UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: July 31, 2017

Date of reporting period: July 31, 2017

Item 1. Reports to Stockholders.

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Exponential Technologies ETF | XT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	27.80%	27.96%	28.06%	27.80%	27.96%	28.06%
Since Inception	12.79%	12.91%	12.92%	33.02%	33.34%	33.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/15. The first day of secondary market trading was 3/23/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,182.20	$2.54	$1,000.00	$1,022.50	$2.36	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The iShares Exponential Technologies ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of developed and emerging market companies that create or use exponential technologies, as represented by the Morningstar® Exponential Technologies IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 27.80%, net of fees, while the total return for the Index was 28.06%.

The business environment for exponential technologies was strong during the reporting period, as many large U.S. companies pursued digital transformation projects, which deploy digital technology to improve efficiency among business units. Exponential technologies stocks in the U.S. contributed the majority of the Index’s gains for the reporting period. Growth in technology products with wireless connectivity, or “smart” products that communicate through wireless connectivity, particularly in the manufacturing industry, also helped boost returns in the U.S. Expansion in emerging technology, such as augmented reality and virtual reality, also benefited the U.S. Meanwhile, investments by banks in software and IT services led to positive returns in France and Germany. Japan also benefited from development in robotics and automation, as well as blockchain technology — the foundation for many digital currencies.

The information technology sector was the largest contributor to the Index’s return during the reporting period. Semiconductors and semiconductor equipment stocks were driven higher by strong growth in the memory chip market. The technology hardware, storage, and peripherals industry posted a strong performance despite the slowdown in the server market. Cloud computing and software as a service also continued to grow, benefitting internet software and services companies.

The healthcare sector also contributed to the Index’s performance during the reporting period as biotechnology, life sciences tools and services, and pharmaceutical companies continued to use revenue from established products to develop new products and drive innovative research. For its part, the U.S. Food and Drug Administration announced plans to streamline the development process for rare disease and cancer drugs.

The industrials sector also helped the Index’s performance during the reporting period as innovations in 3-D technology, machine learning, smart automation, and blockchain benefited aerospace and defense companies.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Health Care	31.01%
Information Technology	30.80
Industrials	14.57
Telecommunication Services	10.73
Financials	6.04
Consumer Discretionary	4.11
Materials	2.39
Energy	0.35

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

United States	60.92%
France	6.56
Germany	5.00
United Kingdom	3.89
Netherlands	3.22
Japan	3.12
Switzerland	3.00
Sweden	2.74
Denmark	2.35
Canada	2.07

TOTAL	92.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.70%

BELGIUM — 0.98%
Proximus SADP	168,941	$5,914,696
UCB SA	74,306	5,393,075

		11,307,771
BRAZIL — 0.58%
TIM Participacoes SA	1,964,355	6,688,236

		6,688,236
CANADA — 2.06%
Air Canada[a]	438,125	6,947,358
BlackBerry Ltd.[a,b]	616,179	5,759,972
CGI Group Inc. Class Aa,b	99,542	5,239,974
WestJet Airlines Ltd.	286,709	5,697,268

		23,644,572
CHINA — 0.74%
Tencent Holdings Ltd.	210,300	8,438,765

		8,438,765
DENMARK — 2.34%
DSV A/S	106,552	6,851,599
H Lundbeck A/S	126,180	7,551,616
Novo Nordisk A/S Class B	135,293	5,750,486
Novozymes A/S Class B	145,107	6,676,029

		26,829,730
FRANCE — 6.54%
Airbus SE	75,708	6,301,740
Atos SE	44,163	6,688,161
BioMerieux SA	32,541	7,145,641
Bouygues SA	133,190	5,691,592
Capgemini SE	57,482	6,234,961
Orange SA	323,962	5,431,349
Sanofi	58,183	5,537,214
SCOR SE	138,097	5,798,708
SFR Group SAa,b	187,167	6,951,105
STMicroelectronics NV	455,650	7,751,963
Vivendi SA	243,382	5,615,563
Zodiac Aerospace	207,496	5,908,005

		75,056,002
GERMANY — 4.99%
BASF SE	51,874	4,928,842
Bayer AG Registered	49,070	6,199,009
Deutsche Boerse AG	60,286	6,283,938
Deutsche Telekom AG Registered	287,410	5,233,639
Hannover Rueck SE	41,359	5,202,936
Infineon Technologies AG	270,586	5,865,202

Security	Shares	Value
KION Group AG	86,223	$7,454,505
Merck KGaA	48,369	5,294,964
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	23,730	5,077,950
Telefonica Deutschland Holding AG	1,108,982	5,709,811

		57,250,796
INDIA — 1.59%
Infosys Ltd. ADR	510,328	8,063,182
Wipro Ltd. ADR[b]	1,651,556	10,157,070

		18,220,252
ITALY — 0.52%
Telecom Italia SpA/Milano[a,b]	5,771,333	5,923,235

		5,923,235
JAPAN — 3.11%
Chugai Pharmaceutical Co. Ltd.	124,100	4,981,072
FANUC Corp.	17,700	3,614,648
Honda Motor Co. Ltd.	210,300	5,915,312
Murata Manufacturing Co. Ltd.	37,000	5,752,839
Takeda Pharmaceutical Co. Ltd.	140,200	7,399,850
Tokyo Electron Ltd.	57,000	8,034,526

		35,698,247
NETHERLANDS — 3.21%
ASM International NV	110,057	6,599,454
ASML Holding NV	45,565	6,884,367
Koninklijke KPN NV	1,648,051	5,953,515
QIAGEN NV	163,333	5,363,856
RELX NV	293,719	6,157,123
Wolters Kluwer NV	133,190	5,906,724

		36,865,039
NORWAY — 0.54%
Telenor ASA	314,048	6,252,025

		6,252,025
RUSSIA — 0.42%
Mobile TeleSystems PJSC ADR	558,697	4,788,033

		4,788,033
SOUTH KOREA — 0.56%
Samsung Electronics Co. Ltd.	2,979	6,415,611

		6,415,611
SPAIN — 1.18%
Grifols SA	262,875	7,362,382
Telefonica SA	551,687	6,218,200

		13,580,582

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2017

Security	Shares	Value
SWEDEN — 2.73%
Elekta AB Class Bb	583,933	$5,612,623
Millicom International Cellular SA SDR	111,459	6,972,173
Skandinaviska Enskilda Banken AB Class A	453,547	5,735,885
Tele2 AB Class B	620,385	7,370,334
Telia Co. AB	1,194,504	5,604,048

		31,295,063
SWITZERLAND — 2.99%
Kuehne + Nagel International AG Registered	35,751	6,239,797
Lonza Group AG Registered	28,659	6,831,705
Novartis AG Registered	69,399	5,926,805
Roche Holding AG	21,731	5,515,802
Swiss Re AG	47,668	4,606,976
Swisscom AG Registered	10,660	5,222,555

		34,343,640
UNITED KINGDOM — 3.88%
AstraZeneca PLC	93,233	5,615,927
BT Group PLC	1,051,500	4,345,878
GlaxoSmithKline PLC	258,739	5,166,089
London Stock Exchange Group PLC	139,499	6,892,890
RELX PLC	278,297	6,061,069
Shire PLC	85,522	4,804,189
Sky PLC	477,381	6,073,277
Vodafone Group PLC	1,889,195	5,529,176

		44,488,495
UNITED STATES — 60.74%
3D Systems Corp.[a,b]	314,048	5,276,006
3M Co.	27,339	5,499,787
AbbVie Inc.	77,811	5,439,767
Accenture PLC Class A	37,980	4,892,584
Advanced Micro Devices Inc.[a,b]	494,205	6,726,130
Agilent Technologies Inc.	106,552	6,370,744
Alexion Pharmaceuticals Inc.[a]	37,153	5,102,593
Allergan PLC	24,535	6,190,917
Alnylam Pharmaceuticals Inc.[a,b]	117,768	9,744,124
Alphabet Inc. Class Aa	6,309	5,965,159
Amazon.com Inc.[a]	6,204	6,128,187
AMETEK Inc.	93,233	5,741,288
Amgen Inc.	33,648	5,871,912
Amphenol Corp. Class A	76,627	5,871,161

Security	Shares	Value
Analog Devices Inc.	64,492	$5,095,513
Apple Inc.	42,060	6,255,584
Applied Materials Inc.	144,406	6,398,630
Arista Networks Inc.[a,b]	48,369	7,221,008
AT&T Inc.	117,278	4,573,842
Berkshire Hathaway Inc. Class Ba,b	28,849	5,047,710
Biogen Inc.[a]	17,525	5,075,065
BioMarin Pharmaceutical Inc.[a]	58,183	5,104,395
BlackRock Inc.[c]	12,267	5,232,244
Boeing Co. (The)	30,844	7,478,436
Bristol-Myers Squibb Co.	85,522	4,866,202
Cavium Inc.[a,b]	72,904	4,515,674
Celgene Corp.[a,b]	42,060	5,695,345
CH Robinson Worldwide Inc.	60,286	3,954,762
Charles River Laboratories International Inc.[a]	65,193	6,401,953
Ciena Corp.[a,b]	218,011	5,613,783
Cisco Systems Inc.	152,818	4,806,126
CME Group Inc.	38,555	4,727,614
Cognizant Technology Solutions Corp. Class A	82,017	5,685,418
Covanta Holding Corp.	329,605	4,977,035
Cypress Semiconductor Corp.	417,095	5,922,749
Danaher Corp.	59,585	4,855,582
Dover Corp.	62,389	5,240,676
Dow Chemical Co. (The)	82,718	5,313,804
DXC Technology Co.	77,110	6,043,882
Eaton Corp. PLC	68,581	5,366,463
eBay Inc.[a]	159,127	5,685,608
EI du Pont de Nemours & Co.	63,791	5,244,258
Eli Lilly & Co.	70,100	5,794,466
Emerson Electric Co.	82,017	4,889,033
Exelixis Inc.[a]	285,307	7,734,673
Facebook Inc. Class Aa	39,256	6,644,078
First Solar Inc.[a]	139,499	6,878,696
General Electric Co.	151,841	3,888,648
Gilead Sciences Inc.	63,801	4,854,618
Hologic Inc.[a]	119,170	5,268,506
Honeywell International Inc.	40,900	5,567,308
Illumina Inc.[a]	38,555	6,702,787
Incyte Corp.[a]	46,266	6,166,795
Infinera Corp.[a,b]	557,295	6,537,070
Intel Corp.	128,283	4,550,198
Intercept Pharmaceuticals Inc.[a]	45,565	5,337,028
Intercontinental Exchange Inc.	79,311	5,290,837

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2017

Security	Shares	Value
International Business Machines Corp.	27,928	$4,040,344
Intuitive Surgical Inc.[a]	7,711	7,234,923
Ionis Pharmaceuticals Inc.[a,b]	103,047	5,399,663
iRobot Corp.[a]	79,914	8,431,726
Jazz Pharmaceuticals PLC[a,b]	46,967	7,214,601
Johnson & Johnson	42,060	5,582,203
Johnson Controls International PLC	105,851	4,122,896
Kite Pharma Inc.[a]	100,944	10,943,339
KLA-Tencor Corp.	58,183	5,389,491
Laboratory Corp. of America Holdings[a]	36,527	5,804,506
Lam Research Corp.	44,163	7,042,232
LendingClub Corp.[a]	803,346	4,072,964
Lexicon Pharmaceuticals Inc.[a]	300,028	4,890,456
Marvell Technology Group Ltd.	325,264	5,061,108
Maxim Integrated Products Inc.	117,768	5,351,378
Medtronic PLC	63,791	5,356,530
MercadoLibre Inc.[b]	28,741	8,289,479
Merck & Co. Inc.	79,914	5,104,906
Microchip Technology Inc.	72,203	5,779,128
Micron Technology Inc.[a]	229,928	6,465,575
Microsoft Corp.	76,409	5,554,934
Monsanto Co.	43,997	5,139,730
Myriad Genetics Inc.[a,b]	280,400	6,805,308
Nasdaq Inc.	69,403	5,161,501
Netflix Inc.[a]	37,854	6,876,558
NVIDIA Corp.	49,771	8,088,285
PAREXEL International Corp.[a]	74,306	6,503,261
PayPal Holdings Inc.[a]	118,469	6,936,360
Pfizer Inc.	151,416	5,020,955
QUALCOMM Inc.	67,997	3,616,760
Quest Diagnostics Inc.	52,575	5,694,398
Quintiles IMS Holdings Inc.[a]	61,707	5,587,569
Red Hat Inc.[a]	59,585	5,891,169
Regeneron Pharmaceuticals Inc.[a]	13,319	6,547,887
Rockwell Automation Inc.	34,349	5,668,615
Roper Technologies Inc.	25,952	6,032,802
Schlumberger Ltd.	57,482	3,943,265
Seattle Genetics Inc.[a,b]	73,605	3,717,052
Skyworks Solutions Inc.	60,987	6,395,707
Southwest Airlines Co.	95,336	5,292,101

Security	Shares	Value
Spirit AeroSystems Holdings Inc. Class A	77,110	$4,659,757
Splunk Inc.[a,b]	84,821	5,090,108
Sprint Corp.[a,b]	532,760	4,251,425
Stryker Corp.	41,359	6,083,909
Synaptics Inc.[a,b]	85,522	4,499,312
T-Mobile U.S. Inc.[a,b]	81,316	5,013,945
Tableau Software Inc. Class Aa	103,748	6,686,559
TE Connectivity Ltd.	65,678	5,279,854
Tesla Inc.[a,b]	24,635	7,968,683
Texas Instruments Inc.	63,791	5,191,312
Trimble Inc.[a]	154,220	5,772,455
U.S. Cellular Corp.[a]	114,383	4,332,828
United Continental Holdings Inc.[a]	65,193	4,412,262
United Technologies Corp.	43,580	5,167,281
United Therapeutics Corp.[a,b]	35,751	4,590,428
UnitedHealth Group Inc.	30,143	5,781,729
Varian Medical Systems Inc.[a,b]	58,884	5,718,814
Verint Systems Inc.[a]	121,974	4,836,269
Verizon Communications Inc.	92,822	4,492,585
Versum Materials Inc.	169,537	5,977,875
Vertex Pharmaceuticals Inc.[a]	62,389	9,471,898
VMware Inc. Class Aa,b	58,183	5,394,146
Xilinx Inc.	83,419	5,277,086
XPO Logistics Inc.[a]	98,841	5,941,333
Zoetis Inc.	91,911	5,746,276

		697,014,255

TOTAL COMMON STOCKS
(Cost: $942,125,025)		1,144,100,349

SHORT-TERM INVESTMENTS — 8.60%

MONEY MARKET FUNDS — 8.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	97,324,829	97,354,026
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	1,364,915	1,364,915

		98,718,941

TOTAL SHORT-TERM INVESTMENTS
(Cost: $98,706,434)		98,718,941

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 108.30%
(Cost: $1,040,831,459)[g]	$1,242,819,290
Other Assets, Less Liabilities — (8.30)%	(95,279,358)

NET ASSETS — 100.00%	$1,147,539,932

ADR  —  American Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $1,046,094,996. Net unrealized appreciation was $196,724,294, of which $221,065,762 represented gross unrealized appreciation on securities and $24,341,468 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	11,191	4,656	(3,580)	12,267	$5,232,244	$110,135	$96,492

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,144,100,349	$—	$—	$1,144,100,349
Money market funds	98,718,941	—	—	98,718,941

Total	$1,242,819,290	$—	$—	$1,242,819,290

See notes to financial statements.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

July 31, 2017

ASSETS
Investments, at cost:
Unaffiliated	$937,522,591
Affiliated (Note 2)	103,308,868

Total cost of investments	$1,040,831,459

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,138,868,105
Affiliated (Note 2)	103,951,185

Total fair value of investments	1,242,819,290
Foreign currency, at value[b]	957,413
Receivables:
Due from custodian (Note 4)	151,963
Dividends and interest	889,317
Capital shares sold	38,354
Tax reclaims	662,648

Total Assets	1,245,518,985

LIABILITIES
Payables:
Investment securities purchased	190,317
Collateral for securities on loan (Note 1)	97,345,071
Investment advisory fees (Note 2)	443,232
Proxy fees	433

Total Liabilities	97,979,053

NET ASSETS	$1,147,539,932

Net assets consist of:
Paid-in capital	$973,459,011
Undistributed net investment income	89,923
Accumulated net realized loss	(28,059,319)
Net unrealized appreciation	202,050,317

NET ASSETS	$1,147,539,932

Shares outstanding[c]	35,050,000

Net asset value per share	$32.74

[a]	Securities on loan with a value of $94,455,354. See Note 1.
[b]	Cost of foreign currency: $929,654.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Year ended July 31, 2017

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$15,436,693
Dividends — affiliated (Note 2)	125,086
Securities lending income — affiliated — net (Note 2)	615,469

Total investment income	16,177,248

EXPENSES
Investment advisory fees (Note 2)	4,235,953
Proxy fees	22,180

Total expenses	4,258,133

Net investment income	11,919,115

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,782,579)
Investments — affiliated (Note 2)	(769)
In-kind redemptions — unaffiliated	54,367,467
In-kind redemptions — affiliated (Note 2)	93,709
Foreign currency transactions	(6,720)
Realized gain distributions from affiliated funds	45

Net realized gain	45,671,153

Net change in unrealized appreciation/depreciation on:
Investments	173,099,056
Translation of assets and liabilities in foreign currencies	24,744

Net change in unrealized appreciation/depreciation	173,123,800

Net realized and unrealized gain	218,794,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230,714,068

[a]	Net of foreign withholding tax of $1,075,956.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,919,115	$11,449,160
Net realized gain (loss)	45,671,153	(11,688,544)
Net change in unrealized appreciation/depreciation	173,123,800	24,550,027

Net increase in net assets resulting from operations	230,714,068	24,310,643

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,481,892)	(11,508,317)

Total distributions to shareholders	(12,481,892)	(11,508,317)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	306,392,550	114,636,333
Cost of shares redeemed	(141,419,614)	(53,028,463)

Net increase in net assets from capital share transactions	164,972,936	61,607,870

INCREASE IN NET ASSETS	383,205,112	74,410,196

NET ASSETS
Beginning of year	764,334,820	689,924,624

End of year	$1,147,539,932	$764,334,820

Undistributed net investment income included in net assets at end of year	$89,923	$659,376

SHARES ISSUED AND REDEEMED
Shares sold	10,850,000	4,900,000
Shares redeemed	(5,250,000)	(2,150,000)

Net increase in shares outstanding	5,600,000	2,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

(For a share outstanding throughout each period)

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Mar. 19, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.95	$25.84	$25.49

Income from investment operations:
Net investment income[b]	0.38	0.41	0.18
Net realized and unrealized gain[c]	6.79	0.11	0.31

Total from investment operations	7.17	0.52	0.49

Less distributions from:
Net investment income	(0.38)	(0.41)	(0.14)

Total distributions	(0.38)	(0.41)	(0.14)

Net asset value, end of period	$32.74	$25.95	$25.84

Total return	27.80%	2.13%	1.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,147,540	$764,335	$689,925
Ratio of expenses to average net assets[e]	0.47%	0.36%	0.30%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.47%	0.47%
Ratio of net investment income to average net assets[e]	1.32%	1.71%	1.90%
Portfolio turnover rate[f]	23%	28%	1%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2017, July 31, 2016 and the period ended July 31, 2015 were 23%, 28% and 1%, respectively. See Note 4.

See notes to financial statements.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Exponential Technologies	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Citigroup Global Markets Inc.	$20,011,620	$20,011,620	$—
Credit Suisse Securities (USA) LLC	13,999,768	13,999,768	—
Deutsche Bank Securities Inc.	1,431,765	1,431,765	—
Goldman Sachs & Co.	13,075,875	13,075,875	—
JPMorgan Securities LLC	14,052,353	14,052,353	—
Merrill Lynch, Pierce, Fenner & Smith	8,949,384	8,949,384	—
Morgan Stanley & Co. LLC	5,231,674	5,231,674	—
SG Americas Securities LLC	169,822	169,822	—
State Street Bank & Trust Company	17,261,776	17,261,776	—
UBS AG	271,317	271,317	—

	$94,455,354	$94,455,354	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.47%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2017, the Fund retained 80% of securities lending income and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Prior to January 1, 2017, the Fund would have retained for the remainder of that calendar year 85% of securities lending income and the amount retained would not have been less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $208,024.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017, were $365,922,785 and $202,749,551, respectively.

In-kind purchases and sales (see Note 4) for the year ended July 31, 2017, were $157,811,463 and $141,366,361, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$ 53,104,488	$(6,676)	$(53,097,812)

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

	2017	2016
Ordinary income	$12,481,892	$11,508,317

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$90,308	$(22,795,782)	$196,786,395	$174,080,921

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of July 31, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $22,795,782 available to offset future realized capital gains.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of the iShares Exponential Technologies ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Exponential Technologies ETF (constituting a fund of the iShares Trust, hereafter referred to as the “Fund”) as of July 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period March 19, 2015 (commencement of operations) through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The Fund hereby designates the maximum amount of $16,511,950 as qualified dividend income for individuals for the fiscal year ended July 31, 2017.

For corporate shareholders, the percentage of income dividends paid by the Fund during the fiscal year ended July 31, 2017 that qualified for the dividends-received deduction was 51.34%.

TAX INFORMATION	27

Board Review and Approval of Investment Advisory

Contract

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Board Review and Approval of Investment Advisory

Contract (continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.384330	$—	$—	$0.384330	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	31

Supplemental Information  (Unaudited) (Continued)

iSHARES® EXPONENTIAL TECHNOLOGIES ETF

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Exponential Technologies ETF

Period Covered: March 19, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	17	2.95%
Greater than 0.0% and Less than 0.5%	468	81.11
At NAV	9	1.56
Less than 0.0% and Greater than –0.5%	82	14.21
Less than –0.5% and Greater than –1.0%	1	0.17

	577	100.00%

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC

(2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	37

Notes:

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Fund is distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Fund. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-701-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares MSCI ACWI Low Carbon Target ETF | CRBN | NYSE Arca
➢	iShares MSCI All Country Asia ex Japan ETF | AAXJ | NASDAQ
➢	iShares MSCI Europe Financials ETF | EUFN | NASDAQ
➢	iShares MSCI Kokusai ETF | TOK | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.28%	17.85%	17.04%	17.28%	17.85%	17.04%
Since Inception	7.45%	7.64%	7.08%	20.96%	21.51%	19.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/14. The first day of secondary market trading was 12/9/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,118.50	$1.05	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

The iShares MSCI ACWI Low Carbon Target ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization developed and emerging market equities with a lower carbon exposure than that of the broad market, as represented by the MSCI ACWI Low Carbon Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 17.28%, net of fees, while the total return for the Index was 17.04%.

Low-carbon-emitting companies, as represented by the Index, performed well for the overall reporting period. One of the main themes during the reporting period was the Paris Agreement on climate change, which was formally enacted in late 2016. The agreement is intended to put an end to the dominance of fossil fuels as the primary engine of economic growth and demonstrate that governments across the planet are serious about climate change. However, in June 2017 the U.S. announced that it will drop out of the agreement, despite being the world’s second-largest source of carbon emissions. U.S. carbon dioxide emissions declined significantly, while Japan developed a new method to extract more energy from coal during the reporting period.

Nevertheless, lower carbon exposure companies in the U.S., the largest country weight in the Index at approximately 53% on average, contributed the majority of the Index’s performance during the reporting period. Improving corporate earnings growth for many American companies and optimism about potentially stimulative fiscal policies from the new presidential administration benefited the U.S. equity market. Improving economic data in Japan, in part due to export growth, contributed to the gains in the Japanese stock market.

From a sector perspective, lower carbon exposure companies in the financials sector were the largest contributor to the Index’s return for the reporting period. Financial stocks around the world performed well amid an improved global economy and favorable central bank monetary policy. Companies with lower carbon footprints in the information technology sector also contributed strongly to the Index’s return.

ALLOCATION BY SECTOR As of 7/31/17

Sector	Percentage of Total Investments*

Financials	19.76%
Information Technology	17.24
Industrials	12.21
Consumer Discretionary	11.99
Health Care	11.24
Consumer Staples	9.33
Energy	5.01
Materials	3.95
Telecommunication Services	3.54
Real Estate	3.22
Utilities	2.51

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 7/31/17

Country	Percentage of Total Investments*

United States	52.02%
Japan	7.68
United Kingdom	5.78
Canada	3.59
France	3.46
China	3.24
Germany	3.00
Switzerland	2.69
Australia	2.33
South Korea	1.69

TOTAL	85.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.41%	24.89%	27.34%	26.41%	24.89%	27.34%
5 Years	7.80%	7.90%	8.54%	45.57%	46.28%	50.64%
Since Inception	5.81%	5.78%	6.53%	65.98%	65.55%	76.31%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/13/08. The first day of secondary market trading was 8/15/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,212.90	$3.84	$1,000.00	$1,021.30	$3.51	0.70%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

The iShares MSCI All Country Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities, excluding Japan, as represented by the MSCI AC Asia ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 26.41%, net of fees, while the total return for the Index was 27.34%.

China, the largest country weight in the Index on average, made the most significant contribution to the Index’s performance for the reporting period. Economic growth strengthened steadily, in part due to government stimulus that focused primarily on infrastructure and real estate expansion. The stimulus, in turn, drove up prices in the property market and supported a surge in industrial output.

South Korean stocks were a key contributor to the Index’s return for the reporting period. Strong demand among the country’s technology-related companies helped performance. Amid tepid economic growth, the government initiated a fiscal stimulus package aimed at creating public sector jobs and increasing social welfare subsidies.

Taiwan’s technology-heavy market also rose, adding significantly to the Index’s return for the reporting period amid growing demand in the technology sector. Within the sector, growth was particularly strong among component suppliers due to the introduction of the Apple iPhone 7. Stocks in Hong Kong and India also added meaningfully to the Index’s performance.

From a sector perspective, the information technology sector, the largest weight in the Index on average, made the most substantial contribution for the reporting period as technology demand strengthened. Asian financial stocks, which tend to be intertwined with the U.S. economy, also benefited from expectations of a more lenient regulatory environment in the U.S. and the Fed’s relatively moderate pace of interest rate increases. The economically-sensitive consumer discretionary and industrials sectors also helped the Index’s performance, while telecommunications stocks detracted slightly from the Index’s return.

ALLOCATION BY SECTOR As of 7/31/17

Sector	Percentage of Total Investments*

Information Technology	30.85%
Financials	23.55
Consumer Discretionary	9.31
Industrials	7.31
Real Estate	5.98
Telecommunication Services	4.69
Materials	4.55
Consumer Staples	4.35
Energy	4.15
Utilities	3.16
Health Care	2.10

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 7/31/17

Country	Percentage of Total Investments*

China	32.93%
South Korea	17.62
Taiwan	13.84
Hong Kong	11.65
India	10.37
Singapore	4.40
Indonesia	2.69
Malaysia	2.61
Thailand	2.44
Philippines	1.32

TOTAL	99.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE FINANCIALS ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	46.28%	47.09%	46.78%	46.28%	47.09%	46.78%
5 Years	12.55%	12.58%	12.82%	80.57%	80.81%	82.79%
Since Inception	2.82%	2.86%	3.01%	23.29%	23.68%	25.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/20/10. The first day of secondary market trading was 1/22/10.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,211.80	$2.63	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

The iShares MSCI Europe Financials ETF (the “Fund”) seeks to track the investment results of an index composed of developed market European equities in the financials sector, as represented by the MSCI Europe Financials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 46.28%, net of fees, while the total return for the Index was 46.78%.

Financial stocks across Europe reported increased revenues, which were driven by strong capital markets, heavy trading activity, and investor optimism about the direction of the global economy. The prospect of an end to Europe’s ultra-low interest rate environment led to higher profits for many banks in the Eurozone. The broad financials sector also benefited from the election results in France and the Netherlands. The outcome of these elections helped to ease concerns about further EU defections following the Brexit referendum in 2016.

Financial stocks in the United Kingdom, which made up an average of 30% of the Index during the reporting period, were the largest contributors to the Index’s performance. In the wake of Brexit, British exports were strong despite lingering uncertainty about the transition away from the European Union. In addition, lenders reported considerably higher demand for corporate lending from small and medium-sized businesses, and that default rates on loans to businesses of all sizes declined appreciably.

Financial stocks in every European country contributed to the Index’s performance for the reporting period. Stocks in France performed well as investors across the continent were encouraged by the newly elected French president’s economic reform proposals. German financial stocks appreciated on the strength of increased domestic consumption and a favorable export outlook. The financials sector in Switzerland also moved higher, as credit quality increased in tandem with the improving global economy.

From an industry perspective, banks were the largest contributor to the Index’s performance, while the consumer finance industry was a minor detractor from the Index’s performance for the reporting period.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Banks	56.40%
Insurance	28.70
Capital Markets	11.58
Diversified Financial Services	3.12
Consumer Finance	0.20

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

United Kingdom	29.02%
France	11.92
Switzerland	11.39
Spain	10.96
Germany	10.66
Sweden	7.09
Italy	6.44
Netherlands	5.33
Belgium	1.92
Denmark	1.64

TOTAL	96.37%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI KOKUSAI ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.62%	16.61%	16.30%	16.62%	16.61%	16.30%
5 Years	11.99%	12.18%	11.73%	76.16%	77.64%	74.13%
Since Inception	4.57%	4.57%	4.28%	53.90%	53.90%	49.85%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,110.50	$1.31	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KOKUSAI ETF

The iShares MSCI Kokusai ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding Japan, as represented by the MSCI Kokusai Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 16.62%, net of fees, while the total return for the Index was 16.30%.

Stocks in the U.S., which represented approximately 65% of the Index on average during the reporting period, made the most significant contribution to the Index’s returns. Economic growth strengthened steadily as unemployment declined to 4.3% in May 2017, its lowest level in 16 years. U.S. presidential election results bolstered equity markets, as market participants anticipated a more lenient regulatory environment, lower taxes, and increased infrastructure spending.

Stocks in France, the U.K., Germany, and Switzerland were the largest contributors to the Index’s return for the reporting period. France’s stock market gains during the reporting period largely reflected the election of pro-business presidential candidate Emmanuel Macron, who reinforced France’s support of the European Union. U.K. equities advanced as the sharp drop in the British pound immediately prior to the reporting period boosted exports and profits for multinational companies earning revenues outside of the U.K. All else equal, a weaker British pound makes exports less expensive, while British companies receiving payment in the stronger foreign currencies can translate revenues into more British pounds. Germany’s stock market advanced during the reporting period, supported by strong consumer spending, improving industrial production, and export growth. In Switzerland, investor sentiment benefited from improving economic conditions in the Eurozone, which had its strongest quarterly economic output level in nearly six years, as well as encouraging economic data in the U.S. and China.

From a sector perspective, the financials sector made the largest contribution to the Index’s performance for the reporting period amid rising rates and expectations of more lenient regulations under the new U.S. presidential administration. Information technology stocks contributed as some of the sector’s largest companies reached record-high stock prices. The economically-sensitive industrials sector contributed to the Index’s return as industrial production levels increased. The consumer discretionary sector benefited from declining unemployment and generally improving consumer confidence.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*
Financials	18.72%
Information Technology	16.27
Health Care	12.74
Consumer Discretionary	11.56
Industrials	10.49
Consumer Staples	9.60
Energy	6.61
Materials	4.87
Utilities	3.28
Real Estate	3.08
Telecommunication Services	2.78

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*
United States	64.60%
United Kingdom	7.33
France	4.22
Canada	3.91
Germany	3.86
Switzerland	3.43
Australia	2.95
Netherlands	1.53
Spain	1.43
Hong Kong	1.43

TOTAL	94.69%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.84%

AUSTRALIA — 2.32%
Amcor Ltd./Australia	14,615	$178,985
AMP Ltd.	34,523	148,556
APA Group	69,836	480,596
Aristocrat Leisure Ltd.	7,900	127,716
Aurizon Holdings Ltd.	15,326	61,422
Australia & New Zealand Banking Group Ltd.	29,862	706,389
Brambles Ltd.	23,779	175,412
Caltex Australia Ltd.	22,120	549,917
Commonwealth Bank of Australia	17,550	1,173,145
Crown Resorts Ltd.	4,345	44,124
CSL Ltd.	4,187	421,179
Dexus	19,908	149,082
Domino’s Pizza Enterprises Ltd.	948	40,347
Fortescue Metals Group Ltd.	67,545	309,527
Goodman Group	43,845	278,629
GPT Group (The)	42,107	161,021
Insurance Australia Group Ltd.	19,513	103,907
LendLease Group	9,559	128,590
Macquarie Group Ltd.	3,713	254,424
Medibank Pvt Ltd.	27,492	59,699
Mirvac Group	88,006	152,463
National Australia Bank Ltd.	27,810	664,954
Newcrest Mining Ltd.	9,164	147,785
QBE Insurance Group Ltd.	16,195	153,212
Scentre Group	69,204	228,179
Seek Ltd.	4,740	64,709
Sonic Healthcare Ltd.	4,029	71,697
Stockland	48,585	162,909
Suncorp Group Ltd.	12,482	142,400
Sydney Airport	42,818	230,057
Tatts Group Ltd.	31,679	101,164
Telstra Corp. Ltd.	59,408	194,456
Transurban Group	51,192	466,317
Treasury Wine Estates Ltd.	13,430	130,592
Wesfarmers Ltd.	10,507	341,654
Westfield Corp.	28,835	176,797
Westpac Banking Corp.	34,857	885,490
Woolworths Ltd.	9,954	212,179

		10,079,681

Security	Shares	Value
AUSTRIA — 0.06%
Erste Group Bank AG	4,345	$179,886
Raiffeisen Bank International AGa	3,397	99,806

		279,692
BELGIUM — 0.42%
Ageas	3,318	148,907
Anheuser-Busch InBev SA/NV	8,374	1,005,066
Colruyt SA	2,212	123,565
KBC Group NV	2,607	215,156
UCB SA	2,054	149,078
Umicore SA	2,212	177,028

		1,818,800
BRAZIL — 0.61%
Ambev SA	55,300	338,878
B3 SA – Brasil Bolsa Balcao	15,800	103,597
Banco Bradesco SA	8,620	83,166
Banco do Brasil SA	15,800	145,107
CCR SA	23,700	129,535
Cielo SA	18,736	156,483
Cosan SA Industria e Comercio	31,600	365,043
CPFL Energia SA	15,884	136,526
Embraer SA	7,900	39,867
Kroton Educacional SA	15,800	76,245
Ultrapar Participacoes SA	39,500	935,360
Vale SA	15,800	158,253

		2,668,060
CANADA — 3.57%
Agnico Eagle Mines Ltd.	5,688	264,762
Alimentation Couche-Tard Inc. Class B	4,187	197,941
AltaGas Ltd.	14,773	342,819
Bank of Montreal	4,266	322,572
Bank of Nova Scotia (The)	10,349	642,763
Barrick Gold Corp.	8,532	143,820
BCE Inc.	1,422	66,543
Bombardier Inc. Class Ba	29,862	59,937
Brookfield Asset Management Inc. Class A	8,374	324,701
Cameco Corp.	36,103	368,666
Canadian Imperial Bank of Commerce	2,370	205,095
Canadian National Railway Co.	6,873	541,464
Canadian Pacific Railway Ltd.	711	110,975
Canadian Tire Corp. Ltd. Class A	474	53,940

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
CCL Industries Inc. Class B	3,950	$188,790
CGI Group Inc. Class Aa	2,133	112,283
Constellation Software Inc./Canada	158	84,859
Enbridge Inc.	37,455	1,547,859
Fairfax Financial Holdings Ltd.	237	112,670
First Quantum Minerals Ltd.	17,222	189,772
Franco-Nevada Corp.	4,582	330,968
Goldcorp Inc.	12,877	168,563
Hydro One Ltd.[b]	24,016	429,409
Inter Pipeline Ltd.	54,273	1,068,491
Keyera Corp.	11,455	356,872
Loblaw Companies Ltd.	2,528	137,261
Magna International Inc. Class A	2,133	101,418
Manulife Financial Corp.	20,856	428,277
Pembina Pipeline Corp.	37,130	1,261,568
PrairieSky Royalty Ltd.	39,105	968,127
Restaurant Brands International Inc.	2,528	150,158
Rogers Communications Inc. Class B	3,476	180,200
Royal Bank of Canada	13,272	987,109
Shaw Communications Inc. Class B	2,212	49,103
SNC-Lavalin Group Inc.	3,002	131,814
Sun Life Financial Inc.	4,661	178,084
Thomson Reuters Corp.	2,528	115,428
Toronto-Dominion Bank (The)	15,247	783,595
TransCanada Corp.	18,565	945,656
Veresen Inc.	38,947	567,130
Wheaton Precious Metals Corp.	13,825	279,474
Yamana Gold Inc.	14,378	37,366

		15,538,302
CHILE — 0.13%
Aguas Andinas SA Series A	543,678	341,755
Cencosud SA	31,442	89,371
SACI Falabella	14,615	136,069

		567,195
CHINA — 3.23%
58.com Inc. ADR[a,c]	632	32,264
Agricultural Bank of China Ltd. Class H	474,000	221,519
Alibaba Group Holding Ltd. ADR[a,c]	11,929	1,848,399
Baidu Inc. ADR[a,c]	2,923	661,621
Bank of China Ltd. Class H	948,000	467,315
Bank of Communications Co. Ltd. Class H	237,000	175,698

Security	Shares	Value
Beijing Enterprises Water Group Ltd.	316,000	$262,587
CGN Power Co. Ltd. Class Hb	1,422,000	389,631
China CITIC Bank Corp. Ltd. Class H	158,000	102,567
China Conch Venture Holdings Ltd.[c]	39,500	73,435
China Construction Bank Corp. Class H	1,027,000	854,721
China Everbright Bank Co. Ltd. Class H	158,000	76,672
China Galaxy Securities Co. Ltd. Class H	79,000	69,693
China Huarong Asset Management Co. Ltd. Class Hb,c	79,000	32,368
China Life Insurance Co. Ltd. Class H	79,000	250,347
China Merchants Bank Co. Ltd. Class H	39,500	129,978
China Minsheng Banking Corp. Ltd. Class H	118,500	119,256
China Mobile Ltd.	79,000	847,135
China Oilfield Services Ltd. Class H	158,000	134,732
China Pacific Insurance Group Co. Ltd. Class H	31,600	139,588
China Taiping Insurance Holdings Co. Ltd.	31,600	95,081
China Telecom Corp. Ltd. Class H	158,000	75,256
China Unicom Hong Kong Ltd.[a]	158,000	229,409
China Vanke Co. Ltd. Class H	23,400	69,060
Chongqing Changan Automobile Co. Ltd. Class B	15,800	20,958
CITIC Securities Co. Ltd. Class H	39,500	80,212
COSCO SHIPPING Ports Ltd.[c]	102,000	124,853
Ctrip.com International Ltd. ADR[a,c]	4,108	245,371
Great Wall Motor Co. Ltd. Class Hc	79,000	101,353
Guangdong Investment Ltd.	158,000	222,531
Guangzhou R&F Properties Co. Ltd. Class H	31,600	56,482
Haitong Securities Co. Ltd. Class H	63,200	100,827
Huaneng Renewables Corp. Ltd. Class H	474,000	144,443
Industrial & Commercial Bank of China Ltd. Class H	790,000	553,293
JD.com Inc. ADR[a,c]	8,453	381,822
Jiangsu Expressway Co. Ltd. Class H	158,000	229,409

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Lenovo Group Ltd.	158,000	$97,914
Momo Inc. ADR[a]	790	34,705
NetEase Inc. ADR	1,027	319,685
New Oriental Education & Technology Group Inc. ADR[a]	1,975	157,329
Ping An Insurance Group Co. of China Ltd. Class H	79,000	586,167
SOHO China Ltd.[c]	118,500	64,635
TAL Education Group Class A ADR[c]	869	136,233
Tencent Holdings Ltd.	63,200	2,536,043
Vipshop Holdings Ltd. ADR[a]	4,977	61,217
Want Want China Holdings Ltd.[c]	158,000	106,815
Yum China Holdings Inc.[a]	3,430	122,760
Zhejiang Expressway Co. Ltd. Class H	158,000	197,243

		14,040,632
COLOMBIA — 0.10%
Interconexion Electrica SA ESP	98,513	448,794

		448,794
CZECH REPUBLIC — 0.00%
Komercni Banka AS	395	16,976

		16,976
DENMARK — 0.57%
Carlsberg A/S Class B	692	76,631
Chr Hansen Holding A/S	2,985	239,457
Coloplast A/S Class B	1,264	108,212
Danske Bank A/S	7,232	291,796
Genmab A/Sa	524	118,712
Novo Nordisk A/S Class B	20,540	873,031
Novozymes A/S Class B	5,414	249,085
Pandora A/S	1,300	149,010
TDC A/S	9,777	60,063
Vestas Wind Systems A/S	3,397	330,671

		2,496,668
FINLAND — 0.38%
Kone OYJ Class B	5,688	295,138
Metso OYJ	2,607	82,620
Neste OYJ	8,927	385,529
Nokia OYJ	72,285	458,505
Sampo OYJ Class A	4,108	223,907
Wartsila OYJ Abp	2,923	193,505

		1,639,204

Security	Shares	Value
FRANCE — 3.45%
Aeroports de Paris	1,896	$319,772
Airbus SE	7,031	585,242
Alstom SA	1,264	45,132
Atos SE	316	47,856
AXA SA	28,598	841,578
BNP Paribas SA	12,877	995,483
Bollore SA	59,171	273,470
Bureau Veritas SA	3,002	68,115
Capgemini SE	2,291	248,500
CNP Assurances	8,848	212,809
Credit Agricole SA	21,251	372,066
Danone SA	7,426	552,369
Dassault Aviation SA	158	235,898
Edenred	4,661	121,996
Essilor International SA	2,528	319,213
Eutelsat Communications SA	1,264	34,112
Fonciere des Regions	1,269	122,131
Gecina SA	1,027	154,502
Groupe Eurotunnel SE Registered	10,744	118,590
Hermes International	252	127,162
ICADE	237	20,278
Iliad SAc	237	58,581
Ingenico Group SA	316	33,017
Kering	869	302,755
Klepierre	2,686	108,859
L’Oreal SA	3,397	701,287
Legrand SA	4,029	277,411
LVMH Moet Hennessy Louis Vuitton SE	3,239	812,255
Natixis SA	19,987	144,758
Orange SA	23,779	398,664
Pernod Ricard SA	3,081	425,911
Peugeot SA	6,952	149,052
Publicis Groupe SA	2,607	196,437
Remy Cointreau SA	237	27,180
Renault SA	2,923	262,464
Rexel SA	8,532	134,643
Safran SA	4,345	409,462
Sanofi	12,798	1,217,972
Schneider Electric SE	9,164	716,869
SCOR SE	3,950	165,861
SES SA	3,239	75,898
Societe BIC SA	711	83,047

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Societe Generale SA	10,270	$600,573
Sodexo SA	1,422	167,369
Thales SA	1,659	183,059
Unibail-Rodamco SE	1,452	361,812
Valeo SA	1,738	119,955
Vinci SA	6,083	543,197
Vivendi SA	16,827	388,250
Zodiac Aerospace	3,792	107,969

		14,990,841
GERMANY — 2.81%
adidas AG	2,291	521,310
Allianz SE Registered	5,609	1,190,343
BASF SE	5,530	525,437
Bayer AG Registered	7,584	958,086
Bayerische Motoren Werke AG	4,029	369,138
Beiersdorf AG	948	103,610
Brenntag AG	3,002	169,695
Commerzbank AGa	19,434	253,873
Continental AG	711	159,690
Daimler AG Registered	10,665	745,515
Deutsche Bank AG Registered	28,418	505,588
Deutsche Boerse AG	1,990	207,429
Deutsche Post AG Registered	6,715	259,677
Deutsche Telekom AG Registered	31,837	579,741
Deutsche Wohnen AG Bearer	5,609	221,437
Fraport AG Frankfurt Airport Services Worldwide[c]	1,501	149,750
Fresenius Medical Care AG & Co. KGaA	2,528	237,815
Fresenius SE & Co. KGaA	4,582	385,878
GEA Group AGc	3,239	131,156
Hannover Rueck SE	553	69,567
Henkel AG & Co. KGaA	1,264	158,563
HUGO BOSS AG	1,106	83,102
Infineon Technologies AG	14,062	304,807
Merck KGaA	1,817	198,907
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,340	500,733
ProSiebenSat.1 Media SE Registered	3,002	119,807
SAP SE	10,981	1,161,052
Siemens AG Registered	9,401	1,271,864
Symrise AGc	4,661	325,488

Security	Shares	Value
Telefonica Deutschland Holding AG	20,382	$104,941
Vonovia SE	5,530	223,338

		12,197,337
GREECE — 0.05%
Alpha Bank AEa	42,316	101,278
Eurobank Ergasias SAa	17,175	18,730
National Bank of Greece SAa	41,625	16,784
OPAP SA	3,666	42,012
Piraeus Bank SAa	90,744	24,821

		203,625
HONG KONG — 1.22%
AIA Group Ltd.	126,400	996,130
BOC Hong Kong Holdings Ltd.[c]	39,500	194,462
Cheung Kong Property Holdings Ltd.	39,500	319,888
CK Hutchison Holdings Ltd.	39,500	520,419
Galaxy Entertainment Group Ltd.	79,000	489,062
HKT Trust & HKT Ltd.	79,000	103,578
Hong Kong & China Gas Co. Ltd.[c]	433,149	819,695
Hong Kong Exchanges & Clearing Ltd.[c]	7,900	225,363
Hongkong Land Holdings Ltd.	15,800	118,816
Link REIT[c]	39,500	321,153
Melco Resorts & Entertainment Ltd. ADR	2,765	55,853
MTR Corp. Ltd.	39,500	228,347
Power Assets Holdings Ltd.[c]	79,000	782,904
Sands China Ltd.	31,600	146,668

		5,322,338
INDIA — 0.90%
ICICI Bank Ltd. ADR	51,592	480,322
Infosys Ltd. ADR	48,939	773,236
Larsen & Toubro Ltd. GDR[d]	50,481	918,754
Mahindra & Mahindra Ltd. GDR	26,716	577,066
State Bank of India GDR[d]	9,646	466,866
Wipro Ltd. ADR[c]	110,606	680,227

		3,896,471
INDONESIA — 0.31%
Astra International Tbk PT	316,000	189,140
Bank Central Asia Tbk PT	63,200	88,700
Bank Mandiri Persero Tbk PT	142,200	145,679
Bank Rakyat Indonesia Persero Tbk PT	142,200	157,686
Gudang Garam Tbk PT	15,800	90,242

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Hanjaya Mandala Sampoerna Tbk PT	308,100	$82,089
Jasa Marga Persero Tbk PT	158,042	69,389
Perusahaan Gas Negara Persero Tbk PT	797,900	134,740
Telekomunikasi Indonesia Persero Tbk PT	813,700	286,419
Unilever Indonesia Tbk PT	23,700	87,070

		1,331,154
IRELAND — 0.04%
Bank of Ireland Group PLC[a]	11,031	91,689
Paddy Power Betfair PLC	869	86,718

		178,407
ISRAEL — 0.24%
Check Point Software Technologies Ltd.[a,c]	1,817	192,202
Elbit Systems Ltd.	632	79,925
Frutarom Industries Ltd.	2,212	156,709
Mobileye NVa	2,686	170,024
Taro Pharmaceutical Industries Ltd.[a,c]	1,185	135,481
Teva Pharmaceutical Industries Ltd. ADR	9,322	299,889

		1,034,230
ITALY — 0.76%
Assicurazioni Generali SpA	19,176	346,589
Atlantia SpA	11,218	339,777
CNH Industrial NV	15,879	183,469
Ferrari NV	948	99,586
Intesa Sanpaolo SpA	166,453	571,475
Luxottica Group SpA	1,501	86,484
Mediobanca SpA	12,324	128,082
Snam SpA	182,569	860,135
Terna Rete Elettrica Nazionale SpA	32,864	186,991
UniCredit SpA[a]	25,596	502,157

		3,304,745
JAPAN — 7.64%
AEON Financial Service Co. Ltd.	7,900	171,663
Amada Holdings Co. Ltd.	15,800	180,314
Asahi Group Holdings Ltd.	7,900	321,663
Astellas Pharma Inc.	31,600	402,668
Bridgestone Corp.	7,900	332,959
Brother Industries Ltd.	7,900	201,620
Canon Inc.	15,800	548,664

Security	Shares	Value
Concordia Financial Group Ltd.	23,700	$119,428
Dai-ichi Life Holdings Inc.	15,800	273,259
Daiichi Sankyo Co. Ltd.	7,900	172,163
Daiwa House Industry Co. Ltd.	7,900	275,190
Denso Corp.	7,900	379,360
Dentsu Inc.	7,900	368,922
East Japan Railway Co.	7,900	739,988
FUJIFILM Holdings Corp.	7,900	289,775
Hachijuni Bank Ltd. (The)	15,800	100,238
Hino Motors Ltd.	15,800	186,034
Hitachi Chemical Co. Ltd.	7,900	224,856
Hitachi Ltd.	79,000	543,087
Honda Motor Co. Ltd.	23,700	666,633
Hoya Corp.	7,900	445,137
IHI Corp.[a]	79,000	260,247
Iida Group Holdings Co. Ltd.	7,900	134,771
Isetan Mitsukoshi Holdings Ltd.	7,900	76,930
Isuzu Motors Ltd.	15,800	216,777
ITOCHU Corp.	31,600	494,898
Japan Exchange Group Inc.	7,900	141,635
Japan Post Bank Co. Ltd.	15,800	202,764
Japan Post Holdings Co. Ltd.	15,800	198,903
Japan Tobacco Inc.	15,800	548,235
Kansai Paint Co. Ltd.	15,800	361,915
Kao Corp.	7,900	480,027
KDDI Corp.	23,700	626,309
Keisei Electric Railway Co. Ltd.[c]	7,900	215,919
Kirin Holdings Co. Ltd.	15,800	347,544
Komatsu Ltd.	15,800	423,902
Kubota Corp.	15,800	274,475
Kyocera Corp.	7,900	479,884
Marubeni Corp.	63,200	418,283
Marui Group Co. Ltd.	7,900	107,388
Maruichi Steel Tube Ltd.	7,900	243,445
Mebuki Financial Group Inc.	23,700	91,158
Mitsubishi Corp.	15,800	342,683
Mitsubishi Electric Corp.	31,600	489,179
Mitsubishi Estate Co. Ltd.	7,900	143,422
Mitsubishi Heavy Industries Ltd.	79,000	314,084
Mitsubishi Motors Corp.	15,800	114,108
Mitsubishi UFJ Financial Group Inc.	158,000	1,000,950
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,800	84,080
Mitsui & Co. Ltd.	31,600	459,007
Mitsui Fudosan Co. Ltd.	7,900	181,208

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Mizuho Financial Group Inc.	339,700	$603,802
MS&AD Insurance Group Holdings Inc.	7,900	276,834
Nippon Paint Holdings Co. Ltd.	7,900	304,217
Nippon Telegraph & Telephone Corp.	7,900	385,366
Nissan Motor Co. Ltd.	31,600	313,440
Nomura Holdings Inc.	71,100	422,630
Nomura Real Estate Holdings Inc.	7,900	156,434
Nomura Real Estate Master Fund Inc.	79	111,749
NTT DOCOMO Inc.	15,800	366,491
Obayashi Corp.	7,900	94,947
Odakyu Electric Railway Co. Ltd.	7,900	156,220
Olympus Corp.	7,900	286,701
Omron Corp.	7,900	393,945
ORIX Corp.	15,800	250,452
Otsuka Holdings Co. Ltd.	7,900	347,473
Panasonic Corp.	23,700	326,238
Rakuten Inc.	15,800	192,754
Resona Holdings Inc.	39,500	203,193
SBI Holdings Inc./Japan	7,900	112,893
Secom Co. Ltd.	7,900	591,776
Sekisui House Ltd.	15,800	273,331
Seven & I Holdings Co. Ltd.	7,900	317,802
Shin-Etsu Chemical Co. Ltd.	7,900	722,829
Shionogi & Co. Ltd.	7,900	421,543
Shiseido Co. Ltd.	7,900	278,836
SoftBank Group Corp.	7,900	640,465
Sompo Holdings Inc.	7,900	309,723
Sony Corp.[c]	15,800	649,188
Subaru Corp.	7,900	285,557
Sumitomo Corp.	39,500	533,185
Sumitomo Mitsui Financial Group Inc.	15,800	599,855
Sumitomo Mitsui Trust Holdings Inc.	7,900	289,847
Suzuki Motor Corp.	7,900	373,926
T&D Holdings Inc.	15,800	233,364
Takeda Pharmaceutical Co. Ltd.	7,900	416,967
Terumo Corp.	7,900	298,498
Toho Gas Co. Ltd.	79,000	534,079
Tokio Marine Holdings Inc.	7,900	332,101
Toyota Industries Corp.	7,900	423,974
Toyota Motor Corp.	31,600	1,782,835
Toyota Tsusho Corp.	7,900	253,812

Security	Shares	Value
Unicharm Corp.	7,900	$202,299
Yahoo Japan Corp.	23,700	107,245
Yamaha Corp.	7,900	278,836
Yamaha Motor Co. Ltd.	7,900	198,760
Yamato Holdings Co. Ltd.	7,900	158,365

		33,232,528
MALAYSIA — 0.29%
British American Tobacco Malaysia Bhd	7,900	81,187
CIMB Group Holdings Bhd	71,100	108,772
Gamuda Bhd	55,300	68,455
IOI Properties Group Bhd	47,400	23,249
Malayan Banking Bhd	31,600	70,411
Petronas Chemicals Group Bhd	55,300	89,766
Petronas Dagangan Bhd	79,000	438,776
PPB Group Bhd	55,300	217,764
Sapura Energy Bhd	181,700	65,355
Westports Holdings Bhd[c]	124,400	108,376

		1,272,111
MEXICO — 0.35%
America Movil SAB de CV	244,900	216,236
Fomento Economico Mexicano SAB de CV	23,700	238,711
Grupo Aeroportuario del Pacifico SAB de CV Series B	7,900	90,228
Grupo Financiero Banorte SAB de CV	15,800	104,471
Grupo Mexico SAB de CV Series B	158,000	513,325
Grupo Televisa SAB[c]	31,600	167,993
Wal-Mart de Mexico SAB de CV	79,000	181,819

		1,512,783
NETHERLANDS — 1.30%
Aegon NV	28,835	161,109
AerCap Holdings NVa,c	2,844	139,640
Altice NV Class Aa,c	5,925	145,684
ASML Holding NV	4,345	656,481
Heineken NV	2,133	221,731
ING Groep NV	41,870	780,704
Koninklijke Ahold Delhaize NV	9,717	198,138
Koninklijke DSM NV	1,185	87,152
Koninklijke KPN NV	42,028	151,824
Koninklijke Philips NV	12,798	488,577
Koninklijke Vopak NV	14,615	693,810
NN Group NV	4,582	185,241

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
NXP Semiconductors NVa	3,239	$357,359
Randstad Holding NV	2,370	142,450
RELX NV	9,498	199,103
Unilever NV CVA	15,405	895,412
Wolters Kluwer NV	3,677	163,068

		5,667,483
NEW ZEALAND — 0.10%
Auckland International Airport Ltd.	15,642	81,624
Meridian Energy Ltd.	153,418	331,272

		412,896
NORWAY — 0.25%
DNB ASA	15,563	304,508
Gjensidige Forsikring ASA	4,187	72,173
Marine Harvest ASA	10,530	195,237
Orkla ASA	23,937	245,386
Telenor ASA	12,877	256,354

		1,073,658
PERU — 0.15%
Southern Copper Corp.	16,116	634,003

		634,003
PHILIPPINES — 0.06%
International Container Terminal Services Inc.	38,710	81,931
PLDT Inc.	1,185	38,443
SM Investments Corp.	3,160	50,537
SM Prime Holdings Inc.	158,000	109,279

		280,190
POLAND — 0.15%
Bank Pekao SA	4,108	145,432
Bank Zachodni WBK SA	1,106	116,438
Powszechna Kasa Oszczednosci Bank Polski SAa	19,592	199,885
Powszechny Zaklad Ubezpieczen SA	16,827	206,448

		668,203
PORTUGAL — 0.03%
Jeronimo Martins SGPS SA	6,083	119,232

		119,232
QATAR — 0.07%
Barwa Real Estate Co.	4,582	42,098
Ezdan Holding Group QSC	10,665	38,228
Ooredoo QSC	474	12,473
Qatar Gas Transport Co. Ltd.	44,640	221,805

		314,604

Security	Shares	Value
RUSSIA — 0.30%
Magnit PJSC GDR[d]	8,453	$310,225
Mobile TeleSystems PJSC ADR	22,278	190,923
PhosAgro PJSC GDR[d]	14,536	200,597
Sberbank of Russia PJSC ADR	51,705	602,363

		1,304,108
SINGAPORE — 0.43%
City Developments Ltd.	7,900	65,542
DBS Group Holdings Ltd.	15,800	251,692
Genting Singapore PLC	126,400	108,500
Global Logistic Properties Ltd.[c]	55,300	134,868
Hutchison Port Holdings Trust[c]	300,200	142,595
Oversea-Chinese Banking Corp. Ltd.	23,700	198,373
SATS Ltd.	14,000	49,823
Singapore Technologies Engineering Ltd.	23,700	65,833
Singapore Telecommunications Ltd.	150,100	439,064
United Overseas Bank Ltd.	7,900	139,641
UOL Group Ltd.[c]	23,700	137,779
Yangzijiang Shipbuilding Holdings Ltd.	142,200	148,256

		1,881,966
SOUTH AFRICA — 0.78%
Aspen Pharmacare Holdings Ltd.	5,767	120,754
Barclays Africa Group Ltd.	6,241	68,400
Bid Corp. Ltd.	5,451	130,696
Brait SEa	15,800	75,337
FirstRand Ltd.	57,986	227,923
Fortress Income Fund Ltd.	20,777	60,156
Fortress Income Fund Ltd. Class A	35,234	47,081
Growthpoint Properties Ltd.	107,124	201,196
Liberty Holdings Ltd.	7,347	62,930
Mr. Price Group Ltd.	2,686	35,246
MTN Group Ltd.	21,172	190,141
Naspers Ltd. Class N	5,056	1,114,571
Nedbank Group Ltd.	3,871	64,274
Redefine Properties Ltd.	219,067	178,823
RMB Holdings Ltd.	28,440	137,073
Sanlam Ltd.	28,598	143,816
SPAR Group Ltd. (The)	5,135	64,276
Standard Bank Group Ltd.	18,249	226,464
Steinhoff International Holdings NV Class H	45,188	226,047
Vodacom Group Ltd.	1,659	22,391

		3,397,595

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
SOUTH KOREA — 1.55%
AmorePacific Corp.	632	$160,111
AmorePacific Group	711	77,196
BGF retail Co. Ltd.	790	65,230
Celltrion Inc.[a]	904	87,650
Coway Co. Ltd.	948	83,952
Daelim Industrial Co. Ltd.	632	51,789
Dongsuh Cos. Inc.	1,580	41,722
Hana Financial Group Inc.	4,582	208,822
Hanwha Corp.	2,291	100,214
Hyundai Engineering & Construction Co. Ltd.	2,212	89,544
Hyundai Glovis Co. Ltd.	790	110,835
Hyundai Heavy Industries Co. Ltd.[a]	447	69,703
Hyundai Mobis Co. Ltd.	948	208,398
Hyundai Motor Co.	948	122,836
Industrial Bank of Korea	9,480	130,884
Kangwon Land Inc.	2,765	91,421
KB Financial Group Inc.	3,916	207,864
Kia Motors Corp.	3,792	124,022
Korea Aerospace Industries Ltd. Class A	1,242	57,380
Korea Gas Corp.[a]	3,002	134,668
Korea Zinc Co. Ltd.	948	418,067
KT&G Corp.	2,291	233,389
LG Household & Health Care Ltd.	158	139,921
NAVER Corp.	284	203,791
Samsung C&T Corp.	1,264	157,005
Samsung Electronics Co. Ltd.	1,055	2,272,061
Samsung Fire & Marine Insurance Co. Ltd.	474	123,684
Samsung Life Insurance Co. Ltd.	1,422	159,476
Shinhan Financial Group Co. Ltd.	4,357	207,133
SK Holdings Co. Ltd.	790	191,667
SK Hynix Inc.	4,661	274,899
SK Telecom Co. Ltd.	553	137,379

		6,742,713
SPAIN — 1.19%
Abertis Infraestructuras SA	18,960	373,086
Aena SAb	2,212	430,964
Amadeus IT Group SA	5,214	320,029
Banco Bilbao Vizcaya Argentaria SA	81,707	737,041
Banco de Sabadell SAc	86,671	193,436
Banco Santander SA	178,866	1,217,639
Bankia SA	30,629	154,630

Security	Shares	Value
CaixaBank SA	56,011	$291,619
Industria de Diseno Textil SAc	14,062	556,892
Mapfre SA	40,132	149,092
Siemens Gamesa Renewable Energy SA	4,503	73,530
Telefonica SA	60,040	676,725

		5,174,683
SWEDEN — 0.95%
Assa Abloy AB Class B	11,376	243,298
Atlas Copco AB Class A	9,243	334,341
Atlas Copco AB Class B	5,135	166,066
Boliden AB	24,253	760,356
Hennes & Mauritz AB Class B	11,692	304,259
Hexagon AB Class B	2,844	140,283
Investor AB Class B	5,767	273,056
Kinnevik AB Class B	2,607	79,927
Nordea Bank AB	30,494	384,141
Sandvik AB	13,588	213,839
Skandinaviska Enskilda Banken AB Class A	9,243	116,894
SKF AB Class B	2,686	53,328
Svenska Handelsbanken AB Class A	12,324	183,130
Swedbank AB Class A	6,557	170,875
Telefonaktiebolaget LM Ericsson Class B	38,868	252,023
Telia Co. AB	18,170	85,245
Volvo AB Class B	21,567	365,802

		4,126,863
SWITZERLAND — 2.67%
ABB Ltd. Registered	18,960	446,071
Adecco Group AG Registered	2,528	193,363
Cie. Financiere Richemont SA Class A Registered	5,767	491,018
Credit Suisse Group AG Registered	30,401	468,847
EMS-Chemie Holding AG Registered	316	220,416
Geberit AG Registered	395	190,448
Givaudan SA Registered	237	472,846
Kuehne + Nagel International AG Registered	1,106	193,036
Nestle SA Registered	32,232	2,729,289
Novartis AG Registered	23,305	1,990,291
Roche Holding AG	7,110	1,804,673
Sika AG Bearer	79	545,717

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Swatch Group AG (The) Registered	1,501	$115,898
Swiss Life Holding AG Registered	316	115,612
Swiss Re AG	4,582	442,837
UBS Group AG	41,633	725,778
Zurich Insurance Group AG	1,580	482,753

		11,628,893
TAIWAN — 1.38%
Acer Inc.	316,000	155,407
Cathay Financial Holding Co. Ltd.	237,000	386,164
China Development Financial Holding Corp.	316,000	95,337
China Life Insurance Co. Ltd./Taiwan	79,000	83,590
Chunghwa Telecom Co. Ltd.	79,000	266,861
CTBC Financial Holding Co. Ltd.	251,400	161,520
Foxconn Technology Co. Ltd.	79,510	239,092
Fubon Financial Holding Co. Ltd.	158,000	245,408
Hon Hai Precision Industry Co. Ltd.	237,650	924,769
Mega Financial Holding Co. Ltd.	237,000	200,538
Pou Chen Corp.	79,000	106,744
Quanta Computer Inc.	79,000	187,326
Shin Kong Financial Holding Co. Ltd.	158,000	42,227
Synnex Technology International Corp.	158,000	175,814
Taiwan Mobile Co. Ltd.	79,000	282,559
Taiwan Semiconductor Manufacturing Co. Ltd.	237,000	1,683,579
Teco Electric and Machinery Co. Ltd.	158,000	148,867
Uni-President Enterprises Corp.	158,000	302,442
WPG Holdings Ltd.	79,000	110,669
Yuanta Financial Holding Co. Ltd.	474,000	203,285

		6,002,198
THAILAND — 0.25%
Advanced Info Service PCL NVDR	15,800	88,077
Airports of Thailand PCL NVDR	102,700	158,943
Bangkok Bank PCL Foreign	7,900	43,801
Bangkok Expressway & Metro PCL	294,500	66,376
BTS Group Holdings PCL NVDR	229,100	59,209
CP ALL PCL NVDR	71,100	129,801
Energy Absolute PCL NVDR[c]	292,300	325,007
Kasikornbank PCL Foreign	15,800	94,012
Krung Thai Bank PCL NVDR	86,900	47,267

Security	Shares	Value
Siam Commercial Bank PCL (The) NVDR	16,000	$70,681

		1,083,174
TURKEY — 0.12%
Akbank TAS	59,092	175,415
Turkiye Garanti Bankasi AS	58,223	174,158
Turkiye Is Bankasi Class C	78,289	168,191

		517,764
UNITED ARAB EMIRATES — 0.10%
Aldar Properties PJSC	71,179	45,347
DAMAC Properties Dubai Co. PJSC	51,666	56,266
DP World Ltd.	3,476	79,948
Emaar Properties PJSC	75,840	170,142
Emirates Telecommunications Group Co. PJSC	13,114	66,946

		418,649
UNITED KINGDOM — 5.76%
3i Group PLC	19,513	240,786
Aberdeen Asset Management PLC	19,276	83,709
Antofagasta PLC	44,161	550,758
Ashtead Group PLC	7,742	166,267
Associated British Foods PLC	3,397	132,741
AstraZeneca PLC	13,782	830,164
Auto Trader Group PLC[b]	13,193	66,563
Aviva PLC	60,672	431,130
Babcock International Group PLC	9,085	101,148
BAE Systems PLC	37,841	300,074
Barclays PLC	205,321	549,490
Barratt Developments PLC	15,563	126,285
Berkeley Group Holdings PLC	2,528	116,514
British American Tobacco PLC	21,962	1,364,728
British American Tobacco PLC ADR	5,693	355,920
British Land Co. PLC (The)	22,436	180,577
BT Group PLC	110,442	456,460
Bunzl PLC	5,214	157,274
Burberry Group PLC	6,636	149,688
Capita PLC	12,640	109,732
Cobham PLC	18,565	32,479
Coca-Cola European Partners PLC	711	30,794
Compass Group PLC	21,572	459,866
Croda International PLC	4,780	233,226
DCC PLC	1,185	104,124
Diageo PLC	30,020	969,039
Direct Line Insurance Group PLC	17,436	86,108

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Dixons Carphone PLC	23,226	$82,368
Experian PLC	14,773	293,503
Fresnillo PLC	6,636	134,378
GlaxoSmithKline PLC	52,219	1,042,626
Hammerson PLC	18,328	138,815
Hikma Pharmaceuticals PLC[c]	4,029	75,000
HSBC Holdings PLC	216,934	2,164,981
IMI PLC	8,374	132,810
Imperial Brands PLC	13,746	565,408
Inmarsat PLC	9,875	100,960
Intertek Group PLC	1,659	94,069
Intu Properties PLC[c]	23,542	79,236
Investec PLC	9,164	69,589
ITV PLC	62,647	142,882
Johnson Matthey PLC	6,241	231,202
Kingfisher PLC	24,569	95,358
Land Securities Group PLC	14,141	190,343
Legal & General Group PLC	79,000	279,538
Lloyds Banking Group PLC	770,724	666,348
London Stock Exchange Group PLC	4,108	202,983
Marks & Spencer Group PLC	19,276	81,879
Mediclinic International PLC	2,133	20,809
Meggitt PLC	17,459	115,776
Merlin Entertainments PLC[b]	2,370	14,663
National Grid PLC	38,521	475,746
Next PLC	1,422	74,050
Old Mutual PLC	51,587	133,639
Pearson PLC	12,798	110,935
Persimmon PLC	5,372	177,338
Petrofac Ltd.	16,985	100,093
Provident Financial PLC	395	10,738
Prudential PLC	28,835	702,510
Randgold Resources Ltd.	1,815	168,932
Reckitt Benckiser Group PLC	7,979	775,153
RELX PLC	17,222	375,080
Rolls-Royce Holdings PLC	23,937	280,229
Royal Bank of Scotland Group PLC[a]	52,377	171,661
Royal Mail PLC	13,509	71,790
RSA Insurance Group PLC	2,923	25,144
Schroders PLC	1,975	89,699
Segro PLC	19,291	134,028
Severn Trent PLC	15,010	443,261
Shire PLC	10,112	568,040
Sky PLC	15,879	202,014
Smith & Nephew PLC	10,823	188,344

Security	Shares	Value
Smiths Group PLC	10,270	$207,831
Standard Chartered PLC[a]	39,974	446,209
Standard Life PLC	26,623	153,170
Taylor Wimpey PLC	47,716	119,774
Tesco PLC[a]	74,813	171,813
Travis Perkins PLC	6,083	121,736
Unilever PLC	14,378	819,150
United Utilities Group PLC	43,766	517,848
Vodafone Group PLC	308,811	903,808
Weir Group PLC (The)	3,871	93,595
Whitbread PLC	3,081	156,299
Wolseley PLC	4,108	245,172
WPP PLC	18,960	386,437

		25,022,434
UNITED STATES — 51.80%
3M Co.	6,241	1,255,502
Abbott Laboratories	18,455	907,617
AbbVie Inc.	16,195	1,132,192
Accenture PLC Class A	7,031	905,733
Activision Blizzard Inc.	7,110	439,256
Acuity Brands Inc.	711	144,084
Adobe Systems Inc.[a]	5,530	810,090
Advance Auto Parts Inc.	790	88,488
Advanced Micro Devices Inc.[a]	8,137	110,745
Aetna Inc.	4,029	621,715
Affiliated Managers Group Inc.	632	117,445
Aflac Inc.	4,740	378,015
AGCO Corp.	1,264	91,185
Agilent Technologies Inc.	3,555	212,553
AGNC Investment Corp.	6,715	142,224
Akamai Technologies Inc.[a]	1,896	89,377
Albemarle Corp.	1,896	219,557
Alexandria Real Estate Equities Inc.[c]	1,501	181,996
Align Technology Inc.[a]	790	132,112
Alkermes PLC[a]	1,659	90,266
Allergan PLC	3,950	996,703
Alliance Data Systems Corp.	711	171,657
Allstate Corp. (The)	3,792	345,072
Ally Financial Inc.	8,137	184,222
Alphabet Inc. Class Aa	3,081	2,913,085
Alphabet Inc. Class Ca	3,239	3,013,889
Altria Group Inc.	23,068	1,498,728
Amazon.com Inc.[a]	4,187	4,135,835
AMERCO	474	184,177
American Express Co.	8,927	760,848

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
American International Group Inc.	13,114	$858,311
American Tower Corp.	4,582	624,664
American Water Works Co. Inc.	11,613	941,814
Ameriprise Financial Inc.	2,133	309,029
AmerisourceBergen Corp.	2,054	192,706
AMETEK Inc.	3,634	223,782
Amgen Inc.	7,663	1,337,270
Amphenol Corp. Class A	2,607	199,748
Analog Devices Inc.	4,898	386,991
Annaly Capital Management Inc.	19,039	229,039
Anthem Inc.	3,239	603,134
Aon PLC	2,133	294,717
Apple Inc.	54,273	8,072,023
Applied Materials Inc.	13,509	598,584
Arch Capital Group Ltd.[a]	711	69,152
Arista Networks Inc.[a,c]	395	58,970
Arrow Electronics Inc.[a]	1,817	147,704
Assurant Inc.	632	66,531
AT&T Inc.	65,728	2,563,392
Atmos Energy Corp.	4,977	431,805
Autodesk Inc.[a]	2,370	262,572
Autoliv Inc.	790	85,628
Automatic Data Processing Inc.	5,056	601,209
AutoZone Inc.[a]	316	170,583
AvalonBay Communities Inc.	1,659	319,109
Avery Dennison Corp.	1,975	183,537
Avnet Inc.	3,002	115,217
Axalta Coating Systems Ltd.[a]	6,715	211,522
Axis Capital Holdings Ltd.	869	56,120
Baker Hughes a GE Co.	7,110	262,288
Ball Corp.	4,898	205,226
Bank of America Corp.	110,600	2,667,672
Bank of New York Mellon Corp. (The)	13,509	716,382
Baxter International Inc.	4,677	282,865
BB&T Corp.	8,137	385,043
Becton Dickinson and Co.	2,540	511,556
Berkshire Hathaway Inc. Class Ba	5,846	1,022,875
Best Buy Co. Inc.	3,318	193,572
Biogen Inc.[a]	2,212	640,573
BioMarin Pharmaceutical Inc.[a]	1,975	173,267
BlackRock Inc.[e]	1,580	673,917
Boeing Co. (The)	6,636	1,608,965
BorgWarner Inc.	2,607	121,851
Boston Properties Inc.	1,896	229,245

Security	Shares	Value
Boston Scientific Corp.[a]	16,906	$450,038
Bristol-Myers Squibb Co.	18,249	1,038,368
Broadcom Ltd.	4,503	1,110,710
Brown-Forman Corp. Class B	3,318	163,909
CA Inc.	4,740	147,130
Campbell Soup Co.	2,212	116,860
Capital One Financial Corp.	6,952	599,123
Cardinal Health Inc.	3,871	299,073
CarMax Inc.[a]	2,133	141,311
Caterpillar Inc.	6,952	792,180
CBRE Group Inc. Class Aa	4,503	171,069
CBS Corp. Class B NVS	4,819	317,235
Celgene Corp.[a]	8,058	1,091,134
Centene Corp.[a]	2,133	169,403
CenturyLink Inc.	2,449	56,988
Cerner Corp.[a]	3,476	223,750
CH Robinson Worldwide Inc.	1,343	88,101
Charles Schwab Corp. (The)	13,746	589,703
Charter Communications Inc. Class Aa	2,576	1,009,560
Cheniere Energy Inc.[a]	10,586	478,487
Chipotle Mexican Grill Inc.[a]	316	108,631
Chubb Ltd.	5,451	798,353
Church & Dwight Co. Inc.	2,212	118,010
Cigna Corp.	3,002	521,027
Cincinnati Financial Corp.	1,422	108,300
Cintas Corp.	1,422	191,757
Cisco Systems Inc.	55,142	1,734,216
CIT Group Inc.	2,528	120,459
Citigroup Inc.	31,679	2,168,428
Citizens Financial Group Inc.	6,952	243,876
Citrix Systems Inc.[a]	1,817	143,507
Clorox Co. (The)	790	105,457
CME Group Inc.	3,950	484,349
Coach Inc.	3,318	156,411
Coca-Cola Co. (The)	47,479	2,176,437
Cognizant Technology Solutions Corp. Class A	6,873	476,436
Colgate-Palmolive Co.	8,927	644,529
Colony NorthStar Inc. Class A	9,085	133,004
Comcast Corp. Class A	51,824	2,096,281
Comerica Inc.	1,817	131,387
Concho Resources Inc.[a]	2,923	380,750
Consolidated Edison Inc.	5,925	490,945
Constellation Brands Inc. Class A	2,528	488,789

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Cooper Companies Inc. (The)	553	$134,860
Core Laboratories NV	2,844	285,907
Corning Inc.	8,690	253,227
CoStar Group Inc.[a]	237	65,305
Costco Wholesale Corp.	5,372	851,516
Coty Inc. Class A	6,952	142,377
CR Bard Inc.	790	253,274
Crown Castle International Corp.	3,950	397,291
CSX Corp.	7,426	366,399
Cummins Inc.	2,133	358,131
CVS Health Corp.	13,588	1,086,089
Danaher Corp.	7,110	579,394
DaVita Inc.[a]	1,817	117,705
Deere & Co.	2,923	374,962
Dell Technologies Inc. Class Va	3,081	198,016
Delphi Automotive PLC	2,765	250,011
DENTSPLY SIRONA Inc.	2,844	176,413
DexCom Inc.[a,c]	1,185	78,933
Diamondback Energy Inc.[a]	6,004	575,664
Digital Realty Trust Inc.	1,990	229,527
Discover Financial Services	5,056	308,113
Discovery Communications Inc. Class C NVS[a]	5,767	133,391
DISH Network Corp. Class Aa	2,844	182,101
Dollar General Corp.	3,239	243,443
Dollar Tree Inc.[a]	2,844	204,996
Domino’s Pizza Inc.	632	117,868
Dover Corp.	2,449	205,716
DR Horton Inc.	5,135	183,268
Dr Pepper Snapple Group Inc.	2,449	223,251
DXC Technology Co.	3,081	241,489
E*TRADE Financial Corp.[a]	3,792	155,472
Eaton Corp. PLC	6,478	506,903
eBay Inc.[a]	11,218	400,819
Ecolab Inc.	7,505	988,183
Edison International	6,004	472,395
Edwards Lifesciences Corp.[a]	2,528	291,175
EI du Pont de Nemours & Co.	9,796	805,329
Electronic Arts Inc.[a]	3,476	405,788
Eli Lilly & Co.	10,191	842,388
Emerson Electric Co.	8,374	499,174
Envision Healthcare Corp.[a]	1,659	93,617
Equifax Inc.	2,212	321,713
Equinix Inc.	711	320,469
Equity Residential	3,950	268,837

Security	Shares	Value
Essex Property Trust Inc.	632	$165,394
Estee Lauder Companies Inc. (The) Class A	2,528	250,247
Everest Re Group Ltd.	395	103,644
Eversource Energy	11,771	715,559
Expedia Inc.	1,422	222,500
Expeditors International of Washington Inc.	5,214	307,000
Express Scripts Holding Co.[a]	7,584	475,062
Extra Space Storage Inc.	1,738	138,171
F5 Networks Inc.[a]	948	114,471
Facebook Inc. Class Aa	24,095	4,078,079
Fastenal Co.	4,345	186,661
Fidelity National Information Services Inc.	3,713	338,700
Fifth Third Bancorp.	9,085	242,569
First Data Corp. Class Aa	3,476	64,862
Fiserv Inc.[a]	2,449	314,696
FleetCor Technologies Inc.[a]	948	144,153
Flowserve Corp.	2,607	107,226
Fluor Corp.	3,476	150,963
FMC Corp.	2,212	168,953
FNF Group	1,027	50,179
Foot Locker Inc.	1,264	59,648
Ford Motor Co.	31,916	358,098
Fortinet Inc.[a]	1,738	64,150
Fortive Corp.	4,266	276,181
Franklin Resources Inc.	4,977	222,870
Freeport-McMoRan Inc.[a]	14,852	217,136
Garmin Ltd.	1,343	67,405
General Dynamics Corp.	3,397	666,933
General Electric Co.	97,407	2,494,593
General Mills Inc.	7,900	439,714
General Motors Co.	8,927	321,193
Genuine Parts Co.	1,501	127,480
GGP Inc.	6,478	146,468
Gilead Sciences Inc.	13,983	1,063,966
Global Payments Inc.	1,738	164,015
Goldman Sachs Group Inc. (The)	4,661	1,050,263
Halliburton Co.	12,798	543,147
Hanesbrands Inc.	4,108	94,155
Harley-Davidson Inc.	1,659	80,744
Harris Corp.	1,264	144,690
Hartford Financial Services Group Inc. (The)	5,293	291,115

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Hasbro Inc.	1,106	$117,103
HCA Healthcare Inc.[a]	2,291	184,059
HCP Inc.	6,050	191,482
HD Supply Holdings Inc.[a]	1,817	59,034
Helmerich & Payne Inc.	4,582	231,941
Henry Schein Inc.[a]	474	86,368
Hershey Co. (The)	1,975	207,987
Hewlett Packard Enterprise Co.	18,486	323,690
Hologic Inc.[a]	1,975	87,315
Home Depot Inc. (The)	12,956	1,938,218
Honeywell International Inc.	7,663	1,043,088
Hormel Foods Corp.	2,686	91,781
Host Hotels & Resorts Inc.	8,611	160,681
HP Inc.	18,486	353,083
Humana Inc.	1,659	383,561
Huntington Bancshares Inc./OH	10,349	137,124
Huntington Ingalls Industries Inc.	632	130,262
IDEX Corp.	1,264	147,307
IDEXX Laboratories Inc.[a]	948	157,804
IHS Markit Ltd.[a]	6,437	300,286
Illinois Tool Works Inc.	4,582	644,733
Illumina Inc.[a]	1,659	288,417
Incyte Corp.[a]	1,817	242,188
Ingersoll-Rand PLC	3,555	312,413
Intel Corp.	53,246	1,888,636
Intercontinental Exchange Inc.	6,873	458,498
International Business Machines Corp.	9,559	1,382,901
International Flavors & Fragrances Inc.	2,528	336,679
Intuit Inc.	2,607	357,706
Intuitive Surgical Inc.[a]	474	444,735
Invesco Ltd.	6,004	208,759
Iron Mountain Inc.	3,318	120,875
Jacobs Engineering Group Inc.	3,239	170,760
Jazz Pharmaceuticals PLC[a]	711	109,217
JM Smucker Co. (The)	1,817	221,492
Johnson & Johnson	28,440	3,774,557
Johnson Controls International PLC	11,968	466,154
Jones Lang LaSalle Inc.	869	110,554
JPMorgan Chase & Co.	37,325	3,426,435
Juniper Networks Inc.	4,187	117,027
Kellogg Co.	2,765	188,020
KeyCorp	10,744	193,822
Kimberly-Clark Corp.	632	77,837

Security	Shares	Value
Kimco Realty Corp.	6,320	$127,538
Kinder Morgan Inc./DE	42,581	869,930
KLA-Tencor Corp.	2,054	190,262
Kohl’s Corp.	1,896	78,400
Kraft Heinz Co. (The)	8,137	711,662
L Brands Inc.	2,607	120,939
L3 Technologies Inc.	1,264	221,162
Laboratory Corp. of America Holdings[a]	869	138,093
Lam Research Corp.	2,291	365,323
Las Vegas Sands Corp.	4,977	306,633
Leidos Holdings Inc.	1,326	70,861
Lennar Corp. Class A	3,002	157,425
Level 3 Communications Inc.[a]	3,634	213,243
Liberty Broadband Corp. Class Ca	1,896	188,045
Liberty Global PLC Series Aa	4,108	139,097
Liberty Global PLC Series C NVS[a]	5,372	176,040
Liberty Interactive Corp. QVC Group Series Aa	5,767	138,062
Liberty Media Corp.-Liberty SiriusXM Class Ca	5,135	236,210
Lincoln National Corp.	4,029	294,359
LKQ Corp.[a]	2,607	90,098
Lockheed Martin Corp.	3,239	946,209
Lowe’s Companies Inc.	8,611	666,491
lululemon athletica Inc.[a]	1,501	92,522
M&T Bank Corp.	1,422	231,999
Macquarie Infrastructure Corp.	1,659	125,769
ManpowerGroup Inc.	1,501	160,832
Marriott International Inc./MD Class A	1,817	189,313
Marsh & McLennan Companies Inc.	3,476	271,024
Marvell Technology Group Ltd.	6,715	104,485
Masco Corp.	4,424	168,687
MasterCard Inc. Class A	10,356	1,323,497
Mattel Inc.	3,476	69,590
Maxim Integrated Products Inc.	3,397	154,360
McCormick & Co. Inc./MD NVS	2,291	218,332
McDonald’s Corp.	9,006	1,397,191
McKesson Corp.	2,686	434,783
Medtronic PLC	16,195	1,359,894
MercadoLibre Inc.	395	113,926
Merck & Co. Inc.	29,862	1,907,585
MetLife Inc.	12,166	669,130
MGM Resorts International	3,871	127,472

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Michael Kors Holdings Ltd.[a]	1,896	$69,090
Microchip Technology Inc.	2,607	208,664
Micron Technology Inc.[a]	10,122	284,631
Microsoft Corp.	76,946	5,593,974
Mid-America Apartment Communities Inc.	1,264	130,862
Middleby Corp. (The)[a]	948	123,885
Molson Coors Brewing Co. Class B	2,923	260,089
Mondelez International Inc. Class A	18,170	799,843
Monsanto Co.	5,767	673,701
Monster Beverage Corp.[a]	5,293	279,206
Moody’s Corp.	2,054	270,368
Morgan Stanley	18,249	855,878
Motorola Solutions Inc.	1,185	107,456
Mylan NVa	5,372	209,454
Nasdaq Inc.	1,422	105,754
National Oilwell Varco Inc.	8,137	266,161
National Retail Properties Inc.	2,291	91,594
Navient Corp.	5,056	74,576
NetApp Inc.	3,397	147,498
Netflix Inc.[a]	4,661	846,717
Newell Brands Inc.	4,977	262,387
News Corp. Class A	7,189	102,875
Nielsen Holdings PLC	5,530	237,845
NIKE Inc. Class B	14,852	877,011
Nordstrom Inc.	1,738	84,415
Norfolk Southern Corp.	2,212	249,027
Northern Trust Corp.	2,765	241,965
Northrop Grumman Corp.	2,212	582,044
NVIDIA Corp.	6,241	1,014,225
O’Reilly Automotive Inc.[a]	1,106	225,956
Omnicom Group Inc.	2,212	174,173
ONEOK Inc.	9,085	513,938
Oracle Corp.	33,970	1,696,122
PACCAR Inc.	4,740	324,453
Palo Alto Networks Inc.[a]	1,106	145,749
Parker-Hannifin Corp.	1,896	314,698
Parsley Energy Inc. Class Aa	18,802	550,523
Paychex Inc.	3,476	201,087
PayPal Holdings Inc.[a]	11,929	698,443
Pentair PLC	2,528	159,441
PepsiCo Inc.	15,484	1,805,589
Perrigo Co. PLC	1,264	94,699
Pfizer Inc.	65,175	2,161,203
PG&E Corp.	8,611	582,879

Security	Shares	Value
Philip Morris International Inc.	17,854	$2,083,740
Phillips 66	7,742	648,392
Pioneer Natural Resources Co.	4,345	708,669
PNC Financial Services Group Inc. (The)[e]	5,056	651,213
Polaris Industries Inc.	711	63,748
PPG Industries Inc.	4,424	465,626
Priceline Group Inc. (The)[a]	553	1,121,760
Principal Financial Group Inc.	3,555	237,296
Procter & Gamble Co. (The)	26,939	2,446,600
Progressive Corp. (The)	4,424	208,503
Prologis Inc.	7,347	446,771
Prudential Financial Inc.	6,162	697,723
Public Storage	1,896	389,761
PulteGroup Inc.	5,767	140,830
PVH Corp.	1,106	131,935
Qorvo Inc.[a]	2,054	140,822
QUALCOMM Inc.	16,827	895,028
Quest Diagnostics Inc.	1,106	119,791
Quintiles IMS Holdings Inc.[a]	1,738	157,376
Ralph Lauren Corp.	553	41,834
Raymond James Financial Inc.	1,659	138,012
Raytheon Co.	3,792	651,352
Realty Income Corp.	4,108	234,402
Red Hat Inc.[a]	2,133	210,890
Regeneron Pharmaceuticals Inc.[a]	948	466,056
Regions Financial Corp.	17,933	261,822
Reinsurance Group of America Inc.	790	110,758
ResMed Inc.	1,422	109,665
Robert Half International Inc.	2,765	125,116
Rockwell Automation Inc.	2,291	378,084
Rockwell Collins Inc.	2,547	271,332
Rollins Inc.	1,817	78,876
Roper Technologies Inc.	1,501	348,922
Ross Stores Inc.	4,503	249,106
S&P Global Inc.	2,686	412,543
salesforce.com Inc.[a]	7,505	681,454
SBA Communications Corp.[a]	1,422	195,596
Schlumberger Ltd.	22,515	1,544,529
Seagate Technology PLC	2,765	91,134
Sealed Air Corp.	3,555	154,678
Seattle Genetics Inc.[a]	1,343	67,822
Sensata Technologies Holding NVa,c	3,239	146,144
ServiceNow Inc.[a]	1,896	209,413
Sherwin-Williams Co. (The)	1,580	532,887

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Simon Property Group Inc.	3,713	$588,510
Skyworks Solutions Inc.	2,370	248,542
SL Green Realty Corp.	1,264	130,533
Snap-on Inc.	948	146,182
Splunk Inc.[a]	1,896	113,779
Sprint Corp.[a,c]	12,798	102,128
Stanley Black & Decker Inc.	2,291	322,321
Staples Inc.	7,347	74,572
Starbucks Corp.	15,563	840,091
State Street Corp.	4,560	425,129
Stryker Corp.	4,187	615,908
SunTrust Banks Inc.	6,162	353,021
SVB Financial Group[a]	395	70,484
Symantec Corp.	7,347	227,684
Synchrony Financial	9,441	286,251
Sysco Corp.	6,557	345,029
T Rowe Price Group Inc.	2,607	215,651
T-Mobile U.S. Inc.[a]	2,607	160,748
Targa Resources Corp.	6,004	278,646
Target Corp.	5,293	299,954
TD Ameritrade Holding Corp.	3,318	151,732
TE Connectivity Ltd.	3,555	285,786
TechnipFMC PLC[a]	17,301	493,771
Teleflex Inc.	474	98,222
TESARO Inc.[a,c]	316	40,341
Tesla Inc.[a,c]	1,501	485,528
Texas Instruments Inc.	10,744	874,347
Textron Inc.	3,318	163,013
Thermo Fisher Scientific Inc.	4,345	762,678
Tiffany & Co.	1,580	150,906
Time Warner Inc.	8,532	873,847
TJX Companies Inc. (The)	6,557	461,023
Toll Brothers Inc.	2,765	106,701
Total System Services Inc.	2,133	135,360
Tractor Supply Co.	1,896	106,404
TransDigm Group Inc.	869	245,180
Travelers Companies Inc. (The)	3,239	414,884
Trimble Inc.[a]	2,765	103,494
TripAdvisor Inc.[a]	1,264	49,321
Twenty-First Century Fox Inc. Class A	11,218	326,444
Twenty-First Century Fox Inc. Class B	7,821	224,384
Twitter Inc.[a]	7,505	120,755
U.S. Bancorp.	15,879	838,094

Security	Shares	Value
UDR Inc.	2,212	$86,467
Ulta Salon Cosmetics & Fragrance Inc.[a]	711	178,610
Under Armour Inc. Class Ca,c	4,266	77,257
Union Pacific Corp.	8,137	837,786
United Parcel Service Inc. Class B	5,056	557,626
United Rentals Inc.[a]	1,185	140,968
United Technologies Corp.	9,796	1,161,512
United Therapeutics Corp.[a]	553	71,005
UnitedHealth Group Inc.	10,507	2,015,348
Universal Health Services Inc. Class B	790	87,556
Unum Group	3,871	194,053
Valero Energy Corp.	3,634	250,637
Vantiv Inc. Class Aa	1,975	125,511
Varian Medical Systems Inc.[a]	790	76,725
Ventas Inc.	4,345	292,636
VEREIT Inc.	25,675	213,359
Verisk Analytics Inc. Class Aa	2,133	186,126
Verizon Communications Inc.	43,371	2,099,156
Vertex Pharmaceuticals Inc.[a]	2,844	431,776
VF Corp.	4,029	250,564
Viacom Inc. Class B NVS	3,713	129,658
Visa Inc. Class A	19,927	1,983,932
VMware Inc. Class Aa,c	1,185	109,861
Vornado Realty Trust	1,580	125,373
Voya Financial Inc.	4,503	176,698
Vulcan Materials Co.	1,264	155,624
WABCO Holdings Inc.[a]	474	65,208
Wabtec Corp./DE	1,264	95,255
Wal-Mart Stores Inc.	16,037	1,282,800
Walgreens Boots Alliance Inc.	10,902	879,464
Walt Disney Co. (The)	16,274	1,789,001
Waters Corp.[a]	790	137,018
Weatherford International PLC[a,c]	22,831	101,826
Wells Fargo & Co.	50,481	2,722,945
Welltower Inc.	4,582	336,273
Western Digital Corp.	3,160	268,979
Western Union Co. (The)	4,424	87,374
WestRock Co.	3,239	185,983
Weyerhaeuser Co.	3,792	125,212
Whirlpool Corp.	632	112,420
Whole Foods Market Inc.	3,476	145,158
Williams Companies Inc. (The)	7,110	225,956
Willis Towers Watson PLC	1,185	176,423

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Security	Shares	Value
Workday Inc. Class Aa	1,501	$153,267
WW Grainger Inc.	869	144,897
Wynn Resorts Ltd.	1,027	132,832
Xerox Corp.	2,979	91,366
Xilinx Inc.	3,713	234,884
XL Group Ltd.	4,108	182,395
Xylem Inc./NY	3,397	192,712
Zillow Group Inc. Class Ca	1,975	89,191
Zimmer Biomet Holdings Inc.	2,528	306,697
Zoetis Inc.	4,582	286,467

		225,218,377

TOTAL COMMON STOCKS
(Cost: $373,831,647)		429,760,260

PREFERRED STOCKS — 0.73%

BRAZIL — 0.25%
Banco Bradesco SA, Preference Shares	30,876	298,287
Itau Unibanco Holding SA, Preference Shares	31,636	377,809
Telefonica Brasil SA, Preference Shares	7,900	118,083
Vale SA, Preference Shares	31,600	294,967

		1,089,146
CHILE — 0.03%
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	2,844	116,621

		116,621
COLOMBIA — 0.09%
Bancolombia SA, Preference Shares	11,060	120,440
Grupo de Inversiones Suramericana SA, Preference Shares	18,486	254,127

		374,567
GERMANY — 0.18%
Bayerische Motoren Werke AG, Preference Shares	1,975	156,826
Henkel AG & Co. KGaA, Preference Shares	2,133	301,148
Volkswagen AG, Preference Shares	2,133	327,177

		785,151
ITALY — 0.05%
Telecom Italia SpA/Milano, Preference Shares	273,893	223,945

		223,945

Security	Shares	Value
SOUTH KOREA — 0.13%
Hyundai Motor Co., Preference Shares	1,343	$121,213
Hyundai Motor Co. Series 2, Preference Shares	1,106	104,764
LG Household & Health Care Ltd., Preference Shares	158	90,080
Samsung Electronics Co. Ltd., Preference Shares	158	272,640

		588,697

TOTAL PREFERRED STOCKS
(Cost: $2,794,240)		3,178,127

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[a,c]	1,014	2,999

		2,999

TOTAL RIGHTS
(Cost: $0)		2,999

SHORT-TERM INVESTMENTS — 2.34%

MONEY MARKET FUNDS — 2.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	9,938,510	9,941,491
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[f,g]	220,727	220,727

		10,162,218

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,160,895)		10,162,218

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI LOW CARBON TARGET ETF

July 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 101.91%
(Cost: $386,786,782)[i]	$443,103,604
Other Assets, Less Liabilities — (1.91)%	(8,288,353)

NET ASSETS — 100.00%	$434,815,251

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $388,657,271. Net unrealized appreciation was $54,446,333, of which $64,640,188 represented gross unrealized appreciation on securities and $10,193,855 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	1,000	706	(126)	1,580	$673,917	$11,788	$197
PNC Financial Services Group Inc. (The)	3,550	1,957	(451)	5,056	651,213	10,909	4,837

					$1,325,130	$22,697	$5,034

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$429,735,439	$24,821	$—	$429,760,260
Preferred stocks	3,178,127	—	—	3,178,127
Rights	2,999	—	—	2,999
Money market funds	10,162,218	—	—	10,162,218

Total	$443,078,783	$24,821	$—	$443,103,604

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.33%

CHINA — 32.69%
3SBio Inc.[a,b]	1,025,500	$1,286,774
58.com Inc. ADR[a,c]	86,728	4,427,464
AAC Technologies Holdings Inc.	690,000	9,285,225
Agricultural Bank of China Ltd. Class H	24,860,000	11,618,087
Air China Ltd. Class H	1,762,000	1,592,763
Alibaba Group Holding Ltd. ADR[a,c]	1,094,062	169,524,907
Alibaba Health Information Technology Ltd.[a,c]	2,942,000	1,401,284
Alibaba Pictures Group Ltd.[a,c]	11,730,000	1,982,497
Aluminum Corp. of China Ltd. Class Ha,c	3,522,000	2,209,663
Anhui Conch Cement Co. Ltd. Class H	1,172,500	4,338,617
ANTA Sports Products Ltd.	880,000	3,019,660
Autohome Inc. ADR[a]	50,103	2,439,014
AviChina Industry & Technology Co. Ltd. Class Hc	2,053,000	1,259,114
Baidu Inc. ADR[a]	264,286	59,821,136
Bank of China Ltd. Class H	77,063,000	37,988,073
Bank of Communications Co. Ltd. Class H	8,793,100	6,518,703
Beijing Capital International Airport Co. Ltd. Class H	1,178,000	1,855,201
Beijing Enterprises Holdings Ltd.	440,500	2,340,640
Beijing Enterprises Water Group Ltd.	4,692,000	3,898,911
Brilliance China Automotive Holdings Ltd.	2,930,000	7,420,523
Byd Co. Ltd. Class Hc	586,500	3,657,106
CGN Power Co. Ltd. Class Hb	10,255,000	2,809,895
China Cinda Asset Management Co. Ltd. Class H	8,204,000	3,413,891
China CITIC Bank Corp. Ltd. Class H	8,793,200	5,708,152
China Coal Energy Co. Ltd. Class H	2,051,000	1,013,663
China Communications Construction Co. Ltd. Class H	4,402,000	5,872,978
China Communications Services Corp. Ltd. Class H	2,346,000	1,276,608

Security	Shares	Value
China Conch Venture Holdings Ltd.	1,444,500	$2,685,498
China Construction Bank Corp. Class H	81,456,390	67,792,108
China Everbright Bank Co. Ltd. Class H	2,970,000	1,441,240
China Everbright International Ltd.	2,345,000	3,062,553
China Everbright Ltd.	1,178,000	2,684,763
China Evergrande Group[a,c]	3,809,000	10,607,447
China Galaxy Securities Co. Ltd. Class H	3,056,000	2,695,958
China Gas Holdings Ltd.	1,762,000	4,263,913
China Huarong Asset Management Co. Ltd. Class Hb,c	6,153,000	2,521,027
China Huishan Dairy Holdings Co. Ltd.[c,d]	3,164,000	4
China Jinmao Holdings Group Ltd.	3,524,000	1,637,884
China Life Insurance Co. Ltd. Class H	7,327,000	23,218,920
China Longyuan Power Group Corp. Ltd.	2,934,000	2,148,804
China Medical System Holdings Ltd.	1,173,000	2,003,524
China Mengniu Dairy Co. Ltd.	2,641,000	5,146,639
China Merchants Bank Co. Ltd. Class H	3,810,446	12,538,615
China Merchants Port Holdings Co. Ltd.	1,178,000	3,702,861
China Minsheng Banking Corp. Ltd. Class H	5,568,100	5,603,640
China Mobile Ltd.	5,860,000	62,838,102
China National Building Material Co. Ltd. Class H	2,930,000	1,789,479
China Oilfield Services Ltd. Class H	2,344,000	1,998,814
China Overseas Land & Investment Ltd.	3,839,760	13,028,385
China Pacific Insurance Group Co. Ltd. Class H	2,578,400	11,389,640
China Petroleum & Chemical Corp. Class H	24,616,000	18,690,151

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
China Power International Development Ltd.	3,223,000	$1,105,951
China Railway Construction Corp. Ltd. Class H	1,904,500	2,516,525
China Railway Group Ltd. Class H	3,809,000	3,033,486
China Resources Beer Holdings Co. Ltd.	1,762,000	4,453,420
China Resources Gas Group Ltd.[c]	1,156,000	4,381,171
China Resources Land Ltd.	2,931,555	9,421,334
China Resources Power Holdings Co. Ltd.	1,762,000	3,361,498
China Shenhua Energy Co. Ltd. Class H	3,223,000	8,030,522
China Southern Airlines Co. Ltd. Class H	1,762,000	1,344,599
China State Construction International Holdings Ltd.	1,762,000	2,847,121
China Taiping Insurance Holdings Co. Ltd.	1,582,390	4,761,261
China Telecom Corp. Ltd. Class H	13,478,000	6,419,615
China Unicom Hong Kong Ltd.[a]	5,868,000	8,520,082
China Vanke Co. Ltd. Class H	1,122,984	3,314,249
Chongqing Changan Automobile Co. Ltd. Class B	850,163	1,127,723
Chongqing Rural Commercial Bank Co. Ltd. Class H	2,345,000	1,729,442
CITIC Ltd.	5,556,000	8,451,218
CITIC Securities Co. Ltd. Class H	2,051,000	4,164,947
CNOOC Ltd.	17,287,000	19,345,132
COSCO SHIPPING Ports Ltd.[c]	1,762,000	2,156,773
Country Garden Holdings Co. Ltd.[c]	5,274,838	7,375,176
CRRC Corp. Ltd. Class H	4,102,500	3,666,440
CSPC Pharmaceutical Group Ltd.	4,106,000	6,403,344
Ctrip.com International Ltd. ADR[a]	360,408	21,527,170
Dongfeng Motor Group Co. Ltd. Class H	2,346,000	2,874,621
ENN Energy Holdings Ltd.	712,000	4,836,220
Far East Horizon Ltd.	1,761,000	1,501,669
Fosun International Ltd.[c]	2,493,000	3,779,328
Fullshare Holdings Ltd.[c]	6,367,500	2,543,690

Security	Shares	Value
Fuyao Glass Industry Group Co. Ltd. Class Hb	452,400	$1,543,691
GCL-Poly Energy Holdings Ltd.[a,c]	12,812,000	1,361,556
Geely Automobile Holdings Ltd.	4,395,000	10,162,891
GF Securities Co. Ltd. Class H	1,347,800	2,719,708
GOME Electrical Appliances Holding Ltd.[c]	11,431,160	1,375,811
Great Wall Motor Co. Ltd. Class H	3,077,000	3,947,625
Guangdong Investment Ltd.	2,930,000	4,126,681
Guangzhou Automobile Group Co. Ltd. Class H	2,346,855	5,042,186
Guangzhou R&F Properties Co. Ltd. Class H	938,000	1,676,598
Haier Electronics Group Co. Ltd.	1,179,000	3,041,792
Haitian International Holdings Ltd.	589,000	1,689,289
Haitong Securities Co. Ltd. Class H	3,048,000	4,862,657
Hengan International Group Co. Ltd.	732,500	5,589,777
Huaneng Power International Inc. Class H	4,102,000	2,893,929
Huaneng Renewables Corp. Ltd. Class H	6,364,000	1,939,312
Huatai Securities Co. Ltd. Class Hb	1,515,400	3,046,264
Industrial & Commercial Bank of China Ltd. Class H	71,199,350	49,865,937
JD.com Inc. ADR[a]	634,485	28,659,687
Jiangsu Expressway Co. Ltd. Class H	1,174,000	1,704,597
Jiangxi Copper Co. Ltd. Class H	1,173,000	2,141,698
Kingsoft Corp. Ltd.	589,000	1,553,543
Kunlun Energy Co. Ltd.	3,522,000	3,512,913
Lenovo Group Ltd.	7,036,000	4,360,254
Longfor Properties Co. Ltd.	1,467,000	3,685,274
Momo Inc. ADR[a]	85,263	3,745,604
NetEase Inc. ADR	77,065	23,988,793
New China Life Insurance Co. Ltd. Class H	762,000	4,922,172
New Oriental Education & Technology Group Inc. ADR[a]	129,514	10,317,085
Nine Dragons Paper (Holdings) Ltd.	1,465,000	2,183,390

SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
People’s Insurance Co. Group of China Ltd. (The) Class H	7,032,000	$3,277,335
PetroChina Co. Ltd. Class H	20,352,000	13,107,374
PICC Property & Casualty Co. Ltd. Class H	4,691,876	8,746,786
Ping An Insurance Group Co. of China Ltd. Class H	4,981,000	36,958,183
Semiconductor Manufacturing International Corp.[a]	2,676,400	2,947,068
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,356,000	1,900,450
Shanghai Electric Group Co. Ltd. Class Ha	2,360,000	1,096,880
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	439,500	1,609,406
Shanghai Industrial Holdings Ltd.	589,000	1,704,372
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	849,796	1,359,674
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	644,600	1,708,446
Shenzhou International Group Holdings Ltd.[c]	589,000	3,940,417
Shimao Property Holdings Ltd.	1,173,000	2,339,947
Sihuan Pharmaceutical Holdings Group Ltd.	3,453,000	1,454,565
SINA Corp./China[a]	54,799	5,195,493
Sino Biopharmaceutical Ltd.	4,354,000	3,846,610
Sino-Ocean Group Holding Ltd.	2,785,000	1,558,286
Sinopec Engineering Group Co. Ltd. Class H	1,173,500	1,053,275
Sinopec Shanghai Petrochemical Co. Ltd. Class H	3,522,000	2,002,225
Sinopharm Group Co. Ltd. Class H	1,173,600	4,921,212
SOHO China Ltd.	2,051,500	1,118,979
Sun Art Retail Group Ltd.	2,347,000	1,914,226
Sunac China Holdings Ltd.[c]	1,669,000	4,444,883
Sunny Optical Technology Group Co. Ltd.	589,000	7,013,566
TAL Education Group Class A ADR[c]	43,901	6,882,360
Tencent Holdings Ltd.	5,508,400	221,037,056
Tingyi Cayman Islands Holding Corp.	1,760,000	2,242,210

Security	Shares	Value
TravelSky Technology Ltd. Class H	881,000	$2,335,000
Tsingtao Brewery Co. Ltd. Class H	586,000	2,513,524
Vipshop Holdings Ltd. ADR[a]	392,943	4,833,199
Want Want China Holdings Ltd.[c]	4,985,000	3,370,076
Weibo Corp. ADR[a,c]	33,402	2,570,284
Weichai Power Co. Ltd. Class H	1,729,600	1,667,559
Yanzhou Coal Mining Co. Ltd. Class H	1,760,000	1,732,924
Yum China Holdings Inc.[a]	369,924	13,239,580
YY Inc. ADR[a]	31,058	2,220,647
Zhejiang Expressway Co. Ltd. Class H	1,174,000	1,465,593
Zhuzhou CRRC Times Electric Co. Ltd. Class H	556,900	2,652,533
Zijin Mining Group Co. Ltd. Class H	5,274,000	1,911,029
ZTE Corp. Class Ha	703,600	1,810,767

		1,359,828,958
HONG KONG — 11.57%
AIA Group Ltd.	11,661,800	91,903,970
ASM Pacific Technology Ltd.	263,800	3,418,188
Bank of East Asia Ltd. (The)[c]	1,172,400	5,021,258
BOC Hong Kong Holdings Ltd.[c]	3,663,500	18,035,707
Cheung Kong Property Holdings Ltd.	2,639,132	21,372,841
CK Hutchison Holdings Ltd.	2,637,132	34,744,644
CK Infrastructure Holdings Ltd.	589,000	5,493,960
CLP Holdings Ltd.	1,611,500	17,177,311
First Pacific Co. Ltd./Hong Kong	1,759,000	1,317,535
Galaxy Entertainment Group Ltd.	2,344,000	14,510,912
Hang Lung Group Ltd.	879,000	3,342,612
Hang Lung Properties Ltd.	1,758,000	4,380,285
Hang Seng Bank Ltd.	732,500	15,943,996
Henderson Land Development Co. Ltd.	1,041,212	6,025,849
HK Electric Investments & HK Electric Investments Ltd.[b]	2,639,000	2,503,792
HKT Trust & HKT Ltd.	3,516,640	4,610,717
Hong Kong & China Gas Co. Ltd.	8,044,518	15,223,520
Hong Kong Exchanges & Clearing Ltd.[c]	1,119,000	31,921,692
Hongkong Land Holdings Ltd.	1,113,400	8,372,768
Hysan Development Co. Ltd.	589,000	2,850,675

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
Jardine Matheson Holdings Ltd.	205,300	$13,100,193
Jardine Strategic Holdings Ltd.	205,100	8,368,080
Kerry Properties Ltd.	586,500	2,057,592
Li & Fung Ltd.[c]	5,274,000	1,931,287
Link REIT	2,201,000	17,895,111
Melco Resorts & Entertainment Ltd. ADR	234,693	4,740,798
MGM China Holdings Ltd.	943,200	1,857,380
Minth Group Ltd.	504,000	2,323,131
MTR Corp. Ltd.	1,467,000	8,480,637
New World Development Co. Ltd.	5,569,666	7,530,671
NWS Holdings Ltd.[c]	1,467,500	2,810,932
PCCW Ltd.	4,102,000	2,310,941
Power Assets Holdings Ltd.	1,318,500	13,066,574
Sands China Ltd.[c]	2,344,800	10,883,146
Shangri-La Asia Ltd.	1,178,333	1,916,074
Sino Land Co. Ltd.	2,931,200	4,841,454
SJM Holdings Ltd.[c]	1,761,000	1,763,221
Sun Hung Kai Properties Ltd.	1,465,000	22,696,747
Swire Pacific Ltd. Class A	440,500	4,393,635
Swire Properties Ltd.[c]	1,113,400	3,849,068
Techtronic Industries Co. Ltd.	1,318,500	5,866,453
WH Group Ltd.[b]	7,765,500	7,288,095
Wharf Holdings Ltd. (The)	1,172,000	9,971,563
Wheelock & Co. Ltd.	881,000	6,644,034
Wynn Macau Ltd.	1,524,000	3,305,514
Yue Yuen Industrial Holdings Ltd.	732,500	3,024,670

		481,089,233
INDIA — 10.29%
ACC Ltd.	44,341	1,197,979
Adani Ports & Special Economic Zone Ltd.	717,759	4,429,544
Aditya Birla Capital Ltd.[a]	422,940	1,223,210
Ambuja Cements Ltd.	598,330	2,454,364
Apollo Hospitals Enterprise Ltd.[a]	77,651	1,523,939
Ashok Leyland Ltd.	1,153,296	1,968,565
Asian Paints Ltd.	280,120	5,072,628
Aurobindo Pharma Ltd.	261,663	2,931,058
Axis Bank Ltd.	1,626,457	13,178,735
Bajaj Auto Ltd.	83,511	3,656,122
Bajaj Finance Ltd.	161,443	4,286,021
Bajaj Finserv Ltd.	36,332	2,827,130
Bharat Forge Ltd.	104,318	1,867,931
Bharat Heavy Electricals Ltd.	588,350	1,330,755
Bharat Petroleum Corp. Ltd.	694,938	5,103,876

Security	Shares	Value
Bharti Airtel Ltd.	1,143,286	$7,466,412
Bharti Infratel Ltd.	545,566	3,413,654
Bosch Ltd.	7,325	2,760,735
Cadila Healthcare Ltd.	205,114	1,738,239
Cipla Ltd.	341,357	2,980,364
Coal India Ltd.	668,919	2,597,420
Container Corp. of India Ltd.	41,541	740,698
Dabur India Ltd.	507,183	2,450,876
Dr. Reddy’s Laboratories Ltd.	110,758	4,114,627
Eicher Motors Ltd.	12,892	6,045,195
GAIL (India) Ltd.	478,762	2,811,692
Glenmark Pharmaceuticals Ltd.	137,710	1,496,319
Godrej Consumer Products Ltd.	234,400	3,789,971
Grasim Industries Ltd.	309,994	5,171,701
Havells India Ltd.	232,587	1,714,185
HCL Technologies Ltd.	546,152	7,601,709
Hero Motocorp Ltd.	48,935	2,788,630
Hindalco Industries Ltd.	1,165,847	3,991,790
Hindustan Petroleum Corp. Ltd.	736,550	4,399,695
Hindustan Unilever Ltd.	619,988	11,169,714
Housing Development Finance Corp. Ltd.	1,458,261	40,672,528
ICICI Bank Ltd.	2,254,342	10,633,680
Idea Cellular Ltd.	1,357,469	1,956,283
IDFC Bank Ltd.	1,259,506	1,167,205
Indiabulls Housing Finance Ltd.	303,435	5,558,925
Indian Oil Corp. Ltd.	541,757	3,104,802
Infosys Ltd.	1,774,115	27,964,928
ITC Ltd.	3,265,356	14,519,480
JSW Steel Ltd.	841,496	2,902,219
Larsen & Toubro Ltd.	450,869	8,391,341
LIC Housing Finance Ltd.	299,448	3,222,913
Lupin Ltd.	215,947	3,473,936
Mahindra & Mahindra Financial Services Ltd.	283,652	1,773,067
Mahindra & Mahindra Ltd.	363,653	7,954,861
Marico Ltd.	446,535	2,329,733
Maruti Suzuki India Ltd.	103,144	12,460,726
Motherson Sumi Systems Ltd.[a]	592,739	3,002,906
Nestle India Ltd.	22,268	2,348,994
NTPC Ltd.	1,592,455	4,076,010
Oil & Natural Gas Corp. Ltd.	1,220,377	3,222,570
Piramal Enterprises Ltd.	75,891	3,492,811
Power Finance Corp. Ltd.	647,411	1,255,438
Reliance Industries Ltd.	1,256,976	31,648,138

SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
Rural Electrification Corp. Ltd.	637,275	$1,738,937
Shree Cement Ltd.	8,204	2,378,883
Shriram Transport Finance Co. Ltd.	145,635	2,308,775
Siemens Ltd.	71,789	1,628,398
State Bank of India	1,636,698	7,972,847
Sun Pharmaceuticals Industries Ltd.	934,690	7,746,193
Tata Consultancy Services Ltd.	457,983	17,789,241
Tata Motors Ltd.[a]	1,526,360	10,578,432
Tata Motors Ltd. Class Aa	374,018	1,518,781
Tata Power Co. Ltd.	1,122,928	1,435,359
Tata Steel Ltd.	305,599	2,701,509
Tech Mahindra Ltd.	438,035	2,634,646
Titan Co. Ltd.	292,417	2,480,824
Ultratech Cement Ltd.	83,212	5,262,294
United Spirits Ltd.[a]	57,472	2,271,690
UPL Ltd.	344,345	4,708,283
Vedanta Ltd.[a]	1,474,376	6,431,739
Wipro Ltd.	1,157,057	5,202,597
Yes Bank Ltd.	256,671	7,239,862
Zee Entertainment Enterprises Ltd.	531,797	4,490,965

		427,949,232
INDONESIA — 2.67%
Adaro Energy Tbk PT	14,270,100	1,911,748
AKR Corporindo Tbk PT	1,689,300	874,825
Astra International Tbk PT	19,601,700	11,732,479
Bank Central Asia Tbk PT	9,639,700	13,529,150
Bank Danamon Indonesia Tbk PT	3,353,446	1,434,602
Bank Mandiri Persero Tbk PT	9,054,151	9,275,680
Bank Negara Indonesia Persero Tbk PT	7,325,615	4,096,055
Bank Rakyat Indonesia Persero Tbk PT	10,724,800	11,892,744
Bumi Serpong Damai Tbk PT	7,445,200	1,000,218
Charoen Pokphand Indonesia Tbk PT	7,150,000	1,432,790
Gudang Garam Tbk PT	469,400	2,680,977
Hanjaya Mandala Sampoerna Tbk PT	8,809,800	2,347,252
Indocement Tunggal Prakarsa Tbk PT	1,670,100	2,193,542
Indofood CBP Sukses Makmur Tbk PT	2,241,200	1,404,535

Security	Shares	Value
Indofood Sukses Makmur Tbk PT	4,190,500	$2,634,002
Jasa Marga Persero Tbk PT	2,178,240	956,372
Kalbe Farma Tbk PT	20,745,600	2,701,412
Lippo Karawaci Tbk PT	13,924,300	747,214
Matahari Department Store Tbk PT	2,273,300	2,162,570
Media Nusantara Citra Tbk PT	5,068,900	684,781
Pakuwon Jati Tbk PT	20,129,100	1,072,625
Perusahaan Gas Negara Persero Tbk PT	10,461,900	1,766,682
Semen Indonesia Persero Tbk PT	2,871,600	2,144,433
Summarecon Agung Tbk PT	9,730,200	715,671
Surya Citra Media Tbk PT	5,543,700	981,922
Telekomunikasi Indonesia Persero Tbk PT	48,667,300	17,130,714
Tower Bersama Infrastructure Tbk PT	2,022,100	1,024,405
Unilever Indonesia Tbk PT	1,455,700	5,347,982
United Tractors Tbk PT	1,630,943	3,684,433
Waskita Karya Persero Tbk PT	4,258,900	763,943
XL Axiata Tbk PTa	3,224,400	813,118

		111,138,876
MALAYSIA — 2.59%
AirAsia Bhd	1,465,000	1,105,208
Alliance Financial Group Bhd	1,017,600	934,058
AMMB Holdings Bhd	1,386,000	1,602,406
Astro Malaysia Holdings Bhd	1,543,200	929,921
Axiata Group Bhd	2,554,300	2,762,212
British American Tobacco Malaysia Bhd	146,800	1,508,630
CIMB Group Holdings Bhd	3,333,700	5,100,020
Dialog Group Bhd	3,382,962	1,524,960
DiGi.Com Bhd[c]	3,282,600	3,680,131
Felda Global Ventures Holdings Bhd	1,372,800	522,635
Gamuda Bhd	1,689,300	2,091,157
Genting Bhd	2,185,400	4,961,366
Genting Malaysia Bhd	2,974,100	4,167,838
Genting Plantations Bhd	234,700	587,641
HAP Seng Consolidated Bhd	527,800	1,121,798
Hartalega Holdings Bhd	586,200	967,986
Hong Leong Bank Bhd	615,300	2,256,268
Hong Leong Financial Group Bhd	234,400	937,271
IHH Healthcare Bhd	2,261,900	3,116,947

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
IJM Corp. Bhd	2,372,300	$1,922,663
IOI Corp. Bhd	2,273,300	2,373,386
IOI Properties Group Bhd	1,876,066	920,177
Kuala Lumpur Kepong Bhd	410,200	2,376,027
Malayan Banking Bhd	3,486,700	7,769,034
Malaysia Airports Holdings Bhd	787,000	1,608,373
Maxis Bhd[c]	1,806,100	2,383,385
MISC Bhd	1,318,500	2,275,771
Petronas Chemicals Group Bhd	2,390,100	3,879,761
Petronas Dagangan Bhd	201,000	1,116,380
Petronas Gas Bhd	703,200	3,077,886
PPB Group Bhd	440,100	1,733,058
Public Bank Bhd	2,726,030	12,912,271
RHB Bank Bhd	762,045	889,928
RHB Bank Bhd New[a,d]	359,100	1
Sapura Energy Bhd	3,896,900	1,401,664
Sime Darby Bhd	2,272,500	5,015,795
Telekom Malaysia Bhd	1,046,500	1,554,535
Tenaga Nasional Bhd	3,310,900	10,919,049
UMW Holdings Bhd[a]	469,400	639,169
Westports Holdings Bhd	1,046,900	912,049
YTL Corp. Bhd	4,258,900	1,392,610
YTL Power International Bhd	1,806,120	590,580

		107,542,005
PAKISTAN — 0.13%
Engro Corp. Ltd./Pakistan	258,000	794,174
Habib Bank Ltd.	543,600	1,218,741
Lucky Cement Ltd.	127,800	858,448
MCB Bank Ltd.	342,000	670,434
Oil & Gas Development Co. Ltd.	607,200	901,235
United Bank Ltd./Pakistan	457,127	902,542

		5,345,574
PHILIPPINES — 1.31%
Aboitiz Equity Ventures Inc.	1,984,330	2,986,720
Aboitiz Power Corp.	1,397,300	1,079,958
Alliance Global Group Inc.	3,093,700	880,411
Ayala Corp.	227,338	3,897,094
Ayala Land Inc.	7,354,600	6,121,546
Bank of the Philippine Islands	706,159	1,463,818
BDO Unibank Inc.	1,957,260	4,883,453
DMCI Holdings Inc.	4,083,700	1,302,964
Energy Development Corp.	9,421,900	1,114,719
Globe Telecom Inc.	32,230	1,351,539
GT Capital Holdings Inc.	78,615	1,889,814
International Container Terminal Services Inc.	519,250	1,099,007

Security	Shares	Value
JG Summit Holdings Inc.	2,719,727	$4,284,944
Jollibee Foods Corp.	449,250	2,003,196
Megaworld Corp.	11,053,000	1,051,415
Metro Pacific Investments Corp.	12,182,100	1,639,248
Metropolitan Bank & Trust Co.	509,251	878,019
PLDT Inc.	87,930	2,852,584
Robinsons Land Corp.	1,689,300	860,385
Security Bank Corp.	134,780	625,020
SM Investments Corp.	235,660	3,768,879
SM Prime Holdings Inc.	8,262,625	5,714,737
Universal Robina Corp.	880,980	2,810,895

		54,560,365
SINGAPORE — 4.36%
Ascendas REIT	2,431,918	4,838,033
CapitaLand Commercial Trust	2,051,000	2,599,263
CapitaLand Ltd.[c]	2,491,300	6,773,428
CapitaLand Mall Trust[c]	2,431,900	3,601,620
City Developments Ltd.	410,200	3,403,221
ComfortDelGro Corp. Ltd.[c]	2,098,100	3,571,037
DBS Group Holdings Ltd.	1,728,700	27,537,941
Genting Singapore PLC	5,890,300	5,056,145
Global Logistic Properties Ltd.[c]	2,607,900	6,360,263
Golden Agri-Resources Ltd.	6,886,307	2,004,193
Hutchison Port Holdings Trust[c]	5,127,971	2,435,786
Jardine Cycle & Carriage Ltd.	88,166	2,621,854
Keppel Corp. Ltd.	1,435,700	6,780,752
Oversea-Chinese Banking Corp. Ltd.	3,017,975	25,260,976
SATS Ltd.	669,800	2,383,683
SembCorp Industries Ltd.	988,500	2,352,531
Singapore Airlines Ltd.[c]	527,800	4,040,556
Singapore Exchange Ltd.	791,100	4,412,487
Singapore Press Holdings Ltd.[c]	1,322,700	2,836,028
Singapore Technologies Engineering Ltd.	1,514,100	4,205,833
Singapore Telecommunications Ltd.	7,882,900	23,058,586
StarHub Ltd.[c]	447,200	899,540
Suntec REIT	2,373,300	3,322,480
United Overseas Bank Ltd.	1,255,800	22,197,644
UOL Group Ltd.[c]	469,400	2,728,829
Wilmar International Ltd.	1,584,000	3,898,143
Yangzijiang Shipbuilding Holdings Ltd.	2,280,100	2,377,204

		181,558,056

SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
SOUTH KOREA — 16.56%
AmorePacific Corp.	31,058	$7,868,230
AmorePacific Group	27,542	2,990,352
BGF retail Co. Ltd.	21,389	1,766,090
BNK Financial Group Inc.	252,566	2,550,374
Celltrion Inc.[a,c]	78,524	7,613,470
Cheil Worldwide Inc.	67,683	1,230,820
CJ CheilJedang Corp.	7,618	2,518,797
CJ Corp.	14,357	2,488,949
CJ E&M Corp.	18,645	1,244,611
CJ Korea Express Corp.[a]	6,739	1,123,116
Coway Co. Ltd.	51,861	4,592,668
Daelim Industrial Co. Ltd.	27,405	2,245,689
Daewoo Engineering & Construction Co. Ltd.[a]	126,058	922,582
DGB Financial Group Inc.	170,107	1,816,522
Dongbu Insurance Co. Ltd.	48,345	3,460,466
Dongsuh Cos. Inc.	31,644	835,602
Doosan Bobcat Inc.	29,719	940,130
Doosan Heavy Industries & Construction Co. Ltd.	51,861	954,682
E-MART Inc.	19,586	4,445,596
GS Engineering & Construction Corp.[a]	44,080	1,254,589
GS Holdings Corp.	50,103	3,375,869
GS Retail Co. Ltd.	26,237	1,134,776
Hana Financial Group Inc.	288,035	13,127,014
Hankook Tire Co. Ltd.	72,670	4,058,688
Hanmi Pharm Co. Ltd.[a]	5,817	1,912,923
Hanmi Science Co. Ltd.[a,c]	12,472	928,392
Hanon Systems	183,450	1,680,320
Hanssem Co. Ltd.	10,255	1,612,868
Hanwha Chemical Corp.	102,859	3,097,581
Hanwha Corp.	44,341	1,939,584
Hanwha Life Insurance Co. Ltd.	213,615	1,441,216
Hanwha Techwin Co. Ltd.[a]	35,746	1,274,532
Hotel Shilla Co. Ltd.	31,064	1,804,352
Hyosung Corp.	20,397	3,053,034
Hyundai Department Store Co. Ltd.	14,652	1,453,351
Hyundai Development Co. Engineering & Construction	57,135	2,177,568
Hyundai Engineering & Construction Co. Ltd.	75,008	3,036,381
Hyundai Glovis Co. Ltd.	18,166	2,548,646

Security	Shares	Value
Hyundai Heavy Industries Co. Ltd.[a]	30,563	$4,765,867
Hyundai Marine & Fire Insurance Co. Ltd.	60,401	2,450,476
Hyundai Mobis Co. Ltd.	65,929	14,493,127
Hyundai Motor Co.	149,723	19,400,237
Hyundai Robotics Co. Ltd.[a]	5,950	2,342,143
Hyundai Steel Co.	78,231	4,383,257
Hyundai Wia Corp.	16,309	1,005,604
Industrial Bank of Korea	246,999	3,410,156
Kakao Corp.	33,109	3,550,404
Kangwon Land Inc.	113,391	3,749,133
KB Financial Group Inc.	376,710	19,996,045
KCC Corp.	5,569	2,172,261
KEPCO Plant Service & Engineering Co. Ltd.	22,149	890,671
Kia Motors Corp.	255,522	8,357,183
Korea Aerospace Industries Ltd. Class A	65,632	3,032,192
Korea Electric Power Corp.	245,827	9,786,509
Korea Gas Corp.[a]	27,544	1,235,609
Korea Investment Holdings Co. Ltd.	37,327	2,374,945
Korea Zinc Co. Ltd.	8,204	3,617,956
Korean Air Lines Co. Ltd.[a]	45,128	1,435,643
KT Corp.	25,218	784,224
KT&G Corp.	112,219	11,431,988
Kumho Petrochemical Co. Ltd.	17,584	1,187,928
LG Chem Ltd.	44,536	13,053,758
LG Corp.	92,301	6,219,110
LG Display Co. Ltd.	225,630	6,381,475
LG Electronics Inc.	95,396	5,720,094
LG Household & Health Care Ltd.	9,083	8,043,656
LG Innotek Co. Ltd.	14,068	1,885,707
LG Uplus Corp.	111,366	1,656,980
Lotte Chemical Corp.	14,945	4,928,024
Lotte Chilsung Beverage Co. Ltd.	589	850,038
Lotte Confectionery Co. Ltd.	5,276	959,444
Lotte Shopping Co. Ltd.	11,675	2,743,868
Medy-Tox Inc.	4,395	2,321,902
Mirae Asset Daewoo Co. Ltd.	355,234	3,444,251
NAVER Corp.	27,250	19,553,863
NCsoft Corp.	17,185	5,543,796
Netmarble Games Corp.[a,b]	16,056	2,051,747
NH Investment & Securities Co. Ltd.	130,686	1,652,479

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
OCI Co. Ltd.[c]	16,309	$1,343,720
Orion Corp./Republic of Korea[a]	21,750	1,595,706
Ottogi Corp.	1,173	820,749
Pan Ocean Co. Ltd.[a]	201,672	1,050,666
POSCO	72,078	21,384,117
Posco Daewoo Corp.	37,558	788,716
S-1 Corp.	17,295	1,424,958
S-Oil Corp.	43,657	4,544,963
Samsung Biologics Co. Ltd.[a,b]	16,408	3,988,183
Samsung C&T Corp.	72,961	9,062,668
Samsung Card Co. Ltd.	29,916	1,061,316
Samsung Electro-Mechanics Co. Ltd.	54,502	4,563,547
Samsung Electronics Co. Ltd.	94,932	204,446,736
Samsung Fire & Marine Insurance Co. Ltd.	29,593	7,721,868
Samsung Heavy Industries Co. Ltd.[a]	247,295	2,475,049
Samsung Life Insurance Co. Ltd.	67,687	7,591,009
Samsung SDI Co. Ltd.	53,332	8,030,420
Samsung SDS Co. Ltd.	33,697	5,390,075
Samsung Securities Co. Ltd.	57,721	2,091,584
Shinhan Financial Group Co. Ltd.	415,187	19,738,125
Shinsegae Inc.	7,032	1,495,569
SK Holdings Co. Ltd.	31,150	7,557,504
SK Hynix Inc.	563,768	33,250,246
SK Innovation Co. Ltd.	62,409	9,843,339
SK Networks Co. Ltd.	123,722	699,844
SK Telecom Co. Ltd.	19,045	4,731,254
Woori Bank	299,448	5,110,993
Yuhan Corp.	7,975	1,685,436

		688,872,540
TAIWAN — 13.73%
Acer Inc.	2,833,830	1,393,664
Advanced Semiconductor Engineering Inc.	6,296,220	8,465,716
Advantech Co. Ltd.	322,595	2,441,190
Asia Cement Corp.	2,344,448	2,073,049
Asia Pacific Telecom Co. Ltd.[a]	2,052,000	727,141
Asustek Computer Inc.	589,100	5,482,178
AU Optronics Corp.	8,498,580	3,433,713
Catcher Technology Co. Ltd.	589,000	6,768,658
Cathay Financial Holding Co. Ltd.	7,911,722	12,891,216
Chailease Holding Co. Ltd.	880,811	2,531,980
Chang Hwa Commercial Bank Ltd.	4,872,032	2,855,888

Security	Shares	Value
Cheng Shin Rubber Industry Co. Ltd.	1,761,303	$3,563,962
Chicony Electronics Co. Ltd.	595,932	1,533,471
China Airlines Ltd.	2,629,330	808,073
China Development Financial Holding Corp.	13,464,734	4,062,318
China Life Insurance Co. Ltd./Taiwan	3,223,804	3,411,122
China Steel Corp.	12,306,484	10,107,493
Chunghwa Telecom Co. Ltd.	3,809,110	12,867,123
Compal Electronics Inc.	4,102,000	2,723,754
CTBC Financial Holding Co. Ltd.	17,056,456	10,958,429
Delta Electronics Inc.	1,902,000	10,109,818
E.Sun Financial Holding Co. Ltd.	8,096,530	5,161,637
Eclat Textile Co. Ltd.	299,208	3,443,387
EVA Airways Corp.	1,822,310	884,133
Evergreen Marine Corp. Taiwan Ltd.[a]	1,771,145	970,756
Far Eastern New Century Corp.	3,505,040	2,884,544
Far EasTone Telecommunications Co. Ltd.	1,761,000	4,257,356
Feng TAY Enterprise Co. Ltd.	297,652	1,276,546
First Financial Holding Co. Ltd.	9,405,221	6,354,142
Formosa Chemicals & Fibre Corp.	2,932,740	8,838,381
Formosa Petrochemical Corp.	1,173,000	4,117,766
Formosa Plastics Corp.	4,102,400	12,309,034
Formosa Taffeta Co. Ltd.	589,000	583,236
Foxconn Technology Co. Ltd.	884,666	2,660,253
Fubon Financial Holding Co. Ltd.	6,446,111	10,012,174
Giant Manufacturing Co. Ltd.	293,000	1,445,811
Globalwafers Co. Ltd.	252,000	1,990,429
Highwealth Construction Corp.	881,880	1,460,284
Hiwin Technologies Corp.	170,360	1,235,576
Hon Hai Precision Industry Co. Ltd.	15,079,146	58,677,606
Hotai Motor Co. Ltd.	293,000	3,561,160
HTC Corp.[a]	589,450	1,399,664
Hua Nan Financial Holdings Co. Ltd.	7,134,074	4,170,039
Innolux Corp.	8,791,981	4,294,737
Inventec Corp.	2,345,460	1,875,871
Largan Precision Co. Ltd.	94,000	17,152,887
Lite-On Technology Corp.	2,052,371	3,320,307
MediaTek Inc.	1,471,391	12,961,865

SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
Mega Financial Holding Co. Ltd.	10,761,827	$9,106,148
Merida Industry Co. Ltd.	177,000	847,030
Micro-Star International Co. Ltd.	586,000	1,521,498
Nan Ya Plastics Corp.	4,694,000	11,814,476
Nanya Technology Corp.	589,000	1,217,188
Nien Made Enterprise Co. Ltd.	68,000	829,859
Novatek Microelectronics Corp.	587,000	2,235,598
OBI Pharma Inc.[a]	75,000	534,020
Pegatron Corp.	1,760,000	5,747,081
Phison Electronics Corp.	116,000	1,613,485
Pou Chen Corp.	2,054,000	2,775,354
Powertech Technology Inc.	587,200	1,903,823
President Chain Store Corp.	589,000	4,993,592
Quanta Computer Inc.	2,641,000	6,262,377
Realtek Semiconductor Corp.	293,642	1,098,890
Ruentex Development Co. Ltd.[a]	722,747	782,694
Ruentex Industries Ltd.	589,195	874,168
Shin Kong Financial Holding Co. Ltd.	8,497,457	2,271,016
Siliconware Precision Industries Co. Ltd.	2,052,661	3,381,957
SinoPac Financial Holdings Co. Ltd.	9,756,073	3,059,728
Standard Foods Corp.	377,735	1,005,775
Synnex Technology International Corp.	1,501,950	1,671,293
TaiMed Biologics Inc.[a]	109,000	797,768
Taishin Financial Holding Co. Ltd.	9,072,049	4,266,301
Taiwan Business Bank	3,666,681	1,040,667
Taiwan Cement Corp.	3,225,000	3,738,140
Taiwan Cooperative Financial Holding Co. Ltd.	7,620,743	4,164,271
Taiwan Fertilizer Co. Ltd.	589,000	799,755
Taiwan High Speed Rail Corp.	1,758,000	1,516,647
Taiwan Mobile Co. Ltd.	1,467,000	5,247,007
Taiwan Semiconductor Manufacturing Co. Ltd.	23,733,670	168,597,050
Teco Electric and Machinery Co. Ltd.	1,761,000	1,659,203
Transcend Information Inc.	137,000	406,070
Uni-President Enterprises Corp.	4,694,694	8,986,548
United Microelectronics Corp.	11,635,000	5,355,980
Vanguard International Semiconductor Corp.	881,000	1,651,392

Security	Shares	Value
Wistron Corp.	2,480,538	$2,505,552
WPG Holdings Ltd.	1,469,240	2,058,216
Yuanta Financial Holding Co. Ltd.	10,178,556	4,365,296
Yulon Motor Co. Ltd.	881,000	770,260
Zhen Ding Technology Holding Ltd.	589,097	1,369,562

		571,352,272
THAILAND — 2.43%
Advanced Info Service PCL NVDR	996,200	5,553,321
Airports of Thailand PCL NVDR	4,160,600	6,439,106
Bangkok Bank PCL Foreign	234,500	1,300,174
Bangkok Dusit Medical Services PCL NVDR[c]	3,721,100	2,135,832
Bangkok Expressway & Metro PCL	7,032,800	1,585,083
Banpu PCL NVDR	1,836,400	899,533
BEC World PCL NVDR	1,026,700	570,792
Berli Jucker PCL NVDR	1,109,300	1,541,782
BTS Group Holdings PCL NVDR	5,981,700	1,545,914
Bumrungrad Hospital PCL NVDR	351,800	1,850,104
Central Pattana PCL NVDR	1,280,500	2,674,402
Charoen Pokphand Foods PCL NVDR	2,666,400	1,971,164
CP ALL PCL NVDR	4,784,100	8,733,914
Delta Electronics Thailand PCL NVDR	528,000	1,408,201
Electricity Generating PCL NVDR[c]	117,300	768,452
Energy Absolute PCL NVDR	1,105,300	1,228,978
Glow Energy PCL NVDR	498,100	1,212,450
Home Product Center PCL NVDR	4,117,443	1,224,969
Indorama Ventures PCL NVDR	1,416,700	1,585,866
IRPC PCL NVDR	10,094,600	1,668,454
Kasikornbank PCL Foreign	1,230,600	7,322,248
Kasikornbank PCL NVDR	453,675	2,624,448
KCE Electronics PCL NVDR	263,700	685,470
Krung Thai Bank PCL NVDR	3,545,375	1,928,427
Minor International PCL NVDR[c]	2,128,220	2,702,126
PTT Exploration & Production PCL NVDR	1,339,084	3,541,220
PTT Global Chemical PCL NVDR	2,022,876	4,361,677
PTT PCL NVDR	1,017,400	11,862,762
Robinson PCL NVDR	494,000	864,739

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
Siam Cement PCL (The) Foreign	293,400	$4,461,419
Siam Cement PCL (The) NVDR	87,900	1,336,601
Siam Commercial Bank PCL (The) NVDR	1,689,700	7,464,304
Thai Oil PCL NVDR	820,400	2,114,084
Thai Union Group PCL NVDR	1,816,600	1,108,199
TMB Bank PCL NVDR	14,007,400	993,418
True Corp. PCL NVDR[a]	9,707,590	1,648,247

		100,917,880

TOTAL COMMON STOCKS
(Cost: $3,379,611,721)		4,090,154,991

PREFERRED STOCKS — 0.93%

INDIA — 0.00%
Vedanta Ltd., Preference Shares[d]	14,512,080	173,339

		173,339
SOUTH KOREA — 0.93%
AmorePacific Corp., Preference Shares	8,790	1,394,241
Hyundai Motor Co., Preference Shares	21,682	1,956,912
Hyundai Motor Co. Series 2, Preference Shares	36,334	3,441,673
LG Chem Ltd., Preference Shares	7,032	1,442,155
LG Household & Health Care Ltd., Preference Shares	2,053	1,170,469
Samsung Electronics Co. Ltd., Preference Shares	16,996	29,327,801

		38,733,251

TOTAL PREFERRED STOCKS
(Cost: $21,873,273)		38,906,590

SHORT-TERM INVESTMENTS — 5.80%

MONEY MARKET FUNDS — 5.80%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	234,824,372	234,894,819

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	6,438,212	$6,438,212

		241,333,031

TOTAL SHORT-TERM INVESTMENTS
(Cost: $241,304,883)		241,333,031

TOTAL INVESTMENTS IN SECURITIES — 105.06%
(Cost: $3,642,789,877)[h]		4,370,394,612
Other Assets, Less Liabilities — (5.06)%		(210,599,407)

NET ASSETS — 100.00%		$4,159,795,205

ADR — American Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $3,730,613,546. Net unrealized appreciation was $639,781,066, of which $895,451,932 represented gross unrealized appreciation on securities and $255,670,866 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY ASIA ex JAPAN ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,088,931,776	$1,223,210	$5	$4,090,154,991
Preferred stocks	38,733,251	—	173,339	38,906,590
Money market funds	241,333,031	—	—	241,333,031

Total	$4,368,998,058	$1,223,210	$173,344	$4,370,394,612

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.72%

AUSTRIA — 0.85%
Erste Group Bank AG	245,911	$10,180,864
Raiffeisen Bank International AGa	121,007	3,555,270

		13,736,134
BELGIUM — 1.91%
Ageas	159,268	7,147,734
Groupe Bruxelles Lambert SA	66,019	6,746,084
KBC Group NV	205,122	16,928,727

		30,822,545
DENMARK — 1.64%
Danske Bank A/S	603,441	24,347,536
Tryg A/S	92,477	2,077,476

		26,425,012
FINLAND — 1.24%
Sampo OYJ Class A	365,693	19,932,169

		19,932,169
FRANCE — 11.91%
AXA SA	1,586,305	46,681,553
BNP Paribas SA	917,631	70,939,362
CNP Assurances	140,926	3,389,498
Credit Agricole SA	930,315	16,288,103
Eurazeo SA	35,901	2,918,467
Natixis SA	769,482	5,573,051
SCOR SE	141,143	5,926,610
Societe Generale SA	627,099	36,671,764
Wendel SA	23,097	3,463,831

		191,852,239
GERMANY — 10.65%
Allianz SE Registered	373,672	79,300,711
Commerzbank AGa	870,278	11,368,726
Deutsche Bank AG Registered	1,691,838	30,099,691
Deutsche Boerse AG	157,824	16,450,854
Hannover Rueck SE	49,335	6,206,311
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	131,682	28,178,448

		171,604,741
IRELAND — 0.39%
Bank of Ireland Group PLC[a]	748,737	6,223,468

		6,223,468
ITALY — 6.28%
Assicurazioni Generali SpA	1,019,769	18,431,385

Security	Shares	Value
EXOR NV	88,573	$5,284,038
Intesa Sanpaolo SpA	10,378,471	35,631,882
Mediobanca SpA	463,817	4,820,399
Poste Italiane SpA[b]	426,917	3,130,746
UniCredit SpA[a]	1,636,260	32,101,081
UnipolSai Assicurazioni SpA	813,008	1,875,857

		101,275,388
NETHERLANDS — 5.33%
ABN AMRO Group NVb	307,777	8,676,204
Aegon NV	1,441,742	8,055,422
ING Groep NV	3,171,424	59,134,037
NN Group NV	246,534	9,966,859

		85,832,522
NORWAY — 1.14%
DNB ASA	799,649	15,646,054
Gjensidige Forsikring ASA	163,089	2,811,239

		18,457,293
SPAIN — 10.95%
Banco Bilbao Vizcaya Argentaria SA	5,468,327	49,327,227
Banco de Sabadell SA	4,362,623	9,736,712
Banco Santander SA	13,115,301	89,283,059
Bankia SA	824,898	4,164,481
Bankinter SA	551,400	5,355,531
CaixaBank SA	2,935,493	15,283,546
Mapfre SA	882,167	3,277,278

		176,427,834
SWEDEN — 7.08%
Industrivarden AB Class C	133,965	3,246,010
Investor AB Class B	372,804	17,651,508
Kinnevik AB Class B	191,210	5,862,256
L E Lundbergforetagen AB Class B	30,914	2,428,696
Nordea Bank AB	2,483,610	31,286,722
Skandinaviska Enskilda Banken AB Class A	1,242,598	15,714,797
Svenska Handelsbanken AB Class A	1,248,726	18,555,562
Swedbank AB Class A	740,445	19,295,938

		114,041,489
SWITZERLAND — 11.37%
Baloise Holding AG Registered	40,882	6,584,508
Credit Suisse Group AG Registered	1,918,771	29,591,452

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2017

Security	Shares	Value
Julius Baer Group Ltd.	183,126	$10,381,917
Pargesa Holding SA Bearer	31,409	2,513,111
Partners Group Holding AG	14,170	9,222,947
Swiss Life Holding AG Registered	26,231	9,596,873
Swiss Re AG	264,922	25,603,955
UBS Group AG	2,991,140	52,143,830
Zurich Insurance Group AG	123,188	37,638,827

		183,277,420
UNITED KINGDOM — 28.98%
3i Group PLC	794,298	9,801,442
Aberdeen Asset Management PLC	756,290	3,284,298
Admiral Group PLC	162,937	4,442,229
Aviva PLC	3,321,437	23,601,818
Barclays PLC	13,871,523	37,123,666
Direct Line Insurance Group PLC	1,124,997	5,555,841
Hargreaves Lansdown PLC	213,860	3,890,804
HSBC Holdings PLC	16,240,443	162,078,133
Investec PLC	536,949	4,077,427
Legal & General Group PLC	4,868,837	17,228,141
Lloyds Banking Group PLC	58,428,014	50,515,332
London Stock Exchange Group PLC	257,780	12,737,361
Old Mutual PLC	4,026,211	10,430,131
Provident Financial PLC	120,624	3,279,088
Prudential PLC	2,110,446	51,417,018
Royal Bank of Scotland Group PLC[a]	2,896,415	9,492,762
RSA Insurance Group PLC	835,801	7,189,755
Schroders PLC	101,769	4,622,058
St. James’s Place PLC	430,906	6,913,593
Standard Chartered PLC[a]	2,684,310	29,963,525
Standard Life PLC	1,616,517	9,300,273

		466,944,695

TOTAL COMMON STOCKS
(Cost: $1,483,484,628)		1,606,852,949

Security	Shares	Value
PREFERRED STOCKS — 0.15%

ITALY — 0.15%
Intesa Sanpaolo SpA, Preference Shares	762,435	$2,427,060

		2,427,060

TOTAL PREFERRED STOCKS
(Cost: $2,063,135)		2,427,060

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	659,845	659,845

		659,845

TOTAL SHORT-TERM INVESTMENTS
(Cost: $659,845)		659,845

TOTAL INVESTMENTS IN SECURITIES — 99.91%
(Cost: $1,486,207,608)[e]		1,609,939,854
Other Assets, Less Liabilities — 0.09%		1,453,983

NET ASSETS — 100.00%		$1,611,393,837

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments for federal income tax purposes was $1,503,057,426. Net unrealized appreciation was $106,882,428, of which $141,217,166 represented gross unrealized appreciation on securities and $34,334,738 represented gross unrealized depreciation on securities.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE FINANCIALS ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,606,852,949	$—	$—	$1,606,852,949
Preferred stocks	2,427,060	—	—	2,427,060
Money market funds	659,845	—	—	659,845

Total	$1,609,939,854	$—	$—	$1,609,939,854

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.52%

AUSTRALIA — 2.94%
AGL Energy Ltd.	6,433	$123,773
Alumina Ltd.	25,110	38,089
Amcor Ltd./Australia	11,313	138,547
AMP Ltd.	28,782	123,852
APA Group	11,125	76,560
Aristocrat Leisure Ltd.	5,427	87,736
ASX Ltd.	2,035	84,969
Aurizon Holdings Ltd.	21,100	84,563
AusNet Services	14,040	18,326
Australia & New Zealand Banking Group Ltd.	27,945	661,042
Bank of Queensland Ltd.	3,756	36,133
Bendigo & Adelaide Bank Ltd.	4,240	37,641
BGP Holdings PLC[a,b]	38,252	—
BHP Billiton Ltd.	30,780	635,218
BlueScope Steel Ltd.	5,103	53,695
Boral Ltd.	12,292	67,908
Brambles Ltd.	15,309	112,931
Caltex Australia Ltd.	2,621	65,160
Challenger Ltd./Australia	4,833	49,581
CIMIC Group Ltd.	931	30,786
Coca-Cola Amatil Ltd.	6,048	39,786
Cochlear Ltd.	567	64,663
Commonwealth Bank of Australia	16,740	1,119,000
Computershare Ltd.	4,644	52,165
Crown Resorts Ltd.	3,888	39,483
CSL Ltd.	4,359	438,481
Dexus	8,856	66,318
Domino’s Pizza Enterprises Ltd.	540	22,982
Flight Centre Travel Group Ltd.[c]	621	21,566
Fortescue Metals Group Ltd.	14,796	67,803
Goodman Group	15,579	99,003
GPT Group (The)	18,387	70,314
Harvey Norman Holdings Ltd.[c]	6,831	23,832
Healthscope Ltd.	16,092	26,722
Incitec Pivot Ltd.	17,415	44,490
Insurance Australia Group Ltd.[c]	23,720	126,309
James Hardie Industries PLC	4,239	64,841
LendLease Group	4,860	65,378
Macquarie Group Ltd.	3,051	209,062
Medibank Pvt Ltd.	26,622	57,810
Mirvac Group	33,594	58,199
National Australia Bank Ltd.	25,172	601,877

Security	Shares	Value
Newcrest Mining Ltd.	7,425	$119,741
Oil Search Ltd.	12,856	68,150
Orica Ltd.	3,780	60,023
Origin Energy Ltd.[b]	17,014	93,995
Qantas Airways Ltd.	5,198	22,077
QBE Insurance Group Ltd.	12,879	121,841
Ramsay Health Care Ltd.	1,488	83,845
REA Group Ltd.	432	23,804
Rio Tinto Ltd.	4,077	214,138
Santos Ltd.[b]	19,010	51,449
Scentre Group	51,222	168,889
Seek Ltd.	2,997	40,914
Sonic Healthcare Ltd.	4,080	72,605
South32 Ltd.	50,464	117,238
Stockland	24,229	81,242
Suncorp Group Ltd.	12,204	139,228
Sydney Airport	10,287	55,271
Tabcorp Holdings Ltd.	9,059	30,231
Tatts Group Ltd.	14,270	45,570
Telstra Corp. Ltd.	41,096	134,517
TPG Telecom Ltd.	2,700	12,093
Transurban Group	19,940	181,637
Treasury Wine Estates Ltd.	7,514	73,065
Vicinity Centres	31,870	69,969
Wesfarmers Ltd.	10,693	347,702
Westfield Corp.	18,576	113,896
Westpac Banking Corp.	32,128	816,164
Woodside Petroleum Ltd.	7,290	169,769
Woolworths Ltd.	12,609	268,773

		9,704,430
AUSTRIA — 0.10%
Andritz AG	500	30,518
Erste Group Bank AG	2,835	117,371
OMV AG	1,458	82,202
Raiffeisen Bank International AGb	1,566	46,010
Voestalpine AG	1,134	57,303

		333,404
BELGIUM — 0.50%
Ageas	2,027	90,969
Anheuser-Busch InBev SA/NV	7,293	875,322
Colruyt SA	648	36,198
Groupe Bruxelles Lambert SA	810	82,769
KBC Group NV	2,403	198,320
Proximus SADP	1,434	50,205
Solvay SA	743	106,259

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Telenet Group Holding NVb,c	567	$39,434
UCB SA	1,215	88,184
Umicore SA	981	78,510

		1,646,170
CANADA — 3.90%
Agnico Eagle Mines Ltd.	2,214	103,056
Agrium Inc.	1,269	126,601
Alimentation Couche-Tard Inc. Class B	4,185	197,847
AltaGas Ltd.	1,512	35,087
ARC Resources Ltd.	3,537	48,619
Atco Ltd./Canada Class I	783	29,058
Bank of Montreal	6,318	477,734
Bank of Nova Scotia (The)	11,394	707,666
Barrick Gold Corp.	11,367	191,609
BCE Inc.	1,404	65,701
BlackBerry Ltd.[b]	4,617	43,159
Bombardier Inc. Class Bb	21,310	42,772
Brookfield Asset Management Inc. Class A	8,678	336,489
CAE Inc.	2,700	45,621
Cameco Corp.	3,915	39,978
Canadian Imperial Bank of Commerce	4,132	357,575
Canadian National Railway Co.	7,184	565,965
Canadian Natural Resources Ltd.	10,369	316,157
Canadian Pacific Railway Ltd.	1,377	214,927
Canadian Tire Corp. Ltd. Class A	675	76,814
Canadian Utilities Ltd. Class A	1,296	41,008
CCL Industries Inc. Class B	1,355	64,762
Cenovus Energy Inc.	10,233	85,674
CGI Group Inc. Class Ab	2,187	115,125
CI Financial Corp.	2,484	53,949
Constellation Software Inc./Canada	189	101,509
Crescent Point Energy Corp.	4,995	39,144
Dollarama Inc.[c]	1,134	110,512
Element Fleet Management Corp.	3,267	24,661
Emera Inc.	405	15,027
Empire Co. Ltd. Class A	1,377	22,309
Enbridge Inc.	15,606	644,931
Encana Corp.	8,916	89,477
Fairfax Financial Holdings Ltd.	269	127,882
Finning International Inc.	1,431	28,710
First Capital Realty Inc.	918	14,975
First Quantum Minerals Ltd.	6,912	76,164

Security	Shares	Value
Fortis Inc./Canada	3,942	$143,300
Franco-Nevada Corp.	1,701	122,867
George Weston Ltd.	486	42,318
Gildan Activewear Inc.	2,268	68,137
Goldcorp Inc.[c]	8,046	105,324
Great-West Lifeco Inc.	2,755	78,384
H&R REIT	1,566	26,422
Husky Energy Inc.[b]	3,240	37,386
Hydro One Ltd.[d]	3,079	55,053
IGM Financial Inc.	540	18,119
Imperial Oil Ltd.[c]	2,916	83,431
Industrial Alliance Insurance & Financial Services Inc.	1,107	51,201
Intact Financial Corp.	1,242	96,188
Inter Pipeline Ltd.	3,510	69,102
Jean Coutu Group PJC Inc. (The) Class A	783	13,011
Keyera Corp.	1,512	47,105
Kinross Gold Corp.[b]	11,124	45,722
Linamar Corp.	405	22,129
Loblaw Companies Ltd.	2,160	117,280
Magna International Inc. Class A	3,485	165,702
Manulife Financial Corp.	19,040	390,986
Methanex Corp.	918	40,580
Metro Inc.	2,349	79,324
National Bank of Canada	3,186	143,052
Onex Corp.	783	62,556
Open Text Corp.	2,484	82,830
Pembina Pipeline Corp.	3,726	126,598
Peyto Exploration & Development Corp.	1,513	26,811
Potash Corp. of Saskatchewan Inc.	7,839	139,786
Power Corp. of Canada	3,699	89,683
Power Financial Corp.	2,592	70,015
PrairieSky Royalty Ltd.	2,000	49,514
Restaurant Brands International Inc.	2,241	133,111
RioCan REIT	1,404	27,046
Rogers Communications Inc. Class B	3,510	181,963
Royal Bank of Canada	14,040	1,044,229
Saputo Inc.	2,295	77,555
Seven Generations Energy Ltd. Class Ab	2,160	37,429
Shaw Communications Inc. Class B	3,726	82,711
Shopify Inc. Class Ab,c	702	64,494

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Smart REIT	351	$8,802
SNC-Lavalin Group Inc.	1,431	62,833
Sun Life Financial Inc.	5,859	223,856
Suncor Energy Inc.	15,803	513,940
Teck Resources Ltd. Class B	5,697	123,274
TELUS Corp.	1,864	67,119
Thomson Reuters Corp.	2,970	135,610
Toronto-Dominion Bank (The)	17,874	918,605
Tourmaline Oil Corp.[b]	2,162	47,802
TransCanada Corp.	8,397	427,723
Turquoise Hill Resources Ltd.[b,c]	8,267	27,104
Valeant Pharmaceuticals International Inc.[b,c]	3,105	50,999
Veresen Inc.	2,754	40,103
Vermilion Energy Inc.	1,026	33,687
West Fraser Timber Co. Ltd.	675	35,759
Wheaton Precious Metals Corp.	4,077	82,417
Yamana Gold Inc.	8,748	22,735

		12,859,076
DENMARK — 0.76%
AP Moller – Maersk A/S Class A	36	74,881
AP Moller – Maersk A/S Class B	63	137,034
Carlsberg A/S Class B	1,024	113,396
Chr Hansen Holding A/Sc	1,038	83,268
Coloplast A/S Class B	1,081	92,545
Danske Bank A/S	6,993	282,152
DONG Energy A/Sd	1,431	68,718
DSV A/S	1,894	121,790
Genmab A/Sb	567	128,454
H Lundbeck A/S	648	38,781
ISS A/S	1,491	60,915
Novo Nordisk A/S Class B	17,415	740,206
Novozymes A/S Class B	2,241	103,103
Pandora A/S	1,090	124,939
TDC A/S	7,772	47,746
Tryg A/S	1,215	27,295
Vestas Wind Systems A/S	2,138	208,117
William Demant Holding A/Sb,c	1,377	36,479

		2,489,819
FINLAND — 0.42%
Elisa OYJ	1,485	60,876
Fortum OYJ	4,293	69,949
Kone OYJ Class B	3,321	172,319
Metso OYJ	1,026	32,516
Neste OYJ	1,296	55,970

Security	Shares	Value
Nokia OYJ	56,568	$358,812
Nokian Renkaat OYJ	1,080	43,904
Orion OYJ Class B	918	46,248
Sampo OYJ Class A	4,279	233,228
Stora Enso OYJ Class R	5,103	67,986
UPM-Kymmene OYJ	5,265	142,833
Wartsila OYJ Abp	1,485	98,308

		1,382,949
FRANCE — 4.21%
Accor SA	1,810	83,781
Aeroports de Paris	270	45,537
Air Liquide SA	3,734	456,528
Airbus SE	5,564	463,133
Alstom SA	1,620	57,844
Arkema SA	576	65,316
Atos SE	903	136,753
AXA SA	18,711	550,625
BNP Paribas SA	10,854	839,091
Bollore SA	8,019	37,061
Bouygues SA	2,055	87,816
Bureau Veritas SA	2,484	56,362
Capgemini SE	1,593	172,790
Carrefour SA	5,376	128,699
Casino Guichard Perrachon SA	513	31,173
Cie. de Saint-Gobain	4,564	252,313
Cie. Generale des Etablissements Michelin Class B	1,782	240,247
CNP Assurances	1,728	41,561
Credit Agricole SA	10,206	178,688
Danone SA	5,724	425,769
Dassault Aviation SA	27	40,312
Dassault Systemes SE	1,296	126,655
Edenred	2,217	58,027
Eiffage SA	704	67,937
Electricite de France SA	4,218	42,629
Engie SA	16,092	258,121
Essilor International SA	1,971	248,880
Eurazeo SA	380	30,891
Eurofins Scientific SE	95	52,687
Eutelsat Communications SA	1,944	52,463
Fonciere des Regions	351	33,781
Gecina SA	432	64,990
Groupe Eurotunnel SE Registered	4,401	48,577
Hermes International	303	152,898
ICADE	351	30,032

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Iliad SAc	243	$60,064
Imerys SA	270	23,305
Ingenico Group SA	527	55,063
Ipsen SA	324	41,351
JCDecaux SA	648	22,962
Kering	756	263,386
Klepierre	1,998	80,975
L’Oreal SA	2,431	501,863
Lagardere SCA	1,242	40,635
Legrand SA	2,593	178,537
LVMH Moet Hennessy Louis Vuitton SE	2,673	670,317
Natixis SA	9,857	71,390
Orange SA	19,278	323,203
Pernod Ricard SA	2,082	287,811
Peugeot SA	4,456	95,537
Publicis Groupe SA	1,848	139,247
Remy Cointreau SA	189	21,675
Renault SA	1,809	162,435
Rexel SA	2,484	39,200
Safran SA	2,943	277,341
Sanofi	11,043	1,050,950
Schneider Electric SE	5,298	414,445
SCOR SE	1,625	68,234
SEB SA	270	47,861
SES SA	3,726	87,310
Societe BIC SA	270	31,537
Societe Generale SA	7,430	434,495
Sodexo SA	891	104,870
STMicroelectronics NV	6,101	103,796
Suez	3,132	56,423
Thales SA	999	110,232
Total SA	22,262	1,127,567
Unibail-Rodamco SE	945	235,477
Valeo SA	2,187	150,944
Veolia Environnement SA	4,212	94,626
Vinci SA	4,779	426,753
Vivendi SA	10,100	233,038
Wendel SA	324	48,590
Zodiac Aerospace	2,143	61,017

		13,904,429
GERMANY — 3.64%
adidas AG	1,809	411,633
Allianz SE Registered	4,374	928,251
Axel Springer SE	486	30,793

Security	Shares	Value
BASF SE	8,938	$849,250
Bayer AG Registered	7,831	989,289
Bayerische Motoren Werke AG	3,186	291,902
Beiersdorf AG	945	103,282
Brenntag AG	1,458	82,417
Commerzbank AGb	9,855	128,739
Continental AG	1,053	236,503
Covestro AGd	1,080	83,555
Daimler AG Registered	9,180	641,709
Deutsche Bank AG Registered[c]	19,197	341,536
Deutsche Boerse AG	1,842	192,002
Deutsche Lufthansa AG Registered	2,376	50,914
Deutsche Post AG Registered	9,585	370,664
Deutsche Telekom AG Registered	31,347	570,818
Deutsche Wohnen AG Bearer	3,394	133,991
E.ON SE	21,479	211,783
Evonik Industries AG	1,728	58,675
Fraport AG Frankfurt Airport Services Worldwide[c]	405	40,406
Fresenius Medical Care AG & Co. KGaA	2,079	195,577
Fresenius SE & Co. KGaA	3,942	331,979
GEA Group AGc	1,701	68,878
Hannover Rueck SE	594	74,725
HeidelbergCement AG	1,297	128,174
Henkel AG & Co. KGaA	1,026	128,707
HOCHTIEF AG	216	38,454
HUGO BOSS AG	648	48,689
Infineon Technologies AG	10,962	237,611
Innogy SEd	1,404	58,739
K+S AG Registered[c]	2,079	53,913
Lanxess AG	864	66,437
Linde AGc	1,809	345,089
MAN SE	297	32,782
Merck KGaA	1,269	138,918
Metro Wholesale & Food Specialist AGb,c	1,539	30,964
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,541	329,756
Osram Licht AG	812	67,503
ProSiebenSat.1 Media SE Registered	2,106	84,049
QIAGEN NVc	2,253	74,708
RTL Group SAb	392	30,411

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
RWE AGb	5,103	$107,183
SAP SE	9,482	1,002,558
Siemens AG Registered	7,398	1,000,878
Symrise AG	1,188	82,961
Telefonica Deutschland Holding AG	7,614	39,202
thyssenkrupp AGc	3,510	103,809
United Internet AG Registered[c,e]	1,188	72,120
Volkswagen AG	325	50,943
Vonovia SE	4,464	180,286
Zalando SEb,c,d	999	44,539

		11,998,654
HONG KONG — 1.43%
AIA Group Ltd.	115,400	909,441
ASM Pacific Technology Ltd.[c]	2,700	34,985
Bank of East Asia Ltd. (The)	10,880	46,598
BOC Hong Kong Holdings Ltd.	35,500	174,769
Cheung Kong Property Holdings Ltd.	25,336	205,182
CK Hutchison Holdings Ltd.[c]	25,836	340,394
CK Infrastructure Holdings Ltd.	6,500	60,629
CLP Holdings Ltd.	15,000	159,888
Galaxy Entertainment Group Ltd.	22,000	136,195
Hang Lung Properties Ltd.	27,000	67,274
Hang Seng Bank Ltd.	8,100	176,309
Henderson Land Development Co. Ltd.	11,565	66,931
HK Electric Investments & HK Electric Investments Ltd.[d]	27,000	25,617
HKT Trust & HKT Ltd.	34,740	45,548
Hong Kong & China Gas Co. Ltd.[c]	82,180	155,518
Hong Kong Exchanges & Clearing Ltd.[c]	10,800	308,091
Hongkong Land Holdings Ltd.	10,800	81,216
Jardine Matheson Holdings Ltd.	2,100	134,001
Jardine Strategic Holdings Ltd.	2,100	85,680
Li & Fung Ltd.[c]	54,000	19,774
Link REIT	27,000	219,522
Melco Resorts & Entertainment Ltd. ADR	2,484	50,177
MGM China Holdings Ltd.	10,800	21,268
MTR Corp. Ltd.	13,500	78,043
New World Development Co. Ltd.	59,333	80,223
NWS Holdings Ltd.[c]	29,000	55,548
PCCW Ltd.	56,000	31,549
Power Assets Holdings Ltd.[c]	13,500	133,787
Sands China Ltd.[c]	21,600	100,254

Security	Shares	Value
Sino Land Co. Ltd.	30,000	$49,551
SJM Holdings Ltd.	27,000	27,034
Sun Hung Kai Properties Ltd.	14,000	216,897
Swire Pacific Ltd. Class A	5,000	49,871
Swire Properties Ltd.	10,800	37,336
Techtronic Industries Co. Ltd.	13,893	61,815
WH Group Ltd.[d]	83,000	77,897
Wharf Holdings Ltd. (The)	12,000	102,098
Wheelock & Co. Ltd.	8,000	60,332
Wynn Macau Ltd.	10,800	23,425

		4,710,667
IRELAND — 0.17%
Bank of Ireland Group PLC[b]	7,924	65,864
CRH PLC	8,132	284,705
Irish Bank Resolution Corp. Ltd.[a,b]	6,552	—
Kerry Group PLC Class A	1,539	138,535
Paddy Power Betfair PLC	769	76,739

		565,843
ISRAEL — 0.26%
Azrieli Group Ltd.	405	22,128
Bank Hapoalim BM	10,503	72,785
Bank Leumi Le-Israel BM	14,931	71,763
Bezeq The Israeli Telecommunication Corp. Ltd.	19,440	28,860
Check Point Software Technologies Ltd.[b,c]	1,296	137,091
Elbit Systems Ltd.	216	27,316
Frutarom Industries Ltd.	351	24,867
Israel Chemicals Ltd.	4,428	21,158
Mizrahi Tefahot Bank Ltd.	1,215	21,963
Mobileye NVb	1,863	117,928
Nice Ltd.	594	44,151
Teva Pharmaceutical Industries Ltd. ADR	8,748	281,423

		871,433
ITALY — 0.96%
Assicurazioni Generali SpA	12,291	222,148
Atlantia SpA	4,401	133,300
CNH Industrial NV	9,396	108,563
Enel SpA	81,709	464,720
Eni SpA	24,273	382,621
EXOR NV	999	59,598
Ferrari NV	1,228	129,000
Fiat Chrysler Automobiles NVb	10,291	123,758
Intesa Sanpaolo SpA	122,769	421,497

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Leonardo SpA	2,212	$38,415
Luxottica Group SpA	1,622	93,456
Mediobanca SpA	5,238	54,438
Poste Italiane SpA[d]	4,887	35,838
Prysmian SpA	1,755	55,970
Recordati SpA	1,026	43,669
Saipem SpA[b,c]	6,085	24,823
Snam SpA	23,531	110,861
Telecom Italia SpA/Milano[b]	106,850	109,662
Tenaris SA	4,536	71,609
Terna Rete Elettrica Nazionale SpA	16,228	92,335
UniCredit SpA[b]	19,021	373,165
UnipolSai Assicurazioni SpA	8,721	20,122

		3,169,568
NETHERLANDS — 1.53%
ABN AMRO Group NVd	3,402	95,902
Aegon NV	17,577	98,208
AerCap Holdings NVb	1,404	68,936
Akzo Nobel NV	2,295	206,778
Altice NV Class Ab,c	3,723	91,541
Altice NV Class Bb	1,755	43,245
ArcelorMittal[b,c]	6,403	167,553
ASML Holding NV	3,564	538,481
Boskalis Westminster	839	29,898
Gemalto NV	783	39,751
Heineken Holding NV	965	94,443
Heineken NV	2,241	232,958
ING Groep NV	36,504	680,650
Koninklijke Ahold Delhaize NV	12,265	250,093
Koninklijke DSM NV	1,863	137,016
Koninklijke KPN NV	32,375	116,953
Koninklijke Philips NV	8,940	341,294
Koninklijke Vopak NV	702	33,326
NN Group NV	2,943	118,979
NXP Semiconductors NVb	3,321	366,406
Randstad Holding NV	1,134	68,160
RELX NV	8,731	183,025
Unilever NV CVA	15,498	900,817
Wolters Kluwer NV	3,024	134,109

		5,038,522
NEW ZEALAND — 0.07%
Auckland International Airport Ltd.	9,531	49,735
Contact Energy Ltd.	7,101	28,537
Fletcher Building Ltd.	5,751	34,451
Mercury NZ Ltd.	6,750	17,612

Security	Shares	Value
Meridian Energy Ltd.	12,859	$27,766
Ryman Healthcare Ltd.	3,510	23,211
Spark New Zealand Ltd.	16,956	47,673

		228,985
NORWAY — 0.27%
DNB ASA	9,450	184,900
Gjensidige Forsikring ASA	1,971	33,975
Marine Harvest ASA	3,679	68,212
Norsk Hydro ASA	12,872	82,676
Orkla ASA	7,183	73,635
Schibsted ASA[c]	756	19,203
Schibsted ASA Class B	756	17,605
Statoil ASA	11,178	208,525
Telenor ASA	7,101	141,366
Yara International ASA	1,836	72,800

		902,897
PORTUGAL — 0.05%
EDP – Energias de Portugal SA	22,950	81,174
Galp Energia SGPS SA	2,135	34,082
Jeronimo Martins SGPS SA	3,105	60,861

		176,117
SINGAPORE — 0.54%
Ascendas REIT	24,637	49,013
CapitaLand Commercial Trust	21,800	27,627
CapitaLand Ltd.[c]	24,300	66,068
CapitaLand Mall Trust	29,900	44,282
City Developments Ltd.	2,900	24,060
ComfortDelGro Corp. Ltd.[c]	18,900	32,168
DBS Group Holdings Ltd.	16,900	269,215
Genting Singapore PLC	54,800	47,039
Global Logistic Properties Ltd.[c]	27,000	65,849
Golden Agri-Resources Ltd.	72,900	21,217
Hutchison Port Holdings Trust[c]	54,000	25,650
Jardine Cycle & Carriage Ltd.	910	27,061
Keppel Corp. Ltd.	13,700	64,705
Oversea-Chinese Banking Corp. Ltd.[c]	29,825	249,640
SATS Ltd.	8,100	28,826
SembCorp Industries Ltd.	10,800	25,703
Singapore Airlines Ltd.	5,800	44,402
Singapore Exchange Ltd.	6,300	35,139
Singapore Press Holdings Ltd.[c]	7,800	16,724
Singapore Technologies Engineering Ltd.	13,700	38,056
Singapore Telecommunications Ltd.[c]	78,100	228,453

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
StarHub Ltd.[c]	3,400	$6,839
Suntec REIT	24,300	34,019
United Overseas Bank Ltd.	12,000	212,113
UOL Group Ltd.[c]	5,600	32,555
Wilmar International Ltd.	16,200	39,867
Yangzijiang Shipbuilding Holdings Ltd.	16,200	16,890

		1,773,180
SPAIN — 1.43%
Abertis Infraestructuras SA	8,696	171,116
ACS Actividades de Construccion y Servicios SA	2,363	90,335
Aena SAd	729	142,031
Amadeus IT Group SA	4,455	273,442
Banco Bilbao Vizcaya Argentaria SA	65,151	587,697
Banco de Sabadell SA	51,955	115,956
Banco Santander SA	153,533	1,045,184
Bankia SA	9,949	50,227
Bankinter SA	9,018	87,588
CaixaBank SA	34,871	181,555
Distribuidora Internacional de Alimentacion SAc	5,805	39,032
Enagas SA	1,167	32,863
Endesa SA	2,943	69,431
Ferrovial SA	5,354	115,169
Gas Natural SDG SA	3,348	78,117
Grifols SA	2,944	82,453
Iberdrola SA	30,410	238,927
Industria de Diseno Textil SA	10,927	432,738
International Consolidated Airlines Group SA	6,537	49,796
Mapfre SA	10,611	39,420
Red Electrica Corp. SA	2,221	47,448
Repsol SA	11,934	199,234
Siemens Gamesa Renewable Energy SA	2,295	37,475
Telefonica SA	44,962	506,778

		4,714,012
SWEDEN — 1.17%
Alfa Laval AB	2,595	57,873
Assa Abloy AB Class B	9,774	209,036
Atlas Copco AB Class A	6,507	235,374
Atlas Copco AB Class B	3,753	121,372
Boliden AB	2,808	88,034
Electrolux AB Class B	2,403	82,050

Security	Shares	Value
Essity AB Class Bb	6,105	$176,681
Getinge AB Class B	2,133	36,969
Hennes & Mauritz AB Class B	9,315	242,403
Hexagon AB Class B	2,333	115,077
Husqvarna AB Class B	4,783	48,575
ICA Gruppen ABc	756	30,244
Industrivarden AB Class C	1,404	34,019
Investor AB Class B	4,320	204,543
Kinnevik AB Class B	2,349	72,017
L E Lundbergforetagen AB Class B	378	29,697
Lundin Petroleum ABb	1,674	38,016
Millicom International Cellular SA SDR	648	40,535
Nordea Bank AB	29,322	369,377
Sandvik AB	10,449	164,439
Securitas AB Class B	2,295	38,160
Skandinaviska Enskilda Banken AB Class A	14,580	184,389
Skanska AB Class B	3,537	80,281
SKF AB Class B	3,835	76,140
Svenska Handelsbanken AB Class A	14,337	213,042
Swedbank AB Class A	8,694	226,565
Swedish Match AB	1,863	65,408
Tele2 AB Class B	3,217	38,219
Telefonaktiebolaget LM Ericsson Class B	28,998	188,025
Telia Co. AB	25,326	118,818
Volvo AB Class B	14,121	239,509

		3,864,887
SWITZERLAND — 3.42%
ABB Ltd. Registered	19,145	450,424
Adecco Group AG Registered	1,556	119,016
Baloise Holding AG Registered	514	82,786
Barry Callebaut AG Registered	27	38,589
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	10	57,056
Chocoladefabriken Lindt & Spruengli AG Registered	1	68,311
Cie. Financiere Richemont SA Class A Registered	4,995	425,288
Credit Suisse Group AG Registered	22,800	351,624
Dufry AG Registered[b]	378	60,372
EMS-Chemie Holding AG Registered	81	56,499

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Geberit AG Registered	355	$171,162
Givaudan SA Registered	85	169,586
Julius Baer Group Ltd.	2,146	121,663
Kuehne + Nagel International AG Registered	548	95,645
LafargeHolcim Ltd. Registered	4,413	264,592
Lonza Group AG Registered	713	169,964
Nestle SA Registered	29,687	2,513,788
Novartis AG Registered	21,358	1,824,013
Pargesa Holding SA Bearer	352	28,164
Partners Group Holding AG	162	105,442
Roche Holding AG	6,724	1,706,698
Schindler Holding AG Participation Certificates	459	99,236
Schindler Holding AG Registered	162	34,151
SGS SA Registered	54	119,658
Sika AG Bearer	21	145,064
Sonova Holding AG Registered	540	87,813
Straumann Holding AG Registered	108	61,172
Swatch Group AG (The) Bearer	324	128,915
Swatch Group AG (The) Registered	434	33,511
Swiss Life Holding AG Registered	324	118,539
Swiss Prime Site AG Registered	684	61,853
Swiss Re AG	3,102	299,799
Swisscom AG Registered	245	120,031
UBS Group AG	34,412	599,896
Vifor Pharma AGc	459	49,142
Zurich Insurance Group AG	1,458	445,477

		11,284,939
UNITED KINGDOM — 7.31%
3i Group PLC	9,508	117,326
Aberdeen Asset Management PLC	9,261	40,217
Admiral Group PLC	1,972	53,764
Anglo American PLC[b]	13,311	219,796
Antofagasta PLC	3,375	42,092
Ashtead Group PLC	4,860	104,373
Associated British Foods PLC	3,410	133,249
AstraZeneca PLC	12,191	734,330
Auto Trader Group PLC[d]	10,098	50,948
Aviva PLC	38,207	271,495
Babcock International Group PLC	2,513	27,978
BAE Systems PLC	30,996	245,794
Barclays PLC	165,625	443,254
Barratt Developments PLC	9,315	75,586
Berkeley Group Holdings PLC	1,258	57,981

Security	Shares	Value
BHP Billiton PLC	20,331	$369,350
BP PLC	188,731	1,109,211
British American Tobacco PLC	17,713	1,100,693
British American Tobacco PLC ADR	4,333	270,911
British Land Co. PLC (The)	8,127	65,410
BT Group PLC	78,597	324,844
Bunzl PLC	2,808	84,700
Burberry Group PLC	4,374	98,664
Capita PLC	6,264	54,380
Carnival PLC	1,842	124,334
Centrica PLC	53,381	139,694
Cobham PLC	24,111	42,181
Coca-Cola European Partners PLC	2,079	90,043
Coca-Cola HBC AG	1,823	55,085
Compass Group PLC	15,260	325,308
ConvaTec Group PLC[b,d]	10,125	41,473
Croda International PLC	1,361	66,406
DCC PLC	838	73,633
Diageo PLC	24,275	783,592
Direct Line Insurance Group PLC	12,989	64,147
Dixons Carphone PLC	9,423	33,417
easyJet PLC	1,701	27,717
Experian PLC	9,396	186,675
Fresnillo PLC	2,116	42,849
G4S PLC	16,578	71,861
GKN PLC	15,228	64,544
GlaxoSmithKline PLC	47,387	946,148
Glencore PLC	118,530	522,156
Hammerson PLC	6,701	50,753
Hargreaves Lansdown PLC	2,740	49,849
Hikma Pharmaceuticals PLC[c]	1,405	26,154
HSBC Holdings PLC	189,919	1,895,374
IMI PLC	2,436	38,634
Imperial Brands PLC	9,180	377,597
Inmarsat PLC	4,185	42,787
InterContinental Hotels Group PLC	1,864	105,447
Intertek Group PLC	1,593	90,327
Intu Properties PLC[c]	8,776	29,538
Investec PLC	5,508	41,826
ITV PLC	35,586	81,163
J Sainsbury PLC	15,066	48,623
Johnson Matthey PLC	1,893	70,127
Kingfisher PLC	20,723	80,431
Land Securities Group PLC	7,830	105,395
Legal & General Group PLC	58,320	206,363

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Lloyds Banking Group PLC	679,242	$587,255
London Stock Exchange Group PLC	2,997	148,087
Marks & Spencer Group PLC	16,389	69,616
Mediclinic International PLC[c]	3,819	37,257
Meggitt PLC	7,695	51,028
Merlin Entertainments PLC[d]	7,182	44,435
Mondi PLC	3,438	90,423
National Grid PLC	33,244	410,573
Next PLC	1,431	74,519
Old Mutual PLC	46,665	120,888
Pearson PLC	7,857	68,106
Persimmon PLC	2,943	97,153
Petrofac Ltd.	2,673	15,752
Provident Financial PLC	1,458	39,635
Prudential PLC	24,597	599,259
Randgold Resources Ltd.	899	83,675
Reckitt Benckiser Group PLC	6,291	611,166
RELX PLC	10,612	231,120
Rio Tinto PLC	11,746	545,084
Rolls-Royce Holdings PLC	15,269	178,753
Royal Bank of Scotland Group PLC[b]	32,672	107,080
Royal Dutch Shell PLC Class A ADR	42,043	1,182,266
Royal Dutch Shell PLC Class B	36,080	1,023,622
Royal Mail PLC	7,965	42,328
RSA Insurance Group PLC	9,478	81,532
Sage Group PLC (The)	10,343	91,905
Schroders PLC	1,134	51,503
Segro PLC	9,354	64,989
Severn Trent PLC	2,214	65,382
Shire PLC	8,703	488,890
Sky PLC	9,693	123,315
Smith & Nephew PLC	7,749	134,850
Smiths Group PLC	3,807	77,041
SSE PLC	9,424	171,329
St. James’s Place PLC	5,007	80,334
Standard Chartered PLC[b]	31,521	351,852
Standard Life PLC	18,360	105,630
Tate & Lyle PLC	4,617	40,903
Taylor Wimpey PLC	29,295	73,535
Tesco PLC[b]	79,353	182,239
Travis Perkins PLC	2,511	50,252
TUI AG	5,025	78,900
Unilever PLC	12,312	701,445
United Utilities Group PLC	6,375	75,430
Vodafone Group PLC	254,785	745,689

Security	Shares	Value
Weir Group PLC (The)	2,084	$50,388
Whitbread PLC	1,755	89,031
Wm Morrison Supermarkets PLC	21,519	68,200
Wolseley PLC	2,406	143,594
Worldpay Group PLC[d]	17,039	83,114
WPP PLC	12,609	256,993

		24,125,342
UNITED STATES — 64.44%
3M Co.	5,671	1,140,835
Abbott Laboratories	16,294	801,339
AbbVie Inc.	15,363	1,074,027
Accenture PLC Class A	5,995	772,276
Activision Blizzard Inc.	6,753	417,200
Acuity Brands Inc.[c]	405	82,073
Adobe Systems Inc.[b]	4,779	700,076
Advance Auto Parts Inc.	702	78,631
Advanced Micro Devices Inc.[b,c]	8,289	112,813
AES Corp./VA	6,912	77,276
Aetna Inc.	3,375	520,796
Affiliated Managers Group Inc.	513	95,331
Aflac Inc.	3,915	312,221
AGCO Corp.	731	52,734
Agilent Technologies Inc.	3,159	188,877
AGNC Investment Corp.	3,217	68,136
Air Products & Chemicals Inc.	2,027	288,138
Akamai Technologies Inc.[b]	1,647	77,640
Albemarle Corp.	1,107	128,191
Alexandria Real Estate Equities Inc.	864	104,760
Alexion Pharmaceuticals Inc.[b]	2,133	292,946
Align Technology Inc.[b]	729	121,911
Alkermes PLC[b]	1,404	76,392
Alleghany Corp.[b]	54	33,120
Allegion PLC	864	70,191
Allergan PLC	3,160	797,363
Alliance Data Systems Corp.	486	117,335
Alliant Energy Corp.	2,106	85,356
Allstate Corp. (The)	3,564	324,324
Ally Financial Inc.	4,593	103,986
Alphabet Inc. Class Ab	2,844	2,689,002
Alphabet Inc. Class Cb	3,024	2,813,832
Altria Group Inc.	18,469	1,199,931
Amazon.com Inc.[b]	3,882	3,834,562
AMERCO	54	20,982
Ameren Corp.	2,376	133,294
American Airlines Group Inc.	1,242	62,646

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
American Electric Power Co. Inc.	4,868	$343,389
American Express Co.	7,333	624,992
American Financial Group Inc./OH	702	71,183
American International Group Inc.	9,423	616,735
American Tower Corp.	4,131	563,179
American Water Works Co. Inc.	1,674	135,761
Ameriprise Financial Inc.	1,512	219,059
AmerisourceBergen Corp.	1,566	146,922
AMETEK Inc.	2,322	142,989
Amgen Inc.	7,075	1,234,658
Amphenol Corp. Class A	2,947	225,799
Anadarko Petroleum Corp.	5,266	240,498
Analog Devices Inc.	3,537	279,458
Andeavor	1,431	142,427
Annaly Capital Management Inc.	9,126	109,786
ANSYS Inc.[b]	864	111,931
Antero Resources Corp.[b]	2,079	42,869
Anthem Inc.	2,484	462,546
AO Smith Corp.	1,404	75,184
Aon PLC	2,538	350,675
Apache Corp.	3,618	179,019
Apple Inc.	50,218	7,468,923
Applied Materials Inc.	10,315	457,058
Aramark	2,358	93,990
Arch Capital Group Ltd.[b]	1,269	123,423
Archer-Daniels-Midland Co.	5,481	231,189
Arconic Inc.	3,778	93,657
Arista Networks Inc.[b,c]	459	68,524
Arrow Electronics Inc.[b]	891	72,429
Arthur J Gallagher & Co.	1,647	96,827
Assurant Inc.	549	57,793
AT&T Inc.	58,682	2,288,598
Athene Holding Ltd. Class Ab	1,107	55,937
Atmos Energy Corp.	1,080	93,701
Autodesk Inc.[b]	1,971	218,367
Autoliv Inc.[c]	845	91,590
Automatic Data Processing Inc.	4,185	497,638
AutoNation Inc.[b,c]	702	29,751
AutoZone Inc.[b]	272	146,831
AvalonBay Communities Inc.	1,297	249,478
Avery Dennison Corp.	837	77,782
Avnet Inc.	1,188	45,595
Axalta Coating Systems Ltd.[b]	1,809	56,984
Axis Capital Holdings Ltd.	918	59,284
Baker Hughes a GE Co.	3,996	147,412

Security	Shares	Value
Ball Corp.	3,332	$139,611
Bank of America Corp.	96,174	2,319,717
Bank of New York Mellon Corp. (The)	10,017	531,202
Baxter International Inc.	4,564	276,031
BB&T Corp.	7,938	375,626
Becton Dickinson and Co.	2,133	429,586
Bed Bath & Beyond Inc.	1,408	42,099
Berkshire Hathaway Inc. Class Bb	11,907	2,083,368
Best Buy Co. Inc.	2,700	157,518
Biogen Inc.[b]	2,080	602,347
BioMarin Pharmaceutical Inc.[b]	1,674	146,860
BlackRock Inc.[f]	1,161	495,201
Boeing Co. (The)	5,589	1,355,109
BorgWarner Inc.	1,971	92,125
Boston Properties Inc.	1,512	182,816
Boston Scientific Corp.[b]	12,960	344,995
Bristol-Myers Squibb Co.	15,877	903,401
Brixmor Property Group Inc.	2,217	43,431
Broadcom Ltd.	3,864	953,094
Broadridge Financial Solutions Inc.	1,215	92,170
Brown-Forman Corp. Class B	2,052	101,369
Bunge Ltd.	1,350	105,827
CA Inc.	2,646	82,132
Cabot Oil & Gas Corp.	4,428	110,124
Cadence Design Systems Inc.[b]	2,727	100,626
Camden Property Trust	864	77,501
Campbell Soup Co.	1,755	92,717
Capital One Financial Corp.	4,671	402,547
Cardinal Health Inc.	3,024	233,634
CarMax Inc.[b]	1,863	123,424
Carnival Corp.	3,334	222,645
Caterpillar Inc.	5,614	639,715
CBOE Holdings Inc.	945	89,331
CBRE Group Inc. Class Ab	2,905	110,361
CBS Corp. Class B NVS	3,619	238,239
CDK Global Inc.	1,324	87,093
CDW Corp./DE	1,485	94,194
Celanese Corp. Series A	1,349	129,733
Celgene Corp.[b]	7,446	1,008,263
Centene Corp.[b]	1,655	131,440
CenterPoint Energy Inc.	4,023	113,408
CenturyLink Inc.	5,103	118,747
Cerner Corp.[b]	2,916	187,703
CF Industries Holdings Inc.	2,214	64,981

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
CH Robinson Worldwide Inc.	1,377	$90,331
Charles Schwab Corp. (The)	11,394	488,803
Charter Communications Inc. Class Ab	2,033	796,753
Cheniere Energy Inc.[b]	2,052	92,750
Chevron Corp.	18,146	1,981,362
Chipotle Mexican Grill Inc.[b,c]	243	83,536
Chubb Ltd.	4,514	661,120
Church & Dwight Co. Inc.	2,380	126,973
Cigna Corp.	2,457	426,437
Cimarex Energy Co.	892	88,335
Cincinnati Financial Corp.	1,512	115,154
Cintas Corp.	783	105,588
Cisco Systems Inc.	47,520	1,494,504
CIT Group Inc.	1,539	73,333
Citigroup Inc.	26,555	1,817,690
Citizens Financial Group Inc.	4,941	173,330
Citrix Systems Inc.[b]	1,539	121,550
Clorox Co. (The)	1,269	169,399
CME Group Inc.	3,250	398,515
CMS Energy Corp.	2,727	126,096
Coach Inc.	2,781	131,096
Coca-Cola Co. (The)	39,040	1,789,594
Cognizant Technology Solutions Corp. Class A	5,832	404,274
Colgate-Palmolive Co.	8,073	582,871
Colony NorthStar Inc. Class A	5,030	73,639
Comcast Corp. Class A	45,200	1,828,340
Comerica Inc.	1,728	124,952
CommScope Holding Co. Inc.[b]	1,863	68,521
Conagra Brands Inc.	4,050	138,672
Concho Resources Inc.[b]	1,441	187,705
ConocoPhillips	11,961	542,671
Consolidated Edison Inc.	3,109	257,612
Constellation Brands Inc. Class A	1,674	323,668
Continental Resources Inc./OKb,c	918	30,689
Cooper Companies Inc. (The)	459	111,936
Core Laboratories NV	378	38,000
Corning Inc.	8,991	261,998
CoStar Group Inc.[b]	324	89,278
Costco Wholesale Corp.	4,214	667,961
Coty Inc. Class A	4,572	93,635
CR Bard Inc.	702	225,061
Crown Castle International Corp.	3,672	369,330
Crown Holdings Inc.[b]	1,377	81,890

Security	Shares	Value
CSX Corp.	8,948	$441,494
Cummins Inc.	1,539	258,398
CVS Health Corp.	9,818	784,753
Danaher Corp.	6,021	490,651
Darden Restaurants Inc.	1,215	101,914
DaVita Inc.[b]	1,512	97,947
Deere & Co.	2,592	332,502
Dell Technologies Inc. Class Vb	2,055	132,075
Delphi Automotive PLC	2,646	239,251
Delta Air Lines Inc.	1,539	75,965
DENTSPLY SIRONA Inc.	2,025	125,611
Devon Energy Corp.	4,779	159,189
DexCom Inc.[b,c]	864	57,551
Diamondback Energy Inc.[b]	891	85,429
Dick’s Sporting Goods Inc.	918	34,278
Digital Realty Trust Inc.	1,470	169,550
Discover Financial Services	3,780	230,353
Discovery Communications Inc. Class Ab,c	1,404	34,538
Discovery Communications Inc. Class C NVS[b]	2,133	49,336
DISH Network Corp. Class Ab	2,161	138,369
Dollar General Corp.	2,700	202,932
Dollar Tree Inc.[b]	2,241	161,531
Dominion Energy Inc.	6,130	473,113
Domino’s Pizza Inc.	459	85,604
Dover Corp.	1,539	129,276
Dow Chemical Co. (The)	11,691	751,030
DR Horton Inc.	3,213	114,672
Dr Pepper Snapple Group Inc.	1,728	157,524
DTE Energy Co.	1,717	183,822
Duke Energy Corp.	6,966	592,946
Duke Realty Corp.	3,159	90,316
DXC Technology Co.	2,782	218,053
E*TRADE Financial Corp.[b]	2,322	95,202
East West Bancorp. Inc.	1,269	72,308
Eastman Chemical Co.	1,431	119,002
Eaton Corp. PLC	4,402	344,457
Eaton Vance Corp. NVS	1,026	50,366
eBay Inc.[b]	9,884	353,155
Ecolab Inc.	2,430	319,958
Edison International	3,213	252,799
Edwards Lifesciences Corp.[b]	2,025	233,240
EI du Pont de Nemours & Co.	8,398	690,400
Electronic Arts Inc.[b]	2,943	343,566

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Eli Lilly & Co.	9,396	$776,673
Emerson Electric Co.	6,210	370,178
Entergy Corp.	1,755	134,644
Envision Healthcare Corp.[b]	1,172	66,136
EOG Resources Inc.	5,589	531,737
EQT Corp.[c]	1,674	106,634
Equifax Inc.	1,134	164,929
Equinix Inc.	729	328,582
Equity Residential	3,468	236,032
Essex Property Trust Inc.	625	163,563
Estee Lauder Companies Inc. (The) Class A	2,162	214,016
Everest Re Group Ltd.	387	101,545
Eversource Energy	3,107	188,875
Exelon Corp.	9,047	346,862
Expedia Inc.	1,191	186,356
Expeditors International of Washington Inc.	1,647	96,975
Express Scripts Holding Co.[b]	5,832	365,316
Extra Space Storage Inc.	1,242	98,739
Exxon Mobil Corp.	39,689	3,176,708
F5 Networks Inc.[b]	675	81,506
Facebook Inc. Class Ab	22,464	3,802,032
Fastenal Co.	2,769	118,956
Federal Realty Investment Trust	675	89,525
FedEx Corp.	2,376	494,279
Fidelity National Information Services Inc.	3,105	283,238
Fifth Third Bancorp.	7,506	200,410
First Data Corp. Class Ab	3,672	68,520
First Republic Bank/CA	1,377	138,154
FirstEnergy Corp.	4,104	130,959
Fiserv Inc.[b]	1,975	253,788
FleetCor Technologies Inc.[b]	891	135,485
Flex Ltd.[b]	5,751	91,959
FLIR Systems Inc.	1,377	51,390
Flowserve Corp.	1,323	54,415
Fluor Corp.	1,296	56,285
FMC Corp.	1,300	99,294
FNF Group	2,485	121,417
Foot Locker Inc.	1,323	62,432
Ford Motor Co.	35,775	401,396
Fortinet Inc.[b]	1,296	47,835
Fortive Corp.	2,929	189,623
Fortune Brands Home & Security Inc.	1,490	97,848

Security	Shares	Value
Franklin Resources Inc.	3,294	$147,505
Freeport-McMoRan Inc.[b]	13,312	194,621
Gap Inc. (The)	2,268	54,046
Garmin Ltd.	1,161	58,271
Gartner Inc.[b]	812	104,196
General Dynamics Corp.	2,484	487,684
General Electric Co.	83,593	2,140,817
General Mills Inc.	5,483	305,184
General Motors Co.	12,609	453,672
Genuine Parts Co.	1,378	117,034
GGP Inc.	5,805	131,251
Gilead Sciences Inc.	12,366	940,929
Global Payments Inc.	1,512	142,687
Goldman Sachs Group Inc. (The)	3,483	784,824
Goodyear Tire & Rubber Co. (The)	2,567	80,886
H&R Block Inc.	2,106	64,233
Halliburton Co.	8,208	348,348
Hanesbrands Inc.	3,861	88,494
Harley-Davidson Inc.	1,676	81,571
Harris Corp.	1,189	136,105
Hartford Financial Services Group Inc. (The)	3,672	201,960
Hasbro Inc.	1,107	117,209
HCA Healthcare Inc.[b]	2,862	229,933
HCP Inc.	4,617	146,128
HD Supply Holdings Inc.[b]	1,836	59,652
Helmerich & Payne Inc.	1,119	56,644
Henry Schein Inc.[b]	702	127,911
Hershey Co. (The)	1,350	142,169
Hess Corp.	2,808	125,068
Hewlett Packard Enterprise Co.	15,939	279,092
Hilton Worldwide Holdings Inc.[c]	1,900	118,807
HollyFrontier Corp.	1,647	47,499
Hologic Inc.[b]	2,404	106,281
Home Depot Inc. (The)	11,702	1,750,619
Honeywell International Inc.	6,939	944,537
Hormel Foods Corp.	2,889	98,717
Host Hotels & Resorts Inc.	7,074	132,001
HP Inc.	16,344	312,170
Humana Inc.	1,431	330,847
Huntington Bancshares Inc./OH	10,638	140,954
Huntington Ingalls Industries Inc.	432	89,040
IDEX Corp.	675	78,665
IDEXX Laboratories Inc.[b]	837	139,327
IHS Markit Ltd.[b]	3,672	171,299

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Illinois Tool Works Inc.	2,985	$420,019
Illumina Inc.[b]	1,431	248,779
Incyte Corp.[b]	1,621	216,063
Ingersoll-Rand PLC	2,377	208,891
Ingredion Inc.	648	79,911
Intel Corp.	45,117	1,600,300
Intercontinental Exchange Inc.	5,508	367,439
International Business Machines Corp.	8,587	1,242,281
International Flavors & Fragrances Inc.	756	100,684
International Paper Co.	3,753	206,340
Interpublic Group of Companies Inc. (The)	4,131	89,271
Intuit Inc.	2,349	322,306
Intuitive Surgical Inc.[b]	378	354,662
Invesco Ltd.	3,807	132,369
Iron Mountain Inc.	2,351	85,647
Jack Henry & Associates Inc.	648	69,543
Jacobs Engineering Group Inc.	1,188	62,631
Jazz Pharmaceuticals PLC[b]	594	91,244
JB Hunt Transport Services Inc.	891	80,823
JM Smucker Co. (The)	1,134	138,235
Johnson & Johnson	25,921	3,440,235
Johnson Controls International PLC	9,046	352,342
Jones Lang LaSalle Inc.	459	58,394
JPMorgan Chase & Co.	34,263	3,145,343
Juniper Networks Inc.	3,915	109,424
Kansas City Southern	1,053	108,659
Kellogg Co.	2,538	172,584
KeyCorp	9,731	175,547
Kimberly-Clark Corp.	3,405	419,360
Kimco Realty Corp.	3,942	79,550
Kinder Morgan Inc./DE	19,360	395,525
KLA-Tencor Corp.	1,404	130,053
Kohl’s Corp.	1,782	73,686
Kraft Heinz Co. (The)	5,825	509,455
Kroger Co. (The)	9,018	221,121
L Brands Inc.	2,403	111,475
L3 Technologies Inc.	756	132,277
Laboratory Corp. of America Holdings[b]	1,007	160,022
Lam Research Corp.	1,566	249,714
Las Vegas Sands Corp.	3,780	232,886
Lear Corp.	652	96,620

Security	Shares	Value
Leggett & Platt Inc.	1,215	$58,539
Leidos Holdings Inc.	1,368	73,106
Lennar Corp. Class A	1,890	99,112
Lennox International Inc.	351	60,021
Leucadia National Corp.	2,970	77,309
Level 3 Communications Inc.[b]	2,979	174,808
Liberty Broadband Corp. Class Cb	946	93,824
Liberty Global PLC Series Ab	2,135	72,291
Liberty Global PLC Series C NVS[b]	6,130	200,880
Liberty Interactive Corp. QVC Group Series Ab	4,293	102,774
Liberty Media Corp.-Liberty SiriusXM Class Ab	655	30,215
Liberty Media Corp.-Liberty SiriusXM Class Cb	1,596	73,416
Liberty Property Trust	1,404	58,996
Lincoln National Corp.	2,133	155,837
LKQ Corp.[b]	2,943	101,710
Lockheed Martin Corp.	2,549	744,639
Loews Corp.	2,754	134,065
Lowe’s Companies Inc.	8,208	635,299
lululemon athletica Inc.[b]	1,026	63,243
LyondellBasell Industries NV Class A	3,348	301,621
M&T Bank Corp.	1,328	216,663
Macerich Co. (The)	1,055	60,546
Macquarie Infrastructure Corp.	729	55,266
Macy’s Inc.	2,970	70,538
Mallinckrodt PLC[b]	1,053	48,227
ManpowerGroup Inc.	621	66,540
Marathon Oil Corp.	8,559	104,677
Marathon Petroleum Corp.	5,022	281,182
Markel Corp.[b]	135	144,654
Marriott International Inc./MD Class A	3,105	323,510
Marsh & McLennan Companies Inc.	5,022	391,565
Martin Marietta Materials Inc.	594	134,499
Marvell Technology Group Ltd.	4,050	63,018
Masco Corp.	3,243	123,656
MasterCard Inc. Class A	9,019	1,152,628
Mattel Inc.	3,321	66,486
Maxim Integrated Products Inc.	2,781	126,369
McCormick & Co. Inc./MD NVS	1,107	105,497
McDonald’s Corp.	7,886	1,223,434
McKesson Corp.	2,052	332,157

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
MEDNAX Inc.[b]	918	$43,128
Medtronic PLC	13,231	1,111,007
MercadoLibre Inc.[c]	405	116,810
Merck & Co. Inc.	26,272	1,678,255
MetLife Inc.	8,724	479,820
Mettler-Toledo International Inc.[b]	243	139,258
MGM Resorts International	4,266	140,479
Michael Kors Holdings Ltd.[b]	1,620	59,033
Microchip Technology Inc.	2,079	166,403
Micron Technology Inc.[b]	10,242	288,005
Microsoft Corp.	70,125	5,098,088
Mid-America Apartment Communities Inc.	1,107	114,608
Middleby Corp. (The)[b]	513	67,039
Mohawk Industries Inc.[b]	621	154,623
Molson Coors Brewing Co. Class B	1,863	165,770
Mondelez International Inc. Class A	14,405	634,108
Monsanto Co.	4,104	479,429
Monster Beverage Corp.[b]	3,807	200,819
Moody’s Corp.	1,594	209,818
Morgan Stanley	13,500	633,150
Mosaic Co. (The)	3,132	75,606
Motorola Solutions Inc.	1,512	137,108
MSCI Inc.	891	97,074
Murphy Oil Corp.	1,566	41,624
Mylan NVb	4,469	174,246
Nasdaq Inc.	1,161	86,344
National Oilwell Varco Inc.	3,591	117,462
National Retail Properties Inc.	1,485	59,370
Navient Corp.	2,889	42,613
NetApp Inc.	2,754	119,579
Netflix Inc.[b]	4,051	735,905
New York Community Bancorp. Inc.	4,941	64,875
Newell Brands Inc.	4,735	249,629
Newfield Exploration Co.[b]	2,106	60,505
Newmont Mining Corp.	5,130	190,682
News Corp. Class A	3,702	52,976
NextEra Energy Inc.	4,536	662,664
Nielsen Holdings PLC	3,510	150,965
NIKE Inc. Class B	12,684	748,990
NiSource Inc.	3,186	83,027
Noble Energy Inc.	4,698	135,819
Nordstrom Inc.	1,162	56,438
Norfolk Southern Corp.	2,781	313,085
Northern Trust Corp.	2,079	181,933

Security	Shares	Value
Northrop Grumman Corp.	1,539	$404,957
Norwegian Cruise Line Holdings Ltd.[b]	1,620	89,213
Nuance Communications Inc.[b]	2,430	42,039
Nucor Corp.	3,048	175,778
NVIDIA Corp.	5,104	829,451
NVR Inc.[b]	34	88,755
O’Reilly Automotive Inc.[b]	864	176,515
Occidental Petroleum Corp.	7,155	443,109
OGE Energy Corp.	1,890	67,775
Omnicom Group Inc.	2,245	176,771
ONEOK Inc.	3,621	204,840
Oracle Corp.	29,700	1,482,921
PACCAR Inc.	3,321	227,322
Packaging Corp. of America	918	100,503
Palo Alto Networks Inc.[b]	864	113,858
Parker-Hannifin Corp.	1,269	210,629
Parsley Energy Inc. Class Ab	2,052	60,083
Patterson Companies Inc.	837	34,920
Paychex Inc.	3,186	184,310
PayPal Holdings Inc.[b]	10,992	643,582
Pentair PLC	1,622	102,300
People’s United Financial Inc.	2,754	48,030
PepsiCo Inc.	13,565	1,581,815
Perrigo Co. PLC	1,242	93,051
Pfizer Inc.	56,998	1,890,054
PG&E Corp.	4,968	336,284
Philip Morris International Inc.	14,850	1,733,144
Phillips 66	4,213	352,839
Pinnacle West Capital Corp.	1,026	88,985
Pioneer Natural Resources Co.	1,625	265,038
Plains GP Holdings LP Class A	1,331	36,390
PNC Financial Services Group Inc. (The)[f]	4,465	575,092
Polaris Industries Inc.	594	53,258
PPG Industries Inc.	2,376	250,074
PPL Corp.	6,858	262,867
Praxair Inc.	2,674	348,048
Priceline Group Inc. (The)[b]	486	985,851
Principal Financial Group Inc.	2,752	183,696
Procter & Gamble Co. (The)	24,469	2,222,275
Progressive Corp. (The)	5,724	269,772
Prologis Inc.	5,157	313,597
Prudential Financial Inc.	4,023	455,524
Public Service Enterprise Group Inc.	5,103	229,482

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Public Storage	1,512	$310,822
PulteGroup Inc.	3,024	73,846
PVH Corp.	783	93,404
Qorvo Inc.[b]	1,215	83,300
QUALCOMM Inc.	14,000	744,660
Quest Diagnostics Inc.	1,323	143,294
Quintiles IMS Holdings Inc.[b]	1,412	127,857
Ralph Lauren Corp.	567	42,894
Range Resources Corp.	2,377	50,178
Raymond James Financial Inc.	1,324	110,144
Raytheon Co.	2,835	486,968
Realty Income Corp.	2,457	140,196
Red Hat Inc.[b]	1,728	170,847
Regency Centers Corp.	1,539	101,913
Regeneron Pharmaceuticals Inc.[b]	756	371,665
Regions Financial Corp.	12,312	179,755
Reinsurance Group of America Inc.	540	75,708
RenaissanceRe Holdings Ltd.	213	31,292
Republic Services Inc.	2,376	152,587
ResMed Inc.	1,404	108,276
Robert Half International Inc.	1,269	57,422
Rockwell Automation Inc.	1,242	204,967
Rockwell Collins Inc.	1,545	164,589
Rollins Inc.	810	35,162
Roper Technologies Inc.	972	225,951
Ross Stores Inc.	3,808	210,659
Royal Caribbean Cruises Ltd.	1,645	186,000
S&P Global Inc.	2,511	385,665
Sabre Corp.	1,917	42,423
salesforce.com Inc.[b,c]	6,347	576,308
SBA Communications Corp.[b]	1,188	163,409
SCANA Corp.	1,215	78,210
Schlumberger Ltd.	13,155	902,433
Scripps Networks Interactive Inc. Class A	891	77,882
Seagate Technology PLC	2,808	92,552
Sealed Air Corp.	1,863	81,059
Seattle Genetics Inc.[b]	1,107	55,904
SEI Investments Co.	1,080	61,031
Sempra Energy	2,268	256,307
Sensata Technologies Holding NVb,c	1,593	71,876
ServiceNow Inc.[b]	1,566	172,965
Sherwin-Williams Co. (The)	811	273,526
Signature Bank/New York NYb	486	67,350
Signet Jewelers Ltd.	513	31,375

Security	Shares	Value
Simon Property Group Inc.	3,105	$492,143
Sirius XM Holdings Inc.[c]	14,121	82,749
Skyworks Solutions Inc.	1,770	185,620
SL Green Realty Corp.	999	103,167
Snap-on Inc.	567	87,431
Southern Co. (The)	9,936	476,232
Southwest Airlines Co.	1,512	83,931
Spectrum Brands Holdings Inc.	216	24,935
Splunk Inc.[b,c]	1,244	74,652
Sprint Corp.[b]	7,992	63,776
SS&C Technologies Holdings Inc.	1,512	58,605
Stanley Black & Decker Inc.	1,431	201,327
Staples Inc.	6,102	61,935
Starbucks Corp.	14,067	759,337
State Street Corp.	3,656	340,849
Steel Dynamics Inc.	2,295	81,266
Stericycle Inc.[b]	783	60,354
Stryker Corp.	3,212	472,485
SunTrust Banks Inc.	4,779	273,789
SVB Financial Group[b]	486	86,722
Symantec Corp.	5,994	185,754
Synchrony Financial	7,966	241,529
Synopsys Inc.[b]	1,440	110,261
Sysco Corp.	4,914	258,575
T Rowe Price Group Inc.	2,403	198,776
T-Mobile U.S. Inc.[b]	2,754	169,812
Targa Resources Corp.	2,052	95,233
Target Corp.	5,211	295,307
TD Ameritrade Holding Corp.	2,592	118,532
TE Connectivity Ltd.	3,267	262,634
TechnipFMC PLC[b]	4,320	123,293
Teleflex Inc.	405	83,924
TESARO Inc.[b,c]	351	44,809
Tesla Inc.[b,c]	1,242	401,750
Texas Instruments Inc.	9,614	782,387
Textron Inc.	2,457	120,712
Thermo Fisher Scientific Inc.	3,726	654,025
Tiffany & Co.	1,191	113,752
Time Warner Inc.	7,506	768,765
TJX Companies Inc. (The)	6,240	438,734
Toll Brothers Inc.	1,175	45,343
Torchmark Corp.	1,188	93,816
Total System Services Inc.	1,539	97,665
Tractor Supply Co.	1,215	68,186
TransDigm Group Inc.	517	145,866

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Travelers Companies Inc. (The)	2,700	$345,843
Trimble Inc.[b]	2,484	92,976
TripAdvisor Inc.[b,c]	1,108	43,234
Twenty-First Century Fox Inc. Class A	10,206	296,995
Twenty-First Century Fox Inc. Class B	4,131	118,518
Twitter Inc.[b]	5,967	96,009
Tyson Foods Inc. Class A	2,727	172,783
U.S. Bancorp.	16,416	866,436
UDR Inc.	2,511	98,155
UGI Corp.	1,755	88,575
Ulta Salon Cosmetics & Fragrance Inc.[b]	567	142,436
Under Armour Inc. Class Ab,c	1,740	34,835
Under Armour Inc. Class Cb,c	1,757	31,819
Union Pacific Corp.	7,857	808,957
United Continental Holdings Inc.[b]	702	47,511
United Parcel Service Inc. Class B	6,534	720,635
United Rentals Inc.[b]	810	96,358
United Technologies Corp.	7,371	873,979
United Therapeutics Corp.[b]	459	58,936
UnitedHealth Group Inc.	9,214	1,767,337
Universal Health Services Inc. Class B	891	98,750
Unum Group	2,106	105,574
Vail Resorts Inc.	351	73,977
Valero Energy Corp.	4,347	299,813
Vantiv Inc. Class Ab	1,485	94,372
Varian Medical Systems Inc.[b]	972	94,401
VCA Inc.[b]	756	69,990
Veeva Systems Inc. Class Ab	999	63,696
Ventas Inc.	3,463	233,233
VEREIT Inc.	10,422	86,607
VeriSign Inc.[b,c]	918	92,874
Verisk Analytics Inc. Class Ab	1,578	137,696
Verizon Communications Inc.	39,456	1,909,670
Vertex Pharmaceuticals Inc.[b]	2,403	364,823
VF Corp.	3,294	204,854
Viacom Inc. Class B NVS	3,375	117,855
Visa Inc. Class A	17,660	1,758,230
VMware Inc. Class Ab,c	729	67,586
Vornado Realty Trust	1,620	128,547
Voya Financial Inc.	1,836	72,045
Vulcan Materials Co.	1,296	159,564

Security	Shares	Value
WABCO Holdings Inc.[b]	516	$70,986
Wabtec Corp./DE	891	67,146
Wal-Mart Stores Inc.	14,608	1,168,494
Walgreens Boots Alliance Inc.	8,669	699,328
Walt Disney Co. (The)	15,067	1,656,315
Waste Connections Inc.	2,430	157,901
Waste Management Inc.	4,050	304,358
Waters Corp.[b]	784	135,977
Weatherford International PLC[b,c]	8,667	38,655
WEC Energy Group Inc.	3,038	191,303
Wells Fargo & Co.	45,428	2,450,386
Welltower Inc.	3,524	258,626
Westar Energy Inc.	1,404	71,253
Western Digital Corp.	2,783	236,889
Western Union Co. (The)	4,995	98,651
WestRock Co.	2,417	138,784
Weyerhaeuser Co.	6,858	226,451
Whirlpool Corp.	702	124,872
Whole Foods Market Inc.	3,105	129,665
Williams Companies Inc. (The)	8,019	254,844
Willis Towers Watson PLC	1,253	186,547
Workday Inc. Class Ab	1,227	125,289
WR Berkley Corp.	999	68,901
WR Grace & Co.	702	48,410
WW Grainger Inc.	567	94,542
Wyndham Worldwide Corp.	1,080	112,720
Wynn Resorts Ltd.	783	101,273
Xcel Energy Inc.	4,968	235,036
Xerox Corp.	2,092	64,162
Xilinx Inc.	2,403	152,014
XL Group Ltd.	2,673	118,681
Xylem Inc./NY	1,836	104,156
Yum! Brands Inc.	3,161	238,592
Zayo Group Holdings Inc.[b]	1,755	57,546
Zillow Group Inc. Class Cb,c	999	45,115
Zimmer Biomet Holdings Inc.	1,944	235,846
Zions BanCorp.	1,809	81,984
Zoetis Inc.	4,712	294,594

		212,603,580

TOTAL COMMON STOCKS
(Cost: $333,673,566)		328,348,903

PREFERRED STOCKS — 0.24%

GERMANY — 0.22%
Bayerische Motoren Werke AG, Preference Shares	567	45,023

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Security	Shares	Value
Fuchs Petrolub SE, Preference Shares	594	$35,157
Henkel AG & Co. KGaA, Preference Shares	1,728	243,968
Porsche Automobil Holding SE, Preference Shares	1,485	84,713
Schaeffler AG, Preference Shares	1,539	21,393
Volkswagen AG, Preference Shares	1,782	273,337

		703,591
ITALY — 0.02%
Intesa Sanpaolo SpA, Preference Shares	9,099	28,965
Telecom Italia SpA/Milano, Preference Shares	55,566	45,433

		74,398

TOTAL PREFERRED STOCKS
(Cost: $863,071)		777,989

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[b,c]	240	710

		710

TOTAL RIGHTS
(Cost: $0)		710

SHORT-TERM INVESTMENTS — 1.21%

MONEY MARKET FUNDS — 1.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[g,h,i]	3,800,883	3,802,023
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[g,h]	209,312	209,312

		4,011,335

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,010,577)		4,011,335

TOTAL INVESTMENTS IN SECURITIES — 100.97%
(Cost: $338,547,214)[j]		333,138,937
Other Assets, Less Liabilities — (0.97)%		(3,200,642)

NET ASSETS — 100.00%		$329,938,295

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	Affiliated money market fund.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
j	The cost of investments for federal income tax purposes was $339,123,535. Net unrealized depreciation was $5,984,598, of which $12,224,722 represented gross unrealized appreciation on securities and $18,209,320 represented gross unrealized depreciation on securities.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KOKUSAI ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	1,118	1,032	(989)	1,161	$495,201	$7,469	$188,188
PNC Financial Services Group Inc. (The)	4,966	4,032	(4,533)	4,465	575,092	6,187	161,403

					$1,070,293	$13,656	$349,591

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$328,348,903	$—	$0	[a]	$328,348,903
Preferred stocks	777,989	—	—		777,989
Rights	710	—	—		710
Money market funds	4,011,335	—	—		4,011,335

Total	$333,138,937	$—	$0	[a]	$333,138,937

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

ASSETS
Investments, at cost:
Unaffiliated	$375,556,454	$3,401,484,994	$1,485,547,763
Affiliated (Note 2)	11,230,328	241,304,883	659,845

Total cost of investments	$386,786,782	$3,642,789,877	$1,486,207,608

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$431,616,256	$4,129,061,581	$1,609,280,009
Affiliated (Note 2)	11,487,348	241,333,031	659,845

Total fair value of investments	443,103,604	4,370,394,612	1,609,939,854
Foreign currency, at value[b]	473,610	4,743,044	627,723
Cash	334,388	—	—
Receivables:
Investment securities sold	143,897	4,712,152	—
Due from custodian (Note 4)	—	2,627,097	213,299
Dividends and interest	592,384	17,228,058	96,746
Capital shares sold	—	1,106,937	—
Tax reclaims	180,170	—	1,216,407
Foreign withholding tax claims (Note 8)	—	—	89,275

Total Assets	444,828,053	4,400,811,900	1,612,183,304

LIABILITIES
Payables:
Investment securities purchased	—	3,732,973	213,299
Collateral for securities on loan (Note 1)	9,940,356	234,850,596	—
Foreign taxes (Note 1)	—	198,062	—
Professional fees (Note 8)	—	—	893
Investment advisory fees (Note 2)	72,283	2,233,725	574,853
Proxy fees	163	1,339	422

Total Liabilities	10,012,802	241,016,695	789,467

NET ASSETS	$434,815,251	$4,159,795,205	$1,611,393,837

Net assets consist of:
Paid-in capital	$386,032,241	$4,103,590,851	$1,511,984,397
Undistributed (distributions in excess of) net investment income	676,744	24,601,774	(381,976)
Accumulated net realized loss	(8,231,992)	(695,869,527)	(24,011,796)
Net unrealized appreciation	56,338,258	727,472,107	123,803,212

NET ASSETS	$434,815,251	$4,159,795,205	$1,611,393,837

Shares outstanding[c]	3,950,000	58,600,000	69,600,000

Net asset value per share	$110.08	$70.99	$23.15

[a]	Securities on loan with values of $9,574,301, $224,839,739 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $463,023, $4,745,621 and $618,643, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

iShares MSCI Kokusai ETF

ASSETS
Investments, at cost:
Unaffiliated	$333,550,156
Affiliated (Note 2)	4,997,058

Total cost of investments	$338,547,214

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$328,057,309
Affiliated (Note 2)	5,081,628

Total fair value of investments	333,138,937
Foreign currency, at value[b]	319,828
Cash	134,776
Receivables:
Investment securities sold	108,442
Dividends and interest	209,884
Tax reclaims	215,288
Foreign withholding tax claims (Note 8)	64,747

Total Assets	334,191,902

LIABILITIES
Payables:
Investment securities purchased	405,822
Collateral for securities on loan (Note 1)	3,801,532
Professional fees (Note 8)	647
Investment advisory fees (Note 2)	45,530
Proxy fees	76

Total Liabilities	4,253,607

NET ASSETS	$329,938,295

Net assets consist of:
Paid-in capital	$348,889,084
Undistributed net investment income	214,504
Accumulated net realized loss	(13,769,332)
Net unrealized depreciation	(5,395,961)

NET ASSETS	$329,938,295

Shares outstanding[c]	5,400,000

Net asset value per share	$61.10

[a]	Securities on loan with a value of $3,638,480. See Note 1.
[b]	Cost of foreign currency: $316,691.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares MSCI ACWI Low Carbon Target ETF	iShares MSCI All Country Asia ex Japan ETF (Consolidated)	iShares MSCI Europe Financials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$8,295,445	$77,763,482	$33,936,469
Dividends — affiliated (Note 2)	24,901	19,340	4,761
Interest — unaffiliated	—	60	—
Securities lending income — affiliated — net (Note 2)	49,981	1,575,743	60,281
Foreign withholding tax claims (Note 8)	—	—	89,275

	8,370,327	79,358,625	34,090,786
Less: Other foreign taxes (Note 1)	(1,387)	(299,482)	—

Total investment income	8,368,940	79,059,143	34,090,786

EXPENSES
Investment advisory fees (Note 2)	671,141	20,425,024	3,423,757
Mauritius income taxes (Note 1)	—	90,147	—
Proxy fees	8,345	68,556	21,607
Professional fees (Note 8)	—	—	1,289
Commitment fees (Note 7)	—	27,017	—
Interest expense (Note 7)	—	12,665	—

Total expenses	679,486	20,623,409	3,446,653

Net investment income	7,689,454	58,435,734	30,644,133

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,697,244)	(62,882,444)	(13,943,800)
Investments — affiliated (Note 2)	4,846	16,075	(1,199)
In-kind redemptions — unaffiliated	—	29,609,247	45,162,100
Foreign currency transactions	(28,485)	125,671	144,838
Realized gain distributions from affiliated funds	50	278	22

Net realized gain (loss)	(2,720,833)	(33,131,173)	31,361,961

Net change in unrealized appreciation/depreciation on:
Investments[b]	52,182,278	667,639,809	212,310,044
Translation of assets and liabilities in foreign currencies	24,246	35,035	70,118

Net change in unrealized appreciation/depreciation	52,206,524	667,674,844	212,380,162

Net realized and unrealized gain	49,485,691	634,543,671	243,742,123

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,175,145	$692,979,405	$274,386,256

[a]	Net of foreign withholding tax of $503,445, $8,215,904 and $3,567,055, respectively.
[b]	Net of deferred foreign capital gains taxes of $ —, $195,703 and $ —, respectively.

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

iShares MSCI Kokusai ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$5,099,012
Dividends — affiliated (Note 2)	15,010
Securities lending income — affiliated — net (Note 2)	28,770
Foreign withholding tax claims (Note 8)	64,747

5,207,539
Less: Other foreign taxes (Note 1)	(130)

Total investment income	5,207,409

EXPENSES
Investment advisory fees (Note 2)	491,490
Proxy fees	3,894
Professional fees (Note 8)	647

Total expenses	496,031

Net investment income	4,711,378

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(763,221)
Investments — affiliated (Note 2)	4,395
In-kind redemptions — unaffiliated	70,922,926
In-kind redemptions — affiliated (Note 2)	344,929
Foreign currency transactions	20,251
Realized gain distributions from affiliated funds	21

Net realized gain	70,529,301

Net change in unrealized appreciation/depreciation on:
Investments	(45,365,301)
Translation of assets and liabilities in foreign currencies	14,578

Net change in unrealized appreciation/depreciation	(45,350,723)

Net realized and unrealized gain	25,178,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,889,956

[a]	Net of foreign withholding tax of $205,030.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI ACWI Low Carbon Target ETF		iShares MSCI All Country Asia ex Japan ETF (Consolidated)
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,689,454	$5,236,869	$58,435,734	$47,196,215
Net realized loss	(2,720,833)	(4,967,025)	(33,131,173)	(220,275,288)
Net change in unrealized appreciation/depreciation	52,206,524	243,515	667,674,844	2,984,965

Net increase (decrease) in net assets resulting from operations	57,175,145	513,359	692,979,405	(170,094,108)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,472,309)	(5,258,921)	(45,649,853)	(56,637,383)

Total distributions to shareholders	(7,472,309)	(5,258,921)	(45,649,853)	(56,637,383)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	145,623,112	22,838,332	1,618,569,573	304,115,590
Cost of shares redeemed	—	—	(456,521,243)	(1,395,643,808)

Net increase (decrease) in net assets from capital share transactions	145,623,112	22,838,332	1,162,048,330	(1,091,528,218)

INCREASE (DECREASE) IN NET ASSETS	195,325,948	18,092,770	1,809,377,882	(1,318,259,709)

NET ASSETS
Beginning of year	239,489,303	221,396,533	2,350,417,323	3,668,677,032

End of year	$434,815,251	$239,489,303	$4,159,795,205	$2,350,417,323

Undistributed net investment income included in net assets at end of year	$676,744	$379,805	$24,601,774	$9,917,416

SHARES ISSUED AND REDEEMED
Shares sold	1,450,000	250,000	25,400,000	5,500,000
Shares redeemed	—	—	(8,000,000)	(26,000,000)

Net increase (decrease) in shares outstanding	1,450,000	250,000	17,400,000	(20,500,000)

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Europe Financials ETF		iShares MSCI Kokusai ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$30,644,133	$10,061,118	$4,711,378	$6,752,124
Net realized gain (loss)	31,361,961	(25,325,175)	70,529,301	11,230,624
Net change in unrealized appreciation/depreciation	212,380,162	(79,038,823)	(45,350,723)	(23,652,066)

Net increase (decrease) in net assets resulting from operations	274,386,256	(94,302,880)	29,889,956	(5,669,318)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,598,804)	(10,373,542)	(4,810,056)	(8,020,664)

Total distributions to shareholders	(31,598,804)	(10,373,542)	(4,810,056)	(8,020,664)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,206,080,159	287,189,590	289,837,708	20,052,122
Cost of shares redeemed	(284,535,378)	(180,848,510)	(265,019,768)	(80,435,693)

Net increase (decrease) in net assets from capital share transactions	921,544,781	106,341,080	24,817,940	(60,383,571)

INCREASE (DECREASE) IN NET ASSETS	1,164,332,233	1,664,658	49,897,840	(74,073,553)

NET ASSETS
Beginning of year	447,061,604	445,396,946	280,040,455	354,114,008

End of year	$1,611,393,837	$447,061,604	$329,938,295	$280,040,455

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(381,976)	$(94,884)	$214,504	$89,765

SHARES ISSUED AND REDEEMED
Shares sold	57,600,000	17,850,000	4,800,000	400,000
Shares redeemed	(15,400,000)	(9,300,000)	(4,600,000)	(1,600,000)

Net increase (decrease) in shares outstanding	42,200,000	8,550,000	200,000	(1,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	69

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI ACWI Low Carbon Target ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Dec. 8, 2014[a] to Jul. 31, 2015
Net asset value, beginning of period	$95.80	$98.40	$96.01

Income from investment operations:
Net investment income[b]	2.33	2.22	1.48
Net realized and unrealized gain (loss)[c]	14.05	(2.64)	1.85

Total from investment operations	16.38	(0.42)	3.33

Less distributions from:
Net investment income	(2.10)	(2.18)	(0.94)

Total distributions	(2.10)	(2.18)	(0.94)

Net asset value, end of period	$110.08	$95.80	$98.40

Total return	17.28%	(0.31)%	3.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$434,815	$239,489	$221,397
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.33%	0.33%
Ratio of net investment income to average net assets[e]	2.29%	2.42%	2.35%
Portfolio turnover rate[f]	12%	16%	4%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2017, July 31, 2016 and the period ended July 31, 2015 were 12%, 16% and 4%, respectively. See Note 4.

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Country Asia ex Japan ETF (Consolidated)
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$57.05	$59.46	$65.13	$56.23	$53.40

Income from investment operations:
Net investment income[a]	1.21	1.03	1.24	1.11	1.04
Net realized and unrealized gain (loss)[b]	13.65	(2.21)	(5.92)	8.84	2.85

Total from investment operations	14.86	(1.18)	(4.68)	9.95	3.89

Less distributions from:
Net investment income	(0.92)	(1.23)	(0.99)	(1.05)	(1.06)

Total distributions	(0.92)	(1.23)	(0.99)	(1.05)	(1.06)

Net asset value, end of year	$70.99	$57.05	$59.46	$65.13	$56.23

Total return	26.41%	(1.83)%	(7.22)%	17.85%	7.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,159,795	$2,350,417	$3,668,677	$2,631,373	$2,361,598
Ratio of expenses to average net assets	0.70%	0.72%	0.69%	0.68%	0.67%
Ratio of net investment income to average net assets	1.97%	1.92%	1.95%	1.87%	1.80%
Portfolio turnover rate[c]	12%	17%	13%	14%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013 were 5%, 12%, 8%, 6%, and 7%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Financials ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$16.32	$23.63	$24.15	$21.62	$15.01

Income from investment operations:
Net investment income[a]	0.87	0.64	0.69	0.87	0.64
Net realized and unrealized gain (loss)[b]	6.61	(7.12)	(0.47)	2.36	6.41

Total from investment operations	7.48	(6.48)	0.22	3.23	7.05

Less distributions from:
Net investment income	(0.65)	(0.83)	(0.74)	(0.70)	(0.44)

Total distributions	(0.65)	(0.83)	(0.74)	(0.70)	(0.44)

Net asset value, end of year	$23.15	$16.32	$23.63	$24.15	$21.62

Total return	46.28%	(27.77)%	0.98%	14.89%	47.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,611,394	$447,062	$445,397	$462,387	$94,039
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	0.48%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	4.30%[c]	3.30%	3.00%	3.53%	3.26%
Portfolio turnover rate[d]	9%	4%	6%	8%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases for the year ended July 31, 2017:
•	Ratio of net investment income to average net assets by 0.01%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Kokusai ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$53.85	$55.33	$54.13	$47.63	$39.67

Income from investment operations:
Net investment income[a]	1.36 [b]	1.22	1.21	1.33	1.10
Net realized and unrealized gain (loss)[c]	7.49	(1.24)	1.36	6.64	8.03

Total from investment operations	8.85	(0.02)	2.57	7.97	9.13

Less distributions from:
Net investment income	(1.60)	(1.46)	(1.37)	(1.47)	(1.17)

Total distributions	(1.60)	(1.46)	(1.37)	(1.47)	(1.17)

Net asset value, end of year	$61.10	$53.85	$55.33	$54.13	$47.63

Total return	16.62%[b]	0.11%	4.80%	16.80%	23.26%

Ratios/Supplemental data:
Net assets, end of year (000s)	$329,938	$280,040	$354,114	$487,142	$562,059
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	0.25%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.40%[b]	2.36%	2.20%	2.56%	2.50%
Portfolio turnover rate[d]	7%	5%	5%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.02.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.03%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI ACWI Low Carbon Target	Non-diversified
MSCI All Country Asia ex Japan	Diversified
MSCI Europe Financials	Diversified
MSCI Kokusai	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

The iShares MSCI All Country Asia ex Japan ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

The iShares MSCI All Country Asia ex Japan ETF conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiary and are disclosed in the consolidated statements of operations. Any dividends paid by the Subsidiary to the Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI ACWI Low Carbon Target
BNP Paribas Prime Brokerage Inc.	$102,367	$102,367	$—
BNP Paribas Prime Brokerage International Ltd.	23,397	23,397	—
Citigroup Global Markets Inc.	1,110,043	1,110,043	—
Credit Suisse Securities (USA) LLC	922,226	922,226	—
Deutsche Bank Securities Inc.	376,665	376,665	—
Goldman Sachs & Co.	2,078,588	2,078,588	—
JPMorgan Securities LLC	639,068	639,068	—
Merrill Lynch, Pierce, Fenner & Smith	305,330	305,330	—
National Financial Services LLC	1,724	1,713	(11)
State Street Bank & Trust Company	3,687,039	3,687,039	—
UBS AG	327,854	327,854	—

	$9,574,301	$9,574,290	$(11)

MSCI All Country Asia ex Japan
Citigroup Global Markets Inc.	$875,303	$875,303	$—
Credit Suisse Securities (USA) LLC	1,048,763	1,048,763	—
Deutsche Bank AG	14,647	14,647	—
Deutsche Bank Securities Inc.	4,286,946	4,286,946	—
Goldman Sachs & Co.	99,985,150	99,985,150	—
JPMorgan Securities LLC	17,317,276	17,317,276	—
Macquarie Bank Limited	9,188	9,188	—
Merrill Lynch, Pierce, Fenner & Smith	69,376,960	69,376,960	—
Morgan Stanley & Co. International PLC	2,072,619	2,072,619	—
Morgan Stanley & Co. LLC	19,893,821	19,893,821	—
State Street Bank & Trust Company	9,884,599	9,884,599	—
UBS AG	72,143	72,143	—
Wells Fargo Securities LLC	2,324	2,324	—

	$224,839,739	$224,839,739	$—

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Kokusai
Barclays Capital Inc.	$11,415	$11,415	$—
BNP Paribas Prime Brokerage Inc.	17,049	17,049	—
BNP Paribas Prime Brokerage International Ltd.	22,561	22,561	—
Citigroup Global Markets Inc.	301,364	301,364	—
Credit Suisse Securities (USA) LLC	90,343	90,343	—
Goldman Sachs & Co.	221,265	221,265	—
HSBC Bank PLC	11,023	10,347	(676)
JPMorgan Securities LLC	234,246	234,246	—
Merrill Lynch, Pierce, Fenner & Smith	174,466	174,466	—
Morgan Stanley & Co. LLC	735,280	735,280	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	41,527	41,527	—
National Financial Services LLC	34,248	34,248	—
Nomura Securities International Inc.	64,895	64,895	—
Scotia Capital (USA) Inc.	87,757	87,757	—
State Street Bank & Trust Company	1,241,671	1,241,671	—
UBS AG	337,373	337,373	—
UBS Securities LLC	11,981	11,981	—
Wells Fargo Securities LLC	16	16	—

	$3,638,480	$3,637,804	$(676)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

With respect to the iShares MSCI All Country Asia ex Japan ETF, the Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Effective August 1, 2016, for its investment advisory services to the iShares MSCI ACWI Low Carbon Target ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to August 1, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.33% based on the average daily net assets of the Fund. The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2016 in order to limit total annual operating expenses to 0.20% of average daily net assets. The contractual waiver was terminated effective August 1, 2016, pursuant to a written agreement between the Trust and BFA, and in conjunction with the annual advisory fee reduction from 0.33% to 0.20%.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Europe Financials	0.48%
MSCI Kokusai	0.25

For its investment advisory services to the iShares MSCI All Country Asia ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

In addition, the iShares MSCI All Country Asia ex Japan ETF may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI ACWI Low Carbon Target	$13,785
MSCI All Country Asia ex Japan	413,568
MSCI Europe Financials	15,678
MSCI Kokusai	7,963

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI All Country Asia ex Japan	$13,899,966	$14,568,650
MSCI Europe Financials	2,611,110	12,016,890
MSCI Kokusai	967,936	1,329,479

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI All Country Asia ex Japan ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI Low Carbon Target	$47,107,091	$38,643,515
MSCI All Country Asia ex Japan	895,253,351	349,328,172
MSCI Europe Financials	101,700,848	64,528,409
MSCI Kokusai	15,911,545	14,661,072

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI ACWI Low Carbon Target	$137,387,440	$—
MSCI All Country Asia ex Japan	869,803,159	248,061,876
MSCI Europe Financials	1,150,546,229	273,237,384
MSCI Kokusai	285,054,652	260,449,490

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax

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iSHARES® TRUST

treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI ACWI Low Carbon Target	$—	$79,794	$(79,794)
MSCI All Country Asia ex Japan	26,765,590	1,898,477	(28,664,067)
MSCI Europe Financials	43,804,446	667,579	(44,472,025)
MSCI Kokusai	69,646,455	223,417	(69,869,872)

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI ACWI Low Carbon Target
Ordinary income	$7,472,309	$5,258,921

MSCI All Country Asia ex Japan
Ordinary income	$45,649,853	$56,637,383

MSCI Europe Financials
Ordinary income	$31,598,804	$10,373,542

MSCI Kokusai
Ordinary income	$4,810,056	$8,020,664

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI ACWI Low Carbon Target	$1,347,789	$(7,032,548)	$54,467,769	$48,783,010
MSCI All Country Asia ex Japan	30,926,488	(614,370,572)	639,648,438	56,204,354
MSCI Europe Financials	5,155,691	(12,788,027)	107,041,776	99,409,440
MSCI Kokusai	201,264	(13,243,871)	(5,908,182)	(18,950,789)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, foreign withholding tax reclaims, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI ACWI Low Carbon Target	$7,032,548	$—	$—	$7,032,548
MSCI All Country Asia ex Japan	606,340,877	5,230,616	2,799,079	614,370,572
MSCI Europe Financials	12,781,714	—	6,313	12,788,027
MSCI Kokusai	11,234,922	1,478,401	530,548	13,243,871

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	LINE OF CREDIT

The iShares MSCI All Country Asia ex Japan ETF, along with certain other iShares funds, is a party to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended July 31, 2017, the Fund’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $12,250,000, $669,820 and 1.86%, respectively.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Europe Financials and iShares MSCI Kokusai ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Funds are able to pass through to their shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a `flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares MSCI ACWI Low Carbon Target ETF,

iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF and

iShares MSCI Kokusai ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI Europe Financials ETF and iShares MSCI Kokusai ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI ACWI Low Carbon Target	$7,841,397
MSCI All Country Asia ex Japan	41,215,494
MSCI Europe Financials	36,091,528
MSCI Kokusai	4,785,643

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deductions
MSCI ACWI Low Carbon Target	39.81%
MSCI Kokusai	51.26

For the fiscal year ended July 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Country Asia ex Japan	$85,979,464	$8,605,187
MSCI Europe Financials	37,503,524	3,087,632

TAX INFORMATION	89

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI Europe Financials ETF and iShares MSCI Kokusai ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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Contract (Continued)

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The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

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low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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Contract (Continued)

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pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI All Country Asia ex Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

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BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI ACWI Low Carbon Target	$2.093395	$—	$0.009730	$2.103125	100%	—%	0%[a]	100%
MSCI All Country Asia ex Japan	0.886487	—	0.038172	0.924659	96	—	4	100
MSCI Europe Financials	0.650997	—	—	0.650997	100	—	—	100
MSCI Kokusai	1.593779	—	0.009573	1.603352	99	—	1	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV,

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI ACWI Low Carbon Target ETF

Period Covered: December 8, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.15%
Greater than 1.5% and Less than 2.0%	1	0.15
Greater than 1.0% and Less than 1.5%	5	0.77
Greater than 0.5% and Less than 1.0%	120	18.59
Greater than 0.0% and Less than 0.5%	399	61.77
At NAV	13	2.01
Less than 0.0% and Greater than –0.5%	106	16.41
Less than –0.5% and Greater than –1.0%	1	0.15

	646	100.00%

iShares MSCI All Country Asia ex Japan ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	28	2.02
Greater than 1.0% and Less than 1.5%	68	4.92
Greater than 0.5% and Less than 1.0%	223	16.13
Greater than 0.0% and Less than 0.5%	424	30.67
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	300	21.70
Less than –0.5% and Greater than –1.0%	197	14.24
Less than –1.0% and Greater than –1.5%	66	4.77
Less than –1.5% and Greater than –2.0%	34	2.46
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14

	1,383	100.00%

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Europe Financials ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	44	3.18
Greater than 0.5% and Less than 1.0%	219	15.84
Greater than 0.0% and Less than 0.5%	631	45.63
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	351	25.38
Less than –0.5% and Greater than –1.0%	81	5.86
Less than –1.0% and Greater than –1.5%	22	1.59
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	1	0.07

	1,383	100.00%

iShares MSCI Kokusai ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	6	0.43%
Greater than 1.0% and Less than 1.5%	49	3.54
Greater than 0.5% and Less than 1.0%	145	10.48
Greater than 0.0% and Less than 0.5%	748	54.10
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	404	29.21
Less than –0.5% and Greater than –1.0%	17	1.23
Less than –1.0% and Greater than –1.5%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI All Country Asia ex Japan ETF and iShares MSCI Kokusai ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of BFA’s financial year ending December 31, 2016 was USD 269.14 thousand. This figure is comprised of fixed remuneration of USD 105.88 thousand and variable remuneration of USD 163.26 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI All Country Asia ex Japan ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 37.22 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 8.97 thousand.

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Kokusai ETF in respect of BFA’s financial year ending December 31, 2016 was USD 17.51 thousand. This figure is comprised of fixed remuneration of USD 6.89 thousand and variable remuneration of USD 10.62 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Kokusai ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 2.42 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.58 thousand.

SUPPLEMENTAL INFORMATION	101

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).		Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	105

Notes:

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-705-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Adaptive Currency Hedged MSCI EAFE ETF | DEFA | BATS
➢	iShares Currency Hedged MSCI ACWI ETF | HACW | NYSE Arca
➢	iShares Currency Hedged MSCI ACWI ex U.S. ETF | HAWX | NYSE Arca
➢	iShares Currency Hedged MSCI EAFE ETF | HEFA | BATS
➢	iShares Currency Hedged MSCI EAFE Small-Cap ETF | HSCZ | NYSE Arca
➢	iShares MSCI ACWI ETF | ACWI | NASDAQ
➢	iShares MSCI ACWI ex U.S. ETF | ACWX | NASDAQ
➢	iShares MSCI EAFE ETF | EFA | NYSE Arca
➢	iShares MSCI EAFE Small-Cap ETF | SCZ | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.42%	18.62%	18.01%	18.42%	18.62%	18.01%
Since Inception	11.35%	11.49%	11.72%	18.42%	18.65%	19.00%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,120.80	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Adaptive Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EAFE® Adaptive Hedge to USD Index (the “Index”).

The Index applies a methodology, based on a hedge ratio as calculated by MSCI Inc., that sells the total value or a portion of the total value of each non-U.S. dollar currency in which the constituent securities are denominated in the form of a one-month currency contract to create a “hedge” against fluctuations in the relative value of the currencies in relation to the U.S. dollar. The hedge ratio is based on four commonly used indicators for measuring currency risk. The overall effect, since the four indicators are equally weighted, is that each foreign currency represented by constituent weights in the Index can be unhedged, 25% hedged, 50% hedged, 75% hedged or fully hedged relative to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.42%, net of fees, while the total return for the Index was 18.01%.

Japanese stocks, which represented about 25% of the Index on average during the reporting period, contributed the most to the Index’s performance. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains in the Japanese stock market.

European equities were also meaningful contributors to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was France, which advanced sharply as the election of Emmanuel Macron as president eased investor concerns about anti-European Union sentiment. Other notable contributors to the Index’s return included stocks in the U.K., Germany, and Switzerland.

From a sector perspective, the financials sector was the largest contributor to the Index’s performance for the reporting period. Financials stocks benefited from improving global economic conditions and expectations of more lenient regulatory policies, particularly in the U.S. Within the financials sector, banks and insurance companies contributed the most to the Index’s performance. Other contributing sectors within the Index included industrials, materials, and consumer discretionary, all economically sensitive sectors that benefited from improving global economic conditions.

The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. For example, less than 50% of the Index’s currency exposure to the euro was hedged on average during the reporting period, resulting in the Index benefiting somewhat from the euro’s 5% advance against the U.S. dollar. In contrast, approximately two-thirds of the Index’s exposure to the Japanese yen was hedged on average for the reporting period, which limited the negative impact of the yen’s 8% decline against the U.S. dollar.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Financials	21.94%
Industrials	14.33
Consumer Discretionary	11.99
Consumer Staples	11.46
Health Care	10.41
Materials	7.73
Information Technology	6.08
Energy	4.80
Telecommunication Services	4.27
Real Estate	3.61
Utilities	3.38

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

Japan	23.21%
United Kingdom	17.86
France	10.29
Germany	9.38
Switzerland	8.33
Australia	7.15
Netherlands	3.74
Spain	3.57
Hong Kong	3.51
Sweden	2.86

TOTAL	89.90%

[1]	Table shown is for the iShares MSCI EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.25%	17.25%	16.74%	17.25%	17.25%	16.74%
Since Inception	8.58%	8.58%	8.14%	18.79%	18.79%	17.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,094.50	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 17.25%, net of fees, while the total return for the Index was 16.74%.

U.S. stocks, which represented about 53% of the Index on average during the reporting period, contributed the most to the Index’s performance, measured in U.S. dollars. Improving corporate earnings growth for many U.S. companies and optimism about potentially stimulative fiscal policies from the new presidential administration benefited the U.S. equity market.

Stocks in Japan and China were also significant contributors to the Index’s performance for the reporting period. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains in the Japanese stock market. As a major global exporter, China also benefited from economic growth in many regions of the world.

European equities contributed to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributors included stocks in France, the U.K., and Germany.

From a sector perspective, the financials and information technology sectors were the largest contributors to the Index’s performance in U.S. dollar terms for the reporting period. The financials sector benefited from improving global economic conditions and expectations of more lenient regulatory policies in the U.S., while the information technology sector was a beneficiary of strong earnings growth. Within the financials sector, banks contributed the most to the Index’s performance, while internet software and services companies contributed the most in the information technology sector.

In terms of currency performance for the reporting period, the euro, the Australian dollar, and the Canadian dollar appreciated by 5%, 5%, and 4%, respectively, against the U.S. dollar. In contrast, the Japanese yen and British pound declined by 8% and by less than 1%, respectively. The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Financials	18.81%
Information Technology	17.17
Consumer Discretionary	11.95
Health Care	11.19
Industrials	10.89
Consumer Staples	9.12
Energy	6.16
Materials	5.11
Telecommunication Services	3.29
Real Estate	3.20
Utilities	3.11

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

United States	52.19%
Japan	7.72
United Kingdom	6.00
France	3.35
China	3.34
Canada	3.15
Germany	3.13
Switzerland	2.77
Australia	2.38
South Korea	1.76

TOTAL	85.79%

[1]	Table shown is for the iShares MSCI ACWI ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.18%	18.16%	18.36%	18.18%	18.16%	18.36%
Since Inception	5.68%	5.72%	5.59%	12.25%	12.34%	12.02%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,096.30	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging equities, excluding the U.S., while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI ex USA 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI ACWI ex U.S. ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.18%, net of fees, while the total return for the Index was 18.36%.

Stocks in Japan and China were the largest contributors to the Index’s performance for the reporting period, measured in U.S. dollars. Increasing global trade and relatively strong job markets in both countries underpinned their advancing stock markets. Rising foreign demand for the countries’ exports also helped economic growth in China and Japan, the second- and fourth-largest exporters in the world, respectively. Japan logged its longest economic expansion in a decade during the reporting period, as preparation for the 2020 Tokyo Summer Olympics increased economic activity.

European equities contributed to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributors included stocks in France, the U.K., and Germany.

From a sector perspective, the financials and information technology sectors were the largest contributors to the Index’s performance in U.S. dollar terms for the reporting period. The financials sector benefited from improving global economic conditions and expectations of more lenient regulatory policies in the U.S., while the information technology sector was a beneficiary of strong earnings growth. Within the financials sector, banks contributed the most to the Index’s performance, while internet software and services companies contributed the most in the information technology sector.

In terms of currency performance for the reporting period, the euro, the Australian dollar, and the Canadian dollar appreciated by 5%, 5%, and 4%, respectively, against the U.S. dollar. In contrast, the Japanese yen and British pound declined by 8% and by less than 1%, respectively. The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Financials	23.46%
Industrials	11.82
Consumer Discretionary	11.26
Information Technology	10.95
Consumer Staples	9.84
Health Care	7.83
Materials	7.70
Energy	6.42
Telecommunication Services	4.39
Real Estate	3.29
Utilities	3.04

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

Japan	16.05%
United Kingdom	12.46
France	7.11
China	6.97
Canada	6.59
Germany	6.46
Switzerland	5.77
Australia	4.93
South Korea	3.71
Taiwan	2.88

TOTAL	72.93%

[1]	Table shown is for the iShares MSCI ACWI ex U.S. ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.97%	19.06%	18.74%	18.97%	19.06%	18.74%
Since Inception	8.48%	8.50%	8.50%	32.93%	33.02%	33.04%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,087.20	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities in Europe, Australasia, and the Far East while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE® 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.97%, net of fees, while the total return for the Index was 18.74%.

Japanese stocks, which represented about 25% of the Index on average during the reporting period, contributed the most to the Index’s performance, measured in U.S. dollars. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains in the Japanese stock market.

European equities were also meaningful contributors to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was France, which advanced sharply as the election of Emmanuel Macron as president eased investor concerns about anti-European Union sentiment. U.K. stocks were also a leading contributor, advancing despite uncertainty about the domestic economy and impending Brexit negotiations.

From a sector perspective, the financials sector was the largest contributor to the Index’s performance in U.S. dollar terms for the reporting period. Financials stocks benefited from improving global economic conditions and expectations of more lenient regulatory policies, particularly in the U.S. Within the financials sector, banks and insurance companies contributed the most to the Index’s performance. Other contributing sectors within the Index included industrials, materials, and consumer discretionary, all economically sensitive sectors that benefited from improving global economic conditions.

In terms of currency performance for the reporting period, the euro and the Australian dollar each appreciated by 5% against the U.S. dollar. In contrast, the Japanese yen declined by 8%. The declining Japanese yen meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Financials	21.94%
Industrials	14.33
Consumer Discretionary	11.99
Consumer Staples	11.46
Health Care	10.41
Materials	7.73
Information Technology	6.08
Energy	4.80
Telecommunication Services	4.27
Real Estate	3.61
Utilities	3.38

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

Japan	23.21%
United Kingdom	17.86
France	10.29
Germany	9.38
Switzerland	8.33
Australia	7.15
Netherlands	3.74
Spain	3.57
Hong Kong	3.51
Sweden	2.86

TOTAL	89.90%

[1]	Table shown is for the iShares MSCI EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.77%	22.73%	22.20%	22.77%	22.73%	22.20%
Since Inception	10.76%	10.74%	10.57%	23.82%	23.78%	23.32%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,119.50	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Currency Hedged MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small capitalization developed market equities, excluding the U.S. and Canada, while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Small-Cap 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI EAFE Small-Cap ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 22.77%, net of fees, while the total return for the Index was 22.20%.

Japanese small-capitalization stocks, which represented approximately 30% of the Index on average during the reporting period, contributed the most to the Index’s performance, measured in U.S. dollars. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains of small-capitalization stocks in the Japanese stock market.

European small-capitalization stocks were also meaningful contributors to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was the U.K., where small-capitalization stocks advanced despite uncertainty about the domestic economy and impending Brexit negotiations. Other notable contributors among European markets included stocks in Germany, Italy, France, and Switzerland.

From a sector perspective, the industrials and information technology sectors were the largest contributors to the Index’s performance in U.S. dollar terms for the reporting period. Both sectors benefited from improving global economic conditions and strong earnings growth. The financials sector was also a significant contributor to the Index’s performance for the reporting period. Financials stocks also benefited from a stronger global economy, as well as expectations of more lenient regulatory policies in the U.S.

In terms of currency performance for the reporting period, the euro and the Australian dollar each appreciated by 5% against the U.S. dollar. In contrast, the Japanese yen and British pound declined by 8% and less than 1%, respectively. The declining Japanese yen meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Industrials	22.25%
Consumer Discretionary	15.66
Financials	11.61
Information Technology	11.45
Real Estate	10.52
Materials	9.12
Health Care	7.00
Consumer Staples	6.63
Energy	2.43
Utilities	2.04
Telecommunication Services	1.29

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

Japan	29.60%
United Kingdom	18.62
Germany	6.79
Australia	6.14
Sweden	5.27
Switzerland	4.88
France	4.44
Italy	4.03
Spain	2.42
Hong Kong	2.34

TOTAL	84.53%

[1]	Table shown is for the iShares MSCI EAFE Small-Cap ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.31%	17.66%	17.06%	17.31%	17.66%	17.06%
5 Years	11.07%	11.18%	10.85%	69.01%	69.88%	67.38%
Since Inception	5.31%	5.32%	5.14%	62.23%	62.43%	59.76%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,116.80	$1.68	$1,000.00	$1,023.20	$1.61	0.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ETF

The iShares MSCI ACWI ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market equities, as represented by the MSCI ACWI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 17.31%, net of fees, while the total return for the Index was 17.06%.

U.S. stocks, which represented about 53% on average of the Index during the reporting period, contributed the most to the Index’s performance. Improving corporate earnings growth for many U.S. companies and optimism about potentially stimulative fiscal policies from the new presidential administration benefited the U.S. equity market.

Stocks in Japan and China were also significant contributors to the Index’s performance for the reporting period. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains in the Japanese stock market. As a major global exporter, China also benefited from economic growth in many regions of the world.

European equities contributed to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributors included stocks in France, the U.K., and Germany.

From a sector perspective, the financials and information technology sectors were the largest contributors to the Index’s performance for the reporting period. The financials sector benefited from improving global economic conditions and expectations of more lenient regulatory policies in the U.S., while the information technology sector was a beneficiary of strong earnings growth. Within the financials sector, banks contributed the most to the Index’s performance, while internet software and services companies contributed the most in the information technology sector.

Currency fluctuations had a modestly positive impact on Index performance for the reporting period, led by the euro’s 5% gain against the U.S. dollar.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	18.81%
Information Technology	17.17
Consumer Discretionary	11.95
Health Care	11.19
Industrials	10.89
Consumer Staples	9.12
Energy	6.16
Materials	5.11
Telecommunication Services	3.29
Real Estate	3.20
Utilities	3.11

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

United States	52.19%
Japan	7.72
United Kingdom	6.00
France	3.35
China	3.34
Canada	3.15
Germany	3.13
Switzerland	2.77
Australia	2.38
South Korea	1.76

TOTAL	85.79%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI ACWI ex U.S. ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.62%	19.18%	19.01%	18.62%	19.18%	19.01%
5 Years	7.59%	7.67%	7.70%	44.15%	44.72%	44.89%
Since Inception	1.85%	1.88%	2.24%	18.73%	18.99%	22.95%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,142.40	$1.70	$1,000.00	$1,023.20	$1.61	0.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

The iShares MSCI ACWI ex U.S. ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.62%, net of fees, while the total return for the Index was 19.01%.

Stocks in Japan and China were the largest contributors to the Index’s performance for the reporting period. Increasing global trade and relatively strong job markets in both countries underpinned their advancing stock markets. Rising foreign demand for the countries’ exports also helped economic growth in China and Japan, the second- and fourth-largest exporters in the world, respectively. Japan logged its longest economic expansion in a decade during the reporting period, as preparation for the 2020 Tokyo Summer Olympics increased economic activity.

European equities contributed to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributors included stocks in France, the U.K., and Germany.

From a sector perspective, the financials and information technology sectors were the largest contributors to the Index’s performance for the reporting period. The financials sector benefited from improving global economic conditions and expectations of more lenient regulatory policies in the U.S., while the information technology sector was a beneficiary of strong earnings growth. Within the financials sector, banks contributed the most to the Index’s performance, while internet software and services companies contributed the most in the information technology sector.

Currency fluctuations had a modestly positive impact on Index performance for the reporting period, led by the euro’s 5% gain against the U.S. dollar.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	23.46%
Industrials	11.82
Consumer Discretionary	11.26
Information Technology	10.95
Consumer Staples	9.84
Health Care	7.83
Materials	7.70
Energy	6.42
Telecommunication Services	4.39
Real Estate	3.29
Utilities	3.04

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	16.05%
United Kingdom	12.46
France	7.11
China	6.97
Canada	6.59
Germany	6.46
Switzerland	5.77
Australia	4.93
South Korea	3.71
Taiwan	2.88

TOTAL	72.93%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.68%	18.43%	17.77%	17.68%	18.43%	17.77%
5 Years	8.97%	9.14%	9.06%	53.62%	54.88%	54.31%
10 Years	1.39%	1.49%	1.46%	14.75%	15.98%	15.64%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,138.40	$1.70	$1,000.00	$1,023.20	$1.61	0.32%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE ETF

The iShares MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 17.68%, net of fees, while the total return for the Index was 17.77%.

Japanese stocks, which represented about 25% on average of the Index during the reporting period, contributed the most to the Index’s performance. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains in the Japanese stock market.

European equity markets were also meaningful contributors to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was France, which advanced sharply as the election of Emmanuel Macron as president eased investor concerns about anti-European Union sentiment. U.K. stocks were also a leading contributor, advancing despite uncertainty about the domestic economy and impending Brexit negotiations.

From a sector perspective, the financials sector was the largest contributor to the Index’s performance for the reporting period. Financials stocks benefited from improving global economic conditions and expectations of more lenient regulatory policies, particularly in the U.S. Within the financials sector, banks and insurance companies contributed the most to the Index’s performance. Other contributing sectors within the Index included industrials, materials, and consumer discretionary, all economically sensitive sectors that benefited from improving global economic conditions.

Currency fluctuations had a modestly positive impact on Index performance for the reporting period, led by the euro’s 5% gain against the U.S. dollar.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	21.94%
Industrials	14.33
Consumer Discretionary	11.99
Consumer Staples	11.46
Health Care	10.41
Materials	7.73
Information Technology	6.08
Energy	4.80
Telecommunication Services	4.27
Real Estate	3.61
Utilities	3.38

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	23.21%
United Kingdom	17.86
France	10.29
Germany	9.38
Switzerland	8.33
Australia	7.15
Netherlands	3.74
Spain	3.57
Hong Kong	3.51
Sweden	2.86

TOTAL	89.90%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE SMALL-CAP ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.21%	21.14%	20.27%	20.21%	21.14%	20.27%
5 Years	13.58%	13.83%	13.66%	89.06%	91.08%	89.68%
Since Inception	4.42%	4.44%	4.55%	51.72%	52.09%	53.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/10/07. The first day of secondary market trading was 12/12/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,166.80	$2.15	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

The iShares MSCI EAFE Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 20.21%, net of fees, while the total return for the Index was 20.27%.

Japanese small-capitalization stocks, which represented approximately 30% of the Index on average during the reporting period, contributed the most to the Index’s performance. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains in the Japanese stock market.

European small-capitalization stocks were also meaningful contributors to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was the U.K., where small-capitalization stocks advanced despite uncertainty about the domestic economy and impending Brexit negotiations. Other notable contributors among European markets included stocks in Germany, Italy, France, and Switzerland.

From a sector perspective, the industrials and information technology sectors were the largest contributors to the Index’s performance for the reporting period. Both sectors benefited from improving global economic conditions and strong earnings growth. The financials sector was also a significant contributor to the Index’s performance for the reporting period. Financials stocks also benefited from a stronger global economy, as well as expectations of more lenient regulatory policies in the U.S.

Currency fluctuations had a modestly negative impact on Index performance for the reporting period, driven in part by the Japanese yen’s 8% decline against the U.S. dollar.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Industrials	22.25%
Consumer Discretionary	15.66
Financials	11.61
Information Technology	11.45
Real Estate	10.52
Materials	9.12
Health Care	7.00
Consumer Staples	6.63
Energy	2.43
Utilities	2.04
Telecommunication Services	1.29

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	29.60%
United Kingdom	18.62
Germany	6.79
Australia	6.14
Sweden	5.27
Switzerland	4.88
France	4.44
Italy	4.03
Spain	2.42
Hong Kong	2.34

TOTAL	84.53%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.11%

EXCHANGE-TRADED FUNDS — 100.11%
iShares MSCI EAFE ETF[a]	41,029	$2,746,071

		2,746,071

TOTAL INVESTMENT COMPANIES
(Cost: $2,367,438)		2,746,071

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	1,103	1,103

		1,103

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,103)		1,103

Value
TOTAL INVESTMENTS IN SECURITIES — 100.15%
(Cost: $2,368,541)[d]	$2,747,174
Other Assets, Less Liabilities — (0.15)%	(4,072)

NET ASSETS — 100.00%	$2,743,102

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,369,684. Net unrealized appreciation was $377,490, of which $378,633 represented gross unrealized appreciation on securities and $1,143 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI EAFE ETF	41,122	3,153	(3,246)	41,029	$2,746,071	$69,012	$7,130

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	127,000	USD	99,313	MS	08/04/2017	$2,285
CHF	54,000	USD	55,648	MS	08/04/2017	202
DKK	80,000	USD	12,616	MS	08/04/2017	120
EUR	198,000	USD	232,056	MS	08/04/2017	2,361
GBP	97,000	USD	127,236	MS	08/04/2017	754
JPY	35,950,000	USD	325,083	MS	08/04/2017	1,036
NOK	69,000	USD	8,672	MS	08/04/2017	104
NZD	2,000	USD	1,498	MS	08/04/2017	4
SEK	175,000	USD	21,469	MS	08/04/2017	209
SGD	12,000	USD	8,843	MS	08/04/2017	12
USD	62,744	CHF	60,000	MS	08/04/2017	690
USD	88,870	HKD	693,000	MS	08/04/2017	142
USD	3,435	ILS	12,000	MS	08/04/2017	66
AUD	1,000	USD	798	MS	09/07/2017	2
JPY	159,000	USD	1,442	MS	09/07/2017	2

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	1,037	CHF	1,000	MS	09/07/2017	$1
USD	88,556	HKD	691,000	MS	09/07/2017	2
USD	3,378	ILS	12,000	MS	09/07/2017	3

						7,995

CHF	6,000	USD	6,265	MS	08/04/2017	(60)
HKD	693,000	USD	88,735	MS	08/04/2017	(7)
ILS	12,000	USD	3,373	MS	08/04/2017	(3)
USD	97,617	AUD	127,000	MS	08/04/2017	(3,980)
USD	12,294	DKK	80,000	MS	08/04/2017	(442)
USD	226,264	EUR	198,000	MS	08/04/2017	(8,153)
USD	125,948	GBP	97,000	MS	08/04/2017	(2,042)
USD	321,467	JPY	35,950,000	MS	08/04/2017	(4,652)
USD	8,242	NOK	69,000	MS	08/04/2017	(534)
USD	1,467	NZD	2,000	MS	08/04/2017	(35)
USD	20,725	SEK	175,000	MS	08/04/2017	(953)
USD	8,722	SGD	12,000	MS	08/04/2017	(133)
USD	49,406	AUD	62,000	MS	09/07/2017	(172)
USD	55,765	CHF	54,000	MS	09/07/2017	(203)
USD	12,490	DKK	79,000	MS	09/07/2017	(110)
USD	221,011	EUR	188,000	MS	09/07/2017	(1,960)
USD	243,683	GBP	185,000	MS	09/07/2017	(695)
USD	1,685	ILS	6,000	MS	09/07/2017	(2)
USD	320,494	JPY	35,378,000	MS	09/07/2017	(903)
USD	13,756	NOK	109,000	MS	09/07/2017	(118)
USD	2,246	NZD	3,000	MS	09/07/2017	(6)
USD	39,403	SEK	319,000	MS	09/07/2017	(187)
USD	8,846	SGD	12,000	MS	09/07/2017	(13)

						(25,363)

			Net unrealized depreciation			$(17,368)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$2,746,071	$—	$—	$2,746,071
Money market funds	1,103	—	—	1,103

Total	$2,747,174	$—	$—	$2,747,174

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$7,995	$—	$7,995
Liabilities:
Forward currency contracts	—	(25,363)	—	(25,363)

Total	$—	$(17,368)	$—	$(17,368)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.26%

EXCHANGE-TRADED FUNDS — 100.26%
iShares MSCI ACWI ETF[a]	40,691	$2,737,690

		2,737,690

TOTAL INVESTMENT COMPANIES
(Cost: $2,428,047)		2,737,690

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	1,078	1,078

		1,078

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,078)		1,078

Value
TOTAL INVESTMENTS IN SECURITIES — 100.30%
(Cost: $2,429,125)[d]	$2,738,768
Other Assets, Less Liabilities — (0.30)%	(8,249)

NET ASSETS — 100.00%	$2,730,519

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $2,431,142. Net unrealized appreciation was $307,626, of which $309,643 represented gross unrealized appreciation on securities and $2,017 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI ACWI ETF	20,451	22,492	(2,252)	40,691	$2,737,690	$53,164	$4,470

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	83,000	USD	65,936	MS	08/03/2017	$463
BRL	70,000	USD	22,120	MS	08/03/2017	323
CAD	112,000	USD	89,253	MS	08/03/2017	584
CHF	72,000	USD	74,041	MS	08/03/2017	420
CLP	146,000	USD	220	MS	08/03/2017	5
DKK	106,000	USD	16,689	MS	08/03/2017	185
EUR	267,000	USD	312,442	MS	08/03/2017	3,649
GBP	126,000	USD	164,920	MS	08/03/2017	1,330
ILS	8,000	USD	2,245	MS	08/03/2017	1
INR	1,764,000	USD	27,480	MS	08/03/2017	16
JPY	23,635,000	USD	212,380	MS	08/03/2017	2,016
KRW	67,412,000	USD	59,967	MS	08/03/2017	265
MXN	6,000	USD	329	MS	08/03/2017	8
NOK	48,000	USD	6,016	MS	08/03/2017	88
NZD	2,000	USD	1,493	MS	08/03/2017	9

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
RUB	5,000	USD	83	MS	08/03/2017	$1
SEK	228,000	USD	27,972	MS	08/03/2017	269
SGD	16,000	USD	11,760	MS	08/03/2017	47
TRY	13,000	USD	3,671	MS	08/03/2017	21
TWD	1,590,000	USD	52,554	MS	08/03/2017	101
USD	159,221	CHF	153,000	MS	08/03/2017	992
USD	93,491	HKD	729,000	MS	08/03/2017	157
USD	4,541	ILS	16,000	MS	08/03/2017	50
USD	8,351	RUB	498,000	MS	08/03/2017	24
USD	21,402	ZAR	280,000	MS	08/03/2017	159
ZAR	3,000	USD	223	MS	08/03/2017	5
AUD	1,000	USD	798	MS	09/06/2017	2
CAD	1,000	USD	800	MS	09/06/2017	2
EUR	1,000	USD	1,184	MS	09/06/2017	2
GBP	1,000	USD	1,321	MS	09/06/2017	—
JPY	145,000	USD	1,315	MS	09/06/2017	3
RUB	6,000	USD	99	MS	09/06/2017	1
SEK	9,000	USD	1,115	MS	09/06/2017	2
TWD	9,000	USD	298	MS	09/06/2017	1
USD	4,884	CLP	3,173,000	MS	09/06/2017	5
USD	95,609	HKD	746,000	MS	09/06/2017	9
USD	730	KRW	817,000	MS	09/06/2017	1
USD	11,194	MXN	200,000	MS	09/06/2017	23
USD	7,751	RUB	465,000	MS	09/06/2017	25
USD	19,723	ZAR	259,000	MS	09/06/2017	183

						11,447

CHF	82,000	USD	85,030	MS	08/03/2017	(227)
CLP	3,173,000	USD	4,889	MS	08/03/2017	(6)
HKD	729,000	USD	93,343	MS	08/03/2017	(9)
ILS	8,000	USD	2,245	MS	08/03/2017	(1)
MXN	200,000	USD	11,255	MS	08/03/2017	(23)
RUB	493,000	USD	8,276	MS	08/03/2017	(32)
USD	63,588	AUD	83,000	MS	08/03/2017	(2,811)
USD	21,093	BRL	70,000	MS	08/03/2017	(1,351)
USD	86,075	CAD	112,000	MS	08/03/2017	(3,762)
USD	4,998	CLP	3,319,000	MS	08/03/2017	(110)
USD	16,289	DKK	106,000	MS	08/03/2017	(585)
USD	304,917	EUR	267,000	MS	08/03/2017	(11,174)
USD	163,790	GBP	126,000	MS	08/03/2017	(2,460)
USD	27,189	INR	1,764,000	MS	08/03/2017	(307)
USD	209,588	JPY	23,635,000	MS	08/03/2017	(4,807)
USD	58,970	KRW	67,412,000	MS	08/03/2017	(1,262)
USD	11,370	MXN	206,000	MS	08/03/2017	(200)
USD	5,712	NOK	48,000	MS	08/03/2017	(393)
USD	1,457	NZD	2,000	MS	08/03/2017	(45)
USD	26,837	SEK	228,000	MS	08/03/2017	(1,404)
USD	11,589	SGD	16,000	MS	08/03/2017	(218)
USD	3,655	TRY	13,000	MS	08/03/2017	(37)
USD	52,184	TWD	1,590,000	MS	08/03/2017	(471)
ZAR	277,000	USD	21,202	MS	08/03/2017	(187)
HKD	5,000	USD	641	MS	09/06/2017	—
KRW	1,143,000	USD	1,022	MS	09/06/2017	(1)
USD	65,149	AUD	82,000	MS	09/06/2017	(423)
USD	21,740	BRL	69,000	MS	09/06/2017	(240)
USD	86,979	CAD	109,000	MS	09/06/2017	(495)
USD	74,194	CHF	72,000	MS	09/06/2017	(426)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	336	CLP	219,000	MS	09/06/2017	$—
USD	16,416	DKK	104,000	MS	09/06/2017	(170)
USD	299,282	EUR	255,000	MS	09/06/2017	(3,135)
USD	161,231	GBP	123,000	MS	09/06/2017	(1,242)
USD	2,248	ILS	8,000	MS	09/06/2017	(2)
USD	28,669	INR	1,847,000	MS	09/06/2017	(32)
USD	210,385	JPY	23,376,000	MS	09/06/2017	(1,967)
USD	59,332	KRW	66,672,000	MS	09/06/2017	(206)
USD	446	MXN	8,000	MS	09/06/2017	(1)
USD	6,042	NOK	48,000	MS	09/06/2017	(67)
USD	1,492	NZD	2,000	MS	09/06/2017	(9)
USD	330	RUB	20,000	MS	09/06/2017	(2)
USD	26,954	SEK	219,000	MS	09/06/2017	(224)
USD	11,765	SGD	16,000	MS	09/06/2017	(48)
USD	3,634	TRY	13,000	MS	09/06/2017	(17)
USD	52,059	TWD	1,573,000	MS	09/06/2017	(82)
USD	1,582	ZAR	21,000	MS	09/06/2017	(2)

						(40,673)

			Net unrealized depreciation			$(29,226)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

RUB — New Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$2,737,690	$—	$—	$2,737,690
Money market funds	1,078	—	—	1,078

Total	$2,738,768	$—	$—	$2,738,768

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$11,447	$—	$11,447
Liabilities:
Forward currency contracts	—	(40,673)	—	(40,673)

Total	$—	$(29,226)	$—	$(29,226)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.60%

EXCHANGE-TRADED FUNDS — 100.60%
iShares MSCI ACWI ex U.S. ETF[a,b]	1,832,783	$86,489,030

		86,489,030

TOTAL INVESTMENT COMPANIES
(Cost: $76,871,935)		86,489,030

SHORT-TERM INVESTMENTS — 1.13%

MONEY MARKET FUNDS — 1.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	969,709	970,000

		970,000

TOTAL SHORT-TERM INVESTMENTS
(Cost: $970,000)		970,000

Value
TOTAL INVESTMENTS IN SECURITIES — 101.73%
(Cost: $77,841,935)[f]	$87,459,030
Other Assets, Less Liabilities — (1.73)%	(1,491,002)

NET ASSETS — 100.00%	$85,968,028

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $78,024,531. Net unrealized appreciation was $9,434,499, of which $9,617,095 represented gross unrealized appreciation on securities and $182,596 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI ACWI ex U.S. ETF	54,429	2,064,770	(286,416)	1,832,783	$86,489,030	$1,599,467	$674,546

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	5,857,000	USD	4,652,419	MS	08/03/2017	$33,123
BRL	4,879,000	USD	1,541,862	MS	08/03/2017	22,446
CAD	7,561,000	USD	6,021,813	MS	08/03/2017	42,964
CHF	4,789,000	USD	4,924,750	MS	08/03/2017	27,937
CLP	12,751,000	USD	19,175	MS	08/03/2017	448
DKK	7,458,000	USD	1,173,870	MS	08/03/2017	13,350
EUR	18,771,000	USD	21,961,259	MS	08/03/2017	261,011
GBP	8,865,000	USD	11,602,581	MS	08/03/2017	94,284
ILS	529,000	USD	148,459	MS	08/03/2017	84
INR	123,787,000	USD	1,928,120	MS	08/03/2017	1,389
JPY	1,652,956,000	USD	14,852,662	MS	08/03/2017	141,442
KRW	4,507,779,000	USD	4,009,482	MS	08/03/2017	18,172
MXN	548,000	USD	30,055	MS	08/03/2017	722
NOK	3,349,000	USD	419,883	MS	08/03/2017	6,054

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
NZD	149,000	USD	111,202	MS	08/03/2017	$695
RUB	470,000	USD	7,784	MS	08/03/2017	75
SEK	16,120,000	USD	1,976,077	MS	08/03/2017	20,616
SGD	1,139,000	USD	836,922	MS	08/03/2017	3,584
TRY	902,000	USD	254,606	MS	08/03/2017	1,540
TWD	106,626,000	USD	3,524,069	MS	08/03/2017	6,969
USD	11,190,257	CHF	10,752,000	MS	08/03/2017	70,757
USD	6,581,111	HKD	51,318,000	MS	08/03/2017	10,811
USD	318,490	ILS	1,122,000	MS	08/03/2017	3,432
USD	122,899	KRW	137,190,000	MS	08/03/2017	321
USD	35,328	MXN	625,000	MS	08/03/2017	226
USD	565,706	RUB	33,734,000	MS	08/03/2017	1,604
USD	1,504,265	ZAR	19,674,000	MS	08/03/2017	11,651
ZAR	252,000	USD	18,695	MS	08/03/2017	424
AUD	142,000	USD	113,306	MS	09/06/2017	246
CAD	94,000	USD	75,214	MS	09/06/2017	222
EUR	145,000	USD	171,471	MS	09/06/2017	492
GBP	53,000	USD	69,991	MS	09/06/2017	18
JPY	20,899,000	USD	189,424	MS	09/06/2017	426
NZD	4,000	USD	2,997	MS	09/06/2017	5
RUB	325,000	USD	5,363	MS	09/06/2017	37
SEK	630,000	USD	78,039	MS	09/06/2017	142
SGD	7,000	USD	5,164	MS	09/06/2017	4
TRY	4,000	USD	1,122	MS	09/06/2017	1
TWD	1,321,000	USD	43,681	MS	09/06/2017	106
USD	20,744	CHF	20,000	MS	09/06/2017	16
USD	325,054	CLP	211,165,000	MS	09/06/2017	316
USD	6,300,818	HKD	49,163,000	MS	09/06/2017	568
USD	11,232	KRW	12,569,000	MS	09/06/2017	8
USD	742,284	MXN	13,262,000	MS	09/06/2017	1,507
USD	515,197	RUB	30,909,000	MS	09/06/2017	1,676
USD	1,312,620	ZAR	17,237,000	MS	09/06/2017	12,154

						814,075

CAD	321,000	USD	257,832	MS	08/03/2017	(354)
CHF	5,963,000	USD	6,186,544	MS	08/03/2017	(19,731)
CLP	221,174,000	USD	340,839	MS	08/03/2017	(470)
HKD	51,318,000	USD	6,571,052	MS	08/03/2017	(751)
ILS	617,000	USD	173,422	MS	08/03/2017	(168)
KRW	201,968,000	USD	181,574	MS	08/03/2017	(1,118)
MXN	13,890,000	USD	781,990	MS	08/03/2017	(1,889)
RUB	34,202,000	USD	574,181	MS	08/03/2017	(2,253)
TWD	4,649,000	USD	154,103	MS	08/03/2017	(146)
USD	4,492,618	AUD	5,857,000	MS	08/03/2017	(192,924)
USD	1,473,151	BRL	4,879,000	MS	08/03/2017	(91,158)
USD	6,066,459	CAD	7,882,000	MS	08/03/2017	(255,796)
USD	352,463	CLP	233,925,000	MS	08/03/2017	(7,529)
USD	1,146,806	DKK	7,458,000	MS	08/03/2017	(40,414)
USD	21,450,117	EUR	18,771,000	MS	08/03/2017	(772,153)
USD	11,525,305	GBP	8,865,000	MS	08/03/2017	(171,560)
USD	6,723	ILS	24,000	MS	08/03/2017	(16)
USD	1,908,526	INR	123,787,000	MS	08/03/2017	(20,983)
USD	14,664,192	JPY	1,652,956,000	MS	08/03/2017	(329,911)
USD	4,000,644	KRW	4,572,557,000	MS	08/03/2017	(84,888)
USD	762,386	MXN	13,813,000	MS	08/03/2017	(13,390)
USD	399,287	NOK	3,349,000	MS	08/03/2017	(26,650)
USD	108,612	NZD	149,000	MS	08/03/2017	(3,284)
USD	15,592	RUB	938,000	MS	08/03/2017	(93)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	1,899,876	SEK	16,120,000	MS	08/03/2017	$(96,817)
USD	825,442	SGD	1,139,000	MS	08/03/2017	(15,065)
USD	253,562	TRY	902,000	MS	08/03/2017	(2,584)
USD	3,652,731	TWD	111,275,000	MS	08/03/2017	(32,264)
ZAR	19,422,000	USD	1,487,268	MS	08/03/2017	(13,772)
CHF	30,000	USD	31,160	MS	09/06/2017	(68)
HKD	204,000	USD	26,143	MS	09/06/2017	(1)
KRW	64,561,000	USD	57,710	MS	09/06/2017	(58)
USD	4,363,410	AUD	5,492,000	MS	09/06/2017	(28,323)
USD	1,437,631	BRL	4,563,000	MS	09/06/2017	(15,932)
USD	5,762,173	CAD	7,221,000	MS	09/06/2017	(32,773)
USD	4,934,902	CHF	4,789,000	MS	09/06/2017	(28,329)
USD	20,038	CLP	13,047,000	MS	09/06/2017	(26)
USD	1,081,839	DKK	6,854,000	MS	09/06/2017	(11,274)
USD	19,848,329	EUR	16,912,000	MS	09/06/2017	(208,419)
USD	10,642,343	GBP	8,119,000	MS	09/06/2017	(82,183)
USD	149,208	ILS	531,000	MS	09/06/2017	(98)
USD	1,894,650	INR	122,062,000	MS	09/06/2017	(2,143)
USD	14,007,176	JPY	1,556,349,000	MS	09/06/2017	(130,973)
USD	3,948,627	KRW	4,437,151,000	MS	09/06/2017	(13,692)
USD	27,073	MXN	486,000	MS	09/06/2017	(74)
USD	397,730	NOK	3,160,000	MS	09/06/2017	(4,467)
USD	105,181	NZD	141,000	MS	09/06/2017	(644)
USD	18,097	RUB	1,097,000	MS	09/06/2017	(129)
USD	1,789,535	SEK	14,540,000	MS	09/06/2017	(14,837)
USD	791,954	SGD	1,077,000	MS	09/06/2017	(3,162)
USD	248,589	TRY	889,000	MS	09/06/2017	(1,112)
USD	3,464,257	TWD	104,676,000	MS	09/06/2017	(5,450)
USD	95,298	ZAR	1,265,000	MS	09/06/2017	(141)

						(2,782,439)

			Net unrealized depreciation			$(1,968,364)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

RUB — New Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ACWI ex U.S. ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$86,489,030	$—	$—	$86,489,030
Money market funds	970,000	—	—	970,000

Total	$87,459,030	$—	$—	$87,459,030

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$814,075	$—	$814,075
Liabilities:
Forward currency contracts	—	(2,782,439)	—	(2,782,439)

Total	$—	$(1,968,364)	$—	$(1,968,364)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.79%

EXCHANGE-TRADED FUNDS — 100.79%
iShares MSCI EAFE ETF[a]	64,434,454	$4,312,598,006

		4,312,598,006

TOTAL INVESTMENT COMPANIES
(Cost: $4,041,957,945)		4,312,598,006

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c,d]	4,637,630	4,637,630

		4,637,630

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,637,630)		4,637,630

Value
TOTAL INVESTMENTS IN SECURITIES — 100.90%
(Cost: $4,046,595,575)[e]	$4,317,235,636
Other Assets, Less Liabilities — (0.90)%	(38,631,591)

NET ASSETS — 100.00%	$4,278,604,045

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security was purchased with cash collateral received in connection with forward curency contracts.
[e]	The cost of investments for federal income tax purposes was $4,082,616,448. Net unrealized appreciation was $234,619,188, of which $270,640,061 represented gross unrealized appreciation on securities and $36,020,873 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI EAFE ETF	61,708,842	34,171,884	(31,446,272)	64,434,454	$4,312,598,006	$102,871,968	$11,078,141

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	13,168,000	USD	10,037,723	BNP	08/03/2017	$496,545
AUD	398,515,000	USD	316,842,937	HSBC	08/03/2017	1,965,077
AUD	4,402,000	USD	3,366,060	MS	08/03/2017	155,496
AUD	7,406,000	USD	5,623,217	RBS	08/03/2017	301,509
AUD	6,903,000	USD	5,314,628	SSB	08/03/2017	207,703
CHF	347,112,000	USD	356,951,291	MS	08/03/2017	2,024,871
DKK	8,736,000	USD	1,341,546	BNP	08/03/2017	49,115
DKK	8,468,000	USD	1,302,121	CBA	08/03/2017	45,878
DKK	11,591,000	USD	1,781,554	CITI	08/03/2017	63,587
DKK	1,970,000	USD	303,173	MS	08/03/2017	10,427
DKK	495,512,000	USD	78,055,041	NAB	08/03/2017	824,243
DKK	14,883,000	USD	2,291,436	SSB	08/03/2017	77,750
DKK	5,316,000	USD	820,513	UBS	08/03/2017	25,728
EUR	35,532,000	USD	40,589,617	BNP	08/03/2017	1,475,361

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	25,042,000	USD	28,601,035	BOA	08/03/2017	$1,045,233
EUR	20,251,000	USD	23,157,424	CIBC	08/03/2017	816,962
EUR	16,071,000	USD	18,257,768	CITI	08/03/2017	768,075
EUR	12,670,000	USD	14,540,377	MS	08/03/2017	459,152
EUR	1,236,601,000	USD	1,447,865,628	SSB	08/03/2017	16,099,071
EUR	800,000	USD	925,168	TDB	08/03/2017	21,921
GBP	32,514,000	USD	42,212,715	BNP	08/03/2017	687,665
GBP	17,811,000	USD	23,023,216	MS	08/03/2017	477,389
GBP	1,177,000	USD	1,517,305	RBS	08/03/2017	35,680
GBP	581,386,000	USD	761,032,857	SSB	08/03/2017	6,073,013
GBP	12,202,000	USD	15,863,757	TDB	08/03/2017	236,090
GBP	7,766,000	USD	10,048,544	UBS	08/03/2017	198,253
ILS	26,000	USD	7,294	BOA	08/03/2017	7
ILS	2,000	USD	561	SSB	08/03/2017	—
ILS	229,000	USD	64,212	TDB	08/03/2017	92
JPY	1,788,155,000	USD	15,934,120	BNP	08/03/2017	286,386
JPY	2,208,718,000	USD	19,403,021	CITI	08/03/2017	632,447
JPY	367,035,000	USD	3,225,947	MS	08/03/2017	103,459
JPY	112,854,015,000	USD	1,014,317,820	NAB	08/03/2017	9,390,503
JPY	6,396,000	USD	56,216	RBS	08/03/2017	1,803
JPY	1,890,144,000	USD	16,711,797	SSB	08/03/2017	433,859
JPY	1,497,366,000	USD	13,242,003	TDB	08/03/2017	340,731
JPY	73,972,000	USD	660,809	TNTC	08/03/2017	10,197
JPY	223,058,000	USD	1,972,242	UBS	08/03/2017	51,136
NOK	10,336,000	USD	1,234,672	BNP	08/03/2017	79,895
NOK	4,115,000	USD	498,176	CIBC	08/03/2017	25,184
NOK	217,615,000	USD	27,307,699	MS	08/03/2017	369,306
NOK	1,979,000	USD	237,441	SSB	08/03/2017	14,255
NOK	9,376,000	USD	1,121,159	TNTC	08/03/2017	71,312
NOK	2,308,000	USD	278,611	UBS	08/03/2017	14,928
NZD	1,000	USD	722	BNP	08/03/2017	29
NZD	106,000	USD	76,576	BOA	08/03/2017	3,029
NZD	479,000	USD	349,522	MS	08/03/2017	10,200
NZD	10,222,000	USD	7,632,277	RBS	08/03/2017	44,299
NZD	84,000	USD	61,111	SSB	08/03/2017	1,972
NZD	40,000	USD	29,162	TNTC	08/03/2017	877
SEK	41,593,000	USD	4,955,822	BNP	08/03/2017	196,067
SEK	1,053,188,000	USD	129,356,417	BOA	08/03/2017	1,096,020
SEK	21,826,000	USD	2,587,855	CIBC	08/03/2017	115,608
SEK	17,864,000	USD	2,119,335	MS	08/03/2017	93,378
SEK	48,066,000	USD	5,701,885	TNTC	08/03/2017	251,778
SEK	2,092,000	USD	249,007	UBS	08/03/2017	10,117
SGD	2,591,000	USD	1,880,331	BNP	08/03/2017	31,655
SGD	1,279,000	USD	925,404	MS	08/03/2017	18,413
SGD	635,000	USD	459,473	RBS	08/03/2017	9,115
SGD	78,965,000	USD	58,035,693	SSB	08/03/2017	235,254
SGD	4,000	USD	2,892	TDB	08/03/2017	60
USD	821,530,889	CHF	789,440,000	MS	08/03/2017	5,108,116
USD	150,266,370	HKD	1,171,708,000	MS	08/03/2017	251,290
USD	25,823	ILS	90,000	BOA	08/03/2017	551
USD	11,963,954	ILS	41,784,000	CITI	08/03/2017	230,995
AUD	899,000	USD	718,756	BNP	09/06/2017	138
AUD	6,813,000	USD	5,436,931	JPM	09/06/2017	11,153
AUD	1,039,000	USD	829,531	MS	09/06/2017	1,315
AUD	4,268,000	USD	3,401,660	SSB	09/06/2017	11,288
CHF	1,717,000	USD	1,777,883	MS	09/06/2017	1,584
DKK	1,316,000	USD	208,514	MS	09/06/2017	1,369

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
DKK	1,152,000	USD	183,724	SSB	09/06/2017	$4
EUR	3,162,000	USD	3,725,155	BOA	09/06/2017	24,811
EUR	5,809,000	USD	6,840,770	CITI	09/06/2017	48,401
EUR	6,045,000	USD	7,140,070	JPM	09/06/2017	28,984
EUR	2,753,000	USD	3,264,838	RBS	09/06/2017	76
GBP	3,743,000	USD	4,922,041	MS	09/06/2017	22,152
GBP	1,559,000	USD	2,052,247	NAB	09/06/2017	7,062
JPY	300,589,000	USD	2,722,543	BNP	09/06/2017	8,061
JPY	258,059,000	USD	2,344,195	CITI	09/06/2017	58
JPY	1,661,447,000	USD	15,059,133	JPM	09/06/2017	33,746
NOK	605,000	USD	76,599	BOA	09/06/2017	404
NZD	69,000	USD	51,608	CITI	09/06/2017	178
NZD	224,000	USD	167,843	JPM	09/06/2017	275
SEK	2,686,000	USD	331,833	BNP	09/06/2017	1,491
SEK	5,116,000	USD	631,168	CITI	09/06/2017	3,713
SEK	40,756,000	USD	5,048,263	JPM	09/06/2017	9,439
SGD	438,000	USD	322,961	NAB	09/06/2017	401
SGD	207,000	USD	152,680	SSB	09/06/2017	142
USD	139,692,849	HKD	1,089,972,000	MS	09/06/2017	12,680
USD	10,785,367	ILS	38,349,000	BNP	09/06/2017	2,467
USD	39,651	ILS	141,000	BOA	09/06/2017	5

						54,407,514

CHF	680,000	USD	704,773	MS	08/03/2017	(1,531)
CHF	441,648,000	USD	458,074,977	MS	08/03/2017	(1,331,608)
HKD	1,171,708,000	USD	150,035,467	MS	08/03/2017	(20,387)
ILS	39,059,000	USD	10,974,777	BNP	08/03/2017	(6,999)
ILS	411,000	USD	115,413	BOA	08/03/2017	(4)
ILS	384,000	USD	109,704	CITI	08/03/2017	(1,876)
ILS	355,000	USD	100,160	HSBC	08/03/2017	(476)
ILS	914,000	USD	260,024	MS	08/03/2017	(3,373)
ILS	648,000	USD	183,828	RBS	08/03/2017	(1,870)
USD	1,923,422	AUD	2,480,000	BNP	08/03/2017	(60,554)
USD	1,330,966	AUD	1,708,000	TNTC	08/03/2017	(35,417)
USD	326,870,594	AUD	426,206,000	UBS	08/03/2017	(14,089,944)
USD	154,021	DKK	983,000	BNP	08/03/2017	(2,460)
USD	83,452,753	DKK	543,332,000	HSBC	08/03/2017	(3,038,874)
USD	156,322	DKK	998,000	MS	08/03/2017	(2,547)
USD	178,892	DKK	1,163,000	SSB	08/03/2017	(6,243)
USD	2,745,428	EUR	2,356,000	BNP	08/03/2017	(43,751)
USD	3,214,112	EUR	2,810,000	BNY	08/03/2017	(112,540)
USD	1,530,791,871	EUR	1,339,442,000	JPM	08/03/2017	(54,922,360)
USD	2,747,398	EUR	2,359,000	UBS	08/03/2017	(45,332)
USD	1,515,436	GBP	1,163,000	BNP	08/03/2017	(19,076)
USD	1,517,034	GBP	1,164,000	BOA	08/03/2017	(18,798)
USD	842,520,093	GBP	649,166,000	SSB	08/03/2017	(14,017,644)
USD	1,776,810	GBP	1,363,000	TNTC	08/03/2017	(21,592)
USD	21,591	ILS	77,000	BOA	08/03/2017	(30)
USD	21,548	ILS	77,000	SSB	08/03/2017	(74)
USD	11,545,667	JPY	1,295,242,000	BNP	08/03/2017	(203,583)
USD	2,004,215	JPY	222,613,000	NAB	08/03/2017	(15,127)
USD	1,060,705,573	JPY	119,391,004,000	UBS	08/03/2017	(22,300,330)
USD	56,181	NOK	448,000	BNP	08/03/2017	(797)
USD	29,152,661	NOK	244,323,000	BOA	08/03/2017	(1,921,157)
USD	61,105	NOK	510,000	MS	08/03/2017	(3,759)
USD	55,931	NOK	448,000	TNTC	08/03/2017	(1,047)
USD	63,857	NZD	87,000	BNP	08/03/2017	(1,479)

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	8,052	NZD	11,000	CIBC	08/03/2017	$(208)
USD	17,576	NZD	24,000	MS	08/03/2017	(448)
USD	7,866,557	NZD	10,790,000	RBS	08/03/2017	(236,578)
USD	14,866	NZD	20,000	TNTC	08/03/2017	(154)
USD	245,377	SEK	2,014,000	BNP	08/03/2017	(4,086)
USD	138,816,283	SEK	1,180,581,000	MS	08/03/2017	(7,415,605)
USD	247,703	SEK	2,034,000	RBS	08/03/2017	(4,238)
USD	59,673,035	SGD	82,281,000	HSBC	08/03/2017	(1,044,901)
USD	113,105	SGD	154,000	MS	08/03/2017	(537)
USD	756,181	SGD	1,039,000	SSB	08/03/2017	(10,532)
CHF	2,488,000	USD	2,584,188	MS	09/06/2017	(5,671)
GBP	1,356,000	USD	1,791,283	TNTC	09/06/2017	(119)
HKD	5,418,000	USD	694,418	MS	09/06/2017	(100)
ILS	89,000	USD	25,028	BOA	09/06/2017	(3)
ILS	102,000	USD	28,713	HSBC	09/06/2017	(32)
ILS	45,000	USD	12,658	JPM	09/06/2017	(5)
NOK	531,000	USD	67,588	BNP	09/06/2017	(4)
NZD	27,000	USD	20,298	SSB	09/06/2017	(33)
SEK	2,338,000	USD	290,143	MS	09/06/2017	(4)
SGD	180,000	USD	132,893	SSB	09/06/2017	(5)
USD	316,705,848	AUD	398,515,000	HSBC	09/06/2017	(1,970,655)
USD	359,177,234	CHF	348,553,000	MS	09/06/2017	(2,056,622)
USD	97,367	DKK	613,000	BNP	09/06/2017	(398)
USD	78,200,998	DKK	495,512,000	NAB	09/06/2017	(825,928)
USD	34,843	DKK	220,000	RBS	09/06/2017	(244)
USD	1,405,916,606	EUR	1,197,897,000	SSB	09/06/2017	(14,726,598)
USD	9,063,300	GBP	6,867,000	BNP	09/06/2017	(7,438)
USD	761,365,937	GBP	581,002,000	SSB	09/06/2017	(6,089,533)
USD	1,015,769,428	JPY	112,854,015,000	NAB	09/06/2017	(9,416,386)
USD	1,356,598	NOK	10,711,000	BNP	09/06/2017	(6,671)
USD	27,274,519	NOK	217,180,000	MS	09/06/2017	(367,598)
USD	118,497	NOK	940,000	TNTC	09/06/2017	(1,143)
USD	7,627,585	NZD	10,222,000	RBS	09/06/2017	(44,298)
USD	129,597,713	SEK	1,053,188,000	BOA	09/06/2017	(1,099,871)
USD	1,016,492	SGD	1,379,000	BNP	09/06/2017	(1,581)
USD	56,322,043	SGD	76,571,000	SSB	09/06/2017	(207,977)

						(157,798,843)

			Net unrealized depreciation			$(103,391,329)

Counterparties:

BNP — BNP Paribas SA

BNY — Bank of New York

BOA — Bank of America N.A.

CBA — Commonwealth Bank of Australia Sydney

CIBC — Imperial Bank of Canada

CITI — Citibank N.A. London

HSBC — HSBC Bank PLC

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

NAB — National Australia Bank Limited

RBS — Royal Bank of Scotland

SSB — State Street Bank London

TDB — Toronto Dominion Bank

TNTC — The Northern Trust Company

UBS — UBS AG London

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE ETF

July 31, 2017

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$4,312,598,006	$—	$—	$4,312,598,006
Money market funds	4,637,630	—	—	4,637,630

Total	$4,317,235,636	$—	$—	$4,317,235,636

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$54,407,514	$—	$54,407,514
Liabilities:
Forward currency contracts	—	(157,798,843)	—	(157,798,843)

Total	$—	$(103,391,329)	$—	$(103,391,329)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.87%

EXCHANGE-TRADED FUNDS — 100.87%
iShares MSCI EAFE Small-Cap ETF[a]	168,120	$10,055,257

		10,055,257

TOTAL INVESTMENT COMPANIES
(Cost: $9,287,882)		10,055,257

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	5,575	5,575

		5,575

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,575)		5,575

Value
TOTAL INVESTMENTS IN SECURITIES — 100.92%
(Cost: $9,293,457)[d]	$10,060,832
Other Assets, Less Liabilities — (0.92)%	(92,099)

NET ASSETS — 100.00%	$9,968,733

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $9,300,527. Net unrealized appreciation was $760,305, of which $767,375 represented gross unrealized appreciation on securities and $7,070 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI EAFE Small-Cap ETF	166,472	146,275	(144,627)	168,120	$10,055,257	$301,163	$773,618

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	1,058,000	USD	840,175	MS	08/03/2017	$6,214
CHF	519,000	USD	533,712	MS	08/03/2017	3,028
DKK	1,473,000	USD	231,705	MS	08/03/2017	2,778
EUR	2,953,000	USD	3,452,593	MS	08/03/2017	43,351
GBP	1,901,000	USD	2,486,564	MS	08/03/2017	21,698
ILS	499,000	USD	140,030	MS	08/03/2017	89
JPY	432,766,000	USD	3,889,421	MS	08/03/2017	36,236
NOK	1,751,000	USD	219,323	MS	08/03/2017	3,375
NZD	198,000	USD	147,669	MS	08/03/2017	1,026
SEK	5,957,000	USD	730,222	MS	08/03/2017	7,638
SGD	285,000	USD	209,305	MS	08/03/2017	1,007
USD	1,313,290	CHF	1,262,000	MS	08/03/2017	8,155
USD	300,352	HKD	2,342,000	MS	08/03/2017	503
USD	296,129	ILS	1,043,000	MS	08/03/2017	3,254

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	149,000	USD	118,949	MS	09/06/2017	$200
CHF	68,000	USD	70,369	MS	09/06/2017	105
DKK	171,000	USD	27,101	MS	09/06/2017	171
EUR	327,000	USD	385,293	MS	09/06/2017	2,512
GBP	207,000	USD	272,514	MS	09/06/2017	916
JPY	50,499,000	USD	457,442	MS	09/06/2017	1,300
NOK	191,000	USD	24,186	MS	09/06/2017	124
NZD	2,000	USD	1,499	MS	09/06/2017	2
SEK	772,000	USD	95,424	MS	09/06/2017	379
SGD	30,000	USD	22,130	MS	09/06/2017	19
USD	16,615	CHF	16,000	MS	09/06/2017	33
USD	256,708	HKD	2,003,000	MS	09/06/2017	23
USD	1,125	ILS	4,000	MS	09/06/2017	—

						144,136

CHF	743,000	USD	771,829	MS	08/03/2017	(3,433)
HKD	2,342,000	USD	299,902	MS	08/03/2017	(53)
ILS	545,000	USD	153,211	MS	08/03/2017	(175)
USD	810,629	AUD	1,058,000	MS	08/03/2017	(35,760)
USD	226,365	DKK	1,473,000	MS	08/03/2017	(8,118)
USD	3,372,475	EUR	2,953,000	MS	08/03/2017	(123,469)
USD	2,471,155	GBP	1,901,000	MS	08/03/2017	(37,107)
USD	280	ILS	1,000	MS	08/03/2017	(1)
USD	3,837,621	JPY	432,766,000	MS	08/03/2017	(88,036)
USD	208,398	NOK	1,751,000	MS	08/03/2017	(14,300)
USD	144,237	NZD	198,000	MS	08/03/2017	(4,458)
USD	701,260	SEK	5,957,000	MS	08/03/2017	(36,600)
USD	206,429	SGD	285,000	MS	08/03/2017	(3,882)
HKD	293,000	USD	37,557	MS	09/06/2017	(9)
ILS	57,000	USD	16,051	MS	09/06/2017	(24)
NZD	22,000	USD	16,540	MS	09/06/2017	(29)
USD	739,682	AUD	931,000	MS	09/06/2017	(4,801)
USD	534,812	CHF	519,000	MS	09/06/2017	(3,070)
USD	202,693	DKK	1,284,000	MS	09/06/2017	(2,086)
USD	2,936,677	EUR	2,502,000	MS	09/06/2017	(30,565)
USD	2,105,144	GBP	1,606,000	MS	09/06/2017	(16,249)
USD	125,042	ILS	445,000	MS	09/06/2017	(82)
USD	3,421,529	JPY	380,160,000	MS	09/06/2017	(31,911)
USD	190,543	NOK	1,514,000	MS	09/06/2017	(2,155)
USD	129,051	NZD	173,000	MS	09/06/2017	(790)
USD	628,060	SEK	5,103,000	MS	09/06/2017	(5,207)
USD	175,002	SGD	238,000	MS	09/06/2017	(706)

						(453,076)

			Net unrealized depreciation			$(308,940)

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EAFE SMALL-CAP ETF

July 31, 2017

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$10,055,257	$—	$—	$10,055,257
Money market funds	5,575	—	—	5,575

Total	$10,060,832	$—	$—	$10,060,832

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$144,136	$—	$144,136
Liabilities:
Forward currency contracts	—	(453,076)	—	(453,076)

Total	$—	$(308,940)	$—	$(308,940)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.04%

AUSTRALIA — 2.37%
AGL Energy Ltd.	69,789	$1,342,757
Alumina Ltd.	1,148,543	1,742,185
Amcor Ltd./Australia	164,464	2,014,140
AMP Ltd.	807,897	3,476,468
APA Group	240,745	1,656,754
ASX Ltd.	147,956	6,177,713
Aurizon Holdings Ltd.	261,844	1,049,397
AusNet Services	625,532	816,509
Australia & New Zealand Banking Group Ltd.	417,275	9,870,690
Bendigo & Adelaide Bank Ltd.	142,824	1,267,942
BHP Billiton Ltd.	412,242	8,507,584
Boral Ltd.	367,278	2,029,058
Brambles Ltd.	549,115	4,050,688
Coca-Cola Amatil Ltd.	159,595	1,049,881
Commonwealth Bank of Australia	289,786	19,370,997
CSL Ltd.	80,609	8,108,632
Dexus	208,826	1,563,799
Fortescue Metals Group Ltd.	213,695	979,264
Goodman Group	291,058	1,849,635
GPT Group (The)	291,058	1,113,034
Incitec Pivot Ltd.	502,589	1,283,975
James Hardie Industries PLC	152,021	2,325,373
LendLease Group	114,692	1,542,860
Macquarie Group Ltd.	72,494	4,967,463
Medibank Pvt Ltd.	1,041,966	2,262,642
Mirvac Group	793,106	1,373,993
National Australia Bank Ltd.	442,538	10,581,345
Newcrest Mining Ltd.	85,478	1,378,476
Orica Ltd.	135,791	2,156,251
Origin Energy Ltd.[a]	423,200	2,338,004
QBE Insurance Group Ltd.	233,712	2,211,021
Rio Tinto Ltd.	83,855	4,404,355
Santos Ltd.[a]	428,472	1,159,620
Scentre Group	886,839	2,924,074
Seek Ltd.	97,921	1,336,797
South32 Ltd.	1,427,158	3,315,573
Stockland	303,501	1,017,660
Suncorp Group Ltd.	492,461	5,618,205
Sydney Airport	501,507	2,694,546
Telstra Corp. Ltd.	1,028,441	3,366,330
Transurban Group	167,710	1,527,700

Security	Shares	Value
Treasury Wine Estates Ltd.	181,776	$1,767,573
Vicinity Centres	717,907	1,576,138
Wesfarmers Ltd.	197,601	6,425,354
Westfield Corp.	347,502	2,130,649
Westpac Banking Corp.	561,890	14,273,976
Woodside Petroleum Ltd.	124,430	2,897,711
Woolworths Ltd.	239,813	5,111,843

		172,006,634
AUSTRIA — 0.10%
Erste Group Bank AG	67,423	2,791,353
OMV AG	47,166	2,659,210
Voestalpine AG	42,739	2,159,686

		7,610,249
BELGIUM — 0.41%
Ageas	67,911	3,047,754
Anheuser-Busch InBev SA/NV	136,332	16,362,875
Groupe Bruxelles Lambert SA	46,184	4,719,265
KBC Group NV	44,362	3,661,198
UCB SA	23,263	1,688,412

		29,479,504
BRAZIL — 0.37%
Ambev SA	595,195	3,647,355
B3 SA – Brasil Bolsa Balcao	595,100	3,901,951
Banco do Brasil SA	162,300	1,490,563
BR Malls Participacoes SA	643,348	2,717,502
BRF SAa	108,272	1,279,169
CCR SA	216,400	1,182,756
Cia. de Saneamento Basico do Estado de Sao Paulo	162,300	1,742,453
Cielo SA	213,846	1,786,042
Embraer SA	216,464	1,092,364
Hypermarcas SA	162,300	1,453,688
Klabin SA Units	270,500	1,384,960
Kroton Educacional SA	216,400	1,044,260
Natura Cosmeticos SA	162,300	1,300,997
TIM Participacoes SA	162,300	552,599
Ultrapar Participacoes SA	108,200	2,562,176

		27,138,835
CANADA — 3.13%
Agnico Eagle Mines Ltd.	71,412	3,324,052
Agrium Inc.	23,422	2,336,675
Alimentation Couche-Tard Inc. Class B	72,494	3,427,168
ARC Resources Ltd.	97,921	1,346,017

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Bank of Montreal	126,376	$9,555,887
Bank of Nova Scotia (The)	200,881	12,476,452
Barrick Gold Corp.	239,122	4,030,780
BCE Inc.	44,903	2,101,254
Bombardier Inc. Class Ba	636,757	1,278,046
Brookfield Asset Management Inc. Class A	190,973	7,404,967
Cameco Corp.	134,943	1,377,971
Canadian Imperial Bank of Commerce	85,664	7,413,185
Canadian National Railway Co.	138,496	10,910,900
Canadian Natural Resources Ltd.	214,421	6,537,822
Canadian Pacific Railway Ltd.	30,296	4,728,700
Canadian Tire Corp. Ltd. Class A	8,330	947,937
Canadian Utilities Ltd. Class A	13,723	434,224
CCL Industries Inc. Class B	27,050	1,292,854
Cenovus Energy Inc.	176,907	1,481,121
Constellation Software Inc./Canada	3,787	2,033,936
Crescent Point Energy Corp.	116,856	915,748
Dollarama Inc.	41,657	4,059,605
Enbridge Inc.	289,435	11,961,138
Encana Corp.	198,547	1,992,535
Fairfax Financial Holdings Ltd.	4,869	2,314,717
Finning International Inc.	39,493	792,355
First Quantum Minerals Ltd.	157,431	1,734,756
Fortis Inc./Canada	28,132	1,022,655
Franco-Nevada Corp.	38,952	2,813,589
Gildan Activewear Inc.	75,740	2,275,440
Goldcorp Inc.[b]	182,317	2,386,573
Husky Energy Inc.[a,b]	105,101	1,212,752
Imperial Oil Ltd.	88,883	2,543,068
Kinross Gold Corp.[a]	203,957	838,302
Magna International Inc. Class A	68,166	3,241,094
Manulife Financial Corp.	317,044	6,510,487
National Bank of Canada	35,531	1,595,351
Open Text Corp.	49,772	1,659,664
Pembina Pipeline Corp.	46,526	1,580,816
Potash Corp. of Saskatchewan Inc.	160,815	2,867,678
Power Corp. of Canada	161,893	3,925,150
Restaurant Brands International Inc.	48,149	2,859,948

Security	Shares	Value
Rogers Communications Inc. Class B	109,823	$5,693,355
Royal Bank of Canada	238,110	17,709,497
Saputo Inc.	66,002	2,230,414
Shaw Communications Inc. Class B	195,301	4,335,337
Shopify Inc. Class Aa,b	16,771	1,540,778
SNC-Lavalin Group Inc.	74,658	3,278,134
Sun Life Financial Inc.	114,755	4,384,466
Suncor Energy Inc.	301,442	9,803,403
Teck Resources Ltd. Class B	91,429	1,978,385
TELUS Corp.	22,380	805,863
Thomson Reuters Corp.	61,227	2,795,619
Toronto-Dominion Bank (The)	305,323	15,691,583
Tourmaline Oil Corp.[a]	58,428	1,291,859
TransCanada Corp.	138,177	7,038,403
Valeant Pharmaceuticals International Inc.[a,b]	74,658	1,226,241
Wheaton Precious Metals Corp.	121,184	2,449,747

		227,796,453
CHILE — 0.15%
Aguas Andinas SA Series A	1,282,711	806,309
Banco de Chile	5,881,583	841,814
Banco de Credito e Inversiones	12,985	788,733
Banco Santander Chile	9,765,796	690,100
Cia. Cervecerias Unidas SA	67,625	899,648
Colbun SA	2,882,448	670,077
Empresas CMPC SA	457,686	1,149,452
Empresas COPEC SA	68,166	828,734
Enel Americas SA	4,222,505	851,440
Enel Chile SA	4,222,505	458,308
Enel Generacion Chile SA	584,821	454,303
Itau CorpBanca	47,794,104	453,130
LATAM Airlines Group SA	126,053	1,480,615
SACI Falabella	86,027	800,932

		11,173,595
CHINA — 3.33%
58.com Inc. ADR[a,b]	24,345	1,242,812
Agricultural Bank of China Ltd. Class H	3,787,000	1,769,819
Alibaba Group Holding Ltd. ADR[a,b]	186,645	28,920,643
Baidu Inc. ADR[a,b]	42,198	9,551,517
Bank of China Ltd. Class H	15,689,000	7,733,866

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Beijing Enterprises Water Group Ltd.[b]	2,164,000	$1,798,219
Brilliance China Automotive Holdings Ltd.	2,164,000	5,480,550
China Construction Bank Corp. Class H	12,246,260	10,191,954
China Evergrande Group[a,b]	1,623,000	4,519,792
China Galaxy Securities Co. Ltd. Class H	811,500	715,893
China Gas Holdings Ltd.[b]	2,164,000	5,236,724
China Huishan Dairy Holdings Co. Ltd.[a,b,c]	3,096,000	4
China Life Insurance Co. Ltd. Class H	2,164,000	6,857,615
China Mengniu Dairy Co. Ltd.[b]	1,082,000	2,108,543
China Merchants Bank Co. Ltd. Class H	1,082,288	3,561,366
China Mobile Ltd.	1,082,000	11,602,530
China Overseas Land & Investment Ltd.	1,082,000	3,671,248
China Pacific Insurance Group Co. Ltd. Class H	649,200	2,867,730
China Petroleum & Chemical Corp. Class H	5,565,200	4,225,480
China Shenhua Energy Co. Ltd. Class H	1,082,000	2,695,943
China Taiping Insurance Holdings Co. Ltd.	432,800	1,302,254
China Telecom Corp. Ltd. Class H	2,164,000	1,030,720
China Unicom Hong Kong Ltd.[a]	2,164,000	3,142,034
Chongqing Changan Automobile Co. Ltd. Class B	491,679	652,202
CNOOC Ltd.	3,246,000	3,632,458
Country Garden Holdings Co. Ltd.[b]	2,705,866	3,783,289
Ctrip.com International Ltd. ADR[a,b]	51,936	3,102,137
Fosun International Ltd.[b]	1,895,000	2,872,775
GCL-Poly Energy Holdings Ltd.[a,b]	9,424,000	1,001,507
GOME Electrical Appliances Holding Ltd.[b]	7,574,000	911,578
Great Wall Motor Co. Ltd. Class Hb	1,164,500	1,493,991

Security	Shares	Value
Guangdong Investment Ltd.[b]	1,568,000	$2,208,408
Haier Electronics Group Co. Ltd.	1,082,000	2,791,534
Hengan International Group Co. Ltd.[b]	270,500	2,064,211
Industrial & Commercial Bank of China Ltd. Class H	13,010,260	9,112,005
JD.com Inc. ADR[a,b]	91,429	4,129,848
Kunlun Energy Co. Ltd.	1,082,000	1,079,208
Lenovo Group Ltd.[b]	2,164,000	1,341,045
Momo Inc. ADR[a]	18,394	808,048
NetEase Inc. ADR	16,230	5,052,074
New Oriental Education & Technology Group Inc. ADR[a]	35,706	2,844,340
PetroChina Co. Ltd. Class H	4,328,000	2,787,378
Ping An Insurance Group Co. of China Ltd. Class H	1,352,500	10,035,323
Shimao Property Holdings Ltd.	931,000	1,857,196
SINA Corp./China[a]	9,738	923,260
Sino Biopharmaceutical Ltd.	1,082,000	955,910
Sino-Ocean Group Holding Ltd.	4,057,500	2,270,286
TAL Education Group Class A ADR[b]	20,017	3,138,065
Tencent Holdings Ltd.	1,027,900	41,246,821
TravelSky Technology Ltd. Class H	541,000	1,433,865
Vipshop Holdings Ltd. ADR[a]	73,035	898,331
Want Want China Holdings Ltd.[b]	3,246,000	2,194,437
Weibo Corp. ADR[a,b]	4,740	364,743
Yum China Holdings Inc.[a]	90,347	3,233,519
YY Inc. ADR[a]	16,771	1,199,127

		241,646,175
COLOMBIA — 0.03%
Ecopetrol SA	1,192,905	554,176
Grupo de Inversiones Suramericana SA	101,167	1,415,672

		1,969,848
CZECH REPUBLIC — 0.03%
CEZ AS	63,297	1,144,786
Komercni Banka AS	10,870	467,175
O2 Czech Republic AS	58,969	750,744

		2,362,705
DENMARK — 0.66%
AP Moller – Maersk A/S Class A	1,082	2,250,575
Carlsberg A/S Class B	21,840	2,418,530
Chr Hansen Holding A/Sb	30,109	2,415,346

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Danske Bank A/S	179,613	$7,246,995
DSV A/S	90,347	5,809,571
Genmab A/Sa	9,577	2,169,672
Novo Nordisk A/S Class B	328,387	13,957,743
Novozymes A/S Class Bb	56,805	2,613,463
Pandora A/S	16,350	1,874,081
TDC A/S	136,901	841,029
Tryg A/S	114,692	2,576,531
Vestas Wind Systems A/S	35,165	3,423,036

		47,596,572
EGYPT — 0.02%
Commercial International Bank Egypt SAE	277,092	1,297,685

		1,297,685
FINLAND — 0.28%
Fortum OYJ	63,849	1,040,342
Metso OYJ	75,740	2,400,317
Nokia OYJ	806,090	5,113,048
Sampo OYJ Class A	113,069	6,162,848
UPM-Kymmene OYJ	198,006	5,371,666

		20,088,221
FRANCE — 3.34%
Accor SA	72,716	3,365,846
Air Liquide SA	60,275	7,369,364
Airbus SE	100,085	8,330,819
Alstom SA	47,135	1,683,004
Arkema SA	12,877	1,460,204
Atos SE	16,771	2,539,844
AXA SA	315,944	9,297,554
BNP Paribas SA	184,482	14,261,763
Bouygues SA	71,650	3,061,811
Capgemini SE	56,264	6,102,847
Carrefour SA	94,273	2,256,858
Cie. de Saint-Gobain	106,272	5,875,071
Cie. Generale des Etablissements Michelin Class B	47,608	6,418,449
Credit Agricole SA	274,287	4,802,260
Danone SA	99,707	7,416,520
Edenred	72,093	1,886,949
Engie SA	221,810	3,557,900
Essilor International SA	58,969	7,446,072
Groupe Eurotunnel SE Registered	136,332	1,504,806
Hermes International	3,787	1,910,967

Security	Shares	Value
Iliad SAb	7,033	$1,738,399
Ingenico Group SA	10,820	1,130,506
Kering	20,017	6,973,816
L’Oreal SA	42,826	8,841,128
Legrand SA	45,985	3,166,234
LVMH Moet Hennessy Louis Vuitton SE	50,369	12,631,207
Orange SA	337,436	5,657,245
Pernod Ricard SA	55,182	7,628,239
Publicis Groupe SA	29,592	2,229,755
Renault SA	33,542	3,011,826
Safran SA	48,690	4,588,425
Sanofi	196,924	18,741,046
Schneider Electric SE	94,273	7,374,665
SES SA	110,905	2,598,797
Societe Generale SA	126,594	7,403,018
STMicroelectronics NV	167,710	2,853,247
Suez	60,088	1,082,493
Total SA	390,061	19,756,537
Unibail-Rodamco SE	20,843	5,193,696
Valeo SA	40,575	2,800,433
Veolia Environnement SA	67,326	1,512,536
Vinci SA	79,184	7,070,934
Vivendi SA	198,280	4,574,923
Wendel SA	10,820	1,622,663
Zodiac Aerospace	61,133	1,740,632

		242,471,308
GERMANY — 2.99%
adidas AG	40,034	9,109,621
Allianz SE Registered	75,950	16,118,117
BASF SE	158,513	15,061,217
Bayer AG Registered	139,578	17,632,877
Bayerische Motoren Werke AG	61,674	5,650,580
Beiersdorf AG	23,804	2,601,619
Commerzbank AGa	239,122	3,123,729
Continental AG	15,148	3,402,235
Covestro AGd	22,181	1,716,056
Daimler AG Registered	147,152	10,286,358
Deutsche Bank AG Registered[b]	344,076	6,121,497
Deutsche Boerse AG	51,991	5,419,305
Deutsche Post AG Registered	187,762	7,260,985
Deutsche Telekom AG Registered	546,410	9,949,943
Deutsche Wohnen AG Bearer	103,331	4,079,387
E.ON SE	346,781	3,419,254

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Fresenius Medical Care AG & Co. KGaA	57,887	$5,445,572
Fresenius SE & Co. KGaA	61,674	5,193,938
GEA Group AGb	28,673	1,161,049
HeidelbergCement AG	30,968	3,060,376
Henkel AG & Co. KGaA	23,804	2,986,109
Infineon Technologies AG	225,628	4,890,696
Lanxess AGb	31,919	2,454,393
Linde AG	40,034	7,636,978
MAN SE	27,050	2,985,726
Merck KGaA	22,181	2,428,159
Metro Wholesale & Food Specialist AGa,b	58,993	1,186,918
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	35,219	7,536,465
Osram Licht AG	35,165	2,923,313
ProSiebenSat.1 Media SE Registered	44,903	1,792,041
RWE AGa	82,232	1,727,192
SAP SE	162,971	17,231,376
Siemens AG Registered	131,463	17,785,671
thyssenkrupp AGb	107,209	3,170,731
Vonovia SE	87,642	3,539,568
Zalando SEa,b,d	24,345	1,085,395

		217,174,446
GREECE — 0.04%
Alpha Bank AEa	310,002	741,950
Eurobank Ergasias SAa	572,880	624,769
JUMBO SA	31,992	533,718
National Bank of Greece SAa	1,383,255	557,753
Piraeus Bank SAa	2,024,022	553,627

		3,011,817
HONG KONG — 1.21%
AIA Group Ltd.	2,055,800	16,201,288
Bank of East Asia Ltd. (The)	541,000	2,317,043
Cheung Kong Property Holdings Ltd.	811,516	6,572,011
CK Hutchison Holdings Ltd.[b]	654,016	8,616,768
CLP Holdings Ltd.	270,500	2,883,315
Galaxy Entertainment Group Ltd.	541,000	3,349,148
Hang Lung Properties Ltd.	1,082,000	2,695,943
Hang Seng Bank Ltd.	186,200	4,052,931

Security	Shares	Value
Henderson Land Development Co. Ltd.	831,962	$4,814,848
Hong Kong & China Gas Co. Ltd.[b]	2,963,869	5,608,853
Hong Kong Exchanges & Clearing Ltd.[b]	185,700	5,297,460
Li & Fung Ltd.[b]	2,170,000	794,633
Link REIT	541,000	4,398,571
Melco Resorts & Entertainment Ltd. ADR	41,657	841,471
New World Development Co. Ltd.	1,805,666	2,441,417
Sands China Ltd.[b]	432,800	2,008,796
Swire Pacific Ltd. Class A	541,000	5,396,042
Techtronic Industries Co. Ltd.	811,500	3,610,638
WH Group Ltd.[d]	1,893,500	1,777,092
Wharf Holdings Ltd. (The)	541,200	4,604,616

		88,282,884
HUNGARY — 0.05%
OTP Bank PLC	101,965	3,776,586

		3,776,586
INDIA — 0.88%
Dr. Reddy’s Laboratories Ltd. ADR	118,479	4,335,147
ICICI Bank Ltd. ADR	729,577	6,792,362
Infosys Ltd. ADR	648,118	10,240,264
Larsen & Toubro Ltd. GDR[e]	507,179	9,230,658
Reliance Industries Ltd. GDR[d]	308,370	15,295,152
Tata Motors Ltd. ADR	223,974	7,713,664
Wipro Ltd. ADR[b]	1,669,526	10,267,585

		63,874,832
INDONESIA — 0.29%
Astra International Tbk PT	4,706,700	2,817,167
Bank Central Asia Tbk PT	3,732,900	5,239,059
Bank Mandiri Persero Tbk PT	1,352,957	1,386,060
Bank Negara Indonesia Persero Tbk PT	2,273,388	1,271,145
Bank Rakyat Indonesia Persero Tbk PT	2,164,000	2,399,662
Charoen Pokphand Indonesia Tbk PT	2,456,945	492,348
Indocement Tunggal Prakarsa Tbk PT	407,000	534,562
Indofood Sukses Makmur Tbk PT	1,485,000	933,419

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Kalbe Farma Tbk PT	6,113,300	$796,050
Semen Indonesia Persero Tbk PT	811,500	606,006
Telekomunikasi Indonesia Persero Tbk PT	6,492,000	2,285,161
Unilever Indonesia Tbk PT	270,500	993,769
United Tractors Tbk PT	561,606	1,268,714

		21,023,122
IRELAND — 0.13%
Bank of Ireland Group PLC[a]	158,269	1,315,524
CRH PLC	106,036	3,712,365
Kerry Group PLC Class A	29,755	2,678,447
Paddy Power Betfair PLC	15,689	1,565,615

		9,271,951
ISRAEL — 0.19%
Israel Chemicals Ltd.	183,539	876,990
Mizrahi Tefahot Bank Ltd.	130,922	2,366,592
Mobileye NVa	27,772	1,757,968
Nice Ltd.	47,067	3,498,393
Teva Pharmaceutical Industries Ltd. ADR	173,661	5,586,674

		14,086,617
ITALY — 0.78%
Assicurazioni Generali SpA	169,333	3,060,538
Atlantia SpA	126,053	3,817,960
CNH Industrial NV	300,796	3,475,459
Enel SpA	909,973	5,175,470
Eni SpA	390,061	6,148,624
Ferrari NV	25,427	2,671,080
Fiat Chrysler Automobiles NVa	189,891	2,283,592
Intesa Sanpaolo SpA	2,286,807	7,851,180
Leonardo SpA	160,989	2,795,844
Luxottica Group SpA	41,116	2,369,012
Mediobanca SpA	290,517	3,019,311
Snam SpA	804,467	3,790,074
Telecom Italia SpA/Milano[a]	2,185,099	2,242,611
Tenaris SA	83,855	1,323,804
UniCredit SpA[a]	324,628	6,368,737

		56,393,296
JAPAN — 7.70%
Acom Co. Ltd.[a,b]	324,600	1,380,714
Aeon Co. Ltd.	270,500	4,069,924
Aisin Seiki Co. Ltd.	54,100	2,815,286
Ajinomoto Co. Inc.	162,300	3,259,366

Security	Shares	Value
Alps Electric Co. Ltd.	54,100	$1,473,741
Asahi Group Holdings Ltd.	162,300	6,608,332
Asics Corp.	108,200	1,965,314
Astellas Pharma Inc.	541,000	6,893,778
Bandai Namco Holdings Inc.[b]	108,200	3,755,346
Bridgestone Corp.	164,700	6,941,562
Canon Inc.	216,400	7,514,610
Casio Computer Co. Ltd.	108,200	1,770,448
Central Japan Railway Co.	54,100	8,690,665
Chugoku Electric Power Co. Inc. (The)	162,300	1,775,833
Concordia Financial Group Ltd.	595,100	2,998,793
Dai-ichi Life Holdings Inc.	216,400	3,742,616
Daiichi Sankyo Co. Ltd.	216,400	4,715,971
Daikin Industries Ltd.	54,100	5,728,495
Daiwa House Industry Co. Ltd.	162,300	5,653,583
Daiwa Securities Group Inc.	541,000	3,114,440
Denso Corp.	162,300	7,793,690
East Japan Railway Co.	108,200	10,135,029
Eisai Co. Ltd.	54,100	2,898,031
FANUC Corp.	54,100	11,048,161
Fast Retailing Co. Ltd.	9,000	2,697,679
FUJIFILM Holdings Corp.	162,300	5,953,228
Fujitsu Ltd.	541,000	4,032,958
Hitachi Ltd.	1,082,000	7,438,230
Honda Motor Co. Ltd.	324,600	9,130,339
Hoya Corp.	108,200	6,096,685
ITOCHU Corp.	270,500	4,236,393
Japan Tobacco Inc.	216,400	7,508,734
JFE Holdings Inc.	108,200	2,088,208
JTEKT Corp.	78,400	1,117,517
JXTG Holdings Inc.	757,480	3,360,484
Kakaku.com Inc.	108,200	1,524,661
Kansai Electric Power Co. Inc. (The)	162,300	2,175,359
Kao Corp.	162,300	9,861,824
KDDI Corp.	324,600	8,578,053
Keikyu Corp.[b]	541,000	6,271,967
Keyence Corp.	20,000	9,234,807
Kintetsu Group Holdings Co. Ltd.	1,082,000	4,142,142
Kirin Holdings Co. Ltd.	54,100	1,190,009
Kobe Steel Ltd.[a]	108,200	1,353,296
Komatsu Ltd.	216,400	5,805,854
Kubota Corp.	162,300	2,819,447

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Kyocera Corp.	108,200	$6,572,591
Kyushu Electric Power Co. Inc.	216,400	2,557,748
Lion Corp.	54,100	1,155,491
Marubeni Corp.	541,000	3,580,554
Mazda Motor Corp.	108,200	1,629,928
MINEBEA MITSUMI Inc.	54,100	892,568
MISUMI Group Inc.	54,100	1,339,586
Mitsubishi Chemical Holdings Corp.	649,200	5,458,227
Mitsubishi Corp.	270,500	5,866,811
Mitsubishi Electric Corp.	432,800	6,699,890
Mitsubishi Estate Co. Ltd.	54,100	982,168
Mitsubishi Heavy Industries Ltd.	1,082,000	4,301,757
Mitsubishi Motors Corp.	162,300	1,172,138
Mitsubishi UFJ Financial Group Inc.	2,272,200	14,394,678
Mitsui & Co. Ltd.	378,700	5,500,824
Mitsui Fudosan Co. Ltd.	172,500	3,956,751
Mizuho Financial Group Inc.	4,328,000	7,692,830
MS&AD Insurance Group Holdings Inc.	108,200	3,791,578
Murata Manufacturing Co. Ltd.	54,100	8,411,584
NEC Corp.	592,000	1,607,313
Nidec Corp.	54,400	5,986,732
Nippon Steel & Sumitomo Metal Corp.	162,634	3,991,705
Nippon Telegraph & Telephone Corp.	162,300	7,917,073
Nissan Motor Co. Ltd.	541,000	5,366,179
Nitto Denko Corp.	54,100	4,826,624
Nomura Holdings Inc.	676,800	4,023,008
Nomura Real Estate Master Fund Inc.	2,164	3,061,072
NTT DOCOMO Inc.	294,320	6,826,935
Olympus Corp.	54,100	1,963,356
Ono Pharmaceutical Co. Ltd.	108,200	2,365,819
ORIX Corp.	324,600	5,145,363
Otsuka Holdings Co. Ltd.	54,100	2,379,528
Panasonic Corp.	432,800	5,957,634
Rakuten Inc.	270,500	3,300,005
Recruit Holdings Co. Ltd.	162,300	2,804,025
Resona Holdings Inc.	541,000	2,782,971
SBI Holdings Inc./Japan	324,630	4,639,040
Secom Co. Ltd.	54,100	4,052,543
Seven & I Holdings Co. Ltd.	162,300	6,529,015

Security	Shares	Value
Seven Bank Ltd.	703,300	$2,781,502
Shin-Etsu Chemical Co. Ltd.	108,200	9,900,014
Shionogi & Co. Ltd.	54,100	2,886,770
Shiseido Co. Ltd.	108,200	3,818,996
SoftBank Group Corp.[b]	162,300	13,157,911
Sompo Holdings Inc.	54,100	2,121,012
Sony Corp.[b]	270,500	11,114,259
Subaru Corp.	108,300	3,914,659
Sumitomo Chemical Co. Ltd.	541,000	3,172,705
Sumitomo Corp.	401,800	5,423,636
Sumitomo Electric Industries Ltd.	270,500	4,375,933
Sumitomo Mitsui Financial Group Inc.	216,400	8,215,738
Sumitomo Mitsui Trust Holdings Inc.	108,208	3,970,091
Suruga Bank Ltd.	108,200	2,606,710
Suzuki Motor Corp.	108,200	5,121,372
T&D Holdings Inc.	216,400	3,196,206
Takeda Pharmaceutical Co. Ltd.	162,300	8,566,303
TDK Corp.	54,100	3,892,439
Terumo Corp.	108,200	4,088,285
Tohoku Electric Power Co. Inc.	216,400	2,941,606
Tokio Marine Holdings Inc.	162,300	6,822,784
Tokyo Electric Power Co. Holdings Inc.[a]	378,700	1,603,978
Tokyo Electron Ltd.	54,100	7,625,752
Tokyo Gas Co. Ltd.	541,000	2,864,737
Toray Industries Inc.	541,000	4,881,461
Toshiba Corp.[a,b]	1,082,000	2,408,905
Toyota Motor Corp.	486,900	27,470,334
Unicharm Corp.	54,100	1,385,365
USS Co. Ltd.	216,400	4,361,490

		559,536,197
MALAYSIA — 0.24%
AirAsia Bhd	1,406,600	1,061,151
Alliance Financial Group Bhd	1,190,200	1,092,488
CIMB Group Holdings Bhd	820,400	1,255,079
DiGi.Com Bhd[b]	865,600	970,426
Genting Bhd	216,800	492,186
Genting Plantations Bhd	324,600	812,732
Hong Leong Bank Bhd	132,500	485,869
Hong Leong Financial Group Bhd	270,500	1,081,621
IHH Healthcare Bhd	1,514,800	2,087,427

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
IJM Corp. Bhd	108,220	$87,708
IOI Properties Group Bhd	1,216,018	596,435
Malaysia Airports Holdings Bhd	324,600	663,377
Maxis Bhd[b]	538,300	710,357
Petronas Gas Bhd	162,300	710,382
PPB Group Bhd	216,400	852,156
Public Bank Bhd	395,570	1,873,680
RHB Bank Bhd New[a,c]	146,400	—
Sapura Energy Bhd[b]	1,947,600	700,527
Telekom Malaysia Bhd[b]	703,300	1,044,725
Tenaga Nasional Bhd	216,400	713,668
YTL Power International Bhd	270,590	88,480

		17,380,474
MEXICO — 0.41%
Alfa SAB de CV	934,500	1,292,132
America Movil SAB de CV	5,518,200	4,872,323
Cemex SAB de CV CPO[a]	3,880,354	3,739,231
Fomento Economico Mexicano SAB de CV	595,100	5,993,959
Gentera SAB de CV	1,190,200	1,805,056
Grupo Financiero Banorte SAB de CV	486,900	3,219,421
Grupo Mexico SAB de CV Series B	703,328	2,285,038
Grupo Televisa SAB[b]	432,800	2,300,860
Mexichem SAB de CV	331,923	943,376
Wal-Mart de Mexico SAB de CV	1,298,400	2,988,281

		29,439,677
NETHERLANDS — 1.25%
Aegon NV	337,584	1,886,178
AerCap Holdings NVa	16,771	823,456
Akzo Nobel NV	70,560	6,357,401
Altice NV Class Aa,b	86,560	2,128,342
ArcelorMittal[a,b]	111,446	2,916,310
ASML Holding NV	59,017	8,916,815
Gemalto NVb	21,099	1,071,149
Heineken NV	51,936	5,398,876
ING Groep NV	616,236	11,490,271
Koninklijke Ahold Delhaize NV	196,231	4,001,310
Koninklijke DSM NV	30,296	2,228,152
Koninklijke KPN NV	747,121	2,698,943
Koninklijke Philips NV	212,731	8,121,227
NN Group NV	57,346	2,318,380
NXP Semiconductors NVa	48,690	5,371,968
RELX NV	401,422	8,414,861

Security	Shares	Value
Unilever NV CVA	231,548	$13,458,665
Wolters Kluwer NV	68,166	3,023,033

		90,625,337
NEW ZEALAND — 0.02%
Auckland International Airport Ltd.	308,659	1,610,663

		1,610,663
NORWAY — 0.21%
DNB ASA	168,792	3,302,610
Orkla ASA	509,858	5,226,732
Statoil ASA	115,835	2,160,893
Telenor ASA	194,760	3,877,255
Yara International ASA	16,778	665,268

		15,232,758
PAKISTAN — 0.02%
Engro Corp. Ltd./Pakistan	54,100	166,530
Habib Bank Ltd.	108,200	242,582
Lucky Cement Ltd.	27,050	181,698
MCB Bank Ltd.	54,100	106,054
Oil & Gas Development Co. Ltd.	108,200	160,596
United Bank Ltd./Pakistan	132,200	261,013

		1,118,473
PERU — 0.04%
Credicorp Ltd.	17,313	3,205,329

		3,205,329
PHILIPPINES — 0.16%
Aboitiz Equity Ventures Inc.	417,260	628,040
Aboitiz Power Corp.	1,372,000	1,060,404
Ayala Land Inc.	1,460,700	1,215,802
Bank of the Philippine Islands	759,649	1,574,698
BDO Unibank Inc.	974,635	2,431,759
Jollibee Foods Corp.	428,260	1,909,602
Metropolitan Bank & Trust Co.	43,287	74,633
Security Bank Corp.	156,890	727,552
SM Prime Holdings Inc.	2,664,025	1,842,538

		11,465,028
POLAND — 0.15%
Alior Bank SAa	100,418	1,783,070
Bank Millennium SAa	720,071	1,537,901
Bank Pekao SA	20,017	708,645
CCC SA	11,902	804,468
Cyfrowy Polsat SA	143,365	1,016,674
KGHM Polska Miedz SA	20,017	678,148
mBank SAa	8,656	1,091,007

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Polski Koncern Naftowy ORLEN SA	19,476	$573,768
Powszechna Kasa Oszczednosci Bank Polski SAa	186,500	1,902,740
Synthos SA	873,361	1,074,176

		11,170,597
PORTUGAL — 0.07%
Banco Espirito Santo SA Registered[a,c]	1	—
EDP – Energias de Portugal SA	689,775	2,439,735
Jeronimo Martins SGPS SA	142,824	2,799,477

		5,239,212
QATAR — 0.08%
Ezdan Holding Group QSC	178,530	639,927
Masraf Al Rayan QSC	181,776	2,086,998
Ooredoo QSC	35,165	925,306
Qatar Insurance Co. SAQ	48,513	932,750
Qatar National Bank QPSC	40,346	1,529,286

		6,114,267
RUSSIA — 0.34%
Lukoil PJSC ADR	115,233	5,432,084
Magnit PJSC GDR[e]	102,249	3,752,538
MMC Norilsk Nickel PJSC ADR	65,033	976,796
Mobile TeleSystems PJSC ADR	334,194	2,864,043
Novatek PJSC GDR[e]	41,657	4,357,322
Sberbank of Russia PJSC ADR	131,631	1,533,501
Surgutneftegas OJSC ADR	242,062	1,059,021
Tatneft PJSC ADR	128,116	4,942,715

		24,918,020
SINGAPORE — 0.44%
Ascendas REIT	1,741,799	3,465,117
CapitaLand Ltd.[b]	2,109,900	5,736,466
CapitaLand Mall Trust[b]	1,623,000	2,403,647
DBS Group Holdings Ltd.	270,500	4,309,026
Genting Singapore PLC	1,623,000	1,393,159
Global Logistic Properties Ltd.[b]	811,500	1,979,122
Hutchison Port Holdings Trust[b]	1,623,000	770,925
Keppel Corp. Ltd.	491,300	2,320,390
Oversea-Chinese Banking Corp. Ltd.[b]	486,900	4,075,438
Singapore Press Holdings Ltd.[b]	236,000	506,012
Singapore Telecommunications Ltd.[b]	1,731,200	5,064,002

		32,023,304

Security	Shares	Value
SOUTH AFRICA — 0.75%
Bid Corp. Ltd.	60,592	$1,452,784
Brait SEa	173,881	829,094
Capitec Bank Holdings Ltd.	34,624	2,256,324
FirstRand Ltd.	915,372	3,598,006
Fortress Income Fund Ltd.	335,420	971,145
Gold Fields Ltd.	158,513	636,515
Growthpoint Properties Ltd.	763,351	1,433,697
MMI Holdings Ltd./South Africa	671,922	1,051,649
Mr. Price Group Ltd.	113,610	1,490,804
MTN Group Ltd.	291,067	2,614,005
Naspers Ltd. Class N	82,773	18,246,918
PSG Group Ltd.	75,740	1,484,748
Redefine Properties Ltd.	1,775,562	1,449,383
Sanlam Ltd.	845,042	4,249,629
Sappi Ltd.	311,075	2,058,547
Sasol Ltd.	108,287	3,258,438
Standard Bank Group Ltd.	360,875	4,478,337
Steinhoff International Holdings NV Class H	404,127	2,021,592
Woolworths Holdings Ltd./South Africa	247,778	1,183,137

		54,764,752
SOUTH KOREA — 1.69%
AmorePacific Corp.[b]	9,197	2,329,967
AmorePacific Group	13,525	1,468,467
BGF retail Co. Ltd.	10,820	893,408
Celltrion Inc.[a,b]	22,249	2,157,202
CJ CheilJedang Corp.	3,787	1,252,125
CJ Corp.	2,164	375,154
CJ E&M Corp.	13,525	902,835
Coway Co. Ltd.	8,966	794,004
Doosan Heavy Industries & Construction Co. Ltd.[b]	37,329	687,170
GS Engineering & Construction Corp.[a,b]	43,860	1,248,328
GS Retail Co. Ltd.	14,607	631,767
Hana Financial Group Inc.	48,149	2,194,360
Hankook Tire Co. Ltd.	14,607	815,815
Hanmi Pharm Co. Ltd.[a,b]	3,246	1,067,448
Hanmi Science Co. Ltd.[a,b]	12,443	926,234
Hanssem Co. Ltd.	4,869	765,778
Hanwha Corp.	55,182	2,413,796
Hyundai Development Co. Engineering & Construction	12,984	494,855

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Hyundai Engineering & Construction Co. Ltd.	12,448	$503,905
Hyundai Glovis Co. Ltd.	4,328	607,208
Hyundai Heavy Industries Co. Ltd.[a]	12,091	1,885,420
Hyundai Mobis Co. Ltd.	9,738	2,140,698
Hyundai Motor Co.	24,345	3,154,484
Hyundai Robotics Co. Ltd.[a]	2,552	1,004,563
Hyundai Steel Co.	8,656	484,993
KB Financial Group Inc.	57,735	3,064,616
KCC Corp.	3,246	1,266,145
Kia Motors Corp.	37,329	1,220,894
Korea Aerospace Industries Ltd. Class A	33,001	1,524,643
Korea Electric Power Corp.	42,739	1,701,463
Korea Zinc Co. Ltd.	2,164	954,322
KT Corp.	49,140	1,528,146
KT&G Corp.	18,530	1,887,690
LG Chem Ltd.	7,574	2,219,983
LG Corp.	13,530	911,632
LG Display Co. Ltd.[b]	37,447	1,059,110
LG Electronics Inc.	17,292	1,036,856
LG Household & Health Care Ltd.	1,623	1,437,284
Lotte Chemical Corp.	7,574	2,497,481
Lotte Confectionery Co. Ltd.	5,017	912,345
Lotte Shopping Co. Ltd.[b]	2,164	508,585
Mirae Asset Daewoo Co. Ltd.	57,358	556,127
NAVER Corp.	4,640	3,329,538
NCsoft Corp.	3,246	1,047,144
OCI Co. Ltd.[b]	16,230	1,337,211
Orion Corp./Republic of Korea[a]	5,570	408,648
Ottogi Corp.[b]	1,082	757,076
POSCO	10,616	3,149,557
Samsung C&T Corp.	10,287	1,277,774
Samsung Electronics Co. Ltd.	16,771	36,118,234
Samsung Fire & Marine Insurance Co. Ltd.	5,410	1,411,662
Samsung SDI Co. Ltd.	9,197	1,384,830
Shinhan Financial Group Co. Ltd.	66,427	3,157,961
SK Holdings Co. Ltd.	8,115	1,968,833
SK Hynix Inc.	98,462	5,807,151
SK Innovation Co. Ltd.	23,263	3,669,112
SK Telecom Co. Ltd.	5,951	1,478,377

Security	Shares	Value
Woori Bank	51,395	$877,212

		122,667,626
SPAIN — 1.15%
ACS Actividades de Construccion y Servicios SA	101,657	3,886,255
Amadeus IT Group SA	78,986	4,848,064
Banco Bilbao Vizcaya Argentaria SA	1,040,530	9,386,136
Banco de Sabadell SA	1,511,558	3,373,568
Banco Santander SA	2,609,405	17,763,653
Bankia SA	448,489	2,264,188
CaixaBank SA	628,101	3,270,187
Distribuidora Internacional de Alimentacion SAb	162,841	1,094,917
Ferrovial SA	106,457	2,289,982
Grifols SA	108,574	3,040,849
Iberdrola SA	995,539	7,821,810
Industria de Diseno Textil SAb	231,007	9,148,485
International Consolidated Airlines Group SA	251,024	1,912,181
Red Electrica Corp. SA	51,216	1,094,152
Repsol SA	312,287	5,213,522
Siemens Gamesa Renewable Energy SA	58,428	954,080
Telefonica SA	575,513	6,486,748

		83,848,777
SWEDEN — 0.96%
Assa Abloy AB Class B	90,888	1,943,816
Atlas Copco AB Class A	247,237	8,943,145
Boliden AB	120,102	3,765,321
Electrolux AB Class B	26,509	905,148
Essity AB Class Ba	68,032	1,968,870
Hennes & Mauritz AB Class B	185,563	4,828,875
Hexagon AB Class B	36,247	1,787,917
Investor AB Class B	79,753	3,776,142
Lundin Petroleum ABa	76,281	1,732,320
Millicom International Cellular SA SDR	10,820	676,831
Nordea Bank AB	591,314	7,448,946
Sandvik AB	333,256	5,244,558
Skandinaviska Enskilda Banken AB Class A	264,395	3,343,731
SKF AB Class B	69,086	1,371,633
Svenska Handelsbanken AB Class A	398,176	5,916,734

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Swedbank AB Class A	157,431	$4,102,639
Telefonaktiebolaget LM Ericsson Class B	612,953	3,974,433
Telia Co. AB	410,625	1,926,458
Volvo AB Class B	344,617	5,845,118

		69,502,635
SWITZERLAND — 2.76%
ABB Ltd. Registered	393,968	9,268,874
Adecco Group AG Registered	26,509	2,027,636
Barry Callebaut AG Registered	1,623	2,319,653
Cie. Financiere Richemont SA Class A Registered	101,866	8,673,153
Credit Suisse Group AG Registered	347,155	5,353,854
Geberit AG Registered	6,492	3,130,101
Givaudan SA Registered	2,705	5,396,823
Julius Baer Group Ltd.	74,760	4,238,350
Kuehne + Nagel International AG Registered	4,328	755,387
LafargeHolcim Ltd. Registered	86,560	5,189,922
Lonza Group AG Registered	27,591	6,577,116
Nestle SA Registered	517,737	43,840,092
Novartis AG Registered	370,044	31,602,452
Partners Group Holding AG	2,705	1,760,626
Roche Holding AG	115,774	29,385,969
Schindler Holding AG Participation Certificates	3,787	818,747
Schindler Holding AG Registered	4,328	912,386
SGS SA Registered	1,082	2,397,591
Sika AG Bearer	541	3,737,125
Sonova Holding AG Registered	10,820	1,759,505
Swatch Group AG (The) Bearer	7,033	2,798,330
Swiss Prime Site AG Registered	11,352	1,026,545
Swiss Re AG	71,953	6,954,052
Swisscom AG Registered	3,787	1,855,330
UBS Group AG	576,594	10,051,626
Vifor Pharma AG	16,230	1,737,637
Zurich Insurance Group AG	23,830	7,281,012

		200,849,894
TAIWAN — 1.37%
Acer Inc.	2,705,000	1,330,306
Advanced Semiconductor Engineering Inc.	2,786,747	3,746,980

Security	Shares	Value
Cathay Financial Holding Co. Ltd.	1,082,000	$1,762,991
Chang Hwa Commercial Bank Ltd.	2,709,392	1,588,192
China Airlines Ltd.	3,787,000	1,163,861
China Development Financial Holding Corp.	2,204,000	664,948
China Steel Corp.	1,664,305	1,366,918
Chunghwa Telecom Co. Ltd.	1,623,140	5,482,945
CTBC Financial Holding Co. Ltd.	1,709,142	1,098,089
E.Sun Financial Holding Co. Ltd.	1,144,254	729,476
EVA Airways Corp.	2,832,660	1,374,326
Far EasTone Telecommunications Co. Ltd.	541,000	1,307,910
First Financial Holding Co. Ltd.	1,126,042	760,751
Formosa Plastics Corp.	559,160	1,677,730
Formosa Taffeta Co. Ltd.	541,000	535,706
Highwealth Construction Corp.	541,000	895,829
Hon Hai Precision Industry Co. Ltd.	2,852,500	11,099,957
HTC Corp.[a]	541,000	1,284,619
Hua Nan Financial Holdings Co. Ltd.	2,729,452	1,595,431
MediaTek Inc.	541,000	4,765,809
Mega Financial Holding Co. Ltd.	1,157,287	979,241
Nan Ya Plastics Corp.	546,830	1,376,334
Phison Electronics Corp.	541,000	7,524,962
Siliconware Precision Industries Co. Ltd.	942,454	1,552,784
SinoPac Financial Holdings Co. Ltd.	1,623,148	509,056
Taishin Financial Holding Co. Ltd.	1,082,356	508,998
Taiwan Business Bank	8,656,290	2,456,803
Taiwan Cooperative Financial Holding Co. Ltd.	4,071,682	2,224,926
Taiwan Mobile Co. Ltd.	541,000	1,934,990
Taiwan Semiconductor Manufacturing Co. Ltd.	4,328,000	30,744,846
Uni-President Enterprises Corp.	1,286,600	2,462,800
United Microelectronics Corp.	5,951,000	2,739,445

		99,247,959
THAILAND — 0.22%
Bangkok Dusit Medical Services PCL NVDR	2,650,900	1,521,560

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Bangkok Expressway & Metro PCL	6,546,100	$1,475,388
BEC World PCL NVDR	1,731,200	962,457
Central Pattana PCL NVDR	1,378,000	2,878,037
Charoen Pokphand Foods PCL NVDR[b]	2,055,800	1,519,772
Energy Absolute PCL NVDR[b]	2,434,500	2,706,910
Glow Energy PCL NVDR	617,400	1,502,844
Indorama Ventures PCL NVDR	1,677,133	1,877,397
Kasikornbank PCL NVDR	216,423	1,251,978

		15,696,343
TURKEY — 0.14%
Akbank TAS	280,238	831,890
Anadolu Efes Biracilik ve Malt Sanayii AS	73,794	432,253
Arcelik AS	107,209	791,064
BIM Birlesik Magazalar AS	44,688	870,006
Coca-Cola Icecek AS	50,389	607,760
Emlak Konut Gayrimenkul Yatirim Ortakligi ASa	987,325	891,034
TAV Havalimanlari Holding AS	111,803	676,469
Turk Hava Yollari AOa	416,657	1,044,111
Turkiye Garanti Bankasi AS	513,950	1,537,336
Turkiye Sise ve Cam Fabrikalari AS	940,142	1,200,641
Turkiye Vakiflar Bankasi Tao Class Db	490,146	979,277

		9,861,841
UNITED ARAB EMIRATES — 0.08%
Abu Dhabi Commercial Bank PJSC	487,441	962,155
Aldar Properties PJSC	2,198,624	1,400,722
DP World Ltd.	58,687	1,349,801
Emaar Properties PJSC	874,797	1,962,544

		5,675,222
UNITED KINGDOM — 5.98%
3i Group PLC	450,653	5,560,947
Anglo American PLC[a]	247,237	4,082,459
Antofagasta PLC	83,855	1,045,805
Ashtead Group PLC	86,019	1,847,337
Associated British Foods PLC	42,739	1,670,064
AstraZeneca PLC	221,810	13,360,815
Auto Trader Group PLC[d]	358,683	1,809,672
Aviva PLC	501,065	3,560,521
BAE Systems PLC	670,890	5,320,073

Security	Shares	Value
Barclays PLC	2,592,244	$6,937,494
Barratt Developments PLC	155,267	1,259,905
Berkeley Group Holdings PLC	17,853	822,836
BHP Billiton PLC	314,321	5,710,226
BP PLC	2,983,074	17,532,133
British American Tobacco PLC	312,698	19,431,185
British American Tobacco PLC ADR	88,214	5,515,139
British Land Co. PLC (The)	163,923	1,319,339
BT Group PLC	1,395,254	5,766,622
Burberry Group PLC	83,314	1,879,311
Capita PLC	107,659	934,624
Carnival PLC	71,800	4,846,465
Centrica PLC	1,272,432	3,329,858
Compass Group PLC	426,029	9,081,966
Diageo PLC	366,906	11,843,651
Experian PLC	335,420	6,663,968
Fresnillo PLC	93,593	1,895,245
G4S PLC	275,910	1,195,997
GlaxoSmithKline PLC	835,925	16,690,420
Glencore PLC	2,000,077	8,810,871
HSBC Holdings PLC	3,143,210	31,368,948
Imperial Brands PLC	162,971	6,703,407
Inmarsat PLC	210,990	2,157,120
Intertek Group PLC	34,083	1,932,582
J Sainsbury PLC	578,774	1,867,889
Johnson Matthey PLC	97,593	3,615,394
Kingfisher PLC	269,418	1,045,671
Land Securities Group PLC	299,315	4,028,885
Legal & General Group PLC	1,917,576	6,785,249
Lloyds Banking Group PLC	10,098,847	8,731,199
London Stock Exchange Group PLC	37,870	1,871,223
Marks & Spencer Group PLC	562,099	2,387,641
Mediclinic International PLC[b]	54,100	527,788
National Grid PLC	608,975	7,521,025
Next PLC	24,886	1,295,934
Old Mutual PLC	1,339,516	3,470,093
Pearson PLC	258,834	2,243,612
Persimmon PLC	44,903	1,482,315
Prudential PLC	466,569	11,367,070
Randgold Resources Ltd.	29,176	2,715,571
Reckitt Benckiser Group PLC	98,585	9,577,454
RELX PLC	416,029	9,060,754
Rio Tinto PLC	207,744	9,640,550

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Rolls-Royce Holdings PLC	378,700	$4,433,421
Royal Bank of Scotland Group PLC[a]	470,129	1,540,809
Royal Dutch Shell PLC Class A ADR	646,397	18,176,944
Royal Dutch Shell PLC Class B	660,561	18,740,703
RSA Insurance Group PLC	230,466	1,982,522
Severn Trent PLC	31,919	942,601
Shire PLC	169,333	9,512,262
Sky PLC	220,236	2,801,859
Smith & Nephew PLC	290,662	5,058,164
SSE PLC	225,126	4,092,801
Standard Chartered PLC[a]	600,510	6,703,174
Standard Life PLC	829,622	4,773,047
Tate & Lyle PLC	209,367	1,854,847
Taylor Wimpey PLC	718,989	1,804,762
Tesco PLC[a]	1,332,512	3,060,201
Unilever PLC	240,290	13,689,919
Vedanta Ltd. ADR	302,419	5,322,574
Vodafone Group PLC	4,657,469	13,631,185
Weir Group PLC (The)	55,182	1,334,220
Wm Morrison Supermarkets PLC	744,416	2,359,287
Wolseley PLC	83,014	4,954,416
WPP PLC	340,289	6,935,664

		434,827,704
UNITED STATES — 52.03%
3M Co.	108,741	21,875,427
Abbott Laboratories	304,042	14,952,786
AbbVie Inc.	261,303	18,267,693
Accenture PLC Class A	124,971	16,098,764
Activision Blizzard Inc.	111,987	6,918,557
Acuity Brands Inc.	7,033	1,425,237
Adobe Systems Inc.[a]	104,413	15,295,460
Advance Auto Parts Inc.	16,771	1,878,520
Advanced Micro Devices Inc.[a,b]	133,627	1,818,663
AES Corp./VA	287,428	3,213,445
Aetna Inc.	58,969	9,099,506
Aflac Inc.	86,730	6,916,717
AGCO Corp.	27,229	1,964,300
Agilent Technologies Inc.	55,723	3,331,678
Air Products & Chemicals Inc.	46,526	6,613,671
Akamai Technologies Inc.[a]	40,670	1,917,184
Albemarle Corp.	20,017	2,317,969
Alexion Pharmaceuticals Inc.[a]	41,116	5,646,871

Security	Shares	Value
Alkermes PLC[a]	19,476	$1,059,689
Alleghany Corp.[a]	1,908	1,170,253
Allergan PLC	60,592	15,289,179
Alliance Data Systems Corp.	9,197	2,220,432
Alliant Energy Corp.	64,920	2,631,208
Allstate Corp. (The)	114,151	10,387,741
Alphabet Inc. Class Aa	48,690	46,036,395
Alphabet Inc. Class Ca	50,313	46,816,246
Altria Group Inc.	343,535	22,319,469
Amazon.com Inc.[a]	67,084	66,264,234
Ameren Corp.	43,821	2,458,358
American Electric Power Co. Inc.	127,691	9,007,323
American Express Co.	154,727	13,187,382
American International Group Inc.	207,744	13,596,845
American Tower Corp.	89,806	12,243,252
American Water Works Co. Inc.	51,936	4,212,010
Ameriprise Financial Inc.	37,870	5,486,606
AmerisourceBergen Corp.	27,050	2,537,831
AMETEK Inc.	17,853	1,099,388
Amgen Inc.	122,807	21,431,050
Amphenol Corp. Class A	33,542	2,569,988
Anadarko Petroleum Corp.	93,195	4,256,216
Analog Devices Inc.	21,099	1,667,032
Andeavor	24,345	2,423,058
Annaly Capital Management Inc.	222,351	2,674,883
Anthem Inc.	51,395	9,570,263
Aon PLC	33,542	4,634,498
Apache Corp.	65,461	3,239,010
Apple Inc.	894,273	133,005,223
Applied Materials Inc.	232,089	10,283,864
Archer-Daniels-Midland Co.	123,379	5,204,126
Arconic Inc.	62,436	1,547,788
Arista Networks Inc.[a,b]	9,197	1,373,020
AT&T Inc.	992,735	38,716,665
Autodesk Inc.[a]	41,657	4,615,179
Autoliv Inc.	17,312	1,876,448
Automatic Data Processing Inc.	109,823	13,059,053
AutoZone Inc.[a]	4,869	2,628,384
AvalonBay Communities Inc.	20,558	3,954,331
Baker Hughes a GE Co.	79,184	2,921,098
Bank of America Corp.	1,709,050	41,222,286
Bank of New York Mellon Corp. (The)	186,684	9,899,853

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Baxter International Inc.	91,896	$5,557,870
BB&T Corp.	165,127	7,813,810
Becton Dickinson and Co.	48,391	9,745,947
Bed Bath & Beyond Inc.	60,051	1,795,525
Berkshire Hathaway Inc. Class Ba	199,088	34,834,427
Best Buy Co. Inc.	69,248	4,039,928
Biogen Inc.[a]	37,870	10,966,773
BioMarin Pharmaceutical Inc.[a]	28,673	2,515,482
BlackRock Inc.[f]	20,558	8,768,604
Boeing Co. (The)	102,249	24,791,293
BorgWarner Inc.	37,870	1,770,044
Boston Properties Inc.	34,306	4,147,938
Boston Scientific Corp.[a]	323,518	8,612,049
Bristol-Myers Squibb Co.	300,419	17,093,841
Broadcom Ltd.	72,494	17,881,370
Brown-Forman Corp. Class B	15,148	748,311
Bunge Ltd.	25,427	1,993,223
CA Inc.	156,890	4,869,866
Cabot Oil & Gas Corp.	107,118	2,664,025
Capital One Financial Corp.	93,195	8,031,545
Cardinal Health Inc.	77,363	5,977,065
CarMax Inc.[a]	32,460	2,150,475
Carnival Corp.	80,609	5,383,069
Caterpillar Inc.	95,351	10,865,246
CBRE Group Inc. Class Aa	56,805	2,158,022
CBS Corp. Class B NVS	102,790	6,766,666
Celanese Corp. Series A	16,771	1,612,867
Celgene Corp.[a]	134,168	18,167,689
Centene Corp.[a]	28,673	2,277,210
CenturyLink Inc.	105,716	2,460,011
Cerner Corp.[a]	43,280	2,785,934
CF Industries Holdings Inc.	44,362	1,302,025
CH Robinson Worldwide Inc.	56,805	3,726,408
Charles Schwab Corp. (The)	248,319	10,652,885
Charter Communications Inc. Class Aa	33,001	12,933,422
Cheniere Energy Inc.[a]	56,264	2,543,133
Chevron Corp.	301,337	32,902,987
Chipotle Mexican Grill Inc.[a]	5,410	1,859,796
Chubb Ltd.	77,434	11,340,984
Church & Dwight Co. Inc.	68,404	3,649,353
Cigna Corp.	51,395	8,920,116
Cisco Systems Inc.	835,845	26,287,325
CIT Group Inc.	40,034	1,907,620

Security	Shares	Value
Citigroup Inc.	471,752	$32,291,424
Citizens Financial Group Inc.	100,085	3,510,982
Citrix Systems Inc.[a]	30,837	2,435,506
Clorox Co. (The)	24,500	3,270,505
CME Group Inc.	54,377	6,667,708
CMS Energy Corp.	63,297	2,926,853
Coach Inc.	66,002	3,111,334
Coca-Cola Co. (The)	643,820	29,512,709
Cognizant Technology Solutions Corp. Class A	128,217	8,888,002
Colgate-Palmolive Co.	170,416	12,304,035
Comcast Corp. Class A	827,730	33,481,678
Comerica Inc.	59,510	4,303,168
Conagra Brands Inc.	160,136	5,483,057
Concho Resources Inc.a	25,968	3,382,592
ConocoPhillips	192,596	8,738,081
Consolidated Edison Inc.	47,067	3,899,972
Constellation Brands Inc. Class A	30,837	5,962,334
Core Laboratories NV	11,902	1,196,508
Corning Inc.	273,746	7,976,958
Costco Wholesale Corp.	82,232	13,034,594
Coty Inc. Class A	73,035	1,495,757
CR Bard Inc.	27,050	8,672,230
Crown Castle International Corp.	48,149	4,842,826
CSX Corp.	195,301	9,636,151
Cummins Inc.	30,968	5,199,527
CVS Health Corp.	178,649	14,279,415
Danaher Corp.	139,037	11,330,125
Deere & Co.	57,346	7,356,345
Dell Technologies Inc. Class Va	53,018	3,407,467
Delphi Automotive PLC	49,231	4,451,467
Delta Air Lines Inc.	41,657	2,056,190
Devon Energy Corp.	89,806	2,991,438
DexCom Inc.[a]	14,607	972,972
Digital Realty Trust Inc.	20,017	2,308,761
Discover Financial Services	52,477	3,197,948
DISH Network Corp. Class Aa	33,001	2,113,054
Dollar General Corp.	46,526	3,496,894
Dollar Tree Inc.[a]	37,870	2,729,670
Dominion Energy Inc.	127,676	9,854,034
Domino’s Pizza Inc.	9,197	1,715,240
Dover Corp.	64,920	5,453,280
Dow Chemical Co. (The)	172,673	11,092,514
DR Horton Inc.	102,790	3,668,575

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Dr Pepper Snapple Group Inc.	70,560	$6,432,250
DTE Energy Co.	25,968	2,780,134
Duke Energy Corp.	138,496	11,788,780
Duke Realty Corp.	80,068	2,289,144
DXC Technology Co.	54,641	4,282,762
Eaton Corp. PLC	97,380	7,619,985
eBay Inc.[a]	202,563	7,237,576
Ecolab Inc.	54,100	7,123,347
Edison International	102,897	8,095,936
Edwards Lifesciences Corp.[a]	36,247	4,174,929
EI du Pont de Nemours & Co.	148,957	12,245,755
Electronic Arts Inc.[a]	67,084	7,831,386
Eli Lilly & Co.	172,673	14,273,150
Emerson Electric Co.	101,819	6,069,431
Entergy Corp.	49,291	3,781,606
Envision Healthcare Corp.[a]	22,181	1,251,674
EOG Resources Inc.	102,790	9,779,441
EQT Corp.[b]	37,329	2,377,857
Equinix Inc.	12,763	5,752,667
Equity Residential	58,428	3,976,610
Essex Property Trust Inc.	12,984	3,397,913
Estee Lauder Companies Inc. (The) Class A	26,509	2,624,126
Eversource Energy	41,657	2,532,329
Exelon Corp.	157,431	6,035,905
Expedia Inc.	19,476	3,047,410
Expeditors International of Washington Inc.	92,511	5,447,048
Express Scripts Holding Co.[a]	124,971	7,828,183
Exxon Mobil Corp.	684,254	54,767,690
F5 Networks Inc.[a]	19,110	2,307,532
Facebook Inc. Class Aa	384,651	65,102,182
Fastenal Co.	41,116	1,766,343
Federal Realty Investment Trust	11,902	1,578,562
FedEx Corp.	50,854	10,579,158
Fidelity National Information Services Inc.	40,575	3,701,251
Fifth Third Bancorp.	199,329	5,322,084
First Republic Bank/CA	48,690	4,885,068
FirstEnergy Corp.	92,511	2,952,026
FleetCor Technologies Inc.[a]	14,066	2,138,876
Fluor Corp.	62,445	2,711,986
FMC Corp.	18,394	1,404,934
FNF Group	47,960	2,343,326
Ford Motor Co.	544,969	6,114,552

Security	Shares	Value
Fortive Corp.	77,728	$5,032,111
Franklin Resources Inc.	129,299	5,790,009
Freeport-McMoRan Inc.[a]	234,794	3,432,688
Gap Inc. (The)	66,002	1,572,828
General Dynamics Corp.	56,805	11,152,526
General Electric Co.	1,447,175	37,062,152
General Mills Inc.	123,348	6,865,550
General Motors Co.	174,202	6,267,788
GGP Inc.	85,478	1,932,658
Gilead Sciences Inc.	215,859	16,424,711
Global Payments Inc.	26,509	2,501,654
Goldman Sachs Group Inc. (The)	68,166	15,359,845
Halliburton Co.	166,628	7,071,692
Hanesbrands Inc.	58,969	1,351,569
Harley-Davidson Inc.	32,460	1,579,828
Harris Corp.	21,640	2,477,131
Hartford Financial Services Group Inc. (The)	73,103	4,020,665
HCA Healthcare Inc.[a]	47,261	3,796,949
HCP Inc.	75,740	2,397,171
Helmerich & Payne Inc.	32,460	1,643,125
Hershey Co. (The)	18,083	1,904,321
Hess Corp.	60,051	2,674,672
Hewlett Packard Enterprise Co.	337,043	5,901,623
HollyFrontier Corp.	48,149	1,388,617
Home Depot Inc. (The)	209,367	31,321,303
Honeywell International Inc.	112,599	15,326,976
Hormel Foods Corp.	49,772	1,700,709
Host Hotels & Resorts Inc.	86,560	1,615,210
HP Inc.	343,190	6,554,929
Humana Inc.	24,345	5,628,564
IDEXX Laboratories Inc.[a]	11,902	1,981,207
IHS Markit Ltd.[a]	49,231	2,296,626
Illinois Tool Works Inc.	79,527	11,190,244
Illumina Inc.[a]	28,132	4,890,748
Incyte Corp.[a]	32,460	4,326,593
Ingersoll-Rand PLC	76,822	6,751,117
Intel Corp.	754,154	26,749,842
Intercontinental Exchange Inc.	87,101	5,810,508
International Business Machines Corp.	151,480	21,914,612
International Flavors & Fragrances Inc.	11,902	1,585,108
International Paper Co.	108,200	5,948,836

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Intuit Inc.	57,346	$7,868,445
Intuitive Surgical Inc.[a]	5,951	5,583,585
Jacobs Engineering Group Inc.	69,482	3,663,091
Jazz Pharmaceuticals PLC[a]	9,738	1,495,854
JM Smucker Co. (The)	18,394	2,242,229
Johnson & Johnson	458,768	60,887,689
Johnson Controls International PLC	190,432	7,417,326
JPMorgan Chase & Co.	618,904	56,815,387
Juniper Networks Inc.	123,379	3,448,443
Kansas City Southern	17,021	1,756,397
Kellogg Co.	78,445	5,334,260
KeyCorp	187,727	3,386,595
Kimberly-Clark Corp.	72,664	8,949,298
Kimco Realty Corp.	87,101	1,757,698
Kinder Morgan Inc./DE	324,059	6,620,525
KLA-Tencor Corp.	21,640	2,004,513
Kohl’s Corp.	50,313	2,080,443
Kraft Heinz Co. (The)	85,058	7,439,173
Kroger Co. (The)	213,695	5,239,801
L Brands Inc.	41,657	1,932,468
L3 Technologies Inc.	34,083	5,963,503
Laboratory Corp. of America Holdings[a]	37,329	5,931,951
Lam Research Corp.	11,361	1,811,625
Las Vegas Sands Corp.	58,993	3,634,559
Leidos Holdings Inc.	28,992	1,549,332
Level 3 Communications Inc.[a]	41,657	2,444,433
Liberty Global PLC Series Aa	61,674	2,088,282
Liberty Global PLC Series C NVS[a]	70,330	2,304,714
Liberty Interactive Corp. QVC Group Series Aa	70,560	1,689,206
Lincoln National Corp.	70,560	5,155,114
LKQ Corp.[a]	61,674	2,131,453
Lockheed Martin Corp.	50,854	14,855,979
Lowe’s Companies Inc.	165,546	12,813,260
lululemon athletica Inc.[a]	28,132	1,734,056
LyondellBasell Industries NV Class A	63,297	5,702,427
M&T Bank Corp.	23,263	3,795,358
Macerich Co. (The)	31,919	1,831,831
Macy’s Inc.	70,330	1,670,337
Mallinckrodt PLC[a]	20,558	941,556
Marathon Oil Corp.	167,169	2,044,477

Security	Shares	Value
Marathon Petroleum Corp.	108,741	$6,088,409
Marriott International Inc./MD Class A	75,740	7,891,351
Marsh & McLennan Companies Inc.	101,708	7,930,173
Martin Marietta Materials Inc.	11,902	2,694,970
Marvell Technology Group Ltd.	74,658	1,161,678
Masco Corp.	68,166	2,599,170
MasterCard Inc. Class A	146,977	18,783,661
Mattel Inc.	77,363	1,548,807
McCormick & Co. Inc./MD NVS	21,099	2,010,735
McDonald’s Corp.	149,857	23,248,815
McKesson Corp.	43,821	7,093,305
Medtronic PLC	236,417	19,851,935
MercadoLibre Inc.	7,574	2,184,493
Merck & Co. Inc.	457,686	29,236,982
MetLife Inc.	136,332	7,498,260
MGM Resorts International	92,670	3,051,623
Michael Kors Holdings Ltd.[a]	41,657	1,517,981
Micron Technology Inc.[a]	200,822	5,647,115
Microsoft Corp.	1,264,858	91,955,177
Molson Coors Brewing Co. Class B	28,132	2,503,185
Mondelez International Inc. Class A	255,390	11,242,268
Monsanto Co.	84,396	9,859,141
Monster Beverage Corp.[a]	86,019	4,537,502
Moody’s Corp.	52,477	6,907,547
Morgan Stanley	216,400	10,149,160
Mosaic Co. (The)	64,379	1,554,109
Motorola Solutions Inc.	58,428	5,298,251
Murphy Oil Corp.	57,915	1,539,381
Mylan NVa	72,494	2,826,541
National Oilwell Varco Inc.	74,658	2,442,063
Navient Corp.	126,594	1,867,261
NetApp Inc.	60,470	2,625,607
Netflix Inc.[a]	76,822	13,955,485
New York Community Bancorp. Inc.	197,465	2,592,715
Newell Brands Inc.	70,871	3,736,319
Newfield Exploration Co.[a]	49,772	1,429,950
Newmont Mining Corp.	62,215	2,312,532
News Corp. Class A	76,281	1,091,581
NextEra Energy Inc.	82,418	12,040,446
NIKE Inc. Class B	246,696	14,567,399

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Noble Energy Inc.	103,331	$2,987,299
Nordstrom Inc.	22,722	1,103,608
Norfolk Southern Corp.	60,051	6,760,542
Northern Trust Corp.	68,707	6,012,550
Northrop Grumman Corp.	42,198	11,103,560
Nuance Communications Inc.[a]	69,789	1,207,350
Nucor Corp.	81,150	4,679,920
NVIDIA Corp.	99,544	16,176,895
O’Reilly Automotive Inc.[a]	17,312	3,536,842
Occidental Petroleum Corp.	135,154	8,370,087
OGE Energy Corp.	47,608	1,707,223
Omnicom Group Inc.	44,903	3,535,662
ONEOK Inc.	65,461	3,703,129
Oracle Corp.	534,508	26,687,984
PACCAR Inc.	99,544	6,813,787
Palo Alto Networks Inc.[a]	18,394	2,423,961
Parker-Hannifin Corp.	43,280	7,183,614
Paychex Inc.	120,102	6,947,901
PayPal Holdings Inc.[a]	202,563	11,860,064
Pentair PLC	32,218	2,031,989
People’s United Financial Inc.	184,481	3,217,349
PepsiCo Inc.	243,451	28,388,821
Perrigo Co. PLC	28,132	2,107,649
Pfizer Inc.	1,015,998	33,690,494
PG&E Corp.	115,984	7,850,957
Philip Morris International Inc.	258,598	30,180,973
Phillips 66	88,724	7,430,635
Pinnacle West Capital Corp.	31,919	2,768,335
Pioneer Natural Resources Co.	28,132	4,588,329
PNC Financial Services Group Inc. (The)[f]	83,473	10,751,322
PPG Industries Inc.	46,526	4,896,861
PPL Corp.	111,521	4,274,600
Praxair Inc.	63,297	8,238,738
Priceline Group Inc. (The)[a]	7,793	15,808,100
Principal Financial Group Inc.	95,351	6,364,679
Procter & Gamble Co. (The)	400,383	36,362,784
Progressive Corp. (The)	97,384	4,589,708
Prologis Inc.	67,084	4,079,378
Prudential Financial Inc.	72,494	8,208,496
Public Service Enterprise Group Inc.	114,755	5,160,532
Public Storage	27,050	5,560,668
PulteGroup Inc.	93,052	2,272,330
PVH Corp.	13,525	1,613,397

Security	Shares	Value
Qorvo Inc.[a]	26,509	$1,817,457
QUALCOMM Inc.	248,319	13,208,088
Quest Diagnostics Inc.	51,435	5,570,925
Ralph Lauren Corp.	12,984	982,240
Range Resources Corp.	63,297	1,336,200
Raytheon Co.	67,625	11,615,946
Realty Income Corp.	61,133	3,488,249
Red Hat Inc.[a]	33,542	3,316,298
Regeneron Pharmaceuticals Inc.[a]	15,148	7,447,060
Regions Financial Corp.	275,369	4,020,387
Republic Services Inc.	30,296	1,945,609
Rockwell Automation Inc.	12,443	2,053,468
Ross Stores Inc.	60,051	3,322,021
Royal Caribbean Cruises Ltd.	33,001	3,731,423
S&P Global Inc.	61,133	9,389,417
salesforce.com Inc.[a]	101,708	9,235,086
SBA Communications Corp.[a]	32,046	4,407,927
SCANA Corp.	37,329	2,402,868
Schlumberger Ltd.	221,269	15,179,053
Seagate Technology PLC	66,543	2,193,257
Sempra Energy	40,231	4,546,505
ServiceNow Inc.[a]	30,837	3,405,947
Sherwin-Williams Co. (The)	9,197	3,101,872
Signature Bank/New York NYa	14,066	1,949,266
Simon Property Group Inc.	66,005	10,461,792
Sirius XM Holdings Inc.[b]	366,798	2,149,436
Skyworks Solutions Inc.	43,280	4,538,774
SL Green Realty Corp.	15,689	1,620,203
Southern Co. (The)	153,269	7,346,183
Southwest Airlines Co.	35,165	1,952,009
Splunk Inc.[a]	31,378	1,882,994
Sprint Corp.[a,b]	207,744	1,657,797
Starbucks Corp.	267,795	14,455,574
State Street Corp.	64,858	6,046,711
Stryker Corp.	68,166	10,027,219
SunTrust Banks Inc.	119,067	6,821,348
SVB Financial Group[a]	11,902	2,123,793
Symantec Corp.	171,497	5,314,692
Synchrony Financial	138,509	4,199,593
Sysco Corp.	105,053	5,527,889
T Rowe Price Group Inc.	80,609	6,667,976
T-Mobile U.S. Inc.[a]	33,542	2,068,200
Targa Resources Corp.	43,280	2,008,625
Target Corp.	104,954	5,947,743

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
TE Connectivity Ltd.	96,839	$7,784,887
TechnipFMC PLC[a]	77,904	2,223,380
TESARO Inc.[a,b]	7,033	897,833
Tesla Inc.[a,b]	21,640	6,999,891
Texas Instruments Inc.	171,523	13,958,542
Textron Inc.	84,060	4,129,868
Thermo Fisher Scientific Inc.	77,904	13,674,489
Tiffany & Co.	22,181	2,118,507
Time Warner Inc.	144,988	14,849,671
TJX Companies Inc. (The)	155,808	10,954,860
Toll Brothers Inc.	73,035	2,818,421
Tractor Supply Co.	30,296	1,700,212
TransDigm Group Inc.	8,115	2,289,566
Travelers Companies Inc. (The)	48,149	6,167,405
Trimble Inc.[a]	40,575	1,518,722
TripAdvisor Inc.[a]	27,591	1,076,601
Twenty-First Century Fox Inc. Class A	285,272	8,301,415
Twitter Inc.[a]	131,463	2,115,240
Tyson Foods Inc. Class A	54,641	3,462,054
U.S. Bancorp.	300,364	15,853,212
UDR Inc.	66,543	2,601,166
Ulta Salon Cosmetics & Fragrance Inc.[a]	15,689	3,941,234
Under Armour Inc. Class Aa,b	33,542	671,511
Under Armour Inc. Class Ca,b	34,083	617,243
Union Pacific Corp.	144,988	14,927,964
United Continental Holdings Inc.[a]	15,689	1,061,832
United Parcel Service Inc. Class B	96,839	10,680,373
United Rentals Inc.[a]	13,525	1,608,934
United Technologies Corp.	130,381	15,459,275
UnitedHealth Group Inc.	166,087	31,857,147
Valero Energy Corp.	90,347	6,231,233
Varian Medical Systems Inc.[a]	40,034	3,888,102
Ventas Inc.	56,805	3,825,817
VeriSign Inc.[a,b]	45,985	4,652,302
Verisk Analytics Inc. Class Aa	24,886	2,171,552
Verizon Communications Inc.	647,577	31,342,727
Vertex Pharmaceuticals Inc.[a]	47,608	7,227,847
VF Corp.	47,067	2,927,097
Viacom Inc. Class B NVS	77,363	2,701,516
Visa Inc. Class A	334,476	33,300,431
Vornado Realty Trust	59,013	4,682,682

Security	Shares	Value
Vulcan Materials Co.	36,247	$4,462,731
Wal-Mart Stores Inc.	237,499	18,997,545
Walgreens Boots Alliance Inc.	159,595	12,874,529
Walt Disney Co. (The)	260,762	28,665,567
Waste Connections Inc.	56,805	3,691,189
Waste Management Inc.	142,283	10,692,567
Waters Corp.[a]	20,558	3,565,580
Weatherford International PLC[a,b]	260,221	1,160,586
WEC Energy Group Inc.	50,854	3,202,276
Wells Fargo & Co.	796,352	42,955,227
Welltower Inc.	53,018	3,890,991
Western Digital Corp.	45,444	3,868,193
Western Union Co. (The)	163,923	3,237,479
WestRock Co.	43,280	2,485,138
Weyerhaeuser Co.	111,745	3,689,820
Whirlpool Corp.	21,640	3,849,323
Whole Foods Market Inc.	53,559	2,236,624
Williams Companies Inc. (The)	143,365	4,556,140
Willis Towers Watson PLC	18,394	2,738,499
Workday Inc. Class Aa	19,476	1,988,694
Wynn Resorts Ltd.	20,558	2,658,972
Xcel Energy Inc.	63,838	3,020,176
Xerox Corp.	73,705	2,260,532
XL Group Ltd.	44,903	1,993,693
Xylem Inc./NY	93,195	5,286,952
Yum! Brands Inc.	90,347	6,819,392
Zillow Group Inc. Class Ca	42,739	1,930,093
Zimmer Biomet Holdings Inc.	48,149	5,841,437
Zoetis Inc.	77,904	4,870,558

		3,780,846,825

TOTAL COMMON STOCKS
(Cost: $6,336,879,990)		7,196,402,249

PREFERRED STOCKS — 0.65%

BRAZIL — 0.42%
Banco Bradesco SA, Preference Shares	713,738	6,895,280
Cia. Brasileira de Distribuicao, Preference Shares	77,171	1,790,367
Cia. Energetica de Minas Gerais, Preference Shares	324,686	885,224
Itau Unibanco Holding SA, Preference Shares	581,572	6,945,365
Itausa-Investimentos Itau SA, Preference Shares	839,762	2,485,696

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Security	Shares	Value
Lojas Americanas SA, Preference Shares	270,560	$1,356,696
Petroleo Brasileiro SA, Preference Shares	1,082,000	4,601,530
Telefonica Brasil SA, Preference Shares	54,100	808,644
Vale SA, Preference Shares	541,000	5,049,910

		30,818,712
COLOMBIA — 0.02%
Bancolombia SA, Preference Shares	129,840	1,413,917

		1,413,917
GERMANY — 0.13%
Henkel AG & Co. KGaA, Preference Shares	25,968	3,666,300
Porsche Automobil Holding SE, Preference Shares	20,017	1,141,889
Volkswagen AG, Preference Shares	31,378	4,813,008

		9,621,197
ITALY — 0.01%
Telecom Italia SpA/Milano, Preference Shares	743,875	608,220

		608,220
SOUTH KOREA — 0.07%
Samsung Electronics Co. Ltd., Preference Shares	2,922	5,042,118

		5,042,118

TOTAL PREFERRED STOCKS
(Cost: $42,754,504)		47,504,164

SHORT-TERM INVESTMENTS — 2.20%

MONEY MARKET FUNDS — 2.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[g,h,i]	145,783,936	145,827,671

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[g,h]	14,035,462	$14,035,462

		159,863,133

TOTAL SHORT-TERM INVESTMENTS
(Cost: $159,832,281)		159,863,133

TOTAL INVESTMENTS IN SECURITIES — 101.89%
(Cost: $6,539,466,775)[j]		7,403,769,546
Other Assets, Less Liabilities — (1.89)%		(137,193,469)

NET ASSETS — 100.00%		$7,266,576,077

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

NVS — Non-Voting Shares

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	Affiliated money market fund.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[j]	The cost of investments for federal income tax purposes was $6,582,109,178. Net unrealized appreciation was $821,660,368, of which $1,287,857,553 represented gross unrealized appreciation on securities and $466,197,185 represented gross unrealized depreciation on securities.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	13,904	7,466	(812)	20,558	$8,768,604	$150,644	$112,037
PNC Financial Services Group Inc. (The)	92,828	17,052	(26,407)	83,473	10,751,322	207,192	483,424

					$19,519,926	$357,836	$595,461

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$7,195,848,618	$553,627	$4	$7,196,402,249
Preferred stocks	47,504,164	—	—	47,504,164
Money market funds	159,863,133	—	—	159,863,133

Total	$7,403,215,915	$553,627	$4	$7,403,769,546

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.21%

AUSTRALIA — 4.90%
AGL Energy Ltd.	87,420	$1,681,982
Alumina Ltd.	511,548	775,950
Amcor Ltd./Australia	172,302	2,110,130
AMP Ltd.	522,264	2,247,358
Aristocrat Leisure Ltd.	78,678	1,271,955
ASX Ltd.	56,801	2,371,653
Aurizon Holdings Ltd.	320,992	1,286,446
Australia & New Zealand Banking Group Ltd.	373,968	8,846,258
BHP Billiton Ltd.	410,874	8,479,353
BlueScope Steel Ltd.	74,730	786,328
Boral Ltd.	245,706	1,357,423
Brambles Ltd.	281,154	2,074,005
Commonwealth Bank of Australia	219,728	14,687,909
Computershare Ltd.	107,724	1,210,041
Crown Resorts Ltd.	85,733	870,620
CSL Ltd.	61,194	6,155,635
Fortescue Metals Group Ltd.	275,796	1,263,844
Goodman Group	355,323	2,258,031
Insurance Australia Group Ltd.	486,168	2,588,843
James Hardie Industries PLC	56,118	858,403
Macquarie Group Ltd.	48,225	3,304,493
Medibank Pvt Ltd.	462,480	1,004,281
Mirvac Group	720,311	1,247,881
National Australia Bank Ltd.	337,555	8,071,140
Newcrest Mining Ltd.	103,307	1,665,998
Oil Search Ltd.	178,069	943,952
Orica Ltd.	76,704	1,217,997
Origin Energy Ltd.[a]	285,591	1,577,771
Qantas Airways Ltd.	198,246	841,995
QBE Insurance Group Ltd.	205,968	1,948,550
Rio Tinto Ltd.	53,384	2,803,913
Santos Ltd.[a]	270,651	732,492
Scentre Group	826,260	2,724,333
Seek Ltd.	54,426	743,012
Sonic Healthcare Ltd.	78,396	1,395,075
South32 Ltd.	789,985	1,835,293
Stockland	299,766	1,005,137
Suncorp Group Ltd.	221,370	2,525,483
Sydney Airport	262,542	1,410,611
Tabcorp Holdings Ltd.	212,811	710,172
Telstra Corp. Ltd.	489,272	1,601,503
Transurban Group	317,905	2,895,853

Security	Shares	Value
Treasury Wine Estates Ltd.	104,340	$1,014,592
Wesfarmers Ltd.	149,460	4,859,962
Westfield Corp.	325,146	1,993,577
Westpac Banking Corp.	426,130	10,825,196
Woodside Petroleum Ltd.	97,944	2,280,908
Woolworths Ltd.	181,608	3,871,148

		130,234,485
AUSTRIA — 0.16%
Erste Group Bank AG	33,558	1,389,322
OMV AG	19,458	1,097,038
Raiffeisen Bank International AGa	25,380	745,682
Voestalpine AG	21,726	1,097,857

		4,329,899
BELGIUM — 0.85%
Ageas	39,790	1,785,722
Anheuser-Busch InBev SA/NV	98,619	11,836,475
Groupe Bruxelles Lambert SA	14,382	1,469,610
KBC Group NV	33,969	2,803,463
Solvay SA	11,914	1,703,854
UCB SA	23,754	1,724,048
Umicore SA	15,373	1,230,310

		22,553,482
BRAZIL — 0.96%
Ambev SA	564,000	3,456,192
B3 SA – Brasil Bolsa Balcao	332,571	2,180,602
Banco do Brasil SA	112,800	1,035,955
BB Seguridade Participacoes SA	85,200	748,397
BR Malls Participacoes SA	164,255	693,813
BRF SAa	56,459	667,029
CCR SA	197,400	1,078,910
Cia. de Saneamento Basico do Estado de Sao Paulo	84,600	908,266
Cia. Siderurgica Nacional SAa	141,000	343,814
Cielo SA	175,224	1,463,471
CPFL Energia SA	58,972	506,876
EDP – Energias do Brasil SA	141,000	648,374
Embraer SA	112,800	569,234
Engie Brasil Energia SA	28,200	315,840
Fibria Celulose SA	84,600	895,542
Hypermarcas SA	56,400	505,164
JBS SA	84,600	208,454
Klabin SA Units	84,600	433,152
Kroton Educacional SA	233,044	1,124,577
Lojas Renner SA	128,000	1,200,128
Natura Cosmeticos SA	28,200	226,051

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Petroleo Brasileiro SAa	423,000	$1,867,968
Qualicorp SA	56,400	591,974
Rumo SAa	112,800	373,233
TIM Participacoes SA	117,460	399,928
Ultrapar Participacoes SA	56,400	1,335,552
Vale SA	169,200	1,694,707

		25,473,203
CANADA — 6.57%
Agnico Eagle Mines Ltd.	32,148	1,496,410
Agrium Inc.	20,304	2,025,610
Alimentation Couche-Tard Inc. Class B	59,637	2,819,351
ARC Resources Ltd.	62,604	860,552
Bank of Montreal	85,740	6,483,207
Bank of Nova Scotia (The)	158,766	9,860,745
Barrick Gold Corp.	158,874	2,678,073
BCE Inc.	21,996	1,029,312
BlackBerry Ltd.[a]	81,780	764,470
Bombardier Inc. Class Ba	361,524	725,621
Brookfield Asset Management Inc. Class A	122,827	4,762,609
Cameco Corp.	73,602	751,587
Canadian Imperial Bank of Commerce	55,328	4,787,970
Canadian National Railway Co.	100,137	7,888,927
Canadian Natural Resources Ltd.	144,666	4,410,951
Canadian Pacific Railway Ltd.	19,458	3,037,069
Canadian Tire Corp. Ltd. Class A	13,254	1,508,278
Canadian Utilities Ltd. Class A	25,944	820,922
CCL Industries Inc. Class B	21,190	1,012,775
Cenovus Energy Inc.	135,924	1,137,999
CGI Group Inc. Class Aa	27,072	1,425,093
Constellation Software Inc./Canada	2,538	1,363,118
Crescent Point Energy Corp.	70,501	552,485
Dollarama Inc.	23,688	2,308,470
Empire Co. Ltd. Class A	31,302	507,120
Enbridge Inc.	195,144	8,064,485
Encana Corp.	141,564	1,420,677
Fairfax Financial Holdings Ltd.	4,230	2,010,937
Finning International Inc.	53,088	1,065,114
First Quantum Minerals Ltd.	93,104	1,025,927
Fortis Inc./Canada	47,748	1,735,736
Franco-Nevada Corp.	22,560	1,629,559
George Weston Ltd.	7,942	691,539

Security	Shares	Value
Gildan Activewear Inc.	44,276	$1,330,174
Goldcorp Inc.	108,394	1,418,904
Great-West Lifeco Inc.	43,747	1,244,667
H&R REIT	29,328	494,839
Husky Energy Inc.[a]	65,995	761,511
Imperial Oil Ltd.	45,966	1,315,152
Kinross Gold Corp.[a]	209,808	862,351
Loblaw Companies Ltd.	35,307	1,917,033
Magna International Inc. Class A	45,966	2,185,549
Manulife Financial Corp.	264,544	5,432,402
Metro Inc.	35,250	1,190,362
National Bank of Canada	42,320	1,900,178
Onex Corp.	15,081	1,204,864
Open Text Corp.	45,120	1,504,541
Pembina Pipeline Corp.	52,734	1,791,746
Peyto Exploration & Development Corp.	30,738	544,684
Potash Corp. of Saskatchewan Inc.	121,542	2,167,356
Power Corp. of Canada	66,578	1,614,206
Power Financial Corp.	40,912	1,105,120
PrairieSky Royalty Ltd.	39,762	984,392
Restaurant Brands International Inc.	27,411	1,628,155
RioCan REIT	20,887	402,357
Rogers Communications Inc. Class B	58,444	3,029,806
Royal Bank of Canada	186,120	13,842,726
Saputo Inc.	43,512	1,470,407
Seven Generations Energy Ltd. Class Aa	39,480	684,124
Shaw Communications Inc. Class B	53,298	1,183,121
Shopify Inc. Class Aa,b	11,280	1,036,311
SNC-Lavalin Group Inc.	31,869	1,399,326
Sun Life Financial Inc.	91,368	3,490,914
Suncor Energy Inc.	213,614	6,947,088
Teck Resources Ltd. Class B	80,430	1,740,383
TELUS Corp.	35,784	1,288,516
Thomson Reuters Corp.	44,882	2,049,308
Toronto-Dominion Bank (The)	214,320	11,014,631
Tourmaline Oil Corp.[a]	31,062	686,789
TransCanada Corp.	101,802	5,185,548
Turquoise Hill Resources Ltd.[a]	150,135	492,226
Valeant Pharmaceuticals International Inc.[a]	45,885	753,651

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Veresen Inc.	52,452	$763,785
Wheaton Precious Metals Corp.	60,066	1,214,241
Yamana Gold Inc.	151,434	393,555

		174,329,697
CHILE — 0.29%
Aguas Andinas SA Series A	873,975	549,379
Banco de Chile	3,645,209	521,728
Banco de Credito e Inversiones	8,014	486,785
Banco Santander Chile	9,400,891	664,314
Cencosud SA	133,668	379,941
Colbun SA	1,787,598	415,560
Empresas CMPC SA	176,930	444,349
Empresas COPEC SA	57,972	704,799
Enel Americas SA	5,274,469	1,063,562
Enel Chile SA	3,531,078	383,261
Enel Generacion Chile SA	391,416	304,061
Itau CorpBanca	33,366,240	316,341
LATAM Airlines Group SA	46,606	547,433
SACI Falabella	93,099	866,774

		7,648,287
CHINA — 6.94%
3SBio Inc.[a,b,c]	141,000	176,924
58.com Inc. ADR[a,b]	10,998	561,448
AAC Technologies Holdings Inc.	122,000	1,641,735
Agricultural Bank of China Ltd. Class H	1,410,000	658,950
Air China Ltd. Class H	570,000	515,253
Alibaba Group Holding Ltd. ADR[a,b]	145,512	22,547,084
Alibaba Pictures Group Ltd.[a]	2,820,000	476,611
Anhui Conch Cement Co. Ltd. Class H	283,500	1,049,039
ANTA Sports Products Ltd.	283,000	971,095
AviChina Industry & Technology Co. Ltd. Class H	858,000	526,215
Baidu Inc. ADR[a]	34,122	7,723,515
Bank of China Ltd. Class H	10,152,000	5,004,411
Bank of Communications Co. Ltd. Class H	1,164,800	863,516
Beijing Capital International Airport Co. Ltd. Class H	570,000	897,678
Beijing Enterprises Water Group Ltd.	1,128,000	937,334
Brilliance China Automotive Holdings Ltd.	570,000	1,443,583

Security	Shares	Value
Byd Co. Ltd. Class Hb	106,000	$660,960
China Communications Construction Co. Ltd. Class H	564,000	752,467
China Construction Bank Corp. Class H	10,736,050	8,935,081
China Everbright International Ltd.	564,000	736,580
China Everbright Ltd.	564,000	1,285,404
China Evergrande Group[a,b]	564,000	1,570,648
China Galaxy Securities Co. Ltd. Class H	564,000	497,553
China Gas Holdings Ltd.	564,000	1,364,839
China Huishan Dairy Holdings Co. Ltd.[b,d]	952,000	1
China Jinmao Holdings Group Ltd.	1,332,000	619,087
China Life Insurance Co. Ltd. Class H	1,128,000	3,574,579
China Longyuan Power Group Corp. Ltd.	564,000	413,062
China Mengniu Dairy Co. Ltd.	570,000	1,110,785
China Merchants Bank Co. Ltd. Class H	617,593	2,032,245
China Merchants Port Holdings Co. Ltd.	564,000	1,772,847
China Minsheng Banking Corp. Ltd. Class H	987,200	993,501
China Mobile Ltd.	846,000	9,071,849
China National Building Material Co. Ltd. Class H	570,000	348,124
China Overseas Land & Investment Ltd.	564,000	1,913,664
China Pacific Insurance Group Co. Ltd. Class H	394,800	1,743,961
China Petroleum & Chemical Corp. Class H	3,385,000	2,570,123
China Resources Beer Holdings Co. Ltd.	564,000	1,425,499
China Resources Land Ltd.	665,333	2,138,225
China Shenhua Energy Co. Ltd. Class H	423,000	1,053,959
China State Construction International Holdings Ltd.	570,000	921,032
China Taiping Insurance Holdings Co. Ltd.	225,600	678,809

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
China Telecom Corp. Ltd. Class H	1,692,000	$805,905
China Unicom Hong Kong Ltd.[a]	1,128,000	1,637,807
China Vanke Co. Ltd. Class H	221,600	654,005
CITIC Ltd.	282,000	428,950
CITIC Securities Co. Ltd. Class H	282,000	572,655
CNOOC Ltd.	2,256,000	2,524,592
Country Garden Holdings Co. Ltd.	1,128,828	1,578,305
CRRC Corp. Ltd. Class H	564,000	504,052
CSPC Pharmaceutical Group Ltd.	564,000	879,563
Ctrip.com International Ltd. ADR[a]	44,556	2,661,330
Dongfeng Motor Group Co. Ltd. Class H	564,000	691,085
Fosun International Ltd.[b]	512,000	776,180
Fullshare Holdings Ltd.[b]	2,115,000	844,901
GCL-Poly Energy Holdings Ltd.[a,b]	3,411,000	362,494
Geely Automobile Holdings Ltd.	1,425,000	3,295,135
GOME Electrical Appliances Holding Ltd.[b]	3,207,320	386,021
Great Wall Motor Co. Ltd. Class Hb	325,500	417,599
Guangdong Investment Ltd.	564,000	794,351
Guangzhou Automobile Group Co. Ltd. Class H	625,449	1,343,769
Guangzhou R&F Properties Co. Ltd. Class H	226,000	403,956
Haitong Securities Co. Ltd. Class H	338,400	539,870
Hanergy Thin Film Power Group Ltd.[a,d]	7,401	—
Huaneng Power International Inc. Class H	564,000	397,898
Industrial & Commercial Bank of China Ltd. Class H	8,742,285	6,122,840
JD.com Inc. ADR[a]	81,780	3,694,003
Jiangxi Copper Co. Ltd. Class H	282,000	514,884
Lenovo Group Ltd.	1,128,000	699,029
Longfor Properties Co. Ltd.	423,000	1,062,625
Momo Inc. ADR[a]	11,562	507,919
NetEase Inc. ADR	11,490	3,576,607
New China Life Insurance Co. Ltd. Class H	84,600	546,477
New Oriental Education & Technology Group Inc. ADR[a]	22,115	1,761,681

Security	Shares	Value
PetroChina Co. Ltd. Class H	2,824,000	$1,818,751
PICC Property & Casualty Co. Ltd. Class H	616,190	1,148,727
Ping An Insurance Group Co. of China Ltd. Class H	705,000	5,230,981
Semiconductor Manufacturing International Corp.[a]	522,800	575,671
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	174,460	279,136
Shimao Property Holdings Ltd.	282,500	563,542
SINA Corp./China[a]	8,460	802,093
Sino Biopharmaceutical Ltd.	564,000	498,275
Sino-Ocean Group Holding Ltd.	756,000	423,003
Sinopec Shanghai Petrochemical Co. Ltd. Class H	780,000	443,423
Sinopharm Group Co. Ltd. Class H	112,800	473,000
SOHO China Ltd.	617,000	336,539
TAL Education Group Class A ADR	9,156	1,435,386
Tencent Holdings Ltd.	733,200	29,421,315
Tingyi Cayman Islands Holding Corp.	564,000	718,527
Vipshop Holdings Ltd. ADR[a]	51,324	631,285
Want Want China Holdings Ltd.[b]	1,128,000	762,577
Weibo Corp. ADR[a,b]	2,538	195,299
Yanzhou Coal Mining Co. Ltd. Class H	564,000	555,324
Yum China Holdings Inc.[a]	51,324	1,836,886
YY Inc. ADR[a]	5,076	362,934
Zhuzhou CRRC Times Electric Co. Ltd. Class H	141,000	671,588

		184,350,025
COLOMBIA — 0.03%
Cementos Argos SA	191,760	759,929

		759,929
CZECH REPUBLIC — 0.06%
CEZ AS	25,380	459,021
Komercni Banka AS	27,072	1,163,512

		1,622,533
DENMARK — 1.32%
AP Moller – Maersk A/S Class A	1,128	2,346,256
AP Moller – Maersk A/S Class B	282	613,388
Carlsberg A/S Class B	14,851	1,644,578

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Chr Hansen Holding A/S	8,332	$668,393
Coloplast A/S Class B	24,252	2,076,222
Danske Bank A/S	103,951	4,194,197
DSV A/S	21,996	1,414,406
Genmab A/Sa	7,176	1,625,725
H Lundbeck A/S	10,998	658,208
Novo Nordisk A/S Class B	239,982	10,200,181
Novozymes A/S Class B	41,051	1,888,659
Pandora A/S	14,311	1,640,366
Tryg A/S	72,908	1,637,863
Vestas Wind Systems A/S	28,492	2,773,472
William Demant Holding A/Sa,b	58,092	1,538,952

		34,920,866
EGYPT — 0.03%
Commercial International Bank Egypt SAE	190,564	892,454

		892,454
FINLAND — 0.68%
Fortum OYJ	52,808	860,442
Kone OYJ Class B	54,993	2,853,467
Metso OYJ	20,022	634,528
Neste OYJ	29,046	1,254,403
Nokia OYJ	732,079	4,643,594
Nokian Renkaat OYJ	23,970	974,427
Sampo OYJ Class A	62,672	3,415,950
Stora Enso OYJ Class R	56,400	751,401
UPM-Kymmene OYJ	59,502	1,614,218
Wartsila OYJ Abp	17,484	1,157,456

		18,159,886
FRANCE — 7.08%
Accor SA	23,771	1,100,302
Aeroports de Paris	10,184	1,717,593
Air Liquide SA	51,635	6,313,017
Airbus SE	77,268	6,431,591
Alstom SA	29,610	1,057,256
Arkema SA	7,116	806,928
Atos SE	10,434	1,580,152
AXA SA	248,746	7,320,061
BNP Paribas SA	142,974	11,052,901
Bouygues SA	35,056	1,498,044
Bureau Veritas SA	32,712	742,231
Capgemini SE	24,012	2,604,535
Carrefour SA	82,344	1,971,283
Casino Guichard Perrachon SA	7,078	430,100
Cie. de Saint-Gobain	74,501	4,118,664

Security	Shares	Value
Cie. Generale des Etablissements Michelin Class B	23,688	$3,193,586
CNP Assurances	31,934	768,064
Credit Agricole SA	142,974	2,503,211
Danone SA	72,271	5,375,744
Dassault Systemes SE	18,431	1,801,213
Edenred	27,354	715,958
Electricite de France SA	51,324	518,701
Engie SA	188,376	3,021,608
Essilor International SA	31,610	3,991,425
Eutelsat Communications SA	23,970	646,886
Fonciere des Regions	2,998	288,533
Gecina SA	9,632	1,449,043
Groupe Eurotunnel SE Registered	95,880	1,058,305
Hermes International	3,771	1,902,893
Iliad SA	4,230	1,045,561
Ingenico Group SA	7,614	795,534
Kering	11,299	3,936,511
L’Oreal SA	34,404	7,102,465
Lagardere SCA	26,226	858,043
Legrand SA	49,136	3,383,192
LVMH Moet Hennessy Louis Vuitton SE	33,997	8,525,544
Natixis SA	151,998	1,100,861
Orange SA	269,030	4,510,392
Pernod Ricard SA	22,560	3,118,645
Publicis Groupe SA	34,470	2,597,312
Remy Cointreau SA	4,230	485,102
Renault SA	22,278	2,000,401
Safran SA	34,686	3,268,723
Sanofi	152,562	14,519,162
Schneider Electric SE	78,475	6,138,839
SCOR SE	48,298	2,028,038
SES SA	50,760	1,189,441
Societe Generale SA	102,648	6,002,694
Sodexo SA	17,484	2,057,860
STMicroelectronics NV	105,186	1,789,527
Suez	45,684	823,003
Thales SA	13,818	1,524,715
Total SA	295,818	14,983,142
Unibail-Rodamco SE	12,719	3,169,343
Valeo SA	25,944	1,790,621
Veolia Environnement SA	67,480	1,515,996

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Vinci SA	72,574	$6,480,677
Vivendi SA	161,937	3,736,379
Wendel SA	5,076	761,242
Zodiac Aerospace	27,918	794,905

		188,013,698
GERMANY — 6.09%
adidas AG	26,790	6,095,987
Allianz SE Registered	58,938	12,507,829
BASF SE	119,850	11,387,627
Bayer AG Registered	108,108	13,657,274
Bayerische Motoren Werke AG	36,456	3,340,104
Brenntag AG	22,076	1,247,894
Commerzbank AGa	150,981	1,972,314
Continental AG	13,125	2,947,870
Covestro AGc	19,740	1,527,205
Daimler AG Registered	114,018	7,970,194
Deutsche Bank AG Registered[b]	278,052	4,946,856
Deutsche Boerse AG	30,738	3,203,989
Deutsche Post AG Registered	119,568	4,623,840
Deutsche Telekom AG Registered	423,846	7,718,093
Deutsche Wohnen AG Bearer	74,749	2,951,003
E.ON SE	291,870	2,877,833
Fresenius Medical Care AG & Co. KGaA	33,276	3,130,355
Fresenius SE & Co. KGaA	58,374	4,916,025
GEA Group AGb	40,608	1,644,331
HeidelbergCement AG	16,074	1,588,494
Henkel AG & Co. KGaA	5,922	742,889
HUGO BOSS AG	11,280	847,553
Infineon Technologies AG	173,148	3,753,143
Innogy SEc	25,662	1,073,617
K+S AG Registered[b]	33,276	862,917
Lanxess AG	15,228	1,170,948
Linde AG	26,226	5,002,932
MAN SE	11,329	1,250,473
Merck KGaA	24,536	2,685,961
Metro Wholesale & Food Specialist AGa,b	34,156	687,207
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	21,168	4,529,711
Osram Licht AG	16,791	1,395,858

Security	Shares	Value
ProSiebenSat.1 Media SE Registered	45,584	$1,819,220
QIAGEN NV	34,968	1,159,518
RWE AGa	72,854	1,530,218
SAP SE	125,335	13,252,017
Siemens AG Registered	99,840	13,507,385
thyssenkrupp AGb	66,838	1,976,749
Volkswagen AG	6,248	979,362
Vonovia SE	62,322	2,516,978
Zalando SEa,b,c	17,766	792,078

		161,791,851
GREECE — 0.08%
Alpha Bank AEa	152,300	364,510
Eurobank Ergasias SAa	251,132	273,878
Hellenic Telecommunications Organization SA	19,122	243,033
JUMBO SA	21,108	352,142
National Bank of Greece SAa	650,856	262,437
OPAP SA	21,796	249,780
Piraeus Bank SAa	902,538	246,870
Titan Cement Co. SA	8,944	248,545

		2,241,195
HONG KONG — 2.45%
AIA Group Ltd.	1,522,800	12,000,837
ASM Pacific Technology Ltd.	56,400	730,803
Bank of East Asia Ltd. (The)[b]	340,200	1,457,039
BOC Hong Kong Holdings Ltd.[b]	705,000	3,470,772
Cheung Kong Property Holdings Ltd.	323,060	2,616,281
CK Hutchison Holdings Ltd.	323,060	4,256,368
CLP Holdings Ltd.	282,500	3,011,226
Galaxy Entertainment Group Ltd.	282,000	1,745,767
Hang Seng Bank Ltd.	112,800	2,455,266
Henderson Land Development Co. Ltd.	406,478	2,352,427
Hong Kong & China Gas Co. Ltd.[b]	1,724,452	3,263,369
Hong Kong Exchanges & Clearing Ltd.[b]	122,200	3,485,997
Jardine Matheson Holdings Ltd.	28,200	1,799,442
Li & Fung Ltd.[b]	1,000,000	366,190
Link REIT	423,000	3,439,178
Melco Resorts & Entertainment Ltd. ADR	31,584	637,997
MTR Corp. Ltd.	282,000	1,630,225

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
New World Development Co. Ltd.	947,000	$1,280,426
Power Assets Holdings Ltd.	295,000	2,923,503
Sands China Ltd.[b]	338,400	1,570,648
SJM Holdings Ltd.	282,000	282,356
Sun Hung Kai Properties Ltd.	283,000	4,384,423
Swire Pacific Ltd. Class A	142,500	1,421,323
Techtronic Industries Co. Ltd.	141,000	627,357
WH Group Ltd.[c]	1,085,500	1,018,766
Wharf Holdings Ltd. (The)	282,000	2,399,301
Wynn Macau Ltd.	226,000	490,188

		65,117,475
HUNGARY — 0.09%
MOL Hungarian Oil & Gas PLC	9,870	850,055
OTP Bank PLC	38,352	1,420,484

		2,270,539
INDIA — 2.07%
Dr. Reddy’s Laboratories Ltd. ADR	83,754	3,064,559
ICICI Bank Ltd. ADR	497,241	4,629,314
Infosys Ltd. ADR	518,316	8,189,393
Larsen & Toubro Ltd. GDR[e]	433,998	7,898,763
Mahindra & Mahindra Ltd. GDR[b]	252,672	5,457,715
Reliance Industries Ltd. GDR[c]	201,453	9,992,069
State Bank of India GDR[b,e]	110,262	5,336,681
Tata Motors Ltd. ADR	127,746	4,399,572
Wipro Ltd. ADR[b]	965,004	5,934,775

		54,902,841
INDONESIA — 0.57%
Astra International Tbk PT	1,945,800	1,164,647
Bank Central Asia Tbk PT	2,030,400	2,849,631
Bank Mandiri Persero Tbk PT	1,748,442	1,791,221
Bank Rakyat Indonesia Persero Tbk PT	1,833,000	2,032,616
Charoen Pokphand Indonesia Tbk PT	705,000	141,275
Gudang Garam Tbk PT	112,800	644,257
Kalbe Farma Tbk PT	4,681,600	609,620
Matahari Department Store Tbk PT	311,600	296,422
Perusahaan Gas Negara Persero Tbk PT	2,256,000	380,967
Semen Indonesia Persero Tbk PT	789,600	589,652
Telekomunikasi Indonesia Persero Tbk PT	7,783,200	2,739,658

Security	Shares	Value
Unilever Indonesia Tbk PT	282,000	$1,036,018
United Tractors Tbk PT	423,045	955,693

		15,231,677
IRELAND — 0.31%
Bank of Ireland Group PLC[a]	118,475	984,759
CRH PLC	98,857	3,461,025
Irish Bank Resolution Corp. Ltd.[a,d]	64,486	1
Kerry Group PLC Class A	32,148	2,893,857
Paddy Power Betfair PLC	10,152	1,013,074

		8,352,716
ISRAEL — 0.42%
Bank Hapoalim BM	123,249	854,112
Bank Leumi Le-Israel BM	220,242	1,058,552
Bezeq The Israeli Telecommunication Corp. Ltd.	413,918	614,499
Check Point Software Technologies Ltd.[a,b]	16,540	1,749,601
Israel Chemicals Ltd.	73,038	348,992
Mobileye NVa	20,482	1,296,511
Nice Ltd.	18,048	1,341,471
Teva Pharmaceutical Industries Ltd. ADR	123,234	3,964,438

		11,228,176
ITALY — 1.62%
Assicurazioni Generali SpA	170,403	3,079,877
Atlantia SpA	44,274	1,340,994
CNH Industrial NV	162,191	1,873,988
Enel SpA	919,705	5,230,821
Eni SpA	314,712	4,960,880
EXOR NV	23,406	1,396,342
Ferrari NV	18,051	1,896,239
Fiat Chrysler Automobiles NVa	134,238	1,614,320
Intesa Sanpaolo SpA	1,807,066	6,204,109
Leonardo SpA	68,177	1,184,008
Luxottica Group SpA	28,869	1,663,367
Mediobanca SpA	125,490	1,304,204
Prysmian SpA	38,352	1,223,121
Saipem SpA[a,b]	97,147	396,296
Snam SpA	240,181	1,131,561
Telecom Italia SpA/Milano[a]	1,503,684	1,543,261
Tenaris SA	62,604	988,318
Terna Rete Elettrica Nazionale SpA	172,774	983,059
UniCredit SpA[a]	250,872	4,921,750

		42,936,515

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
JAPAN — 15.98%
Acom Co. Ltd.[a,b]	141,000	$599,756
Aeon Co. Ltd.	112,800	1,697,181
AEON Financial Service Co. Ltd.	28,200	612,772
Aeon Mall Co. Ltd.	30,400	578,039
Aisin Seiki Co. Ltd.	28,300	1,472,691
Ajinomoto Co. Inc.	68,400	1,373,633
Alps Electric Co. Ltd.	28,200	768,198
ANA Holdings Inc.	282,000	965,989
Asahi Glass Co. Ltd.	56,400	2,373,501
Asahi Group Holdings Ltd.	84,600	3,444,639
Asahi Kasei Corp.	282,000	3,227,196
Astellas Pharma Inc.	310,200	3,952,772
Bandai Namco Holdings Inc.	56,400	1,957,500
Bridgestone Corp.	84,600	3,565,611
Brother Industries Ltd.	28,200	719,707
Canon Inc.	141,000	4,896,303
Casio Computer Co. Ltd.	28,200	461,429
Central Japan Railway Co.	28,200	4,530,069
Chubu Electric Power Co. Inc.	112,800	1,479,227
Chugai Pharmaceutical Co. Ltd.	56,400	2,263,759
Chugoku Electric Power Co. Inc. (The)	56,400	617,110
Coca-Cola Bottlers Japan Inc.	28,200	849,866
Concordia Financial Group Ltd.	169,200	852,623
Credit Saison Co. Ltd.	56,400	1,084,154
CYBERDYNE Inc.[a,b]	28,200	383,078
Dai-ichi Life Holdings Inc.	141,000	2,438,581
Daiichi Sankyo Co. Ltd.	95,000	2,070,320
Daikin Industries Ltd.	28,200	2,986,017
Daito Trust Construction Co. Ltd.	2,600	438,608
Daiwa House Industry Co. Ltd.	56,400	1,964,646
Daiwa Securities Group Inc.	282,000	1,623,424
Denso Corp.	84,600	4,062,515
Dentsu Inc.	28,200	1,316,910
East Japan Railway Co.	56,400	5,282,954
Eisai Co. Ltd.	28,300	1,515,975
Electric Power Development Co. Ltd.	28,200	712,816
FANUC Corp.	28,200	5,758,930
Fast Retailing Co. Ltd.	3,300	989,149
FUJIFILM Holdings Corp.	84,600	3,103,161
Fujitsu Ltd.	282,000	2,102,207
Hachijuni Bank Ltd. (The)	225,600	1,431,247
Hino Motors Ltd.	56,400	664,070

Security	Shares	Value
Hitachi Construction Machinery Co. Ltd.	28,200	$807,756
Hitachi High-Technologies Corp.	28,200	1,038,726
Hitachi Ltd.	564,000	3,877,229
Honda Motor Co. Ltd.	225,600	6,345,670
Hoya Corp.	56,400	3,177,939
Hulic Co. Ltd.	47,300	498,706
Idemitsu Kosan Co. Ltd.	28,200	683,211
IHI Corp.[a]	282,000	928,983
INPEX Corp.	141,000	1,369,229
Isetan Mitsukoshi Holdings Ltd.	84,600	823,835
Isuzu Motors Ltd.	112,800	1,547,625
ITOCHU Corp.	225,600	3,533,199
Japan Exchange Group Inc.	103,500	1,855,591
Japan Prime Realty Investment Corp.	282	1,057,867
Japan Retail Fund Investment Corp.	846	1,612,449
Japan Tobacco Inc.	141,000	4,892,475
JFE Holdings Inc.	84,700	1,634,669
JSR Corp.	56,400	994,318
JTEKT Corp.	56,400	803,928
JXTG Holdings Inc.	406,700	1,804,284
Kakaku.com Inc.	28,200	397,370
Kansai Electric Power Co. Inc. (The)	112,800	1,511,895
Kao Corp.	84,600	5,140,544
Kawasaki Heavy Industries Ltd.	282,000	898,357
KDDI Corp.	253,800	6,707,055
Keyence Corp.	10,000	4,617,403
Kintetsu Group Holdings Co. Ltd.	282,000	1,079,560
Kirin Holdings Co. Ltd.	141,000	3,101,502
Kobe Steel Ltd.[a]	56,400	705,415
Komatsu Ltd.	141,000	3,782,927
Konica Minolta Inc.	142,500	1,178,741
Kubota Corp.	135,800	2,359,094
Kuraray Co. Ltd.	112,800	2,194,850
Kurita Water Industries Ltd.	56,500	1,605,593
Kyocera Corp.	57,000	3,462,455
Kyushu Electric Power Co. Inc.	84,600	999,933
Lion Corp.	28,200	602,308
M3 Inc.	28,200	759,265
Mabuchi Motor Co. Ltd.	28,800	1,516,956
Marubeni Corp.	282,000	1,866,389
Mazda Motor Corp.	84,600	1,274,417

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
MEIJI Holdings Co. Ltd.	28,990	$2,306,187
MINEBEA MITSUMI Inc.	56,400	930,514
MISUMI Group Inc.	28,200	698,269
Mitsubishi Chemical Holdings Corp.	282,500	2,375,153
Mitsubishi Corp.	197,400	4,281,362
Mitsubishi Electric Corp.	282,000	4,365,455
Mitsubishi Estate Co. Ltd.	157,000	2,850,283
Mitsubishi Heavy Industries Ltd.	565,000	2,246,296
Mitsubishi Motors Corp.	112,800	814,647
Mitsubishi UFJ Financial Group Inc.	1,579,200	10,004,435
Mitsui & Co. Ltd.	225,600	3,276,963
Mitsui Chemicals Inc.	282,000	1,607,856
Mitsui Fudosan Co. Ltd.	84,600	1,940,529
Mitsui OSK Lines Ltd.	282,000	877,940
Mizuho Financial Group Inc.	3,130,200	5,563,793
MS&AD Insurance Group Holdings Inc.	76,500	2,680,737
Murata Manufacturing Co. Ltd.	28,200	4,384,597
Nabtesco Corp.	28,500	924,680
NEC Corp.	342,000	928,549
Nidec Corp.	28,200	3,103,416
Nikon Corp.	56,400	992,787
Nintendo Co. Ltd.	13,500	4,579,212
Nippon Building Fund Inc.	300	1,615,458
Nippon Paint Holdings Co. Ltd.	28,200	1,085,941
Nippon Steel & Sumitomo Metal Corp.	112,886	2,770,685
Nippon Telegraph & Telephone Corp.	84,600	4,126,829
Nissan Motor Co. Ltd.	282,000	2,797,158
Nisshin Seifun Group Inc.	99,725	1,635,383
Nissin Foods Holdings Co. Ltd.	28,200	1,768,641
Nitto Denko Corp.	28,500	2,542,676
Nomura Holdings Inc.	480,400	2,855,575
Nomura Real Estate Holdings Inc.	28,500	564,351
Nomura Real Estate Master Fund Inc.	846	1,196,704
NSK Ltd.	84,600	1,093,342
NTT DOCOMO Inc.	197,400	4,578,815
Olympus Corp.	56,400	2,046,826
Omron Corp.	28,200	1,406,236
Ono Pharmaceutical Co. Ltd.	57,900	1,265,998

Security	Shares	Value
Oriental Land Co. Ltd./Japan	28,200	$2,040,190
ORIX Corp.	169,200	2,682,056
Osaka Gas Co. Ltd.	282,000	1,126,775
Otsuka Holdings Co. Ltd.	56,400	2,480,691
Panasonic Corp.	310,200	4,270,005
Rakuten Inc.	112,800	1,376,120
Recruit Holdings Co. Ltd.	169,200	2,923,235
Resona Holdings Inc.	366,600	1,885,836
Santen Pharmaceutical Co. Ltd.	84,600	1,192,110
SBI Holdings Inc./Japan	45,000	643,061
Secom Co. Ltd.	28,500	2,134,888
Sekisui House Ltd.	84,600	1,463,531
Seven & I Holdings Co. Ltd.	112,800	4,537,726
Sharp Corp./Japan[a,b]	282,000	990,235
Shimano Inc.	8,000	1,171,456
Shin-Etsu Chemical Co. Ltd.	56,400	5,160,451
Shionogi & Co. Ltd.	28,200	1,504,749
Shiseido Co. Ltd.	56,400	1,990,678
Showa Shell Sekiyu KK	84,600	919,540
SMC Corp./Japan	3,200	1,016,806
SoftBank Group Corp.	112,800	9,144,870
Sompo Holdings Inc.	56,400	2,211,184
Sony Corp.	169,200	6,952,061
Stanley Electric Co. Ltd.	56,400	1,863,071
Start Today Co. Ltd.	56,400	1,589,990
Subaru Corp.	84,600	3,057,988
Sumitomo Chemical Co. Ltd.	282,000	1,653,794
Sumitomo Corp.	150,600	2,032,851
Sumitomo Dainippon Pharma Co. Ltd.[b]	56,400	790,146
Sumitomo Electric Industries Ltd.	112,800	1,824,788
Sumitomo Heavy Industries Ltd.	282,000	2,057,034
Sumitomo Mitsui Financial Group Inc.	197,400	7,494,393
Sumitomo Mitsui Trust Holdings Inc.	56,400	2,069,285
Sumitomo Rubber Industries Ltd.	28,200	488,992
Suzuki Motor Corp.	56,400	2,669,551
Sysmex Corp.	28,200	1,612,960
T&D Holdings Inc.	112,800	1,666,045
Taisei Corp.	282,000	2,695,072
Taiyo Nippon Sanso Corp.	45,000	520,476
Takeda Pharmaceutical Co. Ltd.	112,800	5,953,659
TDK Corp.	28,500	2,050,545
Terumo Corp.	57,000	2,153,717

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Tohoku Electric Power Co. Inc.	84,600	$1,150,000
Tokio Marine Holdings Inc.	84,600	3,556,423
Tokyo Electric Power Co. Holdings Inc.[a]	253,800	1,074,966
Tokyo Electron Ltd.	28,500	4,017,263
Tokyo Gas Co. Ltd.	282,000	1,493,264
Tokyu Corp.	35,600	522,909
Tokyu Fudosan Holdings Corp.	169,200	1,013,715
Toray Industries Inc.	282,000	2,544,495
Toshiba Corp.[a,b]	565,000	1,257,885
Toyo Seikan Group Holdings Ltd.	84,600	1,385,053
Toyo Suisan Kaisha Ltd.	28,200	1,023,413
Toyota Industries Corp.	28,300	1,518,793
Toyota Motor Corp.	338,400	19,092,136
Toyota Tsusho Corp.	56,400	1,812,028
Trend Micro Inc./Japan	28,200	1,408,788
Unicharm Corp.	56,400	1,444,263
United Urban Investment Corp.	846	1,258,721
USS Co. Ltd.	56,400	1,136,728
West Japan Railway Co.	28,200	2,020,794
Yahoo Japan Corp.	263,200	1,191,004
Yakult Honsha Co. Ltd.	28,200	1,919,218
Yamada Denki Co. Ltd.	173,600	925,385
Yamaha Motor Co. Ltd.	56,400	1,418,996
Yamato Holdings Co. Ltd.	84,600	1,695,905
Yokogawa Electric Corp.	56,400	948,890

		424,215,975
MALAYSIA — 0.55%
Alliance Financial Group Bhd	705,000	647,121
Axiata Group Bhd	366,600	396,440
British American Tobacco Malaysia Bhd	28,200	289,805
CIMB Group Holdings Bhd	592,200	905,970
DiGi.Com Bhd[b]	535,800	600,687
Genting Bhd	310,200	704,226
Genting Malaysia Bhd	282,000	395,189
Hong Leong Bank Bhd	112,800	413,631
Hong Leong Financial Group Bhd	84,600	338,281
IHH Healthcare Bhd	338,400	466,323
IOI Corp. Bhd	463,900	484,324
IOI Properties Group Bhd	971,618	476,561
Kuala Lumpur Kepong Bhd	84,600	490,034
Malayan Banking Bhd	366,600	816,855
Malaysia Airports Holdings Bhd	282,000	576,317
Maxis Bhd[b]	310,200	409,350

Security	Shares	Value
Petronas Chemicals Group Bhd	310,200	$503,536
Petronas Dagangan Bhd	56,400	313,253
Petronas Gas Bhd	169,200	740,583
PPB Group Bhd	84,600	333,144
Public Bank Bhd	293,840	1,391,819
RHB Bank Bhd	216,795	253,176
RHB Bank Bhd New[a,d]	141,000	—
Sapura Energy Bhd	789,600	284,009
Sime Darby Bhd	282,000	622,422
Tenaga Nasional Bhd	451,200	1,488,017
YTL Corp. Bhd	564,053	184,439

		14,525,512
MEXICO — 0.87%
Alfa SAB de CV	564,000	779,842
America Movil SAB de CV	4,117,200	3,635,303
Cemex SAB de CV CPO[a]	2,227,808	2,146,786
Fibra Uno Administracion SA de CV	355,300	654,898
Fomento Economico Mexicano SAB de CV	282,000	2,840,357
Gentera SAB de CV	366,600	555,985
Grupo Aeroportuario del Sureste SAB de CV Series B	84,600	1,802,279
Grupo Financiero Banorte SAB de CV	375,200	2,480,852
Grupo Financiero Inbursa SAB de CV Series O	479,400	864,035
Grupo Financiero Santander Mexico SAB de CV Series B	338,400	693,137
Grupo Mexico SAB de CV Series B	451,229	1,465,995
Grupo Televisa SAB	338,400	1,799,009
Industrias Penoles SAB de CV	19,740	484,035
Kimberly-Clark de Mexico SAB de CV Series A	479,400	962,606
Wal-Mart de Mexico SAB de CV	817,800	1,882,175

		23,047,294
NETHERLANDS — 2.63%
ABN AMRO Group NVc	46,248	1,303,727
Aegon NV	272,976	1,525,194
AerCap Holdings NVa,b	21,996	1,080,004
Akzo Nobel NV	38,634	3,480,893
Altice NV Class Aa,b	43,710	1,074,744
Altice NV Class Ba	22,967	565,932
ArcelorMittal[a]	83,472	2,184,288

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
ASML Holding NV	50,837	$7,680,908
Gemalto NVb	11,562	586,977
Heineken NV	33,558	3,488,437
ING Groep NV	519,444	9,685,498
Koninklijke Ahold Delhaize NV	204,450	4,168,902
Koninklijke DSM NV	32,434	2,385,393
Koninklijke KPN NV	484,476	1,750,149
Koninklijke Philips NV	136,525	5,211,984
NN Group NV	31,302	1,265,475
NXP Semiconductors NVa	41,172	4,542,507
RELX NV	157,868	3,309,329
Unilever NV CVA	218,716	12,712,808
Wolters Kluwer NV	40,326	1,788,382

		69,791,531
NEW ZEALAND — 0.10%
Auckland International Airport Ltd.	233,214	1,216,971
Fletcher Building Ltd.	94,472	565,935
Spark New Zealand Ltd.	317,351	892,252

		2,675,158
NORWAY — 0.45%
DNB ASA	136,770	2,676,063
Gjensidige Forsikring ASA	46,133	795,215
Norsk Hydro ASA	212,910	1,367,502
Orkla ASA	108,288	1,110,098
Schibsted ASA[b]	21,996	558,711
Statoil ASA	152,619	2,847,096
Telenor ASA	77,268	1,538,241
Yara International ASA	29,064	1,152,422

		12,045,348
PAKISTAN — 0.02%
MCB Bank Ltd.	112,800	221,125
United Bank Ltd./Pakistan	112,800	222,710

		443,835
PERU — 0.08%
Credicorp Ltd.	11,562	2,140,589

		2,140,589
PHILIPPINES — 0.27%
Ayala Land Inc.	1,720,200	1,431,795
Bank of the Philippine Islands	714,915	1,481,968
JG Summit Holdings Inc.	394,800	622,010
Jollibee Foods Corp.	324,300	1,446,046
Metropolitan Bank & Trust Co.	908,048	1,565,600
SM Prime Holdings Inc.	817,800	565,621

		7,113,040

Security	Shares	Value
POLAND — 0.30%
Alior Bank SAa	43,072	$764,807
Bank Millennium SAa	223,414	477,159
Bank Pekao SA	14,100	499,170
Bank Zachodni WBK SA	4,528	476,701
Cyfrowy Polsat SA	125,772	891,913
KGHM Polska Miedz SA	16,920	573,226
mBank SAa	3,472	437,613
Polski Koncern Naftowy ORLEN SA	52,565	1,548,578
Polskie Gornictwo Naftowe i Gazownictwo SA	226,499	419,123
Powszechna Kasa Oszczednosci Bank Polski SAa	100,674	1,027,112
Powszechny Zaklad Ubezpieczen SA	65,142	799,219

		7,914,621
PORTUGAL — 0.11%
Banco Espirito Santo SA Registered[a,d]	1	—
EDP – Energias de Portugal SA	307,993	1,089,372
Galp Energia SGPS SA	48,569	775,339
Jeronimo Martins SGPS SA	51,932	1,017,913

		2,882,624
QATAR — 0.16%
Ezdan Holding Group QSC	150,956	541,091
Masraf Al Rayan QSC	143,113	1,643,102
Ooredoo QSC	18,489	486,506
Qatar National Bank QPSC	41,804	1,584,550

		4,255,249
RUSSIA — 0.72%
Gazprom PJSC ADR	745,922	2,901,637
Lukoil PJSC ADR	62,606	2,951,247
Magnit PJSC GDR[e]	50,196	1,842,193
MMC Norilsk Nickel PJSC ADR	92,280	1,386,046
Mobile TeleSystems PJSC ADR	112,236	961,862
Novatek PJSC GDR[e]	15,025	1,571,615
Rosneft Oil Co. PJSC GDR	116,236	596,291
RusHydro PJSC ADR	332,571	415,714
Sberbank of Russia PJSC ADR	299,025	3,483,641
Sistema PJSC FC GDR[e]	58,092	232,368
Surgutneftegas OJSC ADR	230,689	1,009,264
Tatneft PJSC ADR	31,052	1,197,986
VTB Bank PJSC GDR[e]	339,732	655,683

		19,205,547

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
SINGAPORE — 0.90%
Ascendas REIT	622,116	$1,237,631
CapitaLand Commercial Trust	592,200	750,504
CapitaLand Ltd.	310,300	843,654
CapitaLand Mall Trust	253,800	375,875
ComfortDelGro Corp. Ltd.[b]	282,000	479,974
DBS Group Holdings Ltd.	227,000	3,616,077
Genting Singapore PLC	1,244,200	1,068,003
Global Logistic Properties Ltd.[b]	564,000	1,375,508
Golden Agri-Resources Ltd.	846,000	246,220
Hutchison Port Holdings Trust[b]	988,300	469,443
Keppel Corp. Ltd.	253,800	1,198,687
Oversea-Chinese Banking Corp. Ltd.	382,475	3,201,382
SembCorp Industries Ltd.	112,800	268,453
Singapore Airlines Ltd.[b]	141,000	1,079,421
Singapore Exchange Ltd.	84,600	471,870
Singapore Telecommunications Ltd.	1,071,600	3,134,580
Suntec REIT	451,200	631,653
United Overseas Bank Ltd.	169,200	2,990,796
Wilmar International Ltd.	225,600	555,190

		23,994,921
SOUTH AFRICA — 1.58%
Anglo American Platinum Ltd.[a]	10,719	262,163
AngloGold Ashanti Ltd.	69,748	703,625
Aspen Pharmacare Holdings Ltd.	64,881	1,358,524
Bid Corp. Ltd.	45,402	1,088,581
Bidvest Group Ltd. (The)	52,452	666,655
Brait SEa	71,910	342,879
Exxaro Resources Ltd.	27,072	223,491
FirstRand Ltd.	433,434	1,703,677
Foschini Group Ltd. (The)	56,400	648,437
Gold Fields Ltd.	151,444	608,129
Growthpoint Properties Ltd.	849,514	1,595,525
Impala Platinum Holdings Ltd.[a]	91,990	245,493
Imperial Holdings Ltd.	33,276	438,442
Investec Ltd.	67,962	507,638
MMI Holdings Ltd./South Africa	282,928	442,821
Mr. Price Group Ltd.	63,450	832,599
MTN Group Ltd.	247,878	2,226,135
Naspers Ltd. Class N	58,242	12,839,174
PSG Group Ltd.	25,944	508,586
Rand Merchant Investment Holdings Ltd.	235,188	748,858

Security	Shares	Value
Redefine Properties Ltd.	1,943,302	$1,586,309
Remgro Ltd.	76,279	1,235,785
RMB Holdings Ltd.	163,842	789,670
Sappi Ltd.	122,670	811,772
Sasol Ltd.	75,858	2,282,625
Shoprite Holdings Ltd.	53,862	823,336
Sibanye Gold Ltd.	287,076	365,760
Standard Bank Group Ltd.	174,840	2,169,706
Steinhoff International Holdings NV Class H	386,058	1,931,204
Tiger Brands Ltd.	26,508	802,649
Truworths International Ltd.	106,350	609,384
Woolworths Holdings Ltd./South Africa	143,824	686,758

		42,086,390
SOUTH KOREA — 3.52%
AmorePacific Corp.	6,768	1,714,604
AmorePacific Group	7,614	826,684
BGF retail Co. Ltd.	5,076	419,126
BNK Financial Group Inc.	30,813	311,145
Celltrion Inc.[a]	12,312	1,193,738
CJ CheilJedang Corp.	1,989	657,638
CJ Corp.	2,820	488,879
Coway Co. Ltd.	6,486	574,382
Daelim Industrial Co. Ltd.	3,112	255,011
DGB Financial Group Inc.	21,781	232,593
Dongbu Insurance Co. Ltd.	6,204	444,073
E-MART Inc.	2,256	512,063
GS Holdings Corp.	11,166	752,349
Hana Financial Group Inc.	38,477	1,753,565
Hankook Tire Co. Ltd.	9,614	536,951
Hanmi Pharm Co. Ltd.[a]	1,225	402,842
Hanmi Science Co. Ltd.[a]	4,794	356,856
Hanssem Co. Ltd.	3,102	487,871
Hanwha Techwin Co. Ltd.[a]	5,922	211,150
Hyosung Corp.	2,552	381,985
Hyundai Development Co. Engineering & Construction	6,919	263,702
Hyundai Engineering & Construction Co. Ltd.	9,306	376,714
Hyundai Glovis Co. Ltd.	3,102	435,203
Hyundai Heavy Industries Co. Ltd.[a]	4,386	683,935
Hyundai Marine & Fire Insurance Co. Ltd.	7,912	320,991

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Hyundai Mobis Co. Ltd.	8,742	$1,921,748
Hyundai Motor Co.	18,330	2,375,095
Hyundai Robotics Co. Ltd.[a]	905	356,242
Hyundai Steel Co.	7,614	426,610
Industrial Bank of Korea	36,378	502,248
Kakao Corp.	5,358	574,559
Kangwon Land Inc.	25,098	829,834
KB Financial Group Inc.	43,388	2,303,067
KEPCO Plant Service & Engineering Co. Ltd.	5,358	215,460
Kia Motors Corp.	32,712	1,069,889
Korea Aerospace Industries Ltd. Class A	8,252	381,242
Korea Electric Power Corp.	33,000	1,313,748
Korea Gas Corp.[a]	12,479	559,801
Korea Investment Holdings Co. Ltd.	13,818	879,176
Korea Zinc Co. Ltd.	1,410	621,809
KT Corp.	25,110	780,866
KT&G Corp.	14,886	1,516,468
LG Chem Ltd.	5,926	1,736,945
LG Corp.	14,100	950,038
LG Display Co. Ltd.	30,174	853,409
LG Electronics Inc.	12,096	725,295
LG Household & Health Care Ltd.	1,692	1,498,389
LG Uplus Corp.	61,194	910,487
Lotte Chemical Corp.	3,102	1,022,866
Lotte Confectionery Co. Ltd.	2,820	512,819
Lotte Shopping Co. Ltd.	1,692	397,655
Medy-Tox Inc.	846	446,946
Mirae Asset Daewoo Co. Ltd.	68,036	659,658
NAVER Corp.	3,384	2,428,267
NCsoft Corp.	2,256	727,774
OCI Co. Ltd.	4,230	348,515
Orion Corp./Republic of Korea[a]	3,210	235,504
POSCO	8,259	2,450,282
S-1 Corp.	4,230	348,515
S-Oil Corp.	7,614	792,664
Samsung Biologics Co. Ltd.[a,c]	2,820	685,439
Samsung C&T Corp.	9,086	1,128,595
Samsung Electro-Mechanics Co. Ltd.	7,053	590,560
Samsung Electronics Co. Ltd.	12,704	27,359,492
Samsung Fire & Marine Insurance Co. Ltd.	3,948	1,030,174

Security	Shares	Value
Samsung Life Insurance Co. Ltd.	9,588	$1,075,282
Samsung SDI Co. Ltd.	7,050	1,061,548
Samsung SDS Co. Ltd.	4,794	766,834
Samsung Securities Co. Ltd.	7,385	267,604
Shinhan Financial Group Co. Ltd.	55,413	2,634,352
SK Holdings Co. Ltd.	5,076	1,231,521
SK Hynix Inc.	74,750	4,408,650
SK Innovation Co. Ltd.	8,178	1,289,859
SK Telecom Co. Ltd.	2,820	700,559
Woori Bank	39,501	674,205
Yuhan Corp.	1,128	238,391

		93,411,005
SPAIN — 2.45%
Abertis Infraestructuras SA	80,652	1,587,031
ACS Actividades de Construccion y Servicios SA	46,342	1,771,613
Aena SAc	8,179	1,593,513
Amadeus IT Group SA	65,289	4,007,359
Banco Bilbao Vizcaya Argentaria SA	827,670	7,466,025
Banco de Sabadell SA	748,031	1,669,492
Banco Santander SA	2,051,722	13,967,199
Bankia SA	217,061	1,095,828
Bankinter SA	122,388	1,188,706
CaixaBank SA	481,656	2,507,726
Distribuidora Internacional de Alimentacion SAb	112,616	757,212
Endesa SA	39,198	924,751
Ferrovial SA	98,818	2,125,661
Gas Natural SDG SA	44,274	1,033,020
Grifols SA	36,949	1,034,836
Iberdrola SA	673,425	5,291,006
Industria de Diseno Textil SA	147,768	5,852,001
International Consolidated Airlines Group SA	118,722	904,368
Red Electrica Corp. SA	32,732	699,270
Repsol SA	176,734	2,950,512
Siemens Gamesa Renewable Energy SA	34,122	557,183
Telefonica SA	549,619	6,194,891

		65,179,203
SWEDEN — 1.96%
Alfa Laval AB	88,830	1,981,065
Assa Abloy AB Class B	140,436	3,003,496
Atlas Copco AB Class A	116,212	4,203,662

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Electrolux AB Class B	48,504	$1,656,166
Essity AB Class Ba	68,119	1,971,388
Getinge AB Class B	48,264	836,515
Hennes & Mauritz AB Class B	132,258	3,441,728
Hexagon AB Class B	33,276	1,641,370
Husqvarna AB Class B	147,486	1,497,824
Investor AB Class B	63,732	3,017,580
Lundin Petroleum ABa	37,506	851,751
Millicom International Cellular SA SDR	12,182	762,029
Nordea Bank AB	371,676	4,682,105
Sandvik AB	203,886	3,208,620
Securitas AB Class B	110,643	1,839,707
Skandinaviska Enskilda Banken AB Class A	166,380	2,104,162
Skanska AB Class B	90,822	2,061,419
Svenska Handelsbanken AB Class A	182,454	2,711,192
Swedbank AB Class A	102,084	2,660,301
Tele2 AB Class B	77,570	921,552
Telefonaktiebolaget LM Ericsson Class B	382,392	2,479,458
Telia Co. AB	317,814	1,491,033
Volvo AB Class B	179,070	3,037,242

		52,061,365
SWITZERLAND — 5.74%
ABB Ltd. Registered	254,082	5,977,780
Adecco Group AG Registered	22,988	1,758,319
Barry Callebaut AG Registered	1,069	1,527,855
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	282	1,608,965
Cie. Financiere Richemont SA Class A Registered	71,428	6,081,578
Credit Suisse Group AG Registered	287,986	4,441,345
Dufry AG Registered[a]	4,230	675,590
Geberit AG Registered	6,394	3,082,851
Givaudan SA Registered	1,293	2,579,702
Julius Baer Group Ltd.	40,914	2,319,527
Kuehne + Nagel International AG Registered	15,523	2,709,305
LafargeHolcim Ltd. Registered	61,691	3,698,839
Lonza Group AG Registered	10,246	2,442,431
Nestle SA Registered	397,730	33,678,334

Security	Shares	Value
Novartis AG Registered	287,922	$24,589,079
Partners Group Holding AG	3,581	2,330,795
Roche Holding AG	90,240	22,904,883
SGS SA Registered	564	1,249,761
Sika AG Bearer	282	1,948,002
Sonova Holding AG Registered	7,614	1,238,158
Swatch Group AG (The) Bearer	5,156	2,051,499
Swiss Life Holding AG Registered	4,872	1,782,470
Swiss Prime Site AG Registered	7,881	712,668
Swiss Re AG	44,556	4,306,210
Swisscom AG Registered	3,384	1,657,892
UBS Group AG	474,324	8,268,777
Vifor Pharma AGb	11,280	1,207,674
Zurich Insurance Group AG	18,228	5,569,378

		152,399,667
TAIWAN — 2.87%
Acer Inc.	1,467,792	721,853
Advanced Semiconductor Engineering Inc.	868,525	1,167,794
Asia Cement Corp.	580,440	513,247
AU Optronics Corp.	2,064,000	833,926
Cathay Financial Holding Co. Ltd.	1,210,318	1,972,070
Chang Hwa Commercial Bank Ltd.	1,269,926	744,405
China Development Financial Holding Corp.	2,552,000	769,940
China Steel Corp.	1,452,288	1,192,785
Chunghwa Telecom Co. Ltd.	564,000	1,905,185
Compal Electronics Inc.	846,000	561,749
CTBC Financial Holding Co. Ltd.	2,454,036	1,576,669
Delta Electronics Inc.	282,000	1,498,932
E.Sun Financial Holding Co. Ltd.	1,285,647	819,616
Far EasTone Telecommunications Co. Ltd.	564,000	1,363,514
First Financial Holding Co. Ltd.	1,995,020	1,347,830
Formosa Chemicals & Fibre Corp.	287,340	865,955
Formosa Petrochemical Corp.	282,000	989,949
Formosa Plastics Corp.	288,960	867,009
Fubon Financial Holding Co. Ltd.	564,000	876,011
Highwealth Construction Corp.	223,080	369,393
Hon Hai Precision Industry Co. Ltd.	2,381,722	9,268,015
HTC Corp.[a]	43,000	102,105

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
Hua Nan Financial Holdings Co. Ltd.	2,355,445	$1,376,815
Innolux Corp.	1,478,688	722,315
Largan Precision Co. Ltd.	10,000	1,824,775
MediaTek Inc.	60,000	528,556
Mega Financial Holding Co. Ltd.	1,201,195	1,016,394
Nan Ya Plastics Corp.	567,840	1,429,214
Pegatron Corp.	564,000	1,841,678
Quanta Computer Inc.	564,000	1,337,365
Shin Kong Financial Holding Co. Ltd.	941,149	251,530
Siliconware Precision Industries Co. Ltd.	284,218	468,277
SinoPac Financial Holdings Co. Ltd.	2,569,632	805,895
Synnex Technology International Corp.	293,750	326,870
Taishin Financial Holding Co. Ltd.	1,905,707	896,194
Taiwan Business Bank	3,896,074	1,105,773
Taiwan Cement Corp.	564,000	653,740
Taiwan Cooperative Financial Holding Co. Ltd.	3,160,989	1,727,288
Taiwan Mobile Co. Ltd.	564,000	2,017,254
Taiwan Semiconductor Manufacturing Co. Ltd.	3,384,000	24,038,946
Uni-President Enterprises Corp.	653,972	1,251,828
United Microelectronics Corp.	2,538,000	1,168,326
Vanguard International Semiconductor Corp.	282,000	528,595
Yuanta Financial Holding Co. Ltd.	1,071,067	459,350

		76,104,930
THAILAND — 0.51%
Advanced Info Service PCL NVDR	112,800	628,804
Airports of Thailand PCL NVDR	846,000	1,309,302
Bangkok Expressway & Metro PCL	733,200	165,252
BEC World PCL NVDR	452,600	251,622
Berli Jucker PCL NVDR	310,200	431,138
BTS Group Holdings PCL NVDR	2,143,200	553,890
Central Pattana PCL NVDR	282,000	588,974
Charoen Pokphand Foods PCL NVDR	827,200	611,516
CP ALL PCL NVDR	851,200	1,553,961
Glow Energy PCL NVDR	319,200	776,981

Security	Shares	Value
Indorama Ventures PCL NVDR	515,488	$577,042
KCE Electronics PCL NVDR	28,200	73,304
Minor International PCL NVDR[b]	370,520	470,436
PTT Exploration & Production PCL NVDR	177,599	469,662
PTT Global Chemical PCL NVDR	282,601	609,338
PTT PCL NVDR	84,700	987,592
Siam Cement PCL (The) NVDR	56,700	862,176
Siam Commercial Bank PCL (The) NVDR	282,000	1,245,744
Thai Oil PCL NVDR	207,400	534,448
TMB Bank PCL NVDR	7,980,600	565,991
True Corp. PCL NVDR[a]	1,270,434	215,706

		13,482,879
TURKEY — 0.28%
Akbank TAS	170,046	504,784
Anadolu Efes Biracilik ve Malt Sanayii AS	71,960	421,510
Arcelik AS	147,224	1,086,324
BIM Birlesik Magazalar AS	44,894	874,017
Coca-Cola Icecek AS	23,970	289,111
Emlak Konut Gayrimenkul Yatirim Ortakligi ASa	543,184	490,209
Eregli Demir ve Celik Fabrikalari TAS	146,358	325,641
Haci Omer Sabanci Holding AS	69,654	213,687
KOC Holding AS	54,534	253,506
Tupras Turkiye Petrol Rafinerileri AS	26,820	825,078
Turk Hava Yollari AOa	114,532	287,008
Turk Telekomunikasyon ASa	119,056	244,961
Turkiye Garanti Bankasi AS	259,158	775,198
Turkiye Halk Bankasi AS	69,090	295,877
Turkiye Is Bankasi Class C	109,732	235,742
Ulker Biskuvi Sanayi AS	51,888	312,773

		7,435,426
UNITED ARAB EMIRATES — 0.18%
Abu Dhabi Commercial Bank PJSC	364,200	718,891
Aldar Properties PJSC	975,747	621,639
DP World Ltd.	31,686	728,778
Emaar Properties PJSC	709,389	1,591,463
Emirates Telecommunications Group Co. PJSC	208,123	1,062,444

		4,723,215

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
UNITED KINGDOM — 12.41%
3i Group PLC	140,196	$1,729,984
Anglo American PLC[a]	186,120	3,073,275
Ashtead Group PLC	77,268	1,659,401
Associated British Foods PLC	43,428	1,696,988
AstraZeneca PLC	163,560	9,852,103
Auto Trader Group PLC[c]	155,100	782,530
Aviva PLC	531,293	3,775,318
BAE Systems PLC	386,340	3,063,628
Barclays PLC	2,197,062	5,879,888
Barratt Developments PLC	139,308	1,130,407
Berkeley Group Holdings PLC	16,920	779,835
BHP Billiton PLC	278,334	5,056,455
BP PLC	2,413,074	14,182,127
British American Tobacco PLC	297,792	18,504,920
British Land Co. PLC (The)	128,675	1,035,644
BT Group PLC	1,198,500	4,953,433
Bunzl PLC	82,939	2,501,759
Burberry Group PLC	64,860	1,463,045
Capita PLC	139,074	1,207,348
Carnival PLC	33,558	2,265,149
Centrica PLC	768,795	2,011,878
Cobham PLC	374,214	654,669
Coca-Cola HBC AG	34,686	1,048,092
Compass Group PLC	240,214	5,120,814
ConvaTec Group PLC[a],c	186,120	762,369
Diageo PLC	339,246	10,950,792
Experian PLC	173,712	3,451,229
Fresnillo PLC	39,640	802,704
G4S PLC	327,152	1,418,117
GlaxoSmithKline PLC	638,730	12,753,144
Glencore PLC	1,595,335	7,027,875
HSBC Holdings PLC	2,567,046	25,618,884
Imperial Brands PLC	140,718	5,788,085
Inmarsat PLC	73,602	752,492
InterContinental Hotels Group PLC	36,378	2,057,918
ITV PLC	613,068	1,398,252
J Sainsbury PLC	262,260	846,397
Johnson Matthey PLC	45,585	1,688,725
Kingfisher PLC	296,382	1,150,324
Land Securities Group PLC	101,615	1,367,774
Legal & General Group PLC	987,564	3,494,447
Lloyds Banking Group PLC	8,896,536	7,691,712
London Stock Exchange Group PLC	52,535	2,595,846

Security	Shares	Value
Marks & Spencer Group PLC	305,458	$1,297,501
Mediclinic International PLC[b]	50,196	489,702
Mondi PLC	48,786	1,283,124
National Grid PLC	535,076	6,608,350
Next PLC	27,354	1,424,455
Old Mutual PLC	791,359	2,050,061
Pearson PLC	115,744	1,003,286
Persimmon PLC	54,708	1,805,992
Petrofac Ltd.	46,530	274,202
Prudential PLC	348,834	8,498,679
Randgold Resources Ltd.	12,444	1,158,231
Reckitt Benckiser Group PLC	95,646	9,291,932
RELX PLC	159,946	3,483,486
Rio Tinto PLC	157,920	7,328,422
Rolls-Royce Holdings PLC	247,596	2,898,593
Royal Bank of Scotland Group PLC[a]	469,248	1,537,922
Royal Dutch Shell PLC Class A ADR	541,267	15,220,646
Royal Dutch Shell PLC Class B	513,416	14,566,068
Sage Group PLC (The)	239,982	2,132,403
Shire PLC	118,158	6,637,512
Sky PLC	136,488	1,736,411
Smith & Nephew PLC	167,226	2,910,103
SSE PLC	159,048	2,891,500
Standard Chartered PLC[a]	437,108	4,879,204
Standard Life PLC	315,417	1,814,682
Tate & Lyle PLC	108,852	964,354
Taylor Wimpey PLC	439,099	1,102,199
Tesco PLC[a]	1,145,218	2,630,068
TUI AG	59,224	929,908
Unilever PLC	176,532	10,057,467
United Utilities Group PLC	122,670	1,451,455
Vedanta Ltd. ADR	212,346	3,737,290
Vodafone Group PLC	3,503,850	10,254,846
Weir Group PLC (The)	40,326	975,024
Wm Morrison Supermarkets PLC	353,136	1,119,198
Wolseley PLC	46,812	2,793,820
Worldpay Group PLC[c]	254,928	1,243,512
WPP PLC	193,452	3,942,878

		329,470,262

TOTAL COMMON STOCKS
(Cost: $2,542,231,137)		2,607,967,015

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Security	Shares	Value
PREFERRED STOCKS — 1.35%

BRAZIL — 0.73%
Banco Bradesco SA, Preference Shares	494,310	$4,775,430
Centrais Eletricas Brasileiras SA Class B, Preference Shares	84,600	451,290
Cia. Brasileira de Distribuicao, Preference Shares	28,200	654,240
Cia. Energetica de Minas Gerais, Preference Shares	129,200	352,251
Cia. Paranaense de Energia Class B, Preference Shares	39,100	324,186
Gerdau SA, Preference Shares	169,200	577,175
Itau Unibanco Holding SA, Preference Shares	396,997	4,741,097
Itausa-Investimentos Itau SA, Preference Shares	567,401	1,679,507
Lojas Americanas SA, Preference Shares	104,500	524,005
Petroleo Brasileiro SA, Preference Shares	535,800	2,278,650
Telefonica Brasil SA, Preference Shares	34,300	512,689
Vale SA, Preference Shares	253,800	2,369,071

		19,239,591
CHILE — 0.02%
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	13,038	534,636

		534,636
COLOMBIA — 0.07%
Bancolombia SA, Preference Shares	157,203	1,711,892

		1,711,892
GERMANY — 0.34%
Henkel AG & Co. KGaA, Preference Shares	33,053	4,666,599
Porsche Automobil Holding SE, Preference Shares	20,396	1,163,509
Volkswagen AG, Preference Shares	21,244	3,258,574

		9,088,682

Security	Shares	Value
ITALY — 0.02%
Telecom Italia SpA/Milano, Preference Shares	746,184	$610,108

		610,108
SOUTH KOREA — 0.17%
Hyundai Motor Co., Preference Shares	2,256	203,615
Hyundai Motor Co. Series 2, Preference Shares	5,076	480,815
Samsung Electronics Co. Ltd., Preference Shares	2,256	3,892,888

		4,577,318

TOTAL PREFERRED STOCKS
(Cost: $28,594,214)		35,762,227

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[a,b]	8,986	26,571

		26,571

TOTAL RIGHTS (Cost: $0)		26,571

SHORT-TERM INVESTMENTS — 2.34%

MONEY MARKET FUNDS — 2.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	56,524,219	56,541,176
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[f,g]	5,565,628	5,565,628

		62,106,804

TOTAL SHORT-TERM INVESTMENTS
(Cost: $62,102,113)		62,106,804

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ACWI ex U.S. ETF

July 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 101.90%
(Cost: $2,632,927,464)[i]	$2,705,862,617
Other Assets, Less Liabilities — (1.90)%	(50,375,797)

NET ASSETS — 100.00%	$2,655,486,820

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $2,675,021,912. Net unrealized appreciation was $30,840,705, of which $296,127,714 represented gross unrealized appreciation on securities and $265,287,009 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,607,720,143	$246,870	$2	$2,607,967,015
Preferred stocks	35,762,227	—	—	35,762,227
Rights	26,571	—	—	26,571
Money market funds	62,106,804	—	—	62,106,804

Total	$2,705,615,745	$246,870	$2	$2,705,862,617

See notes to financial statements.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.89%

AUSTRALIA — 7.11%
AGL Energy Ltd.	3,767,532	$72,488,227
Alumina Ltd.	13,651,179	20,707,003
Amcor Ltd./Australia	6,479,267	79,349,597
AMP Ltd.	16,504,843	71,022,123
APA Group	6,140,137	42,255,069
Aristocrat Leisure Ltd.	3,027,688	48,947,401
ASX Ltd.	1,070,666	44,704,288
Aurizon Holdings Ltd.	11,297,276	45,276,301
AusNet Services	9,638,194	12,580,761
Australia & New Zealand Banking Group Ltd.	16,286,455	385,258,032
Bank of Queensland Ltd.	2,114,138	20,338,263
Bendigo & Adelaide Bank Ltd.	2,614,868	23,213,897
BGP Holdings PLC[a,b]	33,026,812	389
BHP Billiton Ltd.	17,862,720	368,639,293
BlueScope Steel Ltd.	3,137,877	33,017,548
Boral Ltd.	6,465,171	35,717,380
Brambles Ltd.	8,873,773	65,459,664
Caltex Australia Ltd.	1,472,800	36,614,733
Challenger Ltd./Australia	3,127,236	32,081,692
CIMIC Group Ltd.	555,029	18,353,515
Coca-Cola Amatil Ltd.	3,158,019	20,774,732
Cochlear Ltd.	320,010	36,495,329
Commonwealth Bank of Australia	9,567,010	639,515,104
Computershare Ltd.	2,573,127	28,903,392
Crown Resorts Ltd.	2,167,592	22,011,931
CSL Ltd.	2,525,816	254,077,228
Dexus	5,523,419	41,362,265
Domino’s Pizza Enterprises Ltd.[c]	349,622	14,879,931
Flight Centre Travel Group Ltd.[c]	302,243	10,496,367
Fortescue Metals Group Ltd.	8,572,370	39,283,148
Goodman Group	10,029,077	63,733,463
GPT Group (The)	9,976,169	38,149,847
Harvey Norman Holdings Ltd.	3,017,542	10,527,573
Healthscope Ltd.	9,340,916	15,511,232
Incitec Pivot Ltd.	9,241,487	23,609,420
Insurance Australia Group Ltd.	13,271,915	70,672,900
James Hardie Industries PLC	2,444,740	37,395,700
LendLease Group	3,067,482	41,264,389
Macquarie Group Ltd.	1,784,647	122,288,305

Security	Shares	Value
Medibank Pvt Ltd.	15,221,000	$33,052,596
Mirvac Group	20,363,113	35,277,467
National Australia Bank Ltd.	14,827,265	354,528,671
Newcrest Mining Ltd.	4,278,438	68,996,983
Oil Search Ltd.	7,628,413	40,438,568
Orica Ltd.	2,072,903	32,916,015
Origin Energy Ltd.[b]	9,777,221	54,015,079
Qantas Airways Ltd.	2,813,865	11,951,114
QBE Insurance Group Ltd.	7,585,409	71,761,390
Ramsay Health Care Ltd.	783,678	44,158,346
REA Group Ltd.	301,206	16,597,094
Rio Tinto Ltd.	2,366,557	124,299,775
Santos Ltd.[b]	10,315,856	27,918,910
Scentre Group	29,514,381	97,314,424
Seek Ltd.	1,846,296	25,205,245
Sonic Healthcare Ltd.	2,145,159	38,173,593
South32 Ltd.	29,606,792	68,782,480
Stockland	13,329,182	44,693,696
Suncorp Group Ltd.	7,136,203	81,412,841
Sydney Airport	6,139,194	32,985,260
Tabcorp Holdings Ltd.	4,500,860	15,019,839
Tatts Group Ltd.	7,919,801	25,291,102
Telstra Corp. Ltd.	23,237,518	76,061,885
TPG Telecom Ltd.[c]	2,013,995	9,020,170
Transurban Group	11,459,604	104,387,559
Treasury Wine Estates Ltd.	4,092,603	39,796,089
Vicinity Centres	18,566,057	40,761,097
Wesfarmers Ltd.	6,264,833	203,712,367
Westfield Corp.	10,941,454	67,085,668
Westpac Banking Corp.	18,608,434	472,719,468
Woodside Petroleum Ltd.	4,214,913	98,156,379
Woolworths Ltd.	7,144,000	152,281,166

		5,595,749,768
AUSTRIA — 0.25%
Andritz AG	410,417	25,050,565
Erste Group Bank AG	1,660,663	68,752,454
OMV AG	834,465	47,046,976
Raiffeisen Bank International AGb	789,603	23,199,085
Voestalpine AG	654,854	33,091,059

		197,140,139
BELGIUM — 1.19%
Ageas	1,084,054	48,650,888
Anheuser-Busch InBev SA/NV	4,224,433	507,025,994
Colruyt SA	359,698	20,093,107

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Groupe Bruxelles Lambert SA	454,779	$46,471,129
KBC Group NV	1,386,360	114,416,347
Proximus SADP	849,444	29,739,393
Solvay SA	413,213	59,094,736
Telenet Group Holding NVb	294,921	20,511,533
UCB SA	699,958	50,802,445
Umicore SA	532,726	42,634,360

		939,439,932
DENMARK — 1.82%
AP Moller – Maersk A/S Class A	19,718	41,013,715
AP Moller – Maersk A/S Class B	37,142	80,788,921
Carlsberg A/S Class B	598,607	66,288,870
Chr Hansen Holding A/S	548,318	43,986,098
Coloplast A/S Class B	666,023	57,018,449
Danske Bank A/S	4,076,625	164,482,979
DONG Energy A/Sd	830,094	39,861,989
DSV A/S	1,061,419	68,252,288
Genmab A/Sb	315,651	71,510,829
H Lundbeck A/S	386,357	23,122,679
ISS A/S	920,006	37,586,985
Novo Nordisk A/S Class B	10,047,258	427,048,088
Novozymes A/S Class B	1,288,164	59,265,367
Pandora A/S	615,515	70,552,003
TDC A/S	4,391,957	26,981,258
Tryg A/S	667,934	15,004,994
Vestas Wind Systems A/S	1,233,630	120,084,155
William Demant Holding A/Sb	670,621	17,765,851

		1,430,615,518
FINLAND — 1.01%
Elisa OYJ	795,924	32,627,989
Fortum OYJ	2,505,696	40,827,280
Kone OYJ Class B	1,889,994	98,067,660
Metso OYJ	625,889	19,835,384
Neste OYJ	723,722	31,255,231
Nokia OYJ	32,404,169	205,540,394
Nokian Renkaat OYJ	636,881	25,890,448
Orion OYJ Class B	572,774	28,855,607
Sampo OYJ Class A	2,470,415	134,650,456
Stora Enso OYJ Class R	3,022,634	40,269,666
UPM-Kymmene OYJ	2,955,936	80,191,007
Wartsila OYJ Abp	821,593	54,390,182

		792,401,304

Security	Shares	Value
FRANCE — 10.24%
Accor SA	1,008,557	$46,683,646
Aeroports de Paris	161,292	27,202,869
Air Liquide SA	2,158,948	263,958,079
Airbus SE	3,228,874	268,763,210
Alstom SA	859,381	30,685,086
Arkema SA	373,070	42,304,749
Atos SE	530,448	80,332,438
AXA SA	10,750,767	316,372,008
BNP Paribas SA	6,225,238	481,254,900
Bollore SA	4,625,937	21,379,611
Bouygues SA	1,161,404	49,630,133
Bureau Veritas SA	1,451,272	32,929,168
Capgemini SE	900,752	97,702,816
Carrefour SA	3,115,279	74,578,555
Casino Guichard Perrachon SA	314,443	19,107,346
Cie. de Saint-Gobain	2,759,541	152,556,636
Cie. Generale des Etablissements Michelin Class B	948,622	127,892,001
CNP Assurances	943,572	22,694,428
Credit Agricole SA	6,258,060	109,567,108
Danone SA	3,279,895	243,968,912
Dassault Aviation SA	14,028	20,944,188
Dassault Systemes SE	725,636	70,914,489
Edenred	1,212,521	31,736,298
Eiffage SA	399,985	38,599,032
Electricite de France SA	3,001,056	30,329,851
Engie SA	9,466,793	151,850,228
Essilor International SA	1,149,421	145,138,496
Eurazeo SA	246,277	20,020,372
Eurofins Scientific SE	63,223	35,063,594
Eutelsat Communications SA	960,294	25,915,765
Fonciere des Regions	179,466	17,272,134
Gecina SA	226,389	34,058,069
Groupe Eurotunnel SE Registered	2,551,937	28,167,779
Hermes International	167,689	84,617,924
ICADE	204,019	17,455,880
Iliad SA	148,387	36,677,924
Imerys SA	191,020	16,487,821
Ingenico Group SA	324,640	33,919,371
Ipsen SA	203,842	26,015,705
JCDecaux SA	405,711	14,376,314
Kering	421,153	146,727,462

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)
iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Klepierre	1,231,382	$49,905,628
L’Oreal SA	1,401,915	289,415,542
Lagardere SCA	670,600	21,940,199
Legrand SA	1,483,096	102,116,549
LVMH Moet Hennessy Louis Vuitton SE	1,549,382	388,543,830
Natixis SA	5,138,242	37,214,235
Orange SA	11,055,443	185,348,795
Pernod Ricard SA	1,182,313	163,440,370
Peugeot SA	2,657,949	56,986,760
Publicis Groupe SA	1,135,350	85,548,540
Remy Cointreau SA	129,368	14,836,102
Renault SA	981,989	88,175,428
Rexel SA	1,649,857	26,036,266
Safran SA	1,742,182	164,178,905
Sanofi	6,463,069	615,083,343
Schneider Electric SE	3,112,042	243,444,741
SCOR SE	914,241	38,389,076
SEB SA	122,802	21,768,219
SES SA	2,041,697	47,842,344
Societe BIC SA	161,252	18,834,812
Societe Generale SA	4,251,129	248,599,345
Sodexo SA	509,773	60,000,093
STMicroelectronics NV	3,550,496	60,404,512
Suez	2,043,295	36,810,223
Thales SA	592,392	65,366,112
Total SA	12,975,529	657,208,794
Unibail-Rodamco SE	550,023	137,055,707
Valeo SA	1,353,600	93,423,704
Veolia Environnement SA	2,660,159	59,762,749
Vinci SA	2,800,136	250,045,156
Vivendi SA	5,787,455	133,534,189
Wendel SA	173,029	25,948,964
Zodiac Aerospace	1,134,549	32,303,859

		8,055,365,486
GERMANY — 8.82%
adidas AG	1,047,028	238,248,198
Allianz SE Registered	2,533,377	537,633,534
Axel Springer SE	261,354	16,559,256
BASF SE	5,096,901	484,285,398
Bayer AG Registered	4,589,214	579,755,004
Bayerische Motoren Werke AG	1,824,100	167,124,289
Beiersdorf AG	572,716	62,594,053
Brenntag AG	858,255	48,514,737
Commerzbank AGb	5,888,941	76,929,159
Continental AG	609,475	136,887,848

Security	Shares	Value
Covestro AGd	622,132	$48,131,876
Daimler AG Registered	5,308,392	371,072,232
Deutsche Bank AG Registered[c]	11,445,602	203,630,065
Deutsche Boerse AG	1,074,171	111,966,689
Deutsche Lufthansa AG Registered	1,288,384	27,607,925
Deutsche Post AG Registered	5,506,759	212,953,084
Deutsche Telekom AG Registered	18,121,244	329,981,765
Deutsche Wohnen AG Bearer	1,973,236	77,901,058
E.ON SE	12,226,443	120,552,507
Evonik Industries AG	900,052	30,561,461
Fraport AG Frankfurt Airport Services Worldwide[c]	228,449	22,791,678
Fresenius Medical Care AG & Co. KGaA	1,189,526	111,901,633
Fresenius SE & Co. KGaA	2,297,499	193,486,203
GEA Group AGc	1,014,984	41,099,519
Hannover Rueck SE	337,670	42,478,671
HeidelbergCement AG	824,852	81,515,033
Henkel AG & Co. KGaA	579,683	72,718,718
HOCHTIEF AG	111,900	19,921,455
HUGO BOSS AG	360,077	27,055,360
Infineon Technologies AG	6,251,899	135,515,699
Innogy SEd	785,560	32,865,345
K+S AG Registered[c]	1,052,691	27,298,507
Lanxess AG	510,086	39,222,766
Linde AG	1,032,707	197,001,557
MAN SE	210,938	23,282,922
Merck KGaA	716,702	78,457,514
Metro Wholesale & Food Specialist AGb	971,972	19,555,732
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	893,346	191,165,865
Osram Licht AG	489,598	40,700,933
ProSiebenSat.1 Media SE Registered	1,289,468	51,461,597
QIAGEN NVc	1,206,413	40,003,921
RTL Group SAb	219,519	17,029,897
RWE AGb	2,880,129	60,493,928
SAP SE	5,478,292	579,235,001
Siemens AG Registered	4,247,465	574,640,887
Symrise AG	688,327	48,067,392

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Telefonica Deutschland Holding AG	4,019,123	$20,693,241
thyssenkrupp AGc	2,053,454	60,731,374
United Internet AG Registered[e]	696,057	42,255,351
Volkswagen AG	184,249	28,880,686
Vonovia SE	2,589,073	104,564,024
Zalando SEb,c,d	649,717	28,966,922

		6,937,949,469
HONG KONG — 3.49%
AIA Group Ltd.	67,342,000	530,706,849
ASM Pacific Technology Ltd.[c]	1,468,500	19,028,085
Bank of East Asia Ltd. (The)[c]	6,639,840	28,437,693
BOC Hong Kong Holdings Ltd.	20,453,500	100,694,234
Cheung Kong Property Holdings Ltd.	14,730,184	119,291,453
CK Hutchison Holdings Ltd.	14,732,184	194,098,927
CK Infrastructure Holdings Ltd.	3,614,792	33,717,355
CLP Holdings Ltd.	9,415,000	100,356,427
First Pacific Co. Ltd./Hong Kong	11,930,250	8,936,059
Galaxy Entertainment Group Ltd.	13,225,000	81,871,507
Hang Lung Group Ltd.	5,537,000	21,055,793
Hang Lung Properties Ltd.	12,215,000	30,435,254
Hang Seng Bank Ltd.	4,073,500	88,666,031
Henderson Land Development Co. Ltd.	6,840,095	39,585,961
HK Electric Investments & HK Electric Investments Ltd.[d]	14,511,000	13,767,535
HKT Trust & HKT Ltd.	20,397,440	26,743,377
Hong Kong & China Gas Co. Ltd.	45,845,938	86,759,277
Hong Kong Exchanges & Clearing Ltd.	6,385,200	182,150,479
Hongkong Land Holdings Ltd.	6,899,300	51,882,736
Hysan Development Co. Ltd.	3,438,797	16,643,282
Jardine Matheson Holdings Ltd.	1,184,000	75,551,040
Jardine Strategic Holdings Ltd.[c]	1,389,300	56,683,440
Kerry Properties Ltd.	3,341,500	11,722,835
Li & Fung Ltd.[c]	32,110,400	11,758,512
Link REIT	12,271,258	99,770,796
Melco Resorts & Entertainment Ltd. ADR	1,379,477	27,865,435
MGM China Holdings Ltd.	5,056,800	9,958,014

Security	Shares	Value
MTR Corp. Ltd.	8,186,000	$47,322,766
New World Development Co. Ltd.	32,892,132	44,473,014
NWS Holdings Ltd.	7,932,000	15,193,398
PCCW Ltd.	23,217,000	13,079,749
Power Assets Holdings Ltd.	7,511,000	74,435,369
Sands China Ltd.[c]	13,974,400	64,860,726
Shangri-La Asia Ltd.	7,248,666	11,786,977
Sino Land Co. Ltd.	15,712,000	25,951,461
SJM Holdings Ltd.	12,306,000	12,321,520
Sun Hung Kai Properties Ltd.	7,856,000	121,710,338
Swire Pacific Ltd. Class A	2,901,000	28,935,155
Swire Properties Ltd.[c]	6,669,055	23,055,189
Techtronic Industries Co. Ltd.	7,314,033	32,542,608
WH Group Ltd.[d]	45,471,000	42,675,548
Wharf Holdings Ltd. (The)	6,681,912	56,850,771
Wheelock & Co. Ltd.	4,060,000	30,618,362
Wynn Macau Ltd.	8,897,600	19,298,649
Yue Yuen Industrial Holdings Ltd.	3,868,500	15,973,973

		2,749,223,959
IRELAND — 0.44%
Bank of Ireland Group PLC[b]	5,181,609	43,069,296
CRH PLC	4,504,145	157,692,019
Irish Bank Resolution Corp. Ltd.[a,b]	3,570,811	42
Kerry Group PLC Class A	886,732	79,820,684
Paddy Power Betfair PLC	447,089	44,615,284
Ryanair Holdings PLC[b]	173,066	3,624,858
Ryanair Holdings PLC ADR[b]	123,808	14,031,160

		342,853,343
ISRAEL — 0.65%
Azrieli Group Ltd.	233,439	12,754,259
Bank Hapoalim BM	5,825,696	40,371,898
Bank Leumi Le-Israel BM	7,858,522	37,770,530
Bezeq The Israeli Telecommunication Corp. Ltd.	11,288,746	16,759,185
Check Point Software Technologies Ltd.[b,c]	737,246	77,985,882
Elbit Systems Ltd.	128,542	16,255,965
Frutarom Industries Ltd.	211,227	14,964,311
Israel Chemicals Ltd.	2,822,191	13,485,061
Mizrahi Tefahot Bank Ltd.	755,431	13,655,436
Mobileye NVb	1,111,754	70,374,028
Nice Ltd.	336,319	24,997,895

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Taro Pharmaceutical Industries Ltd.[b,c]	83,207	$9,513,056
Teva Pharmaceutical Industries Ltd. ADR	5,037,147	162,045,019

		510,932,525
ITALY — 2.33%
Assicurazioni Generali SpA	6,920,959	125,089,959
Atlantia SpA	2,533,997	76,751,032
CNH Industrial NV	5,654,930	65,338,225
Enel SpA	45,579,982	259,236,094
Eni SpA	14,149,041	223,034,698
EXOR NV	608,333	36,291,583
Ferrari NV	683,934	71,846,550
Fiat Chrysler Automobiles NVb	5,909,912	71,071,455
Intesa Sanpaolo SpA	69,474,042	238,521,734
Leonardo SpA	1,948,327	33,835,969
Luxottica Group SpA	947,599	54,598,530
Mediobanca SpA	3,166,947	32,913,732
Poste Italiane SpA[d]	3,018,986	22,139,383
Prysmian SpA	1,131,114	36,073,449
Recordati SpA	567,314	24,145,974
Saipem SpA[b,c]	3,354,014	13,682,170
Snam SpA	12,889,769	60,727,393
Telecom Italia SpA/Milano[b]	63,830,152	65,510,162
Tenaris SA	2,610,714	41,214,866
Terna Rete Elettrica Nazionale SpA	8,033,384	45,708,805
UniCredit SpA[b]	11,109,270	217,947,988
UnipolSai Assicurazioni SpA	6,082,243	14,033,584

		1,829,713,335
JAPAN — 23.09%
ABC-Mart Inc.	169,300	9,637,513
Acom Co. Ltd.[b,c]	2,419,570	10,291,849
Aeon Co. Ltd.	3,612,000	54,345,898
AEON Financial Service Co. Ltd.	589,290	12,804,971
Aeon Mall Co. Ltd.	589,210	11,203,495
Air Water Inc.	773,700	15,005,558
Aisin Seiki Co. Ltd.	1,034,700	53,844,292
Ajinomoto Co. Inc.	3,123,300	62,723,225
Alfresa Holdings Corp.	987,700	18,163,776
Alps Electric Co. Ltd.	1,130,300	30,790,561
Amada Holdings Co. Ltd.	1,835,800	20,950,666
ANA Holdings Inc.	5,892,000	20,183,013
Aozora Bank Ltd.	5,892,000	22,609,240

Security	Shares	Value
Asahi Glass Co. Ltd.	1,107,400	$46,603,104
Asahi Group Holdings Ltd.	2,128,200	86,653,440
Asahi Kasei Corp.	6,683,000	76,479,963
Asics Corp.	888,600	16,140,280
Astellas Pharma Inc.	12,383,750	157,801,891
Bandai Namco Holdings Inc.	1,130,300	39,229,834
Bank of Kyoto Ltd. (The)	1,695,000	16,229,784
Benesse Holdings Inc.	392,800	15,019,503
Bridgestone Corp.	3,557,100	149,920,039
Brother Industries Ltd.	1,311,800	33,479,126
Calbee Inc.	400,700	16,590,819
Canon Inc.	5,995,500	208,197,054
Casio Computer Co. Ltd.	1,283,300	20,998,293
Central Japan Railway Co.	785,600	126,199,376
Chiba Bank Ltd. (The)	3,615,000	25,911,399
Chubu Electric Power Co. Inc.	3,596,600	47,164,789
Chugai Pharmaceutical Co. Ltd.	1,230,700	49,397,299
Chugoku Bank Ltd. (The)	931,000	13,481,153
Chugoku Electric Power Co. Inc. (The)	1,590,300	17,400,540
Coca-Cola Bottlers Japan Inc.	670,000	20,191,864
Concordia Financial Group Ltd.	6,722,800	33,877,144
Credit Saison Co. Ltd.	773,700	14,872,517
CYBERDYNE Inc.[b,c]	773,700	10,510,192
Dai Nippon Printing Co. Ltd.	3,217,000	35,432,273
Dai-ichi Life Holdings Inc.	6,191,752	107,085,733
Daicel Corp.	1,618,500	21,078,071
Daiichi Sankyo Co. Ltd.	3,304,695	72,018,694
Daikin Industries Ltd.	1,374,800	145,573,646
Daito Trust Construction Co. Ltd.	386,700	65,234,517
Daiwa House Industry Co. Ltd.	3,142,500	109,466,333
Daiwa House REIT Investment Corp.	7,856	19,424,039
Daiwa Securities Group Inc.	8,965,000	51,609,905
DeNA Co. Ltd.	580,200	12,733,472
Denso Corp.	2,644,600	126,994,412
Dentsu Inc.	1,178,400	55,030,038
Disco Corp.	190,900	33,810,697
Don Quijote Holdings Co. Ltd.	610,500	22,183,425
East Japan Railway Co.	1,816,000	170,103,625
Eisai Co. Ltd.	1,374,800	73,645,334
Electric Power Development Co. Ltd.	785,600	19,857,738

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
FamilyMart UNY Holdings Co. Ltd.	436,500	$24,413,503
FANUC Corp.	1,054,100	215,265,546
Fast Retailing Co. Ltd.	285,200	85,486,438
Fuji Electric Co. Ltd.	2,995,000	16,480,022
FUJIFILM Holdings Corp.	2,321,700	85,160,868
Fujitsu Ltd.	10,167,000	75,791,284
Fukuoka Financial Group Inc.	4,406,000	20,296,430
Hachijuni Bank Ltd. (The)	2,128,200	13,501,681
Hakuhodo DY Holdings Inc.	1,311,820	18,390,055
Hamamatsu Photonics KK	785,600	24,955,482
Hankyu Hanshin Holdings Inc.	1,301,600	46,353,192
Hikari Tsushin Inc.	123,100	13,424,635
Hino Motors Ltd.	1,442,900	16,989,121
Hirose Electric Co. Ltd.	169,570	23,080,979
Hiroshima Bank Ltd. (The)	2,032,000	8,680,067
Hisamitsu Pharmaceutical Co. Inc.	361,700	16,956,478
Hitachi Chemical Co. Ltd.	553,700	15,759,867
Hitachi Construction Machinery Co. Ltd.	589,200	16,876,945
Hitachi High-Technologies Corp.	361,700	13,322,947
Hitachi Ltd.	26,446,000	181,803,535
Hitachi Metals Ltd.	1,257,500	17,503,371
Honda Motor Co. Ltd.	9,672,300	272,062,160
Hoshizaki Corp.	246,200	23,796,697
Hoya Corp.	2,263,800	127,557,073
Hulic Co. Ltd.	1,692,600	17,845,866
Idemitsu Kosan Co. Ltd.[c]	550,200	13,329,883
IHI Corp.[b]	7,856,000	25,879,759
Iida Group Holdings Co. Ltd.	842,480	14,372,368
INPEX Corp.	5,365,243	52,101,052
Isetan Mitsukoshi Holdings Ltd.	1,835,800	17,877,015
Isuzu Motors Ltd.	3,215,800	44,121,026
ITOCHU Corp.	8,436,300	132,123,781
J Front Retailing Co. Ltd.	1,311,800	18,745,936
Japan Airlines Co. Ltd.	667,300	21,547,820
Japan Airport Terminal Co. Ltd.[c]	203,700	7,540,006
Japan Exchange Group Inc.	2,938,200	52,677,263
Japan Post Bank Co. Ltd.	2,184,600	28,035,321
Japan Post Holdings Co. Ltd.	2,454,200	30,895,445
Japan Prime Realty Investment Corp.	3,992	14,975,193
Japan Real Estate Investment Corp.	7,406	38,807,856

Security	Shares	Value
Japan Retail Fund Investment Corp.	13,542	$25,810,627
Japan Tobacco Inc.	6,284,800	218,072,521
JFE Holdings Inc.	3,053,975	58,940,239
JGC Corp.	1,274,000	20,396,452
JSR Corp.	1,122,700	19,792,928
JTEKT Corp.	1,160,700	16,544,663
JXTG Holdings Inc.	17,994,950	79,832,793
Kajima Corp.	4,694,000	40,867,261
Kakaku.com Inc.	773,700	10,902,311
Kamigumi Co. Ltd.	1,151,000	12,312,611
Kaneka Corp.	1,176,000	9,429,712
Kansai Electric Power Co. Inc. (The)	4,078,000	54,658,745
Kansai Paint Co. Ltd.	1,230,800	28,192,722
Kao Corp.	2,746,800	166,903,617
Kawasaki Heavy Industries Ltd.	7,856,000	25,026,580
KDDI Corp.	10,069,900	266,112,566
Keihan Holdings Co. Ltd.	2,260,000	14,603,738
Keikyu Corp.	2,808,000	32,553,944
Keio Corp.	2,995,000	25,045,296
Keisei Electric Railway Co. Ltd.	815,300	22,283,416
Keyence Corp.	532,646	245,944,151
Kikkoman Corp.	785,600	24,031,205
Kintetsu Group Holdings Co. Ltd.	9,820,000	37,593,194
Kirin Holdings Co. Ltd.	4,833,200	106,313,341
Kobe Steel Ltd.[b]	1,695,800	21,209,970
Koito Manufacturing Co. Ltd.	589,200	34,447,097
Komatsu Ltd.	5,106,400	137,000,976
Konami Holdings Corp.	530,300	27,596,045
Konica Minolta Inc.	2,649,500	21,916,313
Kose Corp.	169,300	18,815,367
Kubota Corp.	5,849,200	101,611,289
Kuraray Co. Ltd.	2,026,400	39,429,476
Kurita Water Industries Ltd.	550,200	15,635,350
Kyocera Corp.	1,767,600	107,372,562
Kyowa Hakko Kirin Co. Ltd.	1,500,400	27,184,948
Kyushu Electric Power Co. Inc.	2,327,600	27,511,160
Kyushu Financial Group Inc.	1,980,200	12,419,373
Kyushu Railway Co.	785,600	25,844,210
Lawson Inc.	331,700	22,544,613
LINE Corp.[b,c]	212,300	7,867,944
Lion Corp.	1,233,100	26,337,083
LIXIL Group Corp.	1,458,580	37,475,982

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
M3 Inc.	1,274,400	$34,312,322
Mabuchi Motor Co. Ltd.	284,800	15,001,005
Makita Corp.	1,312,800	51,266,863
Marubeni Corp.	9,287,700	61,469,705
Marui Group Co. Ltd.	1,248,700	16,974,048
Maruichi Steel Tube Ltd.	203,100	6,258,704
Mazda Motor Corp.	3,289,200	49,548,608
McDonald’s Holdings Co. Japan Ltd.[c]	361,700	14,681,429
Mebuki Financial Group Inc.	5,997,190	23,067,159
Medipal Holdings Corp.	1,160,700	21,229,691
MEIJI Holdings Co. Ltd.	642,104	51,080,087
MINEBEA MITSUMI Inc.	2,321,700	38,304,531
Miraca Holdings Inc.	299,500	13,661,071
MISUMI Group Inc.	1,514,700	37,505,943
Mitsubishi Chemical Holdings Corp.	7,986,100	67,144,096
Mitsubishi Corp.	8,513,700	184,651,632
Mitsubishi Electric Corp.	10,835,700	167,740,304
Mitsubishi Estate Co. Ltd.	7,032,600	127,674,516
Mitsubishi Gas Chemical Co. Inc.	967,200	22,382,283
Mitsubishi Heavy Industries Ltd.	17,676,000	70,275,278
Mitsubishi Materials Corp.	641,900	21,552,550
Mitsubishi Motors Corp.	4,272,400	30,855,470
Mitsubishi Tanabe Pharma Corp.	1,221,500	29,063,066
Mitsubishi UFJ Financial Group Inc.	67,529,780	427,809,819
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,407,000	12,808,869
Mitsui & Co. Ltd.	9,613,400	139,639,866
Mitsui Chemicals Inc.	4,707,000	26,837,504
Mitsui Fudosan Co. Ltd.	5,028,000	115,330,703
Mitsui OSK Lines Ltd.	5,892,000	18,343,346
Mixi Inc.	223,300	12,266,899
Mizuho Financial Group Inc.	133,944,860	238,081,094
MS&AD Insurance Group Holdings Inc.	2,708,788	94,922,188
Murata Manufacturing Co. Ltd.	1,035,600	161,017,313
Nabtesco Corp.	593,900	19,269,030
Nagoya Railroad Co. Ltd.	5,502,000	25,195,819
NEC Corp.	13,748,000	37,326,576
Nexon Co. Ltd.[b]	1,090,300	22,645,717
NGK Insulators Ltd.	1,547,700	31,123,484

Security	Shares	Value
NGK Spark Plug Co. Ltd.	967,200	$19,572,462
NH Foods Ltd.	896,000	26,475,768
Nidec Corp.	1,288,400	141,788,714
Nikon Corp.	1,883,000	33,145,708
Nintendo Co. Ltd.	618,400	209,761,817
Nippon Building Fund Inc.	7,737	41,662,654
Nippon Electric Glass Co. Ltd.	400,900	14,186,334
Nippon Express Co. Ltd.	4,697,000	29,968,641
Nippon Paint Holdings Co. Ltd.	858,900	33,074,976
Nippon Prologis REIT Inc.	7,944	16,715,507
Nippon Steel & Sumitomo Metal Corp.	4,197,435	103,022,252
Nippon Telegraph & Telephone Corp.	3,787,000	184,731,707
Nippon Yusen KKb	8,527,000	16,283,063
Nissan Chemical Industries Ltd.	745,900	24,808,204
Nissan Motor Co. Ltd.	13,010,000	129,046,201
Nisshin Seifun Group Inc.	1,202,597	19,721,307
Nissin Foods Holdings Co. Ltd.	361,700	22,685,017
Nitori Holdings Co. Ltd.	427,300	60,172,750
Nitto Denko Corp.	887,300	79,161,984
NOK Corp.	519,800	11,901,842
Nomura Holdings Inc.	20,703,900	123,067,302
Nomura Real Estate Holdings Inc.	666,200	13,191,960
Nomura Real Estate Master Fund Inc.	21,122	29,877,991
Nomura Research Institute Ltd.	670,057	25,044,893
NSK Ltd.	2,324,700	30,043,636
NTT Data Corp.	3,341,955	36,385,102
NTT DOCOMO Inc.	7,786,417	180,610,768
Obayashi Corp.	3,572,200	42,932,998
Obic Co. Ltd.	361,700	22,554,079
Odakyu Electric Railway Co. Ltd.	1,741,200	34,431,621
Oji Holdings Corp.	4,694,000	24,044,563
Olympus Corp.	1,571,200	57,020,788
Omron Corp.	1,069,000	53,307,299
Ono Pharmaceutical Co. Ltd.	2,423,700	52,994,789
Oracle Corp. Japan	196,400	13,170,949
Oriental Land Co. Ltd./Japan	1,178,400	85,253,899
ORIX Corp.	7,599,600	120,464,269
Osaka Gas Co. Ltd.	10,371,000	41,438,947
Otsuka Corp.	251,400	16,449,812
Otsuka Holdings Co. Ltd.	2,160,400	95,022,797

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Panasonic Corp.	12,383,768	$170,466,638
Park24 Co. Ltd.	589,200	14,877,307
Pola Orbis Holdings Inc.	472,400	13,103,815
Rakuten Inc.	5,417,700	66,094,028
Recruit Holdings Co. Ltd.	6,159,500	106,416,449
Resona Holdings Inc.	12,964,200	66,689,455
Ricoh Co. Ltd.	4,082,300	38,312,549
Rinnai Corp.	169,500	15,800,262
Rohm Co. Ltd.	550,200	42,573,963
Ryohin Keikaku Co. Ltd.	127,800	32,616,498
Sankyo Co. Ltd.	294,900	9,661,415
Santen Pharmaceutical Co. Ltd.	2,022,300	28,496,503
SBI Holdings Inc./Japan	1,232,880	17,618,150
Secom Co. Ltd.	1,130,300	84,668,927
Sega Sammy Holdings Inc.	1,121,438	15,091,889
Seibu Holdings Inc.	1,089,100	18,983,724
Seiko Epson Corp.	1,514,700	39,904,898
Sekisui Chemical Co. Ltd.	2,198,900	40,437,710
Sekisui House Ltd.	3,289,200	56,901,270
Seven & I Holdings Co. Ltd.	4,323,380	173,921,210
Seven Bank Ltd.	3,869,700	15,304,393
Sharp Corp./Japan[b,c]	8,158,000	28,646,581
Shimadzu Corp.	1,388,600	27,295,708
Shimamura Co. Ltd.	119,200	14,800,887
Shimano Inc.	419,400	61,413,566
Shimizu Corp.	2,995,000	31,604,778
Shin-Etsu Chemical Co. Ltd.	2,128,200	194,724,666
Shinsei Bank Ltd.	9,672,000	15,931,074
Shionogi & Co. Ltd.	1,623,300	86,619,094
Shiseido Co. Ltd.	2,014,000	71,085,569
Shizuoka Bank Ltd. (The)	3,158,000	28,151,772
Showa Shell Sekiyu KK	1,124,500	12,222,494
SMC Corp./Japan	305,200	96,977,890
SoftBank Group Corp.	4,620,700	374,607,273
Sohgo Security Services Co. Ltd.	392,800	16,619,214
Sompo Holdings Inc.	1,934,750	75,852,636
Sony Corp.	6,975,200	286,595,846
Sony Financial Holdings Inc.	931,000	16,101,552
Stanley Electric Co. Ltd.	824,600	27,239,151
Start Today Co. Ltd.	1,160,700	32,721,666
Subaru Corp.	3,564,000	128,825,884
Sumitomo Chemical Co. Ltd.	8,288,000	48,605,131
Sumitomo Corp.	6,663,100	89,940,845

Security	Shares	Value
Sumitomo Dainippon Pharma Co. Ltd.	931,000	$13,043,016
Sumitomo Electric Industries Ltd.	4,271,700	69,104,156
Sumitomo Heavy Industries Ltd.	2,969,000	21,657,215
Sumitomo Metal Mining Co. Ltd.	2,606,000	39,351,201
Sumitomo Mitsui Financial Group Inc.	7,415,800	281,544,694
Sumitomo Mitsui Trust Holdings Inc.	1,810,160	66,413,762
Sumitomo Realty & Development Co. Ltd.	1,964,000	59,420,354
Sumitomo Rubber Industries Ltd.	931,000	16,143,681
Sundrug Co. Ltd.	392,800	14,610,688
Suntory Beverage & Food Ltd.	740,600	36,260,881
Suruga Bank Ltd.	931,000	22,429,268
Suzuken Co. Ltd./Aichi Japan	402,924	13,437,485
Suzuki Motor Corp.	1,939,300	91,791,837
Sysmex Corp.	828,600	47,393,565
T&D Holdings Inc.	3,130,900	46,243,077
Taiheiyo Cement Corp.	7,406,000	27,815,648
Taisei Corp.	5,537,000	52,917,073
Taisho Pharmaceutical Holdings Co. Ltd.	193,200	14,460,057
Taiyo Nippon Sanso Corp.	784,100	9,069,006
Takashimaya Co. Ltd.	1,695,000	15,493,461
Takeda Pharmaceutical Co. Ltd.	3,928,000	207,322,467
TDK Corp.	664,000	47,774,107
Teijin Ltd.	1,126,200	22,606,558
Terumo Corp.	1,781,300	67,305,557
THK Co. Ltd.	593,200	18,118,919
Tobu Railway Co. Ltd.	5,502,000	29,079,759
Toho Co. Ltd./Tokyo	589,200	21,196,163
Toho Gas Co. Ltd.	1,964,000	13,277,596
Tohoku Electric Power Co. Inc.	2,454,200	33,360,862
Tokio Marine Holdings Inc.	3,731,600	156,869,379
Tokyo Electric Power Co. Holdings Inc.[b]	8,513,700	36,059,655
Tokyo Electron Ltd.	865,000	121,927,463
Tokyo Gas Co. Ltd.	11,214,000	59,381,071
Tokyo Tatemono Co. Ltd.	1,174,600	15,966,779

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Tokyu Corp.	3,054,000	$44,858,518
Tokyu Fudosan Holdings Corp.	2,771,400	16,604,071
Toppan Printing Co. Ltd.	2,960,000	31,235,441
Toray Industries Inc.	8,465,500	76,384,483
Toshiba Corp.[b,c]	23,910,000	53,231,911
Tosoh Corp.	3,250,000	38,678,221
TOTO Ltd.	811,900	32,661,166
Toyo Seikan Group Holdings Ltd.	852,700	13,960,218
Toyo Suisan Kaisha Ltd.	409,500	14,861,261
Toyoda Gosei Co. Ltd.	299,500	7,074,483
Toyota Industries Corp.	890,700	47,801,720
Toyota Motor Corp.	14,410,064	812,999,131
Toyota Tsusho Corp.	1,213,500	38,987,511
Trend Micro Inc./Japan	589,200	29,434,671
Tsuruha Holdings Inc.	196,400	20,582,940
Unicharm Corp.	2,356,800	60,351,741
United Urban Investment Corp.	17,227	25,631,194
USS Co. Ltd.	1,221,580	24,620,649
West Japan Railway Co.	892,000	63,920,141
Yahoo Japan Corp.[c]	8,707,222	39,400,977
Yakult Honsha Co. Ltd.[c]	452,300	30,782,352
Yamada Denki Co. Ltd.	3,599,850	19,189,209
Yamaguchi Financial Group Inc.	1,370,000	16,105,978
Yamaha Corp.	931,000	32,860,310
Yamaha Motor Co. Ltd.	1,636,400	41,171,021
Yamato Holdings Co. Ltd.	2,028,000	40,653,604
Yamazaki Baking Co. Ltd.	967,200	19,379,889
Yaskawa Electric Corp.	1,374,800	36,841,330
Yokogawa Electric Corp.	1,311,800	22,070,105
Yokohama Rubber Co. Ltd. (The)	715,500	14,427,205

		18,168,999,968
NETHERLANDS — 3.71%
ABN AMRO Group NVd	2,065,324	58,221,285
Aegon NV	9,754,897	54,503,378
AerCap Holdings NVb	869,665	42,700,551
Akzo Nobel NV	1,404,933	126,583,374
Altice NV Class Ab	2,173,004	53,429,947
Altice NV Class Bb	487,332	12,008,402
ArcelorMittal[b]	3,668,160	95,988,110
ASML Holding NV	2,072,395	313,115,933
Boskalis Westminster	500,706	17,842,805
Gemalto NV	453,124	23,004,093

Security	Shares	Value
Heineken Holding NV	562,516	$55,052,788
Heineken NV	1,287,756	133,865,432
ING Groep NV	21,472,874	400,380,938
Koninklijke Ahold Delhaize NV	7,063,366	144,027,790
Koninklijke DSM NV	1,010,493	74,317,775
Koninklijke KPN NV	18,864,003	68,145,415
Koninklijke Philips NV	5,156,102	196,839,551
Koninklijke Vopak NV	401,345	19,052,834
NN Group NV	1,692,537	68,425,767
NXP Semiconductors NVb	1,925,079	212,393,966
Randstad Holding NV	654,717	39,352,060
RELX NV	5,403,687	113,275,493
Unilever NV CVA	9,038,088	525,336,414
Wolters Kluwer NV	1,683,440	74,657,377

		2,922,521,478
NEW ZEALAND — 0.17%
Auckland International Airport Ltd.	5,185,256	27,058,012
Contact Energy Ltd.	3,984,338	16,011,699
Fletcher Building Ltd.	3,884,667	23,271,106
Mercury NZ Ltd.	3,789,213	9,886,549
Meridian Energy Ltd.	6,916,947	14,935,625
Ryman Healthcare Ltd.	2,089,477	13,817,282
Spark New Zealand Ltd.	10,152,217	28,543,591

		133,523,864
NORWAY — 0.66%
DNB ASA	5,393,525	105,530,535
Gjensidige Forsikring ASA	1,128,934	19,459,945
Marine Harvest ASA	2,120,601	39,318,101
Norsk Hydro ASA	7,455,490	47,885,959
Orkla ASA	4,585,362	47,006,141
Schibsted ASA[c]	468,642	11,903,770
Schibsted ASA Class B	435,706	10,146,291
Statoil ASA	6,314,711	117,800,441
Telenor ASA	4,173,122	83,077,947
Yara International ASA	985,517	39,076,933

		521,206,063
PORTUGAL — 0.14%
EDP – Energias de Portugal SA	13,219,631	46,757,858
Galp Energia SGPS SA	2,306,650	36,822,595
Jeronimo Martins SGPS SA	1,541,592	30,216,567

		113,797,020

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
SINGAPORE — 1.33%
Ascendas REIT	13,928,556	$27,709,329
CapitaLand Commercial Trust	11,996,700	15,203,599
CapitaLand Ltd.	14,509,000	39,447,546
CapitaLand Mall Trust	14,315,500	21,201,116
City Developments Ltd.	2,457,300	20,386,972
ComfortDelGro Corp. Ltd.[c]	12,065,300	20,535,546
DBS Group Holdings Ltd.	9,775,700	155,725,489
Genting Singapore PLC	33,861,600	29,066,286
Global Logistic Properties Ltd.	14,898,900	36,336,103
Golden Agri-Resources Ltd.	38,585,394	11,229,908
Hutchison Port Holdings Trust[c]	29,312,200	13,923,295
Jardine Cycle & Carriage Ltd.	608,654	18,099,967
Keppel Corp. Ltd.	8,169,500	38,584,214
Oversea-Chinese Banking Corp. Ltd.	17,513,598	146,591,861
SATS Ltd.	3,808,300	13,552,969
SembCorp Industries Ltd.	5,554,300	13,218,677
Singapore Airlines Ltd.	3,218,900	24,642,183
Singapore Exchange Ltd.	4,450,200	24,821,702
Singapore Press Holdings Ltd.[c]	6,794,750	14,568,761
Singapore Technologies Engineering Ltd.	8,933,700	24,815,833
Singapore Telecommunications Ltd.	45,661,985	133,567,699
StarHub Ltd.[c]	3,210,100	6,457,098
Suntec REIT	13,518,600	18,925,243
United Overseas Bank Ltd.	7,203,400	127,328,003
UOL Group Ltd.	2,644,600	15,374,222
Wilmar International Ltd.	9,041,800	22,251,409
Yangzijiang Shipbuilding Holdings Ltd.	12,491,900	13,023,901

		1,046,588,931
SPAIN — 3.55%
Abertis Infraestructuras SA	4,015,124	79,007,682
ACS Actividades de Construccion y Servicios SA	1,376,093	52,606,789
Aena SAd	389,353	75,857,585
Amadeus IT Group SA	2,484,391	152,488,865
Banco Bilbao Vizcaya Argentaria SA	37,184,606	335,424,983
Banco de Sabadell SA	29,747,467	66,391,828
Banco Santander SA	89,073,768	606,374,074
Bankia SA	5,641,771	28,482,371
Bankinter SA	3,860,052	37,491,167

Security	Shares	Value
CaixaBank SA	20,022,000	$104,243,874
Distribuidora Internacional de Alimentacion SA	3,478,072	23,386,001
Enagas SA	795,018	22,388,048
Endesa SA	1,814,723	42,812,585
Ferrovial SA	2,789,115	59,996,278
Gas Natural SDG SA	2,025,904	47,269,246
Grifols SA	1,692,435	47,400,296
Iberdrola SA	32,480,446	255,194,314
Industria de Diseno Textil SA	6,106,790	241,844,943
International Consolidated Airlines Group SA	3,577,592	27,252,388
Mapfre SA	6,056,462	22,499,943
Red Electrica Corp. SA	1,874,949	40,055,455
Repsol SA	7,007,563	116,988,799
Siemens Gamesa Renewable Energy SA	1,372,832	22,417,191
Telefonica SA	25,240,723	284,494,388

		2,792,369,093
SWEDEN — 2.84%
Alfa Laval AB	1,711,583	38,171,302
Assa Abloy AB Class B	5,581,519	119,371,593
Atlas Copco AB Class A	3,721,969	134,632,389
Atlas Copco AB Class B	2,177,591	70,423,326
Boliden AB	1,522,932	47,745,478
Electrolux AB Class B	1,329,786	45,405,442
Essity AB Class Bb	3,379,865	97,814,502
Getinge AB Class B	1,099,133	19,050,253
Hennes & Mauritz AB Class B	5,239,874	136,356,368
Hexagon AB Class B	1,445,659	71,308,490
Husqvarna AB Class B	2,263,562	22,988,066
ICA Gruppen ABc	443,754	17,752,245
Industrivarden AB Class C	890,624	21,580,075
Investor AB Class B	2,527,421	119,668,223
Kinnevik AB Class B	1,304,809	40,003,787
L E Lundbergforetagen AB Class B	213,146	16,745,388
Lundin Petroleum ABb	1,084,662	24,632,362
Millicom International Cellular SA SDR	358,740	22,440,514
Nordea Bank AB	16,809,040	211,748,126
Sandvik AB	6,238,710	98,180,600
Securitas AB Class B	1,736,337	28,870,798
Skandinaviska Enskilda Banken AB Class A	8,370,258	105,856,361

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Skanska AB Class B	1,891,343	$42,928,474
SKF AB Class B	2,141,718	42,521,670
Svenska Handelsbanken AB Class A	8,496,283	126,251,317
Swedbank AB Class A	4,995,091	130,171,674
Swedish Match AB	1,047,673	36,782,951
Tele2 AB Class B	1,970,061	23,404,833
Telefonaktiebolaget LM Ericsson Class B	17,077,945	110,734,662
Telia Co. AB	14,402,344	67,568,992
Volvo AB Class B	8,625,571	146,300,040

		2,237,410,301
SWITZERLAND — 8.28%
ABB Ltd. Registered	11,079,015	260,655,688
Adecco Group AG Registered	903,016	69,070,406
Baloise Holding AG Registered	279,613	45,034,835
Barry Callebaut AG Registered	12,682	18,125,593
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	5,802	33,103,602
Chocoladefabriken Lindt & Spruengli AG Registered	495	33,814,012
Cie. Financiere Richemont SA Class A Registered	2,898,961	246,825,565
Credit Suisse Group AG Registered	12,934,402	199,475,464
Dufry AG Registered[b]	192,648	30,768,572
EMS-Chemie Holding AG Registered	46,644	32,535,018
Geberit AG Registered	208,688	100,618,394
Givaudan SA Registered	53,118	105,977,250
Julius Baer Group Ltd.	1,233,609	69,936,687
Kuehne + Nagel International AG Registered	308,255	53,801,256
LafargeHolcim Ltd. Registered	2,518,892	151,026,483
Lonza Group AG Registered	412,554	98,344,219
Nestle SA Registered	17,289,000	1,463,969,840
Novartis AG Registered	12,386,407	1,057,822,394
Pargesa Holding SA Bearer	197,933	15,837,102
Partners Group Holding AG	100,810	65,615,049
Roche Holding AG	3,897,828	989,353,866
Schindler Holding AG Participation Certificates	249,609	53,965,318
Schindler Holding AG Registered	94,540	19,929,975

Security	Shares	Value
SGS SA Registered	30,254	$67,039,490
Sika AG Bearer	11,887	82,113,132
Sonova Holding AG Registered	294,861	47,949,102
Straumann Holding AG Registered	51,903	29,398,341
Swatch Group AG (The) Bearer	176,811	70,350,565
Swatch Group AG (The) Registered	282,006	21,774,832
Swiss Life Holding AG Registered	179,341	65,613,694
Swiss Prime Site AG Registered	382,761	34,612,528
Swiss Re AG	1,795,614	173,540,971
Swisscom AG Registered	148,033	72,524,433
UBS Group AG	20,264,674	353,269,230
Vifor Pharma AGc	267,289	28,616,835
Zurich Insurance Group AG	836,955	255,722,997

		6,518,132,738
UNITED KINGDOM — 17.77%
3i Group PLC	5,389,661	66,507,094
Aberdeen Asset Management PLC	5,088,487	22,097,490
Admiral Group PLC	1,181,363	32,208,060
Anglo American PLC[b]	7,395,590	122,118,436
Antofagasta PLC	2,175,258	27,128,925
Ashtead Group PLC	2,760,517	59,284,640
Associated British Foods PLC	1,977,052	77,255,065
AstraZeneca PLC	7,029,316	423,413,693
Auto Trader Group PLC[d]	5,415,291	27,321,902
Aviva PLC	22,439,859	159,455,522
Babcock International Group PLC	1,399,915	15,585,904
BAE Systems PLC	17,655,094	140,002,677
Barclays PLC	93,991,600	251,545,037
Barratt Developments PLC	5,570,307	45,199,940
Berkeley Group Holdings PLC	729,492	33,621,929
BHP Billiton PLC	11,719,609	212,908,507
BP PLC	108,743,971	639,110,460
British American Tobacco PLC	12,742,713	791,837,539
British Land Co. PLC (The)	5,395,811	43,428,324
BT Group PLC	47,033,251	194,389,686
Bunzl PLC	1,875,961	56,586,196
Burberry Group PLC	2,477,054	55,874,823

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Capita PLC	3,681,861	$31,963,464
Carnival PLC	1,053,071	71,081,779
Centrica PLC	30,598,271	80,073,363
Cobham PLC	13,130,228	22,970,681
Coca-Cola European Partners PLC	1,205,533	52,212,341
Coca-Cola HBC AG	1,014,061	30,641,454
Compass Group PLC	8,774,165	187,045,167
ConvaTec Group PLC[b,d]	6,373,252	26,105,560
Croda International PLC	732,950	35,762,190
DCC PLC	494,683	43,466,814
Diageo PLC	13,986,439	451,479,398
Direct Line Insurance Group PLC	7,579,498	37,431,643
Dixons Carphone PLC	5,374,610	19,060,308
easyJet PLC	879,649	14,333,708
Experian PLC	5,258,256	104,468,570
Fresnillo PLC	1,235,726	25,023,271
G4S PLC	8,566,656	37,134,178
GKN PLC	9,431,183	39,974,020
GlaxoSmithKline PLC	27,272,020	544,524,290
Glencore PLC	67,886,076	299,056,224
Hammerson PLC	4,353,146	32,970,379
Hargreaves Lansdown PLC	1,509,802	27,468,172
Hikma Pharmaceuticals PLC	788,622	14,680,277
HSBC Holdings PLC	110,400,453	1,101,786,403
IMI PLC	1,503,766	23,849,351
Imperial Brands PLC	5,325,229	219,040,063
Inmarsat PLC	2,475,118	25,305,119
InterContinental Hotels Group PLC	988,547	55,922,491
Intertek Group PLC	896,651	50,842,109
Intu Properties PLC[c]	5,258,522	17,698,856
Investec PLC	3,598,651	27,327,059
ITV PLC	20,033,520	45,691,355
J Sainsbury PLC	8,913,278	28,766,004
Johnson Matthey PLC	1,080,521	40,028,582
Kingfisher PLC	12,369,938	48,010,475
Land Securities Group PLC	4,359,606	58,681,831
Legal & General Group PLC	32,909,270	116,447,839
Lloyds Banking Group PLC	396,983,118	343,221,215
London Stock Exchange Group PLC	1,754,412	86,688,571
Marks & Spencer Group PLC	8,881,677	37,726,906
Mediclinic International PLC	2,016,501	19,672,558

Security	Shares	Value
Meggitt PLC	4,292,657	$28,465,895
Merlin Entertainments PLC[d]	3,870,689	23,948,014
Mondi PLC	2,026,502	53,299,190
National Grid PLC	19,194,036	237,052,129
Next PLC	805,854	41,964,701
Old Mutual PLC	27,179,634	70,410,403
Pearson PLC	4,555,131	39,484,560
Persimmon PLC	1,707,328	56,361,424
Petrofac Ltd.	1,413,846	8,331,828
Provident Financial PLC	816,053	22,183,890
Prudential PLC	14,315,355	348,766,500
Randgold Resources Ltd.	521,006	48,492,894
Reckitt Benckiser Group PLC	3,705,027	359,940,410
RELX PLC	6,046,783	131,693,730
Rio Tinto PLC	6,870,090	318,812,810
Rolls-Royce Holdings PLC	9,197,335	107,672,710
Royal Bank of Scotland Group PLC[b]	19,590,907	64,207,586
Royal Dutch Shell PLC Class A ADR	24,594,646	691,611,339
Royal Dutch Shell PLC Class B	20,856,148	591,707,454
Royal Mail PLC	5,027,926	26,719,747
RSA Insurance Group PLC	5,625,287	48,390,028
Sage Group PLC (The)	6,047,968	53,740,296
Schroders PLC	739,489	33,585,485
Segro PLC	5,444,964	37,829,997
Severn Trent PLC	1,324,893	39,125,464
Shire PLC	5,015,490	281,744,584
Sky PLC	5,779,356	73,525,406
Smith & Nephew PLC	4,894,768	85,179,820
Smiths Group PLC	2,200,650	44,533,828
SSE PLC	5,671,039	103,099,741
St. James’s Place PLC	2,882,361	46,245,515
Standard Chartered PLC[b]	18,206,209	203,226,228
Standard Life PLC	10,908,729	62,760,959
Tate & Lyle PLC	2,569,620	22,765,063
Taylor Wimpey PLC	18,038,656	45,279,518
Tesco PLC[b]	45,203,600	103,813,025
Travis Perkins PLC	1,374,132	27,499,886
TUI AG	2,432,483	38,193,745
Unilever PLC	7,140,362	406,804,193
United Utilities Group PLC	3,812,254	45,107,313
Vodafone Group PLC	148,020,845	433,218,034
Weir Group PLC (The)	1,190,699	28,789,359

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Whitbread PLC	1,015,997	$51,541,632
Wm Morrison Supermarkets PLC	12,063,303	38,232,383
Wolseley PLC	1,404,059	83,796,625
Worldpay Group PLC[d]	11,199,654	54,630,730
WPP PLC	7,130,526	145,332,161

		13,981,634,119

TOTAL COMMON STOCKS (Cost: $69,594,651,244)		77,817,568,353

PREFERRED STOCKS — 0.57%

GERMANY — 0.51%
Bayerische Motoren Werke AG, Preference Shares	300,492	23,860,774
Fuchs Petrolub SE, Preference Shares	397,023	23,498,136
Henkel AG & Co. KGaA, Preference Shares	990,667	139,867,637
Porsche Automobil Holding SE, Preference Shares	839,785	47,906,328
Schaeffler AG, Preference Shares	897,347	12,473,497
Volkswagen AG, Preference Shares	1,022,469	156,834,451

		404,440,823
ITALY — 0.06%
Intesa Sanpaolo SpA, Preference Shares	6,275,330	19,976,268
Telecom Italia SpA/Milano, Preference Shares	32,915,962	26,913,305

		46,889,573

TOTAL PREFERRED STOCKS
(Cost: $426,342,764)		451,330,396

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[b,c]	226,389	669,417

		669,417

TOTAL RIGHTS
(Cost: $0)		669,417

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.53%

MONEY MARKET FUNDS — 0.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	399,323,307	$399,443,104
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[f,g]	14,858,964	14,858,964

		414,302,068

TOTAL SHORT-TERM INVESTMENTS
(Cost: $414,245,183)		414,302,068

TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $70,435,239,191)[i]		78,683,870,234
Other Assets, Less Liabilities — 0.01%		7,684,933

NET ASSETS — 100.00%		$78,691,555,167

ADR — American Depositary Receipts

SDR — Swedish Depositary Receipts

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $72,564,436,899. Net unrealized appreciation was $6,119,433,335, of which $14,233,878,077 represented gross unrealized appreciation on securities and $8,114,444,742 represented gross unrealized depreciation on securities.

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ETF

July 31, 2017

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts:
ASX SPI 200 Index	9,525	Sep 2017	$43,048	$(441,139)
Euro Stoxx 50	35,710	Sep 2017	145,126	(4,020,944)
FTSE 100 Index	10,260	Sep 2017	98,877	(1,518,779)
TOPIX Index	8,000,000	Sep 2017	117,254	1,800,342

Total				$(4,180,520)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$77,817,567,922	$—	$431	$77,817,568,353
Preferred stocks	451,330,396	—	—	451,330,396
Rights	669,417	—	—	669,417
Money market funds	414,302,068	—	—	414,302,068

Total	$78,683,869,803	$—	$431	$78,683,870,234

Derivative financial instruments[a]:
Assets:
Futures contracts	$1,800,342	$—	$—	$1,800,342
Liabilities:
Futures contracts	(5,980,862)	—	—	(5,980,862)

Total	$(4,180,520)	$—	$—	$(4,180,520)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	95

Schedule of Investments

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.42%

AUSTRALIA — 6.12%
Abacus Property Group	1,093,947	$2,716,128
Aconex Ltd.[a,b]	595,275	1,810,657
Adelaide Brighton Ltd.	2,010,319	9,019,756
AET&D Holdings No. 1 Pty Ltd.[b,c]	169,200	1
Ainsworth Game Technology Ltd.	1,272,090	2,447,532
ALS Ltd.	1,851,378	10,967,117
Altium Ltd.	513,481	3,586,955
Ansell Ltd.	617,312	10,827,502
APN Outdoor Group Ltd.	599,789	2,207,460
ARB Corp. Ltd.	272,604	3,336,321
Ardent Leisure Group	1,808,299	3,017,241
Arrium Ltd.[a,b,c]	18,421,369	147
Asaleo Care Ltd.	1,394,349	1,480,528
Austal Ltd.	1,241,035	1,788,359
Australian Agricultural Co. Ltd.[a,b]	2,290,079	3,025,812
Australian Pharmaceutical Industries Ltd.	1,543,409	2,162,478
Automotive Holdings Group Ltd.	891,418	2,725,672
Aveo Group	1,810,349	3,512,061
Bapcor Ltd.	922,476	4,160,993
Beach Energy Ltd.	5,919,048	3,213,322
Bega Cheese Ltd.	514,111	2,819,727
Bellamy’s Australia Ltd.[a]	358,991	2,020,534
Blackmores Ltd.[a]	45,694	3,228,464
Breville Group Ltd.	431,545	3,462,467
BT Investment Management Ltd.	651,914	5,600,104
BWP Trust	2,140,244	4,955,127
Cabcharge Australia Ltd.	828,205	1,441,411
carsales.com Ltd.	869,524	8,580,123
Cedar Woods Properties Ltd.	495,692	1,943,063
Charter Hall Group	1,185,640	4,912,626
Charter Hall Retail REIT	1,449,428	4,744,320
Cleanaway Waste Management Ltd.	6,518,441	6,791,219
Corporate Travel Management Ltd.[a]	249,151	4,441,655
Costa Group Holdings Ltd.	974,010	3,716,934
Credit Corp. Group Ltd.[a]	264,813	3,585,574
Cromwell Property Group	5,239,778	3,848,524

Security	Shares	Value
CSR Ltd.	1,955,872	$6,120,966
Donaco International Ltd.[a]	3,941,697	1,667,833
Downer EDI Ltd.	2,172,132	11,029,017
DuluxGroup Ltd.	1,422,616	7,484,565
Eclipx Group Ltd.	801,506	2,373,964
Energy World Corp. Ltd.[a,b]	6,642,071	2,174,107
Estia Health Ltd.	806,284	1,866,721
Evolution Mining Ltd.	4,604,856	8,161,360
Fairfax Media Ltd.	8,829,167	6,978,280
FlexiGroup Ltd./Australia	1,176,647	1,812,997
G8 Education Ltd.	1,393,185	4,215,426
Galaxy Resources Ltd.[a,b]	1,312,495	1,928,009
Gateway Lifestyle	1,704,247	2,632,734
GDI Property Group	3,545,533	2,873,036
Genworth Mortgage Insurance Australia Ltd.	848,283	2,038,453
GrainCorp Ltd. Class A	793,892	5,533,108
Greencross Ltd.[a]	336,191	1,548,658
GUD Holdings Ltd.	381,352	3,638,207
GWA Group Ltd.	1,112,122	2,876,676
HT&E Ltd.	1,188,334	2,466,638
Iluka Resources Ltd.	1,643,078	11,832,001
Independence Group NL	1,744,326	4,191,675
Infigen Energy[b]	3,265,067	2,007,134
Investa Office Fund	2,619,207	9,493,343
Invocare Ltd.	483,796	5,368,718
IOOF Holdings Ltd.	1,069,410	8,580,326
IPH Ltd.	443,369	1,599,916
Iress Ltd.	483,796	4,986,341
Jacana Minerals Ltd.[a,b,c]	52,407	—
Japara Healthcare Ltd.	1,110,145	1,808,021
JB Hi-Fi Ltd.	461,984	9,593,140
Karoon Gas Australia Ltd.[a,b]	1,463,341	1,577,149
Link Administration Holdings Ltd.	1,684,434	10,368,164
Macquarie Atlas Roads Group	1,710,444	7,592,366
Magellan Financial Group Ltd.	432,254	9,113,830
Mantra Group Ltd.	1,254,744	3,015,193
Mayne Pharma Group Ltd.[a,b]	4,965,530	3,805,663
McMillan Shakespeare Ltd.	307,924	3,527,678
Mesoblast Ltd.[a,b]	561,436	782,148
Metcash Ltd.	3,555,199	7,436,331
Mineral Resources Ltd.	468,915	4,593,378
Monadelphous Group Ltd.	368,688	4,482,831
Myer Holdings Ltd.	3,334,978	2,023,485
MYOB Group Ltd.	776,933	2,065,481

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Nanosonics Ltd.[a,b]	925,137	$1,743,057
Navitas Ltd.	961,217	3,813,918
NEXTDC Ltd.[a,b]	1,073,663	3,522,924
Nine Entertainment Co. Holdings Ltd.	2,497,705	2,871,423
Northern Star Resources Ltd.	2,109,533	7,410,244
Nufarm Ltd./Australia	731,014	4,937,300
OFX Group Ltd.[a]	1,124,830	1,472,734
Orocobre Ltd.[a,b]	645,856	1,649,982
Orora Ltd.	4,246,015	9,355,868
OZ Minerals Ltd.	1,199,342	7,985,509
Pact Group Holdings Ltd.	710,538	3,250,390
Perpetual Ltd.	157,438	6,344,865
Pilbara Minerals Ltd.[a,b]	4,710,829	1,466,748
Premier Investments Ltd.	362,294	3,948,092
Primary Health Care Ltd.	1,919,928	5,196,107
Programmed Maintenance Services Ltd.	1,089,885	2,592,928
Qube Holdings Ltd.	3,161,904	6,714,657
Quintis Ltd.[a,c]	1,477,559	173,992
RCG Corp. Ltd.[a]	2,167,844	1,583,589
Regis Healthcare Ltd.	537,992	1,584,877
Regis Resources Ltd.	1,839,836	5,625,633
Resolute Mining Ltd.	2,942,308	2,513,422
Retail Food Group Ltd.[a]	585,491	2,267,020
Sandfire Resources NL	718,329	3,320,439
Saracen Mineral Holdings Ltd.[a,b]	2,199,573	2,361,860
Select Harvests Ltd.[a]	344,899	1,349,216
Seven West Media Ltd.	4,130,185	2,670,841
SG Fleet Group Ltd.	541,951	1,587,887
Shopping Centres Australasia Property Group	2,301,357	3,986,917
Sigma Healthcare Ltd.	5,789,763	4,437,369
Sims Metal Management Ltd.	625,057	7,754,684
Sirtex Medical Ltd.	239,880	3,081,368
Southern Cross Media Group Ltd.	3,019,345	3,193,906
Spark Infrastructure Group	5,867,276	11,710,354
St. Barbara Ltd.[b]	1,971,838	4,266,129
Star Entertainment Grp Ltd. (The)	2,919,377	11,746,655
Steadfast Group Ltd.	2,993,599	6,189,946
Super Retail Group Ltd.	572,814	3,836,799
Syrah Resources Ltd.[a,b]	914,813	2,103,383
Tassal Group Ltd.	1,229,027	3,718,725

Security	Shares	Value
Technology One Ltd.	869,524	$3,727,772
Tox Free Solutions Ltd.[a]	1,229,681	2,346,302
Village Roadshow Ltd.[a]	597,658	1,918,105
Virtus Health Ltd.	490,169	2,195,342
Vocus Group Ltd.[a]	1,423,779	3,966,994
Webjet Ltd.	300,456	2,763,292
Western Areas Ltd.[a,b]	992,227	1,877,383
Westgold Resources Ltd.[b]	1,075,210	1,351,971
Whitehaven Coal Ltd.[b]	1,890,895	4,483,502
WorleyParsons Ltd.[b]	830,623	7,811,649

		535,147,050
AUSTRIA — 0.93%
Austria Technologie & Systemtechnik AGa	99,088	1,309,606
BUWOG AG	246,141	7,207,127
CA Immobilien Anlagen AG	268,358	6,897,394
EVN AG	146,566	2,235,186
FACC AGb	133,698	1,612,555
IMMOFINANZ AGa	2,602,244	6,307,905
Kapsch TrafficCom AG	26,958	1,515,914
Lenzing AG	45,273	8,059,911
Oesterreichische Post AG	108,174	4,963,110
RHI AG	146,102	5,498,359
S IMMO AG	682,877	10,168,569
Schoeller-Bleckmann Oilfield Equipment AGa,b	51,581	3,892,098
Telekom Austria AG	299,758	2,697,616
UNIQA Insurance Group AG	450,827	4,649,252
Wienerberger AG	500,727	11,476,548
Zumtobel Group AG	151,065	2,983,271

		81,474,421
BELGIUM — 1.95%
Ablynx NVa,b	212,803	3,211,454
Ackermans & van Haaren NV	105,159	18,944,530
Aedifica SA	97,729	8,913,616
AGFA-Gevaert NVb	911,140	4,233,559
Barco NV	74,092	7,391,065
Befimmo SA	90,185	5,574,786
Bekaert SA	141,216	6,801,270
bpost SA	290,908	7,938,288
Cie. d’Entreprises CFE	23,265	3,420,452
Cofinimmo SA	74,927	9,478,772
D’ieteren SA/NV	90,314	4,264,534
Econocom Group SA/NVb	521,762	3,972,689
Elia System Operator SA/NV	134,888	7,878,496

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Euronav NV	454,019	$3,614,269
EVS Broadcast Equipment SA	64,211	2,598,568
Exmar NVa	221,984	1,293,678
Fagron[a,b]	134,856	1,835,601
Galapagos NVa,b	145,615	11,554,076
Gimv NV	76,920	4,850,033
Intervest Offices & Warehouses NV	121,820	3,273,951
Ion Beam Applications[a]	81,174	2,865,384
KBC Ancora	124,962	6,611,446
Kinepolis Group NV	59,381	3,395,496
Melexis NV	63,502	5,441,471
Nyrstar NVa,b	280,964	1,817,274
Ontex Group NV	255,039	8,717,036
Orange Belgium SA	130,634	3,211,266
Sofina SA	37,087	5,500,680
Tessenderlo Group SAa,b	153,166	6,697,816
Warehouses De Pauw CVA	46,010	5,087,715

		170,389,271
DENMARK — 1.86%
ALK-Abello A/Sa	36,018	5,653,107
Alm Brand A/S	361,585	3,611,465
Amagerbanken A/Sb,c	130,550	—
Ambu A/S Class Ba	105,976	6,880,086
Bang & Olufsen A/Sb	223,152	3,891,579
Bavarian Nordic A/Sa,b	118,023	7,699,613
D/S Norden A/Sa,b	101,746	2,009,869
Dfds A/S	116,548	6,620,397
FLSmidth & Co. A/S	134,179	8,179,247
GN Store Nord A/S	578,215	17,527,083
IC Group A/Sa	54,271	1,234,674
Jyske Bank A/S Registered	239,375	14,940,895
Matas A/S	159,661	2,455,291
Nets A/Sb,d	339,904	8,158,580
NKT A/Sb	102,237	8,955,148
Per Aarsleff Holding A/S	83,385	2,068,877
Rockwool International A/S Class B	25,392	5,756,591
Royal Unibrew A/S	180,298	8,946,799
Schouw & Co. AB	59,957	6,558,755
SimCorp A/S	186,422	11,612,122
Solar A/S Class B	28,955	1,716,831
Spar Nord Bank A/S	293,365	3,930,044
Sydbank A/S	278,201	11,555,597
Topdanmark A/Sb	271,027	9,233,820

Security	Shares	Value
TORM PLC	138,550	$1,438,733
Zealand Pharma A/Sa,b	109,288	2,165,783

		162,800,986
FINLAND — 1.43%
Amer Sports OYJ	447,767	11,983,728
Cargotec OYJ Class B	115,145	7,005,011
Caverion Corp.[a,b]	380,643	3,172,863
Citycon OYJ	1,107,261	3,002,561
Cramo OYJ	132,379	3,777,013
DNA OYJ	266,881	4,748,111
F-Secure OYJ	452,861	2,050,266
Huhtamaki OYJ	370,085	14,285,458
Kemira OYJ	286,958	3,603,147
Kesko OYJ Class B	223,933	11,281,452
Konecranes OYJ	188,043	8,362,630
Metsa Board OYJ	600,126	4,227,605
Oriola Corp. Class B	592,889	2,530,440
Outokumpu OYJ	1,025,034	8,592,546
Outotec OYJ[a,b]	638,767	4,149,618
Ramirent OYJ	265,719	2,637,842
Sanoma OYJ	279,649	2,591,492
Stockmann OYJ Abp Class Ba,b	149,456	1,289,848
Technopolis OYJ	633,646	2,734,272
Tieto OYJ	251,427	7,944,393
Uponor OYJ	262,054	4,214,239
Valmet OYJ	423,754	7,693,936
YIT OYJ	380,864	3,221,854

		125,100,325
FRANCE — 4.43%
AB Science SAa,b	112,121	1,296,791
Air France-KLM[b]	518,666	6,992,588
Albioma SA	163,556	3,827,727
Alten SA	102,407	8,807,831
Altran Technologies SA	677,353	11,863,197
APERAM SA	166,073	8,040,534
Assystem	39,535	1,509,290
Axway Software SA	41,770	1,194,729
Beneteau SA	123,570	2,114,677
Boiron SA	24,752	2,310,388
Bonduelle SCA	58,888	2,251,582
Bourbon Corp.[a]	145,394	1,349,072
Cellectis SAa,b	94,509	2,298,722
Cie. Plastic Omnium SA	209,690	8,034,801
Coface SAb	347,613	3,278,687
DBV Technologies SAb	69,808	6,237,795

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Derichebourg SA	586,486	$5,115,475
Elior Group[d]	330,708	8,739,719
Elis SAa	357,405	8,610,915
Esso SA Francaise[b]	25,894	1,733,744
Euler Hermes Group	48,698	5,798,912
Euronext NVd	203,757	11,867,343
Europcar Groupe SAd	330,982	4,795,902
Faurecia	234,411	12,970,077
FFP	28,854	3,049,453
Fnac Darty SAb	59,477	5,609,873
Gaztransport Et Technigaz SA	90,314	4,284,766
Genfit[a,b]	107,146	3,412,044
Guerbet	26,095	2,337,910
Haulotte Group SA	195,631	3,427,445
Havas SA	489,896	5,339,798
ID Logistics Group[b]	11,132	1,791,513
Innate Pharma SAa,b	162,401	2,075,544
Interparfums SA	43,835	1,733,397
IPSOS	135,589	4,663,102
Jacquet Metal Service	178,646	4,970,720
Korian SA	148,938	4,906,208
LISI	59,411	2,852,607
Maisons du Monde SAd	92,608	3,419,125
Manitou BF SA	43,098	1,506,593
Marie Brizard Wine & Spirits SAa,b	106,613	1,847,743
Mercialys SA	210,823	4,250,384
Mersen SA	56,527	2,081,335
Metropole Television SA	183,586	4,427,444
Naturex[a,b]	31,029	3,138,474
Neopost SA	105,277	4,805,990
Nexans SA	104,486	5,959,886
Nexity SA	134,181	7,171,973
Oeneo SA	152,824	1,695,490
Orpea	188,580	21,544,352
Parrot SAa,b	88,653	1,049,400
Pierre & Vacances SAa,b	36,673	2,042,971
Rallye SA	102,446	2,168,071
Rubis SCA	275,588	17,467,614
Sartorius Stedim Biotech	94,580	6,715,125
SOITEC[b]	51,340	3,241,376
Solocal Group[a,b]	957,718	959,778
Sopra Steria Group	53,661	9,240,050
SPIE SA	245,650	6,872,718
Ste Industrielle d’Aviation Latecoere SAa,b	269,093	1,380,084

Security	Shares	Value
Synergie SA	35,337	$1,667,327
Tarkett SA	78,646	3,243,011
Technicolor SA Registered	1,333,598	4,830,145
Teleperformance	228,115	31,641,699
Television Francaise 1	432,963	6,324,644
Trigano SA	38,772	5,083,198
Ubisoft Entertainment SAb	346,561	21,831,264
Vallourec SAa,b	1,089,834	6,414,295
Vicat SA	56,527	4,112,019
Virbac SAb	15,498	2,754,527
Worldline SA/France[b,d]	118,410	4,788,467

		387,171,450
GERMANY — 6.45%
Aareal Bank AG	193,512	8,053,722
ADLER Real Estate AGa,b	93,973	1,467,469
ADO Properties SAa,d	151,565	6,818,116
ADVA Optical Networking SEa,b	175,078	1,328,707
AIXTRON SEa,b	401,603	3,557,805
Alstria office REIT AGa	388,876	5,682,922
Amadeus Fire AG	26,167	2,411,307
AURELIUS Equity Opportunities SE & Co KGaA[a]	90,314	5,300,587
Aurubis AG	144,685	12,841,541
BayWa AG	39,609	1,459,111
Bechtle AG	101,650	7,292,593
Bertrandt AG	24,226	2,300,707
Bilfinger SEa	101,488	4,134,658
Borussia Dortmund GmbH & Co. KGaA	504,973	3,557,297
CANCOM SEa	64,920	4,255,664
Carl Zeiss Meditec AG Bearer[a]	124,265	6,636,835
CENTROTEC Sustainable AG	87,903	1,938,025
CompuGroup Medical SEa	88,187	5,236,056
CTS Eventim AG & Co. KGaA	161,692	7,461,452
Deutsche Euroshop AG	122,126	5,064,730
Deutsche Pfandbriefbank AGd	389,852	5,122,640
DEUTZ AG	479,781	3,551,227
Dialog Semiconductor PLC[b]	278,330	12,110,421
Diebold Nixdorf AG	76,243	6,464,928
DMG Mori AGa	143,539	8,449,782
Draegerwerk AG & Co. KGaA	17,595	1,426,185
Drillisch AG	175,078	11,687,334
Duerr AGa	87,478	10,623,071
ElringKlinger AGa	110,981	1,928,680
Evotec AGb	443,762	6,382,987

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Ferratum OYJ[a]	67,265	$1,824,026
Freenet AG	404,266	13,598,250
Gerresheimer AG	126,380	10,395,876
GFT Technologies SEa	60,132	1,114,125
Grammer AG	42,317	2,394,805
Grand City Properties SA	407,577	8,414,142
GRENKE AGa	101,451	8,736,372
Hamborner REIT AG	182,867	1,954,201
Hapag-Lloyd AGa,b,d	70,529	2,777,335
Heidelberger Druckmaschinen AGa,b	1,136,541	3,856,470
Indus Holding AG	62,084	4,629,715
Jenoptik AG	170,200	4,675,515
KION Group AG	232,378	20,090,499
Kloeckner & Co. SEa	369,955	4,073,022
Koenig & Bauer AG	44,952	3,509,556
Krones AGa	50,116	6,218,885
KWS Saat SE	9,099	3,686,583
LEG Immobilien AG	235,120	22,534,126
LEONI AG	118,581	6,988,256
Manz AGa,b	21,841	862,643
METRO AG	644,519	7,219,699
MLP AG	433,067	3,160,529
MorphoSys AGa,b	91,732	6,676,228
MTU Aero Engines AG	165,303	24,156,905
Nemetschek SEa	61,375	4,752,681
Nordex SEa,b	248,591	3,382,246
NORMA Group SEa	109,449	6,617,194
PATRIZIA Immobilien AGb	237,721	4,283,976
Pfeiffer Vacuum Technology AG	40,190	6,787,763
Rational AGa	11,923	7,465,089
Rheinmetall AG	146,811	14,608,817
RHOEN-KLINIKUM AG	262,662	8,243,646
RIB Software SEa	151,774	2,702,019
Rocket Internet SEb,d	91,723	1,883,284
SAF-Holland SA	193,512	3,408,572
Salzgitter AGa	148,229	6,626,104
SGL Carbon SEa,b	208,536	2,619,682
Siltronic AGb	75,674	8,208,211
Sixt SE	49,407	3,478,743
SLM Solutions Group AGa,b	55,079	2,448,169
SMA Solar Technology AGa	54,454	1,968,412
Software AG	241,501	10,525,038
STADA Arzneimittel AGa	226,328	17,558,128
STRATEC Biomedical AGa	30,439	1,855,748

Security	Shares	Value
Stroeer SE & Co. KGaA[a]	103,777	$6,669,470
Suedzucker AG	281,067	5,974,748
TAG Immobilien AG	399,069	6,525,871
Takkt AG	156,363	3,822,540
TLG Immobilien AG	237,247	5,121,570
Uniper SE	805,585	16,516,764
Vossloh AGa,b	52,320	3,463,630
VTG AGa	34,738	1,735,106
Wacker Chemie AG	62,793	7,766,060
Wacker Neuson SE	104,486	2,795,776
Wirecard AGa	459,104	35,015,654
XING AGa	17,595	5,144,640
Zeal Network SE	58,756	1,614,069
zooplus AGa,b	22,556	4,289,538

		563,973,280
HONG KONG — 2.33%
Bright Smart Securities & Commodities Group Ltd.[a]	4,120,000	1,218,568
Brightoil Petroleum Holdings Ltd.[b]	12,362,512	3,213,242
Cafe de Coral Holdings Ltd.	2,880,000	9,274,086
Champion REIT	14,479,000	11,271,527
China Financial International Investments Ltd.[b]	27,840,000	1,015,909
China Goldjoy Group Ltd.[a]	8,820,000	440,427
China LNG Group Ltd.[a,b]	94,380,000	1,510,534
China Strategic Holdings Ltd.[a,b]	72,810,000	978,861
Chow Sang Sang Holdings International Ltd.	1,345,000	3,144,588
Citic Telecom International Holdings Ltd.[a]	6,960,000	2,120,932
CK Life Sciences International Holdings Inc.[a]	18,538,000	1,519,090
CMBC Capital Holdings Ltd.	27,510,000	1,320,877
CSI Properties Ltd.[a]	53,240,000	2,828,960
Dah Sing Banking Group Ltd.	2,254,000	4,831,144
Dah Sing Financial Holdings Ltd.[a]	576,000	4,078,385
Digital Domain Holdings Ltd.[a,b]	27,840,000	1,051,555
Emperor Capital Group Ltd.	15,942,000	1,428,833
Enerchina Holdings Ltd.[a,b]	37,401,000	890,711
Esprit Holdings Ltd.[a,b]	7,420,000	3,657,676
Freeman FinTech Corp. Ltd.[b]	39,240,000	2,512,116
Future World Financial Holdings Ltd.[b]	22,384,000	384,046
G-Resources Group Ltd.[b]	104,987,400	1,371,128

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
GCL New Energy Holdings Ltd.[a,b]	29,164,000	$1,344,281
Giordano International Ltd.	6,980,000	3,887,633
Global Brands Group Holding Ltd.[b]	18,408,000	1,744,130
Great Eagle Holdings Ltd.	1,440,000	7,900,488
Guotai Junan International Holdings Ltd.[a]	10,505,000	3,241,557
Haitong International Securities Group Ltd.	7,065,000	4,079,710
HKBN Ltd.[a]	4,189,000	4,140,648
Hopewell Holdings Ltd.	2,102,500	8,062,569
Hutchison Telecommunications Hong Kong Holdings Ltd.[a]	9,840,000	3,779,697
Johnson Electric Holdings Ltd.	1,858,750	6,616,166
Kerry Logistics Network Ltd.	2,460,000	3,540,316
Lai Sun Development Co. Ltd.	110,567,665	4,105,507
Landing International Development Ltd.[a,b]	292,290,000	3,368,194
Luk Fook Holdings International Ltd.	1,440,000	5,291,576
Man Wah Holdings Ltd.	5,663,200	4,894,477
Mason Group Holdings Ltd.[b]	103,284,800	1,375,341
Melco International Development Ltd.	3,490,000	8,266,807
NewOcean Energy Holdings Ltd.[a,b]	5,550,000	1,641,518
Nord Anglia Education Inc.[a,b]	68,944	2,268,947
Orient Overseas International Ltd.[a,b]	720,000	6,706,657
Pacific Basin Shipping Ltd.[b]	6,603,000	1,445,700
Pacific Textiles Holdings Ltd.[a]	2,775,000	3,140,913
Prosperity REIT	8,841,000	3,882,721
Realord Group Holdings Ltd.[a,b]	1,432,000	740,739
Sa Sa International Holdings Ltd.[a]	4,120,000	1,513,979
Shun Tak Holdings Ltd.[a,b]	8,410,000	3,628,829
SITC International Holdings Co. Ltd.[a]	5,324,000	4,430,901
SmarTone Telecommunications Holdings Ltd.[a]	1,745,000	2,292,363
Summit Ascent Holdings Ltd.[a,b]	6,830,000	1,547,870
Television Broadcasts Ltd.	1,188,200	4,351,071
Texwinca Holdings Ltd.[a]	2,690,000	1,632,568
Town Health International Medical Group Ltd.[a]	16,756,000	1,265,794

Security	Shares	Value
Truly International Holdings Ltd.[a]	6,980,000	$2,341,517
United Laboratories International Holdings Ltd. (The)[a,b]	2,690,000	1,687,676
Value Partners Group Ltd.[a]	4,160,000	3,872,294
Vision Fame International Holding Ltd.[a,b]	1,470,000	122,341
VST Holdings Ltd.	5,936,000	1,580,876
VTech Holdings Ltd.	706,500	10,221,891
Xinyi Automobile Glass Hong Kong Enterprises Ltd.[b]	1	—
Xinyi Glass Holdings Ltd.	6,980,000	7,221,167

		203,240,624
IRELAND — 0.92%
C&C Group PLC	1,474,867	5,320,939
Glanbia PLC	699,516	14,432,771
Green REIT PLC	2,180,052	3,788,597
Hibernia REIT PLC	2,970,912	4,914,298
Irish Continental Group PLC	594,519	3,764,038
Kingspan Group PLC	545,293	18,078,370
Origin Enterprises PLC	483,940	3,754,321
Permanent TSB Group Holdings PLC[b]	611,008	1,476,777
Smurfit Kappa Group PLC	845,641	25,044,922

		80,575,033
ISRAEL — 1.48%
Africa Israel Properties Ltd.[b]	97,157	1,935,007
Airport City Ltd.[b]	386,377	5,093,588
Alony Hetz Properties & Investments Ltd.	443,287	4,418,052
Amot Investments Ltd.	467,217	2,479,207
B Communications Ltd.	48,698	709,971
Bayside Land Corp.	4,130	1,780,823
Caesarstone Ltd.[b]	84,028	2,949,383
Cellcom Israel Ltd.[b]	216,771	2,020,411
Clal Insurance Enterprises Holdings Ltd.[b]	144,387	2,334,187
CyberArk Software Ltd.[b]	98,379	4,100,437
Delek Automotive Systems Ltd.	178,239	1,475,520
Delek Group Ltd.	9,138	1,872,829
Electra Ltd./Israel	11,403	2,256,320
First International Bank of Israel Ltd.	152,483	2,784,178
Gazit-Globe Ltd.	274,177	2,617,078

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Harel Insurance Investments & Financial Services Ltd.	515,608	$3,067,664
IDI Insurance Co. Ltd.	33,150	1,891,279
Israel Discount Bank Ltd. Class Ab	3,759,338	9,698,520
Ituran Location and Control Ltd.	145,653	4,442,416
Jerusalem Oil Exploration[b]	89,594	4,766,723
Kenon Holdings Ltd./Singapore[b]	100,942	1,397,632
Kornit Digital Ltd.[b]	103,092	2,134,004
Matrix IT Ltd.	329,380	3,376,240
Mazor Robotics Ltd.[a,b]	140,409	2,835,474
Melisron Ltd.	99,024	5,048,710
Menora Mivtachim Holdings Ltd.	177,386	2,143,142
Naphtha Israel Petroleum Corp. Ltd.[b]	439,936	2,991,893
Neuroderm Ltd.[a,b]	69,014	2,670,842
Norstar Holdings Inc.	89,042	1,602,551
Oil Refineries Ltd.	3,533,937	1,643,922
Orbotech Ltd.[b]	131,161	4,650,969
Partner Communications Co. Ltd.[b]	373,630	1,894,441
Paz Oil Co. Ltd.	21,933	3,665,255
Phoenix Holdings Ltd. (The)[b]	473,424	2,025,407
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	68,040	3,230,080
Sapiens International Corp. NVb	131,451	1,570,440
Shikun & Binui Ltd.	641,006	1,475,256
Shufersal Ltd.	581,129	3,158,753
SodaStream International Ltd.[b]	59,167	3,332,285
Strauss Group Ltd.	141,333	2,707,635
Tower Semiconductor Ltd.[b]	243,777	6,491,783
Wix.com Ltd.[a,b]	101,581	6,267,548

		129,007,855
ITALY — 4.01%
A2A SpA	5,241,295	8,886,106
ACEA SpA	163,128	2,438,719
Amplifon SpA	236,604	3,386,529
Anima Holding SpA[d]	981,890	7,953,048
Astaldi SpA[a]	190,081	1,261,715
Autogrill SpA	628,602	7,433,455
Azimut Holding SpA	379,585	8,476,236
Banca Carige SpA[a,b]	3,383,125	1,013,131
Banca Generali SpA	245,046	8,667,281
Banca IFIS SpA	86,146	4,032,178

Security	Shares	Value
Banca Mediolanum SpA	972,592	$8,474,014
Banca Monte dei Paschi di Siena SpA[a,b,c]	148,544	2
Banca Popolare di Sondrio SCPA	1,787,800	7,786,277
Banco BPM SpA[a,b]	5,128,471	18,683,593
Beni Stabili SpA SIIQ	5,853,958	4,658,729
Biesse SpA	59,248	2,249,979
BPER Banca	1,692,052	9,280,416
Brembo SpA	504,753	7,736,353
Buzzi Unicem SpA	380,643	9,603,856
Cairo Communication SpA[a]	298,644	1,387,984
Cerved Information Solutions SpA	665,377	7,609,455
CIR-Compagnie Industriali Riunite SpA	3,666,775	5,442,821
Credito Emiliano SpA	160,274	1,377,541
Danieli & C Officine Meccaniche SpA RSP	250,719	4,673,402
Datalogic SpA	68,465	2,098,727
Davide Campari-Milano SpA	2,590,740	19,105,797
De’ Longhi SpA	210,398	6,891,089
DiaSorin SpA	100,941	8,759,099
Ei Towers SpA	50,116	3,054,787
Enav SpA[d]	987,531	4,515,154
ERG SpA	208,530	2,969,953
Esprinet SpA	112,327	864,129
Fincantieri SpA[a,b]	1,577,442	1,856,086
FinecoBank Banca Fineco SpA	1,125,272	9,837,453
GEDI Gruppo Editoriale SpA[b]	1,380,294	1,280,738
Geox SpA[a]	354,135	1,399,545
Hera SpA	3,093,261	9,956,191
Industria Macchine Automatiche SpA	41,608	4,108,428
Infrastrutture Wireless Italiane SpA[d]	639,375	4,108,338
Interpump Group SpA[a]	293,035	8,889,418
Iren SpA	1,680,933	4,260,915
Italgas SpA	1,628,369	8,927,293
Italmobiliare SpA	49,372	1,397,031
Juventus Football Club SpA[a,b]	5,576,630	3,895,599
La Doria SpA	88,673	1,072,637
Maire Tecnimont SpA[a]	588,327	3,286,456
MARR SpA	298,678	7,613,300
Mediaset SpA[a,b]	2,127,690	8,293,259
Moncler SpA	469,101	12,554,697

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
OVS SpA[d]	424,075	$3,192,402
Piaggio & C SpA	609,200	1,686,444
RAI Way SpA[d]	345,357	1,894,183
Reply SpA	38,913	8,198,479
Safilo Group SpA[b]	126,715	968,840
Salini Impregilo SpA[a]	771,998	2,705,073
Salvatore Ferragamo SpA	191,385	5,530,511
Saras SpA	1,188,410	2,722,407
Societa Cattolica di Assicurazioni Scrl	574,232	4,945,630
Tod’s SpA[a]	51,535	3,566,600
Unione di Banche Italiane SpA[a]	3,447,602	16,608,465
Unipol Gruppo Finanziario SpA	1,808,383	8,443,055
Yoox Net-A-Porter Group SpA[a,b]	207,562	6,839,804

		350,810,832
JAPAN — 29.52%
77 Bank Ltd. (The)	1,440,000	7,415,358
Achilles Corp.	134,500	2,368,768
Activia Properties Inc.	2,164	9,704,168
Adastria Co. Ltd.	172,680	4,307,037
ADEKA Corp.	349,000	5,363,157
Advance Residence Investment Corp.	4,920	11,995,547
Advantest Corp.	563,500	10,337,251
Aeon Delight Co. Ltd.	71,600	2,387,855
AEON REIT Investment Corp.	4,896	5,357,042
Ai Holdings Corp.	206,000	5,667,587
Aica Kogyo Co. Ltd.	206,000	6,609,077
Aida Engineering Ltd.	277,500	2,805,263
Aiful Corp.[a,b]	1,192,300	4,121,984
Ain Holdings Inc.[a]	71,600	5,151,545
Akebono Brake Industry Co. Ltd.[b]	603,300	1,998,351
Alpine Electronics Inc.	206,000	3,756,641
Amano Corp.	206,000	4,685,081
Anicom Holdings Inc.[a]	144,900	3,661,349
Anritsu Corp.	563,500	4,543,902
Aoyama Trading Co. Ltd.	216,400	7,530,277
Arcs Co. Ltd.	206,900	4,471,489
Ardepro Co. Ltd.[a]	1,037,200	1,332,933
Ariake Japan Co. Ltd.	71,600	5,125,626
Asahi Diamond Industrial Co. Ltd.	277,500	2,097,041
Asahi Holdings Inc.	71,600	1,343,290
Asahi Intecc Co. Ltd.	216,400	9,713,960

Security	Shares	Value
Asatsu-DK Inc.	134,500	$3,443,599
ASKA Pharmaceutical Co. Ltd.	134,500	2,012,114
ASKUL Corp.[a]	71,600	2,190,217
Autobacs Seven Co. Ltd.	277,500	4,616,001
Avex Group Holdings Inc.	203,600	2,673,638
Awa Bank Ltd. (The)	1,440,000	9,448,391
Azbil Corp.	361,200	14,236,174
Bank of Iwate Ltd. (The)	71,600	2,783,130
Bank of Nagoya Ltd. (The)[a]	144,000	5,291,099
Benefit One Inc.	144,000	5,838,454
BIC Camera Inc.[a]	349,000	4,046,056
Broadleaf Co. Ltd.	277,500	1,863,478
Bunka Shutter Co. Ltd.	349,900	3,008,326
Canon Marketing Japan Inc.	206,000	4,541,527
Capcom Co. Ltd.	277,500	6,873,773
Central Glass Co. Ltd.	716,000	3,142,767
Chiyoda Corp.	716,000	4,296,194
Ci:z Holdings Co. Ltd.	144,000	5,173,809
Citizen Watch Co. Ltd.	909,900	6,760,739
CKD Corp.	277,500	4,648,649
Clarion Co. Ltd.	716,000	2,708,611
Colowide Co. Ltd.[a]	277,500	4,811,892
Comforia Residential REIT Inc.	2,775	5,834,042
COMSYS Holdings Corp.	420,500	8,608,272
COOKPAD Inc.[a]	206,000	1,761,799
Cosmo Energy Holdings Co. Ltd.	277,500	4,796,823
Cosmos Pharmaceutical Corp.	33,500	7,118,693
CyberAgent Inc.	420,500	12,996,131
Daido Steel Co. Ltd.	1,105,000	6,720,304
Daifuku Co. Ltd.	349,000	12,049,731
Daihen Corp.	716,000	6,382,732
Daiichikosho Co. Ltd.	144,000	6,920,132
Daikokutenbussan Co. Ltd.	73,500	3,638,581
Daikyo Inc.	1,345,000	2,811,847
Daio Paper Corp.[a]	349,000	4,526,150
Daiseki Co. Ltd.	134,500	3,187,977
Daishi Bank Ltd. (The)	2,164,000	9,909,806
Daiwa Office Investment Corp.	1,440	7,076,519
Daiwabo Holdings Co. Ltd.	1,345,000	5,282,863
DCM Holdings Co. Ltd.	349,000	3,035,332
Denka Co. Ltd.	1,440,000	8,014,842
Descente Ltd.	206,000	2,986,669
Dexerials Corp.	206,000	2,487,027
DIC Corp.	288,800	10,938,305
Digital Garage Inc.[a]	181,000	3,438,337

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Dip Corp.	134,500	$2,833,757
DMG Mori Co. Ltd.	420,500	6,979,474
Dowa Holdings Co. Ltd.	716,000	5,786,579
Duskin Co. Ltd.	277,500	7,521,720
Ebara Corp.	288,800	8,455,297
EDION Corp.[a]	420,500	3,866,492
en-japan Inc.	73,500	2,105,322
Euglena Co. Ltd.[a,b]	288,800	3,026,656
Exedy Corp.	206,000	6,441,287
Ezaki Glico Co. Ltd.	150,200	7,884,158
F@N Communications Inc.	278,400	2,544,767
Fancl Corp.[a]	207,800	4,460,850
Financial Products Group Co. Ltd.	277,500	3,136,771
FP Corp.[a]	71,600	3,907,399
Frontier Real Estate Investment Corp.	1,440	6,144,712
Fudo Tetra Corp.	1,263,200	2,080,659
Fuji Machine Manufacturing Co. Ltd.	349,000	5,672,691
Fuji Oil Holdings Inc.	277,500	6,549,799
Fuji Seal International Inc.	217,300	6,086,642
Fuji Soft Inc.	134,500	3,852,595
Fujibo Holdings Inc.	71,600	2,167,537
Fujikura Ltd.	1,421,500	11,964,297
Fujimi Inc.	71,600	1,615,447
Fujitec Co. Ltd.	275,100	3,791,821
Fujitsu General Ltd.	220,000	4,631,160
Fukuoka REIT Corp.	3,612	5,557,175
Funai Electric Co. Ltd.[a]	206,900	1,872,483
Funai Soken Holdings Inc.	152,640	3,970,201
Furukawa Co. Ltd.	1,345,000	2,495,362
Furukawa Electric Co. Ltd.	288,800	13,016,191
Futaba Industrial Co. Ltd.	531,600	5,503,873
Fuyo General Lease Co. Ltd.	71,600	4,192,515
Geo Holdings Corp.[a]	206,900	2,258,214
Global One Real Estate Investment Corp.	1,440	5,050,002
Glory Ltd.	288,800	9,605,321
GLP J-REIT	9,943	10,798,317
GMO Internet Inc.	277,500	3,573,759
GMO Payment Gateway Inc.[a]	71,600	4,218,435
Gree Inc.	420,500	3,223,345
GS Yuasa Corp.	1,440,000	6,789,809
GungHo Online Entertainment Inc.	1,421,400	3,833,451

Security	Shares	Value
Gunma Bank Ltd. (The)	1,067,400	$6,250,127
Gunze Ltd.	716,000	2,760,451
Gurunavi Inc.	134,500	2,195,918
H2O Retailing Corp.	349,000	5,704,276
Hanwa Co. Ltd.	1,440,000	10,282,456
Harmonic Drive Systems Inc.[a]	144,000	6,209,874
Haseko Corp.	1,064,000	13,307,824
Hazama Ando Corp.	706,500	4,865,799
Heiwa Corp.	206,900	4,548,261
Heiwa Real Estate Co. Ltd.	277,500	4,344,767
Heiwa Real Estate REIT Inc.	5,671	4,670,447
HIS Co. Ltd.[a]	206,000	6,329,427
Hitachi Capital Corp.	206,000	4,890,158
Hitachi Kokusai Electric Inc.	206,000	5,311,498
Hitachi Zosen Corp.	696,000	3,659,677
Hogy Medical Co. Ltd.	144,000	10,490,972
Hokkaido Electric Power Co. Inc.	706,500	5,313,376
Hokkoku Bank Ltd. (The)	2,164,000	8,734,730
Hokuetsu Kishu Paper Co. Ltd.	563,500	3,947,228
Hokuhoku Financial Group Inc.	420,500	6,831,056
Hokuriku Electric Power Co.	73,500	679,157
HORIBA Ltd.	144,000	8,809,810
Hoshino Resorts REIT Inc.[a]	412	2,117,888
Hosiden Corp.	349,000	4,030,264
House Foods Group Inc.	277,500	7,152,541
Hulic Reit Inc.	3,490	5,486,339
Hyakugo Bank Ltd. (The)	1,440,000	5,799,357
Hyakujushi Bank Ltd. (The)	2,164,000	7,011,286
Ibiden Co. Ltd.	349,000	6,051,713
IBJ Leasing Co. Ltd.	134,500	3,195,280
Ichigo Inc.[a]	979,600	2,987,694
Ichigo Office REIT Investment	6,508	4,440,954
IDOM Inc.[a]	277,500	1,835,852
Iino Kaiun Kaisha Ltd.	602,100	2,768,151
Inabata & Co. Ltd.	277,500	3,902,756
Industrial & Infrastructure Fund Investment Corp.	1,440	6,503,100
Ines Corp.	278,400	2,643,030
Infomart Corp.[a]	421,400	3,089,135
Internet Initiative Japan Inc.	134,500	2,429,630
Invesco Office J-Reit Inc.	3,499	3,397,825
Invincible Investment Corp.	13,518	6,043,615
Iriso Electronics Co. Ltd.	71,600	6,155,935
Iseki & Co. Ltd.	134,500	2,793,588
Ishihara Sangyo Kaisha Ltd.[b]	349,000	3,831,277

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Ito EN Ltd.	216,400	$7,990,515
Itochu Techno-Solutions Corp.	144,000	5,004,389
Itoham Yonekyu Holdings Inc.	493,800	4,580,705
Itoki Corp.	277,500	2,250,238
Iwatani Corp.	716,000	4,633,151
Iyo Bank Ltd. (The)	850,300	6,933,529
Izumi Co. Ltd.	216,400	11,280,728
J Trust Co. Ltd.	277,500	2,210,055
Jaccs Co. Ltd.	716,000	3,350,124
Jafco Co. Ltd.	144,000	6,881,035
Japan Communications Inc.[a,b]	1,040,700	1,544,638
Japan Display Inc.[a,b]	1,688,600	3,025,864
Japan Excellent Inc.	5,635	6,568,514
Japan Hotel REIT Investment Corp.	13,509	9,744,036
Japan Lifeline Co. Ltd.[a]	134,500	6,183,628
Japan Logistics Fund Inc.	4,205	8,524,549
Japan Petroleum Exploration Co. Ltd.	134,500	2,786,284
Japan Rental Housing Investments Inc.	7,232	5,373,521
Japan Securities Finance Co. Ltd.	837,800	4,200,563
Japan Steel Works Ltd. (The)	277,500	4,583,352
JINS Inc.	71,600	4,354,514
Juroku Bank Ltd. (The)	2,164,000	6,854,609
JVC Kenwood Corp.	696,080	2,022,188
K’s Holdings Corp.	349,020	6,999,668
kabu.com Securities Co. Ltd.	979,600	3,173,870
Kadokawa Dwango[a,b]	218,667	2,883,369
Kagome Co. Ltd.	420,500	12,748,767
Kaken Pharmaceutical Co. Ltd.	112,600	5,992,018
Kanamoto Co. Ltd.	71,600	2,566,053
Kanematsu Corp.	1,345,000	2,933,572
Kawasaki Kisen Kaisha Ltd.[a,b]	3,490,000	8,654,328
Keihin Corp.	134,500	1,935,427
Keiyo Bank Ltd. (The)	2,164,000	9,146,007
Kenedix Inc.[a]	979,600	5,009,041
Kenedix Office Investment Corp.	1,440	8,119,100
Kenedix Residential Investment Corp.	1,345	3,371,782
Kenedix Retail REIT Corp.	2,060	4,509,833
Kewpie Corp.	420,500	10,556,740
Kinden Corp.	706,500	10,984,814
Kintetsu World Express Inc.	134,500	2,352,944
Kitz Corp.	696,000	6,217,041

Security	Shares	Value
Kiyo Bank Ltd. (The)	420,500	$7,021,336
Koa Corp.	277,500	4,894,769
Kobayashi Pharmaceutical Co. Ltd.	287,400	17,843,016
Kokuyo Co. Ltd.	349,000	5,546,351
Komeri Co. Ltd.	206,000	6,021,811
Komori Corp.	206,000	2,447,875
Konishi Co. Ltd.	206,900	3,157,006
Kumagai Gumi Co. Ltd.	1,440,000	4,978,325
KYB Corp.	716,000	4,043,477
Kyodo Printing Co. Ltd.	746,000	2,606,055
KYORIN Holdings Inc.	206,000	4,397,973
Kyowa Exeo Corp.	349,000	5,950,640
Kyudenko Corp.	134,500	5,063,759
Laox Co. Ltd.[a,b]	206,000	999,285
LaSalle Logiport REIT	5,662	5,682,753
Leopalace21 Corp.	921,000	6,559,817
Lifull Co. Ltd.[a]	279,300	2,226,918
Lintec Corp.	134,500	3,261,012
Macnica Fuji Electronics Holdings Inc.	159,550	2,537,032
Maeda Corp.	716,000	8,650,708
Maeda Kosen Co. Ltd.	186,800	2,737,040
Maeda Road Construction Co. Ltd.	205,000	4,220,779
Makino Milling Machine Co. Ltd.	716,000	6,052,256
Maruha Nichiro Corp.	288,800	7,867,216
Marusan Securities Co. Ltd.[a]	420,500	3,546,821
Marvelous Inc.[a]	206,900	1,932,402
Matsui Securities Co. Ltd.	420,500	3,436,459
Matsumotokiyoshi Holdings Co. Ltd.	144,000	8,861,939
Matsuya Co. Ltd.	206,000	1,730,105
MCUBS MidCity Investment Corp.	2,164	6,560,840
MEGMILK SNOW BRAND Co. Ltd.	206,000	5,686,230
Meidensha Corp.	716,000	2,540,133
Meitec Corp.	216,400	10,125,236
Micronics Japan Co. Ltd.[a]	134,500	1,425,399
Ministop Co. Ltd.	134,500	2,955,482
Mirait Holdings Corp.	277,500	3,249,785
Misawa Homes Co. Ltd.	206,000	1,886,710
Mitsuba Corp.	134,500	2,341,988
Mitsubishi Steel Manufacturing Co. Ltd.	2,060,000	5,294,719

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Mitsui Engineering & Shipbuilding Co. Ltd.	2,775,000	$3,867,596
Mitsui Mining & Smelting Co. Ltd.	2,888,000	12,624,137
Miura Co. Ltd.	349,000	7,052,962
Mizuno Corp.	1,440,000	8,353,681
Modec Inc.	71,600	1,703,574
Monex Group Inc.	837,870	2,365,858
MonotaRO Co. Ltd.[a]	288,800	9,513,842
Mori Hills REIT Investment Corp.	5,635	7,083,592
MORI TRUST Sogo REIT Inc.	4,205	6,956,641
Morinaga & Co. Ltd./Japan	144,000	8,236,391
Morinaga Milk Industry Co. Ltd.	716,000	5,222,825
MOS Food Services Inc.	216,400	6,737,101
Musashino Bank Ltd. (The)	216,400	6,462,917
Nachi-Fujikoshi Corp.	716,000	3,959,238
Nagase & Co. Ltd.	492,000	7,716,512
Nakanishi Inc.	71,600	2,996,968
Namura Shipbuilding Co. Ltd.	277,500	1,589,733
Nankai Electric Railway Co. Ltd.	2,164,000	10,634,436
NanoCarrier Co. Ltd.[a,b]	206,900	1,314,483
Nanto Bank Ltd. (The)	144,000	4,228,970
NET One Systems Co. Ltd.	451,400	4,314,027
NHK Spring Co. Ltd.	752,000	8,119,245
Nichi-Iko Pharmaceutical Co. Ltd.[a]	206,000	3,152,595
Nichicon Corp.	349,000	3,831,277
Nichiha Corp.	144,000	5,343,228
Nichirei Corp.	492,000	13,803,340
Nifco Inc./Japan	216,400	12,455,803
Nihon Kohden Corp.	349,000	8,335,318
Nihon M&A Center Inc.[a]	288,800	11,565,591
Nihon Nohyaku Co. Ltd.	341,500	1,984,189
Nihon Parkerizing Co. Ltd.	563,500	8,072,949
Nihon Unisys Ltd.	277,500	4,621,024
Nikkiso Co. Ltd.	349,000	3,603,864
Nikkon Holdings Co. Ltd.	420,500	9,932,621
Nippo Corp.	154,000	3,126,132
Nippon Accommodations Fund Inc.	1,440	5,968,777
Nippon Gas Co. Ltd.[a]	144,000	4,509,163
Nippon Kayaku Co. Ltd.	716,000	10,024,454
Nippon Light Metal Holdings Co. Ltd.	2,396,800	6,442,369

Security	Shares	Value
Nippon Paper Industries Co. Ltd.	349,000	$6,945,572
Nippon Parking Development Co. Ltd.	1,530,200	2,285,017
NIPPON REIT Investment Corp.	2,078	5,829,947
Nippon Seiki Co. Ltd.	213,000	4,077,062
Nippon Sharyo Ltd.[a,b]	1,440,000	3,740,260
Nippon Sheet Glass Co. Ltd.[b]	349,000	2,953,211
Nippon Shinyaku Co. Ltd.	159,000	10,029,685
Nippon Shokubai Co. Ltd.	144,000	9,422,327
Nippon Soda Co. Ltd.	716,000	4,030,517
Nippon Steel & Sumikin Bussan Corp.	71,600	3,687,081
Nippon Suisan Kaisha Ltd.	1,050,500	6,122,648
Nipro Corp.	420,500	5,700,792
Nishi-Nippon Financial Holdings Inc.	563,500	6,333,925
Nishi-Nippon Railroad Co. Ltd.	1,440,000	6,333,680
Nishimatsu Construction Co. Ltd.	716,000	4,114,756
Nishimatsuya Chain Co. Ltd.	349,000	3,815,485
Nishio Rent All Co. Ltd.	144,000	4,789,357
Nissan Shatai Co. Ltd.	349,000	3,613,340
Nissha Printing Co. Ltd.[a]	134,500	3,676,094
Nisshin OilliO Group Ltd. (The)	1,440,000	8,510,068
Nisshin Steel Co. Ltd.	349,000	4,270,311
Nisshinbo Holdings Inc.	492,000	4,973,655
Nissin Electric Co. Ltd.	206,000	2,501,941
Nitto Boseki Co. Ltd.	1,440,000	8,379,746
Nitto Kogyo Corp.	134,500	2,175,225
Noevir Holdings Co. Ltd.	71,600	3,706,521
NOF Corp.	716,000	9,719,897
Nojima Corp.	134,500	2,174,008
Nomura Co. Ltd.	206,000	4,351,364
North Pacific Bank Ltd.	1,724,400	5,774,270
NSD Co. Ltd.	453,540	8,644,330
NTN Corp.	2,164,000	10,086,067
Obara Group Inc.	71,600	3,952,758
Ogaki Kyoritsu Bank Ltd. (The)	2,164,000	6,247,486
Okasan Securities Group Inc.	716,000	4,335,074
Oki Electric Industry Co. Ltd.	277,500	3,797,276
Okinawa Electric Power Co. Inc. (The)	264,060	6,215,847
OKUMA Corp.	716,000	6,888,167
Okumura Corp.	716,000	5,203,385

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
OncoTherapy Science Inc.[a,b]	824,000	$1,946,369
Open House Co. Ltd.	134,500	4,442,961
Orient Corp.[a]	1,617,700	2,723,130
Orix JREIT Inc.	9,219	13,966,791
OSG Corp.[a]	349,000	7,356,179
OSJB Holdings Corp.[a]	828,900	2,273,014
Pacific Metals Co. Ltd.[a,b]	716,000	1,918,060
Paramount Bed Holdings Co. Ltd.	71,600	3,259,405
Penta-Ocean Construction Co. Ltd.	1,192,300	7,089,381
PeptiDream Inc.[a,b]	288,800	9,069,514
Persol Holdings Co. Ltd.	563,500	10,658,537
Pigeon Corp.	420,500	15,564,912
Pilot Corp.	144,000	6,268,519
Pioneer Corp.[a,b]	1,306,700	2,578,041
Premier Investment Corp.	6,359	6,474,388
Press Kogyo Co. Ltd.	696,000	3,275,442
Prima Meat Packers Ltd.	716,000	4,561,872
Proto Corp.	218,700	3,412,270
Qol Co. Ltd.	134,500	2,167,922
Raito Kogyo Co. Ltd.	275,100	2,967,729
Relia Inc.	206,000	2,198,054
Relo Group Inc.	426,500	8,541,966
Rengo Co. Ltd.	706,500	4,002,615
Resorttrust Inc.	349,000	6,424,417
Ricoh Leasing Co. Ltd.	71,600	2,498,013
Ringer Hut Co. Ltd.	206,000	4,752,197
Riso Kagaku Corp.	134,500	2,806,978
Rohto Pharmaceutical Co. Ltd.	349,000	7,046,645
Round One Corp.	420,500	4,482,999
Ryobi Ltd.	716,000	3,382,524
Ryosan Co. Ltd.	144,000	5,623,422
S Foods Inc.[a]	94,900	3,529,924
Sac’s Bar Holdings Inc.[a]	206,900	2,271,322
Saizeriya Co. Ltd.	206,000	5,984,524
Sakata Seed Corp.	144,000	4,385,357
San-in Godo Bank Ltd. (The)	778,000	6,315,815
Sangetsu Corp.	206,000	3,706,303
Sanken Electric Co. Ltd.	716,000	3,635,241
Sanki Engineering Co. Ltd.	277,500	3,134,259
Sankyo Tateyama Inc.	139,500	1,966,976
Sankyu Inc.	1,440,000	10,842,844
Sanwa Holdings Corp.	921,000	9,952,251
Sanyo Special Steel Co. Ltd.	716,000	4,341,554
Sapporo Holdings Ltd.	277,500	7,546,835

Security	Shares	Value
Sato Holdings Corp.	71,600	$1,715,886
Sawai Pharmaceutical Co. Ltd.	144,000	8,106,068
SCREEN Holdings Co. Ltd.	144,000	9,643,875
SCSK Corp.	216,480	9,139,592
Seikagaku Corp.	206,900	3,331,147
Seiko Holdings Corp.	716,000	3,194,606
Seino Holdings Co. Ltd.	563,500	7,578,271
Seiren Co. Ltd.	206,000	3,478,854
Sekisui House SI Residential Investment Corp.	4,938	5,121,452
Senshu Ikeda Holdings Inc.	1,024,380	4,236,768
Septeni Holdings Co. Ltd.[a]	706,500	2,154,763
Seria Co. Ltd.	144,000	7,128,648
Shibuya Corp.	71,600	2,177,257
Shiga Bank Ltd. (The)	1,440,000	7,623,874
Shikoku Electric Power Co. Inc.[a]	636,800	7,636,183
Shima Seiki Manufacturing Ltd.	144,000	6,998,326
Shimachu Co. Ltd.	277,500	6,939,070
Shinko Electric Industries Co. Ltd.	270,600	1,971,429
Shinko Plantech Co. Ltd.	349,000	2,978,479
Shinmaywa Industries Ltd.	230,400	2,010,096
Ship Healthcare Holdings Inc.	134,500	4,126,476
SHO-BOND Holdings Co. Ltd.	71,600	3,777,800
Showa Corp.[b]	277,500	2,679,691
Showa Denko KK	492,000	12,850,464
Sinanen Holdings Co. Ltd.	134,500	2,722,987
SKY Perfect JSAT Holdings Inc.	954,600	4,276,456
Skylark Co. Ltd.	382,200	5,762,661
SMS Co. Ltd.	134,500	4,248,201
Sodick Co. Ltd.	206,000	2,507,534
Sojitz Corp.	4,231,700	10,646,750
Sosei Group Corp.[a,b]	71,600	7,432,481
Sotetsu Holdings Inc.	2,164,000	10,575,682
SPARX Group Co. Ltd.[a]	760,000	1,513,191
Square Enix Holdings Co. Ltd.	349,000	11,418,028
Star Micronics Co. Ltd.	277,500	4,593,398
Sugi Holdings Co. Ltd.	144,000	7,337,165
Sumco Corp.[a]	778,000	12,645,712
Sumitomo Bakelite Co. Ltd.	1,440,000	10,464,908
Sumitomo Forestry Co. Ltd.	563,500	8,618,625
Sumitomo Mitsui Construction Co. Ltd.	2,967,900	3,223,205
Sumitomo Osaka Cement Co. Ltd.	1,440,000	6,737,680

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Sumitomo Warehouse Co. Ltd. (The)	716,000	$4,581,311
Tadano Ltd.	563,500	6,991,796
Taikisha Ltd.	71,600	1,921,300
Taiyo Yuden Co. Ltd.	420,500	7,070,809
Takara Bio Inc.[a]	206,000	2,770,406
Takara Holdings Inc.	706,500	7,046,138
Takara Leben Co. Ltd.	420,500	1,925,635
Takasago Thermal Engineering Co. Ltd.	206,000	3,434,110
Takeuchi Manufacturing Co. Ltd.	134,500	2,613,435
TechnoPro Holdings Inc.	144,000	6,170,777
Teikoku Sen-I Co. Ltd.	144,000	2,616,879
Tekken Corp.[a]	716,000	2,196,697
TIS Inc.	349,000	10,533,644
Toagosei Co. Ltd.	844,000	10,197,203
TOC Co. Ltd.	563,500	5,288,470
Toda Corp.	1,440,000	9,891,488
Toho Bank Ltd. (The)	716,000	2,494,774
Toho Holdings Co. Ltd.	206,000	4,071,714
Toho Titanium Co. Ltd.[a]	206,000	1,594,009
Toho Zinc Co. Ltd.	716,000	3,084,447
Tokai Carbon Co. Ltd.	1,429,600	9,250,772
Tokai Rika Co. Ltd.	206,000	3,786,470
Tokai Tokyo Financial Holdings Inc.	837,800	4,882,965
Tokuyama Corp.[b]	1,440,000	6,555,229
Tokyo Broadcasting System Holdings Inc.	134,500	2,537,966
Tokyo Century Corp.	216,400	9,204,760
Tokyo Dome Corp.	418,100	4,018,482
Tokyo Ohka Kogyo Co. Ltd.	144,000	4,685,099
Tokyo Seimitsu Co. Ltd.	216,400	7,510,693
Tokyo Steel Manufacturing Co. Ltd.[a]	420,500	3,600,100
Tokyo TY Financial Group Inc.	89,044	2,367,630
Tokyotokeiba Co. Ltd.	71,600	2,323,055
Tokyu Construction Co. Ltd.	349,040	2,786,129
TOKYU REIT Inc.	4,920	5,975,510
TOMONY Holdings Inc.	1,050,500	5,133,897
Tomy Co. Ltd.	349,000	4,260,835
Topcon Corp.	349,000	5,969,591
Topre Corp.	206,000	5,428,952
Toridoll Holdings Corp.	134,500	3,761,301
Toshiba Machine Co. Ltd.	716,000	3,395,484

Security	Shares	Value
Toshiba Plant Systems & Services Corp.	134,500	$2,186,180
Totetsu Kogyo Co. Ltd.	144,000	4,489,615
Toyo Construction Co. Ltd.	531,600	2,270,829
Toyo Corp./Chuo-ku	279,300	2,689,490
Toyo Ink SC Holdings Co. Ltd.	716,000	3,713,001
Toyo Kanetsu KK	716,000	2,339,255
Toyo Tire & Rubber Co. Ltd.	349,000	7,176,144
Toyobo Co. Ltd.	3,490,000	6,632,879
Toyota Boshoku Corp.	206,000	4,302,892
TPR Co. Ltd.	216,400	6,835,024
Trusco Nakayama Corp.	144,000	3,686,827
TS Tech Co. Ltd.	206,000	6,105,706
TSI Holdings Co. Ltd.	420,500	3,033,065
Tsubakimoto Chain Co.	716,000	6,071,696
Tsukuba Bank Ltd.	1,097,200	3,286,784
Tsukui Corp.	277,500	1,682,655
Tsumura & Co.	216,400	8,411,584
UACJ Corp.	716,944	2,115,243
Ube Industries Ltd.	3,490,000	9,475,542
ULVAC Inc.	216,400	11,594,081
Unipres Corp.	134,500	3,129,549
United Arrows Ltd.	144,000	4,359,292
United Super Markets Holdings Inc.	421,400	4,267,583
Unitika Ltd.[a,b]	4,920,000	3,473,098
Universal Entertainment Corp.[a]	71,600	2,050,898
Ushio Inc.	420,500	5,902,489
V Technology Co. Ltd.[a]	13,400	2,296,900
Valor Holdings Co. Ltd.	206,000	4,649,658
VT Holdings Co. Ltd.	390,600	1,993,741
W-Scope Corp.[a]	134,500	2,850,799
Wacoal Holdings Corp.	716,000	10,043,893
Wacom Co. Ltd.[a]	625,100	2,251,593
Welcia Holdings Co. Ltd.	217,300	8,249,907
Xebio Holdings Co. Ltd.	206,000	3,875,958
Yahagi Construction Co. Ltd.	206,900	1,711,449
YAMABIKO Corp.	277,500	3,355,265
Yamato Kogyo Co. Ltd.	144,000	4,033,486
Yodogawa Steel Works Ltd.	261,200	7,174,460
Yokogawa Bridge Holdings Corp.	203,600	3,091,912
Yokohama Reito Co. Ltd.[a]	506,000	5,023,594
Yondoshi Holdings Inc.	71,600	1,796,885
Yonex Co. Ltd.[a]	220,100	2,105,486
Yoshinoya Holdings Co. Ltd.	349,000	5,890,629

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Yumeshin Holdings Co. Ltd.[a]	277,500	$1,888,592
Zenkoku Hosho Co. Ltd.	216,400	9,283,099
Zenrin Co. Ltd.	134,500	4,132,563
Zensho Holdings Co. Ltd.	349,000	6,301,235
Zeon Corp.	716,000	8,961,745
ZERIA Pharmaceutical Co. Ltd.	206,900	3,602,657
Zojirushi Corp.	206,000	2,147,717

		2,579,261,903
NETHERLANDS — 2.18%
Aalberts Industries NV	461,238	20,066,215
Accell Group	105,090	3,191,694
ASM International NV	182,168	10,923,516
ASR Nederland NV	288,456	10,865,869
BE Semiconductor Industries NV	123,702	8,005,417
BinckBank NV	472,936	2,593,360
Brunel International NVa	98,505	1,508,045
Corbion NV	298,707	9,610,876
Eurocommercial Properties NV	176,968	7,132,542
Flow Traders[d]	125,671	3,790,091
Fugro NV CVA[b]	228,959	3,663,124
IMCD Group NV	169,608	9,465,482
Intertrust NVd	163,236	2,791,565
InterXion Holding NVb	242,330	11,600,337
Kendrion NV	78,682	3,339,580
Koninklijke BAM Groep NV	945,079	5,600,214
NSI NV	88,448	3,443,334
OCI NVa,b	249,420	5,327,011
Philips Lighting NVd	330,447	12,506,070
PostNL NV	1,562,467	7,368,598
Refresco Group NVd	249,630	4,859,123
SBM Offshore NVa	612,641	10,552,863
SNS REAAL NVa,b,c	291,555	3
TKH Group NV	126,392	7,702,650
TomTom NVb	437,140	4,629,733
VastNed Retail NV	109,449	4,980,961
VTTI Energy Partners LP	96,292	1,896,952
Wereldhave NV	126,124	6,084,815
Wessanen[a]	423,345	7,436,948

		190,936,988
NEW ZEALAND — 1.17%
a2 Milk Co. Ltd.[a,b]	2,362,147	7,810,196
Air New Zealand Ltd.	1,701,610	4,273,870
Argosy Property Ltd.	2,258,246	1,760,845
Chorus Ltd.	1,546,880	5,172,589

Security	Shares	Value
Fisher & Paykel Healthcare Corp. Ltd.	2,657,281	$21,855,491
Freightways Ltd.	1,650,021	9,834,970
Genesis Energy Ltd.	865,979	1,610,184
Goodman Property Trust	2,424,200	2,281,017
Infratil Ltd.	1,888,108	4,374,231
Kiwi Property Group Ltd.	10,993,085	11,291,629
New Zealand Refining Co. Ltd. (The)[a]	700,612	1,297,451
Precinct Properties New Zealand Ltd.	2,634,011	2,488,311
Sky Network Television Ltd.	1,409,879	3,498,858
SKYCITY Entertainment Group Ltd.	2,337,161	7,079,237
Trade Me Group Ltd.	1,387,968	5,692,240
Xero Ltd.[b]	254,255	5,028,758
Z Energy Ltd.	1,132,287	6,570,735

		101,920,612
NORWAY — 1.62%
Akastor ASA[a,b]	897,746	1,817,898
Aker ASA Class A	89,629	3,380,343
Aker BP ASA	387,725	7,282,050
Aker Solutions ASA[a,b]	536,084	2,671,125
Atea ASA	284,328	3,472,505
Austevoll Seafood ASA	426,582	3,779,171
Bakkafrost P/Fa	153,893	6,016,345
Borregaard ASA	389,143	4,851,113
BW LPG Ltd.[a,d]	511,970	2,295,681
DNO ASA[a,b]	2,716,656	3,149,387
Entra ASA[d]	236,451	3,127,184
Europris ASA[d]	551,203	2,574,150
Frontline Ltd./Bermuda[a]	250,718	1,446,926
Hexagon Composites ASA[a,b]	471,379	1,664,449
Hoegh LNG Holdings Ltd.[a]	187,894	2,092,626
IDEX ASA[a,b]	1,693,211	1,682,196
Kongsberg Automotive ASA[b]	2,548,526	2,680,316
Leroy Seafood Group ASA	978,450	5,650,476
Nordic Nanovector ASA[a,b]	66,129	701,764
Nordic Semiconductor ASA[a,b]	596,686	2,937,592
Norwegian Air Shuttle ASA[a,b]	127,301	3,117,516
Norwegian Property ASA	1,131,728	1,425,152
Ocean Yield ASA[a]	189,967	1,610,827
Opera Software ASA[a]	553,356	2,276,061
Petroleum Geo-Services ASA[a,b]	1,022,174	2,223,805
Protector Forsikring ASA[a]	255,128	2,486,250

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Salmar ASA	184,295	$4,769,829
Scatec Solar ASA[a,d]	310,685	1,812,663
Seadrill Ltd.[a,b]	1,221,575	459,169
Selvaag Bolig ASA	212,540	981,815
Sparebank 1 Nord Norge	320,687	2,384,433
SpareBank 1 SMN	822,160	8,272,170
Stolt-Nielsen Ltd.[a]	187,142	2,842,160
Storebrand ASA	1,667,670	13,856,093
Subsea 7 SA	859,830	12,666,643
TGS Nopec Geophysical Co. ASA	388,434	8,170,417
Thin Film Electronics ASA[a,b]	4,070,844	2,019,605
Wallenius Wilhelmsen Logistics[b]	351,144	2,190,928
XXL ASA[d]	449,185	4,348,932

		141,187,765
PORTUGAL — 0.39%
Altri SGPS SA	270,485	1,224,584
Banco Comercial Portugues SAa,b	35,575,770	10,125,246
CTT-Correios de Portugal SA	530,615	3,448,907
Mota-Engil SGPS SAa	400,242	1,123,088
Navigator Co. SA (The)	1,259,737	5,406,240
NOS SGPS SA	928,148	5,887,264
REN – Redes Energeticas Nacionais SGPS SA	706,284	2,281,623
Sonae SGPS SA	3,810,821	4,367,157

		33,864,109
SINGAPORE — 1.51%
Asian Pay Television Trust[a]	7,725,800	3,273,162
Boustead Singapore Ltd.	2,396,800	1,677,689
CapitaLand Retail China Trust	2,184,880	2,672,341
CDL Hospitality Trusts[a]	4,231,700	4,988,742
COSCO Shipping International Singapore Co. Ltd.[a,b]	4,406,000	990,149
CWT Ltd.[a]	548,300	836,267
ESR REIT[a]	7,196,500	2,995,890
Ezion Holdings Ltd.[a,b]	6,606,244	1,168,213
Far East Hospitality Trust	4,247,600	2,096,885
First REIT	3,665,300	3,645,856
First Resources Ltd.	1,829,600	2,520,890
Frasers Centrepoint Trust	2,113,200	3,269,761
Frasers Commercial Trust	3,523,500	3,634,615
Hyflux Ltd.[a]	3,055,700	1,080,707
Indofood Agri Resources Ltd.	2,255,000	822,447
Japfa Ltd.[a]	2,333,100	997,051

Security	Shares	Value
Keppel DC REIT[a]	2,154,538	$2,031,984
Keppel REIT[a]	4,940,700	4,222,821
Lippo Malls Indonesia Retail Trust[a]	7,904,700	2,679,165
M1 Ltd./Singapore[a]	1,405,000	1,868,571
Mapletree Commercial Trust	4,722,335	5,584,547
Mapletree Greater China Commercial Trust[a]	7,833,800	6,406,954
Mapletree Industrial Trust	6,351,160	8,680,667
Mapletree Logistics Trust	7,054,700	6,237,577
Midas Holdings Ltd.[a,b]	7,207,100	1,088,606
Noble Group Ltd.[a,b]	4,373,540	1,208,427
OUE Hospitality Trust[a]	2,974,233	1,654,543
OUE Ltd.	837,800	1,234,601
Parkway Life REIT	1,340,100	2,675,855
Raffles Medical Group Ltd.[a]	3,030,200	2,869,000
RHT Health Trust	2,404,600	1,576,845
Sheng Siong Group Ltd.[a]	2,691,200	1,873,846
SIIC Environment Holdings Ltd.[a]	4,971,060	1,776,425
Silverlake Axis Ltd.	3,586,440	1,532,667
Singapore Post Ltd.[a]	6,350,200	6,152,751
Soilbuild Business Space REIT	7,532,940	3,940,751
Starhill Global REIT[a]	5,082,500	2,920,977
United Engineers Ltd.	1,546,800	2,986,012
Venture Corp. Ltd.	1,278,500	12,406,311
Wing Tai Holdings Ltd.	3,814,600	5,733,705
Yanlord Land Group Ltd.	2,823,100	3,764,965
Yoma Strategic Holdings Ltd.[a]	4,303,800	1,886,797

		131,666,035
SPAIN — 2.42%
Abengoa SA Class Ba,b	68,286,494	1,046,628
Acciona SA	90,535	7,712,024
Acerinox SA	548,584	7,030,508
Almirall SAa	267,811	2,582,830
Applus Services SA	438,814	5,639,245
Atresmedia Corp. de Medios de Comunicacion SA	345,800	4,044,368
Axiare Patrimonio SOCIMI SA	260,666	4,848,058
Bolsas y Mercados Espanoles SHMSF SA	85,176	3,114,103
Cellnex Telecom SAa,d	545,437	12,218,340
Cia. de Distribucion Integral Logista Holdings SA	137,383	3,539,146
CIE Automotive SA	164,689	4,063,945
Codere SA/Spain[a,b]	4,227,360	2,242,827

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Construcciones y Auxiliar de Ferrocarriles SA	112,647	$4,992,361
Corp Financiera Alba SA	48,737	3,042,557
Ebro Foods SA	347,667	8,288,170
Ence Energia y Celulosa SA	571,702	2,426,533
Euskaltel SAd	390,512	3,975,213
Faes Farma SA	1,524,155	4,815,905
Fomento de Construcciones y Contratas SAb	247,533	2,721,714
Grupo Catalana Occidente SA	183,586	8,142,774
Hispania Activos Inmobiliarios SOCIMI SA	471,983	8,480,576
Indra Sistemas SAa,b	486,359	7,508,903
Inmobiliaria Colonial SA	801,339	7,462,811
Lar Espana Real Estate SOCIMI SA	378,656	3,785,774
Let’s GOWEX SAa,b,c	51,450	1
Liberbank SAb	1,926,580	2,219,196
Mediaset Espana Comunicacion SA	656,933	8,248,685
Melia Hotels International SA	377,131	5,831,423
Merlin Properties SOCIMI SA	998,027	13,390,555
Miquel y Costas & Miquel SA	58,377	2,150,829
NH Hotel Group SA	866,688	5,752,879
Papeles y Cartones de Europa SA	586,110	5,127,398
Pharma Mar SAa,b	1,046,106	4,748,434
Promotora de Informaciones SAa,b	397,801	1,502,700
Prosegur Cia. de Seguridad SA	951,592	6,495,960
Saeta Yield SA	346,510	3,962,794
Talgo SAa,d	398,758	2,298,495
Tecnicas Reunidas SAa	111,576	3,941,841
Telepizza Group SAb,d	541,217	3,190,476
Tubacex SAb	948,625	3,690,817
Viscofan SA	133,482	7,930,144
Zardoya Otis SA	679,451	7,105,519

		211,313,459
SWEDEN — 5.26%
AAK AB	95,337	7,036,202
AF AB Class B	224,570	4,911,137
Alimak Group ABa,d	150,958	2,612,683
Avanza Bank Holding AB	86,167	3,548,282
Axfood AB	404,527	6,801,253
Bergman & Beving AB Class B	124,962	1,544,829

Security	Shares	Value
Betsson AB	423,821	$4,068,426
Bilia AB Class A	285,312	2,751,168
BillerudKorsnas AB	607,462	9,589,865
BioGaia AB Class B	68,050	2,532,195
Bonava AB Class B	361,433	6,313,533
Bravida Holding ABd	455,613	3,410,458
Bure Equity AB	266,231	3,266,567
Byggmax Group ABa	299,439	2,415,413
Castellum AB	785,590	12,188,272
Clas Ohlson AB Class B	202,796	4,161,692
Cloetta AB Class B	902,383	3,223,972
Collector ABa,b	121,090	1,438,580
Com Hem Holding AB	579,313	8,450,799
Dometic Group ABd	994,773	8,393,230
Duni AB	193,524	2,799,131
Dustin Group ABd	279,607	2,341,854
Elekta AB Class B	1,349,111	12,967,330
Eltel ABa,b,d	542,249	1,722,798
Evolution Gaming Group ABd	112,325	6,927,753
Fabege AB	755,112	14,889,309
Fastighets AB Balder Class Bb	317,277	8,060,331
Fingerprint Cards AB Class Ba,b	1,295,276	6,052,804
Granges AB	288,642	3,184,712
Gunnebo AB	382,294	2,032,209
Haldex ABb	150,485	2,004,532
Hansa Medical ABb	71,175	1,627,802
Hemfosa Fastigheter AB	433,661	5,310,157
Hexpol AB	1,027,015	10,493,542
Hoist Finance ABa,d	294,120	3,254,244
Holmen AB Class B	185,713	8,370,694
Hufvudstaden AB Class A	346,081	6,015,414
Indutrade AB	296,247	7,299,006
Intrum Justitia ABa	354,495	11,516,962
Investment AB Oresund	149,665	2,659,687
Inwido AB	182,216	2,286,415
ITAB Shop Concept AB Class B	179,040	1,543,820
JM AB	290,284	10,170,105
KappAhl AB	306,506	1,743,008
Kindred Group PLC	862,434	9,579,579
Kungsleden AB	889,917	5,841,798
Lindab International AB	339,736	3,565,757
Loomis AB Class B	278,231	10,318,801
Mekonomen AB	93,192	1,958,529
Modern Times Group MTG AB Class B	196,340	6,815,667

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Mycronic ABa	288,501	$3,004,829
NCC AB Class B	365,839	9,506,599
NetEnt AB	676,159	6,511,616
New Wave Group AB Class B	269,923	1,877,003
Nibe Industrier AB Class B	1,798,008	17,126,426
Nobia AB	530,412	5,439,165
Nolato AB Class B	79,834	3,498,699
Nordax Group ABd	380,018	2,081,183
Oriflame Holding AG	184,639	7,075,996
Pandox AB	239,176	4,296,212
Peab AB	885,746	10,380,542
Probi ABa	16,132	737,891
Ratos AB Class B	716,210	3,417,670
RaySearch Laboratories ABb	103,158	2,525,053
Recipharm AB Class Ba	195,259	2,341,452
Rezidor Hotel Group AB	583,763	2,244,396
Saab AB	225,279	10,435,347
SAS ABa,b	730,362	1,742,601
SkiStar AB	145,883	3,237,216
SSAB AB Class Ab	699,170	3,525,648
SSAB AB Class Bb	2,018,637	8,320,057
Svenska Cellulosa AB SCA Class B	2,203,009	18,206,236
Sweco AB Class B	264,021	6,439,736
Swedish Orphan Biovitrum ABa,b	596,398	9,068,674
Tethys Oil AB	224,280	1,615,061
Thule Group ABd	308,759	6,000,323
Tobii ABa,b	380,874	1,704,482
Trelleborg AB Class B	813,886	19,137,120
Vitrolife AB	58,764	4,751,072
Wallenstam AB Class B	583,590	5,930,375
Wihlborgs Fastigheter AB	209,806	5,094,034

		459,285,020
SWITZERLAND — 4.87%
Allreal Holding AG Registered	55,181	10,059,945
ams AGa	247,173	17,868,391
Arbonia AG Registered[a,b]	148,100	2,824,315
Aryzta AGa	231,398	7,453,853
Ascom Holding AG Registered	226,719	4,499,838
Autoneum Holding AG	16,177	3,896,497
Banque Cantonale Vaudoise Registered	9,210	6,677,095
Basilea Pharmaceutica AG Registered[a,b]	40,190	3,584,339
BKW AG	69,366	3,961,307

Security	Shares	Value
Bobst Group SA Registered	36,653	$4,091,339
Bossard Holding AG	21,132	4,577,487
Bucher Industries AG Registered	23,259	7,774,294
Burckhardt Compression Holding AGa	14,050	4,182,891
Cembra Money Bank AG	81,883	7,362,129
Clariant AG Registered	947,206	22,088,547
Comet Holding AG Registered	35,324	5,052,300
COSMO Pharmaceuticals NV	27,591	4,420,966
Daetwyler Holding AG Bearer	29,031	4,757,010
dormakaba Holding AG Class B	14,215	12,699,725
EFG International AGa	309,224	2,304,317
Emmi AG	9,210	6,505,275
Flughafen Zurich AG	74,418	19,027,746
Forbo Holding AG Registered	4,920	7,480,582
GAM Holding AG	672,391	10,627,520
Georg Fischer AG Registered	14,930	17,021,299
Helvetia Holding AG Registered	19,714	11,043,600
Huber & Suhner AG Registered	64,211	4,588,639
Idorsia Ltd.[b]	175,187	3,286,402
Implenia AG Registered	51,534	3,821,586
Inficon Holding AG Registered	6,966	3,830,091
Intershop Holdings AG	7,232	3,584,706
Kardex AG Bearer	26,804	2,961,400
Komax Holding AG Registered	19,714	5,772,094
Kudelski SA Bearer	203,430	3,246,952
Leonteq AGa,b	36,665	2,074,840
Logitech International SA Registered	526,321	19,174,155
Meyer Burger Technology AGa,b	2,413,203	3,801,698
Mobilezone Holding AG	246,634	3,578,666
Mobimo Holding AG Registered	24,677	7,058,975
Molecular Partners AGa,b	55,265	1,557,971
Newron Pharmaceuticals SpA[a,b]	67,113	1,328,557
OC Oerlikon Corp. AG Registered	599,671	8,794,470
Panalpina Welttransport Holding AG Registered[a]	52,952	6,722,931
PSP Swiss Property AG Registered	129,216	11,785,260
Rieter Holding AG Registered	18,296	4,247,607
Santhera Pharmaceuticals Holding AGa,b	32,188	2,398,629
Schmolz + Bickenbach AG Registered[b]	2,285,058	2,107,790

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Schweiter Technologies AG Bearer	3,490	$4,604,622
SFS Group AG	46,595	5,312,173
Siegfried Holding AG Registered	12,683	3,697,045
St Galler Kantonalbank AG Registered	9,796	4,373,350
Sulzer AG Registered	34,951	3,930,335
Sunrise Communications Group AGd	123,544	9,757,012
Swissquote Group Holding SA Registered	73,506	2,121,721
Tecan Group AG Registered	50,110	9,369,170
Temenos Group AG Registered	228,824	22,174,477
u-blox Holding AG	27,513	5,477,792
Valiant Holding AG Registered	67,756	8,005,580
Valora Holding AG Registered	19,714	6,558,733
VAT Group AGd	62,768	8,274,954
Vontobel Holding AG Registered	95,269	6,353,900
VZ Holding AG	10,004	3,229,772
Ypsomed Holding AGa	15,486	2,423,575
Zehnder Group AG	55,097	1,938,688

		425,168,925
UNITED KINGDOM — 18.57%
888 Holdings PLC	726,176	2,465,187
AA PLC	2,571,172	8,281,047
Abcam PLC	726,301	9,833,718
Acacia Mining PLC	800,973	1,839,487
Advanced Medical Solutions Group PLC[a]	1,378,744	5,412,103
Aggreko PLC	903,186	10,103,218
Aldermore Group PLC[b]	940,801	2,693,942
Allied Minds PLC[a,b]	1,087,825	2,323,297
Amec Foster Wheeler PLC	1,480,465	8,661,959
Amerisur Resources PLC[a,b]	5,107,422	1,212,006
AO World PLC[a,b]	1,052,131	1,633,283
Arrow Global Group PLC	834,915	4,807,351
Ascential PLC	480,642	2,274,819
Ashmore Group PLC	1,351,947	6,416,421
ASOS PLC[b]	190,694	14,525,973
Assura PLC	5,208,914	4,401,857
AVEVA Group PLC	262,078	6,854,928
B&M European Value Retail SA	2,455,595	11,654,400
Balfour Beatty PLC	2,411,515	8,393,142

Security	Shares	Value
BBA Aviation PLC	3,760,047	$14,856,301
Beazley PLC	1,826,165	12,338,562
Bellway PLC	485,194	20,405,008
Berendsen PLC	722,724	12,148,239
BGEO Group PLC	146,811	6,671,609
Big Yellow Group PLC	541,107	5,528,605
Bodycote PLC	786,879	9,440,174
boohoo.com PLC[b]	2,542,516	7,893,785
Booker Group PLC	5,994,067	15,211,884
Bovis Homes Group PLC	553,679	7,379,720
Brewin Dolphin Holdings PLC	1,100,869	5,210,276
Britvic PLC	881,349	8,296,154
BTG PLC[b]	1,483,064	12,884,750
Burford Capital Ltd.	558,931	8,009,740
Cairn Energy PLC[b]	2,153,053	5,100,743
Cairn Homes PLC[b]	2,642,816	4,876,355
Cape PLC	704,767	2,425,028
Capital & Counties Properties PLC[a]	2,978,710	11,294,000
Card Factory PLC	1,272,855	5,146,635
Carillion PLC[a]	1,521,211	1,139,117
Centamin PLC	4,335,103	9,487,203
Chemring Group PLC	1,455,852	3,435,587
Chesnara PLC	734,558	3,704,147
Cineworld Group PLC	738,096	6,709,309
Clinigen Healthcare Ltd.[b]	375,522	4,960,595
Close Brothers Group PLC	556,515	11,298,695
Conviviality PLC	819,311	4,155,833
Costain Group PLC	432,342	2,678,897
Countrywide PLC[a]	867,224	1,766,406
Crest Nicholson Holdings PLC	931,341	6,605,743
CVS Group PLC	258,478	4,395,861
CYBG PLC[a,b]	2,955,706	10,411,861
Daily Mail & General Trust PLC Class A NVS	1,060,734	8,900,934
Dairy Crest Group PLC	766,327	5,996,054
Dart Group PLC	561,041	3,596,540
De La Rue PLC	513,799	4,518,037
Debenhams PLC	5,190,053	2,942,191
Dechra Pharmaceuticals PLC	337,041	7,886,999
Derwent London PLC	365,130	13,709,391
DFS Furniture PLC	381,225	1,065,486
Dialight PLC[a,b]	163,194	1,947,078
Dignity PLC	223,782	7,514,235
Diploma PLC	433,804	6,176,579

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Domino’s Pizza Group PLC	2,023,506	$7,106,723
Drax Group PLC	1,527,134	6,410,337
DS Smith PLC	3,123,667	19,882,119
Dunelm Group PLC	437,982	3,476,029
EI Group PLC[b]	2,393,017	4,495,638
Electrocomponents PLC	1,945,272	15,900,204
Elementis PLC	1,662,707	6,497,175
EMIS Group PLC	283,284	3,544,206
Empiric Student Property PLC	2,069,962	2,995,005
Entertainment One Ltd.	1,484,522	4,671,644
Equiniti Group PLC[d]	1,242,569	4,308,310
Essentra PLC	954,712	6,740,041
esure Group PLC	1,180,730	4,613,807
Evraz PLC[b]	1,219,955	3,827,819
Faroe Petroleum PLC[b]	1,288,576	1,490,692
Fenner PLC	839,122	3,813,819
Ferrexpo PLC	999,200	3,140,432
Fevertree Drinks PLC	341,184	9,666,199
FirstGroup PLC[b]	4,417,633	6,726,704
Foxtons Group PLC[a]	1,217,099	1,444,106
Galliford Try PLC	308,544	5,515,787
Genus PLC	230,114	5,245,280
Go-Ahead Group PLC	191,436	4,530,214
Gocompare.Com Group PLC[b]	1,574,263	2,350,424
Grafton Group PLC[a]	864,561	8,759,316
Grainger PLC	1,369,032	4,741,375
Great Portland Estates PLC	1,111,216	8,819,128
Greencore Group PLC	2,898,227	8,551,123
Greene King PLC	1,164,214	10,513,663
Greggs PLC	463,570	6,722,622
GVC Holdings PLC	1,040,244	10,539,251
Halfords Group PLC	848,488	3,727,189
Halma PLC	1,552,177	22,488,972
Hansteen Holdings PLC	2,308,671	3,865,418
Hays PLC	5,108,457	11,233,535
Helical PLC	488,460	2,221,666
Hiscox Ltd.	1,167,095	19,971,541
Hochschild Mining PLC	1,130,626	4,716,134
Homeserve PLC	1,128,777	10,788,892
Howden Joinery Group PLC	2,326,087	13,029,968
Hunting PLC[b]	521,989	3,218,544
Hurricane Energy PLC[a,b]	134,511	53,200
Ibstock PLC[d]	1,171,101	3,936,998
IG Group Holdings PLC	1,496,528	12,557,811
Imagination Technologies Group PLC[a,b]	1,347,163	2,566,366

Security	Shares	Value
Inchcape PLC	1,411,820	$14,946,020
Indivior PLC	2,772,691	14,036,647
Informa PLC	2,949,231	27,041,862
Intermediate Capital Group PLC	1,095,003	13,100,643
International Personal Finance PLC	1,140,481	2,856,751
Interserve PLC	647,661	1,927,552
iomart Group PLC	624,987	2,603,687
ITE Group PLC	1,610,262	3,826,507
IWG PLC	2,727,460	11,794,048
J D Wetherspoon PLC[a]	502,855	6,781,864
J Sainsbury PLC	1	3
JD Sports Fashion PLC	1,552,374	7,324,681
Jimmy Choo PLC[b]	885,428	2,667,289
John Laing Group PLC[d]	1,395,577	5,747,719
John Menzies PLC	441,338	4,084,502
John Wood Group PLC	1,253,080	10,085,447
Jupiter Fund Management PLC	1,317,520	9,275,325
Just Eat PLC[b]	2,065,156	16,893,721
Just Group PLC	2,276,213	4,414,243
Kainos Group PLC	404,253	1,545,546
KAZ Minerals PLC[b]	853,305	8,077,173
Kcom Group PLC	3,365,183	4,070,478
Keller Group PLC	303,906	3,525,759
Kier Group PLC	332,334	5,647,528
Ladbrokes Coral Group PLC	4,054,337	6,761,469
Laird PLC	1,966,397	3,875,637
Lancashire Holdings Ltd.	719,740	6,898,278
LondonMetric Property PLC	2,279,386	5,057,462
Lonmin PLC[a,b]	1,257,603	1,371,963
Lookers PLC	1,619,776	2,348,975
Majestic Wine PLC[a]	380,746	1,605,006
Man Group PLC	6,129,302	12,928,903
Marshalls PLC	822,985	4,158,737
Marston’s PLC	2,965,692	4,535,391
McCarthy & Stone PLC[d]	464,418	1,039,014
Melrose Industries PLC	6,864,570	21,031,979
Metro Bank PLC[b]	219,122	10,463,214
Micro Focus International PLC	830,460	24,447,706
Mitchells & Butlers PLC	1,030,475	3,284,917
Mitie Group PLC[a]	1,348,461	4,732,353
Moneysupermarket.com Group PLC	2,034,657	8,908,216
Morgan Advanced Materials PLC	1,322,307	5,219,330

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
N Brown Group PLC	734,173	$3,023,710
National Express Group PLC	1,730,540	8,306,785
NCC Group PLC[a]	667,982	1,708,430
NewRiver REIT PLC	866,187	4,031,039
NEX Group PLC	1,170,174	10,297,514
NMC Health PLC	190,155	5,673,133
Northgate PLC	579,037	3,295,483
Ocado Group PLC[a,b]	2,058,727	8,172,223
OneSavings Bank PLC	569,752	2,968,475
Ophir Energy PLC[b]	2,626,212	2,527,454
Oxford Instruments PLC	251,224	3,474,300
P2P Global Investments PLC/Fund	343,782	4,008,775
Pagegroup PLC	1,226,415	7,917,685
Pantheon Resources PLC[a,b]	1,140,685	699,277
Paragon Group of Companies PLC (The)	1,105,439	6,310,349
Paysafe Group PLC[b]	1,735,839	13,501,814
Pennon Group PLC	1,419,436	15,064,072
Petra Diamonds Ltd.[b]	2,096,790	2,639,909
Pets at Home Group PLC[a]	1,594,093	3,415,055
Phoenix Group Holdings	1,351,707	13,587,923
Playtech PLC	932,488	11,807,863
Plus500 Ltd.	348,931	2,902,683
Polypipe Group PLC	850,677	4,499,417
Premier Foods PLC[a,b]	4,306,683	2,228,503
Primary Health Properties PLC[a]	2,606,656	3,977,731
Purplebricks Group PLC[a,b]	693,167	4,386,416
PZ Cussons PLC	932,492	4,458,855
QinetiQ Group PLC	2,270,338	7,219,357
Rathbone Brothers PLC	91,352	3,220,402
Redde PLC	1,270,450	2,512,346
Redefine International PLC/Isle of Man	6,787,824	3,438,996
Redrow PLC	1,000,867	7,811,398
Renewi PLC	2,688,506	3,260,840
Renishaw PLC	140,708	7,735,449
Rentokil Initial PLC	7,024,962	26,913,505
Restaurant Group PLC (The)	890,709	3,926,746
Restore PLC[a]	507,724	3,192,837
Rightmove PLC	376,466	20,884,889
Rotork PLC	2,993,488	9,136,065
RPC Group PLC	1,417,786	16,747,476
RPS Group PLC	996,507	3,589,808
SafeCharge International Group Ltd.[a]	598,710	2,210,066

Security	Shares	Value
Safestore Holdings PLC	760,132	$4,232,954
Saga PLC	3,668,538	10,093,601
Savills PLC	504,718	6,081,709
Scapa Group PLC	590,070	3,732,065
Schroder REIT Ltd.	3,409,558	2,786,894
Senior PLC	1,577,545	5,166,114
Serco Group PLC[b]	3,956,602	5,789,966
Shaftesbury PLC	1,041,851	13,501,742
Sirius Minerals PLC[a,b]	14,782,494	5,885,527
Softcat PLC	550,493	2,902,969
SolGold PLC[b]	770,014	403,521
Sophos Group PLC[d]	1,172,942	6,981,761
Sound Energy PLC[a,b]	2,489,074	1,304,384
Spectris PLC	421,627	13,673,957
Spirax-Sarco Engineering PLC	241,561	17,706,482
Spire Healthcare Group PLC[d]	1,128,093	5,130,913
Sports Direct International PLC[a,b]	1,009,233	5,044,010
SSP Group PLC	2,015,986	13,541,363
ST Modwen Properties PLC	776,884	3,671,775
Stagecoach Group PLC	1,492,025	3,546,521
Stobart Group Ltd.	1,475,090	5,361,496
Stock Spirits Group PLC	1,001,005	2,157,668
SuperGroup PLC	206,470	4,077,551
Synthomer PLC	897,746	5,811,198
TalkTalk Telecom Group PLC[a]	665,868	1,580,125
Ted Baker PLC	135,881	4,512,504
Telecom Plus PLC	282,874	4,277,471
Telford Homes PLC[a]	412,035	2,164,677
Telit Communications PLC[a]	628,194	2,258,859
Thomas Cook Group PLC	6,033,188	8,741,284
TP ICAP PLC	1,933,340	12,410,197
Tritax Big Box REIT PLC	4,416,460	8,722,014
Tullow Oil PLC[a,b]	4,667,305	10,343,430
UBM PLC	1,300,940	12,434,432
UDG Healthcare PLC	1,196,482	13,360,424
Ultra Electronics Holdings PLC	288,157	7,966,330
UNITE Group PLC (The)	967,293	8,556,797
Vectura Group PLC[a,b]	3,236,279	4,868,131
Vedanta Resources PLC	207,481	2,104,833
Vesuvius PLC	1,059,491	7,591,498
Victrex PLC	295,162	7,669,689
Virgin Money Holdings UK PLC	855,607	3,220,410
WH Smith PLC	498,600	11,568,995
William Hill PLC	1,577,457	5,209,499

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Workspace Group PLC	465,155	$5,611,119
ZPG PLC[d]	1,177,685	5,634,388

		1,622,345,755

TOTAL COMMON STOCKS
(Cost: $7,168,796,672)		8,686,641,698

PREFERRED STOCKS — 0.31%

GERMANY — 0.31%
Biotest AG, Preference Shares	98,105	2,654,531
Draegerwerk AG & Co. KGaA, Preference Shares	25,386	2,720,647
Jungheinrich AG, Preference Shares	177,914	7,043,765
Sartorius AG, Preference Shares[a]	132,761	12,514,197
Sixt SE, Preference Shares	42,341	2,395,664

		27,328,804

TOTAL PREFERRED STOCKS
(Cost: $17,363,649)		27,328,804

WARRANTS — 0.00%

SINGAPORE — 0.00%
Ezion Holdings Ltd. (Expires 04/24/20)[b]	2	—

		—
SPAIN — 0.00%
Abengoa SA (Expires 03/31/25)[a,b]	3,171,918	37,397

		37,397

TOTAL WARRANTS
(Cost: $0)		37,397

SHORT-TERM INVESTMENTS — 7.49%

MONEY MARKET FUNDS — 7.49%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	650,750,606	650,945,831
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	3,210,705	3,210,705

		654,156,536

TOTAL SHORT-TERM INVESTMENTS
(Cost: $654,052,557)		654,156,536

Value
TOTAL INVESTMENTS IN SECURITIES — 107.22%
(Cost: $7,840,212,878)[h]	$9,368,164,435
Other Assets, Less Liabilities — (7.22)%	(630,692,380)

NET ASSETS — 100.00%	$8,737,472,055

NVS	— Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $7,964,192,094. Net unrealized appreciation was $1,403,972,341, of which $1,868,911,966 represented gross unrealized appreciation on securities and $464,939,625 represented gross unrealized depreciation on securities.

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE SMALL-CAP ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$8,686,467,552	$—	$174,146	$8,686,641,698
Preferred stocks	27,328,804	—	—	27,328,804
Warrants	—	37,397	—	37,397
Money market funds	654,156,536	—	—	654,156,536

Total	$9,367,952,892	$37,397	$174,146	$9,368,164,435

See notes to financial statements.

SCHEDULES OF INVESTMENTS	117

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$2,368,541	$2,429,125	$77,841,935

Total cost of investments	$2,368,541	$2,429,125	$77,841,935

Investments in securities, at fair value[a] (Note 1):
Affiliated (Note 2)	$2,747,174	$2,738,768	$87,459,030

Total fair value of investments	2,747,174	2,738,768	87,459,030
Cash pledged to broker	—	—	1,660,000
Receivables:
Investment securities sold	13,364	21,045	1,403,673
Dividends and interest	1	1	2,568
Unrealized appreciation on forward currency contracts (Note 1)	7,995	11,447	814,075

Total Assets	2,768,534	2,771,261	91,339,346

LIABILITIES
Payables:
Investment securities purchased	—	—	68,919
Collateral for securities on loan (Note 1)	—	—	970,000
Due to custodian	—	—	1,547,756
Unrealized depreciation on forward currency contracts (Note 1)	25,363	40,673	2,782,439
Investment advisory fees (Note 2)	69	69	2,204

Total Liabilities	25,432	40,742	5,371,318

NET ASSETS	$2,743,102	$2,730,519	$85,968,028

Net assets consist of:
Paid-in capital	$2,428,317	$2,489,857	$81,583,471
Undistributed net investment income	—	—	574
Accumulated net realized loss	(46,479)	(39,755)	(3,264,748)
Net unrealized appreciation	361,264	280,417	7,648,731

NET ASSETS	$2,743,102	$2,730,519	$85,968,028

Shares outstanding[b]	100,000	100,000	3,400,000

Net asset value per share	$27.43	$27.31	$25.28

[a]	Securities on loan with values of $ —, $ — and $942,400, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$—	$6,365,360,096
Affiliated (Note 2)	4,046,595,575	9,293,457	174,106,679

Total cost of investments	$4,046,595,575	$9,293,457	$6,539,466,775

Investments in securities, at fair value[a] (Note 1):
Unaffiliated	$—	$—	$7,224,386,487
Affiliated (Note 2)	4,317,235,636	10,060,832	179,383,059

Total fair value of investments	4,317,235,636	10,060,832	7,403,769,546
Foreign currency, at value[b]	—	—	8,117,345
Cash	2,058,408	—	255,361
Receivables:
Investment securities sold	66,926,466	218,097	879,993
Due from custodian (Note 4)	—	—	1,856,555
Dividends and interest	5,724	5	9,604,103
Unrealized appreciation on forward currency contracts (Note 1)	54,407,514	144,136	—
Capital shares sold	—	—	2,587,821
Capital shares redeemed	450,984	33,035	—
Tax reclaims	—	—	4,319,479
Foreign withholding tax claims (Note 9)	—	—	556,925

Total Assets	4,441,084,732	10,456,105	7,431,947,128

LIABILITIES
Payables:
Investment securities purchased	—	33,978	17,517,809
Collateral for securities on loan (Note 1)	—	—	145,798,848
Due to broker for collateral on forwards	4,570,000	—	—
Unrealized depreciation on forward currency contracts (Note 1)	157,798,843	453,076	—
IRS compliance fee for foreign withholding tax claims (Note 9)	—	—	150,607
Professional fees (Note 9)	—	—	55,569
Investment advisory fees (Note 2)	111,844	318	1,845,372
Proxy fees	—	—	2,846

Total Liabilities	162,480,687	487,372	165,371,051

NET ASSETS	$4,278,604,045	$9,968,733	$7,266,576,077

Net assets consist of:
Paid-in capital	$4,208,028,044	$9,445,127	$6,632,266,308
Undistributed net investment income	—	—	10,987,962
Undistributed net realized gain (accumulated net realized loss)	(96,672,731)	65,171	(241,298,084)
Net unrealized appreciation	167,248,732	458,435	864,619,891

NET ASSETS	$4,278,604,045	$9,968,733	$7,266,576,077

Shares outstanding[c]	152,300,000	350,000	108,200,000

Net asset value per share	$28.09	$28.48	$67.16

[a]	Securities on loan with values of $ —, $ — and $138,940,716, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $7,971,956, respectively.
[c]	No par value, unlimited number of shares authorized

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,570,825,351	$70,020,994,008	$7,186,160,321
Affiliated (Note 2)	62,102,113	414,245,183	654,052,557

Total cost of investments	$2,632,927,464	$70,435,239,191	$7,840,212,878

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,643,755,813	$78,269,568,166	$8,714,007,899
Affiliated (Note 2)	62,106,804	414,302,068	654,156,536

Total fair value of investments	2,705,862,617	78,683,870,234	9,368,164,435
Foreign currency, at value[b]	7,216,060	149,678,086	12,216,078
Foreign currency pledged to broker, at value[b]	—	24,175,552	—
Cash	242,344	—	—
Receivables:
Investment securities sold	678,053	—	—
Due from custodian (Note 4)	240,872	—	12,355
Dividends and interest	4,606,045	69,483,175	10,251,675
Capital shares sold	13,523,665	—	—
Tax reclaims	2,985,902	144,799,774	5,143,818
Foreign withholding tax claims (Note 9)	324,157	47,427,415	1,286,419

Total Assets	2,735,679,715	79,119,434,236	9,397,074,780

LIABILITIES
Payables:
Investment securities purchased	18,968,160	—	5,893,293
Due to custodian	4,053,834	—	—
Collateral for securities on loan (Note 1)	56,530,375	399,333,501	650,845,008
Futures variation margin	—	4,180,520	—
Professional fees (Note 9)	3,242	3,814,332	12,864
Investment advisory fees (Note 2)	636,373	20,520,858	2,848,302
Proxy fees	911	29,858	3,258

Total Liabilities	80,192,895	427,879,069	659,602,725

NET ASSETS	$2,655,486,820	$78,691,555,167	$8,737,472,055

Net assets consist of:
Paid-in capital	$2,765,867,265	$77,662,477,294	$7,341,740,912
Undistributed (distributions in excess of) net investment income	3,623,744	(50,734,376)	(45,755,985)
Accumulated net realized loss	(187,094,014)	(7,174,569,545)	(86,840,564)
Net unrealized appreciation	73,089,825	8,254,381,794	1,528,327,692

NET ASSETS	$2,655,486,820	$78,691,555,167	$8,737,472,055

Shares outstanding[c]	56,400,000	1,178,400,000	146,600,000

Net asset value per share	$47.08	$66.78	$59.60

[a]	Securities on loan with values of $53,782,336, $378,898,216 and $608,437,301, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $7,167,771, $170,914,615 and $12,144,722, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$69,023	$53,173	$1,599,566
Securities lending income — affiliated — net (Note 2)	100	333	21,617

Total investment income	69,123	53,506	1,621,183

EXPENSES
Investment advisory fees (Note 2)	9,645	7,983	165,923
Proxy fees	59	58	1,582

Total expenses	9,704	8,041	167,505
Less investment advisory fees waived (Note 2)	(8,942)	(7,411)	(154,406)

Net expenses	762	630	13,099

Net investment income	68,361	52,876	1,608,084

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	7,240	4,416	(157,516)
In-kind redemptions — affiliated (Note 2)	—	—	832,113
Foreign currency transactions	—	—	(5)
Forward currency contracts	6,915	(17,199)	(3,062,533)

Net realized gain (loss)	14,155	(12,783)	(2,387,941)

Net change in unrealized appreciation/depreciation on:
Investments	366,243	328,924	9,794,003
Forward currency contracts	(14,074)	(25,869)	(1,955,289)

Net change in unrealized appreciation/depreciation	352,169	303,055	7,838,714

Net realized and unrealized gain	366,324	290,272	5,450,773

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$434,685	$343,148	$7,058,857

See notes to financial statements.

FINANCIAL STATEMENTS	121

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF	iShares MSCI ACWI ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$—	$—	$152,474,245
Dividends — affiliated (Note 2)	102,885,410	301,191	401,436
Interest — affiliated (Note 2)	4,412	—	—
Securities lending income — affiliated — net (Note 2)	24,180	—	1,338,598
Foreign withholding tax claims (Note 9)	—	—	556,925

	102,914,002	301,191	154,771,204
Less: Other foreign taxes (Note 1)	—	—	(94,351)
Less: IRS Compliance fee for foreign withholding tax claims (Note 9)	—	—	(150,607)

Total investment income	102,914,002	301,191	154,526,246

EXPENSES
Investment advisory fees (Note 2)	13,948,215	36,681	19,509,275
Proxy fees	91,835	155	145,692
Professional fees (Note 9)	—	—	58,373

Total expenses	14,040,050	36,836	19,713,340
Less investment advisory fees waived (Note 2)	(12,938,875)	(34,277)	—

Net expenses	1,101,175	2,559	19,713,340

Net investment income	101,812,827	298,632	134,812,906

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	—	—	(10,707,185)
Investments — affiliated (Note 2)	(22,614,525)	7,585	342,481
In-kind redemptions — unaffiliated	—	—	63,047,963
In-kind redemptions — affiliated (Note 2)	33,698,984	766,033	250,952
Foreign currency transactions	—	—	(671,252)
Forward currency contracts	28,619,148	300,725	—
Realized gain distributions from affiliated funds	117	3	674

Net realized gain	39,703,724	1,074,346	52,263,633

Net change in unrealized appreciation/depreciation on:
Investments	543,954,332	522,009	841,597,110
Forward currency contracts	(92,853,662)	(281,228)	—
Translation of assets and liabilities in foreign currencies	—	—	387,327

Net change in unrealized appreciation/depreciation	451,100,670	240,781	841,984,437

Net realized and unrealized gain	490,804,394	1,315,127	894,248,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$592,617,221	$1,613,759	$1,029,060,976

[a]	Net of foreign withholding tax of $ —, $ — and $7,916,526, respectively.
[b]	Net of foreign capital gains taxes of $ —, $ — and $841, respectively.

See notes to financial statements.

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares MSCI ACWI ex U.S. ETF	iShares MSCI EAFE ETF	iShares MSCI EAFE Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$60,646,518	$2,027,771,623	$174,919,182
Dividends — affiliated (Note 2)	10,963	315,081	24,086
Securities lending income — affiliated — net (Note 2)	536,149	9,285,769	15,848,327
Foreign withholding tax claims (Note 9)	324,157	354,353	1,286,419

	61,517,787	2,037,726,826	192,078,014
Less: Other foreign taxes (Note 1)	(72,056)	—	—

Total investment income	61,445,731	2,037,726,826	192,078,014

EXPENSES
Investment advisory fees (Note 2)	6,675,996	207,017,531	27,452,513
Proxy fees	46,630	1,528,620	166,822
Professional fees (Note 9)	3,786	65,930	17,320

Total expenses	6,726,412	208,612,081	27,636,655

Net investment income	54,719,319	1,829,114,745	164,441,359

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(21,321,958)	(9,873,399)	5,556,173
Investments — affiliated (Note 2)	6,109	52,718	(3,156)
In-kind redemptions — unaffiliated	35,584,671	468,280,606	92,689,969
Futures contracts	—	92,703,162	—
Foreign currency transactions	(394,694)	(21,912,413)	(540,833)
Realized gain distributions from affiliated funds	25	985	217

Net realized gain	13,874,153	529,251,659	97,702,370

Net change in unrealized appreciation/depreciation on:
Investments	312,551,326	8,725,223,887	1,113,047,081
Futures contracts	—	(26,055,377)	—
Translation of assets and liabilities in foreign currencies	235,724	12,021,475	158,451

Net change in unrealized appreciation/depreciation	312,787,050	8,711,189,985	1,113,205,532

Net realized and unrealized gain	326,661,203	9,240,441,644	1,210,907,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$381,380,522	$11,069,556,389	$1,375,349,261

[a]	Net of foreign withholding tax of $5,645,736, $151,562,421 and $14,954,070, respectively.
[b]	Net of foreign capital gains taxes of $497, $ — and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	123

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Adaptive Currency Hedged MSCI EAFE ETF		iShares Currency Hedged MSCI ACWI ETF
	Year ended July 31, 2017	Period from January 5, 2016[a] to July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$68,361	$48,166	$52,876	$44,258
Net realized gain (loss)	14,155	(60,634)	(12,783)	(36,497)
Net change in unrealized appreciation/depreciation	352,169	9,095	303,055	(75,228)

Net increase (decrease) in net assets resulting from operations	434,685	(3,373)	343,148	(67,467)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,361)	(48,166)	(52,876)	(44,258)
From net realized gain	—	—	—	(32,671)
Return of capital	(61)	(146)	(59)	(35)

Total distributions to shareholders	(68,422)	(48,312)	(52,935)	(76,964)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	4,853,398	1,251,861	—
Cost of shares redeemed	—	(2,424,874)	—	(1,161,637)

Net increase (decrease) in net assets from capital share transactions	—	2,428,524	1,251,861	(1,161,637)

INCREASE (DECREASE) IN NET ASSETS	366,263	2,376,839	1,542,074	(1,306,068)

NET ASSETS
Beginning of period	2,376,839	—	1,188,445	2,494,513

End of period	$2,743,102	$2,376,839	$2,730,519	$1,188,445

SHARES ISSUED AND REDEEMED
Shares sold	—	200,000	50,000	—
Shares redeemed	—	(100,000)	—	(50,000)

Net increase (decrease) in shares outstanding	—	100,000	50,000	(50,000)

[a]	Commencement of operations.

See notes to financial statements.

124	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI ACWI ex U.S. ETF		iShares Currency Hedged MSCI EAFE ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,608,084	$56,334	$101,812,827	$102,595,299
Net realized gain (loss)	(2,387,941)	11,573	39,703,724	(58,527,421)
Net change in unrealized appreciation/depreciation	7,838,714	(241,573)	451,100,670	(333,807,011)

Net increase (decrease) in net assets resulting from operations	7,058,857	(173,666)	592,617,221	(289,739,133)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,607,510)	(56,334)	(101,909,242)	(102,595,299)
From net realized gain	—	(67,219)	(9,358,786)	(28,631,934)
Return of capital	—	(71)	—	—

Total distributions to shareholders	(1,607,510)	(123,624)	(111,268,028)	(131,227,233)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	84,545,872	—	1,719,592,789	1,746,159,085
Cost of shares redeemed	(6,217,397)	—	(1,464,591,469)	(682,100,170)

Net increase in net assets from capital share transactions	78,328,475	—	255,001,320	1,064,058,915

INCREASE (DECREASE) IN NET ASSETS	83,779,822	(297,290)	736,350,513	643,092,549

NET ASSETS
Beginning of year	2,188,206	2,485,496	3,542,253,532	2,899,160,983

End of year	$85,968,028	$2,188,206	$4,278,604,045	$3,542,253,532

Undistributed net investment income included in net assets at end of year	$574	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	3,550,000	—	64,100,000	70,050,000
Shares redeemed	(250,000)	—	(57,600,000)	(28,300,000)

Net increase in shares outstanding	3,300,000	—	6,500,000	41,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	125

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI EAFE Small-Cap ETF		iShares MSCI ACWI ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$298,632	$193,916	$134,812,906	$129,149,137
Net realized gain (loss)	1,074,346	(277,293)	52,263,633	146,797,860
Net change in unrealized appreciation/depreciation	240,781	136,786	841,984,437	(376,927,492)

Net increase (decrease) in net assets resulting from operations	1,613,759	53,409	1,029,060,976	(100,980,495)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(298,914)	(193,916)	(129,943,172)	(148,572,041)
From net realized gain	—	(86,972)	—	—
Return of capital	—	(329)	—	—

Total distributions to shareholders	(298,914)	(281,217)	(129,943,172)	(148,572,041)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,051,956	9,562,437	1,174,695,213	493,923,001
Cost of shares redeemed	(6,746,220)	(3,503,887)	(334,547,691)	(1,237,133,922)

Net increase (decrease) in net assets from capital share transactions	305,736	6,058,550	840,147,522	(743,210,921)

INCREASE (DECREASE) IN NET ASSETS	1,620,581	5,830,742	1,739,265,326	(992,763,457)

NET ASSETS
Beginning of year	8,348,152	2,517,410	5,527,310,751	6,520,074,208

End of year	$9,968,733	$8,348,152	$7,266,576,077	$5,527,310,751

Undistributed net investment income included in net assets at end of year	$—	$—	$10,987,962	$5,597,403

SHARES ISSUED AND REDEEMED
Shares sold	250,000	400,000	19,200,000	8,800,000
Shares redeemed	(250,000)	(150,000)	(5,600,000)	(22,800,000)

Net increase (decrease) in shares outstanding	—	250,000	13,600,000	(14,000,000)

See notes to financial statements.

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI ACWI ex U.S. ETF		iShares MSCI EAFE ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$54,719,319	$55,782,505	$1,829,114,745	$1,716,923,891
Net realized gain (loss)	13,874,153	(56,259,777)	529,251,659	(1,193,603,553)
Net change in unrealized appreciation/depreciation	312,787,050	(212,679,934)	8,711,189,985	(5,155,928,894)

Net increase (decrease) in net assets resulting from operations	381,380,522	(213,157,206)	11,069,556,389	(4,632,608,556)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(54,621,313)	(54,936,333)	(1,836,351,109)	(1,704,075,846)

Total distributions to shareholders	(54,621,313)	(54,936,333)	(1,836,351,109)	(1,704,075,846)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	775,781,938	1,164,954,543	11,015,835,906	5,166,521,634
Cost of shares redeemed	(358,158,010)	(1,009,167,974)	(1,411,237,182)	(435,259,653)

Net increase in net assets from capital share transactions	417,623,928	155,786,569	9,604,598,724	4,731,261,981

INCREASE (DECREASE) IN NET ASSETS	744,383,137	(112,306,970)	18,837,804,004	(1,605,422,421)

NET ASSETS
Beginning of year	1,911,103,683	2,023,410,653	59,853,751,163	61,459,173,584

End of year	$2,655,486,820	$1,911,103,683	$78,691,555,167	$59,853,751,163

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3,623,744	$3,066,556	$(50,734,376)	$(31,642,133)

SHARES ISSUED AND REDEEMED
Shares sold	18,000,000	28,800,000	175,200,000	87,600,000
Shares redeemed	(8,600,000)	(27,600,000)	(24,000,000)	(7,200,000)

Net increase in shares outstanding	9,400,000	1,200,000	151,200,000	80,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	127

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI EAFE Small-Cap ETF
	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$164,441,359	$129,236,771
Net realized gain	97,702,370	44,016,351
Net change in unrealized appreciation/depreciation	1,113,205,532	(94,092,106)

Net increase in net assets resulting from operations	1,375,349,261	79,161,016

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(203,973,579)	(124,440,947)

Total distributions to shareholders	(203,973,579)	(124,440,947)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,816,072,606	1,058,040,222
Cost of shares redeemed	(217,106,866)	(230,578,321)

Net increase in net assets from capital share transactions	1,598,965,740	827,461,901

INCREASE IN NET ASSETS	2,770,341,422	782,181,970

NET ASSETS
Beginning of year	5,967,130,633	5,184,948,663

End of year	$8,737,472,055	$5,967,130,633

Distributions in excess of net investment income included in net assets at end of year	$(45,755,985)	$(16,896,227)

SHARES ISSUED AND REDEEMED
Shares sold	33,600,000	21,200,000
Shares redeemed	(4,000,000)	(5,000,000)

Net increase in shares outstanding	29,600,000	16,200,000

See notes to financial statements.

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Adaptive Currency Hedged MSCI EAFE ETF

	Year ended Jul. 31, 2017	Period from Jan. 5, 2016[a] to Jul. 31, 2016
Net asset value, beginning of period	$23.77	$24.29

Income from investment operations:
Net investment income[b]	0.68	0.48
Net realized and unrealized gain (loss)[c]	3.66	(0.52)

Total from investment operations	4.34	(0.04)

Less distributions from:
Net investment income	(0.68)	(0.48)
Return of capital	(0.00)[d]	(0.00)[d]

Total distributions	(0.68)	(0.48)

Net asset value, end of period	$27.43	$23.77

Total return	18.42%	0.01%[e,f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,743	$2,377
Ratio of expenses to average net assets[g,h]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[g,h]	0.38%	0.38%
Ratio of net investment income to average net assets[h]	2.69%	3.63%
Portfolio turnover rate[i,j]	7%	4%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -0.03%.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. The ratio does not include these indirect fees and expenses.
[h]	Annualized for periods of less than one year.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[j]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 136 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI ACWI ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$23.77	$24.95	$24.42

Income from investment operations:
Net investment income (loss)[b]	0.65	0.47	(0.00)[c]
Net realized and unrealized gain (loss)[d]	3.42	(0.71)	0.53

Total from investment operations	4.07	(0.24)	0.53

Less distributions from:
Net investment income	(0.53)	(0.61)	—
Net realized gain	—	(0.33)	—
Return of capital	(0.00)[c]	(0.00)[c]	—

Total distributions	(0.53)	(0.94)	—

Net asset value, end of period	$27.31	$23.77	$24.95

Total return	17.25%	(0.80)%	2.13%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,731	$1,188	$2,495
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%	0.38%	0.38%
Ratio of net investment income (loss) to average net assets[g]	2.52%	2.03%	(0.04)%
Portfolio turnover rate[h,i]	5%	5%	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 134 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI ACWI ex U.S. ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$21.88	$24.85	$24.34

Income from investment operations:
Net investment income (loss)[b]	0.90	0.56	(0.00)[c]
Net realized and unrealized gain (loss)[d]	3.05	(2.30)	0.51

Total from investment operations	3.95	(1.74)	0.51

Less distributions from:
Net investment income	(0.55)	(0.56)	—
Net realized gain	—	(0.67)	—
Return of capital	—	(0.00)[c]	—

Total distributions	(0.55)	(1.23)	—

Net asset value, end of period	$25.28	$21.88	$24.85

Total return	18.18%	(6.97)%	2.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$85,968	$2,188	$2,485
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%	0.38%	0.38%
Ratio of net investment income (loss) to average net assets[g]	3.68%	2.56%	(0.05)%
Portfolio turnover rate[h,i]	6%	8%	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 135 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI EAFE ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jan. 31, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$24.30	$27.86	$24.77	$23.74

Income from investment operations:
Net investment income[b]	0.74	0.75	1.16	0.62
Net realized and unrealized gain (loss)[c]	3.83	(3.38)	2.63	1.02

Total from investment operations	4.57	(2.63)	3.79	1.64

Less distributions from:
Net investment income	(0.70)	(0.69)	(0.63)	(0.61)
Net realized gain	(0.08)	(0.24)	(0.07)	—
Return of capital	—	—	—	(0.00)[d]

Total distributions	(0.78)	(0.93)	(0.70)	(0.61)

Net asset value, end of period	$28.09	$24.30	$27.86	$24.77

Total return	18.97%	(9.41)%	15.42%	6.86%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,278,604	$3,542,254	$2,899,161	$2,477
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.05%	0.06%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%	0.38%	0.39%	0.39%
Ratio of net investment income to average net assets[g]	2.77%	3.04%	4.16%	4.94%
Portfolio turnover rate[h,i]	10%	10%	16%	4%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 136 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

132	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI EAFE Small-Cap ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Jun. 29, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$23.85	$25.17	$24.37

Income from investment operations:
Net investment income (loss)[b]	0.92	0.55	(0.00)[c]
Net realized and unrealized gain (loss)[d]	4.46	(1.16)	0.80

Total from investment operations	5.38	(0.61)	0.80

Less distributions from:
Net investment income	(0.75)	(0.52)	—
Net realized gain	—	(0.19)	—
Return of capital	—	(0.00)[c]	—

Total distributions	(0.75)	(0.71)	—

Net asset value, end of period	$28.48	$23.85	$25.17

Total return	22.77%	(2.35)%	3.28%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,969	$8,348	$2,517
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.43%	0.43%	0.43%
Ratio of net investment income (loss) to average net assets[g]	3.50%	2.34%	(0.05)%
Portfolio turnover rate[h,i]	13%	9%	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. These ratios do not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 137 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	133

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$58.43	$60.04	$59.53	$52.33	$44.40

Income from investment operations:
Net investment income[a]	1.36 [b]	1.25	1.25	1.40	1.16
Net realized and unrealized gain (loss)[c]	8.66	(1.40)	0.47	7.09	7.88

Total from investment operations	10.02	(0.15)	1.72	8.49	9.04

Less distributions from:
Net investment income	(1.29)	(1.46)	(1.21)	(1.29)	(1.11)

Total distributions	(1.29)	(1.46)	(1.21)	(1.29)	(1.11)

Net asset value, end of year	$67.16	$58.43	$60.04	$59.53	$52.33

Total return	17.31%[b]	(0.13)%	2.91%	16.29%	20.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$7,266,576	$5,527,311	$6,520,074	$5,822,476	$4,049,961
Ratio of expenses to average net assets	0.32%	0.33%	0.33%	0.33%	0.34%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.32%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.21%[b]	2.23%	2.09%	2.46%	2.34%
Portfolio turnover rate[d]	4%	5%	6%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 9), which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.01%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013 were 4%, 5%, 5%, 5% and 5%, respectively. See Note 4.

See notes to financial statements.

134	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI ACWI ex U.S. ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$40.66	$44.18	$47.49	$42.46	$37.35

Income from investment operations:
Net investment income[a]	1.12 [b]	1.06	1.15	1.38	1.15
Net realized and unrealized gain (loss)[c]	6.36	(3.54)	(3.31)	5.12	5.05

Total from investment operations	7.48	(2.48)	(2.16)	6.50	6.20

Less distributions from:
Net investment income	(1.06)	(1.04)	(1.15)	(1.47)	(1.09)

Total distributions	(1.06)	(1.04)	(1.15)	(1.47)	(1.09)

Net asset value, end of year	$47.08	$40.66	$44.18	$47.49	$42.46

Total return	18.62%	(5.52)%	(4.54)%	15.42%	16.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,655,487	$1,911,104	$2,023,411	$1,776,267	$1,604,870
Ratio of expenses to average net assets	0.32%	0.33%	0.33%	0.33%	0.34%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.32%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.62%[b]	2.67%	2.55%	3.00%	2.76%
Portfolio turnover rate[d]	7%	11%	6%	8%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 9), which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Ratio of net investment income to average net assets by 0.02%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2017, July 31,2016, July 31, 2015, July 31, 2014 and July 31, 2013 were 5%, 7%, 4%, 6% and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	135

Financial Highlights (Continued)

iShares MSCI EAFE ETF

(For a share outstanding throughout each period)

	iShares MSCI EAFE ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$58.27	$64.91	$66.89	$60.17	$50.29

Income from investment operations:
Net investment income[a]	1.72	1.73 [b]	1.83 [b]	2.29	1.68
Net realized and unrealized gain (loss)[c]	8.45	(6.69)	(2.11)	6.66	9.96

Total from investment operations	10.17	(4.96)	(0.28)	8.95	11.64

Less distributions from:
Net investment income	(1.66)	(1.68)	(1.70)	(2.23)	(1.76)

Total distributions	(1.66)	(1.68)	(1.70)	(2.23)	(1.76)

Net asset value, end of year	$66.78	$58.27	$64.91	$66.89	$60.17

Total return	17.68%	(7.54)%[b]	(0.41)%[b]	14.89%	23.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$78,691,555	$59,853,751	$61,459,174	$55,102,208	$42,058,837
Ratio of expenses to average net assets	0.32%	0.33%	0.34%	0.33%	0.34%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.32%	0.33%	0.33%	n/a	n/a
Ratio of net investment income to average net assets	2.82%	2.99%[b]	2.84%[b]	3.47%	2.95%
Portfolio turnover rate[d]	2%	3%	2%	5%	3%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 9), which resulted in the following increases for the years ended July 31, 2016 and July 31, 2015, respectively:
•	Net investment income per share by $0.02 and $0.06, respectively.
•	Total return by 0.03% and 0.07%, respectively.
•	Ratio of net investment income to average net assets by 0.04% and 0.08%, respectively.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

136	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Small-Cap ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$51.00	$51.44	$51.45	$44.67	$35.98

Income from investment operations:
Net investment income[a]	1.28 [b]	1.20	1.12	1.09	1.05
Net realized and unrealized gain (loss)[c]	8.83	(0.54)	0.11	6.93	8.96

Total from investment operations	10.11	0.66	1.23	8.02	10.01

Less distributions from:
Net investment income	(1.51)	(1.10)	(1.24)	(1.24)	(1.32)

Total distributions	(1.51)	(1.10)	(1.24)	(1.24)	(1.32)

Net asset value, end of year	$59.60	$51.00	$51.44	$51.45	$44.67

Total return	20.21%[b]	1.35%	2.55%	18.03%	28.21%

Ratios/Supplemental data:
Net assets, end of year (000s)	$8,737,472	$5,967,131	$5,184,949	$4,043,615	$2,179,747
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.40%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.38%[b]	2.44%	2.26%	2.15%	2.53%
Portfolio turnover rate[d]	6%	17%	13%	17%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 9), which resulted in the following increases for the year ended July 31, 2017:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.02%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	137

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI EAFE	Non-diversified
Currency Hedged MSCI ACWI	Non-diversified
Currency Hedged MSCI ACWI ex U.S.	Non-diversified
Currency Hedged MSCI EAFE	Diversified	[a]
Currency Hedged MSCI EAFE Small-Cap	Non-diversified

iShares ETF	Diversification Classification
MSCI ACWI	Diversified
MSCI ACWI ex U.S.	Diversified
MSCI EAFE	Diversified
MSCI EAFE Small-Cap	Diversified

[a]	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

138	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements (Continued)

iSHARES® TRUST

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI EAFE Small-Cap ETF have elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign

140	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements (Continued)

iSHARES® TRUST

borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Currency Hedged MSCI ACWI ex U.S.
JPMorgan Securities LLC	$942,400	$942,400	$—

MSCI ACWI
Barclays Capital Inc.	$928,396	$928,396	$—
BMO Capital Markets	64,924	64,924	—
BNP Paribas New York Branch	172,447	171,359	(1,088)
BNP Paribas Prime Brokerage Inc.	70,090	70,090	—
BNP Paribas Prime Brokerage International Ltd.	4,864,978	4,864,978	—
Citigroup Global Markets Inc.	6,869,607	6,869,607	—
Credit Suisse Securities (USA) LLC	4,043,018	4,043,018	—
Deutsche Bank AG	707,135	707,135	—
Deutsche Bank Securities Inc.	1,993,443	1,993,443	—
Goldman Sachs & Co.	9,251,862	9,251,862	—
HSBC Bank PLC	18,847,059	18,847,059	—
Jefferies LLC	144,803	144,803	—
JPMorgan Securities LLC	11,248,751	11,248,751	—
JPMorgan Securities PLC	334,077	334,077	—
Merrill Lynch, Pierce, Fenner & Smith	6,632,905	6,632,905	—
Morgan Stanley & Co. LLC	29,399,445	29,399,445	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	9,432	9,432	—
National Financial Services LLC	92,338	91,755	(583)
Nomura Securities International Inc.	1,885,042	1,885,042	—
SG Americas Securities LLC	1,767,117	1,767,117	—
State Street Bank & Trust Company	35,841,427	35,841,427	—
UBS AG	553,930	553,930	—
UBS Securities LLC	2,680,920	2,659,196	(21,724)
Wells Fargo Securities LLC	537,570	537,570	—

	$138,940,716	$138,917,321	$(23,395)

142	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI ACWI ex U.S.
Barclays Capital Inc.	$46,634	$46,634	$—
Citigroup Global Markets Inc.	1,888,851	1,888,851	—
Credit Suisse Securities (USA) LLC	2,015,756	2,015,756	—
Deutsche Bank Securities Inc.	1,415,092	1,415,092	—
Goldman Sachs & Co.	23,272,079	23,272,079	—
JPMorgan Securities LLC	218,388	218,388	—
Macquarie Bank Limited	1,060,891	1,060,891	—
Merrill Lynch, Pierce, Fenner & Smith	1,574,277	1,574,277	—
Morgan Stanley & Co. International PLC	341,432	341,432	—
Morgan Stanley & Co. LLC	14,673,601	14,673,601	—
State Street Bank & Trust Company	7,039,523	7,039,523	—
UBS AG	230,902	230,902	—
UBS Securities LLC	4,910	4,910	—

	$53,782,336	$53,782,336	$—

MSCI EAFE
Barclays Capital Inc.	$9,248,943	$9,248,943	$—
Citigroup Global Markets Inc.	16,918,857	16,918,857	—
Credit Suisse Securities (USA) LLC	20,174,997	20,174,997	—
Deutsche Bank Securities Inc.	6,651,010	6,651,010	—
Goldman Sachs & Co.	49,467,185	49,467,185	—
HSBC Bank PLC	2,480,148	2,480,148	—
JPMorgan Securities LLC	23,832,962	23,832,962	—
Macquarie Bank Limited	9,012,666	9,012,666	—
Merrill Lynch, Pierce, Fenner & Smith	21,360,825	21,360,825	—
Morgan Stanley & Co. LLC	189,817,446	189,817,446	—
Nomura Securities International Inc.	4,746,453	4,746,453	—
Scotia Capital (USA) Inc.	589,744	589,744	—
SG Americas Securities LLC	85,120	85,120	—
State Street Bank & Trust Company	18,505,759	18,505,759	—
UBS AG	5,456,804	5,456,804	—
UBS Securities LLC	549,297	549,297	—

	$378,898,216	$378,898,216	$—

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EAFE Small-Cap
Barclays Capital Inc.	$19,077,669	$19,077,669	$—
BMO Capital Markets	1,058,220	1,058,220	—
BNP Paribas Prime Brokerage Inc.	296,471	296,471	—
Citigroup Global Markets Inc.	29,305,217	29,305,217	—
Credit Suisse Securities (USA) LLC	37,617,752	37,617,752	—
Deutsche Bank Securities Inc.	25,534,220	25,534,220	—
Goldman Sachs & Co.	98,458,883	98,458,883	—
HSBC Bank PLC	5,575,904	5,575,904	—
Jefferies LLC	20,544,841	20,544,841	—
JPMorgan Securities LLC	51,088,613	51,088,613	—
Macquarie Bank Limited	14,760,638	14,760,638	—
Merrill Lynch, Pierce, Fenner & Smith	28,629,350	28,629,350	—
Morgan Stanley & Co. LLC	190,987,603	190,987,603	—
Nomura Securities International Inc.	10,380,075	10,380,075	—
Scotia Capital (USA) Inc.	656,242	656,242	—
SEB Securities Inc.	462,683	462,683	—
SG Americas Securities LLC	2,327,805	2,327,805	—
State Street Bank & Trust Company	41,222,375	41,222,375	—
UBS AG	25,463,343	25,463,343	—
UBS Securities LLC	4,960,514	4,960,514	—
Wells Fargo Securities LLC	28,883	28,883	—

	$608,437,301	$608,437,301	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

144	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Adaptive Currency Hedged MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.38%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in the iShares MSCI EAFE ETF (“EFA”), after taking into account any fee waivers by EFA, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI ACWI ETF, BFA is entitled to an annual investment advisory fee of 0.38%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in the iShares MSCI ACWI ETF (“ACWI”), after taking into account any fee waivers by ACWI, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI ACWI ex U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.38%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in the iShares MSCI ACWI ex U.S. ETF (“ACWX”), after taking into account any fee waivers by ACWX, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.38%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in EFA, after taking into account any fee waivers by EFA, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.43%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in the iShares MSCI EAFE Small-Cap ETF (“SCZ”), taking into account any fee waivers by SCZ, plus 0.03%.

For its investment advisory services to each of the iShares MSCI ACWI, iShares MSCI ACWI ex U.S. and iShares MSCI EAFE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion, up to and including $120 billion[a]
0.227	Over $120 billion[a]

[a]	Break level added or amended effective July 1, 2017.

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements (Continued)

iSHARES® TRUST

In addition, each of the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs may incur acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for each of the iShares MSCI ACWI and iShares MSCI ACWI ex U.S. ETFs through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For its investment advisory services to the iShares MSCI EAFE Small-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $12 billion
0.3800	[a]	Over $12 billion, up to and including $18 billion
0.3610	[a]	Over $18 billion, up to and including $24 billion
0.3430	[a]	Over $24 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI EAFE	$36
Currency Hedged MSCI ACWI	89
Currency Hedged MSCI ACWI ex U.S.	6,161
Currency Hedged MSCI EAFE	7,617

iShares ETF	Fees Paid to BTC
MSCI ACWI	$352,211
MSCI ACWI ex U.S.	135,538
MSCI EAFE	2,248,249
MSCI EAFE Small-Cap	3,760,365

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

146	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI ACWI	$37,147,841	$39,088,836
MSCI ACWI ex U.S.	12,044,379	10,095,719
MSCI EAFE	173,618,914	87,304,583
MSCI EAFE Small-Cap	42,299,167	120,875,533

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of July 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Adaptive Currency Hedged MSCI EAFE	1	68%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI EAFE	$187,342	$200,543
Currency Hedged MSCI ACWI	99,475	142,238
Currency Hedged MSCI ACWI ex U.S.	2,664,562	6,583,793
Currency Hedged MSCI EAFE	354,611,119	425,943,954
Currency Hedged MSCI EAFE Small-Cap	1,147,076	1,117,502
MSCI ACWI	331,980,182	246,319,108
MSCI ACWI ex U.S.	203,724,854	146,648,562
MSCI EAFE	3,661,182,259	1,306,078,424
MSCI EAFE Small-Cap	831,319,111	437,034,805

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI ACWI	$1,253,742	$—
Currency Hedged MSCI ACWI ex U.S.	84,023,517	6,292,533
Currency Hedged MSCI EAFE	1,715,424,812	1,466,873,456
Currency Hedged MSCI EAFE Small-Cap	7,117,179	6,837,243
MSCI ACWI	1,107,254,304	314,268,381
MSCI ACWI ex U.S.	684,504,880	316,830,632
MSCI EAFE	9,061,541,484	1,359,599,361
MSCI EAFE Small-Cap	1,420,405,125	208,292,626

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

148	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI EAFE ETF as of July 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[a]	$1,800,342

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation[b]	$5,980,862

[b]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI EAFE ETF during the year ended July 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$92,703,162	$(26,055,377)

NOTES TO FINANCIAL STATEMENTS	149

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI EAFE ETF for the year ended July 31, 2017 :

Average value of contracts purchased	$440,915,831

6.	FORWARD CURRENCY CONTRACTS

Each currency-hedged fund uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held by the Fund or its underlying fund. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of July 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$7,995	$11,447	$814,075

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation		$54,407,514	$144,136

150	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Liabilities
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$25,363	$40,673	$2,782,439

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation		$157,798,843	$453,076

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended July 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Foreign currency contracts	$6,915	$(17,199)	$(3,062,533)

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Foreign currency contracts		$28,619,148	$300,725

NOTES TO FINANCIAL STATEMENTS	151

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Net Change in Unrealized Appreciation/Depreciation
	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts:
Forward currency contracts	$(14,074)	$(25,869)	$(1,955,289)

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts:
Forward currency contracts		$(92,853,662)	$(281,228)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended July 31, 2017:

	iShares Adaptive Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI ACWI ETF	iShares Currency Hedged MSCI ACWI ex U.S. ETF
Average amounts purchased in U.S. dollars	$1,508,826	$973,386	$45,224,816
Average amounts sold in U.S. dollars	$2,857,013	$1,908,434	$87,167,555

		iShares Currency Hedged MSCI EAFE ETF	iShares Currency Hedged MSCI EAFE Small-Cap ETF
Average amounts purchased in U.S. dollars		$4,121,850,292	$9,897,283
Average amounts sold in U.S. dollars		$7,825,289,996	$18,449,279

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default

152	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Except for non-deliverable forward currency contracts, the forward currency contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of July 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Received [a]	Net Amount of Derivative Assets
iShares Adaptive Currency Hedged MSCI EAFE ETF
Forward currency contracts	$7,995	$(7,995)	$—	$—

iShares Currency Hedged MSCI ACWI ETF
Forward currency contracts	$11,447	$(11,447)	$—	$—

iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts	$814,075	$(814,075)	$—	$—

iShares Currency Hedged MSCI EAFE ETF
Forward currency contracts	$54,407,514	$(47,723,670)	$(2,089,193)	$4,594,651

iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts	$144,136	$(144,136)	$—	$—

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Pledged [a]	Net Amount of Derivative Liabilities
iShares Adaptive Currency Hedged MSCI EAFE ETF
Forward currency contracts	$25,363	$(7,995)	$—	$17,368

iShares Currency Hedged MSCI ACWI ETF
Forward currency contracts	$40,673	$(11,447)	$—	$29,226

iShares Currency Hedged MSCI ACWI ex U.S. ETF
Forward currency contracts	$2,782,439	$(814,075)	$(1,660,000)	$308,364

iShares Currency Hedged MSCI EAFE ETF
Forward currency contracts	$157,798,843	$(47,723,670)	$—	$110,075,173

iShares Currency Hedged MSCI EAFE Small-Cap ETF
Forward currency contracts	$453,076	$(144,136)	$—	$308,940

[a]	Excess of collateral received and/or pledged is not shown for financial reporting purposes.

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

154	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	155

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Adaptive Currency Hedged MSCI EAFE	$—	$—	$—
Currency Hedged MSCI ACWI	—	—	—
Currency Hedged MSCI ACWI ex U.S.	821,063	—	(821,063)
Currency Hedged MSCI EAFE	(6,692,969)	96,415	6,596,554
Currency Hedged MSCI EAFE Small-Cap	749,164	282	(749,446)
MSCI ACWI	61,096,872	520,825	(61,617,697)
MSCI ACWI ex U.S.	30,311,949	459,182	(30,771,131)
MSCI EAFE	(236,179,470)	(11,855,879)	248,035,349
MSCI EAFE Small-Cap	89,755,709	10,672,462	(100,428,171)

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
Adaptive Currency Hedged MSCI EAFE
Ordinary income	$68,361	$48,166
Return of capital	61	146

	$68,422	$48,312

Currency Hedged MSCI ACWI
Ordinary income	$52,876	$59,358
Long-term capital gain	—	17,571
Return of capital	59	35

	$52,935	$76,964

Currency Hedged MSCI ACWI ex U.S.
Ordinary income	$1,607,510	$87,513
Long-term capital gain	—	36,040
Return of capital	—	71

	$1,607,510	$123,624

Currency Hedged MSCI EAFE
Ordinary income	$101,909,270	$112,358,771
Long-term capital gain	9,358,758	18,868,462

	$111,268,028	$131,227,233

156	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2017	2016
Currency Hedged MSCI EAFE Small-Cap
Ordinary income	$298,914	$231,861
Long-term capital gain	—	49,027
Return of capital	—	329

	$298,914	$281,217

MSCI ACWI
Ordinary income	$129,943,172	$148,572,041

MSCI ACWI ex U.S.
Ordinary income	$54,621,313	$54,936,333

MSCI EAFE
Ordinary income	$1,836,351,109	$1,704,075,846

MSCI EAFE Small-Cap
Ordinary income	$203,973,579	$124,440,947

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Adaptive Currency Hedged MSCI EAFE	$—	$(62,276)	$377,061	$—	$314,785
Currency Hedged MSCI ACWI	—	(65,882)	306,544	—	240,662
Currency Hedged MSCI ACWI ex U.S.	574	(4,977,380)	9,361,363	—	4,384,557
Currency Hedged MSCI EAFE	—	—	231,113,586	(160,537,585)	70,576,001
Currency Hedged MSCI EAFE Small-Cap	—	(226,345)	749,951	—	523,606
MSCI ACWI	18,239,074	(206,240,532)	822,311,227	—	634,309,769
MSCI ACWI ex U.S.	8,338,992	(150,020,649)	31,301,212	—	(110,380,445)
MSCI EAFE	156,503,682	(5,299,342,185)	6,171,916,376	—	1,029,077,873
MSCI EAFE Small-Cap	31,326,768	(41,217,656)	1,405,622,031	—	1,395,731,143

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims, the characterization of corporate actions, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	157

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Adaptive Currency Hedged MSCI EAFE	$62,276	$—	$—	$62,276
Currency Hedged MSCI ACWI	65,882	—	—	65,882
Currency Hedged MSCI ACWI ex U.S.	4,977,380	—	—	4,977,380
Currency Hedged MSCI EAFE Small-Cap	226,345	—	—	226,345
MSCI ACWI	194,328,263	5,090,715	6,821,554	206,240,532
MSCI ACWI ex U.S.	135,132,609	7,365,062	7,522,978	150,020,649
MSCI EAFE	2,805,639,699	1,597,347,728	896,354,758	5,299,342,185
MSCI EAFE Small-Cap	33,912,280	7,305,376	—	41,217,656

[a]	Must be utilized prior to losses subjected to expiration.

For the year ended July 31, 2017, the iShares Adaptive Currency Hedged MSCI EAFE ETF utilized $116 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI ACWI, iShares MSCI ACWI ex U.S., iShares MSCI EAFE and iShares MSCI EAFE Small-Cap ETFs have filed claims to recover taxes withheld on dividend income by certain jurisdictions in the European Union on the basis that those jurisdictions had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Finland (and additionally taxes withheld by Sweden for the iShares MSCI EAFE ETF) based upon recent favorable determinations issued by the tax authorities in the applicable member states. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Funds continue to evaluate developments in Finland and/or Sweden, as applicable, for potential impacts to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the iShares MSCI ACWI ex U.S., iShares MSCI EAFE and iShares MSCI EAFE Small-Cap ETFs is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

158	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The iShares MSCI ACWI ETF plans to seek a closing agreement with the IRS to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund (on behalf of its shareholders) paying a compliance fee to the IRS representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed as a payable for “IRS compliance fee for foreign withholding tax claims” in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	159

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Adaptive Currency Hedged MSCI EAFE ETF,

iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF,

iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF,

iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF and

iShares MSCI EAFE Small-Cap ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

160	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI EAFE	$68,780
Currency Hedged MSCI ACWI	52,731
Currency Hedged MSCI ACWI ex U.S.	1,572,805
Currency Hedged MSCI EAFE	101,727,598
Currency Hedged MSCI EAFE Small-Cap	296,189

iShares ETF	Qualified Dividend Income
MSCI ACWI	$146,791,005
MSCI ACWI ex U.S.	56,639,985
MSCI EAFE	2,023,579,995
MSCI EAFE Small-Cap	154,248,651

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Currency Hedged MSCI ACWI	44.86%
MSCI ACWI	44.80

For the fiscal year ended July 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI ACWI ex U.S.	$66,291,619	$5,514,178
MSCI EAFE	2,179,248,424	150,661,041
MSCI EAFE Small-Cap	189,873,252	13,644,189

For the fiscal year ended July 31, 2017, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI EAFE	$73,517	$5,524
Currency Hedged MSCI ACWI ex U.S.	1,756,899	172,982
Currency Hedged MSCI EAFE	110,171,159	8,589,210
Currency Hedged MSCI EAFE Small-Cap	289,903	20,651

The iShares Currency Hedged MSCI EAFE ETF hereby designates $9,358,758 as 20% rate long-term capital gain dividends for the fiscal year ended July 31, 2017.

TAX INFORMATION	161

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Adaptive Currency Hedged MSCI EAFE ETF and iShares Currency Hedged MSCI ACWI ex U.S. ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

162	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

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low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that a Fund invests in an underlying iShares fund that has breakpoints, the shareholders of that Fund would benefit from breakpoints in such underlying iShares fund’s respective investment advisory fee rate as the assets of such underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars

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or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Currency Hedged MSCI ACWI ETF and iShares Currency Hedged MSCI EAFE Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the

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various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds,

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including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that a Fund invests in an underlying iShares fund that has breakpoints, the shareholders of that Fund would benefit from breakpoints in such underlying iShares fund’s respective investment advisory fee rate as the assets of such underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne

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by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares Currency Hedged MSCI EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the

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Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed

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presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in an underlying iShares fund that has breakpoints, the shareholders of the Fund would benefit from such breakpoints in the underlying iShares fund’s investment advisory fee rate as the assets of the underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the

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Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI ACWI ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management

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agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and

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analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

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Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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V. iShares MSCI EAFE ETF and iShares MSCI ACWI ex US ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

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low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for an additional breakpoint as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as each of the Funds and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the Funds, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an

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agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

VI. iShares MSCI EAFE Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to

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determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

180	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	181

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Currency Hedged MSCI EAFE	$0.684219	$—	$—	$0.684219	100%	—%	—%	100%
Currency Hedged MSCI ACWI	0.526993	—	0.002354	0.529347	100	—	0[a]	100
Currency Hedged MSCI ACWI ex U.S.	0.549789	—	—	0.549789	100	—	—	100
Currency Hedged MSCI EAFE	0.701783	0.080575	—	0.782358	90	10	—	100
MSCI ACWI	1.279587	—	0.005691	1.285278	100	—	0[a]	100
MSCI ACWI ex U.S.	1.060549	—	—	1.060549	100	—	—	100
MSCI EAFE	1.657904	—	—	1.657904	100	—	—	100

[a]	Rounds to less than 1%.

182	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI EAFE ETF

Period Covered: January 5, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.27%
Greater than 1.5% and Less than 2.0%	3	0.80
Greater than 1.0% and Less than 1.5%	6	1.59
Greater than 0.5% and Less than 1.0%	46	12.20
Greater than 0.0% and Less than 0.5%	157	41.64
At NAV	18	4.77
Less than 0.0% and Greater than –0.5%	101	26.79
Less than –0.5% and Greater than –1.0%	31	8.22
Less than –1.0% and Greater than –1.5%	11	2.92
Less than –1.5%	3	0.80

	377	100.00%

SUPPLEMENTAL INFORMATION	183

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI ACWI ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	7	1.38%
Greater than 1.0% and Less than 1.5%	1	0.20
Greater than 0.5% and Less than 1.0%	1	0.20
Greater than 0.0% and Less than 0.5%	339	66.85
At NAV	27	5.33
Less than 0.0% and Greater than –0.5%	131	25.84
Less than –0.5% and Greater than –1.0%	1	0.20

	507	100.00%

iShares Currency Hedged MSCI ACWI ex U.S. ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	8	1.58%
Greater than 0.5% and Less than 1.0%	3	0.59
Greater than 0.0% and Less than 0.5%	297	58.58
At NAV	18	3.55
Less than 0.0% and Greater than –0.5%	181	35.70

	507	100.00%

iShares Currency Hedged MSCI EAFE ETF

Period Covered: January 31, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.12%
Greater than 0.0% and Less than 0.5%	578	67.13
At NAV	64	7.43
Less than 0.0% and Greater than –0.5%	218	25.32

	861	100.00%

184	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI EAFE Small-Cap ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	263	51.87%
At NAV	45	8.88
Less than 0.0% and Greater than –0.5%	199	39.25

	507	100.00%

iShares MSCI ACWI ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.14%
Greater than 0.5% and Less than 1.0%	23	1.66
Greater than 0.0% and Less than 0.5%	813	58.80
At NAV	36	2.60
Less than 0.0% and Greater than –0.5%	481	34.78
Less than –0.5% and Greater than –1.0%	28	2.02

	1,383	100.00%

iShares MSCI ACWI ex U.S. ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	31	2.24
Greater than 0.5% and Less than 1.0%	184	13.30
Greater than 0.0% and Less than 0.5%	657	47.52
At NAV	19	1.37
Less than 0.0% and Greater than –0.5%	373	26.98
Less than –0.5% and Greater than –1.0%	93	6.72
Less than –1.0% and Greater than –1.5%	19	1.37
Less than –1.5% and Greater than –2.0%	4	0.29

	1,383	100.00%

SUPPLEMENTAL INFORMATION	185

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI EAFE ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	40	2.89
Greater than 0.5% and Less than 1.0%	198	14.32
Greater than 0.0% and Less than 0.5%	681	49.24
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	334	24.15
Less than –0.5% and Greater than –1.0%	86	6.22
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	1	0.07

	1,383	100.00%

iShares MSCI EAFE Small-Cap ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	51	3.69
Greater than 0.5% and Less than 1.0%	292	21.11
Greater than 0.0% and Less than 0.5%	610	44.10
At NAV	20	1.45
Less than 0.0% and Greater than –0.5%	298	21.55
Less than –0.5% and Greater than –1.0%	77	5.57
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	5	0.36

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI ACWI ETF, iShares MSCI EAFE ETF and iShares MSCI EAFE Small-Cap ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

186	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI ACWI ETF in respect of BFA’s financial year ending December 31, 2016 was USD 625.05 thousand. This figure is comprised of fixed remuneration of USD 245.89 thousand and variable remuneration of USD 379.16 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI ACWI ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 86.45 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 20.83 thousand.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE ETF in respect of BFA’s financial year ending December 31, 2016 was USD 6.37 million. This figure is comprised of fixed remuneration of USD 2.51 million and variable remuneration of USD 3.87 million. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI EAFE ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 881.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 212.39 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of BFA’s financial year ending December 31, 2016 was USD 673.08 thousand. This figure is comprised of fixed remuneration of USD 264.78 thousand and variable remuneration of USD 408.30 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI EAFE Small-Cap ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 93.09 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 22.43 thousand.

188	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

190	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	191

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

192	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	193

Notes:

194	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-703-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI Europe Small-Cap ETF | HEUS | BATS
➢	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF | HEFV | BATS
➢	iShares Edge MSCI Min Vol EAFE ETF | EFAV | BATS
➢	iShares Edge MSCI Min Vol Europe Currency Hedged ETF | HEUV | BATS
➢	iShares Edge MSCI Min Vol Europe ETF | EUMV | NYSE Arca
➢	iShares MSCI Europe Small-Cap ETF | IEUS | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.55%	23.96%	23.19%	23.55%	23.96%	23.19%
Since Inception	15.02%	15.11%	14.97%	27.90%	28.08%	27.75%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,138.20	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization European developed market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Europe Small Cap 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Europe Small-Cap ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 23.55%, net of fees, while the total return for the Index was 23.19%.

Every country within the Index advanced for the reporting period in U.S. dollar terms. Small-capitalization stocks in the U.K., the largest country weight in the Index on average, made the most significant contribution to the Index’s performance. U.K. equities advanced as the sharp drop in the British pound immediately prior to the reporting period boosted exports and profits for multinational companies earning revenues outside of the U.K. All else equal, a weaker British pound makes exports less expensive, while British companies receiving payment in the stronger foreign currencies can translate revenues into more British pounds.

German small-capitalization stocks contributed meaningfully to the Index’s return for the reporting period. The German stock market reached an all-time high as export levels climbed to their highest levels on record, which also bolstered industrial production. Stronger consumer spending also helped to support German stocks.

The Italian stock market gained during the reporting period, benefiting from the news that the Italian government would rescue two struggling regional banks. French small-capitalization stocks contributed to the Index’s return, partly due to pro-business presidential candidate Emmanuel Macron’s victory and his preference for keeping France in the European Union.

From a sector standpoint, industrials stocks added meaningfully to the Index’s performance in U.S. dollar terms during the reporting period as improving economic conditions led to increased industrial output. Financial stocks also contributed as European banks benefited from the election of Macron in France and improving asset quality in the region. Information technology stocks benefited from strong investor inflows, while the Eurozone’s improving economic conditions and highest consumer confidence levels in 16 years boosted consumer discretionary stocks.

In terms of currency performance, the euro appreciated by 5% against the U.S. dollar during the reporting period while the British pound was relatively flat. The euro’s positive performance meant that hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated stocks. The Index’s hedging activity offset the impact of currency fluctuations relative to the U.S. dollar, resulting in a return for the Index that was relatively close to the Index’s return measured in local currencies.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Industrials	22.83%
Consumer Discretionary	14.91
Financials	13.65
Information Technology	11.26
Real Estate	9.43
Materials	8.09
Health Care	7.49
Consumer Staples	4.97
Energy	2.99
Utilities	2.64
Telecommunication Services	1.74

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

United Kingdom	32.00%
Germany	11.85
Sweden	9.24
Switzerland	8.42
France	7.60
Italy	7.09
Spain	4.12
Netherlands	3.83
Belgium	3.22
Denmark	3.06

TOTAL	90.43%

[1]	Table shown is for the iShares MSCI Europe Small-Cap ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.59%	11.09%	10.45%	10.59%	11.09%	10.45%
Since Inception	7.57%	7.76%	8.00%	13.70%	14.06%	14.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,097.00	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol EAFE Currency Hedged ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI EAFE Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol EAFE ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 10.59%, net of fees, while the total return for the Index was 10.45%.

Swiss equities were the largest contributors to the Index’s return for the reporting period in U.S. dollar terms. Investor sentiment benefited from improving economic conditions in the Eurozone, which had its strongest quarterly economic output level in nearly six years, as well as encouraging economic data in the U.S. and China. Large Swiss banking and pharmaceutical companies also received a boost from the presidential election of Donald Trump in the U.S., as investors anticipated more lenient regulatory environments for both industries.

Stocks in Japan, the largest country weight in the Index during the reporting period, made a positive contribution to the Index’s return in U.S. dollar terms. A weaker yen and increased consumer spending bolstered export growth, helping Japan’s economy expand throughout the reporting period.

Stocks in France added to the Index’s performance in U.S. dollar terms, largely reflecting the election of centrist presidential candidate Emmanuel Macron, whose allegiance to the European Union eased concerns about nationalist sentiment and its effect on the European Union.

Other noteworthy countries affecting the Index’s performance for the reporting period included Denmark, which contributed meaningfully as economic growth improved, and Australia, which detracted modestly from the Index’s return in U.S. dollar terms.

From a sector standpoint, financial stocks made the most significant contribution in U.S. dollar terms as European banks benefited from the election of a pro-business president in France and improving asset quality in the region. Industrials stocks contributed meaningfully amid increased industrial output during the reporting period. Consumer staples and information technology stocks also contributed, while the real estate and telecommunications services sectors detracted from the Index’s return.

In terms of currency performance for the reporting period, the euro appreciated by 5% against the U.S. dollar, while the British pound was relatively flat and the Japanese yen declined by 8%. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated stocks. The Index’s hedging activity offset the impact of foreign currency performance relative to the U.S. dollar, resulting in a return for the Index that was relatively close to the Index’s return measured in local currencies.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Financials	16.90%
Consumer Staples	16.25
Health Care	15.66
Industrials	14.88
Telecommunication Services	9.38
Utilities	8.48
Consumer Discretionary	7.81
Information Technology	4.15
Real Estate	3.84
Materials	2.21
Energy	0.44

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

Japan	27.77%
United Kingdom	15.18
Switzerland	13.54
Hong Kong	8.56
Denmark	5.66
France	5.62
Germany	4.63
Australia	4.35
Singapore	4.00
Finland	2.40

TOTAL	91.71%

[1]	Table shown is for the iShares Edge MSCI Min Vol EAFE ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EAFE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.09%	8.56%	8.14%	8.09%	8.56%	8.14%
5 Years	9.56%	9.55%	9.65%	57.84%	57.76%	58.53%
Since Inception	9.30%	9.34%	9.39%	67.35%	67.68%	68.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,134.20	$1.06	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the U.S. and Canada, as represented by the MSCI EAFE Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 8.09%, net of fees, while the total return for the Index was 8.14%.

Swiss equities were the largest contributors to the Index’s return for the reporting period. Investor sentiment benefited from improving economic conditions in the Eurozone, which had its strongest quarterly economic output level in nearly six years, as well as encouraging economic data in the U.S. and China. Large Swiss banking and pharmaceutical companies also received a boost from the presidential election of Donald Trump in the U.S., as investors anticipated more lenient regulatory environments for both industries.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

Stocks in Japan, the largest country weight in the Index during the reporting period, made a positive contribution to the Index’s return. A weaker yen and increased consumer spending bolstered export growth, helping Japan’s economy expand throughout the reporting period.

Stocks in France added to the Index’s performance, largely reflecting the election of centrist presidential candidate Emmanuel Macron, whose allegiance to the European Union eased concerns about nationalist sentiment and its effect on the European Union.

Other noteworthy countries affecting the Index’s performance for the reporting period included Denmark, which contributed meaningfully as economic growth improved, and Australia, which detracted modestly from the Index’s return in U.S. dollar terms.

From a sector standpoint, financial stocks made the most significant contribution as European banks benefited from the election of a pro-business president in France and improving asset quality in the region. Industrials stocks contributed meaningfully amid increased industrial output during the reporting period. Consumer staples and information technology stocks also contributed, while the real estate and telecommunications services sectors detracted from the Index’s return.

In terms of currency performance for the reporting period, the euro appreciated by 5% against the U.S. dollar, while the British pound was relatively flat and the Japanese yen declined by 8%.

The Index seeks lower volatility than the broader market with returns in line with the market over the long-term. For the reporting period, the Index underperformed the broader market, as represented by the MSCI EAFE Index. Minimum volatility strategies focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility but tend to underperform during periods of low volatility and risk-on markets, as seen over the reporting period. Relative to the broader market, an overweight allocation to Hong Kong and an underweight allocation to France detracted from performance in U.S. dollar terms, while overweight allocations to Denmark and Switzerland benefited relative performance.

From a sector perspective, overweight allocations to the telecommunication services and utilities sectors relative to the broader market weighed on the Index’s performance, while underweight allocations to the automobiles and components industry and the energy sector benefited relative performance.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	16.90%
Consumer Staples	16.25
Health Care	15.66
Industrials	14.88
Telecommunication Services	9.38
Utilities	8.48
Consumer Discretionary	7.81
Information Technology	4.15
Real Estate	3.84
Materials	2.21
Energy	0.44

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	27.77%
United Kingdom	15.18
Switzerland	13.54
Hong Kong	8.56
Denmark	5.66
France	5.62
Germany	4.63
Australia	4.35
Singapore	4.00
Finland	2.40

TOTAL	91.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.31%	9.78%	9.26%	8.31%	9.78%	9.26%
Since Inception	6.62%	7.07%	6.95%	11.93%	12.76%	12.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,107.00	$0.16	$1,000.00	$1,024.60	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol Europe Currency Hedged ETF (the “Fund”) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Europe Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol Europe ETF. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 8.31%, net of fees, while the total return for the Index was 9.26%.

Every country within the Index advanced for the reporting period, with Swiss stocks making the most significant contribution to the Index’s return in U.S. dollars. Improving economic conditions in the Eurozone as well as encouraging economic signs from the U.S. and China supported Swiss investor sentiment. Large Swiss banking and pharmaceutical companies also received a boost from the election of Donald Trump, as investors anticipated more lenient regulatory environments for both industries. Stocks in Denmark also contributed meaningfully as economic growth improved within the country and the region.

French stocks contributed to the Index’s return for the reporting period. The election of centrist presidential candidate Emmanuel Macron, who reinforced France’s allegiance to the European Union, eased concerns about anti-globalist sentiment in the country and its effect on the European Union. Tax cuts and low energy prices helped wages to rise and unemployment levels to drop, in turn bolstering consumer demand and profit margins.

From a sector standpoint, financial stocks made the most significant contribution to the Index’s return in U.S. dollar terms as European banks benefited from the election of Emmanuel Macron in France and improving asset quality in the region. Industrials stocks, which tend to be economically sensitive, contributed meaningfully as improving economic conditions led to increased industrial output. The consumer staples and healthcare sectors also contributed.

In terms of currency performance, the euro appreciated by 5% against the U.S. dollar during the reporting period while the British pound was relatively flat. The euro’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated stocks. The Index’s hedging activity offset the impact of currency fluctuations relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

ALLOCATION BY SECTOR1

As of 7/31/17

Sector	Percentage of Total Investments [2]

Consumer Staples	19.03%
Health Care	17.53
Financials	16.70
Industrials	11.44
Telecommunication Services	9.46
Utilities	8.51
Consumer Discretionary	8.46
Energy	2.77
Materials	2.38
Information Technology	2.18
Real Estate	1.54

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 7/31/17

Country	Percentage of Total Investments [2]

United Kingdom	26.93%
Switzerland	18.15
France	11.34
Germany	10.56
Denmark	8.35
Belgium	4.86
Finland	4.69
Sweden	4.44
Spain	3.76
Ireland	2.26

TOTAL	95.34%

[1]	Table shown is for the iShares Edge MSCI Min Vol Europe ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.29%	10.43%	10.35%	10.29%	10.43%	10.35%
Since Inception	2.58%	2.61%	2.66%	8.40%	8.47%	8.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,175.00	$1.35	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol Europe ETF (the “Fund”) seeks to track the investment results of an index composed of European developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader European developed equity markets, as represented by the MSCI Europe Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 10.29%, net of fees, while the total return for the Index was 10.35%.

Every country within the Index advanced for the reporting period, with Swiss stocks making the most significant contribution to the Index’s return. Improving economic conditions in the Eurozone as well as encouraging economic signs from the U.S. and China supported Swiss investor sentiment. Large Swiss banking and pharmaceutical companies also received a boost from the election

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

of Donald Trump, as investors anticipated more lenient regulatory environments for both industries. Stocks in Denmark also contributed meaningfully as economic growth improved within the country and the region.

French stocks contributed to the Index’s return for the reporting period. The election of centrist presidential candidate Emmanuel Macron, who reinforced France’s allegiance to the European Union, eased concerns about anti-globalist sentiment in the country and its effect on the European Union. Tax cuts and low energy prices helped wages to rise and unemployment levels to drop, in turn bolstering consumer demand and profit margins.

From a sector standpoint, financial stocks made the most significant contribution to the Index’s return as European banks benefited from the election of Emmanuel Macron in France and improving asset quality in the region. Industrials stocks, which tend to be economically sensitive, contributed meaningfully as improving economic conditions led to increased industrial output. The consumer staples and healthcare sectors also contributed.

In terms of currency performance, the euro appreciated by 5% against the U.S. dollar during the reporting period while the British pound was relatively flat.

The Index seeks lower volatility than the broader market with returns in line with the market over the long-term. For the reporting period, the Index underperformed the broader market, as represented by the MSCI Europe Index. Minimum volatility strategies focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility but tend to underperform during periods of low volatility and risk-on markets, as seen over the reporting period. Relative to the broader market, underweight allocations in the Index to the Netherlands and France detracted from performance in U.S dollar terms, while overweight allocations to Denmark and Switzerland benefited the Index’s relative performance for the reporting period.

From an industry perspective, an underweight allocation in the Index to the commercial banking industry and an overweight allocation to the telecommunication services sector detracted from performance, while an overweight allocation to the insurance industry and an underweight allocation to the energy sector benefited the Index’s relative return.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*
Consumer Staples	19.03%
Health Care	17.53
Financials	16.70
Industrials	11.44
Telecommunication Services	9.46
Utilities	8.51
Consumer Discretionary	8.46
Energy	2.77
Materials	2.38
Information Technology	2.18
Real Estate	1.54

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*
United Kingdom	26.93%
Switzerland	18.15
France	11.34
Germany	10.56
Denmark	8.35
Belgium	4.86
Finland	4.69
Sweden	4.44
Spain	3.76
Ireland	2.26

TOTAL	95.34%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROPE SMALL-CAP ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.74%	25.41%	24.78%	24.74%	25.41%	24.78%
5 Years	14.03%	14.11%	14.02%	92.83%	93.48%	92.69%
Since Inception	3.75%	3.80%	4.07%	43.06%	43.73%	47.37%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Index performance through August 31, 2014 reflects the performance of the FTSE Developed Small Cap ex-North America Index. Index performance beginning on September 1, 2014 reflects the performance of the MSCI Europe Small Cap Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,206.60	$2.19	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares MSCI Europe Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization developed market equities in Europe, as represented by the MSCI Europe Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 24.74%, net of fees, while the total return for the Index was 24.78%.

Every country within the Index advanced for the reporting period. Small-capitalization stocks in the U.K., the largest country weight in the Index, made the most significant contribution to the Index’s gains. U.K. equities advanced as the sharp drop in the

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

British pound immediately prior to the reporting period boosted exports and profits for multinational companies earning revenues outside of the U.K. All else equal, a weaker British pound makes exports less expensive, while British companies receiving payment in the stronger foreign currencies can translate revenues into more British pounds.

German small-capitalization stocks contributed meaningfully to the Index’s return for the reporting period. The German stock market reached an all-time high as export levels climbed to their highest levels on record, which also bolstered industrial production. Stronger consumer spending also helped to support German stocks.

The Italian stock market gained during the reporting period and was helped by the news that the Italian government would rescue two struggling regional banks. French small-capitalization stocks contributed to the Index’s return, partly due to pro-business presidential candidate Emmanuel Macron’s victory and his preference for keeping France in the European Union.

From a sector standpoint, industrials stocks contributed meaningfully to the Index’s performance during the reporting period, as improving economic conditions led to increased industrial output. Financial stocks contributed meaningfully as European banks benefited from the election of Macron in France and improving asset quality in the region. Information technology stocks benefited from strong investor inflows, while the Eurozone’s improving economic conditions and highest consumer confidence levels in 16 years boosted consumer discretionary stocks.

In terms of currency performance, the euro appreciated by 5% against the U.S. dollar during the reporting period while the British pound was relatively flat.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Industrials	22.83%
Consumer Discretionary	14.91
Financials	13.65
Information Technology	11.26
Real Estate	9.43
Materials	8.09
Health Care	7.49
Consumer Staples	4.97
Energy	2.99
Utilities	2.64
Telecommunication Services	1.74

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

United Kingdom	32.00%
Germany	11.85
Sweden	9.24
Switzerland	8.42
France	7.60
Italy	7.09
Spain	4.12
Netherlands	3.83
Belgium	3.22
Denmark	3.06

TOTAL	90.43%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.84%

EXCHANGE-TRADED FUNDS — 100.84%
iShares MSCI Europe Small-Cap ETF[a,b]	26,084	$1,415,318

		1,415,318

TOTAL INVESTMENT COMPANIES
(Cost: $1,183,090)		1,415,318

SHORT-TERM INVESTMENTS — 45.49%

MONEY MARKET FUNDS — 45.49%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	637,809	638,000
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	573	573

		638,573

TOTAL SHORT-TERM INVESTMENTS
(Cost: $638,573)		638,573

Value
TOTAL INVESTMENTS IN SECURITIES — 146.33%
(Cost: $1,821,663)[f]	$2,053,891
Other Assets, Less Liabilities — (46.33)%	(650,324)

NET ASSETS — 100.00%	$1,403,567

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,827,903. Net unrealized appreciation was $225,988, of which $232,228 represented gross unrealized appreciation on securities and $6,240 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Europe Small-Cap ETF	29,042	2,837	(5,795)	26,084	$1,415,318	$25,439	$(800)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CHF	112,000	USD	115,175	MS	08/03/2017	$654
DKK	283,000	USD	44,532	MS	08/03/2017	518
EUR	567,000	USD	663,163	MS	08/03/2017	8,087
GBP	364,000	USD	476,341	MS	08/03/2017	3,936
NOK	327,000	USD	41,021	MS	08/03/2017	569
SEK	1,133,000	USD	139,003	MS	08/03/2017	1,335
USD	245,590	CHF	236,000	MS	08/03/2017	1,521
DKK	3,000	USD	478	MS	09/06/2017	1
EUR	4,000	USD	4,735	MS	09/06/2017	9
GBP	2,000	USD	2,641	MS	09/06/2017	1
SEK	35,000	USD	4,336	MS	09/06/2017	8
USD	2,077	CHF	2,000	MS	09/06/2017	5

						16,644

CHF	124,000	USD	128,570	MS	08/03/2017	(333)
USD	43,489	DKK	283,000	MS	08/03/2017	(1,561)
USD	647,520	EUR	567,000	MS	08/03/2017	(23,730)
USD	473,170	GBP	364,000	MS	08/03/2017	(7,107)
USD	38,915	NOK	327,000	MS	08/03/2017	(2,674)
USD	133,362	SEK	1,133,000	MS	08/03/2017	(6,977)
USD	115,412	CHF	112,000	MS	09/06/2017	(662)
USD	43,253	DKK	274,000	MS	09/06/2017	(446)
USD	625,579	EUR	533,000	MS	09/06/2017	(6,531)
USD	448,276	GBP	342,000	MS	09/06/2017	(3,477)
USD	40,523	NOK	322,000	MS	09/06/2017	(461)
USD	134,031	SEK	1,089,000	MS	09/06/2017	(1,111)

						(55,070)

			Net unrealized depreciation			$(38,426)

Counterparty:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,415,318	$—	$—	$1,415,318
Money market funds	638,573	—	—	638,573

Total	$2,053,891	$—	$—	$2,053,891

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$16,644	$—	$16,644
Liabilities:
Forward currency contracts	—	(55,070)	—	(55,070)

Total	$—	$(38,426)	$—	$(38,426)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.71%

EXCHANGE-TRADED FUNDS — 100.71%
iShares Edge MSCI Min Vol EAFE ETF[a]	263,214	$18,561,851

		18,561,851

TOTAL INVESTMENT COMPANIES
(Cost: $16,632,541)		18,561,851

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	6,775	6,775

		6,775

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,775)		6,775

Value
TOTAL INVESTMENTS IN SECURITIES — 100.75%
(Cost: $16,639,316)[d]	$18,568,626
Other Assets, Less Liabilities — (0.75)%	(137,590)

NET ASSETS — 100.00%	$18,431,036

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $16,690,362. Net unrealized appreciation was $1,878,264, of which $1,929,310 represented gross unrealized appreciation on securities and $51,046 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Edge MSCI Min Vol EAFE ETF	130,899	198,948	(66,633)	263,214	$18,561,851	$650,679	$56,999

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

July 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	1,100,000	USD	873,181	MS	08/03/2017	$6,808
CHF	2,374,000	USD	2,441,294	MS	08/03/2017	13,849
DKK	6,907,000	USD	1,086,580	MS	08/03/2017	12,928
EUR	2,889,000	USD	3,378,774	MS	08/03/2017	41,402
GBP	2,330,000	USD	3,048,834	MS	08/03/2017	25,469
ILS	1,113,000	USD	312,353	MS	08/03/2017	178
JPY	595,944,000	USD	5,354,085	MS	08/03/2017	51,773
NOK	353,000	USD	44,316	MS	08/03/2017	580
NZD	145,000	USD	108,014	MS	08/03/2017	879
SEK	2,708,000	USD	332,128	MS	08/03/2017	3,297
SGD	1,036,000	USD	761,146	MS	08/03/2017	3,354
USD	5,253,125	CHF	5,048,000	MS	08/03/2017	32,586
USD	1,594,614	HKD	12,434,000	MS	08/03/2017	2,675
USD	659,838	ILS	2,324,000	MS	08/03/2017	7,258
AUD	56,000	USD	44,687	MS	09/06/2017	94
DKK	64,000	USD	10,188	MS	09/06/2017	19
EUR	38,000	USD	44,944	MS	09/06/2017	122
GBP	51,000	USD	67,328	MS	09/06/2017	39
JPY	12,118,000	USD	109,834	MS	09/06/2017	248
NOK	11,000	USD	1,393	MS	09/06/2017	7
NZD	1,000	USD	749	MS	09/06/2017	1
SEK	52,000	USD	6,442	MS	09/06/2017	11
SGD	5,000	USD	3,689	MS	09/06/2017	3
USD	30,111	CHF	29,000	MS	09/06/2017	56
USD	1,551,911	HKD	12,109,000	MS	09/06/2017	140
USD	7,875	ILS	28,000	MS	09/06/2017	2

						203,778

CHF	2,674,000	USD	2,772,588	MS	08/03/2017	(7,191)
HKD	12,434,000	USD	1,592,134	MS	08/03/2017	(195)
ILS	1,211,000	USD	340,398	MS	08/03/2017	(349)
USD	842,728	AUD	1,100,000	MS	08/03/2017	(37,261)
USD	1,061,413	DKK	6,907,000	MS	08/03/2017	(38,094)
USD	3,299,267	EUR	2,889,000	MS	08/03/2017	(120,910)
USD	3,028,807	GBP	2,330,000	MS	08/03/2017	(45,496)
USD	5,284,199	JPY	595,944,000	MS	08/03/2017	(121,660)
USD	42,061	NOK	353,000	MS	08/03/2017	(2,835)
USD	105,625	NZD	145,000	MS	08/03/2017	(3,268)
USD	318,750	SEK	2,708,000	MS	08/03/2017	(16,675)
USD	750,414	SGD	1,036,000	MS	08/03/2017	(14,085)
USD	846,146	AUD	1,065,000	MS	09/06/2017	(5,492)
USD	2,446,326	CHF	2,374,000	MS	09/06/2017	(14,043)
USD	1,046,132	DKK	6,627,000	MS	09/06/2017	(10,777)
USD	3,147,660	EUR	2,682,000	MS	09/06/2017	(33,052)
USD	2,811,384	GBP	2,145,000	MS	09/06/2017	(21,983)
USD	313,590	ILS	1,116,000	MS	09/06/2017	(205)
USD	5,250,156	JPY	583,337,000	MS	09/06/2017	(48,980)
USD	43,031	NOK	342,000	MS	09/06/2017	(498)
USD	97,721	NZD	131,000	MS	09/06/2017	(598)
USD	317,169	SEK	2,577,000	MS	09/06/2017	(2,630)
USD	750,029	SGD	1,020,000	MS	09/06/2017	(3,006)

						(549,283)

			Net unrealized depreciation			$(345,505)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE CURRENCY HEDGED ETF

July 31, 2017

Counterparty:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$18,561,851	$—	$—	$18,561,851
Money market funds	6,775	—	—	6,775

Total	$18,568,626	$—	$—	$18,568,626

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$203,778	$—	$203,778
Liabilities:
Forward currency contracts	—	(549,283)	—	(549,283)

Total	$—	$(345,505)	$—	$(345,505)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.40%

AUSTRALIA — 4.33%
AGL Energy Ltd.	2,051,099	$39,463,641
Aurizon Holdings Ltd.	1,796,881	7,201,393
Cochlear Ltd.	73,124	8,339,378
Commonwealth Bank of Australia	669,234	44,735,529
CSL Ltd.	119,172	11,987,766
Newcrest Mining Ltd.	634,827	10,237,649
Scentre Group	3,896,805	12,848,494
Sonic Healthcare Ltd.	1,641,869	29,217,433
Stockland	1,794,319	6,016,479
Sydney Airport	1,058,910	5,689,415
Tatts Group Ltd.	3,112,573	9,939,694
Telstra Corp. Ltd.	7,127,613	23,330,361
Transurban Group	2,872,142	26,162,849
Vicinity Centres	5,823,928	12,786,220
Wesfarmers Ltd.	1,527,222	49,660,384
Westfield Corp.	1,298,981	7,964,482
Westpac Banking Corp.	301,069	7,648,208

		313,229,375
BELGIUM — 2.21%
Ageas	175,973	7,897,432
Colruyt SA	617,196	34,477,215
Groupe Bruxelles Lambert SA	210,985	21,559,287
KBC Group NV	188,901	15,590,007
Proximus SADP	1,486,526	52,043,903
UCB SA	391,885	28,442,730

		160,010,574
DENMARK — 5.63%
Chr Hansen Holding A/S	503,830	40,417,268
Coloplast A/S Class B	378,298	32,386,217
Danske Bank A/S	2,704,001	109,100,577
DONG Energy A/Sa	1,516,363	72,817,349
DSV A/S	686,311	44,131,767
H Lundbeck A/S	611,571	36,601,278
ISS A/S	485,945	19,853,357
TDC A/S	1,376,099	8,453,836
Tryg A/S	887,562	19,938,889
William Demant Holding A/Sb	895,247	23,716,562

		407,417,100
FINLAND — 2.39%
Elisa OYJ	1,291,504	52,943,722
Neste OYJ	289,010	12,481,415
Orion OYJ Class B	451,840	22,763,109

Security	Shares	Value
Sampo OYJ Class A	1,555,646	$84,790,792

		172,979,038
FRANCE — 5.59%
Aeroports de Paris	284,621	48,003,049
Air Liquide SA	146,181	17,872,434
Atos SE	73,164	11,080,148
Danone SA	362,875	26,991,784
Dassault Systemes SE	359,123	35,096,142
Essilor International SA	87,501	11,048,836
Hermes International	79,698	40,216,587
Iliad SA	50,351	12,445,633
L’Oreal SA	204,646	42,247,735
Orange SA	237,071	3,974,587
Pernod Ricard SA	46,661	6,450,315
Sanofi	369,522	35,167,012
SCOR SE	347,881	14,607,560
SEB SA	72,954	12,932,026
SES SA	236,082	5,532,024
Sodexo SA	237,316	27,932,005
Thales SA	357,220	39,416,607
Total SA	263,568	13,349,684

		404,364,168
GERMANY — 4.60%
adidas AG	18,238	4,150,004
Beiersdorf AG	330,032	36,070,304
Deutsche Telekom AG Registered	228,591	4,162,565
Fresenius Medical Care AG & Co. KGaA	354,794	33,376,343
Fresenius SE & Co. KGaA	185,460	15,618,702
Henkel AG & Co. KGaA	297,334	37,299,260
Innogy SEa	1,006,373	42,103,462
MAN SE	362,520	40,014,245
Merck KGaA	165,909	18,162,092
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	194,878	41,701,672
RTL Group SAb	402,987	31,263,022
SAP SE	239,673	25,341,291
Symrise AG	51,969	3,629,110

		332,892,072
HONG KONG — 8.51%
CK Infrastructure Holdings Ltd.	6,648,000	62,009,923
CLP Holdings Ltd.	9,352,500	99,690,227

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2017

Security	Shares	Value
Hang Seng Bank Ltd.	4,521,800	$98,423,974
HK Electric Investments & HK Electric Investments Ltd.[a,c]	27,268,500	25,871,409
HKT Trust & HKT Ltd.	38,813,349	50,888,740
Hong Kong & China Gas Co. Ltd.	26,754,720	50,630,879
Jardine Matheson Holdings Ltd.	205,800	13,132,098
Link REIT	2,873,000	23,358,770
MTR Corp. Ltd.	15,191,248	87,819,677
PCCW Ltd.	17,493,000	9,855,022
Power Assets Holdings Ltd.	6,851,500	67,899,605
Yue Yuen Industrial Holdings Ltd.	6,379,000	26,340,435

		615,920,759
IRELAND — 1.41%
Kerry Group PLC Class A	615,997	55,450,014
Paddy Power Betfair PLC	124,046	12,378,626
Ryanair Holdings PLC ADR[b]	303,709	34,419,341

		102,247,981
ISRAEL — 1.95%
Azrieli Group Ltd.	345,958	18,901,888
Bank Hapoalim BM	6,256,519	43,357,489
Bank Leumi Le-Israel BM	7,272,262	34,952,780
Check Point Software Technologies Ltd.[b]	172,680	18,266,091
Mizrahi Tefahot Bank Ltd.	1,433,066	25,904,603

		141,382,851
ITALY — 0.08%
Snam SpA	1,165,767	5,492,262

		5,492,262
JAPAN — 27.60%
ABC-Mart Inc.	256,500	14,601,430
Ajinomoto Co. Inc.	843,400	16,937,460
ANA Holdings Inc.	11,649,000	39,903,584
Aozora Bank Ltd.	1,575,000	6,043,712
Asahi Group Holdings Ltd.	222,600	9,063,554
Astellas Pharma Inc.	3,432,500	43,739,174
Benesse Holdings Inc.	705,500	26,976,221
Canon Inc.	2,366,700	82,184,967
Central Japan Railway Co.	77,600	12,465,722
Chugai Pharmaceutical Co. Ltd.	213,800	8,581,411
Coca-Cola Bottlers Japan Inc.	121,300	3,655,631
Daiichi Sankyo Co. Ltd.	1,210,500	26,380,234
Daito Trust Construction Co. Ltd.	42,000	7,085,207
Daiwa House REIT Investment Corp.	3,703	9,155,705

Security	Shares	Value
East Japan Railway Co.	411,600	$38,554,324
Eisai Co. Ltd.	258,700	13,858,051
FamilyMart UNY Holdings Co. Ltd.	514,501	28,776,109
Hankyu Hanshin Holdings Inc.	136,400	4,857,541
Japan Airlines Co. Ltd.	1,234,800	39,872,993
Japan Prime Realty Investment Corp.	6,192	23,228,056
Japan Real Estate Investment Corp.	4,208	22,050,156
Japan Retail Fund Investment Corp.	3,457	6,588,933
Kajima Corp.	3,783,000	32,935,843
Kao Corp.	472,800	28,728,714
KDDI Corp.	1,131,900	29,912,195
Keikyu Corp.	3,218,000	37,307,190
Keyence Corp.	49,000	22,625,277
Kirin Holdings Co. Ltd.	2,287,300	50,312,527
Konami Holdings Corp.	320,100	16,657,541
Kyowa Hakko Kirin Co. Ltd.	205,800	3,728,780
Kyushu Railway Co.	1,254,800	41,279,678
Lawson Inc.	514,500	34,968,958
McDonald’s Holdings Co. Japan Ltd.[c]	679,300	27,572,836
MEIJI Holdings Co. Ltd.	316,000	25,138,151
Mitsubishi Tanabe Pharma Corp.	2,321,500	55,235,291
Mizuho Financial Group Inc.	19,385,400	34,456,695
Nagoya Railroad Co. Ltd.	4,173,000	19,109,806
NH Foods Ltd.	1,051,000	31,055,840
Nippon Building Fund Inc.	2,834	15,260,691
Nippon Prologis REIT Inc.	13,124	27,615,096
Nippon Telegraph & Telephone Corp.	2,058,000	100,390,244
Nissin Foods Holdings Co. Ltd.	578,100	36,257,143
Nitori Holdings Co. Ltd.	182,400	25,685,723
Nomura Real Estate Master Fund Inc.	23,055	32,612,304
Nomura Research Institute Ltd.	431,960	16,145,480
NTT Data Corp.	884,000	9,624,435
NTT DOCOMO Inc.	3,640,300	84,439,014
Obayashi Corp.	1,664,400	20,003,830
Oracle Corp. Japan	379,600	25,456,681
Oriental Land Co. Ltd./Japan	448,000	32,411,530
Osaka Gas Co. Ltd.	1,180,000	4,714,874
Otsuka Corp.	449,700	29,425,141

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2017

Security	Shares	Value
Otsuka Holdings Co. Ltd.	1,591,900	$70,017,956
Park24 Co. Ltd.	547,100	13,814,281
Recruit Holdings Co. Ltd.	4,573,500	79,015,444
Ryohin Keikaku Co. Ltd.	32,000	8,166,885
Sankyo Co. Ltd.	457,600	14,991,737
Santen Pharmaceutical Co. Ltd.	565,500	7,968,537
Secom Co. Ltd.	411,600	30,832,284
Seven & I Holdings Co. Ltd.	102,900	4,139,468
Shimamura Co. Ltd.	74,000	9,188,470
Shionogi & Co. Ltd.	262,600	14,012,305
Suntory Beverage & Food Ltd.	1,131,900	55,419,512
Taisei Corp.	1,624,000	15,520,558
Taisho Pharmaceutical Holdings Co. Ltd.	260,500	19,497,127
Takeda Pharmaceutical Co. Ltd.	1,048,000	55,314,141
Terumo Corp.	525,900	19,870,877
Tobu Railway Co. Ltd.	2,731,000	14,434,173
Toray Industries Inc.	3,910,200	35,281,863
Toyo Suisan Kaisha Ltd.	926,100	33,609,313
Tsuruha Holdings Inc.	70,800	7,419,919
United Urban Investment Corp.	8,591	12,782,120
USS Co. Ltd.	218,800	4,409,861
West Japan Railway Co.	264,200	18,932,401
Yamada Denki Co. Ltd.	3,331,300	17,757,688

		1,998,024,603
NETHERLANDS — 0.11%
Koninklijke Ahold Delhaize NV	190,148	3,877,273
NN Group NV	101,490	4,103,030

		7,980,303
NEW ZEALAND — 0.53%
Auckland International Airport Ltd.	774,416	4,041,104
Contact Energy Ltd.	2,702,350	10,859,825
Mercury NZ Ltd.	1,641,126	4,281,911
Meridian Energy Ltd.	3,589,039	7,749,740
Ryman Healthcare Ltd.	602,264	3,982,648
Spark New Zealand Ltd.	2,541,136	7,144,562

		38,059,790
NORWAY — 0.22%
Gjensidige Forsikring ASA	634,260	10,933,026
Orkla ASA	522,495	5,356,278

		16,289,304
SINGAPORE — 3.98%
DBS Group Holdings Ltd.	3,716,600	59,204,901

Security	Shares	Value
Oversea-Chinese Banking Corp. Ltd.[c]	8,129,199	$68,042,809
SATS Ltd.	5,124,600	18,237,414
Singapore Airlines Ltd.	5,659,500	43,326,116
Singapore Press Holdings Ltd.[c]	4,070,100	8,726,784
Singapore Telecommunications Ltd.	20,971,700	61,345,159
United Overseas Bank Ltd.	1,634,200	28,886,279

		287,769,462
SPAIN — 0.05%
Endesa SA	159,054	3,752,370

		3,752,370
SWEDEN — 1.67%
Hennes & Mauritz AB Class B	318,708	8,293,685
ICA Gruppen ABc	332,675	13,308,563
L E Lundbergforetagen AB Class B	302,914	23,797,831
Skandinaviska Enskilda Banken AB Class A	448,890	5,676,989
Svenska Handelsbanken AB Class A	855,746	12,716,038
Swedbank AB Class A	430,032	11,206,600
Swedish Match AB	387,710	13,612,184
Telia Co. AB	6,878,914	32,272,614

		120,884,504
SWITZERLAND — 13.46%
Baloise Holding AG Registered	238,708	38,446,622
Barry Callebaut AG Registered	11,360	16,236,140
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	6,174	35,226,066
Chocoladefabriken Lindt & Spruengli AG Registered	300	20,493,341
Givaudan SA Registered	13,377	26,688,838
Kuehne + Nagel International AG Registered	472,043	82,387,979
Nestle SA Registered	1,258,351	106,552,601
Novartis AG Registered	1,306,587	111,584,981
Partners Group Holding AG	68,943	44,873,508
Roche Holding AG	387,944	98,468,659
Schindler Holding AG Registered	28,657	6,041,181
Sika AG Bearer	2,292	15,832,699
Sonova Holding AG Registered	368,871	59,984,308
Straumann Holding AG Registered	10,452	5,920,110

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2017

Security	Shares	Value
Swiss Life Holding AG Registered	108,432	$39,670,929
Swiss Prime Site AG Registered	419,178	37,905,665
Swiss Re AG	1,012,915	97,895,345
Swisscom AG Registered	165,182	80,926,083
Zurich Insurance Group AG	160,574	49,061,735

		974,196,790
UNITED KINGDOM — 15.08%
Admiral Group PLC	533,730	14,551,334
AstraZeneca PLC	754,802	45,465,804
British American Tobacco PLC	973,821	60,513,646
BT Group PLC	4,125,853	17,052,261
Carnival PLC	383,350	25,875,938
Coca-Cola European Partners PLC	500,262	21,666,641
Compass Group PLC	4,159,662	88,674,498
ConvaTec Group PLC[a,b]	12,077,784	49,471,968
Diageo PLC	1,837,272	59,306,765
Direct Line Insurance Group PLC	6,085,000	30,051,007
Experian PLC	165,903	3,296,083
GlaxoSmithKline PLC	3,527,346	70,428,431
HSBC Holdings PLC	6,615,553	66,022,613
Imperial Brands PLC	820,610	33,753,753
Kingfisher PLC	9,282,267	36,026,538
Merlin Entertainments PLC[a]	1,544,657	9,556,817
National Grid PLC	5,895,687	72,813,511
Randgold Resources Ltd.	97,037	9,031,767
Reckitt Benckiser Group PLC	999,153	97,066,915
RELX PLC	3,056,132	66,559,925
Royal Mail PLC	4,166,713	22,143,031
Severn Trent PLC	122,095	3,605,592
Smith & Nephew PLC	2,075,780	36,123,176
SSE PLC	2,129,906	38,721,786
Tate & Lyle PLC	2,705,701	23,970,647
TUI AG	2,050,042	32,188,830
Unilever PLC	70,772	4,032,057
United Utilities Group PLC	290,190	3,433,583
Vodafone Group PLC	14,876,977	43,540,994
Worldpay Group PLC[a]	1,426,072	6,956,229

		1,091,902,140

TOTAL COMMON STOCKS
(Cost: $6,566,471,644)		7,194,795,446

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.22%

MONEY MARKET FUNDS — 0.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	14,278,802	$14,283,086
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	1,745,681	1,745,681

		16,028,767

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,025,149)		16,028,767

TOTAL INVESTMENTS IN SECURITIES — 99.62%
(Cost: $6,582,496,793)[g]		7,210,824,213
Other Assets, Less Liabilities — 0.38%		27,502,838

NET ASSETS — 100.00%		$7,238,327,051

ADR  —  American Depositary Receipts

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $6,629,548,846. Net unrealized appreciation was $581,275,367, of which $774,398,209 represented gross unrealized appreciation on securities and $193,122,842 represented gross unrealized depreciation on securities.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EAFE ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$7,194,795,446	$—	$—	$7,194,795,446
Money market funds	16,028,767	—	—	16,028,767

Total	$7,210,824,213	$—	$—	$7,210,824,213

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.86%

EXCHANGE-TRADED FUNDS — 100.86%
iShares Edge MSCI Min Vol Europe ETF[a]	146,911	$3,653,677

		3,653,677

TOTAL INVESTMENT COMPANIES
(Cost: $3,448,287)		3,653,677

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	1,259	1,259

		1,259

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,259)		1,259

Value
TOTAL INVESTMENTS IN SECURITIES — 100.89%
(Cost: $3,449,546)[d]	$3,654,936
Other Assets, Less Liabilities — (0.89)%	(32,227)

NET ASSETS — 100.00%	$3,622,709

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $3,489,585. Net unrealized appreciation was $165,351, of which $205,390 represented gross unrealized appreciation on securities and $40,039 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Edge MSCI Min Vol Europe ETF	161,311	17,624	(32,024)	146,911	$3,653,677	$114,311	$(63,377)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of July 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CHF	634,000	USD	651,971	MS	08/03/2017	$3,698
DKK	2,036,000	USD	320,309	MS	08/03/2017	3,796
EUR	1,403,000	USD	1,640,459	MS	08/03/2017	20,500
GBP	825,000	USD	1,079,460	MS	08/03/2017	9,081
NOK	651,000	USD	81,634	MS	08/03/2017	1,162
SEK	1,448,000	USD	177,476	MS	08/03/2017	1,880
USD	1,423,589	CHF	1,368,000	MS	08/03/2017	8,831
DKK	24,000	USD	3,821	MS	09/06/2017	7
EUR	33,000	USD	39,015	MS	09/06/2017	122
GBP	21,000	USD	27,723	MS	09/06/2017	16
SEK	30,000	USD	3,716	MS	09/06/2017	7
USD	2,077	CHF	2,000	MS	09/06/2017	4

						49,104

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE CURRENCY HEDGED ETF

July 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CHF	734,000	USD	761,148	MS	08/03/2017	$(2,060)
USD	312,876	DKK	2,036,000	MS	08/03/2017	(11,229)
USD	1,602,240	EUR	1,403,000	MS	08/03/2017	(58,718)
USD	1,072,432	GBP	825,000	MS	08/03/2017	(16,109)
USD	77,473	NOK	651,000	MS	08/03/2017	(5,324)
USD	170,439	SEK	1,448,000	MS	08/03/2017	(8,916)
CHF	1,000	USD	1,037	MS	09/06/2017	(1)
USD	653,315	CHF	634,000	MS	09/06/2017	(3,750)
USD	305,118	DKK	1,933,000	MS	09/06/2017	(3,167)
USD	1,512,801	EUR	1,289,000	MS	09/06/2017	(15,885)
USD	986,934	GBP	753,000	MS	09/06/2017	(7,717)
USD	80,545	NOK	640,000	MS	09/06/2017	(913)
USD	166,030	SEK	1,349,000	MS	09/06/2017	(1,377)

						(135,166)

			Net unrealized depreciation			$(86,062)

Counterparty:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

NOK — Norwegian Krone

SEK — Swedish Krona

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$3,653,677	$—	$—	$3,653,677
Money market funds	1,259	—	—	1,259

Total	$3,654,936	$—	$—	$3,654,936

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$49,104	$—	$49,104
Liabilities:
Forward currency contracts	—	(135,166)	—	(135,166)

Total	$—	$(86,062)	$—	$(86,062)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.19%

AUSTRIA — 0.22%
OMV AG	1,385	$78,086

		78,086
BELGIUM — 4.83%
Ageas	652	29,261
Anheuser-Busch InBev SA/NV	1,571	188,555
Colruyt SA	4,824	269,474
Groupe Bruxelles Lambert SA	4,702	480,469
KBC Group NV	465	38,376
Proximus SADP	12,207	427,372
UCB SA	4,278	310,494

		1,744,001
DENMARK — 8.30%
Chr Hansen Holding A/S	1,274	102,200
Coloplast A/S Class B	4,936	422,573
Danske Bank A/S	13,967	563,538
DONG Energy A/Sa	11,832	568,185
DSV A/S	6,604	424,656
H Lundbeck A/S	3,884	232,450
ISS A/S	4,896	200,027
Novo Nordisk A/S Class B	2,336	99,289
TDC A/S	4,906	30,139
Tryg A/S	8,305	186,570
William Demant Holding A/Sb	6,356	168,381

		2,998,008
FINLAND — 4.67%
Elisa OYJ	9,793	401,453
Kone OYJ Class B	1,565	81,204
Neste OYJ	6,150	265,599
Nokia OYJ	9,425	59,783
Orion OYJ Class B	5,825	293,456
Sampo OYJ Class A	10,716	584,078

		1,685,573
FRANCE — 11.27%
Aeroports de Paris	2,074	349,793
Air Liquide SA	1,726	211,025
Atos SE	216	32,712
Danone SA	6,792	505,210
Dassault Systemes SE	1,240	121,182
Essilor International SA	2,092	264,159
Gecina SA	857	128,927
Hermes International	800	403,690
Iliad SA	706	174,507

Security	Shares	Value
L’Oreal SA	2,560	$528,494
LVMH Moet Hennessy Louis Vuitton SE	611	153,222
Pernod Ricard SA	500	69,119
Sanofi	4,267	406,086
SES SA	790	18,512
Sodexo SA	1,095	128,881
Thales SA	2,175	239,995
Total SA	3,492	176,869
Vinci SA	702	62,687
Vivendi SA	4,089	94,346

		4,069,416
GERMANY — 10.26%
adidas AG	431	98,073
Allianz SE Registered	315	66,849
Bayer AG Registered	789	99,674
Beiersdorf AG	2,078	227,112
Deutsche Telekom AG Registered	10,778	196,264
Fresenius Medical Care AG & Co. KGaA	2,817	265,002
Fresenius SE & Co. KGaA	4,088	344,275
Henkel AG & Co. KGaA	1,976	247,881
Innogy SEa	4,665	195,169
MAN SE	2,838	313,253
Merck KGaA	2,949	322,828
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,267	485,112
RTL Group SAb	3,110	241,268
SAP SE	5,099	539,131
Telefonica Deutschland Holding AG	12,347	63,571

		3,705,462
IRELAND — 2.24%
Kerry Group PLC Class A	5,286	475,828
Paddy Power Betfair PLC	568	56,681
Ryanair Holdings PLC ADR[b]	2,457	278,452

		810,961
ITALY — 0.33%
Snam SpA	25,660	120,892

		120,892
NETHERLANDS — 1.71%
Heineken NV	1,122	116,635
Koninklijke Ahold Delhaize NV	7,322	149,302
Koninklijke KPN NV	10,044	36,283
RELX NV	6,101	127,893
Unilever NV CVA	3,226	187,510

		617,623

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

July 31, 2017

Security	Shares	Value
NORWAY — 2.19%
Gjensidige Forsikring ASA	8,527	$146,984
Marine Harvest ASA	5,882	109,058
Orkla ASA	16,787	172,089
Statoil ASA	1,064	19,849
Telenor ASA	17,324	344,884

		792,864
PORTUGAL — 0.18%
EDP – Energias de Portugal SA	18,211	64,412

		64,412
SPAIN — 3.74%
Aena SAa	273	53,189
Endesa SA	22,591	532,962
Iberdrola SA	58,243	457,607
Industria de Diseno Textil SA	7,714	305,495

		1,349,253
SWEDEN — 4.42%
Essity AB Class Bb	785	22,718
Hennes & Mauritz AB Class B	14,202	369,576
ICA Gruppen AB	3,804	152,178
Investor AB Class B	3,620	171,400
L E Lundbergforetagen AB Class B	1,219	95,768
Nordea Bank AB	2,847	35,864
Skandinaviska Enskilda Banken AB Class A	5,569	70,430
Svenska Handelsbanken AB Class A	8,833	131,255
Swedbank AB Class A	2,331	60,746
Swedish Match AB	904	31,739
Tele2 AB Class B	3,156	37,494
Telia Co. AB	88,649	415,899

		1,595,067
SWITZERLAND — 18.05%
Baloise Holding AG Registered	1,651	265,912
Barry Callebaut AG Registered	36	51,453
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	37	211,105
Chocoladefabriken Lindt & Spruengli AG Registered	2	136,622
Givaudan SA Registered	147	293,284
Kuehne + Nagel International AG Registered	3,404	594,117
Nestle SA Registered	6,336	536,509
Novartis AG Registered	6,638	566,898
Partners Group Holding AG	717	466,680
Roche Holding AG	1,958	496,983

Security	Shares	Value
Schindler Holding AG Participation Certificates	126	$27,241
Schindler Holding AG Registered	719	151,572
SGS SA Registered	148	327,951
Sika AG Bearer	10	69,078
Sonova Holding AG Registered	2,511	408,329
Swiss Life Holding AG Registered	289	105,734
Swiss Prime Site AG Registered	3,705	335,038
Swiss Re AG	4,878	471,445
Swisscom AG Registered	1,035	507,068
Zurich Insurance Group AG	1,615	493,447

		6,516,466
UNITED KINGDOM — 26.78%
Admiral Group PLC	7,795	212,519
AstraZeneca PLC	7,746	466,583
BAE Systems PLC	15,249	120,923
BP PLC	25,612	150,527
British American Tobacco PLC	7,630	474,131
BT Group PLC	57,779	238,802
Bunzl PLC	1,254	37,825
Carnival PLC	1,212	81,809
Coca-Cola European Partners PLC	4,262	184,590
Compass Group PLC	24,749	527,592
ConvaTec Group PLC[a,b]	68,956	282,452
Diageo PLC	17,463	563,702
Direct Line Insurance Group PLC	37,197	183,699
easyJet PLC	2,268	36,957
Experian PLC	5,660	112,450
GlaxoSmithKline PLC	25,015	499,460
HSBC Holdings PLC	56,988	568,735
Imperial Brands PLC	5,565	228,902
Kingfisher PLC	67,672	262,650
Land Securities Group PLC	6,578	88,542
Lloyds Banking Group PLC	89,338	77,239
Marks & Spencer Group PLC	3,627	15,407
Merlin Entertainments PLC[a]	2,755	17,045
National Grid PLC	38,965	481,230
Next PLC	344	17,914
Randgold Resources Ltd.	1,927	179,357
Reckitt Benckiser Group PLC	5,410	525,577
RELX PLC	22,690	494,169
Royal Dutch Shell PLC Class A ADR	6,554	184,301
Royal Mail PLC	13,870	73,709
Severn Trent PLC	5,652	166,909
Shire PLC	561	31,514

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EUROPE ETF

July 31, 2017

Security	Shares	Value
Smith & Nephew PLC	17,957	$312,492
SSE PLC	19,957	362,819
Tate & Lyle PLC	6,255	55,415
TUI AG	14,156	222,271
Unilever PLC	5,738	326,908
United Utilities Group PLC	19,096	225,948
Vodafone Group PLC	178,842	523,423
Worldpay Group PLC[a]	6,108	29,794
WPP PLC	1,143	23,296

		9,669,587

TOTAL COMMON STOCKS
(Cost: $35,488,794)		35,817,671

PREFERRED STOCKS — 0.23%

GERMANY — 0.23%
Henkel AG & Co. KGaA, Preference Shares	598	84,429

		84,429

TOTAL PREFERRED STOCKS
(Cost: $81,312)		84,429

RIGHTS — 0.01%

FRANCE — 0.01%
Gecina SA (Expires 08/02/17)[b,c]	998	2,951

		2,951

TOTAL RIGHTS
(Cost: $0)		2,951

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	3,197	$3,198
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	17,092	17,092

		20,290

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,290)		20,290

TOTAL INVESTMENTS IN SECURITIES — 99.49%
(Cost: $35,590,396)[g]		35,925,341
Other Assets, Less Liabilities — 0.51%		184,910

NET ASSETS — 100.00%		$36,110,251

ADR — American Depositary Receipts

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $35,812,178. Net unrealized appreciation was $113,163, of which $1,609,231 represented gross unrealized appreciation on securities and $1,496,068 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$35,817,671	$—	$—	$35,817,671
Preferred stocks	84,429	—	—	84,429
Rights	2,951	—	—	2,951
Money market funds	20,290	—	—	20,290

Total	$35,925,341	$—	$—	$35,925,341

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.15%

AUSTRALIA — 0.00%
AED Oil Ltd.[a,b]	11,395	$—

		—
AUSTRIA — 1.70%
Austria Technologie & Systemtechnik AGc	2,908	38,434
BUWOG AG	13,055	382,257
CA Immobilien Anlagen AG	8,717	224,046
DO & CO AG	794	57,946
EVN AG	4,171	63,609
FACC AGa	2,412	29,091
IMMOFINANZ AGc	97,629	236,655
Kapsch TrafficCom AG	622	34,977
Lenzing AG	1,543	274,699
Oesterreichische Post AG	3,962	181,780
Porr AG	1,354	48,075
RHI AG	3,007	113,164
S IMMO AG	5,521	82,212
Schoeller-Bleckmann Oilfield Equipment AGa,c	1,324	99,904
Semperit AG Holding[c]	1,206	36,713
Telekom Austria AG	19,503	175,513
UNIQA Insurance Group AG	14,649	151,071
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,463	134,073
Wienerberger AG	13,646	312,763
Zumtobel Group AG	3,321	65,584

		2,742,566
BELGIUM — 3.21%
Ablynx NVa,c	6,383	96,327
Ackermans & van Haaren NV	2,731	491,993
Aedifica SA	1,981	180,682
AGFA-Gevaert NVa	19,897	92,450
Barco NV	1,058	105,541
Befimmo SA	2,372	146,625
Bekaert SA	4,200	202,281
Biocartis NVa,c,d	2,352	28,604
bpost SA	11,649	317,878
Cie. d’Entreprises CFE	878	129,085
Cofinimmo SA	2,361	298,683
D’ieteren SA/NV	2,887	136,321
Econocom Group SA/NVa	13,111	99,827
Elia System Operator SA/NV	3,528	206,062

Security	Shares	Value
Euronav NV	14,775	$117,618
EVS Broadcast Equipment SA	1,501	60,744
Exmar NV	3,541	20,636
Fagron[a,c]	4,617	62,845
Galapagos NVa,c	4,999	396,654
Gimv NV	2,259	142,437
Greenyard NV	1,778	43,602
Intervest Offices & Warehouses NV	1,474	39,614
Ion Beam Applications	2,431	85,813
KBC Ancora	4,102	217,027
Kinepolis Group NV	1,746	99,839
Melexis NV	2,343	200,771
Nyrstar NVa,c	9,333	60,366
Ontex Group NV	9,574	327,232
Orange Belgium SA	3,486	85,693
Sioen Industries NV	804	27,793
Sofina SA	1,810	268,456
Tessenderlo Group SAa,c	3,247	141,989
Van de Velde NV	696	37,341
Warehouses De Pauw CVA	1,987	219,719

		5,188,548
CHINA — 0.00%
Boshiwa International Holding Ltd.[a,b,c]	20,000	179

		179
DENMARK — 3.06%
ALK-Abello A/Sc	692	108,611
Alm Brand A/S	7,048	70,395
Ambu A/S Class Bc	3,398	220,602
Bang & Olufsen A/Sa	3,983	69,460
Bavarian Nordic A/Sa,c	3,635	237,141
D/S Norden A/Sa,c	2,940	58,076
Dfds A/S	3,830	217,559
FLSmidth & Co. A/S	4,463	272,054
GN Store Nord A/S	17,097	518,251
IC Group A/S	902	20,521
Jyske Bank A/S Registered	7,734	482,727
Matas A/S	4,568	70,247
Nets A/Sa,d	13,996	335,940
NKT A/Sa	3,114	272,762
NNIT A/Sd	1,458	46,461
Per Aarsleff Holding A/S	2,226	55,230
Rockwool International A/S Class B	1,000	226,709
Royal Unibrew A/S	5,665	281,110
Scandinavian Tobacco Group A/Sd	6,984	112,273

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Schouw & Co. AB	1,330	$145,490
SimCorp A/S	4,578	285,161
Solar A/S Class B	685	40,616
Spar Nord Bank A/S	10,228	137,019
Sydbank A/S	8,408	349,242
Topdanmark A/Sa	6,620	225,542
TORM PLC	2,901	30,125
Zealand Pharma A/Sa,c	2,598	51,485

		4,940,809
FINLAND — 2.62%
Amer Sports OYJ	13,759	368,236
Atria OYJ	1,215	16,187
Cargotec OYJ Class B	4,496	273,521
Caverion Corp.[a]	10,144	84,556
Citycon OYJ	46,605	126,379
Cramo OYJ	4,416	125,996
DNA OYJ	6,939	123,453
F-Secure OYJ	11,101	50,258
Finnair OYJ	6,693	72,203
Huhtamaki OYJ	10,653	411,211
Kemira OYJ	11,745	147,474
Kesko OYJ Class B	7,549	380,309
Konecranes OYJ	7,668	341,010
Lehto Group OYJ	2,380	36,927
Metsa Board OYJ	22,265	156,846
Oriola Corp. Class B	13,955	59,560
Outokumpu OYJ	36,246	303,839
Outotec OYJ[a]	15,878	103,148
Ponsse OYJ	1,284	37,074
Ramirent OYJ	8,795	87,310
Sanoma OYJ	8,556	79,288
Stockmann OYJ Abp Class Ba	4,032	34,797
Technopolis OYJ	17,505	75,537
Tieto OYJ	6,451	203,834
Tokmanni Group Corp.	4,812	42,550
Uponor OYJ	6,341	101,973
Valmet OYJ	14,811	268,918
YIT OYJ	14,040	118,769

		4,231,163
FRANCE — 7.58%
AB Science SAa,c	2,468	28,545
ABC Arbitrage	4,177	30,139
Air France-KLM[a]	15,715	211,868
Albioma SA	2,992	70,022
Altamir Amboise SCA	3,338	66,156

Security	Shares	Value
Alten SA	3,328	$286,235
Altran Technologies SA	15,370	269,191
ANF Immobilier	667	17,324
APERAM SA	5,451	263,914
Assystem	1,032	39,398
Axway Software SA	850	24,312
Beneteau SA	4,324	73,997
Boiron SA	788	73,553
Bonduelle SCA	1,667	63,738
Bourbon Corp.[c]	3,575	33,171
Cellectis SAa,c	2,866	69,709
Chargeurs SA	2,000	57,747
Cie. des Alpes	986	32,073
Cie. Plastic Omnium SA	7,100	272,054
Coface SAa	10,944	103,224
DBV Technologies SAa	1,956	174,781
Derichebourg SA	8,601	75,020
Devoteam SA	568	51,391
Direct Energie	1,034	58,973
Elior Group[d]	13,035	344,480
Elis SAc	12,214	294,270
Eramet[a]	1,088	68,435
Esso SA Francaise[a]	301	20,154
Etablissements Maurel et Prom[a]	4,475	18,466
Euler Hermes Group	1,996	237,682
Euronext NVd	6,519	379,684
Europcar Groupe SAd	10,273	148,855
Faurecia	8,816	487,794
FFP	751	79,370
FIGEAC-AERO[a]	924	19,936
Fnac Darty SAa	1,983	187,037
Gaztransport Et Technigaz SA	2,590	122,877
Genfit[a,c]	3,244	103,304
GL Events	947	27,969
Groupe Crit	324	30,942
Guerbet	641	57,429
Haulotte Group SA	1,469	25,737
Havas SA	21,194	231,012
ID Logistics Group[a]	288	46,349
Innate Pharma SAa,c	4,696	60,017
Interparfums SA	1,355	53,582
IPSOS	3,867	132,992
Jacquet Metal Service	1,396	38,843
Kaufman & Broad SA	1,572	67,908
Korian SA	5,115	168,495
Le Noble Age	623	36,718

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
LISI	2,220	$106,593
Maisons du Monde SAd	3,416	126,120
Manitou BF SA	1,147	40,096
Marie Brizard Wine & Spirits SAa,c	1,960	33,969
Mercialys SA	6,072	122,417
Mersen SA	1,529	56,298
Metropole Television SA	3,095	74,640
MGI Coutier	1,085	43,416
Naturex[a,c]	692	69,993
Neopost SA	4,005	182,832
Nexans SA	3,263	186,122
Nexity SA	5,116	273,450
Oeneo SA	2,913	32,318
Orpea	4,902	560,030
Parrot SAa,c	2,116	25,047
Pierre & Vacances SAa,c	567	31,586
Plastivaloire	1,026	26,262
Rallye SA	2,556	54,093
Rubis SCA	9,510	602,773
Sartorius Stedim Biotech	3,219	228,547
SOITEC[a]	1,943	122,672
Solocal Group[a,c]	63,333	63,469
Sopra Steria Group	1,667	287,046
SPIE SA	9,864	275,972
SRP Groupe SAa,d	1,718	35,447
Ste Industrielle d’Aviation Latecoere SAa	7,633	39,147
Synergie SA	847	39,964
Tarkett SA	3,703	152,695
Technicolor SA Registered	43,115	156,158
Teleperformance	6,717	931,711
Television Francaise 1	4,887	71,388
Trigano SA	893	117,077
Ubisoft Entertainment SAa	7,956	501,180
Vallourec SAa,c	36,747	216,277
Vicat SA	2,082	151,454
Virbac SAa	492	87,445
Worldline SA/France[a,d]	4,602	186,104

		12,248,680
GERMANY — 11.25%
Aareal Bank AG	6,602	274,767
ADLER Real Estate AGa,c	3,015	47,082
ADO Properties SAd	3,584	161,225
ADVA Optical Networking SEa,c	4,880	37,035

Security	Shares	Value
AIXTRON SEa	12,493	$110,676
Alstria office REIT AGc	15,990	233,673
Amadeus Fire AG	615	56,673
AURELIUS Equity Opportunities SE & Co KGaA[c]	2,728	160,108
Aurubis AG	3,920	347,920
BayWa AG	1,553	57,209
Bechtle AG	3,408	244,497
Bertrandt AG	644	61,160
bet-at-home.com AG	328	42,229
Bilfinger SEc	3,747	152,654
Biotest AGa	133	4,268
Biotest AGa,c	648	21,010
Borussia Dortmund GmbH & Co. KGaA	6,925	48,783
CANCOM SEc	1,804	118,257
Capital Stage AGc	9,498	67,973
Carl Zeiss Meditec AG Bearer	4,671	249,472
CENTROTEC Sustainable AG	1,042	22,973
Cewe Stiftung & Co. KGAA	602	53,090
comdirect bank AG	3,244	40,714
CompuGroup Medical SEc	2,778	164,942
CTS Eventim AG & Co. KGaA	5,571	257,080
Deutsche Beteiligungs AG	1,449	68,010
Deutsche Euroshop AG	5,427	225,065
Deutsche Pfandbriefbank AGd	12,490	164,118
DEUTZ AG	10,586	78,355
Dialog Semiconductor PLC[a]	9,039	393,296
DIC Asset AG	5,239	56,301
Diebold Nixdorf AG	970	82,250
DMG Mori AG	2,307	135,807
Draegerwerk AG & Co. KGaA	350	28,370
Drillisch AG	5,193	346,659
Duerr AG	3,012	365,768
Elmos Semiconductor AG	1,168	28,368
ElringKlinger AGc	3,331	57,888
Evotec AGa	14,446	207,789
Ferratum OYJ	1,397	37,882
Freenet AG	14,899	501,156
Gerresheimer AG	3,653	300,492
Gerry Weber International AGc	2,956	37,605
GFT Technologies SEc	1,834	33,980
Grammer AG	1,075	60,836
Grand City Properties SA	12,426	256,526
GRENKE AGc	3,105	267,385
H&R GmbH & Co. KGaA[a]	1,461	19,800

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
H&R GmbH & Co. KGaA New[a]	1	$7
Hamborner REIT AG	8,904	95,152
Hamburger Hafen und Logistik AG	2,837	79,139
Hapag-Lloyd AGa,d	2,738	107,819
Heidelberger Druckmaschinen AGa,c	28,396	96,352
Hornbach Baumarkt AG	921	34,129
Hypoport AGa,c	367	50,409
Indus Holding AG	2,127	158,614
Isra Vision AG	381	69,581
Jenoptik AG	5,985	164,412
KION Group AG	8,238	712,225
Kloeckner & Co. SE	8,676	95,519
Koenig & Bauer AG	1,531	119,530
Krones AGc	1,833	227,457
KWS Saat SE	229	92,782
LEG Immobilien AG	7,347	704,144
LEONI AG	3,600	212,156
Manz AGa,c	495	19,551
METRO AG	20,677	231,617
MLP AG	7,342	53,582
MorphoSys AGa,c	3,215	233,987
MTU Aero Engines AG	6,045	883,399
Nemetschek SE	2,237	173,226
Nordex SEa,c	7,347	99,961
NORMA Group SE	3,696	223,457
OHB SE	611	21,809
PATRIZIA Immobilien AGa,c	5,356	96,521
PATRIZIA Immobilien AG New[a]	1	5
Pfeiffer Vacuum Technology AG	807	136,296
Rational AG	395	247,313
Rheinmetall AG	5,067	504,205
RHOEN-KLINIKUM AG	3,484	109,345
RIB Software SEc	4,098	72,956
Rocket Internet SEa,d	6,731	138,203
S&T AG	4,287	74,628
SAF-Holland SA	5,237	92,246
Salzgitter AG	4,530	202,499
Senvion SAa	3,040	45,931
SGL Carbon SEa,c	7,140	89,694
Siltronic AGa	2,435	264,120
Sixt Leasing SE	1,415	33,407
Sixt SE	1,407	99,067
SLM Solutions Group AGa,c	1,462	64,983
SMA Solar Technology AGc	1,407	50,860

Security	Shares	Value
Software AG	5,964	$259,922
STADA Arzneimittel AGc	6,661	516,749
STRATEC Biomedical AG	553	33,714
Stroeer SE & Co. KGaA[c]	3,211	206,362
Suedzucker AG	8,290	176,224
Surteco SE	895	26,327
TAG Immobilien AG	14,499	237,098
Takkt AG	3,804	92,995
TLG Immobilien AG	8,627	186,235
Uniper SE	23,420	480,176
VERBIO Vereinigte BioEnergie AG	2,540	28,767
Vossloh AGa	1,204	79,706
VTG AG	1,501	74,973
Wacker Chemie AGc	1,816	224,598
Wacker Neuson SE	3,254	87,069
WCM Beteiligungs & Grundbesitz-AG	13,042	49,051
Wirecard AGc	13,649	1,041,003
Wuestenrot & Wuerttembergische AG	2,718	69,907
XING AG	324	94,735
Zeal Network SE	813	22,334
zooplus AGa,c	694	131,980

		18,191,396
HONG KONG — 0.00%
China Hongxing Sports Ltd.[a,b]	198,000	1
Peace Mark Holdings Ltd.[a,b]	30,000	—
Real Gold Mining Ltd.[a,b]	27,000	16

		17
IRELAND — 1.69%
C&C Group PLC	38,079	137,379
Dalata Hotel Group PLC[a]	21,420	119,957
Glanbia PLC	22,522	464,685
Green REIT PLC	77,063	133,924
Hibernia REIT PLC	82,202	135,973
Irish Continental Group PLC	19,112	121,003
Irish Residential Properties REIT PLC	41,460	65,501
Kingspan Group PLC	17,648	585,093
Origin Enterprises PLC	15,019	116,515
Permanent TSB Group Holdings PLC[a]	15,864	38,343
Smurfit Kappa Group PLC	27,542	815,697

		2,734,070

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
ISRAEL — 0.00%
Africa Israel Investments Ltd.[a]	1	$—

		—
ITALY — 7.03%
A2A SpA	181,829	308,273
ACEA SpA	6,163	92,135
Actelios SpA	13,561	20,289
Amplifon SpA	10,505	150,359
Anima Holding SpA[d]	26,371	213,598
Ascopiave SpA	8,357	34,130
Astaldi SpA	5,708	37,888
ASTM SpA	5,183	112,743
Autogrill SpA	14,782	174,803
Azimut Holding SpA	13,358	298,288
Banca Carige SpA[a,c]	70,119	20,998
Banca Generali SpA	6,813	240,976
Banca IFIS SpA	2,493	116,688
Banca Mediolanum SpA	30,404	264,904
Banca Monte dei Paschi di Siena SpA[a,b]	1,764	—
Banca Popolare di Sondrio SCPA	52,756	229,764
Banco BPM SpA[a,c]	176,185	641,862
Beni Stabili SpA SIIQ	104,740	83,355
Biesse SpA	1,590	60,381
BPER Banca	55,880	306,486
Brembo SpA	17,473	267,809
Brunello Cucinelli SpA	3,573	104,472
Buzzi Unicem SpA	8,628	217,690
Cairo Communication SpA	8,521	39,602
Cementir Holding SpA	4,621	32,798
Cerved Information Solutions SpA	22,692	259,513
CIR-Compagnie Industriali Riunite SpA	36,857	54,709
Credito Emiliano SpA	9,679	83,190
Credito Valtellinese SpA[a,c]	12,922	62,342
Danieli & C Officine Meccaniche SpA	1,423	36,507
Danieli & C Officine Meccaniche SpA RSP	4,577	85,315
Datalogic SpA	2,371	72,681
Davide Campari-Milano SpA	67,464	497,523
De’ Longhi SpA	6,940	227,303
DeA Capital SpA	10,800	15,993
DiaSorin SpA	2,604	225,961

Security	Shares	Value
Ei Towers SpA	1,959	$119,409
El.En. SpA	1,234	36,067
Enav SpA[d]	31,448	143,785
ERG SpA	6,964	99,184
Esprinet SpA	3,361	25,856
Fila SpA	1,823	40,085
Fincantieri SpA[a]	56,972	67,036
FinecoBank Banca Fineco SpA	45,940	401,621
GEDI Gruppo Editoriale SpA[a]	19,941	18,503
Geox SpA[c]	8,975	35,469
Hera SpA	86,649	278,895
Immobiliare Grande Distribuzione SIIQ SpA	47,606	46,305
Industria Macchine Automatiche SpA	2,050	202,420
Infrastrutture Wireless Italiane SpA[d]	27,842	178,900
Interpump Group SpA	8,229	249,632
Iren SpA	68,546	173,754
Italgas SpA	56,509	309,802
Italmobiliare SpA	1,661	47,000
Juventus Football Club SpA[a,c]	45,919	32,077
La Doria SpA	1,270	15,363
Maire Tecnimont SpA[c]	14,170	79,155
MARR SpA	3,859	98,366
Mediaset SpA[a]	54,904	214,003
Moncler SpA	18,913	506,175
OVS SpA[d]	15,799	118,934
Piaggio & C SpA	19,043	52,717
RAI Way SpA[d]	11,125	61,017
Reply SpA	542	114,193
Safilo Group SpA[a]	3,614	27,632
Salini Impregilo SpA	19,983	70,020
Salvatore Ferragamo SpA	5,887	170,118
Saras SpA	55,341	126,775
Societa Cattolica di Assicurazioni Scrl	17,203	148,163
Societa Iniziative Autostradali e Servizi SpA	9,222	126,341
Sogefi SpA[a]	5,585	28,183
Tamburi Investment Partners SpA	8,078	54,144
Technogym SpA[d]	5,815	42,781
Tod’s SpA[c]	1,147	79,381
Unione di Banche Italiane SpA	119,804	577,143
Unipol Gruppo Finanziario SpA	45,814	213,898

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Yoox Net-A-Porter Group SpA[a]	6,352	$209,318
Zignago Vetro SpA	3,088	27,360

		11,358,308
NETHERLANDS — 3.82%
Aalberts Industries NV	11,581	503,833
Accell Group	2,841	86,284
AMG Advanced Metallurgical Group NV	3,043	104,689
Arcadis NV	7,992	162,869
ASM International NV	5,565	333,699
ASR Nederland NV	11,321	426,452
Basic-Fit NVa,d	3,499	65,345
BE Semiconductor Industries NV	4,179	270,445
BinckBank NV	7,393	40,540
Brunel International NVc	2,346	35,916
Corbion NV	6,722	216,280
Eurocommercial Properties NV	5,678	228,847
Flow Traders[d]	3,285	99,072
ForFarmers NV	2,465	29,905
Fugro NV CVA[a]	9,812	156,983
IMCD Group NV	6,120	341,545
Intertrust NVd	5,885	100,642
InterXion Holding NVa	8,202	392,630
Kendrion NV	1,565	66,425
Koninklijke BAM Groep NV	12,650	74,960
NSI NV	2,140	83,311
OCI NVa,c	8,569	183,013
Philips Lighting NVd	10,449	395,452
PostNL NV	48,927	230,740
Refresco Group NVd	6,618	128,821
SBM Offshore NV	19,872	342,299
SIF Holding NV	1,041	23,669
Takeaway.com Holding BVa,d	2,013	91,599
TKH Group NV	4,486	273,388
TomTom NVa,c	14,836	157,127
VastNed Retail NV	2,137	97,254
VTTI Energy Partners LP	3,014	59,376
Wereldhave NV	4,677	225,640
Wessanen[c]	8,406	147,669

		6,176,719
NORWAY — 2.87%
Akastor ASA[a]	17,495	35,427
Aker ASA Class A	2,617	98,700
Aker BP ASA	11,769	221,039

Security	Shares	Value
Aker Solutions ASA[a,c]	17,386	$86,629
Atea ASA	9,214	112,531
Austevoll Seafood ASA	10,608	93,978
B2Holding ASA[c]	22,066	48,872
Bakkafrost P/F	4,834	188,982
Borregaard ASA	11,590	144,483
BW LPG Ltd.[c,d]	9,077	40,701
BW Offshore Ltd.[a]	10,595	32,450
DNO ASA[a,c]	75,720	87,781
Entra ASA[d]	12,813	169,458
Europris ASA[d]	18,605	86,886
Frontline Ltd./Bermuda[c]	8,795	50,757
Golden Ocean Group Ltd.[a,c]	8,044	58,131
Grieg Seafood ASA	5,852	47,919
Hexagon Composites ASA[a,c]	9,720	34,322
Hoegh LNG Holdings Ltd.	5,485	61,088
IDEX ASA[a,c]	49,478	49,156
Kongsberg Automotive ASA[a]	45,268	47,609
Leroy Seafood Group ASA	34,645	200,072
Nordic Nanovector ASA[a]	4,597	48,784
Nordic Semiconductor ASA[a,c]	14,313	70,465
Norway Royal Salmon ASA	1,524	26,038
Norwegian Air Shuttle ASA[a,c]	3,327	81,476
Norwegian Finans Holding ASA[a]	12,980	138,812
Norwegian Property ASA	20,661	26,018
Ocean Yield ASA[c]	5,966	50,589
Opera Software ASA	13,122	53,973
Petroleum Geo-Services ASA[a,c]	35,407	77,030
Protector Forsikring ASA[c]	7,527	73,351
REC Silicon ASA[a,c]	237,240	29,139
Salmar ASA	5,940	153,736
Scatec Solar ASA[c,d]	7,700	44,925
Seadrill Ltd.[a,c]	41,177	15,478
Selvaag Bolig ASA	4,944	22,838
Skandiabanken ASA[d]	8,710	97,557
Sparebank 1 Nord Norge	11,119	82,674
SpareBank 1 SMN	14,329	144,171
Stolt-Nielsen Ltd.[c]	3,000	45,562
Storebrand ASA	52,305	434,584
Subsea 7 SA	30,453	448,620
TGS Nopec Geophysical Co. ASA	11,850	249,256
Thin Film Electronics ASA[a,c]	90,862	45,078
Wallenius Wilhelmsen Logistics[a]	12,208	76,171
XXL ASA[d]	11,294	109,347

		4,642,643

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
PORTUGAL — 0.65%
Altri SGPS SA	7,216	$32,669
Banco Comercial Portugues SAa,c	1,142,376	325,132
Corticeira Amorim SGPS SA	4,592	63,885
CTT-Correios de Portugal SA	15,977	103,848
Mota-Engil SGPS SA	10,662	29,918
Navigator Co. SA (The)	21,130	90,681
NOS SGPS SA	29,965	190,069
REN – Redes Energeticas Nacionais SGPS SA	28,234	91,209
Semapa-Sociedade de Investimento e Gestao	2,736	52,918
Sonae SGPS SA	70,034	80,258

		1,060,587
SINGAPORE — 0.00%
Jurong Technologies Industrial Corp. Ltd.[a,b]	60,000	1

		1
SPAIN — 4.11%
Abengoa SA Class Ba,c	1,491,399	22,859
Acciona SA	3,391	288,855
Acerinox SAc	19,460	249,394
Almirall SAc	7,215	69,583
Applus Services SA	15,347	197,226
Atresmedia Corp. de Medios de Comunicacion SA	10,780	126,079
Axiare Patrimonio SOCIMI SA	7,988	148,567
Bolsas y Mercados Espanoles SHMSF SA	2,076	75,900
Cellnex Telecom SAc,d	17,676	395,960
Cia. de Distribucion Integral Logista Holdings SA	4,921	126,771
CIE Automotive SA	6,964	171,847
Codere SA/Spain[a]	132,165	70,120
Construcciones y Auxiliar de Ferrocarriles SA	2,312	102,465
Corp Financiera Alba SA	1,845	115,180
Ebro Foods SA	8,352	199,107
Ence Energia y Celulosa SA	16,512	70,084
Euskaltel SAd	10,037	102,172
Faes Farma SA	31,725	100,242
Fomento de Construcciones y Contratas SAa	8,503	93,493
Global Dominion Access SAa,d	5,961	27,487
Grupo Catalana Occidente SA	5,047	223,855

Security	Shares	Value
Hispania Activos Inmobiliarios SOCIMI SA	12,979	$233,206
Indra Sistemas SAa,c	14,538	224,452
Inmobiliaria Colonial SA	34,803	324,118
Lar Espana Real Estate SOCIMI SA	10,982	109,797
Liberbank SAa	48,162	55,477
Mediaset Espana Comunicacion SA	19,545	245,414
Melia Hotels International SA	13,806	213,476
Merlin Properties SOCIMI SA	41,435	555,934
Miquel y Costas & Miquel SA	1,707	62,892
NH Hotel Group SA	24,983	165,831
Obrascon Huarte Lain SA	12,399	52,042
Papeles y Cartones de Europa SA	4,895	42,822
Pharma Mar SAa	21,008	95,358
Promotora de Informaciones SAa,c	5,923	22,374
Prosegur Cia. de Seguridad SA	32,710	223,292
Realia Business SAa	26,470	34,173
Sacyr SAa,c	41,145	109,535
Saeta Yield SA	5,906	67,543
Talgo SAc,d	11,707	67,481
Tecnicas Reunidas SA	4,002	141,386
Telepizza Group SAa,d	10,233	60,324
Tubacex SAa	12,975	50,482
Viscofan SA	4,689	278,573
Zardoya Otis SA	22,578	236,115

		6,649,343
SWEDEN — 9.22%
AAK AB	3,434	253,441
AcadeMedia ABa,d	4,408	31,470
AF AB Class B	7,472	163,406
Ahlsell ABd	20,244	139,147
Alimak Group ABc,d	3,743	64,781
Attendo ABd	12,065	151,390
Avanza Bank Holding AB	2,806	115,549
Axfood AB	12,244	205,857
Bergman & Beving AB Class B	3,034	37,507
Betsson AB	13,455	129,160
Bilia AB Class A	9,600	92,570
BillerudKorsnas AB	20,563	324,623
BioGaia AB Class B	1,740	64,747
Bonava AB Class B	9,873	172,462
Bravida Holding ABd	19,875	148,773

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Bufab AB	3,797	$42,481
Bure Equity AB	5,739	70,416
Byggmax Group AB	6,878	55,481
Camurus ABa	1,998	32,110
Capio ABd	10,589	60,086
Castellum AB	30,180	468,237
Catena Media PLC[a]	3,668	41,491
Cherry ABa	7,126	48,232
Clas Ohlson AB Class B	4,201	86,211
Cloetta AB Class B	25,944	92,691
Collector ABa,c	3,610	42,888
Com Hem Holding AB	17,535	255,794
D. Carnegie & Co. ABa,c	3,336	48,252
Dios Fastigheter AB	10,281	59,990
Dometic Group ABd	34,321	289,578
Duni AB	4,141	59,895
Dustin Group ABd	6,275	52,556
Elanders AB Class B	1,955	23,262
Elekta AB Class B	42,864	411,998
Eltel ABa,c,d	15,549	49,401
Evolution Gaming Group ABd	2,298	141,731
Fabege AB	15,399	303,638
Fastighets AB Balder Class Ba	11,786	299,420
Fingerprint Cards AB Class Ba,c	37,204	173,854
Granges AB	8,839	97,525
Gunnebo AB	4,926	26,186
Haldex ABa	4,218	56,186
Hansa Medical ABa	2,662	60,881
Hemfosa Fastigheter AB	17,380	212,817
Hexpol AB	28,745	293,702
Hoist Finance ABc,d	8,057	89,145
Holmen AB Class B	5,766	259,892
Hufvudstaden AB Class A	12,963	225,317
Humana AB	3,120	20,828
Indutrade AB	10,465	257,839
Intrum Justitia AB	8,407	273,130
Investment AB Oresund	3,300	58,644
Inwido AB	6,781	85,087
ITAB Shop Concept AB Class B	4,326	37,302
JM AB	8,070	282,733
Kambi Group PLC[a]	2,822	24,159
KappAhl AB	7,041	40,040
Kindred Group PLC	25,426	282,422
Klovern AB Class B	68,265	87,008
Kungsleden AB	21,532	141,345
LeoVegas ABd	8,190	64,292
Lindab International AB	7,802	81,887

Security	Shares	Value
Loomis AB Class B	8,342	$309,381
Magnolia Bostad ABc	1,538	16,161
Mekonomen AB	2,762	58,046
Modern Times Group MTG AB Class B	6,111	212,135
Mycronic ABc	7,361	76,667
NCC AB Class B	9,847	255,882
NetEnt AB	20,364	196,111
New Wave Group AB Class B	5,342	37,147
Nibe Industrier AB Class B	41,409	394,430
Nobia AB	12,264	125,762
Nobina ABd	10,410	51,220
Nolato AB Class B	2,366	103,689
Nordax Group ABd	11,709	64,125
Oriflame Holding AG	4,867	186,520
Pandox AB	8,133	146,089
Paradox Interactive AB	2,476	20,202
Peab AB	21,304	249,673
Probi ABc	808	36,959
Ratos AB Class B	24,282	115,871
RaySearch Laboratories ABa	2,672	65,404
Recipharm AB Class Bc	5,236	62,788
Resurs Holding ABd	10,721	70,775
Rezidor Hotel Group AB	6,198	23,829
Saab AB	7,481	346,534
SAS ABa	9,680	23,096
Scandi Standard AB	5,403	38,574
Scandic Hotels Group ABd	8,959	124,322
SkiStar AB	2,616	58,050
SSAB AB Class Aa,c	24,684	124,472
SSAB AB Class Ba	63,181	260,408
Starbreeze ABa,c	24,758	46,522
Svenska Cellulosa AB SCA Class B	70,757	584,754
Sweco AB Class B	8,353	203,738
Swedish Orphan Biovitrum ABa,c	18,887	287,191
Tethys Oil AB	3,903	28,106
Thule Group ABd	11,840	230,095
Tobii ABa,c	9,099	40,720
Trelleborg AB Class B	28,207	663,239
Victoria Park AB Class B	11,204	38,090
Vitrolife AB	1,515	122,488
Volati AB	2,829	26,055
Wallenstam AB Class B	21,263	216,072
Wihlborgs Fastigheter AB	8,021	194,748

		14,899,083

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
SWITZERLAND — 8.40%
Allreal Holding AG Registered	1,575	$287,135
ALSO Holding AG	592	77,616
ams AG	6,401	462,735
APG SGA SA	157	71,068
Arbonia AG Registered[a,c]	3,972	75,747
Aryzta AGc	10,683	344,124
Ascom Holding AG Registered	3,997	79,331
Autoneum Holding AG	324	78,041
Bachem Holding AG Class B Registered	553	61,441
Banque Cantonale Vaudoise Registered	348	252,294
Basilea Pharmaceutica AG Registered[a,c]	1,302	116,119
Bell Food Group AG	160	73,794
BKW AG	1,529	87,317
Bobst Group SA Registered	954	106,489
Bossard Holding AG	692	149,897
Bucher Industries AG Registered	773	258,374
Burckhardt Compression Holding AGc	355	105,689
Burkhalter Holding AG	453	64,322
Cembra Money Bank AG	3,367	302,728
Clariant AG Registered	34,737	810,056
Comet Holding AG Registered	811	115,995
Conzzeta AG	158	165,721
COSMO Pharmaceuticals NV	963	154,304
Daetwyler Holding AG Bearer	875	143,377
dormakaba Holding AG Class B	367	327,879
EDAG Engineering Group AG	1,164	18,390
EFG International AGc	10,211	76,092
Emmi AG	248	175,169
Feintool International Holding AG	155	18,972
Flughafen Zurich AG	2,319	592,939
Forbo Holding AG Registered	136	206,780
GAM Holding AG	18,625	294,379
Georg Fischer AG Registered	475	541,535
Gurit Holding AG Bearer	42	50,582
Helvetia Holding AG Registered	750	420,143
Huber & Suhner AG Registered	1,406	100,475
Idorsia Ltd.[a]	11,362	213,144
Implenia AG Registered	1,822	135,113
Inficon Holding AG Registered	192	105,567
Intershop Holdings AG	120	59,481

Security	Shares	Value
Investis Holding SA	371	$22,533
Kardex AG Bearer	726	80,211
Komax Holding AG Registered	420	122,972
Kudelski SA Bearer	4,337	69,223
Leonteq AGa,c	931	52,684
Logitech International SA Registered	18,115	659,939
Meyer Burger Technology AGa,c	60,863	95,882
Mobilezone Holding AG	2,840	41,208
Mobimo Holding AG Registered	721	206,246
Molecular Partners AGa,c	1,091	30,756
Newron Pharmaceuticals SpA[a,c]	1,573	31,139
OC Oerlikon Corp. AG Registered	23,722	347,895
Orior AG	577	43,117
Panalpina Welttransport Holding AG Registered	1,238	157,180
PSP Swiss Property AG Registered	4,804	438,153
Rieter Holding AG Registered	349	81,024
Santhera Pharmaceuticals Holding AGa,c	625	46,575
Schmolz + Bickenbach AG Registered[a]	49,020	45,217
Schweiter Technologies AG Bearer	115	151,728
SFS Group AG	1,958	223,226
Siegfried Holding AG Registered	385	112,226
St Galler Kantonalbank AG Registered	291	129,915
Sulzer AG Registered	1,588	178,575
Sunrise Communications Group AGd	3,928	310,218
Swissquote Group Holding SA Registered	1,036	29,904
Tecan Group AG Registered	1,271	237,642
Temenos Group AG Registered	6,880	666,715
u-blox Holding AG	754	150,120
Valiant Holding AG Registered	1,830	216,220
Valora Holding AG Registered	318	105,797
VAT Group AGd	2,093	275,928
Vontobel Holding AG Registered	3,024	201,684
VZ Holding AG	324	104,603
Walter Meier AG	422	19,660
Ypsomed Holding AGc	439	68,704
Zehnder Group AG	1,140	40,113

		13,575,286

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
UNITED KINGDOM — 31.93%
888 Holdings PLC	22,134	$75,139
AA PLC	70,819	228,089
Abcam PLC	21,289	288,241
Acacia Mining PLC	19,040	43,727
Advanced Medical Solutions Group PLC[c]	22,090	86,712
Aggreko PLC	29,748	332,767
Aldermore Group PLC[a]	29,888	85,583
Allied Minds PLC[a,c]	24,933	53,250
Amec Foster Wheeler PLC	45,309	265,096
Amerisur Resources PLC[a,c]	111,724	26,512
AO World PLC[a,c]	29,376	45,602
Arrow Global Group PLC	19,342	111,369
Ascential PLC	46,529	220,216
Ashmore Group PLC	45,434	215,632
ASOS PLC[a]	6,310	480,660
Assura PLC	211,195	178,473
AVEVA Group PLC	7,442	194,653
B&M European Value Retail SA	81,322	385,959
Balfour Beatty PLC	80,204	279,145
BBA Aviation PLC	119,926	473,839
Beazley PLC	60,813	410,886
Bellway PLC	14,265	599,920
Berendsen PLC	20,071	337,373
BGEO Group PLC	4,596	208,858
Biffa PLC[d]	28,845	85,658
Big Yellow Group PLC	17,427	178,055
Blue Prism Group PLC[a,c]	4,334	48,852
Bodycote PLC	22,263	267,089
boohoo.com PLC[a]	78,439	243,531
Booker Group PLC	196,915	499,735
Bovis Homes Group PLC	15,652	208,618
Brewin Dolphin Holdings PLC	33,425	158,196
Britvic PLC	30,637	288,387
BTG PLC[a]	44,792	389,150
Burford Capital Ltd.	21,754	311,745
Cairn Energy PLC[a]	67,212	159,230
Cairn Homes PLC[a]	72,140	133,108
Cape PLC	14,081	48,451
Capital & Counties Properties PLC	88,411	335,217
Card Factory PLC	35,501	143,544
Carillion PLC[c]	49,775	37,273
Centamin PLC	122,837	268,824
Chemring Group PLC	32,427	76,523

Security	Shares	Value
Chesnara PLC	16,681	$84,117
Cineworld Group PLC	21,895	199,026
Civitas Social Housing PLC	38,861	56,356
Clinigen Healthcare Ltd.[a]	11,348	149,906
Close Brothers Group PLC	17,533	355,965
CMC Markets PLC[d]	13,455	28,204
Conviviality PLC	19,022	96,486
Costain Group PLC	12,092	74,925
Countryside Properties PLC[d]	26,182	124,158
Countrywide PLC	19,201	39,110
Crest Nicholson Holdings PLC	29,700	210,654
CVS Group PLC	7,069	120,220
CYBG PLC[a]	102,626	361,513
Daily Mail & General Trust PLC Class A NVS	33,329	279,674
Dairy Crest Group PLC	16,331	127,780
Dart Group PLC	11,187	71,714
De La Rue PLC	11,820	103,938
Debenhams PLC	135,695	76,924
Dechra Pharmaceuticals PLC	10,809	252,938
Derwent London PLC	12,315	462,386
DFS Furniture PLC	24,706	69,051
Dialight PLC[a]	2,826	33,717
Dignity PLC	5,770	193,747
Diploma PLC	13,192	187,830
Domino’s Pizza Group PLC	57,104	200,554
Drax Group PLC	47,179	198,040
DS Smith PLC	117,961	750,821
Dunelm Group PLC	11,677	92,674
EI Group PLC[a]	55,989	105,184
Electrocomponents PLC	51,240	418,824
Elementis PLC	53,942	210,783
EMIS Group PLC	6,316	79,020
Empiric Student Property PLC	59,187	85,637
EnQuest PLC ADR[a]	126,995	56,087
Entertainment One Ltd.	39,938	125,681
Equiniti Group PLC[d]	34,912	121,049
Essentra PLC	30,604	216,057
esure Group PLC	34,023	132,948
Evraz PLC[a]	40,936	128,444
Faroe Petroleum PLC[a]	35,783	41,396
Fenner PLC	21,383	97,186
Ferrexpo PLC	34,142	107,306
Fevertree Drinks PLC	10,703	303,230
FirstGroup PLC[a]	139,823	212,908

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Forterra PLC[d]	11,740	$44,885
Foxtons Group PLC	30,081	35,692
Galliford Try PLC	9,601	171,635
GB Group PLC	13,958	67,902
Genus PLC	7,091	161,634
Go-Ahead Group PLC	5,013	118,630
Gocompare.Com Group PLC[a]	34,091	50,899
Grafton Group PLC	26,187	265,314
Grainger PLC	48,366	167,506
Great Portland Estates PLC	38,033	301,848
Greencore Group PLC	81,650	240,906
Greene King PLC	35,978	324,906
Greggs PLC	11,787	170,933
GVC Holdings PLC	32,460	328,869
Halfords Group PLC	23,231	102,048
Halma PLC	44,106	639,037
Hansteen Holdings PLC	86,350	144,576
Hastings Group Holdings PLC[d]	22,827	92,358
Hays PLC	159,161	349,996
Helical PLC	11,666	53,061
Hill & Smith Holdings PLC	9,135	161,378
Hiscox Ltd.	33,184	567,851
Hochschild Mining PLC	29,441	122,806
Homeserve PLC	32,436	310,024
Hostelworld Group PLC[d]	11,136	43,236
Hotel Chocolat Group Ltd.[a]	4,629	19,345
Howden Joinery Group PLC	73,075	409,342
Hunting PLC[a]	16,211	99,956
Hurricane Energy PLC[a,c]	89,581	35,430
Ibstock PLC[d]	35,546	119,498
IG Group Holdings PLC	42,942	360,339
Imagination Technologies Group PLC[a,c]	29,473	56,147
Inchcape PLC	48,954	518,244
Indivior PLC	83,687	423,662
Informa PLC	95,816	878,549
Intermediate Capital Group PLC	33,781	404,157
International Personal Finance PLC	25,782	64,580
Interserve PLC	16,765	49,896
iomart Group PLC	8,603	35,840
IQE PLC[a]	70,921	99,109
ITE Group PLC	30,737	73,041
IWG PLC	80,307	347,263
J D Wetherspoon PLC[c]	9,000	121,380

Security	Shares	Value
Jackpotjoy PLC[a,c]	6,002	$53,253
JD Sports Fashion PLC	50,966	240,477
Jimmy Choo PLC[a]	13,021	39,225
John Laing Group PLC[d]	42,690	175,820
John Menzies PLC	8,717	80,674
John Wood Group PLC	44,254	356,179
Jupiter Fund Management PLC	51,008	359,096
Just Eat PLC[a]	63,133	516,451
Just Group PLC	65,221	126,483
Kainos Group PLC	7,524	28,766
KAZ Minerals PLC[a]	28,528	270,039
Kcom Group PLC	58,000	70,156
Keller Group PLC	8,393	97,371
Keywords Studios PLC	5,074	75,522
Kier Group PLC	11,321	192,384
Ladbrokes Coral Group PLC	111,384	185,756
Laird PLC	56,651	111,655
Lancashire Holdings Ltd.	22,167	212,457
LondonMetric Property PLC	80,423	178,441
Lonmin PLC[a,c]	29,912	32,632
Lookers PLC	36,751	53,296
Luceco PLC[c,d]	9,434	27,953
Majestic Wine PLC[c]	6,253	26,359
Man Group PLC	194,558	410,393
Marshalls PLC	23,201	117,240
Marston’s PLC	73,504	112,409
McCarthy & Stone PLC[d]	56,365	126,102
Melrose Industries PLC	219,396	672,195
Metro Bank PLC[a]	7,006	334,541
Micro Focus International PLC	26,676	785,308
Mitchells & Butlers PLC	24,412	77,820
Mitie Group PLC	41,743	146,495
Moneysupermarket.com Group PLC	63,541	278,198
Morgan Advanced Materials PLC	33,023	130,346
N Brown Group PLC	18,132	74,677
National Express Group PLC	53,431	256,475
NCC Group PLC[c]	32,241	82,460
NewRiver REIT PLC	34,955	162,673
NEX Group PLC	37,622	331,073
NMC Health PLC	9,487	283,038
Northgate PLC	15,447	87,914
Nostrum Oil & Gas PLC[a]	9,767	52,149
Novae Group PLC	7,173	66,716

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Ocado Group PLC[a,c]	62,220	$246,985
On the Beach Group PLC[d]	11,425	70,039
OneSavings Bank PLC	16,884	87,968
Ophir Energy PLC[a]	81,450	78,387
Oxford Instruments PLC	6,319	87,389
P2P Global Investments PLC/Fund	9,817	114,474
Pagegroup PLC	37,929	244,868
Pan African Resources PLC	222,995	40,423
Pantheon Resources PLC[a,c]	22,945	14,066
Paragon Group of Companies PLC (The)	32,066	183,047
Paysafe Group PLC[a]	53,522	416,308
Pendragon PLC	164,913	65,224
Pennon Group PLC	48,151	511,013
Petra Diamonds Ltd.[a,c]	61,452	77,370
Pets at Home Group PLC	40,441	86,638
Phoenix Group Holdings	43,341	435,682
Photo-Me International PLC	30,929	66,668
Playtech PLC	29,521	373,817
Plus500 Ltd.	9,393	78,138
Polypipe Group PLC	23,075	122,049
Premier Foods PLC[a]	77,394	40,048
Premier Oil PLC[a,c]	59,327	47,319
Primary Health Properties PLC	66,438	101,384
Purplebricks Group PLC[a,c]	25,211	159,537
PZ Cussons PLC	32,362	154,744
QinetiQ Group PLC	66,393	211,120
Rank Group PLC	20,225	62,393
Rathbone Brothers PLC	5,947	209,648
Redde PLC	35,254	69,716
Redefine International PLC/Isle of Man	159,384	80,751
Redrow PLC	25,775	201,164
Renewi PLC	88,120	106,879
Renishaw PLC	4,222	232,105
Rentokil Initial PLC	212,720	814,957
Restaurant Group PLC (The)	23,378	103,063
Restore PLC[c]	12,416	78,078
Rightmove PLC	10,822	600,363
Rotork PLC	101,177	308,790
RPC Group PLC	48,212	569,500
RPS Group PLC	25,866	93,179
SafeCharge International Group Ltd.	6,072	22,414
Safestore Holdings PLC	24,327	135,470

Security	Shares	Value
Saga PLC	129,880	$357,351
Savills PLC	16,218	195,422
Scapa Group PLC	15,913	100,646
Schroder REIT Ltd.	59,492	48,627
Senior PLC	48,570	159,056
Serco Group PLC[a]	127,756	186,954
Shaftesbury PLC	27,580	357,420
SIG PLC	65,453	142,810
Sirius Minerals PLC[a]	458,363	182,493
Smart Metering Systems PLC[c]	8,404	67,751
SOCO International PLC	23,472	37,520
Softcat PLC	12,510	65,970
SolGold PLC[a]	78,887	41,340
Sophos Group PLC[d]	31,916	189,975
Sound Energy PLC[a,c]	70,107	36,739
Spectris PLC	13,855	449,337
Spirax-Sarco Engineering PLC	8,549	626,644
Spire Healthcare Group PLC[d]	32,567	148,125
Sports Direct International PLC[a,c]	29,942	149,646
SSP Group PLC	55,257	371,161
ST Modwen Properties PLC	21,876	103,392
Staffline Group PLC	2,286	36,587
Stagecoach Group PLC	49,814	118,407
Stallergenes Greer PLC[a]	452	19,131
Standard Life Investment Property Income Trust Ltd.	42,128	51,235
Stobart Group Ltd.	37,034	134,607
Stock Spirits Group PLC	20,718	44,658
SuperGroup PLC	6,121	120,883
Synthomer PLC	31,531	204,103
TalkTalk Telecom Group PLC[c]	61,022	144,807
Ted Baker PLC	3,347	111,151
Telecom Plus PLC	7,423	112,247
Telford Homes PLC	7,844	41,209
Telit Communications PLC[c]	11,875	42,700
Thomas Cook Group PLC	169,457	245,521
TP ICAP PLC	64,602	414,683
Tritax Big Box REIT PLC	159,380	314,758
Tullow Oil PLC[a]	160,411	355,494
UBM PLC	45,807	437,825
UDG Healthcare PLC[c]	28,807	321,671
Ultra Electronics Holdings PLC	9,014	249,199
UNITE Group PLC (The)	25,761	227,885
Vectura Group PLC[a,c]	71,018	106,828

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Vedanta Resources PLC	9,376	$95,117
Vesuvius PLC	25,197	180,542
Victoria PLC[a]	6,926	50,220
Victrex PLC	9,980	259,327
Virgin Money Holdings UK PLC	33,592	126,437
Watkin Jones PLC	20,968	53,904
WH Smith PLC	12,944	300,339
William Hill PLC	99,817	329,642
Workspace Group PLC	14,221	171,547
ZPG PLC[d]	33,189	158,786

		51,608,434
UNITED STATES — 0.01%
Gaming Innovation Group Inc.[a]	37,029	22,682

		22,682

TOTAL COMMON STOCKS
(Cost: $142,999,416)		160,270,514

PREFERRED STOCKS — 0.61%

GERMANY — 0.57%
Biotest AG, Preference Shares	2,286	61,855
Draegerwerk AG & Co. KGaA, Preference Shares	881	94,418
Jungheinrich AG, Preference Shares	5,574	220,679
Sartorius AG, Preference Shares	4,134	389,675
Sixt SE, Preference Shares	1,967	111,293
STO SE & Co. KGaA, Preference Shares	300	42,197

		920,117
ITALY — 0.04%
Buzzi Unicem SpA RSP, Preference Shares	4,714	67,083

		67,083

TOTAL PREFERRED STOCKS
(Cost: $774,537)		987,200

SHORT-TERM INVESTMENTS — 7.40%

MONEY MARKET FUNDS — 7.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	11,893,708	11,897,276

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	65,262	$65,262

		11,962,538

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,961,428)		11,962,538

TOTAL INVESTMENTS IN SECURITIES — 107.16%
(Cost: $155,735,381)[h]		173,220,252
Other Assets, Less Liabilities — (7.16)%		(11,574,233)

NET ASSETS — 100.00%		$161,646,019

ADR — American Depositary Receipts

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $158,913,070. Net unrealized appreciation was $14,307,182, of which $21,957,074 represented gross unrealized appreciation on securities and $7,649,892 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI EUROPE SMALL-CAP ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$160,270,312	$5	$197	$160,270,514
Preferred stocks	987,200	—	—	987,200
Money market funds	11,962,538	—	—	11,962,538

Total	$173,220,050	$5	$197	$173,220,252

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol EAFE ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$—	$6,566,471,644
Affiliated (Note 2)	1,821,663	16,639,316	16,025,149

Total cost of investments	$1,821,663	$16,639,316	$6,582,496,793

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$—	$7,194,795,446
Affiliated (Note 2)	2,053,891	18,568,626	16,028,767

Total fair value of investments	2,053,891	18,568,626	7,210,824,213
Foreign currency, at value[b]	—	—	10,265,428
Receivables:
Investment securities sold	26,004	208,380	—
Due from custodian (Note 4)	—	—	241,690
Dividends and interest	133	7	17,809,698
Unrealized appreciation on forward currency contracts (Note 1)	16,644	203,778	—
Capital shares sold	—	—	686,881
Tax reclaims	—	—	13,961,343
Foreign withholding tax claims (Note 8)	—	—	257,851

Total Assets	2,096,672	18,980,791	7,254,047,104

LIABILITIES
Payables:
Investment securities purchased	—	—	241,690
Collateral for securities on loan (Note 1)	638,000	—	14,272,318
Unrealized depreciation on forward currency contracts (Note 1)	55,070	549,283	—
Professional fees (Note 8)	—	—	2,579
Investment advisory fees (Note 2)	35	472	1,203,466

Total Liabilities	693,105	549,755	15,720,053

NET ASSETS	$1,403,567	$18,431,036	$7,238,327,051

Net assets consist of:
Paid-in capital	$1,262,984	$17,212,438	$6,969,078,582
Undistributed (distributions in excess of) net investment income	100	—	(18,564,686)
Accumulated net realized loss	(53,319)	(365,207)	(341,179,410)
Net unrealized appreciation	193,802	1,583,805	628,992,565

NET ASSETS	$1,403,567	$18,431,036	$7,238,327,051

Shares outstanding[c]	50,000	700,000	102,900,000

Net asset value per share	$28.07	$26.33	$70.34

[a]	Securities on loan with values of $629,416, $ — and $13,657,900, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $10,116,089, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares Edge MSCI Min Vol Europe Currency Hedged ETF	iShares Edge MSCI Min Vol Europe ETF	iShares MSCI Europe Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$—	$35,570,106	$143,773,953
Affiliated (Note 2)	3,449,546	20,290	11,961,428

Total cost of investments	$3,449,546	$35,590,396	$155,735,381

Investments in securities, at fair value[a] (Note 1):
Unaffiliated	$—	$35,905,051	$161,257,714
Affiliated (Note 2)	3,654,936	20,290	11,962,538

Total fair value of investments	3,654,936	35,925,341	173,220,252
Foreign currency, at value[b]	—	42,398	75,236
Receivables:
Investment securities sold	53,929	—	—
Dividends and interest	—	63,074	96,385
Unrealized appreciation on forward currency contracts (Note 1)	49,104	—	—
Capital shares sold	—	—	106,060
Tax reclaims	—	90,226	95,802

Total Assets	3,757,969	36,121,039	173,593,735

LIABILITIES
Payables:
Investment securities purchased	—	—	4,391
Collateral for securities on loan (Note 1)	—	3,198	11,896,317
Unrealized depreciation on forward currency contracts (Note 1)	135,166	—	—
Investment advisory fees (Note 2)	94	7,579	46,965
Proxy fees	—	11	43

Total Liabilities	135,260	10,788	11,947,716

NET ASSETS	$3,622,709	$36,110,251	$161,646,019

Net assets consist of:
Paid-in capital	$3,712,549	$37,886,891	$149,255,907
Undistributed net investment income	—	88,963	199,892
Accumulated net realized loss	(209,168)	(2,205,208)	(5,299,691)
Net unrealized appreciation	119,328	339,605	17,489,911

NET ASSETS	$3,622,709	$36,110,251	$161,646,019

Shares outstanding[c]	150,000	1,450,000	3,000,000

Net asset value per share	$24.15	$24.90	$53.88

[a]	Securities on loan with values of $ —, $2,951 and $11,413,906, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $41,871 and $74,556, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol EAFE ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$—	$—	$225,703,000
Dividends — affiliated (Note 2)	25,443	650,738	33,608
Securities lending income — affiliated — net (Note 2)	133	—	1,456,796
Foreign withholding tax claims (Note 8)	—	—	257,851

Total investment income	25,576	650,738	227,451,255

EXPENSES
Investment advisory fees (Note 2)	5,667	53,399	22,131,046
Proxy fees	30	400	140,570
Professional fees (Note 8)	—	—	6,194

Total expenses	5,697	53,799	22,277,810
Less investment advisory fees waived (Note 2)	(5,302)	(49,583)	(8,427,960)

Net expenses	395	4,216	13,849,850

Net investment income	25,181	646,522	213,601,405

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	—	(273,700,322)
Investments — affiliated (Note 2)	(800)	(26,046)	7,150
In-kind redemptions — unaffiliated	—	—	120,053,876
In-kind redemptions — affiliated (Note 2)	—	83,045	—
Foreign currency transactions	—	—	(1,512,493)
Forward currency contracts	22,236	(63,781)	—
Realized gain distributions from affiliated funds	—	—	14

Net realized gain (loss)	21,436	(6,782)	(155,151,775)

Net change in unrealized appreciation/depreciation on:
Investments	279,545	1,470,855	290,388,678
Forward currency contracts	(55,711)	(323,548)	—
Translation of assets and liabilities in foreign currencies	—	—	613,820

Net change in unrealized appreciation/depreciation	223,834	1,147,307	291,002,498

Net realized and unrealized gain	245,270	1,140,525	135,850,723

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$270,451	$1,787,047	$349,452,128

[a]	Net of foreign withholding tax of $ —, $ — and $15,352,534, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares Edge MSCI Min Vol Europe Currency Hedged ETF	iShares Edge MSCI Min Vol Europe ETF	iShares MSCI Europe Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$—	$1,175,641	$2,227,460
Dividends — affiliated (Note 2)	114,324	219	445
Securities lending income — affiliated — net (Note 2)	1,034	972	209,613

Total investment income	115,358	1,176,832	2,437,518

EXPENSES
Investment advisory fees (Note 2)	10,097	86,492	329,655
Proxy fees	80	548	2,182

Total expenses	10,177	87,040	331,837
Less investment advisory fees waived (Note 2)	(9,095)	—	—

Net expenses	1,082	87,040	331,837

Net investment income	114,276	1,089,792	2,105,681

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(1,851,603)	(1,376,016)
Investments — affiliated (Note 2)	(63,367)	(2)	(151)
In-kind redemptions — unaffiliated	—	2,265,341	1,767,409
Foreign currency transactions	—	16,479	22,516
Forward currency contracts	10,841	—	—
Realized gain distributions from affiliated funds	—	1	1

Net realized gain (loss)	(52,526)	430,216	413,759

Net change in unrealized appreciation/depreciation on:
Investments	277,619	1,268,648	19,573,227
Forward currency contracts	(76,468)	—	—
Translation of assets and liabilities in foreign currencies	—	7,496	4,748

Net change in unrealized appreciation/depreciation	201,151	1,276,144	19,577,975

Net realized and unrealized gain	148,625	1,706,360	19,991,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$262,901	$2,796,152	$22,097,415

[a]	Net of foreign withholding tax of $ —, $102,684 and $221,560, respectively.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI Europe Small-Cap ETF		iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
	Year ended July 31, 2017	Period from October 29, 2015[a] to July 31, 2016	Year ended July 31, 2017	Period from October 29, 2015[a] to July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$25,181	$44,514	$646,522	$167,244
Net realized gain (loss)	21,436	47,230	(6,782)	(192,297)
Net change in unrealized appreciation/depreciation	223,834	(30,032)	1,147,307	436,498

Net increase in net assets resulting from operations	270,451	61,712	1,787,047	411,445

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,081)	(44,529)	(646,942)	(167,244)
From net realized gain	(111,730)	—	(86,454)	—
Return of capital	—	—	—	(240)

Total distributions to shareholders	(136,811)	(44,529)	(733,396)	(167,484)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	3,687,498	11,102,256	8,530,229
Cost of shares redeemed	—	(2,434,754)	(2,499,061)	—

Net increase in net assets from capital share transactions	—	1,252,744	8,603,195	8,530,229

INCREASE IN NET ASSETS	133,640	1,269,927	9,656,846	8,774,190

NET ASSETS
Beginning of period	1,269,927	—	8,774,190	—

End of period	$1,403,567	$1,269,927	$18,431,036	$8,774,190

Undistributed net investment income included in net assets at end of period	$100	$—	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	—	150,000	450,000	350,000
Shares redeemed	—	(100,000)	(100,000)	—

Net increase in shares outstanding	—	50,000	350,000	350,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Min Vol EAFE ETF		iShares Edge MSCI Min Vol Europe Currency Hedged ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Period from October 29, 2015[a] to July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$213,601,405	$158,711,427	$114,276	$98,256
Net realized gain (loss)	(155,151,775)	42,124,364	(52,526)	48,959
Net change in unrealized appreciation/depreciation	291,002,498	172,364,865	201,151	(81,823)

Net increase in net assets resulting from operations	349,452,128	373,200,656	262,901	65,392

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(279,949,104)	(149,842,338)	(114,422)	(98,110)
From net realized gain	—	—	(266,149)	—
Return of capital	—	—	(85)	—

Total distributions to shareholders	(279,949,104)	(149,842,338)	(380,656)	(98,110)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,041,947,641	5,045,098,591	—	4,971,196
Cost of shares redeemed	(1,820,881,227)	(338,436,574)	—	(1,198,014)

Net increase (decrease) in net assets from capital share transactions	(778,933,586)	4,706,662,017	—	3,773,182

INCREASE (DECREASE) IN NET ASSETS	(709,430,562)	4,930,020,335	(117,755)	3,740,464

NET ASSETS
Beginning of period	7,947,757,613	3,017,737,278	3,740,464	—

End of period	$7,238,327,051	$7,947,757,613	$3,622,709	$3,740,464

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(18,564,686)	$17,324,154	$—	$146

SHARES ISSUED AND REDEEMED
Shares sold	15,300,000	77,400,000	—	200,000
Shares redeemed	(29,400,000)	(5,100,000)	—	(50,000)

Net increase (decrease) in shares outstanding	(14,100,000)	72,300,000	—	150,000

[a]	Commencement of operations.

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Min Vol Europe ETF		iShares MSCI Europe Small-Cap ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,089,792	$877,476	$2,105,681	$1,511,039
Net realized gain (loss)	430,216	(115,024)	413,759	(170,139)
Net change in unrealized appreciation/depreciation	1,276,144	(1,101,380)	19,577,975	(2,971,620)

Net increase (decrease) in net assets resulting from operations	2,796,152	(338,928)	22,097,415	(1,630,720)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,091,822)	(833,810)	(2,027,256)	(1,596,498)

Total distributions to shareholders	(1,091,822)	(833,810)	(2,027,256)	(1,596,498)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	38,656,837	57,247,229	90,904,689	13,073,662
Cost of shares redeemed	(40,380,294)	(35,993,416)	(8,774,296)	(2,297,534)

Net increase (decrease) in net assets from capital share transactions	(1,723,457)	21,253,813	82,130,393	10,776,128

INCREASE (DECREASE) IN NET ASSETS	(19,127)	20,081,075	102,200,552	7,548,910

NET ASSETS
Beginning of year	36,129,378	16,048,303	59,445,467	51,896,557

End of year	$36,110,251	$36,129,378	$161,646,019	$59,445,467

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$88,963	$59,666	$199,892	$(9,730)

SHARES ISSUED AND REDEEMED
Shares sold	1,600,000	2,400,000	1,850,000	300,000
Shares redeemed	(1,700,000)	(1,500,000)	(200,000)	(50,000)

Net increase (decrease) in shares outstanding	(100,000)	900,000	1,650,000	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Europe Small-Cap ETF

	Year ended Jul. 31, 2017	Period from Oct. 29, 2015[a] to Jul. 31, 2016
Net asset value, beginning of period	$25.40	$24.98

Income from investment operations:
Net investment income[b]	0.50	0.47
Net realized and unrealized gain[c]	4.91	0.40

Total from investment operations	5.41	0.87

Less distributions from:
Net investment income	(0.50)	(0.45)
Net realized gain	(2.24)	—

Total distributions	(2.74)	(0.45)

Net asset value, end of period	$28.07	$25.40

Total return	23.55%	3.53%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,404	$1,270
Ratio of expenses to average net assets[e,f]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.43%	0.43%
Ratio of net investment income to average net assets[e]	1.91%	2.57%
Portfolio turnover rate[g,h]	10%	9%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 61 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF

	Year ended Jul. 31, 2017	Period from Oct. 29, 2015[a] to Jul. 31, 2016
Net asset value, beginning of period	$25.07	$25.01

Income from investment operations:
Net investment income[b]	1.18	0.64
Net realized and unrealized gain[c]	1.38	0.05

Total from investment operations	2.56	0.69

Less distributions from:
Net investment income	(1.08)	(0.63)
Net realized gain	(0.22)	—
Return of capital	—	(0.00)[d]

Total distributions	(1.30)	(0.63)

Net asset value, end of period	$26.33	$25.07

Total return	10.59%	2.82%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,431	$8,774
Ratio of expenses to average net assets[f,g]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.38%	0.38%
Ratio of net investment income to average net assets[f]	4.60%	3.43%
Portfolio turnover rate[h,i]	10%	7%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 58 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$67.93	$67.51	$64.98	$58.54	$51.91

Income from investment operations:
Net investment income[a]	2.04	2.09	2.13	2.47	1.95
Net realized and unrealized gain[b]	3.18	0.00 [c]	2.17	6.12	5.97

Total from investment operations	5.22	2.09	4.30	8.59	7.92

Less distributions from:
Net investment income	(2.81)	(1.67)	(1.77)	(2.15)	(1.29)

Total distributions	(2.81)	(1.67)	(1.77)	(2.15)	(1.29)

Net asset value, end of year	$70.34	$67.93	$67.51	$64.98	$58.54

Total return	8.09%	3.19%	6.80%	14.83%	15.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$7,238,327	$7,947,758	$3,017,737	$1,247,523	$737,553
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees	0.32%	0.32%	0.33%	0.33%	0.34%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	0.32%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	3.09%	3.19%	3.26%	3.97%	3.38%
Portfolio turnover rate[d]	28%	22%	23%	20%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol Europe Currency Hedged ETF

	Year ended Jul. 31, 2017	Period from Oct. 29, 2015[a] to Jul. 31, 2016
Net asset value, beginning of period	$24.94	$25.10

Income from investment operations:
Net investment income[b]	0.76	0.94
Net realized and unrealized gain (loss)[c]	0.99	(0.12)

Total from investment operations	1.75	0.82

Less distributions from:
Net investment income	(0.76)	(0.98)
Net realized gain	(1.78)	—
Return of capital	(0.00)[d]	—

Total distributions	(2.54)	(0.98)

Net asset value, end of period	$24.15	$24.94

Total return	8.31%	3.35%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,623	$3,740
Ratio of expenses to average net assets[f,g]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.28%	0.28%
Ratio of net investment income to average net assets[f]	3.17%	5.08%
Portfolio turnover rate[h,i]	11%	12%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 60 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Europe ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$23.31	$24.69	$24.72	$25.06

Income from investment operations:
Net investment income[b]	0.72	0.81	0.90	0.08
Net realized and unrealized gain (loss)[c]	1.61	(1.55)	(0.26)	(0.42)

Total from investment operations	2.33	(0.74)	0.64	(0.34)

Less distributions from:
Net investment income	(0.74)	(0.64)	(0.67)	—

Total distributions	(0.74)	(0.64)	(0.67)	—

Net asset value, end of period	$24.90	$23.31	$24.69	$24.72

Total return	10.29%	(2.98)%	2.70%	(1.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$36,110	$36,129	$16,048	$4,944
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	3.15%	3.46%	3.71%	2.11%
Portfolio turnover rate[f]	36%	32%	25%	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Europe Small-Cap ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$44.03	$47.18	$45.46	$39.13	$31.67

Income from investment operations:
Net investment income[a]	1.22	1.19	1.01	0.88	1.02
Net realized and unrealized gain (loss)[b]	9.56	(3.13)	1.79	6.46	7.59

Total from investment operations	10.78	(1.94)	2.80	7.34	8.61

Less distributions from:
Net investment income	(0.93)	(1.21)	(1.08)	(1.01)	(1.15)

Total distributions	(0.93)	(1.21)	(1.08)	(1.01)	(1.15)

Net asset value, end of year	$53.88	$44.03	$47.18	$45.46	$39.13

Total return	24.74%	(4.14)%	6.34%	18.86%	27.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$161,646	$59,445	$51,897	$45,456	$39,130
Ratio of expenses to average net assets	0.40%	0.40%	0.41%	0.50%	0.50%
Ratio of net investment income to average net assets	2.56%	2.69%	2.28%	1.98%	2.77%
Portfolio turnover rate[c]	16%	20%	65%	18%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2016, July 31, 2015 and July 31, 2014 were 20%, 65% and 17%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Europe Small-Cap	Non-diversified
Edge MSCI Min Vol EAFE Currency Hedged	Non-diversified
Edge MSCI Min Vol EAFE	Diversified
Edge MSCI Min Vol Europe Currency Hedged	Non-diversified
Edge MSCI Min Vol Europe	Diversified	[a]
MSCI Europe Small-Cap	Diversified

[a]	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

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iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.
The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the iShares Currency Hedged MSCI Europe Small-Cap ETF, iShares Edge MSCI Min Vol EAFE Currency Hedged ETF and iShares Edge MSCI Min Vol Europe Currency Hedged ETF have elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

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iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Currency Hedged MSCI Europe Small-Cap
JPMorgan Securities LLC	$629,416	$629,416	$—

Edge MSCI Min Vol EAFE
Credit Suisse Securities (USA) LLC	$3,971,346	$3,971,346	$—
Goldman Sachs & Co.	6,804,774	6,804,774	—
JPMorgan Securities LLC	648,755	648,755	—
Merrill Lynch, Pierce, Fenner & Smith	2,149,512	2,149,512	—
Morgan Stanley & Co. LLC	83,513	83,513	—

	$13,657,900	$13,657,900	$—

Edge MSCI Min Vol Europe
UBS AG	$2,951	$2,951	$—

MSCI Europe Small-Cap
Barclays Capital Inc.	$31,784	$31,784	$—
Citigroup Global Markets Inc.	763,205	763,205	—
Credit Suisse Securities (USA) LLC	622,402	622,402	—
Deutsche Bank Securities Inc.	407,628	407,628	—
HSBC Bank PLC	365,403	365,403	—
Jefferies LLC	512,198	512,198	—
JPMorgan Securities LLC	477,339	477,339	—
Merrill Lynch, Pierce, Fenner & Smith	807,434	807,434	—
Morgan Stanley & Co. LLC	4,432,619	4,432,619	—
Nomura Securities International Inc.	33,369	33,369	—
SG Americas Securities LLC	2,641	2,641	—
State Street Bank & Trust Company	1,692,746	1,640,145	(52,601)
UBS AG	1,237,111	1,237,111	—
UBS Securities LLC	28,027	28,027	—

	$11,413,906	$11,361,305	$(52,601)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Currency Hedged MSCI Europe Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.43%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in the iShares MSCI Europe Small-Cap ETF (“IEUS”), after taking into account any fee waivers by IEUS, plus 0.03%.

For its investment advisory services to the iShares Edge MSCI Min Vol EAFE Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.38%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in the iShares Edge MSCI Min Vol EAFE ETF (“EFAV”), after taking into account any fee waivers by EFAV, plus 0.03%.

For its investment advisory services to the iShares Edge MSCI Min Vol EAFE ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion, up to and including $120 billion[a]
0.227	Over $120 billion[a]

[a]	Break level added or amended effective July 1, 2017.

The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. For the iShares Edge MSCI Min Vol EAFE ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2021 in order to limit total annual operating expenses to 0.20% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Edge MSCI Min Vol Europe Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.28%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through November 30, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in the iShares Edge MSCI Min Vol Europe ETF (“EUMV”), after taking into account any fee waivers by EUMV, plus 0.03%.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Min Vol Europe	0.25%
MSCI Europe Small-Cap	0.40

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Europe Small-Cap	$34
Edge MSCI Min Vol EAFE	366,108
Edge MSCI Min Vol Europe Currency Hedged	268
Edge MSCI Min Vol Europe	232
MSCI Europe Small-Cap	50,205

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol EAFE	$111,584,472	$242,495,302
MSCI Europe Small-Cap	1,004,653	2,206,135

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of July 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Edge MSCI Min Vol Europe	1	10%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Europe Small-Cap	$126,126	$267,111
Edge MSCI Min Vol EAFE Currency Hedged	1,429,915	1,838,139
Edge MSCI Min Vol EAFE	2,092,614,460	1,966,317,914
Edge MSCI Min Vol Europe Currency Hedged	388,058	715,235
Edge MSCI Min Vol Europe	13,932,472	12,571,920
MSCI Europe Small-Cap	15,066,659	13,218,892

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol EAFE Currency Hedged	$11,062,355	$2,496,397
Edge MSCI Min Vol EAFE	808,084,685	1,753,703,710
Edge MSCI Min Vol Europe	36,321,766	38,831,918
MSCI Europe Small-Cap	89,002,047	8,536,177

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FORWARD CURRENCY CONTRACTS

Each currency-hedged fund uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held by the Fund or its underlying fund. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of forward currency contracts held as of July 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$16,644	$203,778	$49,104

Liabilities
	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$55,070	$549,283	$135,166

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended July 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Forward currency contracts	$22,236	$(63,781)	$10,841

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Net Change in Unrealized Appreciation/ Depreciation
	iShares Currency Hedged MSCI Europe Small- Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts:
Forward currency contracts	$(55,711)	$(323,548)	$(76,468)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended July 31, 2017:

	iShares Currency Hedged MSCI Europe Small-Cap ETF	iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Average amounts purchased in U.S. dollars	$1,891,072	$15,461,796	$4,738,725
Average amounts sold in U.S. dollars	$3,208,420	$29,413,191	$8,342,238

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Except for non-deliverable forward currency contracts, the forward currency contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities - affiliated” and “Payable due to broker for collateral.” To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of July 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Currency Hedged MSCI Europe Small-Cap ETF
Forward currency contracts	$16,644	$(16,644)	$—

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
Forward currency contracts	$203,778	$(203,778)	$—

iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts	$49,104	$(49,104)	$—

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI Europe Small-Cap ETF
Forward currency contracts	$55,070	$(16,644)	$38,426

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
Forward currency contracts	$549,283	$(203,778)	$345,505

iShares Edge MSCI Min Vol Europe Currency Hedged ETF
Forward currency contracts	$135,166	$(49,104)	$86,062

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Min Vol EAFE Currency Hedged	$79,254	$420	$(79,674)
Edge MSCI Min Vol EAFE	80,227,605	30,458,859	(110,686,464)
Edge MSCI Min Vol Europe	1,999,640	31,327	(2,030,967)
MSCI Europe Small-Cap	885,114	131,197	(1,016,311)

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
Currency Hedged MSCI Europe Small-Cap
Ordinary income	$84,286	$44,529
Long-term capital gain	52,525	—

	$136,811	$44,529

Edge MSCI Min Vol EAFE Currency Hedged
Ordinary income	$674,993	$167,244
Long-term capital gain	58,403	—
Return of capital	—	240

	$733,396	$167,484

Edge MSCI Min Vol EAFE
Ordinary income	$279,949,104	$149,842,338

Edge MSCI Min Vol Europe Currency Hedged
Ordinary income	$231,212	$98,110
Long-term capital gain	149,359	—
Return of capital	85	—

	$380,656	$98,110

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2017	2016

Edge MSCI Min Vol Europe
Ordinary income	$1,091,822	$833,810

MSCI Europe Small-Cap
Ordinary income	$2,027,256	$1,596,498

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI Europe Small-Cap	$100	$—	$224,500	$(84,017)	$140,583
Edge MSCI Min Vol EAFE Currency Hedged	—	—	1,831,225	(612,627)	1,218,598
Edge MSCI Min Vol EAFE	—	(306,311,341)	582,195,784	(6,635,974)	269,248,469
Edge MSCI Min Vol Europe Currency Hedged	—	—	154,759	(244,599)	(89,840)
Edge MSCI Min Vol Europe	127,478	(2,021,941)	117,823	—	(1,776,640)
MSCI Europe Small-Cap	882,793	(2,804,903)	14,312,222	—	12,390,112

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, foreign withholding tax reclaims, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Total
Edge MSCI Min Vol EAFE	$306,311,341	$—	$306,311,341
Edge MSCI Min Vol Europe	2,021,941	—	2,021,941
MSCI Europe Small-Cap	1,326,213	1,478,690	2,804,903

[a]	Must be utilized prior to losses subject to expiration.

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Edge MSCI Min Vol EAFE Currency Hedged	$9,472
MSCI Europe Small-Cap	240,986

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Edge MSCI Min Vol EAFE ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Currency Hedged MSCI Europe Small-Cap ETF,

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF, iShares Edge MSCI Min Vol EAFE ETF,

iShares Edge MSCI Min Vol Europe Currency Hedged ETF, iShares Edge MSCI Min Vol Europe ETF and

iShares MSCI Europe Small-Cap ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI Europe Small-Cap ETF, iShares Edge MSCI Min Vol EAFE Currency Hedged ETF, iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe Currency Hedged ETF, iShares Edge MSCI Min Vol Europe ETF and iShares MSCI Europe Small-Cap ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Europe Small-Cap	$25,439
Edge MSCI Min Vol EAFE Currency Hedged	601,682
Edge MSCI Min Vol EAFE	184,279,222
Edge MSCI Min Vol Europe Currency Hedged	107,615
Edge MSCI Min Vol Europe	1,161,142
MSCI Europe Small-Cap	2,174,646

For the fiscal year ended July 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol EAFE	$240,822,780	$14,636,783
Edge MSCI Min Vol Europe	1,278,325	88,474
MSCI Europe Small-Cap	2,449,020	182,259

For the fiscal year ended July 31, 2017, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Europe Small-Cap	$26,601	$2,157
Edge MSCI Min Vol EAFE Currency Hedged	563,503	37,032
Edge MSCI Min Vol Europe Currency Hedged	121,479	9,263

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended July 31, 2017:

iShares ETF	Long-term Capital Gains
Currency Hedged MSCI Europe Small-Cap	$52,525
Edge MSCI Min Vol EAFE Currency Hedged	58,403
Edge MSCI Min Vol Europe Currency Hedged	149,359

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited) (Continued)

iSHARES® TRUST

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended July 31, 2017:

iShares ETF	Short-Term Capital Gains
Currency Hedged MSCI Europe Small-Cap	$59,205
Edge MSCI Min Vol EAFE Currency Hedged	28,051
Edge MSCI Min Vol Europe Currency Hedged	116,790

TAX INFORMATION	81

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Currency Hedged MSCI Europe Small-Cap ETF and iShares MSCI Europe Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	83

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

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pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Min Vol EAFE Currency Hedged ETF iShares Edge MSCI Min Vol Europe Currency Hedged ETF and iShares Edge MSCI Min Vol Europe ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

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The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the

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Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

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securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares Edge MSCI Min Vol EAFE ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds

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sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also

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considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Europe Small-Cap	$0.501618	$2.234600	$—	$2.736218	18%	82%	—%	100%
Edge MSCI Min Vol EAFE Currency Hedged	1.081913	0.216136	—	1.298049	83	17	—	100
Edge MSCI Min Vol Europe Currency Hedged	0.763377	1.774327	—	2.537704	30	70	—	100
Edge MSCI Min Vol Europe	0.743263	—	—	0.743263	100	—	—	100
MSCI Europe Small-Cap	0.933910	—	—	0.933910	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Europe Small-Cap ETF

Period Covered: October 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	6	1.43%
Greater than 3.5% and Less than 4.0%	3	0.71
Greater than 3.0% and Less than 3.5%	1	0.24
Greater than 2.5% and Less than 3.0%	2	0.48
Greater than 2.0% and Less than 2.5%	3	0.71
Greater than 1.5% and Less than 2.0%	3	0.71
Greater than 1.0% and Less than 1.5%	17	4.04
Greater than 0.5% and Less than 1.0%	49	11.64
Greater than 0.0% and Less than 0.5%	104	24.70
At NAV	15	3.56
Less than 0.0% and Greater than –0.5%	153	36.34
Less than –0.5% and Greater than –1.0%	51	12.11
Less than –1.0% and Greater than –1.5%	10	2.38
Less than –1.5%	4	0.95

	421	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol EAFE Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.71%
Greater than 1.5% and Less than 2.0%	3	0.71
Greater than 1.0% and Less than 1.5%	8	1.90
Greater than 0.5% and Less than 1.0%	35	8.31
Greater than 0.0% and Less than 0.5%	164	38.95
At NAV	14	3.33
Less than 0.0% and Greater than –0.5%	159	37.77
Less than –0.5% and Greater than –1.0%	28	6.65
Less than –1.0% and Greater than –1.5%	2	0.48
Less than –1.5%	5	1.19

	421	100.00%

iShares Edge MSCI Min Vol EAFE ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	57	4.12
Greater than 0.5% and Less than 1.0%	278	20.10
Greater than 0.0% and Less than 0.5%	687	49.68
At NAV	6	0.43
Less than 0.0% and Greater than –0.5%	284	20.54
Less than –0.5% and Greater than –1.0%	44	3.18
Less than –1.0% and Greater than –1.5%	8	0.58
Less than –1.5% and Greater than –2.0%	1	0.07

	1,383	100.00%

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol Europe Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.24%
Greater than 2.0% and Less than 2.5%	2	0.48
Greater than 1.5% and Less than 2.0%	3	0.71
Greater than 1.0% and Less than 1.5%	6	1.43
Greater than 0.5% and Less than 1.0%	45	10.69
Greater than 0.0% and Less than 0.5%	135	32.06
At NAV	16	3.80
Less than 0.0% and Greater than –0.5%	160	37.99
Less than –0.5% and Greater than –1.0%	42	9.98
Less than –1.0% and Greater than –1.5%	5	1.19
Less than –1.5% and Greater than –2.0%	2	0.48
Less than –2.0%	4	0.95

	421	100.00%

iShares Edge MSCI Min Vol Europe ETF

Period Covered: June 3, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.26%
Greater than 1.5% and Less than 2.0%	3	0.39
Greater than 1.0% and Less than 1.5%	14	1.80
Greater than 0.5% and Less than 1.0%	99	12.74
Greater than 0.0% and Less than 0.5%	336	43.25
At NAV	13	1.67
Less than 0.0% and Greater than –0.5%	266	34.23
Less than –0.5% and Greater than –1.0%	38	4.89
Less than –1.0% and Greater than –1.5%	5	0.64
Less than –1.5% and Greater than –2.0%	1	0.13

	777	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Europe Small-Cap ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.22%
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	84	6.07
Greater than 0.5% and Less than 1.0%	360	26.03
Greater than 0.0% and Less than 0.5%	493	35.66
At NAV	15	1.08
Less than 0.0% and Greater than –0.5%	301	21.76
Less than –0.5% and Greater than –1.0%	77	5.57
Less than –1.0% and Greater than –1.5%	13	0.94
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07

	1,383	100.00%

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	99

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	101

Notes:

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-713-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE Growth ETF | EFG | BATS
➢	iShares MSCI EAFE Value ETF | EFV | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE GROWTH ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.66%	13.28%	12.98%	12.66%	13.28%	12.98%
5 Years	9.00%	9.23%	9.34%	53.89%	55.46%	56.27%
10 Years	2.19%	2.29%	2.39%	24.19%	25.38%	26.62%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,155.00	$2.14	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE GROWTH ETF

The iShares MSCI EAFE Growth ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit growth characteristics, as represented by the MSCI EAFE Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 12.66%, net of fees, while the total return for the Index was 12.98%.

Japanese growth stocks, which represented about 24% of the Index on average, contributed the most to the Index’s performance for the reporting period. Stronger economic growth in Japan, driven in part by growth in exports, contributed to the gains in the Japanese stock market.

European growth stocks were also meaningful contributors to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was France, which advanced sharply as the election of Emmanuel Macron as president eased investor concerns about anti-European Union sentiment. Growth stocks in Germany, the U.K., and Switzerland were also noteworthy contributors to the Index’s return for the reporting period.

From a sector perspective, the consumer discretionary sector contributed the most to the Index’s performance for the reporting period. Apparel accessories and luxury goods companies were the main source of strength. Earnings growth was driven by the increasing adoption of luxury brands by the millennial generation and expanding Asian markets, with additional support for stock prices coming from consolidation in the industry.

Improving global economic growth led to earnings growth and stock price gains in the industrials, information technology, consumer staples, and materials sectors, all of which were significant contributors to the Index’s performance for the reporting period. The financials sector also made a notable contribution to the Index’s performance.

Currency fluctuations had a modestly positive impact on the Index’s performance for the reporting period, led by the euro’s 5% gain against the U.S. dollar.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*
Consumer Staples	20.12%
Industrials	18.09
Consumer Discretionary	14.97
Health Care	12.59
Materials	9.77
Information Technology	9.24
Financials	7.68
Telecommunication Services	2.78
Real Estate	2.56
Utilities	1.30
Energy	0.90

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*
Japan	23.72%
United Kingdom	16.17
France	9.98
Germany	9.92
Switzerland	8.98
Australia	7.21
Netherlands	5.46
Hong Kong	3.66
Denmark	2.96
Sweden	2.96

TOTAL	91.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE VALUE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.49%	23.07%	22.74%	22.49%	23.07%	22.74%
5 Years	8.46%	8.57%	8.71%	50.06%	50.84%	51.82%
10 Years	0.33%	0.41%	0.46%	3.36%	4.15%	4.73%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,120.40	$2.10	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE VALUE ETF

The iShares MSCI EAFE Value ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics, as represented by the MSCI EAFE Value Index (the “Index”) The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 22.49%, net of fees, while the total return for the Index was 22.74%.

Japanese value stocks, which represented about 24% of the Index on average, contributed the most to the Index’s performance for the reporting period. Stronger economic growth in Japan, driven in part by the growth in exports, contributed to the gains in the Japanese stock market.

European value stocks were also meaningful contributors to the Index’s performance for the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was the U.K., which advanced despite uncertainty about the domestic economy and impending Brexit negotiations. France was also a leading contributor, advancing sharply as the election of Emmanuel Macron as president eased investor concerns about anti-European Union sentiment. Value stocks in Germany and Spain were also notable contributors to the Index’s return for the reporting period.

From a sector perspective, the financials sector was the largest contributor to the Index’s performance for the reporting period. Financials stocks benefited from improving global economic conditions and expectations of more lenient regulatory policies, particularly for multinational companies that operate in the U.S. Within the financials sector, banks and insurance companies contributed the most to the Index’s performance, as the largest banks in Europe benefited from higher demand for banking services, the relatively benign credit environment, and rising equity markets.

Other contributing sectors within the Index included industrials, materials, and consumer discretionary, all economically sensitive sectors that benefited from improving global economic conditions. In contrast, the healthcare and consumer staples sectors detracted marginally from the Index’s performance for the reporting period.

Currency fluctuations had a modestly positive impact on the Index’s performance for the reporting period, led by the euro’s 5% gain against the U.S. dollar.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*
Financials	36.05%
Industrials	10.58
Consumer Discretionary	9.04
Energy	8.65
Health Care	8.22
Telecommunication Services	5.77
Materials	5.74
Utilities	5.39
Real Estate	4.66
Information Technology	3.00
Consumer Staples	2.90

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	22.71%
United Kingdom	19.53
France	10.63
Germany	8.84
Switzerland	7.69
Australia	7.08
Spain	5.32
Italy	3.57
Hong Kong	3.39
Sweden	2.76

TOTAL	91.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.08%

AUSTRALIA — 7.19%
AGL Energy Ltd.	290,770	$5,594,485
Alumina Ltd.	1,058,794	1,606,048
Amcor Ltd./Australia	325,627	3,987,854
APA Group	481,980	3,316,880
Aristocrat Leisure Ltd.	234,276	3,787,445
ASX Ltd.	85,004	3,549,233
Aurizon Holdings Ltd.	887,411	3,556,493
BHP Billiton Ltd.	1,390,395	28,694,075
BlueScope Steel Ltd.	246,744	2,596,304
Brambles Ltd.	686,031	5,060,684
Caltex Australia Ltd.	75,860	1,885,927
Challenger Ltd./Australia	252,226	2,587,536
CIMIC Group Ltd.	41,917	1,386,097
Coca-Cola Amatil Ltd.	123,887	814,979
Cochlear Ltd.	24,897	2,839,362
Commonwealth Bank of Australia	372,256	24,883,776
Computershare Ltd.	205,026	2,303,014
Crown Resorts Ltd.	172,629	1,753,050
CSL Ltd.	197,084	19,825,101
Domino’s Pizza Enterprises Ltd.[a]	26,697	1,136,226
Flight Centre Travel Group Ltd.[a]	25,415	882,618
Goodman Group	773,822	4,917,537
Healthscope Ltd.	750,524	1,246,297
Incitec Pivot Ltd.	727,020	1,857,333
Insurance Australia Group Ltd.	1,018,604	5,424,063
James Hardie Industries PLC	189,080	2,892,242
Medibank Pvt Ltd.	1,191,180	2,586,663
Newcrest Mining Ltd.	333,000	5,370,183
Oil Search Ltd.	593,065	3,143,865
Orica Ltd.	55,894	887,551
Origin Energy Ltd.[b]	766,060	4,232,163
Qantas Airways Ltd.	227,327	965,509
Ramsay Health Care Ltd.	61,193	3,448,076
REA Group Ltd.	22,797	1,256,163
Santos Ltd.[b]	806,151	2,181,773
Seek Ltd.	142,885	1,950,636
Sonic Healthcare Ltd.	170,882	3,040,884
Sydney Airport	476,852	2,562,077
Tatts Group Ltd.	189,724	605,865
TPG Telecom Ltd.[a]	158,924	711,780
Transurban Group	889,241	8,100,254
Treasury Wine Estates Ltd.	319,226	3,104,124
Wesfarmers Ltd.	489,168	15,906,182

Security	Shares	Value
Westfield Corp.	850,134	$5,212,452
Woodside Petroleum Ltd.	327,842	7,634,744
Woolworths Ltd.	359,166	7,655,965

		218,941,568
AUSTRIA — 0.06%
Andritz AG	32,396	1,977,350

		1,977,350
BELGIUM — 1.74%
Ageas	29,484	1,323,202
Anheuser-Busch InBev SA/NV	330,168	39,627,509
Colruyt SA	25,797	1,441,048
Groupe Bruxelles Lambert SA	17,974	1,836,655
Telenet Group Holding NVb	22,797	1,585,514
UCB SA	54,694	3,969,651
Umicore SA	41,022	3,283,014

		53,066,593
DENMARK — 2.96%
AP Moller – Maersk A/S Class A	566	1,177,288
AP Moller – Maersk A/S Class B	2,817	6,127,360
Carlsberg A/S Class B	45,707	5,061,527
Chr Hansen Holding A/S	41,944	3,364,750
Coloplast A/S Class B	51,394	4,399,857
DSV A/S	83,079	5,342,218
Genmab A/Sb	25,012	5,666,476
H Lundbeck A/S	29,807	1,783,888
ISS A/S	71,987	2,941,040
Novo Nordisk A/S Class B	784,809	33,357,477
Novozymes A/S Class B	99,790	4,591,101
Pandora A/S	47,924	5,493,179
Vestas Wind Systems A/S	95,818	9,327,127
William Demant Holding A/Sb	51,794	1,372,108

		90,005,396
FINLAND — 0.55%
Elisa OYJ	30,796	1,262,447
Kone OYJ Class B	146,974	7,626,160
Metso OYJ	18,098	573,553
Nokian Renkaat OYJ	17,798	723,523
Orion OYJ Class B	44,451	2,239,383
Wartsila OYJ Abp	64,194	4,249,700

		16,674,766
FRANCE — 9.95%
Accor SA	42,395	1,962,361
Aeroports de Paris	12,798	2,158,460
Air Liquide SA	169,135	20,678,844

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
Airbus SE	251,170	$20,906,748
Alstom SA	66,296	2,367,167
Arkema SA	29,397	3,333,510
Atos SE	40,671	6,159,323
Bollore SA	132,398	611,902
Bouygues SA	46,095	1,969,772
Bureau Veritas SA	114,688	2,602,255
Capgemini SE	70,192	7,613,590
Cie. de Saint-Gobain	217,458	12,021,804
Danone SA	256,174	19,055,028
Dassault Aviation SA	1,065	1,590,074
Dassault Systemes SE	55,594	5,433,055
Edenred	95,659	2,503,761
Eiffage SA	31,671	3,056,290
Essilor International SA	89,995	11,363,755
Eurazeo SA	8,699	707,160
Eurofins Scientific SE	4,698	2,605,520
Groupe Eurotunnel SE Registered	202,179	2,231,612
Hermes International	13,627	6,876,351
Iliad SA	11,398	2,817,329
Ingenico Group SA	25,172	2,630,047
Ipsen SA	16,206	2,068,320
JCDecaux SA	32,096	1,137,317
Kering	32,996	11,495,631
Klepierre	33,185	1,344,927
L’Oreal SA	109,289	22,561,949
Legrand SA	116,288	8,006,851
LVMH Moet Hennessy Louis Vuitton SE	120,989	30,340,826
Pernod Ricard SA	91,890	12,702,673
Peugeot SA	211,978	4,544,835
Remy Cointreau SA	9,399	1,077,890
Rexel SA	130,480	2,059,095
Safran SA	135,995	12,815,831
Schneider Electric SE	85,692	6,703,402
SEB SA	9,799	1,736,998
Societe BIC SA	12,398	1,448,131
Sodexo SA	40,395	4,754,477
STMicroelectronics NV	279,606	4,756,931
Suez	158,589	2,857,001
Thales SA	45,795	5,053,142
Valeo SA	103,897	7,170,835
Veolia Environnement SA	207,079	4,652,207
Vivendi SA	290,702	6,707,379

Security	Shares	Value
Wendel SA	7,912	$1,186,554
Zodiac Aerospace	88,694	2,525,372

		302,964,292
GERMANY — 9.30%
adidas AG	81,494	18,543,724
Axel Springer SE	13,398	848,890
Bayer AG Registered	358,065	45,234,320
Beiersdorf AG	43,795	4,786,502
Brenntag AG	66,793	3,775,620
Commerzbank AGb	463,657	6,056,903
Continental AG	47,392	10,644,225
Covestro AGc	48,118	3,722,698
Deutsche Boerse AG	84,023	8,758,175
Deutsche Post AG Registered	430,276	16,639,297
Deutsche Telekom AG Registered	493,528	8,986,979
Deutsche Wohnen AG Bearer	154,284	6,090,952
Fraport AG Frankfurt Airport Services Worldwide[a]	11,398	1,137,145
Fresenius Medical Care AG & Co. KGaA	92,984	8,747,233
Fresenius SE & Co. KGaA	179,888	15,149,450
GEA Group AG	79,092	3,202,655
HeidelbergCement AG	64,388	6,363,069
Henkel AG & Co. KGaA	45,600	5,720,322
HOCHTIEF AG	8,411	1,497,403
HUGO BOSS AG	28,009	2,104,532
Infineon Technologies AG	493,347	10,693,753
Lanxess AG	39,688	3,051,786
Linde AG	80,491	15,354,648
MAN SE	10,404	1,148,373
Merck KGaA	55,689	6,096,286
Osram Licht AG	36,090	3,000,210
ProSiebenSat.1 Media SE Registered	100,388	4,006,402
QIAGEN NV	94,526	3,134,425
SAP SE	425,351	44,973,540
Symrise AG	53,294	3,721,638
thyssenkrupp AG	159,387	4,713,907
United Internet AG Registered[a,d]	53,194	3,229,234
Zalando SEa,b,c	47,944	2,137,531

		283,271,827
HONG KONG — 3.65%
AIA Group Ltd.	5,239,600	41,292,085
ASM Pacific Technology Ltd.	109,900	1,424,029

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
Bank of East Asia Ltd. (The)	519,800	$2,226,245
Cheung Kong Property Holdings Ltd.	572,500	4,636,355
Galaxy Entertainment Group Ltd.	999,000	6,184,472
Hong Kong & China Gas Co. Ltd.	3,629,241	6,868,009
Hong Kong Exchanges & Clearing Ltd.	499,900	14,260,638
Hongkong Land Holdings Ltd.	263,400	1,980,768
Jardine Strategic Holdings Ltd.	95,300	3,888,240
Link REIT	949,500	7,719,858
Melco Resorts & Entertainment Ltd. ADR	108,712	2,195,982
MGM China Holdings Ltd.	399,600	786,905
MTR Corp. Ltd.	649,500	3,754,720
Sands China Ltd.	1,039,600	4,825,195
Shangri-La Asia Ltd.	398,666	648,267
Techtronic Industries Co. Ltd.	599,500	2,667,378
WH Group Ltd.[c]	3,499,500	3,284,359
Wheelock & Co. Ltd.	122,000	920,059
Wynn Macau Ltd.	679,600	1,474,034

		111,037,598
IRELAND — 0.79%
Bank of Ireland Group PLC[b]	138,816	1,153,832
CRH PLC	362,587	12,694,324
Kerry Group PLC Class A	68,493	6,165,514
Paddy Power Betfair PLC	34,421	3,434,893
Ryanair Holdings PLC ADR[b]	5,565	630,681

		24,079,244
ISRAEL — 0.66%
Azrieli Group Ltd.	11,898	650,063
Bank Leumi Le-Israel BM	407,191	1,957,088
Check Point Software Technologies Ltd.[a,b]	57,199	6,050,510
Elbit Systems Ltd.	10,198	1,289,682
Frutarom Industries Ltd.	16,598	1,175,880
Mizrahi Tefahot Bank Ltd.	60,193	1,088,070
Mobileye NVb	86,095	5,449,814
Nice Ltd.	25,997	1,932,303
Taro Pharmaceutical Industries Ltd.[a,b]	5,499	628,701

		20,222,111
ITALY — 1.20%
Atlantia SpA	195,711	5,927,797
CNH Industrial NV	440,074	5,084,706
Ferrari NV	53,143	5,582,616

Security	Shares	Value
Fiat Chrysler Automobiles NVb	465,891	$5,602,715
Leonardo SpA	166,564	2,892,663
Luxottica Group SpA	73,292	4,222,921
Mediobanca SpA	88,091	915,520
Prysmian SpA	88,717	2,829,360
Recordati SpA	45,056	1,917,670
Tenaris SA	107,262	1,693,326

		36,669,294
JAPAN — 23.65%
ABC-Mart Inc.	14,100	802,652
Acom Co. Ltd.[a,b]	169,900	722,684
Aeon Co. Ltd.	259,900	3,910,437
Aeon Mall Co. Ltd.	19,910	378,577
Air Water Inc.	61,200	1,186,946
Aisin Seiki Co. Ltd.	39,900	2,076,338
Ajinomoto Co. Inc.	149,900	3,010,345
Alfresa Holdings Corp.	49,900	917,660
Alps Electric Co. Ltd.	85,300	2,323,662
Amada Holdings Co. Ltd.	69,900	797,718
Asahi Group Holdings Ltd.	170,000	6,921,852
Asics Corp.	69,900	1,269,644
Astellas Pharma Inc.	930,000	11,850,672
Bandai Namco Holdings Inc.	90,000	3,123,671
Brother Industries Ltd.	99,900	2,549,600
Calbee Inc.	34,500	1,428,458
Casio Computer Co. Ltd.	79,900	1,307,382
Chubu Electric Power Co. Inc.	99,900	1,310,060
Chugai Pharmaceutical Co. Ltd.	89,800	3,604,353
Chugoku Electric Power Co. Inc. (The)	59,900	655,406
Coca-Cola Bottlers Japan Inc.	53,200	1,603,294
CYBERDYNE Inc.[a,b]	39,900	542,015
Daicel Corp.	115,600	1,505,484
Daikin Industries Ltd.	107,200	11,351,102
Daito Trust Construction Co. Ltd.	30,200	5,094,602
Daiwa House Industry Co. Ltd.	243,900	8,496,051
DeNA Co. Ltd.	45,300	994,185
Denso Corp.	210,000	10,084,257
Dentsu Inc.	93,100	4,347,672
Disco Corp.	12,300	2,178,479
Don Quijote Holdings Co. Ltd.	49,900	1,813,191
East Japan Railway Co.	143,000	13,394,724
FamilyMart UNY Holdings Co. Ltd.	39,900	2,231,612
FANUC Corp.	83,400	17,031,730

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
Fast Retailing Co. Ltd.	22,800	$6,834,119
Fujitsu Ltd.	846,000	6,306,622
Hakuhodo DY Holdings Inc.	100,400	1,407,481
Hamamatsu Photonics KK	59,900	1,902,792
Hankyu Hanshin Holdings Inc.	49,900	1,777,062
Hikari Tsushin Inc.	9,900	1,079,642
Hirose Electric Co. Ltd.	10,045	1,367,273
Hisamitsu Pharmaceutical Co. Inc.	19,900	932,911
Hitachi Chemical Co. Ltd.	29,900	851,039
Hitachi Construction Machinery Co. Ltd.	46,200	1,323,345
Hitachi High-Technologies Corp.	29,900	1,101,344
Honda Motor Co. Ltd.	259,900	7,310,459
Hoshizaki Corp.	23,300	2,252,084
Hoya Corp.	169,900	9,573,260
Hulic Co. Ltd.	129,900	1,369,596
IHI Corp.[b]	699,000	2,302,692
Iida Group Holdings Co. Ltd.	19,900	339,486
Isuzu Motors Ltd.	79,900	1,096,234
Japan Airport Terminal Co. Ltd.[a]	19,900	736,603
Japan Exchange Group Inc.	229,900	4,121,742
JFE Holdings Inc.	149,900	2,892,997
JGC Corp.	29,900	478,692
JTEKT Corp.	29,900	426,196
Kakaku.com Inc.	59,900	844,059
Kansai Electric Power Co. Inc. (The)	197,000	2,640,454
Kansai Paint Co. Ltd.	89,900	2,059,251
Kao Corp.	209,900	12,754,139
Keihan Holdings Co. Ltd.	199,000	1,285,904
Keikyu Corp.	100,000	1,159,329
Keio Corp.	142,059	1,187,950
Keisei Electric Railway Co. Ltd.	59,900	1,637,160
Keyence Corp.	41,974	19,381,089
Kikkoman Corp.	63,400	1,939,382
Kintetsu Group Holdings Co. Ltd.	799,000	3,058,754
Kirin Holdings Co. Ltd.	243,100	5,347,342
Kobe Steel Ltd.[b]	129,900	1,624,705
Koito Manufacturing Co. Ltd.	49,900	2,917,363
Komatsu Ltd.	139,900	3,753,415
Konami Holdings Corp.	19,800	1,030,363
Kose Corp.	13,000	1,444,771
Kubota Corp.	459,900	7,989,303
Kuraray Co. Ltd.	99,900	1,943,844

Security	Shares	Value
Kurita Water Industries Ltd.	19,900	$565,510
Kyowa Hakko Kirin Co. Ltd.	111,700	2,023,833
Kyushu Electric Power Co. Inc.	190,000	2,245,713
Kyushu Financial Group Inc.	79,900	501,115
LINE Corp.[a,b]	19,900	737,504
Lion Corp.	99,900	2,133,707
M3 Inc.	90,600	2,439,341
Mabuchi Motor Co. Ltd.	19,900	1,048,174
Makita Corp.	99,900	3,901,249
Mazda Motor Corp.	89,900	1,354,256
McDonald’s Holdings Co. Japan Ltd.[a]	19,900	807,742
MEIJI Holdings Co. Ltd.	52,600	4,184,388
MINEBEA MITSUMI Inc.	164,200	2,709,051
Miraca Holdings Inc.	24,500	1,117,517
MISUMI Group Inc.	119,900	2,968,880
Mitsubishi Chemical Holdings Corp.	400,700	3,368,933
Mitsubishi Estate Co. Ltd.	546,600	9,923,341
Mitsubishi Gas Chemical Co. Inc.	79,900	1,848,991
Mitsui Chemicals Inc.	198,000	1,128,920
Mitsui Fudosan Co. Ltd.	192,200	4,408,624
Mitsui OSK Lines Ltd.	499,000	1,553,518
Murata Manufacturing Co. Ltd.	83,200	12,936,115
Nabtesco Corp.	29,900	970,103
Nagoya Railroad Co. Ltd.	299,000	1,369,238
NEC Corp.	428,000	1,162,044
Nexon Co. Ltd.[b]	90,000	1,869,315
NGK Insulators Ltd.	109,900	2,210,035
NGK Spark Plug Co. Ltd.	69,900	1,414,511
NH Foods Ltd.	72,000	2,127,517
Nidec Corp.	102,700	11,302,159
Nikon Corp.	89,900	1,582,474
Nintendo Co. Ltd.	31,700	10,752,668
Nippon Paint Holdings Co. Ltd.	69,900	2,691,746
Nippon Prologis REIT Inc.	699	1,470,813
Nippon Steel & Sumitomo Metal Corp.	330,000	8,099,552
Nippon Yusen KKb	699,000	1,334,803
Nissan Chemical Industries Ltd.	53,000	1,762,749
Nisshin Seifun Group Inc.	39,900	654,317
Nissin Foods Holdings Co. Ltd.	19,900	1,248,084
Nitori Holdings Co. Ltd.	34,000	4,787,909
Nitto Denko Corp.	70,800	6,316,543
Nomura Holdings Inc.	782,300	4,650,117

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
Nomura Research Institute Ltd.	25,190	$941,533
NTT Data Corp.	260,000	2,830,716
NTT DOCOMO Inc.	600,000	13,917,372
Obic Co. Ltd.	29,900	1,864,437
Odakyu Electric Railway Co. Ltd.	89,900	1,777,741
Oji Holdings Corp.	399,000	2,043,839
Olympus Corp.	129,900	4,714,231
Omron Corp.	82,900	4,133,934
Ono Pharmaceutical Co. Ltd.	179,900	3,933,557
Oracle Corp. Japan	19,900	1,334,531
Oriental Land Co. Ltd./Japan	93,600	6,771,695
Otsuka Corp.	22,400	1,465,695
Otsuka Holdings Co. Ltd.	89,900	3,954,152
Panasonic Corp.	961,300	13,232,611
Park24 Co. Ltd.	49,900	1,259,976
Pola Orbis Holdings Inc.	39,900	1,106,779
Rakuten Inc.	410,000	5,001,855
Recruit Holdings Co. Ltd.	479,900	8,291,136
Rinnai Corp.	14,500	1,351,645
Rohm Co. Ltd.	40,700	3,149,328
Ryohin Keikaku Co. Ltd.	10,000	2,552,152
Santen Pharmaceutical Co. Ltd.	99,900	1,407,704
Secom Co. Ltd.	89,900	6,734,262
Seibu Holdings Inc.	81,100	1,413,626
Seven & I Holdings Co. Ltd.	319,800	12,864,935
Seven Bank Ltd.	139,900	553,295
Sharp Corp./Japan[a,b]	700,000	2,458,030
Shimadzu Corp.	109,900	2,160,304
Shimamura Co. Ltd.	10,000	1,241,685
Shimano Inc.	32,300	4,729,753
Shimizu Corp.	237,300	2,504,112
Shin-Etsu Chemical Co. Ltd.	169,900	15,545,400
Shionogi & Co. Ltd.	129,900	6,931,449
Shiseido Co. Ltd.	159,900	5,643,785
SMC Corp./Japan	24,600	7,816,698
SoftBank Group Corp.	359,900	29,177,648
Sohgo Security Services Co. Ltd.	29,900	1,265,057
Sony Corp.	549,900	22,594,199
Stanley Electric Co. Ltd.	59,900	1,978,687
Start Today Co. Ltd.	83,300	2,348,337
Subaru Corp.	92,700	3,350,774
Sumitomo Chemical Co. Ltd.	338,000	1,982,207
Sumitomo Dainippon Pharma Co. Ltd.	39,900	558,986
Sumitomo Electric Industries Ltd.	211,100	3,415,007

Security	Shares	Value
Sumitomo Metal Mining Co. Ltd.	100,000	$1,510,023
Sumitomo Realty & Development Co. Ltd.	152,000	4,598,724
Sundrug Co. Ltd.	29,900	1,112,168
Suntory Beverage & Food Ltd.	59,900	2,932,793
Suruga Bank Ltd.	79,900	1,924,918
Suzuki Motor Corp.	149,900	7,095,136
Sysmex Corp.	69,900	3,998,081
Taisho Pharmaceutical Holdings Co. Ltd.	4,600	344,287
Taiyo Nippon Sanso Corp.	59,900	692,811
Takeda Pharmaceutical Co. Ltd.	109,900	5,800,596
TDK Corp.	55,700	4,007,557
Terumo Corp.	139,900	5,286,054
THK Co. Ltd.	49,900	1,524,164
Tobu Railway Co. Ltd.	299,000	1,580,307
Toho Co. Ltd./Tokyo	49,900	1,795,127
Toho Gas Co. Ltd.	199,000	1,345,337
Tohoku Electric Power Co. Inc.	126,600	1,720,921
Tokyo Electric Power Co. Holdings Inc.[b]	309,900	1,312,577
Tokyo Electron Ltd.	67,400	9,500,475
Tokyo Tatemono Co. Ltd.	90,200	1,226,122
Tokyu Corp.	114,000	1,674,483
Toray Industries Inc.	629,900	5,683,608
Toshiba Corp.[a,b]	899,000	2,001,484
Tosoh Corp.	251,000	2,987,149
TOTO Ltd.	59,900	2,409,661
Toyo Suisan Kaisha Ltd.	29,900	1,085,108
Trend Micro Inc./Japan	33,300	1,663,569
Tsuruha Holdings Inc.	19,900	2,085,542
Unicharm Corp.	169,900	4,350,713
USS Co. Ltd.	61,400	1,237,502
Yahoo Japan Corp.	619,900	2,805,104
Yakult Honsha Co. Ltd.	39,900	2,715,489
Yamaha Corp.	69,900	2,467,170
Yamaha Motor Co. Ltd.	79,900	2,010,245
Yamato Holdings Co. Ltd.	99,900	2,002,611
Yamazaki Baking Co. Ltd.	49,900	999,852
Yaskawa Electric Corp.	109,900	2,945,055
Yokogawa Electric Corp.	63,800	1,073,390

		720,092,650
NETHERLANDS — 5.44%
Akzo Nobel NV	109,263	9,844,512
Altice NV Class Ab	162,679	3,999,960

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
Altice NV Class Bb	45,195	$1,113,655
ArcelorMittal[b]	143,492	3,754,887
ASML Holding NV	161,879	24,458,124
Gemalto NV	34,996	1,776,669
Heineken Holding NV	44,095	4,315,526
Heineken NV	99,590	10,352,628
Koninklijke Ahold Delhaize NV	550,828	11,231,832
Koninklijke DSM NV	78,883	5,801,534
Koninklijke Philips NV	403,149	15,390,632
Koninklijke Vopak NV	31,971	1,517,742
NXP Semiconductors NVb	149,894	16,537,805
RELX NV	417,159	8,744,750
Unilever NV CVA	706,649	41,073,781
Wolters Kluwer NV	129,687	5,751,373

		165,665,410
NEW ZEALAND — 0.17%
Auckland International Airport Ltd.	412,058	2,150,226
Mercury NZ Ltd.	302,769	789,963
Ryman Healthcare Ltd.	170,667	1,128,586
Spark New Zealand Ltd.	394,837	1,110,109

		5,178,884
NORWAY — 0.54%
Marine Harvest ASA	60,393	1,119,748
Norsk Hydro ASA	579,510	3,722,142
Orkla ASA	351,653	3,604,917
Schibsted ASA	32,696	830,497
Schibsted ASA Class B	38,496	896,457
Telenor ASA	211,050	4,201,555
Yara International ASA	49,741	1,972,290

		16,347,606
PORTUGAL — 0.17%
Galp Energia SGPS SA	185,037	2,953,869
Jeronimo Martins SGPS SA	119,729	2,346,795

		5,300,664
SINGAPORE — 1.27%
CapitaLand Ltd.	1,139,800	3,098,926
City Developments Ltd.	69,900	579,925
ComfortDelGro Corp. Ltd.	929,900	1,582,721
DBS Group Holdings Ltd.	770,000	12,265,989
Genting Singapore PLC	2,619,700	2,248,711
Global Logistic Properties Ltd.	1,149,800	2,804,184
Jardine Cycle & Carriage Ltd.	39,900	1,186,534
SATS Ltd.	289,900	1,031,695

Security	Shares	Value
SembCorp Industries Ltd.	429,900	$1,023,119
Singapore Exchange Ltd.	339,900	1,895,846
Singapore Technologies Engineering Ltd.	680,100	1,889,167
Singapore Telecommunications Ltd.	2,279,700	6,668,442
UOL Group Ltd.	119,900	697,031
Wilmar International Ltd.	699,900	1,722,418

		38,694,708
SPAIN — 1.78%
Aena SAc	29,497	5,746,896
Amadeus IT Group SA	190,680	11,703,704
CaixaBank SA	1,016,813	5,294,003
Distribuidora Internacional de Alimentacion SA	260,991	1,754,862
Ferrovial SA	211,543	4,550,473
Grifols SA	128,865	3,609,143
Industria de Diseno Textil SA	473,039	18,733,588
International Consolidated Airlines Group SA	151,919	1,157,246
Siemens Gamesa Renewable Energy SA	102,729	1,677,478

		54,227,393
SWEDEN — 2.95%
Alfa Laval AB	44,495	992,317
Assa Abloy AB Class B	435,160	9,306,739
Atlas Copco AB Class A	292,665	10,586,383
Atlas Copco AB Class B	166,283	5,377,595
Boliden AB	115,588	3,623,802
Electrolux AB Class B	103,769	3,543,185
Essity AB Class Bb	263,573	7,627,897
Getinge AB Class B	86,591	1,500,801
Hennes & Mauritz AB Class B	412,381	10,731,322
Hexagon AB Class B	111,389	5,494,367
Husqvarna AB Class B	185,333	1,882,187
L E Lundbergforetagen AB Class B	16,098	1,264,707
Lundin Petroleum ABb	82,157	1,865,762
Millicom International Cellular SA SDR	28,597	1,788,848
Sandvik AB	490,972	7,726,585
Securitas AB Class B	135,386	2,251,119
Swedish Match AB	81,591	2,864,594
Volvo AB Class B	672,981	11,414,566

		89,842,776

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
SWITZERLAND — 8.95%
ABB Ltd. Registered	431,561	$10,153,324
Adecco Group AG Registered	70,056	5,358,483
Barry Callebaut AG Registered	899	1,284,885
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	500	2,852,775
Chocoladefabriken Lindt & Spruengli AG Registered	43	2,937,379
Cie. Financiere Richemont SA Class A Registered	226,131	19,253,419
Dufry AG Registered[b]	15,163	2,421,743
EMS-Chemie Holding AG Registered	3,499	2,440,615
Geberit AG Registered	16,098	7,761,610
Givaudan SA Registered	3,999	7,978,520
Kuehne + Nagel International AG Registered	15,398	2,687,488
LafargeHolcim Ltd. Registered	196,925	11,807,132
Lonza Group AG Registered	32,433	7,731,347
Nestle SA Registered	876,210	74,194,286
Pargesa Holding SA Bearer	17,335	1,387,016
Partners Group Holding AG	7,499	4,880,937
Roche Holding AG	304,176	77,206,511
Schindler Holding AG Participation Certificates	17,901	3,870,186
Schindler Holding AG Registered	8,699	1,833,836
SGS SA Registered	2,399	5,315,916
Sika AG Bearer	926	6,396,632
Sonova Holding AG Registered	22,801	3,707,806
Straumann Holding AG Registered	4,105	2,325,110
Swatch Group AG (The) Bearer	13,287	5,286,707
Vifor Pharma AG	13,293	1,423,192

		272,496,855
UNITED KINGDOM — 16.11%
Antofagasta PLC	60,493	754,444
Ashtead Group PLC	216,878	4,657,654
Associated British Foods PLC	154,084	6,020,969
Auto Trader Group PLC[c]	429,406	2,166,493
Barclays PLC	3,680,411	9,849,701
Barratt Developments PLC	158,938	1,289,693
Berkeley Group Holdings PLC	19,798	912,480
British American Tobacco PLC	996,167	61,902,236
Bunzl PLC	145,085	4,376,321

Security	Shares	Value
Burberry Group PLC	189,581	$4,276,372
Carnival PLC	82,591	5,574,852
Coca-Cola European Partners PLC	93,847	4,064,569
Coca-Cola HBC AG	78,328	2,366,804
Compass Group PLC	687,537	14,656,719
ConvaTec Group PLCb,[c]	504,448	2,066,276
Croda International PLC	56,803	2,771,539
DCC PLC	38,520	3,384,676
Diageo PLC	1,091,736	35,241,016
Experian PLC	409,984	8,145,370
Fresnillo PLC	97,990	1,984,283
G4S PLC	668,599	2,898,199
GKN PLC	480,346	2,035,944
Glencore PLC	5,302,388	23,358,430
Hargreaves Lansdown PLC	116,418	2,118,019
Hikma Pharmaceuticals PLC	62,293	1,159,591
IMI PLC	76,492	1,213,144
Imperial Brands PLC	415,582	17,093,933
Inmarsat PLC	194,798	1,991,576
InterContinental Hotels Group PLC	77,676	4,394,162
Intertek Group PLC	69,693	3,951,748
Investec PLC	99,794	757,805
Johnson Matthey PLC	85,101	3,152,620
London Stock Exchange Group PLC	137,586	6,798,365
Mediclinic International PLC	159,422	1,555,287
Merlin Entertainments PLC[c]	315,072	1,949,356
Next PLC	63,266	3,294,566
Persimmon PLC	46,531	1,536,057
Petrofac Ltd.	51,494	303,455
Provident Financial PLC	63,691	1,731,400
Prudential PLC	1,119,269	27,268,868
Randgold Resources Ltd.	39,464	3,673,132
Reckitt Benckiser Group PLC	288,904	28,066,793
RELX PLC	470,677	10,250,940
Rolls-Royce Holdings PLC	717,577	8,400,636
RSA Insurance Group PLC	439,326	3,779,185
Sage Group PLC (The)	472,609	4,199,451
Severn Trent PLC	101,568	2,999,408
Shire PLC	391,980	22,019,432
Sky PLC	448,689	5,708,256
Smith & Nephew PLC	378,362	6,584,338
Smiths Group PLC	170,403	3,448,389

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE GROWTH ETF

July 31, 2017

Security	Shares	Value
St. James’s Place PLC	227,977	$3,657,736
Standard Chartered PLC[b]	1,421,924	15,872,181
Tate & Lyle PLC	125,687	1,113,500
Taylor Wimpey PLC	1,409,461	3,537,942
Tesco PLC[b]	3,535,646	8,119,842
TUI AG	65,093	1,022,061
Unilever PLC	556,573	31,709,349
United Utilities Group PLC	103,189	1,220,952
Vodafone Group PLC	4,050,716	11,855,379
Weir Group PLC (The)	93,690	2,265,287
Whitbread PLC	80,303	4,073,779
Wolseley PLC	110,098	6,570,836
Worldpay Group PLC[c]	861,823	4,203,882
WPP PLC	557,769	11,368,274

		490,745,952

TOTAL COMMON STOCKS
(Cost: $2,452,227,218)		3,017,502,937

PREFERRED STOCKS — 0.59%

GERMANY — 0.59%
Fuchs Petrolub SE, Preference Shares	30,096	1,781,257
Henkel AG & Co. KGaA, Preference Shares	77,396	10,927,179
Schaeffler AG, Preference Shares	71,388	992,323
Volkswagen AG, Preference Shares	27,988	4,293,022

		17,993,781

TOTAL PREFERRED STOCKS
(Cost: $14,110,992)		17,993,781

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.58%

MONEY MARKET FUNDS — 0.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	16,929,526	$16,934,605
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	710,399	710,399

		17,645,004

TOTAL SHORT-TERM INVESTMENTS
(Cost: $17,641,288)		17,645,004

TOTAL INVESTMENTS IN SECURITIES — 100.25%
(Cost: $2,483,979,498)[h]		3,053,141,722
Other Assets, Less Liabilities — (0.25)%		(7,724,289)

NET ASSETS — 100.00%		$3,045,417,433

ADR  —  American Depositary Receipts

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $2,503,281,891. Net unrealized appreciation was $549,859,831, of which $598,657,553 represented gross unrealized appreciation on securities and $48,797,722 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,017,502,937	$—	$—	$3,017,502,937
Preferred stocks	17,993,781	—	—	17,993,781
Money market funds	17,645,004	—	—	17,645,004

Total	$3,053,141,722	$—	$—	$3,053,141,722

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.09%

AUSTRALIA — 7.05%
Amcor Ltd./Australia	303,895	$3,721,709
AMP Ltd.	2,200,765	9,470,130
AusNet Services	1,504,071	1,963,268
Australia & New Zealand Banking Group Ltd.	2,182,409	51,625,145
Bank of Queensland Ltd.	289,597	2,785,958
Bendigo & Adelaide Bank Ltd.	349,486	3,102,616
BGP Holdings PLC[a,b]	2,256,851	27
Boral Ltd.	856,096	4,729,574
Caltex Australia Ltd.	73,781	1,834,242
Coca-Cola Amatil Ltd.	225,144	1,481,089
Commonwealth Bank of Australia	639,987	42,780,488
Dexus	714,553	5,350,949
Fortescue Metals Group Ltd.	1,167,355	5,349,440
GPT Group (The)	1,330,743	5,088,891
Harvey Norman Holdings Ltd.[c]	403,000	1,405,983
LendLease Group	409,419	5,507,587
Macquarie Group Ltd.	239,312	16,398,234
Mirvac Group	2,579,449	4,468,689
National Australia Bank Ltd.	1,988,402	47,543,867
Orica Ltd.	183,512	2,914,021
QBE Insurance Group Ltd.	1,024,326	9,690,586
Rio Tinto Ltd.	317,502	16,676,305
Scentre Group	3,925,840	12,944,227
South32 Ltd.	3,949,184	9,174,742
Stockland	1,780,598	5,970,472
Suncorp Group Ltd.	958,607	10,936,197
Tabcorp Holdings Ltd.	614,102	2,049,322
Tatts Group Ltd.	671,483	2,144,315
Telstra Corp. Ltd.	3,099,294	10,144,721
Vicinity Centres	2,487,215	5,460,589
Westpac Banking Corp.	2,508,000	63,711,994
Woolworths Ltd.	335,196	7,145,022

		373,570,399
AUSTRIA — 0.44%
Erste Group Bank AG	221,905	9,187,001
OMV AG	110,712	6,241,921
Raiffeisen Bank International AGb	109,233	3,209,342
Voestalpine AG	88,990	4,496,840

		23,135,104
BELGIUM — 0.65%
Ageas	95,915	4,304,536

Security	Shares	Value
Groupe Bruxelles Lambert SA	30,198	$3,085,752
KBC Group NV	186,130	15,361,317
Proximus SADP	113,150	3,961,429
Solvay SA	54,803	7,837,529

		34,550,563
DENMARK — 0.69%
AP Moller – Maersk A/S Class A	1,735	3,608,824
Danske Bank A/S	547,479	22,089,590
DONG Energy A/Sd	111,903	5,373,700
TDC A/S	607,077	3,729,477
Tryg A/S	87,971	1,976,250

		36,777,841
FINLAND — 1.47%
Elisa OYJ	52,467	2,150,824
Fortum OYJ	344,793	5,617,984
Metso OYJ	54,512	1,727,569
Neste OYJ	96,481	4,166,705
Nokia OYJ	4,360,298	27,657,471
Nokian Renkaat OYJ	55,898	2,272,362
Sampo OYJ Class A	333,371	18,170,452
Stora Enso OYJ Class R	404,917	5,394,591
UPM-Kymmene OYJ	393,138	10,665,364

		77,823,322
FRANCE — 10.59%
Accor SA	64,523	2,986,612
AXA SA	1,442,747	42,456,949
BNP Paribas SA	833,271	64,417,738
Bollore SA	429,204	1,983,644
Bouygues SA	79,745	3,407,733
Carrefour SA	423,130	10,129,566
Casino Guichard Perrachon SA	40,348	2,451,774
Cie. Generale des Etablissements Michelin Class B	127,681	17,213,789
CNP Assurances	123,922	2,980,524
Credit Agricole SA	839,484	14,697,819
Electricite de France SA	414,856	4,192,698
Engie SA	1,275,958	20,466,753
Eurazeo SA	18,188	1,478,540
Eutelsat Communications SA	131,133	3,538,929
Fonciere des Regions	23,947	2,304,703
Gecina SA	30,854	4,641,690
ICADE	25,194	2,155,600
Imerys SA	26,439	2,282,073
Klepierre	106,622	4,321,192

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Security	Shares	Value
Lagardere SCA	92,397	$3,022,977
Natixis SA	693,019	5,019,260
Orange SA	1,482,312	24,851,536
Publicis Groupe SA	153,108	11,536,677
Renault SA	132,017	11,854,161
Sanofi	866,416	82,455,881
Schneider Electric SE	272,418	21,310,358
SCOR SE	124,312	5,219,874
SES SA	271,398	6,359,571
Societe Generale SA	570,029	33,334,400
Total SA	1,747,476	88,509,424
Unibail-Rodamco SE	73,609	18,342,021
Vinci SA	373,501	33,352,707
Vivendi SA	273,430	6,308,862
Wendel SA	7,853	1,177,706

		560,763,741
GERMANY — 8.36%
Allianz SE Registered	339,762	72,104,327
Axel Springer SE	14,296	905,787
BASF SE	682,352	64,834,124
Bayerische Motoren Werke AG	246,698	22,602,504
Daimler AG Registered	719,967	50,327,813
Deutsche Bank AG Registered	1,541,003	27,416,168
Deutsche Lufthansa AG Registered	170,346	3,650,231
Deutsche Telekom AG Registered	1,591,005	28,971,667
E.ON SE	1,641,632	16,186,462
Evonik Industries AG	120,222	4,082,164
Fraport AG Frankfurt Airport Services Worldwide	10,260	1,023,610
Hannover Rueck SE	46,533	5,853,822
Innogy SEd	105,146	4,398,976
K+S AG Registered[c]	142,114	3,685,317
MAN SE	9,672	1,067,576
Metro Wholesale & Food Specialist AGb	132,184	2,659,495
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	119,601	25,593,251
RTL Group SAb	30,366	2,355,741
RWE AGb	386,383	8,115,548
Siemens AG Registered	568,564	76,921,204
Telefonica Deutschland Holding AG	582,665	2,999,965

Security	Shares	Value
Volkswagen AG	21,653	$3,394,067
Vonovia SE	344,736	13,922,737

		443,072,556
HONG KONG — 3.38%
BOC Hong Kong Holdings Ltd.	2,852,000	14,040,627
Cheung Kong Property Holdings Ltd.	991,500	8,029,599
CK Hutchison Holdings Ltd.	1,992,000	26,244,925
CK Infrastructure Holdings Ltd.	496,000	4,626,492
CLP Holdings Ltd.	1,120,500	11,943,641
First Pacific Co. Ltd./Hong Kong	1,430,000	1,071,106
Hang Lung Group Ltd.	717,000	2,726,567
Hang Lung Properties Ltd.	1,705,088	4,248,448
Hang Seng Bank Ltd.	565,700	12,313,336
Henderson Land Development Co. Ltd.	818,400	4,736,360
HK Electric Investments & HK Electric Investments Ltd.[d]	2,088,000	1,981,022
HKT Trust & HKT Ltd.	2,728,000	3,576,720
Hongkong Land Holdings Ltd.	406,300	3,055,376
Hysan Development Co. Ltd.	470,000	2,274,732
Jardine Matheson Holdings Ltd.	161,700	10,318,077
Kerry Properties Ltd.	482,000	1,690,979
Li & Fung Ltd.[c]	4,398,000	1,610,504
New World Development Co. Ltd.	4,284,000	5,792,339
NWS Holdings Ltd.[c]	1,211,000	2,319,617
PCCW Ltd.	3,187,000	1,795,459
Power Assets Holdings Ltd.	1,040,000	10,306,588
Shangri-La Asia Ltd.	496,000	806,540
Sino Land Co. Ltd.	2,422,000	4,000,410
SJM Holdings Ltd.	1,377,000	1,378,737
Sun Hung Kai Properties Ltd.	1,076,000	16,670,102
Swire Pacific Ltd. Class A	372,000	3,710,403
Swire Properties Ltd.	866,200	2,994,488
Wharf Holdings Ltd. (The)	992,419	8,443,659
Wheelock & Co. Ltd.	469,000	3,536,949
Yue Yuen Industrial Holdings Ltd.	620,000	2,560,130

		178,803,932
IRELAND — 0.07%
Bank of Ireland Group PLC[b]	429,842	3,572,827
Irish Bank Resolution Corp. Ltd.[a,b]	246,432	3

		3,572,830

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Security	Shares	Value
ISRAEL — 0.64%
Azrieli Group Ltd.	11,091	$605,972
Bank Hapoalim BM	790,291	5,476,693
Bank Leumi Le-Israel BM	382,454	1,838,194
Bezeq The Israeli Telecommunication Corp. Ltd.	1,547,153	2,296,891
Israel Chemicals Ltd.	383,944	1,834,571
Teva Pharmaceutical Industries Ltd. ADR	679,229	21,850,797

		33,903,118
ITALY — 3.45%
Assicurazioni Generali SpA	927,877	16,770,522
Enel SpA	6,072,820	34,539,156
Eni SpA	1,897,515	29,910,980
EXOR NV	79,316	4,731,789
Intesa Sanpaolo SpA	9,384,607	32,219,699
Mediobanca SpA	269,156	2,797,309
Poste Italiane SpA[d]	384,729	2,821,365
Saipem SpA[b,c]	475,469	1,939,601
Snam SpA	1,731,749	8,158,765
Telecom Italia SpA/Milano[b]	8,400,069	8,621,159
Tenaris SA	184,032	2,905,280
Terna Rete Elettrica Nazionale SpA	1,091,761	6,211,964
UniCredit SpA[b]	1,489,659	29,224,979
UnipolSai Assicurazioni SpA	735,163	1,696,245

		182,548,813
JAPAN — 22.63%
AEON Financial Service Co. Ltd.	99,200	2,155,565
Aeon Mall Co. Ltd.	47,000	893,678
Aisin Seiki Co. Ltd.	71,400	3,715,553
Ajinomoto Co. Inc.	148,800	2,988,255
Alfresa Holdings Corp.	47,000	864,329
Amada Holdings Co. Ltd.	121,100	1,382,027
ANA Holdings Inc.	964,000	3,302,177
Aozora Bank Ltd.	964,000	3,699,136
Asahi Glass Co. Ltd.	148,800	6,262,003
Asahi Kasei Corp.	932,000	10,665,768
Bank of Kyoto Ltd. (The)	223,000	2,135,246
Benesse Holdings Inc.	49,800	1,904,204
Bridgestone Corp.	491,600	20,719,319
Canon Inc.	793,500	27,554,726
Central Japan Railway Co.	104,800	16,835,151
Chiba Bank Ltd. (The)	525,000	3,763,066
Chubu Electric Power Co. Inc.	298,800	3,918,378

Security	Shares	Value
Chugoku Bank Ltd. (The)	124,000	$1,795,556
Chugoku Electric Power Co. Inc. (The)	95,700	1,047,118
Concordia Financial Group Ltd.	924,800	4,660,199
Credit Saison Co. Ltd.	99,600	1,914,570
Dai Nippon Printing Co. Ltd.	374,000	4,119,263
Dai-ichi Life Holdings Inc.	812,700	14,055,565
Daiichi Sankyo Co. Ltd.	421,500	9,185,683
Daiwa House REIT Investment Corp.	1,212	2,996,682
Daiwa Securities Group Inc.	1,240,000	7,138,459
Eisai Co. Ltd.	195,500	10,472,551
Electric Power Development Co. Ltd.	121,120	3,061,570
Fuji Electric Co. Ltd.	470,000	2,586,180
FUJIFILM Holdings Corp.	322,400	11,825,759
Fukuoka Financial Group Inc.	498,000	2,294,059
Hachijuni Bank Ltd. (The)	294,300	1,867,092
Hankyu Hanshin Holdings Inc.	99,200	3,532,757
Hino Motors Ltd.	174,300	2,052,258
Hiroshima Bank Ltd. (The)	496,000	2,118,756
Hisamitsu Pharmaceutical Co. Inc.	22,300	1,045,423
Hitachi Chemical Co. Ltd.	22,300	634,721
Hitachi Ltd.	3,681,000	25,305,105
Hitachi Metals Ltd.	148,800	2,071,174
Honda Motor Co. Ltd.	837,600	23,559,987
Idemitsu Kosan Co. Ltd.[c]	71,700	1,737,100
Iida Group Holdings Co. Ltd.	74,400	1,269,234
INPEX Corp.	715,800	6,951,024
Isetan Mitsukoshi Holdings Ltd.	244,600	2,381,914
Isuzu Motors Ltd.	268,600	3,685,213
ITOCHU Corp.	1,096,600	17,174,228
J Front Retailing Co. Ltd.	173,600	2,480,786
Japan Airlines Co. Ltd.	96,400	3,112,858
Japan Post Bank Co. Ltd.	294,000	3,772,949
Japan Post Holdings Co. Ltd.	322,300	4,057,372
Japan Prime Realty Investment Corp.	717	2,689,683
Japan Real Estate Investment Corp.	964	5,051,414
Japan Retail Fund Investment Corp.	1,952	3,720,451
Japan Tobacco Inc.	818,400	28,397,173
JFE Holdings Inc.	124,500	2,402,790

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Security	Shares	Value
JGC Corp.	99,100	$1,586,569
JSR Corp.	145,800	2,570,419
JTEKT Corp.	99,600	1,419,702
JXTG Holdings Inc.	2,301,850	10,211,927
Kajima Corp.	744,000	6,477,470
Kamigumi Co. Ltd.	223,000	2,385,502
Kaneka Corp.	223,000	1,788,117
Kansai Electric Power Co. Inc. (The)	174,300	2,336,199
Kawasaki Heavy Industries Ltd.	996,000	3,172,922
KDDI Corp.	1,363,900	36,043,151
Keikyu Corp.	62,000	718,784
Keio Corp.	248,000	2,073,868
Kirin Holdings Co. Ltd.	219,900	4,837,024
Komatsu Ltd.	441,100	11,834,390
Konami Holdings Corp.	24,800	1,290,556
Konica Minolta Inc.	368,300	3,046,529
Kuraray Co. Ltd.	99,200	1,930,223
Kurita Water Industries Ltd.	46,900	1,332,784
Kyocera Corp.	238,200	14,469,418
Kyushu Financial Group Inc.	137,300	861,115
Kyushu Railway Co.	124,000	4,079,280
Lawson Inc.	47,100	3,201,240
LIXIL Group Corp.	198,400	5,097,584
Marubeni Corp.	1,197,600	7,926,195
Marui Group Co. Ltd.	148,800	2,022,694
Maruichi Steel Tube Ltd.	47,000	1,448,346
Mazda Motor Corp.	273,900	4,126,038
McDonald’s Holdings Co. Japan Ltd.	24,800	1,006,634
Mebuki Financial Group Inc.	715,920	2,753,663
Medipal Holdings Corp.	121,100	2,214,970
Mitsubishi Chemical Holdings Corp.	358,700	3,015,813
Mitsubishi Corp.	1,133,800	24,590,721
Mitsubishi Electric Corp.	1,430,100	22,138,432
Mitsubishi Heavy Industries Ltd.	2,378,000	9,454,323
Mitsubishi Materials Corp.	74,700	2,508,141
Mitsubishi Motors Corp.	482,100	3,481,748
Mitsubishi Tanabe Pharma Corp.	173,600	4,130,453
Mitsubishi UFJ Financial Group Inc.	8,958,700	56,754,514
Mitsubishi UFJ Lease & Finance Co. Ltd.	343,400	1,827,406
Mitsui & Co. Ltd.	1,245,000	18,084,302

Security	Shares	Value
Mitsui Chemicals Inc.	248,000	$1,414,001
Mitsui Fudosan Co. Ltd.	329,100	7,548,794
Mixi Inc.	24,900	1,367,872
Mizuho Financial Group Inc.	17,857,100	31,740,209
MS&AD Insurance Group Holdings Inc.	348,608	12,216,029
Nabtesco Corp.	24,800	804,634
Nagoya Railroad Co. Ltd.	248,000	1,135,689
NEC Corp.	1,396,000	3,790,217
Nikon Corp.	96,400	1,696,891
Nintendo Co. Ltd.	27,300	9,260,184
Nippon Building Fund Inc.	992	5,341,780
Nippon Electric Glass Co. Ltd.	53,400	1,889,624
Nippon Express Co. Ltd.	717,000	4,574,732
Nippon Telegraph & Telephone Corp.	516,300	25,185,366
Nissan Motor Co. Ltd.	1,701,300	16,875,196
Nisshin Seifun Group Inc.	71,730	1,176,295
Nissin Foods Holdings Co. Ltd.	22,300	1,398,606
NOK Corp.	71,700	1,641,712
Nomura Holdings Inc.	1,317,800	7,833,214
Nomura Real Estate Holdings Inc.	96,400	1,908,894
Nomura Real Estate Master Fund Inc.	2,696	3,813,610
Nomura Research Institute Ltd.	78,300	2,926,639
NSK Ltd.	273,900	3,539,791
Obayashi Corp.	471,200	5,663,185
Odakyu Electric Railway Co. Ltd.	74,400	1,471,234
ORIX Corp.	985,500	15,621,551
Osaka Gas Co. Ltd.	1,458,000	5,825,666
Otsuka Holdings Co. Ltd.	148,800	6,544,803
Resona Holdings Inc.	1,613,200	8,298,501
Ricoh Co. Ltd.	516,300	4,845,496
Sankyo Co. Ltd.	47,000	1,539,798
Santen Pharmaceutical Co. Ltd.	99,200	1,397,841
SBI Holdings Inc./Japan	148,800	2,126,388
Sega Sammy Holdings Inc.	120,900	1,627,027
Seiko Epson Corp.	223,200	5,880,223
Sekisui Chemical Co. Ltd.	297,600	5,472,856
Sekisui House Ltd.	442,100	7,648,076
Seven Bank Ltd.	173,600	686,576
Shinsei Bank Ltd.	1,240,000	2,042,445
Shizuoka Bank Ltd. (The)	377,000	3,360,740
Showa Shell Sekiyu KK	145,800	1,584,740

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Security	Shares	Value
Sompo Holdings Inc.	262,400	$10,287,495
Sony Financial Holdings Inc.	124,000	2,144,568
Subaru Corp.	294,000	10,627,051
Sumitomo Chemical Co. Ltd.	715,000	4,193,131
Sumitomo Corp.	861,900	11,634,226
Sumitomo Dainippon Pharma Co. Ltd.	24,900	348,841
Sumitomo Electric Industries Ltd.	194,800	3,151,319
Sumitomo Heavy Industries Ltd.	470,000	3,428,390
Sumitomo Metal Mining Co. Ltd.	248,000	3,744,857
Sumitomo Mitsui Financial Group Inc.	996,000	37,813,657
Sumitomo Mitsui Trust Holdings Inc.	244,605	8,974,421
Sumitomo Rubber Industries Ltd.	124,500	2,158,849
Suzuken Co. Ltd./Aichi Japan	51,960	1,732,862
T&D Holdings Inc.	398,400	5,884,328
Taiheiyo Cement Corp.	964,000	3,620,616
Taisei Corp.	747,000	7,139,074
Taisho Pharmaceutical Holdings Co. Ltd.	11,800	883,171
Takashimaya Co. Ltd.	223,000	2,038,373
Takeda Pharmaceutical Co. Ltd.	338,700	17,876,812
Teijin Ltd.	146,000	2,930,703
Tobu Railway Co. Ltd.	249,000	1,316,041
Tohoku Electric Power Co. Inc.	99,600	1,353,900
Tokio Marine Holdings Inc.	498,000	20,934,974
Tokyo Electric Power Co. Holdings Inc.[b]	556,100	2,355,354
Tokyo Gas Co. Ltd.	1,458,000	7,720,492
Tokyu Corp.	235,000	3,451,785
Tokyu Fudosan Holdings Corp.	359,800	2,155,641
Toppan Printing Co. Ltd.	371,000	3,914,983
Toshiba Corp.[b,c]	1,488,000	3,312,801
Toyo Seikan Group Holdings Ltd.	99,600	1,630,629
Toyo Suisan Kaisha Ltd.	24,800	900,023
Toyoda Gosei Co. Ltd.	47,000	1,110,186
Toyota Industries Corp.	121,100	6,499,145
Toyota Motor Corp.	1,946,116	109,797,612
Toyota Tsusho Corp.	149,400	4,799,946
Trend Micro Inc./Japan	24,900	1,243,930
United Urban Investment Corp.	2,199	3,271,782
USS Co. Ltd.	74,400	1,499,514
West Japan Railway Co.	121,100	8,677,947
Yamada Denki Co. Ltd.	467,100	2,489,904

Security	Shares	Value
Yamaguchi Financial Group Inc.	142,000	$1,669,379
Yamaha Motor Co. Ltd.	74,400	1,871,867
Yamato Holdings Co. Ltd.	74,700	1,497,448
Yokogawa Electric Corp.	74,400	1,251,727
Yokohama Rubber Co. Ltd. (The)	76,500	1,542,531

		1,198,831,833
NETHERLANDS — 2.03%
ABN AMRO Group NVd	279,451	7,877,697
Aegon NV	1,327,811	7,418,857
AerCap Holdings NVb	111,901	5,494,339
ArcelorMittal[b]	251,016	6,568,566
Boskalis Westminster	69,637	2,481,535
ING Groep NV	2,893,672	53,955,102
Koninklijke KPN NV	2,544,786	9,192,932
NN Group NV	224,864	9,090,786
Randstad Holding NV	88,623	5,326,725

		107,406,539
NEW ZEALAND — 0.18%
Contact Energy Ltd.	545,214	2,191,030
Fletcher Building Ltd.	492,873	2,952,557
Meridian Energy Ltd.	976,420	2,108,364
Spark New Zealand Ltd.	736,034	2,069,405

		9,321,356
NORWAY — 0.79%
DNB ASA	722,226	14,131,184
Gjensidige Forsikring ASA	150,207	2,589,186
Marine Harvest ASA	187,240	3,471,620
Statoil ASA	862,090	16,082,222
Telenor ASA	192,420	3,830,671
Yara International ASA	45,793	1,815,748

		41,920,631
PORTUGAL — 0.12%
EDP – Energias de Portugal SA	1,792,392	6,339,694

		6,339,694
SINGAPORE — 1.38%
Ascendas REIT	1,810,400	3,601,592
CapitaLand Commercial Trust	1,662,900	2,107,418
CapitaLand Mall Trust	1,909,600	2,828,099
City Developments Ltd.	195,500	1,621,964
Golden Agri-Resources Ltd.	5,398,400	1,571,152
Hutchison Port Holdings Trust[c]	4,035,000	1,916,625
Keppel Corp. Ltd.	1,121,800	5,298,215
Oversea-Chinese Banking Corp. Ltd.	2,319,100	19,411,270

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Security	Shares	Value
Singapore Airlines Ltd.	396,800	$3,037,689
Singapore Press Holdings Ltd.[c]	570,600	1,223,435
Singapore Telecommunications Ltd.	2,256,400	6,600,286
StarHub Ltd.	457,700	920,661
Suntec REIT	1,906,500	2,668,988
United Overseas Bank Ltd.	985,700	17,423,330
UOL Group Ltd.	185,100	1,076,068
Yangzijiang Shipbuilding Holdings Ltd.	1,713,600	1,786,578

		73,093,370
SPAIN — 5.30%
Abertis Infraestructuras SA	555,769	10,936,155
ACS Actividades de Construccion y Servicios SA	189,471	7,243,305
Banco Bilbao Vizcaya Argentaria SA	5,015,592	45,243,316
Banco de Sabadell SA	4,076,068	9,097,165
Banco Santander SA	12,013,562	81,782,917
Bankia SA	792,298	3,999,901
Bankinter SA	582,947	5,661,935
CaixaBank SA	987,889	5,143,411
Enagas SA	84,196	2,370,995
Endesa SA	239,280	5,645,046
Gas Natural SDG SA	263,984	6,159,386
Iberdrola SA	4,478,268	35,185,124
International Consolidated Airlines Group SA	249,574	1,901,136
Mapfre SA	917,768	3,409,536
Red Electrica Corp. SA	119,519	2,553,343
Repsol SA	943,961	15,759,097
Telefonica SA	3,432,173	38,684,865

		280,776,633
SWEDEN — 2.75%
Alfa Laval AB	143,413	3,198,361
ICA Gruppen AB	60,705	2,428,485
Industrivarden AB Class C	122,205	2,961,062
Investor AB Class B	335,220	15,871,983
Kinnevik AB Class B	174,780	5,358,533
Nordea Bank AB	2,267,239	28,561,037
Skandinaviska Enskilda Banken AB Class A	1,124,789	14,224,898
Skanska AB Class B	255,051	5,788,982
SKF AB Class B	283,490	5,628,411
Svenska Handelsbanken AB Class A	1,134,917	16,864,406

Security	Shares	Value
Swedbank AB Class A	674,984	$17,590,029
Tele2 AB Class B	269,371	3,200,197
Telefonaktiebolaget LM Ericsson Class B	2,283,368	14,805,527
Telia Co. AB	1,971,362	9,248,699

		145,730,610
SWITZERLAND — 7.66%
ABB Ltd. Registered	739,583	17,400,149
Baloise Holding AG Registered	35,501	5,717,837
Credit Suisse Group AG Registered	1,754,392	27,056,385
Julius Baer Group Ltd.	165,624	9,389,680
Kuehne + Nagel International AG Registered	14,136	2,467,225
Nestle SA Registered	809,412	68,538,074
Novartis AG Registered	1,665,674	142,251,684
Swatch Group AG (The) Registered	40,204	3,104,315
Swiss Life Holding AG Registered	23,487	8,592,953
Swiss Prime Site AG Registered	52,932	4,786,565
Swiss Re AG	242,169	23,404,943
Swisscom AG Registered	19,557	9,581,380
UBS Group AG	2,724,149	47,489,440
Vifor Pharma AGc	12,896	1,380,688
Zurich Insurance Group AG	113,053	34,542,182

		405,703,500
UNITED KINGDOM — 19.46%
3i Group PLC	718,332	8,864,041
Aberdeen Asset Management PLC	677,507	2,942,172
Admiral Group PLC	150,641	4,106,997
Anglo American PLC[b]	992,703	16,391,841
Antofagasta PLC	186,061	2,320,476
AstraZeneca PLC	939,263	56,576,887
Aviva PLC	3,007,260	21,369,306
Babcock International Group PLC	193,076	2,149,605
BAE Systems PLC	2,358,062	18,699,135
Barclays PLC	6,285,560	16,821,731
Barratt Developments PLC	485,178	3,936,949
Berkeley Group Holdings PLC	62,688	2,889,259
BHP Billiton PLC	1,574,183	28,597,964
BP PLC	14,583,456	85,709,940
British Land Co. PLC (The)	715,547	5,759,099
BT Group PLC	6,281,739	25,962,595

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Security	Shares	Value
Capita PLC	495,537	$4,301,922
Centrica PLC	4,130,783	10,809,947
Cobham PLC	1,785,389	3,123,449
Direct Line Insurance Group PLC	1,036,031	5,116,479
Dixons Carphone PLC	726,338	2,575,857
easyJet PLC	112,560	1,834,143
GKN PLC	463,648	1,965,170
GlaxoSmithKline PLC	3,648,093	72,839,315
Hammerson PLC	579,025	4,385,489
HSBC Holdings PLC	14,784,980	147,552,745
IMI PLC	72,428	1,148,690
Intu Properties PLC	640,569	2,155,993
Investec PLC	311,590	2,366,119
ITV PLC	2,701,896	6,162,336
J Sainsbury PLC	1,218,081	3,931,138
Kingfisher PLC	1,666,040	6,466,271
Land Securities Group PLC	580,903	7,819,159
Legal & General Group PLC	4,411,150	15,608,638
Lloyds Banking Group PLC	53,218,978	46,011,736
Marks & Spencer Group PLC	1,206,364	5,124,300
Meggitt PLC	577,817	3,831,678
Mondi PLC	274,050	7,207,811
National Grid PLC	2,575,066	31,802,841
Old Mutual PLC	3,654,022	9,465,954
Pearson PLC	613,636	5,319,089
Persimmon PLC	148,485	4,901,710
Petrofac Ltd.	98,273	579,125
Rio Tinto PLC	920,151	42,700,449
Royal Bank of Scotland Group PLC[b]	2,616,241	8,574,515
Royal Dutch Shell PLC Class A ADR	3,293,366	92,610,777
Royal Dutch Shell PLC Class B	2,797,525	79,368,271
Royal Mail PLC	664,306	3,530,300
Schroders PLC	92,533	4,202,585
Segro PLC	727,342	5,053,357
SSE PLC	763,478	13,880,064
Standard Life PLC	1,465,189	8,429,641
Tate & Lyle PLC	127,991	1,133,912
Travis Perkins PLC	186,636	3,735,062
TUI AG	213,810	3,357,148
United Utilities Group PLC	348,172	4,119,637
Vodafone Group PLC	12,817,015	37,512,028
Wm Morrison Supermarkets PLC	1,650,375	5,230,555

		1,030,943,402

Security	Shares	Value
TOTAL COMMON STOCKS
(Cost: $4,851,831,400)		$5,248,589,787

PREFERRED STOCKS — 0.56%

GERMANY — 0.45%
Bayerische Motoren Werke AG, Preference Shares	39,869	3,165,825
Porsche Automobil Holding SE, Preference Shares	112,942	6,442,883
Volkswagen AG, Preference Shares	91,725	14,069,512

		23,678,220

ITALY — 0.11%
Intesa Sanpaolo SpA, Preference Shares	738,175	2,349,834
Telecom Italia SpA/Milano, Preference Shares	4,521,370	3,696,839

		6,046,673

TOTAL PREFERRED STOCKS
(Cost: $29,484,135)		29,724,893

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[b,c]	30,854	91,233

		91,233

TOTAL RIGHTS
(Cost: $0)		91,233

SHORT-TERM INVESTMENTS — 0.19%

MONEY MARKET FUNDS — 0.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	9,726,555	9,729,473
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	294,399	294,399

		10,023,872

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,022,405)		10,023,872

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EAFE VALUE ETF

July 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $4,891,337,940)[h]	$5,288,429,785
Other Assets, Less Liabilities — 0.16%	8,445,672

NET ASSETS — 100.00%	$5,296,875,457

ADR	— American Depositary Receipts

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $5,053,648,764. Net unrealized appreciation was $234,781,021, of which $533,298,981 represented gross unrealized appreciation on securities and $298,517,960 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$5,248,589,757	$—	$30	$5,248,589,787
Preferred stocks	29,724,893	—	—	29,724,893
Rights	91,233	—	—	91,233
Money market funds	10,023,872	—	—	10,023,872

Total	$5,288,429,755	$—	$30	$5,288,429,785

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,466,338,210	$4,881,315,535
Affiliated (Note 2)	17,641,288	10,022,405

Total cost of investments	$2,483,979,498	$4,891,337,940

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,035,496,718	$5,278,405,913
Affiliated (Note 2)	17,645,004	10,023,872

Total fair value of investments	3,053,141,722	5,288,429,785
Foreign currency, at value[b]	1,585,004	7,176,771
Receivables:
Dividends and interest	1,778,866	6,252,176
Tax reclaims	6,505,556	5,419,765
Foreign withholding tax claims (Note 7)	357,394	1,052,524

Total Assets	3,063,368,542	5,308,331,021

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	16,927,570	9,723,608
Professional fees (Note 7)	3,574	10,525
Investment advisory fees (Note 2)	1,018,809	1,719,323
Proxy fees	1,156	2,108

Total Liabilities	17,951,109	11,455,564

NET ASSETS	$3,045,417,433	$5,296,875,457

Net assets consist of:
Paid-in capital	$3,026,094,968	$5,282,862,982
Distributions in excess of net investment income	(108,227)	(2,104,426)
Accumulated net realized loss	(549,880,328)	(381,465,109)
Net unrealized appreciation	569,311,020	397,582,010

NET ASSETS	$3,045,417,433	$5,296,875,457

Shares outstanding[c]	40,400,000	99,600,000

Net asset value per share	$75.38	$53.18

[a]	Securities on loan with values of $16,325,174 and $9,230,638, respectively. See Note 1.
[b]	Cost of foreign currency: $1,571,629 and $7,021,951, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares MSCI EAFE Growth ETF	iShares MSCI EAFE Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$56,129,277	$171,593,277
Dividends — affiliated (Note 2)	12,843	35,233
Securities lending income — affiliated — net (Note 2)	426,021	532,413
Foreign withholding tax claims (Note 7)	357,394	1,052,524

Total investment income	56,925,535	173,213,447

EXPENSES
Investment advisory fees (Note 2)	10,316,276	16,627,161
Proxy fees	59,165	107,941
Professional fees (Note 7)	4,669	13,541

Total expenses	10,380,110	16,748,643

Net investment income	46,545,425	156,464,804

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,482,324)	(41,064,717)
Investments — affiliated (Note 2)	3,319	4,398
In-kind redemptions — unaffiliated	63,296,322	75,053,534
Foreign currency transactions	536,430	(996,553)
Realized gain distributions from affiliated funds	17	141

Net realized gain	46,353,764	32,996,803

Net change in unrealized appreciation/depreciation on:
Investments	242,295,337	702,611,112
Translation of assets and liabilities in foreign currencies	207,947	674,258

Net change in unrealized appreciation/depreciation	242,503,284	703,285,370

Net realized and unrealized gain	288,857,048	736,282,173

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$335,402,473	$892,746,977

[a]	Net of foreign withholding tax of $4,877,538 and $13,528,547, respectively.

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE Growth ETF		iShares MSCI EAFE Value ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$46,545,425	$43,519,900	$156,464,804	$100,396,343
Net realized gain (loss)	46,353,764	22,525,653	32,996,803	(92,205,204)
Net change in unrealized appreciation/depreciation	242,503,284	(135,394,674)	703,285,370	(393,658,935)

Net increase (decrease) in net assets resulting from operations	335,402,473	(69,349,121)	892,746,977	(385,467,796)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(49,296,813)	(42,582,463)	(160,130,229)	(97,379,335)

Total distributions to shareholders	(49,296,813)	(42,582,463)	(160,130,229)	(97,379,335)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	575,932,306	759,278,167	1,992,681,678	518,819,687
Cost of shares redeemed	(187,221,732)	(305,360,798)	(335,625,780)	(82,189,590)

Net increase in net assets from capital share transactions	388,710,574	453,917,369	1,657,055,898	436,630,097

INCREASE (DECREASE) IN NET ASSETS	674,816,234	341,985,785	2,389,672,646	(46,217,034)

NET ASSETS
Beginning of year	2,370,601,199	2,028,615,414	2,907,202,811	2,953,419,845

End of year	$3,045,417,433	$2,370,601,199	$5,296,875,457	$2,907,202,811

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(108,227)	$26,941	$(2,104,426)	$(1,133,058)

SHARES ISSUED AND REDEEMED
Shares sold	8,400,000	11,200,000	41,600,000	11,200,000
Shares redeemed	(2,800,000)	(4,800,000)	(6,800,000)	(2,000,000)

Net increase in shares outstanding	5,600,000	6,400,000	34,800,000	9,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Growth ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$68.12	$71.43	$70.68	$64.49	$54.16

Income from investment operations:
Net investment income[a]	1.24 [b]	1.32	1.40	1.45	1.31
Net realized and unrealized gain (loss)[c]	7.30	(3.36)	0.72	6.28	10.37

Total from investment operations	8.54	(2.04)	2.12	7.73	11.68

Less distributions from:
Net investment income	(1.28)	(1.27)	(1.37)	(1.54)	(1.35)

Total distributions	(1.28)	(1.27)	(1.37)	(1.54)	(1.35)

Net asset value, end of year	$75.38	$68.12	$71.43	$70.68	$64.49

Total return	12.66%[b]	(2.78)%	3.06%	11.99%	21.74%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,045,417	$2,370,601	$2,028,615	$1,696,271	$1,522,005
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 7)	0.40%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.80%[b]	2.01%	2.01%	2.08%	2.16%
Portfolio turnover rate[d]	30%	26%	25%	27%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 7), which resulted in the following increases for the year ended July 31, 2017.
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.01%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI EAFE Value ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$44.86	$53.12	$57.41	$51.00	$42.45

Income from investment operations:
Net investment income[a]	1.81 [b]	1.71	1.83	2.66	1.80
Net realized and unrealized gain (loss)[c]	8.17	(8.42)	(4.25)	6.26	8.44

Total from investment operations	9.98	(6.71)	(2.42)	8.92	10.24

Less distributions from:
Net investment income	(1.66)	(1.55)	(1.87)	(2.51)	(1.69)

Total distributions	(1.66)	(1.55)	(1.87)	(2.51)	(1.69)

Net asset value, end of year	$53.18	$44.86	$53.12	$57.41	$51.00

Total return	22.49%[b]	(12.59)%	(4.16)%	17.56%	24.39%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,296,875	$2,907,203	$2,953,420	$2,755,526	$2,040,181
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 7)	0.40%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	3.70%[b]	3.72%	3.40%	4.72%	3.69%
Portfolio turnover rate[d]	28%	26%	25%	29%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 7), which resulted in the following increases for the year ended July 31, 2017.
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.02%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE Growth	Diversified
MSCI EAFE Value	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI EAFE Growth
Barclays Capital Inc.	$64,865	$64,865	$—
Citigroup Global Markets Inc.	3,048,522	3,048,522	—
Credit Suisse Securities (USA) LLC	525,024	525,024	—
Deutsche Bank Securities Inc.	254,489	254,489	—
Goldman Sachs & Co.	212,622	212,622	—
JPMorgan Securities LLC	2,182,177	2,182,177	—
Macquarie Bank Limited	29,648	28,932	(716)
Merrill Lynch, Pierce, Fenner & Smith	1,443,434	1,443,434	—
Morgan Stanley & Co. LLC	5,325,042	5,325,042	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	609,951	609,951	—
Nomura Securities International Inc.	40,074	40,074	—
State Street Bank & Trust Company	729,999	729,999	—
UBS AG	1,859,327	1,859,327	—

	$16,325,174	$16,324,458	$(716)

MSCI EAFE Value
Goldman Sachs & Co.	$1,691,410	$1,691,410	$—
HSBC Bank PLC	11,132	11,132	—
Macquarie Bank Limited	1,343,187	1,343,187	—
Morgan Stanley & Co. LLC	4,790,093	4,790,093	—
Nomura Securities International Inc.	1,168,831	1,168,831	—
State Street Bank & Trust Company	134,752	134,752	—
UBS AG	91,233	91,233	—

	$9,230,638	$9,230,638	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI EAFE Growth ETF, BFA is entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares MSCI EAFE Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.4000%	First $3 billion
0.3800	Over $3 billion, up to and including $4.5 billion
0.3610	Over $4.5 billion, up to and including $6 billion
0.3430	Over $6 billion, up to and including $7.5 billion[a]
0.3258	Over $7.5 billion[a]

[a]	Break level added or amended effective July 1, 2017.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI EAFE Growth	$107,307
MSCI EAFE Value	127,625

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$614,011,858	$446,088,026
MSCI EAFE Value	562,403,677	644,231,629

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE Growth	$830,514,499	$763,569,871
MSCI EAFE Value	1,219,163,602	1,169,670,780

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE Growth	$536,394,996	$184,223,830
MSCI EAFE Value	1,911,946,341	325,822,943

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE Growth	$41,681,267	$2,616,220	$(44,297,487)
MSCI EAFE Value	54,403,181	2,694,057	(57,097,238)

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI EAFE Growth
Ordinary income	$49,296,813	$42,582,463

MSCI EAFE Value
Ordinary income	$160,130,229	$97,379,335

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI EAFE Growth	$1,154,802	$(532,194,784)	$550,362,447	$19,322,465
MSCI EAFE Value	17,685,373	(239,986,083)	236,313,185	14,012,475

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI EAFE Growth	$185,944,335	$255,395,852	$90,854,597	$532,194,784
MSCI EAFE Value	63,418,636	92,172,573	84,394,874	239,986,083

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	FOREIGN WITHHOLDING TAX CLAIMS

The Funds have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Funds are able to pass through to their shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI EAFE Growth ETF and iShares MSCI EAFE Value ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI EAFE Growth	$56,429,544
MSCI EAFE Value	168,744,740

For the fiscal year ended July 31, 2017, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE Growth	$60,981,484	$4,628,482
MSCI EAFE Value	185,137,365	12,590,710

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI EAFE Growth ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI EAFE Value ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE Growth ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.14%
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	36	2.60
Greater than 0.5% and Less than 1.0%	182	13.16
Greater than 0.0% and Less than 0.5%	648	46.86
At NAV	23	1.66
Less than 0.0% and Greater than –0.5%	365	26.39
Less than –0.5% and Greater than –1.0%	98	7.09
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	7	0.51

	1,383	100.00%

iShares MSCI EAFE Value ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.14%
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	44	3.18
Greater than 0.5% and Less than 1.0%	270	19.52
Greater than 0.0% and Less than 0.5%	650	47.00
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	310	22.42
Less than –0.5% and Greater than –1.0%	67	4.84
Less than –1.0% and Greater than –1.5%	16	1.16
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	53

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	57

Notes:

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-702-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares China Large-Cap ETF | FXI | NYSE Arca
➢	iShares MSCI China A ETF | CNYA | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CHINA LARGE-CAP ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.23%	23.07%	25.22%	24.23%	23.07%	25.22%
5 Years	6.84%	6.98%	7.64%	39.24%	40.12%	44.48%
10 Years	1.25%	1.37%	1.93%	13.19%	14.58%	21.02%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance beginning on February 10, 2012 reflects net returns where dividends are reinvested into the Index net of withholding tax. Performance before this date reflects dividends being reinvested at gross.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,160.30	$3.96	$1,000.00	$1,021.10	$3.71	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CHINA LARGE-CAP ETF

The iShares China Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization Chinese equities that trade on the Hong Kong Stock Exchange, as represented by the FTSE China 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 24.23%, net of fees, while the total return for the Index was 25.22%.

Improving economic growth in China contributed to the Index’s performance for the reporting period. In the first two quarters of 2017, China’s economy expanded at its strongest pace since the third quarter of 2015, helped by strong fixed-asset investments and improving industrial output and retail sales. The country’s unemployment rate declined to its lowest level since recordkeeping began in the third quarter of 2002. New export orders rose and manufacturing increased for a second consecutive month in July 2017. Additionally, as economic growth improved, China’s central bank tightened monetary policy in early 2017 by raising short-term interest rates.

The financials sector, which represented about half of the Index on average during the reporting period, was the largest contributor to the Index’s performance, due primarily to large Chinese banks. In 2016, the banks industry reported net profit growth for the first time since 2011. Additionally, many large Chinese companies in the insurance industry benefited from a favorable outlook for the industry during the reporting period. The real estate management and development industry also supported performance in the financials sector.

The information technology sector also contributed significantly to the Index’s return for the reporting period, reflecting strong performance in the internet software and services industry. The energy sector was a notable contributor to the Index’s performance for the reporting period.

In contrast, the telecommunication services sector detracted from the Index’s performance for the reporting period amid challenges facing the wireless telecommunication services industry.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	49.73%
Energy	11.23
Telecommunication Services	10.37
Information Technology	9.78
Real Estate	8.33
Industrials	5.80
Consumer Discretionary	2.64
Utilities	1.23
Materials	0.89

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	9.79%
China Construction Bank Corp. Class H	8.71
China Mobile Ltd.	7.40
Industrial & Commercial Bank of China Ltd. Class H	7.16
Bank of China Ltd. Class H	4.95
Ping An Insurance Group Co. of China Ltd. Class H	4.82
China Life Insurance Co. Ltd. Class H	3.70
CNOOC Ltd.	3.46
China Petroleum & Chemical Corp. Class H	3.34
PetroChina Co. Ltd. Class H	2.72

TOTAL	56.05%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA A ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.65%	15.37%	14.81%	15.65%	15.37%	14.81%
Since Inception	20.13%	20.49%	18.46%	23.12%	23.54%	21.11%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/13/16. The first day of secondary market trading was 6/15/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,139.60	$3.45	$1,000.00	$1,021.60	$3.26	0.65%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA A ETF

The iShares MSCI China A ETF (the “Fund”) seeks to track the investment results of an index composed of domestic Chinese equities that trade on the Shanghai or Shenzhen Stock Exchange, as represented by the MSCI China A International Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 15.65%, net of fees, while the total return for the Index was 14.81%.

Improving economic growth in China aided the Index’s performance for the reporting period. China’s economy expanded at its strongest pace since the third quarter of 2015. Fixed-asset investment remained strong, and industrial output and retail sales improved. The country’s unemployment rate declined to its lowest level since recordkeeping began in the third quarter of 2002. New export orders rose and manufacturing increased for a second consecutive month in July 2017, the fastest rate since March 2017. In early 2017, as economic growth strengthened, China’s central bank tightened monetary policy by raising short-term interest rates.

During the reporting period, every sector represented in the Index contributed to the Index’s return. The financials sector, the largest sector represented in the Index for the reporting period, was the largest contributor to the Index’s performance, due primarily to large Chinese banks. In 2016, Chinese banks reported net profit growth for the first time since 2011. Chinese insurance companies benefited from a favorable outlook for the industry during the reporting period.

The industrials and materials sectors were also strong contributors to the Index’s return for the reporting period as the improvement in manufacturing supported both sectors. The construction and engineering industry was the leading performer in the industrials sector, while the metals and mining industry contributed the most in the materials sector. Other notable contributors to the Index’s performance during the reporting period were the consumer staples and consumer discretionary sectors, both of which benefited from stronger retail sales during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	27.71%
Industrials	17.09
Consumer Discretionary	10.81
Materials	9.87
Information Technology	8.17
Consumer Staples	7.57
Health Care	6.25
Real Estate	5.38
Utilities	3.68
Energy	2.64
Telecommunication Services	0.83

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

Kweichow Moutai Co. Ltd. Class A	2.46%
Ping An Insurance Group Co. of China Ltd. Class A	2.44
China Merchants Bank Co. Ltd. Class A	2.25
Shanghai Pudong Development Bank Co. Ltd. Class A	1.68
Industrial Bank Co. Ltd. Class A	1.60
China State Construction Engineering Corp. Ltd. Class A	1.35
Industrial & Commercial Bank of China Ltd. Class A	1.26
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	1.16
Midea Group Co. Ltd. Class A	1.14
Bank of Communications Co. Ltd. Class A	1.11

TOTAL	16.45%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CHINA LARGE-CAP ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.27%

AIRLINES — 0.33%
Air China Ltd. Class H	12,174,000	$11,004,711

		11,004,711
AUTOMOBILES — 2.60%
Byd Co. Ltd. Class Ha	4,581,500	28,567,831
Great Wall Motor Co. Ltd. Class Ha	20,693,000	26,548,000
Guangzhou Automobile Group Co. Ltd. Class H	14,776,000	31,746,033

		86,861,864
BANKS — 29.49%
Agricultural Bank of China Ltd. Class H	170,457,000	79,661,473
Bank of China Ltd. Class H	330,338,000	162,839,549
Bank of Communications Co. Ltd. Class H	52,000,200	38,549,984
China CITIC Bank Corp. Ltd. Class H	55,183,000	35,822,335
China Construction Bank Corp. Class H	344,335,320	286,573,187
China Everbright Bank Co. Ltd. Class H	21,638,000	10,500,185
China Merchants Bank Co. Ltd. Class H	25,264,938	83,136,547
China Minsheng Banking Corp. Ltd. Class H	31,164,000	31,362,911
Industrial & Commercial Bank of China Ltd. Class H	336,127,995	235,414,190
Postal Savings Bank of China Co. Ltd. Class Ha,b	39,110,000	22,834,593

		986,694,954
CAPITAL MARKETS — 5.24%
China Cinda Asset Management Co. Ltd. Class H	63,014,000	26,221,711
China Galaxy Securities Co. Ltd. Class H	24,641,500	21,738,371
China Huarong Asset Management Co. Ltd. Class Ha,b	40,071,000	16,418,020
CITIC Securities Co. Ltd. Class H	15,210,500	30,887,823
GF Securities Co. Ltd. Class H	10,312,800	20,810,065

Security	Shares	Value
Haitong Securities Co. Ltd. Class H	22,763,200	$36,315,496
Huatai Securities Co. Ltd. Class Hb	11,476,600	23,070,315

		175,461,801
CONSTRUCTION & ENGINEERING — 2.48%
China Communications Construction Co. Ltd. Class H	29,559,000	39,436,474
China Railway Construction Corp. Ltd. Class H	12,603,500	16,653,729
China Railway Group Ltd. Class H	25,536,000	20,336,859
Metallurgical Corp. of China Ltd. Class H	19,130,000	6,588,824

		83,015,886
CONSTRUCTION MATERIALS — 0.87%
Anhui Conch Cement Co. Ltd. Class H	7,898,000	29,225,072

		29,225,072
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.92%
China Telecom Corp. Ltd. Class H	92,666,000	44,137,119
China Unicom Hong Kong Ltd.[c]	36,870,000	53,533,645

		97,670,764
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.20%
CGN Power Co. Ltd. Class Hb	74,530,000	20,421,401
Huaneng Power International Inc. Class H	28,230,000	19,916,045

		40,337,446
INDUSTRIAL CONGLOMERATES — 2.17%
CITIC Ltd.	32,764,000	49,837,240
Fosun International Ltd.	15,032,000	22,788,151

		72,625,391
INSURANCE — 14.14%
China Life Insurance Co. Ltd. Class H	38,436,000	121,801,886
China Pacific Insurance Group Co. Ltd. Class H	17,229,800	76,109,691
New China Life Insurance Co. Ltd. Class H	5,324,100	34,391,253
People’s Insurance Co. Group of China Ltd. (The) Class H	56,646,000	26,400,445

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CHINA LARGE-CAP ETF

July 31, 2017

Security	Shares	Value
PICC Property & Casualty Co. Ltd. Class H	29,947,700	$55,829,723
Ping An Insurance Group Co. of China Ltd. Class H	21,368,000	158,546,968

		473,079,966
INTERNET SOFTWARE & SERVICES — 9.61%
Tencent Holdings Ltd.	8,018,800	321,772,555

		321,772,555
MACHINERY — 0.72%
CRRC Corp. Ltd. Class H	26,875,450	24,018,827

		24,018,827
OIL, GAS & CONSUMABLE FUELS — 11.04%
China Petroleum & Chemical Corp. Class H	144,478,600	109,698,034
China Shenhua Energy Co. Ltd. Class H	22,690,000	56,535,073
CNOOC Ltd.	101,551,000	113,641,318
PetroChina Co. Ltd. Class H	138,918,000	89,467,877

		369,342,302
REAL ESTATE MANAGEMENT & DEVELOPMENT — 8.19%
China Evergrande Group[a,c]	19,515,000	54,346,107
China Overseas Land & Investment Ltd.	25,600,000	86,861,328
China Resources Land Ltd.	17,861,333	57,402,157
China Vanke Co. Ltd. Class H	8,778,900	25,909,060
Country Garden Holdings Co. Ltd.[a]	35,352,000	49,428,480

		273,947,132
WIRELESS TELECOMMUNICATION SERVICES — 7.27%
China Mobile Ltd.	22,700,500	243,422,582

		243,422,582

TOTAL COMMON STOCKS
(Cost: $3,306,352,985)		3,288,481,253

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.66%

MONEY MARKET FUNDS — 3.66%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	121,438,320	$121,474,752
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	920,999	920,999

		122,395,751

TOTAL SHORT-TERM INVESTMENTS
(Cost: $122,387,399)		122,395,751

TOTAL INVESTMENTS IN SECURITIES — 101.93%
(Cost: $3,428,740,384)[g]		3,410,877,004
Other Assets, Less Liabilities — (1.93)%		(64,574,400)

NET ASSETS — 100.00%		$3,346,302,604

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,521,240,910. Net unrealized depreciation was $110,363,906, of which $461,073,136 represented gross unrealized appreciation on securities and $571,437,042 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2017 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
H-Shares Index	40,650	Aug 2017	$56,383	$96,609

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CHINA LARGE-CAP ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,288,481,253	$—	$—	$3,288,481,253
Money market funds	122,395,751	—	—	122,395,751

Total	$3,410,877,004	$—	$—	$3,410,877,004

Derivative financial instruments[a]:
Assets:
Futures contracts	$96,609	$—	$—	$96,609

Total	$96,609	$—	$—	$96,609

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.62%

AEROSPACE & DEFENSE — 1.06%
AECC Aero-Engine Control Co. Ltd. Class A	2,800	$7,860
AECC Aviation Power Co. Ltd. Class A	2,100	9,044
AVIC Aircraft Co. Ltd. Class A	9,100	24,600
AVIC Electromechanical Systems Co. Ltd. Class A	9,450	14,507
AVIC Helicopter Co. Ltd. Class A	2,100	13,673
China Aerospace Times Electronics Co. Ltd. Class Aa	8,400	10,474
China Avionics Systems Co. Ltd. Class A	4,900	11,535
China Spacesat Co. Ltd. Class A	4,200	16,921

		108,614
AIR FREIGHT & LOGISTICS — 0.16%
Shenzhen Feima International Supply Chain Co. Ltd. Class A	6,188	10,088
Sinotrans Air Transportation Development Co. Ltd. Class A	2,100	6,123

		16,211
AIRLINES — 1.01%
Air China Ltd. Class A	12,600	16,553
China Eastern Airlines Corp. Ltd. Class A	29,400	29,580
China Southern Airlines Co. Ltd. Class A	22,400	26,798
Hainan Airlines Holding Co. Ltd. Class A	48,300	23,544
Spring Airlines Co. Ltd. Class A	1,400	6,518

		102,993
AUTO COMPONENTS — 1.53%
Anhui Zhongding Sealing Parts Co. Ltd. Class A	4,200	11,922
China Shipbuilding Industry Group Power Co. Ltd. Class A	3,500	12,681
Fuyao Glass Industry Group Co. Ltd. Class A	7,000	24,187
Huayu Automotive Systems Co. Ltd. Class A	10,500	33,315
Ningbo Joyson Electronic Corp. Class A	2,800	13,224
Wanxiang Qianchao Co. Ltd. Class A	8,400	13,033
Weifu High-Technology Group Co. Ltd. Class A	1,400	5,397
Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd. Class A	3,500	12,655

Security	Shares	Value
Zhejiang Century Huatong Group Co. Ltd. Class A	2,100	$11,016
Zhejiang Wanfeng Auto Wheel Co. Ltd. Class A	7,560	19,066

		156,496
AUTOMOBILES — 2.00%
Anhui Jianghuai Automobile Group Corp. Ltd. Class A	4,900	7,384
Beiqi Foton Motor Co. Ltd. Class A	21,000	8,988
BYD Co. Ltd. Class A	4,900	35,682
Chongqing Changan Automobile Co. Ltd. Class A	11,900	25,307
FAW CAR Co. Ltd. Class Aa	4,900	7,166
Guangzhou Automobile Group Co. Ltd. Class A	4,200	16,509
SAIC Motor Corp. Ltd. Class A	23,100	103,469

		204,505
BANKS — 14.93%
Agricultural Bank of China Ltd. Class A	170,100	93,785
Bank of Beijing Co. Ltd. Class A	52,584	60,954
Bank of China Ltd. Class A	149,100	86,860
Bank of Communications Co. Ltd. Class A	119,000	113,183
Bank of Guiyang Co. Ltd. Class A	4,200	9,637
Bank of Jiangsu Co. Ltd. Class A	9,100	12,198
Bank of Nanjing Co. Ltd. Class A	27,440	32,583
Bank of Ningbo Co. Ltd. Class A	15,470	36,348
Bank of Shanghai Co. Ltd. Class A	5,460	16,026
China CITIC Bank Corp. Ltd. Class A	16,800	16,603
China Construction Bank Corp. Class A	30,800	30,851
China Everbright Bank Co. Ltd. Class A	123,900	77,887
China Merchants Bank Co. Ltd. Class A	60,200	228,761
China Minsheng Banking Corp. Ltd. Class A	88,200	112,726
Huaxia Bank Co. Ltd. Class A	33,600	49,934
Industrial & Commercial Bank of China Ltd. Class A	156,800	128,397
Industrial Bank Co. Ltd. Class A	61,600	162,585
Ping An Bank Co. Ltd. Class A	53,760	85,247
Shanghai Pudong Development Bank Co. Ltd. Class A	86,086	170,921

		1,525,486
BEVERAGES — 4.86%
Anhui Gujing Distillery Co. Ltd. Class A	1,400	11,194
Anhui Kouzi Distillery Co. Ltd. Class A	1,400	9,198

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
Beijing Yanjing Brewery Co. Ltd. Class A	4,900	$4,646
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	4,900	65,101
Kweichow Moutai Co. Ltd. Class A	3,500	250,304
Luzhou Laojiao Co. Ltd. Class A	4,900	40,321
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	2,100	12,742
Tsingtao Brewery Co. Ltd. Class A	2,100	10,421
Wuliangye Yibin Co. Ltd. Class A	11,200	92,810

		496,737
BIOTECHNOLOGY — 0.71%
Beijing SL Pharmaceutical Co. Ltd. Class A	2,100	8,339
Beijing Tiantan Biological Products Corp. Ltd. Class A	1,820	8,388
Da An Gene Co. Ltd. of Sun Yat-Sen University Class A	2,310	6,797
Hualan Biological Engineering Inc. Class A	3,500	14,798
Jinyu Bio-Technology Co. Ltd. Class A	1,400	6,835
Shanghai RAAS Blood Products Co. Ltd. Class A	9,240	27,793

		72,950
BUILDING PRODUCTS — 0.11%
Beijing New Building Materials PLC Class A	4,900	11,141

		11,141
CAPITAL MARKETS — 7.78%
Anxin Trust Co. Ltd. Class A	15,400	32,933
Central China Securities Co. Ltd. Class A	7,700	9,933
Changjiang Securities Co. Ltd. Class A	16,800	23,719
China Merchants Securities Co. Ltd. Class A	18,200	48,442
CITIC Securities Co. Ltd. Class A	29,400	75,806
Dongxing Securities Co. Ltd. Class A	5,600	15,022
Everbright Securities Co. Ltd. Class A	12,600	28,631
Founder Securities Co. Ltd. Class A	26,600	35,222
GF Securities Co. Ltd. Class A	18,900	49,856
Guosen Securities Co. Ltd. Class A	13,300	28,146
Guotai Junan Securities Co. Ltd. Class A	18,900	58,675
Guoyuan Securities Co. Ltd. Class A	9,200	18,184
Haitong Securities Co. Ltd. Class A	26,600	58,783
Huaan Securities Co. Ltd. Class A	9,100	13,037

Security	Shares	Value
Huatai Securities Co. Ltd. Class A	16,100	$47,614
Industrial Securities Co. Ltd. Class Aa	21,700	26,218
Northeast Securities Co. Ltd. Class A	7,700	12,107
Orient Securities Co. Ltd./China Class A	12,600	30,672
Pacific Securities Co. Ltd. (The)/China Class A	25,200	14,980
SDIC Essence Holdings Co. Ltd. Class A	7,700	18,126
Sealand Securities Co. Ltd. Class A	14,700	12,496
Shaanxi International Trust Co. Ltd. Class A	12,600	10,786
Shanxi Securities Co. Ltd. Class A	7,000	12,015
Shenwan Hongyuan Group Co. Ltd. Class A	66,150	58,100
Sinolink Securities Co. Ltd. Class A	9,100	15,079
SooChow Securities Co. Ltd. Class A	9,100	16,161
Western Securities Co. Ltd. Class A	10,566	23,836

		794,579
CHEMICALS — 3.02%
China Hainan Rubber Industry Group Co. Ltd. Class Aa	15,400	14,350
Hongda Xingye Co. Ltd. Class A	8,858	11,361
Huapont Life Sciences Co. Ltd. Class A	7,000	8,520
Hubei Biocause Pharmaceutical Co. Ltd. Class A	11,200	16,861
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	25,500	20,236
Jiangsu Bicon Pharmaceutical Listed Co. Class A	2,100	8,392
Kangde Xin Composite Material Group Co. Ltd. Class A	11,200	32,856
Kingenta Ecological Engineering Group Co. Ltd. Class A	11,200	13,565
Kingfa Sci & Tech Co. Ltd. Class A	7,700	6,854
Lomon Billions Group Co. Ltd. Class A	4,900	14,659
Luxin Venture Capital Group Co. Ltd. Class A	2,100	5,012
Qinghai Salt Lake Industry Co. Ltd. Class A	7,350	12,660
Sichuan Hebang Biotechnology Co. Ltd. Class A	30,800	10,940
Sinopec Shanghai Petrochemical Co. Ltd. Class A	16,100	16,342
Tianqi Lithium Corp. Class A	2,800	27,464

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
Wanhua Chemical Group Co. Ltd. Class A	8,400	$43,243
Xinjiang Zhongtai Chemical Co. Ltd. Class A	7,700	19,362
Zhejiang Juhua Co. Ltd. Class A	6,500	12,297
Zhejiang Longsheng Group Co. Ltd. Class A	8,400	13,544

		308,518
COMMERCIAL SERVICES & SUPPLIES — 0.28%
Jihua Group Corp. Ltd. Class A	11,200	15,014
Tus-Sound Environmental Resources Co. Ltd. Class A	2,800	13,561

		28,575
COMMUNICATIONS EQUIPMENT — 1.22%
Addsino Co. Ltd. Class A	3,500	5,191
Beijing Xinwei Technology Group Co. Ltd. Class A	11,200	24,286
Fiberhome Telecommunication Technologies Co. Ltd. Class A	4,200	15,292
Guangzhou Haige Communications Group Inc. Co. Class A	5,600	9,546
Hengtong Optic-electric Co. Ltd. Class A	2,800	11,322
Hytera Communications Corp. Ltd. Class A	4,200	10,368
Tongding Interconnection Information Co. Ltd. Class A	2,800	5,285
ZTE Corp. Class Aa	12,800	43,656

		124,946
CONSTRUCTION & ENGINEERING — 4.86%
China CAMC Engineering Co. Ltd. Class A	4,032	13,045
China Communications Construction Co. Ltd. Class A	9,800	24,031
China Gezhouba Group Co. Ltd. Class A	16,800	28,412
China National Chemical Engineering Co. Ltd. Class A	20,300	23,561
China Railway Construction Corp. Ltd. Class A	29,400	57,106
China Railway Erju Co. Ltd. Class A	4,900	10,894
China Railway Group Ltd. Class A	53,200	70,049
China State Construction Engineering Corp. Ltd. Class A	89,600	137,018
Jiangsu Zhongnan Construction Group Co. Ltd. Class A	7,700	7,095
Metallurgical Corp. of China Ltd. Class A	43,400	33,152

Security	Shares	Value
Power Construction Corp. of China Ltd. Class A	30,100	$36,278
Shandong Qixing Iron Tower Co. Ltd. Class Aa	2,100	11,479
Shanghai Construction Group Co. Ltd. Class A	27,489	15,891
Shanghai Tunnel Engineering Co. Ltd. Class A	10,500	14,902
Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	8,400	13,744

		496,657
CONSTRUCTION MATERIALS — 0.98%
Anhui Conch Cement Co. Ltd. Class A	11,900	42,921
BBMG Corp. Class A	22,400	20,306
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	2,100	11,426
China Jushi Co. Ltd. Class A	10,920	17,819
Tangshan Jidong Cement Co. Ltd. Class Aa	3,500	8,104

		100,576
CONTAINERS & PACKAGING — 0.09%
Org Packaging Co. Ltd. Class Aa	9,800	9,059

		9,059
DISTRIBUTORS — 0.34%
Anhui Xinhua Media Co. Ltd. Class A	3,500	6,720
Liaoning Cheng Da Co. Ltd. Class Aa	4,900	13,865
Wuchan Zhongda Group Co. Ltd. Class A	12,285	14,040

		34,625
DIVERSIFIED CONSUMER SERVICES — 0.04%
Zhejiang Yasha Decoration Co. Ltd. Class A	3,500	4,458

		4,458
DIVERSIFIED FINANCIAL SERVICES — 0.54%
Avic Capital Co. Ltd. Class A	28,000	24,509
Bohai Financial Investment Holding Co. Ltd. Class A	12,600	13,089
Shanghai AJ Group Co. Ltd. Class Aa,b	7,700	17,085

		54,683
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.12%
Dr. Peng Telecom & Media Group Co. Ltd. Class A	4,900	12,285

		12,285

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
ELECTRICAL EQUIPMENT — 2.42%
Changyuan Group Ltd. Class A	5,040	$11,422
China XD Electric Co. Ltd. Class A	12,600	10,636
Dongfang Electric Corp. Ltd. Class Aa	7,000	10,996
Fangda Carbon New Material Co. Ltd. Class A	5,600	25,708
Guoxuan High-Tech Co. Ltd. Class A	2,100	11,223
Henan Pinggao Electric Co. Ltd. Class A	4,900	9,838
Jiangsu Zhongtian Technology Co. Ltd. Class A	10,500	17,930
Luxshare Precision Industry Co. Ltd. Class A	8,400	26,190
NARI Technology Co. Ltd. Class A	8,400	21,721
Qingdao Hanhe Cable Co. Ltd. Class A	11,900	6,437
Shanghai Electric Group Co. Ltd. Class Aa	21,700	24,896
TBEA Co. Ltd. Class A	14,569	22,756
Xinjiang Goldwind Science & Technology Co. Ltd. Class A	8,400	19,012
XJ Electric Co. Ltd. Class A	3,500	8,806
Zhejiang Chint Electrics Co. Ltd. Class A	4,900	14,302
Zhongshan Broad Ocean Motor Co. Ltd. Class A	5,600	5,559

		247,432
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.10%
AVIC Jonhon OptronicTechnology Co. Ltd. Class A	2,730	13,953
China Security & Fire Co. Ltd. Class Aa	4,200	8,414
Dongxu Optoelectronic Technology Co. Ltd. Class A	15,000	25,769
GoerTek Inc. Class A	8,400	24,006
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	26,600	118,593
Jiangsu Protruly Vision Technology Group Co. Ltd. Class Aa	7,700	11,889
Shenzhen O-Film Tech Co. Ltd. Class A	8,750	24,642
Suzhou Victory Precision Manufacture Co. Ltd. Class Ab	10,500	13,935
Tatwah Smartech Co. Ltd. Class Aa	2,800	7,003
Tianma Microelectronics Co. Ltd. Class A	4,200	14,993
Tsinghua Unisplendour Co. Ltd. Class A	1,400	11,454
Westone Information Industry Inc. Class A	2,240	4,690

Security	Shares	Value
Zhejiang Dahua Technology Co. Ltd. Class A	10,500	$37,575

		316,916
ENERGY EQUIPMENT & SERVICES — 0.16%
Offshore Oil Engineering Co. Ltd. Class A	12,600	11,928
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	2,100	4,684

		16,612
FOOD & STAPLES RETAILING — 0.40%
Shanghai Bailian Group Co. Ltd. Class Aa	4,900	10,981
Yonghui Superstores Co. Ltd. Class A	29,400	29,842

		40,823
FOOD PRODUCTS — 2.22%
Beijing Dabeinong Technology Group Co. Ltd. Class A	13,300	12,096
Bright Dairy & Food Co. Ltd. Class A	3,500	6,528
COFCO Tunhe Sugar Co. Ltd. Class A	4,900	7,115
Foshan Haitian Flavouring & Food Co. Ltd. Class A	5,600	32,241
Guangdong Haid Group Co. Ltd. Class A	4,900	13,268
Heilongjiang Agriculture Co. Ltd. Class A	4,900	8,061
Henan Shuanghui Investment & Development Co. Ltd. Class A	9,100	28,657
Hunan Dakang International Food & Agriculture Co. Ltd. Class Aa,b	9,800	6,059
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	19,600	60,091
MeiHua Holdings Group Co. Ltd. Class A	11,200	10,320
Muyuan Foodstuff Co. Ltd. Class A	2,800	11,838
New Hope Liuhe Co. Ltd. Class A	10,500	12,967
Yuan Longping High-Tech Agriculture Co. Ltd. Class A	4,900	17,040

		226,281
GAS UTILITIES — 0.06%
Shanghai Dazhong Public Utilities Group Co. Ltd. Class A	7,000	5,784

		5,784
HEALTH CARE EQUIPMENT & SUPPLIES — 0.06%
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	2,100	5,945

		5,945

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.99%
China National Accord Medicines Corp. Ltd. Class A	1,400	$15,762
Huadong Medicine Co. Ltd. Class A	2,800	19,366
Jointown Pharmaceutical Group Co. Ltd. Class A	3,500	10,403
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A	5,100	11,960
Realcan Pharmaceutical Co. Ltd. Class A	3,220	7,207
Searainbow Holding Corp. Class Aa	2,800	10,374
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	7,000	25,966

		101,038
HOTELS, RESTAURANTS & LEISURE — 0.62%
China International Travel Service Corp. Ltd. Class A	4,200	18,032
Shanghai Jinjiang International Hotels Development Co. Ltd. Class A	2,300	10,220
Shenzhen Overseas Chinese Town Co. Ltd. Class A	25,900	35,412

		63,664
HOUSEHOLD DURABLES — 3.03%
Gree Electric Appliances Inc. of Zhuhai Class A	9,100	53,067
Hang Zhou Great Star Industrial Co. Ltd. Class A	4,200	9,519
Hangzhou Robam Appliances Co. Ltd. Class A	3,150	18,870
Hisense Electric Co. Ltd. Class A	4,200	8,982
Leo Group Co. Ltd. Class A	17,150	7,901
Midea Group Co. Ltd. Class A	18,900	115,722
NavInfo Co. Ltd. Class A	3,150	9,007
Qingdao Haier Co. Ltd. Class A	17,500	36,514
Sichuan Changhong Electric Co. Ltd. Class A	20,300	11,132
Suofeiya Home Collection Co. Ltd. Class A	2,100	12,312
TCL Corp. Class A	35,700	19,471
Yihua Lifestyle Technology Co. Ltd. Class A	4,900	7,165

		309,662

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 3.32%
China National Nuclear Power Co. Ltd. Class A	41,300	$47,997
China Yangtze Power Co. Ltd. Class A	44,100	99,684
GD Power Development Co. Ltd. Class A	60,200	31,223
Huadian Power International Corp. Ltd. Class A	16,800	11,435
Huaneng Power International Inc. Class A	13,300	14,508
Hubei Energy Group Co. Ltd. Class A	17,500	12,978
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. Class A	15,400	7,484
Kaidi Ecological and Environmental Technology Co. Ltd. Class Aa	8,400	6,566
SDIC Power Holdings Co. Ltd. Class A	21,700	26,573
Shanghai Electric Power Co. Ltd. Class A	6,300	10,823
Shenergy Co. Ltd. Class A	14,700	13,610
Shenzhen Energy Group Co. Ltd. Class A	9,800	9,670
Sichuan Chuantou Energy Co. Ltd. Class A	16,100	23,927
Zhejiang Zheneng Electric Power Co. Ltd. Class A	28,000	23,053

		339,531
INDUSTRIAL CONGLOMERATES — 0.11%
China Baoan Group Co. Ltd. Class A	7,560	10,730

		10,730
INSURANCE — 4.36%
China Life Insurance Co. Ltd. Class A	8,400	34,454
China Pacific Insurance Group Co. Ltd. Class A	19,600	99,531
New China Life Insurance Co. Ltd. Class A	5,600	47,820
Ping An Insurance Group Co. of China Ltd. Class A	32,200	248,933
Xishui Strong Year Co. Ltd. Inner Mongolia Class A	2,800	15,196

		445,934
INTERNET & DIRECT MARKETING RETAIL — 0.12%
Global Top E-Commerce Co. Ltd. Class A	4,200	12,483

		12,483

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 0.09%
Digital China Group Co. Ltd. Class Aa	1,400	$3,493
People.cn Co. Ltd. Class A	2,800	5,747

		9,240
IT SERVICES — 0.23%
DHC Software Co. Ltd. Class A	8,400	12,783
Digital China Information Service Co. Ltd. Class A	4,200	10,443

		23,226
LEISURE PRODUCTS — 0.09%
Alpha Group Class A	4,200	8,969

		8,969
MACHINERY — 3.82%
Beijing SPC Environmental Protection Tech Co. Ltd. Class A	2,800	7,170
China CSSC Holdings Ltd. Class Aa	4,200	14,443
China International Marine Containers Group Co. Ltd. Class A	3,500	10,008
China Shipbuilding Industry Co. Ltd. Class Aa	50,400	46,513
CITIC Heavy Industries Co. Ltd. Class A	11,900	9,355
CRRC Corp. Ltd. Class A	73,500	110,104
CSSC Offshore and Marine Engineering Group Co. Ltd. Class A	2,100	8,111
Han’s Laser Technology Industry Group Co. Ltd. Class A	2,100	11,173
Hunan Jiangnan Red Arrow Co. Ltd. Class Aa	4,200	7,758
Inner Mongolia First Machinery Group Co. Ltd. Class A	4,200	8,863
North Navigation Control Technology Co. Ltd. Class A	4,200	9,132
Sany Heavy Industry Co. Ltd. Class A	25,900	32,756
Shanghai Mechanical and Electrical Industry Co. Ltd. Class A	3,500	10,980
Taihai Manoir Nuclear Equipment Co. Ltd. Class A	2,800	9,933
Tian Di Science & Technology Co. Ltd. Class A	11,200	8,539
Tianguang Zhongmao Co. Ltd. Class A	4,200	5,742
Weichai Power Co. Ltd. Class A	22,400	23,336
XCMG Construction Machinery Co. Ltd. Class A	25,900	15,473
Zhejiang Wanliyang Co. Ltd. Class A	2,800	6,054

Security	Shares	Value
Zhengzhou Yutong Bus Co. Ltd. Class A	5,600	$18,401
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	23,100	16,444

		390,288
MARINE — 0.52%
China COSCO Holdings Co. Ltd. Class Aa	23,100	24,958
China Shipping Container Lines Co. Ltd. Class Aa	23,100	13,388
COSCO SHIPPING Energy Transportation Co. Ltd. Class A	7,700	7,827
Tianjin Tianhai Investment Co. Ltd. Class Aa	7,000	6,533

		52,706
MEDIA — 1.93%
Beijing Gehua CATV Network Co. Ltd. Class A	6,300	13,211
China Film Co. Ltd. Class A	4,900	13,333
China Media Group Class A	6,300	9,793
China South Publishing & Media Group Co. Ltd. Class A	6,300	16,038
Chinese Universe Publishing and Media Co. Ltd. Class A	4,900	16,690
CITIC Guoan Information Industry Co. Ltd. Class A	14,000	19,641
Cultural Investment Holdings Co. Ltd. Class Aa	3,500	11,688
Guangdong Advertising Group Co. Ltd. Class A	5,460	5,315
Hunan TV & Broadcast Intermediary Co. Ltd. Class A	4,900	7,646
Jiangsu Broadcasting Cable Information Network Corp. Ltd. Class A	8,190	12,865
Jiangsu Phoenix Publishing & Media Corp. Ltd. Class A	7,000	9,706
Shanghai Oriental Pearl Media Co. Ltd. Class A	8,400	26,128
Wanda Film Holding Co. Ltd. Class A	2,800	21,655
Zhejiang Daily Media Group Co. Ltd. Class A	4,200	12,964

		196,673
METALS & MINING — 5.68%
Aluminum Corp. of China Ltd. Class Aa	32,900	29,238
Angang Steel Co. Ltd. Class A	12,600	11,759
Baoshan Iron & Steel Co. Ltd. Class A	50,680	56,036

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
Beijing Shougang Co. Ltd. Class Aa	14,700	$16,625
China Molybdenum Co. Ltd. Class A	27,300	29,333
China Nonferrous Metal Industry’s Foreign Engineering and Construction Co. Ltd. Class A	7,000	8,863
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	10,900	30,146
GEM Co. Ltd. Class A	8,190	9,433
Guangdong HEC Technology Holding Co. Ltd. Class Aa,b	8,400	10,886
Hesteel Co. Ltd. Class A	32,200	26,415
Inner Mongolia BaoTou Steel Union Co. Ltd. Class Aa	120,540	50,338
Jiangsu Shagang Co. Ltd. Class Aa,b	5,600	17,552
Jiangxi Copper Co. Ltd. Class A	5,600	17,252
Jiangxi Ganfeng Lithium Co. Ltd. Class A	2,800	27,926
Jinduicheng Molybdenum Co. Ltd. Class Aa	9,100	11,495
Maanshan Iron & Steel Co. Ltd. Class Aa	16,100	10,935
Shandong Gold Mining Co. Ltd. Class A	5,600	26,565
Shandong Iron and Steel Co. Ltd. Class Aa	32,220	11,348
Shandong Nanshan Aluminum Co. Ltd. Class A	18,900	10,308
Shanxi Taigang Stainless Steel Co. Ltd. Class A	16,100	11,844
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. Class A	6,300	11,600
Tongling Nonferrous Metals Group Co. Ltd. Class Aa	31,500	15,121
Western Mining Co. Ltd. Class A	4,900	6,954
Xiamen Tungsten Co. Ltd. Class A	3,500	15,864
Xinxing Ductile Iron Pipes Co. Ltd. Class A	10,500	10,439
Yunnan Aluminium Co. Ltd. Class Aa	7,700	11,203
Yunnan Chihong Zinc & Germanium Co. Ltd. Class A	14,000	15,916
Yunnan Tin Co. Ltd. Class Aa	2,800	6,591
Zhejiang Huayou Cobalt Co. Ltd. Class Aa	2,100	19,986
Zhongjin Gold Corp. Ltd. Class A	9,100	14,795
Zijin Mining Group Co. Ltd. Class A	49,700	27,550

		580,316

Security	Shares	Value
MULTILINE RETAIL — 0.19%
Nanjing Xinjiekou Department Store Co. Ltd. Class A	3,500	$19,042

		19,042
OIL, GAS & CONSUMABLE FUELS — 2.47%
China Merchants Energy Shipping Co. Ltd. Class A	14,700	11,054
China Petroleum & Chemical Corp. Class A	78,400	71,189
China Shenhua Energy Co. Ltd. Class A	14,000	40,197
Geo-Jade Petroleum Corp. Class A	7,700	5,676
Guanghui Energy Co. Ltd. Class A	9,100	5,923
Jizhong Energy Resources Co. Ltd. Class A	10,500	11,141
Oriental Energy Co. Ltd. Class A	3,500	6,237
PetroChina Co. Ltd. Class A	35,700	43,133
Shanxi Lu’an Environmental Energy Development Co. Ltd. Class A	9,100	13,104
Shanxi Xishan Coal & Electricity Power Co. Ltd. Class A	9,800	15,715
Wintime Energy Co. Ltd. Class A	36,400	20,502
Yang Quan Coal Industry Group Co. Ltd. Class Aa	7,000	8,562

		252,433
PAPER & FOREST PRODUCTS — 0.06%
Shenwu Energy Saving Co. Ltd. Class Aa	1,400	6,025

		6,025
PERSONAL PRODUCTS — 0.06%
Shanghai Jahwa United Co. Ltd. Class A	1,400	6,410

		6,410
PHARMACEUTICALS — 4.46%
Aurora Optoelectronics Co. Ltd. Class Aa	1,400	5,792
Beijing Tongrentang Co. Ltd. Class A	4,200	20,517
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	3,500	14,876
Dong-E-E-Jiao Co. Ltd. Class A	2,100	20,014
Guangxi Wuzhou Zhongheng Group Co. Ltd. Class A	9,100	5,409
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	2,800	11,227
Guizhou Bailing Group Pharmaceutical Co. Ltd. Class A	4,200	10,954

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
Hainan Haiyao Co. Ltd. Class A	3,500	$6,892
Harbin Gloria Pharmaceuticals Co. Ltd. Class A	6,300	6,779
Hengkang Medical Group Co. Ltd. Class Aa	5,000	8,627
Humanwell Healthcare Group Co. Ltd. Class A	4,200	11,603
Jiangsu Hengrui Medicine Co. Ltd. Class A	9,380	71,372
Jilin Aodong Pharmaceutical Group Co. Ltd. Class A	2,730	9,356
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	4,200	5,755
Kangmei Pharmaceutical Co. Ltd. Class A	11,900	36,679
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	5,600	24,260
Shenzhen Hepalink Pharmaceutical Co. Ltd. Class A	2,800	8,418
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	4,200	20,073
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	3,500	8,556
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	4,900	11,964
Tasly Pharmaceutical Group Co. Ltd. Class A	4,200	23,444
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	6,720	17,117
Tonghua Golden-Horse Pharmaceutical Industry Co. Ltd. Class Aa	2,700	5,610
Yifan Pharmaceutical Co. Ltd. Class A	3,500	10,408
Yunnan Baiyao Group Co. Ltd. Class A	3,500	45,799
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	2,100	17,636
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	2,100	6,248
Zhejiang NHU Co. Ltd. Class A	3,500	10,642

		456,027
PROFESSIONAL SERVICES — 0.22%
Beijing Orient Landscape & Ecology Co. Ltd. Class A	8,750	22,197

		22,197

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.36%
Beijing Capital Development Co. Ltd. Class A	9,800	$16,428
Beijing Urban Construction Investment & Development Co. Ltd. Class A	4,900	9,947
China Fortune Land Development Co. Ltd. Class A	6,300	28,940
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	19,600	56,567
China Vanke Co. Ltd. Class A	28,000	97,246
Chongqing Dima Industry Co. Ltd. Class A	11,900	9,444
COFCO Property Group Co. Ltd. Class A	3,500	4,161
Financial Street Holdings Co. Ltd. Class A	9,800	17,142
Future Land Holdings Co. Ltd. Class A	6,300	16,890
Gemdale Corp. Class A	14,000	25,092
Guangzhou Yuetai Group Co. Ltd. Class A	6,300	6,910
Jinke Properties Group Co. Ltd. Class A	21,000	16,322
Kunwu Jiuding Investment Holdings Co. Ltd. Class A	1,400	7,147
Oceanwide Holdings Co. Ltd. Class A	7,700	9,727
Poly Real Estate Group Co. Ltd. Class A	35,700	55,761
RiseSun Real Estate Development Co. Ltd. Class A	14,000	21,950
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	2,800	7,494
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	4,200	14,762
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	2,800	7,032
Shenzhen World Union Properties Consultancy Inc. Class A	7,700	12,885
Suning Universal Co. Ltd. Class A	7,700	6,465
Sunshine City Group Co. Ltd. Class A	13,300	11,365
Tahoe Group Co. Ltd. Class A	2,100	5,153
Xinhu Zhongbao Co. Ltd. Class Aa	29,400	19,312
Youngor Group Co. Ltd. Class A	7,840	12,513
Zhejiang China Commodities City Group Co. Ltd. Class A	21,700	23,638
Zhonghong Holding Co. Ltd. Class A	15,680	4,614
Zhongtian Urban Development Group Co. Ltd. Class A	18,200	22,639

		547,546

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
ROAD & RAIL — 0.84%
China High-Speed Railway Technology Co. Ltd. Class A	4,200	$4,706
Daqin Railway Co. Ltd. Class A	44,100	57,346
Guangshen Railway Co. Ltd. Class A	20,300	14,994
Shenzhen Yan Tian Port Holding Co. Ltd. Class A	6,300	8,679

		85,725
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.63%
LONGi Green Energy Technology Co. Ltd. Class A	7,700	25,564
Sanan Optoelectronics Co. Ltd. Class A	13,580	38,789

		64,353
SOFTWARE — 1.65%
Aisino Corp. Class A	7,700	21,994
Beijing Shiji Information Technology Co. Ltd. Class A	2,800	9,255
Dalian Zeus Entertainment Group Co. Ltd. Class A	1,960	6,303
Fujian Newland Computer Co. Ltd. Class A	4,200	14,206
Glodon Co. Ltd. Class A	4,900	12,554
Hundsun Technologies Inc. Class A	2,800	17,581
Iflytek Co. Ltd. Class A	3,500	24,665
Kingnet Network Co. Ltd. Class A	1,400	6,991
Neusoft Corp. Class A	4,200	9,731
Shanghai 2345 Network Holding Group Co. Ltd. Class A	10,710	12,494
Shenzhen Kingdom Sci-Tech Co. Ltd. Class A	2,100	4,856
Venustech Group Inc. Class A	2,100	6,039
Yonyou Network Technology Co. Ltd. Class A	3,500	9,337
Youzu Interactive Co. Ltd. Class A	2,800	12,787

		168,793
SPECIALTY RETAIL — 0.79%
China Grand Automotive Services Co. Ltd. Class A	15,470	17,588
Pang Da Automobile Trade Co. Ltd. Class Aa	18,900	7,808
Shanghai Yuyuan Tourist Mart Co. Ltd. Class Ab	4,200	8,102
Suning Commerce Group Co. Ltd. Class A	26,600	47,042

		80,540

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.21%
BOE Technology Group Co. Ltd. Class A	107,800	$63,281
China Greatwall Technology Group Co. Ltd. Class Aa	9,800	13,545
Dawning Information Industry Co. Ltd. Class A	2,100	7,774
GRG Banking Equipment Co. Ltd. Class A	5,250	6,281
Inspur Electronic Information Industry Co. Ltd. Class A	5,200	12,944
Tsinghua Tongfang Co. Ltd. Class A	9,800	20,200

		124,025
TEXTILES, APPAREL & LUXURY GOODS — 0.09%
Gansu Gangtai Holding Group Co. Ltd. Class A	4,900	9,445

		9,445
TRADING COMPANIES & DISTRIBUTORS — 0.53%
China Meheco Co. Ltd. Class A	1,400	5,033
CMST Development Co. Ltd. Class A	7,700	9,841
Minmetals Development Co. Ltd. Class Aa	3,500	7,953
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class A	2,100	5,621
Sinochem International Corp. Class A	7,000	11,214
Xiamen C & D Inc. Class A	7,500	14,690

		54,352
TRANSPORTATION INFRASTRUCTURE — 1.09%
Anhui Wanjiang Logistics Group Co. Ltd. Class Aa	8,400	4,968
Dalian Port PDA Co. Ltd. Class A	24,150	10,731
Ningbo Port Co. Ltd. Class A	31,500	30,475
Shanghai International Airport Co. Ltd. Class A	2,100	11,688
Shanghai International Port Group Co. Ltd. Class A	24,500	24,723
TangShan Port Group Co. Ltd. Class A	16,100	12,562
Tianjin Port Co. Ltd. Class A	4,200	7,640
Yingkou Port Liability Co. Ltd. Class A	16,800	8,713

		111,500
WATER UTILITIES — 0.29%
Beijing Capital Co. Ltd. Class A	14,700	12,845
Chengdu Xingrong Environment Co. Ltd. Class A	9,800	8,433

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA A ETF

July 31, 2017

Security	Shares	Value
Guangdong Golden Dragon Development Inc. Class A	2,800	$8,077

		29,355
WIRELESS TELECOMMUNICATION SERVICES — 0.71%
China United Network Communications Ltd. Class Aa	65,100	72,270

		72,270

TOTAL COMMON STOCKS
(Cost: $8,365,737)		10,178,385

TOTAL INVESTMENTS IN SECURITIES — 99.62%
(Cost: $8,365,737)[c]		10,178,385
Other Assets, Less Liabilities — 0.38%		39,039

NET ASSETS — 100.00%		$10,217,424

[a]	Non-income earning security.
[b]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[c]	The cost of investments for federal income tax purposes was $8,371,224. Net unrealized appreciation was $1,807,161, of which $2,022,479 represented gross unrealized appreciation on securities and $215,318 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$9,609,361	$495,405	$73,619	$10,178,385

Total	$9,609,361	$495,405	$73,619	$10,178,385

The Fund had transfers from Level 2 to Level 1 during the year ended July 31, 2017 in the amount of $292,954, resulting from the resumption of trading after a temporary suspension.

The Fund had transfers from Level 1 to Level 2 during the year ended July 31, 2017 in the amount of $423,637, resulting from the temporary suspension of trading.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares China Large-Cap ETF	iShares MSCI China A ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,306,352,985	$8,365,737
Affiliated (Note 2)	122,387,399	—

Total cost of investments	$3,428,740,384	$8,365,737

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,288,481,253	$10,178,385
Affiliated (Note 2)	122,395,751	—

Total fair value of investments	3,410,877,004	10,178,385
Foreign currency, at value[b]	14,603,748	26,311
Foreign currency pledged to broker, at value[b]	3,906,839	—
Restricted foreign currency, at value[c,d]	—	16,645
Cash	—	1,583
Receivables:
Dividends and interest	45,185,526	—
Futures variation margin	374,715	—

Total Assets	3,474,947,832	10,222,924

LIABILITIES
Payables:
Investment securities purchased	5,141,727	—
Collateral for securities on loan (Note 1)	121,464,070	—
Investment advisory fees (Note 2)	2,038,113	5,496
Proxy fees	1,318	4

Total Liabilities	128,645,228	5,500

NET ASSETS	$3,346,302,604	$10,217,424

Net assets consist of:
Paid-in capital	$5,337,828,521	$8,446,908
Undistributed net investment income	58,000,204	64,341
Accumulated net realized loss	(2,031,755,468)	(106,729)
Net unrealized appreciation (depreciation)	(17,770,653)	1,812,904

NET ASSETS	$3,346,302,604	$10,217,424

Shares outstanding[e]	78,600,000	350,000

Net asset value per share	$42.57	$29.19

[a]	Securities on loan with values of $111,171,391 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $18,513,591 and $25,906, respectively.
[c]	Represents foreign investor minimum settlement reserves required by the China Securities Depository and Clearing Corporation Limited.
[d]	Cost of restricted foreign currency: $ — and $16,794, respectively.
[e]	No par value, unlimited number of shares authorized.

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares China Large-Cap ETF	iShares MSCI China A ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$99,337,084	$163,887
Dividends — affiliated (Note 2)	7,102	—
Interest — unaffiliated	—	267
Securities lending income — affiliated — net (Note 2)	1,438,159	—

Total investment income	100,782,345	164,154

EXPENSES
Investment advisory fees (Note 2)	24,878,990	60,012
Proxy fees	67,484	200

Total expenses	24,946,474	60,212

Net investment income	75,835,871	103,942

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(38,160,504)	(100,440)
Investments — affiliated (Note 2)	2,330	—
In-kind redemptions — unaffiliated	13,214,971	—
Futures contracts	6,325,628	—
Foreign currency transactions	(47,915)	(435)
Realized gain distributions from affiliated funds	75	—

Net realized loss	(18,665,415)	(100,875)

Net change in unrealized appreciation/depreciation on:
Investments	625,701,895	1,383,831
Futures contracts	612,625	—
Translation of assets and liabilities in foreign currencies	12,427	99

Net change in unrealized appreciation/depreciation	626,326,947	1,383,930

Net realized and unrealized gain	607,661,532	1,283,055

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$683,497,403	$1,386,997

[a]	Net of foreign withholding tax of $10,033,485 and $18,064, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares China Large-Cap ETF		iShares MSCI China A ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Period from June 13, 2016[a] to July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$75,835,871	$91,760,918	$103,942	$97,711
Net realized gain (loss)	(18,665,415)	(430,455,582)	(100,875)	15,589
Net change in unrealized appreciation/depreciation	626,326,947	(506,687,897)	1,383,930	428,974

Net increase (decrease) in net assets resulting from operations	683,497,403	(845,382,561)	1,386,997	542,274

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(75,806,024)	(141,078,048)	(158,755)	—

Total distributions to shareholders	(75,806,024)	(141,078,048)	(158,755)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,258,763	123,224,985	—	8,446,908
Cost of shares redeemed	(853,420,195)	(2,143,645,242)	—	—

Net increase (decrease) in net assets from capital share transactions	(848,161,432)	(2,020,420,257)	—	8,446,908

INCREASE (DECREASE) IN NET ASSETS	(240,470,053)	(3,006,880,866)	1,228,242	8,989,182

NET ASSETS
Beginning of period	3,586,772,657	6,593,653,523	8,989,182	—

End of period	$3,346,302,604	$3,586,772,657	$10,217,424	$8,989,182

Undistributed net investment income included in net assets at end of period	$58,000,204	$57,703,003	$64,341	$119,377

SHARES ISSUED AND REDEEMED
Shares sold	150,000	3,600,000	—	350,000
Shares redeemed	(23,700,000)	(63,600,000)	—	—

Net increase (decrease) in shares outstanding	(23,550,000)	(60,000,000)	—	350,000

[a]	Commencement of operations.

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares China Large-Cap ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$35.11	$40.66	$41.05	$34.46	$34.43

Income from investment operations:
Net investment income[a]	0.86	0.65	1.10	0.98	0.88
Net realized and unrealized gain (loss)[b]	7.47	(5.18)	(0.73)	6.32	0.08

Total from investment operations	8.33	(4.53)	0.37	7.30	0.96

Less distributions from:
Net investment income	(0.87)	(1.02)	(0.76)	(0.71)	(0.93)

Total distributions	(0.87)	(1.02)	(0.76)	(0.71)	(0.93)

Net asset value, end of year	$42.57	$35.11	$40.66	$41.05	$34.46

Total return	24.23%	(11.13)%	0.82%	21.42%	3.01%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,346,303	$3,586,773	$6,593,654	$5,425,312	$5,137,743
Ratio of expenses to average net assets	0.74%	0.74%	0.73%	0.74%	0.73%
Ratio of net investment income to average net assets	2.26%	1.87%	2.53%	2.68%	2.38%
Portfolio turnover rate[c]	15%	15%	36%	17%	31%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2017 and July 31, 2016 were 15% and 15%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China A ETF
	Year ended Jul. 31, 2017	Period from Jun. 13, 2016[a] to Jul. 31, 2016
Net asset value, beginning of period	$25.68	$24.13

Income from investment operations:
Net investment income[b]	0.30	0.28
Net realized and unrealized gain[c]	3.66	1.27

Total from investment operations	3.96	1.55

Less distributions from:
Net investment income	(0.45)	—

Total distributions	(0.45)	—

Net asset value, end of period	$29.19	$25.68

Total return	15.65%	6.47%[d,e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,217	$8,989
Ratio of expenses to average net assets[f]	0.65%	0.65%
Ratio of net investment income to average net assets[f]	1.13%	8.42%
Portfolio turnover rate[g]	13%	1%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 6.42%.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars.

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
China Large-Cap	Non-diversified
MSCI China A	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
China Large-Cap
Barclays Capital Inc.	$9,209,179	$9,209,179	$—
Citigroup Global Markets Inc.	9,530,872	9,530,872	—
Deutsche Bank Securities Inc.	6,422,416	6,422,416	—
Goldman Sachs & Co.	4,676,607	4,676,607	—
JPMorgan Securities LLC	6,414,730	6,414,730	—
Merrill Lynch, Pierce, Fenner & Smith	55,760,692	55,760,692	—
Morgan Stanley & Co. LLC	16,237,615	16,237,615	—
Nomura Securities International Inc.	2,919,280	2,919,280	—

	$111,171,391	$111,171,391	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares China Large-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.74%	First $6 billion
0.67	Over $6 billion, up to and including $9 billion
0.60	Over $9 billion, up to and including $12 billion
0.54	Over $12 billion

For its investment advisory services to the iShares MSCI China A ETF, BFA is entitled to an annual investment advisory fee of 0.65%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
China Large-Cap	$352,193

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, the purchases and sales transactions executed by the iShares China Large-Cap ETF pursuant to Rule 17a-7 under the 1940 Act were $10,220,145 and $645,808, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of July 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI China A	1	66%

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
China Large-Cap	$504,550,680	$505,770,007
MSCI China A	1,156,002	1,211,996

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Sales
China Large-Cap	$846,184,501

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares China Large-Cap ETF as of July 31, 2017 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$96,609

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares China Large-Cap ETF during the year ended July 31, 2017 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$6,325,628	$612,625

The following table shows the average quarter-end balances of open futures contracts for the iShares China Large-Cap ETF for the year ended July 31, 2017:

Average value of contracts purchased	$23,459,654

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of Chinese issuers involves certain considerations and risks not typically associated with securities of issuers in more developed financial markets. Such risks include, but are not limited to: the lack of liquidity and price volatility due to a lower volume of trading and high propensity for trading suspensions; currency devaluations and other currency exchange rate fluctuations or blockage; the nature and extent of Chinese government intervention in the Chinese securities markets; the imposition of withholding and other taxes; limitations on the use of brokers; settlement delays and risk of loss attendant in settlement procedures; higher inflation rates; greater social, economic and political uncertainties; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of nationalization or expropriation of assets.

The assets of the iShares MSCI China A ETF are invested primarily in domestic Chinese equities and the income received by the Fund is primarily in renminbi. Under the Chinese monetary system, the onshore renminbi (“CNY”) is the official currency that can only be traded on mainland China and the offshore renminbi (“CNH”) is the deliverable version which is maintained and freely exchanged outside of China. Unlike the CNH market, the CNY market is subject to the Chinese central bank’s intervention or its stipulation of a daily trading band for rate movements. Accordingly, deviations may exist between the CNH and CNY rates which may potentially be substantial. The Fund is exposed to fluctuations in conversion rates between CNH and CNY, as well as between CNY and CNH against U.S. dollars.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares MSCI China A ETF invests in China A-shares through a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license, which involves certain custody risks. Cash deposited in the cash account of the Fund with the RQFII custodian is commingled with cash belonging to other clients of the RQFII custodian. In the event of bankruptcy or liquidation of the RQFII custodian, the Fund will not have any proprietary rights to the cash deposited in such cash account, and will become an unsecured creditor ranking equally with the other unsecured creditors of the RQFII custodian. The Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
China Large-Cap	$(79,735,678)	$267,354	$79,468,324
MSCI China A	—	(223)	223

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
China Large-Cap
Ordinary income	$75,806,024		$141,078,048

MSCI China A
Ordinary income	$158,755	$	n/a

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
China Large-Cap	$58,950,761	$(1,940,205,499)	$(110,271,179)	$(1,991,525,917)
MSCI China A	69,828	(106,729)	1,807,417	1,770,516

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
China Large-Cap	$1,594,870,761	$185,123,529	$160,211,209	$1,940,205,499
MSCI China A	106,729	—	—	106,729

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares China Large-Cap ETF and iShares MSCI China A ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares China Large-Cap ETF and iShares MSCI China A ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
China Large-Cap	$90,448,844
MSCI China A	181,452

For the fiscal year ended July 31, 2017, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
China Large-Cap	$109,370,882	$10,033,485
MSCI China A	182,232	18,078

TAX INFORMATION	41

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

I. iShares China Large-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI China A ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI China A	$0.446458	$—	$0.007129	$0.453587	98%	—%	2%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	49

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares China Large-Cap ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	16	1.16
Greater than 1.5% and Less than 2.0%	31	2.24
Greater than 1.0% and Less than 1.5%	72	5.21
Greater than 0.5% and Less than 1.0%	215	15.55
Greater than 0.0% and Less than 0.5%	381	27.55
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	306	22.13
Less than –0.5% and Greater than –1.0%	197	14.24
Less than –1.0% and Greater than –1.5%	82	5.93
Less than –1.5% and Greater than –2.0%	40	2.89
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07

	1,383	100.00%

iShares MSCI China A ETF

Period Covered: June 13, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.38%
Greater than 1.0% and Less than 1.5%	6	2.26
Greater than 0.5% and Less than 1.0%	71	26.69
Greater than 0.0% and Less than 0.5%	118	44.35
At NAV	17	6.39
Less than 0.0% and Greater than –0.5%	52	19.55
Less than –0.5%	1	0.38

	266	100.00%

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares China Large-Cap ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

SUPPLEMENTAL INFORMATION	51

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016 was USD 309.84 thousand. This figure is comprised of fixed remuneration of USD 121.89 thousand and variable remuneration of USD 187.95 million. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 42.85 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 10.32 thousand.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	53

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	57

Notes:

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-708-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Core Conservative Allocation ETF | AOK | NYSE Arca
➢	iShares Core Moderate Allocation ETF | AOM | NYSE Arca
➢	iShares Core Growth Allocation ETF | AOR | NYSE Arca
➢	iShares Core Aggressive Allocation ETF | AOA | NYSE Arca
➢	iShares Morningstar Multi-Asset Income ETF | IYLD | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.84%	4.72%	5.00%	4.84%	4.72%	5.00%
5 Years	4.71%	4.70%	4.79%	25.88%	25.81%	26.36%
Since Inception	5.63%	5.63%	5.71%	61.46%	61.35%	62.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,056.00	$0.82	$1,000.00	$1,024.00	$0.80	0.16%

[a]	Annualized expense ratios and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

The iShares Core Conservative Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a conservative target risk allocation strategy, as represented by the S&P Target Risk Conservative Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 4.84%, net of fees, while the total return for the Index was 5.00%.

Equities, which represented about 32% of the Index on average, reflected the Index’s conservative allocation. Equities contributed the majority of the Index’s performance for the reporting period. Bonds, representing about 68% of the Index on average, detracted slightly.

Large-capitalization U.S. stocks represented about 15% of the Index on average and were the most significant contributors to the Index’s return within the equity allocation for the reporting period. Improving domestic corporate earnings growth and optimism regarding potentially stimulative fiscal policies under the new presidential administration supported U.S. equities.

Stocks in the U.K., Germany, and France contributed to the Index’s performance for the reporting period amid improving economic conditions in Europe. In the wake of the Brexit vote, British exports remained strong. In France, higher profit margins bolstered business investment, while the election of pro-business President Emmanuel Macron led to an optimistic outlook for the French economy. Increased foreign demand for German exports supported the nation’s economic growth.

Japanese and Chinese stocks were among the largest contributors in Asia to the Index’s performance for the reporting period, as strengthening global economic conditions drove demand for exports from both countries. Government stimulus packages that focused on infrastructure and real estate expansion in China and on social programs and infrastructure in Japan also supported economic growth.

Bonds detracted slightly from the Index’s performance for the reporting period. U.S. Treasury bonds led the declines as investors’ expectations of tax cuts and increased infrastructure spending under the new presidential administration led to concerns of higher inflation and deficit spending. The overall U.S. bond market made a relatively flat contribution, although some corporate bonds advanced amid healthy demand, particularly among high-yield bonds. Rising demand reflected investor optimism, as high-yield bond performance tends to be correlated with stock market performance. International bonds declined slightly, as investors anticipated a change in monetary policy amid strengthening global economic conditions, particularly in the Eurozone.

ALLOCATION BY ASSET CLASS

As of 7/31/17

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	56.68%
Domestic Equity	17.69
International Equity	15.70
International Fixed Income	9.93

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

iShares Core Total USD Bond Market ETF	33.95%
iShares Core S&P 500 ETF	15.85
iShares U.S. Treasury Bond ETF	12.99
iShares Core International Aggregate Bond ETF	9.92
iShares U.S. Credit Bond ETF	9.74

TOTAL	82.45%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MODERATE ALLOCATION ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.66%	6.54%	6.82%	6.66%	6.54%	6.82%
5 Years	6.07%	6.09%	6.17%	34.29%	34.39%	34.90%
Since Inception	6.65%	6.66%	6.75%	75.50%	75.62%	76.95%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,065.00	$0.82	$1,000.00	$1,024.00	$0.80	0.16%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MODERATE ALLOCATION ETF

The iShares Core Moderate Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a moderate target risk allocation strategy, as represented by the S&P Target Risk Moderate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 6.66%, net of fees, while the total return for the Index was 6.82%.

Equities represented about 42% of the Index on average, reflecting the Index’s moderate allocation. Equities contributed the majority of the Index’s return for the reporting period. Bonds, representing about 58% of the Index on average, detracted slightly.

Large-capitalization U.S. equities represented about 20% of the Index on average and drove performance within the equity allocation for the reporting period. Rising domestic corporate earnings growth and investor optimism regarding potentially stimulative fiscal policies under the new presidential administration helped U.S. equities.

Stocks in the U.K., Germany, and France were solid contributors to the Index’s performance, benefiting from improving economic conditions across Europe. British exports were strong following the Brexit vote, despite lingering uncertainty about the transition away from the European Union. In France, improving profit margins supported business investment, while the election of pro-business President Emmanuel Macron led to an optimistic outlook for the French economy. Germany’s economy expanded, benefiting from rising foreign demand for its exports.

The most significant contributors in Asia for the reporting period included Japanese and Chinese equities, as strengthening global economic conditions drove demand for exports from both countries. Government stimulus packages that focused on infrastructure and real estate expansion in China and on social programs and infrastructure in Japan also supported economic growth. Emerging market equities contributed to the Index’s return, benefiting from stronger commodity prices, an improving Chinese economy, and rising export demand.

Bonds detracted marginally from the Index’s performance for the reporting period. U.S. Treasury bonds declined as expectations of tax cuts and increased infrastructure spending under the new presidential administration raised concerns of higher inflation and deficit spending. The overall U.S. bond market, international bond market, and U.S. credit bond market made relatively flat contributions.

ALLOCATION BY ASSET CLASS

As of 7/31/17

Asset Class	Percentage of Total Investments*

Domestic Fixed Income	47.81%
Domestic Equity	23.22
International Equity	20.60
International Fixed Income	8.37

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

iShares Core Total USD Bond Market ETF	28.64%
iShares Core S&P 500 ETF	20.79
iShares U.S. Treasury Bond ETF	10.96
iShares Core MSCI Europe ETF	9.78
iShares Core International Aggregate Bond ETF	8.37

TOTAL	78.54%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE GROWTH ALLOCATION ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.33%	10.38%	10.47%	10.33%	10.38%	10.47%
5 Years	8.40%	8.41%	8.51%	49.70%	49.71%	50.47%
Since Inception	8.65%	8.65%	8.76%	106.45%	106.53%	108.28%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,083.10	$0.88	$1,000.00	$1,024.00	$0.85	0.17%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE GROWTH ALLOCATION ETF

The iShares Core Growth Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent a growth allocation target risk strategy, as represented by the S&P Target Risk Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 10.33%, net of fees, while the total return for the Index was 10.47%.

Equities represented about 62% of the Index on average, reflecting its growth allocation. For the reporting period, equities contributed the majority of the Index’s performance. Bonds, which represented about 38% of the Index on average, detracted slightly.

Large-capitalization U.S. stocks represented about 30% of the Index on average and were the largest contributors to the equity allocation’s performance for the reporting period. Improving U.S. corporate earnings growth and anticipation of potentially stimulative fiscal policies under the new presidential administration benefited U.S. stocks.

Stocks in the U.K., Germany, and France were significant contributors to the Index’s performance for the reporting period, benefiting from improving economic conditions across Europe. British exports were strong following the Brexit vote, despite lingering uncertainty about the transition away from the European Union. France’s economy improved as higher profit margins supported business investment, and the election of pro-business President Emmanuel Macron led to an optimistic outlook for the French economy. Increased foreign demand for German exports helped bolster the nation’s economic growth.

Stocks in Japan and China were among the largest Asian contributors to the Index’s performance for the reporting period, as strengthening global economic conditions drove demand for exports from both countries. Government stimulus packages that focused on infrastructure and real estate expansion in China and on social programs and infrastructure in Japan also supported economic growth. Emerging market equities contributed to the Index’s return, benefiting from stronger commodity prices, an improving Chinese economy, and rising export demand.

Bonds detracted marginally from the Index’s performance for the reporting period. U.S. Treasury bonds declined as expectations of tax cuts and increased infrastructure spending under the new presidential administration raised concerns of higher inflation and deficit spending. The overall U.S. bond market, international bond market, and U.S. credit bond market made relatively flat contributions.

ALLOCATION BY ASSET CLASS

As of 7/31/17

Asset Class	Percentage of Total Investments*

Domestic Equity	33.75%
Domestic Fixed Income	30.89
International Equity	29.95
International Fixed Income	5.41

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	30.23%
iShares Core Total USD Bond Market ETF	18.50
iShares Core MSCI Europe ETF	14.22
iShares Core MSCI Pacific ETF	9.51
iShares U.S. Treasury Bond ETF	7.08

TOTAL	79.54%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.99%	13.86%	14.14%	13.99%	13.86%	14.14%
5 Years	10.63%	10.65%	10.77%	65.73%	65.89%	66.74%
Since Inception	10.75%	10.75%	10.88%	144.01%	144.07%	146.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/4/08. The first day of secondary market trading was 11/7/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,100.30	$0.89	$1,000.00	$1,024.00	$0.85	0.17%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

The iShares Core Aggressive Allocation ETF (the “Fund”) seeks to track the investment results of an index composed of a portfolio of underlying equity and fixed income funds intended to represent an aggressive target risk allocation strategy, as represented by the S&P Target Risk Aggressive Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 13.99%, net of fees, while the total return for the Index was 14.14%.

Equities represented about 81% of the Index on average, reflecting the Index’s aggressive allocation. Equities contributed the majority of the Index’s return for the reporting period. Bonds, at about 19% of the Index on average, detracted slightly.

Large-capitalization U.S. stocks, at about 39% of the Index on average, drove performance within the U.S. equity allocation for the reporting period. Improving domestic corporate earnings growth and optimism about potentially stimulative fiscal policies from the new presidential administration supported U.S. equities.

Stocks in the U.K., France, and Germany were solid contributors to the Index’s performance for the reporting period, benefiting from improved economic conditions across Europe. Following the Brexit vote, British exports were strong despite lingering uncertainty about the transition away from the European Union. The French economy strengthened as higher profit margins supported business investment, while the election of pro-business President Emmanuel Macron led to an optimistic outlook for the French economy. Increased foreign demand for German exports helped bolster the nation’s economic growth.

Japanese and Chinese stocks were among the largest Asian contributors to the Index’s performance for the reporting period, as strengthening global economic conditions drove demand for exports from both countries. Government stimulus packages that focused on infrastructure and real estate expansion in China and on social programs and infrastructure in Japan also supported economic growth. Emerging market equities contributed to the Index’s return, benefiting from stronger commodity prices, an improving Chinese economy, and rising export demand.

Bonds detracted marginally from the Index’s performance for the reporting period. U.S. Treasury bonds led the decline as expectations of tax cuts and increased infrastructure spending under the new presidential administration raised concerns of higher inflation and deficit spending. The overall U.S. bond market, international bond market, and U.S. credit bond market made relatively flat contributions.

ALLOCATION BY ASSET CLASS

As of 7/31/17

Asset Class	Percentage of Total Investments*

Domestic Equity	43.65%
International Equity	38.74
Domestic Fixed Income	14.99
International Fixed Income	2.62

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

iShares Core S&P 500 ETF	39.10%
iShares Core MSCI Europe ETF	18.39
iShares Core MSCI Pacific ETF	12.30
iShares Core Total USD Bond Market ETF	8.98
iShares Core MSCI Emerging Markets ETF	8.05

TOTAL	86.82%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.01%	7.18%	6.95%	7.01%	7.18%	6.95%
5 Years	4.96%	4.92%	4.91%	27.39%	27.14%	27.09%
Since Inception	5.97%	5.94%	5.94%	36.20%	35.98%	35.95%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,067.70	$1.28	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying funds in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

The iShares Morningstar Multi-Asset Income ETF (the “Fund”) seeks to track the investment results of an index composed of underlying equity, fixed income and other income funds that collectively seek to deliver high current income while providing an opportunity for capital appreciation, as represented by the Morningstar® Multi-Asset High Income IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 7.01%, net of fees, while the total return for the Index was 6.95%.

Real Estate Investment Trusts (“REITs”), which represented 15% of the Index on average, contributed the most to the Index’s performance for the reporting period. Equities, which represented 20% of the Index on average, and bonds, at 65% of the Index on average, also contributed meaningfully.

REITs, which are typically sensitive to interest rates, were relatively unhindered by rising interest rates during the reporting period, as investors equated higher interest rates with improving economic growth. Performance for the reporting period varied among the different types of REITs. For example, growth in cloud computing benefited data-center REITs, while slow retail store traffic worked against retail REITs.

Within the equity allocation, international dividend-paying stocks contributed the most to the Index’s performance for the reporting period. European equities added to the Index’s performance, driven by signs of improving economic conditions across the region. Leading contributors included stocks in the U.K. and France. Australian equities benefited from export growth and rising commodities prices amid strengthening global demand. High-dividend U.S. stocks contributed modestly to the Index’s performance.

Bonds contributed meaningfully to the Index’s performance for the reporting period, although performance within the allocation was mixed. High-yield corporate bonds, which represented 20% of the Index on average, were the largest fixed-income contributor. Rising corporate profits, stabilizing oil prices, and low default rates helped high-yield bonds, as did demand for higher-yielding investments in the low interest rate environment. Preferred stocks, investment grade corporate bonds, and mortgage-backed securities contributed modestly to the Index’s performance. Intermediate- and long-term credit bonds declined, with the decline more pronounced among longer-term bonds as long-term interest rates rose during the reporting period.

ALLOCATION BY ASSET CLASS

As of 7/31/17

Asset Class	Percentage of Total Investments*

Investment Grade Bonds	25.20%
Non-Investment Grade Bonds	19.92
Domestic Equity	16.90
Domestic Real Estate	14.99
International Fixed Income	14.90
International Equity	8.09

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

iShares iBoxx $ High Yield Corporate Bond ETF	19.92%
iShares iBoxx $ Investment Grade Corporate Bond ETF	15.06
iShares Mortgage Real Estate Capped ETF	14.99
iShares J.P. Morgan USD Emerging Markets Bond ETF	14.90
iShares Core High Dividend ETF	11.91

TOTAL	76.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.90%

DOMESTIC EQUITY — 17.68%
iShares Core S&P 500 ETF[a]	253,811	$63,061,881
iShares Core S&P Mid-Cap ETF[a]	29,046	5,097,283
iShares Core S&P Small-Cap ETF[a]	31,696	2,244,394

		70,403,558
DOMESTIC FIXED INCOME — 56.62%
iShares Core Total USD Bond Market ETF[a]	2,644,527	135,108,885
iShares U.S. Credit Bond ETF[a]	345,395	38,742,957
iShares U.S. Treasury Bond ETF[a]	2,045,909	51,700,120

		225,551,962
INTERNATIONAL EQUITY — 15.69%
iShares Core MSCI Emerging Markets ETF[a]	245,911	12,981,642
iShares Core MSCI Europe ETF[a]	615,547	29,663,210
iShares Core MSCI Pacific ETF[a]	355,887	19,837,141

		62,481,993
INTERNATIONAL FIXED INCOME — 9.91%
iShares Core International Aggregate Bond ETF[a]	762,838	39,492,123

		39,492,123

TOTAL INVESTMENT COMPANIES
(Cost: $383,250,715)		397,929,636

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	453,300	453,300

		453,300

TOTAL SHORT-TERM INVESTMENTS
(Cost: $453,300)		453,300

TOTAL INVESTMENTS IN SECURITIES — 100.01%
(Cost: $383,704,015)[d]		398,382,936
Other Assets, Less Liabilities — (0.01)%		(48,448)

NET ASSETS — 100.00%		$398,334,488

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $384,189,198. Net unrealized appreciation was $14,193,738, of which $16,617,492 represented gross unrealized appreciation on securities and $2,423,754 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE CONSERVATIVE ALLOCATION ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	554,005	323,423		(114,590)	762,838	$39,492,123	$772,996	$74,584
iShares Core MSCI Emerging Markets ETF	201,054	102,816		(57,959)	245,911	12,981,642	214,260	90,469
iShares Core MSCI Europe ETF	466,032	252,238		(102,723)	615,547	29,663,210	663,587	12,198
iShares Core MSCI Pacific ETF	283,848	147,812		(75,773)	355,887	19,837,141	474,256	211,643
iShares Core S&P 500 ETF	198,422	104,847		(49,458)	253,811	63,061,881	1,030,968	2,868,901
iShares Core S&P Mid-Cap ETF	24,362	12,259		(7,575)	29,046	5,097,283	69,535	181,568
iShares Core S&P Small-Cap ETF	13,172	23,248	[a]	(4,724)	31,696	2,244,394	25,078	62,456
iShares Core Total USD Bond Market ETF	1,903,994	1,137,783		(397,250)	2,644,527	135,108,885	3,038,174	58,026
iShares U.S. Credit Bond ETF	259,487	141,222		(55,314)	345,395	38,742,957	1,007,097	32,817
iShares U.S. Treasury Bond ETF	1,460,393	892,851		(307,335)	2,045,909	51,700,120	610,928	1,768

						$397,929,636	$7,906,879	$3,594,430

[a]	Includes 14,012 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$397,929,636	$—	$—	$397,929,636
Money market funds	453,300	—	—	453,300

Total	$398,382,936	$—	$—	$398,382,936

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MODERATE ALLOCATION ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.81%

DOMESTIC EQUITY — 23.17%
iShares Core S&P 500 ETF[a,b]	615,356	$152,891,352
iShares Core S&P Mid-Cap ETF[a,b]	70,374	12,349,933
iShares Core S&P Small-Cap ETF[a]	76,876	5,443,589

		170,684,874
DOMESTIC FIXED INCOME — 47.72%
iShares Core Total USD Bond Market ETF[a]	4,121,363	210,560,436
iShares U.S. Credit Bond ETF[a]	538,327	60,384,140
iShares U.S. Treasury Bond ETF[a]	3,188,424	80,571,474

		351,516,050
INTERNATIONAL EQUITY — 20.56%
iShares Core MSCI Emerging Markets ETF[a]	596,198	31,473,292
iShares Core MSCI Europe ETF[a]	1,492,224	71,910,275
iShares Core MSCI Pacific ETF[a]	862,782	48,091,469

		151,475,036
INTERNATIONAL FIXED INCOME — 8.36%
iShares Core International Aggregate Bond ETF[a,b]	1,188,838	61,546,143

		61,546,143

TOTAL INVESTMENT COMPANIES
(Cost: $698,800,399)		735,222,103

SHORT-TERM INVESTMENTS — 1.53%

MONEY MARKET FUNDS — 1.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	9,822,016	9,824,963
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	1,429,015	1,429,015

		11,253,978

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,253,978)		11,253,978

TOTAL INVESTMENTS IN SECURITIES — 101.34%
(Cost: $710,054,377)[f]		746,476,081
Other Assets, Less Liabilities — (1.34)%		(9,901,243)

NET ASSETS — 100.00%		$736,574,838

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $710,808,990. Net unrealized appreciation was $35,667,091, of which $37,421,942 represented gross unrealized appreciation on securities and $1,754,851 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE MODERATE ALLOCATION ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	868,700	576,993		(256,855)	1,188,838	$61,546,143	$1,260,032	$160,504
iShares Core MSCI Emerging Markets ETF	490,409	279,599		(173,810)	596,198	31,473,292	556,836	383,010
iShares Core MSCI Europe ETF	1,136,679	692,129		(336,584)	1,492,224	71,910,275	1,668,168	482,411
iShares Core MSCI Pacific ETF	692,318	403,090		(232,626)	862,782	48,091,469	1,224,272	618,315
iShares Core S&P 500 ETF	483,967	286,737		(155,348)	615,356	152,891,352	2,588,394	3,828,025
iShares Core S&P Mid-Cap ETF	59,428	33,128		(22,182)	70,374	12,349,933	174,321	438,974
iShares Core S&P Small-Cap ETF	32,159	59,587	[a]	(14,870)	76,876	5,443,589	63,240	218,373
iShares Core Total USD Bond Market ETF	2,985,436	2,026,119		(890,192)	4,121,363	210,560,436	4,809,136	324,771
iShares U.S. Credit Bond ETF	406,884	249,465		(118,022)	538,327	60,384,140	1,596,745	192,948
iShares U.S. Treasury Bond ETF	2,289,863	1,587,035		(688,474)	3,188,424	80,571,474	967,722	139,312

						$735,222,103	$14,908,866	$6,786,643

[a]	Includes 35,890 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$735,222,103	$—	$—	$735,222,103
Money market funds	11,253,978	—	—	11,253,978

Total	$746,476,081	$—	$—	$746,476,081

See notes to financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE GROWTH ALLOCATION ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.88%

DOMESTIC EQUITY — 33.71%
iShares Core S&P 500 ETF[a]	1,250,731	$310,756,624
iShares Core S&P Mid-Cap ETF[a]	143,036	25,101,388
iShares Core S&P Small-Cap ETF[a,b]	156,160	11,057,689

		346,915,701
DOMESTIC FIXED INCOME — 30.85%
iShares Core Total USD Bond Market ETF[a]	3,723,207	190,218,646
iShares U.S. Credit Bond ETF[a]	486,279	54,545,915
iShares U.S. Treasury Bond ETF[a]	2,880,392	72,787,506

		317,552,067
INTERNATIONAL EQUITY — 29.92%
iShares Core MSCI Emerging Markets ETF[a]	1,211,854	63,973,773
iShares Core MSCI Europe ETF[a,b]	3,033,132	146,166,631
iShares Core MSCI Pacific ETF[a]	1,753,753	97,754,192

		307,894,596
INTERNATIONAL FIXED INCOME — 5.40%
iShares Core International Aggregate Bond ETF[a]	1,073,999	55,600,928

		55,600,928

TOTAL INVESTMENT COMPANIES
(Cost: $953,556,362)		1,027,963,292

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	456,540	456,677
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	1,337,663	1,337,663

		1,794,340

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,794,330)		1,794,340

TOTAL INVESTMENTS IN SECURITIES — 100.05%
(Cost: $955,350,692)[f]		1,029,757,632
Other Assets, Less Liabilities — (0.05)%		(561,456)

NET ASSETS — 100.00%		$1,029,196,176

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $956,380,559. Net unrealized appreciation was $73,377,073, of which $75,232,632 represented gross unrealized appreciation on securities and $1,855,559 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE GROWTH ALLOCATION ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	820,353	576,876		(323,230)	1,073,999	$55,600,928	$1,203,620	$226,862
iShares Core MSCI Emerging Markets ETF	1,042,821	615,336		(446,303)	1,211,854	63,973,773	1,205,668	1,091,081
iShares Core MSCI Europe ETF	2,417,231	1,531,376		(915,475)	3,033,132	146,166,631	3,510,196	1,417,063
iShares Core MSCI Pacific ETF	1,472,211	886,272		(604,730)	1,753,753	97,754,192	2,636,011	1,284,505
iShares Core S&P 500 ETF	1,029,207	629,760		(408,236)	1,250,731	310,756,624	5,482,310	8,760,136
iShares Core S&P Mid-Cap ETF	126,271	72,948		(56,183)	143,036	25,101,388	369,006	1,058,759
iShares Core S&P Small-Cap ETF	68,314	125,846	[a]	(38,000)	156,160	11,057,689	134,251	560,706
iShares Core Total USD Bond Market ETF	2,822,378	2,020,752		(1,119,923)	3,723,207	190,218,646	4,527,887	458,109
iShares U.S. Credit Bond ETF	384,647	248,283		(146,651)	486,279	54,545,915	1,503,324	281,753
iShares U.S. Treasury Bond ETF	2,164,828	1,581,452		(865,888)	2,880,392	72,787,506	910,038	140,037

						$1,027,963,292	$21,482,311	$15,279,011

[a]	Includes 76,076 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,027,963,292	$—	$—	$1,027,963,292
Money market funds	1,794,340	—	—	1,794,340

Total	$1,029,757,632	$—	$—	$1,029,757,632

See notes to financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.89%

DOMESTIC EQUITY — 43.60%
iShares Core S&P 500 ETF[a]	1,089,184	$270,618,657
iShares Core S&P Mid-Cap ETF[a]	124,582	21,862,895
iShares Core S&P Small-Cap ETF[a]	136,032	9,632,426

		302,113,978
DOMESTIC FIXED INCOME — 14.97%
iShares Core Total USD Bond Market ETF[a]	1,215,789	62,114,660
iShares U.S. Credit Bond ETF[a]	158,834	17,816,410
iShares U.S. Treasury Bond ETF[a]	940,604	23,769,063

		103,700,133
INTERNATIONAL EQUITY — 38.70%
iShares Core MSCI Emerging Markets ETF[a]	1,055,267	55,707,545
iShares Core MSCI Europe ETF[a]	2,641,278	127,283,187
iShares Core MSCI Pacific ETF[a]	1,527,210	85,126,685

		268,117,417
INTERNATIONAL FIXED INCOME — 2.62%
iShares Core International Aggregate Bond ETF[a]	350,681	18,154,755

		18,154,755

TOTAL INVESTMENT COMPANIES
(Cost: $623,258,351)		692,086,283

SHORT-TERM INVESTMENTS — 0.13%

MONEY MARKET FUNDS — 0.13%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	885,546	885,546

		885,546

TOTAL SHORT-TERM INVESTMENTS
(Cost: $885,546)		885,546

TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $624,143,897)[d]		692,971,829
Other Assets, Less Liabilities — (0.02)%		(92,112)

NET ASSETS — 100.00%		$692,879,717

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $625,099,114. Net unrealized appreciation was $67,872,715, of which $69,092,720 represented gross unrealized appreciation on securities and $1,220,005 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE AGGRESSIVE ALLOCATION ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased		Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Core International Aggregate Bond ETF	235,884	150,573		(35,776)	350,681	$18,154,755	$354,096	$23,109
iShares Core MSCI Emerging Markets ETF	798,978	409,764		(153,475)	1,055,267	55,707,545	932,524	269,305
iShares Core MSCI Europe ETF	1,851,933	1,059,274		(269,929)	2,641,278	127,283,187	2,878,990	585,003
iShares Core MSCI Pacific ETF	1,127,946	591,717		(192,453)	1,527,210	85,126,685	2,062,810	396,538
iShares Core S&P 500 ETF	788,499	421,266		(120,581)	1,089,184	270,618,657	4,335,397	5,951,691
iShares Core S&P Mid-Cap ETF	96,738	48,504		(20,660)	124,582	21,862,895	290,775	389,445
iShares Core S&P Small-Cap ETF	52,298	97,057	[a]	(13,323)	136,032	9,632,426	105,900	214,326
iShares Core Total USD Bond Market ETF	810,670	529,138		(124,019)	1,215,789	62,114,660	1,357,492	42,973
iShares U.S. Credit Bond ETF	110,484	64,587		(16,237)	158,834	17,816,410	449,387	25,360
iShares U.S. Treasury Bond ETF	621,790	414,742		(95,928)	940,604	23,769,063	273,085	18,318

						$692,086,283	$13,040,456	$7,916,068

[a]	Includes 59,776 shares received from a two-for-one stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$692,086,283	$—	$—	$692,086,283
Money market funds	885,546	—	—	885,546

Total	$692,971,829	$—	$—	$692,971,829

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

July 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.99%

DOMESTIC EQUITY — 16.90%
iShares Core High Dividend ETF[a]	463,922	$39,206,048
iShares U.S. Preferred Stock ETF[a]	418,825	16,438,881

		55,644,929
DOMESTIC REAL ESTATE — 14.99%
iShares Mortgage Real Estate Capped ETF[a]	1,061,857	49,376,350

		49,376,350
INTERNATIONAL EQUITY — 8.09%
iShares International Select Dividend ETF[a]	795,178	26,646,415

		26,646,415
INTERNATIONAL FIXED INCOME — 14.90%
iShares J.P. Morgan USD Emerging Markets Bond ETF[a,b]	425,706	49,066,874

		49,066,874
INVESTMENT GRADE BONDS — 25.20%
iShares 10+ Year Credit Bond ETF[a]	540,335	33,387,300
iShares iBoxx $ Investment Grade Corporate Bond ETF[a]	409,465	49,590,306

		82,977,606
NON-INVESTMENT GRADE BONDS — 19.91%
iShares iBoxx $ High Yield Corporate Bond ETF[a,b]	737,680	65,587,129

		65,587,129

TOTAL INVESTMENT COMPANIES
(Cost: $321,252,025)		329,299,303

SHORT-TERM INVESTMENTS — 20.03%

MONEY MARKET FUNDS — 20.03%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	65,940,825	65,960,607
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	3,333	3,333

		65,963,940

TOTAL SHORT-TERM INVESTMENTS
(Cost: $65,962,161)		65,963,940

Value
TOTAL INVESTMENTS IN SECURITIES — 120.02%
(Cost: $387,214,186)[f]	$395,263,243
Other Assets, Less Liabilities — (20.02)%	(65,938,391)

NET ASSETS — 100.00%	$329,324,852

[a]	Affiliated issuer. See Schedule 1.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $388,649,702. Net unrealized appreciation was $6,613,541, of which $9,054,259 represented gross unrealized appreciation on securities and $2,440,718 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MULTI-ASSET INCOME ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares 10+ Year Credit Bond ETF	384,046	378,277	(221,988)	540,335	$33,387,300	$1,297,520	$(1,224,175)
iShares Core High Dividend ETF	145,953	333,977	(16,008)	463,922	39,206,048	794,818	64,571
iShares iBoxx $ High Yield Corporate Bond ETF	551,753	239,349	(53,422)	737,680	65,587,129	2,922,951	(217,122)
iShares iBoxx $ Investment Grade Corporate Bond ETF	289,357	136,871	(16,763)	409,465	49,590,306	1,369,268	(15,874)
iShares Intermediate Credit Bond ETF	209,265	22,095	(231,360)	—	—	46,271	634,367
iShares International Select Dividend ETF	1,201,151	430,577	(836,550)	795,178	26,646,415	1,471,286	(781,844)
iShares J.P. Morgan EM Local Currency Bond ETF	271,564	394,035	(665,599)	—	—	—	(1,182,457)
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	431,518	(5,812)	425,706	49,066,874	370,997	(4,557)
iShares MBS ETF	—	294,080	(294,080)	—	—	414,224	7,854
iShares Mortgage Real Estate Capped ETF	2,264,661	1,861,638	(3,064,442)[a]	1,061,857	49,376,350	3,335,795	(29,449)
iShares U.S. Preferred Stock ETF	582,541	161,312	(325,028)	418,825	16,438,881	861,402	(2,644)

					$329,299,303	$12,884,532	$(2,751,330)

[a]	Includes 2,927,659 shares received from a one-for-four reverse stock split.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$329,299,303	$—	$—	$329,299,303
Money market funds	65,963,940	—	—	65,963,940

Total	$395,263,243	$—	$—	$395,263,243

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF

ASSETS
Investments in affiliates, at cost:	$383,704,015	$710,054,377	$955,350,692

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$398,382,936	$746,476,081	$1,029,757,632
Receivables:
Securities lending income (Note 1)	692	4,643	9,145
Capital shares sold	1,854	6,777	—

Total Assets	398,385,482	746,487,501	1,029,766,777

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	—	9,815,720	426,675
Capital shares redeemed	—	—	2,826
Investment advisory fees (Note 2)	50,847	96,658	140,691
Proxy fees	147	285	409

Total Liabilities	50,994	9,912,663	570,601

NET ASSETS	$398,334,488	$736,574,838	$1,029,196,176

Net assets consist of:
Paid-in capital	$385,163,125	$703,284,536	$959,065,927
Accumulated net realized loss	(1,507,558)	(3,131,402)	(4,276,691)
Net unrealized appreciation	14,678,921	36,421,704	74,406,940

NET ASSETS	$398,334,488	$736,574,838	$1,029,196,176

Shares outstanding[b]	11,650,000	19,650,000	23,350,000

Net asset value per share	$34.19	$37.48	$44.08

[a]	Securities on loan with values of $ —, $9,607,254 and $417,090, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares Core Aggressive Allocation ETF	iShares Morningstar Multi-Asset Income ETF

ASSETS
Investments in affiliates, at cost:	$624,143,897	$387,214,186

Investments in affiliated securities, at fair value (including securities on loana) (Note 1):	$692,971,829	$395,263,243
Receivables:
Securities lending income (Note 1)	3,525	82,580
Capital shares sold	2,966	—

Total Assets	692,978,320	395,345,823

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	—	65,951,370
Investment advisory fees (Note 2)	98,341	69,601
Proxy fees	262	—

Total Liabilities	98,603	66,020,971

NET ASSETS	$692,879,717	$329,324,852

Net assets consist of:
Paid-in capital	$627,142,677	$334,430,811
Accumulated net realized loss	(3,090,892)	(13,155,016)
Net unrealized appreciation	68,827,932	8,049,057

NET ASSETS	$692,879,717	$329,324,852

Shares outstanding[b]	13,200,000	12,850,000

Net asset value per share	$52.49	$25.63

[a]	Securities on loan with values of $ — and $64,634,434, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares Core Conservative Allocation ETF	iShares Core Moderate Allocation ETF	iShares Core Growth Allocation ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$7,909,747	$14,919,957	$21,495,099
Securities lending income — affiliated — net	21,059	72,564	220,442

Total investment income	7,930,806	14,992,521	21,715,541

EXPENSES
Investment advisory fees (Note 2)	839,768	1,572,430	2,251,565
Proxy fees	7,533	14,589	20,933

Total expenses	847,301	1,587,019	2,272,498
Less investment advisory fees waived (Note 2)	(370,389)	(672,740)	(917,548)

Net expenses	476,912	914,279	1,354,950

Net investment income	7,453,894	14,078,242	20,360,591

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(304,557)	(487,884)	(497,912)
In-kind redemptions — affiliated	3,899,254	7,303,160	15,806,915
Realized gain distributions from affiliated funds	27	176	183

Net realized gain	3,594,724	6,815,452	15,309,186

Net change in unrealized appreciation/depreciation	5,742,721	23,627,275	59,064,655

Net realized and unrealized gain	9,337,445	30,442,727	74,373,841

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,791,339	$44,520,969	$94,734,432

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares Core Aggressive Allocation ETF	iShares Morningstar Multi-Asset Income ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$13,047,492	$12,885,291
Securities lending income — affiliated — net	110,283	734,848

Total investment income	13,157,775	13,620,139

EXPENSES
Investment advisory fees (Note 2)	1,377,983	721,234
Proxy fees	13,437	6,781

Total expenses	1,391,420	728,015
Less investment advisory fees waived (Note 2)	(530,601)	(40,072)

Net expenses	860,819	687,943

Net investment income	12,296,956	12,932,196

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(351,163)	(3,310,785)
In-kind redemptions — affiliated	8,301,073	566,913
Realized gain distributions from affiliated funds	73	59,861

Net realized gain (loss)	7,949,983	(2,684,011)

Net change in unrealized appreciation/depreciation	57,672,520	10,356,741

Net realized and unrealized gain	65,622,503	7,672,730

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,919,459	$20,604,926

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Conservative Allocation ETF		iShares Core Moderate Allocation ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,453,894	$5,037,200	$14,078,242	$9,523,839
Net realized gain	3,594,724	1,758,503	6,815,452	3,721,612
Net change in unrealized appreciation/depreciation	5,742,721	4,461,506	23,627,275	2,720,977

Net increase in net assets resulting from operations	16,791,339	11,257,209	44,520,969	15,966,428

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,499,233)	(5,086,107)	(14,161,090)	(9,597,269)

Total distributions to shareholders	(7,499,233)	(5,086,107)	(14,161,090)	(9,597,269)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	157,703,941	112,397,696	326,190,907	348,620,400
Cost of shares redeemed	(57,036,875)	(74,044,885)	(151,140,854)	(184,541,258)

Net increase in net assets from capital share transactions	100,667,066	38,352,811	175,050,053	164,079,142

INCREASE IN NET ASSETS	109,959,172	44,523,913	205,409,932	170,448,301

NET ASSETS
Beginning of year	288,375,316	243,851,403	531,164,906	360,716,605

End of year	$398,334,488	$288,375,316	$736,574,838	$531,164,906

SHARES ISSUED AND REDEEMED
Shares sold	4,750,000	3,500,000	9,100,000	10,100,000
Shares redeemed	(1,750,000)	(2,350,000)	(4,250,000)	(5,550,000)

Net increase in shares outstanding	3,000,000	1,150,000	4,850,000	4,550,000

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core Growth Allocation ETF		iShares Core Aggressive Allocation ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$20,360,591	$15,508,029	$12,296,956	$9,535,169
Net realized gain (loss)	15,309,186	(400,603)	7,949,983	6,419,812
Net change in unrealized appreciation/depreciation	59,064,655	(2,038,398)	57,672,520	(14,431,334)

Net increase in net assets resulting from operations	94,734,432	13,069,028	77,919,459	1,523,647

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,478,824)	(15,600,977)	(12,382,507)	(9,583,359)

Total distributions to shareholders	(20,478,824)	(15,600,977)	(12,382,507)	(9,583,359)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	481,715,140	720,997,638	247,864,273	190,613,536
Cost of shares redeemed	(289,860,095)	(411,326,468)	(64,887,510)	(114,454,516)

Net increase in net assets from capital share transactions	191,855,045	309,671,170	182,976,763	76,159,020

INCREASE IN NET ASSETS	266,110,653	307,139,221	248,513,715	68,099,308

NET ASSETS
Beginning of year	763,085,523	455,946,302	444,366,002	376,266,694

End of year	$1,029,196,176	$763,085,523	$692,879,717	$444,366,002

SHARES ISSUED AND REDEEMED
Shares sold	11,700,000	18,400,000	5,100,000	4,200,000
Shares redeemed	(7,050,000)	(10,950,000)	(1,350,000)	(2,700,000)

Net increase in shares outstanding	4,650,000	7,450,000	3,750,000	1,500,000

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Multi-Asset Income ETF
	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,932,196	$9,949,946
Net realized loss	(2,684,011)	(12,098,096)
Net change in unrealized appreciation/depreciation	10,356,741	16,359,883

Net increase in net assets resulting from operations	20,604,926	14,211,733

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,368,423)	(9,949,946)
From net realized gain	—	(560,014)
Return of capital	(197,514)	(1,270,703)

Total distributions to shareholders	(13,565,937)	(11,780,663)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	90,100,928	22,789,516
Cost of shares redeemed	(6,291,816)	(44,207,687)

Net increase (decrease) in net assets from capital share transactions	83,809,112	(21,418,171)

INCREASE (DECREASE) IN NET ASSETS	90,848,101	(18,987,101)

NET ASSETS
Beginning of year	238,476,751	257,463,852

End of year	$329,324,852	$238,476,751

SHARES ISSUED AND REDEEMED
Shares sold	3,600,000	950,000
Shares redeemed	(250,000)	(1,900,000)

Net increase (decrease) in shares outstanding	3,350,000	(950,000)

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Conservative Allocation ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$33.34	$32.51	$32.54	$31.18	$30.08

Income from investment operations:
Net investment income[a]	0.74	0.65	0.66	0.64	0.63
Net realized and unrealized gain (loss)[b]	0.84	0.83	(0.03)	1.35	1.09

Total from investment operations	1.58	1.48	0.63	1.99	1.72

Less distributions from:
Net investment income	(0.73)	(0.65)	(0.66)	(0.63)	(0.62)

Total distributions	(0.73)	(0.65)	(0.66)	(0.63)	(0.62)

Net asset value, end of year	$34.19	$33.34	$32.51	$32.54	$31.18

Total return	4.84%	4.65%	1.93%	6.42%	5.77%

Ratios/Supplemental data:
Net assets, end of year (000s)	$398,334	$288,375	$243,851	$180,591	$135,625
Ratio of expenses to average net assets[c]	0.14%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.22%	2.04%	2.02%	2.00%	2.03%
Portfolio turnover rate[d]	2%	12%	83%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its underlying funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Moderate Allocation ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$35.89	$35.19	$34.99	$32.99	$30.95

Income from investment operations:
Net investment income[a]	0.81	0.73	0.74	0.71	0.67
Net realized and unrealized gain[b]	1.54	0.66	0.17	1.98	2.09

Total from investment operations	2.35	1.39	0.91	2.69	2.76

Less distributions from:
Net investment income	(0.76)	(0.69)	(0.71)	(0.69)	(0.72)

Total distributions	(0.76)	(0.69)	(0.71)	(0.69)	(0.72)

Net asset value, end of year	$37.48	$35.89	$35.19	$34.99	$32.99

Total return	6.66%	4.03%	2.62%	8.19%	9.01%

Ratios/Supplemental data:
Net assets, end of year (000s)	$736,575	$531,165	$360,717	$246,701	$186,415
Ratio of expenses to average net assets[c]	0.15%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.24%	2.13%	2.10%	2.07%	2.09%
Portfolio turnover rate[d]	2%	12%	83%	9%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its underlying funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Growth Allocation ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$40.81	$40.53	$39.50	$36.40	$32.75

Income from investment operations:
Net investment income[a]	0.94	0.90	0.91	0.83	0.78
Net realized and unrealized gain[b]	3.22	0.19	0.98	3.07	3.65

Total from investment operations	4.16	1.09	1.89	3.90	4.43

Less distributions from:
Net investment income	(0.89)	(0.81)	(0.86)	(0.80)	(0.78)

Total distributions	(0.89)	(0.81)	(0.86)	(0.80)	(0.78)

Net asset value, end of year	$44.08	$40.81	$40.53	$39.50	$36.40

Total return	10.33%	2.80%	4.82%	10.77%	13.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,029,196	$763,086	$455,946	$306,163	$202,040
Ratio of expenses to average net assets[c]	0.15%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.26%	2.31%	2.25%	2.17%	2.24%
Portfolio turnover rate[d]	2%	11%	75%	12%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its underlying funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Aggressive Allocation ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$47.02	$47.33	$45.81	$41.28	$35.25

Income from investment operations:
Net investment income[a]	1.09	1.05	1.05	0.97	0.90
Net realized and unrealized gain (loss)[b]	5.40	(0.38)	1.47	4.48	6.01

Total from investment operations	6.49	0.67	2.52	5.45	6.91

Less distributions from:
Net investment income	(1.02)	(0.98)	(1.00)	(0.92)	(0.88)

Total distributions	(1.02)	(0.98)	(1.00)	(0.92)	(0.88)

Net asset value, end of year	$52.49	$47.02	$47.33	$45.81	$41.28

Total return	13.99%	1.53%	5.54%	13.24%	19.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$692,880	$444,366	$376,267	$267,985	$169,263
Ratio of expenses to average net assets[c]	0.16%	0.11%	0.11%	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.23%	2.33%	2.24%	2.19%	2.33%
Portfolio turnover rate[d]	1%	6%	58%	12%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its underlying funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Multi-Asset Income ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$25.10	$24.64	$26.28	$25.20	$26.40

Income from investment operations:
Net investment income[a]	1.12	1.04	1.23	1.52	1.41
Net realized and unrealized gain (loss)[b]	0.58	0.65	(1.38)	1.14	(1.20)

Total from investment operations	1.70	1.69	(0.15)	2.66	0.21

Less distributions from:
Net investment income	(1.15)	(1.04)	(1.24)	(1.53)	(1.41)
Net realized gain	—	(0.06)	(0.25)	(0.05)	—
Return of capital	(0.02)	(0.13)	—	—	—

Total distributions	(1.17)	(1.23)	(1.49)	(1.58)	(1.41)

Net asset value, end of year	$25.63	$25.10	$24.64	$26.28	$25.20

Total return	7.01%	7.26%	(0.67)%	10.95%	0.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$329,325	$238,477	$257,464	$170,802	$112,134
Ratio of expenses to average net assets[c]	0.24%	0.24%	0.24%	0.18%	0.20%
Ratio of expenses to average net assets prior to waived fees[c]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	4.48%	4.35%	4.77%	5.92%	5.36%
Portfolio turnover rate[d]	51%	35%	47%	68%	51%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its underlying funds.
[c]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Conservative Allocation	Diversified
Core Moderate Allocation	Diversified
Core Growth Allocation	Diversified
Core Aggressive Allocation	Diversified
Morningstar Multi-Asset Income	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. Each underlying index is comprised entirely of securities of iShares funds (each, an “underlying fund,” collectively, the “underlying funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated underlying funds. The financial statements and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core Moderate Allocation
Barclays Capital Inc.	$248,460	$248,460	$—
Goldman Sachs & Co.	9,353,617	9,353,617	—
UBS Securities LLC	5,177	5,177	—

	$9,607,254	$9,607,254	$—

Core Growth Allocation
JPMorgan Securities LLC	$219,511	$219,511	$—
SG Americas Securities LLC	197,579	197,579	—

	$417,090	$417,090	$—

Morningstar Multi-Asset Income
Barclays Capital Inc.	$9,246,640	$9,246,640	$—
BNP Paribas Prime Brokerage Inc.	22,227,500	22,227,500	—
Deutsche Bank Securities Inc.	6,487,294	6,487,294	—
Goldman Sachs & Co.	22,227,500	22,227,500	—
HSBC Bank PLC	4,445,500	4,445,500	—

	$64,634,434	$64,634,434	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund. In addition, each Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

Effective December 1, 2016, for each of the iShares Core Conservative Allocation, iShares Core Moderate Allocation, iShares Core Growth Allocation and iShares Core Aggressive Allocation ETFs, BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through November 30, 2021, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds. Prior to December 1, 2016, BFA contractually agreed to waive a portion of its investment advisory fees for each Fund through November 30, 2016 in an amount equal to 0.14% of average daily net assets.

For the iShares Morningstar Multi-Asset Income ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2021 in order to limit total annual operating expenses to 0.60% of average daily net assets.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core Conservative Allocation	$6,474
Core Moderate Allocation	22,632
Core Growth Allocation	64,070
Core Aggressive Allocation	33,642
Morningstar Multi-Asset Income	189,603

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Core Conservative Allocation	$6,124,730	$5,967,644
Core Moderate Allocation	11,411,585	11,191,793
Core Growth Allocation	16,278,247	16,301,163
Core Aggressive Allocation	7,435,431	7,452,683
Morningstar Multi-Asset Income	146,368,450	146,230,038

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Conservative Allocation	$157,337,276	$56,958,449
Core Moderate Allocation	324,881,562	150,856,725
Core Growth Allocation	480,530,657	289,311,177
Core Aggressive Allocation	247,372,683	64,805,428
Morningstar Multi-Asset Income	90,041,783	6,289,701

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

July 31, 2017, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core Conservative Allocation	$3,825,912	$45,339	$(3,871,251)
Core Moderate Allocation	6,749,339	82,848	(6,832,187)
Core Growth Allocation	14,933,491	118,233	(15,051,724)
Core Aggressive Allocation	8,117,244	85,551	(8,202,795)
Morningstar Multi-Asset Income	—	436,227	(436,227)

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
Core Conservative Allocation
Ordinary income	$7,499,233	$5,086,107

Core Moderate Allocation
Ordinary income	$14,161,090	$9,597,269

Core Growth Allocation
Ordinary income	$20,478,824	$15,600,977

Core Aggressive Allocation
Ordinary income	$12,382,507	$9,583,359

Morningstar Multi-Asset Income
Ordinary income	$13,368,423	$10,433,313
Long-term capital gain	—	76,647
Return of capital	197,514	1,270,703

	$13,565,937	$11,780,663

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Core Conservative Allocation	$(1,022,375)	$14,193,738	$13,171,363
Core Moderate Allocation	(2,376,789)	35,667,091	33,290,302
Core Growth Allocation	(3,246,824)	73,377,073	70,130,249
Core Aggressive Allocation	(2,135,675)	67,872,715	65,737,040
Morningstar Multi-Asset Income	(11,719,500)	6,613,541	(5,105,959)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Core Conservative Allocation	$1,012,526	$—	$9,849	$1,022,375
Core Moderate Allocation	2,372,591	—	4,198	2,376,789
Core Growth Allocation	3,244,335	2,489	—	3,246,824
Core Aggressive Allocation	2,135,675	—	—	2,135,675
Morningstar Multi-Asset Income	11,719,500	—	—	11,719,500

[a]	Must be utilized prior to losses subject to expiration.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors in (the “Plaintiffs”) certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of the iShares Core Conservative Allocation ETF, iShares Core Moderate Allocation ETF,

iShares Core Growth Allocation ETF, iShares Core Aggressive Allocation ETF and

iShares Morningstar Multi-Asset Income ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core Conservative Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Aggressive Allocation ETF and iShares Morningstar Multi-Asset Income ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

4

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
Core Conservative Allocation	$2,222,205
Core Moderate Allocation	5,590,383
Core Growth Allocation	11,781,699
Core Aggressive Allocation	9,471,821
Morningstar Multi-Asset Income	6,394,586

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Core Conservative Allocation	13.46%
Core Moderate Allocation	17.82
Core Growth Allocation	25.87
Core Aggressive Allocation	33.61
Morningstar Multi-Asset Income	5.54

For the fiscal year ended July 31, 2017, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core Conservative Allocation	$1,532,402	$105,028
Core Moderate Allocation	3,612,889	255,235
Core Growth Allocation	7,404,754	555,743
Core Aggressive Allocation	5,301,529	418,195
Morningstar Multi-Asset Income	1,848,221	134,926

TAX INFORMATION	49

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Conservative Allocation	$0.713667	$—	$0.020069	$0.733736	97%	—%	3%	100%
Core Moderate Allocation	0.740909	—	0.021174	0.762083	97	—	3	100
Core Growth Allocation	0.861176	—	0.025454	0.886630	97	—	3	100
Core Aggressive Allocation	0.994674	—	0.030200	1.024874	97	—	3	100
Morningstar Multi-Asset Income	1.146433	—	0.022073	1.168506	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Conservative Allocation ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	794	57.42%
At NAV	140	10.12
Less than 0.0% and Greater than –0.5%	448	32.39
Less than –0.5%	1	0.07

	1,383	100.00%

iShares Core Moderate Allocation ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.14%
Greater than 0.0% and Less than 0.5%	824	59.58
At NAV	147	10.63
Less than 0.0% and Greater than –0.5%	410	29.65

	1,383	100.00%

iShares Core Growth Allocation ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	839	60.67%
At NAV	136	9.83
Less than 0.0% and Greater than –0.5%	407	29.43
Less than –0.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Core Aggressive Allocation ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.07%
Greater than 0.0% and Less than 0.5%	778	56.26
At NAV	169	12.22
Less than 0.0% and Greater than –0.5%	435	31.45

	1,383	100.00%

iShares Morningstar Multi-Asset Income ETF

Period Covered: April 3, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	10	0.76
Greater than 0.5% and Less than 1.0%	33	2.50
Greater than 0.0% and Less than 0.5%	669	50.68
At NAV	63	4.77
Less than 0.0% and Greater than –0.5%	509	38.56
Less than –0.5% and Greater than –1.0%	25	1.89
Less than –1.0% and Greater than –1.5%	7	0.53
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	1	0.08

	1,320	100.00%

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	57

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	61

Notes:

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-704-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Min Vol Asia ex Japan ETF | AXJV | NYSE Arca
➢	iShares Edge MSCI Min Vol Japan ETF | JPMV | NYSE Arca
➢	iShares Edge MSCI Min Vol USA ETF | USMV | BATS
➢	iShares Edge MSCI Min Vol USA Small-Cap ETF | SMMV | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.77%	11.89%	12.50%	12.77%	11.89%	12.50%
Since Inception	4.31%	4.29%	4.37%	14.27%	14.20%	14.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,142.00	$1.86	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Edge MSCI Min Vol Asia ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Asian equities (excluding Japan) that, in the aggregate, have lower volatility characteristics relative to the broader Asian equity markets (excluding Japan), as represented by the MSCI AC Asia ex Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 12.77%, net of fees, while the total return for the Index was 12.50%.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

Chinese stocks, the largest country weight in the Index on average during the reporting period, contributed the most to the Index’s performance. As a major global exporter, China benefited from strengthening economic growth in many regions of the world. Government stimulus efforts focused primarily on infrastructure and real estate expansion, which drove property prices higher and supported a surge in industrial output, also contributing to the advance in the Chinese stock market.

Taiwanese and South Korean stocks were also meaningful contributors to the Index’s performance during the reporting period. Both countries benefited from strong growth in technology-related companies amid growing demand for technology. Taiwan’s technology-heavy benchmark rose to its highest level in 27 years, led by component suppliers that benefited from robust smartphone production. The South Korean market reached an all-time high during the reporting period despite slow economic growth, which led the South Korean government to initiate a fiscal stimulus package aimed at creating public sector jobs and increasing social welfare subsidies.

From a sector perspective, the information technology sector had the most significant impact on the Index’s performance during the reporting period as technology demand strengthened. The financials sector also contributed, helped by improving global economic conditions and expectations of a more lenient regulatory environment in the U.S.

Currency fluctuations had a modestly positive impact on the Index’s overall performance for the reporting period as several Asian currencies appreciated against the U.S. dollar.

The Index seeks lower volatility than the broader market with returns in line with the market over the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI AC Asia ex Japan Index. Minimum volatility strategies focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility but tend to underperform during periods of low volatility and risk-on markets, as seen over the reporting period. Relative to the broader market, an underweight allocation to China and an overweight allocation to the Philippines detracted from the Index’s performance, while an underweight allocation to South Korea benefited relative performance. Overweight allocations to the telecommunication services and utilities sectors detracted from Index performance, while an overweight position in the banking industry contributed.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*
Information Technology	26.94%
Financials	23.37
Industrials	9.30
Consumer Staples	8.83
Telecommunication Services	8.33
Utilities	7.89
Health Care	6.88
Consumer Discretionary	6.52
Real Estate	0.82
Materials	0.66
Energy	0.46

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*
China	27.34%
Taiwan	19.24
South Korea	13.00
Hong Kong	9.23
Malaysia	7.65
Thailand	7.58
India	5.35
Singapore	4.69
Philippines	3.32
Indonesia	2.27

TOTAL	99.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.14%	8.44%	7.42%	7.14%	8.44%	7.42%
Since Inception	9.19%	9.27%	9.36%	32.04%	32.34%	32.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/3/14. The first day of secondary market trading was 6/5/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.70	$1.55	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Edge MSCI Min Vol Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities that, in the aggregate, have lower volatility characteristics relative to the broader Japanese equity markets, as represented by the MSCI Japan Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 7.14%, net of fees, while the total return for the Index was 7.42%.

Consumer discretionary stocks contributed the most to the Index’s performance for the reporting period, benefiting from improving consumer spending trends in Japan. Within the sector, hotels, restaurants, and leisure companies contributed the most, followed by auto parts suppliers, which benefited from strong global vehicle sales during the reporting period.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

The industrials and information technology sectors were also meaningful contributors to the Index’s performance for the reporting period. Accelerating manufacturing activity driven by increased export demand helped the industrials sector. The information technology sector also benefited from increased demand resulting from stronger economic growth around the globe. Electronic equipment manufacturers and IT services providers were the leading contributors in the information technology sector for the reporting period.

The financials sector was another notable contributor to the Index’s performance during the reporting period. Financial stocks benefited from improving global economic conditions and expectations of a more lenient regulatory environment. Banks led the advance in the financials sector.

On the downside, the real estate and telecommunication services sectors detracted from the Index’s return for the reporting period. Within the two sectors, equity real estate investment trusts and wireless service providers detracted the most.

Currency fluctuations had a negative impact on the Index’s overall return for the reporting period as the Japanese yen declined by 8% against the U.S. dollar.

The Index seeks lower volatility than the broader market with returns in line with the market over the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI Japan Index. Minimum volatility strategies focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility but tend to underperform during periods of low volatility and risk-on markets, as seen over the period. Relative to the broader market, an underweight allocation to machinery and trading companies detracted the most from the Index’s performance. Overweight allocations to pharmaceutical companies and utilities also weighed on relative performance. On the positive side, underweight allocations to the automobile and component industry and the telecommunication services sector benefited relative performance.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Industrials	24.57%
Consumer Discretionary	16.11
Consumer Staples	12.65
Health Care	12.30
Information Technology	9.72
Financials	8.00
Real Estate	4.91
Telecommunication Services	4.25
Utilities	3.86
Materials	3.12
Energy	0.51

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

McDonald’s Holdings Co. Japan Ltd.	1.61%
Mitsubishi Tanabe Pharma Corp.	1.55
Canon Inc.	1.48
Recruit Holdings Co. Ltd.	1.48
Nippon Telegraph & Telephone Corp.	1.47
Keyence Corp.	1.46
NTT DOCOMO Inc.	1.40
Suntory Beverage & Food Ltd.	1.40
KDDI Corp.	1.38
Central Japan Railway Co.	1.37

TOTAL	14.60%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL USA ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.70%	8.74%	8.88%	8.70%	8.74%	8.88%
5 Years	13.54%	13.54%	13.74%	88.68%	88.69%	90.32%
Since Inception	14.74%	14.75%	14.93%	121.70%	121.78%	123.72%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,100.30	$0.78	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Edge MSCI Min Vol USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market, as represented by the MSCI USA Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 8.70%, net of fees, while the total return for the Index was 8.88%.

The information technology sector contributed the most to the Index’s performance for the reporting period. Strength in the sector reflected strong earnings growth through the second quarter of 2017. Increased consumer confidence and wages have benefitted

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

the sector, supporting stronger consumer and business demand, while improving economic growth in Europe and the developing world further benefited large, multi-national technology companies. The IT services and software industries were the principal sources of strength for the sector, as the continuing growth in demand for data, software-as-a-service, and cloud computing helped boost the industries.

The other main contributors to the Index’s return for the reporting period were the healthcare, financials, and industrials sectors. The healthcare sector posted gains despite continued uncertainty about the fate of healthcare reform and the medical devices tax. The principal driver of the healthcare sector’s performance was the medical devices industry, which was helped by mergers and acquisitions activity. The financials sector benefited from solid performance in the insurance industry, with property and casualty insurers performing particularly well. The commercial and professional services industry was the primary contributor in the industrials sector, as waste services businesses benefited from the higher levels of refuse generated by an improving economy.

The telecommunication services, energy, and materials sectors were modest detractors from the Index’s performance. Telecommunication services stocks declined earlier in the reporting period due to increased competitive pressures, but recovered some of those losses as subscriber numbers increased.

The Index seeks lower volatility than the broader market with returns in line with the market over the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI USA Index. Minimum volatility strategies focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility but tend to underperform during periods of low volatility and risk-on markets, as seen over the period. Relative to the broader market, an underweight allocation to commercial banks detracted from the Index’s performance as three Fed rate hikes and expectations of more lenient regulatory policies benefited the banking industry. An overweight allocation to the real estate sector also weighed on relative performance. On the positive side, an overweight allocation to the insurance industry and an underweight allocation to the energy sector benefited relative performance.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*
Health Care	19.35%
Information Technology	18.75
Consumer Staples	12.76
Financials	10.94
Utilities	8.10
Consumer Discretionary	7.93
Industrials	7.63
Real Estate	6.49
Telecommunication Services	3.20
Materials	2.57
Energy	2.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*
Becton Dickinson and Co.	1.58%
McDonald’s Corp.	1.53
Automatic Data Processing Inc.	1.53
Johnson & Johnson	1.53
AT&T Inc.	1.49
PepsiCo Inc.	1.49
Stryker Corp.	1.48
Visa Inc. Class A	1.45
UnitedHealth Group Inc.	1.36
Intuitive Surgical Inc.	1.31

TOTAL	14.75%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

Performance as of July 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	12.51%	12.82%	12.69%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/7/16. The first day of secondary market trading was 9/9/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,075.60	$1.03	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Edge MSCI Min Vol USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that, in the aggregate, have lower volatility characteristics relative to the small-capitalization U.S. equity market, as represented by the MSCI USA Small Cap Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 7, 2016 (inception date of the Fund) through July 31, 2017, the total return for the Fund was 12.51%, net of fees, while the total return for the Index was 12.69%.

The financials sector was the principal contributor to the Index’s performance for the reporting period, led by insurance companies. The sector posted strong gains in the wake of the U.S. presidential election, as expectations were high that the new

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

administration would reduce financial regulations and introduce aggressive fiscal stimulus measures, suggesting higher growth and interest rates ahead. Following those initial post-election gains, however, market movements in the sector have been muted, as many anticipated policies have yet to materialize, and longer-term bond yields retreated from earlier highs.

The information technology sector was also a meaningful contributor to the Index’s performance for the reporting period. Steady economic growth, increased consumer confidence, and a stronger job market have benefited the sector. Stronger business and consumer demand are reflected in gains by data processing and outsourced services companies, semiconductor equipment manufacturers, and home entertainment software, application software, and electronic equipment companies.

Other significant contributors to the Index’s return for the reporting period included the industrials, healthcare, and consumer discretionary sectors. The commercial and professional services industry drove the majority of the growth in the industrials sector, while strong performance in the healthcare provider and services industry benefited the healthcare sector. The consumer discretionary sector’s performance was helped by the restaurant industry, which benefited from acquisition activity.

In contrast, the materials and consumer staples sectors detracted fractionally from the Index’s performance during the reporting period.

The Index seeks lower volatility than the broader market with returns in line with the market over the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI USA Small-Cap Index. Minimum volatility strategies focus on providing broad market exposure with less volatility, so they have tended to outperform during periods of elevated volatility but tend to underperform during periods of low volatility and risk-on markets, as seen over the period. Relative to the broader market, an underweight allocation to commercial banks detracted from the Index’s performance as three Fed rate hikes and expectations of more lenient regulatory policies benefited the banking industry. An overweight allocation to gold producers also weighed on relative performance. On the positive side, an overweight allocation in the Index to the insurance industry and an underweight allocation to the energy sector benefited relative performance.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*
Real Estate	16.43%
Financials	14.87
Health Care	14.76
Information Technology	11.62
Consumer Discretionary	10.31
Industrials	10.04
Utilities	8.63
Consumer Staples	8.49
Materials	3.56
Energy	0.77
Telecommunication Services	0.52

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

Lamb Weston Holdings Inc.	1.45%
White Mountains Insurance Group Ltd.	1.23
Pinnacle Foods Inc.	1.15
Validus Holdings Ltd.	1.12
Royal Gold Inc.	1.03
MFA Financial Inc.	1.00
Bio-Rad Laboratories Inc. Class A	0.98
Cable One Inc.	0.97
Liberty Expedia Holdings Inc. Class A	0.96
Landstar System Inc.	0.94

TOTAL	10.83%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.67%

CHINA — 27.14%
3SBio Inc.[a,b]	6,000	$7,529
AAC Technologies Holdings Inc.	6,000	80,741
Agricultural Bank of China Ltd. Class H	112,000	52,342
Alibaba Group Holding Ltd. ADR[a,c]	400	61,980
ANTA Sports Products Ltd.	8,000	27,451
Baidu Inc. ADR[a]	176	39,838
Bank of China Ltd. Class H	108,000	53,238
Bank of Communications Co. Ltd. Class H	16,000	11,861
Beijing Capital International Airport Co. Ltd. Class H	24,000	37,797
China Construction Bank Corp. Class H	52,000	43,277
China Everbright Bank Co. Ltd. Class H	24,000	11,646
China Huarong Asset Management Co. Ltd. Class Hb	44,000	18,028
China Huishan Dairy Holdings Co. Ltd.[c,d]	148,000	—
China Medical System Holdings Ltd.	16,000	27,329
China Mengniu Dairy Co. Ltd.	20,000	38,975
China Minsheng Banking Corp. Ltd. Class H	8,300	8,353
China Mobile Ltd.	8,000	85,786
China Pacific Insurance Group Co. Ltd. Class H	800	3,534
China Petroleum & Chemical Corp. Class H	24,000	18,222
China Resources Beer Holdings Co. Ltd.	16,000	40,440
China Telecom Corp. Ltd. Class H	48,000	22,863
China Unicom Hong Kong Ltd.[a]	8,000	11,616
CITIC Ltd.	16,000	24,338
COSCO SHIPPING Ports Ltd.	24,000	29,377
Country Garden Holdings Co. Ltd.[c]	4,000	5,593
CSPC Pharmaceutical Group Ltd.	64,000	99,809
Fullshare Holdings Ltd.[c]	40,000	15,979
Guangdong Investment Ltd.[c]	48,000	67,604
Hengan International Group Co. Ltd.[c]	4,000	30,524
Industrial & Commercial Bank of China Ltd. Class H	64,000	44,824
Jiangsu Expressway Co. Ltd. Class H	40,000	58,078
Lenovo Group Ltd.[c]	8,000	4,958
NetEase Inc. ADR	244	75,952

Security	Shares	Value
New Oriental Education & Technology Group Inc. ADR[a]	340	$27,084
Ping An Insurance Group Co. of China Ltd. Class H	2,000	14,840
Semiconductor Manufacturing International Corp.[a]	36,200	39,861
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	16,000	12,906
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	2,000	7,324
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	11,200	17,920
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	8,800	23,324
Shenzhou International Group Holdings Ltd.	12,000	80,280
Sihuan Pharmaceutical Holdings Group Ltd.	32,000	13,480
Sino Biopharmaceutical Ltd.	32,000	28,271
Sinopharm Group Co. Ltd. Class H	1,600	6,709
Sun Art Retail Group Ltd.	22,000	17,943
TAL Education Group Class A ADR[c]	612	95,943
Tencent Holdings Ltd.	3,600	144,458
TravelSky Technology Ltd. Class H	16,000	42,406
Want Want China Holdings Ltd.[c]	24,000	16,225
Yum China Holdings Inc.[a]	2,420	86,612
Zhejiang Expressway Co. Ltd. Class H	24,000	29,961

		1,865,429
HONG KONG — 9.17%
ASM Pacific Technology Ltd.	400	5,183
BOC Hong Kong Holdings Ltd.	2,000	9,846
CK Infrastructure Holdings Ltd.	8,000	74,621
CLP Holdings Ltd.	10,000	106,592
Hang Seng Bank Ltd.	6,000	130,599
HK Electric Investments & HK Electric Investments Ltd.[b]	26,000	24,668
HKT Trust & HKT Ltd.	12,160	15,943
Hong Kong & China Gas Co. Ltd.[c]	45,482	86,071
Link REIT	2,000	16,261
MTR Corp. Ltd.	16,000	92,495
Power Assets Holdings Ltd.	6,000	59,461
Yue Yuen Industrial Holdings Ltd.	2,000	8,259

		629,999

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
INDIA — 5.31%
Infosys Ltd. ADR	9,916	$156,673
Wipro Ltd. ADR[c]	33,904	208,509

		365,182
INDONESIA — 2.26%
Bank Central Asia Tbk PT	48,000	67,367
Gudang Garam Tbk PT	400	2,285
Hanjaya Mandala Sampoerna Tbk PT	115,200	30,693
Kalbe Farma Tbk PT	49,200	6,407
Telekomunikasi Indonesia Persero Tbk PT	28,800	10,137
Unilever Indonesia Tbk PT	10,400	38,208

		155,097
MALAYSIA — 7.60%
DiGi.Com Bhd[c]	33,600	37,669
HAP Seng Consolidated Bhd	8,400	17,854
Hartalega Holdings Bhd	1,600	2,642
Hong Leong Bank Bhd	19,600	71,872
IHH Healthcare Bhd	40,800	56,223
Kuala Lumpur Kepong Bhd	4,400	25,486
Malayan Banking Bhd	33,200	73,976
Maxis Bhd	38,800	51,202
MISC Bhd	7,200	12,427
Petronas Dagangan Bhd	2,400	13,330
Petronas Gas Bhd	800	3,502
PPB Group Bhd	6,000	23,627
Public Bank Bhd	15,600	73,892
Telekom Malaysia Bhd	19,200	28,521
Tenaga Nasional Bhd	8,000	26,383
Westports Holdings Bhd	4,000	3,485

		522,091
PAKISTAN — 0.33%
Habib Bank Ltd.	4,000	8,968
Lucky Cement Ltd.	400	2,687
MCB Bank Ltd.	5,600	10,978

		22,633
PHILIPPINES — 3.29%
Aboitiz Equity Ventures Inc.	18,400	27,695
Aboitiz Power Corp.	20,000	15,458
Ayala Corp.	280	4,800
Bank of the Philippine Islands	27,680	57,379
BDO Unibank Inc.	35,553	88,706
Security Bank Corp.	680	3,153
Universal Robina Corp.	9,120	29,099

		226,290

Security	Shares	Value
SINGAPORE — 4.65%
Oversea-Chinese Banking Corp. Ltd.	7,200	$60,265
SATS Ltd.	10,800	38,435
Singapore Airlines Ltd.[c]	10,800	82,679
Singapore Telecommunications Ltd.	22,000	64,353
United Overseas Bank Ltd.	1,900	33,585
Wilmar International Ltd.	16,400	40,360

		319,677
SOUTH KOREA — 12.30%
CJ CheilJedang Corp.	16	5,290
CJ Korea Express Corp.[a]	140	23,332
Coway Co. Ltd.	108	9,564
Dongbu Insurance Co. Ltd.	648	46,383
Dongsuh Cos. Inc.	364	9,612
E-MART Inc.	52	11,803
GS Retail Co. Ltd.	392	16,954
Hanssem Co. Ltd.	88	13,840
Hanwha Life Insurance Co. Ltd.	3,684	24,855
Hyundai Glovis Co. Ltd.	20	2,806
Hyundai Marine & Fire Insurance Co. Ltd.	280	11,360
Hyundai Mobis Co. Ltd.	68	14,948
Kakao Corp.	88	9,437
Kangwon Land Inc.	1,264	41,793
Kia Motors Corp.	380	12,428
Korea Electric Power Corp.	196	7,803
KT Corp.	234	7,277
KT&G Corp.	622	63,365
LG Display Co. Ltd.	432	12,218
Lotte Confectionery Co. Ltd.	68	12,366
NAVER Corp.	108	77,498
NCsoft Corp.	92	29,679
S-1 Corp.	576	47,457
Samsung Biologics Co. Ltd.[a,b]	296	71,947
Samsung Electro-Mechanics Co. Ltd.	164	13,732
Samsung Electronics Co. Ltd.	12	25,843
Samsung Fire & Marine Insurance Co. Ltd.	220	57,406
Samsung Life Insurance Co. Ltd.	606	67,962
Samsung SDI Co. Ltd.	132	19,876
Samsung SDS Co. Ltd.	24	3,839
Shinhan Financial Group Co. Ltd.	160	7,606
SK Hynix Inc.	428	25,243
SK Telecom Co. Ltd.	160	39,748

		845,270

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2017

Security	Shares	Value
TAIWAN — 19.10%
Advanced Semiconductor Engineering Inc.	8,249	$11,091
Advantech Co. Ltd.	5,055	38,253
Asustek Computer Inc.	4,000	37,224
Chang Hwa Commercial Bank Ltd.	84,782	49,698
Chicony Electronics Co. Ltd.	4,818	12,398
Chunghwa Telecom Co. Ltd.	20,000	67,560
Delta Electronics Inc.	8,000	42,523
Far EasTone Telecommunications Co. Ltd.	20,000	48,352
First Financial Holding Co. Ltd.	132,038	89,204
Foxconn Technology Co. Ltd.	4,935	14,840
Hon Hai Precision Industry Co. Ltd.	36,284	141,192
Hua Nan Financial Holdings Co. Ltd.	192,701	112,638
Lite-On Technology Corp.	28,611	46,287
Mega Financial Holding Co. Ltd.	16,000	13,538
Novatek Microelectronics Corp.	4,000	15,234
Powertech Technology Inc.	8,000	25,938
President Chain Store Corp.	4,000	33,912
Quanta Computer Inc.	16,000	37,939
Siliconware Precision Industries Co. Ltd.	28,000	46,133
Standard Foods Corp.	14,645	38,994
Synnex Technology International Corp.	18,200	20,252
Taiwan Business Bank	56,285	15,975
Taiwan Cooperative Financial Holding Co. Ltd.	220,123	120,284
Taiwan Mobile Co. Ltd.	16,000	57,227
Taiwan Semiconductor Manufacturing Co. Ltd.	20,000	142,074
Transcend Information Inc.	4,000	11,856
WPG Holdings Ltd.	16,000	22,414

		1,313,030
THAILAND — 7.52%
Advanced Info Service PCL NVDR	3,600	20,068
Airports of Thailand PCL NVDR	20,000	30,953
Bangkok Bank PCL Foreign	1,600	8,871
Bangkok Dusit Medical Services PCL NVDR[c]	103,200	59,235
Bangkok Expressway & Metro PCL	60,000	13,523
BTS Group Holdings PCL NVDR	239,200	61,819
Bumrungrad Hospital PCL NVDR	8,800	46,279
CP ALL PCL NVDR	23,200	42,354
Delta Electronics Thailand PCL NVDR	12,800	34,138

Security	Shares	Value
Electricity Generating PCL NVDR	2,400	$15,723
Glow Energy PCL NVDR	20,800	50,630
Home Product Center PCL NVDR	57,200	17,017
Kasikornbank PCL Foreign	400	2,380
KCE Electronics PCL NVDR	7,200	18,716
Robinson PCL NVDR	5,600	9,803
Siam Cement PCL (The) Foreign	2,800	42,577
Siam Commercial Bank PCL (The) NVDR	2,000	8,835
Thai Union Group PCL NVDR	55,600	33,918

		516,839

TOTAL COMMON STOCKS
(Cost: $5,726,844)		6,781,537

PREFERRED STOCKS — 0.60%

SOUTH KOREA — 0.60%
Samsung Electronics Co. Ltd., Preference Shares	24	41,414

		41,414

TOTAL PREFERRED STOCKS
(Cost: $20,749)		41,414

SHORT-TERM INVESTMENTS — 6.07%

MONEY MARKET FUNDS — 6.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	409,845	409,968
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	7,427	7,427

		417,395

TOTAL SHORT-TERM INVESTMENTS
(Cost: $417,338)		417,395

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL ASIA ex JAPAN ETF

July 31, 2017

Security	Value

TOTAL INVESTMENTS IN SECURITIES — 105.34%
(Cost: $6,164,931)[h]	$7,240,346
Other Assets, Less Liabilities — (5.34)%	(367,033)

NET ASSETS — 100.00%	$6,873,313

ADR  —  American Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $6,223,162. Net unrealized appreciation was $1,017,184, of which $1,201,536 represented gross unrealized appreciation on securities and $184,352 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$6,781,537	$—	$0	[a]	$6,781,537
Preferred stocks	41,414	—	—		41,414
Money market funds	417,395	—	—		417,395

Total	$7,240,346	$—	$0	[a]	$7,240,346

[a]	Rounds to less than $1.

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.73%

AIR FREIGHT & LOGISTICS — 0.06%
Yamato Holdings Co. Ltd.	1,000	$20,046

		20,046
AIRLINES — 2.21%
ANA Holdings Inc.	100,000	342,549
Japan Airlines Co. Ltd.	11,000	355,202

		697,751
AUTO COMPONENTS — 1.53%
Aisin Seiki Co. Ltd.	2,000	104,077
Bridgestone Corp.	6,500	273,954
Denso Corp.	1,000	48,020
Sumitomo Electric Industries Ltd.	2,500	40,443
Sumitomo Rubber Industries Ltd.	1,000	17,340

		483,834
AUTOMOBILES — 3.26%
Honda Motor Co. Ltd.	6,500	182,832
Isuzu Motors Ltd.	1,500	20,580
Nissan Motor Co. Ltd.	27,000	267,813
Subaru Corp.	2,500	90,366
Suzuki Motor Corp.	1,000	47,333
Toyota Motor Corp.	7,500	423,141

		1,032,065
BANKS — 6.08%
Aozora Bank Ltd.	40,000	153,491
Chiba Bank Ltd. (The)	5,000	35,839
Chugoku Bank Ltd. (The)	1,000	14,480
Concordia Financial Group Ltd.	3,500	17,637
Japan Post Bank Co. Ltd.	26,000	333,662
Mebuki Financial Group Inc.	23,500	90,389
Mitsubishi UFJ Financial Group Inc.	25,500	161,546
Mizuho Financial Group Inc.	210,500	374,154
Resona Holdings Inc.	31,000	159,468
Sumitomo Mitsui Financial Group Inc.	7,500	284,741
Suruga Bank Ltd.	5,000	120,458
Yamaguchi Financial Group Inc.	15,000	176,343

		1,922,208
BEVERAGES — 3.98%
Asahi Group Holdings Ltd.	7,000	285,017
Coca-Cola Bottlers Japan Inc.	3,500	105,480
Kirin Holdings Co. Ltd.	19,500	428,931
Suntory Beverage & Food Ltd.	9,000	440,654

		1,260,082

Security	Shares	Value
BUILDING PRODUCTS — 0.43%
Asahi Glass Co. Ltd.	400	$16,833
Daikin Industries Ltd.	1,000	105,887
LIXIL Group Corp.	500	12,847

		135,567
CAPITAL MARKETS — 0.06%
Japan Exchange Group Inc.	1,000	17,928

		17,928
CHEMICALS — 3.11%
Asahi Kasei Corp.	10,000	114,440
Kuraray Co. Ltd.	4,500	87,560
Nissan Chemical Industries Ltd.	1,000	33,259
Shin-Etsu Chemical Co. Ltd.	4,500	411,738
Toray Industries Inc.	37,500	338,364

		985,361
COMMERCIAL SERVICES & SUPPLIES — 2.65%
Dai Nippon Printing Co. Ltd.	8,000	88,113
Park24 Co. Ltd.	5,000	126,250
Secom Co. Ltd.	5,500	411,996
Toppan Printing Co. Ltd.	20,000	211,050

		837,409
CONSTRUCTION & ENGINEERING — 3.98%
Kajima Corp.	40,000	348,251
Obayashi Corp.	25,500	306,475
Shimizu Corp.	20,000	211,050
Taisei Corp.	41,000	391,837

		1,257,613
DIVERSIFIED CONSUMER SERVICES — 0.73%
Benesse Holdings Inc.	6,000	229,422

		229,422
DIVERSIFIED FINANCIAL SERVICES — 0.05%
ORIX Corp.	1,000	15,851

		15,851
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.46%
Nippon Telegraph & Telephone Corp.	9,500	463,415

		463,415
ELECTRIC UTILITIES — 2.04%
Chubu Electric Power Co. Inc.	15,500	203,263
Chugoku Electric Power Co. Inc. (The)	11,500	125,829
Kansai Electric Power Co. Inc. (The)	8,000	107,227
Kyushu Electric Power Co. Inc.	1,500	17,729
Tohoku Electric Power Co. Inc.	14,000	190,307

		644,355

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2017

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.40%
Mitsubishi Electric Corp.	1,000	$15,481
Nidec Corp.	1,000	110,050

		125,531
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.57%
Hirose Electric Co. Ltd.	500	68,058
Keyence Corp.	1,000	461,740
Kyocera Corp.	4,000	242,979
Shimadzu Corp.	2,100	41,280

		814,057
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.45%
Daiwa House REIT Investment Corp.	45	111,263
Japan Prime Realty Investment Corp.	40	150,052
Japan Real Estate Investment Corp.	30	157,202
Japan Retail Fund Investment Corp.	45	85,769
Nippon Building Fund Inc.	20	107,697
Nippon Prologis REIT Inc.	80	168,333
Nomura Real Estate Master Fund Inc.	135	190,963
United Urban Investment Corp.	80	119,028

		1,090,307
FOOD & STAPLES RETAILING — 2.45%
Aeon Co. Ltd.	6,500	97,799
FamilyMart UNY Holdings Co. Ltd.	2,500	139,825
Lawson Inc.	3,000	203,901
Seven & I Holdings Co. Ltd.	6,000	241,368
Sundrug Co. Ltd.	500	18,598
Tsuruha Holdings Inc.	700	73,361

		774,852
FOOD PRODUCTS — 4.33%
Ajinomoto Co. Inc.	8,500	170,700
Calbee Inc.	500	20,702
Kikkoman Corp.	500	15,295
MEIJI Holdings Co. Ltd.	2,600	206,833
NH Foods Ltd.	10,000	295,489
Nisshin Seifun Group Inc.	7,500	122,992
Nissin Foods Holdings Co. Ltd.	4,000	250,871
Toyo Suisan Kaisha Ltd.	6,000	217,747
Yamazaki Baking Co. Ltd.	3,500	70,130

		1,370,759
GAS UTILITIES — 1.81%
Osaka Gas Co. Ltd.	80,000	319,653
Toho Gas Co. Ltd.	10,000	67,605

Security	Shares	Value
Tokyo Gas Co. Ltd.	35,000	$185,334

		572,592
HEALTH CARE EQUIPMENT & SUPPLIES — 1.44%
Hoya Corp.	3,500	197,213
Sysmex Corp.	200	11,439
Terumo Corp.	6,500	245,599

		454,251
HEALTH CARE PROVIDERS & SERVICES — 1.09%
Alfresa Holdings Corp.	4,000	73,560
Medipal Holdings Corp.	5,000	91,452
Miraca Holdings Inc.	2,500	114,032
Suzuken Co. Ltd./Aichi Japan	2,000	66,700

		345,744
HEALTH CARE TECHNOLOGY — 0.13%
M3 Inc.	1,500	40,386

		40,386
HOTELS, RESTAURANTS & LEISURE — 2.86%
McDonald’s Holdings Co. Japan Ltd.	12,500	507,376
Oriental Land Co. Ltd./Japan	5,500	397,909

		905,285
HOUSEHOLD DURABLES — 2.05%
Nikon Corp.	5,000	88,013
Panasonic Corp.	2,000	27,531
Rinnai Corp.	1,000	93,217
Sekisui Chemical Co. Ltd.	8,500	156,315
Sekisui House Ltd.	10,500	181,644
Sony Corp.	2,500	102,719

		649,439
HOUSEHOLD PRODUCTS — 0.18%
Lion Corp.	2,000	42,717
Unicharm Corp.	500	12,804

		55,521
INSURANCE — 1.79%
Japan Post Holdings Co. Ltd.	17,500	220,304
MS&AD Insurance Group Holdings Inc.	4,000	140,169
Sompo Holdings Inc.	1,000	39,205
Tokio Marine Holdings Inc.	4,000	168,153

		567,831
INTERNET SOFTWARE & SERVICES — 0.04%
Yahoo Japan Corp.	3,000	$13,575

		13,575

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2017

Security	Shares	Value
IT SERVICES — 2.84%
Fujitsu Ltd.	5,000	$37,273
Nomura Research Institute Ltd.	6,080	227,254
NTT Data Corp.	22,500	244,966
Obic Co. Ltd.	1,500	93,533
Otsuka Corp.	4,500	294,448

		897,474
LEISURE PRODUCTS — 1.35%
Bandai Namco Holdings Inc.	3,500	121,476
Sankyo Co. Ltd.	6,000	196,570
Shimano Inc.	500	73,216
Yamaha Corp.	1,000	35,296

		426,558
MACHINERY — 1.70%
FANUC Corp.	800	163,374
Hoshizaki Corp.	1,000	96,656
Komatsu Ltd.	2,000	53,658
Kurita Water Industries Ltd.	1,000	28,418
Makita Corp.	5,000	195,258

		537,364
MEDIA — 0.43%
Dentsu Inc.	500	23,350
Hakuhodo DY Holdings Inc.	3,000	42,056
Toho Co. Ltd./Tokyo	2,000	71,949

		137,355
MULTILINE RETAIL — 0.61%
Don Quijote Holdings Co. Ltd.	500	18,168
Ryohin Keikaku Co. Ltd.	500	127,608
Takashimaya Co. Ltd.	5,000	45,703

		191,479
OIL, GAS & CONSUMABLE FUELS — 0.50%
Idemitsu Kosan Co. Ltd.	500	12,114
JXTG Holdings Inc.	33,100	146,845

		158,959
PERSONAL PRODUCTS — 0.96%
Kao Corp.	5,000	303,815

		303,815
PHARMACEUTICALS — 9.61%
Astellas Pharma Inc.	30,000	382,280
Chugai Pharmaceutical Co. Ltd.	4,500	180,619
Daiichi Sankyo Co. Ltd.	13,500	294,203
Eisai Co. Ltd.	2,500	133,920
Hisamitsu Pharmaceutical Co. Inc.	1,000	46,880

Security	Shares	Value
Kyowa Hakko Kirin Co. Ltd.	5,000	$90,592
Mitsubishi Tanabe Pharma Corp.	20,500	487,755
Otsuka Holdings Co. Ltd.	9,500	417,847
Santen Pharmaceutical Co. Ltd.	8,000	112,729
Shionogi & Co. Ltd.	3,500	186,760
Sumitomo Dainippon Pharma Co. Ltd.	7,000	98,068
Taisho Pharmaceutical Holdings Co. Ltd.	2,500	187,113
Takeda Pharmaceutical Co. Ltd.	8,000	422,245

		3,041,011
PROFESSIONAL SERVICES — 1.47%
Recruit Holdings Co. Ltd.	27,000	466,474

		466,474
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.45%
Daito Trust Construction Co. Ltd.	2,000	337,391
Daiwa House Industry Co. Ltd.	3,500	121,919

		459,310
ROAD & RAIL — 9.60%
Central Japan Railway Co.	2,700	433,730
East Japan Railway Co.	4,500	421,512
Hankyu Hanshin Holdings Inc.	8,000	284,900
Keikyu Corp.	20,000	231,866
Keio Corp.	11,000	91,986
Keisei Electric Railway Co. Ltd.	3,000	81,994
Kintetsu Group Holdings Co. Ltd.	35,000	133,988
Kyushu Railway Co.	10,500	345,423
Nagoya Railroad Co. Ltd.	40,000	183,176
Nippon Express Co. Ltd.	15,000	95,706
Odakyu Electric Railway Co. Ltd.	4,500	88,986
Tobu Railway Co. Ltd.	40,000	211,412
Tokyu Corp.	7,500	110,163
West Japan Railway Co.	4,500	322,467

		3,037,309
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.45%
Tokyo Electron Ltd.	1,000	140,957

		140,957
SOFTWARE — 1.62%
Konami Holdings Corp.	3,500	182,135
LINE Corp.[a]	1,000	37,060
Oracle Corp. Japan	4,000	268,247
Trend Micro Inc./Japan	500	24,979

		512,421

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL JAPAN ETF

July 31, 2017

Security	Shares	Value
SPECIALTY RETAIL — 3.25%
ABC-Mart Inc.	3,000	$170,777
Fast Retailing Co. Ltd.	100	29,974
Hikari Tsushin Inc.	1,200	130,866
Nitori Holdings Co. Ltd.	2,000	281,642
Shimamura Co. Ltd.	1,000	124,168
USS Co. Ltd.	5,000	100,774
Yamada Denki Co. Ltd.	35,500	189,235

		1,027,436
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.18%
Canon Inc.	13,500	468,795
FUJIFILM Holdings Corp.	6,000	220,082

		688,877
TOBACCO — 0.71%
Japan Tobacco Inc.	6,500	225,540

		225,540

TRADING COMPANIES & DISTRIBUTORS — 1.67%
ITOCHU Corp.	7,000	109,629
Mitsubishi Corp.	2,000	43,378
Mitsui & Co. Ltd.	16,500	239,672
Sumitomo Corp.	10,000	134,983

		527,662
TRANSPORTATION INFRASTRUCTURE — 0.34%
Kamigumi Co. Ltd.	10,000	106,973

		106,973

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 2.77%
KDDI Corp.	16,500	$436,038
NTT DOCOMO Inc.	19,000	440,717

		876,755

TOTAL COMMON STOCKS
(Cost: $29,133,470)		31,546,766

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[b,c]	3,256	3,256

		3,256

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,256)		3,256

TOTAL INVESTMENTS IN SECURITIES — 99.74%
(Cost: $29,136,726)[d]		31,550,022
Other Assets, Less Liabilities — 0.26%		82,849

NET ASSETS — 100.00%		$31,632,871

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $29,349,103. Net unrealized appreciation was $2,200,919, of which $3,049,109 represented gross unrealized appreciation on securities and $848,190 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$31,546,766	$—	$—	$31,546,766
Money market funds	3,256	—	—	3,256

Total	$31,550,022	$—	$—	$31,550,022

See notes to financial statements

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.85%

AEROSPACE & DEFENSE — 2.30%
General Dynamics Corp.	231,286	$45,408,380
Lockheed Martin Corp.	297,468	86,899,327
Northrop Grumman Corp.	327,229	86,103,767
Raytheon Co.	541,315	92,981,678

		311,393,152
AIR FREIGHT & LOGISTICS — 1.26%
CH Robinson Worldwide Inc.	667,694	43,800,726
Expeditors International of Washington Inc.	1,119,428	65,911,921
United Parcel Service Inc. Class B	554,224	61,125,365

		170,838,012
BANKS — 0.18%
U.S. Bancorp.	453,625	23,942,328

		23,942,328
BEVERAGES — 3.63%
Coca-Cola Co. (The)	3,358,022	153,931,728
Constellation Brands Inc. Class A	275,787	53,323,416
Dr Pepper Snapple Group Inc.	920,848	83,944,504
PepsiCo Inc.	1,718,639	200,410,494

		491,610,142
CAPITAL MARKETS — 0.30%
CME Group Inc.	326,045	39,979,638

		39,979,638
CHEMICALS — 1.48%
Ecolab Inc.	342,716	45,125,416
EI du Pont de Nemours & Co.	273,035	22,446,207
Monsanto Co.	623,832	72,876,054
Praxair Inc.	316,969	41,256,685
Sherwin-Williams Co. (The)	56,406	19,024,052

		200,728,414
COMMERCIAL SERVICES & SUPPLIES — 3.16%
Cintas Corp.	557,749	75,212,453
Republic Services Inc.	2,549,373	163,720,734
Waste Connections Inc.	267,236	17,364,995
Waste Management Inc.	2,283,413	171,598,487

		427,896,669
COMMUNICATIONS EQUIPMENT — 1.05%
Cisco Systems Inc.	2,948,248	92,722,399

Security	Shares	Value
Motorola Solutions Inc.	545,863	$49,498,857

		142,221,256
DISTRIBUTORS — 0.11%
Genuine Parts Co.	174,699	14,837,186

		14,837,186
DIVERSIFIED FINANCIAL SERVICES — 0.95%
Berkshire Hathaway Inc. Class Ba,b	734,217	128,465,949

		128,465,949
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.93%
AT&T Inc.	5,169,349	201,604,611
Verizon Communications Inc.	3,582,897	173,412,215
Zayo Group Holdings Inc.[a,b]	640,084	20,988,354

		396,005,180
ELECTRIC UTILITIES — 5.20%
American Electric Power Co. Inc.	356,402	25,140,597
Duke Energy Corp.	1,819,223	154,852,262
Edison International	257,553	20,264,270
Eversource Energy	406,857	24,732,837
NextEra Energy Inc.	682,466	99,701,458
PG&E Corp.	1,244,981	84,272,764
PPL Corp.	407,676	15,626,221
Southern Co. (The)	2,326,635	111,515,615
Westar Energy Inc.	674,496	34,230,672
Xcel Energy Inc.	2,828,284	133,806,116

		704,142,812
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.15%
Amphenol Corp. Class A	264,193	20,242,468

		20,242,468
ENERGY EQUIPMENT & SERVICES — 0.33%
Schlumberger Ltd.	642,105	44,048,403

		44,048,403
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.48%
American Tower Corp.	143,754	19,597,983
AvalonBay Communities Inc.	684,223	131,610,294
Boston Properties Inc.	66,590	8,051,397
Camden Property Trust[b]	107,776	9,667,507
Crown Castle International Corp.	1,083,896	109,018,260
Digital Realty Trust Inc.[b]	285,248	32,900,504

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2017

Security	Shares	Value
Equinix Inc.	71,845	$32,382,697
Equity Residential	1,176,078	80,043,869
Essex Property Trust Inc.	199,407	52,184,812
Extra Space Storage Inc.[b]	87,481	6,954,739
Federal Realty Investment Trust[b]	347,104	46,036,403
Mid-America Apartment Communities Inc.	123,162	12,750,962
National Retail Properties Inc.[b]	174,955	6,994,701
Public Storage[b]	459,068	94,370,609
Realty Income Corp.[b]	1,368,873	78,107,893
Regency Centers Corp.[b]	177,924	11,782,127
UDR Inc.	1,805,476	70,576,057
Ventas Inc.[b]	435,460	29,328,231
Welltower Inc.	613,984	45,060,286

		877,419,331
FOOD & STAPLES RETAILING — 1.21%
Costco Wholesale Corp.	257,345	40,791,756
CVS Health Corp.	157,932	12,623,505
Sysco Corp.	716,761	37,715,964
Wal-Mart Stores Inc.	900,465	72,028,195

		163,159,420
FOOD PRODUCTS — 2.96%
Campbell Soup Co.	1,158,959	61,227,804
Conagra Brands Inc.	594,961	20,371,465
General Mills Inc.	1,431,901	79,699,610
Hershey Co. (The)	383,858	40,424,086
Hormel Foods Corp.	749,662	25,615,950
JM Smucker Co. (The)	67,626	8,243,609
Kellogg Co.	1,279,447	87,002,396
McCormick & Co. Inc./MD NVS	815,339	77,701,807

		400,286,727
HEALTH CARE EQUIPMENT & SUPPLIES — 9.25%
Abbott Laboratories	1,692,674	83,245,707
Baxter International Inc.	1,449,333	87,655,660
Becton Dickinson and Co.	1,060,560	213,596,784
Boston Scientific Corp.[a]	2,069,411	55,087,721
Cooper Companies Inc. (The)	181,399	44,237,774
CR Bard Inc.	26,757	8,578,294
Danaher Corp.	1,121,971	91,429,417
Hologic Inc.[a]	555,783	24,571,166
Intuitive Surgical Inc.[a]	189,028	177,357,411
Medtronic PLC	1,493,853	125,438,836
ResMed Inc.	304,541	23,486,202
Stryker Corp.	1,352,965	199,021,152

Security	Shares	Value
Teleflex Inc.	140,353	$29,083,949
Varian Medical Systems Inc.[a,b]	711,705	69,120,790
Zimmer Biomet Holdings Inc.	167,563	20,328,743

		1,252,239,606
HEALTH CARE PROVIDERS & SERVICES — 4.73%
Aetna Inc.	607,503	93,743,788
Anthem Inc.	228,504	42,549,730
Cigna Corp.[b]	356,889	61,941,655
Henry Schein Inc.[a]	300,786	54,806,217
Humana Inc.	213,554	49,373,685
Laboratory Corp. of America Holdings[a]	450,177	71,537,627
Patterson Companies Inc.	308,349	12,864,320
Quest Diagnostics Inc.	337,818	36,589,068
UnitedHealth Group Inc.	959,808	184,100,772
Universal Health Services Inc. Class B	131,261	14,547,657
VCA Inc.[a]	190,021	17,592,144

		639,646,663
HOTELS, RESTAURANTS & LEISURE — 2.49%
Aramark	867,387	34,574,046
Chipotle Mexican Grill Inc.[a,b]	15,484	5,322,935
Darden Restaurants Inc.	388,023	32,547,369
McDonald’s Corp.	1,334,252	206,995,855
Starbucks Corp.	1,053,336	56,859,077

		336,299,282
HOUSEHOLD PRODUCTS — 3.42%
Church & Dwight Co. Inc.	1,520,867	81,138,254
Clorox Co. (The)	784,531	104,727,043
Colgate-Palmolive Co.	689,078	49,751,432
Kimberly-Clark Corp.	431,992	53,204,135
Procter & Gamble Co. (The)	1,909,901	173,457,209

		462,278,073
INDUSTRIAL CONGLOMERATES — 0.61%
3M Co.	407,621	82,001,117

		82,001,117
INSURANCE — 7.89%
Alleghany Corp.[a]	84,302	51,705,789
Allstate Corp. (The)	958,594	87,232,054
Aon PLC	274,288	37,898,373
Arch Capital Group Ltd.[a]	1,433,537	139,425,809
Athene Holding Ltd. Class Aa	1,191,358	60,199,320
Axis Capital Holdings Ltd.	1,055,146	68,141,329
Chubb Ltd.	991,914	145,275,724

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2017

Security	Shares	Value
Cincinnati Financial Corp.	321,288	$24,469,294
Everest Re Group Ltd.	182,470	47,878,303
FNF Group	520,091	25,411,646
Markel Corp.[a]	89,590	95,996,581
Marsh & McLennan Companies Inc.	1,070,500	83,466,885
Progressive Corp. (The)	185,278	8,732,152
RenaissanceRe Holdings Ltd.	473,604	69,577,164
Travelers Companies Inc. (The)	540,183	69,192,040
WR Berkley Corp.	773,689	53,361,330

		1,067,963,793
INTERNET SOFTWARE & SERVICES — 1.60%
Alphabet Inc. Class Aa	72,689	68,727,449
eBay Inc.[a]	1,112,753	39,758,665
Facebook Inc. Class Aa	638,985	108,148,211

		216,634,325
IT SERVICES — 10.39%
Accenture PLC Class A	1,220,232	157,190,286
Automatic Data Processing Inc.	1,739,268	206,816,358
Broadridge Financial Solutions Inc.	971,784	73,719,534
Fidelity National Information Services Inc.	1,175,743	107,251,276
Fiserv Inc.[a]	1,199,073	154,080,880
Gartner Inc.[a]	441,050	56,595,536
International Business Machines Corp.	596,082	86,235,183
Jack Henry & Associates Inc.	950,936	102,054,452
MasterCard Inc. Class A	787,957	100,700,905
Paychex Inc.	2,046,494	118,389,678
Vantiv Inc. Class Aa,b	747,983	47,534,320
Visa Inc. Class Ab	1,963,097	195,445,937

		1,406,014,345
LIFE SCIENCES TOOLS & SERVICES — 0.51%
Quintiles IMS Holdings Inc.[a]	124,588	11,281,443
Thermo Fisher Scientific Inc.	259,258	45,507,557
Waters Corp.[a,b]	69,171	11,997,018

		68,786,018
MEDIA — 3.18%
Charter Communications Inc. Class Aa	280,291	109,848,846
Comcast Corp. Class A	3,144,845	127,208,980

Security	Shares	Value
Liberty Broadband Corp. Class Ca,b	226,473	$22,461,592
Omnicom Group Inc.	221,068	17,406,894
Time Warner Inc.	679,813	69,626,448
Walt Disney Co. (The)	763,528	83,934,633

		430,487,393
METALS & MINING — 1.08%
Newmont Mining Corp.	3,931,214	146,123,224

		146,123,224
MORTGAGE REAL ESTATE INVESTMENT — 1.60%
AGNC Investment Corp.[b]	4,354,267	92,223,375
Annaly Capital Management Inc.	10,371,039	124,763,599

		216,986,974
MULTI-UTILITIES — 2.63%
CMS Energy Corp.	285,901	13,220,062
Consolidated Edison Inc.	2,053,398	170,144,558
Dominion Energy Inc.	1,155,897	89,212,131
DTE Energy Co.	75,429	8,075,429
WEC Energy Group Inc.	1,200,858	75,618,028

		356,270,208
OIL, GAS & CONSUMABLE FUELS — 1.95%
Chevron Corp.	608,345	66,425,191
Exxon Mobil Corp.	1,892,810	151,500,512
Occidental Petroleum Corp.	743,545	46,047,742

		263,973,445
PHARMACEUTICALS — 4.83%
Allergan PLC	31,257	7,887,079
Eli Lilly & Co.	1,414,324	116,908,022
Johnson & Johnson	1,556,445	206,571,381
Merck & Co. Inc.	2,027,523	129,518,169
Pfizer Inc.	5,228,027	173,361,375
Zoetis Inc.	311,327	19,464,164

		653,710,190
PROFESSIONAL SERVICES — 0.29%
Equifax Inc.	74,705	10,865,095
Verisk Analytics Inc. Class Aa,b	325,840	28,432,799

		39,297,894
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.36%
Intel Corp.	1,361,941	48,308,047

		48,308,047

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2017

Security	Shares	Value
SOFTWARE — 5.11%
Adobe Systems Inc.[a]	559,966	$82,029,419
ANSYS Inc.[a,b]	662,466	85,822,470
Cadence Design Systems Inc.[a]	556,048	20,518,171
Dell Technologies Inc. Class Va	2,646,272	170,075,902
Electronic Arts Inc.[a]	219,210	25,590,576
Intuit Inc.	121,020	16,605,154
Microsoft Corp.	1,231,662	89,541,828
Oracle Corp.	1,430,841	71,441,891
salesforce.com Inc.[a]	186,855	16,966,434
Synopsys Inc.[a]	805,925	61,709,677
VMware Inc. Class Aa,b	547,065	50,718,396

		691,019,918
SPECIALTY RETAIL — 2.14%
AutoZone Inc.[a,b]	80,387	43,394,510
Home Depot Inc. (The)	634,183	94,873,777
O’Reilly Automotive Inc.[a,b]	82,713	16,898,266
Ross Stores Inc.	337,854	18,690,083
TJX Companies Inc. (The)	1,564,613	110,007,940
Ulta Salon Cosmetics & Fragrance Inc.[a]	22,833	5,735,878

		289,600,454
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.06%
Apple Inc.	54,426	8,094,779

		8,094,779
TOBACCO — 1.53%
Altria Group Inc.	2,243,200	145,740,704
Philip Morris International Inc.	519,481	60,628,628

		206,369,332
WATER UTILITIES — 0.25%
American Water Works Co. Inc.	414,262	33,596,648

		33,596,648
WIRELESS TELECOMMUNICATION SERVICES — 0.27%
T-Mobile U.S. Inc.[a,b]	584,718	36,053,712

		36,053,712

TOTAL COMMON STOCKS
(Cost: $11,945,243,451)		13,508,972,527

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.38%

MONEY MARKET FUNDS — 1.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	177,492,174	$177,545,422
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	9,792,536	9,792,536

		187,337,958

TOTAL SHORT-TERM INVESTMENTS
(Cost: $187,321,386)		187,337,958

TOTAL INVESTMENTS IN SECURITIES — 101.23%
(Cost: $12,132,564,837)[f]		13,696,310,485
Other Assets, Less Liabilities — (1.23)%		(166,308,477)

NET ASSETS — 100.00%		$13,530,002,008

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $12,189,885,075. Net unrealized appreciation was $1,506,425,410, of which $1,732,187,457 represented gross unrealized appreciation on securities and $225,762,047 represented gross unrealized depreciation on securities.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$13,508,972,527	$—	$—	$13,508,972,527
Money market funds	187,337,958	—	—	187,337,958

Total	$13,696,310,485	$—	$—	$13,696,310,485

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.78%

AEROSPACE & DEFENSE — 0.23%
BWX Technologies Inc.	359	$18,912

		18,912
BANKS — 1.28%
Blue Hills Bancorp. Inc.	521	9,873
Bryn Mawr Bank Corp.	258	10,952
Capital Bank Financial Corp. Class A	601	22,838
Commerce Bancshares Inc./MO	260	15,091
CU Bancorp.[a]	146	5,387
Financial Institutions Inc.	343	10,084
First Busey Corp.	247	7,222
Investors Bancorp. Inc.	771	10,239
Stonegate Bank	322	14,989

		106,675
BIOTECHNOLOGY — 0.30%
Bioverativ Inc.[a]	408	25,284

		25,284
BUILDING PRODUCTS — 0.85%
CSW Industrials Inc.[a,b]	402	15,698
JELD-WEN Holding Inc.[a]	1,230	40,160
Simpson Manufacturing Co. Inc.	349	15,457

		71,315
CAPITAL MARKETS — 0.06%
MarketAxess Holdings Inc.	24	4,869

		4,869
CHEMICALS — 0.88%
Ashland Global Holdings Inc.	424	27,547
Balchem Corp.	80	6,208
NewMarket Corp.	22	10,123
Scotts Miracle-Gro Co. (The) Class A	310	29,757

		73,635
COMMERCIAL SERVICES & SUPPLIES — 3.96%
ABM Industries Inc.	1,261	56,266
Clean Harbors Inc.[a]	123	6,986
Copart Inc.[a]	1,865	58,729
Healthcare Services Group Inc.	1,175	61,394
KAR Auction Services Inc.	1,231	51,751
McGrath RentCorp	169	6,005
SP Plus Corp.[a]	215	7,030
Tetra Tech Inc.	129	6,121
UniFirst Corp./MA	383	54,482

Security	Shares	Value
Viad Corp.	411	$22,009

		330,773
COMMUNICATIONS EQUIPMENT — 0.75%
ADTRAN Inc.	1,259	29,523
Brocade Communications Systems Inc.	1,371	17,316
Ubiquiti Networks Inc.[a,b]	126	6,867
ViaSat Inc.[a]	65	4,296
Viavi Solutions Inc.[a]	411	4,509

		62,511
CONSUMER FINANCE — 0.05%
FirstCash Inc.	79	4,594

		4,594
CONTAINERS & PACKAGING — 1.11%
AptarGroup Inc.	540	43,702
Bemis Co. Inc.	421	17,838
Silgan Holdings Inc.	676	20,483
Sonoco Products Co.	218	10,568

		92,591
DISTRIBUTORS — 0.26%
Pool Corp.	200	21,624

		21,624
DIVERSIFIED CONSUMER SERVICES — 0.72%
Bright Horizons Family Solutions Inc.[a]	376	29,708
Carriage Services Inc.	159	3,878
Graham Holdings Co. Class B	11	6,516
Laureate Education Inc. Class Aa	829	14,110
ServiceMaster Global Holdings Inc.[a]	136	5,978

		60,190
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.41%
ATN International Inc.	285	16,530
Cogent Communications Holdings Inc.	169	7,056
General Communication Inc. Class Aa	117	4,992
ORBCOMM Inc.[a]	506	5,875

		34,453
ELECTRIC UTILITIES — 3.00%
ALLETE Inc.	488	35,756
El Paso Electric Co.	198	10,276
Great Plains Energy Inc.	1,721	53,110
Hawaiian Electric Industries Inc.	945	31,176
IDACORP Inc.	187	16,149
MGE Energy Inc.	337	22,428
PNM Resources Inc.	478	19,048

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Portland General Electric Co.	1,409	$62,968

		250,911
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.72%
Badger Meter Inc.	333	15,068
Benchmark Electronics Inc.[a]	691	23,252
Dolby Laboratories Inc. Class A	271	14,024
ePlus Inc.[a]	222	17,960
Littelfuse Inc.	126	22,703
National Instruments Corp.	1,238	50,931

		143,938
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 16.34%
Acadia Realty Trust	557	16,565
Agree Realty Corp.	734	36,091
American Assets Trust Inc.	861	34,965
American Campus Communities Inc.	821	39,359
American Homes 4 Rent Class A	752	17,304
Apartment Investment & Management Co. Class A	609	27,740
Apple Hospitality REIT Inc.	1,766	32,600
CareTrust REIT Inc.	229	4,177
Columbia Property Trust Inc.	271	5,894
CoreSite Realty Corp.	372	40,392
Cousins Properties Inc.	1,255	11,533
CubeSmart[b]	714	17,607
CyrusOne Inc.	198	11,823
DCT Industrial Trust Inc.	404	22,761
DuPont Fabros Technology Inc.	80	4,986
Easterly Government Properties Inc.	917	18,331
Education Realty Trust Inc.	1,181	44,347
Empire State Realty Trust Inc. Class A	959	20,034
EPR Properties	340	24,609
Equity Commonwealth[a]	2,435	76,897
Equity Lifestyle Properties Inc.	840	73,332
First Industrial Realty Trust Inc.	393	11,994
Four Corners Property Trust Inc.[b]	604	15,330
Gaming and Leisure Properties Inc.	158	5,995
Getty Realty Corp.	704	18,290
Healthcare Realty Trust Inc.[b]	1,901	63,303
Healthcare Trust of America Inc. Class A	1,854	56,714
Highwoods Properties Inc.	345	17,774
Hudson Pacific Properties Inc.	324	10,601
Lamar Advertising Co. Class A	95	6,704
Life Storage Inc.	267	19,502

Security	Shares	Value
LTC Properties Inc.	966	$49,884
MGM Growth Properties LLC Class A	1,296	38,789
Monmouth Real Estate Investment Corp.	461	7,104
Monogram Residential Trust Inc.	461	5,514
National Health Investors Inc.	107	8,266
New York REIT Inc.	4,304	37,187
Omega Healthcare Investors Inc.	576	18,196
Park Hotels & Resorts Inc.	438	11,795
Physicians Realty Trust	1,649	30,704
Piedmont Office Realty Trust Inc. Class A	468	9,833
PS Business Parks Inc.	398	53,515
QTS Realty Trust Inc. Class A	137	7,325
Retail Opportunity Investments Corp.	1,041	21,112
Retail Properties of America Inc. Class A	1,405	18,588
Rexford Industrial Realty Inc.	222	6,331
Senior Housing Properties Trust	753	14,646
Seritage Growth Properties Class Ab	169	7,904
Spirit Realty Capital Inc.	2,389	18,945
Starwood Waypoint Homes	1,161	40,589
STORE Capital Corp.	1,147	26,828
Sun Communities Inc.	836	74,412
Tanger Factory Outlet Centers Inc.[b]	570	15,065
Taubman Centers Inc.	170	9,668
Terreno Realty Corp.	130	4,501
Urstadt Biddle Properties Inc. Class A	506	10,596
Washington REIT	142	4,747
Weingarten Realty Investors	131	4,252

		1,363,850
FOOD & STAPLES RETAILING — 0.68%
Casey’s General Stores Inc.	484	51,667
Village Super Market Inc. Class A	193	4,773

		56,440
FOOD PRODUCTS — 6.61%
B&G Foods Inc.	602	21,823
Cal-Maine Foods Inc.[a,b]	156	5,951
Calavo Growers Inc.	144	10,663
Dean Foods Co.	1,298	19,470
Fresh Del Monte Produce Inc.	732	37,676
J&J Snack Foods Corp.	379	49,801
John B Sanfilippo & Son Inc.	214	13,764
Lamb Weston Holdings Inc.	2,746	120,769
Lancaster Colony Corp.	498	61,065
Pinnacle Foods Inc.	1,616	95,958
Post Holdings Inc.[a]	434	36,109

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Sanderson Farms Inc.	294	$38,440
Snyder’s-Lance Inc.	497	17,291
Tootsie Roll Industries Inc.	489	18,191
TreeHouse Foods Inc.[a]	54	4,581

		551,552
GAS UTILITIES — 2.95%
Chesapeake Utilities Corp.	190	14,678
New Jersey Resources Corp.	378	15,933
Northwest Natural Gas Co.	675	42,592
South Jersey Industries Inc.	821	27,889
Southwest Gas Holdings Inc.	516	41,332
Spire Inc.	892	64,759
WGL Holdings Inc.	452	38,745

		245,928
HEALTH CARE EQUIPMENT & SUPPLIES — 6.46%
Abaxis Inc.	191	8,977
ABIOMED Inc.[a]	60	8,885
Alere Inc.[a]	121	6,097
Analogic Corp.	317	22,253
AngioDynamics Inc.[a]	885	14,381
Anika Therapeutics Inc.[a]	153	7,828
Atrion Corp.	38	24,024
Cantel Medical Corp.	208	15,434
CONMED Corp.	277	14,216
Exactech Inc.[a]	159	4,635
Globus Medical Inc. Class Aa	419	12,884
Haemonetics Corp.[a]	685	28,174
Hill-Rom Holdings Inc.	573	42,700
ICU Medical Inc.[a]	165	28,364
Inogen Inc.[a]	108	10,193
Integra LifeSciences Holdings Corp.[a,b]	1,508	74,887
LivaNova PLC[a]	137	8,349
Masimo Corp.[a]	481	45,503
Neogen Corp.[a]	98	6,455
NuVasive Inc.[a]	493	32,434
Orthofix International NVa	360	15,617
Penumbra Inc.[a]	73	5,960
STERIS PLC	598	48,946
Surmodics Inc.[a]	326	8,574
Varex Imaging Corp.[a]	986	30,418
West Pharmaceutical Services Inc.	144	12,773

		538,961
HEALTH CARE PROVIDERS & SERVICES — 3.86%
Almost Family Inc.[a]	296	14,637
Amedisys Inc.[a]	212	10,040

Security	Shares	Value
Chemed Corp.	245	$48,387
HealthSouth Corp.	351	14,939
LHC Group Inc.[a]	353	20,439
LifePoint Health Inc.[a,b]	357	21,206
Magellan Health Inc.[a]	92	6,859
National Healthcare Corp.	276	17,987
Owens & Minor Inc.	1,582	50,988
Premier Inc.[a]	1,142	39,856
Providence Service Corp. (The)[a]	193	9,947
U.S. Physical Therapy Inc.	231	14,576
WellCare Health Plans Inc.[a]	297	52,566

		322,427
HEALTH CARE TECHNOLOGY — 0.51%
Omnicell Inc.[a]	332	16,467
Quality Systems Inc.[a]	517	8,841
Vocera Communications Inc.[a]	621	16,935

		42,243
HOTELS, RESTAURANTS & LEISURE — 4.02%
Biglari Holdings Inc.[a]	11	4,118
BJ’s Restaurants Inc.[a]	173	6,107
Bloomin’ Brands Inc.	206	3,591
Bob Evans Farms Inc./DE	168	11,622
Brinker International Inc.	377	13,372
Buffalo Wild Wings Inc.[a]	47	5,052
Cheesecake Factory Inc. (The)	1,136	54,051
Churchill Downs Inc.	191	35,727
Chuy’s Holdings Inc.[a]	217	5,110
Cracker Barrel Old Country Store Inc.[b]	398	61,869
Denny’s Corp.[a]	371	4,215
Dunkin’ Brands Group Inc.	592	31,394
Hilton Grand Vacations Inc.[a,b]	166	6,102
Jack in the Box Inc.	265	24,581
Papa John’s International Inc.	178	12,697
Red Rock Resorts Inc. Class A	496	11,854
Six Flags Entertainment Corp.	278	15,810
Texas Roadhouse Inc.	601	28,427

		335,699
HOUSEHOLD PRODUCTS — 0.69%
Central Garden & Pet Co.[a]	259	8,288
Energizer Holdings Inc.	232	10,688
WD-40 Co.	359	38,288

		57,264
INDUSTRIAL CONGLOMERATES — 0.37%
Carlisle Companies Inc.	314	30,643

		30,643

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
INSURANCE — 6.44%
Argo Group International Holdings Ltd.	415	$24,879
Aspen Insurance Holdings Ltd.	416	20,301
Baldwin & Lyons Inc. Class B	249	5,827
Brown & Brown Inc.	609	27,161
Erie Indemnity Co. Class A	241	30,718
Fidelity & Guaranty Life	310	9,656
First American Financial Corp.	664	32,144
Hanover Insurance Group Inc. (The)	360	34,150
Infinity Property & Casualty Corp.	279	27,914
James River Group Holdings Ltd.	127	5,100
Navigators Group Inc. (The)	341	19,437
Old Republic International Corp.	1,090	21,386
OneBeacon Insurance Group Ltd. Class A	520	9,526
ProAssurance Corp.	976	60,317
Safety Insurance Group Inc.	200	14,190
Validus Holdings Ltd.	1,728	92,949
White Mountains Insurance Group Ltd.	118	102,023

		537,678
INTERNET & DIRECT MARKETING RETAIL — 1.26%
Liberty Expedia Holdings Inc. Class Aa	1,402	79,984
PetMed Express Inc.	532	25,291

		105,275
INTERNET SOFTWARE & SERVICES — 1.33%
Cimpress NVa	48	4,236
CommerceHub Inc. Series Aa	345	6,293
CommerceHub Inc. Series Ca	247	4,441
IAC/InterActiveCorp[a]	86	8,998
j2 Global Inc.	324	27,420
Match Group Inc.[a]	233	4,252
NIC Inc.	818	13,293
WebMD Health Corp.[a]	560	37,100
XO Group Inc.[a]	266	4,862

		110,895
IT SERVICES — 4.58%
Black Knight Financial Services Inc. Class Aa	749	31,832
Blackhawk Network Holdings Inc.[a]	169	7,377
Booz Allen Hamilton Holding Corp.	1,304	44,727
CACI International Inc. Class Aa	35	4,379
Cardtronics PLC Class Aa	120	3,756
Cass Information Systems Inc.	92	6,068
Conduent Inc.[a]	1,002	16,543

Security	Shares	Value
Convergys Corp.	229	$5,489
CoreLogic Inc./U.S.[a]	1,248	56,846
CSG Systems International Inc.	106	4,383
CSRA Inc.	616	20,088
DST Systems Inc.	390	21,411
Euronet Worldwide Inc.[a]	361	34,876
ExlService Holdings Inc.[a]	847	48,745
Forrester Research Inc.	231	9,425
ManTech International Corp./VA Class A	288	11,439
MAXIMUS Inc.	63	3,803
Sykes Enterprises Inc.[a]	998	33,932
TeleTech Holdings Inc.	412	17,222

		382,341
LEISURE PRODUCTS — 0.21%
American Outdoor Brands Corp.[a]	244	5,043
Callaway Golf Co.	620	7,893
Sturm Ruger & Co. Inc.[b]	74	4,262

		17,198
LIFE SCIENCES TOOLS & SERVICES — 3.21%
Bio-Rad Laboratories Inc. Class Aa	348	81,999
Bio-Techne Corp.	519	60,157
Charles River Laboratories International Inc.[a]	360	35,352
Luminex Corp.	205	4,188
PAREXEL International Corp.[a]	248	21,705
PerkinElmer Inc.	457	30,085
PRA Health Sciences Inc.[a]	314	23,362
VWR Corp.[a]	334	11,022

		267,870
MACHINERY — 0.75%
Toro Co. (The)	877	62,346

		62,346
MEDIA — 2.50%
Cable One Inc.	106	80,549
Lions Gate Entertainment Corp. Class A	1,372	40,337
Madison Square Garden Co. (The)[a]	215	47,240
Regal Entertainment Group Class A	692	13,162
Scholastic Corp.	662	27,426

		208,714
METALS & MINING — 1.56%
Coeur Mining Inc.[a]	827	6,847
Hecla Mining Co.	3,970	21,478
McEwen Mining Inc.	6,119	15,971
Royal Gold Inc.	989	85,707

		130,003

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
MORTGAGE REAL ESTATE INVESTMENT — 4.75%
Anworth Mortgage Asset Corp.	2,322	$13,978
Apollo Commercial Real Estate Finance Inc.	2,612	47,094
ARMOUR Residential REIT Inc.	734	18,541
Blackstone Mortgage Trust Inc. Class Ab	1,410	43,527
Capstead Mortgage Corp.	2,387	23,345
Chimera Investment Corp.	548	10,313
CYS Investments Inc.	2,603	22,152
Dynex Capital Inc.	1,134	7,836
MFA Financial Inc.	9,858	83,694
MTGE Investment Corp.	1,097	20,404
PennyMac Mortgage Investment Trust[c]	341	6,002
Starwood Property Trust Inc.	2,032	44,785
Two Harbors Investment Corp.	5,565	55,038

		396,709
MULTI-UTILITIES — 1.83%
Avista Corp.	558	29,356
Black Hills Corp.	509	35,457
NorthWestern Corp.	662	38,257
Unitil Corp.	325	16,494
Vectren Corp.	557	33,481

		153,045
OIL, GAS & CONSUMABLE FUELS — 0.77%
Centennial Resource Development Inc./DE Class Aa	2,421	40,625
Jagged Peak Energy Inc.[a,b]	837	11,852
Midstates Petroleum Co. Inc.[a]	296	4,197
Par Pacific Holdings Inc.[a,b]	422	7,558

		64,232
PERSONAL PRODUCTS — 0.12%
Medifast Inc.	227	9,691

		9,691
PHARMACEUTICALS — 0.39%
Prestige Brands Holdings Inc.[a]	609	32,661

		32,661
PROFESSIONAL SERVICES — 0.64%
Advisory Board Co. (The)[a]	281	15,792
CBIZ Inc.[a]	1,291	19,171
Exponent Inc.	152	9,911
ICF International Inc.[a]	89	4,027
Insperity Inc.	60	4,530

		53,431

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.05%
RMR Group Inc. (The) Class A	88	$4,299

		4,299
ROAD & RAIL — 1.60%
Heartland Express Inc.	1,158	24,468
Landstar System Inc.	944	78,494
Old Dominion Freight Line Inc.	186	17,839
Werner Enterprises Inc.	432	12,809

		133,610
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.24%
Cabot Microelectronics Corp.	189	14,014
Rudolph Technologies Inc.[a]	246	6,089

		20,103
SOFTWARE — 2.97%
Aspen Technology Inc.[a]	476	27,070
Bottomline Technologies de Inc.[a,b]	168	4,784
CommVault Systems Inc.[a]	103	6,134
Ellie Mae Inc.[a]	86	7,501
Fair Isaac Corp.	74	10,549
Guidewire Software Inc.[a]	67	4,835
MicroStrategy Inc. Class Aa	23	3,094
Progress Software Corp.	1,100	35,211
PTC Inc.[a]	86	4,746
QAD Inc. Class A	157	4,922
RealPage Inc.[a]	345	13,369
Take-Two Interactive Software Inc.[a]	790	62,789
Tyler Technologies Inc.[a]	156	26,802
Ultimate Software Group Inc. (The)[a,b]	162	36,565

		248,371
SPECIALTY RETAIL — 0.98%
Children’s Place Inc. (The)	68	7,184
DSW Inc. Class A	795	14,342
Five Below Inc.[a]	98	4,734
Monro Muffler Brake Inc.	200	9,320
Murphy USA Inc.[a]	322	24,385
Williams-Sonoma Inc.	299	13,883
Winmark Corp.	58	7,717

		81,565
TEXTILES, APPAREL & LUXURY GOODS — 0.34%
Carter’s Inc.	202	17,519
Steven Madden Ltd.[a]	265	10,865

		28,384

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 2.25%
Beneficial Bancorp. Inc.	284	$4,430
Capitol Federal Financial Inc.	3,175	45,276
Kearny Financial Corp./MD	2,197	32,076
Meridian Bancorp. Inc.	1,252	22,098
Northfield Bancorp. Inc.	789	13,247
Northwest Bancshares Inc.	2,419	38,946
OceanFirst Financial Corp.	156	4,224
Oritani Financial Corp.	976	16,202
Waterstone Financial Inc.	599	11,291

		187,790
TOBACCO — 0.39%
Vector Group Ltd.	1,603	32,268

		32,268
TRADING COMPANIES & DISTRIBUTORS — 1.62%
Kaman Corp.	596	30,468
MSC Industrial Direct Co. Inc. Class A	521	37,100
SiteOne Landscape Supply Inc.[a]	187	9,818
Watsco Inc.	382	57,594

		134,980
WATER UTILITIES — 0.82%
American States Water Co.	254	12,560
Aqua America Inc.	1,508	50,337
Connecticut Water Service Inc.	103	5,869

		68,766
WIRELESS TELECOMMUNICATION SERVICES — 0.11%
Boingo Wireless Inc.[a,b]	366	5,428
Spok Holdings Inc.	232	3,805

		9,233

TOTAL COMMON STOCKS
(Cost: $7,801,180)		8,328,740

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.90%

MONEY MARKET FUNDS — 3.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	309,233	$309,326
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	16,670	16,670

		325,996

TOTAL SHORT-TERM INVESTMENTS
(Cost: $325,996)		325,996

TOTAL INVESTMENTS IN SECURITIES — 103.68%
(Cost: $8,127,176)[g]		8,654,736
Other Assets, Less Liabilities — (3.68)%		(307,505)

NET ASSETS — 100.00%		$8,347,231

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $8,192,767. Net unrealized appreciation was $461,969, of which $684,938 represented gross unrealized appreciation on securities and $222,969 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) from September 7, 2016 (commencement of operations) to July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of period	Shares purchased	Shares sold	Shares held at end of period	Value at end of period	Dividend income	Net realized gain (loss)
PennyMac Mortgage Investment Trust	—	503	(162)	341	$6,002	$509	$72

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL USA SMALL-CAP ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$8,328,740	$—	$—	$8,328,740
Money market funds	325,996	—	—	325,996

Total	$8,654,736	$—	$—	$8,654,736

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares Edge MSCI Min Vol Asia ex Japan ETF	iShares Edge MSCI Min Vol Japan ETF	iShares Edge MSCI Min Vol USA ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,747,593	$29,133,470	$11,945,243,451
Affiliated (Note 2)	417,338	3,256	187,321,386

Total cost of investments	$6,164,931	$29,136,726	$12,132,564,837

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,822,951	$31,546,766	$13,508,972,527
Affiliated (Note 2)	417,395	3,256	187,337,958

Total fair value of investments	7,240,346	31,550,022	13,696,310,485
Foreign currency, at value[b]	18,245	34,245	—
Receivables:
Dividends and interest	26,661	53,852	12,931,983
Tax reclaims	—	2,713	—

Total Assets	7,285,252	31,640,832	13,709,242,468

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	409,897	—	177,507,775
Foreign taxes (Note 1)	32	—	—
Investment advisory fees (Note 2)	2,007	7,948	1,727,261
Proxy fees	3	13	5,424

Total Liabilities	411,939	7,961	179,240,460

NET ASSETS	$6,873,313	$31,632,871	$13,530,002,008

Net assets consist of:
Paid-in capital	$6,208,034	$30,374,105	$12,266,646,503
Undistributed (distributions in excess of) net investment income	84,151	(79,628)	4,181,895
Accumulated net realized loss	(494,444)	(1,076,024)	(304,572,038)
Net unrealized appreciation	1,075,572	2,414,418	1,563,745,648

NET ASSETS	$6,873,313	$31,632,871	$13,530,002,008

Shares outstanding[c]	200,000	500,000	271,200,000

Net asset value per share	$34.37	$63.27	$49.89

[a]	Securities on loan with values of $394,196, $ — and $174,583,149, respectively. See Note 1.
[b]	Cost of foreign currency: $18,231, $33,609 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

iShares Edge MSCI Min Vol USA Small- Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$7,795,616
Affiliated (Note 2)	331,560

Total cost of investments	$8,127,176

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$8,322,738
Affiliated (Note 2)	331,998

Total fair value of investments	8,654,736
Receivables:
Dividends and interest	5,162

Total Assets	8,659,898

LIABILITIES
Payables:
Investment securities purchased	1,908
Collateral for securities on loan (Note 1)	309,344
Investment advisory fees (Note 2)	1,411
Proxy fees	4

Total Liabilities	312,667

NET ASSETS	$8,347,231

Net assets consist of:
Paid-in capital	$7,904,791
Undistributed net investment income	12,718
Accumulated net realized loss	(97,838)
Net unrealized appreciation	527,560

NET ASSETS	$8,347,231

Shares outstanding[b]	300,000

Net asset value per share	$27.82

[a]	Securities on loan with a value of $303,437. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares Edge MSCI Min Vol Asia ex Japan ETF	iShares Edge MSCI Min Vol Japan ETF	iShares Edge MSCI Min Vol USA ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$299,159	$697,729	$295,387,520
Dividends — affiliated (Note 2)	218	75	73,361
Securities lending income — affiliated — net (Note 2)	7,829	7,718	859,848

	307,206	705,522	296,320,729
Less: Other foreign taxes (Note 1)	(6,009)	—	—

Total investment income	301,197	705,522	296,320,729

EXPENSES
Investment advisory fees (Note 2)	31,688	108,561	19,715,596
Proxy fees	142	659	277,665

Total expenses	31,830	109,220	19,993,261

Net investment income	269,367	596,302	276,327,468

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,575,022	(710,663)	(192,055,347)
Investments — affiliated (Note 2)	14	35	21,075
In-kind redemptions — unaffiliated	4,067,236	3,215,245	932,573,792
Foreign currency transactions	(555)	(28,165)	—
Realized gain distributions from affiliated funds	1	2	825

Net realized gain	6,641,718	2,476,454	740,540,345

Net change in unrealized appreciation/depreciation on:
Investments	(4,776,319)	(1,063,173)	(69,939,861)
Translation of assets and liabilities in foreign currencies	(1,272)	(3,618)	—

Net change in unrealized appreciation/depreciation	(4,777,591)	(1,066,791)	(69,939,861)

Net realized and unrealized gain	1,864,127	1,409,663	670,600,484

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,133,494	$2,005,965	$946,927,952

[a]	Net of foreign withholding tax of $38,855, $77,602 and $9,178, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations (Continued)

iSHARES® TRUST

Period ended July 31, 2017

iShares Edge MSCI Min Vol USA Small- Cap ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$113,562
Dividends — affiliated (Note 2)	557
Securities lending income — affiliated — net (Note 2)	1,272

Total investment income	115,391

EXPENSES
Investment advisory fees (Note 2)	10,269
Proxy fees	179

Total expenses	10,448

Net investment income	104,943

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(97,892)
Investments — affiliated (Note 2)	54
In-kind redemptions — unaffiliated	215,963
Realized gain distributions from affiliated funds	1

Net realized gain	118,126

Net change in unrealized appreciation/depreciation	527,560

Net realized and unrealized gain	645,686

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$750,629

[a]	For the period from September 7, 2016 (commencement of operations) to July 31, 2017.
[b]	Net of foreign withholding tax of $15.

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Edge MSCI Min Vol Asia ex Japan ETF		iShares Edge MSCI Min Vol Japan ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$269,367	$1,331,726	$596,302	$520,147
Net realized gain (loss)	6,641,718	(139,955)	2,476,454	450,289
Net change in unrealized appreciation/depreciation	(4,777,591)	6,050,666	(1,066,791)	2,758,767

Net increase in net assets resulting from operations	2,133,494	7,242,437	2,005,965	3,729,203

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,017,159)	(676,553)	(1,284,421)	(432,069)
From net realized gain	(2,472,085)	—	—	—

Total distributions to shareholders	(3,489,244)	(676,553)	(1,284,421)	(432,069)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	177,077	108,134,390	11,675,268	39,450,909
Cost of shares redeemed	(111,762,037)	—	(29,626,540)	(11,373,499)

Net increase (decrease) in net assets from capital share transactions	(111,584,960)	108,134,390	(17,951,272)	28,077,410

INCREASE (DECREASE) IN NET ASSETS	(112,940,710)	114,700,274	(17,229,728)	31,374,544

NET ASSETS
Beginning of year	119,814,023	5,113,749	48,862,599	17,488,055

End of year	$6,873,313	$119,814,023	$31,632,871	$48,862,599

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$84,151	$703,749	$(79,628)	$200,873

SHARES ISSUED AND REDEEMED
Shares sold	—	2,350,000	200,000	700,000
Shares redeemed	(2,250,000)	—	(500,000)	(200,000)

Net increase (decrease) in shares outstanding	(2,250,000)	2,350,000	(300,000)	500,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Min Vol USA ETF		iShares Edge MSCI Min Vol USA Small- Cap ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Period from September 7, 2016[a] to July 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$276,327,468	$206,712,401	$104,943
Net realized gain	740,540,345	217,316,981	118,126
Net change in unrealized appreciation/depreciation	(69,939,861)	1,274,445,704	527,560

Net increase in net assets resulting from operations	946,927,952	1,698,475,086	750,629

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(288,581,740)	(199,746,172)	(92,226)

Total distributions to shareholders	(288,581,740)	(199,746,172)	(92,226)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,319,230,285	10,040,019,610	9,061,602
Cost of shares redeemed	(5,772,844,688)	(1,507,324,908)	(1,372,774)

Net increase (decrease) in net assets from capital share transactions	(2,453,614,403)	8,532,694,702	7,688,828

INCREASE (DECREASE) IN NET ASSETS	(1,795,268,191)	10,031,423,616	8,347,231

NET ASSETS
Beginning of period	15,325,270,199	5,293,846,583	—

End of period	$13,530,002,008	$15,325,270,199	$8,347,231

Undistributed net investment income included in net assets at end of period	$4,181,895	$16,292,411	$12,718

SHARES ISSUED AND REDEEMED
Shares sold	69,900,000	235,100,000	350,000
Shares redeemed	(125,400,000)	(34,700,000)	(50,000)

Net increase (decrease) in shares outstanding	(55,500,000)	200,400,000	300,000

[a]	Commencement of operations.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Asia ex Japan ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$48.90	$51.14	$52.43	$50.44

Income from investment operations:
Net investment income[b]	1.19	2.31	1.36	0.36
Net realized and unrealized gain (loss)[c]	1.73	(3.56)	(1.49)	1.63

Total from investment operations	2.92	(1.25)	(0.13)	1.99

Less distributions from:
Net investment income	(5.09)	(0.99)	(1.16)	—
Net realized gain	(12.36)	—	—	—

Total distributions	(17.45)	(0.99)	(1.16)	—

Net asset value, end of period	$34.37	$48.90	$51.14	$52.43

Total return	12.77%	(2.31)%	(0.21)%	3.95%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,873	$119,814	$5,114	$5,243
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.98%	4.87%	2.59%	4.44%
Portfolio turnover rate[f]	13%	44%	44%	0%[d,g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended July 31, 2017, July 31, 2016, July 31, 2015 and the period ended July 31, 2014 were 13%, 44%, 21% and 0%, respectively. See Note 4.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Japan ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 3, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$61.08	$58.29	$53.00	$50.88

Income from investment operations:
Net investment income[b]	0.99	0.95	0.77	0.05
Net realized and unrealized gain[c]	3.18	2.59	5.22	2.07

Total from investment operations	4.17	3.54	5.99	2.12

Less distributions from:
Net investment income	(1.98)	(0.75)	(0.70)	—

Total distributions	(1.98)	(0.75)	(0.70)	—

Net asset value, end of period	$63.27	$61.08	$58.29	$53.00

Total return	7.14%	6.13%	11.48%	4.17%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$31,633	$48,863	$17,488	$10,600
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	1.65%	1.66%	1.42%	0.55%
Portfolio turnover rate[f]	24%	24%	18%	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Year ended Jul. 31, 2013
Net asset value, beginning of year	$46.91	$41.91	$36.66	$33.75	$29.48

Income from investment operations:
Net investment income[a]	0.98	0.96	0.84	0.76	0.83
Net realized and unrealized gain[b]	3.02	4.95	5.18	3.00	4.13

Total from investment operations	4.00	5.91	6.02	3.76	4.96

Less distributions from:
Net investment income	(1.02)	(0.91)	(0.77)	(0.85)	(0.69)

Total distributions	(1.02)	(0.91)	(0.77)	(0.85)	(0.69)

Net asset value, end of year	$49.89	$46.91	$41.91	$36.66	$33.75

Total return	8.70%	14.35%	16.52%	11.27%	17.08%

Ratios/Supplemental data:
Net assets, end of year (000s)	$13,530,002	$15,325,270	$5,293,847	$2,577,532	$2,325,294
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	2.10%	2.23%	2.06%	2.15%	2.56%
Portfolio turnover rate[c]	23%	28%	23%	24%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Edge MSCI Min Vol USA Small-Cap ETF

Period from Sep. 7, 2016[a] to Jul. 31, 2017
Net asset value, beginning of period	$25.11

Income from investment operations:
Net investment income[b]	0.49
Net realized and unrealized gain[c]	2.63

Total from investment operations	3.12

Less distributions from:
Net investment income	(0.41)

Total distributions	(0.41)

Net asset value, end of period	$27.82

Total return	12.51%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,347
Ratio of expenses to average net assets[e]	0.20%
Ratio of net investment income to average net assets[e]	2.04%
Portfolio turnover rate[f]	47%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Asia ex Japan	Diversified	[b]
Edge MSCI Min Vol Japan	Diversified	[b]
Edge MSCI Min Vol USA	Diversified
Edge MSCI Min Vol USA Small-Cap[a]	Non-diversified

[a]	The Fund commenced operations on September 7, 2016.
[b]	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.
DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Min Vol Asia ex Japan
Credit Suisse Securities (USA) LLC	$10,197	$10,197	$—
HSBC Bank PLC	61,980	61,980	—
Merrill Lynch, Pierce, Fenner & Smith	111,123	111,123	—
Morgan Stanley & Co. LLC	196,546	196,546	—
UBS AG	14,350	14,350	—

	$394,196	$394,196	$—

Edge MSCI Min Vol USA
Barclays Capital Inc.	$6,664,302	$6,664,302	$—
BNP Paribas New York Branch	3,989,550	3,989,550	—
Citigroup Global Markets Inc.	13,822,906	13,822,906	—
Credit Suisse Securities (USA) LLC	320,220	320,220	—
Deutsche Bank Securities Inc.	472,066	472,066	—
Goldman Sachs & Co.	52,566,884	52,566,884	—
JPMorgan Securities LLC	37,211,126	37,211,126	—
Merrill Lynch, Pierce, Fenner & Smith	11,708,705	11,708,705	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	12,571,195	12,571,195	—
Scotia Capital (USA) Inc.	4,108,031	4,108,031	—
State Street Bank & Trust Company	5,017,419	5,017,419	—
UBS Securities LLC	26,130,745	26,130,745	—

	$174,583,149	$174,583,149	$—

Edge MSCI Min Vol USA Small-Cap
BNP Paribas Prime Brokerage Inc.	$14,717	$14,717	$—
Citigroup Global Markets Inc.	39,925	39,925	—
Credit Suisse Securities (USA) LLC	24,301	24,301	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	220,538	220,538	—
SG Americas Securities LLC	3,956	3,956	—

	$303,437	$303,437	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Min Vol Asia ex Japan	0.35%
Edge MSCI Min Vol Japan	0.30
Edge MSCI Min Vol USA	0.15
Edge MSCI Min Vol USA Small-Cap	0.20

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Edge MSCI Min Vol USA ETF and iShares Edge MSCI Min Vol USA Small-Cap ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Edge MSCI Min Vol Asia ex Japan ETF and iShares Edge MSCI Min Vol Japan ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Asia ex Japan	$1,882
Edge MSCI Min Vol Japan	1,965
Edge MSCI Min Vol USA	374,914
Edge MSCI Min Vol USA Small-Cap	539

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Asia ex Japan	$88,470	$122,669
Edge MSCI Min Vol USA	314,833,697	395,173,883
Edge MSCI Min Vol USA Small-Cap	192,724	346,691

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Asia ex Japan	$2,087,744	$50,321,940
Edge MSCI Min Vol Japan	8,711,264	9,512,817
Edge MSCI Min Vol USA	3,077,404,226	3,114,732,229
Edge MSCI Min Vol USA Small-Cap	2,885,953	2,685,497

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Asia ex Japan	$—	$66,089,105
Edge MSCI Min Vol Japan	11,473,817	29,255,692
Edge MSCI Min Vol USA	3,252,725,188	5,634,870,941
Edge MSCI Min Vol USA Small-Cap	8,866,057	1,363,803

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

July 31, 2017, attributable to the characterization of corporate actions, the use of equalization, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Min Vol Asia ex Japan	$4,270,057	$128,194	$(4,398,251)
Edge MSCI Min Vol Japan	2,537,591	407,618	(2,945,209)
Edge MSCI Min Vol USA	895,247,098	143,756	(895,390,854)
Edge MSCI Min Vol USA Small-Cap	215,963	1	(215,964)

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
Edge MSCI Min Vol Asia ex Japan
Ordinary income	$3,489,244	$676,553

Edge MSCI Min Vol Japan
Ordinary income	$1,284,421	$432,069

Edge MSCI Min Vol USA
Ordinary income	$288,581,740	$199,746,172

Edge MSCI Min Vol USA Small-Cap
Ordinary income	$92,226	n/a

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Edge MSCI Min Vol Asia ex Japan	$94,606	$—	$1,017,341	$(446,668)	$665,279
Edge MSCI Min Vol Japan	—	(922,840)	2,202,041	(20,435)	1,258,766
Edge MSCI Min Vol USA	4,181,895	(247,251,800)	1,506,425,410	—	1,263,355,505
Edge MSCI Min Vol USA Small-Cap	12,718	(32,247)	461,969	—	442,440

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Min Vol Japan	$922,840
Edge MSCI Min Vol USA	247,251,800
Edge MSCI Min Vol USA Small-Cap	32,247

For the year ended July 31, 2017, the iShares Edge MSCI Min Vol Asia ex Japan ETF utilized $97,570 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Edge MSCI Min Vol Asia ex Japan ETF,

iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA ETF and

iShares Edge MSCI Min Vol USA Small-Cap ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Min Vol Asia ex Japan ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA ETF and iShares Edge MSCI Min Vol USA Small-Cap ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
Edge MSCI Min Vol Asia ex Japan	$53,749
Edge MSCI Min Vol Japan	691,219
Edge MSCI Min Vol USA	247,754,514
Edge MSCI Min Vol USA Small-Cap	65,690

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deductions
Edge MSCI Min Vol USA	84.83%
Edge MSCI Min Vol USA Small-Cap	58.88

For the fiscal year ended July 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol Asia ex Japan	$338,014	$43,687
Edge MSCI Min Vol Japan	774,407	77,602

The iShares Edge MSCI Min Vol Asia ex Japan ETF hereby designates $2,472,085 as short-term capital gain dividends for the fiscal year ended July 31, 2017.

TAX INFORMATION	57

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Edge MSCI Min Vol Asia ex Japan ETF and iShares Edge MSCI Min Vol Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

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low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

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iSHARES® TRUST

pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Min Vol USA ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

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securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Min Vol Asia ex Japan	$5.026110	$12.360425	$0.059687	$17.446222	29%	71%	0%[a]	100%
Edge MSCI Min Vol USA	0.974434	—	0.048525	1.022959	95	—	5	100
Edge MSCI Min Vol USA Small-Cap	0.410395	—	—	0.410395	100	—	—	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Min Vol Asia ex Japan ETF

Period Covered: June 3, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.13%
Greater than 2.0% and Less than 2.5%	1	0.13
Greater than 1.5% and Less than 2.0%	1	0.13
Greater than 1.0% and Less than 1.5%	15	1.93
Greater than 0.5% and Less than 1.0%	79	10.17
Greater than 0.0% and Less than 0.5%	175	22.52
At NAV	9	1.16
Less than 0.0% and Greater than –0.5%	264	33.97
Less than –0.5% and Greater than –1.0%	150	19.31
Less than –1.0% and Greater than –1.5%	51	6.56
Less than –1.5% and Greater than –2.0%	27	3.47
Less than –2.0% and Greater than –2.5%	3	0.39
Less than –2.5% and Greater than –3.0%	1	0.13

	777	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol Japan ETF

Period Covered: June 3, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.13%
Greater than 3.5% and Less than 4.0%	1	0.13
Greater than 3.0% and Less than 3.5%	1	0.13
Greater than 2.5% and Less than 3.0%	2	0.26
Greater than 2.0% and Less than 2.5%	4	0.51
Greater than 1.5% and Less than 2.0%	15	1.93
Greater than 1.0% and Less than 1.5%	42	5.41
Greater than 0.5% and Less than 1.0%	115	14.79
Greater than 0.0% and Less than 0.5%	226	29.08
At NAV	9	1.16
Less than 0.0% and Greater than –0.5%	215	27.66
Less than –0.5% and Greater than –1.0%	85	10.94
Less than –1.0% and Greater than –1.5%	34	4.38
Less than –1.5% and Greater than –2.0%	19	2.45
Less than –2.0% and Greater than –2.5%	3	0.39
Less than –2.5% and Greater than –3.0%	1	0.13
Less than –3.0% and Greater than –3.5%	2	0.26
Less than –3.5% and Greater than –4.0%	2	0.26

	777	100.00%

iShares Edge MSCI Min Vol USA ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	862	62.33%
At NAV	200	14.46
Less than 0.0% and Greater than –0.5%	321	23.21

	1,383	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Min Vol USA Small-Cap ETF

Period Covered: September 7, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.49%
Greater than 1.5% and Less than 2.0%	4	1.94
Greater than 1.0% and Less than 1.5%	22	10.68
Greater than 0.5% and Less than 1.0%	34	16.50
Greater than 0.0% and Less than 0.5%	63	30.58
At NAV	13	6.31
Less than 0.0% and Greater than –0.5%	48	23.30
Less than –0.5% and Greater than –1.0%	18	8.74
Less than –1.0% and Greater than –1.5%	2	0.97
Less than –1.5%	1	0.49

	206	100.00%

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	69

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	73

Notes:

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-709-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Core MSCI EAFE ETF | IEFA | BATS
➢	iShares Core MSCI Europe ETF | IEUR | NYSE Arca
➢	iShares Core MSCI International Developed Markets ETF | IDEV | NYSE Arca
➢	iShares Core MSCI Pacific ETF | IPAC | NYSE Arca
➢	iShares Core MSCI Total International Stock ETF | IXUS | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EAFE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.36%	18.96%	18.12%	18.36%	18.96%	18.12%
Since Inception	8.18%	8.23%	8.02%	45.66%	46.04%	44.66%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,144.20	$0.43	$1,000.00	$1,024.40	$0.40	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EAFE ETF

The iShares Core MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada, as represented by the MSCI EAFE IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.36%, net of fees, while the total return for the Index was 18.12%.

Japanese stocks, which represented about 24% of the Index on average during the reporting period, contributed the most to the Index’s performance. Stronger economic growth in Japan, driven in part by the growth of exports, contributed to the gains in the Japanese stock market.

European equities were also meaningful contributors to the Index’s performance during the reporting period, driven by signs of better economic conditions across Europe. The leading contributor to the Index’s return within Europe was France, which benefited from the election of Emmanuel Macron as president, easing investor concerns about anti-European Union sentiment. Stocks in the U.K. were also a top contributor to the Index’s return, improving despite uncertainty about the domestic economy and impending Brexit negotiations.

From a sector perspective, the financials sector was the largest contributor to the Index’s performance for the reporting period. Financials stocks benefited from improving global economic conditions and expectations of more lenient regulatory policies, particularly in the U.S. Within the financials sector, banks and insurance companies contributed the most to the Index’s performance. Other contributing sectors within the Index included the industrials, materials, and consumer discretionary sectors, all economically sensitive sectors that benefited from improving global economic conditions.

Currency fluctuations had a modestly positive impact on the Index’s performance for the reporting period as the euro and the Australian dollar each appreciated against the U.S. dollar by 5%, while the British pound and the Japanese yen depreciated by 0.4% and 8%, respectively, against the U.S. dollar. In local currencies, the Index returned 17.81% for the reporting period.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	20.44%
Industrials	15.49
Consumer Discretionary	12.54
Consumer Staples	10.75
Health Care	9.91
Materials	7.93
Information Technology	6.86
Real Estate	4.60
Energy	4.46
Telecommunication Services	3.84
Utilities	3.18

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	24.15%
United Kingdom	17.96
France	9.43
Germany	9.00
Switzerland	7.80
Australia	7.03
Netherlands	3.53
Spain	3.43
Hong Kong	3.32
Sweden	3.22

TOTAL	88.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EUROPE ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.54%	20.97%	20.35%	20.54%	20.97%	20.35%
Since Inception	1.24%	1.34%	1.00%	3.95%	4.26%	3.16%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,171.10	$0.59	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EUROPE ETF

The iShares Core MSCI Europe ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization European equities, as represented by the MSCI Europe IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 20.54%, net of fees, while the total return for the Index was 20.35%.

Stocks in the U.K., the largest country in the Index at an average weight of approximately 29% for the reporting period, was also the largest contributor to the Index’s return for the reporting period. U.K. equities advanced as the sharp drop in the British pound immediately prior to the reporting period boosted exports and profits for multinational companies earning revenues outside of the U.K. All else equal, a weaker British pound makes exports less expensive, while British companies receiving payment in the stronger foreign currencies can translate revenues into more British pounds.

French stocks were also strong contributors to the Index’s performance for the reporting period. The French economy strengthened as higher profit margins supported business investment, and its stock market rallied further upon the presidential election of centrist candidate Emmanuel Macron, whose allegiance to the European Union eased concerns about nationalist sentiment and its effect on the European Union.

Stocks in Germany and Switzerland were notable contributors to the Index’s return for the reporting period as well. Increased foreign demand for German exports helped bolster the nation’s economic growth, while Switzerland’s market was driven higher by a combination of export growth and increased business investment. No single country was a detractor from the Index’s performance during the reporting period.

From a sector perspective, the financials sector, representing approximately 20% of the Index on average for the reporting period, was the most significant contributor to the Index’s return for the reporting period. Across Europe, the banks industry benefited from improved credit quality and the election of a market-friendly president in France. The industrials sector also contributed meaningfully to the Index’s return, as industrial production increased for much of the reporting period, driven by Europe’s improving economy. The materials, consumer discretionary, information technology, and consumer staples sectors were all notable contributors to the Index’s return as well. No single sector detracted from the Index’s performance during the reporting period.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	20.81%
Industrials	14.48
Consumer Staples	12.86
Health Care	11.81
Consumer Discretionary	10.95
Materials	7.77
Energy	6.18
Information Technology	5.48
Telecommunication Services	3.74
Utilities	3.51
Real Estate	2.41

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

United Kingdom	28.50%
France	14.98
Germany	14.27
Switzerland	12.39
Netherlands	5.59
Spain	5.38
Sweden	5.10
Italy	4.19
Denmark	2.90
Belgium	2.07

TOTAL	95.37%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

Performance as of July 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	9.14%	9.65%	9.07%

The inception date of the Fund was 3/21/17. The first day of secondary market trading was 3/23/17.

For the fiscal period ended 7/31/17, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/21/17) [a]	Ending Account Value (7/31/17)	Expenses Paid During Period [b]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,091.40	$0.04	$1,000.00	$1,024.70	$0.05	0.01%

[a]	The beginning of the period (commencement of operations) is March 21, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (132 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

The iShares Core MSCI International Developed Markets ETF seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the United States, as represented by the MSCI World ex USA Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 21, 2017 (inception date of the Fund) through July 31, 2017, the total return for the Fund was 9.14%, net of fees, while the total return for the Index was 9.07%.

Collectively, international developed market stocks were supported by accommodative central banks, which helped provide stability and investor confidence. Improved corporate earnings and lower valuations also benefited international developed market stocks.

Stocks in the U.K. contributed the most to the Index’s return during the reporting period as Brexit-related concerns diminished throughout the reporting period. In addition, a sharp drop in the British pound immediately prior to the reporting period boosted exports and profits for multinational companies earning revenues outside of the U.K. All else equal, a weaker British pound makes exports less expensive, while British companies receiving payment in the stronger foreign currencies can translate revenues into more British pounds.

Japanese stocks, representing approximately 22% of the Index on average during the reporting period, posted a notable contribution to the Index’s return for the reporting period. Japanese stocks benefited as the nation’s lowest unemployment rate in two decades contributed to higher consumer spending and increased investment.

French stocks contributed modestly to the Index’s performance for the reporting period. The French economy grew as higher corporate profit margins supported an increase in business spending. Its stock market also rallied after the election of pro-business presidential candidate Emmanuel Macron.

German stocks were also contributors to the Index’s return for the reporting period. Low unemployment, rising inflation, and increased foreign demand for German exports bolstered the nation’s economic growth and its stock market. Swiss stocks also contributed to the Index’s return. With uncertainty surrounding the French election, the ECB monetary policy, and global security during the reporting period, the Swiss market benefited from its perception as a stable investment during times of geopolitical turmoil.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	22.14%
Industrials	15.05
Consumer Discretionary	11.62
Consumer Staples	10.15
Health Care	9.19
Materials	8.36
Information Technology	6.34
Energy	6.00
Real Estate	4.37
Telecommunication Services	3.68
Utilities	3.10

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	22.02%
United Kingdom	16.49
Canada	8.73
France	8.67
Germany	8.23
Switzerland	7.20
Australia	6.43
Netherlands	3.19
Hong Kong	3.07
Spain	3.03

TOTAL	87.06%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI PACIFIC ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.09%	16.33%	14.85%	15.09%	16.33%	14.85%
Since Inception	5.82%	5.96%	5.92%	19.46%	19.95%	19.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,098.90	$0.52	$1,000.00	$1,024.30	$0.50	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI PACIFIC ETF

The iShares Core MSCI Pacific ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Pacific region equities, as represented by the MSCI Pacific IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 15.09%, net of fees, while the total return for the Index was 14.85%.

Stocks in Japan, which represented approximately 67% of the Index on average during the reporting period, made the most significant contribution to the Index’s return. Increased consumer spending and export growth, which benefited from a weaker Japanese yen and broad global economic recovery, helped Japan’s economy to expand. Personal household consumption, which represented more than half of the economic growth, increased along with demand for clothing and mobile phones.

Stocks in Australia, which represented approximately 20% of the Index on average for the reporting period, were a significant contributor to the Index’s performance for the reporting period. Rising commodities prices amid strengthening global demand drove up Australia’s mineral exports, which in turn drove the country’s trade surplus to a record high for the reporting period.

Hong Kong equities contributed meaningfully to the Index’s return for the reporting period as its stock market finished the reporting period with the longest span of consecutive monthly increases since 2007. Strengthening global economic conditions, improving employment levels, and a robust property market helped economic growth to reach its highest level in six years.

From a sector perspective, the financials sector was a significant contributor to the Index’s return for the reporting period, benefiting from improving global economic conditions and expectations of a more lenient regulatory environment, particularly in the U.S. The information technology sector contributed modestly as technology demand strengthened. Other notable contributing sectors included industrials, materials, and consumer discretionary, all economically sensitive sectors that benefited from improving global economic conditions. The healthcare sector detracted fractionally from the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	19.65%
Industrials	17.54
Consumer Discretionary	15.62
Information Technology	8.64
Real Estate	8.50
Materials	8.32
Consumer Staples	7.02
Health Care	6.42
Telecommunication Services	4.07
Utilities	2.75
Energy	1.47

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 7/31/17

Country	Percentage of Total Investments*

Japan	66.78%
Australia	19.35
Hong Kong	9.33
Singapore	3.67
New Zealand	0.87

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.08%	19.36%	18.87%	19.08%	19.36%	18.87%
Since Inception	6.61%	6.67%	6.51%	35.86%	36.23%	35.25%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,145.30	$0.59	$1,000.00	$1,024.20	$0.55	0.11%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

The iShares Core MSCI Total International Stock ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization non-U.S. equities, as represented by the MSCI ACWI ex USA IMI (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 19.08%, net of fees, while the total return for the Index was 18.87%.

Japanese stocks, which represented approximately 17% of the Index on average for the reporting period, made the most significant contribution to the Index’s return for the reporting period. Increased consumer spending and a weaker Japanese yen, which bolstered export growth, helped Japan’s economy to expand throughout the reporting period.

Chinese stocks were also significant contributors to the Index’s performance for the reporting period. Economic growth strengthened steadily, in part due to government stimulus focused on infrastructure and real estate expansion, which, in turn, drove up prices in the property market and supported a surge in industrial output.

Stocks in the U.K., France, and Germany were strong contributors to the Index’s performance for the reporting period. U.K. equities advanced as the sharp drop in the British pound immediately prior to the reporting period boosted exports and profits for multinational companies earning revenues outside of the U.K. All else equal, a weaker British pound makes exports less expensive, while British companies receiving payment in the stronger foreign currencies can translate revenues into more British pounds. In France, the election of centrist presidential candidate Emmanuel Macron, who supports the European Union, eased concerns about nationalist sentiment. Germany was a modest contributor to the Index’s return for the reporting period due to strong consumer spending, improving industrial production, and export growth.

From a sector standpoint, the financials sector made the most significant contribution to the Index’s return during the reporting period amid improving economic growth and asset quality in many countries. The information technology sector, also a strong contributor, benefited from increased demand for a variety of technology-related products. The industrials, consumer discretionary, and materials sectors, which are all economically sensitive, contributed meaningfully to the Index’s return as global economic conditions improved.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	21.82%
Industrials	12.94
Consumer Discretionary	11.75
Information Technology	11.11
Consumer Staples	9.30
Materials	8.17
Health Care	7.63
Energy	5.89
Real Estate	4.22
Telecommunication Services	3.92
Utilities	3.06
Investment Companies	0.19

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	16.79%
United Kingdom	12.48
Canada	6.63
China	6.55
France	6.55
Germany	6.27
Switzerland	5.44
Australia	4.88
South Korea	3.66
Taiwan	3.04

TOTAL	72.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 (or commencement of operations, as applicable) and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.12%

AUSTRALIA — 7.01%
Abacus Property Group	929,326	$2,307,395
Adelaide Brighton Ltd.	934,471	4,192,718
AGL Energy Ltd.	1,375,653	26,467,897
Ainsworth Game Technology Ltd.	545,292	1,049,155
ALS Ltd.	1,033,393	6,121,571
Altium Ltd.	296,324	2,069,991
Alumina Ltd.	4,821,121	7,312,992
Amcor Ltd./Australia	2,306,783	28,250,464
AMP Ltd.	5,868,941	25,254,687
Ansell Ltd.	303,002	5,314,581
APA Group	2,245,389	15,452,272
APN Outdoor Group Ltd.	389,092	1,432,012
ARB Corp. Ltd.	176,840	2,164,293
Ardent Leisure Group	1,007,201	1,680,567
Aristocrat Leisure Ltd.	1,098,320	17,756,093
Arrium Ltd.[a,b,c]	3,868,598	31
Asaleo Care Ltd.	972,542	1,032,651
ASX Ltd.	379,690	15,853,470
Aurizon Holdings Ltd.	4,027,134	16,139,619
AusNet Services	3,962,173	5,171,835
Australia & New Zealand Banking Group Ltd.	5,859,087	138,597,401
Australian Agricultural Co. Ltd.[a,b]	1,138,969	1,504,885
Australian Pharmaceutical Industries Ltd.	1,097,534	1,537,760
Automotive Holdings Group Ltd.[a]	626,625	1,916,020
Aveo Group	1,074,661	2,084,833
Bank of Queensland Ltd.	760,964	7,320,566
Bapcor Ltd.	636,777	2,872,297
Beach Energy Ltd.	4,457,230	2,419,733
Bega Cheese Ltd.	373,892	2,050,673
Bellamy’s Australia Ltd.[a]	229,610	1,292,330
Bendigo & Adelaide Bank Ltd.	958,215	8,506,702
BHP Billiton Ltd.	6,402,992	132,140,819
Blackmores Ltd.[a]	30,006	2,120,044
BlueScope Steel Ltd.	1,160,409	12,210,122
Boral Ltd.	2,326,935	12,855,348
Brambles Ltd.	3,194,161	23,562,548
BT Investment Management Ltd.	401,747	3,451,107

Security	Shares	Value
BWP Trust	1,245,713	$2,884,094
Cabcharge Australia Ltd.	531,353	924,769
Caltex Australia Ltd.	534,271	13,282,313
carsales.com Ltd.	479,542	4,731,933
Challenger Ltd./Australia	1,145,966	11,756,237
Charter Hall Group	931,134	3,858,096
Charter Hall Retail REIT	696,489	2,279,773
CIMIC Group Ltd.	201,938	6,677,619
Cleanaway Waste Management Ltd.	3,643,343	3,795,806
Coca-Cola Amatil Ltd.	1,150,446	7,568,101
Cochlear Ltd.	118,640	13,530,220
Commonwealth Bank of Australia	3,428,250	229,164,353
Computershare Ltd.	948,112	10,649,942
Corporate Travel Management Ltd.[a]	165,369	2,948,060
Cromwell Property Group	3,239,577	2,379,412
Crown Resorts Ltd.	762,206	7,740,214
CSL Ltd.	911,631	91,702,910
CSR Ltd.	1,108,170	3,468,055
Dexus	1,993,174	14,925,935
Domino’s Pizza Enterprises Ltd.[a]	133,382	5,676,745
Downer EDI Ltd.	1,158,229	5,880,917
DuluxGroup Ltd.	825,748	4,344,366
Energy World Corp. Ltd.[a,b]	1,158,973	379,359
Evolution Mining Ltd.	2,595,674	4,600,411
Fairfax Media Ltd.	5,112,079	4,040,417
FlexiGroup Ltd./Australia	996,445	1,535,338
Flight Centre Travel Group Ltd.[a]	111,893	3,885,847
Fortescue Metals Group Ltd.	3,171,680	14,534,321
G8 Education Ltd.	1,007,188	3,047,497
Galaxy Resources Ltd.[a,b]	944,713	1,387,750
Genworth Mortgage Insurance Australia Ltd.	498,148	1,197,067
Goodman Group	3,594,955	22,845,466
GPT Group (The)	3,478,222	13,301,061
GrainCorp Ltd. Class A	484,117	3,374,101
Greencross Ltd.	305,311	1,406,409
GUD Holdings Ltd.	238,066	2,271,218
GWA Group Ltd.	563,322	1,457,120
Harvey Norman Holdings Ltd.[a]	1,201,388	4,191,391
Healthscope Ltd.	3,501,202	5,813,986

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
HT&E Ltd.	686,909	$1,425,824
Iluka Resources Ltd.	852,630	6,139,891
Incitec Pivot Ltd.	3,458,659	8,835,909
Independence Group NL	1,127,294	2,708,926
Insurance Australia Group Ltd.	4,765,056	25,373,906
Investa Office Fund	1,156,113	4,190,344
Invocare Ltd.	264,537	2,935,585
IOOF Holdings Ltd.	568,317	4,559,846
IPH Ltd.	354,726	1,280,044
Iress Ltd.	333,640	3,438,728
Jacana Minerals Ltd.[a,b,c]	6,357	—
James Hardie Industries PLC	872,404	13,344,633
Japara Healthcare Ltd.	837,903	1,364,638
JB Hi-Fi Ltd.	247,446	5,138,239
Karoon Gas Australia Ltd.[a,b]	628,179	677,034
LendLease Group	1,091,944	14,689,052
Link Administration Holdings Ltd.	940,780	5,790,765
Macquarie Atlas Roads Group	1,054,447	4,680,508
Macquarie Group Ltd.	643,632	44,103,213
Magellan Financial Group Ltd.	268,576	5,662,772
Mantra Group Ltd.	755,568	1,815,656
Mayne Pharma Group Ltd.[a,b]	3,304,722	2,532,793
McMillan Shakespeare Ltd.	187,728	2,150,673
Medibank Pvt Ltd.	5,520,336	11,987,480
Metcash Ltd.	2,131,591	4,458,601
Mineral Resources Ltd.	348,075	3,409,658
Mirvac Group	7,155,473	12,396,285
Monadelphous Group Ltd.	205,935	2,503,938
Myer Holdings Ltd.	2,554,115	1,549,700
National Australia Bank Ltd.	5,497,358	131,445,080
Navitas Ltd.	530,188	2,103,680
Newcrest Mining Ltd.	1,538,017	24,803,102
NEXTDC Ltd.[a,b]	725,652	2,381,024
Nine Entertainment Co. Holdings Ltd.	1,747,377	2,008,827
Northern Star Resources Ltd.	1,153,941	4,053,496
Nufarm Ltd./Australia	414,761	2,801,314
Oil Search Ltd.	2,900,319	15,374,724
oOh!media Ltd.	487,674	1,565,125
Orica Ltd.	763,420	12,122,489
Origin Energy Ltd.[b]	3,568,756	19,715,892
Orocobre Ltd.[a,b]	511,057	1,305,608
Orora Ltd.	2,469,869	5,442,225
OZ Minerals Ltd.	699,380	4,656,641

Security	Shares	Value
Pact Group Holdings Ltd.	475,193	$2,173,793
Perpetual Ltd.	105,296	4,243,505
Pilbara Minerals Ltd.[a,b]	3,611,609	1,124,498
Platinum Asset Management Ltd.[a]	570,013	2,489,233
Premier Investments Ltd.	232,152	2,529,872
Primary Health Care Ltd.	1,073,438	2,905,161
Qantas Airways Ltd.	1,156,626	4,912,449
QBE Insurance Group Ltd.	2,753,494	26,049,295
Qube Holdings Ltd.	2,162,233	4,591,743
Ramsay Health Care Ltd.	285,533	16,089,089
REA Group Ltd.	114,599	6,314,650
Regis Resources Ltd.	1,111,035	3,397,191
Reliance Worldwide Corp. Ltd.[a]	1,003,341	2,675,399
Resolute Mining Ltd.	1,783,891	1,523,862
Retail Food Group Ltd.[a]	378,453	1,465,370
Rio Tinto Ltd.	843,204	44,287,996
Sandfire Resources NL	414,774	1,917,271
Santos Ltd.[b]	4,009,356	10,850,951
Saracen Mineral Holdings Ltd.[a,b]	2,219,439	2,383,192
Scentre Group	10,642,782	35,091,239
Seek Ltd.	688,819	9,403,612
Seven West Media Ltd.	2,178,428	1,408,710
Shopping Centres Australasia Property Group	1,761,173	3,051,092
Sigma Healthcare Ltd.	2,768,632	2,121,925
Sims Metal Management Ltd.	353,774	4,389,049
Sonic Healthcare Ltd.	775,586	13,801,730
South32 Ltd.	10,776,456	25,035,855
Southern Cross Media Group Ltd.	2,066,562	2,186,039
Spark Infrastructure Group	3,413,437	6,812,796
St. Barbara Ltd.[b]	1,208,343	2,614,285
Star Entertainment Grp Ltd. (The)	1,549,047	6,232,878
Steadfast Group Ltd.	1,817,173	3,757,418
Stockland	4,716,255	15,813,939
Suncorp Group Ltd.	2,575,610	29,383,655
Super Retail Group Ltd.	316,316	2,118,735
Sydney Airport	2,222,990	11,943,897
Syrah Resources Ltd.[a,b]	661,782	1,521,602
Tabcorp Holdings Ltd.	1,606,755	5,361,909
Tatts Group Ltd.	2,907,550	9,284,974

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Technology One Ltd.	698,583	$2,994,924
Telstra Corp. Ltd.	8,368,448	27,391,907
Tox Free Solutions Ltd.	743,696	1,419,015
TPG Telecom Ltd.[a]	778,877	3,488,392
Transurban Group	4,123,226	37,559,195
Treasury Wine Estates Ltd.	1,474,214	14,335,119
Vicinity Centres	6,658,019	14,617,436
Virtus Health Ltd.	414,041	1,854,384
Vocus Group Ltd.[a]	1,278,046	3,560,946
Webjet Ltd.	208,514	1,917,702
Wesfarmers Ltd.	2,326,651	75,655,262
Western Areas Ltd.[a,b]	834,968	1,579,835
Westfield Corp.	3,931,665	24,106,336
Westpac Banking Corp.	6,687,087	169,875,456
Whitehaven Coal Ltd.[b]	1,206,715	2,861,242
Woodside Petroleum Ltd.	1,564,045	36,423,289
Woolworths Ltd.	2,564,942	54,674,182
WorleyParsons Ltd.[b]	452,724	4,257,673

		2,321,662,133
AUSTRIA — 0.36%
Andritz AG	147,326	8,992,316
BUWOG AG	219,261	6,420,067
CA Immobilien Anlagen AG	151,336	3,889,670
DO & CO AGa	16,202	1,182,424
Erste Group Bank AG	603,034	24,965,973
EVN AG	64,327	981,011
IMMOFINANZ AGa	1,510,368	3,661,170
Lenzing AG	28,217	5,023,447
Oesterreichische Post AG	65,559	3,007,900
OMV AG	313,444	17,671,913
Raiffeisen Bank International AGb	317,193	9,319,351
RHI AG	62,295	2,344,391
S IMMO AG	120,024	1,787,251
Schoeller-Bleckmann Oilfield Equipment AGa,b	35,971	2,714,229
Semperit AG Holding[a]	28,221	859,098
Telekom Austria AG	357,829	3,220,215
UNIQA Insurance Group AG	256,747	2,647,759
Vienna Insurance Group AG Wiener Versicherung Gruppe	83,054	2,495,020
Voestalpine AG	211,358	10,680,335
Wienerberger AG	234,325	5,370,675
Zumtobel Group AG	65,174	1,287,073

		118,521,288

Security	Shares	Value
BELGIUM — 1.30%
Ablynx NVa,b	160,180	$2,417,310
Ackermans & van Haaren NV	47,049	8,475,938
Aedifica SA	44,608	4,068,584
Ageas	372,575	16,720,666
AGFA-Gevaert NVb	450,577	2,093,580
Anheuser-Busch InBev SA/NV	1,516,763	182,045,322
Barco NV	27,517	2,744,965
Befimmo SA	49,551	3,062,995
Bekaert SA	69,675	3,355,699
bpost SA	185,340	5,057,552
Cie. d’Entreprises CFE	15,467	2,273,980
Cofinimmo SA	37,550	4,750,329
Colruyt SA	125,754	7,024,750
D’ieteren SA/NV	50,668	2,392,491
Econocom Group SA/NVb	301,691	2,297,071
Elia System Operator SA/NV	66,795	3,901,342
Euronav NV	329,437	2,622,520
EVS Broadcast Equipment SA	45,560	1,843,777
Fagron[a,b]	111,512	1,517,852
Galapagos NVa,b	88,407	7,014,807
Gimv NV	53,404	3,367,280
Groupe Bruxelles Lambert SA	150,299	15,358,150
Ion Beam Applications	48,804	1,722,746
KBC Ancora	75,156	3,976,327
KBC Group NV	498,276	41,122,739
Kinepolis Group NV	38,872	2,222,760
Melexis NV	44,389	3,803,683
Nyrstar NVa,b	249,560	1,614,153
Ontex Group NV	165,864	5,669,103
Orange Belgium SA	89,163	2,191,819
Proximus SADP	288,370	10,095,956
Sofina SA	34,531	5,121,578
Solvay SA	143,683	20,548,504
Telenet Group Holding NVa,b	102,713	7,143,612
Tessenderlo Group SAb	68,512	2,995,970
UCB SA	250,039	18,147,650
Umicore SA	187,704	15,022,056
Warehouses De Pauw CVA	33,460	3,699,955

		429,505,571
DENMARK — 1.82%
ALK-Abello A/Sa	13,465	2,113,362
Alm Brand A/S	220,454	2,201,866
Ambu A/S Class Ba	59,278	3,848,397
AP Moller – Maersk A/S Class A	8,305	17,274,516

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
AP Moller – Maersk A/S Class B	12,190	$26,514,914
Bang & Olufsen A/Sb	83,039	1,448,129
Bavarian Nordic A/Sa,b	71,873	4,688,868
Carlsberg A/S Class B	198,405	21,971,082
Chr Hansen Holding A/S	189,535	15,204,507
Coloplast A/S Class B	236,761	20,269,187
D/S Norden A/Sa,b	70,129	1,385,314
Danske Bank A/S	1,545,619	62,362,375
Dfds A/S	65,853	3,740,716
DONG Energy A/Sd	297,833	14,302,255
DSV A/S	374,244	24,064,963
FLSmidth & Co. A/S	75,743	4,617,121
Genmab A/Sb	114,344	25,904,668
GN Store Nord A/S	289,345	8,770,741
H Lundbeck A/S	142,429	8,524,086
ISS A/S	321,629	13,140,202
Jyske Bank A/S Registered[a]	140,853	8,791,519
Matas A/S	108,199	1,663,901
Nets A/Sb,d	245,881	5,901,783
NKT A/Sb	57,266	5,016,046
NNIT A/Sd	32,650	1,040,427
Novo Nordisk A/S Class B	3,616,298	153,706,926
Novozymes A/S Class B	460,470	21,185,131
Pandora A/S	223,421	25,609,123
Per Aarsleff Holding A/S	56,916	1,412,151
Rockwool International A/S Class B	16,614	3,766,541
Royal Unibrew A/S	93,135	4,621,571
Scandinavian Tobacco Group A/Sd	110,875	1,782,395
Schouw & Co. AB	28,005	3,063,494
SimCorp A/S	85,033	5,296,658
Solar A/S Class B	14,663	869,415
Spar Nord Bank A/S	226,489	3,034,144
Sydbank A/S	142,889	5,935,161
TDC A/S	1,499,017	9,208,962
Topdanmark A/Sb	134,155	4,570,626
TORM PLC	69,772	724,528
Tryg A/S	222,362	4,995,315
Vestas Wind Systems A/S	443,692	43,189,918
William Demant Holding A/Sb	245,046	6,491,671

		604,224,675
FINLAND — 1.08%
Amer Sports OYJ	238,280	6,377,162
Cargotec OYJ Class B	78,358	4,767,021

Security	Shares	Value
Caverion Corp.[a,b]	215,739	$1,798,300
Citycon OYJ	845,932	2,293,915
Cramo OYJ	92,183	2,630,148
DNA OYJ	138,095	2,456,865
Elisa OYJ	273,773	11,223,009
Fortum OYJ	876,999	14,289,636
Huhtamaki OYJ	182,512	7,045,051
Kemira OYJ	236,385	2,968,134
Kesko OYJ Class B	125,053	6,300,007
Kone OYJ Class B	670,460	34,788,705
Konecranes OYJ	133,113	5,919,788
Metsa Board OYJ	446,369	3,144,459
Metso OYJ	223,153	7,072,061
Neste OYJ	266,785	11,521,588
Nokia OYJ	11,612,061	73,655,572
Nokian Renkaat OYJ	227,399	9,244,211
Oriola Corp. Class B	305,652	1,304,517
Orion OYJ Class B	207,069	10,431,866
Outokumpu OYJ	627,062	5,256,469
Outotec OYJ[b]	321,691	2,089,799
Ramirent OYJ	203,166	2,016,867
Sampo OYJ Class A	888,198	48,411,407
Sanoma OYJ	172,645	1,599,892
Stora Enso OYJ Class R	1,088,999	14,508,414
Technopolis OYJ	465,190	2,007,361
Tieto OYJ	116,811	3,690,902
UPM-Kymmene OYJ	1,057,784	28,696,414
Uponor OYJ	139,666	2,246,048
Valmet OYJ	264,974	4,811,029
Wartsila OYJ Abp	297,361	19,685,561
YIT OYJ	298,899	2,528,485

		356,780,663
FRANCE — 9.39%
AB Science SAa,b	83,363	964,176
ABC Arbitrage	201,102	1,451,048
Accor SA	366,298	16,955,042
Aeroports de Paris	66,873	11,278,535
Air France-KLM[b]	283,324	3,819,738
Air Liquide SA	769,885	94,127,958
Airbus SE	1,162,570	96,769,352
Albioma SA	115,193	2,695,880
Alstom SA	183,950	6,568,125
Alten SA	61,593	5,297,496
Altran Technologies SA	323,036	5,657,670
APERAM SA	96,368	4,665,720

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Arkema SA	131,881	$14,954,814
Assystem	26,609	1,015,826
Atos SE	189,493	28,697,317
AXA SA	3,847,041	113,210,163
BNP Paribas SA	2,233,550	172,669,202
Boiron SA	16,233	1,515,212
Bollore SA	1,690,012	7,810,699
Bonduelle SCA	45,683	1,746,689
Bourbon Corp.[a]	50,930	472,566
Bouygues SA	412,781	17,639,319
Bureau Veritas SA	528,645	11,994,884
Capgemini SE	320,159	34,727,024
Carrefour SA	1,114,924	26,690,842
Casino Guichard Perrachon SA	105,724	6,424,392
Cellectis SAa,b	69,858	1,699,141
Cie. de Saint-Gobain	978,127	54,074,125
Cie. Generale des Etablissements Michelin Class B	337,519	45,503,878
Cie. Plastic Omnium SA	115,488	4,425,214
CNP Assurances	344,565	8,287,344
Coface SAb	247,257	2,332,129
Credit Agricole SA	2,244,735	39,301,177
Danone SA	1,182,730	87,975,179
Dassault Aviation SA	3,951	5,898,951
Dassault Systemes SE	272,401	26,621,030
DBV Technologies SAa,b	45,397	4,056,515
Derichebourg SA	211,125	1,841,484
Edenred	473,050	12,381,522
Eiffage SA	147,539	14,237,690
Electricite de France SA	1,097,529	11,092,059
Elior Group[d]	215,422	5,693,021
Elis SAa	258,519	6,228,466
Engie SA	3,411,909	54,728,054
Eramet[a,b]	14,709	925,191
Essilor International SA	416,361	52,574,304
Esso SA Francaise[b]	5,745	384,659
Etablissements Maurel et Prom[a,b]	81,189	335,027
Euler Hermes Group	41,243	4,911,178
Eurazeo SA	80,393	6,535,315
Eurofins Scientific SE	24,011	13,316,546
Euronext NVd	126,753	7,382,428
Europcar Groupe SAd	199,899	2,896,520
Eutelsat Communications SA	358,032	9,662,325

Security	Shares	Value
Faurecia	151,495	$8,382,294
FFP	14,015	1,481,184
Fnac Darty SAb	40,819	3,850,050
Fonciere des Regions	57,737	5,556,714
Gaztransport Et Technigaz SA	62,538	2,966,989
Gecina SA	84,018	12,639,708
Genfit[a,b]	70,042	2,230,474
Groupe Eurotunnel SE Registered	911,947	10,065,892
Guerbet[a]	15,276	1,368,611
Havas SA	435,702	4,749,091
Hermes International	63,305	31,944,478
ICADE	64,554	5,523,245
Iliad SA	53,851	13,310,754
Imerys SA	69,394	5,989,718
Ingenico Group SA	115,585	12,076,671
Innate Pharma SAa,b	120,794	1,543,792
Ipsen SA	78,880	10,067,203
IPSOS	77,003	2,648,245
JCDecaux SA	159,828	5,663,483
Kering	151,953	52,939,616
Klepierre	419,962	17,020,281
Korian SA	105,165	3,464,269
L’Oreal SA	511,213	105,536,347
Lagardere SCA	239,699	7,842,296
Legrand SA	522,295	35,961,909
LISI	43,316	2,079,809
LVMH Moet Hennessy Louis Vuitton SE	555,214	139,232,916
Maisons du Monde SAd	83,912	3,098,065
Marie Brizard Wine & Spirits SAa,b	91,133	1,579,454
Mercialys SA	146,727	2,958,150
Mersen SA	52,646	1,938,436
Metropole Television SA	99,627	2,402,650
Natixis SA	1,855,701	13,440,101
Naturex[a,b]	18,795	1,901,048
Neopost SA	73,414	3,351,415
Nexans SA	59,412	3,388,863
Nexity SA	79,014	4,223,298
Orange SA	3,929,698	65,882,913
Orpea	89,740	10,252,360
Parrot SAa,b	74,816	885,609
Pernod Ricard SA	424,828	58,727,296
Peugeot SA	952,786	20,427,852
Publicis Groupe SA	404,703	30,494,342

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Rallye SA	58,985	$1,248,303
Remy Cointreau SA	51,548	5,911,596
Renault SA	351,094	31,525,673
Rexel SA	601,461	9,491,610
Rubis SCA	163,640	10,372,006
Safran SA	622,172	58,631,944
Sanofi	2,326,786	221,437,727
Sartorius Stedim Biotech	61,523	4,368,097
Schneider Electric SE	1,112,991	87,065,601
SCOR SE	351,224	14,747,933
SEB SA	47,482	8,416,789
SES SA	746,487	17,492,159
Societe BIC SA	59,381	6,935,914
Societe Generale SA	1,527,489	89,325,157
Sodexo SA	187,821	22,106,462
SOITEC[b]	42,482	2,682,122
Sopra Steria Group	32,340	5,568,723
SPIE SA	205,460	5,748,295
STMicroelectronics NV	1,291,203	21,967,209
Suez	804,716	14,497,063
Tarkett SA	72,979	3,009,329
Technicolor SA Registered	845,943	3,063,912
Teleperformance	116,331	16,136,205
Television Francaise 1	155,983	2,278,571
Thales SA	221,270	24,415,521
Total SA	4,607,700	233,379,384
Trigano SA	21,476	2,815,608
Ubisoft Entertainment SAb	138,541	8,727,252
Unibail-Rodamco SE	192,909	48,069,407
Valeo SA	471,573	32,547,353
Vallourec SAa,b	688,151	4,050,162
Veolia Environnement SA	967,221	21,729,448
Vicat SA	37,521	2,729,440
Vinci SA	1,001,740	89,452,882
Virbac SAb	9,646	1,714,425
Vivendi SA	2,050,032	47,300,473
Wendel SA	57,202	8,578,520
Worldline SA/France[b,d]	114,265	4,620,845
Zodiac Aerospace	428,250	12,193,504

		3,112,560,676
GERMANY — 8.49%
Aareal Bank AG	115,161	4,792,854
adidas AG	375,781	85,507,882
ADO Properties SAa,d	73,391	3,301,477
ADVA Optical Networking SEa,b	131,356	996,890

Security	Shares	Value
AIXTRON SEb	252,892	$2,240,373
Allianz SE Registered	906,606	192,400,021
Alstria office REIT AG	295,842	4,323,350
AURELIUS Equity Opportunities SE & Co KGaA[a]	49,505	2,905,481
Aurubis AG	66,956	5,942,691
Axel Springer SE	98,452	6,237,869
BASF SE	1,827,796	173,669,238
Bayer AG Registered	1,649,572	208,390,287
Bayerische Motoren Werke AG	653,004	59,828,315
BayWa AG	32,376	1,192,663
Bechtle AG	62,714	4,499,239
Beiersdorf AG	196,583	21,485,215
Bertrandt AG	16,322	1,550,076
Bilfinger SEa	70,821	2,885,273
Borussia Dortmund GmbH & Co. KGaA	279,686	1,970,256
Brenntag AG	304,789	17,228,864
CANCOM SEa	38,125	2,499,187
Carl Zeiss Meditec AG Bearer	83,895	4,480,725
Cewe Stiftung & Co. KGAA	20,583	1,815,199
comdirect bank AG	64,705	812,078
Commerzbank AGb	2,124,856	27,757,688
CompuGroup Medical SEa	53,426	3,172,140
Continental AG	216,581	48,644,008
Covestro AGd	229,148	17,728,268
CTS Eventim AG & Co. KGaA	103,814	4,790,609
Daimler AG Registered	1,902,190	132,968,682
Deutsche Bank AG Registered	4,131,540	73,504,719
Deutsche Beteiligungs AG	45,815	2,150,373
Deutsche Boerse AG	386,503	40,287,311
Deutsche Euroshop AG	90,794	3,765,349
Deutsche Lufthansa AG Registered	468,680	10,043,032
Deutsche Pfandbriefbank AGd	232,306	3,052,492
Deutsche Post AG Registered	2,078,651	80,383,968
Deutsche Telekom AG Registered	6,480,038	117,999,315
Deutsche Wohnen AG Bearer	705,474	27,851,291
DEUTZ AG	254,794	1,885,926
Dialog Semiconductor PLC[b]	158,812	6,910,072
DIC Asset AG	145,180	1,560,190
Diebold Nixdorf AG	20,158	1,709,272
DMG Mori AG	60,328	3,551,359
Drillisch AG	96,640	6,451,205

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Duerr AG	53,103	$6,448,672
E.ON SE	4,425,861	43,638,909
ElringKlinger AGa	69,203	1,202,642
Evonik Industries AG	320,403	10,879,353
Evotec AGa,b	284,954	4,098,723
Fraport AG Frankfurt Airport Services Worldwide[a]	83,020	8,282,659
Freenet AG	242,513	8,157,382
Fresenius Medical Care AG & Co. KGaA	424,892	39,970,634
Fresenius SE & Co. KGaA	825,565	69,525,792
GEA Group AG	361,608	14,642,511
Gerresheimer AG	62,292	5,124,070
Gerry Weber International AGa	85,840	1,092,006
Grammer AG	30,755	1,740,488
Grand City Properties SA	235,209	4,855,725
GRENKE AGa	58,281	5,018,822
Hamborner REIT AG	221,900	2,371,326
Hamburger Hafen und Logistik AG	67,521	1,883,509
Hannover Rueck SE	119,609	15,046,736
Hapag-Lloyd AGa,b,d	55,943	2,202,958
HeidelbergCement AG	292,228	28,879,090
Heidelberger Druckmaschinen AGa,b	621,865	2,110,090
Henkel AG & Co. KGaA	215,913	27,085,349
HOCHTIEF AG	38,766	6,901,476
HUGO BOSS AG	131,926	9,912,617
Hypoport AGa,b	8,617	1,183,576
Indus Holding AG	46,453	3,464,083
Infineon Technologies AG	2,240,869	48,572,910
Innogy SEd	284,125	11,886,891
Jenoptik AG	137,157	3,767,801
K+S AG Registered[a]	378,962	9,827,287
KION Group AG	140,057	12,108,784
Kloeckner & Co. SEa	181,385	1,996,960
Koenig & Bauer AG	30,950	2,416,372
Krones AGa	32,896	4,082,058
KWS Saat SEa	4,814	1,950,457
Lanxess AG	183,161	14,084,059
LEG Immobilien AG	124,229	11,906,226
LEONI AG	66,403	3,913,284
Linde AG	369,214	70,432,110
MAN SE	64,934	7,167,287
Merck KGaA	253,936	27,798,426

Security	Shares	Value
METRO AG	347,894	$3,896,999
Metro Wholesale & Food Specialist AGa,b	344,894	6,939,145
MLP AG	229,354	1,673,829
MorphoSys AGa,b	56,693	4,126,100
MTU Aero Engines AG	103,574	15,136,006
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	313,855	67,161,394
Nemetschek SEa	40,724	3,153,535
Nordex SEa,b	151,821	2,065,626
NORMA Group SE	68,429	4,137,159
Osram Licht AG	176,415	14,665,614
PATRIZIA Immobilien AGa,b	110,973	1,999,847
Pfeiffer Vacuum Technology AG	16,248	2,744,155
ProSiebenSat.1 Media SE Registered	461,941	18,435,682
QIAGEN NV	435,874	14,453,317
Rational AG	6,544	4,097,252
Rheinmetall AG	86,410	8,598,456
RHOEN-KLINIKUM AG	81,448	2,556,245
Rocket Internet SEa,b,d	117,414	2,410,779
RTL Group SAb	80,955	6,280,346
RWE AGb	1,044,618	21,941,047
SAF-Holland SAa	125,742	2,214,853
Salzgitter AGa	75,532	3,376,417
SAP SE	1,957,720	206,995,163
SGL Carbon SEa,b	158,668	1,993,227
Siemens AG Registered	1,524,642	206,269,300
Siltronic AGb	45,586	4,944,625
Sixt SE	29,863	2,102,651
SMA Solar Technology AGa	35,928	1,298,731
Software AG	102,488	4,466,607
STADA Arzneimittel AGa	111,426	8,644,233
STRATEC Biomedical AG	16,406	1,000,210
Stroeer SE & Co. KGaA[a]	57,248	3,679,176
Suedzucker AG	151,945	3,229,953
Symrise AG	244,756	17,091,851
TAG Immobilien AG	268,990	4,398,723
Takkt AG	81,440	1,990,929
Telefonica Deutschland Holding AG	1,475,007	7,594,362
thyssenkrupp AG	730,686	21,610,206

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF
July 31, 2017

Security	Shares	Value
TLG Immobilien AG	168,905	$3,646,237
Uniper SE	411,443	8,435,742
United Internet AG Registered[e]	245,995	14,933,555
Volkswagen AG	69,273	10,858,413
Vonovia SE	919,807	37,147,937
Vossloh AGb	28,367	1,877,920
Wacker Chemie AGa	32,422	4,009,861
Wacker Neuson SE	73,623	1,969,961
WCM Beteiligungs & Grundbesitz-AG	514,220	1,933,988
Wirecard AGa	235,169	17,936,233
XING AGa	8,288	2,423,346
Zalando SEa,b,d	225,612	10,058,664
Zeal Network SE	37,695	1,035,509
zooplus AGa,b	13,905	2,644,353

		2,813,038,351
HONG KONG — 3.31%
AIA Group Ltd.	24,221,600	190,884,872
ASM Pacific Technology Ltd.	584,900	7,578,840
Bank of East Asia Ltd. (The)[a]	2,418,200	10,356,880
BOC Hong Kong Holdings Ltd.	7,520,000	37,021,568
Brightoil Petroleum Holdings Ltd.[a,b]	5,792,000	1,505,446
Cafe de Coral Holdings Ltd.[a]	698,000	2,247,678
Champion REIT	3,929,000	3,058,625
Cheung Kong Property Holdings Ltd.	5,374,016	43,521,125
China LNG Group Ltd.[a,b]	38,405,000	614,665
China Strategic Holdings Ltd.[a,b]	29,840,000	401,170
Chow Sang Sang Holdings International Ltd.	575,000	1,344,340
Citic Telecom International Holdings Ltd.	3,837,000	1,169,255
CK Hutchison Holdings Ltd.	5,396,016	71,093,391
CK Infrastructure Holdings Ltd.	1,370,000	12,778,820
CK Life Sciences International Holdings Inc.	6,248,000	511,990
CLP Holdings Ltd.	3,299,500	35,170,051
Dah Sing Banking Group Ltd.	833,600	1,786,709
Dah Sing Financial Holdings Ltd.[a]	348,000	2,464,024
Digital Domain Holdings Ltd.[a,b]	15,440,000	583,190
Far East Consortium International Ltd./HK	2,865,000	1,581,039
First Pacific Co. Ltd./Hong Kong	4,274,250	3,201,521

Security	Shares	Value
Freeman FinTech Corp. Ltd.[b]	15,720,000	$1,006,383
G-Resources Group Ltd.[b]	43,079,400	562,614
Galaxy Entertainment Group Ltd.	4,819,000	29,832,801
Giordano International Ltd.	2,314,000	1,288,823
Global Brands Group Holding Ltd.[b]	12,758,000	1,208,801
Great Eagle Holdings Ltd.	432,000	2,370,147
Guotai Junan International Holdings Ltd.[a]	5,771,000	1,780,774
Haitong International Securities Group Ltd.	4,567,000	2,637,231
Hang Lung Group Ltd.	1,722,000	6,548,325
Hang Lung Properties Ltd.	4,195,000	10,452,386
Hang Seng Bank Ltd.	1,538,500	33,487,833
Henderson Land Development Co. Ltd.	2,339,290	13,538,269
HK Electric Investments & HK Electric Investments Ltd.[d]	5,633,500	5,344,870
HKBN Ltd.[a]	2,476,000	2,447,420
HKT Trust & HKT Ltd.	7,425,200	9,735,286
Hong Kong & China Gas Co. Ltd.	17,410,622	32,948,022
Hong Kong Exchanges & Clearing Ltd.[a]	2,329,200	66,445,044
Hongkong Land Holdings Ltd.	2,535,100	19,063,952
Hopewell Holdings Ltd.	944,000	3,620,007
Hsin Chong Group Holdings Ltd.[b]	7,490,000	306,883
Hutchison Telecommunications Hong Kong Holdings Ltd.	4,104,000	1,576,410
Hysan Development Co. Ltd.	1,211,000	5,861,065
Jardine Matheson Holdings Ltd.	453,000	28,905,930
Jardine Strategic Holdings Ltd.[a]	481,900	19,661,520
Johnson Electric Holdings Ltd.	719,750	2,561,929
Kerry Logistics Network Ltd.	1,167,000	1,679,491
Kerry Properties Ltd.	1,471,000	5,160,644
Langham Hospitality Investments and Langham Hospitality Investments Ltd.[a]	1,777,500	814,767
Li & Fung Ltd.	11,742,000	4,299,805
Link REIT	4,427,000	35,993,483

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Luk Fook Holdings International Ltd.	733,000	$2,693,559
Macau Legend Development Ltd.[a,b]	4,063,750	702,427
Man Wah Holdings Ltd.	3,340,000	2,886,628
Melco International Development Ltd.	1,657,000	3,924,957
Melco Resorts & Entertainment Ltd. ADR	526,607	10,637,461
MGM China Holdings Ltd.	1,970,800	3,880,963
MTR Corp. Ltd.	3,056,000	17,666,549
New World Development Co. Ltd.	12,099,000	16,358,897
NewOcean Energy Holdings Ltd.[b]	2,540,000	751,253
Nord Anglia Education Inc.[a,b]	101,952	3,355,240
NWS Holdings Ltd.	3,117,166	5,970,795
Orient Overseas International Ltd.[b]	464,000	4,322,068
Pacific Basin Shipping Ltd.[a,b]	9,525,000	2,085,459
Pacific Textiles Holdings Ltd.[a]	1,544,000	1,747,593
PCCW Ltd.	8,764,000	4,937,370
Power Assets Holdings Ltd.	2,783,500	27,584,989
Prosperity REIT	3,444,000	1,512,509
Regal REIT[a]	699,000	219,272
Regina Miracle International Holdings Ltd.[a,d]	876,000	771,673
Sa Sa International Holdings Ltd.	2,584,000	949,544
Sands China Ltd.	4,856,800	22,542,333
Shangri-La Asia Ltd.	2,492,000	4,052,214
Shun Tak Holdings Ltd.[a,b]	3,384,000	1,460,161
Sino Land Co. Ltd.	6,248,000	10,319,802
SITC International Holdings Co. Ltd.	2,923,000	2,432,668
SJM Holdings Ltd.	4,162,000	4,167,249
SmarTone Telecommunications Holdings Ltd.[a]	886,000	1,163,916
Sun Hung Kai Properties Ltd.	2,904,000	44,990,685
Sunlight REIT	1,510,000	993,758
Swire Pacific Ltd. Class A	970,000	9,674,974
Swire Properties Ltd.	2,596,000	8,974,476
Techtronic Industries Co. Ltd.	2,832,500	12,602,751
Television Broadcasts Ltd.	676,700	2,478,009

Security	Shares	Value
Texwinca Holdings Ltd.[a]	1,490,000	$904,285
Town Health International Medical Group Ltd.[a]	7,460,000	563,549
Truly International Holdings Ltd.[a]	3,974,000	1,333,122
United Laboratories International Holdings Ltd. (The)[a,b]	1,628,000	1,021,389
Value Partners Group Ltd.[a]	2,318,000	2,157,687
VTech Holdings Ltd.	366,600	5,304,098
WH Group Ltd.[d]	16,313,000	15,310,114
Wharf Holdings Ltd. (The)	2,429,000	20,666,319
Wheelock & Co. Ltd.	1,651,000	12,450,964
Wynn Macau Ltd.	3,294,400	7,145,463
Xinyi Glass Holdings Ltd.	3,738,000	3,867,152
Yue Yuen Industrial Holdings Ltd.	1,455,500	6,010,112

		1,095,562,570
IRELAND — 0.52%
Bank of Ireland Group PLC[b]	1,907,875	15,858,169
C&C Group PLC	668,173	2,410,596
CRH PLC	1,647,408	57,676,450
Dalata Hotel Group PLC[b]	377,204	2,112,438
Glanbia PLC	382,264	7,887,066
Green REIT PLC	1,285,747	2,234,431
Hibernia REIT PLC	1,407,333	2,327,923
Irish Continental Group PLC	340,469	2,155,589
Kerry Group PLC Class A	322,951	29,070,982
Kingspan Group PLC	320,153	10,614,191
Origin Enterprises PLC	250,584	1,943,986
Paddy Power Betfair PLC	161,400	16,106,204
Ryanair Holdings PLC ADR[b]	59,535	6,747,102
Smurfit Kappa Group PLC	487,484	14,437,567

		171,582,694
ISRAEL — 0.77%
Airport City Ltd.[b]	156,747	2,066,389
Alony Hetz Properties & Investments Ltd.	233,001	2,322,221
Azrieli Group Ltd.	93,476	5,107,189
Bank Hapoalim BM	2,157,743	14,953,094
Bank Leumi Le-Israel BM	2,930,246	14,083,685
Bezeq The Israeli Telecommunication Corp. Ltd.	4,327,544	6,424,638
Caesarstone Ltd.[b]	58,407	2,050,086

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Cellcom Israel Ltd.[b]	123,663	$1,152,599
Check Point Software Technologies Ltd.[a,b]	264,919	28,023,132
Clal Insurance Enterprises Holdings Ltd.[b]	78,144	1,263,290
CyberArk Software Ltd.[b]	68,025	2,835,282
Delek Automotive Systems Ltd.	105,002	869,240
Delek Group Ltd.	10,769	2,207,102
El Al Israel Airlines	1,067,356	1,014,616
Elbit Systems Ltd.	48,677	6,155,899
First International Bank of Israel Ltd.	118,489	2,163,484
Frutarom Industries Ltd.	83,235	5,896,757
Gazit-Globe Ltd.	218,701	2,087,547
Harel Insurance Investments & Financial Services Ltd.	288,750	1,717,949
Israel Chemicals Ltd.	1,113,300	5,319,597
Israel Corp. Ltd. (The)[b]	8,797	1,947,997
Israel Discount Bank Ltd. Class Ab	2,350,407	6,063,692
Ituran Location and Control Ltd.	62,370	1,902,285
Kenon Holdings Ltd./Singapore[a,b]	49,251	681,924
Melisron Ltd.	41,541	2,117,950
Migdal Insurance & Financial Holding Ltd.	1,124,435	1,153,842
Mizrahi Tefahot Bank Ltd.	302,770	5,472,977
Mobileye NVb	402,339	25,468,059
Nice Ltd.	130,530	9,702,025
Oil Refineries Ltd.	4,837,226	2,250,189
Orbotech Ltd.[b]	104,968	3,722,165
Partner Communications Co. Ltd.[b]	275,411	1,396,435
Paz Oil Co. Ltd.	19,243	3,215,725
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	27,444	1,302,856
Shikun & Binui Ltd.	540,451	1,243,831
Shufersal Ltd.	287,413	1,562,247
SodaStream International Ltd.[b]	46,236	2,604,012
Strauss Group Ltd.	110,272	2,112,573
Taro Pharmaceutical Industries Ltd.[a,b]	35,700	4,081,581

Security	Shares	Value
Teva Pharmaceutical Industries Ltd. ADR	1,833,447	$58,981,990
Tower Semiconductor Ltd.[b]	189,261	5,040,017
Wix.com Ltd.[a,b]	64,317	3,968,359

		253,706,527
ITALY — 2.58%
A2A SpA	3,275,826	5,553,845
ACEA SpA	142,468	2,129,858
Amplifon SpA	195,580	2,799,350
Anima Holding SpA[d]	513,682	4,160,688
Assicurazioni Generali SpA	2,482,664	44,871,865
Astaldi SpA	168,524	1,118,624
ASTM SpA	96,692	2,103,299
Atlantia SpA	939,054	28,442,561
Autogrill SpA	285,203	3,372,633
Azimut Holding SpA	231,021	5,158,761
Banca Generali SpA	120,659	4,267,711
Banca IFIS SpA	49,523	2,317,989
Banca Mediolanum SpA	506,466	4,412,744
Banca Popolare di Sondrio SCPA	1,021,835	4,450,325
Banco BPM SpA[a,b]	3,049,966	11,111,367
Beni Stabili SpA SIIQ	2,538,909	2,020,528
BPER Banca	981,148	5,381,313
Brembo SpA	295,317	4,526,326
Buzzi Unicem SpA	175,348	4,424,137
Cerved Information Solutions SpA	446,641	5,107,923
CIR-Compagnie Industriali Riunite SpA	914,595	1,357,590
CNH Industrial NV	2,042,138	23,595,283
Credito Emiliano SpA	206,129	1,771,661
Credito Valtellinese SpA[a,b]	290,131	1,399,728
Danieli & C Officine Meccaniche SpA	38,632	991,106
Danieli & C Officine Meccaniche SpA RSP	62,714	1,168,989
Davide Campari-Milano SpA	1,170,509	8,632,093
De’ Longhi SpA	122,128	4,000,014
DiaSorin SpA	45,616	3,958,303
Ei Towers SpA	38,192	2,327,968
Enav SpA[d]	536,535	2,453,126
Enel SpA	16,532,698	94,029,700
Eni SpA	5,086,620	80,181,601
ERG SpA	131,950	1,879,275

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
EXOR NV	217,950	$13,002,337
Ferrari NV	247,230	25,971,252
Fiat Chrysler Automobiles NVb	2,422,476	29,132,226
FinecoBank Banca Fineco SpA	845,166	7,388,686
Geox SpA[a]	316,528	1,250,922
Hera SpA	1,647,731	5,303,505
Industria Macchine Automatiche SpA	35,882	3,543,035
Infrastrutture Wireless Italiane SpA[d]	563,536	3,621,030
Interpump Group SpA[a]	149,507	4,535,397
Intesa Sanpaolo SpA	25,254,086	86,703,583
Iren SpA	1,314,626	3,332,381
Italgas SpA	1,229,194	6,738,875
Leonardo SpA	565,767	9,825,494
Luxottica Group SpA	337,744	19,460,052
MARR SpA	102,091	2,602,299
Mediaset SpA[a,b]	955,579	3,724,633
Mediobanca SpA	1,137,004	11,816,758
Moncler SpA	340,833	9,121,820
OVS SpA[d]	318,630	2,398,621
Piaggio & C SpA	526,492	1,457,484
Poste Italiane SpA[d]	1,107,424	8,121,165
Prysmian SpA	415,198	13,241,480
Recordati SpA	210,756	8,970,180
Reply SpA	12,185	2,567,226
Safilo Group SpA[b]	104,374	798,025
Salini Impregilo SpA[a]	459,273	1,609,288
Salvatore Ferragamo SpA	101,461	2,931,949
Saras SpA	1,077,972	2,469,416
Snam SpA	4,605,476	21,697,716
Societa Cattolica di Assicurazioni Scrl	333,017	2,868,142
Societa Iniziative Autostradali e Servizi SpA	152,028	2,082,782
Telecom Italia SpA/Milano[b]	23,129,006	23,737,762
Tenaris SA	980,922	15,485,637
Terna Rete Elettrica Nazionale SpA	2,890,659	16,447,436
Tod’s SpA[a]	27,983	1,936,629
UniCredit SpA[b]	4,143,182	81,283,305
Unione di Banche Italiane SpA	2,153,778	10,375,602
Unipol Gruppo Finanziario SpA	883,261	4,123,806
UnipolSai Assicurazioni SpA	2,313,841	5,338,735

Security	Shares	Value
Yoox Net-A-Porter Group SpA[a,b]	118,005	$3,888,627

		856,383,582
JAPAN — 24.07%
77 Bank Ltd. (The)	667,000	3,434,753
ABC-Mart Inc.	61,400	3,495,235
Acom Co. Ltd.[a,b]	890,000	3,785,692
Activia Properties Inc.	1,116	5,004,552
Adastria Co. Ltd.	57,900	1,444,159
ADEKA Corp.	185,500	2,850,618
Advance Residence Investment Corp.	2,429	5,922,192
Advantest Corp.	328,300	6,022,572
Aeon Co. Ltd.	1,252,700	18,848,036
Aeon Delight Co. Ltd.	46,600	1,554,107
AEON Financial Service Co. Ltd.	215,700	4,687,051
Aeon Mall Co. Ltd.	238,000	4,525,436
AEON REIT Investment Corp.	2,495	2,729,947
Ai Holdings Corp.	83,200	2,289,045
Aica Kogyo Co. Ltd.	105,400	3,381,538
Aichi Steel Corp.	22,200	928,223
Aida Engineering Ltd.	157,600	1,593,187
Aiful Corp.[a,b]	720,600	2,491,237
Ain Holdings Inc.	46,700	3,360,016
Air Water Inc.	313,100	6,072,431
Aisin Seiki Co. Ltd.	363,000	18,889,995
Ajinomoto Co. Inc.	1,115,900	22,409,902
Akebono Brake Industry Co. Ltd.[b]	304,500	1,008,616
Alfresa Holdings Corp.	370,100	6,806,129
Alpine Electronics Inc.	103,700	1,891,086
Alps Electric Co. Ltd.	407,000	11,087,108
Amada Holdings Co. Ltd.	700,000	7,988,597
Amano Corp.	140,500	3,195,407
ANA Holdings Inc.	2,939,000	10,067,528
Anritsu Corp.	309,400	2,494,913
AOKI Holdings Inc.	79,200	1,023,554
Aoyama Trading Co. Ltd.	83,900	2,919,548
Aozora Bank Ltd.	2,109,000	8,092,819
Arcs Co. Ltd.	85,600	1,849,973
Ariake Japan Co. Ltd.	42,000	3,006,652
Asahi Diamond Industrial Co. Ltd.	210,400	1,589,972
Asahi Glass Co. Ltd.	414,300	17,435,133

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Asahi Group Holdings Ltd.	776,700	$31,624,719
Asahi Holdings Inc.	56,400	1,058,122
Asahi Intecc Co. Ltd.	95,700	4,295,869
Asahi Kasei Corp.	2,694,000	30,830,019
Asatsu-DK Inc.	73,600	1,884,378
Asics Corp.	325,500	5,912,290
ASKUL Corp.[a]	53,100	1,624,309
Astellas Pharma Inc.	4,336,000	55,252,165
Atom Corp.[a]	238,400	1,700,160
Autobacs Seven Co. Ltd.	139,300	2,317,149
Avex Group Holdings Inc.	111,700	1,466,824
Awa Bank Ltd. (The)	372,000	2,440,834
Azbil Corp.	132,700	5,230,178
Bandai Namco Holdings Inc.	395,400	13,723,327
Bando Chemical Industries Ltd.	57,300	585,990
Bank of Iwate Ltd. (The)	20,000	777,411
Bank of Kyoto Ltd. (The)	587,000	5,620,580
Bank of Nagoya Ltd. (The)[a]	20,700	760,596
Bank of Okinawa Ltd. (The)	34,400	1,355,826
Bank of Saga Ltd. (The)	167,000	394,470
Bank of the Ryukyus Ltd.	80,200	1,143,900
Benesse Holdings Inc.	142,600	5,452,600
BIC Camera Inc.	187,100	2,169,104
BML Inc.	62,800	1,289,590
Bridgestone Corp.	1,324,900	55,840,167
Broadleaf Co. Ltd.	170,600	1,145,619
Brother Industries Ltd.	489,500	12,492,782
Calbee Inc.	158,300	6,554,346
Canon Electronics Inc.	65,300	1,268,828
Canon Inc.	2,123,500	73,739,712
Canon Marketing Japan Inc.	99,300	2,189,192
Capcom Co. Ltd.	83,000	2,055,939
Casio Computer Co. Ltd.	398,100	6,514,003
Cawachi Ltd.	38,900	958,638
Central Glass Co. Ltd.	391,000	1,716,232
Central Japan Railway Co.	287,300	46,152,088
Chiba Bank Ltd. (The)	1,370,000	9,819,811
Chiyoda Co. Ltd.	32,700	851,126
Chiyoda Corp.	363,000	2,178,099
Chofu Seisakusho Co. Ltd.	18,700	456,775
Chubu Electric Power Co. Inc.	1,337,300	17,536,972
Chugai Pharmaceutical Co. Ltd.	465,200	18,671,994
Chugoku Bank Ltd. (The)	336,700	4,875,515

Security	Shares	Value
Chugoku Electric Power Co. Inc. (The)	586,800	$6,420,573
Ci:z Holdings Co. Ltd.	60,400	2,170,125
Citizen Watch Co. Ltd.	608,400	4,520,534
CKD Corp.	125,300	2,099,012
Coca-Cola Bottlers Japan Inc.	244,850	7,379,071
Cocokara fine Inc.	43,000	2,245,441
COLOPL Inc.[a]	118,100	1,322,139
Colowide Co. Ltd.[a]	146,900	2,547,268
Comforia Residential REIT Inc.	1,049	2,205,373
COMSYS Holdings Corp.	208,400	4,266,264
Concordia Financial Group Ltd.	2,567,900	12,940,013
COOKPAD Inc.[a]	124,800	1,067,342
Cosel Co. Ltd.	87,900	1,079,509
Cosmo Energy Holdings Co. Ltd.	134,400	2,323,218
Cosmos Pharmaceutical Corp.	19,200	4,079,967
Create SD Holdings Co. Ltd.	54,000	1,363,989
Credit Saison Co. Ltd.	302,500	5,814,833
CyberAgent Inc.	205,500	6,351,260
CYBERDYNE Inc.[a,b]	199,000	2,703,281
Dai Nippon Printing Co. Ltd.	1,018,000	11,212,326
Dai-ichi Life Holdings Inc.	2,175,600	37,626,785
Daibiru Corp.	91,400	1,029,020
Daicel Corp.	566,500	7,377,651
Daido Steel Co. Ltd.	589,000	3,582,135
Daifuku Co. Ltd.	208,400	7,195,312
Daihen Corp.	262,000	2,335,581
Daiichi Sankyo Co. Ltd.	1,144,800	24,948,445
Daiichikosho Co. Ltd.	74,900	3,599,430
Daikin Industries Ltd.	503,900	53,356,532
Daikyo Inc.	611,000	1,277,352
Daikyonishikawa Corp.	87,500	1,307,412
Daio Paper Corp.[a]	143,400	1,859,742
Daiseki Co. Ltd.	86,400	2,047,890
Daishi Bank Ltd. (The)	513,000	2,349,228
Daito Trust Construction Co. Ltd.	140,300	23,667,967
Daiwa House Industry Co. Ltd.	1,140,700	39,735,321
Daiwa House REIT Investment Corp.	2,829	6,994,731
Daiwa Office Investment Corp.	617	3,032,092
Daiwa Securities Group Inc.	3,273,000	18,842,077
Daiwabo Holdings Co. Ltd.	481,000	1,889,262
DCM Holdings Co. Ltd.	205,600	1,788,150
DeNA Co. Ltd.	209,000	4,586,859

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Denka Co. Ltd.	887,000	$4,936,920
Denso Corp.	949,200	45,580,843
Dentsu Inc.	430,300	20,094,556
DIC Corp.	163,900	6,207,715
Digital Garage Inc.	85,700	1,627,986
Dip Corp.	72,200	1,521,169
Disco Corp.	58,200	10,307,923
DMG Mori Co. Ltd.	220,300	3,656,547
Don Quijote Holdings Co. Ltd.	232,000	8,430,065
Doshisha Co. Ltd.	36,000	723,942
Doutor Nichires Holdings Co. Ltd.	78,400	1,729,135
Dowa Holdings Co. Ltd.	520,000	4,202,543
DTS Corp.	73,700	2,247,785
Duskin Co. Ltd.	108,300	2,935,504
Earth Chemical Co. Ltd.	35,800	1,986,099
East Japan Railway Co.	653,400	61,203,584
Ebara Corp.	194,600	5,697,371
EDION Corp.[a]	159,700	1,468,439
Eighteenth Bank Ltd. (The)	215,000	572,062
Eisai Co. Ltd.	537,500	28,792,819
Eizo Corp.	40,800	1,633,920
Electric Power Development Co. Ltd.	300,700	7,600,843
en-japan Inc.	60,100	1,721,494
Enplas Corp.	33,300	1,366,718
EPS Holdings Inc.	89,100	1,459,532
Euglena Co. Ltd.[a,b]	166,400	1,743,891
Exedy Corp.	65,300	2,041,825
Ezaki Glico Co. Ltd.	90,100	4,729,445
FamilyMart UNY Holdings Co. Ltd.	164,600	9,206,100
Fancl Corp.	85,300	1,831,138
FANUC Corp.	388,700	79,379,298
Fast Retailing Co. Ltd.	107,300	32,162,324
FCC Co. Ltd.	70,300	1,538,399
Fields Corp.	56,600	600,346
Financial Products Group Co. Ltd.	158,800	1,795,024
Foster Electric Co. Ltd.	62,600	1,227,695
FP Corp.[a]	52,900	2,886,891
France Bed Holdings Co. Ltd.	77,500	704,195
Frontier Real Estate Investment Corp.	870	3,712,430
Fuji Co. Ltd./Ehime	32,000	795,837

Security	Shares	Value
Fuji Electric Co. Ltd.	1,111,000	$6,113,290
Fuji Kyuko Co. Ltd.[a]	96,000	1,008,697
Fuji Machine Manufacturing Co. Ltd.	152,000	2,470,628
Fuji Oil Holdings Inc.	122,300	2,886,632
Fuji Seal International Inc.	100,500	2,815,037
Fuji Soft Inc.	51,000	1,460,835
FUJIFILM Holdings Corp.	835,800	30,657,472
Fujikura Ltd.	512,500	4,313,544
Fujimi Inc.	58,400	1,317,627
Fujitec Co. Ltd.	141,800	1,954,490
Fujitsu General Ltd.	123,100	2,591,344
Fujitsu Ltd.	3,944,000	29,401,084
Fujiya Co. Ltd.	41,300	925,835
Fukuoka Financial Group Inc.	1,489,000	6,859,143
Fukuoka REIT Corp.	1,360	2,092,402
Fukuyama Transporting Co. Ltd.	277,000	1,767,365
Funai Electric Co. Ltd.[a]	91,300	826,282
Furukawa Co. Ltd.	806,000	1,495,362
Furukawa Electric Co. Ltd.	140,400	6,327,816
Futaba Corp.	78,800	1,442,711
Fuyo General Lease Co. Ltd.	41,600	2,435,875
Geo Holdings Corp.	102,900	1,123,104
Global One Real Estate Investment Corp.	524	1,837,640
Glory Ltd.	115,500	3,841,463
GLP J-REIT	4,988	5,417,078
GMO Internet Inc.	144,400	1,859,643
GMO Payment Gateway Inc.[a]	36,800	2,168,134
Goldcrest Co. Ltd.	45,000	1,001,041
Gree Inc.	266,200	2,040,557
GS Yuasa Corp.	677,000	3,192,153
GungHo Online Entertainment Inc.	887,100	2,392,468
Gunma Bank Ltd. (The)	730,600	4,278,005
Gunze Ltd.	390,000	1,503,597
Gurunavi Inc.	71,700	1,170,612
H2O Retailing Corp.	175,400	2,866,848
Hachijuni Bank Ltd. (The)	839,200	5,324,035
Hakuhodo DY Holdings Inc.	478,600	6,709,366
Hamamatsu Photonics KK	288,100	9,151,826
Hankyu Hanshin Holdings Inc.	462,400	16,467,207
Hankyu REIT Inc.	1,301	1,656,642
Hanwa Co. Ltd.	366,000	2,613,458

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Harmonic Drive Systems Inc.[a]	63,800	$2,751,319
Haseko Corp.	554,000	6,929,074
Hazama Ando Corp.	400,600	2,759,008
Heiwa Corp.	112,000	2,462,084
Heiwa Real Estate Co. Ltd.	90,300	1,413,811
Heiwa Real Estate REIT Inc.	1,904	1,568,071
Heiwado Co. Ltd.	60,600	1,376,039
Hibiya Engineering Ltd.	25,400	463,657
Hikari Tsushin Inc.	40,800	4,449,432
Hino Motors Ltd.	507,100	5,970,742
Hirose Electric Co. Ltd.	62,700	8,534,395
Hiroshima Bank Ltd. (The)	949,000	4,053,831
HIS Co. Ltd.[a]	82,600	2,537,916
Hisamitsu Pharmaceutical Co. Inc.	124,700	5,845,930
Hitachi Capital Corp.	104,000	2,468,818
Hitachi Chemical Co. Ltd.	214,600	6,108,123
Hitachi Construction Machinery Co. Ltd.	218,700	6,264,406
Hitachi High-Technologies Corp.	139,700	5,145,744
Hitachi Kokusai Electric Inc.	111,400	2,872,334
Hitachi Ltd.	9,652,000	66,352,859
Hitachi Maxell Ltd.	84,900	1,878,642
Hitachi Metals Ltd.	451,600	6,285,903
Hitachi Transport System Ltd.	95,000	2,184,669
Hitachi Zosen Corp.	397,700	2,091,169
Hogy Medical Co. Ltd.	28,300	2,061,768
Hokkaido Electric Power Co. Inc.	396,400	2,981,206
Hokkoku Bank Ltd. (The)	440,000	1,776,008
Hokuetsu Bank Ltd. (The)	29,600	701,592
Hokuetsu Kishu Paper Co. Ltd.	284,700	1,994,278
Hokuhoku Financial Group Inc.	235,100	3,819,218
Hokuriku Electric Power Co.[a]	372,600	3,442,912
Hokuto Corp.	79,100	1,408,115
Honda Motor Co. Ltd.	3,427,300	96,402,990
HORIBA Ltd.	75,600	4,625,150
Hoshino Resorts REIT Inc.	386	1,984,235
Hoshizaki Corp.	110,900	10,719,146
Hosiden Corp.	142,300	1,643,285
House Foods Group Inc.	134,300	3,461,572
Hoya Corp.	803,600	45,280,000
Hulic Co. Ltd.	615,200	6,486,339
Hulic Reit Inc.	1,894	2,977,400

Security	Shares	Value
Hyakugo Bank Ltd. (The)	394,000	$1,586,769
Hyakujushi Bank Ltd. (The)	378,000	1,224,707
Ibiden Co. Ltd.	228,100	3,955,288
IBJ Leasing Co. Ltd.	78,700	1,869,655
Ichibanya Co. Ltd.	30,800	1,095,470
Ichigo Inc.[a]	502,000	1,531,056
Ichigo Office REIT Investment	3,017	2,058,752
Idec Corp./Japan	111,200	1,851,740
Idemitsu Kosan Co. Ltd.	189,000	4,578,967
IDOM Inc.[a]	153,100	1,012,861
IHI Corp.[b]	3,118,000	10,271,524
Iida Group Holdings Co. Ltd.	290,300	4,952,401
Iino Kaiun Kaisha Ltd.	313,700	1,442,234
Inaba Denki Sangyo Co. Ltd.	45,600	1,793,131
Inabata & Co. Ltd.	81,100	1,140,589
Industrial & Infrastructure Fund Investment Corp.	696	3,143,165
INPEX Corp.	1,987,300	19,298,366
Internet Initiative Japan Inc.	78,800	1,423,456
Invesco Office J-Reit Inc.	2,354	2,285,933
Invincible Investment Corp.	6,933	3,099,599
Iriso Electronics Co. Ltd.	22,100	1,900,086
Iseki & Co. Ltd.	48,000	996,968
Isetan Mitsukoshi Holdings Ltd.	671,700	6,541,013
Ishihara Sangyo Kaisha Ltd.[b]	126,800	1,391,994
Istyle Inc.[a]	114,400	758,905
Isuzu Motors Ltd.	1,158,300	15,891,966
Ito EN Ltd.	114,800	4,238,961
ITOCHU Corp.	2,999,500	46,976,196
ITOCHU Enex Co. Ltd.	103,000	925,644
Itochu Techno-Solutions Corp.	102,300	3,555,202
Itoham Yonekyu Holdings Inc.	284,200	2,636,364
Iwatani Corp.	394,000	2,549,527
Iyo Bank Ltd. (The)	478,900	3,905,054
Izumi Co. Ltd.	83,600	4,357,989
J Front Retailing Co. Ltd.	469,700	6,712,125
J Trust Co. Ltd.	154,200	1,228,074
J-Oil Mills Inc.	26,300	916,376
Jaccs Co. Ltd.	276,000	1,291,389
Jafco Co. Ltd.	70,900	3,387,954
Japan Airlines Co. Ltd.	273,900	8,844,520
Japan Airport Terminal Co. Ltd.	93,300	3,453,523
Japan Aviation Electronics Industry Ltd.	98,000	1,545,011

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Japan Communications Inc.[b]	831,800	$1,234,583
Japan Display Inc.[a,b]	986,200	1,767,208
Japan Excellent Inc.	2,446	2,851,213
Japan Exchange Group Inc.	1,046,800	18,767,463
Japan Hotel REIT Investment Corp.	7,856	5,666,530
Japan Lifeline Co. Ltd.[a]	50,800	2,335,526
Japan Logistics Fund Inc.	1,680	3,405,765
Japan Petroleum Exploration Co. Ltd.	94,100	1,949,363
Japan Post Bank Co. Ltd.	808,400	10,374,326
Japan Post Holdings Co. Ltd.	907,200	11,420,564
Japan Prime Realty Investment Corp.	1,593	5,975,822
Japan Real Estate Investment Corp.	2,360	12,366,532
Japan Rental Housing Investments Inc.	3,453	2,565,648
Japan Retail Fund Investment Corp.	4,968	9,468,852
Japan Securities Finance Co. Ltd.	338,700	1,698,175
Japan Steel Works Ltd. (The)	133,300	2,201,661
Japan Tobacco Inc.	2,201,500	76,388,533
JFE Holdings Inc.	1,067,500	20,602,233
JGC Corp.	420,800	6,736,913
JINS Inc.	34,300	2,086,031
Joyful Honda Co. Ltd.	61,900	1,711,430
JSP Corp.	38,800	1,225,503
JSR Corp.	382,400	6,741,619
JTEKT Corp.	447,300	6,375,832
Juroku Bank Ltd. (The)	599,000	1,897,371
JVC Kenwood Corp.	478,400	1,389,804
JXTG Holdings Inc.	6,355,350	28,194,874
K’s Holdings Corp.	150,100	3,010,286
kabu.com Securities Co. Ltd.	402,800	1,305,058
Kadokawa Dwango[b]	131,400	1,732,656
Kagome Co. Ltd.	179,200	5,433,006
Kajima Corp.	1,823,000	15,871,542
Kakaku.com Inc.	300,700	4,237,204
Kaken Pharmaceutical Co. Ltd.	66,300	3,528,160
Kamigumi Co. Ltd.	432,000	4,621,241
Kanamoto Co. Ltd.	57,400	2,057,143
Kandenko Co. Ltd.	224,000	2,392,144
Kaneka Corp.	536,000	4,297,896
Kanematsu Corp.	985,000	2,148,378

Security	Shares	Value
Kansai Electric Power Co. Inc. (The)	1,480,300	$19,840,937
Kansai Paint Co. Ltd.	420,900	9,641,141
Kansai Urban Banking Corp.	57,700	738,907
Kanto Denka Kogyo Co. Ltd.	109,500	1,000,905
Kao Corp.	983,600	59,766,418
Kappa Create Co. Ltd.[b]	80,700	936,308
Kato Sangyo Co. Ltd.	56,900	1,529,418
Kato Works Co. Ltd.	50,100	1,609,620
Kawasaki Heavy Industries Ltd.	3,012,000	9,595,222
Kawasaki Kisen Kaisha Ltd.[a,b]	1,681,000	4,168,460
KDDI Corp.	3,659,400	96,705,263
Keihan Holdings Co. Ltd.	886,000	5,725,182
Keihin Corp.	103,400	1,487,904
Keikyu Corp.	930,000	10,781,755
Keio Corp.	1,077,000	9,006,272
Keisei Electric Railway Co. Ltd.[a]	280,900	7,677,433
Keiyo Bank Ltd. (The)	356,000	1,504,611
Kenedix Inc.[a]	577,000	2,950,405
Kenedix Office Investment Corp.	820	4,623,377
Kenedix Residential Investment Corp.	785	1,967,917
Kenedix Retail REIT Corp.	1,124	2,460,705
Kewpie Corp.	213,300	5,354,941
KEY Coffee Inc.	59,900	1,183,417
Keyence Corp.	194,400	89,762,324
Kikkoman Corp.	294,900	9,020,879
Kinden Corp.	294,100	4,572,730
Kintetsu Group Holdings Co. Ltd.	3,446,000	13,192,072
Kintetsu World Express Inc.	84,800	1,483,492
Kirin Holdings Co. Ltd.	1,755,700	38,619,203
Kisoji Co. Ltd.	53,400	1,319,837
Kissei Pharmaceutical Co. Ltd.	70,000	1,808,679
Kitz Corp.	201,200	1,797,225
Kiyo Bank Ltd. (The)	120,500	2,012,059
Koa Corp.	89,800	1,583,965
Kobayashi Pharmaceutical Co. Ltd.	108,300	6,723,725
Kobe Steel Ltd.[b]	612,700	7,663,255
Koei Tecmo Holdings Co. Ltd.	86,000	1,775,338
Kohnan Shoji Co. Ltd.	70,900	1,291,658
Koito Manufacturing Co. Ltd.	217,000	12,686,728

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Kokuyo Co. Ltd.	179,500	$2,852,636
Komatsu Ltd.	1,866,700	50,082,195
Komeri Co. Ltd.	54,500	1,593,149
Komori Corp.	102,900	1,222,749
Konami Holdings Corp.	189,300	9,850,898
Konica Minolta Inc.	963,400	7,969,117
Konishi Co. Ltd.	73,200	1,116,930
Kose Corp.	67,400	7,490,583
Kotobuki Spirits Co. Ltd.	52,100	1,919,064
Kubota Corp.	2,165,500	37,618,691
Kumagai Gumi Co. Ltd.	855,000	2,955,880
Kumiai Chemical Industry Co. Ltd.[a]	183,927	1,071,985
Kurabo Industries Ltd.	354,000	916,277
Kuraray Co. Ltd.	720,900	14,027,196
Kureha Corp.	35,300	1,776,261
Kurita Water Industries Ltd.	192,900	5,481,750
Kuroda Electric Co. Ltd.	69,400	1,325,883
Kusuri no Aoki Holdings Co. Ltd.	33,400	1,834,816
KYB Corp.	427,000	2,411,403
Kyocera Corp.	640,500	38,907,064
Kyoei Steel Ltd.	59,100	910,877
Kyokuto Kaihatsu Kogyo Co. Ltd.	91,000	1,521,951
KYORIN Holdings Inc.	99,800	2,130,668
Kyoritsu Maintenance Co. Ltd.	62,700	1,787,456
Kyowa Exeo Corp.	169,900	2,896,888
Kyowa Hakko Kirin Co. Ltd.	545,600	9,885,436
Kyudenko Corp.	86,200	3,245,323
Kyushu Electric Power Co. Inc.	876,700	10,362,190
Kyushu Financial Group Inc.	721,400	4,524,460
Kyushu Railway Co.	309,800	10,191,620
Laox Co. Ltd.[a,b]	156,800	760,621
LaSalle Logiport REIT	2,675	2,684,805
Lawson Inc.	94,500	6,422,870
Leopalace21 Corp.	543,900	3,873,925
Lifull Co. Ltd.[a]	131,300	1,046,883
LINE Corp.[a,b]	88,100	3,265,030
Lintec Corp.	95,500	2,315,440
Lion Corp.	451,700	9,647,604
LIXIL Group Corp.	547,100	14,056,898
M3 Inc.	422,400	11,372,822
Mabuchi Motor Co. Ltd.	101,300	5,335,680
Maeda Corp.	272,000	3,286,303

Security	Shares	Value
Maeda Road Construction Co. Ltd.	143,000	$2,944,251
Makino Milling Machine Co. Ltd.	237,000	2,003,330
Makita Corp.	441,600	17,245,160
Mandom Corp.	45,200	2,491,226
Mani Inc.	56,200	1,334,111
Mars Engineering Corp.	12,600	249,047
Marubeni Corp.	3,354,400	22,200,758
Marudai Food Co. Ltd.	204,000	965,582
Maruha Nichiro Corp.	95,700	2,606,969
Marui Group Co. Ltd.	400,000	5,437,350
Maruichi Steel Tube Ltd.	112,200	3,457,541
Maruwa Co. Ltd./Aichi	33,600	1,626,861
Matsui Securities Co. Ltd.	229,900	1,878,815
Matsumotokiyoshi Holdings Co. Ltd.	76,900	4,732,522
Matsuya Co. Ltd.	86,200	723,957
Mazda Motor Corp.	1,139,500	17,165,462
McDonald’s Holdings Co. Japan Ltd.[a]	158,400	6,429,467
MCUBS MidCity Investment Corp.	573	1,737,228
Mebuki Financial Group Inc.	2,093,910	8,053,864
Medipal Holdings Corp.	342,900	6,271,785
Megachips Corp.[a]	45,700	1,219,273
MEGMILK SNOW BRAND Co. Ltd.	108,000	2,981,130
Meidensha Corp.	446,000	1,582,262
MEIJI Holdings Co. Ltd.	247,700	19,704,810
Meitec Corp.	61,700	2,886,909
Melco Holdings Inc.	22,600	755,754
Menicon Co. Ltd.	24,900	813,512
Micronics Japan Co. Ltd.[a]	88,000	932,603
Milbon Co. Ltd.	27,600	1,606,118
Minato Bank Ltd. (The)	20,100	367,456
MINEBEA MITSUMI Inc.	791,459	13,057,874
Miraca Holdings Inc.	111,800	5,099,525
Mirait Holdings Corp.	130,000	1,522,422
Misawa Homes Co. Ltd.	69,600	637,451
MISUMI Group Inc.	569,600	14,104,037
Mitsuba Corp.	76,400	1,330,319
Mitsubishi Chemical Holdings Corp.	3,033,900	25,507,879
Mitsubishi Corp.	3,032,300	65,766,840
Mitsubishi Electric Corp.	3,886,300	60,161,239

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Mitsubishi Estate Co. Ltd.	2,511,200	$45,590,001
Mitsubishi Gas Chemical Co. Inc.	382,900	8,860,811
Mitsubishi Heavy Industries Ltd.	6,402,000	25,452,723
Mitsubishi Logistics Corp.[a]	215,000	2,757,184
Mitsubishi Materials Corp.	215,000	7,218,879
Mitsubishi Motors Corp.	1,354,200	9,780,095
Mitsubishi Paper Mills Ltd.[b]	114,900	809,016
Mitsubishi Pencil Co. Ltd.	76,500	2,080,479
Mitsubishi Shokuhin Co. Ltd.	27,500	793,927
Mitsubishi Steel Manufacturing Co. Ltd.	351,000	902,158
Mitsubishi Tanabe Pharma Corp.	477,300	11,356,366
Mitsubishi UFJ Financial Group Inc.	24,106,600	152,718,404
Mitsubishi UFJ Lease & Finance Co. Ltd.	943,260	5,019,565
Mitsui & Co. Ltd.	3,408,200	49,505,960
Mitsui Chemicals Inc.	1,841,000	10,496,674
Mitsui Engineering & Shipbuilding Co. Ltd.	1,591,000	2,217,422
Mitsui Fudosan Co. Ltd.	1,779,500	40,817,618
Mitsui Fudosan Logistics Park Inc.[a]	586	1,694,439
Mitsui Mining & Smelting Co. Ltd.	1,187,000	5,188,660
Mitsui OSK Lines Ltd.	2,207,000	6,870,972
Mitsui Sugar Co. Ltd.	46,200	1,400,697
Mitsui-Soko Holdings Co. Ltd.	502,000	1,367,501
Miura Co. Ltd.	196,900	3,979,164
Mixi Inc.	92,600	5,086,945
Miyazaki Bank Ltd. (The)	267,000	891,651
Mizuho Financial Group Inc.	48,601,500	86,387,027
Mochida Pharmaceutical Co. Ltd.	32,000	2,227,069
Modec Inc.	52,700	1,253,888
Monex Group Inc.	512,100	1,445,995
MonotaRO Co. Ltd.[a]	126,600	4,170,542
Mori Hills REIT Investment Corp.	3,113	3,913,260
MORI TRUST Sogo REIT Inc.	1,979	3,274,005
Morinaga & Co. Ltd./Japan	80,100	4,581,492
Morinaga Milk Industry Co. Ltd.	395,000	2,881,307
Morita Holdings Corp.	62,600	980,683

Security	Shares	Value
Morpho Inc.[a,b]	17,600	$792,434
MOS Food Services Inc.	61,500	1,914,657
MS&AD Insurance Group Holdings Inc.	953,500	33,412,842
Murata Manufacturing Co. Ltd.	390,100	60,653,586
Musashi Seimitsu Industry Co. Ltd.	55,500	1,544,527
Musashino Bank Ltd. (The)	56,600	1,690,393
Nabtesco Corp.	225,600	7,319,571
Nachi-Fujikoshi Corp.	389,000	2,151,039
Nagaileben Co. Ltd.	36,600	910,570
Nagase & Co. Ltd.	215,200	3,375,190
Nagoya Railroad Co. Ltd.	1,694,000	7,757,491
Nakanishi Inc.	37,200	1,557,084
Nankai Electric Railway Co. Ltd.	1,001,000	4,919,164
NanoCarrier Co. Ltd.[a,b]	158,900	1,009,528
Nanto Bank Ltd. (The)	61,500	1,806,122
NEC Corp.	5,119,000	13,898,366
NEC Networks & System Integration Corp.	63,200	1,378,452
NET One Systems Co. Ltd.	212,100	2,027,038
Nexon Co. Ltd.[b]	397,900	8,264,451
NGK Insulators Ltd.	507,100	10,197,531
NGK Spark Plug Co. Ltd.	347,400	7,030,059
NH Foods Ltd.	338,000	9,987,511
NHK Spring Co. Ltd.	419,100	4,524,968
Nichi-Iko Pharmaceutical Co. Ltd.[a]	116,500	1,782,900
Nichias Corp.	237,000	2,872,012
Nichicon Corp.	139,300	1,529,218
Nichiha Corp.	69,900	2,593,692
NichiiGakkan Co. Ltd.	100,400	1,048,569
Nichirei Corp.	280,500	7,869,587
Nidec Corp.	488,900	53,803,557
Nifco Inc./Japan	82,300	4,737,119
Nihon Kohden Corp.	149,200	3,563,408
Nihon M&A Center Inc.	135,700	5,434,386
Nihon Parkerizing Co. Ltd.	192,700	2,760,705
Nihon Unisys Ltd.	172,700	2,875,859
Nikkiso Co. Ltd.	140,600	1,451,872
Nikkon Holdings Co. Ltd.	105,400	2,489,651
Nikon Corp.	671,800	11,825,431
Nintendo Co. Ltd.	228,000	77,337,798
Nippo Corp.	111,000	2,253,251

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Nippon Accommodations Fund Inc.	900	$3,730,486
Nippon Building Fund Inc.	2,766	14,894,520
Nippon Denko Co. Ltd.	471,800	2,211,796
Nippon Electric Glass Co. Ltd.	173,900	6,153,663
Nippon Express Co. Ltd.	1,629,000	10,393,638
Nippon Flour Mills Co. Ltd.	108,700	1,749,116
Nippon Gas Co. Ltd.	83,400	2,611,557
Nippon Kayaku Co. Ltd.	310,000	4,340,196
Nippon Light Metal Holdings Co. Ltd.	1,189,700	3,197,800
Nippon Paint Holdings Co. Ltd.	333,100	12,827,191
Nippon Paper Industries Co. Ltd.	204,500	4,069,827
Nippon Prologis REIT Inc.	3,197	6,727,024
NIPPON REIT Investment Corp.	1,012	2,839,223
Nippon Road Co. Ltd. (The)	223,000	1,243,206
Nippon Seiki Co. Ltd.	81,000	1,550,432
Nippon Sharyo Ltd.[a,b]	174,000	451,948
Nippon Sheet Glass Co. Ltd.[b]	205,700	1,740,617
Nippon Shinyaku Co. Ltd.	103,400	6,522,449
Nippon Shokubai Co. Ltd.	54,300	3,553,002
Nippon Signal Co. Ltd.	140,800	1,427,178
Nippon Soda Co. Ltd.	258,000	1,452,337
Nippon Steel & Sumikin Bussan Corp.	35,372	1,821,500
Nippon Steel & Sumitomo Metal Corp.	1,558,000	38,239,703
Nippon Suisan Kaisha Ltd.	591,600	3,448,033
Nippon Telegraph & Telephone Corp.	1,393,300	67,965,854
Nippon Thompson Co. Ltd.	211,800	1,209,519
Nippon Yusen KKb	3,219,000	6,146,966
Nipro Corp.	300,300	4,071,220
Nishi-Nippon Financial Holdings Inc.	251,200	2,823,570
Nishi-Nippon Railroad Co. Ltd.	568,000	2,498,285
Nishimatsu Construction Co. Ltd.	542,000	3,114,802
Nishimatsuya Chain Co. Ltd.	132,100	1,444,199
Nissan Chemical Industries Ltd.	249,500	8,298,226
Nissan Motor Co. Ltd.	4,643,300	46,056,897
Nissan Shatai Co. Ltd.	165,200	1,710,383

Security	Shares	Value
Nissha Printing Co. Ltd.[a]	68,100	$1,861,279
Nisshin OilliO Group Ltd. (The)	358,000	2,115,698
Nisshin Seifun Group Inc.	395,000	6,477,578
Nisshin Steel Co. Ltd.	117,400	1,436,489
Nisshinbo Holdings Inc.	283,300	2,863,895
Nissin Electric Co. Ltd.	103,400	1,255,829
Nissin Foods Holdings Co. Ltd.	112,200	7,036,934
Nissin Kogyo Co. Ltd.	107,800	1,803,902
Nitori Holdings Co. Ltd.	164,400	23,150,948
Nitta Corp.	35,000	1,122,901
Nitto Boseki Co. Ltd.	343,000	1,996,009
Nitto Denko Corp.	330,600	29,495,043
Nitto Kogyo Corp.	66,700	1,078,718
Noevir Holdings Co. Ltd.	37,700	1,951,618
NOF Corp.	293,000	3,977,556
NOK Corp.	189,300	4,334,395
Nomura Co. Ltd.	103,900	2,194,693
Nomura Holdings Inc.	7,322,600	43,526,709
Nomura Real Estate Holdings Inc.	236,000	4,673,225
Nomura Real Estate Master Fund Inc.	7,674	10,855,208
Nomura Research Institute Ltd.	277,380	10,367,704
Noritake Co. Ltd./Nagoya Japan	38,700	1,481,524
Noritz Corp.	68,200	1,336,287
North Pacific Bank Ltd.	610,300	2,043,631
NS Solutions Corp.	85,600	1,799,618
NSD Co. Ltd.	103,600	1,974,583
NSK Ltd.	811,100	10,482,382
NTN Corp.	880,000	4,101,543
NTT Data Corp.	1,302,000	14,175,356
NTT DOCOMO Inc.	2,776,900	64,411,916
NTT Urban Development Corp.	231,200	2,362,322
Obara Group Inc.	25,800	1,424,318
Obayashi Corp.	1,313,700	15,788,892
OBIC Business Consultants Co. Ltd.	22,300	1,130,187
Obic Co. Ltd.	148,200	9,241,124
Odakyu Electric Railway Co. Ltd.	589,000	11,647,269
Ogaki Kyoritsu Bank Ltd. (The)	687,000	1,983,375
Ohsho Food Service Corp.	26,700	1,036,635
Oiles Corp.	87,400	1,560,615
Oita Bank Ltd. (The)	276,000	1,039,106

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Oji Holdings Corp.	1,705,000	$8,733,698
Okabe Co. Ltd.	135,100	1,320,494
Okamoto Industries Inc.	125,000	1,365,446
Okamura Corp.	171,500	1,739,911
Okasan Securities Group Inc.	341,000	2,064,609
Oki Electric Industry Co. Ltd.	174,700	2,390,573
Okinawa Electric Power Co. Inc. (The)	86,230	2,029,813
OKUMA Corp.	256,000	2,462,808
Okumura Corp.	321,000	2,332,802
Olympus Corp.	587,600	21,324,730
Omron Corp.	383,000	19,098,873
Ono Pharmaceutical Co. Ltd.	852,500	18,640,119
Onward Holdings Co. Ltd.	215,000	1,556,632
Open House Co. Ltd.	66,800	2,206,616
Oracle Corp. Japan	78,000	5,230,825
Orient Corp.	877,600	1,477,294
Oriental Land Co. Ltd./Japan	432,000	31,253,975
ORIX Corp.	2,666,200	42,262,992
Orix JREIT Inc.	4,781	7,243,218
Osaka Gas Co. Ltd.	4,015,000	16,042,559
OSAKA Titanium Technologies Co. Ltd.[a]	47,700	735,174
OSG Corp.[a]	150,500	3,172,220
Otsuka Corp.	106,900	6,994,769
Otsuka Holdings Co. Ltd.	806,900	35,490,601
Outsourcing Inc.	32,000	1,595,728
Oyo Corp.	56,300	814,731
Pacific Metals Co. Ltd.[a,b]	441,000	1,181,375
Pack Corp. (The)	28,400	917,580
PAL GROUP Holdings Co. Ltd.	26,700	851,781
PALTAC Corp.	64,300	2,327,707
Panasonic Corp.	4,424,900	60,910,203
Paramount Bed Holdings Co. Ltd.	40,200	1,830,001
Park24 Co. Ltd.	232,900	5,880,728
PC Depot Corp.[a]	125,600	721,806
Penta-Ocean Construction Co. Ltd.	625,700	3,720,394
PeptiDream Inc.[a,b]	161,800	5,081,189
Persol Holdings Co. Ltd.	356,100	6,735,590
Pigeon Corp.	235,800	8,728,196
Pilot Corp.	77,800	3,386,741
Piolax Inc.	66,000	1,821,802
Pioneer Corp.[a,b]	744,300	1,468,459

Security	Shares	Value
Plenus Co. Ltd.	45,500	$1,064,048
Pola Orbis Holdings Inc.	183,200	5,081,750
Premier Investment Corp.	3,242	3,300,828
Press Kogyo Co. Ltd.	294,700	1,386,886
Prima Meat Packers Ltd.	421,000	2,682,330
Raito Kogyo Co. Ltd.	148,500	1,601,991
Rakuten Inc.	1,877,100	22,899,957
Recruit Holdings Co. Ltd.	2,268,700	39,195,876
Relia Inc.	104,400	1,113,965
Relo Group Inc.	258,200	5,171,244
Rengo Co. Ltd.	409,000	2,317,155
Resona Holdings Inc.	4,452,700	22,905,242
Resorttrust Inc.	152,600	2,809,072
Ricoh Co. Ltd.	1,420,000	13,326,757
Ricoh Leasing Co. Ltd.	39,200	1,367,627
Riken Corp.	22,300	1,043,405
Ringer Hut Co. Ltd.	77,400	1,785,534
Rinnai Corp.	64,500	6,012,489
Riso Kagaku Corp.	47,500	991,312
Rohm Co. Ltd.	193,400	14,965,112
Rohto Pharmaceutical Co. Ltd.	204,700	4,133,089
Round One Corp.	167,900	1,790,001
Royal Holdings Co. Ltd.	78,800	1,886,294
Ryobi Ltd.	349,000	1,648,744
Ryohin Keikaku Co. Ltd.	48,700	12,428,979
Ryosan Co. Ltd.	66,900	2,612,548
Ryoyo Electro Corp.	78,900	1,271,026
Saizeriya Co. Ltd.	72,900	2,117,824
Sakai Chemical Industry Co. Ltd.	235,000	952,803
Sakata Seed Corp.	64,700	1,970,365
San-A Co. Ltd.	44,800	1,996,832
San-in Godo Bank Ltd. (The)	316,600	2,570,163
Sanden Holdings Corp.[b]	402,000	1,146,025
Sangetsu Corp.	103,000	1,853,152
Sanken Electric Co. Ltd.	275,000	1,396,217
Sankyo Co. Ltd.	72,900	2,388,325
Sankyo Tateyama Inc.	90,700	1,278,887
Sankyu Inc.	479,000	3,606,751
Sanrio Co. Ltd.	89,500	1,794,131
Santen Pharmaceutical Co. Ltd.	765,500	10,786,764
Sanwa Holdings Corp.	421,500	4,554,695
Sanyo Special Steel Co. Ltd.	239,000	1,449,206
Sapporo Holdings Ltd.	133,100	3,619,761

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Sato Holdings Corp.	70,400	$1,687,128
Sawai Pharmaceutical Co. Ltd.	71,500	4,024,888
SBI Holdings Inc./Japan	414,200	5,919,017
SCREEN Holdings Co. Ltd.	82,000	5,491,651
SCSK Corp.	99,200	4,188,135
Secom Co. Ltd.	417,800	31,296,716
Sega Sammy Holdings Inc.	360,700	4,854,164
Seibu Holdings Inc.	373,600	6,512,092
Seikagaku Corp.	70,700	1,138,290
Seiko Epson Corp.	567,100	14,940,297
Seiko Holdings Corp.	330,000	1,472,374
Seino Holdings Co. Ltd.	301,600	4,056,089
Seiren Co. Ltd.	102,200	1,725,917
Sekisui Chemical Co. Ltd.	815,600	14,998,862
Sekisui House Ltd.	1,189,100	20,570,747
Sekisui House Reit Inc.[a]	2,081	2,568,880
Sekisui House SI Residential Investment Corp.	2,224	2,306,624
Senko Group Holdings Co. Ltd.	310,400	2,109,692
Senshu Ikeda Holdings Inc.	571,600	2,364,100
Septeni Holdings Co. Ltd.[a]	335,900	1,024,465
Seria Co. Ltd.	89,700	4,440,554
Seven & I Holdings Co. Ltd.	1,501,200	60,390,371
Seven Bank Ltd.	1,221,900	4,832,529
Sharp Corp./Japan[a,b]	3,016,000	10,590,597
Shiga Bank Ltd. (The)	461,000	2,440,699
Shikoku Chemicals Corp.	67,000	854,364
Shikoku Electric Power Co. Inc.	356,300	4,272,569
Shima Seiki Manufacturing Ltd.	51,300	2,493,154
Shimachu Co. Ltd.	87,400	2,185,494
Shimadzu Corp.	508,800	10,001,481
Shimamura Co. Ltd.	43,800	5,438,581
Shimano Inc.	149,600	21,906,222
Shimizu Corp.	1,130,100	11,925,396
Shin-Etsu Chemical Co. Ltd.	780,500	71,413,684
Shinko Electric Industries Co. Ltd.	158,600	1,155,464
Shinko Plantech Co. Ltd.	149,500	1,275,881
Shinmaywa Industries Ltd.	195,600	1,706,488
Shinsei Bank Ltd.	3,402,000	5,603,548
Shionogi & Co. Ltd.	621,100	33,141,822
Ship Healthcare Holdings Inc.	95,100	2,917,680
Shiseido Co. Ltd.	873,900	30,844,925
Shizuoka Bank Ltd. (The)	982,000	8,753,971

Security	Shares	Value
Shizuoka Gas Co. Ltd.	143,500	$1,083,117
SHO-BOND Holdings Co. Ltd.	51,800	2,733,101
Shochiku Co. Ltd.	206,000	2,818,879
Showa Corp.[b]	112,100	1,082,499
Showa Denko KK	281,900	7,362,898
Showa Sangyo Co. Ltd.	187,000	1,013,738
Showa Shell Sekiyu KK	402,700	4,377,055
SIIX Corp.[a]	36,700	1,562,727
Sintokogio Ltd.	85,800	903,076
SKY Perfect JSAT Holdings Inc.	390,000	1,747,138
Skylark Co. Ltd.	215,000	3,241,685
SMC Corp./Japan	114,300	36,319,046
SMS Co. Ltd.	76,500	2,416,263
SoftBank Group Corp.	1,652,600	133,978,830
Sohgo Security Services Co. Ltd.	146,800	6,211,050
Sojitz Corp.	2,455,600	6,178,169
Sompo Holdings Inc.	724,500	28,404,308
Sony Corp.	2,525,000	103,746,776
Sony Financial Holdings Inc.	360,200	6,229,623
Sosei Group Corp.[a,b]	33,500	3,477,488
Sotetsu Holdings Inc.	726,000	3,548,034
Square Enix Holdings Co. Ltd.	199,400	6,523,653
St. Marc Holdings Co. Ltd.	41,800	1,305,127
Stanley Electric Co. Ltd.	299,200	9,883,524
Star Micronics Co. Ltd.	107,500	1,779,424
Start Today Co. Ltd.	385,800	10,876,212
Starts Corp. Inc.	69,300	1,808,153
Subaru Corp.	1,260,200	45,551,734
Sugi Holdings Co. Ltd.	75,200	3,831,630
Sumco Corp.	454,000	7,379,375
Sumitomo Bakelite Co. Ltd.	403,000	2,928,721
Sumitomo Chemical Co. Ltd.	3,231,000	18,948,260
Sumitomo Corp.	2,366,100	31,938,442
Sumitomo Dainippon Pharma Co. Ltd.	327,900	4,593,775
Sumitomo Electric Industries Ltd.	1,500,300	24,270,657
Sumitomo Forestry Co. Ltd.	246,100	3,764,053
Sumitomo Heavy Industries Ltd.	1,155,000	8,425,087
Sumitomo Metal Mining Co. Ltd.	977,000	14,752,925
Sumitomo Mitsui Construction Co. Ltd.	2,192,100	2,380,669

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Sumitomo Mitsui Financial Group Inc.	2,681,200	$101,793,149
Sumitomo Mitsui Trust Holdings Inc.	657,700	24,130,647
Sumitomo Osaka Cement Co. Ltd.	772,000	3,612,145
Sumitomo Realty & Development Co. Ltd.	702,000	21,238,843
Sumitomo Riko Co. Ltd.	65,000	680,031
Sumitomo Rubber Industries Ltd.	370,700	6,427,994
Sumitomo Warehouse Co. Ltd. (The)	304,000	1,945,138
Sundrug Co. Ltd.	146,700	5,456,690
Suntory Beverage & Food Ltd.	288,800	14,140,079
Suruga Bank Ltd.	347,700	8,376,645
Suzuken Co. Ltd./Aichi Japan	142,700	4,759,034
Suzuki Motor Corp.	707,600	33,492,448
Sysmex Corp.	315,600	18,051,423
T&D Holdings Inc.	1,139,200	16,825,869
T-Gaia Corp.	47,700	953,180
Tachi-S Co. Ltd.	76,000	1,385,945
Tadano Ltd.	214,200	2,657,751
Taiheiyo Cement Corp.	2,442,000	9,171,727
Taikisha Ltd.	51,300	1,376,574
Taisei Corp.	2,094,000	20,012,344
Taisho Pharmaceutical Holdings Co. Ltd.	67,400	5,044,554
Taiyo Holdings Co. Ltd.	48,700	2,309,498
Taiyo Nippon Sanso Corp.	287,200	3,321,794
Taiyo Yuden Co. Ltd.	236,100	3,970,078
Takara Bio Inc.	124,600	1,675,692
Takara Holdings Inc.	342,400	3,414,859
Takara Leben Co. Ltd.	251,900	1,153,549
Takasago Thermal Engineering Co. Ltd.	121,900	2,032,126
Takashimaya Co. Ltd.	578,000	5,283,316
Takeda Pharmaceutical Co. Ltd.	1,425,900	75,259,956
Takeuchi Manufacturing Co. Ltd.	80,500	1,564,175
Takuma Co. Ltd.	182,100	1,862,283
Tamron Co. Ltd.	78,200	1,464,989
TDK Corp.	271,500	19,534,142
TechnoPro Holdings Inc.	82,500	3,535,341

Security	Shares	Value
Teijin Ltd.	370,600	$7,439,167
Tekken Corp.	364,000	1,116,756
Terumo Corp.	649,600	24,544,821
THK Co. Ltd.	243,800	7,446,717
TIS Inc.	183,700	5,544,500
Toa Corp./Tokyo[a,b]	55,900	910,629
Toagosei Co. Ltd.	241,400	2,916,594
Tobu Railway Co. Ltd.	1,753,000	9,265,143
TOC Co. Ltd.	102,400	961,028
Tocalo Co. Ltd.	48,100	1,834,848
Tochigi Bank Ltd. (The)	274,900	1,117,065
Toda Corp.	438,000	3,008,661
Toei Co. Ltd.	138,000	1,405,041
Toho Bank Ltd. (The)	284,000	989,547
Toho Co. Ltd./Tokyo	220,400	7,928,775
Toho Gas Co. Ltd.	810,000	5,475,994
Toho Holdings Co. Ltd.	105,600	2,087,247
Toho Titanium Co. Ltd.[a]	107,000	827,956
Toho Zinc Co. Ltd.	339,000	1,460,374
Tohoku Electric Power Co. Inc.	931,200	12,658,151
Tokai Carbon Co. Ltd.	427,000	2,763,066
Tokai Corp./Gifu	8,500	375,017
TOKAI Holdings Corp.	295,900	2,270,901
Tokai Rika Co. Ltd.	104,100	1,913,454
Tokai Tokyo Financial Holdings Inc.	445,900	2,598,847
Token Corp.	18,610	2,362,987
Tokio Marine Holdings Inc.	1,371,900	57,672,071
Tokuyama Corp.[b]	631,000	2,872,465
Tokyo Broadcasting System Holdings Inc.	86,500	1,632,223
Tokyo Century Corp.	95,800	4,074,936
Tokyo Dome Corp.	164,700	1,582,980
Tokyo Electric Power Co. Holdings Inc.[b]	2,964,000	12,553,980
Tokyo Electron Ltd.	320,400	45,162,496
Tokyo Gas Co. Ltd.	4,131,000	21,874,728
Tokyo Ohka Kogyo Co. Ltd.	73,600	2,394,606
Tokyo Seimitsu Co. Ltd.	82,000	2,846,011
Tokyo Steel Manufacturing Co. Ltd.	233,900	2,002,529
Tokyo Tatemono Co. Ltd.	393,900	5,354,431
Tokyo TY Financial Group Inc.	52,900	1,406,581
Tokyotokeiba Co. Ltd.	36,000	1,168,017
Tokyu Construction Co. Ltd.	204,500	1,632,373

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Tokyu Corp.	1,013,000	$14,879,397
Tokyu Fudosan Holdings Corp.	1,024,400	6,137,407
TOKYU REIT Inc.	2,006	2,436,356
TOMONY Holdings Inc.	343,200	1,677,252
Tomy Co. Ltd.	176,500	2,154,835
Topcon Corp.	207,000	3,540,703
Toppan Forms Co. Ltd.	117,700	1,221,792
Toppan Printing Co. Ltd.	1,011,000	10,668,591
Topre Corp.	75,400	1,987,102
Topy Industries Ltd.	33,200	1,018,580
Toray Industries Inc.	2,991,300	26,990,598
Toridoll Holdings Corp.	54,700	1,529,689
Torii Pharmaceutical Co. Ltd.	24,400	680,139
Toshiba Corp.[a,b]	8,162,000	18,171,429
Toshiba Machine Co. Ltd.	365,000	1,730,938
Toshiba TEC Corp.	312,000	1,725,255
Tosoh Corp.	1,206,000	14,352,595
Totetsu Kogyo Co. Ltd.	54,300	1,692,959
TOTO Ltd.	279,200	11,231,676
Towa Bank Ltd. (The)	874,000	972,913
Toyo Corp./Chuo-ku	75,200	724,131
Toyo Engineering Corp.	564,000	1,480,248
Toyo Ink SC Holdings Co. Ltd.	379,000	1,965,401
Toyo Seikan Group Holdings Ltd.	329,100	5,387,953
Toyo Suisan Kaisha Ltd.	162,100	5,882,809
Toyo Tanso Co. Ltd.	46,500	778,121
Toyo Tire & Rubber Co. Ltd.	208,000	4,276,899
Toyobo Co. Ltd.	1,726,000	3,280,329
Toyoda Gosei Co. Ltd.	128,400	3,032,934
Toyota Boshoku Corp.	134,900	2,817,767
Toyota Industries Corp.	331,700	17,801,539
Toyota Motor Corp.	5,213,200	294,122,710
Toyota Tsusho Corp.	417,900	13,426,354
TPR Co. Ltd.	60,800	1,920,376
Transcosmos Inc.	78,200	1,875,469
Trend Micro Inc./Japan	238,700	11,924,739
Trusco Nakayama Corp.	97,500	2,496,289
TS Tech Co. Ltd.	89,600	2,655,686
TSI Holdings Co. Ltd.	148,500	1,071,130
Tsubakimoto Chain Co.	280,000	2,374,406
Tsukuba Bank Ltd.	280,100	839,071
Tsumura & Co.	124,500	4,839,382
Tsuruha Holdings Inc.	72,700	7,619,042
TV Asahi Holdings Corp.	61,400	1,114,697

Security	Shares	Value
UACJ Corp.	598,000	$1,764,315
Ube Industries Ltd.	2,206,000	5,989,411
ULVAC Inc.	79,500	4,259,378
Unicharm Corp.	816,300	20,903,397
Unipres Corp.	84,600	1,968,475
United Arrows Ltd.	52,800	1,598,407
United Super Markets Holdings Inc.	131,900	1,335,772
United Urban Investment Corp.	6,010	8,941,979
Unitika Ltd.[a,b]	2,025,000	1,429,476
Universal Entertainment Corp.[a]	44,100	1,263,193
Unizo Holdings Co. Ltd.[a]	54,200	1,255,731
Ushio Inc.	238,500	3,347,785
USS Co. Ltd.	424,200	8,549,648
V Technology Co. Ltd.[a]	9,600	1,645,541
Valor Holdings Co. Ltd.	81,700	1,844,064
Vital KSK Holdings Inc.	88,900	711,232
VT Holdings Co. Ltd.	180,000	918,775
W-Scope Corp.[a]	71,900	1,523,959
Wacoal Holdings Corp.	194,000	2,721,390
WATAMI Co. Ltd.	60,700	741,068
Welcia Holdings Co. Ltd.	98,600	3,743,400
West Japan Railway Co.	329,000	23,575,927
Xebio Holdings Co. Ltd.	57,600	1,083,763
Yahoo Japan Corp.	2,958,300	13,386,579
Yakult Honsha Co. Ltd.	178,600	12,155,048
Yamada Denki Co. Ltd.	1,220,900	6,508,078
Yamagata Bank Ltd. (The)	185,000	838,816
Yamaguchi Financial Group Inc.	365,000	4,291,009
Yamaha Corp.	336,200	11,866,419
Yamaha Motor Co. Ltd.	567,700	14,283,054
Yamanashi Chuo Bank Ltd. (The)	210,000	857,143
Yamato Holdings Co. Ltd.	687,500	13,781,732
Yamato Kogyo Co. Ltd.	87,300	2,445,301
Yamazaki Baking Co. Ltd.	279,500	5,600,371
Yamazen Corp.	127,600	1,308,392
Yaoko Co. Ltd.	43,600	1,878,239
Yaskawa Electric Corp.	527,500	14,135,730
Yellow Hat Ltd.	40,700	1,049,776
Yodogawa Steel Works Ltd.	34,300	942,129
Yokogawa Electric Corp.	472,000	7,941,065
Yokohama Reito Co. Ltd.[a]	188,600	1,872,430
Yokohama Rubber Co. Ltd. (The)	236,000	4,758,659

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Yondoshi Holdings Inc.	53,600	$1,345,154
Yonex Co. Ltd.[a]	117,600	1,124,967
Yoshinoya Holdings Co. Ltd.	168,200	2,838,979
Yuasa Trading Co. Ltd.	38,100	1,218,910
Zenkoku Hosho Co. Ltd.	102,900	4,414,191
Zenrin Co. Ltd.	55,000	1,689,895
Zensho Holdings Co. Ltd.	178,900	3,230,060
Zeon Corp.	342,000	4,280,610
Zojirushi Corp.[a]	99,900	1,041,539

		7,973,950,626
NETHERLANDS — 3.51%
Aalberts Industries NV	195,375	8,499,813
ABN AMRO Group NVd	751,330	21,179,921
Accell Group	64,412	1,956,260
Aegon NV	3,518,543	19,659,098
AerCap Holdings NVb	308,359	15,140,427
Akzo Nobel NV	506,066	45,596,154
Altice NV Class Aa,b	728,700	17,917,317
Altice NV Class Bb	230,262	5,673,912
Arcadis NVa	148,725	3,030,871
ArcelorMittal[b]	1,335,008	34,934,380
ASM International NV	96,915	5,811,408
ASML Holding NV	743,347	112,311,499
ASR Nederland NV	211,049	7,950,019
BE Semiconductor Industries NV	75,357	4,876,754
BinckBank NV	296,362	1,625,110
Boskalis Westminster	175,713	6,261,584
Brunel International NVa	85,285	1,305,656
Corbion NV	128,435	4,132,387
Eurocommercial Properties NV	104,126	4,196,708
Flow Traders[d]	71,735	2,163,444
Fugro NV CVA[b]	208,951	3,343,015
Gemalto NV	165,064	8,379,930
Heineken Holding NV	203,023	19,869,625
Heineken NV	457,394	47,547,241
IMCD Group NV	109,291	6,099,311
ING Groep NV	7,728,880	144,111,879
Intertrust NVd	116,275	1,988,466
InterXion Holding NVb	158,792	7,601,373
Koninklijke Ahold Delhaize NV	2,569,329	52,390,713
Koninklijke BAM Groep NV	332,439	1,969,920
Koninklijke DSM NV	358,657	26,377,808
Koninklijke KPN NV	6,799,923	24,564,435
Koninklijke Philips NV	1,872,433	71,482,075

Security	Shares	Value
Koninklijke Vopak NV	147,174	$6,986,712
NN Group NV	628,089	25,392,338
NSI NV	51,167	1,991,962
NXP Semiconductors NVb	690,309	76,161,792
OCI NVa,b	155,097	3,312,499
Philips Lighting NVd	186,161	7,045,434
PostNL NV	859,109	4,051,560
Randstad Holding NV	244,220	14,678,953
Refresco Group NVd	147,959	2,880,066
RELX NV	1,977,690	41,457,585
SBM Offshore NVa	396,965	6,837,801
SNS REAAL NVa,b,c	3,991	—
TKH Group NV	91,339	5,566,431
TomTom NVa,b	258,971	2,742,752
Unilever NV CVA	3,234,818	188,022,919
VastNed Retail NV	56,878	2,588,485
Wereldhave NV	80,273	3,872,747
Wessanen[a]	165,806	2,912,732
Wolters Kluwer NV	610,449	27,072,258

		1,163,523,539
NEW ZEALAND — 0.31%
a2 Milk Co. Ltd.[a,b]	1,534,166	5,072,562
Air New Zealand Ltd.	1,266,492	3,181,000
Argosy Property Ltd.	1,452,411	1,132,503
Auckland International Airport Ltd.	1,864,674	9,730,353
Chorus Ltd.	808,871	2,704,771
Contact Energy Ltd.	1,438,092	5,779,203
Fisher & Paykel Healthcare Corp. Ltd.	1,144,315	9,411,713
Fletcher Building Ltd.	1,378,128	8,255,679
Freightways Ltd.	276,132	1,645,888
Genesis Energy Ltd.	1,066,249	1,982,562
Goodman Property Trust	1,606,988	1,512,073
Infratil Ltd.	1,061,222	2,458,562
Kiwi Property Group Ltd.	2,299,461	2,361,909
Mercury NZ Ltd.	1,488,424	3,883,492
Meridian Energy Ltd.	2,545,916	5,497,345
Metlifecare Ltd.	306,665	1,285,264
Precinct Properties New Zealand Ltd.	1,795,331	1,696,022
Ryman Healthcare Ltd.	803,699	5,314,696
Sky Network Television Ltd.	828,258	2,055,465
SKYCITY Entertainment Group Ltd.	1,241,227	3,759,664

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Spark New Zealand Ltd.	3,531,939	$9,930,267
Summerset Group Holdings Ltd.	400,273	1,455,508
Trade Me Group Ltd.	736,033	3,018,569
Xero Ltd.[b]	190,200	3,761,852
Z Energy Ltd.	814,278	4,725,308

		101,612,230
NORWAY — 0.80%
Aker ASA Class A	62,572	2,359,893
Aker BP ASA	269,904	5,069,197
Aker Solutions ASA[a,b]	447,433	2,229,407
Atea ASA	212,999	2,601,362
Austevoll Seafood ASA	236,845	2,098,255
Bakkafrost P/F	98,235	3,840,432
Borregaard ASA	279,164	3,480,099
BW LPG Ltd.[a,d]	286,873	1,286,343
DNB ASA	1,952,357	38,200,115
DNO ASA[a,b]	2,307,576	2,675,146
Entra ASA[d]	227,496	3,008,749
Frontline Ltd./Bermuda[a]	221,081	1,275,887
Gjensidige Forsikring ASA	412,954	7,118,275
Hoegh LNG Holdings Ltd.[a]	136,366	1,518,745
Leroy Seafood Group ASA	633,199	3,656,677
Marine Harvest ASA	735,318	13,633,544
Nordic Semiconductor ASA[a,b]	302,102	1,487,302
Norsk Hydro ASA	2,663,041	17,104,479
Norwegian Air Shuttle ASA[a,b]	73,813	1,807,631
Norwegian Finans Holding ASA[b]	266,413	2,849,102
Norwegian Property ASA	605,231	762,150
Opera Software ASA[a]	298,617	1,228,270
Orkla ASA	1,611,730	16,522,405
Protector Forsikring ASA[a]	166,033	1,618,010
REC Silicon ASA[a,b]	7,002,086	860,041
Salmar ASA	113,357	2,933,848
Schibsted ASA	149,363	3,793,904
Schibsted ASA Class B	201,116	4,683,391
Seadrill Ltd.[a,b]	788,734	296,471
SpareBank 1 SMN	320,647	3,226,192
Statoil ASA	2,288,916	42,699,549
Stolt-Nielsen Ltd.[a]	57,111	867,355
Storebrand ASA	932,837	7,750,620
Subsea 7 SA	586,804	8,644,542
Telenor ASA	1,493,353	29,729,469
TGS Nopec Geophysical Co. ASA	257,994	5,426,710

Security	Shares	Value
Thin Film Electronics ASA[a,b]	2,020,240	$1,002,271
XXL ASA[a,d]	259,469	2,512,134
Yara International ASA	361,708	14,342,157

		266,200,129
PORTUGAL — 0.15%
Altri SGPS SA	253,523	1,147,790
Banco Comercial Portugues SAb	13,123,141	3,734,987
CTT-Correios de Portugal SA	388,315	2,523,982
EDP – Energias de Portugal SA	3,418,905	12,092,673
Galp Energia SGPS SA	589,253	9,406,639
Jeronimo Martins SGPS SA	547,392	10,729,368
Navigator Co. SA (The)	534,184	2,292,484
NOS SGPS SA	521,116	3,305,451
REN – Redes Energeticas Nacionais SGPS SA	983,734	3,177,915
Sonae SGPS SA	2,270,338	2,601,781

		51,013,070
SINGAPORE — 1.36%
Accordia Golf Trust	3,077,000	1,598,353
Ascendas REIT	4,793,600	9,536,340
Ascott Residence Trust[a]	2,930,263	2,569,270
Asian Pay Television Trust	4,702,900	1,992,461
Boustead Singapore Ltd.	284,600	199,212
Cache Logistics Trust	3,495,900	2,279,599
CapitaLand Commercial Trust	4,331,400	5,489,248
CapitaLand Ltd.	5,106,800	13,884,536
CapitaLand Mall Trust	4,832,100	7,156,293
CapitaLand Retail China Trust	1,806,920	2,210,055
CDL Hospitality Trusts[a]	2,155,200	2,540,760
Chip Eng Seng Corp. Ltd.	3,116,500	1,664,797
City Developments Ltd.	834,500	6,923,423
ComfortDelGro Corp. Ltd.	4,285,200	7,293,554
COSCO Shipping International Singapore Co. Ltd.[a,b]	2,789,400	626,855
CWT Ltd.[a]	703,700	1,073,282
DBS Group Holdings Ltd.	3,569,700	56,864,805
ESR REIT	3,792,800	1,578,936
First REIT	1,117,700	1,111,771
First Resources Ltd.[a]	1,201,800	1,655,884
Frasers Centrepoint Trust	1,467,500	2,270,668
Frasers Commercial Trust	1,875,100	1,934,232
Genting Singapore PLC	12,247,800	10,513,327
Global Logistic Properties Ltd.	5,522,800	13,469,251

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Golden Agri-Resources Ltd.	14,862,500	$4,325,588
Hutchison Port Holdings Trust	10,918,300	5,186,192
Hyflux Ltd.[a]	2,691,800	952,007
Jardine Cycle & Carriage Ltd.	186,732	5,552,979
Keppel Corp. Ltd.	2,876,100	13,583,702
Keppel REIT	3,830,180	3,273,658
Lippo Malls Indonesia Retail Trust	5,904,800	2,001,332
M1 Ltd./Singapore[a]	1,168,900	1,554,572
Mapletree Commercial Trust	3,963,153	4,686,753
Mapletree Greater China Commercial Trust	3,793,800	3,102,798
Mapletree Industrial Trust	2,756,400	3,767,405
Mapletree Logistics Trust	3,477,600	3,074,801
Midas Holdings Ltd.[a,b]	3,621,400	546,999
OUE Hospitality Trust	2,727,400	1,517,232
Oversea-Chinese Banking Corp. Ltd.	6,269,800	52,479,316
Parkway Life REIT	1,091,400	2,179,262
Raffles Medical Group Ltd.[a]	2,466,700	2,335,477
Sabana Shari’ah Compliant Industrial REIT	3,510,580	1,163,985
SATS Ltd.	1,415,800	5,038,546
SembCorp Industries Ltd.	2,041,600	4,858,803
Sembcorp Marine Ltd.[a]	1,775,500	2,204,331
Singapore Airlines Ltd.	1,107,900	8,481,492
Singapore Exchange Ltd.	1,609,800	8,978,917
Singapore Post Ltd.[a]	3,224,400	3,124,142
Singapore Press Holdings Ltd.[a]	1,402,300	3,006,700
Singapore Technologies Engineering Ltd.	3,222,100	8,950,278
Singapore Telecommunications Ltd.	16,114,700	47,137,753
Soilbuild Business Space REIT	2,997,190	1,567,938
Starhill Global REIT	4,193,300	2,409,943
StarHub Ltd.[a]	1,151,900	2,317,040
Suntec REIT	4,753,700	6,654,900
United Engineers Ltd.[a]	1,154,300	2,228,313
United Overseas Bank Ltd.	2,632,200	46,527,025
UOL Group Ltd.	980,200	5,698,333
Venture Corp. Ltd.	632,800	6,140,566
Wilmar International Ltd.	3,348,400	8,240,242
Wing Tai Holdings Ltd.	999,600	1,502,493
Yangzijiang Shipbuilding Holdings Ltd.	4,950,300	5,161,122

Security	Shares	Value
Yanlord Land Group Ltd.	1,878,500	$2,505,220

		450,455,067
SPAIN — 3.41%
Abengoa SA Class Bb	57,943,708	888,104
Abertis Infraestructuras SA	1,512,018	29,752,764
Acciona SA	69,475	5,918,074
Acerinox SAa	351,454	4,504,142
ACS Actividades de Construccion y Servicios SA	503,388	19,244,067
Aena SAd	141,234	27,516,599
Almirall SAa	165,626	1,597,334
Amadeus IT Group SA	895,942	54,991,818
Applus Services SA	357,345	4,592,279
Atresmedia Corp. de Medios de Comunicacion SA	251,158	2,937,465
Axiare Patrimonio SOCIMI SA	187,927	3,495,204
Banco Bilbao Vizcaya Argentaria SA	13,430,711	121,152,178
Banco de Sabadell SA	10,796,842	24,096,911
Banco Santander SA	32,543,695	221,542,811
Bankia SA	2,117,353	10,689,415
Bankinter SA	1,461,880	14,198,666
Bolsas y Mercados Espanoles SHMSF SA	1,895	69,283
CaixaBank SA	7,307,953	38,048,613
Cellnex Telecom SAa,d	336,896	7,546,811
Cia. de Distribucion Integral Logista Holdings SA	126,193	3,250,878
CIE Automotive SA	139,152	3,433,782
Codere SA/Spain[b]	2,208,796	1,171,877
Construcciones y Auxiliar de Ferrocarriles SA	64,814	2,872,468
Corp Financiera Alba SA	44,510	2,778,674
Distribuidora Internacional de Alimentacion SA	1,325,081	8,909,633
Ebro Foods SA	173,073	4,125,955
Enagas SA	76,594	2,156,920
Ence Energia y Celulosa SA	555,378	2,357,248
Endesa SA	662,580	15,631,456
Euskaltel SAd	269,641	2,744,808
Faes Farma SA	702,133	2,218,545
Ferrovial SA	1,020,168	21,944,697
Gas Natural SDG SA	730,690	17,048,767
Grifols SA	627,644	17,578,525
Grupo Catalana Occidente SA	102,729	4,556,442

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Hispania Activos Inmobiliarios SOCIMI SA	249,971	$4,491,471
Iberdrola SA	11,620,351	91,299,467
Indra Sistemas SAa,b	295,646	4,564,482
Industria de Diseno Textil SA	2,204,551	87,306,017
Inmobiliaria Colonial SA	654,625	6,096,474
International Consolidated Airlines Group SA	1,319,522	10,051,489
Lar Espana Real Estate SOCIMI SA	280,306	2,802,478
Liberbank SAb	1,420,784	1,636,578
Mapfre SA	2,501,135	9,291,794
Mediaset Espana Comunicacion SA	368,940	4,632,542
Melia Hotels International SA	275,518	4,260,223
Merlin Properties SOCIMI SA	722,938	9,699,678
NH Hotel Group SA	526,859	3,497,171
Obrascon Huarte Lain SAa	341,543	1,433,539
Pharma Mar SAa,b	485,528	2,203,886
Prosegur Cia. de Seguridad SA	631,881	4,313,481
Red Electrica Corp. SA	265,375	5,669,336
Repsol SA	2,567,063	42,856,214
Sacyr SAa,b	916,434	2,439,715
Siemens Gamesa Renewable Energy SA	505,253	8,250,356
Tecnicas Reunidas SAa	108,698	3,840,165
Telefonica SA	9,070,685	102,237,918
Tubacex SAb	455,830	1,773,499
Viscofan SA	93,588	5,560,048
Zardoya Otis SA	458,801	4,798,019

		1,130,569,253
SWEDEN — 3.21%
AAK AB	63,037	4,652,350
AF AB Class B	168,078	3,675,710
Ahlsell ABd	365,142	2,509,800
Alfa Laval AB	593,379	13,233,392
Assa Abloy AB Class B	2,014,562	43,085,310
Atlas Copco AB Class A	1,336,900	48,358,823
Atlas Copco AB Class B	792,297	25,622,897
Attendo ABd	263,539	3,306,842
Avanza Bank Holding AB	64,578	2,659,266
Axfood AB	226,767	3,812,600
Betsson AB	245,405	2,355,740
Bilia AB Class A	207,687	2,002,656

Security	Shares	Value
BillerudKorsnas AB	363,959	$5,745,738
BioGaia AB Class B	35,985	1,339,031
Boliden AB	554,176	17,373,985
Bonava AB Class B	198,423	3,466,065
Bravida Holding ABd	430,311	3,221,062
Byggmax Group ABa	225,053	1,815,381
Castellum AB	535,684	8,311,031
Clas Ohlson AB Class B	104,701	2,148,629
Cloetta AB Class B	571,024	2,040,115
Com Hem Holding AB	369,474	5,389,747
Dometic Group ABd	616,543	5,201,978
Duni AB	75,637	1,094,013
Electrolux AB Class B	486,034	16,595,594
Elekta AB Class B	781,751	7,514,002
Essity AB Class Bb	1,259,081	36,438,255
Evolution Gaming Group ABd	46,015	2,838,020
Fabege AB	272,592	5,374,973
Fastighets AB Balder Class Bb	216,344	5,496,158
Fingerprint Cards AB Class Ba,b	728,638	3,404,914
Getinge AB Class B	405,317	7,024,984
Granges AB	181,674	2,004,488
Hemfosa Fastigheter AB	330,403	4,045,768
Hennes & Mauritz AB Class B	1,906,683	49,617,294
Hexagon AB Class B	531,946	26,238,737
Hexpol AB	521,356	5,326,964
Hoist Finance ABa,d	187,809	2,077,983
Holmen AB Class B	105,304	4,746,397
Hufvudstaden AB Class A	246,327	4,281,538
Husqvarna AB Class B	832,890	8,458,585
ICA Gruppen AB	160,496	6,420,594
Industrivarden AB Class C	326,790	7,918,215
Indutrade AB	199,674	4,919,617
Intrum Justitia ABa	156,771	5,093,233
Investor AB Class B	903,989	42,802,033
Inwido AB	143,818	1,804,603
JM AB	153,967	5,394,236
Kambi Group PLC[b]	77,726	665,409
Kindred Group PLC	474,128	5,266,428
Kinnevik AB Class B	465,713	14,278,169
Klovern AB Class B	1,215,109	1,548,732
Kungsleden AB	457,990	3,006,443
L E Lundbergforetagen AB Class B	84,213	6,616,026
Lindab International AB	187,503	1,967,970
Loomis AB Class B	162,059	6,010,310

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Lundin Petroleum ABb	432,722	$9,826,992
Mekonomen AB	62,634	1,316,320
Millicom International Cellular SA SDR	136,007	8,507,741
Modern Times Group MTG AB Class B	123,241	4,278,138
Mycronic ABa	169,364	1,763,979
NCC AB Class B	190,594	4,952,727
NetEnt AB	396,517	3,818,579
Nibe Industrier AB Class B	792,324	7,547,062
Nobia AB	221,572	2,272,133
Nordea Bank AB	6,090,201	76,719,946
Oriflame Holding AG	87,978	3,371,617
Pandox AB	147,484	2,649,189
Peab AB	407,607	4,776,969
Ratos AB Class B	422,654	2,016,856
Rezidor Hotel Group AB	259,218	996,616
Saab AB	146,702	6,795,512
Sandvik AB	2,288,507	36,014,976
Scandic Hotels Group ABd	129,334	1,794,740
Securitas AB Class B	644,085	10,709,469
Skandinaviska Enskilda Banken AB Class A	3,042,020	38,471,594
Skanska AB Class B	675,278	15,327,021
SKF AB Class B	791,569	15,715,811
SSAB AB Class Aa,b	464,749	2,343,552
SSAB AB Class Bb	1,014,165	4,180,004
Starbreeze ABa,b	732,693	1,376,791
Svenska Cellulosa AB SCA Class B	1,272,800	10,518,748
Svenska Handelsbanken AB Class A	3,075,398	45,699,166
Sweco AB Class B	172,600	4,209,886
Swedbank AB Class A	1,811,921	47,218,517
Swedish Match AB	379,967	13,340,334
Swedish Orphan Biovitrum ABa,b	362,913	5,518,361
Tele2 AB Class B	690,367	8,201,738
Telefonaktiebolaget LM Ericsson Class B	6,177,819	40,057,437
Telia Co. AB	5,085,700	23,859,701
Thule Group ABd	226,490	4,401,534
Trelleborg AB Class B	486,598	11,441,509
Vitrolife ABa	30,633	2,476,679
Volvo AB Class B	3,128,331	53,060,250

Security	Shares	Value
Wallenstam AB Class B	413,420	$4,201,127
Wihlborgs Fastigheter AB	171,177	4,156,132

		1,063,524,286
SWITZERLAND — 7.77%
ABB Ltd. Registered	3,928,795	92,432,654
Adecco Group AG Registered	321,145	24,563,923
Allreal Holding AG Registered	26,564	4,842,833
ams AG	117,908	8,523,691
Arbonia AG Registered[a,b]	113,687	2,168,048
Aryzta AGa	187,338	6,034,581
Ascom Holding AG Registered	121,101	2,403,570
Autoneum Holding AG	8,542	2,057,481
Baloise Holding AG Registered	97,337	15,677,224
Banque Cantonale Vaudoise Registered	6,195	4,491,271
Barry Callebaut AG Registered	4,070	5,816,997
Basilea Pharmaceutica AG Registered[a,b]	31,459	2,805,666
BKW AG	41,623	2,376,978
Bossard Holding AG	17,226	3,731,392
Bucher Industries AG Registered	15,031	5,024,094
Burckhardt Compression Holding AGa	8,078	2,404,939
Cembra Money Bank AG	65,467	5,886,161
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	1,859	10,606,618
Chocoladefabriken Lindt & Spruengli AG Registered	172	11,749,515
Cie. Financiere Richemont SA Class A Registered	1,039,091	88,471,084
Clariant AG Registered	585,972	13,664,684
Conzzeta AG	3,985	4,179,738
COSMO Pharmaceuticals NV	18,855	3,021,177
Credit Suisse Group AG Registered	4,720,142	72,794,437
Daetwyler Holding AG Bearer	17,823	2,920,471
dormakaba Holding AG Class B	6,782	6,059,060
Dufry AG Registered[b]	68,126	10,880,672
EFG International AG	234,818	1,749,849
Emmi AG	4,547	3,211,671
EMS-Chemie Holding AG Registered	16,611	11,586,467

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Flughafen Zurich AG	38,972	$9,964,650
Forbo Holding AG Registered	2,359	3,586,726
GAM Holding AG	338,739	5,353,962
Geberit AG Registered	72,756	35,079,122
Georg Fischer AG Registered	8,201	9,349,743
Givaudan SA Registered	17,921	35,754,703
Helvetia Holding AG Registered	13,427	7,521,681
Huber & Suhner AG Registered	43,193	3,086,653
Idorsia Ltd.[b]	247,786	4,648,315
Implenia AG Registered	44,744	3,318,063
Inficon Holding AG Registered	5,996	3,296,759
Intershop Holdings AG	4,602	2,281,087
Julius Baer Group Ltd.	439,583	24,921,169
Komax Holding AG Registered	11,789	3,451,720
Kudelski SA Bearer	130,616	2,084,766
Kuehne + Nagel International AG Registered	104,699	18,273,630
LafargeHolcim Ltd. Registered	898,548	53,874,697
Leonteq AGa,b	23,019	1,302,625
Logitech International SA Registered	218,440	7,957,886
Lonza Group AG Registered	146,778	34,988,796
Meyer Burger Technology AGa,b	1,622,327	2,555,772
Mobilezone Holding AG	188,154	2,730,120
Mobimo Holding AG Registered	16,689	4,773,969
Nestle SA Registered	6,211,239	525,945,200
Novartis AG Registered	4,446,416	379,732,268
OC Oerlikon Corp. AG Registered	414,680	6,081,486
Panalpina Welttransport Holding AG Registered[a]	22,575	2,866,184
Pargesa Holding SA Bearer	70,428	5,635,116
Partners Group Holding AG	34,853	22,685,064
PSP Swiss Property AG Registered	80,579	7,349,279
Rieter Holding AG Registered	11,683	2,712,330
Roche Holding AG	1,402,682	356,031,323
Schindler Holding AG Participation Certificates	76,443	16,526,931
Schindler Holding AG Registered	44,634	9,409,292

Security	Shares	Value
Schmolz + Bickenbach AG Registered[b]	1,276,131	$1,177,133
Schweiter Technologies AG Bearer	2,737	3,611,132
SFS Group AG	41,819	4,767,674
SGS SA Registered	10,704	23,718,870
Siegfried Holding AG Registered	12,068	3,517,775
Sika AG Bearer	4,228	29,206,219
Sonova Holding AG Registered	104,846	17,049,632
St Galler Kantonalbank AG Registered	5,942	2,652,761
Straumann Holding AG Registered	20,607	11,671,996
Sulzer AG Registered	28,367	3,189,946
Sunrise Communications Group AGd	67,762	5,351,572
Swatch Group AG (The) Bearer	59,784	23,787,198
Swatch Group AG (The) Registered	115,271	8,900,544
Swiss Life Holding AG Registered	62,153	22,739,295
Swiss Prime Site AG Registered	118,913	10,753,132
Swiss Re AG	633,608	61,236,406
Swisscom AG Registered	48,621	23,820,435
Swissquote Group Holding SA Registered	40,896	1,180,446
Tecan Group AG Registered	25,021	4,678,228
Temenos Group AG Registered	120,009	11,629,623
u-blox Holding AG	15,391	3,064,322
UBS Group AG	7,291,299	127,107,477
Valiant Holding AG Registered	41,305	4,880,313
Valora Holding AG Registered	9,242	3,074,760
VAT Group AGd	40,042	5,278,896
Vifor Pharma AG	97,380	10,425,822
Vontobel Holding AG Registered	59,623	3,976,515
VZ Holding AG	7,000	2,259,937
Ypsomed Holding AGa	9,726	1,522,129
Zehnder Group AG	37,327	1,313,418
Zurich Insurance Group AG	296,457	90,579,389

		2,575,391,028

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
UNITED KINGDOM — 17.90%
3i Group PLC	1,942,078	$23,964,766
888 Holdings PLC	391,127	1,327,779
AA PLC	1,359,685	4,379,176
Abcam PLC	412,384	5,583,454
Aberdeen Asset Management PLC	1,812,023	7,868,972
Acacia Mining PLC	383,329	880,340
Admiral Group PLC	422,953	11,531,169
Advanced Medical Solutions Group PLC[a]	775,554	3,044,349
Aggreko PLC	519,630	5,812,684
Aldermore Group PLC[b]	691,117	1,978,983
Allied Minds PLC[a,b]	180,682	385,887
Amec Foster Wheeler PLC	849,524	4,970,426
Amerisur Resources PLC[a,b]	3,356,242	796,446
Anglo American PLC[b]	2,657,844	43,887,202
Antofagasta PLC	778,523	9,709,419
AO World PLC[a,b]	730,254	1,133,615
Ascential PLC	933,234	4,416,881
Ashmore Group PLC	790,959	3,753,938
Ashtead Group PLC	990,312	21,267,860
ASOS PLC[b]	108,245	8,245,482
Associated British Foods PLC	709,774	27,735,050
Assura PLC	4,385,113	3,705,693
AstraZeneca PLC	2,522,410	151,938,387
Auto Trader Group PLC[d]	1,975,247	9,965,763
AVEVA Group PLC	146,311	3,826,919
Aviva PLC	8,001,272	56,856,284
B&M European Value Retail SA	1,359,186	6,450,778
Babcock International Group PLC	495,599	5,517,734
BAE Systems PLC	6,287,485	49,858,966
Balfour Beatty PLC	1,480,972	5,154,440
Barclays PLC	33,770,407	90,378,058
Barratt Developments PLC	2,077,596	16,858,535
BBA Aviation PLC	2,030,876	8,024,183
Beazley PLC	1,175,848	7,944,668
Bellway PLC	250,935	10,553,162
Berendsen PLC	358,351	6,023,508
Berkeley Group Holdings PLC	259,062	11,940,041
BGEO Group PLC	83,188	3,780,355
BHP Billiton PLC	4,198,043	76,265,263
Big Yellow Group PLC	343,238	3,506,935

Security	Shares	Value
Bodycote PLC	410,380	$4,923,322
boohoo.com PLC[b]	1,561,792	4,848,917
Booker Group PLC	3,295,528	8,363,468
Bovis Homes Group PLC	279,434	3,724,441
BP PLC	39,266,794	230,778,944
Brewin Dolphin Holdings PLC	832,180	3,938,605
British American Tobacco PLC	4,598,170	285,732,215
British Land Co. PLC (The)	1,864,660	15,007,764
Britvic PLC	531,990	5,007,631
BT Group PLC	16,862,115	69,691,573
BTG PLC[b]	795,605	6,912,157
Bunzl PLC	657,415	19,830,164
Burberry Group PLC	868,662	19,594,379
Burford Capital Ltd.	413,396	5,924,156
Cairn Energy PLC[b]	1,571,436	3,722,849
Cairn Homes PLC[b]	1,771,552	3,268,754
Cape PLC	457,798	1,575,234
Capita PLC	1,354,840	11,761,818
Capital & Counties Properties PLC[a]	1,528,084	5,793,844
Card Factory PLC	762,101	3,081,463
Carillion PLC[a]	329,262	246,559
Carnival PLC	369,912	24,968,880
Centamin PLC	2,070,472	4,531,147
Centrica PLC	10,946,608	28,646,446
Chemring Group PLC	818,907	1,932,495
Chesnara PLC	377,361	1,902,914
Cineworld Group PLC	423,378	3,848,515
Clinigen Healthcare Ltd.[b]	229,003	3,025,099
Close Brothers Group PLC	305,923	6,211,029
Cobham PLC	4,901,347	8,574,663
Coca-Cola European Partners PLC	441,697	19,130,156
Coca-Cola HBC AG	360,140	10,882,199
Compass Group PLC	3,141,468	66,968,926
ConvaTec Group PLC[b,d]	2,308,478	9,455,787
Countryside Properties PLC[d]	546,161	2,589,953
Crest Nicholson Holdings PLC	537,730	3,813,970
Croda International PLC	256,800	12,529,818
CVS Group PLC	151,799	2,581,602
CYBG PLC[a,b]	1,774,492	6,250,880
Daily Mail & General Trust PLC Class A NVS	601,055	5,043,631
Dairy Crest Group PLC[a]	416,187	3,256,416
Dart Group PLC	250,211	1,603,972

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
DCC PLC	171,958	$15,109,609
De La Rue PLC	285,342	2,509,124
Debenhams PLC	3,607,033	2,044,793
Dechra Pharmaceuticals PLC	212,883	4,981,613
Derwent London PLC	210,230	7,893,423
DFS Furniture PLC	599,901	1,676,664
Diageo PLC	4,998,368	161,346,300
Dialight PLC[a,b]	81,213	968,958
Dignity PLC	113,699	3,817,827
Diploma PLC	283,466	4,036,039
Direct Line Insurance Group PLC	2,795,582	13,806,089
Dixons Carphone PLC	1,993,531	7,069,781
Domino’s Pizza Group PLC	1,073,376	3,769,787
Drax Group PLC	876,068	3,677,406
DS Smith PLC	1,904,200	12,120,220
Dunelm Group PLC	258,557	2,052,029
easyJet PLC	312,304	5,088,933
EI Group PLC[b]	1,333,123	2,504,470
Electrocomponents PLC	903,453	7,384,616
Elementis PLC	995,454	3,889,825
EnQuest PLC ADR[a,b]	3,407,841	1,505,063
Entertainment One Ltd.	850,768	2,677,283
Essentra PLC	537,076	3,791,630
esure Group PLC	825,681	3,226,422
Evraz PLC[b]	744,386	2,335,640
Experian PLC	1,872,586	37,203,663
Faroe Petroleum PLC[b]	1,409,605	1,630,704
Fenner PLC	520,755	2,366,837
Fevertree Drinks PLC	201,868	5,719,191
FirstGroup PLC[b]	2,552,555	3,886,760
Foxtons Group PLC[a]	747,056	886,393
Fresnillo PLC	446,037	9,032,184
G4S PLC	3,117,001	13,511,371
Galliford Try PLC	199,639	3,568,911
Genus PLC	153,506	3,499,057
GKN PLC	3,284,170	13,919,937
GlaxoSmithKline PLC	9,757,375	194,819,735
Glencore PLC	24,415,487	107,556,715
Go-Ahead Group PLC	114,445	2,708,270
Gocompare.Com Group PLC[b]	1,287,955	1,922,957
Grafton Group PLC	448,721	4,546,225
Grainger PLC	1,007,047	3,487,711
Great Portland Estates PLC	668,329	5,304,170
Greencore Group PLC	1,496,002	4,413,904

Security	Shares	Value
Greene King PLC	616,567	$5,568,029
Greggs PLC	245,730	3,563,539
GVC Holdings PLC	553,284	5,605,607
Halfords Group PLC	476,456	2,092,948
Halma PLC	767,130	11,114,689
Hammerson PLC	1,452,209	10,998,915
Hansteen Holdings PLC	2,005,490	3,357,801
Hargreaves Lansdown PLC	523,141	9,517,623
Hays PLC	2,904,017	6,385,955
Helical PLC	298,084	1,355,778
Hikma Pharmaceuticals PLC[a]	293,776	5,468,670
Hill & Smith Holdings PLC	177,886	3,142,514
Hiscox Ltd.	609,650	10,432,441
Hochschild Mining PLC	581,954	2,427,481
Homeserve PLC	613,360	5,862,517
Howden Joinery Group PLC	1,234,767	6,916,755
HSBC Holdings PLC	39,747,342	396,674,830
Hunting PLC[b]	400,394	2,468,798
Ibstock PLC[d]	702,105	2,360,331
IG Group Holdings PLC	751,177	6,303,349
Imagination Technologies Group PLC[a,b]	873,311	1,663,671
IMI PLC	529,228	8,393,423
Imperial Brands PLC	1,905,720	78,387,057
Inchcape PLC	839,484	8,887,071
Indivior PLC	1,517,566	7,682,622
Informa PLC	1,598,472	14,656,587
Inmarsat PLC	906,460	9,267,469
InterContinental Hotels Group PLC	351,277	19,871,878
Intermediate Capital Group PLC	599,266	7,169,633
International Personal Finance PLC	632,561	1,584,480
Intertek Group PLC	317,525	18,004,375
Intu Properties PLC	1,729,339	5,820,518
Investec PLC	1,296,103	9,842,211
ITE Group PLC	832,641	1,978,626
ITV PLC	7,179,606	16,374,852
IWG PLC	1,394,599	6,030,508
J D Wetherspoon PLC	224,401	3,026,433
J Sainsbury PLC	3,173,391	10,241,550
JD Sports Fashion PLC	935,270	4,412,954
John Laing Group PLC[d]	908,658	3,742,331
John Menzies PLC	229,701	2,125,840

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
John Wood Group PLC	914,669	$7,361,737
Johnson Matthey PLC	377,866	13,998,284
Jupiter Fund Management PLC	874,085	6,153,548
Just Eat PLC[b]	1,115,080	9,121,757
Just Group PLC	1,299,623	2,520,349
KAZ Minerals PLC[b]	539,957	5,111,099
Kcom Group PLC	1,778,926	2,151,764
Keller Group PLC	195,743	2,270,908
Kier Group PLC	237,889	4,042,574
Kingfisher PLC	4,390,575	17,040,796
Ladbrokes Coral Group PLC	1,974,628	3,293,112
Laird PLC	1,185,531	2,336,602
Lancashire Holdings Ltd.	457,986	4,389,523
Land Securities Group PLC	1,524,108	20,515,030
Legal & General Group PLC	11,754,875	41,594,049
Lloyds Banking Group PLC	144,989,462	125,354,095
London Stock Exchange Group PLC	646,224	31,931,060
LondonMetric Property PLC	1,674,147	3,714,569
Lookers PLC	819,274	1,188,099
Majestic Wine PLC[a]	231,415	975,512
Man Group PLC	3,298,219	6,957,130
Marks & Spencer Group PLC	3,186,350	13,534,733
Marshalls PLC	432,293	2,184,478
Marston’s PLC	1,760,518	2,692,335
McCarthy & Stone PLC[d]	1,132,195	2,532,992
Mediclinic International PLC[a]	753,865	7,354,548
Meggitt PLC	1,513,059	10,033,548
Melrose Industries PLC	3,767,872	11,544,176
Merlin Entertainments PLC[d]	1,416,769	8,765,572
Metro Bank PLC[b]	126,340	6,032,815
Micro Focus International PLC	456,997	13,453,421
Mitchells & Butlers PLC	518,273	1,652,135
Mitie Group PLC	875,995	3,074,258
Mondi PLC	713,460	18,764,768
Moneysupermarket.com Group PLC	1,133,334	4,962,008
Morgan Advanced Materials PLC	812,933	3,208,760
N Brown Group PLC	401,421	1,653,262
National Express Group PLC	935,857	4,492,218
National Grid PLC	6,809,633	84,101,020
NewRiver REIT PLC	634,886	2,954,617
NEX Group PLC	679,943	5,983,488

Security	Shares	Value
Next PLC	298,422	$15,540,272
NMC Health PLC	177,195	5,286,481
Northgate PLC	386,277	2,198,425
Ocado Group PLC[a,b]	1,131,859	4,492,972
Old Mutual PLC	9,817,883	25,433,790
OneSavings Bank PLC	353,885	1,843,783
Ophir Energy PLC[b]	2,096,396	2,017,562
Oxford Instruments PLC	146,924	2,031,884
P2P Global Investments PLC/Fund	213,165	2,485,675
Pagegroup PLC	713,245	4,604,681
Paragon Group of Companies PLC (The)	653,266	3,729,139
Paysafe Group PLC[b]	964,983	7,505,893
Pearson PLC	1,631,359	14,140,865
Pennon Group PLC	860,609	9,133,399
Persimmon PLC	609,640	20,125,119
Petra Diamonds Ltd.[b]	1,318,540	1,660,074
Petrofac Ltd.	519,586	3,061,933
Pets at Home Group PLC[a]	1,003,682	2,150,207
Phoenix Group Holdings	712,801	7,165,373
Playtech PLC	534,421	6,767,240
Plus500 Ltd.	216,519	1,801,176
Polypipe Group PLC	550,708	2,912,816
Premier Foods PLC[b]	2,161,613	1,118,532
Primary Health Properties PLC[a]	1,700,454	2,594,876
Provident Financial PLC	298,021	8,101,514
Prudential PLC	5,135,773	125,123,378
Purplebricks Group PLC[a,b]	471,463	2,983,455
PZ Cussons PLC	620,356	2,966,328
QinetiQ Group PLC	1,295,001	4,117,922
Randgold Resources Ltd.	180,021	16,755,544
Rathbone Brothers PLC	126,016	4,442,401
Reckitt Benckiser Group PLC	1,347,103	130,869,979
Redde PLC	780,753	1,543,958
Redefine International PLC/Isle of Man	3,901,990	1,976,911
Redrow PLC	499,257	3,896,517
RELX PLC	2,140,579	46,619,969
Renewi PLC	2,083,638	2,527,207
Renishaw PLC	86,177	4,737,597
Rentokil Initial PLC	3,781,474	14,487,298
Restaurant Group PLC (The)	439,961	1,939,595
Rightmove PLC	193,174	10,716,552

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Rio Tinto PLC	2,460,615	$114,187,090
Rolls-Royce Holdings PLC	3,317,035	38,832,352
Rotork PLC	1,766,280	5,390,651
Royal Bank of Scotland Group PLC[b]	7,057,688	23,130,992
Royal Dutch Shell PLC Class A ADR	8,966,975	252,154,944
Royal Dutch Shell PLC Class B	7,591,242	215,370,282
Royal Mail PLC	1,731,686	9,202,644
RPC Group PLC	821,383	9,702,517
RPS Group PLC	611,140	2,201,565
RSA Insurance Group PLC	2,015,054	17,333,964
Safestore Holdings PLC	559,275	3,114,440
Saga PLC	2,365,400	6,508,152
Sage Group PLC (The)	2,127,467	18,903,987
Savills PLC	316,272	3,810,988
Schroders PLC	257,522	11,695,916
Segro PLC	1,867,447	12,974,468
Senior PLC	1,029,985	3,372,975
Serco Group PLC[b]	2,410,426	3,527,341
Severn Trent PLC	459,997	13,584,188
Shaftesbury PLC	495,379	6,419,804
Shire PLC	1,806,416	101,475,215
SIG PLC	1,318,186	2,876,109
Sirius Minerals PLC[a,b]	8,385,317	3,338,544
Sky PLC	2,021,053	25,711,990
Smith & Nephew PLC	1,703,978	29,652,997
Smiths Group PLC	757,818	15,335,713
SOCO International PLC	519,237	830,000
Sophos Group PLC[d]	657,175	3,911,735
Sound Energy PLC[a,b]	1,726,815	904,927
Spectris PLC	240,552	7,801,440
Spirax-Sarco Engineering PLC	147,351	10,800,865
Spire Healthcare Group PLC[d]	658,097	2,993,227
SSE PLC	1,997,697	36,318,220
SSP Group PLC	1,044,069	7,013,004
ST Modwen Properties PLC	536,360	2,534,990
St. James’s Place PLC	1,042,425	16,724,998
Stagecoach Group PLC	1,033,790	2,457,303
Standard Chartered PLC[b]	6,535,188	72,948,828
Standard Life PLC	3,910,139	22,496,120
Stobart Group Ltd.	831,431	3,021,994
Stock Spirits Group PLC	612,458	1,320,154
SuperGroup PLC	117,572	2,321,915

Security	Shares	Value
Synthomer PLC	611,834	$3,960,461
TalkTalk Telecom Group PLC[a]	1,240,906	2,944,707
Tate & Lyle PLC	953,769	8,449,736
Taylor Wimpey PLC	6,444,755	16,177,225
Ted Baker PLC	79,067	2,625,754
Telecom Plus PLC	180,086	2,723,166
Tesco PLC[b]	16,334,357	37,512,920
Thomas Cook Group PLC	3,154,823	4,570,917
TP ICAP PLC	1,160,813	7,451,311
Travis Perkins PLC	497,919	9,964,629
Tritax Big Box REIT PLC	2,901,001	5,729,152
TUI AG	868,768	13,641,001
UBM PLC	776,113	7,418,116
UDG Healthcare PLC	531,325	5,933,000
Ultra Electronics Holdings PLC	155,032	4,285,983
Unilever PLC	2,546,397	145,074,574
UNITE Group PLC (The)	447,109	3,955,183
United Utilities Group PLC	1,334,218	15,786,721
Vectura Group PLC[a,b]	1,752,195	2,635,717
Vedanta Resources PLC	197,851	2,007,139
Vesuvius PLC	474,563	3,400,354
Victrex PLC	176,218	4,578,968
Virgin Money Holdings UK PLC	635,708	2,392,734
Vodafone Group PLC	52,717,254	154,289,520
Weir Group PLC (The)	430,012	10,397,061
WH Smith PLC	218,310	5,065,438
Whitbread PLC	364,781	18,505,377
William Hill PLC	1,714,841	5,663,205
Wm Morrison Supermarkets PLC	4,285,654	13,582,579
Wolseley PLC	494,633	29,520,537
Workspace Group PLC	272,178	3,283,256
Worldpay Group PLC[d]	3,979,619	19,412,161
WPP PLC	2,527,707	51,518,937
ZPG PLC[d]	680,438	3,255,414

		5,929,278,745

TOTAL COMMON STOCKS
(Cost: $29,978,604,488)		32,839,046,703

PREFERRED STOCKS — 0.52%

GERMANY — 0.48%
Bayerische Motoren Werke AG, Preference Shares	101,679	8,073,891
Biotest AG, Preference Shares[a]	77,309	2,091,832

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Security	Shares	Value
Draegerwerk AG & Co. KGaA, Preference Shares	20,415	$2,187,899
Fuchs Petrolub SE, Preference Shares	138,716	8,210,022
Henkel AG & Co. KGaA, Preference Shares	342,759	48,392,539
Jungheinrich AG, Preference Shares	97,078	3,843,400
Porsche Automobil Holding SE, Preference Shares	294,753	16,814,463
Sartorius AG, Preference Shares[a]	71,829	6,770,680
Schaeffler AG, Preference Shares	327,183	4,547,980
Sixt SE, Preference Shares	24,349	1,377,672
STO SE & Co. KGaA, Preference Shares	4,292	603,690
Volkswagen AG, Preference Shares	364,790	55,954,400

		158,868,468
ITALY — 0.04%
Intesa Sanpaolo SpA, Preference Shares	1,845,778	5,875,668
Telecom Italia SpA/Milano, Preference Shares	11,343,247	9,274,657

		15,150,325

TOTAL PREFERRED STOCKS
(Cost: $166,043,720)		174,018,793

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[a,b]	82,189	243,028

		243,028

TOTAL RIGHTS
(Cost: $0)		243,028

WARRANTS — 0.00%

SPAIN — 0.00%
Abengoa SA (Expires 03/31/25)[a,b]	1,476,448	17,407

		17,407

TOTAL WARRANTS
(Cost: $0)		17,407

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.47%

MONEY MARKET FUNDS — 1.47%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	467,882,832	$468,023,197
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[f,g]	17,930,067	17,930,067

		485,953,264

TOTAL SHORT-TERM INVESTMENTS (Cost: $485,897,414)		485,953,264

TOTAL INVESTMENTS IN SECURITIES — 101.11%
(Cost: $30,630,545,622)[i]		33,499,279,195
Other Assets, Less Liabilities — (1.11)%		(367,350,184)

NET ASSETS — 100.00%		$33,131,929,011

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $30,803,852,733. Net unrealized appreciation was $2,695,426,462, of which $3,411,418,630 represented gross unrealized appreciation on securities and $715,992,168 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® CORE MSCI EAFE ETF

July 31, 2017

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts:
MSCI EAFE E-Mini	57,500	Sep 2017	$111,487	$3,262,260

Total				$3,262,260

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$32,838,739,789	$306,883	$31	$32,839,046,703
Preferred stocks	174,018,793	—	—	174,018,793
Rights	243,028	—	—	243,028
Warrants	—	17,407	—	17,407
Money market funds	485,953,264	—	—	485,953,264

Total	$33,498,954,874	$324,290	$31	$33,499,279,195

Derivative financial instruments[a]:
Assets:
Futures contracts	$3,262,260	$—	$—	$3,262,260

Total	$3,262,260	$—	$—	$3,262,260

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.84%

AUSTRIA — 0.57%
Andritz AG	22,712	$1,386,269
BUWOG AG	30,360	888,955
CA Immobilien Anlagen AG	29,484	757,804
Erste Group Bank AG	83,323	3,449,623
IMMOFINANZ AG	244,832	593,479
Lenzing AG	4,166	741,669
Oesterreichische Post AG	14,949	685,872
OMV AG	45,459	2,562,970
Raiffeisen Bank International AGa	41,878	1,230,405
Schoeller-Bleckmann Oilfield Equipment AGa,b	4,146	312,841
Telekom Austria AG	59,707	537,322
UNIQA Insurance Group AG	58,816	606,553
Voestalpine AG	30,856	1,559,214
Wienerberger AG	37,457	858,506
Zumtobel Group AG	11,438	225,880

		16,397,362
BELGIUM — 2.06%
Ablynx NVa,b	28,742	433,751
Ackermans & van Haaren NV	7,645	1,377,257
Ageas	53,958	2,421,563
AGFA-Gevaert NVa	82,188	381,882
Anheuser-Busch InBev SA/NV	209,272	25,117,298
Befimmo SA	10,282	635,582
Bekaert SA	11,505	554,106
bpost SA	27,889	761,034
Cofinimmo SA	6,856	867,330
Colruyt SA	17,484	976,674
Econocom Group SA/NVa	64,925	494,338
Elia System Operator SA/NV	11,269	658,196
Euronav NV	58,857	468,538
EVS Broadcast Equipment SA	10,512	425,412
Fagron[a,b]	18,354	249,827
Galapagos NVa	12,851	1,019,685
Groupe Bruxelles Lambert SA	19,768	2,019,973
Intervest Offices & Warehouses NV	19,786	531,755
Ion Beam Applications	9,466	334,143
KBC Ancora	13,169	696,741
KBC Group NV	68,812	5,679,057
Melexis NV	5,508	471,979
Nyrstar NVa,b	40,241	260,279
Ontex Group NV	26,106	892,283

Security	Shares	Value
Orange Belgium SA	17,466	$429,352
Proximus SADP	42,026	1,471,348
Sofina SA	4,482	664,762
Solvay SA	19,642	2,809,057
Telenet Group Holding NVa	16,049	1,116,196
UCB SA	35,607	2,584,330
Umicore SA	27,357	2,189,396
Warehouses De Pauw CVA	4,589	507,445

		59,500,569
DENMARK — 2.89%
Ambu A/S Class B	10,303	668,883
AP Moller – Maersk A/S Class A	1,272	2,645,778
AP Moller – Maersk A/S Class B	1,605	3,491,094
Bavarian Nordic A/Sa,b	11,196	730,407
Carlsberg A/S Class B	28,380	3,142,760
Chr Hansen Holding A/S	27,391	2,197,307
Coloplast A/S Class B	33,005	2,825,569
Danske Bank A/S	203,361	8,205,175
Dfds A/S	10,683	606,838
DONG Energy A/Sc	43,062	2,067,883
DSV A/S	52,613	3,383,167
FLSmidth & Co. A/S	12,084	736,613
Genmab A/Sa	15,206	3,444,924
GN Store Nord A/S	43,237	1,310,617
H Lundbeck A/S	20,923	1,252,199
ISS A/S	45,919	1,876,028
Jyske Bank A/S Registered	21,424	1,337,206
Nets A/Sa,c	36,734	881,712
NKT A/Sa	9,775	856,212
Novo Nordisk A/S Class B	501,744	21,326,099
Novozymes A/S Class B	64,257	2,956,312
Pandora A/S	31,130	3,568,205
Per Aarsleff Holding A/S	16,703	414,421
Rockwool International A/S Class B	2,569	582,415
Royal Unibrew A/S	14,839	736,345
SimCorp A/S	13,259	825,896
Spar Nord Bank A/S	42,203	565,370
Sydbank A/S	25,001	1,038,463
TDC A/S	208,180	1,278,919
Topdanmark A/Sa	19,663	669,913
Tryg A/S	36,312	815,741
Vestas Wind Systems A/S	62,289	6,063,343
William Demant Holding A/Sa	38,700	1,025,226

		83,527,040

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
FINLAND — 1.70%
Amer Sports OYJ	34,559	$924,913
Cargotec OYJ Class B	12,168	740,258
Caverion Corp.[a,b]	33,909	282,650
Citycon OYJ	137,628	373,206
Elisa OYJ	38,573	1,581,256
Fortum OYJ	119,090	1,940,427
Huhtamaki OYJ	25,578	987,323
Kemira OYJ	35,690	448,136
Kesko OYJ Class B	18,996	956,994
Kone OYJ Class B	94,747	4,916,215
Konecranes OYJ	18,985	844,299
Metsa Board OYJ	66,999	471,976
Metso OYJ	31,635	1,002,562
Neste OYJ	39,201	1,692,965
Nokia OYJ	1,619,491	10,272,469
Nokian Renkaat OYJ	32,311	1,313,505
Orion OYJ Class B	31,140	1,568,793
Outokumpu OYJ	92,234	773,169
Outotec OYJ[a]	51,253	332,955
Sampo OYJ Class A	122,521	6,678,031
Stora Enso OYJ Class R	152,794	2,035,630
Tieto OYJ	20,137	636,273
UPM-Kymmene OYJ	147,134	3,991,569
Uponor OYJ	22,405	360,308
Valmet OYJ	40,848	741,661
Wartsila OYJ Abp	41,961	2,777,855
YIT OYJ	48,551	410,709

		49,056,107
FRANCE — 14.93%
ABC Arbitrage	68,984	497,753
Accor SA	47,972	2,220,507
Aeroports de Paris	9,291	1,566,983
Air France-KLM[a]	50,643	682,762
Air Liquide SA	105,989	12,958,465
Airbus SE	161,538	13,446,010
Alstom SA	42,882	1,531,146
Alten SA	10,586	910,482
Altran Technologies SA	49,072	859,450
APERAM SA	15,096	730,883
Arkema SA	17,936	2,033,876
Atos SE	26,909	4,075,170
AXA SA	534,928	15,741,783
BNP Paribas SA	310,673	24,017,219
Boiron SA	3,013	281,238

Security	Shares	Value
Bollore SA	242,695	$1,121,659
Bourbon Corp.[b]	14,849	137,780
Bouygues SA	58,482	2,499,104
Bureau Veritas SA	73,098	1,658,584
Capgemini SE	43,980	4,770,425
Carrefour SA	152,484	3,650,407
Casino Guichard Perrachon SA	15,510	942,476
Cellectis SAa,b	12,541	305,032
Cie. de Saint-Gobain	135,244	7,476,740
Cie. Generale des Etablissements Michelin Class B	47,041	6,342,007
Cie. Plastic Omnium SA	19,008	728,339
CNP Assurances	48,906	1,176,268
Coface SAa	42,216	398,182
Credit Agricole SA	315,922	5,531,213
Danone SA	162,374	12,077,889
Dassault Aviation SA	703	1,049,598
Dassault Systemes SE	35,782	3,496,880
DBV Technologies SAa	5,643	504,238
Edenred	63,240	1,655,232
Eiffage SA	20,075	1,937,262
Electricite de France SA	153,098	1,547,269
Elior Group[c]	35,555	939,623
Elis SAb	38,174	919,721
Engie SA	473,713	7,598,500
Essilor International SA	56,935	7,189,237
Euler Hermes Group	6,579	783,421
Eurazeo SA	13,274	1,079,071
Eurofins Scientific SE	3,192	1,770,289
Euronext NVc	17,966	1,046,387
Eutelsat Communications SA	50,467	1,361,969
Faurecia	20,785	1,150,044
Fnac Darty SAa	6,453	608,647
Fonciere des Regions	7,348	707,185
Gaztransport Et Technigaz SA	11,356	538,763
Gecina SA	10,902	1,640,102
Genfit[a,b]	9,145	291,221
Groupe Eurotunnel SE Registered	127,992	1,412,751
Havas SA	55,704	607,166
Hermes International	8,887	4,484,489
ICADE	9,129	781,078
Iliad SA	7,442	1,839,495
Imerys SA	9,129	787,966
Ingenico Group SA	16,099	1,682,072
Innate Pharma SAa,b	21,346	272,810

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
Ipsen SA	12,450	$1,588,954
IPSOS	14,297	491,695
JCDecaux SA	20,674	732,580
Kering	21,281	7,414,187
Klepierre	59,239	2,400,847
Korian SA	15,475	509,766
L’Oreal SA	69,411	14,329,415
Lagardere SCA	35,090	1,148,049
Legrand SA	72,418	4,986,242
LVMH Moet Hennessy Louis Vuitton SE	77,505	19,436,194
Maisons du Monde SAc	12,115	447,291
Marie Brizard Wine & Spirits SAa,b	19,346	335,291
Mercialys SA	21,483	433,117
Metropole Television SA	14,281	344,407
Natixis SA	257,378	1,864,086
Neopost SA	12,304	561,689
Nexans SA	9,157	522,316
Nexity SA	13,129	701,745
Orange SA	544,931	9,135,980
Orpea	13,867	1,584,238
Pernod Ricard SA	58,448	8,079,724
Peugeot SA	134,679	2,887,535
Pierre & Vacances SAa	6,039	336,419
Publicis Groupe SA	55,368	4,171,975
Rallye SA	12,411	262,655
Remy Cointreau SA	6,706	769,053
Renault SA	49,178	4,415,825
Rexel SA	85,920	1,355,897
Rubis SCA	26,222	1,662,031
Safran SA	87,225	8,219,867
Sanofi	322,567	30,698,355
Sartorius Stedim Biotech	9,501	674,565
Schneider Electric SE	154,319	12,071,864
SCOR SE	46,896	1,969,168
SEB SA	6,606	1,170,998
SES SA	102,769	2,408,149
Societe BIC SA	8,211	959,074
Societe Generale SA	212,756	12,441,637
Sodexo SA	25,625	3,016,053
Sopra Steria Group	4,677	805,347
SPIE SA	28,706	803,127
STMicroelectronics NV	184,224	3,134,199
Suez	111,913	2,016,127
Technicolor SA Registered	123,227	446,315

Security	Shares	Value
Teleperformance	16,633	$2,307,154
Television Francaise 1	26,245	383,382
Thales SA	30,316	3,345,148
Total SA	646,284	32,734,197
Ubisoft Entertainment SAa	19,324	1,217,296
Unibail-Rodamco SE	26,401	6,578,648
Valeo SA	65,919	4,549,643
Vallourec SAa,b	89,844	528,783
Veolia Environnement SA	136,611	3,069,083
Vicat SA	6,462	470,074
Vinci SA	138,476	12,365,561
Vivendi SA	283,747	6,546,906
Wendel SA	8,545	1,281,484
Worldline SA/France[a,c]	16,298	659,087
Zodiac Aerospace	58,150	1,655,697

		431,488,509
GERMANY — 13.47%
Aareal Bank AG	18,956	788,924
adidas AG	52,427	11,929,613
Allianz SE Registered	126,482	26,842,023
Alstria office REIT AGb	43,509	635,828
AURELIUS Equity Opportunities SE & Co KGaA[b]	8,255	484,491
Aurubis AG	11,225	996,277
Axel Springer SE	12,817	812,079
BASF SE	252,609	24,001,810
Bayer AG Registered	229,324	28,970,481
Bayerische Motoren Werke AG	89,815	8,228,862
Bechtle AG	12,188	874,394
Beiersdorf AG	29,178	3,188,962
Bilfinger SEb	11,530	469,736
Brenntag AG	43,977	2,485,896
Carl Zeiss Meditec AG Bearer	13,315	711,137
Commerzbank AGa	298,361	3,897,587
CompuGroup Medical SEb	10,322	612,863
Continental AG	30,136	6,768,534
Covestro AGc	32,643	2,525,459
CTS Eventim AG & Co. KGaA	17,239	795,512
Daimler AG Registered	263,028	18,386,432
Deutsche Bank AG Registered	573,346	10,200,467
Deutsche Boerse AG	54,116	5,640,805
Deutsche Euroshop AG	14,297	592,916
Deutsche Lufthansa AG Registered	65,827	1,410,563
Deutsche Post AG Registered	272,670	10,544,481
Deutsche Telekom AG Registered	897,928	16,350,967

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
Deutsche Wohnen AG Bearer	100,024	$3,948,831
Dialog Semiconductor PLC[a]	24,140	1,050,356
Diebold Nixdorf AG	4,704	398,870
DMG Mori AG	7,971	469,233
Drillisch AG	14,195	947,587
Duerr AG	7,678	932,394
E.ON SE	619,458	6,107,845
ElringKlinger AGb	13,129	228,162
Evonik Industries AG	44,208	1,501,092
Evotec AGa	40,407	581,206
Fraport AG Frankfurt Airport Services Worldwide[b]	13,898	1,386,562
Freenet AG	39,491	1,328,354
Fresenius Medical Care AG & Co. KGaA	59,875	5,632,588
Fresenius SE & Co. KGaA	115,078	9,691,410
GEA Group AG	51,270	2,076,065
Gerresheimer AG	9,746	801,695
Gerry Weber International AGb	17,796	226,390
Grand City Properties SA	36,394	751,329
GRENKE AGb	9,947	856,578
Hannover Rueck SE	17,217	2,165,888
HeidelbergCement AG	40,440	3,996,436
Heidelberger Druckmaschinen AGa,b	121,130	411,014
Henkel AG & Co. KGaA	31,255	3,920,804
HOCHTIEF AG	6,575	1,170,541
HUGO BOSS AG	18,683	1,403,798
Indus Holding AG	9,095	678,230
Infineon Technologies AG	312,176	6,766,704
Innogy SEc	41,361	1,730,413
K+S AG Registered	53,908	1,397,949
KION Group AG	20,382	1,762,148
Kloeckner & Co. SEb	28,037	308,674
Krones AG	4,945	613,624
Lanxess AG	25,705	1,976,571
LEG Immobilien AG	17,801	1,706,065
LEONI AG	10,306	607,357
Linde AG	51,284	9,783,054
MAN SE	9,500	1,048,591
Merck KGaA	36,387	3,983,292
Metro Wholesale & Food Specialist AGa	72,069	1,450,003
MorphoSys AGa,b	8,926	649,632
MTU Aero Engines AG	15,503	2,265,564

Security	Shares	Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	43,945	$9,403,729
Nemetschek SE	6,061	469,344
Nordex SEa,b	21,825	296,944
NORMA Group SE	12,060	729,137
Osram Licht AG	25,520	2,121,512
Pfeiffer Vacuum Technology AG	3,493	589,939
ProSiebenSat.1 Media SE Registered	64,208	2,562,488
QIAGEN NV	63,210	2,096,005
Rational AG	1,116	698,737
Rheinmetall AG	12,788	1,272,504
RHOEN-KLINIKUM AG	14,573	457,374
Rocket Internet SEa,c	15,427	316,752
RTL Group SAa	11,081	859,644
RWE AGa	148,302	3,114,920
Salzgitter AGb	12,539	560,516
SAP SE	271,805	28,738,696
SGL Carbon SEa,b	24,319	305,501
Siemens AG Registered	211,908	28,669,101
Siltronic AGa	6,395	693,653
Sixt SE	7,359	518,147
SMA Solar Technology AGb	6,285	227,191
Software AG	16,665	726,290
STADA Arzneimittel AGb	17,153	1,330,700
Stroeer SE & Co. KGaA[b]	9,723	624,871
Suedzucker AG	24,397	518,616
Symrise AG	35,333	2,467,381
TAG Immobilien AG	45,809	749,103
Telefonica Deutschland Holding AG	214,014	1,101,893
thyssenkrupp AG	103,260	3,053,938
TLG Immobilien AG	28,796	621,634
Uniper SE	64,481	1,322,042
United Internet AG Registered[d]	34,506	2,094,747
Volkswagen AG	9,928	1,556,195
Vonovia SE	128,625	5,194,735
Vossloh AGa	6,538	432,821
Wacker Chemie AG	5,268	651,531
Wirecard AG	33,922	2,587,216
Zalando SEa,c	31,690	1,412,864
zooplus AGa,b	2,165	411,724

		389,420,133
IRELAND — 0.79%
Bank of Ireland Group PLC[a]	260,302	2,163,618
C&C Group PLC	133,166	480,428

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
CRH PLC	230,625	$8,074,279
Glanbia PLC	57,581	1,188,041
Kerry Group PLC Class A	45,267	4,074,786
Kingspan Group PLC	46,853	1,553,341
Paddy Power Betfair PLC	22,659	2,261,155
Ryanair Holdings PLC ADR[a]	9,717	1,101,228
Smurfit Kappa Group PLC	67,639	2,003,230

		22,900,106
ITALY — 4.10%
A2A SpA	515,939	874,724
Amplifon SpA	30,178	431,940
Anima Holding SpA[c]	75,268	609,651
Ascopiave SpA	90,974	371,543
Assicurazioni Generali SpA	342,482	6,190,047
Atlantia SpA	124,082	3,758,261
Autogrill SpA	46,862	554,161
Azimut Holding SpA	35,119	784,217
Banca Generali SpA	19,957	705,879
Banca Mediolanum SpA	70,034	610,193
Banca Popolare di Sondrio SCPA	167,753	730,603
Banco BPM SpA[a,b]	432,120	1,574,261
Beni Stabili SpA SIIQ	449,375	357,624
BPER Banca	148,313	813,454
Brembo SpA	53,779	824,271
Buzzi Unicem SpA	27,380	690,814
Cerved Information Solutions SpA	76,608	876,112
CNH Industrial NV	289,990	3,350,604
Credito Emiliano SpA	38,140	327,810
Credito Valtellinese SpA[a,b]	53,601	258,596
Davide Campari-Milano SpA	189,683	1,398,845
De’ Longhi SpA	23,262	761,892
DiaSorin SpA	6,366	552,406
Enav SpA[c]	74,281	339,625
Enel SpA	2,272,577	12,925,279
Eni SpA	701,674	11,060,654
EXOR NV	32,096	1,914,765
Ferrari NV	35,558	3,735,331
Fiat Chrysler Automobiles NVa	296,347	3,563,811
FinecoBank Banca Fineco SpA	128,393	1,122,449
GEDI Gruppo Editoriale SpA[a]	122,859	113,998
Hera SpA	267,393	860,650
Immobiliare Grande Distribuzione SIIQ SpA	335,684	326,512
Industria Macchine Automatiche SpA	5,458	538,930

Security	Shares	Value
Infrastrutture Wireless Italiane SpA[c]	83,720	$537,947
Interpump Group SpA	22,040	668,598
Intesa Sanpaolo SpA	3,488,700	11,977,578
Iren SpA	274,416	695,604
Italgas SpA	159,203	872,807
Leonardo SpA	71,332	1,238,800
Luxottica Group SpA	47,661	2,746,120
Mediaset SpA[a]	129,468	504,637
Mediobanca SpA	164,222	1,706,741
Moncler SpA	48,211	1,290,286
Poste Italiane SpA[c]	158,764	1,164,277
Prysmian SpA	56,476	1,801,131
Recordati SpA	28,608	1,217,611
Saipem SpA[a]	164,185	669,767
Salini Impregilo SpA	82,362	288,596
Salvatore Ferragamo SpA	18,378	531,075
Saras SpA	181,056	414,763
Snam SpA	666,478	3,139,969
Societa Cattolica di Assicurazioni Scrl	59,349	511,149
Tamburi Investment Partners SpA	56,967	381,828
Telecom Italia SpA/Milano[a]	3,117,999	3,200,065
Tenaris SA	125,546	1,981,972
Terna Rete Elettrica Nazionale SpA	412,791	2,348,722
Tod’s SpA[b]	4,844	335,240
UniCredit SpA[a]	553,038	10,849,815
Unione di Banche Italiane SpA	303,468	1,461,926
Unipol Gruppo Finanziario SpA	151,898	709,188
UnipolSai Assicurazioni SpA	341,148	787,132
Yoox Net-A-Porter Group SpA[a,b]	17,367	572,296

		118,515,552
NETHERLANDS — 5.57%
Aalberts Industries NV	30,856	1,342,394
ABN AMRO Group NVc	104,238	2,938,459
Aegon NV	500,934	2,798,860
AerCap Holdings NVa	44,318	2,176,014
Akzo Nobel NV	69,449	6,257,301
Altice NV Class Aa	107,411	2,641,028
Altice NV Class Ba	25,514	628,693
Arcadis NV	22,322	454,901
ArcelorMittal[a]	185,858	4,863,517
ASM International NV	16,695	1,001,098
ASML Holding NV	103,243	15,598,874

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
ASR Nederland NV	29,595	$1,114,816
BE Semiconductor Industries NV	13,263	858,320
Boskalis Westminster	24,797	883,648
Corbion NV	21,789	701,059
Eurocommercial Properties NV	14,297	576,228
Flow Traders[c]	10,306	310,817
Fugro NV CVA[a]	22,714	363,402
Gemalto NV	23,091	1,172,279
Heineken Holding NV	28,218	2,761,663
Heineken NV	62,862	6,534,661
IMCD Group NV	17,302	965,590
ING Groep NV	1,072,294	19,993,881
InterXion Holding NVa	23,162	1,108,765
Koninklijke Ahold Delhaize NV	354,601	7,230,603
Koninklijke BAM Groep NV	46,747	277,007
Koninklijke DSM NV	49,460	3,637,588
Koninklijke KPN NV	947,401	3,422,446
Koninklijke Philips NV	259,267	9,897,787
Koninklijke Vopak NV	21,575	1,024,218
NN Group NV	86,372	3,491,841
NSI NV	11,738	456,967
NXP Semiconductors NVa	95,617	10,549,424
OCI NVa	24,516	523,603
Philips Lighting NVc	27,936	1,057,264
PostNL NV	133,990	631,897
Randstad Holding NV	33,632	2,021,467
RELX NV	272,756	5,717,683
SBM Offshore NV	48,864	841,692
TKH Group NV	15,086	919,379
TomTom NVa	35,588	376,911
Unilever NV CVA	448,556	26,072,196
Wereldhave NV	12,117	584,581
Wessanen	30,412	534,251
Wolters Kluwer NV	84,148	3,731,805

		161,046,878
NORWAY — 1.26%
Akastor ASA[a]	76,487	154,883
Aker BP ASA	33,688	632,711
Aker Solutions ASA[a]	57,295	285,482
Bakkafrost P/F	14,261	557,524
Borregaard ASA	50,156	625,252
DNB ASA	275,759	5,395,543
DNO ASA[a]	291,737	338,207
Gjensidige Forsikring ASA	63,491	1,094,423
Hexagon Composites ASA[a,b]	100,983	356,573

Security	Shares	Value
Kongsberg Automotive ASA[a]	458,621	$482,337
Leroy Seafood Group ASA	107,037	618,131
Marine Harvest ASA	105,776	1,961,195
Norsk Hydro ASA	381,814	2,452,358
Norwegian Air Shuttle ASA[a,b]	10,699	262,011
Norwegian Property ASA	267,996	337,479
Opera Software ASA	22,163	91,161
Orkla ASA	237,834	2,438,119
Petroleum Geo-Services ASA[a]	119,103	259,116
REC Silicon ASA[a,b]	1,416,664	174,004
Salmar ASA	17,746	459,293
Schibsted ASA	21,539	547,103
Schibsted ASA Class B	28,678	667,825
Selvaag Bolig ASA	78,401	362,168
Statoil ASA	320,832	5,985,096
Storebrand ASA	143,552	1,192,724
Subsea 7 SA	77,446	1,140,901
Telenor ASA	208,721	4,155,189
TGS Nopec Geophysical Co. ASA	34,153	718,383
Thin Film Electronics ASA[a]	546,878	271,314
XXL ASA[c]	42,216	408,728
Yara International ASA	51,387	2,037,556

		36,462,789
PORTUGAL — 0.29%
Banco Comercial Portugues SAa	2,929,491	833,764
CTT-Correios de Portugal SA	71,346	463,737
EDP – Energias de Portugal SA	656,571	2,322,293
Galp Energia SGPS SA	104,307	1,665,122
Jeronimo Martins SGPS SA	73,216	1,435,098
Navigator Co. SA (The)	88,635	380,383
NOS SGPS SA	91,767	582,080
REN – Redes Energeticas Nacionais SGPS SA	141,594	457,414
Sonae SGPS SA	336,463	385,583

		8,525,474
SPAIN — 5.36%
Abertis Infraestructuras SA	196,710	3,870,765
Acciona SA	9,952	847,739
Acerinox SA	49,989	640,646
ACS Actividades de Construccion y Servicios SA	69,571	2,659,636
Aena SAc	19,879	3,873,022
Amadeus IT Group SA	122,994	7,549,220
Applus Services SA	50,373	647,349

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
Atresmedia Corp. de Medios de Comunicacion SA	35,314	$413,021
Axiare Patrimonio SOCIMI SA	33,961	631,632
Banco Bilbao Vizcaya Argentaria SA	1,853,236	16,717,177
Banco de Sabadell SA	1,498,704	3,344,880
Banco Santander SA	4,448,669	30,284,534
Bankia SA	298,037	1,504,634
Bankinter SA	203,357	1,975,126
CaixaBank SA	1,028,865	5,356,751
Cellnex Telecom SAb,c	47,474	1,063,466
Cia. de Distribucion Integral Logista Holdings SA	19,031	490,261
CIE Automotive SA	21,236	524,030
Corp Financiera Alba SA	9,532	595,064
Distribuidora Internacional de Alimentacion SA	178,433	1,199,755
Ebro Foods SA	26,082	621,779
Enagas SA	6,908	194,532
Ence Energia y Celulosa SA	85,973	364,904
Endesa SA	87,693	2,068,836
Euskaltel SAc	38,704	393,987
Faes Farma SA	124,197	392,428
Ferrovial SA	136,783	2,942,321
Gas Natural SDG SA	96,587	2,253,609
Grifols SA	86,185	2,413,797
Grupo Catalana Occidente SA	16,028	710,906
Hispania Activos Inmobiliarios SOCIMI SA	41,143	739,256
Iberdrola SA	1,574,855	12,373,415
Indra Sistemas SAa	43,194	666,873
Industria de Diseno Textil SA	298,107	11,805,821
Inmobiliaria Colonial SA	85,551	796,730
International Consolidated Airlines Group SA	182,683	1,391,592
Lar Espana Real Estate SOCIMI SA	50,612	506,015
Liberbank SAa	195,149	224,789
Mapfre SA	314,855	1,169,696
Mediaset Espana Comunicacion SA	50,505	634,159
Melia Hotels International SA	36,135	558,741
Merlin Properties SOCIMI SA	91,488	1,227,497
Miquel y Costas & Miquel SA	12,488	460,105
NH Hotel Group SA	74,724	496,001
Papeles y Cartones de Europa SA	39,037	341,503

Security	Shares	Value
Promotora de Informaciones SAa	61,768	$233,330
Prosegur Cia. de Seguridad SA	98,172	670,163
Red Electrica Corp. SA	23,126	494,052
Repsol SA	343,638	5,736,915
Sacyr SAa,b	151,974	404,583
Saeta Yield SA	57,088	652,876
Siemens Gamesa Renewable Energy SA	69,396	1,133,178
Tecnicas Reunidas SA	10,256	362,332
Telefonica SA	1,239,200	13,967,327
Viscofan SA	14,005	832,035
Zardoya Otis SA	58,718	614,057

		155,038,848
SWEDEN — 5.09%
AAK AB	10,306	760,619
AF AB Class B	31,440	687,564
Alfa Laval AB	85,380	1,904,124
Assa Abloy AB Class B	279,113	5,969,372
Atlas Copco AB Class A	186,807	6,757,249
Atlas Copco AB Class B	108,808	3,518,852
Avanza Bank Holding AB	10,472	431,228
Axfood AB	38,658	649,951
Betsson AB	40,528	389,044
BillerudKorsnas AB	53,329	841,893
Boliden AB	79,541	2,493,692
Bonava AB Class B	34,394	600,796
Castellum AB	79,694	1,236,437
Com Hem Holding AB	64,187	936,336
Dometic Group ABc	98,917	834,596
Electrolux AB Class B	70,691	2,413,739
Elekta AB Class B	111,631	1,072,970
Essity AB Class Ba	175,759	5,086,528
Evolution Gaming Group ABc	7,280	449,001
Fabege AB	46,393	914,778
Fastighets AB Balder Class Ba	31,594	802,637
Fingerprint Cards AB Class Ba,b	106,998	500,000
Getinge AB Class B	58,268	1,009,905
Hemfosa Fastigheter AB	50,886	623,096
Hennes & Mauritz AB Class B	263,361	6,853,399
Hexagon AB Class B	74,721	3,685,684
Hexpol AB	78,469	801,758
Holmen AB Class B	15,465	697,058
Hufvudstaden AB Class A	38,603	670,979
Husqvarna AB Class B	129,887	1,319,094
ICA Gruppen AB	24,784	991,476

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
Industrivarden AB Class C	51,592	$1,250,089
Indutrade AB	34,064	839,277
Intrum Justitia AB	23,178	753,015
Investor AB Class B	125,055	5,921,099
JM AB	25,057	877,872
Kindred Group PLC	74,192	824,096
Kinnevik AB Class B	64,222	1,968,965
Kungsleden AB	87,208	572,471
L E Lundbergforetagen AB Class B	13,543	1,063,979
Loomis AB Class B	25,180	933,855
Lundin Petroleum ABa	52,771	1,198,414
Millicom International Cellular SA SDR	19,027	1,190,209
Modern Times Group MTG AB Class B	18,268	634,148
NCC AB Class B	32,604	847,239
NetEnt AB	62,257	599,554
Nibe Industrier AB Class B	115,178	1,097,096
Nobia AB	34,793	356,788
Nordea Bank AB	855,352	10,775,106
Oriflame Holding AG	13,839	530,358
Peab AB	73,523	861,656
Ratos AB Class B	72,361	345,298
Saab AB	21,917	1,015,237
Sandvik AB	320,178	5,038,745
SAS ABa	98,415	234,812
Securitas AB Class B	92,119	1,531,701
Skandinaviska Enskilda Banken AB Class A	424,817	5,372,544
Skanska AB Class B	97,344	2,209,451
SKF AB Class B	110,982	2,203,437
SSAB AB Class Aa	95,566	481,903
SSAB AB Class Ba	109,784	452,488
Svenska Cellulosa AB SCA Class B	176,471	1,458,402
Svenska Handelsbanken AB Class A	428,844	6,372,448
Sweco AB Class B	27,461	669,801
Swedbank AB Class A	250,965	6,540,128
Swedish Match AB	56,720	1,991,393
Swedish Orphan Biovitrum ABa,b	55,804	848,541
Tele2 AB Class B	99,708	1,184,557
Telefonaktiebolaget LM Ericsson Class B	860,038	5,576,550
Telia Co. AB	700,171	3,284,871
Thule Group ABc	36,462	708,591

Security	Shares	Value
Trelleborg AB Class B	72,921	$1,714,611
Volvo AB Class B	435,847	7,392,488
Wallenstam AB Class B	67,823	689,210
Wihlborgs Fastigheter AB	30,856	749,176

		147,065,524
SWITZERLAND — 12.35%
ABB Ltd. Registered	544,470	12,809,731
Adecco Group AG Registered	45,696	3,495,222
Allreal Holding AG Registered	5,020	915,187
ams AG	16,109	1,164,536
Arbonia AG Registered[a]	23,118	440,868
Aryzta AGb	26,840	864,577
Baloise Holding AG Registered	14,820	2,386,929
Banque Cantonale Vaudoise Registered	973	705,409
Barry Callebaut AG Registered	672	960,448
Basilea Pharmaceutica AG Registered[a,b]	5,438	484,987
BKW AG	10,584	604,424
Bucher Industries AG Registered	2,455	820,581
Burckhardt Compression Holding AGb	1,346	400,724
Cembra Money Bank AG	11,391	1,024,169
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	257	1,466,326
Chocoladefabriken Lindt & Spruengli AG Registered	27	1,844,401
Cie. Financiere Richemont SA Class A Registered	144,240	12,280,993
Clariant AG Registered	82,871	1,932,526
COSMO Pharmaceuticals NV	2,926	468,839
Credit Suisse Group AG Registered	640,921	9,884,339
Daetwyler Holding AG Bearer	3,652	598,415
dormakaba Holding AG Class B	973	869,281
Dufry AG Registered[a]	9,980	1,593,945
Emmi AG	852	601,791
EMS-Chemie Holding AG Registered	2,465	1,719,381
Flughafen Zurich AG	6,221	1,590,631
Forbo Holding AG Registered	416	632,505
GAM Holding AG	49,816	787,370
Geberit AG Registered	10,253	4,943,458
Georg Fischer AG Registered	1,288	1,468,415
Givaudan SA Registered	2,554	5,095,559
Helvetia Holding AG Registered	1,974	1,105,816

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
Idorsia Ltd.[a]	26,329	$493,916
Implenia AG Registered	7,681	569,597
Julius Baer Group Ltd.	61,326	3,476,740
Kuehne + Nagel International AG Registered	14,869	2,595,159
LafargeHolcim Ltd. Registered	124,479	7,463,450
Leonteq AGa,b	3,977	225,055
Logitech International SA Registered	48,221	1,756,717
Lonza Group AG Registered	20,751	4,946,603
Meyer Burger Technology AGa,b	194,797	306,878
Mobilezone Holding AG	44,869	651,050
Mobimo Holding AG Registered	3,039	869,321
Nestle SA Registered	859,059	72,742,002
Novartis AG Registered	616,058	52,612,509
OC Oerlikon Corp. AG Registered	65,933	966,940
Panalpina Welttransport Holding AG Registered[b]	4,126	523,848
Pargesa Holding SA Bearer	12,077	966,310
Partners Group Holding AG	4,920	3,202,322
PSP Swiss Property AG Registered	11,354	1,035,552
Roche Holding AG	193,668	49,157,168
Santhera Pharmaceuticals Holding AGa,b	3,681	274,306
Schindler Holding AG Participation Certificates	10,306	2,228,151
Schindler Holding AG Registered	6,381	1,345,178
Schmolz + Bickenbach AG Registered[a]	327,339	301,945
SFS Group AG	7,068	805,804
SGS SA Registered	1,484	3,288,378
Sika AG Bearer	603	4,165,409
Sonova Holding AG Registered	15,741	2,559,738
Straumann Holding AG Registered	2,884	1,633,524
Sulzer AG Registered	4,979	559,902
Sunrise Communications Group AGc	10,858	857,521
Swatch Group AG (The) Bearer	8,204	3,264,254
Swatch Group AG (The) Registered	16,663	1,286,618
Swiss Life Holding AG Registered	9,058	3,313,960
Swiss Prime Site AG Registered	18,130	1,639,470
Swiss Re AG	87,651	8,471,219
Swisscom AG Registered	6,676	3,270,711
Tecan Group AG Registered	4,163	778,365
Temenos Group AG Registered	18,373	1,780,459
u-blox Holding AG	2,568	511,284

Security	Shares	Value
UBS Group AG	1,012,376	$17,648,509
Valiant Holding AG Registered	7,515	887,920
VAT Group AGc	6,343	836,223
Vifor Pharma AGb	13,289	1,422,764
Vontobel Holding AG Registered	11,305	753,979
Zurich Insurance Group AG	41,334	12,629,179

		357,037,690
UNITED KINGDOM — 28.41%
3i Group PLC	273,406	3,373,763
AA PLC	202,993	653,785
Abcam PLC	64,066	867,419
Aberdeen Asset Management PLC	240,864	1,045,987
Acacia Mining PLC	64,533	148,204
Admiral Group PLC	60,264	1,643,006
Aggreko PLC	71,522	800,059
Amec Foster Wheeler PLC	110,473	646,359
Amerisur Resources PLC[a]	716,569	170,044
Anglo American PLC[a]	372,712	6,154,344
Antofagasta PLC	117,056	1,459,874
AO World PLC[a,b]	142,936	221,888
Ascential PLC	133,799	633,254
Ashmore Group PLC	109,188	518,213
Ashtead Group PLC	138,730	2,979,354
ASOS PLC[a]	15,430	1,175,369
Associated British Foods PLC	98,683	3,856,126
AstraZeneca PLC	350,404	21,106,727
Auto Trader Group PLC[c]	269,195	1,358,176
AVEVA Group PLC	22,677	593,141
Aviva PLC	1,100,657	7,821,165
B&M European Value Retail SA	188,681	895,491
Babcock International Group PLC	66,057	735,443
BAE Systems PLC	869,566	6,895,549
Balfour Beatty PLC	198,825	691,999
Barclays PLC	4,672,225	12,504,043
Barratt Developments PLC	283,028	2,296,615
BBA Aviation PLC	289,299	1,143,048
Beazley PLC	171,452	1,158,423
Bellway PLC	35,794	1,505,330
Berendsen PLC	53,965	907,096
Berkeley Group Holdings PLC	37,075	1,708,769
BGEO Group PLC	13,129	596,628
BHP Billiton PLC	584,454	10,617,694
Big Yellow Group PLC	55,170	563,684
Bodycote PLC	62,323	747,688

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
boohoo.com PLC[a]	235,960	$732,588
Booker Group PLC	447,704	1,136,194
Bovis Homes Group PLC	43,509	579,910
BP PLC	5,419,543	31,851,758
Brewin Dolphin Holdings PLC	131,670	623,178
British American Tobacco PLC	637,058	39,587,052
British Land Co. PLC (The)	247,779	1,994,256
Britvic PLC	73,538	692,214
BT Group PLC	2,342,771	9,682,735
BTG PLC[a]	117,896	1,024,272
Bunzl PLC	90,333	2,724,791
Burberry Group PLC	120,475	2,717,550
Burford Capital Ltd.	60,401	865,574
Cairn Energy PLC[a]	200,072	473,985
Capita PLC	192,311	1,669,516
Capital & Counties Properties PLC[b]	203,121	770,148
Card Factory PLC	135,192	546,632
Carnival PLC	51,562	3,480,410
Centamin PLC	344,098	753,045
Centrica PLC	1,524,458	3,989,391
Cineworld Group PLC	64,813	589,152
Close Brothers Group PLC	45,809	930,041
Cobham PLC	709,598	1,241,406
Coca-Cola European Partners PLC	62,971	2,727,311
Coca-Cola HBC AG	51,617	1,559,689
Compass Group PLC	434,380	9,259,990
ConvaTec Group PLC[a,c]	315,768	1,293,421
Crest Nicholson Holdings PLC	81,767	579,951
Croda International PLC	35,240	1,719,435
CYBG PLC[a]	247,499	871,848
Daily Mail & General Trust PLC Class A NVS	80,205	673,024
Dairy Crest Group PLC	67,244	526,144
DCC PLC	24,902	2,188,089
De La Rue PLC	47,560	418,214
Debenhams PLC	577,454	327,353
Dechra Pharmaceuticals PLC	31,488	736,842
Derwent London PLC	28,647	1,075,598
Diageo PLC	690,543	22,290,587
Dignity PLC	17,249	579,193
Diploma PLC	43,989	626,323
Direct Line Insurance Group PLC	378,234	1,867,923
Dixons Carphone PLC	278,354	987,144
Domino’s Pizza Group PLC	162,612	571,107

Security	Shares	Value
Drax Group PLC	132,802	$557,453
DS Smith PLC	264,800	1,685,450
Dunelm Group PLC	41,211	327,070
easyJet PLC	42,925	699,454
EI Group PLC[a]	246,048	462,238
Electrocomponents PLC	145,825	1,191,940
Elementis PLC	146,993	574,388
EnQuest PLC ADR[a,b]	480,708	212,303
Entertainment One Ltd.	131,730	414,541
Essentra PLC	79,514	561,350
esure Group PLC	157,922	617,094
Evraz PLC[a]	109,331	343,045
Experian PLC	259,201	5,149,684
Fenner PLC	86,571	393,466
Fevertree Drinks PLC	28,309	802,032
FirstGroup PLC[a]	421,572	641,925
Fresnillo PLC	62,812	1,271,934
G4S PLC	435,407	1,887,374
Galliford Try PLC	30,857	551,625
Genus PLC	27,938	636,826
GKN PLC	473,081	2,005,151
GlaxoSmithKline PLC	1,351,146	26,977,533
Glencore PLC	3,397,737	14,967,935
Go-Ahead Group PLC	16,633	393,610
Gocompare.Com Group PLC[a]	241,625	360,754
Grafton Group PLC	68,866	697,717
Grainger PLC	167,802	581,149
Great Portland Estates PLC	88,920	705,711
Greencore Group PLC	219,472	647,545
Greene King PLC	89,265	806,125
Greggs PLC	38,093	552,419
GVC Holdings PLC	85,935	870,652
Halfords Group PLC	80,917	355,447
Halma PLC	115,760	1,677,208
Hammerson PLC	197,501	1,495,857
Hansteen Holdings PLC	341,197	571,268
Hargreaves Lansdown PLC	68,177	1,240,360
Hays PLC	424,434	933,334
Helical PLC	68,231	310,335
Hikma Pharmaceuticals PLC[b]	41,587	774,146
Hiscox Ltd.	85,975	1,471,220
Hochschild Mining PLC	81,644	340,558
Homeserve PLC	91,871	878,106
Howden Joinery Group PLC	187,427	1,049,904
HSBC Holdings PLC	5,502,883	54,918,268

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
Hunting PLC[a]	50,153	$309,239
IG Group Holdings PLC	108,147	907,494
Imagination Technologies Group PLC[a]	137,558	262,050
IMI PLC	73,216	1,161,187
Imperial Brands PLC	262,963	10,816,330
Inchcape PLC	118,215	1,251,465
Indivior PLC	221,758	1,122,642
Informa PLC	209,969	1,925,232
Inmarsat PLC	129,192	1,320,834
InterContinental Hotels Group PLC	48,860	2,764,029
Intermediate Capital Group PLC	85,188	1,019,191
Intertek Group PLC	43,430	2,462,578
Intu Properties PLC	198,766	668,996
Investec PLC	181,339	1,377,033
ITE Group PLC	179,199	425,835
ITV PLC	980,524	2,236,325
IWG PLC	202,392	875,181
J D Wetherspoon PLC	41,442	558,917
J Sainsbury PLC	448,808	1,448,447
JD Sports Fashion PLC	133,493	629,870
John Menzies PLC	51,653	478,039
John Wood Group PLC	106,804	859,615
Johnson Matthey PLC	50,358	1,865,544
Jupiter Fund Management PLC	124,534	876,718
Just Eat PLC[a]	157,149	1,285,535
KAZ Minerals PLC[a]	80,768	764,530
Keller Group PLC	37,193	431,494
Kier Group PLC	35,576	604,562
Kingfisher PLC	626,102	2,430,041
Ladbrokes Coral Group PLC	286,428	477,680
Laird PLC	237,468	468,033
Lancashire Holdings Ltd.	72,440	694,294
Land Securities Group PLC	210,008	2,826,782
Legal & General Group PLC	1,620,475	5,733,971
Lloyds Banking Group PLC	19,759,489	17,083,537
London Stock Exchange Group PLC	87,281	4,312,707
LondonMetric Property PLC	255,139	566,098
Majestic Wine PLC[b]	55,007	231,878
Man Group PLC	450,027	949,269
Marks & Spencer Group PLC	441,598	1,875,786
Marston’s PLC	281,282	430,161
McCarthy & Stone PLC[c]	160,454	358,974
Mediclinic International PLC	107,343	1,047,216

Security	Shares	Value
Meggitt PLC	204,525	$1,356,267
Melrose Industries PLC	563,681	1,727,031
Merlin Entertainments PLC[c]	185,738	1,149,164
Metro Bank PLC[a]	18,364	876,893
Micro Focus International PLC	63,560	1,871,127
Mitchells & Butlers PLC	88,747	282,905
Mitie Group PLC[b]	137,065	481,022
Mondi PLC	98,001	2,577,532
Moneysupermarket.com Group PLC	159,698	699,196
Morgan Advanced Materials PLC	127,862	504,689
N Brown Group PLC	83,637	344,461
National Express Group PLC	147,657	708,770
National Grid PLC	937,623	11,579,927
NewRiver REIT PLC	118,395	550,984
NEX Group PLC	95,490	840,311
Next PLC	40,147	2,090,648
NMC Health PLC	25,990	775,392
Northgate PLC	69,078	393,145
Ocado Group PLC[a,b]	159,702	633,945
Old Mutual PLC	1,348,595	3,493,613
Ophir Energy PLC[a]	314,746	302,910
Oxford Instruments PLC	30,281	418,771
Pagegroup PLC	104,654	675,642
Paragon Group of Companies PLC (The)	108,842	621,320
Paysafe Group PLC[a]	133,051	1,034,906
Pearson PLC	229,147	1,986,281
Pennon Group PLC	117,158	1,243,365
Persimmon PLC	86,587	2,858,365
Petra Diamonds Ltd.[a]	193,326	243,402
Petrofac Ltd.	69,238	408,021
Pets at Home Group PLC	171,069	366,484
Phoenix Group Holdings	107,926	1,084,917
Playtech PLC	74,244	940,133
Plus500 Ltd.	42,160	350,720
Premier Foods PLC[a]	526,967	272,680
Provident Financial PLC	41,393	1,125,243
Prudential PLC	710,520	17,310,473
Purplebricks Group PLC[a,b]	67,568	427,576
QinetiQ Group PLC	205,309	652,854
Randgold Resources Ltd.	26,025	2,422,290
Rathbone Brothers PLC	19,033	670,964
Reckitt Benckiser Group PLC	184,028	17,878,173
Redrow PLC	79,463	620,179

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
RELX PLC	300,707	$6,549,140
Renishaw PLC	12,790	703,133
Rentokil Initial PLC	563,716	2,159,666
Restaurant Group PLC (The)	71,125	313,559
Rightmove PLC	27,352	1,517,384
Rio Tinto PLC	342,866	15,911,010
Rolls-Royce Holdings PLC	458,631	5,369,169
Rotork PLC	248,339	757,926
Royal Bank of Scotland Group PLC[a]	981,592	3,217,087
Royal Dutch Shell PLC Class A ADR	1,218,954	34,277,477
Royal Dutch Shell PLC Class B	1,044,346	29,629,024
Royal Mail PLC	244,183	1,297,654
RPC Group PLC	117,458	1,387,463
RPS Group PLC	111,795	402,729
RSA Insurance Group PLC	279,348	2,403,016
Safestore Holdings PLC	82,614	460,053
Saga PLC	316,174	869,920
Sage Group PLC (The)	297,578	2,644,182
Savills PLC	53,329	642,599
Schroders PLC	31,591	1,434,773
Segro PLC	243,212	1,689,765
Senior PLC	160,283	524,892
Serco Group PLC[a]	341,373	499,554
Severn Trent PLC	66,675	1,968,982
Shaftesbury PLC	72,954	945,439
Shire PLC	249,662	14,024,735
SIG PLC	205,893	449,232
Sirius Minerals PLC[a,b]	1,248,258	496,983
Sky PLC	275,260	3,501,879
Smith & Nephew PLC	240,280	4,181,405
Smiths Group PLC	104,995	2,124,749
SOCO International PLC	146,022	233,416
Sophos Group PLC[c]	89,182	530,842
Spectris PLC	35,048	1,136,656
Spirax-Sarco Engineering PLC	21,731	1,592,888
Spire Healthcare Group PLC[c]	98,541	448,195
Sports Direct International PLC[a,b]	87,552	437,573
SSE PLC	275,706	5,012,347
SSP Group PLC	157,038	1,054,823
ST Modwen Properties PLC	88,300	417,331
St. James’s Place PLC	140,569	2,255,334
Stagecoach Group PLC	136,481	324,413
Standard Chartered PLC[a]	905,530	10,107,950
Standard Life PLC	538,134	3,096,035

Security	Shares	Value
Stobart Group Ltd.	148,905	$541,224
Stock Spirits Group PLC	201,418	434,157
SuperGroup PLC	19,760	390,238
Synthomer PLC	97,975	634,202
TalkTalk Telecom Group PLC[b]	191,557	454,570
Tate & Lyle PLC	141,985	1,257,889
Taylor Wimpey PLC	913,923	2,294,073
Ted Baker PLC	11,717	389,113
Telecom Plus PLC	34,353	519,468
Tesco PLC[a]	2,247,091	5,160,591
Thomas Cook Group PLC	453,734	657,400
TP ICAP PLC	164,966	1,058,924
Travis Perkins PLC	70,146	1,403,800
Tritax Big Box REIT PLC	411,393	812,455
TUI AG	127,714	2,005,307
Tullow Oil PLC[a]	404,648	896,759
UBM PLC	112,132	1,071,762
UDG Healthcare PLC	78,588	877,547
Ultra Electronics Holdings PLC	24,439	675,636
Unilever PLC	353,813	20,157,607
UNITE Group PLC (The)	73,640	651,429
United Utilities Group PLC	190,610	2,255,334
Vectura Group PLC[a,b]	242,213	364,346
Vedanta Resources PLC	33,625	341,116
Vesuvius PLC	75,290	539,470
Victrex PLC	24,439	635,039
Virgin Money Holdings UK PLC	97,697	367,721
Vodafone Group PLC	7,316,600	21,413,761
Weir Group PLC (The)	62,520	1,511,642
WH Smith PLC	41,110	953,874
Whitbread PLC	50,250	2,549,188
William Hill PLC	242,747	801,664
Wm Morrison Supermarkets PLC	590,608	1,871,822
Wolseley PLC	67,840	4,048,806
Workspace Group PLC	52,119	628,706
Worldpay Group PLC[c]	552,564	2,695,349
WPP PLC	347,128	7,075,055
ZPG PLC[c]	92,116	440,710

		821,180,411

TOTAL COMMON STOCKS (Cost: $2,677,710,453)		2,857,162,992

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Security	Shares	Value
PREFERRED STOCKS — 0.82%

GERMANY — 0.74%
Bayerische Motoren Werke AG, Preference Shares	15,903	$1,262,789
Fuchs Petrolub SE, Preference Shares	19,540	1,156,491
Henkel AG & Co. KGaA, Preference Shares	47,116	6,652,087
Jungheinrich AG, Preference Shares	17,233	682,269
Porsche Automobil Holding SE, Preference Shares	41,774	2,383,037
Sartorius AG, Preference Shares	10,719	1,010,385
Schaeffler AG, Preference Shares	48,034	667,693
Volkswagen AG, Preference Shares	50,569	7,756,676

		21,571,427
ITALY — 0.08%
Intesa Sanpaolo SpA, Preference Shares	279,427	889,501
Telecom Italia SpA/Milano, Preference Shares	1,679,192	1,372,969

		2,262,470

TOTAL PREFERRED STOCKS (Cost: $23,621,910)		23,833,897

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[a,b]	10,902	32,237

		32,237

TOTAL RIGHTS (Cost: $0)		32,237

SHORT-TERM INVESTMENTS — 0.79%

MONEY MARKET FUNDS — 0.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	22,828,380	22,835,229

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	118,632	$118,632

		22,953,861

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,951,736)		22,953,861

TOTAL INVESTMENTS IN SECURITIES —100.45%
(Cost: $2,724,284,099)[h]		2,903,982,987
Other Assets, Less Liabilities — (0.45)%		(13,142,954)

NET ASSETS — 100.00%		$2,890,840,033

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $2,735,356,326. Net unrealized appreciation was $168,626,661, of which $238,272,227 represented gross unrealized appreciation on securities and $69,645,566 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® CORE MSCI EUROPE ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,857,162,992	$—	$—	$2,857,162,992
Preferred stocks	23,833,897	—	—	23,833,897
Rights	32,237	—	—	32,237
Money market funds	22,953,861	—	—	22,953,861

Total	$2,903,982,987	$—	$—	$2,903,982,987

See notes to financial statements.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.35%

AUSTRALIA — 6.42%
AGL Energy Ltd.	2,656	$51,102
ALS Ltd.	3,992	23,648
Alumina Ltd.	14,648	22,219
Amcor Ltd./Australia	4,224	51,730
AMP Ltd.	11,320	48,711
Ansell Ltd.	1,016	17,820
APA Group	4,840	33,308
Aristocrat Leisure Ltd.	2,440	39,447
ASX Ltd.	856	35,741
Aurizon Holdings Ltd.	8,272	33,152
AusNet Services	16,800	21,929
Australia & New Zealand Banking Group Ltd.	10,192	241,093
Bank of Queensland Ltd.	2,688	25,859
Bendigo & Adelaide Bank Ltd.	3,448	30,610
BHP Billiton Ltd.	11,744	242,365
BlueScope Steel Ltd.	3,298	34,702
Boral Ltd.	5,248	28,993
Brambles Ltd.	6,312	46,562
Caltex Australia Ltd.	1,472	36,595
Challenger Ltd./Australia	2,856	29,299
CIMIC Group Ltd.	584	19,312
Coca-Cola Amatil Ltd.	3,656	24,051
Cochlear Ltd.	320	36,494
Commonwealth Bank of Australia	6,008	401,610
Computershare Ltd.	2,176	24,443
Crown Resorts Ltd.	1,896	19,254
CSL Ltd.	1,768	177,847
Dexus	4,544	34,028
Domino’s Pizza Enterprises Ltd.	553	23,536
Downer EDI Ltd.	2,626	13,334
Fortescue Metals Group Ltd.	5,643	25,859
Goodman Group	6,808	43,264
GPT Group (The)	9,288	35,518
Healthscope Ltd.	11,720	19,462
Iluka Resources Ltd.	3,816	27,480
Incitec Pivot Ltd.	9,585	24,487
Insurance Australia Group Ltd.	10,016	53,335
James Hardie Industries PLC	1,984	30,348
JB Hi-Fi Ltd.	1,537	31,916
LendLease Group	2,480	33,361
Macquarie Group Ltd.	1,081	74,073
Magellan Financial Group Ltd.	1,224	25,807

Security	Shares	Value
Medibank Pvt Ltd.	13,432	$29,168
Mirvac Group	18,048	31,267
National Australia Bank Ltd.	9,280	221,890
Newcrest Mining Ltd.	3,530	56,927
Oil Search Ltd.	5,840	30,958
Orica Ltd.	1,880	29,853
Origin Energy Ltd.[a]	7,592	41,943
Orora Ltd.	12,728	28,046
QBE Insurance Group Ltd.	5,520	52,222
Ramsay Health Care Ltd.	592	33,358
REA Group Ltd.	472	26,008
Rio Tinto Ltd.	1,672	87,819
Santos Ltd.[a]	8,112	21,954
Scentre Group	20,680	68,186
Seek Ltd.	2,336	31,891
Sonic Healthcare Ltd.	1,768	31,462
South32 Ltd.	23,208	53,917
Spark Infrastructure Group	13,240	26,425
Star Entertainment Grp Ltd. (The)	6,792	27,329
Stockland	11,752	39,405
Suncorp Group Ltd.	4,768	54,395
Sydney Airport	4,696	25,231
Tabcorp Holdings Ltd.	7,192	24,000
Tatts Group Ltd.	9,016	28,792
Telstra Corp. Ltd.	17,459	57,147
Transurban Group	7,944	72,363
Treasury Wine Estates Ltd.	3,480	33,839
Vicinity Centres	17,760	38,991
Wesfarmers Ltd.	3,984	129,547
Westfield Corp.	6,784	41,595
Westpac Banking Corp.	11,376	288,990
Woodside Petroleum Ltd.	2,856	66,510
Woolworths Ltd.	4,585	97,734

		4,222,866
AUSTRIA — 0.33%
Andritz AG	480	29,298
BUWOG AG	904	26,470
Erste Group Bank AG	1,184	49,018
OMV AG	752	42,398
Raiffeisen Bank International AGa	768	22,564
Voestalpine AG	632	31,936
Wienerberger AG	744	17,052

		218,736
BELGIUM — 1.16%
Ackermans & van Haaren NV	176	31,707
Ageas	712	31,953

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Anheuser-Busch InBev SA/NV	2,640	$316,859
bpost SA	978	26,688
Colruyt SA	427	23,853
D’ieteren SA/NV	339	16,007
Galapagos NVa,b	272	21,582
Groupe Bruxelles Lambert SA	107	10,934
KBC Group NV	904	74,607
Ontex Group NV	760	25,976
Proximus SADP	600	21,006
Sofina SA	280	41,529
Solvay SA	176	25,170
Telenet Group Holding NVa	312	21,699
UCB SA	433	31,427
Umicore SA	512	40,976

		761,973
CANADA — 8.71%
Agnico Eagle Mines Ltd.	1,121	52,180
Agrium Inc.	512	51,079
Alamos Gold Inc. Class A	2,762	19,502
Alimentation Couche-Tard Inc. Class B	1,600	75,640
AltaGas Ltd.	1,144	26,547
ARC Resources Ltd.	2,208	30,351
Atco Ltd./Canada Class I	792	29,392
B2Gold Corp.[a]	7,004	17,530
Bank of Montreal	2,096	158,488
Bank of Nova Scotia (The)	4,096	254,397
Barrick Gold Corp.	4,771	80,423
BCE Inc.	137	6,411
BlackBerry Ltd.[a]	2,584	24,155
Bombardier Inc. Class Ba	11,050	22,179
Brookfield Asset Management Inc. Class A	2,968	115,084
CAE Inc.	2,120	35,821
Cameco Corp.	2,048	20,913
Canadian Imperial Bank of Commerce	1,288	111,461
Canadian National Railway Co.	2,552	201,050
Canadian Natural Resources Ltd.	3,923	119,615
Canadian Pacific Railway Ltd.	480	74,920
Canadian Tire Corp. Ltd. Class A	304	34,595
Canadian Utilities Ltd. Class A	808	25,567
CCL Industries Inc. Class B	600	28,677
Cenovus Energy Inc.	3,699	30,969
CGI Group Inc. Class Aa	792	41,692
CI Financial Corp.	1,320	28,668
Cineplex Inc.	1,000	39,319

Security	Shares	Value
Constellation Software Inc./Canada	88	$47,263
Crescent Point Energy Corp.	3,155	24,724
Dollarama Inc.	512	49,896
Element Fleet Management Corp.	2,769	20,902
Enbridge Inc.	5,728	236,714
Enbridge Income Fund Holdings Inc.	1,544	39,558
Encana Corp.	3,864	38,778
Fairfax Financial Holdings Ltd.	104	49,441
Finning International Inc.	1,544	30,978
First Quantum Minerals Ltd.	2,426	26,732
Fortis Inc./Canada	1,264	45,949
Franco-Nevada Corp.	773	55,836
George Weston Ltd.	282	24,555
Gibson Energy Inc.	1,624	21,077
Gildan Activewear Inc.	1,024	30,764
Goldcorp Inc.	3,738	48,931
Great-West Lifeco Inc.	1,256	35,735
H&R REIT	1,608	27,131
Husky Energy Inc.[a]	1,760	20,309
Hydro One Ltd.[c]	1,104	19,740
IGM Financial Inc.	600	20,132
Imperial Oil Ltd.	1,424	40,743
Industrial Alliance Insurance & Financial Services Inc.	760	35,151
Intact Financial Corp.	568	43,989
Inter Pipeline Ltd.	1,736	34,177
International Petroleum Corp./Sweden[a]	313	1,083
International Petroleum Corp./Sweden New[a]	5,458	18,767
Keyera Corp.	1,040	32,400
Kinross Gold Corp.[a]	7,363	30,263
Linamar Corp.	360	19,670
Loblaw Companies Ltd.	714	38,767
Lundin Mining Corp.	4,459	31,984
Magna International Inc. Class A	1,400	66,566
Manulife Financial Corp.	7,024	144,238
Maple Leaf Foods Inc.	1,058	29,154
Methanex Corp.	472	20,865
Metro Inc.	1,122	37,889
National Bank of Canada	1,328	59,628
Northland Power Inc.	1,392	25,846
Onex Corp.	408	32,596
Open Text Corp.	1,096	36,546
Pan American Silver Corp.	1,737	29,169
Parkland Fuel Corp.	1,552	33,198

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Pembina Pipeline Corp.	1,720	$58,441
Peyto Exploration & Development Corp.	1,539	27,271
Potash Corp. of Saskatchewan Inc.	3,096	55,208
Power Corp. of Canada	1,344	32,586
Power Financial Corp.	1,200	32,415
PrairieSky Royalty Ltd.	1,130	27,976
Quebecor Inc. Class B	760	26,260
Restaurant Brands International Inc.	856	50,845
RioCan REIT	1,104	21,267
Ritchie Bros Auctioneers Inc.	712	20,041
Rogers Communications Inc. Class B	1,234	63,972
Royal Bank of Canada	5,152	383,181
Saputo Inc.	784	26,494
Seven Generations Energy Ltd. Class Aa	1,288	22,319
Shaw Communications Inc. Class B	1,520	33,741
Shopify Inc. Class Aa	360	33,074
SNC-Lavalin Group Inc.	864	37,937
Stantec Inc.	1,024	25,974
Sun Life Financial Inc.	2,296	87,724
Suncor Energy Inc.	5,818	189,211
Tahoe Resources Inc.	3,051	16,639
Teck Resources Ltd. Class B	1,997	43,212
TELUS Corp.	187	6,734
TFI International Inc.	1,120	26,250
Thomson Reuters Corp.	1,120	51,139
TMX Group Ltd.	432	22,834
Toromont Industries Ltd.	920	34,054
Toronto-Dominion Bank (The)	6,433	330,614
Tourmaline Oil Corp.[a]	1,232	27,240
TransCanada Corp.	2,931	149,298
Turquoise Hill Resources Ltd.[a]	7,313	23,976
Valeant Pharmaceuticals International Inc.[a]	1,680	27,594
Veresen Inc.	2,336	34,016
Vermilion Energy Inc.	760	24,954
West Fraser Timber Co. Ltd.	376	19,919
Wheaton Precious Metals Corp.	2,316	46,818
Whitecap Resources Inc.	2,872	21,152
WSP Global Inc.	712	28,815
Yamana Gold Inc.	9,259	24,063

		5,729,717
DENMARK — 1.67%
AP Moller – Maersk A/S Class A	26	54,080
AP Moller – Maersk A/S Class B	11	23,926
Carlsberg A/S Class B	376	41,638

Security	Shares	Value
Chr Hansen Holding A/S	379	$30,403
Coloplast A/S Class B	492	42,120
Danske Bank A/S	2,496	100,708
DONG Energy A/Sc	602	28,909
DSV A/S	704	45,269
Genmab A/Sa	248	56,184
GN Store Nord A/S	784	23,765
ISS A/S	888	36,279
Jyske Bank A/S Registered	456	28,462
Novo Nordisk A/S Class B	6,976	296,508
Novozymes A/S Class B	888	40,855
Pandora A/S	464	53,185
SimCorp A/S	448	27,906
Sydbank A/S	946	39,294
TDC A/S	3,888	23,885
Vestas Wind Systems A/S	832	80,989
William Demant Holding A/Sa	968	25,644

		1,100,009
FINLAND — 0.99%
Amer Sports OYJ	939	25,131
Elisa OYJ	1,384	56,735
Fortum OYJ	1,488	24,245
Huhtamaki OYJ	592	22,851
Kesko OYJ Class B	440	22,167
Kone OYJ Class B	1,136	58,945
Konecranes OYJ	416	18,500
Metso OYJ	672	21,297
Neste OYJ	664	28,676
Nokia OYJ	21,304	135,132
Nokian Renkaat OYJ	393	15,976
Orion OYJ Class B	520	26,197
Outokumpu OYJ	1,268	10,629
Sampo OYJ Class A	1,336	72,819
Stora Enso OYJ Class R	1,656	22,062
UPM-Kymmene OYJ	1,808	49,049
Wartsila OYJ Abp	600	39,721

		650,132
FRANCE — 8.65%
Accor SA	544	25,180
Aeroports de Paris	176	29,683
Air Liquide SA	1,280	156,496
Airbus SE	2,072	172,468
Alstom SA	784	27,994
APERAM SA	504	24,402
Arkema SA	304	34,473

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Atos SE	360	$54,519
AXA SA	6,808	200,345
BNP Paribas SA	3,875	299,565
Bollore SA	4,808	22,221
Bouygues SA	912	38,972
Bureau Veritas SA	1,440	32,673
Capgemini SE	568	61,610
Carrefour SA	2,064	49,411
Casino Guichard Perrachon SA	304	18,473
Cie. de Saint-Gobain	1,640	90,665
Cie. Generale des Etablissements Michelin Class B	608	81,970
CNP Assurances	960	23,090
Credit Agricole SA	4,440	77,736
Danone SA	2,008	149,361
Dassault Aviation SA	16	23,888
Dassault Systemes SE	464	45,346
Edenred	1,008	26,383
Eiffage SA	304	29,336
Electricite de France SA	1,873	18,929
Elior Group[c]	1,233	32,585
Engie SA	5,752	92,264
Essilor International SA	744	93,946
Eurazeo SA	377	30,647
Eurofins Scientific SE	56	31,058
Euronext NVc	536	31,218
Eutelsat Communications SA	1,032	27,851
Faurecia	368	20,362
Fonciere des Regions	208	20,018
Gecina SA	256	38,513
Groupe Eurotunnel SE Registered	2,400	26,491
Hermes International	98	49,452
ICADE	312	26,695
Iliad SA	120	29,661
Imerys SA	224	19,335
Ingenico Group SA	240	25,076
Ipsen SA	272	34,715
JCDecaux SA	536	18,993
Kering	264	91,976
Klepierre	888	35,989
L’Oreal SA	833	171,967
Lagardere SCA	1,144	37,429
Legrand SA	936	64,447
LVMH Moet Hennessy Louis Vuitton SE	952	238,736
Natixis SA	4,432	32,099

Security	Shares	Value
Orange SA	6,728	$112,798
Orpea	280	31,989
Pernod Ricard SA	712	98,425
Peugeot SA	1,800	38,592
Publicis Groupe SA	704	53,046
Renault SA	664	59,622
Rexel SA	1,640	25,881
Rubis SCA	592	37,523
Safran SA	1,096	103,284
Sanofi	4,176	397,425
Schneider Electric SE	1,920	150,195
SCOR SE	880	36,951
SEB SA	136	24,108
SES SA	1,712	40,117
Societe BIC SA	177	20,674
Societe Generale SA	2,864	167,482
Sodexo SA	312	36,722
Sopra Steria Group	168	28,928
STMicroelectronics NV	2,640	44,914
Suez	1,512	27,239
Teleperformance	344	47,716
Thales SA	464	51,199
Total SA	8,016	406,009
Ubisoft Entertainment SAa	520	32,757
Unibail-Rodamco SE	320	79,738
Valeo SA	848	58,528
Veolia Environnement SA	1,968	44,213
Vinci SA	1,704	152,163
Vivendi SA	4,056	93,584
Wendel SA	192	28,794
Zodiac Aerospace	864	24,601

		5,691,929
GERMANY — 7.81%
Aareal Bank AG	800	33,295
adidas AG	648	147,450
Allianz SE Registered	1,578	334,883
Aurubis AG	352	31,242
Axel Springer SE	504	31,933
BASF SE	3,091	293,693
Bayer AG Registered	2,960	373,937
Bayerische Motoren Werke AG	1,072	98,217
Beiersdorf AG	416	45,466
Brenntag AG	736	41,604
Commerzbank AGa	4,504	58,837
Continental AG	376	84,449

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Covestro AGc	440	$34,041
Daimler AG Registered	3,112	217,538
Deutsche Bank AG Registered	7,560	134,501
Deutsche Boerse AG	656	68,378
Deutsche Lufthansa AG Registered	1,432	30,685
Deutsche Post AG Registered	3,152	121,892
Deutsche Telekom AG Registered	11,073	201,636
Deutsche Wohnen AG Bearer	1,640	64,745
Dialog Semiconductor PLC[a]	419	18,231
Duerr AG	296	35,945
E.ON SE	8,059	79,462
Elmos Semiconductor AG	824	20,013
Evonik Industries AG	680	23,090
Fraport AG Frankfurt Airport Services Worldwide	360	35,916
Freenet AG	1,328	44,670
Fresenius Medical Care AG & Co. KGaA	768	72,248
Fresenius SE & Co. KGaA	1,376	115,881
GEA Group AG	872	35,310
Gerresheimer AG	456	37,510
Hannover Rueck SE	296	37,237
HeidelbergCement AG	528	52,179
Henkel AG & Co. KGaA	656	82,292
HOCHTIEF AG	152	27,060
HUGO BOSS AG	320	24,044
Infineon Technologies AG	3,992	86,530
Innogy SEc	648	27,110
K+S AG Registered	984	25,517
KION Group AG	408	35,274
Lanxess AG	440	33,834
LEG Immobilien AG	504	48,304
Linde AG	656	125,140
MAN SE	129	14,239
Merck KGaA	472	51,670
METRO AG	896	10,037
Metro Wholesale & Food Specialist AGa	896	18,027
MTU Aero Engines AG	296	43,257
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	595	127,323
Osram Licht AG	416	34,583
ProSiebenSat.1 Media SE Registered	849	33,883
QIAGEN NV	1,096	36,343
Rheinmetall AG	312	31,046
RTL Group SAa	137	10,628

Security	Shares	Value
RWE AGa	1,984	$41,672
SAP SE	3,433	362,981
Siemens AG Registered	2,675	361,902
STADA Arzneimittel AG	280	21,722
Symrise AG	592	41,341
Telefonica Deutschland Holding AG	5,128	26,402
thyssenkrupp AG	1,569	46,404
Uniper SE	1,656	33,953
United Internet AG Registered[d]	728	44,194
Volkswagen AG	217	34,014
Vonovia SE	1,776	71,727
Wirecard AG	584	44,541
Zalando SEa,c	594	26,483

		5,139,591
HONG KONG — 3.07%
AIA Group Ltd.	43,200	340,449
ASM Pacific Technology Ltd.	1,600	20,732
Bank of East Asia Ltd. (The)[b]	7,000	29,980
BOC Hong Kong Holdings Ltd.	16,500	81,231
Cheung Kong Property Holdings Ltd.	10,000	80,984
CK Hutchison Holdings Ltd.	8,500	111,989
CK Infrastructure Holdings Ltd.	2,500	23,319
CLP Holdings Ltd.	5,500	58,626
Galaxy Entertainment Group Ltd.	10,000	61,907
Hang Lung Group Ltd.	6,000	22,817
Hang Lung Properties Ltd.	11,000	27,408
Hang Seng Bank Ltd.	2,700	58,770
Henderson Land Development Co. Ltd.	4,200	24,307
HK Electric Investments & HK Electric Investments Ltd.[c]	16,500	15,655
HKT Trust & HKT Ltd.	18,000	23,600
Hong Kong & China Gas Co. Ltd.	31,300	59,232
Hong Kong Exchanges & Clearing Ltd.	3,900	111,255
Hongkong Land Holdings Ltd.	5,100	38,352
Hopewell Holdings Ltd.	9,000	34,513
Hysan Development Co. Ltd.	6,000	29,039
Jardine Matheson Holdings Ltd.	900	57,429
Jardine Strategic Holdings Ltd.	1,000	40,800
Kerry Properties Ltd.	8,500	29,820
Li & Fung Ltd.	36,000	13,183
Link REIT	8,000	65,044
Melco Resorts & Entertainment Ltd. ADR	1,257	25,391
MTR Corp. Ltd.	6,500	37,576
New World Development Co. Ltd.	25,000	33,802
NWS Holdings Ltd.	16,000	30,647

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
PCCW Ltd.	41,000	$23,098
Power Assets Holdings Ltd.	5,000	49,551
Sands China Ltd.[b]	9,600	44,557
Sino Land Co. Ltd.	16,000	26,427
Sun Hung Kai Properties Ltd.	5,000	77,463
Swire Pacific Ltd. Class A	1,000	9,974
Swire Properties Ltd.	8,800	30,422
Techtronic Industries Co. Ltd.	7,000	31,145
WH Group Ltd.[c]	36,000	33,787
Wharf Holdings Ltd. (The)	4,000	34,033
Wheelock & Co. Ltd.	4,000	30,166
Wynn Macau Ltd.	8,800	19,087
Yue Yuen Industrial Holdings Ltd.	5,000	20,646

		2,018,213
IRELAND — 0.48%
Bank of Ireland Group PLC[a]	4,314	35,858
CRH PLC	2,968	103,911
Glanbia PLC	1,026	21,169
Kerry Group PLC Class A	720	64,812
Kingspan Group PLC	736	24,401
Paddy Power Betfair PLC	384	38,319
Smurfit Kappa Group PLC	1,032	30,564

		319,034
ISRAEL — 0.69%
Azrieli Group Ltd.	352	19,232
Bank Hapoalim BM	5,680	39,362
Bank Leumi Le-Israel BM	7,968	38,297
Bezeq The Israeli Telecommunication Corp. Ltd.	15,912	23,623
Check Point Software Technologies Ltd.[a]	408	43,158
Elbit Systems Ltd.	192	24,281
Frutarom Industries Ltd.	280	19,837
Israel Chemicals Ltd.	3,784	18,081
Israel Discount Bank Ltd. Class Aa	12,648	32,630
Mizrahi Tefahot Bank Ltd.	1,872	33,839
Mobileye NVa	364	23,041
Nice Ltd.	376	27,947
Teva Pharmaceutical Industries Ltd. ADR	3,432	110,407

		453,735
ITALY — 2.32%
A2A SpA	14,024	23,776
Assicurazioni Generali SpA	4,320	78,080
Atlantia SpA	1,632	49,431

Security	Shares	Value
Banco BPM SpA[a]	8,160	$29,728
BPER Banca	3,568	19,569
Brembo SpA	1,752	26,853
CNH Industrial NV	4,120	47,603
Davide Campari-Milano SpA	3,872	28,555
Enel SpA	26,233	149,200
Eni SpA	8,362	131,812
EXOR NV	496	29,590
Ferrari NV	488	51,264
Fiat Chrysler Automobiles NVa	4,033	48,500
FinecoBank Banca Fineco SpA	4,920	43,012
Intesa Sanpaolo SpA	50,320	172,761
Leonardo SpA	739	12,834
Luxottica Group SpA	704	40,563
Mediaset SpA[a]	3,345	13,038
Mediobanca SpA	5,472	56,870
Moncler SpA	880	23,552
Poste Italiane SpA[c]	1,913	14,029
Prysmian SpA	1,160	36,995
Recordati SpA	864	36,774
Saipem SpA[a]	3,210	13,095
Snam SpA	12,304	57,968
Telecom Italia SpA/Milano[a]	35,192	36,118
Tenaris SA	1,730	27,311
Terna Rete Elettrica Nazionale SpA	7,216	41,058
UniCredit SpA[a]	7,345	144,098
Unione di Banche Italiane SpA	6,826	32,884
UnipolSai Assicurazioni SpA	5,488	12,662

		1,529,583
JAPAN — 21.98%
Activia Properties Inc.	6	26,906
Advance Residence Investment Corp.	13	31,696
Advantest Corp.	900	16,510
Aeon Co. Ltd.	2,400	36,110
AEON Financial Service Co. Ltd.	800	17,384
Air Water Inc.	1,100	21,334
Aisin Seiki Co. Ltd.	800	41,631
Ajinomoto Co. Inc.	2,400	48,198
Alfresa Holdings Corp.	1,300	23,907
Alps Electric Co. Ltd.	800	21,793
Amada Holdings Co. Ltd.	2,500	28,531
ANA Holdings Inc.	7,000	23,978
Aozora Bank Ltd.	8,000	30,698
Asahi Glass Co. Ltd.	900	37,875
Asahi Group Holdings Ltd.	1,600	65,147

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Asahi Kasei Corp.	5,000	$57,220
Asics Corp.	1,100	19,980
Astellas Pharma Inc.	8,100	103,216
Azbil Corp.	800	31,531
Bandai Namco Holdings Inc.	1,000	34,707
Bank of Kyoto Ltd. (The)	2,000	19,150
Benesse Holdings Inc.	500	19,119
Bridgestone Corp.	2,300	96,937
Brother Industries Ltd.	1,200	30,626
Calbee Inc.	500	20,702
Canon Inc.	3,400	118,067
Casio Computer Co. Ltd.	900	14,726
Central Japan Railway Co.	400	64,256
Chiba Bank Ltd. (The)	4,000	28,671
Chubu Electric Power Co. Inc.	3,000	39,341
Chugai Pharmaceutical Co. Ltd.	900	36,124
Chugoku Bank Ltd. (The)	1,800	26,065
Chugoku Electric Power Co. Inc. (The)	2,000	21,883
Coca-Cola Bottlers Japan Inc.	800	24,110
Concordia Financial Group Ltd.	5,900	29,731
Credit Saison Co. Ltd.	900	17,300
CyberAgent Inc.	600	18,544
Dai Nippon Printing Co. Ltd.	3,000	33,042
Dai-ichi Life Holdings Inc.	4,100	70,909
Daicel Corp.	1,500	19,535
Daifuku Co. Ltd.	900	31,074
Daiichi Jitsugyo Co. Ltd.	7,000	40,545
Daiichi Sankyo Co. Ltd.	2,400	52,303
Daikin Industries Ltd.	800	84,710
Daito Trust Construction Co. Ltd.	300	50,609
Daiwa House Industry Co. Ltd.	2,100	73,152
Daiwa House REIT Investment Corp.	11	27,198
Daiwa Securities Group Inc.	5,000	28,784
DeNA Co. Ltd.	600	13,168
Denka Co. Ltd.	4,000	22,263
Denso Corp.	1,700	81,634
Dentsu Inc.	800	37,359
DIC Corp.	500	18,938
Disco Corp.	200	35,422
Don Quijote Holdings Co. Ltd.	800	29,069
East Japan Railway Co.	1,000	93,669
Ebara Corp.	800	23,422
Eisai Co. Ltd.	1,000	53,568
Electric Power Development Co. Ltd.	800	20,222
Ezaki Glico Co. Ltd.	400	20,996

Security	Shares	Value
FamilyMart UNY Holdings Co. Ltd.	400	$22,372
FANUC Corp.	700	142,952
Fast Retailing Co. Ltd.	200	59,948
Fuji Electric Co. Ltd.	4,000	22,010
FUJIFILM Holdings Corp.	1,600	58,689
Fujitsu Ltd.	8,000	59,637
Fukuoka Financial Group Inc.	5,000	23,033
Furukawa Electric Co. Ltd.	500	22,535
GLP J-REIT	28	30,409
Hachijuni Bank Ltd. (The)	4,300	27,280
Hakuhodo DY Holdings Inc.	1,700	23,832
Hamamatsu Photonics KK	800	25,413
Hankyu Hanshin Holdings Inc.	900	32,051
Haseko Corp.	1,600	20,012
Hino Motors Ltd.	1,600	18,839
Hirose Electric Co. Ltd.	200	27,223
Hiroshima Bank Ltd. (The)	5,000	21,358
Hisamitsu Pharmaceutical Co. Inc.	500	23,440
Hitachi Chemical Co. Ltd.	700	19,924
Hitachi Construction Machinery Co. Ltd.	800	22,915
Hitachi High-Technologies Corp.	600	22,101
Hitachi Ltd.	17,000	116,867
Hitachi Metals Ltd.	1,400	19,487
Honda Motor Co. Ltd.	5,600	157,517
Hoshizaki Corp.	300	28,997
Hoya Corp.	1,500	84,520
Hulic Co. Ltd.	2,100	22,141
Idemitsu Kosan Co. Ltd.	700	16,959
IHI Corp.[a]	6,000	19,766
Iida Group Holdings Co. Ltd.	900	15,354
INPEX Corp.	3,400	33,017
Isetan Mitsukoshi Holdings Ltd.	2,000	19,476
Isuzu Motors Ltd.	2,500	34,300
ITOCHU Corp.	5,400	84,571
J Front Retailing Co. Ltd.	1,600	22,864
Japan Airlines Co. Ltd.	700	22,604
Japan Exchange Group Inc.	2,400	43,028
Japan Hotel REIT Investment Corp.	32	23,082
Japan Post Bank Co. Ltd.	1,000	12,833
Japan Post Holdings Co. Ltd.	800	10,071
Japan Prime Realty Investment Corp.	8	30,010
Japan Real Estate Investment Corp.	7	36,680
Japan Retail Fund Investment Corp.	16	30,495
Japan Tobacco Inc.	3,700	128,384
JFE Holdings Inc.	2,000	38,599

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
JGC Corp.	1,200	$19,212
JSR Corp.	1,200	21,156
JTEKT Corp.	1,300	18,530
JXTG Holdings Inc.	12,000	53,237
Kajima Corp.	5,000	43,531
Kamigumi Co. Ltd.	2,000	21,395
Kaneka Corp.	2,000	16,037
Kansai Electric Power Co. Inc. (The)	3,100	41,550
Kansai Paint Co. Ltd.	1,000	22,906
Kao Corp.	1,800	109,373
Kawasaki Heavy Industries Ltd.	6,000	19,114
Kawasaki Kisen Kaisha Ltd.[a]	5,000	12,399
KDDI Corp.	6,200	163,845
Keihan Holdings Co. Ltd.	3,000	19,385
Keikyu Corp.	2,000	23,187
Keio Corp.	3,000	25,087
Keisei Electric Railway Co. Ltd.	900	24,598
Kenedix Office Investment Corp.	6	33,830
Kewpie Corp.	700	17,574
Keyence Corp.	300	138,522
Kintetsu Group Holdings Co. Ltd.	8,000	30,626
Kirin Holdings Co. Ltd.	3,400	74,788
Kobayashi Pharmaceutical Co. Ltd.	400	24,834
Kobe Steel Ltd.[a]	1,800	22,513
Koito Manufacturing Co. Ltd.	400	23,386
Komatsu Ltd.	3,300	88,537
Konami Holdings Corp.	400	20,815
Konica Minolta Inc.	2,600	21,507
Kose Corp.	100	11,114
Kubota Corp.	4,000	69,487
Kuraray Co. Ltd.	1,900	36,970
Kurita Water Industries Ltd.	1,000	28,418
Kyocera Corp.	1,100	66,819
Kyowa Hakko Kirin Co. Ltd.	1,700	30,801
Kyushu Electric Power Co. Inc.	2,200	26,003
Kyushu Financial Group Inc.	3,400	21,324
Kyushu Railway Co.	900	29,608
Lawson Inc.	300	20,390
Lion Corp.	1,800	38,445
LIXIL Group Corp.	1,200	30,832
M3 Inc.	900	24,232
Mabuchi Motor Co. Ltd.	300	15,802
Makita Corp.	900	35,146
Marubeni Corp.	7,100	46,991
Marui Group Co. Ltd.	1,600	21,749

Security	Shares	Value
Mazda Motor Corp.	2,400	$36,154
Mebuki Financial Group Inc.	5,700	21,924
Medipal Holdings Corp.	1,100	20,119
MEIJI Holdings Co. Ltd.	500	39,776
MINEBEA MITSUMI Inc.	1,700	28,047
Miraca Holdings Inc.	500	22,806
MISUMI Group Inc.	1,600	39,618
Mitsubishi Chemical Holdings Corp.	6,000	50,446
Mitsubishi Corp.	5,300	114,950
Mitsubishi Electric Corp.	7,100	109,910
Mitsubishi Estate Co. Ltd.	4,300	78,065
Mitsubishi Gas Chemical Co. Inc.	1,200	27,770
Mitsubishi Heavy Industries Ltd.	12,000	47,709
Mitsubishi Materials Corp.	800	26,861
Mitsubishi Motors Corp.	2,500	18,055
Mitsubishi Tanabe Pharma Corp.	1,400	33,310
Mitsubishi UFJ Financial Group Inc.	42,700	270,510
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,000	21,286
Mitsui & Co. Ltd.	5,800	84,248
Mitsui Chemicals Inc.	4,000	22,806
Mitsui Fudosan Co. Ltd.	4,000	91,751
Mitsui OSK Lines Ltd.	5,000	15,566
Mizuho Financial Group Inc.	81,900	145,574
MS&AD Insurance Group Holdings Inc.	1,800	63,076
Murata Manufacturing Co. Ltd.	700	108,837
Nabtesco Corp.	800	25,956
Nagoya Railroad Co. Ltd.	6,000	27,476
Nankai Electric Railway Co. Ltd.	5,000	24,571
NEC Corp.	11,000	29,866
Nexon Co. Ltd.[a]	900	18,693
NGK Insulators Ltd.	1,100	22,120
NGK Spark Plug Co. Ltd.	1,100	22,260
NHK Spring Co. Ltd.	2,400	25,912
Nichirei Corp.	1,000	28,056
Nidec Corp.	900	99,045
Nifco Inc./Japan	300	17,268
Nikon Corp.	1,800	31,685
Nintendo Co. Ltd.	400	135,680
Nippon Building Fund Inc.	7	37,694
Nippon Electric Glass Co. Ltd.	800	28,309
Nippon Express Co. Ltd.	4,000	25,522
Nippon Paint Holdings Co. Ltd.	700	26,956
Nippon Prologis REIT Inc.	12	25,250
Nippon Shinyaku Co. Ltd.	400	25,232

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Nippon Steel & Sumitomo Metal Corp.	3,200	$78,541
Nippon Telegraph & Telephone Corp.	2,400	117,073
Nippon Yusen KKa	10,000	19,096
Nissan Chemical Industries Ltd.	600	19,956
Nissan Motor Co. Ltd.	7,500	74,393
Nisshin Seifun Group Inc.	1,800	29,518
Nissin Foods Holdings Co. Ltd.	400	25,087
Nitori Holdings Co. Ltd.	400	56,328
Nitto Denko Corp.	600	53,530
NOK Corp.	800	18,318
Nomura Holdings Inc.	13,600	80,841
Nomura Real Estate Holdings Inc.	900	17,822
Nomura Real Estate Master Fund Inc.	24	33,949
Nomura Research Institute Ltd.	800	29,902
NSK Ltd.	2,000	25,847
NTN Corp.	3,000	13,983
NTT Data Corp.	2,700	29,396
NTT DOCOMO Inc.	4,800	111,339
Obayashi Corp.	3,200	38,460
Obic Co. Ltd.	500	31,178
Odakyu Electric Railway Co. Ltd.	1,300	25,707
Oji Holdings Corp.	6,000	30,734
Olympus Corp.	1,100	39,920
Omron Corp.	800	39,893
Ono Pharmaceutical Co. Ltd.	1,800	39,357
Organo Corp.	7,000	37,251
Oriental Land Co. Ltd./Japan	800	57,878
ORIX Corp.	4,800	76,087
Orix JREIT Inc.	20	30,300
Osaka Gas Co. Ltd.	10,000	39,957
Otsuka Corp.	400	26,173
Otsuka Holdings Co. Ltd.	1,400	61,577
Panasonic Corp.	7,900	108,746
Park24 Co. Ltd.	1,000	25,250
Persol Holdings Co. Ltd.	1,300	24,589
Pigeon Corp.	700	25,911
Pola Orbis Holdings Inc.	800	22,191
Proto Corp.	2,500	39,006
Rakuten Inc.	4,000	48,799
Recruit Holdings Co. Ltd.	4,800	82,929
Resona Holdings Inc.	9,000	46,297
Ricoh Co. Ltd.	2,800	26,278
Rinnai Corp.	200	18,643
Rohm Co. Ltd.	400	30,952
Ryohin Keikaku Co. Ltd.	100	25,522

Security	Shares	Value
Santen Pharmaceutical Co. Ltd.	2,000	$28,182
SBI Holdings Inc./Japan	1,800	25,722
SCREEN Holdings Co. Ltd.	200	13,394
Secom Co. Ltd.	800	59,927
Sega Sammy Holdings Inc.	1,300	17,495
Seibu Holdings Inc.	1,000	17,431
Seiko Epson Corp.	1,200	31,614
Sekisui Chemical Co. Ltd.	1,900	34,941
Sekisui House Ltd.	2,400	41,519
Seven & I Holdings Co. Ltd.	2,600	104,593
Sharp Corp./Japan[a,b]	6,000	21,069
Shimadzu Corp.	1,300	25,554
Shimamura Co. Ltd.	200	24,834
Shimano Inc.	300	43,930
Shimizu Corp.	4,000	42,210
Shin-Etsu Chemical Co. Ltd.	1,300	118,947
Shinsei Bank Ltd.	9,000	14,824
Shionogi & Co. Ltd.	1,200	64,032
Shiseido Co. Ltd.	1,600	56,473
Shizuoka Bank Ltd. (The)	3,000	26,743
Showa Denko KK	1,000	26,119
SMC Corp./Japan	200	63,550
SoftBank Group Corp.	2,900	235,107
Sohgo Security Services Co. Ltd.	400	16,924
Sojitz Corp.	10,700	26,921
Sompo Holdings Inc.	1,300	50,967
Sony Corp.	4,300	176,678
Sony Financial Holdings Inc.	1,100	19,024
Square Enix Holdings Co. Ltd.	600	19,630
Stanley Electric Co. Ltd.	900	29,730
Start Today Co. Ltd.	900	25,372
Subaru Corp.	2,200	79,522
Sumco Corp.	1,200	19,505
Sumitomo Chemical Co. Ltd.	8,000	46,916
Sumitomo Corp.	4,300	58,043
Sumitomo Dainippon Pharma Co. Ltd.	1,200	16,812
Sumitomo Electric Industries Ltd.	2,900	46,914
Sumitomo Heavy Industries Ltd.	3,000	21,883
Sumitomo Metal Mining Co. Ltd.	2,000	30,200
Sumitomo Mitsui Financial Group Inc.	4,800	182,234
Sumitomo Mitsui Trust Holdings Inc.	1,200	44,027
Sumitomo Realty & Development Co. Ltd.	1,000	30,255
Sumitomo Rubber Industries Ltd.	1,600	27,744
Sundrug Co. Ltd.	800	29,757

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Suntory Beverage & Food Ltd.	800	$39,169
Suruga Bank Ltd.	1,000	24,092
Suzuken Co. Ltd./Aichi Japan	800	26,680
Suzuki Motor Corp.	1,300	61,532
Sysmex Corp.	600	34,318
T&D Holdings Inc.	2,500	36,925
Taiheiyo Cement Corp.	6,000	22,535
Taisei Corp.	5,000	47,785
Taisho Pharmaceutical Holdings Co. Ltd.	300	22,453
Takashimaya Co. Ltd.	2,000	18,281
Takeda Pharmaceutical Co. Ltd.	2,600	137,230
TDK Corp.	500	35,974
Teijin Ltd.	1,000	20,073
Terumo Corp.	1,200	45,341
THK Co. Ltd.	800	24,435
Tobu Railway Co. Ltd.	5,000	26,427
Toho Co. Ltd./Tokyo	800	28,780
Toho Gas Co. Ltd.	3,000	20,281
Tohoku Electric Power Co. Inc.	2,300	31,265
Tokio Marine Holdings Inc.	2,500	105,095
Tokyo Electric Power Co. Holdings Inc.[a]	6,500	27,531
Tokyo Electron Ltd.	600	84,574
Tokyo Gas Co. Ltd.	9,000	47,657
Tokyo Tatemono Co. Ltd.	1,400	19,031
Tokyu Corp.	1,900	27,908
Tokyu Fudosan Holdings Corp.	3,500	20,969
Toppan Printing Co. Ltd.	3,000	31,658
Toray Industries Inc.	5,100	46,017
Toshiba Corp.[a,b]	16,000	35,622
Tosoh Corp.	3,000	35,703
TOTO Ltd.	800	32,182
Toyo Seikan Group Holdings Ltd.	1,200	19,646
Toyo Suisan Kaisha Ltd.	800	29,033
Toyota Industries Corp.	800	42,934
Toyota Motor Corp.	9,000	507,770
Toyota Tsusho Corp.	900	28,915
Trend Micro Inc./Japan	600	29,974
Tsukuba Bank Ltd.	13,000	38,943
Tsuruha Holdings Inc.	200	20,960
Ube Industries Ltd.	9,000	24,435
Unicharm Corp.	1,600	40,972
United Urban Investment Corp.	21	31,245
USS Co. Ltd.	1,600	32,248
West Japan Railway Co.	600	42,996
Yahoo Japan Corp.	5,900	26,698

Security	Shares	Value
Yakult Honsha Co. Ltd.	400	$27,223
Yamada Denki Co. Ltd.	4,400	23,454
Yamaguchi Financial Group Inc.	2,000	23,512
Yamaha Corp.	800	28,237
Yamaha Motor Co. Ltd.	1,200	30,191
Yamato Holdings Co. Ltd.	1,300	26,060
Yamazaki Baking Co. Ltd.	1,100	22,041
Yaskawa Electric Corp.	1,200	32,157
Yokogawa Electric Corp.	1,300	21,872
Yokohama Rubber Co. Ltd. (The)	800	16,131

		14,462,162
NETHERLANDS — 3.19%
Aalberts Industries NV	928	40,373
ABN AMRO Group NVc	1,320	37,211
Aegon NV	6,912	38,619
AerCap Holdings NVa	648	31,817
Akzo Nobel NV	864	77,846
Altice NV Class Aa,b	1,720	42,291
ArcelorMittal[a]	2,333	61,050
ASM International NV	480	28,783
ASML Holding NV	1,272	192,185
ASR Nederland NV	608	22,903
Boskalis Westminster	624	22,236
Gemalto NV	355	18,023
Heineken Holding NV	434	42,475
Heineken NV	712	74,014
IMCD Group NV	632	35,271
ING Groep NV	13,952	260,147
InterXion Holding NVa	768	36,764
Koninklijke Ahold Delhaize NV	4,536	92,493
Koninklijke DSM NV	600	44,128
Koninklijke KPN NV	15,352	55,458
Koninklijke Philips NV	3,248	123,996
Koninklijke Vopak NV	456	21,647
NN Group NV	1,296	52,395
NXP Semiconductors NVa	1,178	129,969
Randstad Holding NV	555	33,358
RELX NV	3,616	75,801
SBM Offshore NV	1,320	22,737
Unilever NV CVA	5,648	328,288
Wolters Kluwer NV	1,240	54,992

		2,097,270
NEW ZEALAND — 0.29%
Auckland International Airport Ltd.	4,384	22,877
Contact Energy Ltd.	7,464	29,995

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Fisher & Paykel Healthcare Corp. Ltd.	3,696	$30,399
Fletcher Building Ltd.	4,112	24,633
Meridian Energy Ltd.	7,064	15,253
Ryman Healthcare Ltd.	4,656	30,789
Spark New Zealand Ltd.	11,968	33,649

		187,595
NORWAY — 0.68%
DNB ASA	3,872	75,760
Gjensidige Forsikring ASA	1,656	28,545
Marine Harvest ASA	1,185	21,971
Norsk Hydro ASA	6,281	40,342
Orkla ASA	4,440	45,516
Statoil ASA	3,792	70,740
Storebrand ASA	3,411	28,341
Subsea 7 SA	1,603	23,615
Telenor ASA	2,464	49,053
TGS Nopec Geophysical Co. ASA	1,352	28,438
Yara International ASA	840	33,307

		445,628
PORTUGAL — 0.16%
Banco Comercial Portugues SAa	76,443	21,756
EDP – Energias de Portugal SA	8,680	30,701
Galp Energia SGPS SA	697	11,127
Jeronimo Martins SGPS SA	2,018	39,555

		103,139
SINGAPORE — 1.22%
Ascendas REIT	10,700	21,286
CapitaLand Commercial Trust	26,500	33,584
CapitaLand Ltd.	8,800	23,926
CapitaLand Mall Trust	16,200	23,992
City Developments Ltd.	2,500	20,741
ComfortDelGro Corp. Ltd.	8,000	13,616
DBS Group Holdings Ltd.	5,900	93,986
Genting Singapore PLC	31,300	26,867
Global Logistic Properties Ltd.	11,300	27,559
Jardine Cycle & Carriage Ltd.	500	14,869
Keppel Corp. Ltd.	6,600	31,172
Oversea-Chinese Banking Corp. Ltd.	10,500	87,887
SATS Ltd.	5,900	20,997
SembCorp Industries Ltd.	8,900	21,181
Singapore Airlines Ltd.	3,300	25,263
Singapore Exchange Ltd.	2,600	14,502
Singapore Press Holdings Ltd.	700	1,501
Singapore Technologies Engineering Ltd.	9,100	25,278

Security	Shares	Value
Singapore Telecommunications Ltd.	22,600	$66,108
Suntec REIT	24,000	33,599
United Overseas Bank Ltd.	4,800	84,845
UOL Group Ltd.	5,000	29,067
Venture Corp. Ltd.	4,200	40,756
Wilmar International Ltd.	8,200	20,180

		802,762
SPAIN — 3.02%
Abertis Infraestructuras SA	2,528	49,745
Acciona SA	288	24,533
Acerinox SA	1,648	21,120
ACS Actividades de Construccion y Servicios SA	847	32,380
Aena SAc	264	51,435
Amadeus IT Group SA	1,580	96,978
Banco Bilbao Vizcaya Argentaria SA	24,664	222,482
Banco de Sabadell SA	23,048	51,440
Banco Santander SA	57,301	390,079
Bankia SA	6,281	31,709
Bankinter SA	4,880	47,397
CaixaBank SA	15,186	79,065
Cellnex Telecom SAc	1,760	39,426
Distribuidora Internacional de Alimentacion SA	4,328	29,101
Endesa SA	1,454	34,302
Ferrovial SA	2,000	43,022
Gas Natural SDG SA	1,402	32,712
Grifols SA	1,840	51,533
Iberdrola SA	9,661	75,905
Industria de Diseno Textil SA	3,962	156,906
Inmobiliaria Colonial SA	1,069	9,956
International Consolidated Airlines Group SA	4,024	30,653
Mapfre SA	6,616	24,579
Mediaset Espana Comunicacion SA	834	10,472
Merlin Properties SOCIMI SA	1,968	26,405
Promotora de Informaciones SAa	3,136	11,846
Repsol SA	4,370	72,956
Siemens Gamesa Renewable Energy SA	1,017	16,607
Telefonica SA	16,445	185,356
Viscofan SA	624	37,072

		1,987,172
SWEDEN — 2.87%
Alfa Laval AB	1,424	31,758
Assa Abloy AB Class B	3,752	80,244

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Atlas Copco AB Class A	2,048	$74,081
Atlas Copco AB Class B	1,616	52,261
BillerudKorsnas AB	1,256	19,828
Boliden AB	1,336	41,885
Castellum AB	2,128	33,015
Dometic Group ABc	2,752	23,219
Electrolux AB Class B	920	31,413
Elekta AB Class B	1,697	16,311
Essity AB Class Ba	2,144	62,048
Fabege AB	1,728	34,073
Getinge AB Class B	1,320	22,878
Hennes & Mauritz AB Class B	3,801	98,913
Hexagon AB Class B	984	48,537
Hexpol AB	1,776	18,146
Husqvarna AB Class B	2,112	21,449
ICA Gruppen AB	521	20,842
Industrivarden AB Class C	704	17,058
Intrum Justitia AB	263	8,544
Investor AB Class B	1,256	59,469
JM AB	616	21,582
Kindred Group PLC	1,944	21,593
Kinnevik AB Class B	880	26,980
L E Lundbergforetagen AB Class B	280	21,998
Loomis AB Class B	696	25,813
Lundin Petroleum ABa	944	21,438
Millicom International Cellular SA SDR	352	22,019
NCC AB Class B	904	23,491
Nibe Industrier AB Class B	3,104	29,566
Nordea Bank AB	10,560	133,027
Saab AB	640	29,646
Sandvik AB	3,792	59,676
Securitas AB Class B	1,904	31,659
Skandinaviska Enskilda Banken AB Class A	4,507	56,999
Skanska AB Class B	1,520	34,500
SKF AB Class B	1,592	31,608
Svenska Cellulosa AB SCA Class B	2,144	17,719
Svenska Handelsbanken AB Class A	5,473	81,327
Swedbank AB Class A	3,248	84,643
Swedish Match AB	1,016	35,671
Tele2 AB Class B	2,112	25,091
Telefonaktiebolaget LM Ericsson Class B	12,120	78,587
Telia Co. AB	8,163	38,297
Trelleborg AB Class B	1,288	30,285

Security	Shares	Value
Volvo AB Class B	5,376	$91,183

		1,890,370
SWITZERLAND — 7.18%
ABB Ltd. Registered	6,555	154,219
Adecco Group AG Registered	672	51,400
Allreal Holding AG Registered	240	43,754
ams AG	344	24,868
Aryzta AG	1,296	41,747
Baloise Holding AG Registered	328	52,828
Barry Callebaut AG Registered	25	35,731
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	5	28,528
Cie. Financiere Richemont SA Class A Registered	1,816	154,619
Clariant AG Registered	1,240	28,916
Credit Suisse Group AG Registered	8,432	130,039
dormakaba Holding AG Class B	48	42,883
Dufry AG Registered[a]	216	34,498
EMS-Chemie Holding AG Registered	32	22,321
Flughafen Zurich AG	216	55,229
Geberit AG Registered	128	61,715
Georg Fischer AG Registered	48	54,724
Givaudan SA Registered	32	63,844
Helvetia Holding AG Registered	72	40,334
Idorsia Ltd.[a]	1,315	24,669
Julius Baer Group Ltd.	712	40,365
Kuehne + Nagel International AG Registered	152	26,529
LafargeHolcim Ltd. Registered	1,546	92,694
Logitech International SA Registered	864	31,476
Lonza Group AG Registered	314	74,851
Nestle SA Registered	11,210	949,222
Novartis AG Registered	7,969	680,568
OC Oerlikon Corp. AG Registered	2,560	37,544
Pargesa Holding SA Bearer	416	33,285
Partners Group Holding AG	64	41,656
PSP Swiss Property AG Registered	488	44,509
Roche Holding AG	2,512	637,600
Schindler Holding AG Participation Certificates	65	14,053
SGS SA Registered	16	35,454
Sika AG Bearer	8	55,263
Sonova Holding AG Registered	248	40,329
Straumann Holding AG Registered	64	36,250
Sunrise Communications Group AGc	400	31,590

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Swatch Group AG (The) Bearer	139	$55,306
Swiss Life Holding AG Registered	120	43,903
Swiss Prime Site AG Registered	118	10,671
Swiss Re AG	1,003	96,937
Swisscom AG Registered	72	35,274
Temenos Group AG Registered	336	32,561
UBS Group AG	12,824	223,558
Vifor Pharma AG	195	20,877
Zurich Insurance Group AG	512	156,436

		4,725,627
UNITED KINGDOM — 16.46%
3i Group PLC	3,944	48,668
Aberdeen Asset Management PLC	4,744	20,602
Admiral Group PLC	1,080	29,445
Aggreko PLC	1,699	19,005
Amec Foster Wheeler PLC	2,520	14,744
Anglo American PLC[a]	5,240	86,525
Antofagasta PLC	2,075	25,879
Ashtead Group PLC	2,003	43,016
ASOS PLC[a]	280	21,329
Associated British Foods PLC	1,352	52,831
AstraZeneca PLC	4,512	271,782
Auto Trader Group PLC[c]	4,992	25,186
Aviva PLC	12,984	92,263
B&M European Value Retail SA	4,632	21,984
Babcock International Group PLC	1,952	21,733
BAE Systems PLC	11,000	87,229
Balfour Beatty PLC	7,232	25,171
Barclays PLC	60,305	161,391
Barratt Developments PLC	3,920	31,809
BBA Aviation PLC	6,104	24,117
Beazley PLC	6,544	44,215
Bellway PLC	592	24,897
Berkeley Group Holdings PLC	616	28,391
BHP Billiton PLC	7,736	140,539
Booker Group PLC	9,618	24,409
BP PLC	69,297	407,273
British American Tobacco PLC	8,339	518,189
British Land Co. PLC (The)	2,984	24,017
BT Group PLC	30,240	124,983
BTG PLC[a]	4,288	37,254
Bunzl PLC	1,352	40,782
Burberry Group PLC	1,745	39,362
Capita PLC	3,881	33,692
Capital & Counties Properties PLC	5,384	20,414

Security	Shares	Value
Carnival PLC	656	$44,280
Centamin PLC	5,053	11,058
Centrica PLC	20,088	52,569
Close Brothers Group PLC	1,384	28,099
Cobham PLC	15,297	26,761
Coca-Cola European Partners PLC	1,160	50,240
Coca-Cola HBC AG	880	26,591
Compass Group PLC	5,411	115,350
Croda International PLC	560	27,324
CYBG PLC[a]	6,632	23,362
Daily Mail & General Trust PLC Class A NVS	2,307	19,359
DCC PLC	376	33,038
Derwent London PLC	584	21,927
Diageo PLC	8,611	277,961
Direct Line Insurance Group PLC	4,994	24,663
Dixons Carphone PLC	6,824	24,200
DS Smith PLC	3,536	22,507
Electrocomponents PLC	3,584	29,295
Experian PLC	3,272	65,007
Fresnillo PLC	1,314	26,608
G4S PLC	7,424	32,181
GKN PLC	6,064	25,702
GlaxoSmithKline PLC	17,136	342,144
Glencore PLC	44,739	197,087
Great Portland Estates PLC	3,179	25,230
Greencore Group PLC	8,073	23,819
Greene King PLC	3,328	30,054
GVC Holdings PLC	2,312	23,424
Halma PLC	2,256	32,686
Hammerson PLC	2,712	20,540
Hargreaves Lansdown PLC	1,386	25,216
Hays PLC	10,280	22,606
Hikma Pharmaceuticals PLC	507	9,438
Hiscox Ltd.	2,568	43,944
Howden Joinery Group PLC	3,880	21,734
HSBC Holdings PLC	70,784	706,418
IG Group Holdings PLC	1,338	11,228
IMI PLC	1,776	28,167
Imperial Brands PLC	3,195	131,418
Inchcape PLC	2,339	24,761
Indivior PLC	4,792	24,259
Informa PLC	3,408	31,248
Inmarsat PLC	2,520	25,764
InterContinental Hotels Group PLC	539	30,491
Intermediate Capital Group PLC	2,864	34,265

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
Intertek Group PLC	696	$39,465
Intu Properties PLC	4,872	16,398
Investec PLC	2,954	22,432
ITV PLC	13,488	30,763
IWG PLC	6,640	28,713
J Sainsbury PLC	6,856	22,127
John Wood Group PLC	3,480	28,009
Johnson Matthey PLC	728	26,969
Jupiter Fund Management PLC	6,024	42,409
Just Eat PLC[a]	3,056	24,999
Kingfisher PLC	6,736	26,144
Land Securities Group PLC	2,336	31,443
Legal & General Group PLC	19,888	70,373
Lloyds Banking Group PLC	251,041	217,043
London Stock Exchange Group PLC	1,040	51,388
Man Group PLC	11,992	25,295
Marks & Spencer Group PLC	7,216	30,652
Mediclinic International PLC	2,105	20,536
Meggitt PLC	8,240	54,642
Melrose Industries PLC	8,864	27,158
Merlin Entertainments PLC[c]	3,472	21,481
Metro Bank PLC[a]	464	22,156
Micro Focus International PLC	1,027	30,234
Mondi PLC	1,200	31,561
Moneysupermarket.com Group PLC	5,392	23,607
National Grid PLC	11,259	139,052
NEX Group PLC	2,424	21,331
Next PLC	640	33,328
Old Mutual PLC	17,568	45,511
Paysafe Group PLC[a]	3,914	30,444
Pearson PLC	3,456	29,957
Pennon Group PLC	2,131	22,616
Persimmon PLC	1,176	38,821
Phoenix Group Holdings	3,192	32,087
Playtech PLC	1,752	22,185
Provident Financial PLC	712	19,355
Prudential PLC	8,752	213,226
Randgold Resources Ltd.	339	31,553
Reckitt Benckiser Group PLC	2,256	219,169
RELX PLC	3,648	79,450
Rentokil Initial PLC	11,712	44,870
Rightmove PLC	576	31,954
Rio Tinto PLC	4,488	208,270
Rolls-Royce Holdings PLC	6,848	80,169
Rotork PLC	3,187	9,727
Royal Bank of Scotland Group PLC[a]	13,056	42,790

Security	Shares	Value
Royal Dutch Shell PLC Class A ADR	15,570	$437,835
Royal Dutch Shell PLC Class B	13,984	396,739
Royal Mail PLC	4,952	26,316
RPC Group PLC	2,091	24,700
RSA Insurance Group PLC	4,048	34,822
Saga PLC	10,160	27,954
Sage Group PLC (The)	4,040	35,898
Schroders PLC	408	18,530
Segro PLC	3,640	25,290
Severn Trent PLC	800	23,625
Shaftesbury PLC	2,336	30,273
Shire PLC	3,464	194,590
Sky PLC	2,834	36,054
Smith & Nephew PLC	2,616	45,524
Smiths Group PLC	1,616	32,702
Spectris PLC	768	24,907
Spirax-Sarco Engineering PLC	536	39,289
SSE PLC	3,192	58,031
SSP Group PLC	6,448	43,311
St. James’s Place PLC	2,024	32,474
Standard Chartered PLC[a]	11,840	132,164
Standard Life PLC	7,744	44,553
Stock Spirits Group PLC	14,849	32,007
Tate & Lyle PLC	2,459	21,785
Taylor Wimpey PLC	11,848	29,740
Tesco PLC[a]	30,722	70,555
TP ICAP PLC	3,736	23,982
Travis Perkins PLC	1,256	25,136
TUI AG	2,096	32,910
Tullow Oil PLC[a]	11,170	24,754
UBM PLC	2,744	26,227
UDG Healthcare PLC	3,424	38,234
Unilever PLC	4,496	256,148
United Utilities Group PLC	1,899	22,469
Vodafone Group PLC	91,322	267,275
Weir Group PLC (The)	1,107	26,766
WH Smith PLC	1,568	36,382
Whitbread PLC	696	35,308
William Hill PLC	7,048	23,276
Wm Morrison Supermarkets PLC	8,616	27,307
Wolseley PLC	824	49,178
Worldpay Group PLC[c]	7,496	36,565
WPP PLC	4,176	85,114

		10,825,710

TOTAL COMMON STOCKS
(Cost: $62,964,954)		65,362,953

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Security	Shares	Value
PREFERRED STOCKS — 0.45%

GERMANY — 0.40%
Bayerische Motoren Werke AG, Preference Shares	224	$17,787
Fuchs Petrolub SE, Preference Shares	440	26,042
Henkel AG & Co. KGaA, Preference Shares	515	72,710
Porsche Automobil Holding SE, Preference Shares	576	32,859
Sartorius AG, Preference Shares	200	18,852
Schaeffler AG, Preference Shares	793	11,023
Volkswagen AG, Preference Shares	552	84,670

		263,943
ITALY — 0.05%
Telecom Italia SpA/Milano, Preference Shares	37,104	30,338

		30,338

TOTAL PREFERRED STOCKS
(Cost: $284,604)		294,281

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[a]	128	378

		378

TOTAL RIGHTS
(Cost: $0)		378

SHORT-TERM INVESTMENTS — 0.20%

MONEY MARKET FUNDS — 0.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	101,027	101,058

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	28,216	$28,216

		129,274

TOTAL SHORT-TERM INVESTMENTS
(Cost: $129,274)		129,274

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $63,378,832)[h]		65,786,886
Other Assets, Less Liabilities — 0.00%		733

NET ASSETS — 100.00%		$65,787,619

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $63,434,161. Net unrealized appreciation was $2,352,725, of which $2,825,923 represented gross unrealized appreciation on securities and $473,198 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts:
MSCI EAFE E-Mini	50	Sep 2017	$97	$2,748

Total				$2,748

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® CORE MSCI INTERNATIONAL DEVELOPED MARKETS ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$65,362,953	$—	$—	$65,362,953
Preferred stocks	294,281	—	—	294,281
Rights	378	—	—	378
Money market funds	129,274	—	—	129,274

Total	$65,786,886	$—	$—	$65,786,886

Derivative financial instruments[a]:
Assets:
Futures contracts	$2,748	$—	$—	$2,748

Total	$2,748	$—	$—	$2,748

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.79%

AUSTRALIA — 19.31%
Abacus Property Group	106,865	$265,332
Adelaide Brighton Ltd.	99,296	445,514
AGL Energy Ltd.	120,449	2,317,468
Ainsworth Game Technology Ltd.	68,180	131,180
ALS Ltd.	99,131	587,228
Altium Ltd.	50,554	353,148
Alumina Ltd.	422,247	640,492
Amcor Ltd./Australia	205,725	2,519,451
AMP Ltd.	527,124	2,268,272
Ansell Ltd.	29,708	521,071
APA Group	192,078	1,321,838
ARB Corp. Ltd.	16,185	198,084
Ardent Leisure Group	89,906	150,013
Aristocrat Leisure Ltd.	101,427	1,639,729
Arrium Ltd.[a,b,c]	747,936	6
Asaleo Care Ltd.	114,302	121,367
ASX Ltd.	35,130	1,466,808
Aurizon Holdings Ltd.	380,114	1,523,390
AusNet Services	293,189	382,700
Austal Ltd.	78,644	113,328
Australia & New Zealand Banking Group Ltd.	519,156	12,280,697
Australian Agricultural Co. Ltd.[a,b]	129,675	171,336
Australian Pharmaceutical Industries Ltd.	121,097	169,670
Automotive Holdings Group Ltd.	81,190	248,253
Aveo Group	106,609	206,821
Bank of Queensland Ltd.	81,046	779,672
Bapcor Ltd.	67,586	304,859
Beach Energy Ltd.	434,265	235,753
Bellamy’s Australia Ltd.[b]	18,774	105,667
Bendigo & Adelaide Bank Ltd.	92,865	824,423
BHP Billiton Ltd.	550,875	11,368,603
Blackmores Ltd.[b]	3,258	230,191
BlueScope Steel Ltd.	113,331	1,192,498
Boral Ltd.	204,099	1,127,562
Brambles Ltd.	289,443	2,135,151
Breville Group Ltd.	26,945	216,191
Brickworks Ltd.	25,078	264,278
BT Investment Management Ltd.	34,452	295,951
BWP Trust	137,085	317,381
Cabcharge Australia Ltd.	67,581	117,618
Caltex Australia Ltd.	50,030	1,243,777

Security	Shares	Value
carsales.com Ltd.	44,948	$443,529
Cedar Woods Properties Ltd.	28,496	111,701
Challenger Ltd./Australia	101,911	1,045,485
Charter Hall Group	61,547	255,016
Charter Hall Retail REIT	98,024	320,856
CIMIC Group Ltd.	22,464	742,832
Cleanaway Waste Management Ltd.	329,748	343,547
Coca-Cola Amatil Ltd.	100,333	660,031
Cochlear Ltd.	12,389	1,412,895
Commonwealth Bank of Australia	302,055	20,191,129
Computershare Ltd.	85,660	962,201
Corporate Travel Management Ltd.	14,508	258,636
Costa Group Holdings Ltd.	52,751	201,304
Credit Corp. Group Ltd.	12,581	170,347
Cromwell Property Group	240,876	176,919
Crown Resorts Ltd.	66,900	679,371
CSL Ltd.	83,655	8,415,035
CSR Ltd.	101,818	318,643
Dexus	170,182	1,274,412
Domino’s Pizza Enterprises Ltd.	13,360	568,602
Donaco International Ltd.	194,025	82,097
Downer EDI Ltd.	113,099	574,261
DuluxGroup Ltd.	108,707	571,921
Eclipx Group Ltd.	77,087	228,322
Energy World Corp. Ltd.[a]	203,273	66,536
Estia Health Ltd.	40,771	94,394
Evolution Mining Ltd.	284,125	503,565
Fairfax Media Ltd.	436,376	344,897
FlexiGroup Ltd./Australia	137,961	212,573
Flight Centre Travel Group Ltd.	10,075	349,887
Fortescue Metals Group Ltd.	288,600	1,322,518
G8 Education Ltd.	73,822	223,367
Galaxy Resources Ltd.[a,b]	81,426	119,612
Gateway Lifestyle	107,925	166,723
GDI Property Group	277,680	225,011
Genworth Mortgage Insurance Australia Ltd.	53,382	128,279
Goodman Group	310,059	1,970,384
GPT Group (The)	300,947	1,150,851
GrainCorp Ltd. Class A	46,942	327,167
Greencross Ltd.	34,729	159,978
Growthpoint Properties Australia Ltd.	123,435	307,458
GUD Holdings Ltd.	19,198	183,154

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
GWA Group Ltd.	70,789	$183,107
Harvey Norman Holdings Ltd.	119,847	418,121
Healthscope Ltd.	272,939	453,234
HT&E Ltd.	84,280	174,941
Iluka Resources Ltd.	78,195	563,092
Incitec Pivot Ltd.	310,252	792,607
Independence Group NL	106,887	256,853
Insurance Australia Group Ltd.	432,121	2,301,043
Investa Office Fund	149,858	543,162
Invocare Ltd.	27,138	301,152
IOOF Holdings Ltd.	50,995	409,154
IPH Ltd.	29,100	105,009
Iress Ltd.	41,652	429,295
James Hardie Industries PLC	81,800	1,251,245
Japara Healthcare Ltd.	31,590	51,449
JB Hi-Fi Ltd.	25,870	537,193
Karoon Gas Australia Ltd.[a]	83,952	90,481
LendLease Group	95,764	1,288,237
Macquarie Atlas Roads Group	101,884	452,246
Macquarie Group Ltd.	51,760	3,546,720
Magellan Financial Group Ltd.	25,031	527,764
Mantra Group Ltd.	60,125	144,482
Mayne Pharma Group Ltd.[a,b]	295,152	226,209
McMillan Shakespeare Ltd.	15,600	178,719
Medibank Pvt Ltd.	519,090	1,127,211
Mesoblast Ltd.[a,b]	76,191	106,143
Metcash Ltd.	216,645	453,152
Mineral Resources Ltd.	30,138	295,225
Mirvac Group	647,400	1,121,569
Monadelphous Group Ltd.	14,898	181,143
Myer Holdings Ltd.	290,745	176,408
MYOB Group Ltd.	94,779	251,971
National Australia Bank Ltd.	467,805	11,185,494
Navitas Ltd.	66,762	264,898
Newcrest Mining Ltd.	142,155	2,292,488
NEXTDC Ltd.[a]	97,698	320,569
Nine Entertainment Co. Holdings Ltd.	138,392	159,099
Northern Star Resources Ltd.	105,040	368,978
Nufarm Ltd./Australia	48,242	325,829
OFX Group Ltd.	81,028	106,090
Oil Search Ltd.	252,720	1,339,680
Orica Ltd.	69,369	1,101,523
Origin Energy Ltd.[a]	310,348	1,714,544
Orocobre Ltd.[a,b]	36,270	92,660
Orora Ltd.	260,738	574,522

Security	Shares	Value
OZ Minerals Ltd.	51,111	$340,309
Pact Group Holdings Ltd.	65,250	298,489
Perpetual Ltd.	9,504	383,018
Pilbara Minerals Ltd.[a,b]	366,500	114,112
Platinum Asset Management Ltd.[b]	54,924	239,852
Premier Investments Ltd.	33,061	360,282
Primary Health Care Ltd.	80,852	218,818
Programmed Maintenance Services Ltd.	49,584	117,964
Qantas Airways Ltd.	136,570	580,043
QBE Insurance Group Ltd.	235,075	2,223,916
Qube Holdings Ltd.	174,804	371,216
Quintis Ltd.[b,c]	56,238	6,622
Ramsay Health Care Ltd.	24,243	1,366,034
RCG Corp. Ltd.[b]	127,003	92,774
REA Group Ltd.	10,270	565,899
Regis Healthcare Ltd.	33,209	97,831
Regis Resources Ltd.	95,208	291,116
Retail Food Group Ltd.[b]	20,936	81,064
Rio Tinto Ltd.	68,640	3,605,211
Sandfire Resources NL	47,714	220,555
Santos Ltd.[a]	362,722	981,674
Saracen Mineral Holdings Ltd.[a,b]	170,887	183,495
Scentre Group	872,964	2,878,325
Seek Ltd.	60,066	820,008
Select Harvests Ltd.	20,192	78,989
Seven West Media Ltd.	255,451	165,191
SG Fleet Group Ltd.	42,600	124,816
Shopping Centres Australasia Property Group	186,088	322,383
Sigma Healthcare Ltd.	296,881	227,534
Sims Metal Management Ltd.	37,446	464,569
Sirtex Medical Ltd.	15,127	194,313
Sonic Healthcare Ltd.	66,832	1,189,291
South32 Ltd.	940,485	2,184,934
Southern Cross Media Group Ltd.	220,545	233,296
Spark Infrastructure Group	306,743	612,221
St. Barbara Ltd.[a]	117,270	253,717
Star Entertainment Grp Ltd. (The)	149,779	602,664
Steadfast Group Ltd.	203,842	421,490
Stockland	411,562	1,379,997
Suncorp Group Ltd.	217,701	2,483,626
Super Retail Group Ltd.	42,705	286,045

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Sydney Airport	191,238	$1,027,502
Syrah Resources Ltd.[a,b]	52,403	120,488
Tabcorp Holdings Ltd.	151,710	506,272
Tassal Group Ltd.	49,644	150,210
Tatts Group Ltd.	255,936	817,306
Technology One Ltd.	79,286	339,910
Telstra Corp. Ltd.	623,091	2,039,524
Tox Free Solutions Ltd.	89,829	171,399
TPG Telecom Ltd.[b]	77,319	346,292
Transurban Group	352,774	3,213,481
Treasury Wine Estates Ltd.	136,783	1,330,065
Vicinity Centres	481,980	1,058,169
Village Roadshow Ltd.	40,170	128,920
Virtus Health Ltd.	31,256	139,988
Vocus Group Ltd.	121,222	337,754
Wesfarmers Ltd.	196,824	6,400,088
Western Areas Ltd.[a]	62,400	118,066
Westfield Corp.	297,828	1,826,082
Westgold Resources Ltd.[a]	36,959	46,472
Westpac Banking Corp.	591,103	15,016,089
Whitehaven Coal Ltd.[a]	132,308	313,716
Woodside Petroleum Ltd.	135,915	3,165,172
Woolworths Ltd.	227,450	4,848,313
WorleyParsons Ltd.[a]	40,170	377,781

		208,955,690
HONG KONG — 9.31%
AIA Group Ltd.	2,164,800	17,060,292
ASM Pacific Technology Ltd.	58,500	758,014
Bank of East Asia Ltd. (The)	234,000	1,002,196
BOC Hong Kong Holdings Ltd.	682,500	3,360,003
Brightoil Petroleum Holdings Ltd.[a]	780,000	202,736
Champion REIT	390,000	303,605
Cheung Kong Property Holdings Ltd.	487,572	3,948,571
China LNG Group Ltd.[a,b]	7,800,000	124,838
China Strategic Holdings Ltd.[a]	7,800,000	104,864
Citic Telecom International Holdings Ltd.	585,000	178,268
CK Hutchison Holdings Ltd.	487,572	6,423,841
CK Infrastructure Holdings Ltd.	195,000	1,818,883
CK Life Sciences International Holdings Inc.	1,560,000	127,834
CLP Holdings Ltd.	292,500	3,117,818
Dah Sing Banking Group Ltd.	234,000	501,547

Security	Shares	Value
Enerchina Holdings Ltd.[a]	3,420,000	$81,448
Esprit Holdings Ltd.[a,b]	423,200	208,616
First Pacific Co. Ltd./Hong Kong	780,000	584,240
G-Resources Group Ltd.[a]	5,667,000	74,011
Galaxy Entertainment Group Ltd.	390,000	2,414,358
GCL New Energy Holdings Ltd.[a]	940,000	43,328
Giordano International Ltd.	390,000	217,217
Global Brands Group Holding Ltd.[a]	1,560,065	147,814
Guotai Junan International Holdings Ltd.[b]	390,000	120,343
Haitong International Securities Group Ltd.	390,000	225,207
Hang Lung Properties Ltd.	390,000	971,735
Hang Seng Bank Ltd.	136,500	2,971,134
Henderson Land Development Co. Ltd.	237,695	1,375,622
HKBN Ltd.[b]	292,500	289,124
HKT Trust & HKT Ltd.	585,720	767,946
Hong Kong & China Gas Co. Ltd.	1,384,924	2,620,843
Hong Kong Exchanges & Clearing Ltd.	203,800	5,813,799
Hongkong Land Holdings Ltd.	214,500	1,613,040
Hopewell Holdings Ltd.	97,500	373,888
Hsin Chong Group Holdings Ltd.[a]	1,002,000	41,054
Hutchison Telecommunications Hong Kong Holdings Ltd.[b]	390,000	149,805
Hysan Development Co. Ltd.	195,000	943,772
Jardine Matheson Holdings Ltd.	39,000	2,488,590
Jardine Strategic Holdings Ltd.	39,900	1,627,920
Johnson Electric Holdings Ltd.	97,750	347,938
Kerry Logistics Network Ltd.	195,000	280,635
Kerry Properties Ltd.	97,500	342,055
Landing International Development Ltd.[a,b]	16,350,000	188,409
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	195,000	89,384
Li & Fung Ltd.	1,170,000	428,442
Link REIT	390,000	3,170,874
Macau Legend Development Ltd.[a]	390,000	67,412
Man Wah Holdings Ltd.	312,000	269,649
Melco International Development Ltd.	195,000	461,899

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Melco Resorts & Entertainment Ltd. ADR	41,947	$847,329
MGM China Holdings Ltd.	156,000	307,200
MTR Corp. Ltd.	292,500	1,690,925
New World Development Co. Ltd.	975,000	1,318,285
NewOcean Energy Holdings Ltd.[a]	390,000	115,350
NWS Holdings Ltd.	390,000	747,028
Pacific Basin Shipping Ltd.[a]	906,000	198,365
Pacific Textiles Holdings Ltd.[b]	195,000	220,713
PCCW Ltd.	780,000	439,428
Power Assets Holdings Ltd.	292,500	2,898,728
Sa Sa International Holdings Ltd.	390,000	143,313
Sands China Ltd.	390,000	1,810,144
Shangri-La Asia Ltd.	390,000	634,175
Shun Tak Holdings Ltd.[a]	780,000	336,562
Sino Land Co. Ltd.	390,000	644,162
SITC International Holdings Co. Ltd.	390,000	324,578
SJM Holdings Ltd.	195,000	195,246
SmarTone Telecommunications Holdings Ltd.[b]	97,500	128,083
Sun Hung Kai & Co. Ltd.	195,000	128,832
Sun Hung Kai Properties Ltd.	390,000	6,042,137
SUNeVision Holdings Ltd.	390,000	259,163
Sunlight REIT	390,000	256,666
Swire Pacific Ltd. Class A	97,500	972,484
Swire Properties Ltd.	234,000	808,947
Techtronic Industries Co. Ltd.	292,500	1,301,431
Television Broadcasts Ltd.	59,100	216,418
Town Health International Medical Group Ltd.[b]	780,000	58,923
Truly International Holdings Ltd.[b]	390,000	130,830
Value Partners Group Ltd.[b]	182,000	169,413
VTech Holdings Ltd.	39,000	564,266
WH Group Ltd.[d]	1,437,000	1,348,657
Wharf Holdings Ltd. (The)	195,000	1,659,091
Wheelock & Co. Ltd.	195,000	1,470,586
Wynn Macau Ltd.	312,000	676,719
Xinyi Glass Holdings Ltd.	390,000	403,475
Yue Yuen Industrial Holdings Ltd.	97,500	402,601

		100,715,114

Security	Shares	Value
JAPAN — 66.63%
Acom Co. Ltd.[a,b]	97,500	$414,725
Activia Properties Inc.	195	874,451
ADEKA Corp.	19,500	299,661
Advance Residence Investment Corp.	195	475,433
Advantest Corp.	39,000	715,444
Aeon Co. Ltd.	117,000	1,760,374
AEON Financial Service Co. Ltd.	19,500	423,725
Aeon Mall Co. Ltd.	39,000	741,563
AEON REIT Investment Corp.	195	213,363
Aica Kogyo Co. Ltd.	19,500	625,617
Aida Engineering Ltd.	39,000	394,253
Aiful Corp.[a,b]	97,500	337,074
Aisin Seiki Co. Ltd.	39,000	2,029,504
Ajinomoto Co. Inc.	117,000	2,349,636
Alfresa Holdings Corp.	39,000	717,209
Alpine Electronics Inc.	19,500	355,604
Alps Electric Co. Ltd.	39,000	1,062,401
Amada Holdings Co. Ltd.	78,000	890,158
Amano Corp.	39,000	886,981
ANA Holdings Inc.	195,000	667,971
Anritsu Corp.	39,000	314,485
AOKI Holdings Inc.	19,500	252,011
Aozora Bank Ltd.	195,000	748,269
Asahi Diamond Industrial Co. Ltd.	19,500	147,360
Asahi Glass Co. Ltd.	39,000	1,641,251
Asahi Group Holdings Ltd.	78,000	3,175,908
Asahi Intecc Co. Ltd.	19,500	875,334
Asahi Kasei Corp.	195,000	2,231,572
Asics Corp.	39,000	708,385
Astellas Pharma Inc.	384,100	4,894,455
Autobacs Seven Co. Ltd.	19,500	324,368
Azbil Corp.	19,500	768,564
Bandai Namco Holdings Inc.	39,000	1,353,591
Bank of Saga Ltd. (The)	195,000	460,609
Bank of the Ryukyus Ltd.	19,500	278,130
Benesse Holdings Inc.	19,500	745,622
BIC Camera Inc.	39,000	452,138
Bridgestone Corp.	117,000	4,931,164
Brother Industries Ltd.	58,500	1,493,009
Calbee Inc.	19,500	807,389
Canon Inc.	195,000	6,771,483
Canon Marketing Japan Inc.	19,500	429,902

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Capcom Co. Ltd.	19,500	$483,022
Casio Computer Co. Ltd.	39,000	638,147
Cawachi Ltd.	19,500	480,551
Central Japan Railway Co.	19,500	3,132,495
Chiba Bank Ltd. (The)	195,000	1,397,710
Chubu Electric Power Co. Inc.	117,000	1,534,305
Chugai Pharmaceutical Co. Ltd.	39,000	1,565,365
Chugoku Bank Ltd. (The)	39,000	564,731
Chugoku Electric Power Co. Inc. (The)	58,500	640,088
Citizen Watch Co. Ltd.	58,500	434,667
CKD Corp.	39,000	653,324
Coca-Cola Bottlers Japan Inc.	32,025	965,141
Colowide Co. Ltd.[b]	39,000	676,266
COMSYS Holdings Corp.	19,500	399,195
Concordia Financial Group Ltd.	214,500	1,080,896
COOKPAD Inc.[b]	19,500	166,772
Corona Corp.	39,000	408,018
Cosmo Energy Holdings Co. Ltd.	19,500	337,074
Credit Saison Co. Ltd.	19,900	382,530
CYBERDYNE Inc.[a,b]	39,000	529,789
D.A. Consortium Holdings Inc.	19,500	253,776
Dai Nippon Printing Co. Ltd.	195,000	2,147,744
Dai-ichi Life Holdings Inc.	195,000	3,372,506
Daibiru Corp.	19,500	219,539
Daifuku Co. Ltd.	39,000	1,346,532
Daiichi Sankyo Co. Ltd.	117,000	2,549,762
Daikin Industries Ltd.	39,000	4,129,599
Daikyonishikawa Corp.	19,500	291,366
Daio Paper Corp.	19,500	252,894
Daiseki Co. Ltd.	19,500	462,197
Daito Trust Construction Co. Ltd.	19,500	3,289,561
Daiwa House Industry Co. Ltd.	117,000	4,075,596
Daiwa House REIT Investment Corp.	195	482,139
Daiwa Securities Group Inc.	390,000	2,245,160
DCM Holdings Co. Ltd.	39,000	339,192
DeNA Co. Ltd.	19,500	427,961
Denso Corp.	78,000	3,745,581
Dentsu Inc.	39,000	1,821,259
DIC Corp.	19,500	738,563
DMG Mori Co. Ltd.	19,500	323,662
Don Quijote Holdings Co. Ltd.	19,500	708,561
Duskin Co. Ltd.	19,500	528,553
East Japan Railway Co.	58,500	5,479,660
EDION Corp.[b]	39,000	358,604

Security	Shares	Value
Eighteenth Bank Ltd. (The)	195,000	$518,847
Eiken Chemical Co. Ltd.	19,500	645,029
Eisai Co. Ltd.	39,000	2,089,153
Electric Power Development Co. Ltd.	19,500	492,905
EPS Holdings Inc.	19,500	319,426
Euglena Co. Ltd.[a,b]	39,000	408,724
FamilyMart UNY Holdings Co. Ltd.	25,900	1,448,590
Fancl Corp.	19,500	418,607
FANUC Corp.	39,000	7,964,478
Fast Retailing Co. Ltd.	8,900	2,667,704
FCC Co. Ltd.	19,500	426,725
Financial Products Group Co. Ltd.	19,500	220,422
Fudo Tetra Corp.	78,000	128,476
Fuji Electric Co. Ltd.	195,000	1,072,990
Fuji Machine Manufacturing Co. Ltd.	39,000	633,911
Fuji Oil Holdings Inc.	19,500	460,256
FUJIFILM Holdings Corp.	78,000	2,861,071
Fujitec Co. Ltd.	19,500	268,777
Fujitsu Ltd.	390,000	2,907,308
Fukuoka Financial Group Inc.	195,000	898,276
Fukuoka REIT Corp.	195	300,014
Furukawa Electric Co. Ltd.	19,500	878,863
Glory Ltd.	19,500	648,559
GLP J-REIT	585	635,323
GMO Internet Inc.	19,500	251,129
Godo Steel Ltd.	19,500	371,134
Gree Inc.	39,000	298,955
GungHo Online Entertainment Inc.	156,000	420,725
Hachijuni Bank Ltd. (The)	117,000	742,269
Hakuhodo DY Holdings Inc.	78,000	1,093,461
Hamamatsu Photonics KK	39,000	1,238,880
Hankyu Hanshin Holdings Inc.	39,000	1,388,886
Haseko Corp.	58,500	731,680
Hazama Ando Corp.	58,500	402,901
Heiwa Real Estate REIT Inc.	390	321,191
Heiwado Co. Ltd.	19,500	442,785
Hino Motors Ltd.	58,500	688,796
Hisamitsu Pharmaceutical Co. Inc.	19,500	914,159
Hitachi Chemical Co. Ltd.	19,500	555,025

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Hitachi Construction Machinery Co. Ltd.	19,500	$558,555
Hitachi High-Technologies Corp.	19,500	718,268
Hitachi Ltd.	975,000	6,702,656
Hitachi Transport System Ltd.	19,500	448,432
Hitachi Zosen Corp.	58,500	307,602
Hokkaido Electric Power Co. Inc.	39,000	293,307
Hokuetsu Kishu Paper Co. Ltd.	58,500	409,783
Hokuhoku Financial Group Inc.	39,000	633,558
Hokuriku Electric Power Co.	39,000	360,369
Honda Motor Co. Ltd.	297,400	8,365,258
House Foods Group Inc.	19,500	502,611
Hoya Corp.	78,000	4,395,022
Hulic Co. Ltd.	58,500	616,793
Hulic Reit Inc.	195	306,543
Ibiden Co. Ltd.	19,500	338,133
Ichigo Inc.[b]	117,000	356,840
Ichigo Office REIT Investment	390	266,130
Ichiyoshi Securities Co. Ltd.	19,500	174,714
Idemitsu Kosan Co. Ltd.	19,500	472,433
IDOM Inc.	19,500	129,006
IHI Corp.[a]	195,000	642,382
Iida Group Holdings Co. Ltd.	39,000	665,324
Iino Kaiun Kaisha Ltd.	58,500	268,953
INPEX Corp.	175,500	1,704,254
Invesco Office J-Reit Inc.	390	378,723
Invincible Investment Corp.	780	348,722
Isetan Mitsukoshi Holdings Ltd.	78,000	759,564
Istyle Inc.[b]	19,500	129,359
Isuzu Motors Ltd.	97,500	1,337,708
Ito EN Ltd.	19,500	720,033
ITOCHU Corp.	287,000	4,494,805
Itochu-Shokuhin Co. Ltd.	19,500	808,272
Itoham Yonekyu Holdings Inc.	58,500	542,672
Itoki Corp.	19,500	158,125
Iyo Bank Ltd. (The)	58,500	477,022
J Front Retailing Co. Ltd.	58,500	835,979
J Trust Co. Ltd.	19,500	155,301
JAC Recruitment Co. Ltd.	19,500	317,485
Japan Airlines Co. Ltd.	19,500	629,676
Japan Communications Inc.[a]	97,500	144,712
Japan Display Inc.[a,b]	117,000	209,657
Japan Excellent Inc.	390	454,609
Japan Exchange Group Inc.	117,000	2,097,624
Japan Hotel REIT Investment Corp.	975	703,267

Security	Shares	Value
Japan Logistics Fund Inc.	195	$395,312
Japan Post Bank Co. Ltd.	78,000	1,000,986
Japan Post Holdings Co. Ltd.	58,500	736,445
Japan Prime Realty Investment Corp.	195	731,504
Japan Real Estate Investment Corp.	195	1,021,811
Japan Rental Housing Investments Inc.	390	289,778
Japan Retail Fund Investment Corp.	585	1,114,992
Japan Securities Finance Co. Ltd.	39,000	195,538
Japan Tobacco Inc.	195,000	6,766,189
JFE Holdings Inc.	97,500	1,881,703
Jimoto Holdings Inc.	156,000	278,130
JSP Corp.	19,500	615,910
JSR Corp.	39,000	687,561
JTEKT Corp.	39,000	555,908
JXTG Holdings Inc.	491,200	2,179,160
Kadokawa Dwango[a]	19,500	257,129
Kagome Co. Ltd.	39,000	1,182,406
Kajima Corp.	195,000	1,697,724
Kakaku.com Inc.	39,000	549,554
Kamei Corp.	39,000	556,613
Kansai Electric Power Co. Inc. (The)	136,500	1,829,553
Kansai Paint Co. Ltd.	58,500	1,340,002
Kao Corp.	97,500	5,924,386
Kawasaki Heavy Industries Ltd.	195,000	621,205
Kawasaki Kisen Kaisha Ltd.[a]	195,000	483,551
KDDI Corp.	325,700	8,607,122
Keikyu Corp.	195,000	2,260,691
Keio Corp.	195,000	1,630,662
Keiyo Co. Ltd.	96,200	666,901
Kenedix Inc.	78,000	398,842
Kewpie Corp.	19,500	489,552
KEY Coffee Inc.	19,500	385,253
Keyence Corp.	19,500	9,003,937
Kikkoman Corp.	46,600	1,425,476
Kintetsu Group Holdings Co. Ltd.	390,000	1,493,009
Kirin Holdings Co. Ltd.	156,000	3,431,449
Kitz Corp.	39,000	348,369
Kiyo Bank Ltd. (The)	39,000	651,206
Kobe Steel Ltd.[a]	58,500	731,680
Koei Tecmo Holdings Co. Ltd.	19,500	402,548

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Kohnan Shoji Co. Ltd.	19,500	$355,251
Koito Manufacturing Co. Ltd.	19,500	1,140,052
Kokuyo Co. Ltd.	39,000	619,793
Komatsu Ltd.	175,500	4,708,537
Komori Corp.	19,500	231,716
Konami Holdings Corp.	19,500	1,014,752
Konica Minolta Inc.	97,500	806,507
Konishi Co. Ltd.	39,000	595,086
Kubota Corp.	195,000	3,387,506
Kuraray Co. Ltd.	58,500	1,138,287
Kurita Water Industries Ltd.	19,500	554,143
Kuroda Electric Co. Ltd.	19,500	372,546
Kyocera Corp.	58,500	3,553,573
KYORIN Holdings Inc.	19,500	416,313
Kyowa Exeo Corp.	19,500	332,486
Kyowa Hakko Kirin Co. Ltd.	39,000	706,620
Kyushu Electric Power Co. Inc.	97,500	1,152,405
Kyushu Financial Group Inc.	78,000	489,199
Lawson Inc.	19,500	1,325,354
Leopalace21 Corp.	78,000	555,555
Lifull Co. Ltd.	19,500	155,478
Lintec Corp.	19,500	472,786
Lion Corp.	39,000	832,979
LIXIL Group Corp.	58,500	1,503,068
M3 Inc.	39,000	1,050,048
Makita Corp.	39,000	1,523,010
Marubeni Corp.	345,200	2,284,671
Maruha Nichiro Corp.	19,500	531,201
Marui Group Co. Ltd.	58,500	795,212
Marusan Securities Co. Ltd.	39,000	328,956
Matsuda Sangyo Co. Ltd.	19,500	264,188
Matsui Securities Co. Ltd.	19,500	159,360
Mazda Motor Corp.	117,000	1,762,492
McDonald’s Holdings Co. Japan Ltd.	19,500	791,506
Mebuki Financial Group Inc.	205,990	792,305
Medipal Holdings Corp.	39,000	713,326
MEGMILK SNOW BRAND Co. Ltd.	19,500	538,260
MEIJI Holdings Co. Ltd.	19,500	1,551,247
Mie Bank Ltd. (The)	19,500	435,902
MINEBEA MITSUMI Inc.	58,500	965,161
Ministop Co. Ltd.	19,500	428,490
Miraca Holdings Inc.	19,500	889,452
Mirait Holdings Corp.	19,500	228,363
MISUMI Group Inc.	58,500	1,448,536

Security	Shares	Value
Mitsubishi Chemical Holdings Corp.	248,200	$2,086,771
Mitsubishi Corp.	267,700	5,806,082
Mitsubishi Electric Corp.	370,500	5,735,465
Mitsubishi Estate Co. Ltd.	214,500	3,894,176
Mitsubishi Heavy Industries Ltd.	585,000	2,325,811
Mitsubishi Materials Corp.	19,500	654,736
Mitsubishi Motors Corp.	117,000	844,979
Mitsubishi Tanabe Pharma Corp.	58,500	1,391,887
Mitsubishi UFJ Financial Group Inc.	2,164,500	13,712,385
Mitsubishi UFJ Lease & Finance Co. Ltd.	97,500	518,847
Mitsui & Co. Ltd.	306,400	4,450,627
Mitsui Chemicals Inc.	195,000	1,111,815
Mitsui Engineering & Shipbuilding Co. Ltd.	195,000	271,777
Mitsui Fudosan Co. Ltd.	171,400	3,931,520
Mitsui Mining & Smelting Co. Ltd.	195,000	852,392
Mitsui OSK Lines Ltd.	195,000	607,086
Mizuho Financial Group Inc.	4,157,900	7,390,484
Monex Group Inc.	97,500	275,307
MonotaRO Co. Ltd.	19,500	642,382
Mori Hills REIT Investment Corp.	390	490,257
MORI TRUST Sogo REIT Inc.	195	322,603
MOS Food Services Inc.	19,500	607,086
MS&AD Insurance Group Holdings Inc.	97,500	3,416,625
Murata Manufacturing Co. Ltd.	39,000	6,063,804
Nabtesco Corp.	39,000	1,265,351
Nagase & Co. Ltd.	19,500	305,837
Nagoya Railroad Co. Ltd.	195,000	892,982
NEC Corp.	396,000	1,075,162
NET One Systems Co. Ltd.	37,700	360,299
Neturen Co. Ltd.	39,000	358,604
Nexon Co. Ltd.[a]	39,000	810,037
NGK Insulators Ltd.	39,000	784,271
NGK Spark Plug Co. Ltd.	39,000	789,212
NHK Spring Co. Ltd.	39,000	421,078
Nichi-Iko Pharmaceutical Co. Ltd.	19,500	298,425
Nichicon Corp.	39,000	428,137
NichiiGakkan Co. Ltd.	19,500	203,656
Nidec Corp.	39,000	4,291,959
Nihon Nohyaku Co. Ltd.	19,500	113,299
Nihon Parkerizing Co. Ltd.	39,000	558,731
Nihon Unisys Ltd.	39,000	649,441

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Nikkiso Co. Ltd.	19,500	$201,362
Nikkon Holdings Co. Ltd.	19,500	460,609
Nikon Corp.	78,000	1,373,003
Nintendo Co. Ltd.	20,300	6,885,778
Nippon Building Fund Inc.	195	1,050,048
Nippon Express Co. Ltd.	195,000	1,244,174
Nippon Light Metal Holdings Co. Ltd.	195,000	524,141
Nippon Paint Holdings Co. Ltd.	39,000	1,501,833
Nippon Paper Industries Co. Ltd.	19,500	388,076
Nippon Parking Development Co. Ltd.	136,500	203,833
Nippon Prologis REIT Inc.	390	820,625
Nippon Sheet Glass Co. Ltd.[a]	39,000	330,015
Nippon Signal Co. Ltd.	39,000	395,312
Nippon Steel & Sumitomo Metal Corp.	136,500	3,350,269
Nippon Suisan Kaisha Ltd.	58,500	340,957
Nippon Telegraph & Telephone Corp.	136,500	6,658,537
Nippon Yusen KKa	390,000	744,740
Nipro Corp.	19,500	264,365
Nishi-Nippon Financial Holdings Inc.	39,000	438,373
Nishimatsuya Chain Co. Ltd.	39,000	426,372
Nissan Chemical Industries Ltd.	39,000	1,297,118
Nissan Motor Co. Ltd.	403,300	4,000,333
Nissan Shatai Co. Ltd.	19,500	201,891
Nisshin Seifun Group Inc.	39,300	644,478
Nisshin Steel Co. Ltd.	19,500	238,599
Nisshinbo Holdings Inc.	39,000	394,253
Nissin Electric Co. Ltd.	19,500	236,834
Nissin Foods Holdings Co. Ltd.	19,500	1,222,997
Nitori Holdings Co. Ltd.	19,500	2,746,007
Nitto Denko Corp.	39,000	3,479,452
Nitto Kohki Co. Ltd.	19,500	462,550
NOK Corp.	19,500	446,491
Nomura Holdings Inc.	625,500	3,718,072
Nomura Real Estate Holdings Inc.	19,500	386,135
Nomura Real Estate Master Fund Inc.	780	1,103,344
Nomura Research Institute Ltd.	22,370	836,129
North Pacific Bank Ltd.	97,500	326,485
NSD Co. Ltd.	39,000	743,328
NSK Ltd.	78,000	1,008,046

Security	Shares	Value
NTT Data Corp.	97,500	$1,061,519
NTT DOCOMO Inc.	248,100	5,754,833
NTT Urban Development Corp.	19,500	199,244
Obayashi Corp.	156,000	1,874,908
Obic Co. Ltd.	19,500	1,215,937
Odakyu Electric Railway Co. Ltd.	78,000	1,542,423
Oji Holdings Corp.	195,000	998,869
Okabe Co. Ltd.	19,500	190,597
Oki Electric Industry Co. Ltd.	19,500	266,836
Olympus Corp.	58,500	2,123,037
Omron Corp.	39,000	1,944,794
Ono Pharmaceutical Co. Ltd.	78,000	1,705,489
Orient Corp.[b]	195,000	328,250
Oriental Land Co. Ltd./Japan	39,000	2,821,539
ORIX Corp.	248,200	3,934,316
Orix JREIT Inc.	585	886,275
Osaka Gas Co. Ltd.	390,000	1,558,306
OSG Corp.[b]	19,500	411,019
OSJB Holdings Corp.	156,000	427,784
Otsuka Holdings Co. Ltd.	78,000	3,430,743
PALTAC Corp.	19,500	705,914
Panasonic Corp.	403,400	5,552,934
Park24 Co. Ltd.	19,500	492,375
PC Depot Corp.[b]	22,180	127,465
Penta-Ocean Construction Co. Ltd.	78,000	463,786
Persol Holdings Co. Ltd.	39,000	737,680
Pigeon Corp.	19,500	721,797
Pioneer Corp.[a,b]	97,500	192,362
Proto Corp.	19,500	304,249
Rakuten Inc.	175,500	2,141,038
Recruit Holdings Co. Ltd.	195,000	3,368,976
Relia Inc.	19,500	208,068
Resona Holdings Inc.	403,400	2,075,140
Resorttrust Inc.	19,500	358,957
Ricoh Co. Ltd.	136,500	1,281,058
Ringer Hut Co. Ltd.	19,500	449,844
Rohm Co. Ltd.	19,500	1,508,892
Rohto Pharmaceutical Co. Ltd.	39,000	787,447
Round One Corp.	39,000	415,784
Royal Holdings Co. Ltd.	19,500	466,786
Ryohin Keikaku Co. Ltd.	3,800	969,818
Saizeriya Co. Ltd.	19,500	566,496
Sakata Seed Corp.	19,500	593,850
Sanrio Co. Ltd.	12,600	252,582
Santen Pharmaceutical Co. Ltd.	97,500	1,373,886

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Sanwa Holdings Corp.	58,500	$632,146
SBI Holdings Inc./Japan	39,000	557,319
Secom Co. Ltd.	39,000	2,921,426
Sega Sammy Holdings Inc.	39,000	524,847
Seibu Holdings Inc.	39,000	679,795
Seikagaku Corp.	19,500	313,955
Seiko Epson Corp.	58,500	1,541,187
Seino Holdings Co. Ltd.	39,000	524,494
Sekisui Chemical Co. Ltd.	97,500	1,793,022
Sekisui House Ltd.	117,000	2,024,033
Sekisui House Reit Inc.	377	465,386
Sekisui House SI Residential Investment Corp.	390	404,489
Sekisui Plastics Co. Ltd.	78,000	667,089
Senshu Ikeda Holdings Inc.	117,000	483,904
Seven & I Holdings Co. Ltd.	136,500	5,491,131
Seven Bank Ltd.	136,500	539,848
Sharp Corp./Japan[a,b]	195,000	684,737
Shikoku Electric Power Co. Inc.	39,000	467,668
Shimachu Co. Ltd.	19,500	487,610
Shimano Inc.	19,500	2,855,423
Shimizu Corp.	195,000	2,057,740
Shin-Etsu Chemical Co. Ltd.	78,000	7,136,794
Shin-Etsu Polymer Co. Ltd.	58,500	565,967
Shinko Electric Industries Co. Ltd.	39,000	284,130
Shinko Plantech Co. Ltd.	39,000	332,839
Shinsei Bank Ltd.	390,000	642,382
Shionogi & Co. Ltd.	58,500	3,121,553
Shiseido Co. Ltd.	78,000	2,753,066
Shizuoka Bank Ltd. (The)	195,000	1,738,314
Showa Corp.[a]	19,500	188,303
Showa Denko KK	39,000	1,018,634
Showa Shell Sekiyu KK	39,000	423,902
SKY Perfect JSAT Holdings Inc.	58,500	262,071
SMC Corp./Japan	19,500	6,196,163
Sodick Co. Ltd.	19,500	237,364
SoftBank Group Corp.	156,000	12,647,160
Sohgo Security Services Co. Ltd.	19,500	825,037
Sojitz Corp.	287,000	722,078
Sompo Holdings Inc.	58,500	2,293,516
Sony Corp.	228,800	9,400,896
Sony Financial Holdings Inc.	39,000	674,501
Square Enix Holdings Co. Ltd.	19,500	637,970
Stanley Electric Co. Ltd.	39,000	1,288,294
Star Micronics Co. Ltd.	19,500	322,779

Security	Shares	Value
Start Today Co. Ltd.	39,000	$1,099,462
Subaru Corp.	97,500	3,524,277
Sumco Corp.	39,000	633,911
Sumitomo Chemical Co. Ltd.	390,000	2,287,162
Sumitomo Corp.	195,000	2,632,178
Sumitomo Dainippon Pharma Co. Ltd.	58,500	819,566
Sumitomo Electric Industries Ltd.	136,500	2,208,188
Sumitomo Forestry Co. Ltd.	39,000	596,498
Sumitomo Heavy Industries Ltd.	195,000	1,422,417
Sumitomo Metal Mining Co. Ltd.	195,000	2,944,545
Sumitomo Mitsui Construction Co. Ltd.	326,400	354,478
Sumitomo Mitsui Financial Group Inc.	234,000	8,883,931
Sumitomo Mitsui Trust Holdings Inc.	58,500	2,146,332
Sumitomo Realty & Development Co. Ltd.	52,000	1,573,248
Sumitomo Rubber Industries Ltd.	39,000	676,266
Suntory Beverage & Food Ltd.	19,500	954,749
Suruga Bank Ltd.	39,000	939,572
Suzuken Co. Ltd./Aichi Japan	19,500	650,324
Suzuki Motor Corp.	78,000	3,691,932
Sysmex Corp.	19,500	1,115,345
T&D Holdings Inc.	117,000	1,728,078
Taiheiyo Cement Corp.	195,000	732,386
Taisei Corp.	195,000	1,863,614
Taiyo Nippon Sanso Corp.	39,000	451,079
Taiyo Yuden Co. Ltd.	39,000	655,794
Takara Bio Inc.	19,500	262,247
Takasago Thermal Engineering Co. Ltd.	19,500	325,074
Takeda Pharmaceutical Co. Ltd.	136,500	7,204,561
Takeuchi Manufacturing Co. Ltd.	19,500	378,899
Tatsuta Electric Wire and Cable Co. Ltd.	39,000	249,894
TDK Corp.	19,500	1,403,005
Teijin Ltd.	39,000	782,859
Terumo Corp.	58,500	2,210,394
THK Co. Ltd.	19,500	595,615
TIS Inc.	19,500	588,556
Tobu Railway Co. Ltd.	195,000	1,030,635
Tocalo Co. Ltd.	19,500	743,857
Toho Co. Ltd./Tokyo	39,000	1,403,005
Toho Holdings Co. Ltd.	19,500	385,429

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Tohoku Electric Power Co. Inc.	97,500	$1,325,354
Tokai Rika Co. Ltd.	19,500	358,428
Tokai Tokyo Financial Holdings Inc.	39,000	227,304
Tokio Marine Holdings Inc.	117,000	4,918,458
Tokyo Broadcasting System Holdings Inc.	19,500	367,958
Tokyo Electric Power Co. Holdings Inc.[a]	287,000	1,215,584
Tokyo Electron Ltd.	39,000	5,497,308
Tokyo Gas Co. Ltd.	390,000	2,065,152
Tokyo Seimitsu Co. Ltd.	19,500	676,795
Tokyo Steel Manufacturing Co. Ltd.	39,000	333,897
Tokyo Tatemono Co. Ltd.	47,200	641,607
Tokyu Construction Co. Ltd.	39,000	311,308
Tokyu Corp.	97,500	1,432,124
Tokyu Fudosan Holdings Corp.	97,500	584,144
TOKYU REIT Inc.	195	236,834
TOMONY Holdings Inc.	97,500	476,492
Topcon Corp.	19,500	333,544
Toppan Forms Co. Ltd.	19,500	202,421
Toppan Printing Co. Ltd.	195,000	2,057,740
Topre Corp.	19,500	513,906
Toray Industries Inc.	214,500	1,935,441
Toshiba Corp.[a,b]	780,000	1,736,549
Tosoh Corp.	195,000	2,320,693
TOTO Ltd.	19,500	784,447
Towa Bank Ltd. (The)	585,000	651,206
Toyo Construction Co. Ltd.	58,500	249,894
Toyo Seikan Group Holdings Ltd.	39,000	638,499
Toyo Suisan Kaisha Ltd.	19,500	707,679
Toyo Tire & Rubber Co. Ltd.	19,500	400,959
Toyobo Co. Ltd.	195,000	370,605
Toyoda Gosei Co. Ltd.	19,500	460,609
Toyota Boshoku Corp.	19,500	407,313
Toyota Industries Corp.	39,000	2,093,036
Toyota Motor Corp.	468,000	26,404,018
Toyota Tsusho Corp.	39,000	1,252,998
Trend Micro Inc./Japan	19,500	974,162
TS Tech Co. Ltd.	19,500	577,967
TSI Holdings Co. Ltd.	39,000	281,307
Tsukuba Bank Ltd.	136,500	408,901
Tsukui Corp.	39,000	236,481
Tsumura & Co.	19,500	757,975
Ube Industries Ltd.	195,000	529,436

Security	Shares	Value
Unicharm Corp.	78,000	$1,997,384
United Super Markets Holdings Inc.	57,200	579,273
United Urban Investment Corp.	585	870,392
Ushio Inc.	39,000	547,437
USS Co. Ltd.	58,500	1,179,053
VT Holdings Co. Ltd.	39,000	199,068
Wacom Co. Ltd.	58,500	210,715
Wakita & Co. Ltd.	19,500	219,716
West Japan Railway Co.	39,000	2,794,715
Yahoo Japan Corp.	306,400	1,386,488
Yakult Honsha Co. Ltd.	19,500	1,327,119
Yamada Denki Co. Ltd.	156,000	831,567
Yamaha Corp.	39,000	1,376,533
Yamaha Motor Co. Ltd.	58,500	1,471,831
Yamato Holdings Co. Ltd.	78,000	1,563,600
Yaskawa Electric Corp.	58,500	1,567,659
Yokogawa Electric Corp.	58,500	984,221
Yokohama Rubber Co. Ltd. (The)	19,500	393,194
Yoshinoya Holdings Co. Ltd.	39,000	658,265
Zensho Holdings Co. Ltd.	39,000	704,150

		721,037,763
NEW ZEALAND — 0.87%
a2 Milk Co. Ltd.[a,b]	142,245	470,318
Air New Zealand Ltd.	107,250	269,376
Argosy Property Ltd.	171,127	133,434
Auckland International Airport Ltd.	172,478	900,035
Chorus Ltd.	108,359	362,340
Contact Energy Ltd.	116,128	466,679
Fisher & Paykel Healthcare Corp. Ltd.	123,572	1,016,350
Fletcher Building Ltd.	112,942	676,579
Freightways Ltd.	34,744	207,092
Goodman Property Trust	194,712	183,211
Infratil Ltd.	111,254	257,745
Kiwi Property Group Ltd.	191,283	196,478
Mercury NZ Ltd.	130,979	341,741
Meridian Energy Ltd.	118,192	255,210
Metlifecare Ltd.	48,100	201,592
New Zealand Refining Co. Ltd. (The)	59,746	110,643
Precinct Properties New Zealand Ltd.	177,699	167,869
Ryman Healthcare Ltd.	68,445	452,613

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
Sky Network Television Ltd.	74,773	$185,562
SKYCITY Entertainment Group Ltd.	117,098	354,689
Spark New Zealand Ltd.	330,556	929,379
Summerset Group Holdings Ltd.	58,136	211,399
Trade Me Group Ltd.	98,155	402,547
Xero Ltd.[a]	13,567	268,334
Z Energy Ltd.	63,619	369,185

		9,390,400
SINGAPORE — 3.67%
Ascendas Hospitality Trust	374,600	231,848
Ascendas REIT	390,458	776,773
Ascott Residence Trust	249,030	218,351
Asian Pay Television Trust	682,500	289,152
Boustead Singapore Ltd.	156,000	109,195
Cache Logistics Trust	195,000	127,155
CapitaLand Commercial Trust	374,600	474,736
CapitaLand Ltd.	374,600	1,018,475
CapitaLand Mall Trust	374,600	554,779
CapitaLand Retail China Trust	195,000	238,506
CDL Hospitality Trusts	273,000	321,839
City Developments Ltd.	58,500	485,345
ComfortDelGro Corp. Ltd.	374,600	637,582
COSCO Shipping International Singapore Co. Ltd.[a,b]	717,000	161,130
DBS Group Holdings Ltd.	317,900	5,064,101
ESR REIT	452,600	188,417
Ezion Holdings Ltd.[a,b]	568,640	100,555
Far East Hospitality Trust	374,600	184,926
First REIT	331,500	329,741
First Resources Ltd.	195,000	268,678
Frasers Centrepoint Trust	195,000	301,724
Frasers Commercial Trust	195,000	201,149
Genting Singapore PLC	1,142,600	980,791
Global Logistic Properties Ltd.	470,600	1,147,720
Golden Agri-Resources Ltd.	1,258,400	366,245
Hutchison Port Holdings Trust	897,000	426,075
Hyflux Ltd.	292,500	103,448
Indofood Agri Resources Ltd.	273,000	99,569
Jardine Cycle & Carriage Ltd.	19,500	579,885
Keppel Corp. Ltd.	234,000	1,105,172
Keppel REIT	195,000	166,667
Lippo Malls Indonesia Retail Trust	760,600	257,793
Mapletree Commercial Trust	224,087	265,001

Security	Shares	Value
Mapletree Greater China Commercial Trust	374,600	$306,371
Mapletree Industrial Trust	253,500	346,480
Mapletree Logistics Trust	234,000	206,897
Noble Group Ltd.[a,b]	273,790	75,649
OUE Hospitality Trust	374,600	208,387
Oversea-Chinese Banking Corp. Ltd.	519,875	4,351,444
Raffles Medical Group Ltd.	248,200	234,996
Sabana Shari’ah Compliant Industrial REIT	556,680	184,576
SATS Ltd.	183,100	651,616
SembCorp Industries Ltd.	195,000	464,080
Sembcorp Marine Ltd.[b]	253,500	314,727
SIIC Environment Holdings Ltd.	437,220	156,242
Silverlake Axis Ltd.	521,400	222,821
Singapore Airlines Ltd.	78,000	597,126
Singapore Exchange Ltd.	136,500	761,351
Singapore Post Ltd.[b]	364,600	353,263
Singapore Press Holdings Ltd.[b]	197,800	424,107
Singapore Technologies Engineering Ltd.	364,600	1,012,778
Singapore Telecommunications Ltd.	1,353,900	3,960,347
Soilbuild Business Space REIT	575,360	300,991
Starhill Global REIT	374,600	215,287
StarHub Ltd.[b]	100,200	201,552
Suntec REIT	374,600	524,418
United Overseas Bank Ltd.	216,900	3,833,946
UOL Group Ltd.	19,500	113,362
Wilmar International Ltd.	306,400	754,035
Wing Tai Holdings Ltd.[b]	156,000	234,483
Yangzijiang Shipbuilding Holdings Ltd.	442,600	461,449
Yanlord Land Group Ltd.	195,000	260,058
Yoma Strategic Holdings Ltd.	462,533	202,776

		39,718,138

TOTAL COMMON STOCKS
(Cost: $972,500,585)		1,079,817,105

SHORT-TERM INVESTMENTS — 1.06%

MONEY MARKET FUNDS — 1.06%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	11,258,637	11,262,015

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® CORE MSCI PACIFIC ETF

July 31, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	154,783	$154,783

		11,416,798

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,415,088)		11,416,798

TOTAL INVESTMENTS IN SECURITIES — 100.85% (Cost: $983,915,673)[h]		1,091,233,903
Other Assets, Less Liabilities — (0.85)%		(9,178,623)

NET ASSETS — 100.00%		$1,082,055,280

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $993,098,951. Net unrealized appreciation was $98,134,952, of which $135,260,525 represented gross unrealized appreciation on securities and $37,125,573 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,079,769,423	$41,054	$6,628	$1,079,817,105
Money market funds	11,416,798	—	—	11,416,798

Total	$1,091,186,221	$41,054	$6,628	$1,091,233,903

See notes to financial statements.

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.17%

AUSTRALIA — 4.86%
Adelaide Brighton Ltd.	147,710	$662,735
AGL Energy Ltd.	204,829	3,940,959
ALS Ltd.	158,425	938,472
Alumina Ltd.	733,927	1,113,269
Amcor Ltd./Australia	331,499	4,059,767
AMP Ltd.	834,060	3,589,050
Ansell Ltd.	44,396	778,695
APA Group	329,803	2,269,631
ARB Corp. Ltd.	58,925	721,166
Ardent Leisure Group	219,501	366,249
Aristocrat Leisure Ltd.	163,658	2,645,792
ASX Ltd.	52,470	2,190,818
Aurizon Holdings Ltd.	583,075	2,336,800
AusNet Services	549,199	716,871
Australia & New Zealand Banking Group Ltd.	836,580	19,789,399
Automotive Holdings Group Ltd.	169,237	517,473
Aveo Group	270,211	524,207
Bank of Queensland Ltd.	103,909	999,617
Beach Energy Ltd.	616,992	334,951
Bendigo & Adelaide Bank Ltd.	138,626	1,230,674
BHP Billiton Ltd.	929,848	19,189,603
Blackmores Ltd.[a]	4,766	336,737
BlueScope Steel Ltd.	176,648	1,858,736
Boral Ltd.	332,103	1,834,731
Brambles Ltd.	460,312	3,395,610
BT Investment Management Ltd.	66,416	570,530
BWP Trust	323,683	749,396
Cabcharge Australia Ltd.	294,571	512,672
Caltex Australia Ltd.	78,065	1,940,745
carsales.com Ltd.	80,603	795,359
Challenger Ltd./Australia	171,528	1,759,672
Charter Hall Group	200,641	831,344
Charter Hall Retail REIT	187,332	613,182
CIMIC Group Ltd.	29,964	990,840
Cleanaway Waste Management Ltd.	625,924	652,117
Coca-Cola Amatil Ltd.	167,137	1,099,495
Cochlear Ltd.	17,813	2,031,472
Commonwealth Bank of Australia	487,620	32,595,383
Computershare Ltd.	140,979	1,583,587

Security	Shares	Value
Crown Resorts Ltd.	112,164	$1,139,027
CSL Ltd.	132,905	13,369,198
CSR Ltd.	210,409	658,482
Dexus	289,145	2,165,270
Domino’s Pizza Enterprises Ltd.	21,503	915,169
Downer EDI Ltd.	197,772	1,004,189
DuluxGroup Ltd.	169,438	891,435
Evolution Mining Ltd.	397,656	704,781
Fairfax Media Ltd.	686,382	542,494
FlexiGroup Ltd./Australia	272,635	420,080
Flight Centre Travel Group Ltd.[a]	18,776	652,057
Fortescue Metals Group Ltd.	471,038	2,158,546
G8 Education Ltd.	182,042	550,813
Galaxy Resources Ltd.[a,b]	170,633	250,654
Goodman Group	523,541	3,327,034
GPT Group (The)	505,260	1,932,164
GrainCorp Ltd. Class A	85,182	593,684
GUD Holdings Ltd.	59,560	568,219
GWA Group Ltd.	145,689	376,847
Harvey Norman Holdings Ltd.	189,500	661,126
Healthscope Ltd.	521,513	866,008
Iluka Resources Ltd.	135,078	972,713
Incitec Pivot Ltd.	497,657	1,271,375
Independence Group NL	181,863	437,023
Insurance Australia Group Ltd.	693,839	3,694,690
Investa Office Fund	199,090	721,604
Invocare Ltd.	64,038	710,634
IOOF Holdings Ltd.	92,886	745,263
Iress Ltd.	60,550	624,071
James Hardie Industries PLC	128,492	1,965,464
JB Hi-Fi Ltd.	40,082	832,306
LendLease Group	162,257	2,182,714
Link Administration Holdings Ltd.	170,225	1,047,783
Macquarie Atlas Roads Group	188,361	836,102
Macquarie Group Ltd.	92,034	6,306,391
Magellan Financial Group Ltd.	42,954	905,661
Mayne Pharma Group Ltd.[a,b]	587,080	449,948
McMillan Shakespeare Ltd.	38,878	445,399
Medibank Pvt Ltd.	828,208	1,798,464
Metcash Ltd.	344,252	720,064
Mineral Resources Ltd.	57,390	562,179
Mirvac Group	1,063,752	1,842,865
Monadelphous Group Ltd.	38,293	465,600
Myer Holdings Ltd.	534,165	324,103
National Australia Bank Ltd.	762,715	18,236,966

SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Navitas Ltd.	145,487	$577,263
Newcrest Mining Ltd.	233,319	3,762,660
Northern Star Resources Ltd.	173,107	608,080
Nufarm Ltd./Australia	79,745	538,601
Oil Search Ltd.	396,353	2,101,085
Orica Ltd.	110,632	1,756,746
Origin Energy Ltd.[b]	513,351	2,836,051
Orora Ltd.	435,183	958,903
OZ Minerals Ltd.	101,099	673,142
Perpetual Ltd.	19,722	794,811
Platinum Asset Management Ltd.[a]	132,738	579,664
Premier Investments Ltd.	45,245	493,057
Primary Health Care Ltd.	148,525	401,969
Qantas Airways Ltd.	188,669	801,319
QBE Insurance Group Ltd.	404,686	3,828,512
Qube Holdings Ltd.	342,387	727,097
Ramsay Health Care Ltd.	42,359	2,386,826
REA Group Ltd.	16,748	922,851
Regis Resources Ltd.	198,171	605,944
Rio Tinto Ltd.	124,059	6,516,009
Sandfire Resources NL	110,596	511,224
Santos Ltd.[b]	542,292	1,467,663
Scentre Group	1,546,141	5,097,915
Seek Ltd.	103,495	1,412,892
Seven West Media Ltd.	500,953	323,948
Shopping Centres Australasia Property Group	464,820	805,263
Sigma Healthcare Ltd.	635,546	487,093
Sims Metal Management Ltd.	60,339	748,588
Sirtex Medical Ltd.	38,106	489,489
Sonic Healthcare Ltd.	111,311	1,980,805
South32 Ltd.	1,582,540	3,676,556
Southern Cross Media Group Ltd.	505,267	534,479
Spark Infrastructure Group	538,032	1,073,845
St. Barbara Ltd.[b]	206,040	445,774
Star Entertainment Grp Ltd. (The)	240,510	967,737
Stockland	689,949	2,313,448
Suncorp Group Ltd.	359,677	4,103,348
Super Retail Group Ltd.	67,090	449,379
Sydney Airport	314,237	1,688,363
Tabcorp Holdings Ltd.	257,868	860,532
Tatts Group Ltd.	397,071	1,268,007
Telstra Corp. Ltd.	1,156,593	3,785,802

Security	Shares	Value
TPG Telecom Ltd.[a]	134,327	$601,616
Transurban Group	610,085	5,557,372
Treasury Wine Estates Ltd.	217,983	2,119,646
Vicinity Centres	928,915	2,039,399
Virtus Health Ltd.	140,701	630,164
Vocus Group Ltd.	203,199	566,162
Wesfarmers Ltd.	319,750	10,397,249
Western Areas Ltd.[a,b]	188,692	357,022
Westfield Corp.	544,418	3,338,007
Westpac Banking Corp.	951,479	24,170,903
Whitehaven Coal Ltd.[b]	181,340	429,975
Woodside Petroleum Ltd.	215,930	5,028,551
Woolworths Ltd.	369,222	7,870,319
WorleyParsons Ltd.[b]	63,779	599,814

		334,983,404
AUSTRIA — 0.25%
Andritz AG	20,647	1,260,228
BUWOG AG	34,682	1,015,506
CA Immobilien Anlagen AG	23,768	610,890
Erste Group Bank AG	85,765	3,550,723
IMMOFINANZ AGa	185,123	448,743
Lenzing AG	5,174	921,122
Oesterreichische Post AG	12,357	566,949
OMV AG	45,030	2,538,783
Raiffeisen Bank International AGb	43,440	1,276,297
RHI AG	14,585	548,888
S IMMO AG	35,880	534,281
Schoeller-Bleckmann Oilfield Equipment AGa,b	5,074	382,864
Semperit AG Holding[a]	12,965	394,678
Telekom Austria AG	59,042	531,337
UNIQA Insurance Group AG	42,248	435,692
Voestalpine AG	32,199	1,627,079
Wienerberger AG	36,433	835,036

		17,479,096
BELGIUM — 0.91%
Ablynx NVa,b	40,636	613,246
Ackermans & van Haaren NV	7,047	1,269,526
Ageas	51,607	2,316,053
AGFA-Gevaert NVb	98,801	459,073
Anheuser-Busch InBev SA/NV	217,273	26,077,596
Barco NV	8,431	841,036
Befimmo SA	14,942	923,640
Bekaert SA	12,273	591,094

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
bpost SA	26,434	$721,330
Cie. d’Entreprises CFE	2,951	433,860
Cofinimmo SA	6,726	850,885
Colruyt SA	17,132	957,012
D’ieteren SA/NV	8,395	396,403
Elia System Operator SA/NV	11,509	672,214
Euronav NV	56,945	453,317
EVS Broadcast Equipment SA	18,121	733,342
Galapagos NVa,b	13,538	1,074,196
Gimv NV	16,866	1,063,451
Groupe Bruxelles Lambert SA	15,546	1,588,552
Ion Beam Applications[a]	13,740	485,012
KBC Group NV	71,142	5,871,352
Kinepolis Group NV	13,471	770,292
Nyrstar NVa,b	52,777	341,362
Ontex Group NV	28,538	975,407
Orange Belgium SA	28,149	691,963
Proximus SADP	35,274	1,234,958
Solvay SA	19,269	2,755,713
Telenet Group Holding NVa,b	14,927	1,038,162
Tessenderlo Group SAa,b	11,188	489,242
UCB SA	36,109	2,620,765
Umicore SA	27,568	2,206,283
Warehouses De Pauw CVA	8,953	990,009

		62,506,346
BRAZIL — 0.98%
Aliansce Shopping Centers SAb	82,200	441,907
Ambev SA	1,340,500	8,214,584
B3 SA – Brasil Bolsa Balcao	608,339	3,988,757
Banco Bradesco SA	261,583	2,523,753
Banco do Brasil SA	255,400	2,345,594
Banco Santander Brasil SA Units	134,200	1,095,501
BB Seguridade Participacoes SA	213,200	1,872,749
BR Malls Participacoes SA	255,608	1,079,688
BRF SAb	135,700	1,603,214
CCR SA	352,000	1,923,891
Centrais Eletricas Brasileiras SAb	73,800	318,816
Cia. de Saneamento Basico do Estado de Sao Paulo	110,600	1,187,402
Cia. Hering	73,500	505,445
Cia. Siderurgica Nacional SAb	182,700	445,496
Cielo SA	363,872	3,039,059

Security	Shares	Value
Cosan SA Industria e Comercio	65,500	$756,656
CPFL Energia SA	76,870	660,713
Cyrela Brazil Realty SA Empreendimentos e Participacoes	101,000	395,597
Duratex SA	145,919	369,817
EDP – Energias do Brasil SA	131,300	603,770
Embraer SA	207,200	1,045,614
Engie Brasil Energia SA	53,000	593,600
Equatorial Energia SA	70,328	1,276,031
Estacio Participacoes SA	99,700	650,842
Even Construtora e Incorporadora SAb	294,800	432,059
Fibria Celulose SA	80,100	847,907
Fleury SA	59,200	568,888
Hypermarcas SA	98,300	880,453
Iochpe Maxion SA	55,545	300,032
JBS SA	253,700	625,117
JSL SAb	114,500	283,960
Klabin SA Units	184,900	946,688
Kroton Educacional SA	413,008	1,993,011
Light SAb	43,200	311,731
Localiza Rent A Car SA	56,766	942,774
Lojas Renner SA	205,440	1,926,205
M. Dias Branco SA	39,500	641,606
MRV Engenharia e Participacoes SA	112,500	515,880
Multiplan Empreendimentos Imobiliarios SA	27,794	639,307
Multiplus SA	25,800	328,506
Natura Cosmeticos SA	58,800	471,341
Odontoprev SA	109,900	457,536
Petroleo Brasileiro SAb	853,100	3,767,290
Porto Seguro SA	49,800	501,984
Qualicorp SA	80,500	844,928
Raia Drogasil SA	73,800	1,629,504
Rumo SAb	248,900	823,560
Sao Martinho SA	74,800	420,316
Sul America SA	84,952	477,090
TIM Participacoes SA	243,100	827,707
TOTVS SA	51,600	495,360
Ultrapar Participacoes SA	106,900	2,531,392
Vale SA	377,300	3,779,037
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	75,990	410,224

SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
WEG SA	166,960	$1,011,911

		67,571,800
CANADA — 6.60%
Advantage Oil & Gas Ltd.[a,b]	81,841	560,855
Aecon Group Inc.	31,964	384,933
AGF Management Ltd. Class B	113,353	678,912
Agnico Eagle Mines Ltd.	69,835	3,250,646
Agrium Inc.	39,591	3,949,761
Alacer Gold Corp.[b]	181,020	301,085
Alamos Gold Inc. Class Aa	95,060	671,208
Alaris Royalty Corp.	26,994	486,542
Algonquin Power & Utilities Corp.	108,848	1,160,245
Alimentation Couche-Tard Inc. Class B	121,990	5,767,101
Allied Properties REIT	20,219	616,812
AltaGas Ltd.	43,834	1,017,203
Amaya Inc.[a,b]	39,480	698,015
ARC Resources Ltd.	100,945	1,387,585
Atco Ltd./Canada Class I	28,478	1,056,866
ATS Automation Tooling Systems Inc.[b]	38,981	417,693
AutoCanada Inc.	20,327	326,389
Avigilon Corp.[b]	29,407	333,446
B2Gold Corp.[b]	292,277	731,540
Badger Daylighting Ltd.[a]	18,705	396,072
Bank of Montreal	181,568	13,729,215
Bank of Nova Scotia (The)	343,552	21,337,559
Barrick Gold Corp.	341,631	5,758,731
BCE Inc.	40,394	1,890,254
Birchcliff Energy Ltd.[a]	71,045	346,547
Bird Construction Inc.	68,330	462,800
BlackBerry Ltd.[b]	137,620	1,286,456
Boardwalk REIT[a]	9,178	350,886
Bombardier Inc. Class Bb	561,314	1,126,623
Bonterra Energy Corp.	28,924	388,568
Brookfield Asset Management Inc. Class A	257,366	9,979,351
CAE Inc.	79,540	1,343,953
Cameco Corp.	116,828	1,192,990
Canadian Apartment Properties REIT	22,943	594,604
Canadian Imperial Bank of Commerce	120,997	10,470,829
Canadian National Railway Co.	217,656	17,147,230

Security	Shares	Value
Canadian Natural Resources Ltd.	325,983	$9,939,412
Canadian Pacific Railway Ltd.	42,121	6,574,386
Canadian REIT	16,176	583,503
Canadian Tire Corp. Ltd. Class A	18,786	2,137,808
Canadian Utilities Ltd. Class A	39,998	1,265,620
Canadian Western Bank[a]	29,683	664,607
Canfor Corp.[b]	25,426	425,342
Canopy Growth Corp.[a,b]	52,129	376,414
Capital Power Corp.	33,028	649,969
CCL Industries Inc. Class B	41,622	1,989,322
Celestica Inc.[b]	41,242	488,750
Cenovus Energy Inc.	285,221	2,387,960
Centerra Gold Inc.	66,670	354,528
CES Energy Solutions Corp.	79,745	406,202
CGI Group Inc. Class Ab	61,027	3,212,512
CI Financial Corp.	75,222	1,633,705
Cineplex Inc.	23,226	913,216
Cogeco Communications Inc.	6,741	469,506
Colliers International Group Inc.[a]	12,487	670,507
Constellation Software Inc./Canada	6,084	3,267,617
Corus Entertainment Inc. Class B	35,823	396,458
Cott Corp.	47,716	738,319
Crescent Point Energy Corp.	140,821	1,103,551
Crew Energy Inc.[b]	131,042	425,437
Descartes Systems Group Inc. (The)[b]	32,770	819,676
Detour Gold Corp.[b]	60,952	764,246
Dollarama Inc.	31,714	3,090,628
Dominion Diamond Corp.	26,682	374,237
Dorel Industries Inc. Class B	15,932	419,655
Dream Unlimited Corp. Class Ab	84,776	499,619
ECN Capital Corp.	134,875	427,096
Eldorado Gold Corp.	223,630	472,099
Element Fleet Management Corp.	106,736	805,716
Empire Co. Ltd. Class A	51,326	831,526
Enbridge Inc.	471,461	19,483,511
Enbridge Income Fund Holdings Inc.	35,488	909,228
Encana Corp.	285,344	2,863,594
EnerCare Inc.	50,301	842,272

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Enerflex Ltd.	35,036	$483,004
Enerplus Corp.	78,056	702,195
Extendicare Inc.	69,803	529,711
Fairfax Financial Holdings Ltd.	8,404	3,995,252
Finning International Inc.	50,363	1,010,442
First Capital Realty Inc.	46,889	764,892
First Majestic Silver Corp.[a,b]	59,444	487,702
First Quantum Minerals Ltd.	197,271	2,173,759
FirstService Corp.	12,800	822,422
Fortis Inc./Canada	116,782	4,245,260
Fortuna Silver Mines Inc.[b]	83,177	414,372
Franco-Nevada Corp.	51,983	3,754,847
Freehold Royalties Ltd.	38,448	437,192
Genworth MI Canada Inc.[a]	14,024	407,863
George Weston Ltd.	14,695	1,279,548
Gibson Energy Inc.	47,257	613,315
Gildan Activewear Inc.	65,911	1,980,150
Goldcorp Inc.	244,700	3,203,182
Great-West Lifeco Inc.	86,840	2,470,727
H&R REIT	39,868	672,676
Home Capital Group Inc.[a]	55,558	613,091
HudBay Minerals Inc.	71,515	553,569
Hudson’s Bay Co.[a]	27,282	232,777
Husky Energy Inc.[b]	97,943	1,130,157
Hydro One Ltd.[c]	85,887	1,535,671
IAMGOLD Corp.[b]	140,425	755,716
IGM Financial Inc.	23,825	799,406
Imperial Oil Ltd.	85,753	2,453,514
Industrial Alliance Insurance & Financial Services Inc.	33,878	1,566,913
Innergex Renewable Energy Inc.	60,891	712,355
Intact Financial Corp.	39,414	3,052,454
Inter Pipeline Ltd.	101,112	1,990,626
Interfor Corp.[b]	27,860	432,420
Ivanhoe Mines Ltd. Class Aa,b	195,864	770,582
Jean Coutu Group PJC Inc. (The) Class A	24,278	403,420
Keyera Corp.	53,607	1,670,088
Killam Apartment REIT	87,182	854,705
Kinaxis Inc.[b]	8,601	551,529
Kinross Gold Corp.[b]	360,518	1,481,798
Kirkland Lake Gold Ltd.	62,803	648,846
Labrador Iron Ore Royalty Corp.	30,386	418,413
Laurentian Bank of Canada	16,004	693,244
Linamar Corp.	14,920	815,228

Security	Shares	Value
Loblaw Companies Ltd.	62,011	$3,366,956
Lucara Diamond Corp.	118,372	253,678
Lundin Mining Corp.	199,757	1,432,826
MacDonald Dettwiler & Associates Ltd.[a]	14,311	809,189
Magna International Inc. Class A	102,864	4,890,883
Major Drilling Group International Inc.[b]	52,246	344,254
Manulife Financial Corp.	573,640	11,779,677
Maple Leaf Foods Inc.	30,272	834,171
Martinrea International Inc.	58,885	474,169
Medical Facilities Corp.	62,197	648,554
Methanex Corp.	26,938	1,190,782
Metro Inc.	67,999	2,296,268
Morguard REIT	42,914	487,289
Morneau Shepell Inc.	53,591	885,791
Mullen Group Ltd.	36,649	467,729
National Bank of Canada	96,332	4,325,330
New Flyer Industries Inc.	18,656	758,294
New Gold Inc.[a,b]	166,454	555,046
Norbord Inc.	14,906	527,440
North West Co. Inc. (The)	28,657	699,840
Northland Power Inc.	48,840	906,853
Northview Apartment Real Estate Investment Trust	29,948	500,271
NOVAGOLD Resources Inc.[a,b]	91,801	408,151
NuVista Energy Ltd.[b]	73,338	374,739
OceanaGold Corp.[a]	190,392	519,161
Onex Corp.	24,631	1,967,841
Open Text Corp.	75,716	2,524,775
Osisko Gold Royalties Ltd.[a]	41,120	526,433
Painted Pony Energy Ltd.[b]	82,612	300,575
Pan American Silver Corp.	53,494	898,304
Parex Resources Inc.[b]	57,343	703,404
Parkland Fuel Corp.	44,105	943,432
Pason Systems Inc.	29,026	422,433
Pembina Pipeline Corp.	117,096	3,978,577
Pengrowth Energy Corp.[a,b]	218,024	163,882
Peyto Exploration & Development Corp.	52,190	924,817
Poseidon Concepts Corp.[b]	293	—
Potash Corp. of Saskatchewan Inc.	235,187	4,193,891
Power Corp. of Canada	93,493	2,266,769
Power Financial Corp.	69,979	1,890,281

SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
PrairieSky Royalty Ltd.	62,880	$1,556,727
Precision Drilling Corp.[b]	82,327	238,314
Premier Gold Mines Ltd.[a,b]	232,607	630,553
Premium Brands Holdings Corp.[a]	10,580	761,679
Pretium Resources Inc.[a,b]	58,874	564,000
ProMetic Life Sciences Inc.[a,b]	244,275	306,674
Quebecor Inc. Class Ba	27,724	957,942
Raging River Exploration Inc.[b]	94,542	604,047
Restaurant Brands International Inc.	64,979	3,859,614
RioCan REIT	38,676	745,036
Ritchie Bros Auctioneers Inc.	33,738	949,644
Rogers Communications Inc. Class B	104,331	5,408,643
Royal Bank of Canada	416,876	31,005,267
Russel Metals Inc.	25,970	517,926
Saputo Inc.	64,804	2,189,930
Secure Energy Services Inc.	47,768	359,821
SEMAFO Inc.[b]	190,344	458,147
Seven Generations Energy Ltd. Class Ab	73,233	1,269,009
Shaw Communications Inc. Class B	110,926	2,462,361
ShawCor Ltd.	30,145	673,505
Shopify Inc. Class Aa,b	23,959	2,201,151
Sierra Wireless Inc.[a,b]	12,885	378,240
Silver Standard Resources Inc.[b]	53,961	522,976
Smart REIT	24,296	609,270
SNC-Lavalin Group Inc.	44,588	1,957,800
Stantec Inc.[a]	36,723	931,473
Stella-Jones Inc.[a]	17,906	624,716
Sun Life Financial Inc.	178,202	6,808,597
Suncor Energy Inc.	480,362	15,622,184
Superior Plus Corp.	61,111	534,120
Surge Energy Inc.	239,746	416,016
Tahoe Resources Inc.	92,219	502,926
Teck Resources Ltd. Class B	167,097	3,615,725
TELUS Corp.	6,490	233,693
TFI International Inc.[a]	34,431	806,983
Thomson Reuters Corp.	84,487	3,857,669
TMX Group Ltd.	14,473	764,996
TORC Oil & Gas Ltd.	59,339	266,196
Torex Gold Resources Inc.[b]	28,001	508,946
Toromont Industries Ltd.[a]	27,379	1,013,453
Toronto-Dominion Bank (The)	524,014	26,930,854

Security	Shares	Value
Total Energy Services Inc.	67,238	$650,578
Tourmaline Oil Corp.[b]	66,983	1,481,012
TransAlta Corp.[a]	86,123	559,898
TransCanada Corp.	249,964	12,732,563
Transcontinental Inc. Class A	25,583	520,027
Turquoise Hill Resources Ltd.[b]	268,279	879,568
Valeant Pharmaceuticals International Inc.[a,b]	96,764	1,589,327
Valener Inc.	64,166	1,106,248
Veresen Inc.	94,730	1,379,420
Vermilion Energy Inc.	33,318	1,093,948
Wajax Corp.	20,675	387,692
West Fraser Timber Co. Ltd.	20,573	1,089,889
Westshore Terminals Investment Corp.	27,945	527,370
Wheaton Precious Metals Corp.	129,949	2,626,933
Whitecap Resources Inc.	103,283	760,654
WSP Global Inc.	25,265	1,022,479
Yamana Gold Inc.	264,031	686,179

		455,025,655
CHILE — 0.27%
AES Gener SA	1,098,353	405,940
Aguas Andinas SA Series A	806,471	506,946
Banco de Chile	8,237,465	1,179,004
Banco de Credito e Inversiones	12,223	742,447
Banco Santander Chile	20,020,344	1,414,738
Cencosud SA	419,663	1,192,859
Cia. Cervecerias Unidas SA	34,064	453,170
Colbun SA	2,903,069	674,871
Empresa Nacional de Telecomunicaciones SA	38,146	427,375
Empresas CMPC SA	316,435	794,708
Empresas COPEC SA	134,216	1,631,742
Enel Americas SA	9,304,065	1,876,103
Enel Chile SA	6,340,857	688,233
Enel Generacion Chile SA	1,107,621	860,426
Engie Energia Chile SA	218,686	474,519
Inversiones Aguas Metropolitanas SA	232,087	401,902
Itau CorpBanca	34,450,340	326,619
LATAM Airlines Group SA	90,949	1,068,284
Parque Arauco SA	245,901	647,818
SACI Falabella	195,051	1,815,972
SONDA SA	257,782	486,622
Vina Concha y Toro SA	221,980	357,057

		18,427,355

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
CHINA — 6.52%
21Vianet Group Inc. ADR[b]	63,810	$284,593
3SBio Inc.[b,c]	411,000	515,714
58.com Inc. ADR[a,b]	28,301	1,444,766
AAC Technologies Holdings Inc.	223,500	3,007,605
Agile Group Holdings Ltd.	654,250	779,054
Agricultural Bank of China Ltd. Class H	7,358,000	3,438,692
Air China Ltd. Class H	636,000	574,913
Ajisen (China) Holdings Ltd.	1,105,000	478,211
Alibaba Group Holding Ltd. ADR[a,b]	328,486	50,898,906
Alibaba Health Information Technology Ltd.[a,b]	1,246,000	593,474
Alibaba Pictures Group Ltd.[b]	4,870,000	823,083
Aluminum Corp. of China Ltd. Class Hb	1,322,000	829,408
Anhui Conch Cement Co. Ltd. Class H	378,500	1,400,568
ANTA Sports Products Ltd.	326,000	1,118,647
Anxin-China Holdings Ltd.[b,d]	1,004,000	24,425
Autohome Inc. ADR[b]	18,099	881,059
AVIC International Holding HK Ltd.[b]	11,862,000	584,735
AviChina Industry & Technology Co. Ltd. Class H	806,000	494,323
Baidu Inc. ADR[b]	79,448	17,983,055
Bank of China Ltd. Class H	22,618,000	11,149,504
Bank of Communications Co. Ltd. Class H	2,406,000	1,783,671
Beijing Capital International Airport Co. Ltd. Class H	538,000	847,282
Beijing Enterprises Holdings Ltd.	158,500	842,205
Beijing Enterprises Water Group Ltd.	1,614,000	1,341,186
BEP International Holdings Ltd.	6,750,000	178,038
Bosideng International Holdings Ltd.	5,432,000	479,899
Brilliance China Automotive Holdings Ltd.	928,000	2,350,254
Byd Co. Ltd. Class Ha	195,500	1,219,035
BYD Electronic International Co. Ltd.	306,500	774,673
CGN Power Co. Ltd. Class Hc	3,473,000	951,610

Security	Shares	Value
China Agri-Industries Holdings Ltd.	972,100	$435,632
China BlueChemical Ltd. Class H	976,000	274,924
China Cinda Asset Management Co. Ltd. Class H	2,665,000	1,108,974
China CITIC Bank Corp. Ltd. Class H	2,276,000	1,477,477
China Coal Energy Co. Ltd. Class H	697,000	344,477
China Communications Construction Co. Ltd. Class H	1,321,000	1,762,427
China Communications Services Corp. Ltd. Class H	990,000	538,722
China Conch Venture Holdings Ltd.	571,000	1,061,557
China Construction Bank Corp. Class H	24,291,000	20,216,193
China Everbright Bank Co. Ltd. Class H	677,000	328,525
China Everbright International Ltd.	790,000	1,031,734
China Everbright Ltd.	334,000	761,215
China Evergrande Group[a,b]	1,225,000	3,411,426
China Galaxy Securities Co. Ltd. Class H	893,000	787,792
China Gas Holdings Ltd.	576,000	1,393,878
China Huarong Asset Management Co. Ltd. Class Hc	2,042,000	836,655
China Huishan Dairy Holdings Co. Ltd.[a,d]	1,276,000	2
China Innovationpay Group Ltd.[a,b]	5,240,000	301,915
China Jinmao Holdings Group Ltd.	1,458,000	677,649
China Life Insurance Co. Ltd. Class H	2,187,000	6,930,501
China Longyuan Power Group Corp. Ltd.	1,075,000	787,309
China Lumena New Materials Corp.[a,b,d]	152,000	1,557
China Medical System Holdings Ltd.	502,000	857,433
China Mengniu Dairy Co. Ltd.	817,000	1,592,126

SCHEDULES OF INVESTMENTS	99

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
China Merchants Bank Co. Ltd. Class H	1,103,177	$3,630,103
China Merchants Port Holdings Co. Ltd.	380,000	1,194,471
China Metal Recycling Holdings Ltd.[b,d]	3,000	—
China Minsheng Banking Corp. Ltd. Class H	1,557,500	1,567,441
China Mobile Ltd.	1,771,500	18,996,194
China National Building Material Co. Ltd. Class H	940,000	574,099
China Oil and Gas Group Ltd.	6,872,000	475,136
China Oilfield Services Ltd. Class H	520,000	443,423
China Overseas Land & Investment Ltd.	1,152,000	3,908,760
China Pacific Insurance Group Co. Ltd. Class H	747,000	3,299,745
China Petroleum & Chemical Corp. Class H	7,426,200	5,638,479
China Power International Development Ltd.	1,262,000	433,047
China Railway Construction Corp. Ltd. Class H	599,000	791,493
China Railway Group Ltd. Class H	1,177,000	937,362
China Resources Beer Holdings Co. Ltd.	524,000	1,324,400
China Resources Gas Group Ltd.	294,000	1,114,242
China Resources Land Ltd.	850,666	2,733,842
China Resources Power Holdings Co. Ltd.	590,000	1,125,587
China Shenhua Energy Co. Ltd. Class H	995,000	2,479,171
China Shineway Pharmaceutical Group Ltd.	562,000	562,709
China Southern Airlines Co. Ltd. Class H	690,000	526,546
China State Construction International Holdings Ltd.	570,000	921,032
China Taiping Insurance Holdings Co. Ltd.	507,168	1,526,020
China Telecom Corp. Ltd. Class H	3,822,000	1,820,431

Security	Shares	Value
China Traditional Chinese Medicine Holdings Co. Ltd.	832,000	$442,091
China Travel International Investment Hong Kong Ltd.	1,788,000	531,124
China Unicom Hong Kong Ltd.[b]	1,770,000	2,569,963
China Vanke Co. Ltd. Class H	375,900	1,109,389
China ZhengTong Auto Services Holdings Ltd.	599,000	592,086
Chongqing Changan Automobile Co. Ltd. Class B	241,598	320,475
Chongqing Rural Commercial Bank Co. Ltd. Class H	861,000	634,989
CITIC Ltd.	1,581,000	2,404,855
CITIC Resources Holdings Ltd.[a]	1,960,000	220,841
CITIC Securities Co. Ltd. Class H	612,000	1,242,783
CNOOC Ltd.	5,127,000	5,737,403
Coolpad Group Ltd.[b,d]	2,392,000	199,074
COSCO SHIPPING Ports Ltd.	554,000	678,123
Country Garden Holdings Co. Ltd.[a]	1,709,866	2,390,701
Credit China FinTech Holdings Ltd.[b]	5,192,000	717,958
CRRC Corp. Ltd. Class H	1,084,000	968,780
CSPC Pharmaceutical Group Ltd.	1,292,000	2,014,886
Ctrip.com International Ltd. ADR[a,b]	108,145	6,459,501
Dah Chong Hong Holdings Ltd.	766,000	394,272
Digital China Holdings Ltd.[a,b]	566,000	371,770
Dongfeng Motor Group Co. Ltd. Class H	806,000	987,615
ENN Energy Holdings Ltd.	242,000	1,643,771
Fang Holdings Ltd. ADR[a,b]	121,250	388,000
Far East Horizon Ltd.	809,000	689,864
FDG Electric Vehicles Ltd.[a,b]	11,535,000	465,231
Fosun International Ltd.	749,500	1,136,224
Fullshare Holdings Ltd.[a]	2,055,000	820,932
GCL-Poly Energy Holdings Ltd.[a,b]	5,401,000	573,975
Geely Automobile Holdings Ltd.	1,510,000	3,491,687
GF Securities Co. Ltd. Class H	355,200	716,753
Golden Eagle Retail Group Ltd.	388,000	501,757
GOME Electrical Appliances Holding Ltd.[a]	4,666,000	561,582

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Great Wall Motor Co. Ltd. Class H	936,500	$1,201,479
Guangdong Investment Ltd.	928,000	1,307,017
Guangzhou Automobile Group Co. Ltd. Class H	668,000	1,435,189
Guangzhou R&F Properties Co. Ltd. Class H	344,000	614,872
Haier Electronics Group Co. Ltd.	386,000	995,871
Haitian International Holdings Ltd.	248,000	711,280
Haitong Securities Co. Ltd. Class H	870,800	1,389,239
Hanergy Thin Film Power Group Ltd.[b,d]	4,386	—
Harbin Electric Co. Ltd. Class H	756,000	418,164
Health and Happiness H&H International Holdings Ltd.[a,b]	88,000	284,502
Hengan International Group Co. Ltd.	211,000	1,610,161
Hopewell Highway Infrastructure Ltd.	1,076,775	661,770
Hopson Development Holdings Ltd.	364,000	349,545
Huaneng Power International Inc. Class H	1,230,000	867,755
Huaneng Renewables Corp. Ltd. Class H	1,866,000	568,629
Huatai Securities Co. Ltd. Class Hc	459,000	922,684
Hybrid Kinetic Group Ltd.[b,d]	11,042,000	254,484
IGG Inc.[a]	351,000	591,430
iKang Healthcare Group Inc. ADR[b]	33,779	396,228
Industrial & Commercial Bank of China Ltd. Class H	21,109,000	14,784,125
Inner Mongolia Yitai Coal Co. Ltd. Class B	386,600	456,188
JD.com Inc. ADR[a,b]	192,064	8,675,531
Jiangsu Expressway Co. Ltd. Class H	460,000	667,900
Jiangxi Copper Co. Ltd. Class H	395,000	721,203
Ju Teng International Holdings Ltd.	1,130,000	455,753
K Wah International Holdings Ltd.	737,000	443,513

Security	Shares	Value
Kingboard Chemical Holdings Ltd.	241,000	$1,086,176
Kingboard Laminates Holdings Ltd.	397,000	554,061
Kingdee International Software Group Co. Ltd.[a,b]	1,270,000	528,479
Kingsoft Corp. Ltd.	275,000	725,338
Kunlun Energy Co. Ltd.	1,012,000	1,009,389
KWG Property Holding Ltd.	635,000	471,566
Lee & Man Paper Manufacturing Ltd.	607,000	647,402
Lenovo Group Ltd.[a]	2,118,000	1,312,538
Leyou Technologies Holdings Ltd.[b]	1,425,000	350,313
Li Ning Co. Ltd.[b]	779,500	614,805
Longfor Properties Co. Ltd.	497,500	1,249,778
Lonking Holdings Ltd.	1,626,000	530,886
Luye Pharma Group Ltd.	726,500	412,079
MMG Ltd.[b]	874,000	389,432
Momo Inc. ADR[b]	27,239	1,196,609
NetEase Inc. ADR	23,899	7,439,281
New China Life Insurance Co. Ltd. Class Ha	247,700	1,600,029
New Oriental Education & Technology Group Inc. ADR[b]	40,840	3,253,314
Nexteer Automotive Group Ltd.	340,000	586,826
Nine Dragons Paper (Holdings) Ltd.	563,000	839,077
Parkson Retail Group Ltd.	3,493,000	563,521
PAX Global Technology Ltd.[a]	657,000	435,748
People’s Insurance Co. Group of China Ltd. (The) Class H	1,833,000	854,288
PetroChina Co. Ltd. Class H	6,106,000	3,932,470
Phoenix Satellite Television Holdings Ltd.	2,450,000	363,885
PICC Property & Casualty Co. Ltd. Class H	1,309,680	2,441,559
Ping An Insurance Group Co. of China Ltd. Class H	1,528,500	11,341,213
Poly Property Group Co. Ltd.[b]	944,000	495,560
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	1,651,000	314,973
Semiconductor Manufacturing International Corp.[b]	947,800	1,043,652

SCHEDULES OF INVESTMENTS	101

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	772,000	$622,728
Shanghai Electric Group Co. Ltd. Class Hb	908,000	422,020
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	168,500	617,030
Shanghai Industrial Holdings Ltd.	189,000	546,904
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	271,080	433,728
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	274,000	726,209
Shenzhen International Holdings Ltd.	366,000	627,015
Shenzhen Investment Ltd.	1,338,000	615,023
Shenzhou International Group Holdings Ltd.[a]	179,000	1,197,512
Shimao Property Holdings Ltd.	391,000	779,982
Shougang Fushan Resources Group Ltd.	1,412,000	327,231
Shui On Land Ltd.	2,036,000	508,339
Sihuan Pharmaceutical Holdings Group Ltd.	1,470,000	619,233
SINA Corp./China[b]	18,035	1,709,898
Sino Biopharmaceutical Ltd.	1,391,000	1,228,901
Sino-Ocean Group Holding Ltd.	1,099,000	614,922
Sinofert Holdings Ltd.[a,b]	2,642,000	365,340
Sinopec Engineering Group Co. Ltd. Class H	495,500	444,736
Sinopec Kantons Holdings Ltd.	650,000	392,822
Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,185,000	673,662
Sinopharm Group Co. Ltd. Class H	363,600	1,524,670
Sinotrans Ltd. Class H	922,000	468,664
Skyworth Digital Holdings Ltd.	804,000	431,331
SOHO China Ltd.	1,008,000	549,808
Sohu.com Inc.[b]	13,309	756,350
Sun Art Retail Group Ltd.	860,500	701,828
Sunac China Holdings Ltd.[a]	630,000	1,677,817
Sunny Optical Technology Group Co. Ltd.	221,000	2,631,576

Security	Shares	Value
TAL Education Group Class A ADR	14,436	$2,263,132
Tencent Holdings Ltd.	1,647,900	66,125,729
Tianneng Power International Ltd.	452,000	358,815
Tingyi Cayman Islands Holding Corp.[a]	626,000	797,513
Tong Ren Tang Technologies Co. Ltd. Class H	295,000	427,572
Towngas China Co. Ltd.	620,000	437,405
TravelSky Technology Ltd. Class H	303,000	803,070
Tsingtao Brewery Co. Ltd. Class H	128,000	549,029
Vipshop Holdings Ltd. ADR[b]	121,864	1,498,927
Want Want China Holdings Ltd.[a]	1,590,000	1,074,909
Weibo Corp. ADR[a,b]	12,042	926,632
Weichai Power Co. Ltd. Class H	702,000	676,819
West China Cement Ltd.[b]	1,876,000	269,024
Xinyi Solar Holdings Ltd.[a]	1,799,600	566,829
Yanzhou Coal Mining Co. Ltd. Class Ha	598,000	588,800
Yuexiu Property Co. Ltd.	4,132,080	777,726
Yuexiu REIT	1,078,000	702,550
Yum China Holdings Inc.[b]	117,073	4,190,043
YY Inc. ADR[b]	11,390	814,385
Zhejiang Expressway Co. Ltd. Class H	456,000	569,259
Zhongsheng Group Holdings Ltd.	247,500	541,891
Zhuzhou CRRC Times Electric Co. Ltd. Class H	165,400	787,806
Zijin Mining Group Co. Ltd. Class H	1,684,000	610,196
ZTE Corp. Class Hb	267,040	687,247

		449,624,222
COLOMBIA — 0.07%
Almacenes Exito SA	57,048	289,530
Bancolombia SA	51,778	527,636
Cementos Argos SA	127,045	503,469
Corp. Financiera Colombiana SA	60,027	578,113
Ecopetrol SA	1,685,809	783,160
Grupo Argos SA/Colombia	67,334	481,655
Grupo de Inversiones Suramericana SA	91,304	1,277,655

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Interconexion Electrica SA ESP	137,539	$626,585

		5,067,803
CZECH REPUBLIC — 0.04%
CEZ AS	68,518	1,239,212
Komercni Banka AS	30,596	1,314,968

		2,554,180
DENMARK — 1.27%
ALK-Abello A/Sa	2,869	450,296
Ambu A/S Class Ba	10,720	695,955
AP Moller – Maersk A/S Class A	1,735	3,608,824
AP Moller – Maersk A/S Class B	1,245	2,708,045
Bang & Olufsen A/Sb	21,283	371,157
Bavarian Nordic A/Sa,b	13,396	873,932
Carlsberg A/S Class B	28,600	3,167,122
Chr Hansen Holding A/S	29,014	2,327,505
Coloplast A/S Class B	34,442	2,948,591
D/S Norden A/Sa,b	13,977	276,099
Danske Bank A/S	206,835	8,345,344
Dfds A/S	10,942	621,550
DONG Energy A/Sc	43,752	2,101,017
DSV A/S	55,471	3,566,945
FLSmidth & Co. A/S	11,868	723,446
Genmab A/Sb	17,096	3,873,104
GN Store Nord A/S	44,091	1,336,504
H Lundbeck A/S	21,980	1,315,458
ISS A/S	45,238	1,848,205
Jyske Bank A/S Registered	18,943	1,182,351
Nets A/Sb,c	41,412	993,996
NKT A/Sb	9,676	847,541
Novo Nordisk A/S Class B	524,165	22,279,080
Novozymes A/S Class B	66,116	3,041,840
Pandora A/S	32,055	3,674,231
Rockwool International A/S Class B	2,561	580,601
Royal Unibrew A/S	17,049	846,010
SimCorp A/S	15,439	961,687
Solar A/S Class B	9,461	560,972
Sydbank A/S	24,676	1,024,964
TDC A/S	224,447	1,378,853
Topdanmark A/Sb	23,937	815,527
Tryg A/S	37,317	838,318
Vestas Wind Systems A/S	64,777	6,305,530
William Demant Holding A/Sb	40,430	1,071,057

		87,561,657

Security	Shares	Value
EGYPT — 0.04%
Commercial International Bank Egypt SAE	370,534	$1,735,295
Egyptian Financial Group-Hermes Holding Co.	254,397	318,227
Global Telecom Holding SAE[b]	1,174,440	430,049

		2,483,571
FINLAND — 0.75%
Amer Sports OYJ	35,415	947,823
Cargotec OYJ Class B	13,881	844,471
Caverion Corp.[a,b]	46,268	385,669
Elisa OYJ	40,274	1,650,986
Fortum OYJ	124,732	2,032,357
Huhtamaki OYJ	30,704	1,185,189
Kemira OYJ	34,985	439,284
Kesko OYJ Class B	19,092	961,830
Kone OYJ Class B	96,777	5,021,547
Konecranes OYJ	20,189	897,843
Metsa Board OYJ	75,207	529,798
Metso OYJ	32,379	1,026,140
Neste OYJ	40,607	1,753,686
Nokia OYJ	1,681,285	10,664,430
Nokian Renkaat OYJ	34,226	1,391,353
Orion OYJ Class B	32,013	1,612,773
Outokumpu OYJ[a]	98,590	826,450
Outotec OYJ[a,b]	52,688	342,277
Ramirent OYJ	45,133	448,044
Sampo OYJ Class A	126,622	6,901,557
Stora Enso OYJ Class R	154,048	2,052,336
Tieto OYJ	23,069	728,916
UPM-Kymmene OYJ	153,507	4,164,461
Uponor OYJ	31,721	510,123
Valmet OYJ	45,153	819,825
Wartsila OYJ Abp	43,799	2,899,532
YIT OYJ	61,996	524,445

		51,563,145
FRANCE — 6.52%
ABC Arbitrage	140,322	1,012,491
Accor SA	49,476	2,290,124
Aeroports de Paris	8,690	1,465,621
Air France-KLM[b]	57,731	778,322
Air Liquide SA	109,786	13,422,696
Airbus SE	168,425	14,019,266
Alstom SA	42,939	1,533,181
Alten SA	11,291	971,117

SCHEDULES OF INVESTMENTS	103

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Altran Technologies SA	55,488	$971,820
ANF Immobilier	35,946	933,639
APERAM SA	17,512	847,855
Arkema SA	19,404	2,200,341
Assystem	15,169	579,092
Atos SE	27,937	4,230,853
AXA SA	552,045	16,245,500
BNP Paribas SA	321,662	24,866,746
Bollore SA	235,309	1,087,524
Bonduelle SCA	16,968	648,771
Bouygues SA	60,199	2,572,476
Bureau Veritas SA	73,224	1,661,443
Capgemini SE	45,392	4,923,582
Carrefour SA	155,756	3,728,737
Casino Guichard Perrachon SA	14,726	894,836
Cellectis SAa,b	16,132	392,375
Cie. de Saint-Gobain	136,874	7,566,852
Cie. Generale des Etablissements Michelin Class B	48,090	6,483,432
Cie. Plastic Omnium SA	18,251	699,333
CNP Assurances	46,438	1,116,909
Coface SAb	51,349	484,324
Credit Agricole SA	318,240	5,571,796
Danone SA	167,185	12,435,746
Dassault Aviation SA	698	1,042,133
Dassault Systemes SE	36,799	3,596,269
DBV Technologies SAa,b	7,514	671,424
Edenred	62,995	1,648,819
Eiffage SA	20,019	1,931,858
Electricite de France SA	150,624	1,522,265
Elior Group[c]	41,383	1,093,641
Elis SAa	43,241	1,041,800
Engie SA	483,665	7,758,133
Essilor International SA	59,438	7,505,294
Etablissements Maurel et Prom[a,b]	41,481	171,171
Euler Hermes Group	7,175	854,392
Eurazeo SA	11,849	963,230
Eurofins Scientific SE	3,159	1,751,987
Euronext NVc	20,366	1,186,169
Eutelsat Communications SA	51,217	1,382,210
Faurecia	20,999	1,161,885
Fnac Darty SAb	7,404	698,346
Fonciere des Regions	6,725	647,226
Gaztransport Et Technigaz SA	11,522	546,638
Gecina SA	11,109	1,671,243

Security	Shares	Value
Genfit[a,b]	11,386	$362,585
Groupe Eurotunnel SE Registered	135,279	1,493,183
Guerbet	4,283	383,724
Hermes International	9,091	4,587,430
ICADE	8,157	697,914
Iliad SA	7,855	1,941,579
Imerys SA	9,343	806,438
Ingenico Group SA	17,064	1,782,899
Ipsen SA	12,144	1,549,900
IPSOS	17,125	588,954
Jacquet Metal Service	23,065	641,770
JCDecaux SA	21,126	748,597
Kering	21,819	7,601,623
Klepierre	61,018	2,472,946
Korian SA	17,882	589,056
L’Oreal SA	69,833	14,416,534
Lagardere SCA	35,880	1,173,896
Legrand SA	73,129	5,035,197
LVMH Moet Hennessy Louis Vuitton SE	79,928	20,043,818
Maisons du Monde SAc	16,173	597,114
Marie Brizard Wine & Spirits SAa,b	39,323	681,519
Mercialys SA	35,277	711,216
Mersen SA	18,306	674,030
Metropole Television SA	33,465	807,057
Natixis SA	262,065	1,898,032
Naturex[a,b]	6,852	693,056
Neopost SA	14,594	666,229
Nexans SA	10,956	624,931
Nexity SA	15,839	846,594
Orange SA	551,102	9,239,439
Orpea	12,836	1,466,451
Pernod Ricard SA	59,173	8,179,947
Peugeot SA	141,329	3,030,112
Publicis Groupe SA	56,839	4,282,815
Rallye SA	13,652	288,918
Remy Cointreau SA	6,598	756,668
Renault SA	50,115	4,499,960
Rexel SA	88,485	1,396,375
Rubis SCA	25,890	1,640,988
Safran SA	88,842	8,372,250
Sanofi	334,885	31,870,646
Sartorius Stedim Biotech	9,832	698,066
Schneider Electric SE	157,967	12,357,235

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
SCOR SE	47,075	$1,976,684
SEB SA	6,976	1,236,585
SES SA	107,877	2,527,843
Societe BIC SA	8,712	1,017,593
Societe Generale SA	219,843	12,856,073
Sodexo SA	25,439	2,994,161
SOITEC[b]	7,516	474,526
Sopra Steria Group	5,514	949,472
SPIE SA	32,539	910,366
STMicroelectronics NV	197,371	3,357,869
Suez	111,173	2,002,796
Technicolor SA Registered	152,647	552,871
Teleperformance	17,420	2,416,318
Television Francaise 1	29,926	437,154
Thales SA	31,138	3,435,850
Total SA	659,853	33,421,466
Ubisoft Entertainment SAb	22,838	1,438,657
Unibail-Rodamco SE	27,773	6,920,525
Valeo SA	67,933	4,688,647
Vallourec SAa,b	91,565	538,912
Veolia Environnement SA	140,543	3,157,419
Vicat SA	6,190	450,287
Vinci SA	142,916	12,762,042
Virbac SAb	1,875	333,252
Vivendi SA	291,384	6,723,115
Wendel SA	7,897	1,184,304
Zodiac Aerospace	59,182	1,685,081

		449,130,492
GERMANY — 5.92%
Aareal Bank AG	16,506	686,959
adidas AG	54,945	12,502,576
Allianz SE Registered	130,085	27,606,652
Alstria office REIT AGa	60,367	882,186
AURELIUS Equity Opportunities SE & Co KGaA[a]	10,118	593,832
Aurubis AG	11,028	978,792
Axel Springer SE	13,244	839,133
BASF SE	261,038	24,802,697
Bayer AG Registered	237,728	30,032,158
Bayerische Motoren Werke AG	94,324	8,641,978
BayWa AG	12,570	463,052
Bechtle AG	14,302	1,026,057
Beiersdorf AG	27,906	3,049,940
Bertrandt AG	5,466	519,098
Bilfinger SEa	12,019	489,658

Security	Shares	Value
Brenntag AG	43,995	$2,486,913
Carl Zeiss Meditec AG Bearer	15,739	840,600
comdirect bank AG	39,896	500,713
Commerzbank AGb	303,128	3,959,860
Continental AG	30,953	6,952,032
Covestro AGc	34,399	2,661,314
CTS Eventim AG & Co. KGaA	18,752	865,331
Daimler AG Registered	269,894	18,866,385
Deutsche Bank AG Registered	595,748	10,599,023
Deutsche Boerse AG	55,819	5,818,318
Deutsche Euroshop AG	17,971	745,282
Deutsche Lufthansa AG Registered	72,380	1,550,983
Deutsche Pfandbriefbank AGc	36,620	481,185
Deutsche Post AG Registered	282,414	10,921,294
Deutsche Telekom AG Registered	920,801	16,767,477
Deutsche Wohnen AG Bearer	108,549	4,285,388
DEUTZ AG	71,689	530,625
Dialog Semiconductor PLC[b]	26,027	1,132,461
Diebold Nixdorf AG	5,600	474,845
DMG Mori AG	14,364	845,573
Drillisch AG	15,478	1,033,234
Duerr AGa	8,462	1,027,600
E.ON SE	637,669	6,287,405
ElringKlinger AGa	20,954	364,148
Evonik Industries AG	44,086	1,496,950
Evotec AGb	55,132	793,008
Fraport AG Frankfurt Airport Services Worldwide	12,611	1,258,162
Freenet AG	39,468	1,327,581
Fresenius Medical Care AG & Co. KGaA	61,125	5,750,179
Fresenius SE & Co. KGaA	118,794	10,004,357
GEA Group AG	52,570	2,128,705
Gerresheimer AG	11,230	923,767
Grand City Properties SA	41,493	856,594
GRENKE AGa	12,325	1,061,358
Hamborner REIT AG	85,540	914,120
Hamburger Hafen und Logistik AG	27,575	769,209
Hannover Rueck SE	16,608	2,089,276
HeidelbergCement AG	41,399	4,091,208
Heidelberger Druckmaschinen AGa,b	160,601	544,946

SCHEDULES OF INVESTMENTS	105

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Henkel AG & Co. KGaA	32,687	$4,100,442
HOCHTIEF AG	6,315	1,124,254
HUGO BOSS AG	18,689	1,404,249
Indus Holding AG	12,418	926,032
Infineon Technologies AG	330,624	7,166,581
Innogy SEc	44,330	1,854,627
K+S AG Registered[a]	52,413	1,359,180
KION Group AG	21,396	1,849,815
Kloeckner & Co. SE	34,490	379,718
Krones AGa	5,452	676,538
KWS Saat SE	1,360	551,022
Lanxess AG	26,698	2,052,927
LEG Immobilien AG	20,317	1,947,201
LEONI AG	11,170	658,274
Linde AG	52,977	10,106,014
MAN SE	9,026	996,272
Merck KGaA	36,915	4,041,093
METRO AG	46,278	518,392
Metro Wholesale & Food Specialist AGa,b	46,278	931,097
MorphoSys AGa,b	9,543	694,537
MTU Aero Engines AG	15,564	2,274,478
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	41,741	8,932,098
Nemetschek SE	9,418	729,299
Nordex SEa,b	26,980	367,081
NORMA Group SE	14,759	892,317
Osram Licht AG	23,974	1,992,991
PATRIZIA Immobilien AGa,b	24,638	444,002
PATRIZIA Immobilien AG New[b]	—	5
Pfeiffer Vacuum Technology AG	3,935	664,589
ProSiebenSat.1 Media SE Registered	65,140	2,599,683
QIAGEN NVa	64,104	2,125,650
Rational AG	1,155	723,155
Rheinmetall AG	13,431	1,336,487
RHOEN-KLINIKUM AG	22,549	707,700
Rocket Internet SEb,c	16,353	335,765
RTL Group SAb	11,746	911,234
RWE AGb	152,001	3,192,613
Salzgitter AGa	12,793	571,870
SAP SE	280,387	29,646,095
SGL Carbon SEa,b	30,808	387,018

Security	Shares	Value
Siemens AG Registered	218,867	$29,610,586
Siltronic AGb	7,566	820,669
Software AG	18,205	793,406
STADA Arzneimittel AGa	18,827	1,460,566
Stroeer SE & Co. KGaA[a]	10,057	646,336
Suedzucker AG	26,344	560,004
Symrise AGa	35,447	2,475,342
TAG Immobilien AG	61,249	1,001,589
Telefonica Deutschland Holding AG	198,556	1,022,304
thyssenkrupp AG	105,015	3,105,843
Uniper SE	71,272	1,461,277
United Internet AG Registered[a,e]	36,269	2,201,773
Volkswagen AG	9,841	1,542,558
Vonovia SE	136,536	5,514,234
Vossloh AGa,b	9,376	620,700
Wacker Chemie AG	5,492	679,235
Wirecard AGa	35,487	2,706,577
Zalando SEa,b,c	33,773	1,505,732
zooplus AGa,b	4,234	805,192

		407,828,495
GREECE — 0.10%
Alpha Bank AEb	419,698	1,004,493
Eurobank Ergasias SAb	568,723	620,236
FF Group[b]	10,584	252,691
Hellenic Telecommunications Organization SA	77,106	979,989
JUMBO SA	34,445	574,641
Motor Oil Hellas Corinth Refineries SA	23,648	531,133
Mytilineos Holdings SAb	43,261	428,440
National Bank of Greece SAb	1,537,089	619,782
OPAP SA	72,184	827,220
Piraeus Bank SAb	1,746,381	477,684
Titan Cement Co. SA	15,462	429,674

		6,745,983
HONG KONG — 2.34%
AIA Group Ltd.	3,523,400	27,767,107
ASM Pacific Technology Ltd.[a]	95,700	1,240,032
Bank of East Asia Ltd. (The)[a]	350,600	1,501,581
BOC Hong Kong Holdings Ltd.	1,101,500	5,422,774
Brightoil Petroleum Holdings Ltd.[a,b]	1,275,000	331,396
Cafe de Coral Holdings Ltd.	184,000	592,511
Champion REIT[a]	663,000	516,128

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Cheung Kong Property Holdings Ltd.	774,388	$6,271,332
China LNG Group Ltd.[a,b]	14,505,000	232,150
China Strategic Holdings Ltd.[a,b]	18,130,000	243,741
Chow Sang Sang Holdings International Ltd.	142,000	331,994
CK Hutchison Holdings Ltd.	754,888	9,945,772
CK Infrastructure Holdings Ltd.	189,000	1,762,917
CLP Holdings Ltd.	464,500	4,951,201
Dah Sing Banking Group Ltd.	210,400	450,964
Dah Sing Financial Holdings Ltd.[a]	70,400	498,469
Esprit Holdings Ltd.[a,b]	679,150	334,786
First Pacific Co. Ltd./Hong Kong	743,000	556,526
Freeman FinTech Corp. Ltd.[b]	3,520,000	225,348
Galaxy Entertainment Group Ltd.	695,000	4,302,510
Giordano International Ltd.	886,000	493,473
Great Eagle Holdings Ltd.	97,000	532,186
Guotai Junan International Holdings Ltd.[a]	1,110,000	342,516
Haitong International Securities Group Ltd.[a]	861,000	497,188
Hang Lung Group Ltd.	273,000	1,038,149
Hang Lung Properties Ltd.	597,000	1,487,503
Hang Seng Bank Ltd.	217,500	4,734,224
Henderson Land Development Co. Ltd.	344,142	1,991,667
HK Electric Investments & HK Electric Investments Ltd.[c]	801,000	759,961
HKT Trust & HKT Ltd.	1,152,600	1,511,190
Hong Kong & China Gas Co. Ltd.[a]	2,494,787	4,721,158
Hong Kong Exchanges & Clearing Ltd.	332,600	9,488,074
Hongkong Land Holdings Ltd.	364,700	2,742,544
Hopewell Holdings Ltd.	171,500	657,660
Hysan Development Co. Ltd.	189,000	914,733
Jardine Matheson Holdings Ltd.	64,300	4,102,983
Jardine Strategic Holdings Ltd.	69,800	2,847,840
Johnson Electric Holdings Ltd.[a]	143,750	511,674
Kerry Logistics Network Ltd.	277,500	399,365
Kerry Properties Ltd.	209,000	733,225
Landing International Development Ltd.[b]	31,710,000	365,409
Li & Fung Ltd.[a]	1,686,000	617,397

Security	Shares	Value
Link REIT	641,500	$5,215,681
Luk Fook Holdings International Ltd.	143,000	525,483
Man Wah Holdings Ltd.	560,800	484,677
Melco International Development Ltd.[a]	262,000	620,603
Melco Resorts & Entertainment Ltd. ADR	76,597	1,547,259
MGM China Holdings Ltd.	326,800	643,545
Minth Group Ltd.	242,000	1,115,472
MTR Corp. Ltd.	433,500	2,506,037
New World Development Co. Ltd.	1,698,666	2,296,744
NewOcean Energy Holdings Ltd.[b]	1,074,000	317,656
Nord Anglia Education Inc.[a,b]	17,602	579,282
NWS Holdings Ltd.[a]	481,000	921,334
Orient Overseas International Ltd.[a,b]	73,000	679,981
PCCW Ltd.	1,434,000	807,872
Power Assets Holdings Ltd.	388,500	3,850,105
Sa Sa International Holdings Ltd.	910,000	334,398
Sands China Ltd.[a]	706,000	3,276,826
Shangri-La Asia Ltd.[a]	364,000	591,896
Shun Tak Holdings Ltd.[a,b]	1,152,000	497,076
Sino Land Co. Ltd.	928,000	1,532,775
SJM Holdings Ltd.	626,000	626,789
SmarTone Telecommunications Holdings Ltd.[a]	310,000	407,239
Sun Hung Kai Properties Ltd.	411,000	6,367,483
Swire Pacific Ltd. Class A	109,000	1,087,188
Swire Properties Ltd.	371,800	1,285,327
Techtronic Industries Co. Ltd.	418,500	1,862,048
Television Broadcasts Ltd.	92,200	337,627
Texwinca Holdings Ltd.[a]	562,000	341,079
Town Health International Medical Group Ltd.[a]	2,416,000	182,511
Value Partners Group Ltd.[a]	513,000	477,521
VTech Holdings Ltd.	61,700	892,697
WH Group Ltd.[c]	2,382,500	2,236,029
Wharf Holdings Ltd. (The)	356,000	3,028,905
Wheelock & Co. Ltd.	254,000	1,915,533
Wynn Macau Ltd.	491,200	1,065,399
Xinyi Glass Holdings Ltd.	656,000	678,666

SCHEDULES OF INVESTMENTS	107

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Yue Yuen Industrial Holdings Ltd.	230,000	$949,726

		161,055,827
HUNGARY — 0.07%
Magyar Telekom Telecommunications PLC	137,595	247,349
MOL Hungarian Oil & Gas PLC	15,561	1,340,193
OTP Bank PLC	71,850	2,661,185
Richter Gedeon Nyrt	36,703	934,949

		5,183,676
INDIA — 2.27%
Adani Ports & Special Economic Zone Ltd.	250,518	1,546,035
Adani Power Ltd.[b]	628,848	328,387
Adani Transmissions Ltd.[b]	199,118	388,141
Aditya Birla Capital Ltd.[b]	146,986	425,107
AIA Engineering Ltd.	20,837	471,073
Ambuja Cements Ltd.	259,542	1,064,648
Apollo Hospitals Enterprise Ltd.[b]	37,259	731,226
Ashok Leyland Ltd.	499,655	852,863
Asian Paints Ltd.	100,620	1,822,104
Astral Polytechnik Ltd.	52,814	514,299
Aurobindo Pharma Ltd.	100,727	1,128,309
Axis Bank Ltd.	482,685	3,911,064
Bajaj Auto Ltd.	31,788	1,391,683
Bajaj Finance Ltd.	57,278	1,520,628
Bajaj Finserv Ltd.	16,013	1,246,032
Balkrishna Industries Ltd.	23,419	593,477
Bharat Forge Ltd.	40,149	718,913
Bharat Heavy Electricals Ltd.	201,298	455,304
Bharat Petroleum Corp. Ltd.	261,343	1,919,398
Bharti Airtel Ltd.	373,305	2,437,928
Bharti Infratel Ltd.	184,262	1,152,943
Bosch Ltd.	3,123	1,177,034
Cipla Ltd.	126,355	1,103,196
Coal India Ltd.	265,073	1,029,281
Container Corp. of India Ltd.	26,069	464,824
Crompton Greaves Consumer Electricals Ltd.	167,160	569,870
Dabur India Ltd.	200,165	967,263
DCB Bank Ltd.	195,344	595,308
Divi’s Laboratories Ltd.[b]	41,969	440,224
Dr. Reddy’s Laboratories Ltd.	35,380	1,314,356
Eicher Motors Ltd.	4,385	2,056,173

Security	Shares	Value
FDC Ltd./India[b]	189,998	$535,923
Federal Bank Ltd.	572,484	1,028,488
Finolex Cables Ltd.	71,287	518,724
GAIL (India) Ltd.	178,515	1,048,390
Gateway Distriparks Ltd.	112,926	482,501
Gillette India Ltd.	4,972	406,386
Glenmark Pharmaceuticals Ltd.	60,526	657,659
Godrej Consumer Products Ltd.	84,847	1,371,876
Grasim Industries Ltd.	113,955	1,901,137
Havells India Ltd.	103,808	765,073
HCL Technologies Ltd.	175,847	2,447,556
Hero Motocorp Ltd.	19,598	1,116,820
Hindalco Industries Ltd.	388,957	1,331,765
Hindustan Petroleum Corp. Ltd.	220,454	1,316,856
Hindustan Unilever Ltd.	194,025	3,495,558
Housing Development Finance Corp. Ltd.	444,691	12,402,929
ICICI Bank Ltd.	703,994	3,320,724
Idea Cellular Ltd.	466,615	672,451
IDFC Bank Ltd.	533,760	494,644
Indiabulls Housing Finance Ltd.	100,892	1,848,340
Indian Oil Corp. Ltd.	222,466	1,274,950
Info Edge India Ltd.	33,757	523,000
Infosys Ltd.	544,383	8,580,972
ITC Ltd.	1,013,086	4,504,710
Jammu & Kashmir Bank Ltd. (The)	213,674	277,288
JSW Steel Ltd.	363,829	1,254,803
Jubilant Foodworks Ltd.	23,522	483,172
Karur Vysya Bank Ltd. (The)	246,990	539,979
Larsen & Toubro Ltd.	149,557	2,783,478
LIC Housing Finance Ltd.	117,707	1,266,862
Lupin Ltd.	73,277	1,178,806
Mahindra & Mahindra Financial Services Ltd.	122,955	768,574
Mahindra & Mahindra Ltd.	117,638	2,573,315
Marico Ltd.	168,620	879,751
Maruti Suzuki India Ltd.	34,547	4,173,589
MindTree Ltd.	58,302	433,916
Motherson Sumi Systems Ltd.[b]	236,780	1,199,563
NCC Ltd./India	352,140	487,991
Nestle India Ltd.	8,965	945,695
NTPC Ltd.	570,217	1,459,514
Oil & Natural Gas Corp. Ltd.	403,275	1,064,902
Page Industries Ltd.	2,867	731,973
Piramal Enterprises Ltd.	26,582	1,223,411

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Power Finance Corp. Ltd.	257,983	$500,272
Reliance Communications Ltd.[b]	836,451	342,267
Reliance Industries Ltd.	378,658	9,533,850
Reliance Infrastructure Ltd.	56,484	465,467
Rural Electrification Corp. Ltd.	262,812	717,137
Sadbhav Engineering Ltd.	78,345	358,316
Shree Cement Ltd.	3,742	1,085,054
Shriram Transport Finance Co. Ltd.	58,941	934,401
Siemens Ltd.	36,638	831,064
SRF Ltd.	15,325	362,812
State Bank of India	520,837	2,537,153
Strides Shasun Ltd.	25,695	424,129
Sun Pharmaceuticals Industries Ltd.	305,134	2,528,781
Symphony Ltd.	16,256	367,064
Tata Consultancy Services Ltd.	136,522	5,302,867
Tata Global Beverages Ltd.	221,479	585,363
Tata Motors Ltd.[b]	503,406	3,488,853
Tata Motors Ltd. Class Ab	79,352	322,226
Tata Power Co. Ltd.	508,339	649,774
Tata Steel Ltd.	100,105	884,933
Tech Mahindra Ltd.	159,591	959,891
Titan Co. Ltd.	128,620	1,091,194
Ultratech Cement Ltd.	31,172	1,971,305
United Spirits Ltd.[b]	23,830	941,926
UPL Ltd.	120,494	1,647,533
Vedanta Ltd.	492,464	2,148,299
Wipro Ltd.	408,080	1,834,893
Yes Bank Ltd.	76,431	2,155,872
Zee Entertainment Enterprises Ltd.	208,012	1,756,638

		156,840,439
INDONESIA — 0.55%
Adaro Energy Tbk PT	5,207,300	697,616
Astra International Tbk PT	5,964,200	3,569,836
Bank Central Asia Tbk PT	3,326,700	4,668,965
Bank Danamon Indonesia Tbk PT	1,215,800	520,119
Bank Mandiri Persero Tbk PT	2,805,400	2,874,040
Bank Negara Indonesia Persero Tbk PT	2,454,100	1,372,189
Bank Rakyat Indonesia Persero Tbk PT	3,300,100	3,659,485
Bank Tabungan Negara Persero Tbk PT	2,864,893	559,045

Security	Shares	Value
Bumi Serpong Damai Tbk PT	3,910,000	$525,285
Charoen Pokphand Indonesia Tbk PT	2,500,300	501,036
Ciputra Development Tbk PT	5,896,296	458,021
Gudang Garam Tbk PT	152,600	871,575
Hanjaya Mandala Sampoerna Tbk PT	2,879,500	767,204
Indocement Tunggal Prakarsa Tbk PT	598,700	786,344
Indofood CBP Sukses Makmur Tbk PT	877,300	549,794
Indofood Sukses Makmur Tbk PT	1,317,600	828,197
Japfa Comfeed Indonesia Tbk PT	2,375,900	207,740
Jasa Marga Persero Tbk PT	1,064,238	467,261
Kalbe Farma Tbk PT	6,989,500	910,146
Lippo Karawaci Tbk PT	7,678,200	412,032
Matahari Department Store Tbk PT	874,100	831,523
Media Nusantara Citra Tbk PT	2,181,800	294,749
Mitra Adiperkasa Tbk PT	627,000	296,465
Perusahaan Gas Negara Persero Tbk PT	3,637,500	614,258
Semen Indonesia Persero Tbk PT	986,300	736,542
Summarecon Agung Tbk PT	4,320,500	317,779
Surya Citra Media Tbk PT	2,366,800	419,217
Telekomunikasi Indonesia Persero Tbk PT	14,923,300	5,252,948
Tower Bersama Infrastructure Tbk PT	1,101,300	557,924
Unilever Indonesia Tbk PT	443,700	1,630,075
United Tractors Tbk PT	600,600	1,356,804
XL Axiata Tbk PTb	1,444,700	364,319

		37,878,533
IRELAND — 0.34%
Bank of Ireland Group PLC[b]	255,415	2,122,998
C&C Group PLC	139,597	503,630
CRH PLC	235,340	8,239,353
Glanbia PLC	55,475	1,144,588
Hibernia REIT PLC	331,537	548,408
Irish Continental Group PLC	83,723	530,070
Kerry Group PLC Class A	45,245	4,072,805
Kingspan Group PLC	42,681	1,415,024

SCHEDULES OF INVESTMENTS	109

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Origin Enterprises PLC	56,146	$435,571
Paddy Power Betfair PLC	23,126	2,307,758
Smurfit Kappa Group PLC	66,686	1,975,005

		23,295,210
ISRAEL — 0.53%
Azrieli Group Ltd.	17,852	975,368
Bank Hapoalim BM	326,572	2,263,134
Bank Leumi Le-Israel BM	449,381	2,159,867
Bezeq The Israeli Telecommunication Corp. Ltd.	733,381	1,088,772
Caesarstone Ltd.[b]	10,389	364,654
Check Point Software Technologies Ltd.[a,b]	39,081	4,133,988
CyberArk Software Ltd.[b]	11,804	491,991
Delek Group Ltd.	1,938	397,192
Elbit Systems Ltd.	9,005	1,138,810
Frutarom Industries Ltd.	13,639	966,251
Gazit-Globe Ltd.	42,732	407,886
Israel Chemicals Ltd.	171,397	818,973
Israel Corp. Ltd. (The)[b]	1,682	372,460
Israel Discount Bank Ltd. Class Ab	381,518	984,258
Kenon Holdings Ltd./Singapore[b]	19,295	267,157
Mizrahi Tefahot Bank Ltd.	61,658	1,114,552
Mobileye NVb	59,192	3,746,854
Nice Ltd.	20,489	1,522,905
Oil Refineries Ltd.	1,166,404	542,590
Orbotech Ltd.[b]	18,334	650,124
Paz Oil Co. Ltd.	4,186	699,528
SodaStream International Ltd.[b]	7,226	406,968
Strauss Group Ltd.	29,361	562,493
Taro Pharmaceutical Industries Ltd.[a,b]	6,805	778,016
Teva Pharmaceutical Industries Ltd. ADR	264,576	8,511,410
Tower Semiconductor Ltd.[b]	34,446	917,308
Wix.com Ltd.[a,b]	10,462	645,505

		36,929,014
ITALY — 1.79%
A2A SpA	574,950	974,772
Anima Holding SpA[c]	99,590	806,653
Assicurazioni Generali SpA	362,077	6,544,208
Atlantia SpA	135,480	4,103,489
Autogrill SpA	59,303	701,280
Azimut Holding SpA	36,105	806,234

Security	Shares	Value
Banca Generali SpA	20,126	$711,857
Banca Mediolanum SpA	81,056	706,226
Banca Monte dei Paschi di Siena SpA[b,d]	5,870	—
Banca Popolare di Sondrio SCPA[a]	195,571	851,756
Beni Stabili SpA SIIQ	658,375	523,952
BPER Banca	152,121	834,340
Brembo SpA	55,298	847,553
Buzzi Unicem SpA	33,374	842,046
Cerved Information Solutions SpA	81,737	934,769
CIR-Compagnie Industriali Riunite SpA	267,930	397,705
CNH Industrial NV	301,777	3,486,794
Credito Emiliano SpA	47,726	410,201
Danieli & C Officine Meccaniche SpA	16,200	415,612
Davide Campari-Milano SpA	174,756	1,288,764
De’ Longhi SpA	20,988	687,412
DiaSorin SpA	8,070	700,270
Ei Towers SpA	11,046	673,302
Enel SpA	2,350,303	13,367,346
Eni SpA	717,922	11,316,775
ERG SpA	36,580	520,984
EXOR NV	33,232	1,982,536
Ferrari NV	37,040	3,891,013
Fiat Chrysler Automobiles NVb	315,759	3,797,256
FinecoBank Banca Fineco SpA	146,595	1,281,576
GEDI Gruppo Editoriale SpA[b]	740,519	687,108
Hera SpA	318,205	1,024,197
Interpump Group SpA[a]	28,614	868,025
Intesa Sanpaolo SpA	3,652,767	12,540,861
Iren SpA	311,815	790,405
Italgas SpA	175,380	961,495
Leonardo SpA	31,881	553,667
Luxottica Group SpA	50,855	2,930,151
Mediaset SpA[a,b]	159,977	623,555
Mediobanca SpA	171,341	1,780,728
Moncler SpA	52,175	1,396,376
Piaggio & C SpA	205,400	568,607
Poste Italiane SpA[c]	185,710	1,361,883
Prysmian SpA	61,699	1,967,702
Recordati SpA	35,328	1,503,628
Saipem SpA[a,b]	176,823	721,321
Salvatore Ferragamo SpA	19,853	573,698

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Snam SpA	704,266	$3,317,999
Societa Cattolica di Assicurazioni Scrl	69,493	598,515
Societa Iniziative Autostradali e Servizi SpA	42,768	585,921
Telecom Italia SpA/Milano[b]	3,407,503	3,497,189
Tenaris SA	137,282	2,167,246
Terna Rete Elettrica Nazionale SpA	454,473	2,585,886
Tod’s SpA[a]	6,049	418,635
UniCredit SpA[b]	579,693	11,372,748
Unione di Banche Italiane SpA	309,766	1,492,266
Unipol Gruppo Finanziario SpA	151,845	708,940
UnipolSai Assicurazioni SpA	363,942	839,725
Yoox Net-A-Porter Group SpA[a,b]	19,974	658,205

		123,503,363
JAPAN — 16.71%
77 Bank Ltd. (The)	120,000	617,947
ABC-Mart Inc.	11,200	637,567
Acom Co. Ltd.[a,b]	126,600	538,504
Activia Properties Inc.	182	816,155
Adastria Co. Ltd.	12,100	301,802
ADEKA Corp.	40,400	620,835
Advance Residence Investment Corp.	409	997,191
Advantest Corp.	55,300	1,014,463
Aeon Co. Ltd.	169,000	2,542,762
Aeon Delight Co. Ltd.	13,600	453,559
AEON Financial Service Co. Ltd.	33,300	723,592
Aeon Mall Co. Ltd.	39,500	751,070
Aica Kogyo Co. Ltd.	26,400	846,989
Aichi Bank Ltd. (The)	6,600	366,750
Aiful Corp.[a,b]	129,000	445,975
Ain Holdings Inc.	7,900	568,397
Air Water Inc.	46,800	907,665
Aisin Seiki Co. Ltd.	51,500	2,679,986
Ajinomoto Co. Inc.	159,000	3,193,095
Alfresa Holdings Corp.	53,300	980,186
Alps Electric Co. Ltd.	59,700	1,626,291
Amada Holdings Co. Ltd.	103,000	1,175,465
Amano Corp.	30,400	691,391
ANA Holdings Inc.	422,000	1,445,559
Anritsu Corp.	54,800	441,892
Aoyama Trading Co. Ltd.	16,100	560,247
Aozora Bank Ltd.	301,000	1,155,021

Security	Shares	Value
Arcs Co. Ltd.	20,800	$449,526
Ariake Japan Co. Ltd.	8,100	579,854
Asahi Diamond Industrial Co. Ltd.	80,300	606,819
Asahi Glass Co. Ltd.	58,600	2,466,084
Asahi Group Holdings Ltd.	113,500	4,621,354
Asahi Intecc Co. Ltd.	16,200	727,200
Asahi Kasei Corp.	374,000	4,280,040
Asatsu-DK Inc.	17,000	435,250
Asics Corp.	48,300	877,308
Astellas Pharma Inc.	621,000	7,913,191
Avex Group Holdings Inc.	39,700	521,333
Awa Bank Ltd. (The)	85,000	557,718
Azbil Corp.	21,400	843,450
Bandai Namco Holdings Inc.	58,000	2,013,032
Bank of Kyoto Ltd. (The)	85,000	813,883
Bank of Nagoya Ltd. (The)[a]	13,000	477,669
Benesse Holdings Inc.	20,500	783,859
BIC Camera Inc.	35,800	415,040
Bridgestone Corp.	187,600	7,906,722
Brother Industries Ltd.	72,600	1,852,862
Calbee Inc.[a]	25,900	1,072,379
Canon Electronics Inc.	35,400	687,848
Canon Inc.	292,100	10,143,334
Canon Marketing Japan Inc.	17,200	379,195
Capcom Co. Ltd.	16,700	413,665
Casio Computer Co. Ltd.	54,800	896,678
Central Glass Co. Ltd.	91,000	399,430
Central Japan Railway Co.	41,200	6,618,399
Chiba Bank Ltd. (The)	204,000	1,462,220
Chiyoda Co. Ltd.	13,200	343,574
Chiyoda Corp.	64,000	384,017
Chubu Electric Power Co. Inc.	192,200	2,520,456
Chugai Pharmaceutical Co. Ltd.	65,600	2,633,024
Chugoku Bank Ltd. (The)	51,700	748,631
Chugoku Electric Power Co. Inc. (The)	83,700	915,818
Ci:z Holdings Co. Ltd.	12,200	438,337
Citizen Watch Co. Ltd.	100,400	745,992
Coca-Cola Bottlers Japan Inc.	38,475	1,159,525
Cocokara fine Inc.	9,400	490,864
COLOPL Inc.[a]	24,400	273,160
Colowide Co. Ltd.[a]	36,700	636,384
COMSYS Holdings Corp.	34,900	714,456
Concordia Financial Group Ltd.	360,400	1,816,107

SCHEDULES OF INVESTMENTS	111

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
COOKPAD Inc.[a]	30,000	$256,573
Cosmo Energy Holdings Co. Ltd.	27,200	470,175
Cosmos Pharmaceutical Corp.	3,200	679,995
Credit Saison Co. Ltd.	43,000	826,571
CyberAgent Inc.	33,200	1,026,092
CYBERDYNE Inc.[a,b]	33,200	451,000
Dai Nippon Printing Co. Ltd.	145,000	1,597,041
Dai-ichi Life Holdings Inc.	318,100	5,501,508
Daicel Corp.	82,000	1,067,904
Daido Steel Co. Ltd.	103,000	626,417
Daifuku Co. Ltd.	34,400	1,187,710
Daiichi Sankyo Co. Ltd.	159,200	3,469,420
Daiichikosho Co. Ltd.	12,100	581,483
Daikin Industries Ltd.	73,000	7,729,762
Daikyo Inc.	147,000	307,317
Daio Paper Corp.[a]	37,000	479,850
Daiseki Co. Ltd.	24,800	587,820
Daishi Bank Ltd. (The)	109,000	499,154
Daito Trust Construction Co. Ltd.	21,300	3,593,212
Daiwa House Industry Co. Ltd.	165,100	5,751,119
Daiwa House REIT Investment Corp.	424	1,048,344
Daiwa Office Investment Corp.	112	550,396
Daiwa Securities Group Inc.	470,000	2,705,706
DCM Holdings Co. Ltd.	44,400	386,157
DeNA Co. Ltd.	34,300	752,772
Denka Co. Ltd.	145,000	807,050
Denso Corp.	136,700	6,564,371
Dentsu Inc.	64,300	3,002,742
DIC Corp.	26,000	984,750
Disco Corp.	8,900	1,576,298
DMG Mori Co. Ltd.	34,500	572,632
Don Quijote Holdings Co. Ltd.	35,300	1,282,678
Doutor Nichires Holdings Co. Ltd.	23,500	518,299
Dowa Holdings Co. Ltd.	88,000	711,200
Duskin Co. Ltd.	24,900	674,922
DyDo Group Holdings Inc.	12,000	594,054
Earth Chemical Co. Ltd.	11,000	610,254
East Japan Railway Co.	94,300	8,833,024
Ebara Corp.	31,600	925,164
Eisai Co. Ltd.	76,400	4,092,598
Electric Power Development Co. Ltd.	43,600	1,102,084

Security	Shares	Value
Exedy Corp.	19,400	$606,607
Ezaki Glico Co. Ltd.	14,900	782,117
FamilyMart UNY Holdings Co. Ltd.	24,600	1,375,881
Fancl Corp.	17,600	377,820
FANUC Corp.	55,800	11,395,330
Fast Retailing Co. Ltd.	15,500	4,646,002
FCC Co. Ltd.	16,900	369,829
Frontier Real Estate Investment Corp.	149	635,807
Fuji Co. Ltd./Ehime	14,600	363,101
Fuji Electric Co. Ltd.	175,000	962,940
Fuji Machine Manufacturing Co. Ltd.	30,800	500,627
Fuji Seal International Inc.	23,500	658,242
Fuji Soft Inc.	16,900	484,081
FUJIFILM Holdings Corp.	116,200	4,262,262
Fujikura Ltd.	85,500	719,625
Fujitsu General Ltd.	22,800	479,957
Fujitsu Ltd.	580,000	4,323,689
Fukuoka Financial Group Inc.	223,000	1,027,259
Furukawa Electric Co. Ltd.	21,700	978,017
Fuyo General Lease Co. Ltd.	8,800	515,281
Global One Real Estate Investment Corp.	174	610,209
Glory Ltd.	19,900	661,863
GLP J-REIT	809	878,592
GMO Internet Inc.	30,300	390,216
GMO Payment Gateway Inc.[a]	7,300	430,092
Gree Inc.	41,900	321,185
GS Yuasa Corp.	130,000	612,969
GungHo Online Entertainment Inc.	158,300	426,928
Gunma Bank Ltd. (The)	107,100	627,121
Gunze Ltd.	125,000	481,922
Hachijuni Bank Ltd. (The)	119,500	758,129
Hakuhodo DY Holdings Inc.	69,500	974,302
Hamamatsu Photonics KK	42,400	1,346,884
Hankyu Hanshin Holdings Inc.	66,700	2,375,352
Hanwa Co. Ltd.	83,000	592,669
Haseko Corp.	82,900	1,036,860
Hazama Ando Corp.	89,600	617,092
Heiwa Corp.	23,300	512,201
Heiwa Real Estate Co. Ltd.	34,000	532,332
Heiwa Real Estate REIT Inc.	734	604,498
Hikari Tsushin Inc.	6,900	752,478

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Hino Motors Ltd.	74,800	$880,717
Hirose Electric Co. Ltd.	9,500	1,293,090
Hiroshima Bank Ltd. (The)	163,000	696,285
HIS Co. Ltd.[a]	14,900	457,808
Hisamitsu Pharmaceutical Co. Inc.	19,200	900,095
Hitachi Capital Corp.	18,300	434,417
Hitachi Chemical Co. Ltd.	30,700	873,809
Hitachi Construction Machinery Co. Ltd.	35,200	1,008,263
Hitachi High-Technologies Corp.	22,400	825,087
Hitachi Kokusai Electric Inc.	24,000	618,815
Hitachi Ltd.	1,404,000	9,651,825
Hitachi Metals Ltd.	63,300	881,084
Hitachi Zosen Corp.	102,800	540,539
Hogy Medical Co. Ltd.	8,800	641,115
Hokkaido Electric Power Co. Inc.	72,500	545,251
Hokkoku Bank Ltd. (The)	130,000	524,730
Hokuetsu Kishu Paper Co. Ltd.	53,700	376,160
Hokuhoku Financial Group Inc.	38,700	628,685
Hokuriku Electric Power Co.[a]	64,700	597,843
Hokuto Corp.	38,100	678,245
Honda Motor Co. Ltd.	492,700	13,858,651
HORIBA Ltd.	13,600	832,038
Hoshizaki Corp.	16,600	1,604,489
House Foods Group Inc.	23,100	595,401
Hoya Corp.	114,700	6,462,937
Hulic Co. Ltd.	94,500	996,357
Hyakugo Bank Ltd. (The)	109,000	438,979
Hyakujushi Bank Ltd. (The)	122,000	395,276
Ibiden Co. Ltd.	33,700	584,363
IBJ Leasing Co. Ltd.	25,400	603,421
Idemitsu Kosan Co. Ltd.[a]	44,600	1,080,539
IHI Corp.[b]	461,000	1,518,657
Iida Group Holdings Co. Ltd.	47,300	806,919
Inaba Denki Sangyo Co. Ltd.	16,100	633,101
Industrial & Infrastructure Fund Investment Corp.	137	618,698
INPEX Corp.	269,100	2,613,189
Internet Initiative Japan Inc.	20,600	372,122
Invincible Investment Corp.	1,255	561,084
Isetan Mitsukoshi Holdings Ltd.	95,400	929,005
Isuzu Motors Ltd.	164,000	2,250,093
Ito EN Ltd.	18,300	675,723
ITOCHU Corp.	426,600	6,681,129

Security	Shares	Value
Itochu Techno-Solutions Corp.	17,900	$622,073
Itoham Yonekyu Holdings Inc.	49,900	462,894
Iwatani Corp.	94,000	608,263
Iyo Bank Ltd. (The)	68,600	559,379
Izumi Co. Ltd.	13,800	719,381
J Front Retailing Co. Ltd.	72,000	1,028,897
Jaccs Co. Ltd.	75,000	350,921
Jafco Co. Ltd.	13,600	649,876
Japan Airlines Co. Ltd.	41,900	1,352,995
Japan Airport Terminal Co. Ltd.[a]	16,500	610,752
Japan Aviation Electronics Industry Ltd.	20,000	315,308
Japan Excellent Inc.	466	543,199
Japan Exchange Group Inc.	153,400	2,750,219
Japan Hotel REIT Investment Corp.	1,302	939,132
Japan Logistics Fund Inc.	336	681,153
Japan Post Bank Co. Ltd.	96,200	1,234,550
Japan Post Holdings Co. Ltd.	112,600	1,417,499
Japan Prime Realty Investment Corp.	243	911,566
Japan Real Estate Investment Corp.	360	1,886,420
Japan Rental Housing Investments Inc.	744	552,807
Japan Retail Fund Investment Corp.	711	1,355,144
Japan Securities Finance Co. Ltd.	120,700	605,166
Japan Steel Works Ltd. (The)	24,700	407,960
Japan Tobacco Inc.	311,600	10,812,022
JFE Holdings Inc.	153,100	2,954,756
JGC Corp.[a]	60,600	970,192
JSR Corp.	56,800	1,001,370
JTEKT Corp.	68,500	976,402
Juroku Bank Ltd. (The)	129,000	408,616
JVC Kenwood Corp.	175,600	510,137
JXTG Holdings Inc.	887,000	3,935,087
K’s Holdings Corp.	24,700	495,364
Kadokawa Dwango[a,b]	29,118	383,953
Kagome Co. Ltd.	29,000	879,225
Kajima Corp.	261,000	2,272,338
Kakaku.com Inc.	46,500	655,238
Kaken Pharmaceutical Co. Ltd.	10,400	553,437
Kamigumi Co. Ltd.	68,000	727,418
Kanamoto Co. Ltd.	12,900	462,320

SCHEDULES OF INVESTMENTS	113

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Kaneka Corp.	87,000	$697,606
Kanematsu Corp.	311,000	678,320
Kansai Electric Power Co. Inc. (The)	212,700	2,850,886
Kansai Paint Co. Ltd.	61,400	1,406,429
Kao Corp.	143,000	8,689,099
Kawasaki Heavy Industries Ltd.	426,000	1,357,093
Kawasaki Kisen Kaisha Ltd.[a,b]	287,000	711,688
KDDI Corp.	529,000	13,979,637
Keihan Holdings Co. Ltd.	144,000	930,504
Keihin Corp.	34,200	492,131
Keikyu Corp.	140,000	1,623,060
Keio Corp.	165,000	1,379,791
Keisei Electric Railway Co. Ltd.	42,400	1,158,858
Keiyo Bank Ltd. (The)	110,000	464,908
Kenedix Inc.	108,900	556,844
Kenedix Office Investment Corp.	135	761,166
Kewpie Corp.	34,100	856,088
Keyence Corp.	28,400	13,113,426
Kikkoman Corp.	42,500	1,300,059
Kinden Corp.	46,900	729,211
Kintetsu Group Holdings Co. Ltd.	507,000	1,940,911
Kirin Holdings Co. Ltd.	254,900	5,606,900
Kisoji Co. Ltd.	30,600	756,311
Kissei Pharmaceutical Co. Ltd.	16,800	434,083
Kiyo Bank Ltd. (The)	31,600	527,644
Kobayashi Pharmaceutical Co. Ltd.	14,300	887,805
Kobe Steel Ltd.[b]	93,100	1,164,435
Koito Manufacturing Co. Ltd.	32,700	1,911,779
Kokuyo Co. Ltd.	38,400	610,257
Komatsu Ltd.	268,300	7,198,293
Komeri Co. Ltd.	13,800	403,403
Konami Holdings Corp.	29,200	1,519,526
Konica Minolta Inc.	139,800	1,156,407
Kose Corp.	8,900	989,113
Kubota Corp.	307,500	5,341,837
Kuraray Co. Ltd.	104,800	2,039,187
Kureha Corp.	11,200	563,573
Kurita Water Industries Ltd.	30,100	855,369
KYB Corp.	85,000	480,022
Kyocera Corp.	92,100	5,594,599
KYORIN Holdings Inc.	19,700	420,583
Kyowa Exeo Corp.	32,900	560,963

Security	Shares	Value
Kyowa Hakko Kirin Co. Ltd.	79,700	$1,444,042
Kyudenko Corp.	14,900	560,967
Kyushu Electric Power Co. Inc.	133,200	1,574,363
Kyushu Financial Group Inc.	102,400	642,230
Kyushu Railway Co.	49,000	1,611,973
Lawson Inc.	15,600	1,060,283
Leopalace21 Corp.	98,000	698,004
LINE Corp.[a,b]	15,700	581,850
Lintec Corp.	18,600	450,965
Lion Corp.	68,100	1,454,509
LIXIL Group Corp.	77,300	1,986,105
M3 Inc.	64,600	1,739,309
Mabuchi Motor Co. Ltd.	15,600	821,684
Makino Milling Machine Co. Ltd.	60,000	507,172
Makita Corp.	64,400	2,514,919
Mandom Corp.	11,400	628,318
Marubeni Corp.	467,300	3,092,778
Maruha Nichiro Corp.	20,300	552,993
Marui Group Co. Ltd.	61,000	829,196
Maruichi Steel Tube Ltd.	19,400	597,828
Matsui Securities Co. Ltd.	52,800	431,498
Matsumotokiyoshi Holdings Co. Ltd.	13,200	812,344
Mazda Motor Corp.	167,000	2,515,693
McDonald’s Holdings Co. Japan Ltd.	20,500	832,096
MCUBS MidCity Investment Corp.	153	463,867
Mebuki Financial Group Inc.	296,550	1,140,629
Medipal Holdings Corp.	48,200	881,598
Megachips Corp.[a]	12,500	333,499
MEGMILK SNOW BRAND Co. Ltd.	19,000	524,458
Meidensha Corp.	179,000	635,033
MEIJI Holdings Co. Ltd.	36,000	2,863,840
Meitec Corp.	13,300	622,300
MINEBEA MITSUMI Inc.	115,872	1,911,712
Miraca Holdings Inc.	18,300	834,717
Mirait Holdings Corp.	35,600	416,909
Misawa Homes Co. Ltd.	41,300	378,258
MISUMI Group Inc.	83,800	2,074,997
Mitsubishi Chemical Holdings Corp.	432,200	3,633,773
Mitsubishi Corp.	432,400	9,378,222
Mitsubishi Electric Corp.	558,900	8,651,961
Mitsubishi Estate Co. Ltd.	362,800	6,586,513

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Mitsubishi Gas Chemical Co. Inc.	60,500	$1,400,050
Mitsubishi Heavy Industries Ltd.	909,000	3,613,953
Mitsubishi Logistics Corp.	36,000	461,668
Mitsubishi Materials Corp.	33,400	1,121,444
Mitsubishi Motors Corp.	194,600	1,405,410
Mitsubishi Tanabe Pharma Corp.	69,700	1,658,367
Mitsubishi UFJ Financial Group Inc.	3,467,800	21,968,958
Mitsubishi UFJ Lease & Finance Co. Ltd.	152,410	811,051
Mitsui & Co. Ltd.	476,200	6,917,064
Mitsui Chemicals Inc.	276,000	1,573,646
Mitsui Engineering & Shipbuilding Co. Ltd.	287,000	400,000
Mitsui Fudosan Co. Ltd.	257,200	5,899,574
Mitsui Mining & Smelting Co. Ltd.	187,000	817,422
Mitsui OSK Lines Ltd.	338,000	1,052,283
Miura Co. Ltd.	33,400	674,983
Mixi Inc.	14,300	785,565
Mizuho Financial Group Inc.	6,805,800	12,097,010
MonotaRO Co. Ltd.[a]	21,500	708,267
Mori Hills REIT Investment Corp.	478	600,880
MORI TRUST Sogo REIT Inc.	379	627,008
Morinaga & Co. Ltd./Japan	13,500	772,162
Morinaga Milk Industry Co. Ltd.	74,000	539,789
MOS Food Services Inc.	23,800	740,957
MS&AD Insurance Group Holdings Inc.	141,700	4,965,495
Murata Manufacturing Co. Ltd.	55,600	8,644,807
Musashi Seimitsu Industry Co. Ltd.	19,000	528,757
Musashino Bank Ltd. (The)	15,900	474,863
Nabtesco Corp.	36,200	1,174,506
Nachi-Fujikoshi Corp.	89,000	492,140
Nagase & Co. Ltd.	45,300	710,484
Nagoya Railroad Co. Ltd.	269,000	1,231,857
Nankai Electric Railway Co. Ltd.	171,000	840,337
Nanto Bank Ltd. (The)	16,200	475,759
NEC Corp.	739,000	2,006,426
NEC Networks & System Integration Corp.	23,000	501,652
NET One Systems Co. Ltd.	59,100	564,818

Security	Shares	Value
Nexon Co. Ltd.[b]	60,800	$1,262,826
NGK Insulators Ltd.	74,800	1,504,191
NGK Spark Plug Co. Ltd.	52,900	1,070,496
NH Foods Ltd.	51,000	1,506,991
NHK Spring Co. Ltd.	72,600	783,853
Nichi-Iko Pharmaceutical Co. Ltd.[a]	27,900	426,978
Nichias Corp.	48,000	581,673
NichiiGakkan Co. Ltd.	43,700	456,399
Nichirei Corp.	38,900	1,091,362
Nidec Corp.	69,800	7,681,506
Nifco Inc./Japan	14,200	817,340
Nihon Kohden Corp.	25,400	606,639
Nihon M&A Center Inc.[a]	22,600	905,064
Nikkon Holdings Co. Ltd.	25,600	604,697
Nikon Corp.	95,200	1,675,768
Nintendo Co. Ltd.	32,900	11,159,709
Nippon Accommodations Fund Inc.	172	712,937
Nippon Building Fund Inc.	381	2,051,631
Nippon Electric Glass Co. Ltd.	25,800	912,964
Nippon Express Co. Ltd.	241,000	1,537,671
Nippon Flour Mills Co. Ltd.	28,000	450,554
Nippon Kayaku Co. Ltd.	54,000	756,034
Nippon Light Metal Holdings Co. Ltd.	260,100	699,124
Nippon Paint Holdings Co. Ltd.	47,700	1,836,857
Nippon Paper Industries Co. Ltd.	34,700	690,577
Nippon Prologis REIT Inc.	471	991,063
Nippon Sheet Glass Co. Ltd.[b]	47,000	397,710
Nippon Shinyaku Co. Ltd.	16,600	1,047,124
Nippon Shokubai Co. Ltd.	8,300	543,092
Nippon Soda Co. Ltd.	49,000	275,831
Nippon Steel & Sumitomo Metal Corp.	220,600	5,414,428
Nippon Suisan Kaisha Ltd.	96,700	563,598
Nippon Telegraph & Telephone Corp.	197,300	9,624,390
Nippon Yusen KKb	484,000	924,241
Nipro Corp.	49,600	672,436
Nishi-Nippon Financial Holdings Inc.	44,000	494,574
Nishi-Nippon Railroad Co. Ltd.	125,000	549,799
Nishimatsu Construction Co. Ltd.	115,000	660,890

SCHEDULES OF INVESTMENTS	115

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Nishimatsuya Chain Co. Ltd.	41,900	$458,077
Nissan Chemical Industries Ltd.	38,400	1,277,162
Nissan Motor Co. Ltd.	653,500	6,482,067
Nissan Shatai Co. Ltd.	36,300	375,829
Nissha Printing Co. Ltd.[a]	13,100	358,043
Nisshin OilliO Group Ltd. (The)	96,000	567,338
Nisshin Seifun Group Inc.	55,000	901,941
Nisshin Steel Co. Ltd.	23,600	288,766
Nisshinbo Holdings Inc.	49,500	500,398
Nissin Foods Holdings Co. Ltd.	17,500	1,097,561
Nissin Kogyo Co. Ltd.	30,600	512,054
Nitori Holdings Co. Ltd.	24,200	3,407,865
Nitto Boseki Co. Ltd.	81,000	471,361
Nitto Denko Corp.	48,200	4,300,245
Nitto Kogyo Corp.	44,900	726,153
NOF Corp.	54,000	733,065
NOK Corp.	29,200	668,591
Nomura Holdings Inc.	1,056,900	6,282,383
Nomura Real Estate Holdings Inc.	36,000	712,865
Nomura Real Estate Master Fund Inc.	1,150	1,626,725
Nomura Research Institute Ltd.	39,440	1,474,159
Noritz Corp.	16,600	325,255
North Pacific Bank Ltd.	121,300	406,181
NSK Ltd.	116,700	1,508,191
NTN Corp.	145,000	675,822
NTT Data Corp.	189,700	2,065,334
NTT DOCOMO Inc.	395,400	9,171,548
NTT Urban Development Corp.	41,100	419,946
Obayashi Corp.	186,200	2,237,871
Obic Co. Ltd.	21,000	1,309,471
Odakyu Electric Railway Co. Ltd.	84,600	1,672,935
Ogaki Kyoritsu Bank Ltd. (The)	152,000	438,825
Oiles Corp.	34,600	617,818
Oita Bank Ltd. (The)	180,000	677,678
Oji Holdings Corp.	272,000	1,393,294
Okasan Securities Group Inc.	77,000	466,202
Oki Electric Industry Co. Ltd.	33,500	458,410
Okinawa Electric Power Co. Inc. (The)	22,200	522,578
OKUMA Corp.	49,000	471,397
Okumura Corp.	88,000	639,522
Olympus Corp.	86,200	3,128,304
Omron Corp.	56,600	2,822,444

Security	Shares	Value
Ono Pharmaceutical Co. Ltd.	123,500	$2,700,357
Oracle Corp. Japan	12,800	858,392
Orient Corp.[a]	140,600	236,677
Oriental Land Co. Ltd./Japan	62,800	4,543,402
ORIX Corp.	381,900	6,053,648
Orix JREIT Inc.	697	1,055,955
Osaka Gas Co. Ltd.	538,000	2,149,663
OSG Corp.[a]	33,800	712,432
Otsuka Corp.	17,300	1,131,988
Otsuka Holdings Co. Ltd.	113,100	4,974,578
Pacific Metals Co. Ltd.[a,b]	147,000	393,792
Panasonic Corp.	635,500	8,747,866
Paramount Bed Holdings Co. Ltd.	9,800	446,120
Park24 Co. Ltd.	37,200	939,300
Penta-Ocean Construction Co. Ltd.	117,300	697,462
PeptiDream Inc.[a,b]	24,800	778,823
Persol Holdings Co. Ltd.	56,300	1,064,908
Pigeon Corp.	34,800	1,288,131
Pilot Corp.	14,400	626,852
Pioneer Corp.[a,b]	171,200	337,767
Pola Orbis Holdings Inc.	29,200	809,973
Premier Investment Corp.	553	563,035
Press Kogyo Co. Ltd.	109,000	512,964
Rakuten Inc.	271,800	3,315,864
Recruit Holdings Co. Ltd.	338,600	5,849,924
Relia Inc.	34,900	372,389
Relo Group Inc.	40,000	801,122
Rengo Co. Ltd.	74,200	420,374
Resona Holdings Inc.	644,100	3,313,330
Resorttrust Inc.	29,600	544,879
Ricoh Co. Ltd.	187,500	1,759,695
Ricoh Leasing Co. Ltd.	16,200	565,193
Rinnai Corp.	10,300	960,134
Rohm Co. Ltd.	29,100	2,251,731
Rohto Pharmaceutical Co. Ltd.	33,600	678,416
Royal Holdings Co. Ltd.	31,200	746,857
Ryohin Keikaku Co. Ltd.	7,100	1,812,028
Ryosan Co. Ltd.	16,100	628,730
Saizeriya Co. Ltd.	14,100	409,620
San-in Godo Bank Ltd. (The)	53,800	436,749
Sangetsu Corp.	29,200	525,360
Sankyo Co. Ltd.	9,800	321,064
Sankyo Tateyama Inc.	40,100	565,417
Sankyu Inc.	99,000	745,446

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Sanrio Co. Ltd.	17,200	$344,794
Santen Pharmaceutical Co. Ltd.	108,500	1,528,888
Sanwa Holdings Corp.	78,100	843,942
Sapporo Holdings Ltd.	23,100	628,223
Sawai Pharmaceutical Co. Ltd.	11,800	664,247
SBI Holdings Inc./Japan	60,500	864,559
SCREEN Holdings Co. Ltd.	13,600	910,810
SCSK Corp.	16,100	679,728
Secom Co. Ltd.	60,100	4,501,993
Sega Sammy Holdings Inc.	51,200	689,030
Seibu Holdings Inc.	57,200	997,033
Seiko Epson Corp.	81,300	2,141,855
Seino Holdings Co. Ltd.	50,100	673,773
Sekisui Chemical Co. Ltd.	119,200	2,192,085
Sekisui House Ltd.	169,800	2,937,442
Sekisui House SI Residential Investment Corp.	544	564,210
Senshu Ikeda Holdings Inc.	133,700	552,974
Seria Co. Ltd.	13,600	673,261
Seven & I Holdings Co. Ltd.	214,100	8,612,829
Seven Bank Ltd.	200,500	792,963
Sharp Corp./Japan[a,b]	442,000	1,552,070
Shiga Bank Ltd. (The)	108,000	571,791
Shikoku Electric Power Co. Inc.	62,300	747,070
Shimachu Co. Ltd.	18,400	460,104
Shimadzu Corp.	75,600	1,486,069
Shimamura Co. Ltd.	7,200	894,013
Shimano Inc.	22,100	3,236,146
Shimizu Corp.	159,000	1,677,850
Shin-Etsu Chemical Co. Ltd.	112,600	10,302,602
Shinko Electric Industries Co. Ltd.	67,600	492,493
Shinmaywa Industries Ltd.	50,000	436,219
Shinsei Bank Ltd.	479,000	788,977
Shionogi & Co. Ltd.	88,000	4,695,670
Ship Healthcare Holdings Inc.	19,600	601,330
Shiseido Co. Ltd.	111,500	3,935,472
Shizuoka Bank Ltd. (The)	144,000	1,283,678
SHO-BOND Holdings Co. Ltd.	11,800	622,598
Showa Corp.[b]	41,700	402,678
Showa Denko KK	42,500	1,110,050
Showa Shell Sekiyu KK	61,500	668,460
SKY Perfect JSAT Holdings Inc.	73,100	327,476
SMC Corp./Japan	16,700	5,306,457
SoftBank Group Corp.	238,400	19,327,456

Security	Shares	Value
Sohgo Security Services Co. Ltd.	22,800	$964,659
Sojitz Corp.	343,900	865,236
Sompo Holdings Inc.	106,100	4,159,692
Sony Corp.	364,900	14,992,950
Sony Financial Holdings Inc.	56,200	971,973
Sosei Group Corp.[a,b]	5,500	570,931
Sotetsu Holdings Inc.	143,000	698,855
Square Enix Holdings Co. Ltd.	27,900	912,788
Stanley Electric Co. Ltd.	43,800	1,446,853
Start Today Co. Ltd.	58,200	1,640,735
Subaru Corp.	178,800	6,462,982
Sugi Holdings Co. Ltd.	12,700	647,097
Sumco Corp.[a]	71,000	1,154,043
Sumitomo Bakelite Co. Ltd.	75,000	545,047
Sumitomo Chemical Co. Ltd.	470,000	2,756,324
Sumitomo Corp.	323,200	4,362,666
Sumitomo Dainippon Pharma Co. Ltd.[a]	54,500	763,528
Sumitomo Electric Industries Ltd.	220,500	3,567,073
Sumitomo Forestry Co. Ltd.	46,000	703,561
Sumitomo Heavy Industries Ltd.	184,000	1,342,178
Sumitomo Metal Mining Co. Ltd.	144,000	2,174,433
Sumitomo Mitsui Construction Co. Ltd.	627,900	681,913
Sumitomo Mitsui Financial Group Inc.	384,100	14,582,556
Sumitomo Mitsui Trust Holdings Inc.	94,700	3,474,490
Sumitomo Osaka Cement Co. Ltd.	119,000	556,794
Sumitomo Realty & Development Co. Ltd.	104,000	3,146,495
Sumitomo Rubber Industries Ltd.	53,500	927,698
Sumitomo Warehouse Co. Ltd. (The)	89,000	569,465
Sundrug Co. Ltd.	23,900	888,990
Suntory Beverage & Food Ltd.	40,800	1,997,629
Suruga Bank Ltd.	52,900	1,274,445
Suzuken Co. Ltd./Aichi Japan	23,000	767,048
Suzuki Motor Corp.	101,700	4,813,711
Sysmex Corp.	46,400	2,653,948
T&D Holdings Inc.	166,500	2,459,188
Tadano Ltd.	42,900	532,295

SCHEDULES OF INVESTMENTS	117

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Taiheiyo Cement Corp.	360,000	$1,352,097
Taikisha Ltd.	18,600	499,109
Taisei Corp.	299,000	2,857,541
Taisho Pharmaceutical Holdings Co. Ltd.	10,000	748,450
Taiyo Holdings Co. Ltd.	13,600	644,952
Taiyo Nippon Sanso Corp.	44,600	515,850
Taiyo Yuden Co. Ltd.	38,200	642,342
Takara Holdings Inc.	63,600	634,302
Takasago Thermal Engineering Co. Ltd.	29,000	483,443
Takashimaya Co. Ltd.	84,000	767,818
Takeda Pharmaceutical Co. Ltd.	202,000	10,661,695
Tamron Co. Ltd.	30,100	563,890
TDK Corp.	38,300	2,755,645
Teijin Ltd.	56,300	1,130,127
Terumo Corp.	93,500	3,532,852
THK Co. Ltd.	37,500	1,145,414
TIS Inc.	25,500	769,650
Toagosei Co. Ltd.	48,900	590,810
Tobu Railway Co. Ltd.	256,000	1,353,039
Toda Corp.	84,000	577,003
Toho Bank Ltd. (The)	120,000	418,118
Toho Co. Ltd./Tokyo	33,300	1,197,950
Toho Gas Co. Ltd.	126,000	851,821
Toho Holdings Co. Ltd.	24,100	476,351
Toho Zinc Co. Ltd.	79,000	340,323
Tohoku Electric Power Co. Inc.	136,500	1,855,496
Tokai Carbon Co. Ltd.	76,400	494,375
Tokai Rika Co. Ltd.	22,100	406,218
Tokai Tokyo Financial Holdings Inc.	86,800	505,898
Tokio Marine Holdings Inc.	198,800	8,357,175
Tokuyama Corp.[b]	103,000	468,881
Tokyo Century Corp.	13,400	569,981
Tokyo Dome Corp.	58,500	562,261
Tokyo Electric Power Co. Holdings Inc.[b]	438,600	1,857,684
Tokyo Electron Ltd.	47,000	6,624,960
Tokyo Gas Co. Ltd.	580,000	3,071,252
Tokyo Ohka Kogyo Co. Ltd.	13,800	448,989
Tokyo Seimitsu Co. Ltd.	21,400	742,740
Tokyo Tatemono Co. Ltd.	62,900	855,023
Tokyu Corp.	145,500	2,137,169
Tokyu Fudosan Holdings Corp.	154,300	924,445

Security	Shares	Value
TOKYU REIT Inc.	475	$576,904
TOMONY Holdings Inc.	92,400	451,568
Tomy Co. Ltd.	35,700	435,851
Topcon Corp.	34,300	586,696
Toppan Forms Co. Ltd.	36,700	380,967
Toppan Printing Co. Ltd.	136,000	1,435,142
Toray Industries Inc.	413,900	3,734,633
Toshiba Corp.[a,b]	1,198,000	2,667,161
Toshiba Machine Co. Ltd.	97,000	460,003
Tosoh Corp.	181,000	2,154,079
TOTO Ltd.	41,100	1,653,373
Toyo Ink SC Holdings Co. Ltd.	101,000	523,761
Toyo Seikan Group Holdings Ltd.	48,300	790,757
Toyo Suisan Kaisha Ltd.	25,100	910,910
Toyo Tire & Rubber Co. Ltd.	30,800	633,310
Toyobo Co. Ltd.	296,000	562,559
Toyoda Gosei Co. Ltd.	23,600	557,455
Toyota Boshoku Corp.	23,500	490,864
Toyota Industries Corp.	44,000	2,361,374
Toyota Motor Corp.	748,600	42,235,145
Toyota Tsusho Corp.	60,600	1,946,966
Trend Micro Inc./Japan	35,900	1,793,457
TS Tech Co. Ltd.	19,100	566,112
TSI Holdings Co. Ltd.	57,400	414,026
Tsubakimoto Chain Co.	61,000	517,281
Tsumura & Co.	19,100	742,427
Tsuruha Holdings Inc.	11,500	1,205,213
UACJ Corp.	117,000	345,192
Ube Industries Ltd.	356,000	966,560
ULVAC Inc.	12,900	691,144
Unicharm Corp.	118,600	3,037,049
Unipres Corp.	19,400	451,400
United Arrows Ltd.	11,700	354,193
United Urban Investment Corp.	838	1,246,818
Universal Entertainment Corp.[a]	7,900	226,286
Ushio Inc.	46,300	649,905
USS Co. Ltd.	64,900	1,308,044
V Technology Co. Ltd.[a]	2,000	342,821
Valor Holdings Co. Ltd.	20,900	471,737
Wacom Co. Ltd.[a]	91,400	329,220
WATAMI Co. Ltd.	31,200	380,911
Welcia Holdings Co. Ltd.	17,600	668,193
West Japan Railway Co.	47,000	3,367,990
Xebio Holdings Co. Ltd.	26,600	500,488

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Yahoo Japan Corp.	416,000	$1,882,438
Yakult Honsha Co. Ltd.[a]	26,000	1,769,492
Yamada Denki Co. Ltd.	174,200	928,583
Yamagata Bank Ltd. (The)[a]	97,000	439,812
Yamaguchi Financial Group Inc.	55,000	646,590
Yamaha Corp.	48,800	1,722,431
Yamaha Motor Co. Ltd.	83,900	2,110,883
Yamanashi Chuo Bank Ltd. (The)	89,000	363,265
Yamato Holdings Co. Ltd.	100,500	2,014,639
Yamato Kogyo Co. Ltd.	15,600	436,961
Yamazaki Baking Co. Ltd.	42,500	851,577
Yaskawa Electric Corp.	80,500	2,157,206
Yokogawa Electric Corp.	71,600	1,204,619
Yokohama Rubber Co. Ltd. (The)	38,000	766,225
Yoshinoya Holdings Co. Ltd.	45,900	774,727
Zenkoku Hosho Co. Ltd.	17,600	755,003
Zenrin Co. Ltd.	14,000	430,155
Zensho Holdings Co. Ltd.	33,200	599,430
Zeon Corp.	60,000	750,984
Zojirushi Corp.[a]	24,900	259,603

		1,151,470,555
MALAYSIA — 0.57%
Alliance Financial Group Bhd	499,700	458,676
AMMB Holdings Bhd	491,900	568,704
Astro Malaysia Holdings Bhd	623,900	375,958
Axiata Group Bhd	896,500	969,472
Berjaya Corp. Bhd[b]	4,432,896	341,669
British American Tobacco Malaysia Bhd	53,800	552,890
Bursa Malaysia Bhd	271,600	657,194
Capitaland Malaysia Mall Trust[a]	1,227,800	441,624
Carlsberg Brewery Malaysia Bhd	96,100	336,681
CIMB Group Holdings Bhd	1,247,200	1,908,014
Dialog Group Bhd	1,739,978	784,341
DiGi.Com Bhd[a]	994,400	1,114,824
Gamuda Bhd	588,200	728,123
Genting Bhd	694,800	1,577,357
Genting Malaysia Bhd	1,009,600	1,414,831
Genting Plantations Bhd	132,300	331,252
Hong Leong Bank Bhd	253,400	929,202
Hong Leong Financial Group Bhd	88,900	355,475

Security	Shares	Value
IHH Healthcare Bhd	1,045,600	$1,440,860
IJM Corp. Bhd	832,200	674,468
IOI Corp. Bhd	760,900	794,400
IOI Properties Group Bhd	920,741	451,607
KPJ Healthcare Bhd	517,100	502,426
Kuala Lumpur Kepong Bhd	113,800	659,171
Lafarge Malaysia Bhd[a]	305,100	406,895
Malayan Banking Bhd	1,039,600	2,316,427
Malaysia Airports Holdings Bhd	285,200	582,857
Maxis Bhd[a]	631,400	833,215
Media Prima Bhd	1,842,400	387,285
MISC Bhd	358,700	619,127
Pavilion REIT	768,900	314,277
Petronas Chemicals Group Bhd	804,400	1,305,753
Petronas Dagangan Bhd	94,500	524,865
Petronas Gas Bhd	231,500	1,013,269
PPB Group Bhd	132,900	523,343
Public Bank Bhd	803,360	3,805,241
RHB Bank Bhd	306,298	357,699
RHB Bank Bhd New[b,d]	87,100	—
Sapura Energy Bhd	1,356,400	487,880
Sime Darby Bhd	720,200	1,589,604
Sunway REIT[a]	1,044,400	417,126
Telekom Malaysia Bhd	406,600	603,988
Tenaga Nasional Bhd	973,700	3,211,175
UMW Holdings Bhd[b]	231,400	315,091
UMW Oil & Gas Corp. Bhd[b]	1,761,757	123,444
WCT Holdings Bhd[b]	806,102	357,724
YTL Corp. Bhd	1,327,500	434,077
YTL Power International Bhd	836,400	273,493

		39,173,074
MEXICO — 0.84%
Alfa SAB de CV	949,900	1,313,426
Alsea SAB de CV	202,400	785,826
America Movil SAB de CV	9,609,300	8,484,581
Arca Continental SAB de CV	144,500	1,068,460
Bolsa Mexicana de Valores SAB de CV	240,000	412,120
Cemex SAB de CV CPO[b]	4,228,812	4,075,016
Coca-Cola Femsa SAB de CV Series L	156,200	1,326,232
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	320,400	440,863
Corp Inmobiliaria Vesta SAB de CV	341,100	512,916

SCHEDULES OF INVESTMENTS	119

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
El Puerto de Liverpool SAB de CV Series C1	61,210	$548,996
Fibra Uno Administracion SA de CV	761,600	1,403,800
Fomento Economico Mexicano SAB de CV	549,500	5,534,667
Genomma Lab Internacional SAB de CV Series Bb	333,000	427,044
Gentera SAB de CV	412,500	625,597
Gruma SAB de CV Series B	66,615	917,689
Grupo Aeroportuario del Pacifico SAB de CV Series B	108,400	1,238,066
Grupo Aeroportuario del Sureste SAB de CV Series B	63,940	1,362,148
Grupo Bimbo SAB de CV	512,100	1,291,357
Grupo Carso SAB de CV Series A1	175,400	729,541
Grupo Comercial Chedraui SA de CV	182,700	380,771
Grupo Financiero Banorte SAB de CV	730,500	4,830,124
Grupo Financiero Inbursa SAB de CV Series O	742,800	1,338,768
Grupo Financiero Santander Mexico SAB de CV Series B	593,300	1,215,243
Grupo Herdez SAB de CV	137,500	309,525
Grupo Lala SAB de CV	251,800	495,160
Grupo Mexico SAB de CV Series B	1,134,300	3,685,221
Grupo Televisa SAB	707,800	3,762,820
Industrias CH SAB de CV Series Bb	70,700	341,317
Industrias Penoles SAB de CV	41,650	1,021,279
Infraestructura Energetica Nova SAB de CV	168,300	951,482
Kimberly-Clark de Mexico SAB de CV Series A	440,500	884,497
Macquarie Mexico Real Estate Management SA de CV	387,600	477,520
Mexichem SAB de CV	309,078	878,447
Promotora y Operadora de Infraestructura SAB de CV	82,360	901,989
Telesites SAB de CVb	561,755	414,176
Wal-Mart de Mexico SAB de CV	1,515,700	3,488,399

		57,875,083

Security	Shares	Value
NETHERLANDS — 2.44%
Aalberts Industries NV	31,321	$1,362,624
ABN AMRO Group NVc	107,781	3,038,336
Aegon NV	504,680	2,819,790
AerCap Holdings NVb	42,769	2,099,958
Akzo Nobel NV	71,339	6,427,589
Altice NV Class Aa,b	104,874	2,578,648
Altice NV Class Bb	34,059	839,252
Arcadis NV	23,481	478,520
ArcelorMittal[b]	195,794	5,123,521
ASM International NV	17,323	1,038,756
ASML Holding NV	108,326	16,366,859
ASR Nederland NV	31,349	1,180,888
BE Semiconductor Industries NV	15,638	1,012,018
BinckBank NV	116,063	636,435
Boskalis Westminster	24,811	884,147
Brunel International NV	21,903	335,320
Corbion NV	25,315	814,508
Eurocommercial Properties NV	20,602	830,346
Flow Traders[c]	13,073	394,266
Gemalto NVa	24,068	1,221,879
Heineken Holding NV	26,595	2,602,822
Heineken NV	63,079	6,557,219
IMCD Group NV	18,148	1,012,803
ING Groep NV	1,108,759	20,673,803
InterXion Holding NVb	25,765	1,233,371
Koninklijke Ahold Delhaize NV	362,436	7,390,365
Koninklijke BAM Groep NVa	77,151	457,170
Koninklijke DSM NV	49,664	3,652,591
Koninklijke KPN NV	973,465	3,516,601
Koninklijke Philips NV	263,973	10,077,444
Koninklijke Vopak NV	19,780	939,005
NN Group NV	83,297	3,367,525
NSI NV	22,242	865,894
NXP Semiconductors NVb	100,324	11,068,747
OCI NVa,b	23,599	504,018
Philips Lighting NVc	29,530	1,117,590
PostNL NV	140,530	662,740
Randstad Holding NV	34,178	2,054,284
RELX NV	273,868	5,740,994
SBM Offshore NVa	50,489	869,683
TKH Group NV	19,772	1,204,956
TomTom NVb	41,197	436,316
Unilever NV CVA	463,964	26,967,782

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
VastNed Retail NV	20,512	$933,489
Wereldhave NV	12,694	612,418
Wessanen[a]	32,733	575,024
Wolters Kluwer NV	86,527	3,837,309

		168,415,623
NEW ZEALAND — 0.21%
a2 Milk Co. Ltd.[a,b]	223,384	738,596
Air New Zealand Ltd.	245,536	616,704
Auckland International Airport Ltd.	272,639	1,422,701
Chorus Ltd.	140,449	469,645
Contact Energy Ltd.	189,914	763,200
Fisher & Paykel Healthcare Corp. Ltd.	170,542	1,402,667
Fletcher Building Ltd.	208,161	1,246,989
Freightways Ltd.	86,980	518,445
Infratil Ltd.	184,088	426,482
Kiwi Property Group Ltd.	412,230	423,425
Mercury NZ Ltd.	264,655	690,519
Meridian Energy Ltd.	314,105	678,241
Precinct Properties New Zealand Ltd.	435,837	411,729
Ryman Healthcare Ltd.	124,129	820,840
Sky Network Television Ltd.	119,634	296,892
SKYCITY Entertainment Group Ltd.	199,578	604,520
Spark New Zealand Ltd.	532,105	1,496,046
Trade Me Group Ltd.	135,734	556,663
Xero Ltd.[b]	26,095	516,117
Z Energy Ltd.[a]	121,902	707,405

		14,807,826
NORWAY — 0.56%
Aker ASA Class A	13,980	527,253
Aker BP ASA	38,217	717,772
Aker Solutions ASA[a,b]	58,274	290,360
Atea ASA	52,440	640,451
Austevoll Seafood ASA	56,845	503,601
Bakkafrost P/Fa	18,074	706,591
Borregaard ASA	61,074	761,357
DNB ASA	283,818	5,553,226
DNO ASA[a,b]	404,699	469,163
Gjensidige Forsikring ASA	66,063	1,138,758
Leroy Seafood Group ASA	126,510	730,586
Marine Harvest ASA	111,916	2,075,037
Norsk Hydro ASA	391,954	2,517,486

Security	Shares	Value
Norwegian Air Shuttle ASA[a,b]	18,573	$454,840
Norwegian Property ASA	344,636	433,990
Opera Software ASA[a]	77,351	318,160
Orkla ASA	235,467	2,413,854
Salmar ASA	21,468	555,624
Schibsted ASA[a]	23,772	603,822
Schibsted ASA Class B	28,826	671,271
SpareBank 1 SMN	86,736	872,695
Statoil ASA	324,537	6,054,212
Storebrand ASA	149,172	1,239,419
Subsea 7 SA	80,661	1,188,263
Telenor ASA	216,513	4,310,311
TGS Nopec Geophysical Co. ASA	35,258	741,625
Yara International ASA	50,770	2,013,092

		38,502,819
PAKISTAN — 0.06%
Engro Corp. Ltd./Pakistan	144,900	446,030
Habib Bank Ltd.	295,400	662,281
Hub Power Co. Ltd. (The)	464,700	544,517
Lucky Cement Ltd.	69,350	465,832
MCB Bank Ltd.	245,900	482,046
Oil & Gas Development Co. Ltd.	226,200	335,737
Pakistan State Oil Co. Ltd.	90,400	338,001
United Bank Ltd./Pakistan	342,100	675,435

		3,949,879
PERU — 0.08%
Cia. de Minas Buenaventura SAA ADR	61,951	758,281
Credicorp Ltd.	20,251	3,749,270
Southern Copper Corp.	29,724	1,169,342

		5,676,893
PHILIPPINES — 0.26%
Aboitiz Equity Ventures Inc.	601,050	904,672
Aboitiz Power Corp.	547,500	423,157
Ayala Corp.	88,310	1,513,836
Ayala Land Inc.	2,270,300	1,889,667
Bank of the Philippine Islands	280,887	582,259
BDO Unibank Inc.	792,520	1,977,373
DMCI Holdings Inc.	1,264,000	403,298
Energy Development Corp.	3,558,300	420,988
Globe Telecom Inc.	11,175	468,615
GT Capital Holdings Inc.	31,025	745,805
International Container Terminal Services Inc.	168,090	355,767

SCHEDULES OF INVESTMENTS	121

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
JG Summit Holdings Inc.	888,512	$1,399,855
Jollibee Foods Corp.	141,980	633,086
Manila Water Co. Inc.	517,400	328,117
Metro Pacific Investments Corp.	4,403,200	592,503
Metropolitan Bank & Trust Co.	270,287	466,012
PLDT Inc.	27,830	902,848
SM Investments Corp.	75,590	1,208,901
SM Prime Holdings Inc.	2,639,500	1,825,576
Universal Robina Corp.	279,030	890,286

		17,932,621
POLAND — 0.31%
Alior Bank SAb	29,735	527,989
Asseco Poland SA	36,493	457,129
Bank Handlowy w Warszawie SA	13,369	262,940
Bank Millennium SAb	208,190	444,645
Bank Pekao SA	43,359	1,535,002
Bank Zachodni WBK SA	11,087	1,167,222
CD Projekt SA	25,531	611,762
Cyfrowy Polsat SA	68,175	483,464
Enea SA	91,948	385,881
Eurocash SA	36,947	363,641
Globe Trade Centre SA	125,450	332,916
Grupa Azoty SA	15,658	305,357
Grupa Lotos SAb	39,139	526,053
Jastrzebska Spolka Weglowa SAb	17,737	406,728
KGHM Polska Miedz SA	41,703	1,412,839
LPP SA	391	758,182
mBank SAb	4,881	615,204
Netia SA	308,000	337,866
Orange Polska SAb	217,883	328,942
PGE Polska Grupa Energetyczna SA	250,405	908,685
Polski Koncern Naftowy ORLEN SA	89,520	2,637,281
Polskie Gornictwo Naftowe i Gazownictwo SA	610,901	1,130,436
Powszechna Kasa Oszczednosci Bank Polski SAb	268,454	2,738,864
Powszechny Zaklad Ubezpieczen SA	183,191	2,247,546
Tauron Polska Energia SAb	344,167	363,239

		21,289,813
PORTUGAL — 0.12%
Banco Comercial Portugues SAb	3,327,058	946,917

Security	Shares	Value
CTT-Correios de Portugal SA	114,115	$741,728
EDP – Energias de Portugal SA	685,102	2,423,207
Galp Energia SGPS SA	37,651	601,048
Jeronimo Martins SGPS SA	88,245	1,729,680
NOS SGPS SA	145,306	921,679
Sonae SGPS SA	571,713	655,177

		8,019,436
QATAR — 0.15%
Barwa Real Estate Co.	48,844	448,762
Commercial Bank QSC (The)[b]	85,302	731,009
Doha Bank QSC	14,844	126,393
Ezdan Holding Group QSC	301,127	1,079,368
Industries Qatar QSC	50,701	1,341,072
Masraf Al Rayan QSC	132,846	1,525,225
Ooredoo QSC	29,977	788,793
Qatar Electricity & Water Co. QSC	14,219	769,777
Qatar Gas Transport Co. Ltd.	45,371	225,437
Qatar Insurance Co. SAQ	52,548	1,010,330
Qatar Islamic Bank SAQ	27,239	721,984
Qatar National Bank QPSC	34,556	1,309,820
Vodafone Qatar QSC[b]	203,317	518,240

		10,596,210
RUSSIA — 0.47%
Gazprom PJSC ADR	1,621,465	6,307,499
LSR Group PJSC GDR[e]	288,050	720,125
Lukoil PJSC ADR	129,779	6,117,782
Magnit PJSC GDR[e]	88,326	3,241,564
Mechel PJSC[b]	78,633	374,293
Mobile TeleSystems PJSC ADR	183,225	1,570,238
Novatek PJSC GDR[e]	31,943	3,341,238
PhosAgro PJSC GDR[e]	91,702	1,265,488
Sberbank of Russia PJSC ADR	699,337	8,147,276
Sistema PJSC FC GDR[e]	223,040	892,160
TMK PJSC GDR[e]	101,371	530,170

		32,507,833
SINGAPORE — 0.96%
Ascendas REIT	604,595	1,202,775
Ascott Residence Trust[a]	513,372	450,127
Cache Logistics Trust	1,415,900	923,277
CapitaLand Commercial Trust	544,200	689,673
CapitaLand Ltd.	692,700	1,883,335
CapitaLand Mall Trust	589,300	872,748
CapitaLand Retail China Trust[a]	486,740	595,335
CDL Hospitality Trusts	677,800	799,057

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
City Developments Ltd.	123,400	$1,023,787
ComfortDelGro Corp. Ltd.[a]	608,600	1,035,858
DBS Group Holdings Ltd.	506,900	8,074,844
ESR REIT[a]	2,106,700	877,016
First REIT[a]	829,800	825,398
First Resources Ltd.[a]	248,300	342,117
Frasers Centrepoint Trust	311,600	482,140
Frasers Commercial Trust	740,200	763,543
Genting Singapore PLC	1,762,300	1,512,732
Global Logistic Properties Ltd.[a]	787,200	1,919,858
Golden Agri-Resources Ltd.	2,096,000	610,021
Hutchison Port Holdings Trust	1,462,700	694,782
Hyflux Ltd.[a]	1,213,500	429,178
Indofood Agri Resources Ltd.	617,800	225,325
Jardine Cycle & Carriage Ltd.	27,222	809,520
Keppel Corp. Ltd.	409,000	1,931,690
Keppel REIT[a]	549,360	469,538
Lippo Malls Indonesia Retail Trust	2,069,700	701,490
M1 Ltd./Singapore[a]	250,300	332,885
Mapletree Commercial Trust[a]	524,236	619,952
Mapletree Industrial Trust	505,900	691,456
Mapletree Logistics Trust	520,900	460,566
Midas Holdings Ltd.[a,b]	3,062,500	462,579
OUE Hospitality Trust[a]	924,666	514,385
Oversea-Chinese Banking Corp. Ltd.	862,450	7,218,856
Parkway Life REIT	336,700	672,308
Sabana Shari’ah Compliant Industrial REIT	1,908,188	632,688
SATS Ltd.	230,200	819,235
SembCorp Industries Ltd.	263,800	627,818
Sembcorp Marine Ltd.[a]	235,300	292,131
Singapore Airlines Ltd.	160,200	1,226,406
Singapore Exchange Ltd.	208,600	1,163,500
Singapore Post Ltd.[a]	491,200	475,927
Singapore Technologies Engineering Ltd.	427,700	1,188,056
Singapore Telecommunications Ltd.	2,149,300	6,287,003
Starhill Global REIT[a]	1,052,800	605,057
StarHub Ltd.[a]	195,600	393,448
Suntec REIT	533,300	746,589
United Engineers Ltd.[a]	202,700	391,301
United Overseas Bank Ltd.	363,500	6,425,262
UOL Group Ltd.[a]	128,800	748,771

Security	Shares	Value
Venture Corp. Ltd.	104,900	$1,017,929
Wilmar International Ltd.	441,700	1,087,001
Wing Tai Holdings Ltd.[a]	163,600	245,906
Yangzijiang Shipbuilding Holdings Ltd.	714,300	744,720

		66,236,899
SOUTH AFRICA — 1.53%
Adcock Ingram Holdings Ltd.	60,438	291,477
Aeci Ltd.	57,569	462,516
African Rainbow Minerals Ltd.	41,045	291,775
Anglo American Platinum Ltd.[b]	17,340	424,098
AngloGold Ashanti Ltd.	129,217	1,303,555
Aspen Pharmacare Holdings Ltd.	114,840	2,404,601
AVI Ltd.	99,332	737,814
Barclays Africa Group Ltd.	192,392	2,108,565
Barloworld Ltd.	70,477	633,472
Bid Corp. Ltd.	97,809	2,345,118
Bidvest Group Ltd. (The)	99,540	1,265,134
Brait SEb	123,331	588,063
Capitec Bank Holdings Ltd.	13,722	894,214
Clicks Group Ltd.	86,941	983,558
Coronation Fund Managers Ltd.	87,679	454,020
Discovery Ltd.	110,809	1,178,407
Emira Property Fund Ltd.	425,953	456,825
Exxaro Resources Ltd.	70,918	585,458
FirstRand Ltd.	973,164	3,825,166
Fortress Income Fund Ltd.	282,688	818,469
Foschini Group Ltd. (The)	58,855	676,662
Gold Fields Ltd.	268,218	1,077,039
Growthpoint Properties Ltd.	566,203	1,063,421
Harmony Gold Mining Co. Ltd.	165,453	293,944
Hyprop Investments Ltd.	77,812	697,101
Impala Platinum Holdings Ltd.[b]	175,369	468,005
Imperial Holdings Ltd.	42,175	555,695
Investec Ltd.	76,187	569,075
JSE Ltd.	49,541	495,645
Liberty Holdings Ltd.	48,260	413,367
Life Healthcare Group Holdings Ltd.	398,657	764,455
Massmart Holdings Ltd.	41,787	350,449
Metair Investments Ltd.	243,812	358,315
MMI Holdings Ltd./South Africa	281,054	439,887
Mondi Ltd.	34,511	895,095
Mr. Price Group Ltd.	70,715	927,931

SCHEDULES OF INVESTMENTS	123

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
MTN Group Ltd.	493,263	$4,429,880
Murray & Roberts Holdings Ltd.	253,398	266,002
Nampak Ltd.[b]	277,907	402,314
Naspers Ltd. Class N	126,323	27,847,310
Nedbank Group Ltd.	64,755	1,075,197
NEPI Rockcastle PLC[b]	100,477	1,336,901
Netcare Ltd.	303,030	563,857
Northam Platinum Ltd.[b]	102,708	357,469
Omnia Holdings Ltd.	32,450	334,861
Pick n Pay Stores Ltd.	136,312	655,124
Pioneer Foods Group Ltd.	43,737	464,561
PPC Ltd.[b]	691,412	249,970
PSG Group Ltd.	32,463	636,379
Rand Merchant Investment Holdings Ltd.	256,837	817,790
Redefine Properties Ltd.	1,329,959	1,085,640
Remgro Ltd.	153,286	2,483,364
Resilient REIT Ltd.	83,019	824,543
Reunert Ltd.	92,003	501,514
RMB Holdings Ltd.	200,631	966,983
Sanlam Ltd.	423,313	2,128,797
Sappi Ltd.	166,964	1,104,889
Sasol Ltd.	158,829	4,779,286
Shoprite Holdings Ltd.	126,566	1,934,691
Sibanye Gold Ltd.	573,729	730,981
SPAR Group Ltd. (The)	62,720	785,084
Standard Bank Group Ltd.	372,406	4,621,433
Steinhoff International Holdings NV Class H	867,312	4,338,614
Sun International Ltd./South Africa	63,211	265,899
Super Group Ltd./South Africa[b]	174,134	480,943
Telkom SA SOC Ltd.	93,268	459,845
Tiger Brands Ltd.	46,224	1,399,639
Tongaat Hulett Ltd.	37,797	340,220
Truworths International Ltd.	136,706	783,323
Vodacom Group Ltd.	153,080	2,066,051
Wilson Bayly Holmes-Ovcon Ltd.	35,301	367,625
Woolworths Holdings Ltd./South Africa	292,684	1,397,563

		105,382,933
SOUTH KOREA — 3.48%
Amicogen Inc.[b]	8,700	264,331
AmorePacific Corp.	9,687	2,454,103

Security	Shares	Value
AmorePacific Group	9,257	$1,005,072
Asiana Airlines Inc.[b]	69,863	323,391
BGF retail Co. Ltd.	7,343	606,312
Binggrae Co. Ltd.	6,886	412,280
BNK Financial Group Inc.	65,047	656,835
Celltrion Inc.[b]	23,643	2,292,360
Chabiotech Co. Ltd.[b]	54,352	582,837
Cheil Worldwide Inc.	23,992	436,296
CJ CGV Co. Ltd.	7,077	438,261
CJ CheilJedang Corp.	2,415	798,490
CJ Corp.	4,546	788,101
CJ E&M Corp.	7,317	488,432
CJ Korea Express Corp.[b]	3,197	532,810
CJ O Shopping Co. Ltd.	1,983	352,636
Com2uSCorp.	4,221	432,643
Cosmax Inc.[a]	3,195	295,503
Coway Co. Ltd.	15,630	1,384,150
Daelim Industrial Co. Ltd.	8,480	694,889
Daesang Corp.	14,076	323,268
Daewoo Engineering & Construction Co. Ltd.[b]	48,481	354,818
DGB Financial Group Inc.	52,734	563,131
Dong-A Socio Holdings Co. Ltd.	2,680	308,941
Dong-A ST Co. Ltd.	4,107	304,616
Dongbu Insurance Co. Ltd.	15,519	1,110,828
Dongkuk Steel Mill Co. Ltd.	23,631	303,029
Dongwon Industries Co. Ltd.	1,140	282,186
Doosan Heavy Industries & Construction Co. Ltd.	17,568	323,400
Doosan Infracore Co. Ltd.[b]	45,747	329,495
E-MART Inc.	6,175	1,401,591
Fila Korea Ltd.	6,519	431,085
Gamevil Inc.[a,b]	8,569	421,922
GemVax & Kael Co. Ltd.[b]	35,317	344,002
Grand Korea Leisure Co. Ltd.	16,982	348,275
Green Cross Corp./South Korea	2,436	400,540
Green Cross Holdings Corp.	14,835	434,822
GS Engineering & Construction Corp.[b]	13,560	385,940
GS Holdings Corp.	14,914	1,004,884
GS Retail Co. Ltd.	9,944	430,088
Halla Holdings Corp.	5,005	295,188
Hana Financial Group Inc.	85,896	3,914,656
Hana Tour Service Inc.	4,994	380,223
Handsome Co. Ltd.	15,607	503,474
Hanjin Kal Corp.[b]	19,473	409,802

124	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Hankook Tire Co. Ltd.	22,998	$1,284,460
Hanmi Pharm Co. Ltd.[b]	1,954	642,574
Hanmi Science Co. Ltd.[b]	5,278	392,884
Hanon Systems	64,838	593,887
Hansol Holdings Co. Ltd.[b]	111,748	622,126
Hanssem Co. Ltd.	3,705	582,709
Hanwha Chemical Corp.	30,202	909,528
Hanwha Corp.	12,577	550,149
Hanwha Life Insurance Co. Ltd.	72,653	490,175
Hanwha Techwin Co. Ltd.[b]	12,596	449,113
Hotel Shilla Co. Ltd.	11,808	685,867
Huchems Fine Chemical Corp.	14,491	323,087
Hyosung Corp.	6,202	928,319
Hyundai Construction Equipment Co. Ltd.[b]	430	140,829
Hyundai Department Store Co. Ltd.	6,085	603,579
Hyundai Development Co. Engineering & Construction	19,296	735,422
Hyundai Electric & Energy System Co. Ltd.[b]	445	128,841
Hyundai Engineering & Construction Co. Ltd.	23,558	953,646
Hyundai Glovis Co. Ltd.	6,270	879,666
Hyundai Greenfood Co. Ltd.	28,970	473,751
Hyundai Heavy Industries Co. Ltd.[b]	9,023	1,407,009
Hyundai Home Shopping Network Corp.	3,698	456,033
Hyundai Livart Furniture Co. Ltd.	11,416	258,098
Hyundai Marine & Fire Insurance Co. Ltd.	21,232	861,385
Hyundai Mipo Dockyard Co. Ltd.[b]	4,110	394,821
Hyundai Mobis Co. Ltd.	19,917	4,378,341
Hyundai Motor Co.	46,475	6,021,961
Hyundai Robotics Co. Ltd.[b]	1,497	589,275
Hyundai Steel Co.	21,922	1,228,282
Hyundai Wia Corp.	6,697	412,933
iMarketKorea Inc.	26,326	299,948
Industrial Bank of Korea	63,306	874,025
JB Financial Group Co. Ltd.	57,096	353,581
JW Pharmaceutical Corp.	5,811	245,100
Kakao Corp.	9,760	1,046,602
Kangwon Land Inc.	36,558	1,208,745

Security	Shares	Value
KB Financial Group Inc.	114,308	$6,067,553
KCC Corp.	1,485	579,244
KEPCO Plant Service & Engineering Co. Ltd.	9,807	394,366
Kia Motors Corp.	76,750	2,510,210
KIWOOM Securities Co. Ltd.	4,860	368,718
Kolon Industries Inc.	5,483	321,910
Kolon Life Science Inc.	2,970	314,503
Komipharm International Co. Ltd.[b]	11,971	433,247
Korea Aerospace Industries Ltd. Class A	21,834	1,008,729
Korea Electric Power Corp.	73,814	2,938,576
Korea Gas Corp.[b]	9,149	410,419
Korea Investment Holdings Co. Ltd.	11,596	737,800
Korea Kolmar Co. Ltd.	6,596	418,494
Korea Zinc Co. Ltd.	2,629	1,159,387
Korean Air Lines Co. Ltd.[b]	17,020	541,452
Korean Reinsurance Co.	47,924	552,450
KT Skylife Co. Ltd.	22,429	334,716
KT&G Corp.	34,090	3,472,821
Kumho Petrochemical Co. Ltd.	5,783	390,684
Kumho Tire Co. Inc.[a,b]	61,220	413,039
Kwangju Bank	45,106	558,258
LF Corp.	23,851	668,182
LG Chem Ltd.	13,443	3,940,221
LG Corp.	27,855	1,876,830
LG Display Co. Ltd.	69,805	1,974,289
LG Electronics Inc.	30,593	1,834,404
LG Hausys Ltd.	3,635	357,312
LG Household & Health Care Ltd.	2,882	2,552,220
LG Innotek Co. Ltd.	5,008	671,284
LG International Corp.	11,936	313,586
LG Uplus Corp.	53,329	793,466
Lotte Chemical Corp.	4,655	1,534,958
Lotte Chilsung Beverage Co. Ltd.	246	355,024
Lotte Confectionery Co. Ltd.	1,977	359,519
LOTTE Fine Chemical Co. Ltd.	8,534	329,829
Lotte Food Co. Ltd.	646	360,220
Lotte Shopping Co. Ltd.	3,471	815,757
LS Corp.	6,113	459,957
LS Industrial Systems Co. Ltd.	6,815	352,001

SCHEDULES OF INVESTMENTS	125

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Mando Corp.	2,439	$559,049
Medipost Co. Ltd.[b]	8,250	506,479
Medy-Tox Inc.	1,477	780,307
Meritz Fire & Marine Insurance Co. Ltd.	28,358	599,318
Mirae Asset Daewoo Co. Ltd.	106,772	1,035,232
Namyang Dairy Products Co. Ltd.	626	409,483
NAVER Corp.	8,295	5,952,268
NCsoft Corp.	5,482	1,768,466
Nexen Tire Corp.	23,119	274,771
NH Investment & Securities Co. Ltd.	41,215	521,149
NHN Entertainment Corp.[b]	9,072	621,797
NongShim Co. Ltd.	1,173	334,903
OCI Co. Ltd.[a]	5,399	444,831
Orion Corp./Republic of Korea[b]	9,592	703,725
Orion Holdings Corp.	3,816	94,117
Paradise Co. Ltd.	24,443	290,507
Poongsan Corp.	10,509	466,733
POSCO	21,065	6,249,569
Posco Daewoo Corp.	14,680	308,279
S-1 Corp.	6,546	539,334
S-Oil Corp.	13,850	1,441,870
Samsung Biologics Co. Ltd.[b,c]	5,237	1,272,923
Samsung C&T Corp.	21,890	2,719,012
Samsung Card Co. Ltd.	9,156	324,823
Samsung Electro-Mechanics Co. Ltd.	16,463	1,378,476
Samsung Electronics Co. Ltd.	28,408	61,179,822
Samsung Engineering Co. Ltd.[b]	43,737	398,657
Samsung Fire & Marine Insurance Co. Ltd.	9,663	2,521,421
Samsung Heavy Industries Co. Ltd.[b]	74,133	741,959
Samsung Life Insurance Co. Ltd.	20,963	2,350,973
Samsung SDI Co. Ltd.	16,301	2,454,509
Samsung SDS Co. Ltd.	10,381	1,660,515
Samsung Securities Co. Ltd.	17,901	648,662
Seah Besteel Corp.	9,219	287,103
Seegene Inc.[a,b]	14,440	376,146
Seoul Semiconductor Co. Ltd.	23,244	432,041
SFA Engineering Corp.	8,980	301,326
Shinhan Financial Group Co. Ltd.	120,177	5,713,254

Security	Shares	Value
Shinsegae Inc.	2,448	$520,642
SK Chemicals Co. Ltd.	6,044	369,969
SK Holdings Co. Ltd.	9,892	2,399,962
SK Hynix Inc.	172,376	10,166,495
SK Innovation Co. Ltd.	18,871	2,976,392
SK Networks Co. Ltd.	51,564	291,676
SK Telecom Co. Ltd.	6,165	1,531,540
SKC Co. Ltd.	11,518	373,109
SM Entertainment Co.[b]	19,854	525,158
Sung Kwang Bend Co. Ltd.[a]	43,289	382,969
Sungwoo Hitech Co. Ltd.	63,243	403,516
Tongyang Life Insurance Co. Ltd.	33,441	290,765
ViroMed Co. Ltd.[a,b]	5,612	512,028
Whanin Pharmaceutical Co. Ltd.	33,353	588,644
Woori Bank	87,512	1,493,659
YG Entertainment Inc.	16,513	435,310
Youngone Corp.	10,954	321,068
Youngone Holdings Co. Ltd.	7,098	341,247
Yuhan Corp.	2,866	605,700

		239,625,980
SPAIN — 2.34%
Abertis Infraestructuras SA	210,855	4,149,103
Acciona SA	11,541	983,095
Acerinox SAa	58,776	753,258
ACS Actividades de Construccion y Servicios SA	70,905	2,710,634
Aena SAc	20,914	4,074,671
Almirall SAa	39,740	383,261
Amadeus IT Group SA	129,970	7,977,399
Applus Services SA	65,056	836,042
Atresmedia Corp. de Medios de Comunicacion SA	44,095	515,721
Axiare Patrimonio SOCIMI SA	45,946	854,537
Banco Bilbao Vizcaya Argentaria SA	1,935,243	17,456,924
Banco de Sabadell SA	1,561,095	3,484,127
Banco Santander SA	4,622,476	31,467,734
Bankia SA	314,303	1,586,753
Bankinter SA	214,640	2,084,714
Bolsas y Mercados Espanoles SHMSF SA	298	10,895
CaixaBank SA	1,061,831	5,528,388
Cellnex Telecom SAa,c	57,800	1,294,778

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Construcciones y Auxiliar de Ferrocarriles SA	14,122	$625,868
Corp Financiera Alba SA	10,623	663,173
Distribuidora Internacional de Alimentacion SAa	202,592	1,362,196
Ebro Foods SA	31,798	758,045
Endesa SA	91,556	2,159,971
Euskaltel SAc	60,698	617,875
Faes Farma SA	203,416	642,738
Ferrovial SA	138,518	2,979,642
Fomento de Construcciones y Contratas SAb	39,403	433,250
Gas Natural SDG SA	100,958	2,355,595
Grifols SA	94,970	2,659,840
Grupo Catalana Occidente SA	19,098	847,073
Hispania Activos Inmobiliarios SOCIMI SA	55,284	993,341
Iberdrola SA	1,540,926	12,106,840
Indra Sistemas SAa,b	55,249	852,990
Industria de Diseno Textil SA	314,306	12,447,344
Inmobiliaria Colonial SA	106,367	990,588
International Consolidated Airlines Group SA	208,859	1,590,988
Liberbank SAb	278,995	321,370
Mapfre SA	369,808	1,373,848
Mediaset Espana Comunicacion SA	61,919	777,477
Merlin Properties SOCIMI SA	113,073	1,517,103
NH Hotel Group SA	103,654	688,032
Prosegur Cia. de Seguridad SA	110,512	754,401
Repsol SA	354,549	5,919,071
Siemens Gamesa Renewable Energy SA	78,296	1,278,508
Talgo SAa,c	68,118	392,641
Tecnicas Reunidas SAa	17,289	610,799
Telefonica SA	1,302,493	14,680,718
Viscofan SA	16,390	973,727
Zardoya Otis SA	77,540	810,893

		161,337,979
SWEDEN — 2.22%
AAK AB	10,216	753,976
AF AB Class B	36,035	788,052
Alfa Laval AB	86,960	1,939,360
Assa Abloy AB Class B	295,800	6,326,256
Atlas Copco AB Class A	195,792	7,082,258

Security	Shares	Value
Atlas Copco AB Class B	113,433	$3,668,425
Axfood AB	44,344	745,549
Betsson AB	45,562	437,368
BillerudKorsnas AB	55,618	878,029
Boliden AB	88,826	2,784,786
Bonava AB Class B	37,652	657,707
Castellum AB	84,556	1,311,869
Clas Ohlson AB Class B	37,607	771,755
Com Hem Holding AB	76,148	1,110,818
Dometic Group ABc	108,856	918,454
Electrolux AB Class B	71,744	2,449,693
Elekta AB Class B	121,544	1,168,252
Essity AB Class Bb	176,793	5,116,453
Fabege AB	53,236	1,049,708
Fastighets AB Balder Class Bb	39,044	991,902
Fingerprint Cards AB Class Ba,b	118,848	555,375
Getinge AB Class B	64,396	1,116,116
Hennes & Mauritz AB Class B	277,897	7,231,667
Hexagon AB Class B	78,872	3,890,436
Hexpol AB	81,778	835,568
Holmen AB Class B	17,130	772,105
Hufvudstaden AB Class A	47,466	825,031
Husqvarna AB Class B	131,349	1,333,942
ICA Gruppen AB	24,310	972,514
Industrivarden AB Class C	48,263	1,169,426
Indutrade AB	36,689	903,953
Intrum Justitia AB	27,332	887,972
Investor AB Class B	124,859	5,911,819
JM AB	25,094	879,169
Kindred Group PLC	78,399	870,825
Kinnevik AB Class B	63,406	1,943,947
Kungsleden AB	126,242	828,707
L E Lundbergforetagen AB Class B	13,395	1,052,351
Lindab International AB	55,587	583,423
Loomis AB Class B	25,171	933,521
Lundin Petroleum ABb	62,073	1,409,660
Mekonomen AB	19,538	410,612
Millicom International Cellular SA SDR	19,260	1,204,784
Modern Times Group MTG AB Class B	20,863	724,230
NCC AB Class B	31,675	823,099
NetEnt AB	69,505	669,354
Nibe Industrier AB Class B	121,442	1,156,762

SCHEDULES OF INVESTMENTS	127

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Nobia AB	41,680	$427,412
Nordea Bank AB	864,881	10,895,145
Oriflame Holding AG	15,141	580,255
Peab AB	67,066	785,983
Ratos AB Class B	84,761	404,470
Saab AB	23,298	1,079,207
Sandvik AB	335,295	5,276,646
Securitas AB Class B	99,903	1,661,129
Skandinaviska Enskilda Banken AB Class A	429,565	5,432,591
Skanska AB Class B	98,262	2,230,287
SKF AB Class B	111,995	2,223,549
SSAB AB Class Ab	100,058	504,554
SSAB AB Class Bb	115,712	476,921
Svenska Cellulosa AB SCA Class B	166,218	1,373,668
Svenska Handelsbanken AB Class A	442,772	6,579,412
Swedbank AB Class A	259,710	6,768,022
Swedish Match AB	56,486	1,983,178
Swedish Orphan Biovitrum ABa,b	65,880	1,001,754
Tele2 AB Class B	100,593	1,195,071
Telefonaktiebolaget LM Ericsson Class B	892,231	5,785,292
Telia Co. AB	682,379	3,201,400
Thule Group ABc	44,966	873,855
Trelleborg AB Class B	70,068	1,647,528
Volvo AB Class B	453,897	7,698,638
Wallenstam AB Class B	86,297	876,940
Wihlborgs Fastigheter AB	40,027	971,845

		152,781,790
SWITZERLAND — 5.42%
ABB Ltd. Registered	557,452	13,115,158
Adecco Group AG Registered	45,104	3,449,941
Allreal Holding AG Registered	6,556	1,195,212
ams AGa	17,681	1,278,178
Aryzta AGa	28,565	920,143
Ascom Holding AG Registered	44,087	875,023
Baloise Holding AG Registered	13,912	2,240,685
Banque Cantonale Vaudoise Registered	865	627,110
Barry Callebaut AG Registered	649	927,575
Basilea Pharmaceutica AG Registered[a,b]	6,483	578,185
BKW AG	14,179	809,725

Security	Shares	Value
Bucher Industries AG Registered	2,758	$921,858
Burckhardt Compression Holding AGa	1,929	574,292
Cembra Money Bank AG	13,370	1,202,101
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	267	1,523,382
Chocoladefabriken Lindt & Spruengli AG Registered	29	1,981,023
Cie. Financiere Richemont SA Class A Registered	149,590	12,736,507
Clariant AG Registered	77,814	1,814,598
COSMO Pharmaceuticals NV	3,975	636,923
Credit Suisse Group AG Registered	669,867	10,330,747
dormakaba Holding AG Class B	1,275	1,139,089
Dufry AG Registered[b]	10,224	1,632,915
EFG International AGa	43,749	326,015
Emmi AG	1,065	752,239
EMS-Chemie Holding AG Registered	2,310	1,611,266
Flughafen Zurich AG	6,257	1,599,836
Forbo Holding AG Registered	548	833,203
GAM Holding AG	55,009	869,448
Geberit AG Registered	10,219	4,927,065
Georg Fischer AG Registered	1,392	1,586,983
Givaudan SA Registered	2,558	5,103,539
Helvetia Holding AG Registered	2,062	1,155,113
Huber & Suhner AG Registered	12,115	865,761
Idorsia Ltd.[b]	26,596	498,925
Implenia AG Registered	11,217	831,815
Julius Baer Group Ltd.	60,578	3,434,333
Kudelski SA Bearer	40,592	647,890
Kuehne + Nagel International AG Registered	14,613	2,550,479
LafargeHolcim Ltd. Registered	127,877	7,667,186
Leonteq AGa,b	5,678	321,313
Logitech International SA Registered	48,007	1,748,921
Lonza Group AG Registered	21,141	5,039,571
Mobilezone Holding AG	94,048	1,364,639
Mobimo Holding AG Registered	4,822	1,379,356
Nestle SA Registered	889,100	75,285,765
Novartis AG Registered	639,137	54,583,499

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
OC Oerlikon Corp. AG Registered	69,264	$1,015,791
Panalpina Welttransport Holding AG Registered	5,429	689,281
Pargesa Holding SA Bearer	9,093	727,553
Partners Group Holding AG	5,227	3,402,141
PSP Swiss Property AG Registered	12,218	1,114,354
Roche Holding AG	200,563	50,907,269
Schindler Holding AG Participation Certificates	7,180	1,552,312
Schindler Holding AG Registered	9,666	2,037,689
Schmolz + Bickenbach AG Registered[b]	466,588	430,392
Schweiter Technologies AG Bearer	732	965,783
SGS SA Registered	1,460	3,235,197
Sika AG Bearer	625	4,317,381
Sonova Holding AG Registered	15,470	2,515,669
St Galler Kantonalbank AG Registered	1,673	746,898
Straumann Holding AG Registered	3,045	1,724,716
Sulzer AG Registered	5,057	568,673
Sunrise Communications Group AGc	11,197	884,294
Swatch Group AG (The) Bearer	7,677	3,054,568
Swatch Group AG (The) Registered	21,433	1,654,929
Swiss Life Holding AG Registered	8,450	3,091,517
Swiss Prime Site AG Registered	16,855	1,524,174
Swiss Re AG	88,381	8,541,772
Swisscom AG Registered	6,415	3,142,841
Swissquote Group Holding SA Registered	27,226	785,867
Tecan Group AG Registered	5,955	1,113,419
Temenos Group AG Registered	18,636	1,805,945
u-blox Holding AG	3,888	774,094
UBS Group AG	1,043,693	18,194,451
Valiant Holding AG Registered	8,692	1,026,987
VAT Group AGc	7,149	942,481
Vifor Pharma AGa	13,976	1,496,316
Vontobel Holding AG Registered	12,447	830,144
Zurich Insurance Group AG	42,645	13,029,741

		373,339,169

Security	Shares	Value
TAIWAN — 3.03%
Acer Inc.	908,148	$446,623
Advanced Semiconductor Engineering Inc.	1,954,916	2,628,524
Advantech Co. Ltd.	112,608	852,145
Airtac International Group	43,550	589,166
AmTRAN Technology Co. Ltd.	599,000	385,837
Asia Cement Corp.	687,329	607,762
Asustek Computer Inc.	196,000	1,823,980
AU Optronics Corp.	2,711,000	1,095,335
BES Engineering Corp.	3,132,000	675,244
Capital Securities Corp.	1,716,000	564,319
Catcher Technology Co. Ltd.	196,000	2,252,389
Cathay Financial Holding Co. Ltd.	2,404,629	3,918,059
Chailease Holding Co. Ltd.	358,988	1,031,947
Chang Hwa Commercial Bank Ltd.	1,208,947	708,661
Cheng Loong Corp.	1,228,000	644,593
Cheng Shin Rubber Industry Co. Ltd.	556,500	1,126,067
Cheng Uei Precision Industry Co. Ltd.	388,000	526,191
Chicony Electronics Co. Ltd.	200,719	516,496
Chin-Poon Industrial Co. Ltd.	207,000	409,263
China Airlines Ltd.	1,352,000	415,511
China Bills Finance Corp.	1,736,000	859,506
China Development Financial Holding Corp.	2,859,000	862,562
China Life Insurance Co. Ltd./Taiwan	1,250,654	1,323,323
China Man-Made Fiber Corp.	2,527,800	745,059
China Petrochemical Development Corp.[b]	930,050	388,092
China Steel Chemical Corp.	120,000	455,035
China Steel Corp.	3,480,575	2,858,647
China Synthetic Rubber Corp.	606,270	686,673
Chipbond Technology Corp.	337,000	555,798
Chroma ATE Inc.	168,000	531,337
Chunghwa Telecom Co. Ltd.	1,015,000	3,428,657
CMC Magnetics Corp.[b]	6,099,044	783,703
Compal Electronics Inc.	1,123,000	745,679
Compeq Manufacturing Co. Ltd.	577,000	531,225
Coretronic Corp.	282,000	357,222
CTBC Financial Holding Co. Ltd.	4,763,980	3,060,761

SCHEDULES OF INVESTMENTS	129

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
CTCI Corp.	256,000	$417,546
Delta Electronics Inc.	581,000	3,088,225
E Ink Holdings Inc.	380,000	406,484
E.Sun Financial Holding Co. Ltd.	2,365,983	1,508,343
Eclat Textile Co. Ltd.	56,365	648,667
Elan Microelectronics Corp.	445,000	674,231
Epistar Corp.[b]	383,000	366,568
Eternal Materials Co. Ltd.	401,394	451,968
EVA Airways Corp.	913,394	443,153
Everlight Electronics Co. Ltd.	277,000	421,525
Far Eastern Department Stores Ltd.	495,702	247,067
Far Eastern International Bank	1,275,893	420,854
Far Eastern New Century Corp.	735,071	604,942
Far EasTone Telecommunications Co. Ltd.	455,000	1,099,998
Faraday Technology Corp.	405,400	555,830
Feng Hsin Steel Co. Ltd.	295,000	505,092
Feng TAY Enterprise Co. Ltd.	119,628	513,051
Firich Enterprises Co. Ltd.	315,450	468,022
First Financial Holding Co. Ltd.	2,298,542	1,552,889
FLEXium Interconnect Inc.	145,770	680,683
Formosa Chemicals & Fibre Corp.	824,660	2,485,273
Formosa Petrochemical Corp.	423,000	1,484,923
Formosa Plastics Corp.	1,145,040	3,435,632
Foxconn Technology Co. Ltd.	286,287	860,885
Fubon Financial Holding Co. Ltd.	1,925,000	2,989,932
Giant Manufacturing Co. Ltd.	104,000	513,189
Gigabyte Technology Co. Ltd.	320,000	409,068
Globalwafers Co. Ltd.	55,000	434,419
Gloria Material Technology Corp.	961,408	641,565
Goldsun Building Materials Co. Ltd.[b]	1,808,000	562,240
Grand Pacific Petrochemical	631,000	456,603
Great Wall Enterprise Co. Ltd.	391,000	424,078
Highwealth Construction Corp.	286,670	474,690
Hiwin Technologies Corp.	70,593	511,992
Hon Hai Precision Industry Co. Ltd.	4,441,462	17,283,098
Hotai Motor Co. Ltd.	81,000	984,484
HTC Corp.[b]	210,000	498,651

Security	Shares	Value
Hua Nan Financial Holdings Co. Ltd.	1,530,224	$894,453
Huaku Development Co. Ltd.	263,000	556,563
Innolux Corp.	2,683,414	1,310,803
Inventec Corp.	844,000	675,021
Kenda Rubber Industrial Co. Ltd.	210,322	329,809
Kerry TJ Logistics Co. Ltd.	358,000	427,411
King Yuan Electronics Co. Ltd.	563,000	561,219
King’s Town Bank Co. Ltd.	466,000	481,502
Kinsus Interconnect Technology Corp.	171,000	461,542
Largan Precision Co. Ltd.	30,000	5,474,326
LCY Chemical Corp.	209,000	303,164
Lite-On Technology Corp.	670,074	1,084,040
Makalot Industrial Co. Ltd.	103,712	463,682
MediaTek Inc.	441,970	3,893,429
Medigen Biotechnology Corp.[b]	4,000	6,438
Mega Financial Holding Co. Ltd.	2,969,941	2,513,023
Merida Industry Co. Ltd.	73,350	351,015
Micro-Star International Co. Ltd.	249,000	646,507
Microbio Co. Ltd.[b]	943,689	731,312
Mitac Holdings Corp.	390,894	467,978
Nan Ya Plastics Corp.	1,315,300	3,310,520
Nien Made Enterprise Co. Ltd.	52,000	634,598
Novatek Microelectronics Corp.	201,000	765,511
OBI Pharma Inc.[b]	45,000	320,412
Oriental Union Chemical Corp.	458,000	426,216
PChome Online Inc.	45,341	318,335
Pegatron Corp.	570,000	1,861,271
Pou Chen Corp.	577,000	779,639
Powertech Technology Inc.	270,000	875,395
President Chain Store Corp.	176,000	1,492,143
Prince Housing & Development Corp.	1,082,521	390,769
Qisda Corp.	874,000	691,779
Quanta Computer Inc.	807,000	1,913,570
Radiant Opto-Electronics Corp.	218,060	518,511
Radium Life Tech Co. Ltd.[b]	1,849,686	811,655
Realtek Semiconductor Corp.	186,020	696,139
Ruentex Development Co. Ltd.[b]	278,310	301,394
Ruentex Industries Ltd.	226,616	336,222
Shin Kong Financial Holding Co. Ltd.	2,739,564	732,171
Shin Zu Shing Co. Ltd.	111,000	338,931

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Shinkong Synthetic Fibers Corp.	1,738,000	$527,809
Siliconware Precision Industries Co. Ltd.	600,377	989,179
Simplo Technology Co. Ltd.	167,000	530,940
Sino-American Silicon Products Inc.	267,000	536,732
SinoPac Financial Holdings Co. Ltd.	1,960,504	614,859
St. Shine Optical Co. Ltd.	21,000	432,581
Standard Foods Corp.	162,906	433,761
Synnex Technology International Corp.	471,600	524,772
Taichung Commercial Bank Co. Ltd.	1,526,763	525,851
TaiMed Biologics Inc.[b]	61,000	446,457
Tainan Spinning Co. Ltd.	852,816	372,810
Taishin Financial Holding Co. Ltd.	2,185,956	1,027,987
Taiwan Business Bank	810,487	230,030
Taiwan Cement Corp.	981,000	1,137,090
Taiwan Cooperative Financial Holding Co. Ltd.	1,857,271	1,014,885
Taiwan Hon Chuan Enterprise Co. Ltd.	411,696	744,436
Taiwan Mobile Co. Ltd.	437,000	1,563,014
Taiwan Secom Co. Ltd.	149,105	441,456
Taiwan Semiconductor Manufacturing Co. Ltd.	7,145,000	50,755,990
Tatung Co. Ltd.[b]	774,000	325,539
Teco Electric and Machinery Co. Ltd.	600,000	565,316
Tong Hsing Electronic Industries Ltd.	86,000	356,013
Transcend Information Inc.	105,000	311,222
Tripod Technology Corp.	215,000	702,058
TSRC Corp.	266,100	299,187
TTY Biopharm Co. Ltd.	112,965	368,500
Tung Ho Steel Enterprise Corp.	535,000	442,061
TXC Corp.	540,000	780,613
Uni-President Enterprises Corp.	1,379,292	2,640,230
Unimicron Technology Corp.	717,000	466,594
United Microelectronics Corp.	3,389,000	1,560,070
USI Corp.	965,940	478,244
Vanguard International Semiconductor Corp.	310,000	581,080
Walsin Lihwa Corp.	1,108,000	488,033

Security	Shares	Value
Waterland Financial Holdings Co. Ltd.	1,925,059	$610,118
Win Semiconductors Corp.	120,953	709,002
Winbond Electronics Corp.	1,191,000	719,834
Wistron Corp.	815,387	823,610
Wistron NeWeb Corp.	170,500	546,020
WPG Holdings Ltd.	477,000	668,216
Yageo Corp.	150,073	571,555
YFY Inc.[b]	1,326,000	450,117
Yuanta Financial Holding Co. Ltd.	2,891,238	1,239,971
Yulon Motor Co. Ltd.	226,000	197,592
Yungtay Engineering Co. Ltd.	326,000	539,816
Zhen Ding Technology Holding Ltd.	166,050	386,041

		208,742,960
THAILAND — 0.54%
Advanced Info Service PCL NVDR	319,900	1,783,284
Airports of Thailand PCL NVDR	1,436,200	2,222,719
Bangchak Corp. PCL NVDR	424,200	442,984
Bangkok Bank PCL Foreign	114,700	635,949
Bangkok Dusit Medical Services PCL NVDR	1,569,700	900,974
Bangkok Expressway & Metro PCL	3,158,900	711,966
Banpu PCL NVDR	862,600	422,532
BEC World PCL NVDR	728,800	405,175
Berli Jucker PCL NVDR	496,200	689,653
BTS Group Holdings PCL NVDR	3,135,800	810,418
Bumrungrad Hospital PCL NVDR	151,300	795,682
Central Pattana PCL NVDR	550,800	1,150,379
Charoen Pokphand Foods PCL NVDR	969,700	716,861
CP ALL PCL NVDR	1,579,900	2,884,285
Delta Electronics Thailand PCL NVDR	232,400	619,822
Esso Thailand PCL NVDR[b]	833,600	246,750
Glow Energy PCL NVDR	248,200	604,156
Indorama Ventures PCL NVDR	520,800	582,988
IRPC PCL NVDR	4,381,300	724,149
Jasmine International PCL NVDR	1,165,700	262,730

SCHEDULES OF INVESTMENTS	131

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Kasikornbank PCL Foreign	470,100	$2,797,163
Kasikornbank PCL NVDR	65,600	379,487
Kiatnakin Bank PCL NVDR	219,000	439,297
Krung Thai Bank PCL NVDR	1,323,600	719,942
Minor International PCL NVDR	777,200	986,784
PTT Exploration & Production PCL NVDR	441,261	1,166,919
PTT Global Chemical PCL NVDR	712,300	1,535,844
PTT PCL NVDR	335,000	3,906,060
Siam Cement PCL (The) Foreign	146,200	2,223,106
Siam Commercial Bank PCL (The) NVDR	556,700	2,459,240
Thai Airways International PCL NVDR[b]	387,400	216,538
Thai Oil PCL NVDR	327,700	844,448
Thanachart Capital PCL NVDR	398,900	572,400
Tisco Financial Group PCL NVDR	222,800	493,787
True Corp. PCL NVDR[b]	3,547,845	602,387
TTW PCL NVDR	1,900,200	622,427

		37,579,285
TURKEY — 0.28%
Akbank TAS	675,481	2,005,174
Anadolu Efes Biracilik ve Malt Sanayii AS	70,621	413,667
Arcelik AS	85,934	634,082
Aselsan Elektronik Sanayi ve TAS	90,752	619,668
BIM Birlesik Magazalar AS	69,179	1,346,808
Coca-Cola Icecek AS	36,926	445,378
Emlak Konut Gayrimenkul Yatirim Ortakligi ASb	804,055	725,638
Eregli Demir ve Celik Fabrikalari TAS	473,349	1,053,185
Ford Otomotiv Sanayi AS	38,121	486,837
Haci Omer Sabanci Holding AS	282,660	867,156
KOC Holding AS	246,228	1,144,613
TAV Havalimanlari Holding AS	72,831	440,667
Tupras Turkiye Petrol Rafinerileri AS	40,116	1,234,111
Turk Hava Yollari AOb	228,699	573,102
Turk Telekomunikasyon ASb	240,964	495,790
Turkcell Iletisim Hizmetleri AS	279,727	1,020,899

Security	Shares	Value
Turkiye Garanti Bankasi AS	689,328	$2,061,929
Turkiye Halk Bankasi AS	213,328	913,575
Turkiye Is Bankasi Class C	510,737	1,097,237
Turkiye Sinai Kalkinma Bankasi AS	698,235	303,180
Turkiye Sise ve Cam Fabrikalari AS	303,689	387,837
Turkiye Vakiflar Bankasi Tao Class D	296,759	592,903
Ulker Biskuvi Sanayi AS	65,115	392,503
Yapi ve Kredi Bankasi ASb	321,998	414,874

		19,670,813
UNITED ARAB EMIRATES — 0.18%
Abu Dhabi Commercial Bank PJSC	649,456	1,281,955
Aldar Properties PJSC	1,144,250	728,990
Amlak Finance PJSC[b]	1,213,054	376,504
Arabtec Holding PJSC[b]	323,758	304,987
Dana Gas PJSC[b]	2,184,375	380,621
DP World Ltd.	55,129	1,267,967
Dubai Islamic Bank PJSC	393,872	651,994
Emaar Malls PJSC	648,577	437,924
Emaar Properties PJSC	1,083,748	2,431,311
Emirates Telecommunications Group Co. PJSC	534,852	2,730,360
First Abu Dhabi Bank PJSC	532,243	1,543,279

		12,135,892
UNITED KINGDOM — 12.42%
3i Group PLC	266,189	3,284,707
AA PLC	201,373	648,568
Abcam PLC	73,167	990,641
Aberdeen Asset Management PLC	253,335	1,100,144
Admiral Group PLC	57,481	1,567,132
Aggreko PLC	74,393	832,175
Aldermore Group PLC[b]	126,726	362,874
Allied Minds PLC[a,b]	127,370	272,027
Amec Foster Wheeler PLC	112,760	659,740
Amerisur Resources PLC[a,b]	1,318,884	312,975
Anglo American PLC[b]	386,444	6,381,092
Antofagasta PLC	111,853	1,394,985
Arrow Global Group PLC	106,462	612,997
Ascential PLC	169,520	802,317
Ashmore Group PLC	116,394	552,413
Ashtead Group PLC	144,822	3,110,186

132	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
ASOS PLC[b]	15,830	$1,205,838
Associated British Foods PLC	100,224	3,916,342
AstraZeneca PLC	362,711	21,848,044
Auto Trader Group PLC[c]	281,339	1,419,447
AVEVA Group PLC	27,636	722,849
Aviva PLC	1,121,602	7,969,998
B&M European Value Retail SA	194,694	924,029
Babcock International Group PLC	59,859	666,438
BAE Systems PLC	891,966	7,073,178
Balfour Beatty PLC	221,088	769,484
Barclays PLC	4,788,905	12,816,308
Barratt Developments PLC	283,088	2,297,101
BBA Aviation PLC	283,543	1,120,305
Beazley PLC	181,485	1,226,211
Bellway PLC	35,298	1,484,470
Berendsen PLC	60,767	1,021,430
Berkeley Group Holdings PLC	37,156	1,712,502
BGEO Group PLC	15,481	703,511
BHP Billiton PLC	608,058	11,046,505
Big Yellow Group PLC	66,708	681,570
Bodycote PLC	65,298	783,379
boohoo.com PLC[b]	236,902	735,513
Booker Group PLC	454,020	1,152,223
Bovis Homes Group PLC	45,796	610,393
BP PLC	5,607,419	32,955,943
Brewin Dolphin Holdings PLC	170,158	805,337
British American Tobacco PLC	658,956	40,947,803
British Land Co. PLC (The)	237,751	1,913,545
Britvic PLC	94,928	893,559
BT Group PLC	2,417,586	9,991,948
BTG PLC[b]	128,295	1,114,617
Bunzl PLC	91,694	2,765,844
Burberry Group PLC	123,287	2,780,981
Burford Capital Ltd.	64,912	930,219
Cairn Energy PLC[b]	223,081	528,496
Cape PLC	161,801	556,740
Capita PLC	197,708	1,716,369
Capital & Counties Properties PLC[a]	222,211	842,529
Card Factory PLC	175,963	711,485
Carillion PLC[a]	570,349	427,090
Carnival PLC	52,004	3,510,245
Centamin PLC	369,330	808,264
Centrica PLC	1,523,189	3,986,071
Chemring Group PLC	192,536	454,355

Security	Shares	Value
Chesnara PLC	152,794	$770,492
Cineworld Group PLC	68,614	623,703
Close Brothers Group PLC	43,930	891,893
Cobham PLC	716,876	1,254,139
Coca-Cola European Partners PLC	64,126	2,777,335
Coca-Cola HBC AG	50,728	1,532,827
Compass Group PLC	448,373	9,558,289
ConvaTec Group PLC[b,c]	354,424	1,451,761
Crest Nicholson Holdings PLC	85,428	605,917
Croda International PLC	35,229	1,718,898
CYBG PLC[b]	252,112	888,097
Daily Mail & General Trust PLC Class A NVS	85,990	721,568
Dairy Crest Group PLC[a]	100,387	785,469
DCC PLC	23,942	2,103,736
De La Rue PLC	72,502	637,539
Debenhams PLC	719,059	407,628
Dechra Pharmaceuticals PLC	36,780	860,678
Derwent London PLC	25,755	967,013
Diageo PLC	715,690	23,102,327
Dialight PLC[b]	35,175	419,675
Dignity PLC	22,542	756,924
Diploma PLC	54,431	774,998
Direct Line Insurance Group PLC	380,001	1,876,650
Dixons Carphone PLC	290,278	1,029,431
Domino’s Pizza Group PLC	187,053	656,946
Drax Group PLC	136,038	571,037
DS Smith PLC	260,161	1,655,923
Dunelm Group PLC	51,508	408,791
easyJet PLC	46,287	754,238
EI Group PLC[b]	279,353	524,806
Electrocomponents PLC	142,486	1,164,648
Elementis PLC	186,122	727,288
Entertainment One Ltd.	136,298	428,916
Essentra PLC	87,233	615,844
esure Group PLC	196,771	768,900
Evraz PLC[b]	116,085	364,237
Experian PLC	260,150	5,168,538
Faroe Petroleum PLC[b]	380,971	440,727
Fenner PLC	147,928	672,334
Fevertree Drinks PLC	32,297	915,017
FirstGroup PLC[b]	420,836	640,804
Foxtons Group PLC	241,696	286,776
Fresnillo PLC	67,160	1,359,980

SCHEDULES OF INVESTMENTS	133

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
G4S PLC	450,447	$1,952,568
Galliford Try PLC	31,295	559,455
Genus PLC	32,603	743,162
GKN PLC	437,115	1,852,710
GlaxoSmithKline PLC	1,384,167	27,636,844
Glencore PLC	3,528,290	15,543,056
Go-Ahead Group PLC	24,238	573,577
Gocompare.Com Group PLC[b]	397,599	593,628
Grafton Group PLC[a]	70,227	711,506
Grainger PLC	238,077	824,533
Great Portland Estates PLC	80,099	635,703
Greencore Group PLC	242,864	716,562
Greene King PLC	87,588	790,981
Greggs PLC	53,627	777,691
GVC Holdings PLC	86,786	879,274
Halfords Group PLC	104,706	459,946
Halma PLC	107,313	1,554,822
Hammerson PLC	171,463	1,298,647
Hansteen Holdings PLC	343,618	575,321
Hargreaves Lansdown PLC	65,085	1,184,106
Hays PLC	420,821	925,389
Helical PLC	101,894	463,445
Hikma Pharmaceuticals PLC[a]	44,464	827,702
Hill & Smith Holdings PLC	34,353	606,876
Hiscox Ltd.	84,890	1,452,653
Hochschild Mining PLC	96,356	401,926
Homeserve PLC	107,745	1,029,831
Hostelworld Group PLC[c]	88,118	342,122
Howden Joinery Group PLC	178,994	1,002,665
HSBC Holdings PLC	5,692,356	56,809,191
Hunting PLC[b]	61,142	376,997
IG Group Holdings PLC	114,830	963,573
Imagination Technologies Group PLC[a,b]	160,131	305,052
IMI PLC	76,018	1,205,626
Imperial Brands PLC	268,909	11,060,904
Inchcape PLC	108,798	1,151,774
Indivior PLC	221,123	1,119,427
Informa PLC	213,616	1,958,671
Inmarsat PLC	135,100	1,381,236
InterContinental Hotels Group PLC	48,185	2,725,844
Intermediate Capital Group PLC	88,223	1,055,502
International Personal Finance PLC	196,044	491,064

Security	Shares	Value
Interserve PLC	100,331	$298,603
Intertek Group PLC	44,807	2,540,657
Intu Properties PLC	151,882	511,196
Investec PLC	172,441	1,309,464
ITE Group PLC	283,895	674,627
ITV PLC	985,622	2,247,953
IWG PLC	212,777	920,088
J D Wetherspoon PLC[a]	55,986	755,067
J Sainsbury PLC	412,982	1,332,825
Jackpotjoy PLC[a,b]	71,147	631,251
JD Sports Fashion PLC	145,468	686,372
Jimmy Choo PLC[b]	124,227	374,225
John Wood Group PLC	106,285	855,438
Johnson Matthey PLC	50,801	1,881,955
Jupiter Fund Management PLC	135,275	952,334
Just Eat PLC[b]	166,566	1,362,570
Just Group PLC	220,802	428,200
KAZ Minerals PLC[b]	80,595	762,892
Kcom Group PLC	570,383	689,927
Keller Group PLC	50,796	589,309
Kier Group PLC	39,611	673,131
Kingfisher PLC	586,386	2,275,894
Ladbrokes Coral Group PLC	321,345	535,911
Laird PLC	291,011	573,563
Lancashire Holdings Ltd.	78,294	750,401
Land Securities Group PLC	201,949	2,718,305
Legal & General Group PLC	1,659,765	5,872,997
Lloyds Banking Group PLC	20,307,730	17,557,532
London Stock Exchange Group PLC	87,062	4,301,886
LondonMetric Property PLC	413,471	917,402
Lookers PLC	264,710	383,878
Majestic Wine PLC[a]	92,522	390,019
Man Group PLC	467,429	985,976
Marks & Spencer Group PLC	445,339	1,891,677
Marston’s PLC	476,402	728,555
McCarthy & Stone PLC[c]	189,426	423,791
Mediclinic International PLC[a]	104,531	1,019,782
Meggitt PLC	209,295	1,387,898
Melrose Industries PLC	547,626	1,677,841
Merlin Entertainments PLC[c]	190,602	1,179,258
Metro Bank PLC[b]	18,777	896,614
Micro Focus International PLC	63,310	1,863,767
Mitchells & Butlers PLC	104,858	334,263
Mitie Group PLC	205,979	722,872
Mondi PLC	99,867	2,626,610

134	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Moneysupermarket.com Group PLC	177,244	$776,017
Morgan Advanced Materials PLC	176,340	696,039
National Express Group PLC	160,871	772,199
National Grid PLC	970,654	11,987,869
NEX Group PLC	101,644	894,466
Next PLC	41,763	2,174,801
NMC Health PLC	26,786	799,140
Northgate PLC	98,888	562,803
Nostrum Oil & Gas PLC[a,b]	49,267	263,052
Ocado Group PLC[a,b]	180,290	715,670
Old Mutual PLC	1,389,917	3,600,660
On the Beach Group PLC[a,c]	70,041	429,374
Oxford Instruments PLC	38,395	530,983
Pagegroup PLC	113,801	734,695
Paragon Group of Companies PLC (The)	129,913	741,602
Paysafe Group PLC[b]	146,067	1,136,148
Pearson PLC	225,266	1,952,640
Pennon Group PLC	113,155	1,200,882
Persimmon PLC	87,052	2,873,715
Petra Diamonds Ltd.[a,b]	213,250	268,487
Petrofac Ltd.	65,064	383,424
Phoenix Group Holdings[a]	92,559	930,442
Playtech PLC	77,069	975,905
Plus500 Ltd.	57,434	477,781
Polypipe Group PLC	117,927	623,742
Premier Foods PLC[a,b]	694,217	359,224
Premier Oil PLC[a,b]	315,128	251,347
Provident Financial PLC	41,418	1,125,922
Prudential PLC	735,137	17,910,220
Purplebricks Group PLC[a,b]	78,148	494,527
QinetiQ Group PLC	233,243	741,680
Randgold Resources Ltd.	27,096	2,521,974
Rathbone Brothers PLC	22,818	804,396
Reckitt Benckiser Group PLC	188,753	18,337,203
Redrow PLC	80,210	626,009
RELX PLC	301,012	6,555,782
Renewi PLC	461,807	560,117
Renishaw PLC	14,300	786,145
Rentokil Initial PLC	522,702	2,002,536
Restaurant Group PLC (The)	86,494	381,314
Rightmove PLC	27,102	1,503,515
Rio Tinto PLC	355,952	16,518,278
Rolls-Royce Holdings PLC	474,309	5,552,710

Security	Shares	Value
Rotork PLC	262,690	$801,725
Royal Bank of Scotland Group PLC[b]	974,785	3,194,778
Royal Dutch Shell PLC Class A ADR	1,239,242	34,847,983
Royal Dutch Shell PLC Class B	1,111,659	31,538,754
Royal Mail PLC	220,260	1,170,521
RPC Group PLC	118,562	1,400,503
RPS Group PLC	151,091	544,289
RSA Insurance Group PLC	280,101	2,409,494
Saga PLC	343,067	943,913
Sage Group PLC (The)	295,261	2,623,594
Savills PLC	57,397	691,618
Schroders PLC	27,926	1,268,319
Segro PLC	251,304	1,745,986
Senior PLC	194,699	637,597
Serco Group PLC[b]	380,979	557,513
Severn Trent PLC	63,254	1,867,956
Shaftesbury PLC	59,813	775,139
Shawbrook Group PLC[c]	23,816	106,517
Shire PLC	261,399	14,684,059
SIG PLC	270,971	591,223
Sirius Minerals PLC[a,b]	1,232,826	490,839
Sky PLC	270,300	3,438,777
Smith & Nephew PLC	233,977	4,071,719
Smiths Group PLC	101,217	2,048,295
SOCO International PLC	177,645	283,965
Sophos Group PLC[c]	122,582	729,651
Spectris PLC	34,844	1,130,040
Spirax-Sarco Engineering PLC	20,723	1,519,001
Spire Healthcare Group PLC[c]	103,551	470,982
Sports Direct International PLC[a,b]	93,745	468,525
SSE PLC	265,943	4,834,856
SSP Group PLC	169,020	1,135,306
ST Modwen Properties PLC	118,006	557,730
St. James’s Place PLC	141,592	2,271,747
Stagecoach Group PLC	220,732	524,677
Standard Chartered PLC[b]	934,418	10,430,411
Standard Life PLC	557,773	3,209,024
Stobart Group Ltd.	223,083	810,838
Stock Spirits Group PLC	195,717	421,868
SuperGroup PLC	23,126	456,713
Synthomer PLC	104,271	674,956
TalkTalk Telecom Group PLC[a]	223,557	530,507
Tate & Lyle PLC	151,702	1,343,975

SCHEDULES OF INVESTMENTS	135

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
Taylor Wimpey PLC	929,056	$2,332,059
Ted Baker PLC	14,749	489,803
Telford Homes PLC[a]	133,331	700,471
Tesco PLC[b]	2,356,072	5,410,873
Thomas Cook Group PLC	497,305	720,529
TP ICAP PLC	172,935	1,110,078
Travis Perkins PLC	68,598	1,372,821
TUI AG	134,173	2,106,724
Tullow Oil PLC[b]	413,504	916,385
UBM PLC	104,138	995,355
UDG Healthcare PLC[a]	84,045	938,482
Ultra Electronics Holdings PLC	31,863	880,878
Unilever PLC	366,802	20,897,623
UNITE Group PLC (The)	64,011	566,249
United Utilities Group PLC	178,430	2,111,218
Vectura Group PLC[a,b]	335,228	504,262
Vesuvius PLC	97,789	700,681
Victrex PLC	28,346	736,562
Virgin Money Holdings UK PLC	102,569	386,058
Vodafone Group PLC	7,427,783	21,739,165
Weir Group PLC (The)	63,461	1,534,394
WH Smith PLC	37,440	868,719
Whitbread PLC	49,900	2,531,432
William Hill PLC	268,296	886,038
Wm Morrison Supermarkets PLC	593,211	1,880,071
Wolseley PLC	67,819	4,047,553
Workspace Group PLC	47,692	575,304
Worldpay Group PLC[c]	574,577	2,802,726
WPP PLC	357,236	7,281,073

		855,907,460

TOTAL COMMON STOCKS
(Cost: $6,067,611,824)		6,766,198,091

INVESTMENT COMPANIES — 0.18%

RUSSIA — 0.18%
iShares MSCI Russia Capped ETF[a,f]	424,715	12,703,226

		12,703,226

TOTAL INVESTMENT COMPANIES
(Cost: $12,675,397)		12,703,226

PREFERRED STOCKS — 1.18%

BRAZIL — 0.61%
Banco Bradesco SA, Preference Shares	887,719	8,576,076

Security	Shares	Value
Bradespar SA, Preference Shares	78,400	$579,031
Braskem SA Class A, Preference Shares	53,100	633,971
Centrais Eletricas Brasileiras SA Class B, Preference Shares	69,200	369,140
Cia. Brasileira de Distribuicao, Preference Shares	46,500	1,078,800
Cia. Energetica de Minas Gerais, Preference Shares	236,002	643,436
Cia. Paranaense de Energia Class B, Preference Shares	40,000	331,648
Gerdau SA, Preference Shares	272,500	929,552
Itau Unibanco Holding SA, Preference Shares	933,060	11,142,976
Itausa-Investimentos Itau SA, Preference Shares	1,144,214	3,386,873
Lojas Americanas SA, Preference Shares	246,020	1,233,643
Metalurgica Gerdau SA, Preference Shares	227,200	382,423
Petroleo Brasileiro SA, Preference Shares	1,152,000	4,899,226
Randon SA Implemetos e Participacoes, Preference Shares	160,925	274,474
Suzano Papel e Celulose SA Class A, Preference Shares	140,000	628,096
Telefonica Brasil SA, Preference Shares	125,700	1,878,863
Vale SA, Preference Shares	557,075	5,199,961

		42,168,189
CHILE — 0.02%
Embotelladora Andina SA Class B, Preference Shares	65,567	298,340
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	28,089	1,151,817

		1,450,157
COLOMBIA — 0.03%
Bancolombia SA, Preference Shares	134,170	1,461,070
Grupo Aval Acciones y Valores SA, Preference Shares	1,150,560	505,768

		1,966,838

136	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Security	Shares	Value
GERMANY — 0.32%
Bayerische Motoren Werke AG, Preference Shares	12,246	$972,402
Draegerwerk AG & Co. KGaA, Preference Shares	4,805	514,957
Fuchs Petrolub SE, Preference Shares	17,894	1,059,071
Henkel AG & Co. KGaA, Preference Shares	47,897	6,762,353
Jungheinrich AG, Preference Shares	16,206	641,609
Porsche Automobil Holding SE, Preference Shares	40,975	2,337,458
Sartorius AG, Preference Shares[a]	10,781	1,016,229
Schaeffler AG, Preference Shares	48,224	670,334
Volkswagen AG, Preference Shares	52,581	8,065,293

		22,039,706
INDIA — 0.00%
Vedanta Ltd., Preference Shares[b,d]	4,961,160	59,258

		59,258
ITALY — 0.03%
Intesa Sanpaolo SpA, Preference Shares	276,205	879,244
Telecom Italia SpA/Milano, Preference Shares	1,614,668	1,320,212

		2,199,456
SOUTH KOREA — 0.17%
AmorePacific Corp., Preference Shares	2,851	452,216
Hyundai Motor Co., Preference Shares	4,228	381,599
Hyundai Motor Co. Series 2, Preference Shares	9,076	859,708
LG Chem Ltd., Preference Shares	1,924	394,583
LG Household & Health Care Ltd., Preference Shares	541	308,438
Samsung Electronics Co. Ltd., Preference Shares	5,081	8,767,625

		11,164,169

TOTAL PREFERRED STOCKS
(Cost: $71,729,758)		81,047,773

Security	Shares	Value
RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[a,b]	10,722	$31,704

		31,704

TOTAL RIGHTS
(Cost: $0)		31,704

SHORT-TERM INVESTMENTS — 5.31%

MONEY MARKET FUNDS — 5.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[g,h,i]	198,823,753	198,883,400
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[g,h]	167,169,319	167,169,319

		366,052,719

TOTAL SHORT-TERM INVESTMENTS
(Cost: $366,036,548)		366,052,719

TOTAL INVESTMENTS IN SECURITIES — 104.84%
(Cost: $6,518,053,527)[j]		7,226,033,513
Other Assets, Less Liabilities — (4.84)%		(333,603,122)

NET ASSETS — 100.00%		$6,892,430,391

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	Affiliated money market fund.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[j]	The cost of investments for federal income tax purposes was $6,575,697,513. Net unrealized appreciation was $650,336,000, of which $841,327,501 represented gross unrealized appreciation on securities and $190,991,501 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	137

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI TOTAL INTERNATIONAL STOCK ETF

July 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Russia Capped ETF	683,430	83,000	(341,715)	424,715	$12,703,226	$356,350	$—

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of July 31, 2017 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI EAFE E-Mini	11,300	Sep 2017	$21,910	$495,538
MSCI Emerging Markets E-Mini	5,650	Sep 2017	6,014	326,149

Total				$821,687

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$6,764,815,753	$902,796	$479,542	$6,766,198,091
Investment companies	12,703,226	—	—	12,703,226
Preferred stocks	80,988,515	—	59,258	81,047,773
Rights	31,704	—	—	31,704
Money market funds	366,052,719	—	—	366,052,719

Total	$7,224,591,917	$902,796	$538,800	$7,226,033,513

Derivative financial instruments[a]:
Assets:
Futures contracts	$821,687	$—	$—	$821,687

Total	$821,687	$—	$—	$821,687

[a] Shown	at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

138	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF

ASSETS
Investments, at cost:
Unaffiliated	$30,144,648,208	$2,701,332,363	$63,249,558
Affiliated (Note 2)	485,897,414	22,951,736	129,274

Total cost of investments	$30,630,545,622	$2,724,284,099	$63,378,832

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$33,013,325,931	$2,881,029,126	$65,657,612
Affiliated (Note 2)	485,953,264	22,953,861	129,274

Total fair value of investments	33,499,279,195	2,903,982,987	65,786,886
Foreign currency, at value[b]	42,961,102	4,048,790	50,185
Cash pledged to broker	4,066,000	—	4,000
Cash	6,617	—	1,405,523
Receivables:
Investment securities sold	744,531	372,051	18,264
Due from custodian (Note 4)	647,801	—	1,522,220
Dividends and interest	27,349,664	1,919,685	30,911
Futures variation margin	247,250	—	215
Tax reclaims	26,182,212	3,440,770	21,346
Foreign withholding tax claims (Note 9)	1,226,995	149,091	—

Total Assets	33,602,711,367	2,913,913,374	68,839,550

LIABILITIES
Payables:
Investment securities purchased	647,801	—	2,950,859
Collateral for securities on loan (Note 1)	467,987,960	22,835,424	101,059
Professional fees (Note 9)	12,270	1,491	—
Investment advisory fees (Note 2)	2,123,999	235,550	—
Proxy fees	10,326	876	13

Total Liabilities	470,782,356	23,073,341	3,051,931

NET ASSETS	$33,131,929,011	$2,890,840,033	$65,787,619

Net assets consist of:
Paid-in capital	$30,376,435,752	$2,716,631,557	$63,358,724
Undistributed net investment income	1,869,062	4,682,335	55,292
Accumulated net realized loss	(120,373,437)	(10,402,950)	(38,831)
Net unrealized appreciation	2,873,997,634	179,929,091	2,412,434

NET ASSETS	$33,131,929,011	$2,890,840,033	$65,787,619

Shares outstanding[c]	530,800,000	60,200,000	1,200,000

Net asset value per share	$62.42	$48.02	$54.82

[a]	Securities on loan with values of $442,341,416, $21,815,882 and $96,908, respectively. See Note 1.
[b]	Cost of foreign currency: $42,386,554, $4,002,844 and $50,067, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	139

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares Core MSCI Pacific ETF	iShares Core MSCI Total International Stock ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$972,500,585	$6,139,341,582
Affiliated (Note 2)	11,415,088	378,711,945

Total cost of investments	$983,915,673	$6,518,053,527

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,079,817,105	$6,847,277,568
Affiliated (Note 2)	11,416,798	378,755,945

Total fair value of investments	1,091,233,903	7,226,033,513
Foreign currency, at value[b]	852,987	30,172,571
Cash pledged to broker	—	368,694
Cash	—	822,619
Receivables:
Investment securities sold	—	2,332,921
Due from custodian (Note 4)	—	8,473
Dividends and interest	1,317,178	11,417,689
Capital shares sold	—	11,870,960
Futures variation margin	—	821,687
Tax reclaims	—	4,245,865
Foreign withholding tax claims (Note 9)	—	184,553

Total Assets	1,093,404,068	7,288,279,545

LIABILITIES
Payables:
Investment securities purchased	—	195,717,874
Collateral for securities on loan (Note 1)	11,260,412	198,873,206
Foreign taxes (Note 1)	—	651,555
Professional fees (Note 9)	—	1,846
Investment advisory fees (Note 2)	87,962	602,197
Proxy fees	414	2,476

Total Liabilities	11,348,788	395,849,154

NET ASSETS	$1,082,055,280	$6,892,430,391

Net assets consist of:
Paid-in capital	$987,671,900	$6,252,396,626
Undistributed (distributions in excess of) net investment income	(3,316,932)	13,115,068
Accumulated net realized loss	(9,654,072)	(81,623,440)
Net unrealized appreciation	107,354,384	708,542,137

NET ASSETS	$1,082,055,280	$6,892,430,391

Shares outstanding[c]	19,500,000	116,300,000

Net asset value per share	$55.49	$59.26

[a]	Securities on loan with values of $10,101,506 and $189,495,206, respectively. See Note 1.
[b]	Cost of foreign currency: $839,128 and $30,088,196, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

140	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares Core MSCI EAFE ETF	iShares Core MSCI Europe ETF	iShares Core MSCI International Developed Markets ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$592,476,249	$52,849,642	$455,048
Dividends — affiliated (Note 2)	402,365	11,138	99
Securities lending income — affiliated — net (Note 2)	8,125,009	487,577	150
Foreign withholding tax claims (Note 9)	1,226,995	149,091	—

	602,230,618	53,497,448	455,297
Less: Other foreign taxes (Note 1)	—	—	(22)

Total investment income	602,230,618	53,497,448	455,275

EXPENSES
Investment advisory fees (Note 2)	16,130,005	1,477,019	8,156
Proxy fees	528,638	44,849	688
Professional fees (Note 9)	21,287	2,452	—

Total expenses	16,679,930	1,524,320	8,844
Less investment advisory fees waived (Note 2)	—	—	(8,156)

Net expenses	16,679,930	1,524,320	688

Net investment income	585,550,688	51,973,128	454,587

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(30,241,884)	(4,900,544)	(46,636)
Investments — affiliated (Note 2)	(20,466)	(2,321)	—
In-kind redemptions — unaffiliated	—	4,215,753	—
Futures contracts	17,891,677	—	7,849
Foreign currency transactions	(1,779,004)	535,545	7,135
Realized gain distributions from affiliated funds	3,508	98	—

Net realized loss	(14,146,169)	(151,469)	(31,652)

Net change in unrealized appreciation/depreciation on:
Investments	3,310,480,415	276,925,848	2,408,054
Futures contracts	310,474	—	2,748
Translation of assets and liabilities in foreign currencies	2,316,032	255,010	1,632

Net change in unrealized appreciation/depreciation	3,313,106,921	277,180,858	2,412,434

Net realized and unrealized gain	3,298,960,752	277,029,389	2,380,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,884,511,440	$329,002,517	$2,835,369

[a]	For the period from March 21, 2017 (commencement of operations) to July 31, 2017.
[b]	Net of foreign withholding tax of $50,500,871, $4,914,005 and $62,303, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	141

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares Core MSCI Pacific ETF	iShares Core MSCI Total International Stock ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$22,243,358	$128,432,375
Dividends — affiliated (Note 2)	2,009	436,623
Securities lending income — affiliated — net (Note 2)	332,333	1,910,411
Foreign withholding tax claims (Note 9)	—	184,553

	22,577,700	130,963,962
Less: Other foreign taxes (Note 1)	—	(61,642)

Total investment income	22,577,700	130,902,320

EXPENSES
Investment advisory fees (Note 2)	900,071	4,886,714
Mauritius income taxes (Note 1)	—	26,178
Proxy fees	21,186	126,784
Commitment fees (Note 8)	—	7,640
Interest expense (Note 8)	—	637
Professional fees (Note 9)	—	3,275

Total expenses	921,257	5,051,228
Less investment advisory fees waived (Note 2)	—	(69,030)

Net expenses	921,257	4,982,198

Net investment income	21,656,443	125,920,122

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(1,771,259)	(12,723,915)
Investments — affiliated (Note 2)	(107)	(5,977)
In-kind redemptions — unaffiliated	7,979,320	—
Futures contracts	—	3,412,021
Foreign currency transactions	(514,632)	(482,269)
Realized gain distributions from affiliated funds	85	183

Net realized gain (loss)	5,693,407	(9,799,957)

Net change in unrealized appreciation/depreciation on:
Investments[c]	101,783,199	763,777,845
Futures contracts	—	477,219
Translation of assets and liabilities in foreign currencies	17,420	417,053

Net change in unrealized appreciation/depreciation	101,800,619	764,672,117

Net realized and unrealized gain	107,494,026	754,872,160

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,150,469	$880,792,282

[a]	Net of foreign withholding tax of $1,430,534 and $12,628,372, respectively.
[b]	Net of foreign capital gains taxes of $ — and $1,418, respectively.
[c]	Net of deferred foreign capital gains taxes of $ — and $649,372, respectively.

See notes to financial statements.

142	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core MSCI EAFE ETF		iShares Core MSCI Europe ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$585,550,688	$296,545,861	$51,973,128	$29,955,009
Net realized loss	(14,146,169)	(79,389,571)	(151,469)	(1,468,049)
Net change in unrealized appreciation/depreciation	3,313,106,921	(483,855,846)	277,180,858	(103,011,484)

Net increase (decrease) in net assets resulting from operations	3,884,511,440	(266,699,556)	329,002,517	(74,524,524)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(593,563,778)	(288,935,847)	(49,099,824)	(29,192,551)

Total distributions to shareholders	(593,563,778)	(288,935,847)	(49,099,824)	(29,192,551)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,881,396,662	6,125,773,247	1,712,443,009	473,276,868
Cost of shares redeemed	—	—	(61,916,853)	(106,116,186)

Net increase in net assets from capital share transactions	17,881,396,662	6,125,773,247	1,650,526,156	367,160,682

INCREASE IN NET ASSETS	21,172,344,324	5,570,137,844	1,930,428,849	263,443,607

NET ASSETS
Beginning of year	11,959,584,687	6,389,446,843	960,411,184	696,967,577

End of year	$33,131,929,011	$11,959,584,687	$2,890,840,033	$960,411,184

Undistributed net investment income included in net assets at end of year	$1,869,062	$10,445,765	$4,682,335	$996,871

SHARES ISSUED
Shares sold	310,000,000	113,100,000	38,200,000	11,200,000
Shares redeemed	—	—	(1,500,000)	(2,700,000)

Net increase in shares outstanding	310,000,000	113,100,000	36,700,000	8,500,000

See notes to financial statements.

FINANCIAL STATEMENTS	143

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Pacific ETF
	Period from March 21, 2017[a] to July 31, 2017	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$454,587	$21,656,443	$15,522,877
Net realized gain (loss)	(31,652)	5,693,407	(5,198,857)
Net change in unrealized appreciation/depreciation	2,412,434	101,800,619	(3,711,817)

Net increase in net assets resulting from operations	2,835,369	129,150,469	6,612,203

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(406,474)	(25,382,084)	(15,878,928)

Total distributions to shareholders	(406,474)	(25,382,084)	(15,878,928)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	63,358,724	235,773,555	247,470,886
Cost of shares redeemed	—	(35,862,165)	(22,862,794)

Net increase in net assets from capital share transactions	63,358,724	199,911,390	224,608,092

INCREASE IN NET ASSETS	65,787,619	303,679,775	215,341,367

NET ASSETS
Beginning of period	—	778,375,505	563,034,138

End of period	$65,787,619	$1,082,055,280	$778,375,505

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$55,292	$(3,316,932)	$429,098

SHARES ISSUED
Shares sold	1,200,000	4,500,000	5,200,000
Shares redeemed	—	(700,000)	(500,000)

Net increase in shares outstanding	1,200,000	3,800,000	4,700,000

[a]	Commencement of operations.

See notes to financial statements.

144	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core MSCI Total International Stock ETF (Consolidated)
	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$125,920,122	$55,614,664
Net realized loss	(9,799,957)	(54,048,218)
Net change in unrealized appreciation/depreciation	764,672,117	(59,844,058)

Net increase (decrease) in net assets resulting from operations	880,792,282	(58,277,612)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(117,590,346)	(53,593,530)

Total distributions to shareholders	(117,590,346)	(53,593,530)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,586,562,332	1,107,238,960
Cost of shares redeemed	—	(148,568,354)

Net increase in net assets from capital share transactions	3,586,562,332	958,670,606

INCREASE IN NET ASSETS	4,349,764,268	846,799,464

NET ASSETS
Beginning of year	2,542,666,123	1,695,866,659

End of year	$6,892,430,391	$2,542,666,123

Undistributed net investment income included in net assets at end of year	$13,115,068	$4,276,083

SHARES ISSUED AND REDEEMED
Shares sold	66,400,000	22,300,000
Shares redeemed	—	(3,400,000)

Net increase in shares outstanding	66,400,000	18,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	145

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core MSCI EAFE ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$54.16	$59.33	$60.82	$54.10	$48.62

Income from investment operations:
Net investment income[b]	1.76	1.72	1.83	2.21	1.51
Net realized and unrealized gain (loss)[c]	8.06	(5.46)	(1.77)	6.22	4.92

Total from investment operations	9.82	(3.74)	0.06	8.43	6.43

Less distributions from:
Net investment income	(1.56)	(1.43)	(1.55)	(1.71)	(0.95)

Total distributions	(1.56)	(1.43)	(1.55)	(1.71)	(0.95)

Net asset value, end of period	$62.42	$54.16	$59.33	$60.82	$54.10

Total return	18.36%	(6.24)%	0.16%	15.62%	13.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$33,131,929	$11,959,585	$6,389,447	$2,475,223	$881,841
Ratio of expenses to average net assets[e]	0.09%	0.12%	0.12%	0.13%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	n/a	0.12%	0.14%	0.14%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.09%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	3.07%[f]	3.22%	3.12%	3.67%	3.63%
Portfolio turnover rate[g]	2%	2%	5%	3%	1%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 9), which resulted in the following increases for the year ended July 31, 2017:
•	Ratio of net investment income to average net assets by 0.01%.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

146	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core MSCI Europe ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$40.87	$46.46	$47.67	$50.07

Income from investment operations:
Net investment income[b]	1.58	1.45	1.69	0.12
Net realized and unrealized gain (loss)[c]	6.71	(5.81)	(1.72)	(2.52)

Total from investment operations	8.29	(4.36)	(0.03)	(2.40)

Less distributions from:
Net investment income	(1.14)	(1.23)	(1.18)	—

Total distributions	(1.14)	(1.23)	(1.18)	—

Net asset value, end of period	$48.02	$40.87	$46.46	$47.67

Total return	20.54%	(9.39)%	(0.03)%	(4.79)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,890,840	$960,411	$696,968	$52,433
Ratio of expenses to average net assets[e]	0.11%	0.11%	0.05%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.12%	0.14%	0.14%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.11%	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	3.60%[f]	3.51%	3.68%	1.70%
Portfolio turnover rate[g]	4%	3%	1%	0%[d,h]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 9), which resulted in the following increases for the year ended July 31, 2017:
•	Ratio of net investment income to average net assets by 0.01%.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	147

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core MSCI International Developed Markets ETF

Period from Mar. 21, 2017[a] to Jul. 31, 2017
Net asset value, beginning of period	$50.87

Income from investment operations:
Net investment income[b]	0.75
Net realized and unrealized gain[c]	3.88

Total from investment operations	4.63

Less distributions from:
Net investment income	(0.68)

Total distributions	(0.68)

Net asset value, end of period	$54.82

Total return	9.14%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,788
Ratio of expenses to average net assets[d]	0.00%
Ratio of expenses to average net assets prior to waived fees[d]	0.07%
Ratio of net investment income to average net assets[e]	3.90%
Portfolio turnover rate[f]	2%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

148	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core MSCI Pacific ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Period from Jun. 10, 2014[a] to Jul. 31, 2014
Net asset value, beginning of period	$49.58	$51.18	$51.98	$49.97

Income from investment operations:
Net investment income[b]	1.28	1.18	1.29	0.07
Net realized and unrealized gain (loss)[c]	6.07	(1.66)	(1.03)	1.94

Total from investment operations	7.35	(0.48)	0.26	2.01

Less distributions from:
Net investment income	(1.44)	(1.12)	(1.06)	—

Total distributions	(1.44)	(1.12)	(1.06)	—

Net asset value, end of period	$55.49	$49.58	$51.18	$51.98

Total return	15.09%	(0.79)%	0.58%	4.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,082,055	$778,376	$563,034	$10,396
Ratio of expenses to average net assets[e]	0.11%	0.11%	0.05%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	0.13%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	2.48%	2.52%	2.53%	0.98%
Portfolio turnover rate[f]	3%	6%	4%	0%[d,g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	149

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core MSCI Total International Stock ETF (Consolidated)

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Oct. 18, 2012[a] to Jul. 31, 2013
Net asset value, beginning of period	$50.96	$54.71	$58.79	$51.89	$49.15

Income from investment operations:
Net investment income[b]	1.58	1.46	1.59	1.99	1.22
Net realized and unrealized gain (loss)[c]	8.01	(3.88)	(4.25)	6.20	2.57

Total from investment operations	9.59	(2.42)	(2.66)	8.19	3.79

Less distributions from:
Net investment income	(1.29)	(1.33)	(1.42)	(1.29)	(1.05)

Total distributions	(1.29)	(1.33)	(1.42)	(1.29)	(1.05)

Net asset value, end of period	$59.26	$50.96	$54.71	$58.79	$51.89

Total return	19.08%	(4.31)%	(4.52)%	15.82%	7.81%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,892,430	$2,542,666	$1,695,867	$793,654	$108,967
Ratio of expenses to average net assets[e]	0.12%	0.14%	0.14%	0.15%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.12%	0.14%	0.15%	0.16%	0.16%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 9)	0.12%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	2.93%	2.95%	2.86%	3.46%	3.03%
Portfolio turnover rate[f]	3%	7%	4%	4%	5%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the years ended July 31, 2017, July 31, 2016, July 31, 2015, July 31, 2014 and the period ended July 31, 2013, were 3%, 6%, 4%, 4% and 5%, respectively. See Note 4.

See notes to financial statements.

150	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI EAFE	Diversified
Core MSCI Europe	Diversified
Core MSCI International Developed Markets[a]	Non-diversified
Core MSCI Pacific	Diversified
Core MSCI Total International Stock	Diversified

[a]	The Fund commenced operations on March 21, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

The iShares Core MSCI Total International Stock ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

NOTES TO FINANCIAL STATEMENTS	151

Notes to Financial Statements (Continued)

iSHARES® TRUST

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

152	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements (Continued)

iSHARES® TRUST

taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

The iShares Core MSCI Total International Stock ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiary and are disclosed in the consolidated statements of operations. Any dividends paid by the Subsidiary to the Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

154	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan		Cash Collateral Received [a]		Net Amount
Core MSCI EAFE
Barclays Capital Inc.	$8,016,640		$8,016,640		$—
BNP Paribas Prime Brokerage Inc.	0	[b]	0	[b]	—
Citigroup Global Markets Inc.	31,207,706		31,207,706		—
Credit Suisse Securities (USA) LLC	21,865,217		21,865,217		—
Deutsche Bank Securities Inc.	9,444,625		9,444,625		—
Goldman Sachs & Co.	87,120,886		87,120,886		—
HSBC Bank PLC	4,306,853		4,306,853		—
Jefferies LLC	7,209,103		7,209,103		—
JPMorgan Securities LLC	28,495,014		28,495,014		—
Macquarie Bank Limited	9,304,148		9,304,148		—
Merrill Lynch, Pierce, Fenner & Smith	26,056,212		26,056,212		—
Morgan Stanley & Co. LLC	146,460,445		146,460,445		—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,170,866		1,170,866		—
Nomura Securities International Inc.	6,376,378		6,376,378		—
Scotia Capital (USA) Inc.	231,886		231,886		—
SEB Securities Inc.	325,024		325,024		—
SG Americas Securities LLC	4,232,285		4,232,285		—
State Street Bank & Trust Company	26,650,100		26,650,100		—
UBS AG	22,537,684		22,537,684		—
UBS Securities LLC	1,207,451		1,207,451		—
Wells Fargo Securities LLC	122,893		122,893		—

	$442,341,416		$442,341,416		$—

NOTES TO FINANCIAL STATEMENTS	155

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core MSCI Europe
Citigroup Global Markets Inc.	$1,543,862	$1,543,862	$—
Credit Suisse Securities (USA) LLC	2,464,171	2,464,171	—
Deutsche Bank Securities Inc.	514,835	514,835	—
Goldman Sachs & Co.	6,898,724	6,898,724	—
HSBC Bank PLC	215,776	215,776	—
Jefferies LLC	1,319,044	1,319,044	—
JPMorgan Securities LLC	1,717,559	1,717,559	—
Merrill Lynch, Pierce, Fenner & Smith	2,510,313	2,510,313	—
Nomura Securities International Inc.	19,529	19,529	—
SEB Securities Inc.	46,475	46,475	—
State Street Bank & Trust Company	2,871,112	2,871,112	—
UBS AG	1,694,482	1,694,482	—

	$21,815,882	$21,815,882	$—

Core MSCI International Developed Markets
Credit Suisse Securities (USA) LLC	$10,534	$10,534	$—
Morgan Stanley & Co. LLC	86,374	86,374	—

	$96,908	$96,908	$—

Core MSCI Pacific
BNP Paribas Prime Brokerage Inc.	$23,946	$23,946	$—
Citigroup Global Markets Inc.	99,299	99,299	—
Credit Suisse Securities (USA) LLC	1,665,510	1,665,510	—
Deutsche Bank Securities Inc.	512,156	512,156	—
HSBC Bank PLC	45,725	45,725	—
JPMorgan Securities LLC	2,025,007	2,025,007	—
Macquarie Bank Limited	486,882	486,882	—
Merrill Lynch, Pierce, Fenner & Smith	2,384,151	2,384,151	—
Nomura Securities International Inc.	366,837	366,837	—
State Street Bank & Trust Company	2,111,096	2,111,096	—
UBS AG	380,897	380,897	—

	$10,101,506	$10,101,506	$—

156	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core MSCI Total International Stock
Barclays Capital Inc.	$3,683,457	$3,683,457	$—
BNP Paribas New York Branch	29,522,675	29,522,675	—
BNP Paribas Prime Brokerage Inc.	319,655	319,655	—
Citigroup Global Markets Inc.	10,901,692	10,901,692	—
Credit Suisse Securities (USA) LLC	6,120,320	6,120,320	—
Deutsche Bank AG	155,917	155,917	—
Deutsche Bank Securities Inc.	4,397,156	4,397,156	—
HSBC Bank PLC	1,917,986	1,917,986	—
Jefferies LLC	357,368	357,368	—
JPMorgan Securities LLC	26,870,421	26,870,421	—
Macquarie Bank Limited	2,435,843	2,435,843	—
Merrill Lynch, Pierce, Fenner & Smith	16,265,687	16,265,687	—
Morgan Stanley & Co. International PLC	251,758	251,758	—
Morgan Stanley & Co. LLC	48,755,230	48,755,230	—
National Financial Services LLC	4,855,332	4,855,332	—
Nomura Securities International Inc.	1,109,319	1,109,319	—
SG Americas Securities LLC	962,827	962,827	—
State Street Bank & Trust Company	25,828,968	25,828,968	—
UBS AG	4,444,860	4,444,860	—
UBS Securities LLC	338,735	338,735	—

	$189,495,206	$189,495,206	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Rounds to less than $0.01.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the (Funds’) financial statements and related discolsures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

NOTES TO FINANCIAL STATEMENTS	157

Notes to Financial Statements (Continued)

iSHARES® TRUST

With respect to the iShares Core MSCI Total International Stock ETF, the Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares Core MSCI EAFE ETF, BFA is entitled to an annual investment advisory fee of 0.08%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to October 5, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Core MSCI Europe and iShares Core MSCI Pacific ETFs, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund. Prior to October 5, 2016, for its investment advisory services to each of these Funds, BFA was entitled to an investment advisory fee of 0.12% based on the average daily net assets of each Fund.

For its investment advisory services to the iShares Core MSCI International Developed Markets ETF, BFA is entitled to an annual investment advisory fee of 0.07%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. For the period ended July 31, 2017, BFA voluntarily waived its investment advisory fee for the Fund in the amount of $8,156.

For its investment advisory services to the iShares Core MSCI Total International Stock ETF, BFA is entitled to an annual investment advisory fee of 0.11%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to October 5, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.14% based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through November 30, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

158	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core MSCI EAFE	$1,973,178
Core MSCI Europe	117,803
Core MSCI International Developed Markets	41
Core MSCI Pacific	80,115
Core MSCI Total International Stock	480,705

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$9,126,330	$9,730,377
Core MSCI Total International Stock	7,904,077	8,584,974

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares Core MSCI Total International Stock ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Core MSCI EAFE	$7,104,536,248	$410,216,416
Core MSCI Europe	148,395,121	58,320,235
Core MSCI International Developed Markets	34,185,530	744,927
Core MSCI Pacific	29,222,981	28,858,596
Core MSCI Total International Stock	2,537,604,857	112,473,099

NOTES TO FINANCIAL STATEMENTS	159

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI EAFE	$11,241,729,909	$—
Core MSCI Europe	1,628,906,733	60,679,087
Core MSCI International Developed Markets	29,855,298	—
Core MSCI Pacific	230,616,706	34,980,964
Core MSCI Total International Stock	1,174,242,893	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of

160	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of July 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

	Assets
	iShares Core MSCI EAFE ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Variation margin / Net assets consist of-net unrealized appreciation[a]	$3,262,260	$2,748	$821,687

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities for the iShares Core MSCI EAFE ETF and the iShares Core MSCI International Developed Markets ETF.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended July 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core MSCI EAFE ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$17,891,677	$7,849	$3,412,021

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core MSCI EAFE ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Total International Stock ETF
Equity contracts:
Futures contracts	$310,474	$2,748	$477,219

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the average quarter-end balances of open futures contracts for the year ended July 31, 2017 :

	iShares Core MSCI EAFE ETF	iShares Core MSCI International Developed Markets ETF	iShares Core MSCI Total International Stock ETF
Average value of contracts purchased	$100,743,727	$139,663	$20,763,914

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

162	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core MSCI EAFE	$(1,982)	$(563,613)	$565,595
Core MSCI Europe	3,486,564	812,160	(4,298,724)
Core MSCI International Developed Markets	—	7,179	(7,179)
Core MSCI Pacific	6,860,706	(20,389)	(6,840,317)
Core MSCI Total International Stock	—	509,209	(509,209)

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
Core MSCI EAFE
Ordinary income	$593,563,778		$288,935,847

Core MSCI Europe
Ordinary income	$49,099,824		$29,192,551

Core MSCI International Developed Markets
Ordinary income	$406,474	$	N/A

Core MSCI Pacific
Ordinary income	$25,382,084		$15,878,928

Core MSCI Total International Stock
Ordinary income	$117,590,346		$53,593,530

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains(Losses) [a]	Total
Core MSCI EAFE	$83,456,465	$(26,606,194)	$2,698,642,988	$2,755,493,259
Core MSCI Europe	8,531,229	(3,327,217)	169,004,464	174,208,476
Core MSCI International Developed Markets	113,033	(33,761)	2,349,623	2,428,895
Core MSCI Pacific	2,087,055	(5,874,781)	98,171,106	94,383,380
Core MSCI Total International Stock	29,319,843	(39,507,114)	650,221,036	640,033,765

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, foreign withholding tax reclaims, the characterization of corporate actions, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

164	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Core MSCI EAFE	$26,606,194
Core MSCI Europe	3,327,217
Core MSCI International Developed Markets	33,761
Core MSCI Pacific	5,874,781
Core MSCI Total International Stock	39,507,114

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LINE OF CREDIT

The The iShares Core MSCI Total International Stock ETF, along with certain other iShares funds, is a party to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended July 31, 2017, the Fund’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $2,148,860, $41,211 and 1.52%, respectively.

9.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Core MSCI EAFE, iShares Core MSCI Europe and iShares Core MSCI Total International Stock ETFs have filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Funds continue to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements (Continued)

iSHARES® TRUST

shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Funds are able to pass through to their shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

166	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF,

iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF and

iShares Core MSCI Total International Stock ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF and iShares Core MSCI Total International Stock ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	167

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017.

iShares ETF	Qualified Dividend Income
Core MSCI EAFE	$588,665,447
Core MSCI Europe	56,028,895
Core MSCI International Developed Markets	482,226
Core MSCI Pacific	18,144,551
Core MSCI Total International Stock	120,090,293

For the fiscal year ended July 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI EAFE	$642,887,094	$47,237,273
Core MSCI Europe	57,763,646	4,500,431
Core MSCI International Developed Markets	517,351	57,679
Core MSCI Pacific	23,664,821	1,430,534
Core MSCI Total International Stock	141,040,615	12,197,422

168	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF and iShares Core MSCI Total International Stock ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	169

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

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low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

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pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Core MSCI International Developed Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 13-15, 2017, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

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Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ

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from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

III. iShares Core MSCI Pacific ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the

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Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports

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to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered

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under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

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Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI EAFE	$1.558786	$—	$—	$1.558786	100%	—%	—%	100%
Core MSCI Europe	1.142960	—	—	1.142960	100	—	—	100
Core MSCI Total International Stock	1.285450	—	—	1.285450	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

178	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core MSCI EAFE ETF

Period Covered: October 18, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	8	0.68
Greater than 1.0% and Less than 1.5%	57	4.82
Greater than 0.5% and Less than 1.0%	258	21.83
Greater than 0.0% and Less than 0.5%	576	48.74
AT NAV	10	0.85
Less than 0.0% and Greater than –0.5%	210	17.77
Less than –0.5% and Greater than –1.0%	46	3.89
Less than –1.0% and Greater than –1.5%	11	0.93
Less than –1.5% and Greater than –2.0%	3	0.25
Less than –2.0%	1	0.08

	1,182	100.00%

iShares Core MSCI Europe ETF

Period Covered: June 10, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.13%
Greater than 2.0% and Less than 2.5%	2	0.26
Greater than 1.5% and Less than 2.0%	2	0.26
Greater than 1.0% and Less than 1.5%	33	4.27
Greater than 0.5% and Less than 1.0%	109	14.12
Greater than 0.0% and Less than 0.5%	420	54.40
AT NAV	8	1.04
Less than 0.0% and Greater than –0.5%	168	21.76
Less than –0.5% and Greater than –1.0%	22	2.85
Less than –1.0% and Greater than –1.5%	6	0.78
Less than –1.5% and Greater than –2.0%	1	0.13

	772	100.00%

SUPPLEMENTAL INFORMATION	179

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Core MSCI International Developed Markets ETF

Period Covered: March 21, 2017 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	1.39%
Greater than 0.5% and Less than 1.0%	14	19.44
Greater than 0.0% and Less than 0.5%	52	72.22
AT NAV	2	2.78
Less than 0.0% and Greater than –0.5%	2	2.78
Less than –0.5% and Greater than –1.0%	1	1.39

	72	100.00%

iShares Core MSCI Pacific ETF

Period Covered: June 10, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.26%
Greater than 2.5% and Less than 3.0%	2	0.26
Greater than 2.0% and Less than 2.5%	5	0.65
Greater than 1.5% and Less than 2.0%	14	1.81
Greater than 1.0% and Less than 1.5%	55	7.12
Greater than 0.5% and Less than 1.0%	143	18.52
Greater than 0.0% and Less than 0.5%	270	34.98
AT NAV	6	0.78
Less than 0.0% and Greater than –0.5%	162	20.98
Less than –0.5% and Greater than –1.0%	63	8.16
Less than –1.0% and Greater than –1.5%	31	4.02
Less than –1.5% and Greater than –2.0%	12	1.55
Less than –2.0% and Greater than –2.5%	3	0.39
Less than –2.5% and Greater than –3.0%	1	0.13
Less than –3.0% and Greater than –3.5%	2	0.26
Less than –3.5% and Greater than –4.0%	1	0.13

	772	100.00%

180	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Core MSCI Total International Stock ETF

Period Covered: October 18, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	6	0.51
Greater than 1.0% and Less than 1.5%	72	6.09
Greater than 0.5% and Less than 1.0%	328	27.75
Greater than 0.0% and Less than 0.5%	556	47.05
AT NAV	15	1.27
Less than 0.0% and Greater than –0.5%	164	13.87
Less than –0.5% and Greater than –1.0%	30	2.54
Less than –1.0% and Greater than –1.5%	8	0.68
Less than –1.5% and Greater than –2.0%	1	0.08

	1,182	100.00%

SUPPLEMENTAL INFORMATION	181

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

182	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	183

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

184	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2

TRUSTEE AND OFFICER INFORMATION	185

Notes:

186	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-710-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Intl Momentum Factor ETF | IMTM | NYSE Arca
➢	iShares Edge MSCI Intl Quality Factor ETF | IQLT | NYSE Arca
➢	iShares Edge MSCI Intl Size Factor ETF | ISZE | NYSE Arca
➢	iShares Edge MSCI Intl Value Factor ETF | IVLU | NYSE Arca
➢	iShares Edge MSCI USA Momentum Factor ETF | MTUM | BATS
➢	iShares Edge MSCI USA Quality Factor ETF | QUAL | BATS
➢	iShares Edge MSCI USA Size Factor ETF | SIZE | NYSE Arca
➢	iShares Edge MSCI USA Value Factor ETF | VLUE | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.88%[a]	11.24%	12.39%	11.88%[a]	11.24%	12.39%
Since Inception	6.99%	7.17%	7.38%	18.79%	19.31%	19.90%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

[a]	The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,131.50	$1.59	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI Intl Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI World ex USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 11.88%, net of fees, while the total return for the Index was 12.39%.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

U.K. stocks contributed the most to the Index’s return for the reporting period, as the Bank of England reduced interest rates to an all-time low and the economy remained stable, despite the June 2016 Brexit vote. Many Eurozone countries also contributed to performance, led by Germany and France, which benefited from the euro’s strength relative to the U.S. dollar. Swiss stocks were another source of strength.

In the Asia-Pacific region, Japanese stocks were the most significant contributor, despite the yen’s 8% decline against the U.S. dollar, while New Zealand equities detracted fractionally from the Index’s performance for the reporting period.

From a sector perspective, financials contributed the most to the Index’s performance for the reporting period, benefiting from signs of improved economic growth, particularly in the Eurozone. Banks led the advance in the financials sector as they benefited from improved balance sheets and speculation that the European Central Bank would end its monetary stimulus policies.

The information technology sector was also a meaningful contributor to the Index’s performance during the reporting period. Within this sector, semiconductors and semiconductor equipment companies contributed the most, followed by the software and IT services industries. On the downside, the healthcare sector detracted slightly from the Index’s return for the reporting period, reflecting poor performance by pharmaceuticals stocks. The telecommunication services and utilities sectors also detracted fractionally.

The Index seeks to target exposure to the momentum factor which tilts towards companies with positive price trends and seeks to outperform the broader market over the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI World ex USA Index. The Index underperformed the broad market as investors favored value-oriented stocks over momentum-driven stocks, as rising interest rates and improving sentiment boosted undervalued securities.

Relative to the broader market, an underweight allocation in the Index to Japan and France detracted from the Index’s performance for the reporting period, while an overweight allocation to the U.K. benefited the Index’s relative return. From an industry perspective, an underweight allocation in the Index to gold producers and an overweight allocation to the commercial banking industry detracted from the Index’s performance for the reporting period. On the positive side, underweight allocations in the Index to the pharmaceutical and automobile industries benefited relative performance.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	31.56%
Industrials	20.27
Consumer Discretionary	12.89
Information Technology	9.72
Materials	8.18
Consumer Staples	6.36
Health Care	5.75
Real Estate	1.86
Telecommunication Services	1.61
Energy	0.92
Utilities	0.88

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

France	15.21%
United Kingdom	13.30
Japan	12.81
Germany	11.20
Canada	8.22
Australia	7.88
Netherlands	6.81
Switzerland	5.11
Sweden	4.85
Spain	4.00

TOTAL	89.39%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.46%	13.40%	13.76%	13.46%	13.40%	13.76%
Since Inception	6.62%	6.79%	6.94%	17.73%	18.21%	18.65%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/13/15. The first day of secondary market trading was 1/15/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,140.90	$1.59	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI Intl Quality Factor ETF (the “Fund”) seeks to track the investment results of an index that measures the performance of international developed large- and mid-capitalization stocks exhibiting relatively higher quality characteristics identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI World ex USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 13.46%, net of fees, while the total return for the Index was 13.76%.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

U.K. stocks contributed the most to the Index’s performance for the reporting period. Germany, Switzerland, and France also contributed to the Index’s return, benefiting from the euro’s strength relative to the U.S. dollar, market-friendly election results in France, and a recovery by Eurozone financial stocks. Denmark was the only country to detract from the Index’s performance.

In the Asia-Pacific region, Hong Kong equities were the most significant contributor to the Index’s performance for the reporting period. Japanese stocks also contributed to the Index’s return despite the yen’s 8% decline against the U.S. dollar.

From a sector perspective, financials contributed the most to the Index’s performance for the reporting period, led by the insurance industry. Multi-line insurers benefited from the ongoing transformation of the industry toward more fee-based products and services and gains across their multiple lines of business, including asset management and banking. Life and health insurers generally benefited from the prospect of better economic growth and higher interest rates, as well as exposure to the rapidly growing middle class in Asia.

Other key contributions to the Index’s return came from the industrials and materials sectors, reflecting improving economic conditions and a broad recovery in commodities prices during the reporting period. Additionally, modest contributions came from the information technology and consumer discretionary sectors. On the downside, the telecommunication services and healthcare sectors detracted fractionally from the Index’s return for the reporting period.

The Index seeks to optimize exposure to the quality factor while maintaining a sector allocation similar to the broader market and seeks to outperform the broader market in the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI World ex USA Index. The Index underperformed relative to the broader market as riskier stocks generally posted strong performance for the reporting period, which was an unfavorable environment for the stable, high-quality companies in the Index.

Relative to the broader market, underweight allocations in the Index to Japan and Italy detracted from performance for the reporting period, while overweight allocations to Switzerland and China benefited the Index’s relative return. From an industry perspective, an underweight allocation in the Index to the commercial banking industry and an overweight position in specialty retailers detracted from the Index’s relative performance for the reporting period. On the positive side, an underweight allocation in the Index to gold producers and an overweight allocation to chemicals companies benefited relative performance.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	24.32%
Industrials	13.69
Consumer Discretionary	11.55
Consumer Staples	10.78
Health Care	9.17
Materials	7.45
Energy	6.25
Information Technology	5.90
Telecommunication Services	4.06
Real Estate	3.64
Utilities	3.19

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

United Kingdom	21.10%
Switzerland	12.22
Japan	10.85
Germany	9.63
France	8.54
Canada	7.64
Hong Kong	6.66
Australia	4.94
Netherlands	3.39
Denmark	3.37

TOTAL	88.34%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.14%	15.23%	15.65%	15.14%	15.23%	15.65%
Since Inception	6.53%	6.63%	6.69%	14.40%	14.63%	14.72%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,130.80	$1.64	$1,000.00	$1,023.30	$1.56	0.31%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI Intl Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI World ex USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 15.14%, net of fees, while the total return for the Index was 15.65%.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

Japanese stocks contributed the most to the Index’s performance for the reporting period, despite a weaker Japanese yen. Many Eurozone countries also contributed to the Index’s performance, led by France and Germany, as they benefited from the euro’s strength relative to the U.S. dollar. Canadian stocks also performed well during the reporting period, as the Bank of Canada cited robust economic growth in raising interest rates for the first time since 2010. Other notable contributions came from the U.K. and Switzerland.

From a sector perspective, financials contributed the most to the Index’s return for the reporting period, benefiting from signs of improved economic growth, particularly in the Eurozone. Banks led the advance in the financials sector, benefiting from improved balance sheets and speculation that the European Central Bank would end its monetary stimulus policies. In addition, the insurance industry contributed to the Index’s performance.

Improved economic growth around the globe during the reporting period helps to explain the contributions of the industrials, consumer discretionary, and materials sectors to the Index’s return. In the industrials sector, the machinery and transportation infrastructure industries were the largest contributors, while contributions from the consumer discretionary sector were led by the autos and components and the hotels, restaurants, and leisure industries. In the materials sector, specialty chemicals companies were the main source of strength.

The Index seeks to capture the low size factor, tilting towards lower market capitalization and lower volatility and seeks to outperform the broader market in the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI World ex USA Index. The Index underperformed the broad market as value-oriented large-capitalization stocks posted strong performance for the reporting period, particularly in the latter half of 2016.

Relative to the broader market, an underweight allocation in the Index to Switzerland and an overweight allocation to Hong Kong detracted from the performance of the Index for the reporting period. On the positive side, small overweight allocations to Austria, Greece, and Israel benefited the Index’s relative performance. From an industry perspective, an underweight allocation in the Index to the commercial banking industry and an overweight allocation to real estate investment trusts detracted from the Index’s performance for the reporting period. In contrast, underweight allocations in the Index to pharmaceutical companies and the energy sector benefited the Index’s relative return.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Industrials	18.49%
Financials	17.91
Consumer Discretionary	12.66
Real Estate	9.76
Consumer Staples	9.33
Materials	7.22
Utilities	6.24
Health Care	5.92
Information Technology	4.78
Telecommunication Services	4.46
Energy	3.23

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	21.97%
Canada	12.07
United Kingdom	10.67
Australia	8.30
France	7.54
Hong Kong	6.02
Germany	5.84
Switzerland	4.61
Singapore	4.33
Sweden	3.35

TOTAL	84.70%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.00%[a]	22.17%	21.29%	21.00%[a]	22.17%	21.29%
Since Inception	2.78%	3.08%	2.84%	5.99%	6.66%	6.12%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

[a]	The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The inception date of the Fund was 6/16/15. The first day of secondary market trading was 6/18/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,103.60	$1.56	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI Intl Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI World ex USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 21.00%, net of fees, while the total return for the Index was 21.29%.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

Japanese stocks contributed the most to the Index’s performance for the reporting period despite a weaker Japanese yen. In Europe, the top contributors included France, which benefited from the election of centrist Emmanuel Macron, and the U.K. The euro’s strength against the U.S. dollar was also a positive factor for many Eurozone countries represented in the Index, particularly Germany, Spain, and Italy. The only country to detract from the Index’s performance for the reporting period was Israel.

From a sector perspective, financials contributed the most to the Index’s performance for the reporting period, benefiting from signs of improved economic growth, particularly in the Eurozone. Banks led the advance in the financials sector, benefiting from improved balance sheets and speculation that the European Central Bank would end its monetary stimulus policies.

Other key contributions to the Index’s return came from the industrials and materials sectors, reflecting improving economic conditions and a broad recovery in commodities prices during the reporting period. The information technology, consumer discretionary, and energy sectors were also notable contributors. The healthcare sector detracted slightly from the Index’s return for the reporting period, reflecting poor performance by pharmaceuticals stocks.

The Index selects companies with cheaper valuations relative to certain financial fundamentals while maintaining a similar sector allocation as the broader market and seeks to outperform the broader market in the long-term. For the reporting period, Index performance outpaced that of the broader market, as represented by the MSCI World ex USA Index. The value factor had a strong resurgence over the period, as rising interest rates and improving sentiment boosted undervalued securities.

Relative to the broader market, a substantial overweight allocation in the Index to Japan benefited the Index’s relative performance for the reporting period. An underweight allocation in the Index to Australia and an overweight allocation to France also helped relative performance. On the downside, underweight allocations to Switzerland and China detracted from the Index’s performance compared with the broader market. From an industry perspective, an overweight allocation in the Index to machinery and trading companies benefited the Index’s return, as did underweight allocations to gold producers and real estate investment trusts. In contrast, an overweight allocation in the Index to the automobiles and components industry and an underweight position in the semiconductors and equipment industry detracted from the Index’s relative performance.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	23.43%
Industrials	14.01
Consumer Discretionary	11.17
Health Care	9.70
Consumer Staples	9.64
Materials	9.10
Energy	6.10
Information Technology	5.59
Telecommunication Services	4.26
Utilities	3.61
Real Estate	3.39

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	40.62%
United Kingdom	13.38
France	12.57
Germany	6.80
Hong Kong	4.11
Netherlands	3.72
Spain	2.94
Italy	2.89
Canada	2.36
Israel	2.13

TOTAL	91.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.94%	18.94%	19.22%	18.94%	18.94%	19.22%
Since Inception	15.82%	15.83%	16.05%	87.88%	87.90%	89.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,181.20	$0.81	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI USA Momentum Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, as represented by the MSCI USA Momentum Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.94%, net of fees, while the total return for the Index was 19.22%.

The leading contributor to the Index’s performance for the reporting period was the information technology sector, with virtually every industry in the sector posting strong returns. Semiconductor and semiconductor equipment companies contributed the most to the sector, benefiting from strong demand for chips for artificial intelligence, automotive, and other applications. The software

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

and internet software and services industries were other sources of strength, driven by several large, industry-leading companies with strong earnings growth and stock price gains.

The financials sector also contributed to the Index’s performance for the reporting period. The banking industry was the main source of strength, benefiting from signs of improved economic growth, higher interest rates, and anticipated regulatory rollbacks by President Trump’s administration. The multi-line insurance and life and health insurance industries also helped the Index’s performance, as did the capital markets industry.

Another key contribution to the Index’s return for the reporting period came from the healthcare sector, led by the healthcare providers and services and the healthcare equipment and supplies industries. Many of these stocks did well as investors calculated that managed care companies and pharmacy benefit managers, among others, were well-positioned regardless of healthcare policy outcomes in Washington, D.C.

On the downside, the telecommunication services, consumer staples, and energy sectors all detracted fractionally from the Index’s return for the reporting period.

The Index seeks to target exposure to the momentum factor which tilts towards companies with positive price trends and seeks to outperform the broader U.S. market over the long-term. For the reporting period, Index performance outpaced that of the broader market, as represented by the MSCI USA Index. Investors moved away from value-oriented companies in favor of stocks with rising price trends, as stronger global growth underpinned gains.

Relative to the broader market, an underweight allocation in the Index to the energy sector helped the Index’s performance for the reporting period as declining energy prices weighed on the sector. Overweight allocations in the Index to key industries in the information technology sector, including semiconductor manufacturers and internet software and services companies, also benefited relative performance. In contrast, an underweight allocation in the Index to the commercial banking industry and an overweight allocation to the utilities sector detracted from the Index’s performance relative to the broader market.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Information Technology	32.31%
Financials	24.89
Consumer Discretionary	14.09
Health Care	12.85
Industrials	12.38
Materials	1.49
Real Estate	0.96
Telecommunication Services	0.74
Utilities	0.29

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

JPMorgan Chase & Co.	5.09%
Microsoft Corp.	5.05
Bank of America Corp.	4.92
Apple Inc.	4.57
Comcast Corp. Class A	4.52
UnitedHealth Group Inc.	4.40
Home Depot Inc. (The)	3.95
NVIDIA Corp.	3.64
Boeing Co. (The)	3.31
Charter Communications Inc. Class A	2.72

TOTAL	42.17%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.62%	12.70%	12.83%	12.62%	12.70%	12.83%
Since Inception	12.42%	12.43%	12.61%	60.56%	60.62%	61.57%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/16/13. The first day of secondary market trading was 7/18/13.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Quality Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Sector Neutral Quality Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.90	$0.78	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI USA Quality Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with quality characteristics identified through three fundamental variables: return on equity, earnings variability and debt-to-equity, as represented by the MSCI USA Sector Neutral Quality Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 12.62%, net of fees, while the total return for the Index was 12.83%.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

The leading contribution to the Index’s performance for the reporting period came from the information technology sector, where gains were driven by several large, industry-leading companies with strong earnings growth and stock prices. By industry, the technology hardware, storage, and peripherals industry was the leading contributor, followed by the data processing and outsourced services, and systems software industries.

The financials sector was also a solid contributor to the Index’s performance during the reporting period, due to strength in the capital markets industry. Within this industry, asset management and custody banks and investment banking and brokerage companies all benefited from strength in financial markets, growth in assets under management, and rising transaction volumes. The insurance brokers, life and health insurance, and property and casualty insurance industries generally benefited from the prospect of better economic growth, higher interest rates, and a transition to more fee-based services.

Another key contribution to the Index’s performance for the reporting period came from the industrials sector, reflecting positive performance by the aerospace and defense industry. Increasing travel and rising airline profitability drove demand for new, more fuel-efficient aircraft, while defense spending was strong in the U.S. and abroad.

On the downside, the consumer staples and telecommunication services sectors detracted slightly from the Index’s return for the reporting period.

The Index seeks to optimize exposure to the quality factor while maintaining a sector allocation similar to the broader market and seeks to outperform the broader U.S. market in the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI USA Index. High-quality companies with stable balance sheets and low leverage, which tend to underperform in periods of economic expansion and improving sentiment, trailed the broader market for the period.

Relative to the broader market, an underweight allocation in the Index to the commercial banking industry detracted the most from the Index’s return for the reporting period, as rising interest rates and stable credit conditions boosted performance in the industry. An overweight allocation in the Index to specialty retailers and an underweight allocation to internet software and services companies also weighed on relative performance. In contrast, overweight allocations in the Index to capital markets firms, IT services providers, and aerospace and defense companies benefited the Index’s performance relative to the broader market.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Information Technology	23.31%
Financials	14.62
Health Care	14.36
Consumer Discretionary	12.42
Industrials	9.62
Consumer Staples	8.17
Energy	6.04
Utilities	3.19
Real Estate	3.05
Materials	3.02
Telecommunication Services	2.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

Altria Group Inc.	6.32%
Johnson & Johnson	5.02
Microsoft Corp.	3.94
Apple Inc.	3.57
3M Co.	3.15
MasterCard Inc. Class A	2.65
Gilead Sciences Inc.	2.41
Charles Schwab Corp. (The)	2.34
Visa Inc. Class A	2.31
Starbucks Corp.	2.28

TOTAL	33.99%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.93%	13.88%	14.11%	13.93%	13.88%	14.11%
Since Inception	12.91%	12.92%	13.07%	68.39%	68.47%	69.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,086.90	$0.78	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI USA Size Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with relatively smaller average market capitalization, as represented by the MSCI USA Risk Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 13.93%, net of fees, while the total return for the Index was 14.11%.

The leading contributions to the Index’s performance for the reporting period came from the financials sector. The insurance industry was the main source of strength, led by property and casualty insurers, among other insurers. The property and casualty insurance industry generally benefited from the prospect of better economic growth and higher interest rates, while the multi-line

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

insurance industry benefited from the ongoing transformation of the industry toward more fee-based products and services and gains across their multiple lines of business. A stronger economy and higher interest rates helped the banking industry, as did strength in financial markets and rising transaction volumes.

In the information technology sector, every industry posted solid gains, leading to a notable contribution to the Index’s performance for the reporting period. The software, IT services, and semiconductors and semiconductor equipment industries were the leading contributors. Broad-based gains in the sector continued to reflect strong sector trends toward the creation and adoption of artificial intelligence, virtual reality, big data applications, software as a service, cybersecurity, and mobile communication, among others.

The industrials sector was another source of strength for the Index’s performance during the reporting period, led by the machinery and aerospace and defense industries. Reflecting the general rise in economic activity, commercial and professional services and transportation-related companies also performed well.

On the downside, the telecommunication services sector detracted fractionally from the Index’s return for the reporting period.

The Index seeks to capture the low size factor, tilting towards lower market capitalization and lower volatility and seeks to outperform the broader U.S. market in the long-term. For the reporting period, Index performance trailed that of the broader market, as represented by the MSCI USA Index. The broader market was driven by trending, large-capitalization stocks, which worked against the size factor during the reporting period.

Relative to the broader market, underweight allocations in the Index to several industries in the information technology sector detracted from the Index’s performance for the reporting period. These included computer peripherals and office equipment, internet software and services, and semiconductors and equipment. In contrast, underweight allocations in the Index to the energy sector and the pharmaceuticals industry, as well as an overweight allocation to the property and casualty insurance industry, benefited the Index’s performance relative to the broader U.S. market.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Financials	18.82%
Consumer Discretionary	13.15
Industrials	13.13
Information Technology	12.43
Health Care	10.85
Consumer Staples	8.36
Utilities	7.94
Real Estate	7.26
Materials	4.23
Energy	2.77
Telecommunication Services	1.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 7/31/17

Security	Percentage of Total Investments*

Republic Services Inc.	0.46%
RenaissanceRe Holdings Ltd.	0.46
Arch Capital Group Ltd.	0.45
PepsiCo Inc.	0.45
Everest Re Group Ltd.	0.44
Procter & Gamble Co. (The)	0.43
Chubb Ltd.	0.42
Johnson & Johnson	0.42
Waste Management Inc.	0.41
Berkshire Hathaway Inc. Class B	0.40

TOTAL	4.34%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.10%	19.10%	19.37%	19.10%	19.10%	19.37%
Since Inception	12.08%	12.08%	12.27%	63.16%	63.20%	64.27%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/13. The first day of secondary market trading was 4/18/13.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Value Weighted Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Enhanced Value Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.70	$0.77	$1,000.00	$1,024.10	$0.75	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

The iShares Edge MSCI USA Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, as represented by the MSCI USA Enhanced Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 19.10%, net of fees, while the total return for the Index was 19.37%.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

The leading contributions to the Index’s performance for the reporting period came from the financials and information technology sectors. Within the financials sector, the banking industry was the main source of strength, benefiting from signs of improved economic growth, higher interest rates, and anticipated regulatory rollbacks by President Trump’s administration. Similarly, the life and health insurance industry generally benefited from the prospect of improved economic growth and higher interest rates, while the multi-line insurance industry benefited from the ongoing transformation of the industry toward more fee-based products and services and gains across their multiple lines of business.

In the information technology sector, contributions to the Index’s return for the reporting period were led by large, industry-leading companies with strong earnings growth and stock price gains. Within the sector, the technology hardware, storage, and peripherals industry was the leading contributor to the Index’s return, driven by strong demand for mobile communication, personal computers, and other electronic devices. The semiconductors and semiconductor equipment industry also contributed, benefiting from strong demand for chips for artificial intelligence, automotive, and other applications.

Another key contribution to the Index’s return for the reporting period came from the industrials sector, led by the airlines industry, which benefited from increased travel volumes and rising profitability.

On the downside, the telecommunication services sector detracted fractionally from the Index’s return for the reporting period.

The Index selects companies with cheaper valuations relative to certain financial fundamentals while maintaining a similar sector allocation as the broader U.S. market and seeks to outperform the broader market in the long-term. For the reporting period, Index performance outpaced that of the broader market, as represented by the MSCI USA Index. The value factor had a strong resurgence over the period, as rising interest rates and improving sentiment boosted undervalued securities.

Relative to the broader market, an overweight allocation in the Index to the computer peripherals and office equipment industry benefited the Index’s performance the most for the reporting period. Overweight allocations in the Index to the commercial banking industry and the real estate sector also helped relative performance. In contrast, an overweight allocation in the Index to food and staples retailers and an underweight allocation to internet software and services companies detracted from the Index’s performance relative to the broader market.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Information Technology	21.85%
Health Care	14.35
Financials	14.34
Consumer Discretionary	13.10
Industrials	9.59
Consumer Staples	8.89
Energy	6.26
Utilities	3.24
Materials	3.10
Real Estate	3.09
Telecommunication Services	2.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/17

Security	Percentage of Total Investments*

Apple Inc.	9.34%
Wal-Mart Stores Inc.	3.60
General Motors Co.	3.49
Pfizer Inc.	3.32
Chevron Corp.	3.13
Intel Corp.	3.09
Gilead Sciences Inc.	2.90
Cisco Systems Inc.	2.85
Bank of America Corp.	2.73
Citigroup Inc.	2.68

TOTAL	37.13%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.36%

AUSTRALIA — 7.86%
AGL Energy Ltd.	8,352	$160,695
Aristocrat Leisure Ltd.	6,960	112,520
ASX Ltd.	732	30,564
Australia & New Zealand Banking Group Ltd.	17,688	418,412
BlueScope Steel Ltd.	4,416	46,466
Challenger Ltd./Australia	4,224	43,333
Cochlear Ltd.	288	32,845
Commonwealth Bank of Australia	9,492	634,501
Computershare Ltd.	4,776	53,648
CSL Ltd.	3,792	381,445
Dexus	4,932	36,933
Goodman Group	10,176	64,667
James Hardie Industries PLC	1,872	28,635
LendLease Group	3,060	41,164
Macquarie Group Ltd.	2,244	153,764
Mirvac Group	15,228	26,381
National Australia Bank Ltd.	15,396	368,127
Qantas Airways Ltd.	3,264	13,863
South32 Ltd.	29,172	67,772

		2,715,735
AUSTRIA — 0.37%
OMV AG	1,740	98,101
Raiffeisen Bank International AGa	948	27,853

		125,954
BELGIUM — 0.57%
KBC Group NV	1,548	127,757
Solvay SA	348	49,768
Telenet Group Holding NVa	300	20,865

		198,390
CANADA — 8.20%
Bank of Montreal	3,672	277,657
BlackBerry Ltd.[a]	3,168	29,614
CAE Inc.	2,052	34,672
Canadian National Railway Co.	4,740	373,423
Canadian Tire Corp. Ltd. Class A	432	49,161
CCL Industries Inc. Class B	996	47,604
Dollarama Inc.	636	61,980
Industrial Alliance Insurance & Financial Services Inc.	636	29,416
Manulife Financial Corp.	11,892	244,202
Metro Inc.	948	32,013

Security	Shares	Value
National Bank of Canada	1,368	$61,423
Onex Corp.	564	45,060
Open Text Corp.	1,476	49,218
Restaurant Brands International Inc.	1,464	86,958
Rogers Communications Inc. Class B	2,664	138,105
Royal Bank of Canada	8,436	627,430
Shaw Communications Inc. Class B	2,400	53,276
Shopify Inc. Class Aa,b	1,044	95,914
Thomson Reuters Corp.	2,052	93,694
Toronto-Dominion Bank (The)	6,792	349,064
Veresen Inc.	2,160	31,453
West Fraser Timber Co. Ltd.	420	22,250

		2,833,587
DENMARK — 1.50%
Coloplast A/S Class B	780	66,776
Danske Bank A/S	5,665	228,570
DSV A/S	1,395	89,703
Genmab A/Sa	299	67,739
H Lundbeck A/S	756	45,245
William Demant Holding A/Sa	816	21,617

		519,650
FINLAND — 0.95%
Metso OYJ	984	31,184
Orion OYJ Class B	1,272	64,082
Stora Enso OYJ Class R	3,612	48,121
UPM-Kymmene OYJ	2,988	81,061
Wartsila OYJ Abp	1,548	102,479

		326,927
FRANCE — 15.17%
Aeroports de Paris	240	40,478
Air Liquide SA	2,112	258,218
Airbus SE	4,428	368,575
Alstom SA	1,008	35,992
Arkema SA	300	34,019
Atos SE	972	147,202
BNP Paribas SA	6,888	532,491
Bouygues SA	1,704	72,817
Cie. Generale des Etablissements Michelin Class B	1,200	161,783
CNP Assurances	1,013	24,364
Credit Agricole SA	8,460	148,119
Dassault Aviation SA	12	17,916
Edenred	996	26,069
Eiffage SA	276	26,634
Eurofins Scientific SE	60	33,276

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
Hermes International	168	$84,775
Imerys SA	216	18,644
Ipsen SA	492	62,792
Kering	960	334,459
Lagardere SCA	672	21,986
LVMH Moet Hennessy Louis Vuitton SE	3,048	764,357
Natixis SA	6,516	47,193
Peugeot SA	3,252	69,723
Remy Cointreau SA	156	17,890
Safran SA	1,872	176,413
Sanofi	6,564	624,689
SCOR SE	1,032	43,334
SEB SA	156	27,653
Societe Generale SA	5,772	337,538
Sodexo SA	612	72,032
STMicroelectronics NV	8,556	145,563
Thales SA	624	68,854
Valeo SA	1,536	106,013
Vinci SA	2,892	258,248
Wendel SA	192	28,794

		5,238,903
GERMANY — 10.78%
adidas AG	1,560	354,974
Allianz SE Registered	2,664	565,354
Covestro AGc	1,445	111,794
Deutsche Boerse AG	1,342	139,884
Deutsche Post AG Registered	5,724	221,354
Fraport AG Frankfurt Airport Services Worldwide	420	41,902
Fresenius SE & Co. KGaA	1,644	138,451
Henkel AG & Co. KGaA	432	54,193
HOCHTIEF AG	180	32,045
Infineon Technologies AG	8,088	175,315
Lanxess AG	468	35,987
Merck KGaA	804	88,014
Osram Licht AG	384	31,922
QIAGEN NV	1,656	54,912
SAP SE	6,900	729,556
Siemens AG Registered	6,888	931,880
Zalando SEa,b,c	372	16,585

		3,724,122
HONG KONG — 2.23%
ASM Pacific Technology Ltd.	3,600	46,647
BOC Hong Kong Holdings Ltd.	24,000	118,154
CLP Holdings Ltd.	6,000	63,955

Security	Shares	Value
Galaxy Entertainment Group Ltd.	12,000	$74,288
Hang Lung Properties Ltd.	12,000	29,900
Jardine Strategic Holdings Ltd.	2,400	97,920
Kerry Properties Ltd.	6,000	21,049
Melco Resorts & Entertainment Ltd. ADR	1,656	33,451
MGM China Holdings Ltd.	4,800	9,452
MTR Corp. Ltd.	6,000	34,686
SJM Holdings Ltd.	12,000	12,015
Swire Properties Ltd.	4,800	16,594
Wharf Holdings Ltd. (The)	12,000	102,098
Wheelock & Co. Ltd.	12,000	90,498
Wynn Macau Ltd.	9,600	20,822

		771,529
IRELAND — 0.42%
CRH PLC	4,092	143,263

		143,263
ISRAEL — 1.04%
Azrieli Group Ltd.	264	14,424
Bank Leumi Le-Israel BM	9,031	43,406
Check Point Software Technologies Ltd.[a,b]	1,008	106,626
Elbit Systems Ltd.	96	12,141
Mizrahi Tefahot Bank Ltd.	984	17,787
Mobileye NVa	2,628	166,352

		360,736
ITALY — 1.51%
CNH Industrial NV	9,324	107,731
EXOR NV	972	57,987
Ferrari NV	1,284	134,883
Fiat Chrysler Automobiles NVa	8,100	97,409
Prysmian SpA	1,236	39,419
Recordati SpA	1,152	49,031
Tenaris SA	2,112	33,342

		519,802
JAPAN — 12.78%
Alps Electric Co. Ltd.	1,200	32,689
Asahi Glass Co. Ltd.	2,400	101,000
Asahi Kasei Corp.	12,000	137,328
Bandai Namco Holdings Inc.	1,200	41,649
Brother Industries Ltd.	1,200	30,626
Canon Inc.	7,200	250,024
Fujitsu Ltd.	12,000	89,456
Hitachi Chemical Co. Ltd.	1,200	34,155

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
Hitachi Construction Machinery Co. Ltd.	1,200	$34,373
Idemitsu Kosan Co. Ltd.	1,200	29,073
IHI Corp.[a]	12,000	39,531
JSR Corp.	1,200	21,156
Kansai Electric Power Co. Inc. (The)	6,000	80,420
Keyence Corp.	300	138,522
Kirin Holdings Co. Ltd.	6,000	131,979
Komatsu Ltd.	7,200	193,171
Konami Holdings Corp.	1,200	62,446
Lion Corp.	1,200	25,630
MINEBEA MITSUMI Inc.	2,400	39,596
MISUMI Group Inc.	1,200	29,714
Mitsubishi Chemical Holdings Corp.	8,400	70,624
Mitsubishi Gas Chemical Co. Inc.	1,200	27,770
Mitsubishi Motors Corp.	3,600	25,999
Mitsubishi UFJ Financial Group Inc.	66,000	418,119
Mitsui Chemicals Inc.	12,000	68,419
Mitsui OSK Lines Ltd.	12,000	37,359
Nintendo Co. Ltd.	300	101,760
Nippon Paint Holdings Co. Ltd.	1,200	46,210
Nitori Holdings Co. Ltd.	1,200	168,985
NSK Ltd.	2,400	31,017
Otsuka Holdings Co. Ltd.	1,200	52,781
Recruit Holdings Co. Ltd.	10,800	186,589
Resona Holdings Inc.	16,800	86,421
Rohm Co. Ltd.	1,200	92,855
Sekisui Chemical Co. Ltd.	1,200	22,068
Sharp Corp./Japan[a,b]	24,000	84,275
Shin-Etsu Chemical Co. Ltd.	3,600	329,390
SoftBank Group Corp.	4,800	389,143
Stanley Electric Co. Ltd.	1,200	39,640
Start Today Co. Ltd.	1,200	33,830
Sumitomo Corp.	6,000	80,990
Suzuki Motor Corp.	2,400	113,598
T&D Holdings Inc.	3,600	53,172
THK Co. Ltd.	1,200	36,653
Tokyo Electron Ltd.	1,200	169,148
Toyota Tsusho Corp.	1,200	38,554
Yaskawa Electric Corp.	2,400	64,314

		4,412,221
NETHERLANDS — 6.79%
Akzo Nobel NV	2,124	191,371
Altice NV Class Aa	2,100	51,635
Altice NV Class Ba	900	22,177
ArcelorMittal[a]	2,535	66,336

Security	Shares	Value
ASML Holding NV	2,664	$402,501
ING Groep NV	26,208	488,672
Koninklijke DSM NV	816	60,013
Koninklijke Philips NV	5,544	211,648
RELX NV	5,568	116,720
Unilever NV CVA	11,676	678,664
Wolters Kluwer NV	1,262	55,967

		2,345,704
NORWAY — 0.45%
DNB ASA	4,788	93,683
Norsk Hydro ASA	9,384	60,272

		153,955
PORTUGAL — 0.07%
Galp Energia SGPS SA	1,513	24,153

		24,153
SINGAPORE — 1.47%
CapitaLand Ltd.	15,600	42,414
City Developments Ltd.	2,400	19,911
DBS Group Holdings Ltd.	14,600	232,576
Genting Singapore PLC	60,000	51,503
Global Logistic Properties Ltd.	33,600	81,945
SATS Ltd.	3,600	12,812
Singapore Technologies Engineering Ltd.	9,600	26,667
UOL Group Ltd.	3,600	20,928
Yangzijiang Shipbuilding Holdings Ltd.	18,000	18,767

		507,523
SPAIN — 3.99%
Abertis Infraestructuras SA	3,888	76,506
Aena SAc	372	72,477
Amadeus IT Group SA	2,737	167,994
Banco Santander SA	94,879	645,893
Bankia SA	6,792	34,289
CaixaBank SA	36,120	188,058
Grifols SA	2,436	68,225
Mapfre SA	6,972	25,901
Repsol SA	6,007	100,285

		1,379,628
SWEDEN — 4.84%
Alfa Laval AB	2,904	64,764
Atlas Copco AB Class A	6,168	223,111
Atlas Copco AB Class B	3,252	105,170
Boliden AB	2,016	63,204
Husqvarna AB Class B	3,264	33,148

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
Industrivarden AB Class C	1,476	$35,764
Investor AB Class B	3,936	186,362
L E Lundbergforetagen AB Class B	276	21,683
Nordea Bank AB	20,688	260,612
Sandvik AB	12,300	193,569
Skandinaviska Enskilda Banken AB Class A	8,508	107,598
Skanska AB Class B	1,356	30,778
SKF AB Class B	2,496	49,556
Tele2 AB Class B	2,196	26,089
Volvo AB Class B	15,852	268,869

		1,670,277
SWITZERLAND — 5.10%
ABB Ltd. Registered	10,956	257,762
Adecco Group AG Registered	912	69,758
Baloise Holding AG Registered	324	52,184
Barry Callebaut AG Registered	12	17,151
Cie. Financiere Richemont SA Class A Registered	3,480	296,297
Dufry AG Registered[a]	216	34,498
EMS-Chemie Holding AG Registered	60	41,851
Geberit AG Registered	168	81,001
Julius Baer Group Ltd.	1,344	76,195
Lonza Group AG Registered	317	75,566
Partners Group Holding AG	144	93,726
Schindler Holding AG Participation Certificates	240	51,888
Schindler Holding AG Registered	12	2,530
Sika AG Bearer	24	165,787
Straumann Holding AG Registered	96	54,375
Swatch Group AG (The) Bearer	228	90,718
Swatch Group AG (The) Registered	132	10,192
Swiss Life Holding AG Registered	240	87,806
Zurich Insurance Group AG	660	201,656

		1,760,941
UNITED KINGDOM — 13.27%
3i Group PLC	8,568	105,727
Antofagasta PLC	3,228	40,258
Ashtead Group PLC	4,356	93,549
BAE Systems PLC	20,652	163,768
Berkeley Group Holdings PLC	732	33,738
British American Tobacco PLC	9,672	601,022
Bunzl PLC	1,572	47,418
Burberry Group PLC	2,076	46,828
Carnival PLC	1,428	96,389

Security	Shares	Value
Coca-Cola HBC AG	1,452	$43,875
Compass Group PLC	7,599	161,993
Croda International PLC	436	21,273
Experian PLC	4,620	91,788
G4S PLC	15,780	68,402
Glencore PLC	65,196	287,206
HSBC Holdings PLC	101,016	1,008,130
IMI PLC	1,872	29,689
InterContinental Hotels Group PLC	1,613	91,248
Intertek Group PLC	888	50,352
Mondi PLC	2,880	75,747
Persimmon PLC	1,908	62,986
Prudential PLC	17,136	417,486
RELX PLC	6,036	131,459
RSA Insurance Group PLC	4,500	38,710
Segro PLC	4,812	33,432
Smiths Group PLC	3,024	61,196
St. James’s Place PLC	2,952	47,363
Taylor Wimpey PLC	18,156	45,574
Unilever PLC	8,196	466,947
Weir Group PLC (The)	1,393	33,681
Wolseley PLC	1,444	86,180

		4,583,414

TOTAL COMMON STOCKS
(Cost: $31,043,128)		34,316,414

PREFERRED STOCKS — 0.39%

GERMANY — 0.39%
Fuchs Petrolub SE, Preference Shares	252	14,915
Henkel AG & Co. KGaA, Preference Shares	852	120,290

		135,205

TOTAL PREFERRED STOCKS
(Cost: $116,632)		135,205

SHORT-TERM INVESTMENTS — 0.92%

MONEY MARKET FUNDS — 0.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	315,957	316,052

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	2,723	$2,723

		318,775

TOTAL SHORT-TERM INVESTMENTS
(Cost: $318,793)		318,775

TOTAL INVESTMENTS IN SECURITIES — 100.67%
(Cost: $31,478,553)[g]		34,770,394
Other Assets, Less Liabilities — (0.67)%		(231,419)

NET ASSETS — 100.00%		$34,538,975

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $31,558,664. Net unrealized appreciation was $3,211,730, of which $3,411,385 represented gross unrealized appreciation on securities and $199,655 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$34,316,414	$—	$—	$34,316,414
Preferred stocks	135,205	—	—	135,205
Money market funds	318,775	—	—	318,775

Total	$34,770,394	$—	$—	$34,770,394

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.27%

AUSTRALIA — 4.92%
Aristocrat Leisure Ltd.	2,744	$44,361
ASX Ltd.	1,121	46,806
Bendigo & Adelaide Bank Ltd.	2,458	21,821
Brambles Ltd.	4,606	33,977
Cochlear Ltd.	238	27,143
CSL Ltd.	1,567	157,628
Dexus	3,843	28,778
Domino’s Pizza Enterprises Ltd.	280	11,917
Flight Centre Travel Group Ltd.[a]	224	7,779
Goodman Group	4,769	30,306
GPT Group (The)	7,147	27,331
LendLease Group	1,925	25,895
Medibank Pvt Ltd.	19,543	42,438
QBE Insurance Group Ltd.	6,652	62,931
REA Group Ltd.	289	15,925
Rio Tinto Ltd.	1,478	77,630
Scentre Group	18,573	61,239
Telstra Corp. Ltd.	22,050	72,175
Vicinity Centres	13,247	29,083
Westfield Corp.	5,632	34,532
Woodside Petroleum Ltd.	4,557	106,123

		965,818
AUSTRIA — 0.07%
Andritz AG	238	14,527

		14,527
BELGIUM — 0.28%
Colruyt SA	147	8,212
Proximus SADP	619	21,671
Umicore SA	308	24,649

		54,532
CANADA — 7.61%
Alimentation Couche-Tard Inc. Class B	941	44,486
BCE Inc.	501	23,445
Cameco Corp.	2,352	24,017
Canadian Imperial Bank of Commerce	2,459	212,797
Canadian National Railway Co.	3,397	267,620
Canadian Pacific Railway Ltd.	610	95,211
CCL Industries Inc. Class B	463	22,129
CGI Group Inc. Class Ab	729	38,375
CI Financial Corp.	2,044	44,392
Constellation Software Inc./Canada	101	54,245
Gildan Activewear Inc.	886	26,618

Security	Shares	Value
Great-West Lifeco Inc.	1,653	$47,030
IGM Financial Inc.	365	12,247
Imperial Oil Ltd.	1,323	37,853
Industrial Alliance Insurance & Financial Services Inc.	593	27,427
Intact Financial Corp.	617	47,784
Inter Pipeline Ltd.	2,210	43,509
Jean Coutu Group PJC Inc. (The) Class A	196	3,257
Keyera Corp.	1,246	38,818
Linamar Corp.	209	11,420
Magna International Inc. Class A	1,639	77,930
Metro Inc.	526	17,763
Pembina Pipeline Corp.	2,387	81,103
Power Financial Corp.	1,140	30,794
Saputo Inc.	407	13,754
Sun Life Financial Inc.	3,325	127,039
Veresen Inc.	1,610	23,444

		1,494,507
DENMARK — 3.36%
Chr Hansen Holding A/S	507	40,672
Coloplast A/S Class B	533	45,630
DONG Energy A/Sc	380	18,248
Genmab A/Sb	169	38,287
Novo Nordisk A/S Class B	8,223	349,510
Novozymes A/S Class B	1,203	55,347
Pandora A/S	709	81,268
Tryg A/S	917	20,600
William Demant Holding A/Sb	371	9,828

		659,390
FINLAND — 2.10%
Elisa OYJ	637	26,113
Fortum OYJ	1,134	18,477
Kone OYJ Class B	2,133	110,677
Nokian Renkaat OYJ	435	17,684
Orion OYJ Class B	476	23,980
Sampo OYJ Class A	2,581	140,678
UPM-Kymmene OYJ	1,471	39,906
Wartsila OYJ Abp	518	34,292

		411,807
FRANCE — 8.50%
AXA SA	9,825	289,129
Hermes International	125	63,076
L’Oreal SA	442	91,248
Legrand SA	939	64,654

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2017

Security	Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	1,032	$258,798
SCOR SE	833	34,978
Societe BIC SA	106	12,381
Thales SA	455	50,206
Total SA	12,958	656,321
Unibail-Rodamco SE	301	75,004
Valeo SA	1,092	75,368

		1,671,163
GERMANY — 9.27%
Allianz SE Registered	2,211	469,219
BASF SE	2,849	270,700
Beiersdorf AG	200	21,859
Continental AG	473	106,236
Covestro AGc	408	31,565
Deutsche Post AG Registered	4,251	164,391
Evonik Industries AG	427	14,499
GEA Group AG	588	23,810
Hannover Rueck SE	351	44,155
Henkel AG & Co. KGaA	189	23,709
HUGO BOSS AG	310	23,293
Innogy SEc	396	16,567
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	850	181,890
Osram Licht AG	286	23,775
ProSiebenSat.1 Media SE Registered	925	36,916
RTL Group SAb	162	12,568
SAP SE	3,126	330,521
Symrise AG	369	25,768

		1,821,441
HONG KONG — 6.64%
AIA Group Ltd.	68,600	540,621
CK Infrastructure Holdings Ltd.	2,000	18,655
CLP Holdings Ltd.	4,500	47,966
Hang Seng Bank Ltd.	4,200	91,420
Henderson Land Development Co. Ltd.	902	5,220
Hong Kong & China Gas Co. Ltd.	24,908	47,136
Hong Kong Exchanges & Clearing Ltd.	7,700	219,658
Hongkong Land Holdings Ltd.	3,500	26,320
Link REIT	7,000	56,913
MGM China Holdings Ltd.	5,600	11,028
Power Assets Holdings Ltd.	3,500	34,686
Sands China Ltd.	8,400	38,988
Sino Land Co. Ltd.	14,000	23,124
Sun Hung Kai Properties Ltd.	6,000	92,956

Security	Shares	Value
Swire Properties Ltd.	1,400	$4,840
Techtronic Industries Co. Ltd.	7,000	31,145
WH Group Ltd.[c]	14,000	13,139

		1,303,815
IRELAND — 0.20%
Kerry Group PLC Class A	295	26,555
Ryanair Holdings PLC ADR[b]	105	11,900

		38,455
ISRAEL — 0.43%
Check Point Software Technologies Ltd.[a,b]	560	59,237
Elbit Systems Ltd.	86	10,876
Frutarom Industries Ltd.	140	9,918
Taro Pharmaceutical Industries Ltd.[a,b]	46	5,259

		85,290
ITALY — 0.45%
Recordati SpA	371	15,790
Snam SpA	13,599	64,069
UnipolSai Assicurazioni SpA	4,031	9,301

		89,160
JAPAN — 10.80%
ABC-Mart Inc.	100	5,693
Astellas Pharma Inc.	5,600	71,359
Calbee Inc.	100	4,140
Daicel Corp.	700	9,116
Daito Trust Construction Co. Ltd.	700	118,087
Daiwa House Industry Co. Ltd.	2,100	73,152
Hachijuni Bank Ltd. (The)	2,100	13,323
Hoshizaki Corp.	200	19,331
INPEX Corp.	5,600	54,381
Japan Airlines Co. Ltd.	700	22,604
Japan Exchange Group Inc.	3,500	62,749
Japan Tobacco Inc.	2,100	72,867
JSR Corp.	700	12,341
Kakaku.com Inc.	700	9,864
Kansai Paint Co. Ltd.	700	16,034
Kao Corp.	1,400	85,068
KDDI Corp.	7,000	184,986
Keyence Corp.	300	138,522
Koito Manufacturing Co. Ltd.	700	40,925
Kuraray Co. Ltd.	1,400	27,241
Kyushu Financial Group Inc.	2,100	13,171
M3 Inc.	700	18,847
MISUMI Group Inc.	700	17,333

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2017

Security	Shares	Value
Murata Manufacturing Co. Ltd.	700	$108,837
Nitori Holdings Co. Ltd.	400	56,328
Nitto Denko Corp.	700	62,452
NTT DOCOMO Inc.	4,900	113,659
Osaka Gas Co. Ltd.	7,000	27,970
Park24 Co. Ltd.	700	17,675
Seven Bank Ltd.	3,500	13,842
Shimano Inc.	400	58,573
Shin-Etsu Chemical Co. Ltd.	1,100	100,647
SMC Corp./Japan	200	63,550
Sompo Holdings Inc.	2,100	82,331
Sony Financial Holdings Inc.	700	12,106
Start Today Co. Ltd.	1,400	39,468
Subaru Corp.	2,800	101,210
Suruga Bank Ltd.	1,400	33,728
Sysmex Corp.	700	40,038
T&D Holdings Inc.	2,100	31,017
Trend Micro Inc./Japan	700	34,970
USS Co. Ltd.	700	14,108
Yahoo Japan Corp.	4,200	19,005

		2,122,648
NETHERLANDS — 3.37%
Akzo Nobel NV	779	70,187
ASML Holding NV	1,168	176,472
Koninklijke Vopak NV	700	33,231
Randstad Holding NV	392	23,561
RELX NV	4,014	84,144
Unilever NV CVA	4,740	275,511

		663,106
NEW ZEALAND — 0.21%
Contact Energy Ltd.	2,345	9,424
Ryman Healthcare Ltd.	1,190	7,869
Spark New Zealand Ltd.	8,564	24,078

		41,371
NORWAY — 0.21%
Gjensidige Forsikring ASA	1,148	19,788
Yara International ASA	560	22,205

		41,993
PORTUGAL — 0.37%
Galp Energia SGPS SA	3,458	55,202
Jeronimo Martins SGPS SA	938	18,386

		73,588
SINGAPORE — 0.85%
ComfortDelGro Corp. Ltd.	8,400	14,297
SATS Ltd.	2,800	9,965

Security	Shares	Value
Singapore Exchange Ltd.	7,000	$39,044
Singapore Technologies Engineering Ltd.	7,000	19,444
Singapore Telecommunications Ltd.	28,700	83,951

		166,701
SPAIN — 3.20%
Amadeus IT Group SA	2,233	137,059
Enagas SA	152	4,280
Endesa SA	1,085	25,597
Gas Natural SDG SA	840	19,599
Iberdrola SA	16,571	130,196
Industria de Diseno Textil SA	6,514	257,972
Mapfre SA	5,991	22,257
Red Electrica Corp. SA	609	13,010
Siemens Gamesa Renewable Energy SA	1,096	17,897

		627,867
SWEDEN — 3.26%
Assa Abloy AB Class B	3,170	67,797
Atlas Copco AB Class A	3,017	109,132
Atlas Copco AB Class B	1,786	57,759
Boliden AB	854	26,774
Electrolux AB Class B	996	34,008
Hennes & Mauritz AB Class B	6,061	157,724
Industrivarden AB Class C	758	18,367
Investor AB Class B	2,201	104,213
L E Lundbergforetagen AB Class B	218	17,127
Securitas AB Class B	882	14,665
Skanska AB Class B	1,422	32,276

		639,842
SWITZERLAND — 12.16%
ABB Ltd. Registered	6,214	146,197
Adecco Group AG Registered	631	48,264
Baloise Holding AG Registered	246	39,621
EMS-Chemie Holding AG Registered	49	34,178
Geberit AG Registered	219	105,590
Givaudan SA Registered	39	77,810
Kuehne + Nagel International AG Registered	349	60,913
Nestle SA Registered	5,119	433,458
Partners Group Holding AG	158	102,839
Roche Holding AG	2,602	660,445
Schindler Holding AG Participation Certificates	217	46,915
Schindler Holding AG Registered	107	22,557

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2017

Security	Shares	Value
SGS SA Registered	28	$62,045
Sika AG Bearer	10	69,078
Straumann Holding AG Registered	34	19,258
Swiss Life Holding AG Registered	133	48,659
Swiss Re AG	1,591	153,766
Swisscom AG Registered	100	48,992
Zurich Insurance Group AG	686	209,600

		2,390,185
UNITED KINGDOM — 21.01%
3i Group PLC	7,570	93,412
Aberdeen Asset Management PLC	5,216	22,651
Admiral Group PLC	1,659	45,230
Ashtead Group PLC	2,128	45,701
Associated British Foods PLC	619	24,188
AstraZeneca PLC	4,323	260,398
Babcock International Group PLC	812	9,040
BAE Systems PLC	16,381	129,899
Berkeley Group Holdings PLC	749	34,521
British American Tobacco PLC	3,730	231,784
BT Group PLC	43,730	180,737
Bunzl PLC	1,477	44,552
Burberry Group PLC	2,205	49,738
Centrica PLC	22,779	59,611
Cobham PLC	7,784	13,618
Compass Group PLC	8,629	183,951
Croda International PLC	724	35,325
Diageo PLC	5,670	183,026
Direct Line Insurance Group PLC	7,097	35,049
easyJet PLC	547	8,913
Experian PLC	3,633	72,179
GKN PLC	8,540	36,197
Hargreaves Lansdown PLC	2,207	40,152
IMI PLC	1,470	23,314
Imperial Brands PLC	1,772	72,887
Inmarsat PLC	1,435	14,671
Intertek Group PLC	770	43,661
ITV PLC	17,899	40,823
Johnson Matthey PLC	778	28,821
Legal & General Group PLC	37,660	133,258
London Stock Exchange Group PLC	1,802	89,040
Marks & Spencer Group PLC	6,021	25,576
Mondi PLC	1,443	37,952
National Grid PLC	9,599	118,551
Next PLC	698	36,348
Old Mutual PLC	20,657	53,513

Security	Shares	Value
Persimmon PLC	1,699	$56,086
Provident Financial PLC	909	24,711
Prudential PLC	11,822	288,021
Reckitt Benckiser Group PLC	1,856	180,309
RELX PLC	4,495	97,897
Rio Tinto PLC	4,194	194,626
Rolls-Royce Holdings PLC	6,449	75,498
Sage Group PLC (The)	5,292	47,023
Schroders PLC	747	33,927
Severn Trent PLC	617	18,221
Smith & Nephew PLC	2,429	42,270
Smiths Group PLC	1,530	30,962
St. James’s Place PLC	2,603	41,763
Standard Life PLC	9,716	55,899
Taylor Wimpey PLC	16,037	40,255
Travis Perkins PLC	770	15,410
Unilever PLC	3,891	221,680
Whitbread PLC	775	39,316
Wolseley PLC	1,100	65,650

		4,127,811

TOTAL COMMON STOCKS
(Cost: $17,555,479)		19,505,017

PREFERRED STOCKS — 0.32%

GERMANY — 0.32%
Fuchs Petrolub SE, Preference Shares	333	19,709
Henkel AG & Co. KGaA, Preference Shares	301	42,497

		62,206

TOTAL PREFERRED STOCKS
(Cost: $48,637)		62,206

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	15,912	15,916
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	637	637

		16,553

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,553)		16,553

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL QUALITY FACTOR ETF

July 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.67%
(Cost: $17,620,669)[g]	$19,583,776
Other Assets, Less Liabilities — 0.33%	64,179

NET ASSETS — 100.00%	$19,647,955

ADR — American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $17,690,628. Net unrealized appreciation was $1,893,148, of which $2,360,639 represented gross unrealized appreciation on securities and $467,491 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$19,505,017	$—	$—	$19,505,017
Preferred stocks	62,206	—	—	62,206
Money market funds	16,553	—	—	16,553

Total	$19,583,776	$—	$—	$19,583,776

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.11%

AUSTRALIA — 8.27%
AGL Energy Ltd.	457	$8,792
Alumina Ltd.	2,198	3,334
Amcor Ltd./Australia	655	8,022
AMP Ltd.	1,476	6,351
APA Group	1,121	7,715
Aristocrat Leisure Ltd.	441	7,129
ASX Ltd.	334	13,946
Aurizon Holdings Ltd.	1,651	6,617
AusNet Services	7,831	10,222
Australia & New Zealand Banking Group Ltd.	273	6,458
Bank of Queensland Ltd.	474	4,560
Bendigo & Adelaide Bank Ltd.	560	4,972
BHP Billiton Ltd.	165	3,405
Boral Ltd.	1,143	6,315
Brambles Ltd.	953	7,030
Caltex Australia Ltd.	269	6,688
CIMIC Group Ltd.	124	4,100
Coca-Cola Amatil Ltd.	1,062	6,986
Cochlear Ltd.	76	8,667
Commonwealth Bank of Australia	123	8,222
Computershare Ltd.	523	5,875
Crown Resorts Ltd.	375	3,808
CSL Ltd.	75	7,544
Dexus	1,358	10,169
Domino’s Pizza Enterprises Ltd.	59	2,511
Flight Centre Travel Group Ltd.	122	4,237
Goodman Group	1,830	11,629
GPT Group (The)	2,865	10,956
Harvey Norman Holdings Ltd.	1,745	6,088
Healthscope Ltd.	1,357	2,253
Incitec Pivot Ltd.	1,521	3,886
Insurance Australia Group Ltd.	1,923	10,240
James Hardie Industries PLC	365	5,583
LendLease Group	622	8,367
Macquarie Group Ltd.	99	6,784
Medibank Pvt Ltd.	2,478	5,381
Mirvac Group	6,354	11,008
National Australia Bank Ltd.	242	5,786
Newcrest Mining Ltd.	151	2,435
Oil Search Ltd.	531	2,815
Orica Ltd.	265	4,208
Origin Energy Ltd.[a]	488	2,696

Security	Shares	Value
QBE Insurance Group Ltd.	461	$4,361
Ramsay Health Care Ltd.	152	8,565
REA Group Ltd.	160	8,816
Rio Tinto Ltd.	88	4,622
Santos Ltd.[a]	454	1,229
Scentre Group	2,806	9,252
Seek Ltd.	351	4,792
Sonic Healthcare Ltd.	474	8,435
South32 Ltd.	959	2,228
Stockland	3,292	11,038
Suncorp Group Ltd.	778	8,876
Sydney Airport	1,822	9,789
Tabcorp Holdings Ltd.	1,762	5,880
Tatts Group Ltd.	1,887	6,026
Telstra Corp. Ltd.	3,107	10,170
TPG Telecom Ltd.	733	3,283
Transurban Group	1,613	14,693
Treasury Wine Estates Ltd.	443	4,308
Vicinity Centres	4,387	9,632
Wesfarmers Ltd.	283	9,202
Westfield Corp.	1,327	8,136
Westpac Banking Corp.	199	5,055
Woodside Petroleum Ltd.	179	4,169
Woolworths Ltd.	329	7,013

		443,360
AUSTRIA — 0.39%
Andritz AG	105	6,409
Erste Group Bank AG	73	3,022
OMV AG	81	4,567
Raiffeisen Bank International AGa	99	2,908
Voestalpine AG	75	3,790

		20,696
BELGIUM — 1.35%
Ageas	143	6,418
Anheuser-Busch InBev SA/NV	56	6,721
Colruyt SA	209	11,675
Groupe Bruxelles Lambert SA	90	9,197
KBC Group NV	69	5,695
Proximus SADP	202	7,072
Solvay SA	33	4,719
Telenet Group Holding NVa	126	8,763
UCB SA	62	4,500
Umicore SA	95	7,603

		72,363

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
CANADA — 12.03%
Agrium Inc.	49	$4,888
Alimentation Couche-Tard Inc. Class B	94	4,444
AltaGas Ltd.	179	4,154
ARC Resources Ltd.	204	2,804
Atco Ltd./Canada Class I	236	8,758
Bank of Montreal	166	12,552
Bank of Nova Scotia (The)	189	11,739
BCE Inc.	441	20,637
Bombardier Inc. Class Ba	540	1,084
Brookfield Asset Management Inc. Class A	262	10,159
CAE Inc.	630	10,645
Cameco Corp.	337	3,441
Canadian Imperial Bank of Commerce	160	13,846
Canadian National Railway Co.	89	7,012
Canadian Natural Resources Ltd.	91	2,775
Canadian Pacific Railway Ltd.	28	4,370
Canadian Tire Corp. Ltd. Class A	78	8,876
Canadian Utilities Ltd. Class A	266	8,417
Cenovus Energy Inc.	311	2,604
CGI Group Inc. Class Aa	197	10,370
CI Financial Corp.	519	11,272
Constellation Software Inc./Canada	13	6,982
Crescent Point Energy Corp.	224	1,755
Dollarama Inc.	92	8,966
Element Fleet Management Corp.	578	4,363
Emera Inc.	300	11,131
Empire Co. Ltd. Class A	345	5,589
Enbridge Inc.	153	6,323
Fairfax Financial Holdings Ltd.	20	9,508
Finning International Inc.	208	4,173
First Capital Realty Inc.	1,287	20,995
Fortis Inc./Canada	313	11,378
Franco-Nevada Corp.	48	3,467
George Weston Ltd.	137	11,929
Gildan Activewear Inc.	304	9,133
Goldcorp Inc.	115	1,505
Great-West Lifeco Inc.	388	11,039
H&R REIT	760	12,823
Husky Energy Inc.[a]	272	3,139
Hydro One Ltd.[b]	238	4,255
IGM Financial Inc.	260	8,724
Imperial Oil Ltd.	192	5,493

Security	Shares	Value
Industrial Alliance Insurance & Financial Services Inc.	164	$7,585
Intact Financial Corp.	270	20,910
Jean Coutu Group PJC Inc. (The) Class A	345	5,733
Keyera Corp.	157	4,891
Linamar Corp.	77	4,207
Loblaw Companies Ltd.	179	9,719
Magna International Inc. Class A	114	5,420
Manulife Financial Corp.	289	5,935
Methanex Corp.	62	2,741
Metro Inc.	348	11,752
National Bank of Canada	203	9,115
Onex Corp.	152	12,144
Open Text Corp.	164	5,469
Pembina Pipeline Corp.	232	7,883
Peyto Exploration & Development Corp.	239	4,235
Potash Corp. of Saskatchewan Inc.	288	5,136
Power Corp. of Canada	354	8,583
Power Financial Corp.	424	11,453
PrairieSky Royalty Ltd.	87	2,154
Restaurant Brands International Inc.	66	3,920
RioCan REIT	612	11,789
Rogers Communications Inc. Class B	288	14,930
Royal Bank of Canada	208	15,470
Saputo Inc.	302	10,206
Seven Generations Energy Ltd. Class Aa	94	1,629
Shaw Communications Inc. Class B	627	13,918
Smart REIT	537	13,466
SNC-Lavalin Group Inc.	136	5,972
Sun Life Financial Inc.	199	7,603
Suncor Energy Inc.	194	6,309
Teck Resources Ltd. Class B	42	909
TELUS Corp.	495	17,824
Thomson Reuters Corp.	338	15,433
Toronto-Dominion Bank (The)	220	11,307
Tourmaline Oil Corp.[a]	177	3,914
TransCanada Corp.	176	8,965
Vermilion Energy Inc.	63	2,068
West Fraser Timber Co. Ltd.	48	2,543
Wheaton Precious Metals Corp.	148	2,992
Yamana Gold Inc.	483	1,255

		645,004
DENMARK — 1.94%
AP Moller – Maersk A/S Class B	4	8,701
Carlsberg A/S Class B	71	7,863

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Chr Hansen Holding A/S	95	$7,621
Coloplast A/S Class B	103	8,818
Danske Bank A/S	257	10,369
DONG Energy A/Sb	80	3,842
DSV A/S	118	7,588
Genmab A/Sa	17	3,851
H Lundbeck A/S	57	3,411
ISS A/S	171	6,986
Novo Nordisk A/S Class B	92	3,910
Novozymes A/S Class B	101	4,647
Pandora A/S	35	4,012
TDC A/S	766	4,706
Tryg A/S	392	8,806
William Demant Holding A/Sa	330	8,742

		103,873
FINLAND — 1.05%
Elisa OYJ	204	8,363
Fortum OYJ	196	3,194
Kone OYJ Class B	112	5,811
Metso OYJ	85	2,694
Neste OYJ	106	4,578
Nokia OYJ	673	4,269
Nokian Renkaat OYJ	62	2,520
Orion OYJ Class B	91	4,585
Sampo OYJ Class A	141	7,685
Stora Enso OYJ Class R	252	3,357
UPM-Kymmene OYJ	131	3,554
Wartsila OYJ Abp	85	5,627

		56,237
FRANCE — 7.52%
Accor SA	103	4,768
Aeroports de Paris	64	10,794
Air Liquide SA	58	7,091
Airbus SE	53	4,412
Alstom SA	161	5,749
Arkema SA	32	3,629
Atos SE	62	9,389
AXA SA	156	4,591
BNP Paribas SA	43	3,324
Bollore SA	1,061	4,904
Bouygues SA	132	5,641
Bureau Veritas SA	353	8,010
Capgemini SE	54	5,857
Carrefour SA	145	3,471

Security	Shares	Value
Casino Guichard Perrachon SA	53	$3,221
Cie. de Saint-Gobain	71	3,925
Cie. Generale des Etablissements Michelin Class B	45	6,067
CNP Assurances	225	5,412
Credit Agricole SA	228	3,992
Danone SA	121	9,000
Dassault Systemes SE	96	9,382
Edenred	132	3,455
Electricite de France SA	246	2,486
Engie SA	286	4,588
Essilor International SA	53	6,692
Eurazeo SA	90	7,316
Eutelsat Communications SA	180	4,858
Fonciere des Regions	79	7,603
Gecina SA	54	8,124
Groupe Eurotunnel SE Registered	544	6,005
Hermes International	15	7,569
ICADE	90	7,700
Iliad SA	21	5,191
Imerys SA	85	7,337
Ipsen SA	46	5,871
JCDecaux SA	183	6,485
Kering	19	6,619
Klepierre	172	6,971
L’Oreal SA	45	9,290
Lagardere SCA	217	7,100
Legrand SA	101	6,954
LVMH Moet Hennessy Louis Vuitton SE	29	7,272
Natixis SA	377	2,730
Orange SA	212	3,554
Pernod Ricard SA	58	8,018
Publicis Groupe SA	81	6,103
Renault SA	25	2,245
Rexel SA	224	3,535
Safran SA	81	7,633
Sanofi	46	4,378
Schneider Electric SE	64	5,006
SCOR SE	172	7,222
SEB SA	34	6,027
SES SA	239	5,600
Societe BIC SA	56	6,541
Societe Generale SA	66	3,860
Sodexo SA	63	7,415
STMicroelectronics NV	210	3,573

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Suez	321	$5,783
Thales SA	65	7,172
Total SA	73	3,697
Unibail-Rodamco SE	29	7,226
Valeo SA	63	4,348
Veolia Environnement SA	267	5,998
Vinci SA	111	9,912
Vivendi SA	318	7,337
Wendel SA	52	7,798
Zodiac Aerospace	76	2,164

		402,990
GERMANY — 5.37%
adidas AG	20	4,551
Allianz SE Registered	34	7,215
Axel Springer SE	122	7,730
BASF SE	41	3,896
Bayer AG Registered	35	4,422
Bayerische Motoren Werke AG	39	3,573
Beiersdorf AG	105	11,476
Brenntag AG	114	6,444
Commerzbank AGa	316	4,128
Continental AG	16	3,594
Covestro AGb	64	4,951
Daimler AG Registered	44	3,076
Deutsche Bank AG Registered	175	3,113
Deutsche Boerse AG	57	5,941
Deutsche Lufthansa AG Registered	216	4,629
Deutsche Post AG Registered	153	5,917
Deutsche Telekom AG Registered	257	4,680
Deutsche Wohnen AG Bearer	193	7,619
E.ON SE	463	4,565
Evonik Industries AG	137	4,652
Fraport AG Frankfurt Airport Services Worldwide	105	10,476
Fresenius Medical Care AG & Co. KGaA	77	7,244
Fresenius SE & Co. KGaA	80	6,737
GEA Group AG	132	5,345
Hannover Rueck SE	58	7,296
HeidelbergCement AG	53	5,238
Henkel AG & Co. KGaA	63	7,903
HUGO BOSS AG	48	3,607
Infineon Technologies AG	313	6,785
Innogy SEb	72	3,012
K+S AG Registered	89	2,308
Lanxess AG	54	4,152

Security	Shares	Value
Linde AG	31	$5,914
MAN SE	152	16,777
Merck KGaA	52	5,692
Metro Wholesale & Food Specialist AGa	114	2,294
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	36	7,704
Osram Licht AG	51	4,240
ProSiebenSat.1 Media SE Registered	146	5,827
QIAGEN NV	165	5,471
RTL Group SAa	89	6,904
SAP SE	86	9,093
Siemens AG Registered	39	5,276
Symrise AG	126	8,799
Telefonica Deutschland Holding AG	1,008	5,190
thyssenkrupp AG	123	3,638
United Internet AG Registered[c]	140	8,499
Volkswagen AG	6	940
Vonovia SE	133	5,371
Zalando SEa,b,d	91	4,057

		287,961
HONG KONG — 6.00%
AIA Group Ltd.	1,200	9,457
ASM Pacific Technology Ltd.	400	5,183
Bank of East Asia Ltd. (The)	1,600	6,853
BOC Hong Kong Holdings Ltd.	1,500	7,385
Cheung Kong Property Holdings Ltd.	1,000	8,098
CK Hutchison Holdings Ltd.	500	6,588
CK Infrastructure Holdings Ltd.	1,000	9,328
CLP Holdings Ltd.	2,000	21,318
First Pacific Co. Ltd./Hong Kong	8,000	5,992
Hang Lung Group Ltd.	2,000	7,605
Hang Lung Properties Ltd.	2,000	4,983
Hang Seng Bank Ltd.	600	13,060
Henderson Land Development Co. Ltd.	1,210	7,003
HK Electric Investments & HK Electric Investments Ltd.[b]	14,500	13,757
HKT Trust & HKT Ltd.	6,000	7,867
Hong Kong & China Gas Co. Ltd.	8,360	15,821
Hong Kong Exchanges & Clearing Ltd.	100	2,853
Hongkong Land Holdings Ltd.	1,000	7,520
Hysan Development Co. Ltd.	2,000	9,680
Jardine Matheson Holdings Ltd.	100	6,381
Jardine Strategic Holdings Ltd.	300	12,240
Kerry Properties Ltd.	1,500	5,262

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Li & Fung Ltd.	10,000	$3,662
Link REIT	1,500	12,196
Melco Resorts & Entertainment Ltd. ADR	88	1,778
MGM China Holdings Ltd.	1,200	2,363
MTR Corp. Ltd.	2,000	11,562
New World Development Co. Ltd.	5,000	6,760
NWS Holdings Ltd.	3,000	5,746
PCCW Ltd.	13,000	7,324
Power Assets Holdings Ltd.	1,000	9,910
Shangri-La Asia Ltd.	4,000	6,504
Sino Land Co. Ltd.	4,000	6,607
SJM Holdings Ltd.	4,000	4,005
Swire Pacific Ltd. Class A	1,000	9,974
Swire Properties Ltd.	2,200	7,605
Techtronic Industries Co. Ltd.	1,500	6,674
Wharf Holdings Ltd. (The)	1,000	8,508
Wheelock & Co. Ltd.	1,000	7,541
Wynn Macau Ltd.	1,200	2,603
Yue Yuen Industrial Holdings Ltd.	1,500	6,194

		321,750
IRELAND — 0.39%
CRH PLC	131	4,586
Kerry Group PLC Class A	104	9,362
Paddy Power Betfair PLC	27	2,694
Ryanair Holdings PLC ADR[a]	36	4,080

		20,722
ISRAEL — 1.67%
Azrieli Group Ltd.	157	8,578
Bank Hapoalim BM	1,784	12,363
Bank Leumi Le-Israel BM	2,153	10,348
Bezeq The Israeli Telecommunication Corp. Ltd.	3,876	5,754
Check Point Software Technologies Ltd.[a,d]	87	9,203
Elbit Systems Ltd.	69	8,726
Frutarom Industries Ltd.	77	5,455
Israel Chemicals Ltd.	865	4,133
Mizrahi Tefahot Bank Ltd.	524	9,472
Nice Ltd.	89	6,615
Taro Pharmaceutical Industries Ltd.[a,d]	23	2,630
Teva Pharmaceutical Industries Ltd. ADR	198	6,370

		89,647
ITALY — 1.68%
Assicurazioni Generali SpA	223	4,030

Security	Shares	Value
CNH Industrial NV	306	$3,536
Enel SpA	1,808	10,283
Eni SpA	286	4,508
EXOR NV	54	3,221
Intesa Sanpaolo SpA	1,397	4,796
Leonardo SpA	214	3,716
Luxottica Group SpA	114	6,568
Mediobanca SpA	310	3,222
Poste Italiane SpA[b]	109	799
Prysmian SpA	225	7,176
Recordati SpA	138	5,874
Snam SpA	1,913	9,013
Telecom Italia SpA/Milano[a]	2,918	2,995
Tenaris SA	245	3,868
Terna Rete Elettrica Nazionale SpA	2,210	12,575
UniCredit SpA[a]	195	3,826

		90,006
JAPAN — 21.89%
ABC-Mart Inc.	100	5,693
Aeon Co. Ltd.	400	6,018
AEON Financial Service Co. Ltd.	100	2,173
Aisin Seiki Co. Ltd.	100	5,204
Ajinomoto Co. Inc.	300	6,025
Alfresa Holdings Corp.	300	5,517
Amada Holdings Co. Ltd.	500	5,706
ANA Holdings Inc.	2,000	6,851
Aozora Bank Ltd.	1,000	3,837
Asahi Glass Co. Ltd.	200	8,417
Asahi Group Holdings Ltd.	200	8,143
Asahi Kasei Corp.	1,000	11,444
Asics Corp.	200	3,633
Astellas Pharma Inc.	500	6,371
Bandai Namco Holdings Inc.	100	3,471
Benesse Holdings Inc.	200	7,647
Bridgestone Corp.	100	4,215
Calbee Inc.	100	4,140
Canon Inc.	400	13,890
Casio Computer Co. Ltd.	200	3,273
Chubu Electric Power Co. Inc.	400	5,245
Chugai Pharmaceutical Co. Ltd.	100	4,014
Chugoku Bank Ltd. (The)	300	4,344
Chugoku Electric Power Co. Inc. (The)	500	5,471
Coca-Cola Bottlers Japan Inc.	200	6,027
Concordia Financial Group Ltd.	900	4,535
Credit Saison Co. Ltd.	300	5,767

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Dai Nippon Printing Co. Ltd.	1,000	$11,014
Daiichi Sankyo Co. Ltd.	300	6,538
Daiwa House Industry Co. Ltd.	100	3,483
Daiwa House REIT Investment Corp.	3	7,418
Denso Corp.	100	4,802
Dentsu Inc.	100	4,670
East Japan Railway Co.	100	9,367
Eisai Co. Ltd.	100	5,357
Electric Power Development Co. Ltd.	200	5,055
FamilyMart UNY Holdings Co. Ltd.	100	5,593
Fuji Electric Co. Ltd.	1,000	5,503
FUJIFILM Holdings Corp.	200	7,336
Hakuhodo DY Holdings Inc.	400	5,607
Hamamatsu Photonics KK	300	9,530
Hankyu Hanshin Holdings Inc.	200	7,123
Hino Motors Ltd.	400	4,710
Hisamitsu Pharmaceutical Co. Inc.	100	4,688
Hitachi Chemical Co. Ltd.	200	5,693
Hitachi High-Technologies Corp.	100	3,683
Honda Motor Co. Ltd.	200	5,626
Hoya Corp.	100	5,635
Idemitsu Kosan Co. Ltd.	100	2,423
IHI Corp.[a]	1,000	3,294
INPEX Corp.	300	2,913
Isetan Mitsukoshi Holdings Ltd.	400	3,895
Isuzu Motors Ltd.	300	4,116
ITOCHU Corp.	300	4,698
J Front Retailing Co. Ltd.	400	5,716
Japan Airlines Co. Ltd.	200	6,458
Japan Post Bank Co. Ltd.	100	1,283
Japan Post Holdings Co. Ltd.	200	2,518
Japan Prime Realty Investment Corp.	3	11,254
Japan Real Estate Investment Corp.	1	5,240
Japan Retail Fund Investment Corp.	4	7,624
Japan Tobacco Inc.	100	3,470
JFE Holdings Inc.	200	3,860
JSR Corp.	300	5,289
JXTG Holdings Inc.	1,250	5,546
Kajima Corp.	1,000	8,706
Kaneka Corp.	1,000	8,018
Kansai Electric Power Co. Inc. (The)	300	4,021
Kao Corp.	100	6,076
KDDI Corp.	200	5,285
Keihan Holdings Co. Ltd.	1,000	6,462
Keikyu Corp.	1,000	11,593

Security	Shares	Value
Keio Corp.	1,000	$8,362
Kintetsu Group Holdings Co. Ltd.	2,000	7,656
Kirin Holdings Co. Ltd.	400	8,799
Koito Manufacturing Co. Ltd.	100	5,846
Komatsu Ltd.	200	5,366
Konami Holdings Corp.	100	5,204
Konica Minolta Inc.	700	5,790
Kuraray Co. Ltd.	400	7,783
Kurita Water Industries Ltd.	300	8,525
Kyocera Corp.	100	6,074
Kyushu Financial Group Inc.	700	4,390
Lawson Inc.	100	6,797
LIXIL Group Corp.	200	5,139
Mabuchi Motor Co. Ltd.	100	5,267
Marubeni Corp.	900	5,957
Marui Group Co. Ltd.	300	4,078
Maruichi Steel Tube Ltd.	200	6,163
McDonald’s Holdings Co. Japan Ltd.	200	8,118
Mebuki Financial Group Inc.	1,070	4,116
Medipal Holdings Corp.	200	3,658
MINEBEA MITSUMI Inc.	200	3,300
Miraca Holdings Inc.	100	4,561
Mitsubishi Chemical Holdings Corp.	800	6,726
Mitsubishi Corp.	200	4,338
Mitsubishi Materials Corp.	100	3,358
Mitsubishi Tanabe Pharma Corp.	300	7,138
Mitsubishi UFJ Financial Group Inc.	600	3,801
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,000	5,322
Mitsui & Co. Ltd.	400	5,810
Mitsui OSK Lines Ltd.	1,000	3,113
Mizuho Financial Group Inc.	2,400	4,266
MS&AD Insurance Group Holdings Inc.	200	7,008
Nabtesco Corp.	200	6,489
Nagoya Railroad Co. Ltd.	2,000	9,159
NGK Spark Plug Co. Ltd.	200	4,047
Nidec Corp.	100	11,005
Nikon Corp.	400	7,041
Nippon Building Fund Inc.	1	5,385
Nippon Express Co. Ltd.	1,000	6,380
Nippon Prologis REIT Inc.	4	8,417
Nippon Steel & Sumitomo Metal Corp.	200	4,909
Nippon Telegraph & Telephone Corp.	200	9,756
Nippon Yusen KKa	2,000	3,819
Nissan Motor Co. Ltd.	400	3,968
Nisshin Seifun Group Inc.	400	6,560

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Nissin Foods Holdings Co. Ltd.	100	$6,272
NOK Corp.	200	4,579
Nomura Holdings Inc.	800	4,755
Nomura Real Estate Holdings Inc.	200	3,960
Nomura Real Estate Master Fund Inc.	5	7,073
Nomura Research Institute Ltd.	220	8,223
NTT Data Corp.	1,000	10,887
NTT DOCOMO Inc.	200	4,639
Obayashi Corp.	600	7,211
Oji Holdings Corp.	1,000	5,122
Olympus Corp.	100	3,629
Omron Corp.	100	4,987
Oracle Corp. Japan	100	6,706
Oriental Land Co. Ltd./Japan	100	7,235
ORIX Corp.	200	3,170
Osaka Gas Co. Ltd.	2,000	7,991
Otsuka Corp.	100	6,543
Otsuka Holdings Co. Ltd.	100	4,398
Park24 Co. Ltd.	200	5,050
Resona Holdings Inc.	800	4,115
Ricoh Co. Ltd.	700	6,570
Rinnai Corp.	100	9,322
Sankyo Co. Ltd.	200	6,552
Santen Pharmaceutical Co. Ltd.	300	4,227
Secom Co. Ltd.	200	14,982
Sega Sammy Holdings Inc.	300	4,037
Seibu Holdings Inc.	300	5,229
Sekisui Chemical Co. Ltd.	400	7,356
Sekisui House Ltd.	300	5,190
Seven & I Holdings Co. Ltd.	200	8,046
Seven Bank Ltd.	1,400	5,537
Shin-Etsu Chemical Co. Ltd.	100	9,150
Shionogi & Co. Ltd.	100	5,336
Shiseido Co. Ltd.	100	3,530
Showa Shell Sekiyu KK	400	4,348
Sompo Holdings Inc.	100	3,921
Sony Corp.	100	4,109
Sony Financial Holdings Inc.	300	5,188
Stanley Electric Co. Ltd.	200	6,607
Subaru Corp.	100	3,615
Sumitomo Corp.	300	4,050
Sumitomo Dainippon Pharma Co. Ltd.	300	4,203
Sumitomo Electric Industries Ltd.	300	4,853
Sumitomo Mitsui Financial Group Inc.	100	3,797
Sumitomo Rubber Industries Ltd.	200	3,468

Security	Shares	Value
Suntory Beverage & Food Ltd.	200	$9,792
Suruga Bank Ltd.	200	4,818
Suzuken Co. Ltd./Aichi Japan	200	6,670
Suzuki Motor Corp.	100	4,733
Taiheiyo Cement Corp.	1,000	3,756
Taisho Pharmaceutical Holdings Co. Ltd.	100	7,485
Taiyo Nippon Sanso Corp.	300	3,470
Takeda Pharmaceutical Co. Ltd.	200	10,556
Teijin Ltd.	300	6,022
Terumo Corp.	100	3,778
THK Co. Ltd.	200	6,109
Tobu Railway Co. Ltd.	2,000	10,571
Toho Co. Ltd./Tokyo	200	7,195
Toho Gas Co. Ltd.	1,000	6,760
Tohoku Electric Power Co. Inc.	400	5,437
Tokio Marine Holdings Inc.	100	4,204
Tokyo Gas Co. Ltd.	2,000	10,591
Tokyu Corp.	500	7,344
Toppan Printing Co. Ltd.	1,000	10,553
Toray Industries Inc.	1,000	9,023
Toyo Seikan Group Holdings Ltd.	400	6,549
Toyo Suisan Kaisha Ltd.	200	7,258
Toyoda Gosei Co. Ltd.	200	4,724
Toyota Industries Corp.	100	5,367
Toyota Motor Corp.	100	5,642
Toyota Tsusho Corp.	200	6,426
Trend Micro Inc./Japan	100	4,996
Unicharm Corp.	200	5,122
United Urban Investment Corp.	5	7,439
USS Co. Ltd.	300	6,046
West Japan Railway Co.	100	7,166
Yahoo Japan Corp.	1,200	5,430
Yamaha Corp.	100	3,530
Yamaha Motor Co. Ltd.	100	2,516
Yamato Holdings Co. Ltd.	200	4,009
Yamazaki Baking Co. Ltd.	200	4,007
Yokogawa Electric Corp.	300	5,047

		1,173,933
NETHERLANDS — 2.19%
ABN AMRO Group NVb	127	3,580
Aegon NV	533	2,978
AerCap Holdings NVa	83	4,075
Akzo Nobel NV	67	6,037
Altice NV Class Aa	126	3,098
Altice NV Class Ba	26	641

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
ArcelorMittal[a]	81	$2,120
ASML Holding NV	35	5,288
Boskalis Westminster	121	4,312
Gemalto NVd	49	2,488
Heineken Holding NV	87	8,515
Heineken NV	77	8,004
ING Groep NV	280	5,221
Koninklijke Ahold Delhaize NV	349	7,116
Koninklijke DSM NV	90	6,619
Koninklijke Philips NV	204	7,788
Koninklijke Vopak NV	79	3,750
NN Group NV	93	3,760
NXP Semiconductors NVa	33	3,641
Randstad Holding NV	68	4,087
RELX NV	470	9,852
Unilever NV CVA	113	6,568
Wolters Kluwer NV	174	7,717

		117,255
NEW ZEALAND — 0.99%
Auckland International Airport Ltd.	1,375	7,175
Contact Energy Ltd.	1,907	7,664
Fletcher Building Ltd.	1,175	7,039
Mercury NZ Ltd.	2,583	6,739
Meridian Energy Ltd.	2,358	5,092
Ryman Healthcare Ltd.	2,095	13,854
Spark New Zealand Ltd.	2,041	5,738

		53,301
NORWAY — 1.00%
DNB ASA	319	6,242
Gjensidige Forsikring ASA	398	6,860
Marine Harvest ASA	330	6,118
Norsk Hydro ASA	647	4,156
Orkla ASA	883	9,052
Schibsted ASA	229	5,817
Schibsted ASA Class B	11	256
Statoil ASA	219	4,085
Telenor ASA	333	6,629
Yara International ASA	107	4,243

		53,458
PORTUGAL — 0.22%
EDP – Energias de Portugal SA	1,051	3,717
Galp Energia SGPS SA	304	4,853
Jeronimo Martins SGPS SA	174	3,411

		11,981

Security	Shares	Value
SINGAPORE — 4.32%
Ascendas REIT	5,725	$11,389
CapitaLand Commercial Trust	9,200	11,659
CapitaLand Ltd.	3,300	8,972
CapitaLand Mall Trust	7,300	10,811
City Developments Ltd.	1,000	8,297
ComfortDelGro Corp. Ltd.	4,400	7,489
DBS Group Holdings Ltd.	500	7,965
Genting Singapore PLC	6,100	5,236
Global Logistic Properties Ltd.	2,500	6,097
Golden Agri-Resources Ltd.	13,100	3,813
Hutchison Port Holdings Trust	13,800	6,555
Jardine Cycle & Carriage Ltd.	111	3,301
Keppel Corp. Ltd.	1,000	4,723
Oversea-Chinese Banking Corp. Ltd.	1,400	11,718
SATS Ltd.	3,100	11,032
SembCorp Industries Ltd.	2,100	4,998
Singapore Airlines Ltd.	1,500	11,483
Singapore Exchange Ltd.	2,100	11,713
Singapore Press Holdings Ltd.	3,300	7,076
Singapore Technologies Engineering Ltd.	3,000	8,333
Singapore Telecommunications Ltd.	3,400	9,946
StarHub Ltd.	6,100	12,270
Suntec REIT	10,300	14,419
United Overseas Bank Ltd.	500	8,838
UOL Group Ltd.	2,000	11,627
Wilmar International Ltd.	2,700	6,645
Yangzijiang Shipbuilding Holdings Ltd.	4,800	5,004

		231,409
SPAIN — 2.26%
Abertis Infraestructuras SA	496	9,760
ACS Actividades de Construccion y Servicios SA	135	5,161
Aena SAb	16	3,117
Amadeus IT Group SA	163	10,005
Banco Bilbao Vizcaya Argentaria SA	553	4,988
Banco de Sabadell SA	1,034	2,308
Banco Santander SA	428	2,914
Bankia SA	483	2,438
Bankinter SA	685	6,653
Distribuidora Internacional de Alimentacion SA	708	4,761
Enagas SA	71	1,999
Endesa SA	305	7,196
Ferrovial SA	395	8,497

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Gas Natural SDG SA	283	$6,603
Grifols SA	191	5,349
Iberdrola SA	1,284	10,088
Industria de Diseno Textil SA	227	8,990
International Consolidated Airlines Group SA	404	3,078
Mapfre SA	1,494	5,550
Red Electrica Corp. SA	163	3,482
Repsol SA	194	3,239
Telefonica SA	462	5,207

		121,383
SWEDEN — 3.34%
Alfa Laval AB	286	6,378
Assa Abloy AB Class B	287	6,138
Atlas Copco AB Class A	197	7,126
Atlas Copco AB Class B	101	3,266
Boliden AB	122	3,825
Electrolux AB Class B	122	4,166
Essity AB Class Ba	240	6,946
Getinge AB Class B	199	3,449
Hennes & Mauritz AB Class B	262	6,818
Hexagon AB Class B	121	5,968
Husqvarna AB Class B	553	5,616
ICA Gruppen AB	119	4,761
Industrivarden AB Class C	378	9,159
Investor AB Class B	170	8,049
Kinnevik AB Class B	104	3,188
L E Lundbergforetagen AB Class B	120	9,428
Lundin Petroleum ABa	169	3,838
Millicom International Cellular SA SDR	77	4,817
Nordea Bank AB	422	5,316
Sandvik AB	261	4,107
Securitas AB Class B	377	6,269
Skandinaviska Enskilda Banken AB Class A	464	5,868
Skanska AB Class B	252	5,720
SKF AB Class B	218	4,328
Svenska Handelsbanken AB Class A	379	5,632
Swedbank AB Class A	264	6,880
Swedish Match AB	246	8,637
Tele2 AB Class B	656	7,793
Telefonaktiebolaget LM Ericsson Class B	637	4,130
Telia Co. AB	1,485	6,967
Volvo AB Class B	277	4,698

		179,281

Security	Shares	Value
SWITZERLAND — 4.60%
ABB Ltd. Registered	231	$5,435
Adecco Group AG Registered	59	4,513
Baloise Holding AG Registered	64	10,308
Barry Callebaut AG Registered	5	7,146
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	3	17,117
Cie. Financiere Richemont SA Class A Registered	45	3,831
Dufry AG Registered[a]	32	5,111
EMS-Chemie Holding AG Registered	10	6,975
Geberit AG Registered	18	8,679
Givaudan SA Registered	4	7,980
Julius Baer Group Ltd.	97	5,499
Kuehne + Nagel International AG Registered	59	10,298
LafargeHolcim Ltd. Registered	70	4,197
Lonza Group AG Registered	22	5,244
Nestle SA Registered	139	11,770
Novartis AG Registered	67	5,722
Pargesa Holding SA Bearer	124	9,922
Partners Group Holding AG	12	7,811
Roche Holding AG	24	6,092
Schindler Holding AG Participation Certificates	60	12,972
Schindler Holding AG Registered	29	6,113
SGS SA Registered	3	6,648
Sika AG Bearer	1	6,908
Sonova Holding AG Registered	52	8,456
Swatch Group AG (The) Bearer	13	5,172
Swatch Group AG (The) Registered	31	2,394
Swiss Life Holding AG Registered	21	7,683
Swiss Prime Site AG Registered	168	15,192
Swiss Re AG	76	7,345
Swisscom AG Registered	21	10,288
UBS Group AG	229	3,992
Vifor Pharma AG	40	4,282
Zurich Insurance Group AG	18	5,500

		246,595
UNITED KINGDOM — 10.64%
3i Group PLC	611	7,540
Aberdeen Asset Management PLC	807	3,505
Admiral Group PLC	238	6,489
Antofagasta PLC	245	3,056
Ashtead Group PLC	164	3,522

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Associated British Foods PLC	138	$5,392
AstraZeneca PLC	77	4,638
Aviva PLC	838	5,955
Babcock International Group PLC	430	4,787
BAE Systems PLC	853	6,764
Barclays PLC	1,360	3,640
Barratt Developments PLC	538	4,366
Berkeley Group Holdings PLC	97	4,471
BHP Billiton PLC	185	3,361
BP PLC	721	4,237
British American Tobacco PLC	177	10,999
British Land Co. PLC (The)	808	6,503
BT Group PLC	1,553	6,419
Bunzl PLC	347	10,467
Burberry Group PLC	238	5,369
Carnival PLC	98	6,615
Centrica PLC	1,823	4,771
Cobham PLC	1,962	3,432
Coca-Cola European Partners PLC	202	8,749
Coca-Cola HBC AG	206	6,225
Compass Group PLC	497	10,595
Croda International PLC	139	6,782
DCC PLC	62	5,448
Diageo PLC	293	9,458
Direct Line Insurance Group PLC	1,584	7,823
Dixons Carphone PLC	1,152	4,085
easyJet PLC	196	3,194
Experian PLC	374	7,430
Fresnillo PLC	122	2,470
G4S PLC	1,126	4,881
GKN PLC	932	3,950
GlaxoSmithKline PLC	364	7,268
Hammerson PLC	1,038	7,862
Hargreaves Lansdown PLC	229	4,166
Hikma Pharmaceuticals PLC[d]	130	2,420
HSBC Holdings PLC	728	7,265
IMI PLC	329	5,218
Imperial Brands PLC	159	6,540
Inmarsat PLC	407	4,161
InterContinental Hotels Group PLC	102	5,770
Intertek Group PLC	114	6,464
Intu Properties PLC	1,912	6,435
Investec PLC	515	3,911
ITV PLC	2,044	4,662
J Sainsbury PLC	937	3,024

Security	Shares	Value
Johnson Matthey PLC	109	$4,038
Kingfisher PLC	1,385	5,376
Land Securities Group PLC	554	7,457
Legal & General Group PLC	1,678	5,938
Lloyds Banking Group PLC	6,112	5,284
London Stock Exchange Group PLC	136	6,720
Marks & Spencer Group PLC	1,060	4,503
Mediclinic International PLC	289	2,819
Meggitt PLC	700	4,642
Merlin Entertainments PLC[b]	995	6,156
Mondi PLC	196	5,155
National Grid PLC	594	7,336
Next PLC	109	5,676
Old Mutual PLC	1,428	3,699
Pearson PLC	303	2,626
Provident Financial PLC	142	3,860
Prudential PLC	238	5,798
Randgold Resources Ltd.	37	3,444
Reckitt Benckiser Group PLC	100	9,715
RELX PLC	597	13,002
Rio Tinto PLC	75	3,480
Rolls-Royce Holdings PLC	241	2,821
Royal Bank of Scotland Group PLC[a]	1,037	3,399
Royal Dutch Shell PLC Class A ADR	127	3,571
Royal Dutch Shell PLC Class B	192	5,447
Royal Mail PLC	798	4,241
RSA Insurance Group PLC	683	5,875
Sage Group PLC (The)	740	6,575
Schroders PLC	152	6,903
Segro PLC	1,386	9,630
Severn Trent PLC	281	8,298
Shire PLC	38	2,135
Sky PLC	364	4,631
Smith & Nephew PLC	363	6,317
Smiths Group PLC	351	7,103
SSE PLC	392	7,127
St. James’s Place PLC	308	4,942
Standard Chartered PLC[a]	260	2,902
Standard Life PLC	1,093	6,288
Tate & Lyle PLC	532	4,713
Taylor Wimpey PLC	1,425	3,577
Tesco PLC[a]	1,099	2,524
Travis Perkins PLC	291	5,824
TUI AG	286	4,491
Unilever PLC	151	8,603

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
United Utilities Group PLC	631	$7,466
Vodafone Group PLC	2,001	5,856
Weir Group PLC (The)	124	2,998
Whitbread PLC	140	7,102
Wm Morrison Supermarkets PLC	1,318	4,177
Wolseley PLC	104	6,207
WPP PLC	457	9,314

		570,335

TOTAL COMMON STOCKS
(Cost: $5,291,286)		5,313,540

PREFERRED STOCKS — 0.57%

GERMANY — 0.45%
Bayerische Motoren Werke AG, Preference Shares	34	2,700
Fuchs Petrolub SE, Preference Shares	122	7,221
Henkel AG & Co. KGaA, Preference Shares	67	9,459
Porsche Automobil Holding SE, Preference Shares	37	2,111
Volkswagen AG, Preference Shares	16	2,454

		23,945
ITALY — 0.12%
Intesa Sanpaolo SpA, Preference Shares	1,154	3,674
Telecom Italia SpA/Milano, Preference Shares	3,524	2,881

		6,555

TOTAL PREFERRED STOCKS
(Cost: $29,152)		30,500

RIGHTS — 0.00%

FRANCE — 0.00%
Gecina SA (Expires 08/02/17)[a,d]	54	160

		160

TOTAL RIGHTS
(Cost: $0)		160

SHORT-TERM INVESTMENTS — 0.41%

MONEY MARKET FUNDS — 0.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	20,802	20,809

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	1,089	$1,089

		21,898

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,898)		21,898

TOTAL INVESTMENTS IN SECURITIES — 100.09%
(Cost: $5,342,336)[h]		5,366,098
Other Assets, Less Liabilities — (0.09)%		(4,645)

NET ASSETS — 100.00%		$5,361,453

ADR — American Depositary Receipts

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $5,353,557. Net unrealized appreciation was $12,541, of which $268,397 represented gross unrealized appreciation on securities and $255,856 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL SIZE FACTOR ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$5,313,540	$—	$—	$5,313,540
Preferred stocks	30,500	—	—	30,500
Rights	160	—	—	160
Money market funds	21,898	—	—	21,898

Total	$5,366,098	$—	$—	$5,366,098

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.66%

AUSTRALIA — 1.12%
Fortescue Metals Group Ltd.	38,335	$175,671
Incitec Pivot Ltd.	40,221	102,753
LendLease Group	15,703	211,240
Origin Energy Ltd.[a]	25,420	140,435
Qantas Airways Ltd.	22,714	96,471
Sonic Healthcare Ltd.	8,323	148,110
South32 Ltd.	112,750	261,941

		1,136,621
AUSTRIA — 0.39%
OMV AG	2,133	120,258
Raiffeisen Bank International AGa	3,362	98,778
Voestalpine AG	3,444	174,032

		393,068
BELGIUM — 0.30%
Ageas	3,403	152,722
Solvay SA	1,066	152,452

		305,174
CANADA — 2.35%
Empire Co. Ltd. Class A	15,908	257,723
First Quantum Minerals Ltd.	18,286	201,496
George Weston Ltd.	2,706	235,621
Linamar Corp.	287	15,682
Loblaw Companies Ltd.	10,086	547,631
Magna International Inc. Class A	5,494	261,224
Power Corp. of Canada	3,608	87,477
Teck Resources Ltd. Class B	20,131	435,604
Valeant Pharmaceuticals International Inc.[a]	21,279	349,503

		2,391,961
DENMARK — 1.22%
AP Moller – Maersk A/S Class A	123	255,842
AP Moller – Maersk A/S Class B	205	445,903
Carlsberg A/S Class B	4,285	474,514
TDC A/S	10,289	63,209

		1,239,468
FINLAND — 0.51%
Fortum OYJ	3,772	61,460
Stora Enso OYJ Class R	12,136	161,685
UPM-Kymmene OYJ	11,111	301,428

		524,573

Security	Shares	Value
FRANCE — 12.54%
Atos SE	1,640	$248,366
AXA SA	30,709	903,700
BNP Paribas SA	17,384	1,343,906
Carrefour SA	20,541	491,743
Casino Guichard Perrachon SA	5,535	336,338
Cie. de Saint-Gobain	8,610	475,990
Cie. Generale des Etablissements Michelin Class B	2,091	281,906
CNP Assurances	3,567	85,792
Credit Agricole SA	21,894	383,324
Electricite de France SA	11,136	112,545
Engie SA	36,039	578,076
Orange SA	23,560	394,993
Peugeot SA	9,963	213,608
Renault SA	4,469	401,284
Rexel SA	7,913	124,874
Sanofi	41,146	3,915,821
SCOR SE	2,296	96,409
Societe Generale SA	15,445	903,199
STMicroelectronics NV	8,856	150,667
Total SA	26,158	1,324,899

		12,767,440
GERMANY — 5.84%
Allianz SE Registered	4,633	983,216
Bayerische Motoren Werke AG	4,305	394,425
Commerzbank AGa	27,757	362,599
Daimler AG Registered	13,571	948,653
Deutsche Bank AG Registered	48,041	854,703
Deutsche Lufthansa AG Registered	14,473	310,132
E.ON SE	39,114	385,663
HeidelbergCement AG	3,321	328,194
K+S AG Registered	4,920	127,586
Merck KGaA	3,403	372,527
Metro Wholesale & Food Specialist AGa	9,512	191,378
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,927	412,356
RWE AGa	8,446	177,399
Volkswagen AG	656	102,827

		5,951,658
HONG KONG — 4.10%
Cheung Kong Property Holdings Ltd.	82,000	664,072
CK Hutchison Holdings Ltd.	82,000	1,080,363

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
Hang Lung Properties Ltd.	41,000	$102,157
NWS Holdings Ltd.	41,000	78,534
PCCW Ltd.	82,000	46,196
Sino Land Co. Ltd.	164,000	270,878
Sun Hung Kai Properties Ltd.	41,000	635,199
WH Group Ltd.[b]	574,000	538,712
Wharf Holdings Ltd. (The)	53,000	450,933
Wheelock & Co. Ltd.	41,000	309,200

		4,176,244
ISRAEL — 2.12%
Bank Hapoalim BM	16,862	116,853
Bank Leumi Le-Israel BM	25,430	122,225
Taro Pharmaceutical Industries Ltd.[a,c]	574	65,625
Teva Pharmaceutical Industries Ltd. ADR	57,687	1,855,791

		2,160,494
ITALY — 2.76%
Assicurazioni Generali SpA	9,717	175,626
Enel SpA	136,776	777,913
Eni SpA	22,263	350,937
Fiat Chrysler Automobiles NVa	23,493	282,522
Leonardo SpA	5,834	101,317
Mediobanca SpA	8,979	93,318
Telecom Italia SpA/Milano[a]	185,525	190,408
UniCredit SpA[a]	40,007	784,880
UnipolSai Assicurazioni SpA	21,525	49,665

		2,806,586
JAPAN — 40.51%
Aisin Seiki Co. Ltd.	4,100	213,358
Alfresa Holdings Corp.	8,200	150,798
Alps Electric Co. Ltd.	4,100	111,688
Amada Holdings Co. Ltd.	8,200	93,581
ANA Holdings Inc.	41,000	140,445
Asahi Glass Co. Ltd.	8,200	345,083
Asahi Group Holdings Ltd.	16,400	667,755
Asahi Kasei Corp.	41,000	469,202
Bridgestone Corp.	8,200	345,603
Brother Industries Ltd.	4,100	104,638
Canon Inc.	20,500	711,874
Central Japan Railway Co.	4,100	658,627
Chubu Electric Power Co. Inc.	12,300	161,299
Chugoku Bank Ltd. (The)	4,100	59,369
Concordia Financial Group Ltd.	24,600	123,963
Dai-ichi Life Holdings Inc.	20,500	354,545
Daicel Corp.	8,200	106,790

Security	Shares	Value
Daiichi Sankyo Co. Ltd.	20,500	$446,753
Daiwa House Industry Co. Ltd.	16,400	571,280
Denso Corp.	4,100	196,883
Electric Power Development Co. Ltd.	4,100	103,636
FamilyMart UNY Holdings Co. Ltd.	4,100	229,314
FUJIFILM Holdings Corp.	16,400	601,558
Fujitsu Ltd.	41,000	305,640
Hachijuni Bank Ltd. (The)	16,400	104,045
Hankyu Hanshin Holdings Inc.	4,100	146,011
Hino Motors Ltd.	8,200	96,549
Hitachi Ltd.	164,000	1,127,421
Hitachi Metals Ltd.	4,100	57,069
Honda Motor Co. Ltd.	28,700	807,273
Iida Group Holdings Co. Ltd.	4,100	69,944
INPEX Corp.	16,400	159,258
Isuzu Motors Ltd.	8,200	112,505
ITOCHU Corp.	73,800	1,155,807
J Front Retailing Co. Ltd.	4,100	58,590
Japan Airlines Co. Ltd.	4,100	132,393
Japan Post Bank Co. Ltd.	4,100	52,616
Japan Post Holdings Co. Ltd.	8,200	103,228
JFE Holdings Inc.	24,600	474,768
JSR Corp.	4,100	72,282
JTEKT Corp.	8,200	116,883
JXTG Holdings Inc.	69,700	309,217
Kansai Electric Power Co. Inc. (The)	20,500	274,768
Kawasaki Heavy Industries Ltd.	41,000	130,612
KDDI Corp.	16,400	433,395
Kobe Steel Ltd.[a]	12,300	153,840
Komatsu Ltd.	16,400	440,000
Konica Minolta Inc.	16,400	135,659
Kuraray Co. Ltd.	12,300	239,332
Kyocera Corp.	8,200	498,108
Kyushu Electric Power Co. Inc.	8,200	96,920
LIXIL Group Corp.	4,100	105,343
Marubeni Corp.	90,200	596,980
Mebuki Financial Group Inc.	16,400	63,080
Medipal Holdings Corp.	8,200	149,981
MINEBEA MITSUMI Inc.	8,200	135,288
Miraca Holdings Inc.	4,100	187,013
Mitsubishi Chemical Holdings Corp.	41,000	344,712
Mitsubishi Corp.	57,400	1,244,935
Mitsubishi Electric Corp.	36,900	571,225
Mitsubishi Gas Chemical Co. Inc.	4,100	94,879
Mitsubishi Heavy Industries Ltd.	82,000	326,011

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
Mitsubishi Materials Corp.	4,100	$137,662
Mitsubishi Motors Corp.	4,100	29,610
Mitsubishi Tanabe Pharma Corp.	8,200	195,102
Mitsubishi UFJ Financial Group Inc.	250,100	1,584,416
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,200	43,636
Mitsui & Co. Ltd.	65,600	952,876
Mitsui Chemicals Inc.	41,000	233,766
Mitsui OSK Lines Ltd.	41,000	127,644
Mizuho Financial Group Inc.	516,600	918,234
MS&AD Insurance Group Holdings Inc.	8,200	287,347
NEC Corp.	66,000	179,194
Nexon Co. Ltd.[a]	4,100	85,158
NGK Spark Plug Co. Ltd.	4,100	82,968
NH Foods Ltd.	8,000	236,391
Nikon Corp.	4,100	72,171
Nippon Express Co. Ltd.	41,000	261,596
Nippon Steel & Sumitomo Metal Corp.	24,600	603,785
Nippon Telegraph & Telephone Corp.	12,300	600,000
Nippon Yusen KKa	82,000	156,586
Nissan Motor Co. Ltd.	49,200	488,015
Nisshin Seifun Group Inc.	12,300	201,707
Nomura Holdings Inc.	49,200	292,453
Nomura Real Estate Master Fund Inc.	82	115,993
NSK Ltd.	12,300	158,961
NTT DOCOMO Inc.	16,400	380,408
Obayashi Corp.	16,400	197,106
Oji Holdings Corp.	41,000	210,019
ORIX Corp.	20,500	324,954
Osaka Gas Co. Ltd.	41,000	163,822
Otsuka Holdings Co. Ltd.	12,300	541,002
Resona Holdings Inc.	45,100	232,000
Ricoh Co. Ltd.	24,600	230,872
Rohm Co. Ltd.	4,100	317,254
SBI Holdings Inc./Japan	4,100	58,590
Seiko Epson Corp.	8,200	216,030
Sekisui Chemical Co. Ltd.	4,100	75,399
Sekisui House Ltd.	12,300	212,783
Seven & I Holdings Co. Ltd.	32,800	1,319,481
Shinsei Bank Ltd.	41,000	67,532
SoftBank Group Corp.	8,200	664,787
Sompo Holdings Inc.	4,100	160,742
Sony Corp.	12,300	505,380
Subaru Corp.	8,200	296,401

Security	Shares	Value
Sumitomo Chemical Co. Ltd.	41,000	$240,445
Sumitomo Corp.	57,400	774,805
Sumitomo Dainippon Pharma Co. Ltd.	8,200	114,879
Sumitomo Electric Industries Ltd.	12,300	198,980
Sumitomo Mitsui Financial Group Inc.	32,800	1,245,269
Sumitomo Mitsui Trust Holdings Inc.	8,200	300,853
Sumitomo Rubber Industries Ltd.	4,100	71,095
Suzuken Co. Ltd./Aichi Japan	4,100	136,735
Suzuki Motor Corp.	4,100	194,063
T&D Holdings Inc.	8,200	121,113
Taiheiyo Cement Corp.	41,000	153,989
TDK Corp.	4,100	294,991
Teijin Ltd.	4,100	82,301
Tohoku Electric Power Co. Inc.	12,300	167,199
Tokio Marine Holdings Inc.	8,200	344,712
Tokyo Electric Power Co. Holdings Inc.[a]	32,800	138,924
Toshiba Corp.[a]	41,000	91,280
Toyo Seikan Group Holdings Ltd.	4,100	67,124
Toyo Suisan Kaisha Ltd.	4,100	148,794
Toyota Industries Corp.	4,100	220,037
Toyota Motor Corp.	45,100	2,544,490
Toyota Tsusho Corp.	8,200	263,451
West Japan Railway Co.	4,100	293,803
Yamada Denki Co. Ltd.	12,300	65,566
Yamaha Motor Co. Ltd.	4,100	103,154

		41,249,507
NETHERLANDS — 3.71%
Aegon NV	31,754	177,419
AerCap Holdings NVa	5,453	267,742
ArcelorMittal[a]	19,485	509,882
Gemalto NV	1,112	56,454
ING Groep NV	38,663	720,906
Koninklijke Ahold Delhaize NV	86,858	1,771,105
NN Group NV	6,765	273,495

		3,777,003
NORWAY — 1.10%
DNB ASA	11,685	228,630
Marine Harvest ASA	12,119	224,699
Norsk Hydro ASA	33,169	213,042
Statoil ASA	9,102	169,797
Telenor ASA	5,535	110,190
Yara International ASA	4,510	178,827

		1,125,185

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
SINGAPORE — 2.01%
CapitaLand Ltd.	41,000	$111,472
DBS Group Holdings Ltd.	20,600	328,155
Golden Agri-Resources Ltd.	881,500	256,552
Hutchison Port Holdings Trust	155,800	74,005
Keppel Corp. Ltd.	49,200	232,370
Oversea-Chinese Banking Corp. Ltd.[c]	28,700	240,224
SembCorp Industries Ltd.	41,000	97,576
Singapore Airlines Ltd.	16,400	125,550
Wilmar International Ltd.	180,400	443,955
Yangzijiang Shipbuilding Holdings Ltd.	127,100	132,513

		2,042,372
SPAIN — 2.93%
Banco de Sabadell SA	81,877	182,737
Banco Santander SA	154,000	1,048,363
CaixaBank SA	33,299	173,370
Iberdrola SA	59,816	469,966
International Consolidated Airlines Group SA	29,315	223,308
Mapfre SA	20,664	76,767
Repsol SA	21,899	365,596
Telefonica SA	39,811	448,719

		2,988,826
SWEDEN — 0.72%
Boliden AB	5,289	165,816
Getinge AB Class B	5,904	102,328
Telefonaktiebolaget LM Ericsson Class B	46,416	300,965
Telia Co. AB	34,932	163,884

		732,993
SWITZERLAND — 1.09%
Baloise Holding AG Registered	697	112,260
Credit Suisse Group AG Registered	25,420	392,029
Swiss Life Holding AG Registered	656	240,004
Swiss Re AG	3,772	364,553

		1,108,846
UNITED KINGDOM — 13.34%
3i Group PLC	13,741	169,561
Anglo American PLC[a]	42,640	704,086
Babcock International Group PLC	2,378	26,475
Barclays PLC	290,813	778,288
Barratt Developments PLC	16,851	136,736
Berkeley Group Holdings PLC	2,009	92,594
BP PLC	164,699	967,969

Security	Shares	Value
Dixons Carphone PLC	11,111	$39,404
Glencore PLC	184,664	813,494
HSBC Holdings PLC	202,808	2,024,005
J Sainsbury PLC	191,921	619,390
Lloyds Banking Group PLC	761,575	658,438
Meggitt PLC	19,721	130,776
Old Mutual PLC	41,369	107,169
Pearson PLC	6,724	58,285
Persimmon PLC	3,731	123,166
Petrofac Ltd.	5,740	33,826
Rio Tinto PLC	10,670	495,151
Royal Bank of Scotland Group PLC[a]	67,158	220,105
Royal Dutch Shell PLC Class A ADR	44,102	1,240,166
Royal Dutch Shell PLC Class B	35,506	1,007,337
Royal Mail PLC	32,103	170,604
Shire PLC	19,885	1,117,038
Standard Chartered PLC[a]	37,105	414,183
Taylor Wimpey PLC	27,511	69,056
Travis Perkins PLC	2,870	57,436
Vodafone Group PLC	242,105	708,578
Wm Morrison Supermarkets PLC	189,379	600,201

		13,583,517

TOTAL COMMON STOCKS
(Cost: $87,861,945)		100,461,536

PREFERRED STOCKS — 1.07%

GERMANY — 0.94%
Bayerische Motoren Werke AG, Preference Shares	533	42,323
Porsche Automobil Holding SE, Preference Shares	3,936	224,533
Volkswagen AG, Preference Shares	4,510	691,780

		958,636
ITALY — 0.13%
Intesa Sanpaolo SpA, Preference Shares	3,034	9,658
Telecom Italia SpA/Milano, Preference Shares	149,609	122,326

		131,984

TOTAL PREFERRED STOCKS
(Cost: $969,066)		1,090,620

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI INTL VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	84,729	$84,754
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	2,903	2,903

		87,657

TOTAL SHORT-TERM INVESTMENTS
(Cost: $87,652)		87,657

TOTAL INVESTMENTS IN SECURITIES — 99.81%
(Cost: $88,918,663)[g]		101,639,813
Other Assets, Less Liabilities — 0.19%		188,678

NET ASSETS — 100.00%		$101,828,491

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $89,526,156. Net unrealized appreciation was $12,113,657, of which $13,767,106 represented gross unrealized appreciation on securities and $1,653,449 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$100,461,536	$—	$—	$100,461,536
Preferred stocks	1,090,620	—	—	1,090,620
Money market funds	87,657	—	—	87,657

Total	$101,639,813	$—	$—	$101,639,813

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 5.17%
Boeing Co. (The)	469,187	$113,759,080
General Dynamics Corp.	244,691	48,040,184
Huntington Ingalls Industries Inc.	29,507	6,081,688
L3 Technologies Inc.	56,342	9,858,159

		177,739,111
BANKS — 14.82%
Bank of America Corp.	7,006,503	168,996,852
Citizens Financial Group Inc.	614,728	21,564,658
Comerica Inc.	153,751	11,117,735
East West Bancorp. Inc.	117,892	6,717,486
JPMorgan Chase & Co.	1,904,971	174,876,338
KeyCorp	855,578	15,434,627
M&T Bank Corp.	109,039	17,789,713
PNC Financial Services Group Inc. (The)[a]	404,918	52,153,438
Regions Financial Corp.	849,153	12,397,634
SunTrust Banks Inc.	353,813	20,269,947
SVB Financial Group[b]	45,929	8,195,571

		509,513,999
BIOTECHNOLOGY — 0.23%
Seattle Genetics Inc.[b]	70,831	3,576,965
TESARO Inc.[b,c]	34,177	4,363,036

		7,940,001
BUILDING PRODUCTS — 0.16%
AO Smith Corp.	99,535	5,330,099

		5,330,099
CAPITAL MARKETS — 4.26%
Ameriprise Financial Inc.	123,462	17,887,175
CBOE Holdings Inc.	91,531	8,652,426
Goldman Sachs Group Inc. (The)	252,807	56,965,001
Morgan Stanley	1,188,997	55,763,959
MSCI Inc.	67,793	7,386,047

		146,654,608
CHEMICALS — 1.28%
Albemarle Corp.	86,633	10,032,101
FMC Corp.	159,097	12,151,829
Sherwin-Williams Co. (The)	64,882	21,882,752

		44,066,682
COMMERCIAL SERVICES & SUPPLIES — 1.86%
Cintas Corp.	65,467	8,828,225
Republic Services Inc.	250,442	16,083,385
Rollins Inc.	100,933	4,381,502

Security	Shares	Value
Waste Connections Inc.	215,935	$14,031,456
Waste Management Inc.	276,199	20,756,355

		64,080,923
COMMUNICATIONS EQUIPMENT — 0.62%
Arista Networks Inc.[b,c]	66,848	9,979,738
Harris Corp.	98,506	11,275,982

		21,255,720
CONTAINERS & PACKAGING — 0.21%
Packaging Corp. of America	66,092	7,235,752

		7,235,752
DIVERSIFIED FINANCIAL SERVICES — 0.23%
Leucadia National Corp.	305,222	7,944,929

		7,944,929
ELECTRICAL EQUIPMENT — 0.50%
Rockwell Automation Inc.	104,619	17,265,274

		17,265,274
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.36%
Amphenol Corp. Class A	166,089	12,725,739
CDW Corp./DE	148,109	9,394,554
Corning Inc.	844,054	24,595,734

		46,716,027
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.96%
Digital Realty Trust Inc.	113,996	13,148,299
Equinix Inc.	44,035	19,847,895

		32,996,194
HEALTH CARE EQUIPMENT & SUPPLIES — 4.84%
Align Technology Inc.[b]	93,786	15,683,833
Baxter International Inc.	313,968	18,988,785
CR Bard Inc.	80,761	25,891,976
Hologic Inc.[b]	219,938	9,723,459
IDEXX Laboratories Inc.[b]	122,361	20,368,212
Intuitive Surgical Inc.[b]	25,991	24,386,316
Stryker Corp.	234,962	34,562,910
Teleflex Inc.	52,894	10,960,695
Varian Medical Systems Inc.[b]	60,594	5,884,889

		166,451,075
HEALTH CARE PROVIDERS & SERVICES — 6.42%
Anthem Inc.	257,302	47,912,206
Quest Diagnostics Inc.	138,530	15,004,184
UnitedHealth Group Inc.	788,122	151,169,681
VCA Inc.[b]	71,476	6,617,248

		220,703,319

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.17%
Veeva Systems Inc. Class Ab,c	90,454	$5,767,347

		5,767,347
HOTELS, RESTAURANTS & LEISURE — 1.84%
Darden Restaurants Inc.	112,369	9,425,512
Domino’s Pizza Inc.	26,422	4,927,703
Marriott International Inc./MD Class A	289,184	30,130,081
Vail Resorts Inc.	37,673	7,939,961
Wyndham Worldwide Corp.	104,430	10,899,359

		63,322,616
HOUSEHOLD DURABLES — 0.41%
NVR Inc.[b]	3,782	9,872,684
Toll Brothers Inc.	111,088	4,286,886

		14,159,570
INDUSTRIAL CONGLOMERATES — 0.53%
Roper Technologies Inc.	79,021	18,369,222

		18,369,222
INSURANCE — 5.55%
Allstate Corp. (The)	299,589	27,262,599
American Financial Group Inc./OH	95,482	9,681,875
Arch Capital Group Ltd.[b]	155,416	15,115,760
Axis Capital Holdings Ltd.	64,458	4,162,698
Everest Re Group Ltd.	46,864	12,296,645
Lincoln National Corp.	168,106	12,281,824
Principal Financial Group Inc.	226,435	15,114,536
Progressive Corp. (The)	499,695	23,550,625
Prudential Financial Inc.	301,565	34,146,205
Reinsurance Group of America Inc.	48,017	6,731,984
Torchmark Corp.	102,423	8,088,344
Unum Group	175,455	8,795,559
WR Berkley Corp.	73,302	5,055,639
XL Group Ltd.	191,352	8,496,029

		190,780,322
INTERNET SOFTWARE & SERVICES — 0.40%
MercadoLibre Inc.	35,896	10,353,124
Zillow Group Inc. Class Cb,c	76,148	3,438,844

		13,791,968
IT SERVICES — 1.79%
DXC Technology Co.	328,728	25,765,701
Fiserv Inc.[b]	154,893	19,903,750
Gartner Inc.[b]	76,150	9,771,568

Security	Shares	Value
Jack Henry & Associates Inc.	57,632	$6,185,066

		61,626,085
LIFE SCIENCES TOOLS & SERVICES — 1.18%
Agilent Technologies Inc.	263,612	15,761,361
Mettler-Toledo International Inc.[b]	25,469	14,595,775
Waters Corp.[b]	58,332	10,117,102

		40,474,238
MACHINERY — 2.25%
IDEX Corp.	55,592	6,478,692
Illinois Tool Works Inc.	242,311	34,095,581
Ingersoll-Rand PLC	216,795	19,051,944
Parker-Hannifin Corp.	106,048	17,601,847

		77,228,064
MEDIA — 7.53%
Charter Communications Inc. Class Ab	238,546	93,488,563
Comcast Corp. Class A	3,839,008	155,287,874
Liberty Broadband Corp. Class Cb	101,401	10,056,951

		258,833,388
MULTI-UTILITIES — 0.29%
CenterPoint Energy Inc.	359,088	10,122,691

		10,122,691
ROAD & RAIL — 1.90%
CSX Corp.	1,324,183	65,335,189

		65,335,189
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 11.93%
Advanced Micro Devices Inc.[b,c]	1,066,764	14,518,658
Applied Materials Inc.	1,293,516	57,315,694
Broadcom Ltd.	250,761	61,852,708
KLA-Tencor Corp.	113,242	10,489,607
Lam Research Corp.	214,374	34,184,078
Microchip Technology Inc.	179,286	14,350,051
Micron Technology Inc.[b]	1,263,616	35,532,882
NVIDIA Corp.	769,980	125,129,450
Texas Instruments Inc.	559,538	45,535,203
Xilinx Inc.	180,459	11,415,836

		410,324,167
SOFTWARE — 9.65%
Activision Blizzard Inc.	451,971	27,922,768
Adobe Systems Inc.[b]	385,714	56,503,244
Autodesk Inc.[b]	122,521	13,574,102
Cadence Design Systems Inc.[b]	239,386	8,833,343

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2017

Security	Shares	Value
Dell Technologies Inc. Class Vb	191,090	$12,281,354
Microsoft Corp.	2,383,924	173,311,275
Symantec Corp.	701,973	21,754,143
Synopsys Inc.[b]	164,849	12,622,488
VMware Inc. Class Ab,c	55,114	5,109,619

		331,912,336
SPECIALTY RETAIL — 4.30%
Best Buy Co. Inc.	206,269	12,033,733
Home Depot Inc. (The)	907,871	135,817,502

		147,851,235
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 6.52%
Apple Inc.	1,055,200	156,939,896
HP Inc.	1,278,134	24,412,359
NetApp Inc.	196,531	8,533,376
Seagate Technology PLC	196,207	6,466,983
Western Digital Corp.	327,835	27,905,315

		224,257,929
WIRELESS TELECOMMUNICATION SERVICES — 0.74%
Sprint Corp.[b,c]	777,116	6,201,386
T-Mobile U.S. Inc.[b,c]	310,168	19,124,959

		25,326,345

TOTAL COMMON STOCKS
(Cost: $3,147,283,142)		3,435,376,425

SHORT-TERM INVESTMENTS — 0.83%

MONEY MARKET FUNDS — 0.83%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	26,355,506	26,363,413

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	2,317,486	$2,317,486

		28,680,899

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,680,247)		28,680,899

TOTAL INVESTMENTS IN SECURITIES — 100.73%
(Cost: $3,175,963,389)[g]		3,464,057,324
Other Assets, Less Liabilities — (0.73)%		(25,235,695)

NET ASSETS — 100.00%		$3,438,821,629

[a]	Affiliated issuer. See Schedule 1.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,177,987,089. Net unrealized appreciation was $286,070,235, of which $316,561,701 represented gross unrealized appreciation on securities and $30,491,466 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
PNC Financial Services Group Inc. (The)	—	423,678	(18,760)	404,918	$52,153,438	$299,700	$153,934

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA MOMENTUM FACTOR ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,435,376,425	$—	$—	$3,435,376,425
Money market funds	28,680,899	—	—	28,680,899

Total	$3,464,057,324	$—	$—	$3,464,057,324

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.75%

AEROSPACE & DEFENSE — 2.49%
General Dynamics Corp.	181,428	$35,619,759
Huntington Ingalls Industries Inc.	32,603	6,719,805
Northrop Grumman Corp.	121,656	32,011,343
Rockwell Collins Inc.	110,808	11,804,376

		86,155,283
AIR FREIGHT & LOGISTICS — 0.43%
CH Robinson Worldwide Inc.	107,552	7,055,411
Expeditors International of Washington Inc.	130,609	7,690,258

		14,745,669
AIRLINES — 0.15%
Southwest Airlines Co.	96,245	5,342,560

		5,342,560
AUTO COMPONENTS — 0.62%
Delphi Automotive PLC	236,025	21,341,380

		21,341,380
BANKS — 0.37%
East West Bancorp. Inc.	223,620	12,741,868

		12,741,868
BEVERAGES — 0.62%
Brown-Forman Corp. Class B	434,404	21,459,558

		21,459,558
BIOTECHNOLOGY — 4.69%
Biogen Inc.[a]	172,048	49,823,380
Gilead Sciences Inc.	1,096,471	83,430,478
Regeneron Pharmaceuticals Inc.[a]	48,972	24,075,615
United Therapeutics Corp.[a]	39,934	5,127,526

		162,456,999
BUILDING PRODUCTS — 0.15%
AO Smith Corp.	94,170	5,042,803

		5,042,803
CAPITAL MARKETS — 7.84%
BlackRock Inc.[b]	182,468	77,828,076
Charles Schwab Corp. (The)	1,888,966	81,036,641
Eaton Vance Corp. NVS	230,839	11,331,886
Franklin Resources Inc.	544,837	24,397,801
SEI Investments Co.	280,396	15,845,178
T Rowe Price Group Inc.	500,701	41,417,987
TD Ameritrade Holding Corp.	431,860	19,748,958

		271,606,527

Security	Shares	Value
CHEMICALS — 2.85%
Air Products & Chemicals Inc.	131,129	$18,639,987
Celanese Corp. Series A	95,439	9,178,369
International Flavors & Fragrances Inc.	51,581	6,869,558
LyondellBasell Industries NV Class A	353,698	31,864,653
Sherwin-Williams Co. (The)	95,382	32,169,487

		98,722,054
COMMERCIAL SERVICES & SUPPLIES — 0.10%
Rollins Inc.	83,404	3,620,568

		3,620,568
COMMUNICATIONS EQUIPMENT — 0.13%
F5 Networks Inc.[a]	37,588	4,538,751

		4,538,751
CONTAINERS & PACKAGING — 0.16%
Avery Dennison Corp.	60,311	5,604,701

		5,604,701
DISTRIBUTORS — 0.24%
Genuine Parts Co.	97,635	8,292,141

		8,292,141
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.20%
AT&T Inc.	1,843,265	71,887,335
CenturyLink Inc.	182,702	4,251,476

		76,138,811
ELECTRIC UTILITIES — 1.53%
OGE Energy Corp.	619,627	22,219,824
Pinnacle West Capital Corp.	356,750	30,940,928

		53,160,752
ELECTRICAL EQUIPMENT — 0.45%
Rockwell Automation Inc.	94,051	15,521,237

		15,521,237
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.37%
TE Connectivity Ltd.	158,438	12,736,831

		12,736,831
ENERGY EQUIPMENT & SERVICES — 1.01%
Core Laboratories NV	20,394	2,050,209
Helmerich & Payne Inc.	31,644	1,601,819
Schlumberger Ltd.	398,433	27,332,504
TechnipFMC PLC[a]	144,795	4,132,449

		35,116,981

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2017

Security	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.57%
Camden Property Trust	81,529	$7,313,151
Federal Realty Investment Trust[c]	56,051	7,434,044
Liberty Property Trust	129,813	5,454,742
National Retail Properties Inc.	129,711	5,185,846
Public Storage	212,196	43,621,132
Realty Income Corp.[c]	203,063	11,586,775
Regency Centers Corp.	127,657	8,453,447

		89,049,137
FOOD PRODUCTS — 0.36%
Hormel Foods Corp.	365,584	12,492,005

		12,492,005
GAS UTILITIES — 1.65%
Atmos Energy Corp.	336,835	29,223,804
UGI Corp.	551,376	27,827,947

		57,051,751
HEALTH CARE EQUIPMENT & SUPPLIES — 1.09%
Align Technology Inc.[a]	52,368	8,757,501
Edwards Lifesciences Corp.[a]	147,010	16,932,612
ResMed Inc.	81,053	6,250,807
Varian Medical Systems Inc.[a]	59,396	5,768,539

		37,709,459
HEALTH CARE PROVIDERS & SERVICES — 0.93%
Henry Schein Inc.[a]	49,093	8,945,235
McKesson Corp.	143,070	23,158,741

		32,103,976
HEALTH CARE TECHNOLOGY — 0.34%
Cerner Corp.[a]	182,060	11,719,202

		11,719,202
HOTELS, RESTAURANTS & LEISURE — 2.27%
Starbucks Corp.	1,460,021	78,811,934

		78,811,934
HOUSEHOLD DURABLES — 0.32%
Leggett & Platt Inc.	90,034	4,337,838
NVR Inc.[a]	2,630	6,865,457

		11,203,295
INDUSTRIAL CONGLOMERATES — 3.15%
3M Co.	541,983	109,030,720

		109,030,720
INSURANCE — 6.37%
Aflac Inc.	601,566	47,974,889
Aon PLC	400,836	55,383,510

Security	Shares	Value
Marsh & McLennan Companies Inc.	960,853	$74,917,708
Principal Financial Group Inc.	440,676	29,415,123
Torchmark Corp.	167,529	13,229,765

		220,920,995
INTERNET & DIRECT MARKETING RETAIL — 2.03%
Priceline Group Inc. (The)[a,c]	34,746	70,482,261

		70,482,261
INTERNET SOFTWARE & SERVICES — 0.18%
MercadoLibre Inc.	21,585	6,225,546

		6,225,546
IT SERVICES — 10.67%
Accenture PLC Class A	513,779	66,185,011
Automatic Data Processing Inc.	289,765	34,455,956
Broadridge Financial Solutions Inc.	55,057	4,176,624
International Business Machines Corp.	527,541	76,319,357
Jack Henry & Associates Inc.	42,425	4,553,051
MasterCard Inc. Class A	716,043	91,510,295
Paychex Inc.	221,725	12,826,791
Visa Inc. Class A	802,402	79,887,143

		369,914,228
LIFE SCIENCES TOOLS & SERVICES — 0.66%
Mettler-Toledo International Inc.[a]	25,194	14,438,178
Waters Corp.[a]	47,900	8,307,776

		22,745,954
MACHINERY — 1.96%
Cummins Inc.	98,283	16,501,716
Fortive Corp.	179,681	11,632,548
Illinois Tool Works Inc.	211,427	29,749,893
Middleby Corp. (The)[a,c]	34,172	4,465,597
Snap-on Inc.	35,410	5,460,222

		67,809,976
MEDIA — 0.38%
Omnicom Group Inc.	167,932	13,222,966

		13,222,966
MULTILINE RETAIL — 0.12%
Nordstrom Inc.	86,823	4,216,993

		4,216,993
OIL, GAS & CONSUMABLE FUELS — 5.02%
Chevron Corp.	549,304	59,978,504
Exxon Mobil Corp.	968,165	77,491,926
Marathon Petroleum Corp.	164,751	9,224,408
ONEOK Inc.	64,773	3,664,209

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2017

Security	Shares	Value
Phillips 66	145,657	$12,198,774
Valero Energy Corp.	163,933	11,306,459

		173,864,280
PERSONAL PRODUCTS — 0.86%
Estee Lauder Companies Inc. (The) Class A	302,712	29,965,461

		29,965,461
PHARMACEUTICALS — 6.63%
Bristol-Myers Squibb Co.	991,073	56,392,054
Johnson & Johnson	1,306,850	173,445,132

		229,837,186
PROFESSIONAL SERVICES — 0.14%
Robert Half International Inc.	110,478	4,999,129

		4,999,129
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.48%
CBRE Group Inc. Class Aa	281,248	10,684,612
Jones Lang LaSalle Inc.	46,183	5,875,401

		16,560,013
ROAD & RAIL — 0.16%
JB Hunt Transport Services Inc.	62,297	5,650,961

		5,650,961
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.60%
Applied Materials Inc.	506,305	22,434,374
Maxim Integrated Products Inc.	134,804	6,125,494
NVIDIA Corp.	249,819	40,598,086
Skyworks Solutions Inc.	94,518	9,912,103
Texas Instruments Inc.	561,467	45,692,184

		124,762,241
SOFTWARE — 4.74%
CDK Global Inc.	59,034	3,883,256
Intuit Inc.	176,362	24,198,630
Microsoft Corp.	1,873,404	136,196,471

		164,278,357
SPECIALTY RETAIL — 3.80%
Bed Bath & Beyond Inc.	103,792	3,103,381
Best Buy Co. Inc.	187,038	10,911,797
Dick’s Sporting Goods Inc.	53,426	1,994,927
Foot Locker Inc.	97,421	4,597,297
Gap Inc. (The)	149,407	3,560,369
O’Reilly Automotive Inc.[a]	100,716	20,576,279
Ross Stores Inc.	386,348	21,372,771
TJX Companies Inc. (The)	683,167	48,033,472

Security	Shares	Value
Tractor Supply Co.	104,271	$5,851,688
Ulta Salon Cosmetics & Fragrance Inc.[a]	46,583	11,702,115

		131,704,096
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.56%
Apple Inc.	828,488	123,221,020

		123,221,020
TEXTILES, APPAREL & LUXURY GOODS — 2.59%
lululemon athletica Inc.[a,c]	73,515	4,531,465
Michael Kors Holdings Ltd.[a]	142,624	5,197,218
NIKE Inc. Class B	1,112,472	65,691,471
VF Corp.	233,309	14,509,487

		89,929,641
TOBACCO — 6.30%
Altria Group Inc.	3,363,065	218,498,333

		218,498,333
TRADING COMPANIES & DISTRIBUTORS — 0.42%
Fastenal Co.	212,123	9,112,804
WW Grainger Inc.	33,350	5,560,779

		14,673,583

TOTAL COMMON STOCKS
(Cost: $3,257,395,808)		3,457,000,173

SHORT-TERM INVESTMENTS — 0.63%

MONEY MARKET FUNDS — 0.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	16,209,780	16,214,643
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	5,470,419	5,470,419

		21,685,062

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,684,419)		21,685,062

TOTAL INVESTMENTS IN SECURITIES — 100.38%
(Cost: $3,279,080,227)[g]		3,478,685,235
Other Assets, Less Liabilities — (0.38)%		(13,127,871)

NET ASSETS — 100.00%		$3,465,557,364

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA QUALITY FACTOR ETF

July 31, 2017

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,307,660,848. Net unrealized appreciation was $171,024,387, of which $305,495,523 represented gross unrealized appreciation on securities and $134,471,136 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	81,819	160,574	(59,925)	182,468	$77,828,076	$1,212,139	$4,738,934

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,457,000,173	$—	$—	$3,457,000,173
Money market funds	21,685,062	—	—	21,685,062

Total	$3,478,685,235	$—	$—	$3,478,685,235

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 2.22%
Arconic Inc.	3,015	$74,742
Boeing Co. (The)	1,518	368,054
General Dynamics Corp.	2,045	401,495
Huntington Ingalls Industries Inc.	976	201,163
L3 Technologies Inc.	1,846	322,995
Lockheed Martin Corp.	1,789	522,621
Northrop Grumman Corp.	1,750	460,477
Raytheon Co.	2,518	432,517
Rockwell Collins Inc.	3,567	379,993
Textron Inc.	4,395	215,926
TransDigm Group Inc.	948	267,469
United Technologies Corp.	3,148	373,258

		4,020,710
AIR FREIGHT & LOGISTICS — 0.94%
CH Robinson Worldwide Inc.	5,231	343,154
Expeditors International of Washington Inc.	8,938	526,269
FedEx Corp.	1,463	304,348
United Parcel Service Inc. Class B	4,761	525,091

		1,698,862
AIRLINES — 0.25%
American Airlines Group Inc.	1,857	93,667
Delta Air Lines Inc.	3,004	148,278
Southwest Airlines Co.	2,344	130,115
United Continental Holdings Inc.[a]	1,302	88,119

		460,179
AUTO COMPONENTS — 0.53%
Autoliv Inc.[b]	2,260	244,962
BorgWarner Inc.	3,503	163,730
Delphi Automotive PLC	1,955	176,771
Goodyear Tire & Rubber Co. (The)	4,389	138,297
Lear Corp.	1,610	238,586

		962,346
AUTOMOBILES — 0.38%
Ford Motor Co.	22,097	247,928
General Motors Co.	6,249	224,839
Harley-Davidson Inc.	2,697	131,263
Tesla Inc.[a,b]	274	88,631

		692,661
BANKS — 3.18%
Bank of America Corp.	7,771	187,437
BB&T Corp.	8,283	391,952
CIT Group Inc.	3,090	147,238

Security	Shares	Value
Citigroup Inc.	3,671	$251,280
Citizens Financial Group Inc.	5,779	202,727
Comerica Inc.	2,431	175,786
East West Bancorp. Inc.	3,257	185,584
Fifth Third Bancorp.	8,840	236,028
First Republic Bank/CA	2,742	275,105
Huntington Bancshares Inc./OH	19,073	252,717
JPMorgan Chase & Co.	3,678	337,640
KeyCorp	11,509	207,622
M&T Bank Corp.	2,161	352,567
People’s United Financial Inc.	23,617	411,880
PNC Financial Services Group Inc. (The)[c]	3,023	389,362
Regions Financial Corp.	12,035	175,711
Signature Bank/New York NYa	1,486	205,930
SunTrust Banks Inc.	4,740	271,555
SVB Financial Group[a]	663	118,306
U.S. Bancorp.	8,666	457,391
Wells Fargo & Co.	6,272	338,312
Zions BanCorp.	4,158	188,441

		5,760,571
BEVERAGES — 1.66%
Brown-Forman Corp. Class B	7,544	372,674
Coca-Cola Co. (The)	14,940	684,850
Constellation Brands Inc. Class A	1,838	355,377
Dr Pepper Snapple Group Inc.	4,986	454,524
Molson Coors Brewing Co. Class B	2,441	217,200
Monster Beverage Corp.[a]	2,375	125,281
PepsiCo Inc.	6,891	803,559

		3,013,465
BIOTECHNOLOGY — 0.89%
AbbVie Inc.	2,524	176,453
Alexion Pharmaceuticals Inc.[a]	876	120,310
Alkermes PLC[a]	933	50,765
Amgen Inc.	1,281	223,547
Biogen Inc.[a]	450	130,316
BioMarin Pharmaceutical Inc.[a]	1,013	88,870
Celgene Corp.[a]	1,212	164,117
Gilead Sciences Inc.	2,863	217,846
Incyte Corp.[a]	470	62,646
Regeneron Pharmaceuticals Inc.[a]	246	120,939
Seattle Genetics Inc.[a]	968	48,884
TESARO Inc.[a,b]	178	22,723
United Therapeutics Corp.[a]	812	104,261
Vertex Pharmaceuticals Inc.[a]	509	77,276

		1,608,953

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
BUILDING PRODUCTS — 0.90%
Allegion PLC	3,775	$306,681
AO Smith Corp.	4,835	258,914
Fortune Brands Home & Security Inc.	4,059	266,555
Johnson Controls International PLC	7,178	279,583
Lennox International Inc.	1,659	283,689
Masco Corp.	6,175	235,453

		1,630,875
CAPITAL MARKETS — 3.78%
Affiliated Managers Group Inc.	1,020	189,547
Ameriprise Financial Inc.	1,383	200,369
Bank of New York Mellon Corp. (The)	6,594	349,680
BlackRock Inc.[c]	796	339,518
CBOE Holdings Inc.	4,520	427,276
Charles Schwab Corp. (The)	3,975	170,527
CME Group Inc.	2,643	324,085
E*TRADE Financial Corp.[a]	3,877	158,957
Eaton Vance Corp. NVS	4,174	204,902
Franklin Resources Inc.	5,677	254,216
Goldman Sachs Group Inc. (The)	1,145	258,003
Intercontinental Exchange Inc.	5,488	366,104
Invesco Ltd.	6,468	224,892
Moody’s Corp.	2,572	338,552
Morgan Stanley	4,539	212,879
MSCI Inc.	3,143	342,430
Nasdaq Inc.	5,680	422,422
Northern Trust Corp.	3,217	281,520
Raymond James Financial Inc.	2,910	242,083
S&P Global Inc.	2,253	346,038
SEI Investments Co.	4,904	277,125
State Street Corp.	2,735	254,984
T Rowe Price Group Inc.	5,338	441,559
TD Ameritrade Holding Corp.	4,622	211,364

		6,839,032
CHEMICALS — 2.67%
Air Products & Chemicals Inc.	2,290	325,523
Albemarle Corp.	1,208	139,886
Axalta Coating Systems Ltd.[a]	3,602	113,463
Celanese Corp. Series A	2,398	230,616
CF Industries Holdings Inc.	3,023	88,725
Dow Chemical Co. (The)	3,948	253,620
Eastman Chemical Co.	3,009	250,228
Ecolab Inc.	4,082	537,477

Security	Shares	Value
EI du Pont de Nemours & Co.	2,954	$242,848
FMC Corp.	2,305	176,056
International Flavors & Fragrances Inc.	2,701	359,719
LyondellBasell Industries NV Class A	1,962	176,757
Monsanto Co.	3,046	355,834
Mosaic Co. (The)	5,716	137,984
PPG Industries Inc.	3,283	345,536
Praxair Inc.	3,700	481,592
Sherwin-Williams Co. (The)	963	324,791
WR Grace & Co.	4,283	295,356

		4,836,011
COMMERCIAL SERVICES & SUPPLIES — 1.70%
Cintas Corp.	3,609	486,673
Republic Services Inc.	13,035	837,108
Rollins Inc.	9,895	429,542
Stericycle Inc.[a]	2,211	170,424
Waste Connections Inc.	6,247	405,930
Waste Management Inc.	9,880	742,482

		3,072,159
COMMUNICATIONS EQUIPMENT — 0.89%
Arista Networks Inc.[a,b]	769	114,804
Cisco Systems Inc.	9,067	285,157
CommScope Holding Co. Inc.[a]	2,638	97,026
F5 Networks Inc.[a]	1,639	197,909
Harris Corp.	2,631	301,170
Juniper Networks Inc.	6,139	171,585
Motorola Solutions Inc.	3,813	345,763
Palo Alto Networks Inc.[a]	770	101,471

		1,614,885
CONSTRUCTION & ENGINEERING — 0.20%
Fluor Corp.	3,875	168,291
Jacobs Engineering Group Inc.	3,556	187,473

		355,764
CONSTRUCTION MATERIALS — 0.19%
Martin Marietta Materials Inc.	576	130,424
Vulcan Materials Co.	1,774	218,415

		348,839
CONSUMER FINANCE — 0.76%
Ally Financial Inc.	8,696	196,877
American Express Co.	3,883	330,948
Capital One Financial Corp.	2,859	246,389
Discover Financial Services	4,437	270,391
Navient Corp.	7,393	109,047

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Synchrony Financial	7,439	$225,550

		1,379,202
CONTAINERS & PACKAGING — 1.13%
Avery Dennison Corp.	4,475	415,862
Ball Corp.	8,416	352,630
Crown Holdings Inc.[a]	5,654	336,243
International Paper Co.	5,382	295,902
Packaging Corp. of America	1,975	216,223
Sealed Air Corp.	5,447	236,999
WestRock Co.	3,344	192,013

		2,045,872
DISTRIBUTORS — 0.32%
Genuine Parts Co.	3,781	321,120
LKQ Corp.[a]	7,351	254,051

		575,171
DIVERSIFIED CONSUMER SERVICES — 0.10%
H&R Block Inc.	5,763	175,772

		175,772
DIVERSIFIED FINANCIAL SERVICES — 0.63%
Berkshire Hathaway Inc. Class Ba	4,169	729,450
Leucadia National Corp.	8,741	227,528
Voya Financial Inc.	4,784	187,724

		1,144,702
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.92%
AT&T Inc.	16,458	641,862
CenturyLink Inc.	7,138	166,101
Level 3 Communications Inc.[a]	3,702	217,233
Verizon Communications Inc.	11,190	541,596
Zayo Group Holdings Inc.[a]	3,202	104,994

		1,671,786
ELECTRIC UTILITIES — 4.21%
Alliant Energy Corp.	11,390	461,637
American Electric Power Co. Inc.	7,155	504,714
Duke Energy Corp.	6,427	547,066
Edison International	6,293	495,133
Entergy Corp.	5,728	439,452
Eversource Energy	7,957	483,706
Exelon Corp.	7,833	300,317
FirstEnergy Corp.	10,469	334,066
NextEra Energy Inc.	3,829	559,379
OGE Energy Corp.	11,042	395,966
PG&E Corp.	7,072	478,704
Pinnacle West Capital Corp.	6,044	524,196
PPL Corp.	10,845	415,689

Security	Shares	Value
Southern Co. (The)	12,965	$621,412
Westar Energy Inc.	8,459	429,294
Xcel Energy Inc.	13,425	635,137

		7,625,868
ELECTRICAL EQUIPMENT — 0.80%
Acuity Brands Inc.[b]	838	169,821
AMETEK Inc.	5,402	332,655
Eaton Corp. PLC	2,610	204,233
Emerson Electric Co.	4,304	256,561
Rockwell Automation Inc.	1,592	262,728
Sensata Technologies Holding NVa,b	4,862	219,373

		1,445,371
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.31%
Amphenol Corp. Class A	5,706	437,194
Arrow Electronics Inc.[a]	2,922	237,529
Avnet Inc.	7,153	274,532
CDW Corp./DE	4,135	262,283
Corning Inc.	8,990	261,969
Flex Ltd.[a]	12,636	202,050
FLIR Systems Inc.	6,185	230,824
TE Connectivity Ltd.	3,981	320,032
Trimble Inc.[a]	3,698	138,416

		2,364,829
ENERGY EQUIPMENT & SERVICES — 0.48%
Baker Hughes a GE Co.	2,357	86,949
Core Laboratories NVb	1,032	103,747
Halliburton Co.	3,050	129,442
Helmerich & Payne Inc.	1,284	64,996
National Oilwell Varco Inc.	3,310	108,270
Schlumberger Ltd.	3,423	234,818
TechnipFMC PLC[a]	3,848	109,822
Weatherford International PLC[a,b]	7,204	32,130

		870,174
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.03%
Alexandria Real Estate Equities Inc.[b]	3,165	383,756
American Tower Corp.	3,317	452,207
AvalonBay Communities Inc.	2,428	467,026
Boston Properties Inc.	3,535	427,417
Brixmor Property Group Inc.	15,692	307,406
Camden Property Trust	5,009	449,307
Colony NorthStar Inc. Class A	18,467	270,357
Crown Castle International Corp.	4,294	431,890
Digital Realty Trust Inc.	3,085	355,824

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Duke Realty Corp.	12,537	$358,433
Equinix Inc.	783	352,922
Equity Residential	6,850	466,211
Essex Property Trust Inc.	1,666	435,992
Extra Space Storage Inc.	3,485	277,057
Federal Realty Investment Trust	4,048	536,886
GGP Inc.	13,490	305,009
HCP Inc.	5,640	178,506
Host Hotels & Resorts Inc.	11,666	217,688
Iron Mountain Inc.	5,923	215,775
Kimco Realty Corp.	16,703	337,067
Liberty Property Trust	8,596	361,204
Macerich Co. (The)	4,741	272,086
Mid-America Apartment Communities Inc.	3,259	337,404
National Retail Properties Inc.	8,065	322,439
Prologis Inc.	6,543	397,880
Public Storage	1,695	348,441
Realty Income Corp.[b]	5,291	301,904
Regency Centers Corp.	6,564	434,668
SBA Communications Corp.[a]	2,148	295,457
Simon Property Group Inc.	2,692	426,682
SL Green Realty Corp.	3,049	314,870
UDR Inc.	11,406	445,861
Ventas Inc.	3,865	260,308
VEREIT Inc.	21,262	176,687
Vornado Realty Trust	4,045	320,971
Welltower Inc.[b]	3,405	249,893
Weyerhaeuser Co.	7,421	245,041

		12,738,532
FOOD & STAPLES RETAILING — 1.32%
Costco Wholesale Corp.	2,846	451,119
CVS Health Corp.	5,472	437,377
Kroger Co. (The)	9,507	233,112
Sysco Corp.	7,990	420,434
Wal-Mart Stores Inc.	5,000	399,950
Walgreens Boots Alliance Inc.	3,257	262,742
Whole Foods Market Inc.	4,392	183,410

		2,388,144
FOOD PRODUCTS — 2.57%
Archer-Daniels-Midland Co.	4,899	206,640
Bunge Ltd.	2,715	212,829
Campbell Soup Co.	7,470	394,640
Conagra Brands Inc.	8,802	301,380
General Mills Inc.	9,985	555,765

Security	Shares	Value
Hershey Co. (The)	3,402	$358,265
Hormel Foods Corp.	9,458	323,180
Ingredion Inc.	2,657	327,661
JM Smucker Co. (The)	3,082	375,696
Kellogg Co.	7,935	539,580
Kraft Heinz Co. (The)	1,413	123,581
McCormick & Co. Inc./MD NVS	4,812	458,584
Mondelez International Inc. Class A	6,353	279,659
Tyson Foods Inc. Class A	3,100	196,416

		4,653,876
GAS UTILITIES — 0.54%
Atmos Energy Corp.	6,045	524,464
UGI Corp.	9,067	457,612

		982,076
HEALTH CARE EQUIPMENT & SUPPLIES — 3.79%
Abbott Laboratories	8,262	406,325
Align Technology Inc.[a]	1,096	183,284
Baxter International Inc.	7,694	465,333
Becton Dickinson and Co.	2,669	537,537
Boston Scientific Corp.[a]	9,771	260,104
Cooper Companies Inc. (The)	1,439	350,929
CR Bard Inc.	1,015	325,409
Danaher Corp.	6,963	567,415
DENTSPLY SIRONA Inc.	5,140	318,834
DexCom Inc.[a]	1,022	68,075
Edwards Lifesciences Corp.[a]	1,310	150,886
Hologic Inc.[a]	7,686	339,798
IDEXX Laboratories Inc.[a]	1,023	170,289
Intuitive Surgical Inc.[a]	299	280,540
Medtronic PLC	5,140	431,606
ResMed Inc.	3,495	269,534
Stryker Corp.	3,747	551,184
Teleflex Inc.	1,947	403,457
Varian Medical Systems Inc.[a,b]	5,035	488,999
Zimmer Biomet Holdings Inc.	2,382	288,984

		6,858,522
HEALTH CARE PROVIDERS & SERVICES — 3.18%
Aetna Inc.	1,901	293,343
AmerisourceBergen Corp.	2,874	269,639
Anthem Inc.	1,679	312,647
Cardinal Health Inc.	4,247	328,123
Centene Corp.[a]	1,729	137,317
Cigna Corp.	1,525	264,679
DaVita Inc.[a]	6,000	388,680
Envision Healthcare Corp.[a]	1,957	110,434

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Express Scripts Holding Co.[a]	4,971	$311,384
HCA Healthcare Inc.[a]	3,009	241,743
Henry Schein Inc.[a]	2,687	489,598
Humana Inc.	771	178,255
Laboratory Corp. of America Holdings[a]	2,689	427,309
McKesson Corp.	1,246	201,690
MEDNAX Inc.[a]	4,844	227,571
Patterson Companies Inc.	7,498	312,817
Quest Diagnostics Inc.	3,830	414,827
UnitedHealth Group Inc.	2,398	459,960
Universal Health Services Inc. Class B	2,211	245,045
VCA Inc.[a]	1,616	149,609

		5,764,670
HEALTH CARE TECHNOLOGY — 0.18%
Cerner Corp.[a]	3,517	226,389
Veeva Systems Inc. Class Aa	1,427	90,986

		317,375
HOTELS, RESTAURANTS & LEISURE — 2.49%
Aramark	13,542	539,784
Carnival Corp.	4,433	296,036
Chipotle Mexican Grill Inc.[a]	301	103,475
Darden Restaurants Inc.	3,701	310,440
Domino’s Pizza Inc.	1,091	203,472
Hilton Worldwide Holdings Inc.	3,961	247,682
Las Vegas Sands Corp.	2,534	156,120
Marriott International Inc./MD Class A	2,554	266,101
McDonald’s Corp.	3,773	585,343
MGM Resorts International	4,581	150,852
Norwegian Cruise Line Holdings Ltd.[a]	2,588	142,521
Royal Caribbean Cruises Ltd.	1,232	139,302
Starbucks Corp.	6,137	331,275
Vail Resorts Inc.	1,612	339,745
Wyndham Worldwide Corp.	2,787	290,879
Wynn Resorts Ltd.	612	79,156
Yum! Brands Inc.	4,275	322,677

		4,504,860
HOUSEHOLD DURABLES — 1.48%
DR Horton Inc.	5,314	189,657
Garmin Ltd.	3,744	187,911
Leggett & Platt Inc.	7,925	381,826
Lennar Corp. Class A	4,117	215,895

Security	Shares	Value
Mohawk Industries Inc.[a]	1,447	$360,289
Newell Brands Inc.	5,157	271,877
NVR Inc.[a]	183	477,711
PulteGroup Inc.	8,387	204,811
Toll Brothers Inc.	5,775	222,857
Whirlpool Corp.	973	173,077

		2,685,911
HOUSEHOLD PRODUCTS — 2.00%
Church & Dwight Co. Inc.	12,539	668,956
Clorox Co. (The)	5,301	707,630
Colgate-Palmolive Co.	8,865	640,053
Kimberly-Clark Corp.	4,455	548,678
Procter & Gamble Co. (The)	8,541	775,694
Spectrum Brands Holdings Inc.	2,434	280,981

		3,621,992
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.11%
AES Corp./VA	18,251	204,046

		204,046
INDUSTRIAL CONGLOMERATES — 0.99%
3M Co.	2,932	589,830
General Electric Co.	13,050	334,211
Honeywell International Inc.	3,182	433,134
Roper Technologies Inc.	1,890	439,349

		1,796,524
INSURANCE — 9.51%
Aflac Inc.	7,517	599,481
Alleghany Corp.[a]	1,115	683,874
Allstate Corp. (The)	7,409	674,219
American Financial Group Inc./OH	6,377	646,628
American International Group Inc.	5,462	357,488
Aon PLC	4,412	609,606
Arch Capital Group Ltd.[a]	8,415	818,443
Arthur J Gallagher & Co.	10,124	595,190
Assurant Inc.	2,740	288,440
Athene Holding Ltd. Class Aa	5,444	275,085
Axis Capital Holdings Ltd.	10,437	674,021
Chubb Ltd.	5,168	756,905
Cincinnati Financial Corp.	7,882	600,293
Everest Re Group Ltd.	3,016	791,368
FNF Group	8,378	409,349
Hartford Financial Services Group Inc. (The)	7,551	415,305
Lincoln National Corp.	2,180	159,271
Loews Corp.	12,498	608,403

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Markel Corp.[a]	639	$684,695
Marsh & McLennan Companies Inc.	9,020	703,289
MetLife Inc.	3,738	205,590
Principal Financial Group Inc.	4,292	286,491
Progressive Corp. (The)	13,676	644,550
Prudential Financial Inc.	2,236	253,182
Reinsurance Group of America Inc.	4,255	596,551
RenaissanceRe Holdings Ltd.	5,648	829,748
Torchmark Corp.	7,706	608,543
Travelers Companies Inc. (The)	5,183	663,891
Unum Group	5,258	263,584
Willis Towers Watson PLC	2,907	432,794
WR Berkley Corp.	9,186	633,558
XL Group Ltd.	10,011	444,488

		17,214,323
INTERNET & DIRECT MARKETING RETAIL — 0.46%
Amazon.com Inc.[a]	163	161,008
Expedia Inc.	1,066	166,797
Liberty Interactive Corp. QVC Group Series Aa	7,354	176,055
Netflix Inc.[a]	358	65,034
Priceline Group Inc. (The)[a,b]	91	184,594
TripAdvisor Inc.[a,b]	1,870	72,967

		826,455
INTERNET SOFTWARE & SERVICES — 0.97%
Akamai Technologies Inc.[a]	2,529	119,217
Alphabet Inc. Class Aa	218	206,119
Alphabet Inc. Class Ca	214	199,127
CoStar Group Inc.[a]	699	192,609
eBay Inc.[a]	5,928	211,807
Facebook Inc. Class Aa	1,610	272,493
MercadoLibre Inc.[b]	352	101,524
Twitter Inc.[a]	2,763	44,457
VeriSign Inc.[a,b]	2,878	291,167
Zillow Group Inc. Class Ca,b	2,717	122,700

		1,761,220
IT SERVICES — 4.21%
Accenture PLC Class A	3,061	394,318
Alliance Data Systems Corp.	705	170,208
Automatic Data Processing Inc.	4,619	549,245
Broadridge Financial Solutions Inc.	5,508	417,837
Cognizant Technology Solutions Corp. Class A	3,137	217,457
DXC Technology Co.	1,441	112,945

Security	Shares	Value
Fidelity National Information Services Inc.	5,073	$462,759
First Data Corp. Class Aa	6,830	127,448
Fiserv Inc.[a]	4,319	554,991
FleetCor Technologies Inc.[a]	1,300	197,678
Gartner Inc.[a]	2,827	362,761
Global Payments Inc.	2,762	260,650
International Business Machines Corp.	2,328	336,792
Jack Henry & Associates Inc.	6,018	645,852
Leidos Holdings Inc.	3,644	194,735
MasterCard Inc. Class A	3,351	428,258
Paychex Inc.	7,929	458,693
PayPal Holdings Inc.[a]	2,258	132,206
Sabre Corp.	8,383	185,516
Total System Services Inc.	4,854	308,035
Vantiv Inc. Class Aa	5,373	341,454
Visa Inc. Class A	4,806	478,485
Western Union Co. (The)	14,679	289,910

		7,628,233
LEISURE PRODUCTS — 0.28%
Hasbro Inc.	2,221	235,159
Mattel Inc.	6,191	123,944
Polaris Industries Inc.	1,604	143,815

		502,918
LIFE SCIENCES TOOLS & SERVICES — 1.09%
Agilent Technologies Inc.	6,074	363,164
Illumina Inc.[a]	519	90,228
Mettler-Toledo International Inc.[a]	673	385,683
Quintiles IMS Holdings Inc.[a]	3,671	332,409
Thermo Fisher Scientific Inc.	2,505	439,703
Waters Corp.[a]	2,074	359,715

		1,970,902
MACHINERY — 2.78%
AGCO Corp.	2,986	215,410
Caterpillar Inc.	2,000	227,900
Cummins Inc.	1,561	262,092
Deere & Co.	2,078	266,566
Dover Corp.	2,871	241,164
Flowserve Corp.	3,081	126,722
Fortive Corp.	2,130	137,896
IDEX Corp.	3,752	437,258
Illinois Tool Works Inc.	3,010	423,537
Ingersoll-Rand PLC	3,152	276,998
Middleby Corp. (The)[a,b]	1,417	185,174

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
PACCAR Inc.	4,020	$275,169
Parker-Hannifin Corp.	1,535	254,779
Pentair PLC	2,856	180,128
Snap-on Inc.	1,931	297,760
Stanley Black & Decker Inc.	3,138	441,485
WABCO Holdings Inc.[a]	1,643	226,027
Wabtec Corp./DE	2,382	179,508
Xylem Inc./NY	6,526	370,220

		5,025,793
MEDIA — 3.22%
CBS Corp. Class B NVS	4,254	280,041
Charter Communications Inc. Class Aa	947	371,139
Comcast Corp. Class A	10,808	437,184
Discovery Communications Inc. Class Aa,b	6,358	156,407
Discovery Communications Inc. Class C NVS[a]	6,797	157,215
DISH Network Corp. Class Aa	2,974	190,425
Interpublic Group of Companies Inc. (The)	14,829	320,455
Liberty Broadband Corp. Class Ca	1,453	144,108
Liberty Global PLC Series Aa,b	5,115	173,194
Liberty Global PLC Series C NVS[a]	5,741	188,133
Liberty Media Corp.-Liberty SiriusXM Class Aa	8,280	381,956
Liberty Media Corp.-Liberty SiriusXM Class Ca	3,151	144,946
News Corp. Class A	16,177	231,493
Omnicom Group Inc.	6,735	530,314
Scripps Networks Interactive Inc. Class A	3,381	295,533
Sirius XM Holdings Inc.[b]	88,058	516,020
Time Warner Inc.	2,068	211,804
Twenty-First Century Fox Inc. Class A	9,874	287,333
Twenty-First Century Fox Inc. Class B	11,065	317,455
Viacom Inc. Class B NVS	2,838	99,103
Walt Disney Co. (The)	3,597	395,418

		5,829,676
METALS & MINING — 0.23%
Freeport-McMoRan Inc.[a]	2,598	37,983
Newmont Mining Corp.	2,329	86,569
Nucor Corp.	2,875	165,801

Security	Shares	Value
Steel Dynamics Inc.	3,404	$120,536

		410,889
MORTGAGE REAL ESTATE INVESTMENT — 0.73%
AGNC Investment Corp.	32,436	686,994
Annaly Capital Management Inc.	52,694	633,909

		1,320,903
MULTI-UTILITIES — 2.73%
Ameren Corp.	8,066	452,503
CenterPoint Energy Inc.	15,547	438,270
CMS Energy Corp.	10,111	467,533
Consolidated Edison Inc.	6,411	531,216
Dominion Energy Inc.	6,449	497,734
DTE Energy Co.	4,965	531,553
NiSource Inc.	12,690	330,701
Public Service Enterprise Group Inc.	8,019	360,614
SCANA Corp.	6,163	396,712
Sempra Energy	3,996	451,588
WEC Energy Group Inc.	7,722	486,254

		4,944,678
MULTILINE RETAIL — 0.58%
Dollar General Corp.	2,687	201,955
Dollar Tree Inc.[a]	2,558	184,381
Kohl’s Corp.	2,798	115,697
Macy’s Inc.	4,751	112,836
Nordstrom Inc.	2,972	144,350
Target Corp.	5,075	287,600

		1,046,819
OIL, GAS & CONSUMABLE FUELS — 2.28%
Anadarko Petroleum Corp.	1,639	74,853
Andeavor	2,450	243,848
Antero Resources Corp.[a]	4,723	97,388
Apache Corp.	1,810	89,559
Cabot Oil & Gas Corp.	5,474	136,138
Cheniere Energy Inc.[a,b]	1,677	75,800
Chevron Corp.	2,536	276,906
Cimarex Energy Co.	1,218	120,619
Concho Resources Inc.[a]	885	115,280
ConocoPhillips	2,552	115,784
Continental Resources Inc./OKa,b	1,302	43,526
Devon Energy Corp.	1,992	66,354
Diamondback Energy Inc.[a]	1,027	98,469
EOG Resources Inc.	1,788	170,110
EQT Corp.	2,975	189,507
Exxon Mobil Corp.	5,293	423,652
Hess Corp.	1,982	88,278

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
HollyFrontier Corp.	4,151	$119,715
Kinder Morgan Inc./DE	5,283	107,932
Marathon Oil Corp.	3,489	42,670
Marathon Petroleum Corp.	1,863	104,309
Murphy Oil Corp.	2,225	59,141
Newfield Exploration Co.[a]	2,104	60,448
Noble Energy Inc.	3,093	89,419
Occidental Petroleum Corp.	4,419	273,669
ONEOK Inc.	1,410	79,764
Parsley Energy Inc. Class Aa	1,827	53,495
Phillips 66	2,486	208,202
Pioneer Natural Resources Co.	848	138,309
Plains GP Holdings LP Class A	1,897	51,864
Range Resources Corp.	2,308	48,722
Targa Resources Corp.	993	46,085
Valero Energy Corp.	2,488	171,597
Williams Companies Inc. (The)	1,667	52,977

		4,134,389
PERSONAL PRODUCTS — 0.28%
Coty Inc. Class A	5,907	120,975
Estee Lauder Companies Inc. (The) Class A	3,949	390,912

		511,887
PHARMACEUTICALS — 1.70%
Allergan PLC	747	188,491
Bristol-Myers Squibb Co.	3,956	225,096
Eli Lilly & Co.	3,703	306,090
Jazz Pharmaceuticals PLC[a,b]	740	113,671
Johnson & Johnson	5,689	755,044
Mallinckrodt PLC[a]	1,398	64,028
Merck & Co. Inc.	6,197	395,864
Mylan NVa	2,758	107,535
Perrigo Co. PLC	1,760	131,859
Pfizer Inc.	13,033	432,174
Zoetis Inc.	5,845	365,430

		3,085,282
PROFESSIONAL SERVICES — 1.04%
Equifax Inc.	2,935	426,866
IHS Markit Ltd.[a]	5,926	276,448
ManpowerGroup Inc.	1,921	205,835
Nielsen Holdings PLC	7,946	341,757
Robert Half International Inc.	4,254	192,494
Verisk Analytics Inc. Class Aa	5,134	447,993

		1,891,393

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.22%
CBRE Group Inc. Class Aa	5,825	$221,292
Jones Lang LaSalle Inc.	1,315	167,294

		388,586
ROAD & RAIL — 0.78%
AMERCO	661	256,838
CSX Corp.	3,347	165,141
JB Hunt Transport Services Inc.	3,654	331,454
Kansas City Southern	2,056	212,159
Norfolk Southern Corp.	1,835	206,584
Union Pacific Corp.	2,266	233,308

		1,405,484
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.45%
Advanced Micro Devices Inc.[a,b]	2,543	34,610
Analog Devices Inc.	2,683	211,984
Applied Materials Inc.	3,803	168,511
Broadcom Ltd.	496	122,344
Intel Corp.	6,830	242,260
KLA-Tencor Corp.	1,851	171,458
Lam Research Corp.	1,229	195,977
Marvell Technology Group Ltd.	7,638	118,847
Maxim Integrated Products Inc.	4,012	182,305
Microchip Technology Inc.	2,752	220,270
Micron Technology Inc.[a]	2,442	68,669
NVIDIA Corp.	579	94,093
Qorvo Inc.[a]	748	51,283
QUALCOMM Inc.	3,001	159,623
Skyworks Solutions Inc.	905	94,908
Texas Instruments Inc.	3,437	279,703
Xilinx Inc.	3,178	201,040

		2,617,885
SOFTWARE — 3.00%
Activision Blizzard Inc.	2,914	180,027
Adobe Systems Inc.[a]	2,106	308,508
ANSYS Inc.[a]	3,098	401,346
Autodesk Inc.[a]	1,143	126,633
CA Inc.	11,297	350,659
Cadence Design Systems Inc.[a]	9,765	360,328
CDK Global Inc.	1,825	120,048
Citrix Systems Inc.[a]	3,119	246,339
Dell Technologies Inc. Class Va	1,726	110,930
Electronic Arts Inc.[a]	1,416	165,304
Fortinet Inc.[a]	3,184	117,521
Intuit Inc.	2,671	366,488

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
Microsoft Corp.	3,739	$271,825
Nuance Communications Inc.[a]	7,334	126,878
Oracle Corp.	7,618	380,367
Red Hat Inc.[a]	2,473	244,506
salesforce.com Inc.[a]	1,987	180,420
ServiceNow Inc.[a]	1,100	121,495
Splunk Inc.[a,b]	993	59,590
SS&C Technologies Holdings Inc.	6,052	234,576
Symantec Corp.	7,621	236,175
Synopsys Inc.[a]	5,721	438,057
VMware Inc. Class Aa,b	1,954	181,155
Workday Inc. Class Aa,b	1,029	105,071

		5,434,246
SPECIALTY RETAIL — 2.34%
Advance Auto Parts Inc.[b]	1,398	156,590
AutoNation Inc.[a,b]	4,561	193,295
AutoZone Inc.[a]	735	396,768
Bed Bath & Beyond Inc.	7,088	211,931
Best Buy Co. Inc.	2,293	133,774
CarMax Inc.[a,b]	2,040	135,150
Dick’s Sporting Goods Inc.	4,167	155,596
Foot Locker Inc.	2,973	140,296
Gap Inc. (The)	4,845	115,456
Home Depot Inc. (The)	2,961	442,965
L Brands Inc.	3,874	179,715
Lowe’s Companies Inc.	4,179	323,454
O’Reilly Automotive Inc.[a]	1,219	249,042
Ross Stores Inc.	4,437	245,455
Signet Jewelers Ltd.	2,361	144,399
Staples Inc.	13,405	136,061
Tiffany & Co.	2,050	195,795
TJX Companies Inc. (The)	5,080	357,175
Tractor Supply Co.	2,872	161,177
Ulta Salon Cosmetics & Fragrance Inc.[a]	636	159,769

		4,233,863
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.57%
Apple Inc.	1,491	221,757
Hewlett Packard Enterprise Co.	6,010	105,235
HP Inc.	8,671	165,616
NetApp Inc.	3,989	173,202
Seagate Technology PLC	1,710	56,362
Western Digital Corp.	1,119	95,249

Security	Shares	Value
Xerox Corp.	7,139	$218,953

		1,036,374
TEXTILES, APPAREL & LUXURY GOODS — 0.95%
Coach Inc.	3,841	181,065
Hanesbrands Inc.	7,268	166,582
lululemon athletica Inc.[a,b]	1,698	104,665
Michael Kors Holdings Ltd.[a,b]	2,493	90,845
NIKE Inc. Class B	5,770	340,718
PVH Corp.	1,500	178,935
Ralph Lauren Corp.	1,646	124,520
Under Armour Inc. Class Aa,b	4,407	88,228
Under Armour Inc. Class Ca,b	6,761	122,442
VF Corp.	5,200	323,388

		1,721,388
THRIFTS & MORTGAGE FINANCE — 0.20%
New York Community Bancorp. Inc.	27,039	355,022

		355,022
TOBACCO — 0.51%
Altria Group Inc.	7,148	464,406
Philip Morris International Inc.	3,978	464,272

		928,678
TRADING COMPANIES & DISTRIBUTORS — 0.39%
Fastenal Co.	5,861	251,789
HD Supply Holdings Inc.[a]	3,429	111,408
United Rentals Inc.[a]	619	73,636
WW Grainger Inc.	1,653	275,621

		712,454
TRANSPORTATION INFRASTRUCTURE — 0.12%
Macquarie Infrastructure Corp.	2,957	224,170

		224,170
WATER UTILITIES — 0.33%
American Water Works Co. Inc.	7,355	596,491

		596,491
WIRELESS TELECOMMUNICATION SERVICES — 0.14%
Sprint Corp.[a,b]	5,870	46,843
T-Mobile U.S. Inc.[a]	3,213	198,113

		244,956

TOTAL COMMON STOCKS
(Cost: $175,142,476)		180,735,944

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA SIZE FACTOR ETF

July 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.72%

MONEY MARKET FUNDS — 2.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	4,728,391	$4,729,810
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	203,520	203,520

		4,933,330

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,932,300)		4,933,330

TOTAL INVESTMENTS IN SECURITIES — 102.53%
(Cost: $180,074,776)[g]		185,669,274
Other Assets, Less Liabilities — (2.53)%		(4,582,721)

NET ASSETS — 100.00%		$181,086,553

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $181,110,083. Net unrealized appreciation was $4,559,191, of which $12,065,560 represented gross unrealized appreciation on securities and $7,506,369 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	798	809	(811)	796	$339,518	$9,879	$84,914
PNC Financial Services Group Inc. (The)	5,196	2,969	(5,142)	3,023	389,362	11,783	149,280

					$728,880	$21,662	$234,194

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$180,735,944	$—	$—	$180,735,944
Money market funds	4,933,330	—	—	4,933,330

Total	$185,669,274	$—	$—	$185,669,274

See notes to financial statements.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 0.83%
L3 Technologies Inc.	113,009	$19,773,185

		19,773,185
AIR FREIGHT & LOGISTICS — 0.72%
FedEx Corp.	82,082	17,075,518

		17,075,518
AIRLINES — 3.09%
American Airlines Group Inc.	311,419	15,707,974
Delta Air Lines Inc.	518,941	25,614,928
Southwest Airlines Co.	313,067	17,378,349
United Continental Holdings Inc.[a]	217,512	14,721,212

		73,422,463
AUTO COMPONENTS — 1.04%
BorgWarner Inc.	119,665	5,593,142
Goodyear Tire & Rubber Co. (The)	280,150	8,827,526
Lear Corp.	69,993	10,372,263

		24,792,931
AUTOMOBILES — 5.84%
Ford Motor Co.	4,982,567	55,904,402
General Motors Co.	2,301,380	82,803,652

		138,708,054
BANKS — 8.43%
Bank of America Corp.	2,686,815	64,805,978
CIT Group Inc.	36,373	1,733,174
Citigroup Inc.	927,553	63,491,003
Citizens Financial Group Inc.	119,873	4,205,145
JPMorgan Chase & Co.	622,323	57,129,251
Regions Financial Corp.	270,879	3,954,833
SunTrust Banks Inc.	84,615	4,847,593

		200,166,977
BIOTECHNOLOGY — 3.02%
Gilead Sciences Inc.	904,919	68,855,286
United Therapeutics Corp.[a,b]	22,482	2,886,689

		71,741,975
CAPITAL MARKETS — 1.35%
Goldman Sachs Group Inc. (The)	79,577	17,931,086
Morgan Stanley	298,847	14,015,924

		31,947,010
CHEMICALS — 1.83%
Celanese Corp. Series A	36,473	3,507,609
Dow Chemical Co. (The)	243,803	15,661,905

Security	Shares	Value
Eastman Chemical Co.	56,631	$4,709,434
LyondellBasell Industries NV Class A	172,226	15,515,840
Mosaic Co. (The)	170,417	4,113,866

		43,508,654
COMMUNICATIONS EQUIPMENT — 3.02%
Cisco Systems Inc.	2,146,082	67,494,279
Juniper Networks Inc.	147,197	4,114,156

		71,608,435
CONSTRUCTION & ENGINEERING — 0.83%
Fluor Corp.	146,613	6,367,402
Jacobs Engineering Group Inc.	252,854	13,330,463

		19,697,865
CONSUMER FINANCE — 0.81%
Ally Financial Inc.	190,155	4,305,109
Capital One Financial Corp.	158,400	13,650,912
Navient Corp.	87,760	1,294,460

		19,250,481
CONTAINERS & PACKAGING — 0.48%
International Paper Co.	100,845	5,544,458
WestRock Co.	100,044	5,744,527

		11,288,985
DIVERSIFIED FINANCIAL SERVICES — 0.14%
Voya Financial Inc.	82,000	3,217,680

		3,217,680
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.19%
AT&T Inc.	1,224,381	47,750,859
CenturyLink Inc.	179,566	4,178,501

		51,929,360
ELECTRIC UTILITIES — 2.45%
Entergy Corp.	134,935	10,352,213
Exelon Corp.	985,279	37,775,597
FirstEnergy Corp.	314,091	10,022,644

		58,150,454
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.06%
Arrow Electronics Inc.[a,b]	48,454	3,938,826
Avnet Inc.	69,061	2,650,561
Corning Inc.	480,528	14,002,586
Flex Ltd.[a]	278,310	4,450,177

		25,042,150
ENERGY EQUIPMENT & SERVICES — 0.44%
Helmerich & Payne Inc.	40,369	2,043,479

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
National Oilwell Varco Inc.	133,141	$4,355,042
TechnipFMC PLC[a]	139,541	3,982,500

		10,381,021
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.09%
Colony NorthStar Inc. Class A	537,039	7,862,251
HCP Inc.	269,903	8,542,430
Host Hotels & Resorts Inc.[b]	2,082,067	38,851,370
National Retail Properties Inc.	73,006	2,918,780
VEREIT Inc.	1,826,767	15,180,434

		73,355,265
FOOD & STAPLES RETAILING — 6.09%
CVS Health Corp.	471,161	37,659,899
Kroger Co. (The)	603,929	14,808,339
Wal-Mart Stores Inc.	1,065,450	85,225,345
Whole Foods Market Inc.	164,597	6,873,571

		144,567,154
FOOD PRODUCTS — 2.69%
Archer-Daniels-Midland Co.	594,463	25,074,449
Bunge Ltd.	160,182	12,556,667
Ingredion Inc.	27,239	3,359,114
JM Smucker Co. (The)	61,208	7,461,255
Tyson Foods Inc. Class A	243,528	15,429,934

		63,881,419
HEALTH CARE PROVIDERS & SERVICES — 5.67%
Aetna Inc.	161,211	24,876,469
AmerisourceBergen Corp.	82,375	7,728,423
Anthem Inc.	138,235	25,740,739
Cardinal Health Inc.	139,928	10,810,837
Centene Corp.[a]	96,425	7,658,074
Cigna Corp.	108,365	18,807,829
Envision Healthcare Corp.[a,b]	32,774	1,849,437
Express Scripts Holding Co.[a]	327,817	20,534,457
McKesson Corp.	78,514	12,709,061
Universal Health Services Inc. Class B	34,256	3,796,593

		134,511,919
HOTELS, RESTAURANTS & LEISURE — 0.81%
Carnival Corp.	287,467	19,197,046

		19,197,046
HOUSEHOLD DURABLES — 0.59%
Toll Brothers Inc.	97,685	3,769,664
Whirlpool Corp.	57,494	10,227,033

		13,996,697

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.17%
AES Corp./VA	366,803	$4,100,858

		4,100,858
INSURANCE — 3.37%
Aflac Inc.	67,568	5,388,548
American International Group Inc.	299,794	19,621,517
Axis Capital Holdings Ltd.	15,649	1,010,613
Everest Re Group Ltd.	7,312	1,918,596
Hartford Financial Services Group Inc. (The)	85,997	4,729,835
Lincoln National Corp.	74,090	5,413,015
Loews Corp.	66,847	3,254,112
MetLife Inc.	329,129	18,102,095
Prudential Financial Inc.	132,099	14,957,570
Unum Group	54,176	2,715,843
XL Group Ltd.	64,596	2,868,062

		79,979,806
IT SERVICES — 0.37%
DXC Technology Co.	112,186	8,793,139

		8,793,139
MACHINERY — 1.43%
AGCO Corp.	146,794	10,589,719
Cummins Inc.	139,053	23,346,999

		33,936,718
MEDIA — 0.60%
News Corp. Class A	572,939	8,198,757
Viacom Inc. Class B NVS	170,059	5,938,460

		14,137,217
METALS & MINING — 0.79%
Freeport-McMoRan Inc.[a]	336,187	4,915,054
Newmont Mining Corp.	179,470	6,670,900
Nucor Corp.	95,106	5,484,763
Steel Dynamics Inc.	46,029	1,629,887

		18,700,604
MORTGAGE REAL ESTATE INVESTMENT — 0.23%
AGNC Investment Corp.[b]	105,758	2,239,955
Annaly Capital Management Inc.	274,505	3,302,295

		5,542,250
MULTI-UTILITIES — 0.61%
Public Service Enterprise Group Inc.	322,600	14,507,322

		14,507,322

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
MULTILINE RETAIL — 1.77%
Kohl’s Corp.	228,890	$9,464,601
Macy’s Inc.	295,517	7,018,529
Nordstrom Inc.	82,945	4,028,639
Target Corp.	379,528	21,507,852

		42,019,621
OIL, GAS & CONSUMABLE FUELS —5.82%
Andeavor	65,758	6,544,894
Antero Resources Corp.[a]	51,195	1,055,641
Chevron Corp.	680,372	74,289,819
HollyFrontier Corp.	93,845	2,706,490
Marathon Oil Corp.	391,652	4,789,904
Marathon Petroleum Corp.	202,132	11,317,371
Murphy Oil Corp.	82,863	2,202,498
Phillips 66	156,787	13,130,911
Plains GP Holdings LP Class A	44,637	1,220,375
Valero Energy Corp.	301,306	20,781,075

		138,038,978
PERSONAL PRODUCTS — 0.10%
Coty Inc. Class A	116,140	2,378,547

		2,378,547
PHARMACEUTICALS — 5.64%
Allergan PLC	141,132	35,611,838
Mallinckrodt PLC[a]	88,199	4,039,514
Mylan NVa	292,748	11,414,244
Perrigo Co. PLC	53,697	4,022,979
Pfizer Inc.	2,376,836	78,815,882

		133,904,457
PROFESSIONAL SERVICES — 0.17%
ManpowerGroup Inc.	37,200	3,985,980

		3,985,980
ROAD & RAIL — 1.73%
AMERCO	4,177	1,623,015
Norfolk Southern Corp.	349,794	39,379,809

		41,002,824
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.13%
Intel Corp.	2,065,964	73,279,743
Lam Research Corp.	48,894	7,796,637
Micron Technology Inc.[a]	744,135	20,925,076
Qorvo Inc.[a,b]	58,995	4,044,697
QUALCOMM Inc.	295,877	15,737,698

		121,783,851

Security	Shares	Value
SOFTWARE — 0.48%
CA Inc.	120,346	$3,735,540
Nuance Communications Inc.[a]	91,768	1,587,586
Symantec Corp.	195,877	6,070,228

		11,393,354
SPECIALTY RETAIL — 1.96%
Bed Bath & Beyond Inc.	155,948	4,662,845
Best Buy Co. Inc.	348,277	20,318,480
Dick’s Sporting Goods Inc.	61,960	2,313,586
Foot Locker Inc.	80,729	3,809,602
Gap Inc. (The)	232,080	5,530,467
Signet Jewelers Ltd.	23,174	1,417,322
Staples Inc.	845,267	8,579,460

		46,631,762
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 11.78%
Apple Inc.	1,489,327	221,507,605
Hewlett Packard Enterprise Co.	867,294	15,186,318
HP Inc.	710,957	13,579,279
NetApp Inc.	183,483	7,966,832
Seagate Technology PLC	166,089	5,474,293
Western Digital Corp.	136,429	11,612,836
Xerox Corp.	137,940	4,230,620

		279,557,783
TEXTILES, APPAREL & LUXURY GOODS — 0.47%
Michael Kors Holdings Ltd.[a,b]	90,178	3,286,086
PVH Corp.	55,443	6,613,795
Ralph Lauren Corp.	17,450	1,320,093

		11,219,974
TRADING COMPANIES & DISTRIBUTORS — 0.78%
United Rentals Inc.[a]	156,495	18,616,645

		18,616,645

TOTAL COMMON STOCKS
(Cost: $2,215,898,676)		2,371,444,388

SHORT-TERM INVESTMENTS — 0.54%

MONEY MARKET FUNDS — 0.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	8,618,270	8,620,855

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI USA VALUE FACTOR ETF

July 31, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	4,238,661	$4,238,661

		12,859,516

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,859,516)		12,859,516

TOTAL INVESTMENTS IN SECURITIES — 100.45%
(Cost: $2,228,758,192)[f]		2,384,303,904
Other Assets, Less Liabilities — (0.45)%		(10,597,099)

NET ASSETS — 100.00%		$2,373,706,805

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,247,105,084. Net unrealized appreciation was $137,198,820, of which $203,218,436 represented gross unrealized appreciation on securities and $66,019,616 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the six months ended January 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of period	Shares purchased	Shares sold	Shares held at end of period	Value at end of period	Dividend income	Net realized gain (loss)
PNC Financial Services Group Inc. (The)	35,199	49,426	(84,625)	—	$—	$28,447	$1,455,232

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,371,444,388	$—	$—	$2,371,444,388
Money market funds	12,859,516	—	—	12,859,516

Total	$2,384,303,904	$—	$—	$2,384,303,904

See notes to financial statements.

SCHEDULES OF INVESTMENTS	71

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$31,159,760	$17,604,116	$5,320,438
Affiliated (Note 2)	318,793	16,553	21,898

Total cost of investments	$31,478,553	$17,620,669	$5,342,336

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$34,451,619	$19,567,223	$5,344,200
Affiliated (Note 2)	318,775	16,553	21,898

Total fair value of investments	34,770,394	19,583,776	5,366,098
Foreign currency, at value[b]	60,601	27,590	7,569
Receivables:
Dividends and interest	18,392	14,660	9,258
Tax reclaims	14,373	42,995	686

Total Assets	34,863,760	19,669,021	5,383,611

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	316,094	15,888	20,808
Investment advisory fees (Note 2)	8,682	5,168	1,346
Proxy fees	9	10	4

Total Liabilities	324,785	21,066	22,158

NET ASSETS	$34,538,975	$19,647,955	$5,361,453

Net assets consist of:
Paid-in capital	$31,234,127	$17,853,470	$5,435,449
Undistributed (distributions in excess of) net investment income	(16,553)	(5,554)	8,916
Undistributed net realized gain (accumulated net realized loss)	27,574	(165,300)	(106,999)
Net unrealized appreciation	3,293,827	1,965,339	24,087

NET ASSETS	$34,538,975	$19,647,955	$5,361,453

Shares outstanding[c]	1,200,000	700,000	200,000

Net asset value per share	$28.78	$28.07	$26.81

[a]	Securities on loan with values of $302,131, $15,260 and $20,200, respectively. See Note 1.
[b]	Cost of foreign currency: $59,405, $27,156 and $7,405, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares Edge MSCI Intl Value Factor ETF	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$88,831,011	$3,098,679,897	$3,186,272,075
Affiliated (Note 2)	87,652	77,283,492	92,808,152

Total cost of investments	$88,918,663	$3,175,963,389	$3,279,080,227

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$101,552,156	$3,383,222,987	$3,379,172,097
Affiliated (Note 2)	87,657	80,834,337	99,513,138

Total fair value of investments	101,639,813	3,464,057,324	3,478,685,235
Foreign currency, at value[b]	189,230	—	—
Cash	—	111,927	—
Receivables:
Dividends and interest	75,638	1,406,426	3,509,260
Capital shares sold	—	32,291	50,962
Tax reclaims	34,058	—	—

Total Assets	101,938,739	3,465,607,968	3,482,245,457

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	84,731	26,364,918	16,213,747
Capital shares redeemed	—	—	16,987
Investment advisory fees (Note 2)	25,485	420,293	455,769
Proxy fees	32	1,128	1,590

Total Liabilities	110,248	26,786,339	16,688,093

NET ASSETS	$101,828,491	$3,438,821,629	$3,465,557,364

Net assets consist of:
Paid-in capital	$89,422,967	$3,208,732,838	$3,335,411,854
Undistributed net investment income	250,754	2,407,201	3,343,921
Accumulated net realized loss	(572,833)	(60,412,345)	(72,803,419)
Net unrealized appreciation	12,727,603	288,093,935	199,605,008

NET ASSETS	$101,828,491	$3,438,821,629	$3,465,557,364

Shares outstanding[c]	4,100,000	37,400,000	46,150,000

Net asset value per share	$24.84	$91.95	$75.09

[a]	Securities on loan with values of $82,123, $25,302,053 and $15,860,925, respectively. See Note 1.
[b]	Cost of foreign currency: $185,945, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

ASSETS
Investments, at cost:
Unaffiliated	$174,474,258	$2,215,898,676
Affiliated (Note 2)	5,600,518	12,859,516

Total cost of investments	$180,074,776	$2,228,758,192

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$180,007,064	$2,371,444,388
Affiliated (Note 2)	5,662,210	12,859,516

Total fair value of investments	185,669,274	2,384,303,904
Receivables:
Dividends and interest	179,447	1,997,823
Capital shares sold	—	47,464

Total Assets	185,848,721	2,386,349,191

LIABILITIES
Payables:
Investment securities purchased	—	3,708,920
Collateral for securities on loan (Note 1)	4,728,985	8,623,565
Capital shares redeemed	—	7,911
Investment advisory fees (Note 2)	33,066	300,816
Proxy fees	117	1,174

Total Liabilities	4,762,168	12,642,386

NET ASSETS	$181,086,553	$2,373,706,805

Net assets consist of:
Paid-in capital	$180,071,283	$2,275,403,427
Undistributed net investment income	219,835	3,801,554
Accumulated net realized loss	(4,799,063)	(61,043,888)
Net unrealized appreciation	5,594,498	155,545,712

NET ASSETS	$181,086,553	$2,373,706,805

Shares outstanding[b]	2,300,000	31,650,000

Net asset value per share	$78.73	$75.00

[a]	Securities on loan with values of $4,602,434 and $8,415,014, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares Edge MSCI Intl Momentum Factor ETF	iShares Edge MSCI Intl Quality Factor ETF	iShares Edge MSCI Intl Size Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$626,103	$687,801	$179,519
Dividends — affiliated (Note 2)	560	164	151
Securities lending income — affiliated — net (Note 2)	1,073	1,365	482

	627,736	689,330	180,152
Less: Other foreign taxes (Note 1)	—	—	(8)

Total investment income	627,736	689,330	180,144

EXPENSES
Investment advisory fees (Note 2)	61,624	63,646	16,595
Proxy fees	475	535	227

Total expenses	62,099	64,181	16,822

Net investment income	565,637	625,149	163,322

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	354,701	62,682	(40,696)
Investments — affiliated (Note 2)	(14)	24	—
In-kind redemptions — unaffiliated	—	959,455	691,085
Foreign currency transactions	3,924	1,817	(1,185)

Net realized gain	358,611	1,023,978	649,204

Net change in unrealized appreciation/depreciation on:
Investments	2,111,801	1,260,359	129,507
Translation of assets and liabilities in foreign currencies	2,066	2,444	285

Net change in unrealized appreciation/depreciation	2,113,867	1,262,803	129,792

Net realized and unrealized gain	2,472,478	2,286,781	778,996

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,038,115	$2,911,930	$942,318

[a]	Net of foreign withholding tax of $45,391, $63,837 and $21,626, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares Edge MSCI Intl Value Factor ETF	iShares Edge MSCI USA Momentum Factor ETF	iShares Edge MSCI USA Quality Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,918,474	$34,495,780	$73,328,000
Dividends — affiliated (Note 2)	326	310,776	1,232,741
Securities lending income — affiliated — net (Note 2)	9,127	157,349	74,572

Total investment income	1,927,927	34,963,905	74,635,313

EXPENSES
Investment advisory fees (Note 2)	190,563	3,302,893	5,055,060
Proxy fees	1,663	57,760	81,378

Total expenses	192,226	3,360,653	5,136,438

Net investment income	1,735,701	31,603,252	69,498,875

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(176,952)	(9,942,177)	(48,600,915)
Investments — affiliated (Note 2)	19	(2,157)	(17,688)
In-kind redemptions — unaffiliated	—	290,383,976	330,192,099
In-kind redemptions — affiliated (Note 2)	—	153,934	4,759,971
Foreign currency transactions	(21,765)	—	—
Realized gain distributions from affiliated funds	—	2	113

Net realized gain (loss)	(198,698)	280,593,578	286,333,580

Net change in unrealized appreciation/depreciation on:
Investments	11,133,615	124,636,599	64,658,495
Translation of assets and liabilities in foreign currencies	6,619	—	—

Net change in unrealized appreciation/depreciation	11,140,234	124,636,599	64,658,495

Net realized and unrealized gain	10,941,536	405,230,177	350,992,075

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,677,237	$436,833,429	$420,490,950

[a]	Net of foreign withholding tax of $198,673, $10,503 and $7,070, respectively.

See notes to financial statements.

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares Edge MSCI USA Size Factor ETF	iShares Edge MSCI USA Value Factor ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$4,725,674	$47,801,459
Dividends — affiliated (Note 2)	23,197	41,835
Miscellaneous income	—	96,827
Securities lending income — affiliated — net (Note 2)	38,408	15,200

Total investment income	4,787,279	47,955,321

EXPENSES
Investment advisory fees (Note 2)	356,371	2,870,589
Proxy fees	5,994	60,116

Total expenses	362,365	2,930,705

Net investment income	4,424,914	45,024,616

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,417,657)	(32,250,011)
Investments — affiliated (Note 2)	(494)	26,829
In-kind redemptions — unaffiliated	41,865,434	144,315,165
In-kind redemptions — affiliated (Note 2)	234,483	1,427,338
Realized gain distributions from affiliated funds	21	147

Net realized gain	39,681,787	113,519,468

Net change in unrealized appreciation/depreciation	(11,836,203)	151,354,521

Net realized and unrealized gain	27,845,584	264,873,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,270,498	$309,898,605

[a]	Net of foreign withholding tax of $1,113 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Edge MSCI Intl Momentum Factor ETF		iShares Edge MSCI Intl Quality Factor ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$565,637	$217,751	$625,149	$348,174
Net realized gain (loss)	358,611	(365,249)	1,023,978	(267,023)
Net change in unrealized appreciation/depreciation	2,113,867	851,268	1,262,803	481,752

Net increase in net assets resulting from operations	3,038,115	703,770	2,911,930	562,903

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(621,676)	(196,168)	(664,765)	(335,588)

Total distributions to shareholders	(621,676)	(196,168)	(664,765)	(335,588)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,296,757	9,822,260	7,609,150	9,656,711
Cost of shares redeemed	—	—	(5,484,984)	—

Net increase in net assets from capital share transactions	16,296,757	9,822,260	2,124,166	9,656,711

INCREASE IN NET ASSETS	18,713,196	10,329,862	4,371,331	9,884,026

NET ASSETS
Beginning of year	15,825,779	5,495,917	15,276,624	5,392,598

End of year	$34,538,975	$15,825,779	$19,647,955	$15,276,624

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(16,553)	$31,471	$(5,554)	$19,667

SHARES ISSUED AND REDEEMED
Shares sold	600,000	400,000	300,000	400,000
Shares redeemed	—	—	(200,000)	—

Net increase in shares outstanding	600,000	400,000	100,000	400,000

See notes to financial statements.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Intl Size Factor ETF		iShares Edge MSCI Intl Value Factor ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$163,322	$128,183	$1,735,701	$732,245
Net realized gain (loss)	649,204	(68,203)	(198,698)	(162,496)
Net change in unrealized appreciation/depreciation	129,792	(79,139)	11,140,234	1,574,234

Net increase (decrease) in net assets resulting from operations	942,318	(19,159)	12,677,237	2,143,983

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(186,787)	(130,297)	(1,758,856)	(672,541)

Total distributions to shareholders	(186,787)	(130,297)	(1,758,856)	(672,541)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,172,983	—	53,178,311	33,784,673
Cost of shares redeemed	(5,399,711)	—	—	—

Net increase (decrease) in net assets from capital share transactions	(226,728)	—	53,178,311	33,784,673

INCREASE (DECREASE) IN NET ASSETS	528,803	(149,456)	64,096,692	35,256,115

NET ASSETS
Beginning of year	4,832,650	4,982,106	37,731,799	2,475,684

End of year	$5,361,453	$4,832,650	$101,828,491	$37,731,799

Undistributed net investment income included in net assets at end of year	$8,916	$10,041	$250,754	$75,573

SHARES ISSUED AND REDEEMED
Shares sold	200,000	—	2,300,000	1,700,000
Shares redeemed	(200,000)	—	—	—

Net increase in shares outstanding	—	—	2,300,000	1,700,000

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI USA Momentum Factor ETF		iShares Edge MSCI USA Quality Factor ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$31,603,252	$13,626,631	$69,498,875	$37,415,069
Net realized gain (loss)	280,593,578	(15,171,921)	286,333,580	65,812,404
Net change in unrealized appreciation/depreciation	124,636,599	100,180,123	64,658,495	72,063,222

Net increase in net assets resulting from operations	436,833,429	98,634,833	420,490,950	175,290,695

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,103,922)	(12,227,742)	(67,815,892)	(36,096,604)

Total distributions to shareholders	(31,103,922)	(12,227,742)	(67,815,892)	(36,096,604)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,895,814,794	1,108,360,434	2,685,557,034	2,175,516,680
Cost of shares redeemed	(1,501,991,701)	(356,212,831)	(2,251,854,235)	(755,918,346)

Net increase in net assets from capital share transactions	1,393,823,093	752,147,603	433,702,799	1,419,598,334

INCREASE IN NET ASSETS	1,799,552,600	838,554,694	786,377,857	1,558,792,425

NET ASSETS
Beginning of year	1,639,269,029	800,714,335	2,679,179,507	1,120,387,082

End of year	$3,438,821,629	$1,639,269,029	$3,465,557,364	$2,679,179,507

Undistributed net investment income included in net assets at end of year	$2,407,201	$1,907,871	$3,343,921	$1,660,833

SHARES ISSUED AND REDEEMED
Shares sold	33,950,000	15,250,000	38,100,000	33,850,000
Shares redeemed	(17,450,000)	(5,150,000)	(31,350,000)	(11,700,000)

Net increase in shares outstanding	16,500,000	10,100,000	6,750,000	22,150,000

See notes to financial statements.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI USA Size Factor ETF		iShares Edge MSCI USA Value Factor ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,424,914	$3,983,349	$45,024,616	$18,485,818
Net realized gain	39,681,787	14,134,918	113,519,468	8,464,570
Net change in unrealized appreciation/depreciation	(11,836,203)	(4,818,873)	151,354,521	(24,777,031)

Net increase in net assets resulting from operations	32,270,498	13,299,394	309,898,605	2,173,357

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,392,071)	(4,166,748)	(42,392,119)	(18,801,019)

Total distributions to shareholders	(4,392,071)	(4,166,748)	(42,392,119)	(18,801,019)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	158,221,661	31,443,676	2,256,546,580	450,576,730
Cost of shares redeemed	(198,511,211)	(84,349,737)	(826,305,670)	(443,902,723)

Net increase (decrease) in net assets from capital share transactions	(40,289,550)	(52,906,061)	1,430,240,910	6,674,007

INCREASE (DECREASE) IN NET ASSETS	(12,411,123)	(43,773,415)	1,697,747,396	(9,953,655)

NET ASSETS
Beginning of year	193,497,676	237,271,091	675,959,409	685,913,064

End of year	$181,086,553	$193,497,676	$2,373,706,805	$675,959,409

Undistributed net investment income included in net assets at end of year	$219,835	$—	$3,801,554	$1,168,916

SHARES ISSUED AND REDEEMED
Shares sold	2,100,000	500,000	32,450,000	7,350,000
Shares redeemed	(2,550,000)	(1,300,000)	(11,300,000)	(7,250,000)

Net increase (decrease) in shares outstanding	(450,000)	(800,000)	21,150,000	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	81

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Momentum Factor ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Jan. 13, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$26.38	$27.48	$25.57

Income from investment operations:
Net investment income[b]	0.73	0.55	0.31
Net realized and unrealized gain (loss)[c]	2.36	(1.22)	1.90

Total from investment operations	3.09	(0.67)	2.21

Less distributions from:
Net investment income	(0.69)	(0.43)	(0.30)

Total distributions	(0.69)	(0.43)	(0.30)

Net asset value, end of period	$28.78	$26.38	$27.48

Total return	12.01%	(2.26)%[d]	8.63%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$34,539	$15,826	$5,496
Ratio of expenses to average net assets[f]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[f]	2.75%	2.20%	2.07%
Portfolio turnover rate[g]	105%	171%	55%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -2.37%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Quality Factor ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Jan. 13, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.46	$26.96	$25.67

Income from investment operations:
Net investment income[b]	0.76	0.84	0.57
Net realized and unrealized gain (loss)[c]	2.61	(1.70)	1.27

Total from investment operations	3.37	(0.86)	1.84

Less distributions from:
Net investment income	(0.76)	(0.64)	(0.55)

Total distributions	(0.76)	(0.64)	(0.55)

Net asset value, end of period	$28.07	$25.46	$26.96

Total return	13.46%	(3.14)%	7.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$19,648	$15,277	$5,393
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.95%	3.40%	3.86%
Portfolio turnover rate[f]	31%	30%	16%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Size Factor ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Jun. 16, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$24.16	$24.91	$25.00

Income from investment operations:
Net investment income[b]	0.74	0.64	0.05
Net realized and unrealized gain (loss)[c]	2.84	(0.74)	(0.14)

Total from investment operations	3.58	(0.10)	(0.09)

Less distributions from:
Net investment income	(0.93)	(0.65)	—

Total distributions	(0.93)	(0.65)	—

Net asset value, end of period	$26.81	$24.16	$24.91

Total return	15.14%	(0.28)%	(0.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,361	$4,833	$4,982
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.95%	2.76%	1.48%
Portfolio turnover rate[f]	23%	19%	0%[d,g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Intl Value Factor ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Jun. 16, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$20.96	$24.76	$24.60

Income from investment operations:
Net investment income[b]	0.63	0.81	0.02
Net realized and unrealized gain (loss)[c]	3.75	(4.04)	0.14

Total from investment operations	4.38	(3.23)	0.16

Less distributions from:
Net investment income	(0.50)	(0.57)	—

Total distributions	(0.50)	(0.57)	—

Net asset value, end of period	$24.84	$20.96	$24.76

Total return	21.11%	(12.97)%	0.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$101,828	$37,732	$2,476
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.73%	3.91%	0.72%
Portfolio turnover rate[f]	14%	19%	1%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Momentum Factor ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$78.43	$74.14	$62.56	$54.33	$51.62

Income from investment operations:
Net investment income[b]	1.17	0.89	0.91	0.70	0.29
Net realized and unrealized gain[c]	13.51	4.18	11.52	8.24	2.62

Total from investment operations	14.68	5.07	12.43	8.94	2.91

Less distributions from:
Net investment income	(1.16)	(0.78)	(0.85)	(0.71)	(0.20)

Total distributions	(1.16)	(0.78)	(0.85)	(0.71)	(0.20)

Net asset value, end of period	$91.95	$78.43	$74.14	$62.56	$54.33

Total return	18.94%	6.93%	19.97%	16.54%	5.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,438,822	$1,639,269	$800,714	$306,526	$141,264
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.44%	1.22%	1.31%	1.18%	1.88%
Portfolio turnover rate[f]	114%	129%	106%	123%	38%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Quality Factor ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Jul. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$68.00	$64.95	$57.68	$50.10	$50.04

Income from investment operations:
Net investment income[b]	1.46	1.28	0.98	0.85	0.01
Net realized and unrealized gain[c]	7.03	2.99	7.23	7.51	0.05

Total from investment operations	8.49	4.27	8.21	8.36	0.06

Less distributions from:
Net investment income	(1.40)	(1.22)	(0.94)	(0.78)	—

Total distributions	(1.40)	(1.22)	(0.94)	(0.78)	—

Net asset value, end of period	$75.09	$68.00	$64.95	$57.68	$50.10

Total return	12.62%	6.70%	14.30%	16.76%	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,465,557	$2,679,180	$1,120,387	$438,398	$110,220
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.06%	1.99%	1.56%	1.52%	0.31%
Portfolio turnover rate[f]	44%	50%	26%	27%	0%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Size Factor ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$70.36	$66.84	$60.30	$53.83	$50.68

Income from investment operations:
Net investment income[b]	1.37	1.26	1.21	1.13	0.31
Net realized and unrealized gain[c]	8.33	3.56	6.53	6.51	3.05

Total from investment operations	9.70	4.82	7.74	7.64	3.36

Less distributions from:
Net investment income	(1.33)	(1.30)	(1.20)	(1.17)	(0.21)

Total distributions	(1.33)	(1.30)	(1.20)	(1.17)	(0.21)

Net asset value, end of period	$78.73	$70.36	$66.84	$60.30	$53.83

Total return	13.93%	7.39%	12.89%	14.31%	6.66%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$181,087	$193,498	$237,271	$129,652	$110,344
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.86%	1.94%	1.85%	1.97%	2.05%
Portfolio turnover rate[f]	19%	23%	22%	13%	5%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Edge MSCI USA Value Factor ETF
	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Year ended Jul. 31, 2015	Year ended Jul. 31, 2014	Period from Apr. 16, 2013[a] to Jul. 31, 2013
Net asset value, beginning of period	$64.38	$65.95	$62.40	$54.64	$50.26

Income from investment operations:
Net investment income[b]	1.68	1.62	1.34	1.20	0.30
Net realized and unrealized gain (loss)[c]	10.50	(1.59)	3.37	7.72	4.29

Total from investment operations	12.18	0.03	4.71	8.92	4.59

Less distributions from:
Net investment income	(1.56)	(1.60)	(1.16)	(1.16)	(0.21)

Total distributions	(1.56)	(1.60)	(1.16)	(1.16)	(0.21)

Net asset value, end of period	$75.00	$64.38	$65.95	$62.40	$54.64

Total return	19.10%	0.18%	7.56%	16.47%	9.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,373,707	$675,959	$685,913	$159,110	$112,008
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.35%	2.64%	2.04%	2.04%	1.98%
Portfolio turnover rate[f]	26%	81%	15%	8%	6%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Intl Momentum Factor	Non-diversified
Edge MSCI Intl Quality Factor	Non-diversified
Edge MSCI Intl Size Factor	Non-diversified
Edge MSCI Intl Value Factor	Non-diversified

iShares ETF	Diversification Classification
Edge MSCI USA Momentum Factor	Diversified
Edge MSCI USA Quality Factor	Diversified
Edge MSCI USA Size Factor	Diversified
Edge MSCI USA Value Factor	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Intl Momentum Factor
Citigroup Global Markets Inc.	$105,357	$105,357	$—
Credit Suisse Securities (USA) LLC	95,914	95,914	—
Merrill Lynch, Pierce, Fenner & Smith	84,275	84,275	—
UBS AG	16,585	16,585	—

	$302,131	$302,131	$—

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Intl Quality Factor
Citigroup Global Markets Inc.	$7,481	$7,481	$—
Deutsche Bank Securities Inc.	7,779	7,779	—

	$15,260	$15,260	$—

Edge MSCI Intl Size Factor
Citigroup Global Markets Inc.	$11,075	$11,075	$—
Merrill Lynch, Pierce, Fenner & Smith	8,965	8,965	—
UBS AG	160	160	—

	$20,200	$20,200	$—

Edge MSCI Intl Value Factor
Citigroup Global Markets Inc.	$64,025	$64,025	$—
JPMorgan Securities LLC	18,098	18,098	—

	$82,123	$82,123	$—

Edge MSCI USA Momentum Factor
BNP Paribas New York Branch	$1,593,870	$1,593,870	$—
BNP Paribas Prime Brokerage International Ltd.	827,877	827,877	—
Citigroup Global Markets Inc.	3,073,689	3,073,689	—
Credit Suisse Securities (USA) LLC	9,072,230	9,072,230	—
HSBC Bank PLC	19,040	19,040	—
Jefferies LLC	1,069,073	1,069,073	—
State Street Bank & Trust Company	9,603,891	9,603,891	—
UBS AG	42,383	42,383	—

	$25,302,053	$25,302,053	$—

Edge MSCI USA Quality Factor
Citigroup Global Markets Inc.	$744,876	$744,876	$—
Jefferies LLC	5,274,100	5,274,100	—
JPMorgan Securities LLC	6,060,057	6,060,057	—
Merrill Lynch, Pierce, Fenner & Smith	39,789	39,789	—
State Street Bank & Trust Company	3,742,103	3,742,103	—

	$15,860,925	$15,860,925	$—

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI USA Size Factor
Barclays Capital Inc.	$31,830	$31,830	$—
BNP Paribas New York Branch	3,987	3,987	—
BNP Paribas Prime Brokerage Inc.	71,121	71,121	—
BNP Paribas Prime Brokerage International Ltd.	78,913	78,913	—
Citigroup Global Markets Inc.	120,740	120,740	—
Credit Suisse Securities (USA) LLC	582,053	582,053	—
Deutsche Bank Securities Inc.	101,524	101,524	—
HSBC Bank PLC	106,206	106,206	—
Jefferies LLC	248,058	248,058	—
JPMorgan Securities LLC	1,255,502	1,255,502	—
Merrill Lynch, Pierce, Fenner & Smith	668,663	668,663	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	339,716	339,716	—
National Financial Services LLC	2,362	2,360	(2)
SG Americas Securities LLC	1,941	1,941	—
State Street Bank & Trust Company	795,729	795,729	—
Wells Fargo Bank, National Association	50,178	50,178	—
Wells Fargo Securities LLC	143,911	143,911	—

	$4,602,434	$4,602,432	$(2)

Edge MSCI USA Value Factor
Citigroup Global Markets Inc.	$1,164,900	$1,164,900	$—
Credit Suisse Securities (USA) LLC	2,034,071	2,034,071	—
HSBC Bank PLC	356,813	356,813	—
JPMorgan Securities LLC	3,929,928	3,929,928	—
Merrill Lynch, Pierce, Fenner & Smith	924,223	924,223	—
State Street Bank & Trust Company	5,079	5,079	—

	$8,415,014	$8,415,014	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Intl Momentum Factor	0.30%
Edge MSCI Intl Quality Factor	0.30
Edge MSCI Intl Size Factor	0.30
Edge MSCI Intl Value Factor	0.30

iShares ETF	Investment Advisory Fee
Edge MSCI USA Momentum Factor	0.15%
Edge MSCI USA Quality Factor	0.15
Edge MSCI USA Size Factor	0.15
Edge MSCI USA Value Factor	0.15

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF, and iShares Edge MSCI USA Value Factor ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, and iShares Edge MSCI Intl Value Factor ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Intl Momentum Factor	$285
Edge MSCI Intl Quality Factor	297
Edge MSCI Intl Size Factor	120
Edge MSCI Intl Value Factor	2,309

iShares ETF	Fees Paid to BTC
Edge MSCI USA Momentum Factor	$67,887
Edge MSCI USA Quality Factor	33,296
Edge MSCI USA Size Factor	16,767
Edge MSCI USA Value Factor	7,633

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Intl Size Factor	$153,459	$44,698
Edge MSCI Intl Value Factor	1,912,485	2,793,556
Edge MSCI USA Momentum Factor	461,064,157	463,453,983
Edge MSCI USA Quality Factor	340,908,846	275,868,247
Edge MSCI USA Size Factor	8,958,334	10,850,115
Edge MSCI USA Value Factor	168,386,591	92,497,627
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of July 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Edge MSCI Intl Size Factor	1	83%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Intl Momentum Factor	$22,198,922	$21,725,456
Edge MSCI Intl Quality Factor	6,547,315	6,459,239
Edge MSCI Intl Size Factor	6,379,407	1,346,560
Edge MSCI Intl Value Factor	9,668,297	8,923,029
Edge MSCI USA Momentum Factor	2,612,821,691	2,607,845,338
Edge MSCI USA Quality Factor	1,491,608,160	1,478,729,505
Edge MSCI USA Size Factor	44,587,742	44,115,406
Edge MSCI USA Value Factor	510,008,059	499,753,858

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Intl Momentum Factor	$15,946,061	$—
Edge MSCI Intl Quality Factor	7,443,968	5,221,446
Edge MSCI Intl Size Factor	—	5,283,735
Edge MSCI Intl Value Factor	52,163,872	—
Edge MSCI USA Momentum Factor	2,885,992,563	1,495,781,929
Edge MSCI USA Quality Factor	2,663,716,191	2,246,686,263
Edge MSCI USA Size Factor	155,882,276	195,595,710
Edge MSCI USA Value Factor	2,243,993,184	821,879,016

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to passive foreign investment companies, foreign currency transactions, the characterization of corporate actions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Intl Momentum Factor	$—	$8,015	$(8,015)
Edge MSCI Intl Quality Factor	937,736	14,395	(952,131)
Edge MSCI Intl Size Factor	662,345	22,340	(684,685)
Edge MSCI Intl Value Factor	—	198,336	(198,336)
Edge MSCI USA Momentum Factor	287,095,735	—	(287,095,735)
Edge MSCI USA Quality Factor	310,421,703	105	(310,421,808)
Edge MSCI USA Size Factor	40,078,948	186,992	(40,265,940)
Edge MSCI USA Value Factor	134,302,974	141	(134,303,115)

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
Edge MSCI Intl Momentum Factor
Ordinary income	$621,676	$196,168

Edge MSCI Intl Quality Factor
Ordinary income	$664,765	$335,588

Edge MSCI Intl Size Factor
Ordinary income	$186,787	$130,297

Edge MSCI Intl Value Factor
Ordinary income	$1,758,856	$672,541

Edge MSCI USA Momentum Factor
Ordinary income	$31,103,922	$12,227,742

Edge MSCI USA Quality Factor
Ordinary income	$67,815,892	$36,096,604

Edge MSCI USA Size Factor
Ordinary income	$4,392,071	$4,166,748

Edge MSCI USA Value Factor
Ordinary income	$42,392,119	$18,801,019

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Intl Momentum Factor	$33,255	$57,877	$—	$3,213,716	$3,304,848
Edge MSCI Intl Quality Factor	41,658	—	(142,553)	1,895,380	1,794,485
Edge MSCI Intl Size Factor	18,010	—	(104,872)	12,866	(73,996)
Edge MSCI Intl Value Factor	559,018	—	(273,604)	12,120,110	12,405,524
Edge MSCI USA Momentum Factor	2,407,201	—	(58,388,645)	286,070,235	230,088,791
Edge MSCI USA Quality Factor	3,343,921	—	(44,222,798)	171,024,387	130,145,510
Edge MSCI USA Size Factor	219,835	—	(3,763,756)	4,559,191	1,015,270
Edge MSCI USA Value Factor	3,801,554	—	(42,696,996)	137,198,820	98,303,378

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of July 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Intl Quality Factor	$142,553
Edge MSCI Intl Size Factor	104,872
Edge MSCI Intl Value Factor	273,604
Edge MSCI USA Momentum Factor	58,388,645
Edge MSCI USA Quality Factor	44,222,798
Edge MSCI USA Size Factor	3,763,756
Edge MSCI USA Value Factor	42,696,996

For the year ended July 31, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Edge MSCI Intl Momentum Factor	$309,537
Edge MSCI Intl Quality Factor	71,012

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a `flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Edge MSCI Intl Momentum Factor ETF,

iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF,

iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum Factor ETF,

iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and

iShares Edge MSCI USA Value Factor ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and iShares Edge MSCI USA Value Factor ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
Edge MSCI Intl Momentum Factor	$606,105
Edge MSCI Intl Quality Factor	680,376
Edge MSCI Intl Size Factor	151,674
Edge MSCI Intl Value Factor	2,129,469
Edge MSCI USA Momentum Factor	32,068,775
Edge MSCI USA Quality Factor	70,982,459
Edge MSCI USA Size Factor	4,289,511
Edge MSCI USA Value Factor	45,081,950

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Edge MSCI USA Momentum Factor	96.28%
Edge MSCI USA Quality Factor	96.53
Edge MSCI USA Size Factor	88.49
Edge MSCI USA Value Factor	95.87

For the fiscal year ended July 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Intl Momentum Factor	$671,494	$40,029
Edge MSCI Intl Quality Factor	751,638	58,564
Edge MSCI Intl Size Factor	200,939	20,029
Edge MSCI Intl Value Factor	2,334,097	192,621

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF and iShares Edge MSCI Intl Value Factor ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Board Review and Approval of Investment Advisory

Contract (Continued)

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The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	107

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF and iShares Edge MSCI USA Value Factor ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	109

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	111

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Edge MSCI Intl Value Factor	$0.503594	$—	$—	$0.503594	100%	—%	—%		100%
Edge MSCI USA Momentum Factor	1.142755	—	0.013102	1.155857	99	—	1		100
Edge MSCI USA Quality Factor	1.398640	—	0.004117	1.402757	100	—	0	[a]	100
Edge MSCI USA Size Factor	1.288078	—	0.037114	1.325192	97	—	3		100
Edge MSCI USA Value Factor	1.553191	—	0.004024	1.557215	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Intl Momentum Factor ETF

Period Covered: January 13, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	6	0.96%
Greater than 1.5% and Less than 2.0%	45	7.23
Greater than 1.0% and Less than 1.5%	126	20.26
Greater than 0.5% and Less than 1.0%	176	28.30
Greater than 0.0% and Less than 0.5%	192	30.88
AT NAV	6	0.96
Less than 0.0% and Greater than –0.5%	53	8.52
Less than –0.5% and Greater than –1.0%	14	2.25
Less than –1.0% and Greater than –1.5%	3	0.48
Less than –1.5% and Greater than –2.0%	1	0.16

	622	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Intl Quality Factor ETF

Period Covered: January 13, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.16%
Greater than 3.5% and Less than 4.0%	1	0.16
Greater than 3.0% and Less than 3.5%	1	0.16
Greater than 2.5% and Less than 3.0%	1	0.16
Greater than 2.0% and Less than 2.5%	9	1.45
Greater than 1.5% and Less than 2.0%	21	3.38
Greater than 1.0% and Less than 1.5%	79	12.70
Greater than 0.5% and Less than 1.0%	241	38.75
Greater than 0.0% and Less than 0.5%	219	35.21
AT NAV	5	0.80
Less than 0.0% and Greater than –0.5%	39	6.27
Less than –0.5% and Greater than –1.0%	4	0.64
Less than –1.0% and Greater than –1.5%	1	0.16

	622	100.00%

iShares Edge MSCI Intl Size Factor ETF

Period Covered: June 16, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.19%
Greater than 1.5% and Less than 2.0%	16	3.10
Greater than 1.0% and Less than 1.5%	52	10.08
Greater than 0.5% and Less than 1.0%	193	37.41
Greater than 0.0% and Less than 0.5%	191	37.02
AT NAV	17	3.29
Less than 0.0% and Greater than –0.5%	32	6.20
Less than –0.5% and Greater than –1.0%	11	2.13
Less than –1.0% and Greater than –1.5%	3	0.58

	516	100.00%

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Intl Value Factor ETF

Period Covered: June 16, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.19%
Greater than 2.0% and Less than 2.5%	1	0.19
Greater than 1.5% and Less than 2.0%	16	3.10
Greater than 1.0% and Less than 1.5%	37	7.17
Greater than 0.5% and Less than 1.0%	147	28.50
Greater than 0.0% and Less than 0.5%	202	39.16
AT NAV	22	4.26
Less than 0.0% and Greater than –0.5%	64	12.40
Less than –0.5% and Greater than –1.0%	17	3.29
Less than –1.0% and Greater than –1.5%	8	1.55
Less than –1.5% and Greater than –2.0%	1	0.19

	516	100.00%

iShares Edge MSCI USA Momentum Factor ETF

Period Covered: April 16, 2013 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	640	60.26%
AT NAV	182	17.14
Less than 0.0% and Greater than –0.5%	240	22.60

	1,062	100.00%

iShares Edge MSCI USA Quality Factor ETF

Period Covered: July 16, 2013 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	640	64.07%
AT NAV	138	13.81
Less than 0.0% and Greater than –0.5%	220	22.02
Less than –0.5% and Greater than –1.0%	1	0.10

	999	100.00%

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI USA Size Factor ETF

Period Covered: April 16, 2013 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.09%
Greater than 0.0% and Less than 0.5%	590	55.56
AT NAV	113	10.64
Less than 0.0% and Greater than –0.5%	358	33.71

	1,062	100.00%

iShares Edge MSCI USA Value Factor ETF

Period Covered: April 16, 2013 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	651	61.31%
AT NAV	147	13.84
Less than 0.0% and Greater than –0.5%	263	24.76
Less than –0.5%	1	0.09

	1,062	100.00%

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	117

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	119

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-711-0717

JULY 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Multifactor Global ETF | ACWF | NYSE Arca
➢	iShares Edge MSCI Multifactor Intl ETF | INTF | NYSE Arca
➢	iShares Edge MSCI Multifactor Intl Small-Cap ETF | ISCF | NYSE Arca
➢	iShares Edge MSCI Multifactor USA ETF | LRGF | NYSE Arca
➢	iShares Edge MSCI Multifactor USA Small-Cap ETF | SMLF | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended July 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.06% in U.S. dollar terms for the reporting period.

One contributing factor to the robust performance of global stocks was the continuation of accommodative monetary policies by many of the world’s central banks. The European Central Bank (“ECB”), the Bank of Japan (“BOJ”), and several other major central banks maintained policies such as quantitative easing and negative interest rates in an effort to stimulate economic activity. Signs that these efforts were effective — reflected in stronger economic growth in Europe and China — provided a favorable environment for global equity market performance.

Another catalyst for global stock market gains was the outcome of the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending — aimed at strengthening U.S. economic growth. These expectations helped drive global stocks higher in late 2016 and early 2017, though the positive impact faded late in the reporting period as the administration struggled to implement its agenda.

Regionally, European equity markets generated the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their potential impact on the European Union. Currency fluctuations also provided support for European equity performance in U.S. dollar terms as the euro appreciated by approximately 5% against the U.S. dollar. The best-performing European stock markets included Austria, Spain, and Italy, while Denmark and Belgium trailed.

The U.S. stock market returned approximately 16% for the reporting period. Despite signs of mixed U.S. economic growth, stocks rallied due to post-election optimism about the economy’s future prospects and a notable improvement in corporate earnings growth. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which raised the federal funds rate target to a range of 1.00%-1.25%, its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Equity markets in the Asia-Pacific region gained about 15% in U.S. dollar terms for the reporting period, led by Hong Kong and Singapore. Japanese stocks also produced solid returns, benefiting from that country’s ongoing economic recovery. While headline growth remained modest, consumer spending improved, and the job market was the strongest in decades. Nevertheless, equity market returns in this region were hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

Emerging markets stocks outperformed those in developed markets, returning approximately 25% in U.S. dollar terms for the reporting period. Emerging markets in Asia were the best performers, led by export-driven China and South Korea, which benefited from better economic growth in many developed countries. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.97%	21.02%	20.29%	19.97%	21.02%	20.29%
Since Inception	6.00%	6.65%	6.48%	14.07%	15.66%	15.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,135.80	$1.85	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor Global ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed and emerging market stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI ACWI Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 19.97%, net of fees, while the total return for the Index was 20.29%.

From a regional perspective, U.S. stocks, the largest country weight in the Index on average during the reporting period, contributed the most to the Index’s return. Improving corporate earnings growth for many American companies and optimism about potentially stimulative fiscal policies from the new presidential administration were supportive factors for the U.S. equity market.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

Asian markets were also significant contributors to the Index’s return for the reporting period, led by China, South Korea, and Japan. As major global exporters, all three countries benefited from strengthening economic growth in many regions of the world, which led to increased demand for exports.

European equity markets contributed to the Index’s return during the reporting period, driven by signs of better economic conditions across Europe. The leading contributors within the Index included Switzerland, Germany, the U.K., and France.

On a sector basis, the information technology sector was the largest contributor to the Index’s return for the reporting period. Other notable contributors within the Index included financials, industrials, and consumer discretionary, while the telecommunication services and utilities sectors detracted modestly from the Index’s return.

Currency fluctuations had a modestly positive impact on the Index’s performance for the reporting period, led by the euro’s 5% gain against the U.S. dollar.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value benefited the Index’s performance the most for the reporting period. Quality and momentum were also contributors, while size detracted from the Index’s return.

For the reporting period, the Index outperformed the broader market, as represented by the MSCI ACWI Index. Relative to the broader market, an overweight allocation in the Index to semiconductor manufacturers benefited the Index’s performance, amid increasing demand for servers and data centers, and offset the negative impact of an underweight allocation to software companies. Underweight allocations in the Index to pharmaceutical companies and oil exploration and production stocks also helped relative performance, while an underweight allocation to banks detracted from the Index’s return relative to the broader market.

ALLOCATION BY SECTOR

As of 7/31/17

Sector/Investment Type	Percentage of Total Investments*

Information Technology	20.00%
Financials	15.46
Industrials	15.31
Consumer Discretionary	14.26
Health Care	8.72
Materials	7.98
Consumer Staples	5.79
Real Estate	5.43
Utilities	3.08
Energy	2.87
Investment Companies	0.79
Telecommunication Services	0.31

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

United States	48.02%
Japan	9.95
China	7.33
South Korea	5.42
United Kingdom	5.01
Switzerland	3.61
France	2.94
Germany	2.45
Australia	2.22
Canada	1.74

TOTAL	88.69%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.84%	19.14%	19.03%	18.84%	19.14%	19.03%
Since Inception	5.60%	5.72%	5.67%	13.11%	13.39%	13.25%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,148.50	$1.60	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor Intl ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.84%, net of fees, while the total return for the Index was 19.03%.

European equity markets were meaningful contributors to the Index’s return during the reporting period, driven by signs of better economic conditions across Europe. The leading European contributor within the Index was Switzerland, whose strong performance was led by insurance and healthcare companies. France was another top contributor, advancing sharply as the

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

Performance as of July 31, 2017

election of Emmanuel Macron as president eased investor concerns about anti-European Union sentiment. Other top contributors among European markets included Germany and the U.K.

From a sector perspective, the financials sector was the largest contributor to the Index’s performance for the reporting period. Financial stocks benefited from improving global economic conditions and expectations of more lenient regulatory policies in the U.S. Other contributing sectors included industrials, materials, and consumer discretionary, while the consumer staples and telecommunication services sectors detracted from the Index’s return.

Currency fluctuations had a modestly negative impact on the Index’s performance for the reporting period, driven in part by the Japanese yen’s 8% decline against the U.S. dollar.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value and quality benefited the Index’s performance for the reporting period. Size detracted modestly from the Index’s return, while momentum had little overall impact on performance.

For the reporting period, the Index outperformed the broader market, as represented by the MSCI World ex USA Index. Relative to the broader market, an overweight allocation in the Index to Japan, the largest country weight in the Index on average during the reporting period, benefited the Index’s relative performance the most. Improving economic data in Japan, driven in part by export growth, contributed to the gains in the Japanese stock market.

Relative to the broader market, an overweight allocation in the Index to the chemicals industry, along with underweight allocations to pharmaceuticals companies and oil and gas exploration and production stocks, benefited the Index’s relative return for the reporting period. An underweight position in the Index to banks detracted from the Index’s performance relative to the broader market.

ALLOCATION BY SECTOR

As of 7/31/17

Sector	Percentage of Total Investments*

Industrials	18.90%
Financials	18.57
Consumer Discretionary	14.51
Materials	13.59
Real Estate	8.59
Information Technology	7.70
Consumer Staples	6.81
Energy	3.75
Health Care	3.40
Utilities	2.17
Telecommunication Services	2.01

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 7/31/17

Country	Percentage of Total Investments*

Japan	26.90%
United Kingdom	17.20
France	11.45
Switzerland	10.22
Canada	5.44
Germany	5.28
Australia	5.17
Hong Kong	4.72
Netherlands	3.83
Spain	2.68

TOTAL	92.89%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.91%	19.92%	19.34%	18.91%	19.92%	19.34%
Since Inception	9.69%	9.96%	10.06%	23.25%	23.94%	24.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,167.70	$2.15	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor Intl Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of global developed market small-capitalization stocks, excluding the U.S., that have favorable exposure to target style factors subject to constraints, as represented by the MSCI World ex USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.91%, net of fees, while the total return for the Index was 19.34%.

European small-capitalization stocks were meaningful contributors to the Index’s return for the reporting period, driven by signs of better economic conditions across Europe. The leading contributor within Europe was the U.K., where stocks advanced despite uncertainty about the domestic economy and impending Brexit negotiations. Other top contributors among European markets included Switzerland, Germany, France, and Italy.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

From a sector perspective, the industrials sector was the largest contributor to the Index’s return for the reporting period. Industrials stocks, led by machinery manufacturers, benefited from better global economic conditions and strong earnings growth. Another top-contributing sector that benefited from the improving global economy was information technology, which was led by electronic equipment, instruments, and components companies. Other contributing sectors within the Index included consumer discretionary, financials, and materials, all of which are economically sensitive segments of the global equity market.

Currency fluctuations had a modestly negative impact on the Index’s performance for the reporting period, driven in part by the Japanese yen’s 8% decline against the U.S. dollar.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value and quality benefited the Index’s performance for the reporting period. Size detracted modestly from the Index’s return, while momentum had little overall impact on performance.

For the reporting period, the Index outperformed the broader market, as represented by the MSCI World ex USA Small Cap Index. Relative to the broader market, an overweight allocation in the Index to Japan benefited the Index’s relative performance amid strong earnings growth and continued aggressive monetary stimulus by the Bank of Japan.

Relative to the broader market, industry allocation detracted from the Index’s relative performance for the reporting period. An overweight allocation in the Index to gold producers, which struggled with declining gold prices during the reporting period, and retailers, which faced challenges from e-commerce, detracted the most from the Index’s return relative to the broader market.

ALLOCATION BY SECTOR As of 7/31/17

Sector	Percentage of Total Investments*

Industrials	18.52%
Consumer Discretionary	16.99
Information Technology	15.20
Materials	11.88
Health Care	9.19
Financials	8.68
Real Estate	6.15
Consumer Staples	6.09
Energy	4.19
Utilities	2.83
Telecommunication Services	0.28

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 7/31/17

Country	Percentage of Total Investments*

Japan	32.73%
United Kingdom	21.76
Australia	6.81
Switzerland	5.66
Canada	5.60
Germany	5.38
France	3.83
Sweden	3.04
Norway	2.74
Belgium	2.12

TOTAL	89.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.76%	18.75%	18.95%	18.76%	18.75%	18.95%
Since Inception	8.55%	8.56%	8.84%	20.37%	20.40%	21.06%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,081.90	$1.03	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 18.76%, net of fees, while the total return for the Index was 18.95%.

Information technology, the largest sector weight in the Index on average, contributed the most to the Index’s return for the reporting period. Information technology stocks benefited from strong earnings growth and increased demand. Within the sector, semiconductor manufacturers were the leading contributors amid strong demand for chips powering mobile devices, videogame graphics, and artificial intelligence products such as autonomous-driving vehicles.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

Financial stocks were also meaningful contributors to the Index’s return for the reporting period. The financials sector benefited from improving economic conditions, rising capital markets, and expectations of more lenient regulatory policies. Insurance companies contributed the most within the financials sector, benefiting from the three Fed interest rate increases during the reporting period.

The healthcare sector was another significant contributor to the Index’s return for the reporting period, reflecting solid earnings growth through the second quarter of 2017. Healthcare stocks advanced despite uncertainty surrounding the fate of the Affordable Care Act, as well as issues surrounding drug pricing.

Improving global economic conditions helped the industrials and materials sectors contribute to the Index’s return for the reporting period. On the downside, the telecommunication services sector, which faced slowing growth and intensifying price competition, detracted slightly from the Index’s return for the reporting period.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value benefited the Index’s performance the most during the reporting period. Size detracted from the Index’s return, while quality and momentum had little overall impact.

For the reporting period, the Index outperformed the broader U.S. market, as represented by the MSCI USA Index. Relative to the broader market, an overweight allocation in the Index to healthcare providers benefited relative performance amid optimism that Congress will eventually approve industry-friendly legislation and replace the Affordable Care Act. An underweight allocation in the Index to energy producers, which faced a sharp decline in the price of oil over the last half of the reporting period, also helped the Index’s performance relative to the broader U.S. market.

ALLOCATION BY SECTOR As of 7/31/17

Sector	Percentage of Total Investments*

Information Technology	18.47%
Financials	15.68
Health Care	12.58
Industrials	9.69
Consumer Discretionary	8.93
Utilities	8.13
Real Estate	6.87
Consumer Staples	5.49
Energy	5.45
Materials	4.82
Telecommunication Services	3.89

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/17

Security	Percentage of Total Investments*

AT&T Inc.	3.03%
Accenture PLC Class A	2.40
Anthem Inc.	2.20
General Motors Co.	2.14
Applied Materials Inc.	2.13
Cigna Corp.	1.99
Northrop Grumman Corp.	1.95
Capital One Financial Corp.	1.85
MetLife Inc.	1.69
Phillips 66	1.64

TOTAL	21.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

Performance as of July 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.57%	17.66%	18.25%	17.57%	17.66%	18.25%
Since Inception	9.92%	9.95%	10.35%	23.82%	23.92%	24.89%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/28/15. The first day of secondary market trading was 4/30/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Beginning Account Value (2/1/17)	Ending Account Value (7/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,037.70	$1.52	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Small Cap Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended July 31, 2017, the total return for the Fund was 17.57%, net of fees, while the total return for the Index was 18.25%.

Financials stocks contributed the most to the Index’s performance for the reporting period. The financials sector benefited from improving global economic conditions, rising capital markets, and expectations of more lenient regulatory policies.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

Information technology was also a significant contributor to the Index’s performance for the reporting period. Information technology stocks benefited from strong earnings growth and increased demand for electronic equipment and semiconductors.

The healthcare sector was another leading contributor to the Index’s return for the reporting period despite uncertainty surrounding the fate of the Affordable Care Act, as well as issues surrounding drug pricing. However, optimism that Congress will eventually approve industry-friendly legislation and replace the Affordable Care Act provided support for the healthcare sector.

Improving global economic conditions helped the industrials sector contribute to the Index’s return for the reporting period. Machinery manufacturers, which benefited from growing export demand, and commercial and professional services providers contributed the most in the industrials sector. The real estate, consumer discretionary, and materials sectors also contributed to the Index’s return for the reporting period.

On the downside, the energy sector detracted from the Index’s return for the reporting period amid concerns about excess supply that could lead to lower energy prices. The telecommunication services sector also detracted modestly from the Index’s return.

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value and quality significantly benefited the Index’s performance for the reporting period. Momentum benefited slightly, while size detracted modestly from the Index’s return.

For the reporting period, the Index outperformed the broader U.S. market, as represented by the MSCI USA Small Cap Index. Relative to the broader market, an overweight position in the Index to semiconductor manufacturers benefited the Index’s relative performance as demand for servers and data centers increased. An overweight allocation in the Index to banks, which benefited from the three Fed interest rate hikes during the reporting period, helped the Index’s performance relative to the broader U.S. market.

ALLOCATION BY SECTOR As of 7/31/17

Sector	Percentage of Total Investments*

Information Technology	20.96%
Financials	20.57
Health Care	17.19
Industrials	11.96
Consumer Discretionary	10.06
Real Estate	6.96
Materials	5.00
Consumer Staples	2.44
Energy	2.22
Utilities	1.86
Telecommunication Services	0.78

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 7/31/17

Security	Percentage of Total Investments*

WellCare Health Plans Inc.	1.26%
Cognex Corp.	1.26
Teradyne Inc.	1.06
Great Plains Energy Inc.	1.04
Coherent Inc.	1.00
Bioverativ Inc.	0.98
Assured Guaranty Ltd.	0.89
Thor Industries Inc.	0.82
Quanta Services Inc.	0.79
Reliance Steel & Aluminum Co.	0.78

TOTAL	9.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on February 1, 2017 and held through July 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 97.73%

AUSTRALIA — 2.21%
Aristocrat Leisure Ltd.	3,282	$53,059
Bendigo & Adelaide Bank Ltd.	3,536	31,391
BlueScope Steel Ltd.	3,927	41,321
Cochlear Ltd.	272	31,020
Dexus	6,528	48,885
Goodman Group	8,789	55,853
GPT Group (The)	15,965	61,052
Harvey Norman Holdings Ltd.	10,846	37,839
LendLease Group	2,958	39,792
Mirvac Group	20,113	34,844
REA Group Ltd.	187	10,304
Sonic Healthcare Ltd.	2,006	35,697
Treasury Wine Estates Ltd.	4,148	40,335

		521,392
BELGIUM — 0.11%
Colruyt SA	461	25,752

		25,752
BRAZIL — 0.39%
Cia. de Saneamento Basico do Estado de Sao Paulo	1,700	18,251
EDP – Energias do Brasil SA	3,400	15,635
Odontoprev SA	1,700	7,077
Porto Seguro SA	1,700	17,136
Sul America SA	1,950	10,951
TIM Participacoes SA	3,400	11,576
Transmissora Alianca de Energia Eletrica SA Units	1,700	12,632

		93,258
CANADA — 1.74%
CAE Inc.	1,258	21,256
CCL Industries Inc. Class B	850	40,626
Constellation Software Inc./Canada	136	73,043
First Capital Realty Inc.	323	5,269
Industrial Alliance Insurance & Financial Services Inc.	646	29,878
Jean Coutu Group PJC Inc. (The) Class A	374	6,215
Linamar Corp.	170	9,289
Magna International Inc. Class A	2,331	110,832
Metro Inc.	1,906	64,364
Veresen Inc.	3,349	48,767

		409,539

Security	Shares	Value
CHILE — 0.06%
Enel Generacion Chile SA	18,343	$14,249

		14,249
CHINA — 7.31%
AAC Technologies Holdings Inc.	8,500	114,383
Agricultural Bank of China Ltd. Class H	136,000	63,558
ANTA Sports Products Ltd.	17,000	58,334
China Construction Bank Corp. Class H	459,000	382,003
China Huarong Asset Management Co. Ltd. Class Ha,b	34,000	13,931
China Jinmao Holdings Group Ltd.	68,000	31,605
China Power International Development Ltd.	17,000	5,834
China Resources Land Ltd.	34,000	109,268
Country Garden Holdings Co. Ltd.	34,000	47,538
CSPC Pharmaceutical Group Ltd.	34,000	53,023
Dongfeng Motor Group Co. Ltd. Class H	34,000	41,661
Fosun International Ltd.	25,500	38,657
Fullshare Holdings Ltd.[a]	85,000	33,956
Guangdong Investment Ltd.	34,000	47,886
Guangzhou Automobile Group Co. Ltd. Class H	34,000	73,049
Haitian International Holdings Ltd.	17,000	48,757
Hanergy Thin Film Power Group Ltd.[c,d]	659	—
Industrial & Commercial Bank of China Ltd. Class H	34,000	23,813
Longfor Properties Co. Ltd.	8,500	21,353
NetEase Inc. ADR	459	142,878
New Oriental Education & Technology Group Inc. ADR[c]	799	63,648
Shanghai Industrial Holdings Ltd.	17,000	49,192
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	5,100	13,517
Sihuan Pharmaceutical Holdings Group Ltd.	34,000	14,322
Sino Biopharmaceutical Ltd.	34,000	30,038
Sino-Ocean Group Holding Ltd.	17,000	9,512
Sinopec Engineering Group Co. Ltd. Class H	25,500	22,888
Sunac China Holdings Ltd.[a]	16,000	42,611
TAL Education Group Class A ADR[a]	326	51,107
Yum China Holdings Inc.[c]	2,125	76,054

		1,724,376

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Security	Shares	Value
COLOMBIA — 0.02%
Interconexion Electrica SA ESP	1,105	$5,034

		5,034
CZECH REPUBLIC — 0.05%
Moneta Money Bank ASb	3,519	12,637

		12,637
DENMARK — 0.44%
Coloplast A/S Class B	801	68,574
Tryg A/S	136	3,055
William Demant Holding A/Sc	1,175	31,128

		102,757
FINLAND — 0.65%
Elisa OYJ	1,275	52,267
Orion OYJ Class B	442	22,267
UPM-Kymmene OYJ	2,941	79,786

		154,320
FRANCE — 2.93%
Arkema SA	391	44,338
Atos SE	544	82,385
Casino Guichard Perrachon SA	153	9,297
Cie. Generale des Etablissements Michelin Class B	988	133,201
CNP Assurances	765	18,399
Hermes International	102	51,470
Ipsen SA	306	39,054
Rexel SA	2,060	32,509
SCOR SE	1,175	49,338
SEB SA	102	18,081
STMicroelectronics NV	3,094	52,638
Thales SA	612	67,530
Valeo SA	1,345	92,830

		691,070
GERMANY — 2.41%
adidas AG	612	139,259
Covestro AGb	697	53,924
Deutsche Lufthansa AG Registered	1,411	30,235
Evonik Industries AG	836	28,387
Fraport AG Frankfurt Airport Services Worldwide	170	16,960
Hannover Rueck SE	408	51,326
HeidelbergCement AG	852	84,198
Henkel AG & Co. KGaA	460	57,705
HOCHTIEF AG	85	15,133
Metro Wholesale & Food Specialist AGc	1,008	20,281

Security	Shares	Value
Osram Licht AG	580	$48,216
RTL Group SAc	291	22,575

		568,199
GREECE — 0.07%
FF Group[c]	165	3,939
JUMBO SA	704	11,745

		15,684
HONG KONG — 0.97%
ASM Pacific Technology Ltd.	1,700	22,028
NWS Holdings Ltd.	17,000	32,563
Sino Land Co. Ltd.	34,000	56,158
Swire Properties Ltd.	10,200	35,262
WH Group Ltd.[b]	51,000	47,864
Yue Yuen Industrial Holdings Ltd.	8,500	35,098

		228,973
HUNGARY — 0.18%
MOL Hungarian Oil & Gas PLC	68	5,856
Richter Gedeon Nyrt	1,394	35,510

		41,366
INDONESIA — 0.32%
Adaro Energy Tbk PT	113,900	15,259
Bank Danamon Indonesia Tbk PT	23,800	10,181
Pakuwon Jati Tbk PT	51,000	2,718
Surya Citra Media Tbk PT	30,600	5,420
United Tractors Tbk PT	18,700	42,245

		75,823
ISRAEL — 0.14%
Azrieli Group Ltd.	289	15,790
Mizrahi Tefahot Bank Ltd.	629	11,370
Taro Pharmaceutical Industries Ltd.[a,c]	51	5,831

		32,991
ITALY — 0.12%
Recordati SpA	374	15,918
UnipolSai Assicurazioni SpA	5,831	13,454

		29,372
JAPAN — 9.91%
Alfresa Holdings Corp.	3,400	62,526
Amada Holdings Co. Ltd.	5,100	58,203
Brother Industries Ltd.	1,700	43,387
Chugoku Bank Ltd. (The)	1,700	24,617
Concordia Financial Group Ltd.	10,200	51,399
Daicel Corp.	3,400	44,279
Daito Trust Construction Co. Ltd.	100	16,870
Daiwa House Industry Co. Ltd.	3,400	118,436

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Security	Shares	Value
Fukuoka Financial Group Inc.	17,000	$78,311
Hachijuni Bank Ltd. (The)	3,400	21,570
Hakuhodo DY Holdings Inc.	1,700	23,832
Hitachi Metals Ltd.	1,700	23,663
Idemitsu Kosan Co. Ltd.[a]	1,700	41,186
Iida Group Holdings Co. Ltd.	1,700	29,001
Isuzu Motors Ltd.	3,400	46,648
ITOCHU Corp.	10,200	159,746
Japan Airlines Co. Ltd.	1,700	54,895
Kakaku.com Inc.	1,700	23,955
Koito Manufacturing Co. Ltd.	1,700	99,389
Kuraray Co. Ltd.	5,100	99,235
Kyushu Financial Group Inc.	1,700	10,662
Lion Corp.	1,700	36,309
Marubeni Corp.	13,600	90,010
Mebuki Financial Group Inc.	10,200	39,233
Medipal Holdings Corp.	1,700	31,094
Mitsubishi Chemical Holdings Corp.	10,200	85,758
Mitsubishi Gas Chemical Co. Inc.	3,400	78,680
Mitsubishi Tanabe Pharma Corp.	3,400	80,896
Nisshin Seifun Group Inc.	1,700	27,878
Nitori Holdings Co. Ltd.	100	14,082
Nomura Real Estate Master Fund Inc.	34	48,094
Obayashi Corp.	3,400	40,863
Oji Holdings Corp.	17,000	87,081
Sekisui Chemical Co. Ltd.	5,100	93,789
Sompo Holdings Inc.	1,700	66,649
Stanley Electric Co. Ltd.	1,700	56,156
Start Today Co. Ltd.	1,700	47,925
Sumitomo Heavy Industries Ltd.	3,000	21,883
Taiheiyo Cement Corp.	17,000	63,849
Toppan Printing Co. Ltd.	1,000	10,553
Tsuruha Holdings Inc.	100	10,480
Yamada Denki Co. Ltd.	5,100	27,186
Yaskawa Electric Corp.	3,400	91,112
Yokogawa Electric Corp.	3,400	57,203

		2,338,573
MALAYSIA — 0.20%
AirAsia Bhd	8,500	6,413
Alliance Financial Group Bhd	3,400	3,121
HAP Seng Consolidated Bhd	1,700	3,613
PPB Group Bhd	8,500	33,472

		46,619

Security	Shares	Value
MEXICO — 0.09%
Grupo Aeroportuario del Sureste SAB de CV Series B	1,020	$21,730

		21,730
NETHERLANDS — 1.14%
AerCap Holdings NVa,c	867	42,570
Koninklijke Vopak NV	442	20,983
NN Group NV	2,125	85,909
RELX NV	5,678	119,026

		268,488
PAKISTAN — 0.00%
Lucky Cement Ltd.	100	672

		672
POLAND — 0.22%
Grupa Azoty SA	102	1,989
Grupa Lotos SAc	697	9,368
Jastrzebska Spolka Weglowa SAc	425	9,746
PGE Polska Grupa Energetyczna SA	3,536	12,832
Synthos SA	9,197	11,312
Tauron Polska Energia SAc	5,712	6,028

		51,275
RUSSIA — 1.00%
Lukoil PJSC ADR	2,703	125,879
Surgutneftegas OJSC ADR	10,234	44,549
Tatneft PJSC ADR	1,685	65,007

		235,435
SINGAPORE — 0.32%
SATS Ltd.	5,100	18,150
UOL Group Ltd.[a]	3,400	19,766
Wilmar International Ltd.	8,500	20,918
Yangzijiang Shipbuilding Holdings Ltd.	17,000	17,724

		76,558
SOUTH AFRICA — 0.56%
Bidvest Group Ltd. (The)	2,501	31,787
Capitec Bank Holdings Ltd.	85	5,539
Exxaro Resources Ltd.	1,088	8,982
Hyprop Investments Ltd.	391	3,503
Massmart Holdings Ltd.	442	3,707
Mondi Ltd.	646	16,755
Pioneer Foods Group Ltd.	238	2,528
SPAR Group Ltd. (The)	527	6,596
Tiger Brands Ltd.	1,770	53,595

		132,992

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Security	Shares	Value
SOUTH KOREA — 4.65%
BGF retail Co. Ltd.	136	$11,230
BNK Financial Group Inc.	952	9,613
Dongbu Insurance Co. Ltd.	306	21,903
E-MART Inc.	136	30,869
GS Holdings Corp.	170	11,454
Hana Financial Group Inc.	1,889	86,090
Hankook Tire Co. Ltd.	357	19,939
Hanwha Chemical Corp.	510	15,359
Hanwha Life Insurance Co. Ltd.	1,343	9,061
Hyundai Engineering & Construction Co. Ltd.	442	17,892
Hyundai Marine & Fire Insurance Co. Ltd.	442	17,932
Hyundai Steel Co.	612	34,290
Kia Motors Corp.	1,496	48,929
KT&G Corp.	748	76,200
LG Corp.	850	57,272
LG Display Co. Ltd.	1,258	35,580
Samsung Electronics Co. Ltd.	272	585,783
SK Telecom Co. Ltd.	34	8,446

		1,097,842
SPAIN — 0.36%
Endesa SA	1,598	37,700
International Consolidated Airlines Group SA	2,890	22,014
Mapfre SA	6,647	24,694

		84,408
SWEDEN — 0.46%
Boliden AB	2,601	81,544
Husqvarna AB Class B	1,292	13,121
ICA Gruppen AB	221	8,841
L E Lundbergforetagen AB Class B	68	5,343

		108,849
SWITZERLAND — 3.59%
Adecco Group AG Registered	799	61,114
Baloise Holding AG Registered	238	38,333
Barry Callebaut AG Registered	17	24,297
EMS-Chemie Holding AG Registered	68	47,431
Geberit AG Registered	187	90,162
Kuehne + Nagel International AG Registered	342	59,691
Partners Group Holding AG	119	77,454
Schindler Holding AG Participation Certificates	138	29,835

Security	Shares	Value
Schindler Holding AG Registered	155	$32,676
Sika AG Bearer	17	117,433
Straumann Holding AG Registered	51	28,887
Swiss Life Holding AG Registered	187	68,416
Swiss Re AG	1,785	172,515

		848,244
TAIWAN — 1.45%
AU Optronics Corp.	68,000	27,474
Foxconn Technology Co. Ltd.	17,020	51,180
Innolux Corp.	68,000	33,217
Inventec Corp.	17,000	13,596
Lite-On Technology Corp.	4,000	6,471
Novatek Microelectronics Corp.	17,000	64,745
Shin Kong Financial Holding Co. Ltd.	102,408	27,369
Synnex Technology International Corp.	17,000	18,917
Taiwan Business Bank	79,000	22,422
Teco Electric and Machinery Co. Ltd.	17,000	16,017
Transcend Information Inc.	4,000	11,856
United Microelectronics Corp.	68,000	31,303
Wistron Corp.	17,000	17,172

		341,739
THAILAND — 0.43%
Central Pattana PCL NVDR	5,100	10,652
Delta Electronics Thailand PCL NVDR	5,100	13,602
Electricity Generating PCL NVDR	1,700	11,137
KCE Electronics PCL NVDR[a]	1,700	4,419
Robinson PCL NVDR[a]	5,100	8,927
Siam Cement PCL (The) Foreign	1,700	25,850
Thai Oil PCL NVDR	8,500	21,904
Thai Union Group PCL NVDR	10,200	6,222

		102,713
TURKEY — 0.23%
Aselsan Elektronik Sanayi ve TAS	2,346	16,019
Eregli Demir ve Celik Fabrikalari TAS	14,450	32,150
Tupras Turkiye Petrol Rafinerileri AS	170	5,230

		53,399
UNITED ARAB EMIRATES — 0.18%
Aldar Properties PJSC	15,419	9,823
DAMAC Properties Dubai Co. PJSC	21,760	23,697
Dubai Islamic Bank PJSC	5,984	9,906

		43,426
UNITED KINGDOM — 4.99%
3i Group PLC	6,341	78,246
Admiral Group PLC	1,362	37,133

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Security	Shares	Value
Ashtead Group PLC	2,720	$58,415
Babcock International Group PLC	187	2,082
BAE Systems PLC	17,291	137,116
Barratt Developments PLC	5,219	42,349
Berkeley Group Holdings PLC	680	31,341
Bunzl PLC	1,785	53,843
Carnival PLC	1,107	74,722
Coca-Cola HBC AG	986	29,794
Croda International PLC	715	34,886
GKN PLC	8,536	36,180
Hargreaves Lansdown PLC	1,751	31,856
IMI PLC	1,447	22,949
Intertek Group PLC	595	33,738
ITV PLC	20,485	46,721
J Sainsbury PLC	9,064	29,252
Meggitt PLC	4,303	28,535
Mondi PLC	2,059	54,154
Persimmon PLC	1,649	54,436
Sage Group PLC (The)	6,443	57,250
Segro PLC	6,324	43,937
Smiths Group PLC	2,176	44,035
Tate & Lyle PLC	3,196	28,314
Taylor Wimpey PLC	20,162	50,609
Wm Morrison Supermarkets PLC	11,237	35,614

		1,177,507
UNITED STATES — 47.83%
Accenture PLC Class A	3,247	418,279
Aflac Inc.	2,176	173,536
AGCO Corp.	461	33,257
Albemarle Corp.	646	74,807
Align Technology Inc.[c]	391	65,387
Alleghany Corp.[c]	20	12,267
Alliant Energy Corp.	1,515	61,403
AMERCO	17	6,606
Ameren Corp.	1,054	59,129
American Financial Group Inc./OH	595	60,333
American Water Works Co. Inc.	1,158	93,914
Anthem Inc.	1,428	265,908
AO Smith Corp.	731	39,145
Applied Materials Inc.	5,899	261,385
Arch Capital Group Ltd.[c]	801	77,905
Archer-Daniels-Midland Co.	3,266	137,760
Arista Networks Inc.[c]	238	35,531
Arrow Electronics Inc.[c]	512	41,620
Assurant Inc.	374	39,371

Security	Shares	Value
Athene Holding Ltd. Class Ac	833	$42,091
Atmos Energy Corp.	680	58,997
Autoliv Inc.	511	55,387
Avery Dennison Corp.	495	46,000
Avnet Inc.	731	28,056
Axis Capital Holdings Ltd.	716	46,239
Best Buy Co. Inc.	1,581	92,236
Broadridge Financial Solutions Inc.	578	43,847
Bunge Ltd.	765	59,968
CA Inc.	1,598	49,602
Cadence Design Systems Inc.[c]	1,156	42,656
Camden Property Trust	527	47,272
Cardinal Health Inc.	1,768	136,596
CDW Corp./DE	748	47,446
Celanese Corp. Series A	818	78,667
CH Robinson Worldwide Inc.	782	51,299
Church & Dwight Co. Inc.	1,054	56,231
Cigna Corp.	1,396	242,290
Cincinnati Financial Corp.	255	19,421
Cintas Corp.	461	62,166
Citizens Financial Group Inc.	2,771	97,207
Citrix Systems Inc.[c]	748	59,077
Comerica Inc.	935	67,610
Core Laboratories NV	309	31,064
Corning Inc.	5,901	171,955
Darden Restaurants Inc.	663	55,612
Dell Technologies Inc. Class Vc	1,207	77,574
Delphi Automotive PLC	1,479	133,731
Dr Pepper Snapple Group Inc.	952	86,784
East West Bancorp. Inc.	714	40,684
Eastman Chemical Co.	680	56,549
Eaton Vance Corp. NVS	629	30,878
Equifax Inc.	646	93,954
Expeditors International of Washington Inc.	1,054	62,060
F5 Networks Inc.[c]	410	49,507
Flex Ltd.[c]	3,094	49,473
FLIR Systems Inc.	782	29,184
FNF Group	1,328	64,886
Foot Locker Inc.	782	36,903
Fortive Corp.	1,581	102,354
General Dynamics Corp.	1,394	273,684
General Motors Co.	7,871	283,199
Genuine Parts Co.	799	67,859
Goodyear Tire & Rubber Co. (The)	1,447	45,595

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Security	Shares	Value
Hasbro Inc.	646	$68,398
Henry Schein Inc.[c]	444	80,901
Hewlett Packard Enterprise Co.	9,129	159,849
Hormel Foods Corp.	1,615	55,185
Huntington Ingalls Industries Inc.	289	59,566
Ingredion Inc.	408	50,315
International Flavors & Fragrances Inc.	478	63,660
Interpublic Group of Companies Inc. (The)	1,751	37,839
Jack Henry & Associates Inc.	255	27,367
Jacobs Engineering Group Inc.	867	45,708
Jones Lang LaSalle Inc.	291	37,021
L3 Technologies Inc.	425	74,362
Laboratory Corp. of America Holdings[c]	529	84,063
Lear Corp.	391	57,942
Leggett & Platt Inc.	920	44,326
Leidos Holdings Inc.	704	37,622
Leucadia National Corp.	1,785	46,464
Liberty Property Trust	986	41,432
Lincoln National Corp.	1,379	100,750
Loews Corp.	340	16,551
LyondellBasell Industries NV Class A	1,804	162,522
ManpowerGroup Inc.	425	45,539
Marvell Technology Group Ltd.	2,705	42,090
Maxim Integrated Products Inc.	1,292	58,708
McCormick & Co. Inc./MD NVS	646	61,564
MEDNAX Inc.[c]	561	26,356
MercadoLibre Inc.	223	64,318
Mettler-Toledo International Inc.[c]	153	87,681
Michael Kors Holdings Ltd.[c]	988	36,003
National Retail Properties Inc.	731	29,225
Northrop Grumman Corp.	920	242,080
NVIDIA Corp.	3,077	500,043
NVR Inc.[c]	17	44,377
OGE Energy Corp.	1,394	49,989
Omnicom Group Inc.	1,192	93,858
Packaging Corp. of America	442	48,390
Patterson Companies Inc.	442	18,440
Paychex Inc.	1,736	100,428
People’s United Financial Inc.	1,734	30,241
Pinnacle West Capital Corp.	699	60,624
Principal Financial Group Inc.	1,565	104,464
Public Storage	850	174,734
Quest Diagnostics Inc.	767	83,074
Raymond James Financial Inc.	646	53,741
Raytheon Co.	51	8,760

Security	Shares	Value
Regions Financial Corp.	6,494	$94,812
Reinsurance Group of America Inc.	323	45,285
ResMed Inc.	748	57,686
Robert Half International Inc.	731	33,078
Rockwell Automation Inc.	716	118,161
Rockwell Collins Inc.	731	77,873
Rollins Inc.	1,190	51,658
Ross Stores Inc.	2,244	124,138
SCANA Corp.	920	59,220
Scripps Networks Interactive Inc. Class A	425	37,149
Seagate Technology PLC	1,360	44,826
SEI Investments Co.	750	42,382
Skyworks Solutions Inc.	1,037	108,750
Snap-on Inc.	308	47,494
Southwest Airlines Co.	937	52,013
SVB Financial Group[c]	289	51,569
Synopsys Inc.[c]	833	63,783
TE Connectivity Ltd.	1,683	135,296
Teleflex Inc.	238	49,318
Textron Inc.	1,360	66,817
Torchmark Corp.	716	56,543
Total System Services Inc.	1,022	64,856
Tyson Foods Inc. Class A	1,668	105,684
UGI Corp.	1,090	55,012
Ulta Salon Cosmetics & Fragrance Inc.[c]	289	72,600
United Therapeutics Corp.[c]	289	37,108
Universal Health Services Inc. Class B	493	54,639
Unum Group	1,345	67,424
Valero Energy Corp.	2,584	178,218
Varian Medical Systems Inc.[c]	459	44,578
VCA Inc.[c]	357	33,051
Voya Financial Inc.	986	38,691
WABCO Holdings Inc.[c]	340	46,774
Waters Corp.[c]	442	76,660
Westar Energy Inc.	748	37,961
WR Berkley Corp.	765	52,762
Xerox Corp.	1,215	37,264
XL Group Ltd.	1,566	69,530
Zions BanCorp.	1,088	49,308

		11,287,934

TOTAL COMMON STOCKS
(Cost: $20,867,886)		23,065,195

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Security	Shares	Value
PREFERRED STOCKS — 1.09%

BRAZIL — 0.31%
Itausa-Investimentos Itau SA, Preference Shares	24,821	$73,470

		73,470
GERMANY — 0.03%
Fuchs Petrolub SE, Preference Shares	119	7,043

		7,043
SOUTH KOREA — 0.75%
Samsung Electronics Co. Ltd., Preference Shares	102	176,008

		176,008

TOTAL PREFERRED STOCKS
(Cost: $206,060)		256,521

INVESTMENT COMPANIES — 0.79%

INDIA — 0.79%
iShares MSCI India ETF[a,e]	5,409	185,853

		185,853

TOTAL INVESTMENT COMPANIES
(Cost: $155,811)		185,853

SHORT-TERM INVESTMENTS — 1.08%

MONEY MARKET FUNDS — 1.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	247,268	247,343

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[f,g]	7,882	$7,882

		255,225

TOTAL SHORT-TERM INVESTMENTS
(Cost: $255,222)		255,225

TOTAL INVESTMENTS IN SECURITIES — 100.69%
(Cost: $21,484,979)[i]		23,762,794
Other Assets, Less Liabilities — (0.69)%		(161,874)

NET ASSETS — 100.00%		$23,600,920

ADR  —  American Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $21,553,808. Net unrealized appreciation was $2,208,986, of which $2,563,822 represented gross unrealized appreciation on securities and $354,836 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI India ETF	900	4,509	—	5,409	$185,853	$731	$—

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR GLOBAL ETF

July 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$23,065,195	$—	$0	[a]	$23,065,195
Preferred stocks	256,521	—	—		256,521
Investment companies	185,853	—	—		185,853
Money market funds	255,225	—	—		255,225

Total	$23,762,794	$—	$0	[a]	$23,762,794

[a]	Rounds to less than $1.

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.44%

AUSTRALIA — 5.15%
Aristocrat Leisure Ltd.	87,216	$1,409,986
Bendigo & Adelaide Bank Ltd.	75,718	672,198
BlueScope Steel Ltd.	91,080	958,367
Cochlear Ltd.	9,292	1,059,700
Dexus	158,386	1,186,078
Fortescue Metals Group Ltd.	248,400	1,138,301
Goodman Group	293,420	1,864,645
GPT Group (The)	297,804	1,138,832
Harvey Norman Holdings Ltd.	97,336	339,585
LendLease Group	90,620	1,219,038
Mirvac Group	611,130	1,058,734
Qantas Airways Ltd.	74,659	317,093
REA Group Ltd.	8,372	461,315

		12,823,872
BELGIUM — 0.81%
Ageas	31,648	1,420,320
Colruyt SA	10,580	591,010

		2,011,330
CANADA — 5.42%
CAE Inc.	42,320	715,063
Cameco Corp.	63,848	651,984
CCL Industries Inc. Class B	22,632	1,081,696
CI Financial Corp.	9,660	209,800
Constellation Software Inc./Canada	3,233	1,736,392
Industrial Alliance Insurance & Financial Services Inc.	17,060	789,053
Linamar Corp.	8,060	440,398
Magna International Inc. Class A	58,913	2,801,141
Metro Inc.	38,128	1,287,550
Open Text Corp.	14,720	490,843
Teck Resources Ltd. Class B	91,356	1,976,805
Veresen Inc.	50,140	730,118
West Fraser Timber Co. Ltd.	10,948	579,989

		13,490,832
DENMARK — 1.04%
Coloplast A/S Class B	19,291	1,651,509
Tryg A/S	18,768	421,619
William Demant Holding A/Sa	19,558	518,123

		2,591,251
FINLAND — 1.67%
Elisa OYJ	23,368	957,944
Orion OYJ Class B	16,984	855,632

Security	Shares	Value
UPM-Kymmene OYJ	86,422	$2,344,526

		4,158,102
FRANCE — 11.42%
Arkema SA	10,937	1,240,215
Atos SE	15,069	2,282,089
AXA SA	214,191	6,303,182
Casino Guichard Perrachon SA	8,924	542,273
Cie. Generale des Etablissements Michelin Class B	27,900	3,761,442
CNP Assurances	27,784	668,250
Ipsen SA	5,980	763,208
Peugeot SA	78,844	1,690,425
Renault SA	25,795	2,316,202
Rexel SA	48,668	768,026
SCOR SE	28,060	1,178,243
SEB SA	3,718	659,063
STMicroelectronics NV	99,452	1,691,975
Thales SA	17,112	1,888,184
Valeo SA	38,799	2,677,856

		28,430,633
GERMANY — 4.99%
Covestro AGb	17,920	1,386,399
Deutsche Lufthansa AG Registered	38,548	826,019
Fraport AG Frankfurt Airport Services Worldwide	3,496	348,786
Hannover Rueck SE	10,179	1,280,512
HUGO BOSS AG	10,396	781,132
Infineon Technologies AG	174,609	3,784,812
Innogy SEb	23,276	973,794
K+S AG Registered	30,820	799,228
Metro Wholesale & Food Specialist AGa	29,808	599,726
Osram Licht AG	13,350	1,109,803
RTL Group SAa	6,900	535,290

		12,425,501
HONG KONG — 4.71%
ASM Pacific Technology Ltd.	36,800	476,836
Cheung Kong Property Holdings Ltd.	414,000	3,352,753
HK Electric Investments & HK Electric Investments Ltd.[b]	414,000	392,789
Hongkong Land Holdings Ltd.	138,000	1,037,760
Hysan Development Co. Ltd.	94,000	454,946
NWS Holdings Ltd.	276,000	528,666
Sino Land Co. Ltd.	552,000	911,737

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2017

Security	Shares	Value
WH Group Ltd.[b]	1,288,000	$1,208,817
Wharf Holdings Ltd. (The)	215,000	1,829,254
Wheelock & Co. Ltd.	126,000	950,225
Yue Yuen Industrial Holdings Ltd.	138,000	569,835

		11,713,618
ISRAEL — 1.19%
Bank Hapoalim BM	170,253	1,179,848
Bank Leumi Le-Israel BM	230,341	1,107,091
Mizrahi Tefahot Bank Ltd.	22,143	400,265
Taro Pharmaceutical Industries Ltd.[a,c]	2,300	262,959

		2,950,163
ITALY — 0.43%
Recordati SpA	16,744	712,657
UnipolSai Assicurazioni SpA	157,504	363,409

		1,076,066
JAPAN — 26.82%
Aeon Mall Co. Ltd.	18,400	349,866
Air Water Inc.	27,600	535,289
Alfresa Holdings Corp.	27,600	507,563
Amada Holdings Co. Ltd.	55,200	629,958
Bank of Kyoto Ltd. (The)	92,000	880,909
Brother Industries Ltd.	36,800	939,192
Chiba Bank Ltd. (The)	100,000	716,775
Chugoku Bank Ltd. (The)	27,600	399,656
Concordia Financial Group Ltd.	193,200	973,562
Daicel Corp.	46,000	599,068
Daito Trust Construction Co. Ltd.	10,400	1,754,432
Daiwa House Industry Co. Ltd.	92,000	3,204,742
Disco Corp.	9,200	1,629,431
Fuji Electric Co. Ltd.	92,000	506,231
Fukuoka Financial Group Inc.	104,000	479,081
Hachijuni Bank Ltd. (The)	64,400	408,565
Hiroshima Bank Ltd. (The)	92,000	392,995
Hitachi Chemical Co. Ltd.	18,400	523,716
Hitachi High-Technologies Corp.	9,200	338,875
Hitachi Metals Ltd.	36,800	512,226
Idemitsu Kosan Co. Ltd.	12,200	295,574
Iida Group Holdings Co. Ltd.	27,600	470,845
INPEX Corp.	156,400	1,518,776
ITOCHU Corp.	248,400	3,890,277
Japan Airlines Co. Ltd.	18,400	594,155
JSR Corp.	27,600	486,581
JXTG Holdings Inc.	506,000	2,244,818
Kamigumi Co. Ltd.	36,000	385,103

Security	Shares	Value
Kaneka Corp.	36,000	$288,665
Kansai Electric Power Co. Inc. (The)	119,600	1,603,037
Koito Manufacturing Co. Ltd.	18,400	1,075,741
Konami Holdings Corp.	16,800	874,248
Konica Minolta Inc.	73,600	608,810
Kuraray Co. Ltd.	55,200	1,074,076
Kyushu Financial Group Inc.	55,200	346,202
Lion Corp.	36,800	785,990
Marubeni Corp.	276,000	1,826,678
Maruichi Steel Tube Ltd.	9,200	283,506
Mebuki Financial Group Inc.	165,600	636,952
Medipal Holdings Corp.	27,600	504,816
Miraca Holdings Inc.	9,200	419,639
Mitsubishi Chemical Holdings Corp.	239,200	2,011,103
Mitsubishi Gas Chemical Co. Inc.	27,600	638,700
Mixi Inc.	9,200	505,399
NH Foods Ltd.	17,000	502,330
Nippon Electric Glass Co. Ltd.	18,400	651,106
Nippon Telegraph & Telephone Corp.	82,800	4,039,024
Nisshin Seifun Group Inc.	36,800	603,481
NOK Corp.	18,400	421,304
Obayashi Corp.	110,400	1,326,858
Oji Holdings Corp.	127,000	650,545
Oracle Corp. Japan	5,000	335,309
Osaka Gas Co. Ltd.	298,000	1,190,706
Otsuka Corp.	9,200	601,982
Sekisui Chemical Co. Ltd.	64,400	1,184,314
Sompo Holdings Inc.	55,200	2,164,138
Stanley Electric Co. Ltd.	18,400	607,810
Start Today Co. Ltd.	28,000	789,357
Subaru Corp.	92,600	3,347,160
Sumitomo Heavy Industries Ltd.	92,000	671,089
Sumitomo Rubber Industries Ltd.	27,600	478,588
Sundrug Co. Ltd.	9,200	342,206
Suzuken Co. Ltd./Aichi Japan	9,200	306,819
Taiheiyo Cement Corp.	184,000	691,072
Taisei Corp.	184,000	1,758,487
Toppan Printing Co. Ltd.	92,000	970,831
Tosoh Corp.	92,000	1,094,891
Toyo Suisan Kaisha Ltd.	18,400	667,759
Toyoda Gosei Co. Ltd.	9,200	217,313
Yamada Denki Co. Ltd.	110,400	588,494
Yamaguchi Financial Group Inc.	25,000	293,905
Yokogawa Electric Corp.	36,800	619,134

		66,767,835

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2017

Security	Shares	Value
NETHERLANDS — 3.82%
Aegon NV	283,919	$1,586,336
Koninklijke Ahold Delhaize NV	208,918	4,260,008
Koninklijke Vopak NV	11,500	545,933
NN Group NV	48,742	1,970,538
Randstad Holding NV	19,228	1,155,708

		9,518,523
SINGAPORE — 0.98%
City Developments Ltd.	64,400	534,294
SATS Ltd.	111,200	395,739
UOL Group Ltd.	82,800	481,353
Wilmar International Ltd.	266,800	656,581
Yangzijiang Shipbuilding Holdings Ltd.	368,000	383,672

		2,451,639
SPAIN — 2.68%
Distribuidora Internacional de Alimentacion SA	103,684	697,155
Endesa SA	51,336	1,211,109
International Consolidated Airlines Group SA	103,776	790,516
Mapfre SA	174,708	649,045
Repsol SA	198,681	3,316,909

		6,664,734
SWEDEN — 0.97%
Boliden AB	44,252	1,387,345
ICA Gruppen AB	13,800	552,065
L E Lundbergforetagen AB Class B	6,072	477,035

		2,416,445
SWITZERLAND — 10.19%
Adecco Group AG Registered	26,128	1,998,493
Baloise Holding AG Registered	8,004	1,289,135
EMS-Chemie Holding AG Registered	1,308	912,353
Geberit AG Registered	5,942	2,864,920
Kuehne + Nagel International AG Registered	8,740	1,525,435
Pargesa Holding SA Bearer	5,704	456,391
Partners Group Holding AG	2,771	1,803,584
Schindler Holding AG Participation Certificates	6,624	1,432,105
Schindler Holding AG Registered	3,128	659,414
SGS SA Registered	920	2,038,617
Sika AG Bearer	368	2,542,074

Security	Shares	Value
Straumann Holding AG Registered	1,564	$885,864
Swiss Life Holding AG Registered	5,152	1,884,911
Swiss Re AG	52,532	5,077,068

		25,370,364
UNITED KINGDOM — 17.15%
3i Group PLC	157,161	1,939,328
Admiral Group PLC	32,660	890,425
Anglo American PLC[a]	215,702	3,561,743
Ashtead Group PLC	80,739	1,733,944
Babcock International Group PLC	40,756	453,756
BAE Systems PLC	513,258	4,070,071
Barratt Developments PLC	162,545	1,318,962
Berkeley Group Holdings PLC	21,365	984,702
Bunzl PLC	54,130	1,632,769
Coca-Cola HBC AG	30,015	906,951
Croda International PLC	21,257	1,037,174
Direct Line Insurance Group PLC	222,695	1,099,788
Dixons Carphone PLC	162,978	577,979
GKN PLC	281,243	1,192,047
Hargreaves Lansdown PLC	42,159	767,008
IMI PLC	43,723	693,436
Intertek Group PLC	25,944	1,471,083
Investec PLC	57,439	436,174
ITV PLC	588,616	1,342,483
J Sainsbury PLC	266,524	860,158
Johnson Matthey PLC	31,280	1,158,787
Meggitt PLC	125,501	832,235
Mondi PLC	59,465	1,563,994
Old Mutual PLC	798,832	2,069,420
Persimmon PLC	49,990	1,650,244
Sage Group PLC (The)	173,294	1,539,835
Smiths Group PLC	63,848	1,292,071
Tate & Lyle PLC	78,615	696,475
Taylor Wimpey PLC	531,487	1,334,106
Wm Morrison Supermarkets PLC	360,916	1,143,856
Wolseley PLC	40,725	2,430,537

		42,681,541

TOTAL COMMON STOCKS
(Cost: $216,558,173)		247,542,449

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL ETF

July 31, 2017

Security	Shares	Value
PREFERRED STOCKS — 0.27%

GERMANY — 0.27%
Fuchs Petrolub SE, Preference Shares	11,316	$669,747

		669,747

TOTAL PREFERRED STOCKS
(Cost: $486,144)		669,747

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	272,171	272,253
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	940	940

		273,193

TOTAL SHORT-TERM INVESTMENTS
(Cost: $273,170)		273,193

Value
TOTAL INVESTMENTS IN SECURITIES — 99.82%
(Cost: $217,317,487)[g]	$248,485,389
Other Assets, Less Liabilities — 0.18%	451,432

NET ASSETS — 100.00%	$248,936,821

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $220,059,994. Net unrealized appreciation was $28,425,395, of which $33,597,284 represented gross unrealized appreciation on securities and $5,171,889 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$247,542,449	$—	$—	$247,542,449
Preferred stocks	669,747	—	—	669,747
Money market funds	273,193	—	—	273,193

Total	$248,485,389	$—	$—	$248,485,389

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.93%

AUSTRALIA — 6.79%
Australian Pharmaceutical Industries Ltd.	12,510	$17,528
Beach Energy Ltd.	48,624	26,397
Bellamy’s Australia Ltd.[a]	2,544	14,319
Cabcharge Australia Ltd.	4,836	8,417
Cedar Woods Properties Ltd.	2,467	9,670
Centuria Industrial REIT	5,856	11,548
Charter Hall Group	15,373	63,697
Corporate Travel Management Ltd.	2,154	38,400
Costa Group Holdings Ltd.	8,172	31,185
Credit Corp. Group Ltd.	1,452	19,660
Energy World Corp. Ltd.[b]	25,860	8,465
Folkestone Education Trust	7,164	14,527
Galaxy Resources Ltd.[a,b]	12,370	18,171
Gateway Lifestyle	10,704	16,536
GDI Property Group	17,364	14,070
Genworth Mortgage Insurance Australia Ltd.	8,305	19,957
Hansen Technologies Ltd.	5,142	15,640
IDP Education Ltd.	4,608	19,240
Inghams Group Ltd.	6,402	17,378
IPH Ltd.	3,432	12,384
McMillan Shakespeare Ltd.	2,322	26,602
Mineral Resources Ltd.	4,896	47,960
Monadelphous Group Ltd.	2,874	34,945
Myer Holdings Ltd.	27,570	16,728
Nanosonics Ltd.[b]	7,830	14,753
Northern Star Resources Ltd.	19,426	68,238
OFX Group Ltd.[a]	8,646	11,320
OZ Minerals Ltd.	9,636	64,159
Primary Health Care Ltd.	14,130	38,242
Programmed Maintenance Services Ltd.	8,994	21,397
Quintis Ltd.[a,c]	9,815	1,156
Regis Resources Ltd.	15,721	48,070
Resolute Mining Ltd.	24,366	20,814
Sandfire Resources NL	5,196	24,018
Saracen Mineral Holdings Ltd.[b]	24,576	26,389
SG Fleet Group Ltd.	3,990	11,690
Shopping Centres Australasia Property Group	24,162	41,859
Sigma Healthcare Ltd.	35,952	27,554
Sirtex Medical Ltd.	1,902	24,432

Security	Shares	Value
SmartGroup Corp. Ltd.	2,874	$17,185
Southern Cross Media Group Ltd.	24,108	25,502
St. Barbara Ltd.[b]	17,646	38,178
Tassal Group Ltd.	5,389	16,306
Technology One Ltd.	8,268	35,446
Virtus Health Ltd.	2,718	12,173
Vita Group Ltd.	4,032	4,217
Webjet Ltd.	2,970	27,315
Westgold Resources Ltd.[b]	5,941	7,470
Whitehaven Coal Ltd.[b]	17,472	41,428

		1,192,735
AUSTRIA — 0.18%
Kapsch TrafficCom AG	186	10,459
S IMMO AG	1,476	21,979

		32,438
BELGIUM — 2.11%
Aedifica SA	517	47,154
AGFA-Gevaert NVb	5,988	27,823
Barco NV	342	34,116
Elia System Operator SA/NV	990	57,824
EVS Broadcast Equipment SA	492	19,911
Gimv NV	606	38,210
Intervest Offices & Warehouses NV	486	13,061
Ion Beam Applications	714	25,204
Melexis NV	714	61,182
Orange Belgium SA	1,044	25,664
Sioen Industries NV	258	8,919
Van de Velde NV	222	11,910

		370,978
CANADA — 5.59%
Altus Group Ltd./Canada	1,206	24,650
Bird Construction Inc.	1,668	11,297
Canfor Pulp Products Inc.	1,188	11,219
Canopy Growth Corp.[a,b]	4,866	35,137
Celestica Inc.[b]	3,942	46,716
China Gold International Resources Corp. Ltd.[b]	8,430	12,808
CRH Medical Corp.[b]	2,436	7,967
Enerflex Ltd.	2,880	39,704
Equitable Group Inc.[a]	390	17,084
Evertz Technologies Ltd.	1,068	15,159
Exco Technologies Ltd.	1,062	9,409
FirstService Corp.	1,110	71,319
Gluskin Sheff + Associates Inc.	1,032	14,004
Granite REIT	642	25,766

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
High Liner Foods Inc.	648	$8,783
Home Capital Group Inc.	2,070	22,843
Intertape Polymer Group Inc.	1,980	38,047
Kinaxis Inc.[b]	570	36,551
Kirkland Lake Gold Ltd.	5,788	59,799
Knight Therapeutics Inc.[b]	4,195	31,834
Labrador Iron Ore Royalty Corp.	1,776	24,455
Lucara Diamond Corp.	9,648	20,676
Magellan Aerospace Corp.	504	8,024
Martinrea International Inc.	2,688	21,645
Medical Facilities Corp.	1,092	11,387
MTY Food Group Inc.	576	21,676
New Flyer Industries Inc.	1,698	69,017
OceanaGold Corp.	20,088	54,776
Pure Industrial Real Estate Trust	3,144	16,015
Rogers Sugar Inc.	2,946	15,100
Sandvine Corp.	5,316	18,619
Silvercorp Metals Inc.	5,538	16,252
Sleep Country Canada Holdings Inc.[d]	1,020	30,937
Spin Master Corp.[b,d]	744	22,739
TransAlta Renewables Inc.	3,186	37,247
Valener Inc.	1,470	25,343
Western Forest Products Inc.	13,662	27,094

		981,098
DENMARK — 1.40%
Alm Brand A/S	2,418	24,151
Dfds A/S	1,068	60,667
IC Group A/S	318	7,235
NNIT A/Sd	457	14,563
Per Aarsleff Holding A/S	696	17,268
Schouw & Co. AB	353	38,615
SimCorp A/S	1,332	82,969

		245,468
FINLAND — 0.78%
Atria OYJ	498	6,635
F-Secure OYJ	3,042	13,772
Lehto Group OYJ	684	10,613
Outokumpu OYJ	9,960	83,491
Ponsse OYJ	414	11,954
Tokmanni Group Corp.	1,296	11,460

		137,925
FRANCE — 3.83%
ABC Arbitrage	1,452	10,477
Albioma SA	1,008	23,590
Altamir Amboise SCA	834	16,529

Security	Shares	Value
Alten SA	906	$77,923
Assystem	324	12,369
Axway Software SA	252	7,208
Boiron SA	216	20,162
Bonduelle SCA	510	19,500
Chargeurs SA	534	15,418
Cie. des Alpes	354	11,515
Devoteam SA	174	15,743
Direct Energie	291	16,597
Euronext NVd	1,830	106,584
Gaztransport Et Technigaz SA	702	33,305
Groupe Crit	96	9,168
Guerbet	186	16,664
IPSOS	1,116	38,381
Le Noble Age	162	9,548
Mersen SA	474	17,453
MGI Coutier	306	12,245
Neopost SA	1,134	51,768
Nexity SA	1,254	67,026
Oeneo SA	918	10,185
Synergie SA	252	11,890
Trigano SA	312	40,905

		672,153
GERMANY — 4.51%
ADVA Optical Networking SEb	1,506	11,429
Amadeus Fire AG	186	17,140
Bechtle AG	1,044	74,899
bet-at-home.com AG	96	12,360
Borussia Dortmund GmbH & Co. KGaA	2,010	14,160
CANCOM SEa	540	35,398
Cewe Stiftung & Co. KGAA	180	15,874
Deutsche Beteiligungs AG	450	21,121
DEUTZ AG	3,060	22,649
GFT Technologies SEa	564	10,450
Grammer AG	288	16,298
Hypoport AGb	114	15,658
Isra Vision AG	114	20,819
Jenoptik AG	1,710	46,975
Koenig & Bauer AG	456	35,601
Nemetschek SE	534	41,351
PATRIZIA Immobilien AGb	1,571	28,311
PATRIZIA Immobilien AG New[b]	1	16
Pfeiffer Vacuum Technology AG	222	37,494
S&T AG	1,200	20,890
Siltronic AGb	702	76,145

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
STRATEC Biomedical AG	162	$9,877
Uniper SE	6,511	133,494
VERBIO Vereinigte BioEnergie AG	756	8,562
Wacker Neuson SE	582	15,573
Wuestenrot & Wuerttembergische AG	744	19,136
XING AGa	102	29,824

		791,504
HONG KONG — 1.56%
Emperor Entertainment Hotel Ltd.	30,000	7,874
Lai Sun Development Co. Ltd.	360,000	13,367
Liu Chong Hing Investment Ltd.	12,000	19,851
Man Wah Holdings Ltd.	50,400	43,559
NewOcean Energy Holdings Ltd.[b]	24,000	7,099
Prosperity REIT	42,000	18,445
Shun Tak Holdings Ltd.[b]	60,000	25,889
SITC International Holdings Co. Ltd.	36,000	29,961
SUNeVision Holdings Ltd.	24,000	15,949
Sunlight REIT	36,000	23,692
VST Holdings Ltd.	24,000	6,392
Xinyi Glass Holdings Ltd.	60,000	62,073

		274,151
IRELAND — 0.09%
Irish Residential Properties REIT PLC	9,816	15,508

		15,508
ISRAEL — 1.47%
Delek Automotive Systems Ltd.	1,176	9,735
El Al Israel Airlines	9,024	8,578
Ituran Location and Control Ltd.	660	20,130
Matrix IT Ltd.	1,248	12,792
Orbotech Ltd.[b]	1,513	53,651
Phoenix Holdings Ltd. (The)[b]	2,076	8,882
REIT 1 Ltd.	5,451	20,473
Sapiens International Corp. NVb	936	11,182
SodaStream International Ltd.[b]	618	34,806
Tower Semiconductor Ltd.[b]	2,950	78,558

		258,787
ITALY — 1.60%
Ascopiave SpA	2,448	9,998
Astaldi SpA	1,476	9,797
Biesse SpA	492	18,684
Datalogic SpA	762	23,358
DiaSorin SpA	756	65,601
El.En. SpA	306	8,944
Esprinet SpA	1,170	9,001

Security	Shares	Value
Iren SpA	17,425	$44,170
La Doria SpA	637	7,705
Reply SpA	162	34,131
Saras SpA	14,892	34,115
Technogym SpA[d]	2,190	16,112

		281,616
JAPAN — 32.67%
Aichi Steel Corp.	600	25,087
Akita Bank Ltd. (The)	6,000	17,322
Amano Corp.	2,400	54,583
Arcland Sakamoto Co. Ltd.	1,200	16,410
AS ONE Corp.	600	29,920
Asahi Holdings Inc.	1,200	22,513
Bank of Iwate Ltd. (The)	600	23,322
Bank of Nagoya Ltd. (The)[a]	600	22,046
Bank of Saga Ltd. (The)	6,000	14,173
Bank of the Ryukyus Ltd.	1,800	25,674
Belc Co. Ltd.	600	27,205
Belluna Co. Ltd.	1,800	20,672
Benefit One Inc.	600	24,327
BML Inc.	1,200	24,642
Bunka Shutter Co. Ltd.	2,400	20,634
Cawachi Ltd.	600	14,786
Chori Co. Ltd.	600	11,105
Ci:z Holdings Co. Ltd.	1,200	43,115
CKD Corp.	2,400	40,205
Cocokara fine Inc.	600	31,332
CONEXIO Corp.	600	9,861
Corona Corp.	1,200	12,554
Create SD Holdings Co. Ltd.	1,200	30,311
D.A. Consortium Holdings Inc.	600	7,809
Daihen Corp.	6,000	53,487
Daikyonishikawa Corp.	1,200	17,930
Daishi Bank Ltd. (The)	6,000	27,476
Daiwa Industries Ltd.	1,200	13,673
Daiwabo Holdings Co. Ltd.	6,000	23,567
DCM Holdings Co. Ltd.	3,600	31,310
Denyo Co. Ltd.	600	10,534
Doshisha Co. Ltd.	1,200	24,131
DTS Corp.	1,200	36,599
Eighteenth Bank Ltd. (The)	6,000	15,965
Eiken Chemical Co. Ltd.	600	19,847
Eizo Corp.	600	24,028
Elecom Co. Ltd.	600	12,929
en-japan Inc.	1,200	34,373

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
EPS Holdings Inc.	1,200	$19,657
eRex Co. Ltd.	1,200	10,545
Exedy Corp.	600	18,761
FCC Co. Ltd.	1,200	26,260
Foster Electric Co. Ltd.	1,200	23,534
Fuji Oil Holdings Inc.	2,400	56,647
Fujibo Holdings Inc.	600	18,164
Fujicco Co. Ltd.	1,200	29,029
Fujimi Inc.	600	13,537
Fujimori Kogyo Co. Ltd.	600	17,865
Fukushima Industries Corp.	600	24,870
Funai Soken Holdings Inc.	1,200	31,212
Fuso Chemical Co. Ltd.	600	19,956
G-Tekt Corp.	600	11,615
Gecoss Corp.	1,200	13,586
Geo Holdings Corp.	1,200	13,097
Godo Steel Ltd.	600	11,420
Haseko Corp.	9,000	112,566
Hazama Ando Corp.	6,000	41,323
Heiwado Co. Ltd.	1,200	27,248
Hibiya Engineering Ltd.	600	10,953
Hisaka Works Ltd.	1,200	10,741
Hogy Medical Co. Ltd.	600	43,712
Hokuetsu Bank Ltd. (The)	600	14,221
Idec Corp./Japan	1,200	19,983
Inaba Denki Sangyo Co. Ltd.	600	23,594
Inabata & Co. Ltd.	1,800	25,315
Ines Corp.	1,800	17,089
Istyle Inc.	1,200	7,961
ITOCHU Enex Co. Ltd.	2,400	21,568
Japan Lifeline Co. Ltd.	600	27,585
Japan Material Co. Ltd.	600	11,729
Justsystems Corp.	1,800	27,726
K&O Energy Group Inc.	600	9,155
Kaga Electronics Co. Ltd.	600	13,211
Kamei Corp.	1,200	17,127
Kanematsu Corp.	12,000	26,173
Kanematsu Electronics Ltd.	600	17,729
Kasai Kogyo Co. Ltd.	1,200	15,617
Kato Sangyo Co. Ltd.	1,200	32,255
Keiyo Bank Ltd. (The)	6,000	25,359
KH Neochem Co. Ltd.	600	12,245
Kitz Corp.	3,600	32,157
Koa Corp.	1,200	21,167
Kohnan Shoji Co. Ltd.	1,200	21,862

Security	Shares	Value
Konishi Co. Ltd.	1,200	$18,310
Konoike Transport Co. Ltd.	1,200	16,323
Kotobuki Spirits Co. Ltd.	600	22,101
Kurabo Industries Ltd.	6,000	15,530
Kureha Corp.	600	30,191
KYB Corp.	6,000	33,884
Kyokuto Kaihatsu Kogyo Co. Ltd.	1,200	20,070
KYORIN Holdings Inc.	1,800	38,429
Kyudenko Corp.	1,200	45,179
Lasertec Corp.	1,200	17,898
Leopalace21 Corp.	9,600	68,376
Maeda Road Construction Co. Ltd.	2,000	41,178
Makino Milling Machine Co. Ltd.	6,000	50,717
Marudai Food Co. Ltd.	6,000	28,399
MCJ Co. Ltd.	1,800	21,243
Melco Holdings Inc.	600	20,064
Menicon Co. Ltd.	100	3,267
Mimasu Semiconductor Industry Co. Ltd.	600	9,638
Mirait Holdings Corp.	2,400	28,106
Miroku Jyoho Service Co. Ltd.	600	12,630
Mitsubishi Steel Manufacturing Co. Ltd.	6,000	15,422
Mitsui Fudosan Logistics Park Inc.[a]	12	34,698
Mitsui High-Tec Inc.	1,200	18,723
Miyazaki Bank Ltd. (The)	6,000	20,037
Modec Inc.	600	14,276
Morita Holdings Corp.	1,200	18,799
Nagaileben Co. Ltd.	1,200	29,855
Neturen Co. Ltd.	1,200	11,034
Nichias Corp.	6,000	72,709
Nichiha Corp.	1,200	44,527
Nikkiso Co. Ltd.	2,400	24,783
Nippon Ceramic Co. Ltd.	600	15,731
Nippon Chemi-Con Corp.	6,000	24,273
Nippon Denko Co. Ltd.	3,600	16,877
Nippon Flour Mills Co. Ltd.	1,800	28,964
Nippon Light Metal Holdings Co. Ltd.	21,600	58,059
Nippon Signal Co. Ltd.	1,800	18,245
Nippon Soda Co. Ltd.	6,000	33,775
Nippon Steel & Sumikin Bussan Corp.	600	30,897
Nishimatsu Construction Co. Ltd.	6,000	34,481
Nishimatsuya Chain Co. Ltd.	1,800	19,679
Nisshin OilliO Group Ltd. (The)	6,000	35,459
Nissin Electric Co. Ltd.	1,800	21,862
Nitta Corp.	600	19,250

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Nitto Boseki Co. Ltd.	6,000	$34,916
Nitto Kohki Co. Ltd.	600	14,232
Nojima Corp.	1,200	19,396
Noritake Co. Ltd./Nagoya Japan	600	22,969
Oita Bank Ltd. (The)	6,000	22,589
Okinawa Electric Power Co. Inc. (The)	1,950	45,902
Open House Co. Ltd.	1,200	39,640
Osaka Soda Co. Ltd.	6,000	30,137
Pacific Industrial Co. Ltd.	1,800	23,409
Pack Corp. (The)	600	19,385
PALTAC Corp.	1,200	43,441
Paramount Bed Holdings Co. Ltd.	600	27,313
PC Depot Corp.	1,200	6,896
Piolax Inc.	1,200	33,124
Press Kogyo Co. Ltd.	5,400	25,413
Pressance Corp.	1,200	16,540
Prestige International Inc.	2,400	26,238
Prima Meat Packers Ltd.	6,000	38,228
Proto Corp.	1,200	18,723
Raito Kogyo Co. Ltd.	1,800	19,418
Relo Group Inc.	3,600	72,101
Ryobi Ltd.	6,000	28,345
Ryosan Co. Ltd.	1,200	46,862
Ryoyo Electro Corp.	1,200	19,331
S Foods Inc.[a]	600	22,318
Sakai Chemical Industry Co. Ltd.	6,000	24,327
Sakai Moving Service Co. Ltd.	600	28,888
Sakata INX Corp.	1,800	32,548
San-Ai Oil Co. Ltd.	2,400	24,349
Sanyo Chemical Industries Ltd.	600	28,454
Sanyo Special Steel Co. Ltd.	6,000	36,382
Seiren Co. Ltd.	1,800	30,398
Sekisui Jushi Corp.	1,200	21,786
Septeni Holdings Co. Ltd.[a]	3,600	10,980
Shibuya Corp.	600	18,245
Shikoku Bank Ltd. (The)	6,000	16,073
Shima Seiki Manufacturing Ltd.	600	29,160
Shin-Etsu Polymer Co. Ltd.	2,400	23,219
Shinko Plantech Co. Ltd.	1,800	15,362
Shizuoka Gas Co. Ltd.	2,400	18,115
Showa Sangyo Co. Ltd.	6,000	32,526
SIIX Corp.	600	25,549
Sintokogio Ltd.	1,800	18,946
Sodick Co. Ltd.	1,800	21,910
Stella Chemifa Corp.	600	16,833

Security	Shares	Value
Sumitomo Bakelite Co. Ltd.	6,000	$43,604
Sumitomo Densetsu Co. Ltd.	600	9,541
Sumitomo Mitsui Construction Co. Ltd.	27,600	29,974
Sumitomo Seika Chemicals Co. Ltd.	600	30,246
Sun Frontier Fudousan Co. Ltd.	1,200	12,782
Systena Corp.	600	13,738
T-Gaia Corp.	1,200	23,979
Tachi-S Co. Ltd.	1,200	21,883
Taiho Kogyo Co. Ltd.	600	8,449
Takasago International Corp.	600	23,540
Takeuchi Manufacturing Co. Ltd.	1,200	23,317
Takuma Co. Ltd.	2,400	24,544
Tatsuta Electric Wire and Cable Co. Ltd.	4,200	26,912
TechnoPro Holdings Inc.	1,200	51,423
Teikoku Sen-I Co. Ltd.	600	10,904
TKC Corp.	600	17,431
Tocalo Co. Ltd.	600	22,888
Tochigi Bank Ltd. (The)	4,200	17,067
Toho Bank Ltd. (The)	6,000	20,906
Toho Holdings Co. Ltd.	1,800	35,578
Toho Zinc Co. Ltd.	6,000	25,847
Tokai Carbon Co. Ltd.	6,600	42,708
Tokai Corp./Gifu	600	26,472
Tokyo Seimitsu Co. Ltd.	1,200	41,649
Tokyo TY Financial Group Inc.	600	15,954
Tokyu Construction Co. Ltd.	3,000	23,947
TOMONY Holdings Inc.	5,400	26,390
Topre Corp.	1,200	31,625
Topy Industries Ltd.	600	18,408
Totetsu Kogyo Co. Ltd.	600	18,707
Towa Bank Ltd. (The)	18,000	20,037
Towa Pharmaceutical Co. Ltd.	600	28,942
Toyo Construction Co. Ltd.	3,000	12,815
Toyo Corp./Chuo-ku	1,200	11,555
Toyo Kanetsu KK	6,000	19,603
Toyo Kohan Co. Ltd.	3,000	13,168
TPR Co. Ltd.	600	18,951
Tsukuba Bank Ltd.	4,800	14,379
Tsukui Corp.	2,400	14,553
Tsurumi Manufacturing Co. Ltd.	600	10,029
UKC Holdings Corp.	600	8,998
ULVAC Inc.	1,200	64,293
Unipres Corp.	1,200	27,922
Unitika Ltd.[b]	18,000	12,706

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Vector Inc.	1,200	$17,431
Vital KSK Holdings Inc.	1,800	14,401
Wakita & Co. Ltd.	1,800	20,281
Warabeya Nichiyo Holdings Co. Ltd.	600	16,171
Yahagi Construction Co. Ltd.	1,200	9,926
Yakuodo Co. Ltd.	600	16,372
YAMABIKO Corp.	1,800	21,764
Yamanashi Chuo Bank Ltd. (The)	6,000	24,490
Yamato Kogyo Co. Ltd.	1,200	33,612
Yamazen Corp.	1,800	18,457
Yellow Hat Ltd.	600	15,476
Yodogawa Steel Works Ltd.	600	16,480
Yondoshi Holdings Inc.	600	15,058
Yonex Co. Ltd.[a]	1,800	17,219
Yorozu Corp.	600	10,116
Yuasa Trading Co. Ltd.	600	19,195
Zeon Corp.	6,000	75,098

		5,737,358
NETHERLANDS — 1.53%
Accell Group	798	24,236
AMG Advanced Metallurgical Group NV	858	29,518
ASR Nederland NV	3,240	122,048
BE Semiconductor Industries NV	1,140	73,775
Kendrion NV	450	19,100

		268,677
NEW ZEALAND — 0.24%
Metlifecare Ltd.	4,176	17,502
Summerset Group Holdings Ltd.	6,588	23,956

		41,458
NORWAY — 2.73%
Atea ASA	2,958	36,126
Austevoll Seafood ASA	3,024	26,790
Bakkafrost P/F	1,320	51,605
Borregaard ASA	3,564	44,429
Grieg Seafood ASA	1,800	14,739
Kongsberg Automotive ASA[b]	14,220	14,955
Leroy Seafood Group ASA	9,540	55,093
Ocean Yield ASA[a]	1,680	14,246
Salmar ASA	1,776	45,966
Sparebank 1 Nord Norge	3,144	23,377
Stolt-Nielsen Ltd.	852	12,939
Subsea 7 SA	8,539	125,793
Wallenius Wilhelmsen Logistics[b]	2,196	13,702

		479,760

Security	Shares	Value
PORTUGAL — 0.09%
Corticeira Amorim SGPS SA	1,146	$15,943

		15,943
SINGAPORE — 0.61%
Accordia Golf Trust	27,000	14,025
China Aviation Oil Singapore Corp. Ltd.	9,000	10,875
Manulife US Real Estate Investment Trust	19,200	17,664
QAF Ltd.	9,600	9,231
RHT Health Trust[a]	20,400	13,378
Riverstone Holdings Ltd./Singapore	13,200	10,261
Yanlord Land Group Ltd.	23,400	31,207

		106,641
SPAIN — 0.75%
Cia. de Distribucion Integral Logista Holdings SA	1,399	36,040
Faes Farma SA	8,886	28,077
Miquel y Costas & Miquel SA	595	21,922
Papeles y Cartones de Europa SA	1,374	12,020
Tecnicas Reunidas SA	978	34,552

		132,611
SWEDEN — 3.03%
Alimak Group ABd	1,074	18,588
Attendo ABd	3,276	41,107
Bergman & Beving AB Class B	888	10,978
BioGaia AB Class B	552	20,540
Bufab AB	1,104	12,351
Byggmax Group AB	2,016	16,262
Catena Media PLC[b]	1,152	13,031
Cherry ABb	2,100	14,214
Duni AB	1,275	18,442
Evolution Gaming Group ABd	684	42,186
Granges AB	2,215	24,439
Investment AB Oresund	1,032	18,340
JM AB	2,202	77,147
KappAhl AB	2,028	11,533
LeoVegas ABd	2,490	19,547
New Wave Group AB Class B	1,848	12,851
Nolato AB Class B	696	30,502
Oriflame Holding AG	1,362	52,196
Probi AB	264	12,075
RaySearch Laboratories ABb	768	18,799
Tethys Oil AB	1,386	9,981
Vitrolife AB	463	37,433

		532,542

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
SWITZERLAND — 5.65%
ALSO Holding AG	156	$20,453
APG SGA SA	48	21,728
Autoneum Holding AG	84	20,233
Bachem Holding AG Class B Registered	150	16,666
Bell Food Group AG	48	22,138
BKW AG	414	23,642
Bobst Group SA Registered	252	28,129
Bossard Holding AG	198	42,890
Burkhalter Holding AG	126	17,891
Comet Holding AG Registered	246	35,185
Feintool International Holding AG	84	10,282
Forbo Holding AG Registered	36	54,736
Gurit Holding AG Bearer	18	21,678
Huber & Suhner AG Registered	444	31,729
Inficon Holding AG Registered	60	32,990
Intershop Holdings AG	36	17,844
Kardex AG Bearer	222	24,527
Komax Holding AG Registered	114	33,378
Logitech International SA Registered	5,064	184,484
Mobilezone Holding AG	694	10,070
Orior AG	216	16,141
Rieter Holding AG Registered	108	25,073
Schweiter Technologies AG Bearer	30	39,581
Siegfried Holding AG Registered	108	31,482
Tecan Group AG Registered	348	65,066
u-blox Holding AG	216	43,005
VAT Group AGd	582	76,727
Walter Meier AG	192	8,945
Ypsomed Holding AGa	96	15,024

		991,717
UNITED KINGDOM — 21.72%
888 Holdings PLC	6,536	22,188
Abcam PLC	6,265	84,825
Advanced Medical Solutions Group PLC[a]	7,074	27,768
Amec Foster Wheeler PLC	12,696	74,282
Beazley PLC	17,370	117,361
Bellway PLC	4,001	168,264
BGEO Group PLC	1,272	57,804
boohoo.com PLC[b]	22,338	69,353
Bovis Homes Group PLC	4,500	59,978
Brewin Dolphin Holdings PLC	9,378	44,385
Burford Capital Ltd.	6,228	89,250

Security	Shares	Value
Cape PLC	4,488	$15,443
Centamin PLC	36,510	79,901
Chemring Group PLC	9,096	21,465
Chesnara PLC	4,872	24,568
Cineworld Group PLC	6,354	57,758
Clinigen Healthcare Ltd.[b]	3,240	42,800
CMC Markets PLC[d]	4,458	9,345
Conviviality PLC	5,694	28,882
Costain Group PLC	3,348	20,745
Crest Nicholson Holdings PLC	8,478	60,132
CVS Group PLC[a]	1,945	33,078
Dart Group PLC	3,174	20,347
Debenhams PLC	37,584	21,306
Dechra Pharmaceuticals PLC	3,036	71,045
Dialight PLC[b]	870	10,380
Diploma PLC	3,924	55,871
EI Group PLC[b]	16,602	31,189
Electrocomponents PLC	14,760	120,645
EMIS Group PLC	1,842	23,046
EnQuest PLC ADR[b]	37,632	16,620
Entertainment One Ltd.	11,502	36,196
esure Group PLC	10,230	39,975
Faroe Petroleum PLC[b]	10,524	12,175
Fenner PLC	6,018	27,352
Ferrexpo PLC	9,216	28,965
Forterra PLC[d]	3,420	13,075
Foxtons Group PLC	9,174	10,885
Galliford Try PLC	2,778	49,662
Gocompare.Com Group PLC[b]	11,238	16,779
Greggs PLC	3,355	48,654
GVC Holdings PLC	9,240	93,615
Halfords Group PLC	5,593	24,569
Hastings Group Holdings PLC[d]	4,308	17,430
Hill & Smith Holdings PLC	2,370	41,868
Hostelworld Group PLC[d]	3,444	13,371
Hurricane Energy PLC[a,b]	25,758	10,187
Ibstock PLC[d]	9,876	33,201
Indivior PLC	3,774	19,106
Interserve PLC	4,986	14,839
iomart Group PLC	3,480	14,498
IQE PLC[b]	20,634	28,835
ITE Group PLC	9,672	22,984
J Sainsbury PLC	1	3
JD Sports Fashion PLC	13,932	65,736
John Laing Group PLC[d]	12,360	50,905
John Menzies PLC	2,724	25,210

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
John Wood Group PLC	11,958	$96,244
Kainos Group PLC	2,700	10,323
Kcom Group PLC	19,476	23,558
Keller Group PLC	2,328	27,008
Keywords Studios PLC	1,530	22,773
Lancashire Holdings Ltd.	6,073	58,206
Lookers PLC	10,746	15,584
Luceco PLC[d]	2,838	8,409
Majestic Wine PLC	2,346	9,889
Melrose Industries PLC	3,552	10,883
Mitie Group PLC	11,586	40,660
Moneysupermarket.com Group PLC	18,199	79,680
NewRiver REIT PLC	7,063	32,870
Northgate PLC	4,398	25,030
On the Beach Group PLC[d]	3,295	20,199
OneSavings Bank PLC	4,746	24,727
Pan African Resources PLC	58,608	10,624
Pantheon Resources PLC[a,b]	6,417	3,934
Pendragon PLC	46,950	18,569
Petra Diamonds Ltd.[b]	17,160	21,605
Plus500 Ltd.	2,646	22,012
Polypipe Group PLC	6,474	34,242
Premier Foods PLC[b]	24,636	12,748
QinetiQ Group PLC	18,978	60,347
Redrow PLC	7,398	57,739
Restore PLC[a]	3,738	23,507
RPS Group PLC	7,878	28,380
Safestore Holdings PLC	6,948	38,691
Savills PLC	4,578	55,164
Scapa Group PLC	4,818	30,473
Schroder REIT Ltd.	18,774	15,345
Softcat PLC	3,588	18,921
Staffline Group PLC	714	11,427
Standard Life Investment Property Income Trust Ltd.	11,880	14,448
Stobart Group Ltd.	10,752	39,080
Stock Spirits Group PLC	6,708	14,459
SuperGroup PLC	1,644	32,467
Synthomer PLC	8,808	57,015
Telecom Plus PLC	2,088	31,574
Telford Homes PLC	2,790	14,658
Telit Communications PLC[a]	3,648	13,117
TP ICAP PLC	16,194	103,950
Vedanta Resources PLC	2,016	20,452
Vesuvius PLC	1,176	8,426
Victoria PLC[b]	2,034	14,748
Watkin Jones PLC	6,629	17,042

Security	Shares	Value
WH Smith PLC	3,690	$85,619
ZPG PLC[d]	7,800	37,317

		3,814,242

TOTAL COMMON STOCKS
(Cost: $15,333,414)		17,375,310

PREFERRED STOCKS — 0.87%

GERMANY — 0.87%
Draegerwerk AG & Co. KGaA, Preference Shares	276	29,579
Sartorius AG, Preference Shares	1,170	110,286
STO SE & Co. KGaA, Preference Shares	84	11,815

		151,680

TOTAL PREFERRED STOCKS
(Cost: $130,719)		151,680

SHORT-TERM INVESTMENTS — 2.21%

MONEY MARKET FUNDS — 2.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	383,314	383,429
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[e,f]	5,155	5,155

		388,584

TOTAL SHORT-TERM INVESTMENTS
(Cost: $388,564)		388,584

TOTAL INVESTMENTS IN SECURITIES — 102.01%
(Cost: $15,852,697)[h]		17,915,574
Other Assets, Less Liabilities — (2.01)%		(352,211)

NET ASSETS — 100.00%		$17,563,363

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $15,967,941. Net unrealized appreciation was $1,947,633, of which $2,375,162 represented gross unrealized appreciation on securities and $427,529 represented gross unrealized depreciation on securities.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INTL SMALL-CAP ETF

July 31, 2017

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$17,374,138	$16	$1,156	$17,375,310
Preferred stocks	151,680	—	—	151,680
Money market funds	388,584	—	—	388,584

Total	$17,914,402	$16	$1,156	$17,915,574

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.78%

AEROSPACE & DEFENSE — 3.58%
Huntington Ingalls Industries Inc.	11,270	$2,322,860
L3 Technologies Inc.	19,003	3,324,955
Northrop Grumman Corp.	40,151	10,564,933
Textron Inc.	65,988	3,241,990

		19,454,738
AIRLINES — 0.63%
Southwest Airlines Co.	37,677	2,091,450
United Continental Holdings Inc.[a]	19,363	1,310,488

		3,401,938
AUTO COMPONENTS — 1.25%
Autoliv Inc.	21,612	2,342,524
Goodyear Tire & Rubber Co. (The)	61,755	1,945,900
Lear Corp.	17,025	2,522,935

		6,811,359
AUTOMOBILES — 2.14%
General Motors Co.	323,118	11,625,786

		11,625,786
BANKS — 1.95%
Citizens Financial Group Inc.	123,219	4,322,523
East West Bancorp. Inc.	35,382	2,016,066
Regions Financial Corp.	291,723	4,259,156

		10,597,745
BEVERAGES — 0.74%
Dr Pepper Snapple Group Inc.	44,313	4,039,573

		4,039,573
BIOTECHNOLOGY — 0.26%
United Therapeutics Corp.[a]	11,102	1,425,497

		1,425,497
BUILDING PRODUCTS — 0.36%
AO Smith Corp.	36,097	1,932,994

		1,932,994
CAPITAL MARKETS — 0.72%
Eaton Vance Corp. NVS	27,771	1,363,278
Raymond James Financial Inc.	30,815	2,563,500

		3,926,778
CHEMICALS — 2.53%
Celanese Corp. Series A	34,273	3,296,034
Eastman Chemical Co.	35,809	2,977,877
LyondellBasell Industries NV Class A	82,830	7,462,155

		13,736,066

Security	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 0.87%
Republic Services Inc.	57,444	$3,689,054
Rollins Inc.	24,298	1,054,776

		4,743,830
COMMUNICATIONS EQUIPMENT — 0.99%
F5 Networks Inc.[a]	15,908	1,920,891
Harris Corp.	30,126	3,448,523

		5,369,414
CONSTRUCTION & ENGINEERING — 0.29%
Jacobs Engineering Group Inc.	29,797	1,570,898

		1,570,898
CONSUMER FINANCE — 1.84%
Capital One Financial Corp.	116,348	10,026,871

		10,026,871
CONTAINERS & PACKAGING — 1.48%
Avery Dennison Corp.	21,961	2,040,835
Packaging Corp. of America	23,079	2,526,689
WestRock Co.	61,128	3,509,970

		8,077,494
DIVERSIFIED FINANCIAL SERVICES — 0.72%
Leucadia National Corp.	79,489	2,069,099
Voya Financial Inc.	46,587	1,828,074

		3,897,173
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.59%
AT&T Inc.	421,095	16,422,705
CenturyLink Inc.	133,535	3,107,359

		19,530,064
ELECTRIC UTILITIES — 4.17%
Edison International	75,935	5,974,566
Eversource Energy	65,232	3,965,453
Exelon Corp.	224,283	8,599,010
OGE Energy Corp.	49,099	1,760,690
Pinnacle West Capital Corp.	27,242	2,362,699

		22,662,418
ELECTRICAL EQUIPMENT — 0.93%
Rockwell Automation Inc.	30,775	5,078,798

		5,078,798
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.64%
Arrow Electronics Inc.[a]	21,873	1,778,056
Avnet Inc.	31,874	1,223,324
Corning Inc.	224,647	6,546,214
Flex Ltd.[a]	131,216	2,098,144

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2017

Security	Shares	Value
FLIR Systems Inc.	33,703	$1,257,796
TE Connectivity Ltd.	85,992	6,912,897

		19,816,431
ENERGY EQUIPMENT & SERVICES — 0.77%
Core Laboratories NV	10,902	1,095,978
TechnipFMC PLC[a]	108,346	3,092,195

		4,188,173
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.64%
Camden Property Trust	21,503	1,928,819
Colony NorthStar Inc. Class A	47,618	697,128
Digital Realty Trust Inc.[b]	38,474	4,437,591
HCP Inc.	113,335	3,587,053
Host Hotels & Resorts Inc.	178,934	3,338,908
Liberty Property Trust	36,191	1,520,746
National Retail Properties Inc.	36,309	1,451,634
Public Storage	37,733	7,756,773
Realty Income Corp.[b]	63,558	3,626,619
Ventas Inc.	85,845	5,781,661
VEREIT Inc.	239,064	1,986,622

		36,113,554
FOOD & STAPLES RETAILING — 0.44%
Wal-Mart Stores Inc.	30,257	2,420,257

		2,420,257
FOOD PRODUCTS — 4.29%
Archer-Daniels-Midland Co.	138,243	5,831,090
Bunge Ltd.	34,145	2,676,627
Campbell Soup Co.	45,087	2,381,946
Hormel Foods Corp.	70,224	2,399,554
Ingredion Inc.	17,583	2,168,336
JM Smucker Co. (The)	28,420	3,464,398
Tyson Foods Inc. Class A	69,465	4,401,302

		23,323,253
GAS UTILITIES — 0.80%
Atmos Energy Corp.	25,757	2,234,677
UGI Corp.	42,410	2,140,433

		4,375,110
HEALTH CARE EQUIPMENT & SUPPLIES — 1.87%
Align Technology Inc.[a]	17,824	2,980,708
ResMed Inc.	34,677	2,674,290
Teleflex Inc.	11,033	2,286,258
Varian Medical Systems Inc.[a]	22,915	2,225,505

		10,166,761

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 8.28%
Aetna Inc.	48,702	$7,515,206
Anthem Inc.	63,992	11,915,950
Cardinal Health Inc.	76,346	5,898,492
Cigna Corp.	62,210	10,797,168
MEDNAX Inc.[a]	23,149	1,087,540
Quest Diagnostics Inc.	33,264	3,602,824
Universal Health Services Inc. Class B	21,540	2,387,278
VCA Inc.[a]	19,959	1,847,804

		45,052,262
HOTELS, RESTAURANTS & LEISURE — 1.76%
Carnival Corp.	84,317	5,630,689
Darden Restaurants Inc.	30,392	2,549,281
Royal Caribbean Cruises Ltd.	12,336	1,394,832

		9,574,802
HOUSEHOLD DURABLES — 0.41%
NVR Inc.[a]	854	2,229,316

		2,229,316
INSURANCE — 10.42%
Aflac Inc.	97,158	7,748,350
Alleghany Corp.[a]	2,245	1,376,948
American Financial Group Inc./OH	18,283	1,853,896
Arch Capital Group Ltd.[a]	31,743	3,087,324
Assurant Inc.	13,717	1,443,989
Athene Holding Ltd. Class Aa	26,335	1,330,708
Axis Capital Holdings Ltd.	21,216	1,370,129
Everest Re Group Ltd.	9,942	2,608,681
FNF Group	59,293	2,897,056
Lincoln National Corp.	54,996	4,018,008
Loews Corp.	69,926	3,403,998
MetLife Inc.	167,150	9,193,250
Principal Financial Group Inc.	69,581	4,644,532
Reinsurance Group of America Inc.	15,710	2,202,542
Torchmark Corp.	27,456	2,168,200
Unum Group	56,138	2,814,198
WR Berkley Corp.	23,777	1,639,900
XL Group Ltd.	64,812	2,877,653

		56,679,362
IT SERVICES — 4.81%
Accenture PLC Class A	101,184	13,034,523
Broadridge Financial Solutions Inc.	28,990	2,199,181
Jack Henry & Associates Inc.	19,040	2,043,373
Leidos Holdings Inc.	35,085	1,874,942

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2017

Security	Shares	Value
Paychex Inc.	77,475	$4,481,929
Total System Services Inc.	39,833	2,527,802

		26,161,750
LIFE SCIENCES TOOLS & SERVICES — 2.14%
Agilent Technologies Inc.	77,836	4,653,814
Mettler-Toledo International Inc.[a]	6,283	3,600,662
Waters Corp.[a]	19,381	3,361,441

		11,615,917
MACHINERY — 2.30%
AGCO Corp.	15,937	1,149,695
Cummins Inc.	38,669	6,492,525
Fortive Corp.	75,388	4,880,619

		12,522,839
MEDIA — 1.07%
News Corp. Class A	94,255	1,348,789
Omnicom Group Inc.	56,510	4,449,597

		5,798,386
METALS & MINING — 0.80%
Nucor Corp.	75,811	4,372,020

		4,372,020
MULTI-UTILITIES — 3.14%
Ameren Corp.	59,265	3,324,766
Consolidated Edison Inc.	73,869	6,120,785
Public Service Enterprise Group Inc.	122,516	5,509,545
SCANA Corp.	32,748	2,107,989

		17,063,085
OIL, GAS & CONSUMABLE FUELS — 4.67%
Andeavor	17,867	1,778,302
Marathon Petroleum Corp.	127,734	7,151,827
Phillips 66	106,522	8,921,217
Valero Energy Corp.	109,206	7,531,938

		25,383,284
PROFESSIONAL SERVICES — 0.59%
ManpowerGroup Inc.	16,641	1,783,083
Robert Half International Inc.	31,495	1,425,149

		3,208,232
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.21%
Jones Lang LaSalle Inc.	9,202	1,170,678

		1,170,678
ROAD & RAIL — 0.12%
AMERCO	1,735	674,152

		674,152

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.52%
Applied Materials Inc.	261,385	$11,581,969
Qorvo Inc.[a]	30,968	2,123,166

		13,705,135
SOFTWARE — 2.29%
CA Inc.	76,760	2,382,630
CDK Global Inc.	31,654	2,082,200
Dell Technologies Inc. Class Va	52,796	3,393,199
Microsoft Corp.	24,168	1,757,014
Synopsys Inc.[a]	36,812	2,818,695

		12,433,738
SPECIALTY RETAIL — 2.29%
Best Buy Co. Inc.	68,923	4,020,968
Foot Locker Inc.	32,497	1,533,533
Ross Stores Inc.	95,077	5,259,660
Staples Inc.	160,313	1,627,177

		12,441,338
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.18%
Apple Inc.	58,912	8,761,982
Hewlett Packard Enterprise Co.	402,524	7,048,195
NetApp Inc.	67,386	2,925,900
Seagate Technology PLC	72,170	2,378,723
Xerox Corp.	53,210	1,631,951

		22,746,751
WIRELESS TELECOMMUNICATION SERVICES — 0.29%
Sprint Corp.[a,b]	196,182	1,565,532

		1,565,532

TOTAL COMMON STOCKS
(Cost: $512,866,560)		542,711,552

SHORT-TERM INVESTMENTS — 0.63%

MONEY MARKET FUNDS — 0.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	2,635,498	2,636,289
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[c,d]	779,979	779,979

		3,416,268

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,416,268)		3,416,268

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA ETF

July 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.41%
(Cost: $516,282,828)[f]	$546,127,820
Other Assets, Less Liabilities — (0.41)%	(2,256,925)

NET ASSETS — 100.00%	$543,870,895

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $518,639,717. Net unrealized appreciation was $27,488,103, of which $35,231,489 represented gross unrealized appreciation on securities and $7,743,386 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$542,711,552	$—	$—	$542,711,552
Money market funds	3,416,268	—	—	3,416,268

Total	$546,127,820	$—	$—	$546,127,820

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 0.08%
National Presto Industries Inc.	369	$41,734

		41,734
AIR FREIGHT & LOGISTICS — 0.35%
Air Transport Services Group Inc.[a]	1,138	27,722
Atlas Air Worldwide Holdings Inc.[a]	530	31,482
Echo Global Logistics Inc.[a]	2,066	28,201
Hub Group Inc. Class Aa	2,448	83,354

		170,759
AIRLINES — 0.16%
Hawaiian Holdings Inc.[a]	1,021	42,269
SkyWest Inc.	982	35,843

		78,112
AUTO COMPONENTS — 1.87%
Cooper Tire & Rubber Co.	4,031	147,333
Cooper-Standard Holding Inc.[a,b]	1,363	139,380
Dorman Products Inc.[a]	2,316	180,833
Fox Factory Holding Corp.[a]	2,699	103,776
LCI Industries	1,861	198,662
Standard Motor Products Inc.	1,523	76,729
Superior Industries International Inc.	1,747	34,154
Tower International Inc.	1,664	41,101

		921,968
AUTOMOBILES — 0.99%
Thor Industries Inc.	3,848	405,387
Winnebago Industries Inc.	2,303	84,750

		490,137
BANKS — 12.40%
1st Source Corp.	1,348	66,187
Allegiance Bancshares Inc.[a]	829	31,129
Ameris Bancorp.	2,832	129,706
Arrow Financial Corp.	824	26,862
Banc of California Inc.[b]	3,320	68,226
BancFirst Corp.	620	66,185
Berkshire Hills Bancorp. Inc.	3,018	112,119
Blue Hills Bancorp. Inc.	1,538	29,145
Bridge Bancorp. Inc.	1,173	38,122
Brookline Bancorp. Inc.	5,828	86,546
Bryn Mawr Bank Corp.	1,237	52,511
Camden National Corp.	1,166	48,972
CenterState Banks Inc.	3,829	95,687
Central Pacific Financial Corp.	2,015	62,324
Chemical Financial Corp.	5,061	243,890

Security	Shares	Value
City Holding Co.	1,046	$68,649
CoBiz Financial Inc.	2,724	47,942
Community Trust Bancorp. Inc.	1,127	48,686
ConnectOne Bancorp. Inc.	2,392	53,820
CU Bancorp.[a]	1,224	45,166
Customers Bancorp. Inc.[a]	2,381	71,073
Enterprise Financial Services Corp.	1,764	69,766
FB Financial Corp.[a]	551	18,938
Fidelity Southern Corp.	1,742	36,686
Financial Institutions Inc.	969	28,489
First BanCorp./Puerto Rico[a]	13,441	78,764
First Bancorp./Southern Pines NC	1,761	55,119
First Busey Corp.	2,416	70,644
First Commonwealth Financial Corp.	7,686	100,149
First Community Bancshares Inc./VA	1,004	27,329
First Financial Bancorp.	4,655	119,168
First Financial Corp./IN	577	26,571
First Interstate BancSystem Inc.	2,044	74,708
First Merchants Corp.	3,142	127,062
Franklin Financial Network Inc.[a]	934	32,270
German American Bancorp. Inc.	1,585	56,790
Great Southern Bancorp. Inc.	766	39,794
Great Western Bancorp. Inc.	4,664	181,943
Green Bancorp. Inc.[a,b]	1,714	38,479
Guaranty Bancorp.	1,767	47,091
Hancock Holding Co.	6,511	299,506
Hanmi Financial Corp.	2,516	72,083
Heartland Financial USA Inc.	1,698	79,976
Heritage Commerce Corp.	2,355	32,711
Heritage Financial Corp./WA	2,186	59,459
HomeTrust Bancshares Inc.[a]	1,201	29,004
Hope Bancorp Inc.	9,762	172,104
Horizon Bancorp./IN	1,697	44,750
Independent Bank Corp./MI	1,486	31,503
Independent Bank Corp./Rockland MA	1,815	129,500
Independent Bank Group Inc.	975	58,841
Lakeland Bancorp. Inc.	3,421	66,196
Lakeland Financial Corp.	1,690	77,740
MainSource Financial Group Inc.	1,811	63,276
Mercantile Bank Corp.	1,235	39,298
Midland States Bancorp. Inc.	1,104	35,063
National Bank Holdings Corp. Class A	1,937	66,110
NBT Bancorp. Inc.	3,187	115,178
OFG Bancorp.	4,068	40,883
Opus Bank	1,810	43,078

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Pacific Continental Corp.	1,526	$38,760
Pacific Premier Bancorp. Inc.[a]	2,703	97,038
Park Sterling Corp.	3,575	41,541
Peapack Gladstone Financial Corp.	1,132	35,398
People’s Utah Bancorp.	945	26,271
Peoples Bancorp. Inc./OH	1,222	39,837
Popular Inc.	7,850	330,799
Preferred Bank/Los Angeles CA	938	52,669
QCR Holdings Inc.	930	42,733
Republic Bancorp. Inc./KY Class A	842	30,228
Republic First Bancorp. Inc.[a]	3,223	28,685
S&T Bancorp. Inc.	2,441	92,465
Sandy Spring Bancorp. Inc.	1,770	70,871
ServisFirst Bancshares Inc.	3,240	117,742
Simmons First National Corp. Class A	2,114	115,319
Southwest Bancorp. Inc.	1,249	32,599
State Bank Financial Corp.	2,462	67,582
Stock Yards Bancorp. Inc.	1,534	54,994
TowneBank/Portsmouth VA	4,562	142,791
TriCo Bancshares	1,499	55,313
Tristate Capital Holdings Inc.[a]	1,668	38,364
Union Bankshares Corp.	3,398	104,964
Univest Corp. of Pennsylvania	1,885	57,492
WesBanco Inc.	2,948	112,702
Xenith Bankshares Inc.[a,b]	550	15,499

		6,121,622
BEVERAGES — 0.29%
MGP Ingredients Inc.	895	52,769
National Beverage Corp.	877	89,559

		142,328
BIOTECHNOLOGY — 2.84%
AMAG Pharmaceuticals Inc.[a]	2,686	52,780
AnaptysBio Inc.[a]	446	10,851
Avexis Inc.[a]	1,463	135,547
Bioverativ Inc.[a,b]	7,760	480,887
Blueprint Medicines Corp.[a]	2,303	120,516
Cytokinetics Inc.[a]	2,575	36,179
Eagle Pharmaceuticals Inc./DEa	653	32,095
Emergent BioSolutions Inc.[a]	2,502	90,998
Enanta Pharmaceuticals Inc.[a]	1,060	40,397
Immunomedics Inc.[a,b]	6,876	58,859
Jounce Therapeutics Inc.[a]	610	7,875
MiMedx Group Inc.[a]	7,744	115,850
PDL BioPharma Inc.	12,830	29,124
Progenics Pharmaceuticals Inc.[a,b]	5,309	32,013

Security	Shares	Value
Ra Pharmaceuticals Inc.[a]	550	$8,090
Repligen Corp.[a]	2,549	102,648
Vanda Pharmaceuticals Inc.[a]	2,982	46,370

		1,401,079
BUILDING PRODUCTS — 1.46%
AAON Inc.	2,984	100,859
American Woodmark Corp.[a]	1,055	103,548
Apogee Enterprises Inc.	2,192	114,181
Armstrong Flooring Inc.[a]	1,603	27,828
CSW Industrials Inc.[a]	1,162	45,376
Gibraltar Industries Inc.[a]	2,270	67,760
Insteel Industries Inc.	1,373	36,138
Patrick Industries Inc.[a]	1,223	93,070
Universal Forest Products Inc.	1,553	130,219

		718,979
CAPITAL MARKETS — 0.28%
Diamond Hill Investment Group Inc.	247	48,783
Piper Jaffray Companies	1,183	73,819
Pzena Investment Management Inc. Class A	1,264	13,335

		135,937
CHEMICALS — 1.50%
AdvanSix Inc.[a]	2,357	78,912
American Vanguard Corp.	2,002	35,435
Chase Corp.	552	59,644
FutureFuel Corp.	2,026	29,499
Hawkins Inc.	692	31,105
Innophos Holdings Inc.	1,471	61,444
Innospec Inc.	1,841	114,878
KMG Chemicals Inc.[b]	722	36,548
Quaker Chemical Corp.	997	141,444
Stepan Co.	1,539	126,460
Tredegar Corp.	1,675	25,293

		740,662
COMMERCIAL SERVICES & SUPPLIES — 2.20%
ACCO Brands Corp.[a]	8,329	97,033
Brady Corp. Class A	3,447	114,440
Casella Waste Systems Inc. Class Aa	2,951	49,518
Ennis Inc.	2,034	39,155
Essendant Inc.	2,951	36,828
InnerWorkings Inc.[a,b]	3,163	37,292
Kimball International Inc. Class B	2,708	45,142
Knoll Inc.	3,619	70,064
McGrath RentCorp	1,718	61,041
SP Plus Corp.[a]	1,521	49,737

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Tetra Tech Inc.	4,366	$207,167
UniFirst Corp./MA	1,120	159,320
Viad Corp.	1,550	83,002
VSE Corp.	691	35,828

		1,085,567
COMMUNICATIONS EQUIPMENT — 3.24%
ADTRAN Inc.	3,464	81,231
Applied Optoelectronics Inc.[a,b]	1,242	121,083
Comtech Telecommunications Corp.	1,806	32,508
Extreme Networks Inc.[a]	8,168	71,797
Finisar Corp.[a]	8,420	229,192
InterDigital Inc./PA	2,639	192,251
Lumentum Holdings Inc.[a,b]	4,607	288,398
NETGEAR Inc.[a]	2,515	120,469
NetScout Systems Inc.[a,b]	6,665	229,942
Oclaro Inc.[a]	12,619	123,414
Plantronics Inc.	2,429	109,742

		1,600,027
CONSTRUCTION & ENGINEERING — 1.84%
Aegion Corp.[a]	2,672	63,967
Comfort Systems USA Inc.	2,849	94,872
MasTec Inc.[a]	5,094	235,343
MYR Group Inc.[a]	1,236	39,317
Quanta Services Inc.[a]	11,601	391,302
Tutor Perini Corp.[a]	3,168	84,269

		909,070
CONSTRUCTION MATERIALS — 0.02%
U.S. Lime & Minerals Inc.	125	10,153

		10,153
CONSUMER FINANCE — 0.40%
Ezcorp Inc. Class Aa	4,147	32,346
Green Dot Corp. Class Aa	3,103	124,865
World Acceptance Corp.[a,b]	528	39,901

		197,112
DISTRIBUTORS — 0.03%
Weyco Group Inc.	456	12,713

		12,713
DIVERSIFIED CONSUMER SERVICES — 1.29%
Adtalem Global Education Inc.	4,587	149,078
American Public Education Inc.[a]	1,214	25,858
Bridgepoint Education Inc.[a,b]	1,440	13,982
Capella Education Co.	856	58,807
Carriage Services Inc.	1,141	27,829
Grand Canyon Education Inc.[a]	3,438	252,934

Security	Shares	Value
K12 Inc.[a]	2,579	$45,674
Strayer Education Inc.	790	62,110

		636,272
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.43%
IDT Corp. Class B	1,387	20,541
Iridium Communications Inc.[a,b]	6,382	63,501
Lumos Networks Corp.[a]	1,782	31,916
Vonage Holdings Corp.[a]	14,780	97,696

		213,654
ELECTRIC UTILITIES — 1.33%
El Paso Electric Co.	2,729	141,635
Great Plains Energy Inc.	16,654	513,943

		655,578
ELECTRICAL EQUIPMENT — 0.25%
Babcock & Wilcox Enterprises Inc.[a]	3,387	35,563
Encore Wire Corp.	1,573	70,156
Powell Industries Inc.	586	18,664

		124,383
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 9.07%
AVX Corp.	3,769	67,352
Benchmark Electronics Inc.[a]	3,752	126,255
Cognex Corp.	6,516	619,411
Coherent Inc.[a,b]	1,856	491,840
CTS Corp.	2,286	50,292
Daktronics Inc.	2,916	28,518
ePlus Inc.[a]	1,068	86,401
II-VI Inc.[a]	4,258	162,230
Insight Enterprises Inc.[a]	2,679	108,553
Jabil Inc.	12,223	372,801
Kimball Electronics Inc.[a]	1,979	38,492
Knowles Corp.[a]	6,783	102,762
Littelfuse Inc.	1,701	306,486
Mesa Laboratories Inc.	241	34,832
Methode Electronics Inc.	2,654	105,496
MTS Systems Corp.	1,253	66,033
Novanta Inc.[a]	2,454	90,553
OSI Systems Inc.[a,b]	1,367	109,319
Park Electrochemical Corp.	1,299	24,408
PC Connection Inc.	916	23,633
Plexus Corp.[a]	2,536	135,955
Rogers Corp.[a]	1,368	161,383
Sanmina Corp.[a]	5,671	203,305
ScanSource Inc.[a]	1,916	75,874
SYNNEX Corp.	2,287	271,970

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Systemax Inc.	1,098	$19,896
Tech Data Corp.[a]	2,899	296,858
TTM Technologies Inc.[a]	6,548	113,804
Vishay Intertechnology Inc.	10,202	182,106

		4,476,818
ENERGY EQUIPMENT & SERVICES — 1.63%
Atwood Oceanics Inc.[a,b]	6,019	47,309
Exterran Corp.[a]	2,381	65,930
Mammoth Energy Services Inc.[a]	511	7,496
Matrix Service Co.[a]	2,169	22,449
McDermott International Inc.[a]	18,678	126,450
Natural Gas Services Group Inc.[a]	907	22,630
Newpark Resources Inc.[a]	6,529	54,517
RigNet Inc.[a]	964	18,268
Transocean Ltd.[a]	29,921	258,817
U.S. Silica Holdings Inc.	6,144	178,975

		802,841
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.11%
Agree Realty Corp.	2,141	105,273
Armada Hoffler Properties Inc.	3,360	44,554
CareTrust REIT Inc.	4,980	90,835
Chesapeake Lodging Trust	4,532	114,342
CoreCivic Inc.	9,005	249,439
CoreSite Realty Corp.	2,572	279,268
DuPont Fabros Technology Inc.	5,910	368,370
Easterly Government Properties Inc.[b]	2,523	50,435
Four Corners Property Trust Inc.[b]	4,514	114,565
GEO Group Inc. (The)	9,324	273,659
Getty Realty Corp.	1,877	48,764
LaSalle Hotel Properties	8,760	258,770
LTC Properties Inc.	140	7,230
MGM Growth Properties LLC Class Ab	4,507	134,895
Monmouth Real Estate Investment Corp.	4,677	72,073
National Storage Affiliates Trust	2,987	68,582
One Liberty Properties Inc.[b]	920	22,614
PS Business Parks Inc.	1,466	197,118
Quality Care Properties Inc.[a]	7,404	124,535
Sabra Health Care REIT Inc.[b]	5,103	118,390
Universal Health Realty Income Trust	940	72,831
Urstadt Biddle Properties Inc. Class A	1,694	35,472
Xenia Hotels & Resorts Inc.	8,157	165,750

		3,017,764

Security	Shares	Value
FOOD & STAPLES RETAILING — 0.32%
Ingles Markets Inc. Class A	909	$26,816
SpartanNash Co.	2,883	79,974
Village Super Market Inc. Class A	506	12,513
Weis Markets Inc.	805	38,085

		157,388
FOOD PRODUCTS — 1.18%
Fresh Del Monte Produce Inc.	2,532	130,322
Hostess Brands Inc.[a]	3,432	52,441
John B Sanfilippo & Son Inc.	604	38,849
Landec Corp.[a]	1,781	21,907
Omega Protein Corp.	1,607	25,712
Sanderson Farms Inc.	1,556	203,447
Seaboard Corp.	22	94,050
Seneca Foods Corp. Class Aa	540	15,498

		582,226
GAS UTILITIES — 0.16%
Chesapeake Utilities Corp.	1,016	78,486

		78,486
HEALTH CARE EQUIPMENT & SUPPLIES — 5.92%
Abaxis Inc.	1,678	78,866
Analogic Corp.	933	65,497
AngioDynamics Inc.[a]	2,619	42,559
Anika Therapeutics Inc.[a,b]	1,097	56,123
Atrion Corp.	107	67,645
Cantel Medical Corp.[b]	2,835	210,357
Cardiovascular Systems Inc.[a]	2,448	77,234
CONMED Corp.	1,890	96,995
CryoLife Inc.[a]	2,224	41,700
Exactech Inc.[a]	755	22,008
Glaukos Corp.[a]	1,153	46,328
Globus Medical Inc. Class Aa,b	5,498	169,064
Haemonetics Corp.[a]	3,947	162,340
Heska Corp.[a]	474	51,922
ICU Medical Inc.[a]	1,165	200,263
Integer Holdings Corp.[a]	2,158	98,836
iRhythm Technologies Inc.[a]	649	26,843
Lantheus Holdings Inc.[a,b]	1,764	32,546
LeMaitre Vascular Inc.	1,099	39,641
Masimo Corp.[a]	3,628	343,209
Meridian Bioscience Inc.	3,198	43,333
Merit Medical Systems Inc.[a]	3,732	153,012
Natus Medical Inc.[a]	2,427	85,430
Neogen Corp.[a]	2,858	188,256
NxStage Medical Inc.[a]	4,875	114,806

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
OraSure Technologies Inc.[a]	4,234	$74,264
Orthofix International NVa	1,265	54,876
Penumbra Inc.[a]	2,020	164,933
Surmodics Inc.[a]	909	23,907
Varex Imaging Corp.[a]	2,871	88,570

		2,921,363
HEALTH CARE PROVIDERS & SERVICES — 4.55%
Aceto Corp.	2,388	40,309
Almost Family Inc.[a]	886	43,813
Amedisys Inc.[a]	2,166	102,582
AMN Healthcare Services Inc.[a]	3,649	134,648
BioTelemetry Inc.[a]	2,054	70,247
Chemed Corp.	1,241	245,097
CorVel Corp.[a]	778	36,994
Ensign Group Inc. (The)	3,759	84,089
HealthEquity Inc.[a]	3,820	175,223
LHC Group Inc.[a]	1,250	72,375
Magellan Health Inc.[a]	1,851	137,992
National Healthcare Corp.	812	52,918
National Research Corp. Class A	722	21,227
Owens & Minor Inc.	4,567	147,194
PharMerica Corp.[a]	2,446	61,517
Tivity Health Inc.[a]	2,672	105,945
Triple-S Management Corp. Class Ba	2,090	32,353
U.S. Physical Therapy Inc.	945	59,630
WellCare Health Plans Inc.[a]	3,506	620,527

		2,244,680
HEALTH CARE TECHNOLOGY — 0.94%
Cotiviti Holdings Inc.[a]	2,121	91,309
HMS Holdings Corp.[a]	6,396	128,432
Omnicell Inc.[a]	2,776	137,689
Quality Systems Inc.[a]	3,543	60,585
Vocera Communications Inc.[a]	1,751	47,750

		465,765
HOTELS, RESTAURANTS & LEISURE — 0.74%
Caesars Acquisition Co. Class Aa,b	3,919	76,029
Chuy’s Holdings Inc.[a]	1,275	30,026
Del Frisco’s Restaurant Group Inc.[a]	1,787	25,376
Del Taco Restaurants Inc.[a]	2,699	35,330
International Speedway Corp. Class A	984	35,227
Intrawest Resorts Holdings Inc.[a]	1,109	26,339
Marcus Corp. (The)	1,431	38,923
Monarch Casino & Resort Inc.[a]	870	28,788
Ruth’s Hospitality Group Inc.	2,268	45,360

Security	Shares	Value
Speedway Motorsports Inc.	1,097	$23,322

		364,720
HOUSEHOLD DURABLES — 1.55%
Beazer Homes USA Inc.[a]	2,625	34,808
Cavco Industries Inc.[a]	623	81,239
Century Communities Inc.[a]	1,302	33,722
CSS Industries Inc.	638	17,079
Ethan Allen Interiors Inc.	1,823	58,427
Hooker Furniture Corp.	830	35,026
iRobot Corp.[a,b]	2,064	217,773
La-Z-Boy Inc.	3,559	120,294
NACCO Industries Inc. Class A	229	15,023
TopBuild Corp.[a]	2,921	154,170

		767,561
HOUSEHOLD PRODUCTS — 0.22%
Central Garden & Pet Co.[a,b]	897	28,704
Central Garden & Pet Co. Class Aa	2,626	80,776

		109,480
INDUSTRIAL CONGLOMERATES — 0.19%
Raven Industries Inc.	2,709	93,190

		93,190
INSURANCE — 5.34%
American Equity Investment Life Holding Co.	2,618	70,110
American National Insurance Co.	1,244	148,036
AMERISAFE Inc.	1,450	83,738
Argo Group International Holdings Ltd.	2,372	142,201
Aspen Insurance Holdings Ltd.	4,524	220,771
Assured Guaranty Ltd.	9,719	437,452
Baldwin & Lyons Inc. Class B	688	16,099
CNO Financial Group Inc.	1,502	34,366
Donegal Group Inc. Class A	928	13,994
EMC Insurance Group Inc.	780	21,606
Employers Holdings Inc.	2,522	109,329
FBL Financial Group Inc. Class A	1,172	79,579
Federated National Holding Co.	1,069	17,019
Fidelity & Guaranty Life	1,655	51,553
Genworth Financial Inc. Class Aa	28,842	98,928
Global Indemnity Ltd.[a,b]	734	28,450
HCI Group Inc.	676	30,481
Heritage Insurance Holdings Inc.	2,374	29,936
Horace Mann Educators Corp.	3,470	128,043
Infinity Property & Casualty Corp.	804	80,440
James River Group Holdings Ltd.	1,665	66,866

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Kinsale Capital Group Inc.	1,435	$55,850
Maiden Holdings Ltd.	3,631	40,304
MBIA Inc.[a]	10,325	105,005
National Western Life Group Inc.	277	93,235
Navigators Group Inc. (The)	1,758	100,206
Primerica Inc.	134	10,861
Selective Insurance Group Inc.	2,287	115,837
State National Companies Inc.	2,153	44,955
Third Point Reinsurance Ltd.[a,b]	4,939	71,862
United Insurance Holdings Corp.	1,407	22,456
Universal Insurance Holdings Inc.	2,688	64,109

		2,633,677
INTERNET & DIRECT MARKETING RETAIL — 0.49%
1-800-Flowers.com Inc. Class Aa	1,874	18,084
Duluth Holdings Inc.[a]	1,434	27,791
NutriSystem Inc.	2,226	124,099
PetMed Express Inc.	1,533	72,879

		242,853
INTERNET SOFTWARE & SERVICES — 0.46%
Bankrate Inc.[a]	3,820	53,098
Blucora Inc.[a]	3,025	67,760
NIC Inc.	4,711	76,554
Tucows Inc. Class Aa	589	32,189

		229,601
IT SERVICES — 1.53%
CACI International Inc. Class Aa	1,032	129,103
Cass Information Systems Inc.	832	54,879
ExlService Holdings Inc.[a]	2,481	142,781
Forrester Research Inc.	669	27,295
Hackett Group Inc. (The)	1,935	31,773
ManTech International Corp./VA Class A	1,955	77,653
MoneyGram International Inc.[a]	2,493	40,686
Net 1 UEPS Technologies Inc.[a]	4,284	41,469
Perficient Inc.[a]	2,848	53,542
Sykes Enterprises Inc.[a]	3,036	103,224
TeleTech Holdings Inc.	1,285	53,713

		756,118
LEISURE PRODUCTS — 0.17%
Sturm Ruger & Co. Inc.	1,416	81,562

		81,562
LIFE SCIENCES TOOLS & SERVICES — 2.16%
Bio-Rad Laboratories Inc. Class Aa	1,571	370,175
Cambrex Corp.[a]	2,470	150,670

Security	Shares	Value
Luminex Corp.	2,704	$55,243
Medpace Holdings Inc.[a]	642	17,610
PAREXEL International Corp.[a]	2,806	245,581
PRA Health Sciences Inc.[a]	3,031	225,506

		1,064,785
MACHINERY — 2.59%
Alamo Group Inc.	756	70,316
Astec Industries Inc.	1,434	72,087
Briggs & Stratton Corp.	3,237	75,811
Chart Industries Inc.[a]	2,224	75,616
Columbus McKinnon Corp./NY	1,479	38,158
ESCO Technologies Inc.	1,899	117,168
Gorman-Rupp Co. (The)	1,325	40,041
Greenbrier Companies Inc. (The)	2,207	99,315
Kadant Inc.	819	63,923
Lydall Inc.[a]	1,302	64,449
Manitowoc Co. Inc. (The)[a]	10,201	58,248
Omega Flex Inc.	203	12,188
Park-Ohio Holdings Corp.	634	25,201
Standex International Corp.	913	87,602
Trinity Industries Inc.	10,580	289,998
Wabash National Corp.	4,609	87,940

		1,278,061
MEDIA — 0.26%
Entercom Communications Corp. Class A	2,175	21,424
Time Inc.	7,696	108,129

		129,553
METALS & MINING — 1.88%
Commercial Metals Co.	8,885	165,261
Haynes International Inc.	917	28,684
Materion Corp.	1,490	57,291
McEwen Mining Inc.[b]	17,151	44,764
Reliance Steel & Aluminum Co.	5,303	383,725
Ryerson Holding Corp.[a]	1,443	12,482
Schnitzer Steel Industries Inc. Class A	2,019	52,090
Worthington Industries Inc.	3,638	184,337

		928,634
MORTGAGE REAL ESTATE INVESTMENT — 0.51%
Apollo Commercial Real Estate Finance Inc.[b]	8,602	155,094
PennyMac Mortgage Investment Trust[c]	4,068	71,597

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
Resource Capital Corp.	2,260	$23,165

		249,856
MULTI-UTILITIES — 0.09%
Unitil Corp.	903	45,827

		45,827
MULTILINE RETAIL — 0.66%
Big Lots Inc.	3,384	168,083
Ollie’s Bargain Outlet Holdings Inc.[a]	3,513	157,031

		325,114
OIL, GAS & CONSUMABLE FUELS — 0.59%
Centennial Resource Development Inc./DE Class Aa,b	7,240	121,487
Gener8 Maritime Inc.[a]	3,749	20,057
International Seaways Inc.[a]	1,122	25,593
Renewable Energy Group Inc.[a,b]	2,760	34,500
Resolute Energy Corp.[a]	1,332	45,235
REX American Resources Corp.[a,b]	429	42,891

		289,763
PAPER & FOREST PRODUCTS — 1.59%
Domtar Corp.	4,846	189,285
Louisiana-Pacific Corp.[a]	10,974	275,557
Mercer International Inc.	3,655	40,205
Neenah Paper Inc.	1,212	96,839
PH Glatfelter Co.	3,421	70,028
Resolute Forest Products Inc.[a,b]	4,478	20,823
Schweitzer-Mauduit International Inc.	2,385	91,631

		784,368
PERSONAL PRODUCTS — 0.18%
Medifast Inc.	647	27,620
Natural Health Trends Corp.	544	13,399
USANA Health Sciences Inc.[a]	796	45,452

		86,471
PHARMACEUTICALS — 0.75%
Amphastar Pharmaceuticals Inc.[a,b]	2,789	48,194
ANI Pharmaceuticals Inc.[a]	627	30,554
Corcept Therapeutics Inc.[a]	6,295	78,498
SciClone Pharmaceuticals Inc.[a]	3,563	39,015
Sucampo Pharmaceuticals Inc. Class Aa	1,902	20,637
Supernus Pharmaceuticals Inc.[a]	3,789	153,265

		370,163
PROFESSIONAL SERVICES — 1.61%
CBIZ Inc.[a]	4,045	60,068
FTI Consulting Inc.[a]	3,212	105,386

Security	Shares	Value
Heidrick & Struggles International Inc.	1,404	$25,412
ICF International Inc.[a]	1,490	67,423
Insperity Inc.	1,149	86,749
Kelly Services Inc. Class A	2,467	54,940
Kforce Inc.	1,734	32,426
Korn/Ferry International	4,193	140,256
Navigant Consulting Inc.[a]	3,689	62,455
Resources Connection Inc.	2,267	30,264
RPX Corp.[a]	3,529	48,241
TrueBlue Inc.[a]	3,243	82,859

		796,479
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.83%
Alexander & Baldwin Inc.	3,425	143,610
Altisource Portfolio Solutions SAa	1,079	28,151
HFF Inc. Class A	2,777	101,972
Marcus & Millichap Inc.[a]	1,418	36,301
RE/MAX Holdings Inc. Class A	1,314	76,409
RMR Group Inc. (The) Class A	458	22,373

		408,816
ROAD & RAIL — 0.68%
ArcBest Corp.	1,872	52,042
Covenant Transportation Group Inc. Class Aa	851	15,956
Marten Transport Ltd.[b]	2,893	46,144
Roadrunner Transportation Systems Inc.[a]	2,984	20,828
Saia Inc.[a]	1,889	102,667
Werner Enterprises Inc.	3,329	98,705

		336,342
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.90%
Advanced Energy Industries Inc.[a]	3,014	218,666
Alpha & Omega Semiconductor Ltd.[a]	1,362	24,107
Amkor Technology Inc.[a]	8,298	86,050
Axcelis Technologies Inc.[a]	2,217	49,218
Brooks Automation Inc.	5,280	129,677
Cabot Microelectronics Corp.	1,899	140,811
CEVA Inc.[a]	1,069	49,441
Cirrus Logic Inc.[a]	4,854	298,230
Cohu Inc.	2,018	36,768
Diodes Inc.[a]	44	1,167
FormFactor Inc.[a]	5,365	70,282
IXYS Corp.	1,835	31,929
Kulicke & Soffa Industries Inc.[a]	5,400	116,316
MaxLinear Inc.[a]	4,416	115,699

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
MKS Instruments Inc.	4,064	$339,954
Monolithic Power Systems Inc.	2,504	256,209
Nanometrics Inc.[a]	1,782	47,490
NVE Corp.	314	24,768
PDF Solutions Inc.[a,b]	2,052	32,935
Photronics Inc.[a,b]	5,127	51,526
Power Integrations Inc.	2,209	156,066
Rudolph Technologies Inc.[a]	2,228	55,143
Teradyne Inc.	15,170	524,730
Ultra Clean Holdings Inc.[a]	2,422	56,796

		2,913,978
SOFTWARE — 0.55%
Ebix Inc.[b]	1,630	94,132
Pegasystems Inc.	2,913	176,091

		270,223
SPECIALTY RETAIL — 1.80%
Aaron’s Inc.	4,872	225,476
Barnes & Noble Education Inc.[a]	2,597	18,776
Big 5 Sporting Goods Corp.	1,270	13,652
Caleres Inc.	3,270	89,206
Camping World Holdings Inc. Class A	1,661	53,086
Chico’s FAS Inc.	9,563	87,501
Children’s Place Inc. (The)	1,365	144,212
Citi Trends Inc.	1,054	23,346
Express Inc.[a]	5,682	34,433
Francesca’s Holdings Corp.[a]	2,890	28,120
Genesco Inc.[a,b]	1,592	51,103
Haverty Furniture Companies Inc.	1,291	28,725
Kirkland’s Inc.[a]	1,114	10,416
Pier 1 Imports Inc.	5,962	27,485
Select Comfort Corp.[a]	153	5,173
Shoe Carnival Inc.	964	17,603
TravelCenters of America LLC[a]	2,831	10,333
Zumiez Inc.[a]	1,484	18,847

		887,493
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.16%
Super Micro Computer Inc.[a]	2,954	79,315

		79,315
TEXTILES, APPAREL & LUXURY GOODS — 0.19%
Iconix Brand Group Inc.[a]	3,607	24,059
Movado Group Inc.	1,283	31,562
Unifi Inc.[a,b]	1,240	40,622

		96,243

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 1.61%
Bank Mutual Corp.	3,021	$30,059
Beneficial Bancorp. Inc.	5,245	81,822
BofI Holding Inc.[a,b]	4,009	111,731
Federal Agricultural Mortgage Corp. Class C	815	55,876
First Defiance Financial Corp.	723	37,415
HomeStreet Inc.[a]	2,058	54,023
Meridian Bancorp. Inc.	3,634	64,140
Meta Financial Group Inc.	681	48,555
NMI Holdings Inc. Class Aa	4,193	49,477
Northwest Bancshares Inc.	7,059	113,650
OceanFirst Financial Corp.	2,099	56,841
TrustCo Bank Corp. NY	6,988	58,001
Waterstone Financial Inc.	1,807	34,062

		795,652
TOBACCO — 0.25%
Universal Corp./VA	1,899	121,441

		121,441
TRADING COMPANIES & DISTRIBUTORS — 0.52%
Aircastle Ltd.	4,518	106,354
Neff Corp. Class Aa	729	15,309
Rush Enterprises Inc. Class Aa	2,432	104,892
Rush Enterprises Inc. Class Ba	161	6,549
Titan Machinery Inc.[a]	1,426	25,454

		258,558
WATER UTILITIES — 0.28%
Connecticut Water Service Inc.	664	37,835
Middlesex Water Co.	1,071	42,026
SJW Group	1,083	57,258

		137,119
WIRELESS TELECOMMUNICATION SERVICES — 0.35%
Boingo Wireless Inc.[a,b]	2,471	36,645
Shenandoah Telecommunications Co.	3,560	109,470
Spok Holdings Inc.	1,538	25,223

		171,338

TOTAL COMMON STOCKS
(Cost: $44,156,032)		49,259,531

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR USA SMALL-CAP ETF

July 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 4.03%

MONEY MARKET FUNDS — 4.03%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	1,888,870	$1,889,437
BlackRock Cash Funds: Treasury, SL Agency Shares
0.98%[d,e]	100,964	100,964

		1,990,401

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,990,219)		1,990,401

Value
TOTAL INVESTMENTS IN SECURITIES — 103.84%
(Cost: $46,146,251)[g]	$51,249,932
Other Assets, Less Liabilities — (3.84)%	(1,895,843)

NET ASSETS — 100.00%	$49,354,089

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $46,443,035. Net unrealized appreciation was $4,806,897, of which $5,962,240 represented gross unrealized appreciation on securities and $1,155,343 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended July 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
PennyMac Mortgage Investment Trust	1,615	5,064	(2,611)	4,068	$71,597	$6,821	$972

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$49,259,531	$—	$—	$49,259,531
Money market funds	1,990,401	—	—	1,990,401

Total	$51,249,932	$—	$—	$51,249,932

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

July 31, 2017

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$21,073,946	$217,044,317	$15,464,133
Affiliated (Note 2)	411,033	273,170	388,564

Total cost of investments	$21,484,979	$217,317,487	$15,852,697

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$23,321,716	$248,212,196	$17,526,990
Affiliated (Note 2)	441,078	273,193	388,584

Total fair value of investments	23,762,794	248,485,389	17,915,574
Foreign currency, at value[b]	43,690	446,315	18,122
Receivables:
Investment securities sold	7,714	385,538	—
Dividends and interest	35,847	166,931	16,168
Tax reclaims	4,914	220,019	3,639

Total Assets	23,854,959	249,704,192	17,953,503

LIABILITIES
Payables:
Investment securities purchased	—	432,801	—
Collateral for securities on loan (Note 1)	247,372	272,145	383,411
Foreign taxes (Note 1)	—	—	909
Investment advisory fees (Note 2)	6,658	62,323	5,814
Proxy fees	9	102	6

Total Liabilities	254,039	767,371	390,140

NET ASSETS	$23,600,920	$248,936,821	$17,563,363

Net assets consist of:
Paid-in capital	$21,605,716	$218,531,847	$15,658,360
Undistributed net investment income	80,881	682,253	22,128
Accumulated net realized loss	(364,194)	(1,465,021)	(179,762)
Net unrealized appreciation	2,278,517	31,187,742	2,062,637

NET ASSETS	$23,600,920	$248,936,821	$17,563,363

Shares outstanding[c]	850,000	9,200,000	600,000

Net asset value per share	$27.77	$27.06	$29.27

[a]	Securities on loan with values of $236,476, $262,959 and $364,084, respectively. See Note 1.
[b]	Cost of foreign currency: $43,378, $438,225 and $17,891, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

July 31, 2017

	iShares Edge MSCI Multifactor USA ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$512,866,560	$44,088,316
Affiliated (Note 2)	3,416,268	2,057,935

Total cost of investments	$516,282,828	$46,146,251

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$542,711,552	$49,187,934
Affiliated (Note 2)	3,416,268	2,061,998

Total fair value of investments	546,127,820	51,249,932
Receivables:
Investment securities sold	—	920
Dividends and interest	421,519	14,715
Capital shares sold	45,560	—

Total Assets	546,594,899	51,265,567

LIABILITIES
Payables:
Investment securities purchased	—	9,677
Collateral for securities on loan (Note 1)	2,637,329	1,889,209
Investment advisory fees (Note 2)	86,512	12,571
Proxy fees	163	21

Total Liabilities	2,724,004	1,911,478

NET ASSETS	$543,870,895	$49,354,089

Net assets consist of:
Paid-in capital	$518,936,601	$45,483,982
Undistributed net investment income	563,154	35,892
Accumulated net realized loss	(5,473,852)	(1,269,466)
Net unrealized appreciation	29,844,992	5,103,681

NET ASSETS	$543,870,895	$49,354,089

Shares outstanding[b]	18,600,000	1,350,000

Net asset value per share	$29.24	$36.56

[a]	Securities on loan with values of $2,535,042 and $1,833,973, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended July 31, 2017

	iShares Edge MSCI Multifactor Global ETF	iShares Edge MSCI Multifactor Intl ETF	iShares Edge MSCI Multifactor Intl Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$344,531	$5,760,909	$265,360
Dividends — affiliated (Note 2)	892	2,379	67
Securities lending income — affiliated — net (Note 2)	1,448	17,019	8,488

	346,871	5,780,307	273,915
Less: Other foreign taxes (Note 1)	(1)	—	—

Total investment income	346,870	5,780,307	273,915

EXPENSES
Investment advisory fees (Note 2)	47,021	624,839	40,091
Proxy fees	461	5,230	303

Total expenses	47,482	630,069	40,394
Less investment advisory fees waived (Note 2)	(1,847)	(46,422)	—

Net expenses	45,635	583,647	40,394

Net investment income	301,235	5,196,660	233,521

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(194,457)	544,548	82,202
Investments — affiliated (Note 2)	(32)	85	(2)
In-kind redemptions — unaffiliated	428,336	1,975,763	—
Foreign currency transactions	(2,762)	(16,743)	(1,124)
Realized gain distributions from affiliated funds	—	9	—

Net realized gain	231,085	2,503,662	81,076

Net change in unrealized appreciation/depreciation on:
Investments[c]	2,276,005	32,466,531	1,772,983
Translation of assets and liabilities in foreign currencies	554	17,513	643

Net change in unrealized appreciation/depreciation	2,276,559	32,484,044	1,773,626

Net realized and unrealized gain	2,507,644	34,987,706	1,854,702

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,808,879	$40,184,366	$2,088,223

[a]	Net of foreign withholding tax of $25,252, $554,512 and $26,332, respectively.
[b]	Net of foreign capital gains taxes of $ —, $ — and $83, respectively.
[c]	Net of deferred foreign capital gains taxes of $ —, $ — and $909, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES® TRUST

Year ended July 31, 2017

	iShares Edge MSCI Multifactor USA ETF	iShares Edge MSCI Multifactor USA Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$6,288,567	$384,385
Dividends — affiliated (Note 2)	2,288	7,109
Securities lending income — affiliated — net (Note 2)	5,195	13,937

Total investment income	6,296,050	405,431

EXPENSES
Investment advisory fees (Note 2)	662,184	109,156
Proxy fees	8,322	1,066

Total expenses	670,506	110,222
Less investment advisory fees waived (Note 2)	(51,713)	(6,350)

Net expenses	618,793	103,872

Net investment income	5,677,257	301,559

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,657,178)	(1,192,623)
Investments — affiliated (Note 2)	(421)	1,019
In-kind redemptions — unaffiliated	23,904,492	489,225
Realized gain distributions from affiliated funds	22	1

Net realized gain (loss)	18,246,915	(702,378)

Net change in unrealized appreciation/depreciation	26,236,907	4,413,179

Net realized and unrealized gain	44,483,822	3,710,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,161,079	$4,012,360

[a]	Net of foreign withholding tax of $2,051 and $527, respectively.

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Edge MSCI Multifactor Global ETF		iShares Edge MSCI Multifactor Intl ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$301,235	$71,249	$5,196,660	$1,144,898
Net realized gain (loss)	231,085	(146,460)	2,503,662	(1,351,762)
Net change in unrealized appreciation/depreciation	2,276,559	77,696	32,484,044	(1,389,867)

Net increase (decrease) in net assets resulting from operations	2,808,879	2,485	40,184,366	(1,596,731)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(242,601)	(66,320)	(5,334,780)	(1,031,832)

Total distributions to shareholders	(242,601)	(66,320)	(5,334,780)	(1,031,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,018,631	2,333,283	110,092,452	111,958,016
Cost of shares redeemed	(2,700,906)	—	(10,274,220)	—

Net increase in net assets from capital share transactions	16,317,725	2,333,283	99,818,232	111,958,016

INCREASE IN NET ASSETS	18,884,003	2,269,448	134,667,818	109,329,453

NET ASSETS
Beginning of year	4,716,917	2,447,469	114,269,003	4,939,550

End of year	$23,600,920	$4,716,917	$248,936,821	$114,269,003

Undistributed net investment income included in net assets at end of year	$80,881	$9,139	$682,253	$144,571

SHARES ISSUED AND REDEEMED
Shares sold	750,000	100,000	4,700,000	4,700,000
Shares redeemed	(100,000)	—	(400,000)	—

Net increase in shares outstanding	650,000	100,000	4,300,000	4,700,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Intl Small-Cap ETF		iShares Edge MSCI Multifactor USA ETF
	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$233,521	$102,193	$5,677,257	$947,301
Net realized gain (loss)	81,076	(229,953)	18,246,915	(55,974)
Net change in unrealized appreciation/depreciation	1,773,626	248,327	26,236,907	3,552,789

Net increase in net assets resulting from operations	2,088,223	120,567	50,161,079	4,444,116

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(236,669)	(108,703)	(5,221,628)	(842,192)

Total distributions to shareholders	(236,669)	(108,703)	(5,221,628)	(842,192)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,659,516	—	529,840,200	106,317,044
Cost of shares redeemed	—	—	(139,836,937)	(6,020,930)

Net increase in net assets from capital share transactions	10,659,516	—	390,003,263	100,296,114

INCREASE IN NET ASSETS	12,511,070	11,864	434,942,714	103,898,038

NET ASSETS
Beginning of year	5,052,293	5,040,429	108,928,181	5,030,143

End of year	$17,563,363	$5,052,293	$543,870,895	$108,928,181

Undistributed net investment income included in net assets at end of year	$22,128	$1,803	$563,154	$107,504

SHARES ISSUED AND REDEEMED
Shares sold	400,000	—	19,250,000	4,400,000
Shares redeemed	—	—	(5,000,000)	(250,000)

Net increase in shares outstanding	400,000	—	14,250,000	4,150,000

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor USA Small-Cap ETF
	Year ended July 31, 2017	Year ended July 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$301,559	$63,197
Net realized gain (loss)	(702,378)	157,283
Net change in unrealized appreciation/depreciation	4,413,179	656,736

Net increase in net assets resulting from operations	4,012,360	877,216

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(281,294)	(53,554)

Total distributions to shareholders	(281,294)	(53,554)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,928,579	11,741,106
Cost of shares redeemed	(3,425,193)	(1,521,338)

Net increase in net assets from capital share transactions	31,503,386	10,219,768

INCREASE IN NET ASSETS	35,234,452	11,043,430

NET ASSETS
Beginning of year	14,119,637	3,076,207

End of year	$49,354,089	$14,119,637

Undistributed net investment income included in net assets at end of year	$35,892	$11,483

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	400,000
Shares redeemed	(100,000)	(50,000)

Net increase in shares outstanding	900,000	350,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Global ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$23.58	$24.47	$25.28

Income from investment operations:
Net investment income[b]	0.61	0.43	0.15
Net realized and unrealized gain (loss)[c]	4.06	(0.99)	(0.85)

Total from investment operations	4.67	(0.56)	(0.70)

Less distributions from:
Net investment income	(0.48)	(0.33)	(0.11)

Total distributions	(0.48)	(0.33)	(0.11)

Net asset value, end of period	$27.77	$23.58	$24.47

Total return	19.97%	(2.20)%	(2.77)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$23,601	$4,717	$2,447
Ratio of expenses to average net assets[e]	0.36%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.37%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	2.38%	1.91%	2.37%
Portfolio turnover rate[f]	31%	43%	21%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the years ended July 31, 2017, July 31, 2016 and the period ended July 31, 2015 were 31%, 43% and 21% respectively. See Note 4.

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Intl ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$23.32	$24.70	$24.92

Income from investment operations:
Net investment income[b]	0.69	0.57	0.15
Net realized and unrealized gain (loss)[c]	3.65	(1.71)	(0.20)

Total from investment operations	4.34	(1.14)	(0.05)

Less distributions from:
Net investment income	(0.60)	(0.24)	(0.17)

Total distributions	(0.60)	(0.24)	(0.17)

Net asset value, end of period	$27.06	$23.32	$24.70

Total return	18.84%	(4.62)%	(0.21)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$248,937	$114,269	$4,940
Ratio of expenses to average net assets[e]	0.32%	0.41%	0.45%
Ratio of expenses to average net assets prior to waived fees[e]	0.34%	0.45%	n/a
Ratio of net investment income to average net assets[e]	2.81%	2.51%	2.29%
Portfolio turnover rate[f]	45%	38%	19%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Intl Small-Cap ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.26	$25.20	$25.03

Income from investment operations:
Net investment income[b]	0.69	0.51	0.13
Net realized and unrealized gain[c]	3.98	0.09	0.16

Total from investment operations	4.67	0.60	0.29

Less distributions from:
Net investment income	(0.66)	(0.54)	(0.12)

Total distributions	(0.66)	(0.54)	(0.12)

Net asset value, end of period	$29.27	$25.26	$25.20

Total return	18.91%	2.48%	1.15%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$17,563	$5,052	$5,040
Ratio of expenses to average net assets[e]	0.44%	0.60%	0.60%
Ratio of net investment income to average net assets[e]	2.57%	2.13%	2.03%
Portfolio turnover rate[f]	44%	49%	17%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor USA ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$25.04	$25.15	$25.12

Income from investment operations:
Net investment income[b]	0.54	0.44	0.08
Net realized and unrealized gain (loss)[c]	4.12	(0.22)	0.03

Total from investment operations	4.66	0.22	0.11

Less distributions from:
Net investment income	(0.46)	(0.33)	(0.08)

Total distributions	(0.46)	(0.33)	(0.08)

Net asset value, end of period	$29.24	$25.04	$25.15

Total return	18.76%	0.92%	0.43%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$543,871	$108,928	$5,030
Ratio of expenses to average net assets[e]	0.21%	0.31%	0.35%
Ratio of expenses to average net assets prior to waived fees[e]	0.23%	0.35%	n/a
Ratio of net investment income to average net assets[e]	1.94%	1.84%	1.23%
Portfolio turnover rate[f]	49%	45%	18%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor USA Small-Cap ETF

	Year ended Jul. 31, 2017	Year ended Jul. 31, 2016	Period from Apr. 28, 2015[a] to Jul. 31, 2015
Net asset value, beginning of period	$31.38	$30.76	$30.13

Income from investment operations:
Net investment income[b]	0.33	0.33	0.06
Net realized and unrealized gain[c]	5.16	0.58	0.61

Total from investment operations	5.49	0.91	0.67

Less distributions from:
Net investment income	(0.31)	(0.29)	(0.04)

Total distributions	(0.31)	(0.29)	(0.04)

Net asset value, end of period	$36.56	$31.38	$30.76

Total return	17.57%	3.03%	2.23%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$49,354	$14,120	$3,076
Ratio of expenses to average net assets[e]	0.32%	0.46%	0.50%
Ratio of expenses to average net assets prior to waived fees[e]	0.34%	0.50%	n/a
Ratio of net investment income to average net assets[e]	0.94%	1.11%	0.75%
Portfolio turnover rate[f]	90%	49%	17%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Multifactor Global	Non-diversified
Edge MSCI Multifactor Intl	Non-diversified
Edge MSCI Multifactor Intl Small-Cap	Non-diversified
Edge MSCI Multifactor USA	Non-diversified
Edge MSCI Multifactor USA Small-Cap	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of July 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of July 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of July 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of July 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Multifactor Global
Citigroup Global Markets Inc.	$5,488	$5,488	$—
Credit Suisse Securities (USA) LLC	4,198	4,198	—
Deutsche Bank Securities Inc.	4,744	4,744	—
JPMorgan Securities LLC	23,938	23,938	—
Macquarie Bank Limited	2,423	2,423	—
Merrill Lynch, Pierce, Fenner & Smith	145,133	145,133	—
UBS AG	50,552	50,552	—

	$236,476	$236,476	$—

Edge MSCI Multifactor Intl
Citigroup Global Markets Inc.	$185,100	$185,100	$—
JPMorgan Securities LLC	77,859	77,859	—

	$262,959	$262,959	$—

Edge MSCI Multifactor Intl Small-Cap
BMO Capital Markets	$18,372	$18,372	$—
Citigroup Global Markets Inc.	30,911	30,911	—
Credit Suisse Securities (USA) LLC	91,323	91,323	—
Deutsche Bank Securities Inc.	25,610	25,610	—
HSBC Bank PLC	24,580	24,580	—
JPMorgan Securities LLC	10,980	10,980	—
Macquarie Bank Limited	17,727	17,727	—
Merrill Lynch, Pierce, Fenner & Smith	32,866	32,866	—
UBS AG	111,715	111,715	—

	$364,084	$364,084	$—

Edge MSCI Multifactor USA
Credit Suisse Securities (USA) LLC	$1,178,830	$1,178,830	$—
JPMorgan Securities LLC	1,308,923	1,308,923	—
Merrill Lynch, Pierce, Fenner & Smith	47,289	47,289	—

	$2,535,042	$2,535,042	$—

Edge MSCI Multifactor USA Small-Cap
BNP Paribas New York Branch	$25,120	$25,120	$—
BNP Paribas Prime Brokerage Inc.	87,619	87,619	—
Citigroup Global Markets Inc.	141,419	141,419	—
Credit Suisse Securities (USA) LLC	302,795	302,795	—
Deutsche Bank Securities Inc.	75,830	75,830	—
HSBC Bank PLC	46,309	46,309	—
Jefferies LLC	76,457	76,457	—
JPMorgan Securities LLC	855,778	855,778	—
Merrill Lynch, Pierce, Fenner & Smith	52,504	52,504	—
UBS AG	170,142	170,142	—

	$1,833,973	$1,833,973	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to the Regulation S-X will not have material impact on the Fund’s financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Edge MSCI Multifactor Global ETF, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 16, 2016, BFA was entitled to an annual investment advisory fee of 0.50%. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through November 30, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Edge MSCI Multifactor Intl	0.30%
Edge MSCI Multifactor Intl Small-Cap	0.40
Edge MSCI Multifactor USA	0.20
Edge MSCI Multifactor USA Small-Cap	0.30

Prior to December 16, 2016, for its investment advisory services to each of the iShares Edge MSCI Multifactor Intl, iShares Edge MSCI Multifactor Intl Small-Cap, iShares Edge MSCI Multifactor USA and iShares Edge MSCI Multifactor USA Small-Cap ETFs, BFA was entitled to an annual investment advisory fee of 0.45%, 0.60% 0.35% and 0.50%, respectively.

For the year ended July 31 2017, BFA voluntarily waived a portion of its investment advisory fees for the iShares Edge MSCI Global, iShares Edge MSCI Multifactor Intl, iShares Edge MSCI Multifactor USA and iShares Edge MSCI Multifactor USA Small-Cap ETFs in the amounts of $1,847, $46,422, $51,713 and $6,350, respectively. The voluntary waivers were discontinued effective December 16, 2016, and in conjunction with the annual investment advisory fee reductions for these Funds.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Edge MSCI Multifactor USA ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Edge Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF and iShares Edge Multifactor Intl Small-Cap ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended July 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Global	$377
Edge MSCI Multifactor Intl	4,364
Edge MSCI Multifactor Intl Small-Cap	2,109
Edge MSCI Multifactor USA	2,573
Edge MSCI Multifactor USA Small-Cap	5,780

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Global	$760,694	$758,576
Edge MSCI Multifactor Intl Small-Cap	230,078	315,734
Edge MSCI Multifactor USA Small-Cap	265,684	1,223,964

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended July 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Global	$8,290,561	$3,943,551
Edge MSCI Multifactor Intl	94,076,912	83,938,764
Edge MSCI Multifactor Intl Small-Cap	4,232,414	4,116,814
Edge MSCI Multifactor USA	153,982,890	146,856,000
Edge MSCI Multifactor USA Small-Cap	29,854,134	29,020,256

In-kind transactions (see Note 4) for the year ended July 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Multifactor Global	$14,591,225	$2,635,999
Edge MSCI Multifactor Intl	99,532,210	9,878,571
Edge MSCI Multifactor Intl Small-Cap	10,515,678	—
Edge MSCI Multifactor USA	520,882,468	138,541,287
Edge MSCI Multifactor USA Small-Cap	34,092,691	3,433,664

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of July 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Multifactor Global	$424,538	$13,108	$(437,646)
Edge MSCI Multifactor Intl	1,907,327	675,802	(2,583,129)
Edge MSCI Multifactor Intl Small-Cap	—	23,473	(23,473)
Edge MSCI Multifactor USA	23,117,227	21	(23,117,248)
Edge MSCI Multifactor USA Small-Cap	462,028	4,144	(466,172)

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

iShares ETF	2017	2016
Edge MSCI Multifactor Global
Ordinary income	$242,601	$66,320

Edge MSCI Multifactor Intl
Ordinary income	$5,334,780	$1,031,832

Edge MSCI Multifactor Intl Small-Cap
Ordinary income	$236,669	$108,703

Edge MSCI Multifactor USA
Ordinary income	$5,221,628	$842,192

Edge MSCI Multifactor USA Small-Cap
Ordinary income	$281,294	$53,554

As of July 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Multifactor Global	$135,909	$(350,393)	$2,209,688	$1,995,204
Edge MSCI Multifactor Intl	2,697,363	(737,624)	28,445,235	30,404,974
Edge MSCI Multifactor Intl Small-Cap	127,010	(169,400)	1,947,393	1,905,003
Edge MSCI Multifactor USA	563,154	(3,116,963)	27,488,103	24,934,294
Edge MSCI Multifactor USA Small-Cap	43,471	(980,261)	4,806,897	3,870,107

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Multifactor Global	$350,393
Edge MSCI Multifactor Intl	737,624
Edge MSCI Multifactor Intl Small-Cap	169,400
Edge MSCI Multifactor USA	3,116,963
Edge MSCI Multifactor USA Small-Cap	980,261

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF,

iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF and

iShares Edge MSCI Multifactor USA Small-Cap ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of July 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

September 25, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2017:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Global	$317,652
Edge MSCI Multifactor Intl	6,201,468
Edge MSCI Multifactor Intl Small-Cap	245,339
Edge MSCI Multifactor USA	5,536,696
Edge MSCI Multifactor USA Small-Cap	302,853

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended July 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deductions
Edge MSCI Multifactor Global	23.06%
Edge MSCI Multifactor USA	87.97
Edge MSCI Multifactor USA Small-Cap	92.25

For the fiscal year ended July 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Multifactor Global	$275,095	$23,692
Edge MSCI Multifactor Intl	6,995,282	505,978
Edge MSCI Multifactor Intl Small-Cap	291,479	25,013

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Edge MSCI Multifactor Global ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	79

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Multifactor Intl ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

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BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

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securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares Edge MSCI Multifactor Intl Small-Cap ETF and iShares Edge MSCI Multifactor USA Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds

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sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that it had previously approved a revised Advisory Contract for the Funds which lowered the investment advisory fee rate of iShares Edge MSCI Multifactor USA Small-Cap ETF from 50 basis points to 30 basis points, and of iShares Edge MSCI Multifactor Intl Small-Cap ETF from 60 basis points to 40 basis points, which were not fully reflected in the Broadridge data.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative

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complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares Edge MSCI Multifactor USA ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted

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its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled

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meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other

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iSHARES® TRUST

Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	89

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Multifactor Global	$0.483079	$—	$—	$0.483079	100%	—%	—%	100%
Edge MSCI Multifactor Intl	0.603456	—	—	0.603456	100	—	—	100
Edge MSCI Multifactor Intl Small-Cap	0.657871	—	—	0.657871	100	—	—	100
Edge MSCI Multifactor USA	0.456692	—	—	0.456692	100	—	—	100
Edge MSCI Multifactor USA Small-Cap	0.304983	—	0.007772	0.312755	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Multifactor Global ETF

Period Covered: April 28, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	4	0.73%
Greater than 2.5% and Less than 3.0%	2	0.36
Greater than 2.0% and Less than 2.5%	5	0.91
Greater than 1.5% and Less than 2.0%	11	2.00
Greater than 1.0% and Less than 1.5%	64	11.64
Greater than 0.5% and Less than 1.0%	177	32.18
Greater than 0.0% and Less than 0.5%	194	35.27
At NAV	9	1.64
Less than 0.0% and Greater than –0.5%	79	14.36
Less than –0.5% and Greater than –1.0%	3	0.55
Less than –1.0% and Greater than –1.5%	1	0.18
Less than –1.5%	1	0.18

	550	100.00%

iShares Edge MSCI Multifactor Intl ETF

Period Covered: April 28, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.18%
Greater than 2.0% and Less than 2.5%	3	0.55
Greater than 1.5% and Less than 2.0%	18	3.27
Greater than 1.0% and Less than 1.5%	54	9.82
Greater than 0.5% and Less than 1.0%	180	32.73
Greater than 0.0% and Less than 0.5%	234	42.54
At NAV	5	0.91
Less than 0.0% and Greater than –0.5%	50	9.09
Less than –0.5% and Greater than –1.0%	4	0.73
Less than –1.0% and Greater than –1.5%	1	0.18

	550	100.00%

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor Intl Small-Cap ETF

Period Covered: April 28, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	15	2.73%
Greater than 1.0% and Less than 1.5%	75	13.64
Greater than 0.5% and Less than 1.0%	176	32.00
Greater than 0.0% and Less than 0.5%	175	31.82
At NAV	7	1.27
Less than 0.0% and Greater than –0.5%	85	15.45
Less than –0.5% and Greater than –1.0%	13	2.36
Less than –1.0% and Greater than –1.5%	4	0.73

	550	100.00%

iShares Edge MSCI Multifactor USA ETF

Period Covered: April 28, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	379	68.91%
At NAV	46	8.36
Less than 0.0% and Greater than –0.5%	125	22.73

	550	100.00%

iShares Edge MSCI Multifactor USA Small-Cap ETF

Period Covered: April 28, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.18%
Greater than 1.5% and Less than 2.0%	1	0.18
Greater than 1.0% and Less than 1.5%	1	0.18
Greater than 0.5% and Less than 1.0%	16	2.91
Greater than 0.0% and Less than 0.5%	355	64.55
At NAV	33	6.00
Less than 0.0% and Greater than –0.5%	143	26.00

	550	100.00%

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 340 funds (as of July 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc.
(since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund
		(since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	93

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business
(2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	97

Notes:

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-714-0717

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty-one series of the registrant for which the fiscal year-end is July 31, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $689,560 for the fiscal year ended July 31, 2016 and $708,750 for the fiscal year ended July 31, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended July 31, 2016 and July 31, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Funds were $185,269 for the fiscal year ended July 31, 2016 and $192,831 for the fiscal year ended July 31, 2017. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended July 31, 2016 and July 31, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended July 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $185,269 for the fiscal year ended July 31, 2016 and $192,831 for the fiscal year ended July 31, 2017. The aggregate non-audit fees for the fiscal year ended July 31, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended July 31, 2016 as this report excludes non-audit fees for services that were rendered to the registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the registrant but that were not related to the registrant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: September 29, 2017

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: September 29, 2017